UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08090

       Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1301 South Harrison Street

       Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Ronald A. Holinsky, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

         Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

US Bank Tower

633 West 5th Street

Suite 4900

Los Angeles, CA 90071-2013

Registrant’s telephone number, including area code:  (260) 455-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Lincoln Variable Insurance Products Trust:

Lincoln Nasdaq-100 Funds:

Lincoln Nasdaq-100 Buffer Fund Mar

Lincoln Nasdaq-100 Buffer Fund Jun

Lincoln Hedged Nasdaq-100 Fund (formerly, Lincoln Nasdaq-100 Buffer Fund Sep)

Lincoln Hedged Nasdaq-100 Fund 2 (formerly, Lincoln Nasdaq-100 Buffer Fund Dec)

Lincoln Opportunistic Hedged Equity Fund

Lincoln S&P 500 Funds:

Lincoln S&P 500 Buffer Fund Feb

Lincoln S&P 500 Buffer Fund May

Lincoln Hedged S&P 500 Fund (formerly, Lincoln S&P 500 Buffer Fund Aug)

Lincoln Hedged S&P 500 Fund 2 (formerly, Lincoln S&P 500 Buffer Fund Nov)

Lincoln S&P 500 Ultra Buffer Fund Feb

Lincoln S&P 500 Ultra Buffer Fund May

Lincoln Hedged S&P 500 Conservative Fund (formerly, Lincoln S&P 500 Ultra Buffer Fund Aug)

Lincoln Hedged S&P 500 Conservative Fund 2 (formerly, Lincoln S&P 500 Ultra Buffer Fund

Nov)

LVIP Aggressive Growth Allocation Managed Risk Funds:

LVIP Global Aggressive Growth Allocation Managed Risk Fund

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

LVIP American Allocation Funds:

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP American Funds:

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Global Allocation Managed Risk Funds:

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Global Allocation Fund

LVIP BlackRock Global Allocation Managed Risk Fund

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Real Estate Fund (formerly, LVIP BlackRock Global Real Estate Fund)

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP Channing Small-Cap Value Fund

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Income Fund

LVIP Delaware High Yield Fund

LVIP Delaware Limited-Term Diversified Income Fund

LVIP Delaware Mid Cap Value Fund

LVIP Delaware SMID Cap Core Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware U.S. Growth Fund

LVIP Delaware U.S. REIT Fund (formerly, LVIP Delaware REIT Fund)

LVIP Delaware Value Fund

LVIP Delaware Wealth Builder Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Dimensional International Core Equity Fund

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Global Allocation Managed Risk Funds:

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Government Money Market Fund

LVIP Invesco Select Equity Income Managed Volatility Fund

LVIP JPMorgan Core Bond Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Mid Cap Value Fund

LVIP JPMorgan Retirement Income Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP JPMorgan Small Cap Core Fund

LVIP JPMorgan U.S. Equity Fund

LVIP Loomis Sayles Global Growth Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mondrian Global Income Fund (formerly, LVIP Global Income Fund)

LVIP Mondrian International Value Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP PIMCO Low Duration Bond Fund

LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund

LVIP Franklin Templeton Multi-Factor Funds:

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund (formerly, LVIP SSGA

Emerging Markets 100 Fund)

LVIP Franklin Templeton Multi-Factor International Equity Fund (formerly, LVIP SSGA

Developed International 150 Fund)

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund (formerly, LVIP SSGA Large Cap

100 Fund)

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund (formerly, LVIP SSGA

Small/Mid-Cap 200 Fund)

LVIP Allocation Funds:

LVIP SSGA Conservative Index Allocation Fund

LVIP SSGA Moderate Index Allocation Fund

LVIP SSGA Moderately Aggressive Index Allocation Fund

LVIP Structured Conservative Allocation Fund (formerly, LVIP SSGA Conservative Structured

Allocation Fund)

LVIP Structured Moderate Allocation Fund (formerly, LVIP SSGA Moderate Structured

Allocation Fund)

LVIP Structured Moderately Aggressive Allocation Fund (formerly, LVIP SSGA Moderately

Aggressive Structured Allocation Fund)

LVIP SSGA Bond Index Fund

LVIP SSGA Emerging Markets Equity Index Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA International Index Fund

LVIP SSGA International Managed Volatility Fund

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA Mid-Cap Index Fund

LVIP SSGA Nasdaq-100 Index Fund

LVIP SSGA S&P 500 Index Fund

LVIP SSGA Short-Term Bond Index Fund

LVIP SSGA Small-Cap Index Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP T. Rowe Price Target Maturity Funds:

LVIP T. Rowe Price 2020 Fund

LVIP T. Rowe Price 2030 Fund

LVIP T. Rowe Price 2040 Fund

LVIP T. Rowe Price 2050 Fund

LVIP T. Rowe Price 2060 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Vanguard Allocation Funds:

LVIP Vanguard Bond Allocation Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Wellington Capital Growth Fund

LVIP Wellington SMID Cap Value Fund

LVIP Western Asset Core Bond Fund

LVIP JPMorgan Retirement Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan Retirement Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Retirement Income Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
The Fund returned 11.60% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P Target Date® Retirement Income Index1, returned 10.35%.
Despite a difficult 2022, followed by regional bank stress, debt ceiling and government shutdown worries, and geopolitical turmoil, markets saw the potential for a stronger end to 2023. The economy’s evasion of recession– marked by a stronger economy, meaningful disinflation, and a triumphant end to rate hikes – powered both stocks and bonds higher.
Global stocks rallied, but this masks meaningful regional and sectoral dispersion. A rebound in U.S. tech stocks this year — after their slump in 2022 — propelled the S&P 500® Index2 to gains of 24%. But just as tech was recovering, parts of the transportation and logistics sectors reported sharp slowdowns in earnings. While the global economy avoided recession in 2023, a number of sectors and regions endured rolling slowdowns.
Global fixed income experienced a comeback in 2023. November and December marked the best and fourth best months since 1985, respectively. When all was said and done, the 10-year Treasury also finished the year about where it started.
Over the year, the biggest contributors to the Fund were JPMorgan Equity Index, JPM Core Bond, and JPMorgan US Equity. There were no major detractors. Since inception, the strongest contributors have been the JPM Core Bond, JPM Equity Index Fund, and JPM High Yield. The biggest detractors to the Fund were JPM Betabuilders High Yield, JPM Inflation Managed Bond, and JPM International Research Enhanced Equities.
The Fund uses futures for cash management, risk mitigation, and to implement tactical asset allocation views. They are also being used to manage exposure to U.S. equities, Europe ex U.K. equities, Japanese Equities, EAFE (Europe Australasia Far East) Equities, REITs (Real Estate Investment Trust) and U.S. government bonds.
Portfolio Managers:
J.P. Morgan Investment Management, Inc.:
 Michael Feser
Jeffrey Geller
Silvia Trillo
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP JPMorgan Retirement Income Fund - Standard Class
S&P Target Date® Retirement Income Index
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
12/31/13
12/31/23
$14,773
$14,719

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Retirement Income Fund Standard Class shares on 12/31/2013. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,719. For comparison, look at how the S&P Target Date® Retirement Income Index did over the same period. The same $10,000 investment would have increased to $14,773. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 11.60%
Five Years	+ 5.02%
Ten Years	+ 3.94%
Service Class Shares
One Year	+ 11.32%
Five Years	+ 4.75%
Ten Years	+ 3.68%
1. The S&P Target Date® Retirement Income Index consists of 11 multi-asset class indices, each corresponding to a particular target retirement date.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP JPMorgan Retirement Income Fund-1

LVIP JPMorgan Retirement Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,048.40	0.38%	$1.96
Service Class Shares	1,000.00	1,047.10	0.63%	3.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.38%	$1.94
Service Class Shares	1,000.00	1,022.00	0.63%	3.21

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP JPMorgan Retirement Income Fund-2

LVIP JPMorgan Retirement Income Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	98.82%
Equity Funds	25.47%
Fixed Income Funds	53.95%
International Equity Funds	11.65%
Money Market Fund	7.75%
U.S. Treasury Obligation	0.18%
Total Investments	99.00%
Receivables and Other Assets Net of Liabilities	1.00%
Net Assets	100.00%
LVIP JPMorgan Retirement Income Fund-3

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–98.82%
Equity Funds–25.47%
JPMorgan BetaBuilders MSCI US REIT ETF	4,742	$423,698
JPMorgan BetaBuilders US Mid Cap Equity ETF	67,754	5,738,960
✧JPMorgan Equity Index Fund	423,263	30,271,794
JPMorgan Realty Income ETF	27,236	1,225,797
✧JPMorgan Small Cap Equity Fund	45,134	2,447,156
✧JPMorgan Small Cap Growth Fund	61,343	1,221,943
✧JPMorgan Small Cap Value Fund	45,192	1,218,378
✧JPMorgan U.S. Equity Fund	473,142	10,115,771
		52,663,497
Fixed Income Funds–53.95%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	39,178	1,798,858
✧JPMorgan Core Bond Fund	7,625,979	78,623,837
✧JPMorgan High Yield Fund	3,658,193	23,522,183
JPMorgan Inflation Managed Bond ETF	163,644	7,611,900
		111,556,778
International Equity Funds–11.65%
JPMorgan ActiveBuilders Emerging Markets Equity ETF	35,926	1,302,318
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧JPMorgan Emerging Markets Equity Fund	90,136	$2,675,237
✧JPMorgan Emerging Markets Research Enhanced Equity Fund	174,485	2,706,259
✧JPMorgan International Equity Fund	375,584	7,106,056
JPMorgan International Research Enhanced Equity ETF	176,277	10,301,628
		24,091,498
Money Market Fund–7.75%
JPMorgan Prime Money Market Fund - IM Shares (seven-day effective yield 5.66%)	16,020,322	16,033,139
		16,033,139
Total Investment Companies (Cost $187,313,722)		204,344,912

	Principal Amount°
U.S. TREASURY OBLIGATION–0.18%
U.S. Treasury Notes 4.13% 1/31/25	384,000	381,600
Total U.S. Treasury Obligation (Cost $380,178)		381,600

TOTAL INVESTMENTS–99.00% (Cost $187,693,900)	204,726,512
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.00%	2,058,499
NET ASSETS APPLICABLE TO 17,214,998 SHARES OUTSTANDING–100.00%	$206,785,011
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND STANDARD CLASS ($173,857,189 / 14,471,709 Shares)	$12.014
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND SERVICE CLASS ($32,927,822 / 2,743,289 Shares)	$12.003
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$201,724,309
Distributable earnings/(accumulated loss)	5,060,702
TOTAL NET ASSETS	$206,785,011

✧Class R-6 shares.
°Principal amount shown is stated in U.S. dollars.
LVIP JPMorgan Retirement Income Fund-4

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)

★Includes $5,074 expense reimbursement receivable from Lincoln Financial Investments Corporation, $38,447 variation margin due from broker on futures contracts, $220,908 payable for fund shares redeemed, $2 foreign currencies due to custodian, $15,444 other accrued expenses payable, $63,615 due to manager and affiliates, $32,712 due to custodian, $31,500 payable for audit fee and $17,170 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
63	U.S. Treasury 10 yr Notes	$7,112,109	$6,883,163	3/19/24	$228,946	$—
Equity Contracts:
34	E-mini MSCI EAFE Index	3,829,080	3,663,894	3/15/24	165,186	—
(61)	E-mini MSCI Emerging Markets Index	(3,152,785)	(2,999,399)	3/15/24	—	(153,386)
(11)	E-mini S&P 500 Index	(2,651,000)	(2,552,334)	3/15/24	—	(98,666)
					165,186	(252,052)
Total Futures Contracts					$394,132	$(252,052)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 9 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund-5

LVIP JPMorgan Retirement Income Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$6,952,226
Interest	42,751
Foreign taxes withheld	(3,993)
6,990,984
EXPENSES:
Management fees	1,520,521
Distribution fees-Service Class	84,672
Accounting and administration expenses	64,107
Shareholder servicing fees	58,794
Professional fees	56,533
Reports and statements to shareholders	12,663
Trustees’ fees and expenses	7,470
Custodian fees	3,608
Consulting fees	2,369
Pricing fees	35
Other	6,328
1,817,100
Less:
Management fees waived	(912,313)
Expenses reimbursed	(49,718)
Total operating expenses	855,069
NET INVESTMENT INCOME	6,135,915
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	287,330
Distributions from investment companies	192,670
Foreign currencies	45,894
Futures contracts	(401,884)
Net realized gain	124,010
Net change in unrealized appreciation (depreciation) of:
Investments	15,941,661
Foreign currencies	(48,944)
Futures contracts	(721)
Net change in unrealized appreciation (depreciation)	15,891,996
NET REALIZED AND UNREALIZED GAIN	16,016,006
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,151,921
See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Retirement Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,135,915	$4,953,485
Net realized gain (loss)	124,010	(10,862,337)
Net change in unrealized appreciation (depreciation)	15,891,996	(25,056,442)
Net increase (decrease) in net assets resulting from operations	22,151,921	(30,965,294)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(6,037,805)	(7,715,790)
Service Class	(1,039,370)	(2,733,844)
	(7,077,175)	(10,449,634)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	32,210,943	3,822,349
Service Class	5,775,868	5,852,962
Net assets from merger:*
Standard Class	—	17,607,053
Service Class	—	5,462,960
Reinvestment of dividends and distributions:
Standard Class	6,037,805	7,715,790
Service Class	1,039,370	2,733,844
	45,063,986	43,194,958
Cost of shares redeemed:
Standard Class	(22,704,267)	(22,762,007)
Service Class	(32,344,883)	(9,956,913)
	(55,049,150)	(32,718,920)
Increase (decrease) in net assets derived from capital share transactions	(9,985,164)	10,476,038
NET INCREASE (DECREASE) IN NET ASSETS	5,089,582	(30,938,890)
NET ASSETS:
Beginning of year	201,695,429	232,634,319
End of year	$206,785,011	$201,695,429

*	See Note 7 in Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund-6

LVIP JPMorgan Retirement Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.151	$13.564	$13.267	$12.562	$11.370
Income (loss) from investment operations:
Net investment income[1]	0.358	0.291	0.245	0.256	0.330
Net realized and unrealized gain (loss)	0.933	(2.107)	0.532	0.928	1.254
Total from investment operations	1.291	(1.816)	0.777	1.184	1.584
Less dividends and distributions from:
Net investment income	(0.428)	(0.241)	(0.312)	(0.328)	(0.392)
Net realized gain	—	(0.356)	(0.168)	(0.151)	—
Total dividends and distributions	(0.428)	(0.597)	(0.480)	(0.479)	(0.392)
Net asset value, end of period	$12.014	$11.151	$13.564	$13.267	$12.562
Total return[2]	11.60%	(13.33% )	5.87%	9.48%	13.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$173,857	$146,449	$170,271	$179,898	$183,336
Ratio of expenses to average net assets[3]	0.38%	0.41%	0.52%	0.50%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.85%	0.87%	0.87%	0.89%	0.88%
Ratio of net investment income to average net assets	3.07%	2.42%	1.80%	2.03%	2.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.60%	1.96%	1.45%	1.64%	2.28%
Portfolio turnover	17%	70%	51%	44%	35%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund-7

LVIP JPMorgan Retirement Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.140	$13.552	$13.256	$12.554	$11.367
Income (loss) from investment operations:
Net investment income[1]	0.329	0.260	0.211	0.224	0.300
Net realized and unrealized gain (loss)	0.930	(2.105)	0.531	0.925	1.250
Total from investment operations	1.259	(1.845)	0.742	1.149	1.550
Less dividends and distributions from:
Net investment income	(0.396)	(0.211)	(0.278)	(0.296)	(0.363)
Net realized gain	—	(0.356)	(0.168)	(0.151)	—
Total dividends and distributions	(0.396)	(0.567)	(0.446)	(0.447)	(0.363)
Net asset value, end of period	$12.003	$11.140	$13.552	$13.256	$12.554
Total return[2]	11.32%	(13.55% )	5.60%	9.21%	13.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,928	$55,246	$62,363	$59,776	$56,258
Ratio of expenses to average net assets[3]	0.63%	0.66%	0.77%	0.75%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	1.10%	1.12%	1.12%	1.14%	1.13%
Ratio of net investment income to average net assets	2.82%	2.17%	1.55%	1.78%	2.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.35%	1.71%	1.20%	1.39%	2.03%
Portfolio turnover	17%	70%	51%	44%	35%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund-8

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Retirement Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests a substantial portion of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), advised by J.P. Morgan or other unaffiliated managers (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Financial Investments Corporation (LFI) (formerly, Lincoln Investment Advisors Corporation (“LIAC”)). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may also invest in individual securities. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek to provide current income and some capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities,
LVIP JPMorgan Retirement Income Fund-9

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.45% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
LFI has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.38% of the Fund’s average daily net assets for the Standard Class and 0.63% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least June 10, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$97,475	$91,834	$49,718	$239,027
J.P. Morgan Investment Management, Inc. (“JPM”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays JPM a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$16,436
Legal	2,690
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP JPMorgan Retirement Income Fund-10

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,448 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$5,074
Management fees payable to LFI	51,861
Distribution fees payable to LFD	6,741
Shareholder servicing fees payable to Lincoln Life	5,013
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$31,978,668
Purchases of U.S. government securities	379,980
Sales other than U.S. government securities	35,202,514
Sales of U.S. government securities	1,939,232
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$188,656,198
Aggregate unrealized appreciation of investments and derivatives	$19,507,533
Aggregate unrealized depreciation of investments and derivatives	(3,437,220)
Net unrealized appreciation of investments and derivatives	$16,070,313
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange
LVIP JPMorgan Retirement Income Fund-11

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$204,344,912	$—	$—	$204,344,912
U.S. Treasury Obligation	—	381,600	—	381,600
Total Investments	$204,344,912	$381,600	$—	$204,726,512
Derivatives:

Assets:
Futures Contracts	$394,132	$—	$—	$394,132
Liabilities:
Futures Contracts	$(252,052)	$—	$—	$(252,052)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts and premium amortization.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$7,077,175	$4,125,105
Long-term capital gains	—	6,324,529
Total	$7,077,175	$10,449,634
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$58,905
Capital loss carryforward	(11,068,514)
Other temporary differences	(2)
Net unrealized appreciation	16,070,313
Distributable earnings/(accumulated loss)	$5,060,702
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$3,809,006	$7,259,508	$11,068,514
In 2023, the Fund utilized $385,846 of capital loss carryforwards.
LVIP JPMorgan Retirement Income Fund-12

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	2,776,960	316,176
Service Class	491,982	478,481
Shares reinvested:
Standard Class	503,366	692,495
Service Class	86,773	245,836
Shares from merger:
Standard Class	—	1,477,474
Service Class	—	459,342
	3,859,081	3,669,804
Shares redeemed:
Standard Class	(1,942,432)	(1,905,373)
Service Class	(2,794,596)	(826,373)
	(4,737,028)	(2,731,746)
Net increase (decrease)	(877,947)	938,058
7.  Fund Merger
As of the close of business on June 10, 2022, the Fund acquired all of the assets and liabilities of the LVIP T. Rowe Price 2010 Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the LVIP JPMorgan Retirement Income Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine 2 funds managed by LFI with comparable investment objectives and strategies. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization, as shown in the following table:
	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
Acquired Fund - Standard Class	2,121,319	Standard Class	1,477,474	$17,607,053	0.696
Acquired Fund - Service Class	658,987	Service Class	459,342	5,462,960	0.697
The net assets of the Acquiring Fund before the acquisition were $197,169,628. The net assets of the Acquiring Fund immediately following the acquisition were $ 220,239,640.
If the acquisition had been completed on January 1, 2022, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2022, would have been as follows (unaudited):
Net investment income (loss)	$4,981,876 (a)
Net realized gain (loss)	(9,260,998)(b)
Net change in unrealized appreciation (depreciation)	(18,154,819)(c)
Net decrease in net assets resulting from operations	$(22,433,941)

(a)	$4,953,485, as reported in the Statements of Changes in Net Assets, plus $28,391 Net investment income(loss) from Acquired Fund pre-merger.
(b)	$(10,862,337), as reported in the Statements of Changes in Net Assets, plus $1,601,339 Net realized gain (loss) from Acquired Fund pre-merger.
(c)	$(25,056,442), as reported in the Statements of Changes in Net Assets, plus $6,901,623 Net change in unrealized appreciation (depreciation) from Acquired Fund pre-merger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statements of Changes in Net Assets since June 13, 2022.
LVIP JPMorgan Retirement Income Fund-13

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
8. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
9. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$165,186	Receivables and other assets net of liabilities	$(252,052)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	228,946	Receivables and other assets net of liabilities	—
Total		$394,132		$(252,052)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(167,686)	$(229,667)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(234,198)	228,946
Total		$(401,884)	$(721)
LVIP JPMorgan Retirement Income Fund-14

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 9. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$7,765,056	$6,179,273
10. Risk Factors
Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
11. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
12. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
13. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Retirement Income Fund-15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Retirement Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Retirement Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP JPMorgan Retirement Income Fund–16

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LFI had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  The Board considered that the Fund’s net expense
LVIP JPMorgan Retirement Income Fund-17

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE).  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024 and an expense limitation for the Fund through June 10, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the LVIP JPMorgan Retirement Income Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement.  The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP JPMorgan Retirement Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the S&P Target Date Retirement Income Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group and below the return of the benchmark index for the one-year period, below the return of the Morningstar peer group median and above the return of the benchmark index for the three-year period and below the return of the Morningstar peer group median and the benchmark index for the five-year period.  The Board considered that the Fund’s investment strategy and benchmark changed and that JPMorgan became subadviser effective May 1, 2017. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule for the Fund.  The Board noted  that all of the Fund’s assets are invested in underlying funds managed by JPMorgan, an unaffiliated third party, and its affiliates.  The Board further noted that JP Morgan’s contractual subadvisory fee is zero as JPMorgan receives fees for managing the underlying funds and does not manage direct portfolio investments for the Fund. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees and management fees from the underlying funds.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Retirement Income Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP JPMorgan Retirement Income Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP JPMorgan Retirement Income Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP JPMorgan Retirement Income Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Retirement Income Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Retirement Income Fund-23

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned 12.08% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell Midcap® Value Index1, returned 12.71%.
The U.S. equity markets ended the year strong despite witnessing the second largest bank failure in the history of the United States. The U.S. Federal Reserve (Fed) hiked the Fed target rate to 5.25%-5.50%, the highest level in more than 22 years to curb record high inflation. Consumer Price Index2 (CPI) peaked at 6.4% in January 2023, and trended downwards to 3.1% in November 2023. Meanwhile, third quarter Gross Domestic Product (GDP) was a bright spot, with GDP rising at 4.9% annualized; the increase was primarily driven by an increase in consumer spending and inventory investment. The labor market experienced some weakness as the unemployment rate went up from 3.4% in January 2023 to 3.7% in November 2023. Business spending held up better than expected despite tighter lending standards, supported by increased spending on intellectual property with greater emphasis on building and integrating artificial intelligence capabilities. Finally, earnings forecasts for 2024 witnessed an uptick towards the end of the year as recession fears subsided.
This was a historically difficult year for value as a style. Over the last 25 years, only two calendar years were more challenging relative to growth: 1999 and 2020. From a stock selection standpoint, stock selection in consumer discretionary and underweight to industrials sectors detracted, whereas stock selection in information technology and communication services contributed to performance. We believe that superior breadth will favor our style moving forward and we see plenty of opportunities for alpha generation.
Newell Rubbermaid (NWL) served as a top detractor in the consumer discretionary sector. Revenue trends were challenged throughout the year, with management citing inflationary pressures in combination with the normalization of the stay-at-home benefit unwinding. An undemanding valuation and the potential benefits of NWL’s productivity projects keep us invested. However, we maintain a short leash on the position until we gain more conviction in their ability to execute on restructuring plans.
Technology stock selection was notably strong thanks to Jabil (JBL), an electronic manufacturing services company. The market rewarded management’s decision to divest a Chinese manufacturing business for approximately $2.2 billion, which (1) removes client concentration risk with Apple3 (2) simplifies the business structure (3) provides a floor to the stock price given management’s aggressive plan to reduce the share count.
Derivatives did not have a material effect on the Fund.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. Amid elevated volatility during the market downturns, the risk management overlay put on hedge positions and reduced volatility of the Fund. Due to the subsequent market recovery, it had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
J.P. Morgan Investment Management, Inc.:
 Wonseok Choi
Akash Gupta
Andrew Stern
Phillip D. Hart
Lawrence Playford
Jonathan Tse
Jonathan K. L. Simon
Robert A. Ippolito
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
Russell Midcap® Value Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$22,121
$17,273

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,273. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $22,121. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-1

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 12.08%
Five Years	+ 9.25%
Ten Years	+ 5.62%
Service Class Shares
One Year	+ 11.80%
Five Years	+ 8.97%
Ten Years	+ 5.35%
1. The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
2. The Consumer Price Index is an index of the variation in prices paid by typical consumers for retail goods and other items.
3. Security not held at December 31, 2023.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-2

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,067.30	0.78%	$4.06
Service Class Shares	1,000.00	1,066.00	1.03%	5.36
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.78%	$3.97
Service Class Shares	1,000.00	1,020.00	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-3

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.23%
Aerospace & Defense	0.15%
Air Freight & Logistics	0.19%
Airlines	0.17%
Auto Components	0.09%
Automobiles	0.04%
Banks	5.79%
Beverages	1.24%
Biotechnology	0.92%
Building Products	2.35%
Capital Markets	5.65%
Chemicals	1.81%
Commercial Services & Supplies	0.34%
Communications Equipment	0.58%
Construction & Engineering	0.28%
Construction Materials	1.13%
Consumer Finance	0.64%
Containers & Packaging	2.36%
Distributors	1.25%
Diversified Consumer Services	0.15%
Diversified Financial Services	1.88%
Diversified Telecommunication Services	0.07%
Electric Utilities	3.02%
Electrical Equipment	3.08%
Electronic Equipment, Instruments & Components	3.39%
Energy Equipment & Services	0.21%
Entertainment	1.15%
Equity Real Estate Investment Trusts	0.47%
Food & Staples Retailing	1.57%
Food Products	0.92%
Gas Utilities	0.56%
Health Care Equipment & Supplies	1.55%
Health Care Providers & Services	4.47%
Health Care REITs	0.30%
Hotel & Resort REITs	0.33%
Hotels, Restaurants & Leisure	1.97%
Household Durables	1.25%
Household Products	0.58%
Independent Power and Renewable Electricity Producers	0.30%
Industrial Conglomerates	0.21%
Industrial REITs	0.55%
Insurance	5.22%
Interactive Media & Services	0.91%
IT Services	1.11%
Leisure Products	0.06%
Life Sciences Tools & Services	0.66%
Machinery	6.93%
Media	1.06%
Metals & Mining	0.67%
Security Type/Sector	Percentage of Net Assets
Mortgage Real Estate Investment Trusts (REITs)	0.02%
Multiline Retail	0.10%
Multi-Utilities	2.50%
Office REITs	0.51%
Oil, Gas & Consumable Fuels	3.93%
Paper & Forest Products	0.06%
Personal Products	0.05%
Pharmaceuticals	1.10%
Professional Services	0.34%
Real Estate Management & Development	0.79%
Residential REITs	2.46%
Retail REITs	1.76%
Road & Rail	0.33%
Semiconductors & Semiconductor Equipment	1.57%
Software	1.31%
Specialized REITs	2.30%
Specialty Retail	2.36%
Technology Hardware, Storage & Peripherals	0.40%
Textiles, Apparel & Luxury Goods	1.91%
Tobacco	0.21%
Trading Companies & Distributors	0.61%
Water Utilities	0.03%
Money Market Fund	5.57%
Total Investments	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Ameriprise Financial, Inc.	2.29%
Loews Corp.	1.30%
PG&E Corp.	1.29%
Arch Capital Group Ltd.	1.15%
Martin Marietta Materials, Inc.	1.13%
Cencora, Inc.	1.12%
Snap-on, Inc.	1.11%
CMS Energy Corp.	1.10%
Hubbell, Inc.	1.09%
ITT, Inc.	1.07%
Total	12.65%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-4

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–94.23%
Aerospace & Defense–0.15%
†Boeing Co.	1,994	$519,756
RTX Corp.	3,053	256,880
Textron, Inc.	898	72,217
		848,853
Air Freight & Logistics–0.19%
CH Robinson Worldwide, Inc.	1,246	107,642
Expeditors International of Washington, Inc.	2,629	334,409
FedEx Corp.	1,854	469,006
United Parcel Service, Inc. Class B	1,193	187,576
		1,098,633
Airlines–0.17%
Delta Air Lines, Inc.	24,133	970,871
		970,871
Auto Components–0.09%
†Aptiv PLC	3,708	332,682
Gentex Corp.	5,718	186,750
		519,432
Automobiles–0.04%
†Rivian Automotive, Inc. Class A	9,841	230,870
		230,870
Banks–5.79%
Bank of America Corp.	54,349	1,829,931
Citizens Financial Group, Inc.	17,103	566,793
Cullen/Frost Bankers, Inc.	495	53,702
East West Bancorp, Inc.	2,974	213,979
Fifth Third Bancorp	172,289	5,942,248
First Citizens BancShares, Inc. Class A	3,322	4,713,818
FNB Corp.	6,840	94,187
Huntington Bancshares, Inc.	390,322	4,964,896
KeyCorp	7,293	105,019
M&T Bank Corp.	42,122	5,774,084
†NU Holdings Ltd. Class A	12,677	105,599
Pinnacle Financial Partners, Inc.	969	84,516
Popular, Inc.	8,582	704,325
Regions Financial Corp.	265,526	5,145,894
Synovus Financial Corp.	2,284	85,993
Truist Financial Corp.	28,268	1,043,654
U.S. Bancorp	11,138	482,053
Webster Financial Corp.	1,131	57,410
Wells Fargo & Co.	32,396	1,594,531
Wintrust Financial Corp.	2,221	205,998
		33,768,630
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages–1.24%
Coca-Cola Co.	9,934	$585,410
Constellation Brands, Inc. Class A	11,720	2,833,310
Keurig Dr Pepper, Inc.	98,831	3,293,049
PepsiCo, Inc.	3,013	511,728
		7,223,497
Biotechnology–0.92%
AbbVie, Inc.	4,516	699,845
†Alnylam Pharmaceuticals, Inc.	376	71,970
Amgen, Inc.	1,453	418,493
†BioMarin Pharmaceutical, Inc.	3,858	371,988
†Exelixis, Inc.	1,455	34,905
Gilead Sciences, Inc.	9,867	799,326
†Incyte Corp.	3,755	235,776
†Karuna Therapeutics, Inc.	761	240,864
†Mirati Therapeutics, Inc.	3,076	180,715
†Neurocrine Biosciences, Inc.	4,760	627,178
†Regeneron Pharmaceuticals, Inc.	1,171	1,028,478
†Sarepta Therapeutics, Inc.	684	65,958
†Ultragenyx Pharmaceutical, Inc.	2,554	122,132
†United Therapeutics Corp.	1,039	228,466
†Vertex Pharmaceuticals, Inc.	645	262,444
		5,388,538
Building Products–2.35%
†Builders FirstSource, Inc.	9,293	1,551,373
Carlisle Cos., Inc.	15,332	4,790,177
Fortune Brands Innovations, Inc.	70,198	5,344,876
Trane Technologies PLC	8,211	2,002,663
		13,689,089
Capital Markets–5.65%
Affiliated Managers Group, Inc.	2,481	375,673
Ameriprise Financial, Inc.	35,196	13,368,497
ARES Management Corp. Class A	1,889	224,640
Cboe Global Markets, Inc.	3,948	704,955
Charles Schwab Corp.	12,565	864,472
CME Group, Inc.	1,941	408,775
Interactive Brokers Group, Inc. Class A	1,949	161,572
KKR & Co., Inc.	6,754	559,569
LPL Financial Holdings, Inc.	3,130	712,450
Morgan Stanley	3,371	314,346
Morningstar, Inc.	657	188,060
MSCI, Inc.	1,222	691,224
Northern Trust Corp.	34,407	2,903,263
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-5

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Raymond James Financial, Inc.	47,791	$5,328,696
S&P Global, Inc.	2,503	1,102,621
State Street Corp.	64,550	5,000,043
		32,908,856
Chemicals–1.81%
Albemarle Corp.	330	47,678
†Axalta Coating Systems Ltd.	1,173	39,847
Celanese Corp.	12,108	1,881,220
CF Industries Holdings, Inc.	1,796	142,782
Chemours Co.	4,010	126,475
Corteva, Inc.	7,569	362,707
Dow, Inc.	11,950	655,338
Eastman Chemical Co.	6,616	594,249
FMC Corp.	1,796	113,238
†Ginkgo Bioworks Holdings, Inc.	44,825	75,754
Huntsman Corp.	8,397	211,017
Linde PLC	2,061	846,473
RPM International, Inc.	48,095	5,368,845
Scotts Miracle-Gro Co.	1,173	74,779
		10,540,402
Commercial Services & Supplies–0.34%
Cintas Corp.	336	202,494
†Copart, Inc.	3,677	180,173
Republic Services, Inc.	7,864	1,296,852
Waste Management, Inc.	1,712	306,619
		1,986,138
Communications Equipment–0.58%
†Ciena Corp.	4,907	220,864
Cisco Systems, Inc.	4,206	212,487
Motorola Solutions, Inc.	9,475	2,966,528
		3,399,879
Construction & Engineering–0.28%
MDU Resources Group, Inc.	9,678	191,624
Quanta Services, Inc.	3,314	715,161
†WillScot Mobile Mini Holdings Corp.	16,105	716,673
		1,623,458
Construction Materials–1.13%
Martin Marietta Materials, Inc.	13,219	6,595,091
		6,595,091
Consumer Finance–0.64%
American Express Co.	3,358	629,088
Discover Financial Services	26,696	3,000,630
OneMain Holdings, Inc.	777	38,228
SLM Corp.	1,966	37,590
		3,705,536
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging–2.36%
=†Ardagh Group SA	3,700	$91,575
Avery Dennison Corp.	822	166,175
Ball Corp.	49,130	2,825,958
Berry Global Group, Inc.	14,994	1,010,446
Crown Holdings, Inc.	1,106	101,851
Graphic Packaging Holding Co.	13,623	335,807
Packaging Corp. of America	29,670	4,833,540
Silgan Holdings, Inc.	90,916	4,113,949
Sonoco Products Co.	4,452	248,733
		13,728,034
Distributors–1.25%
Genuine Parts Co.	18,878	2,614,603
LKQ Corp.	97,332	4,651,496
		7,266,099
Diversified Consumer Services–0.15%
H&R Block, Inc.	17,743	858,229
		858,229
Diversified Financial Services–1.88%
Apollo Global Management, Inc.	6,519	607,506
†Berkshire Hathaway, Inc. Class B	4,583	1,634,573
Corebridge Financial, Inc.	10,419	225,675
Equitable Holdings, Inc.	11,664	388,411
Fidelity National Information Services, Inc.	33,326	2,001,893
Global Payments, Inc.	5,150	654,050
Mastercard, Inc. Class A	2,020	861,550
MGIC Investment Corp.	223,899	4,319,012
†Toast, Inc. Class A	12,947	236,412
Voya Financial, Inc.	725	52,896
		10,981,978
Diversified Telecommunication Services–0.07%
Verizon Communications, Inc.	10,293	388,046
		388,046
Electric Utilities–3.02%
Constellation Energy Corp.	321	37,522
Edison International	45,544	3,255,941
Entergy Corp.	695	70,327
Exelon Corp.	8,176	293,518
NextEra Energy, Inc.	10,214	620,398
NRG Energy, Inc.	7,543	389,973
OGE Energy Corp.	5,684	198,542
PG&E Corp.	418,113	7,538,577
PPL Corp.	728	19,729
Southern Co.	7,476	524,217
Xcel Energy, Inc.	75,424	4,669,500
		17,618,244
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-6

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment–3.08%
Acuity Brands, Inc.	21,030	$4,307,575
AMETEK, Inc.	35,003	5,771,645
Eaton Corp. PLC	2,765	665,867
Emerson Electric Co.	3,223	313,695
Hubbell, Inc.	19,356	6,366,769
nVent Electric PLC	8,722	515,383
		17,940,934
Electronic Equipment, Instruments & Components–3.39%
Amphenol Corp. Class A	41,648	4,128,566
†Arrow Electronics, Inc.	1,362	166,505
CDW Corp.	16,988	3,861,712
Corning, Inc.	5,290	161,081
Crane NXT Co.	3,024	171,975
Jabil, Inc.	11,726	1,493,892
†Keysight Technologies, Inc.	2,125	338,066
†Teledyne Technologies, Inc.	12,256	5,469,730
Vontier Corp.	15,745	543,990
†Zebra Technologies Corp. Class A	12,593	3,442,045
		19,777,562
Energy Equipment & Services–0.21%
Baker Hughes Co.	14,207	485,595
Halliburton Co.	7,705	278,536
Schlumberger NV	8,398	437,032
		1,201,163
Entertainment–1.15%
Electronic Arts, Inc.	2,335	319,451
†Liberty Media Corp.-Liberty Live Class C	37,887	1,416,595
†Roku, Inc.	1,319	120,900
†Spotify Technology SA	2,294	431,065
†Take-Two Interactive Software, Inc.	22,339	3,595,462
Walt Disney Co.	5,638	509,055
†Warner Bros Discovery, Inc.	26,587	302,560
		6,695,088
Equity Real Estate Investment Trusts–0.47%
WP Carey, Inc.	42,347	2,744,509
		2,744,509
Food & Staples Retailing–1.57%
Casey's General Stores, Inc.	507	139,293
Costco Wholesale Corp.	621	409,910
Kroger Co.	61,347	2,804,171
†Maplebear, Inc.	6,631	155,630
†Performance Food Group Co.	2,387	165,061
Target Corp.	1,989	283,273
†U.S. Foods Holding Corp.	104,706	4,754,699
Walmart, Inc.	2,672	421,241
		9,133,278
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products–0.92%
Archer-Daniels-Midland Co.	4,509	$325,640
Bunge Global SA	3,899	393,604
Hershey Co.	1,833	341,745
Ingredion, Inc.	3,877	420,771
Kellanova	1,508	84,312
Lamb Weston Holdings, Inc.	1,416	153,055
Mondelez International, Inc. Class A	2,702	195,706
†Pilgrim's Pride Corp.	7,540	208,556
†Post Holdings, Inc.	29,098	2,562,370
Tyson Foods, Inc. Class A	12,778	686,817
WK Kellogg Co.	376	4,941
		5,377,517
Gas Utilities–0.56%
Atmos Energy Corp.	447	51,807
National Fuel Gas Co.	64,436	3,232,754
		3,284,561
Health Care Equipment & Supplies–1.55%
†Align Technology, Inc.	2,427	664,998
†Boston Scientific Corp.	15,249	881,544
DENTSPLY SIRONA, Inc.	1,659	59,044
†Globus Medical, Inc. Class A	38,365	2,044,471
†Hologic, Inc.	4,184	298,947
†Inspire Medical Systems, Inc.	3,539	719,939
†Insulet Corp.	461	100,028
†Shockwave Medical, Inc.	1,466	279,361
†Tandem Diabetes Care, Inc.	3,757	111,132
Zimmer Biomet Holdings, Inc.	31,963	3,889,897
		9,049,361
Health Care Providers & Services–4.47%
†Agilon Health, Inc.	1,577	19,791
Cardinal Health, Inc.	4,299	433,339
Cencora, Inc.	31,695	6,509,519
†Centene Corp.	3,493	259,216
Cigna Group	1,563	468,040
†DaVita, Inc.	1,314	137,655
Elevance Health, Inc.	2,153	1,015,269
HCA Healthcare, Inc.	1,214	328,605
†Henry Schein, Inc.	70,015	5,300,836
Humana, Inc.	949	434,462
Laboratory Corp. of America Holdings	16,872	3,834,837
McKesson Corp.	3,757	1,739,416
Premier, Inc. Class A	5,465	122,197
Quest Diagnostics, Inc.	22,927	3,161,175
†Tenet Healthcare Corp.	1,575	119,023
UnitedHealth Group, Inc.	668	351,682
Universal Health Services, Inc. Class B	11,769	1,794,066
		26,029,128
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-7

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care REITs–0.30%
Ventas, Inc.	35,434	$1,766,031
		1,766,031
Hotel & Resort REITs–0.33%
Host Hotels & Resorts, Inc.	94,796	1,845,678
Park Hotels & Resorts, Inc.	6,454	98,746
		1,944,424
Hotels, Restaurants & Leisure–1.97%
†Booking Holdings, Inc.	103	365,364
†Chipotle Mexican Grill, Inc.	336	768,418
Darden Restaurants, Inc.	20,566	3,378,994
†DoorDash, Inc. Class A	2,313	228,733
†DraftKings, Inc. Class A	6,226	219,466
†Expedia Group, Inc.	28,212	4,282,299
Hilton Worldwide Holdings, Inc.	2,414	439,565
†MGM Resorts International	4,760	212,677
†Royal Caribbean Cruises Ltd.	5,291	685,132
Travel & Leisure Co.	6,259	244,664
Wyndham Hotels & Resorts, Inc.	2,324	186,873
Yum! Brands, Inc.	3,471	453,521
		11,465,706
Household Durables–1.25%
DR Horton, Inc.	3,735	567,645
Lennar Corp. Class A	2,882	429,533
†Mohawk Industries, Inc.	31,108	3,219,678
Newell Brands, Inc.	213,885	1,856,522
PulteGroup, Inc.	4,328	446,736
Toll Brothers, Inc.	4,964	510,250
Whirlpool Corp.	2,175	264,850
		7,295,214
Household Products–0.58%
Clorox Co.	1,153	164,406
Energizer Holdings, Inc.	62,420	1,977,466
Procter & Gamble Co.	8,350	1,223,609
		3,365,481
Independent Power and Renewable Electricity Producers–0.30%
AES Corp.	35,798	689,111
Vistra Corp.	27,540	1,060,841
		1,749,952
Industrial Conglomerates–0.21%
General Electric Co.	4,866	621,048
Honeywell International, Inc.	2,830	593,479
		1,214,527
Industrial REITs–0.55%
EastGroup Properties, Inc.	346	63,505
First Industrial Realty Trust, Inc.	3,032	159,695
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial REITs (continued)
Prologis, Inc.	4,266	$568,658
Rexford Industrial Realty, Inc.	42,607	2,390,253
		3,182,111
Insurance–5.22%
†Arch Capital Group Ltd.	90,012	6,685,191
Arthur J Gallagher & Co.	907	203,966
Assurant, Inc.	384	64,700
Brown & Brown, Inc.	4,488	319,142
Chubb Ltd.	2,594	586,244
Everest Group Ltd.	657	232,302
Fidelity National Financial, Inc.	2,142	109,285
Globe Life, Inc.	23,528	2,863,828
Hartford Financial Services Group, Inc.	64,912	5,217,627
Loews Corp.	108,889	7,577,585
MetLife, Inc.	8,827	583,730
Progressive Corp.	6,113	973,679
Reinsurance Group of America, Inc.	475	76,845
RenaissanceRe Holdings Ltd.	198	38,808
Travelers Cos., Inc.	3,086	587,852
Unum Group	10,191	460,837
W R Berkley Corp.	52,369	3,703,536
Willis Towers Watson PLC	445	107,334
		30,392,491
Interactive Media & Services–0.91%
†Alphabet, Inc. Class A	2,606	364,032
†Alphabet, Inc. Class C	2,612	368,109
†IAC, Inc.	69,069	3,617,834
†Match Group, Inc.	2,131	77,782
†Meta Platforms, Inc. Class A	1,671	591,467
†Pinterest, Inc. Class A	7,348	272,170
		5,291,394
IT Services–1.11%
Amdocs Ltd.	5,829	512,311
†Globant SA	488	116,134
†GoDaddy, Inc. Class A	46,623	4,949,498
†MongoDB, Inc.	1,477	603,871
†VeriSign, Inc.	1,281	263,835
		6,445,649
Leisure Products–0.06%
Brunswick Corp.	3,691	357,104
		357,104
Life Sciences Tools & Services–0.66%
†10X Genomics, Inc. Class A	4,425	247,623
Agilent Technologies, Inc.	11,546	1,605,240
†Azenta, Inc.	2,370	154,382
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-8

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Charles River Laboratories International, Inc.	303	$71,629
†Illumina, Inc.	3,067	427,049
†IQVIA Holdings, Inc.	1,746	403,990
†Maravai LifeSciences Holdings, Inc. Class A	2,490	16,310
†Qiagen NV	2,077	90,204
†Repligen Corp.	68	12,226
Revvity, Inc.	552	60,339
Thermo Fisher Scientific, Inc.	1,276	677,288
†Waters Corp.	278	91,526
		3,857,806
Machinery–6.93%
Allison Transmission Holdings, Inc.	22,106	1,285,464
Cummins, Inc.	980	234,779
Deere & Co.	1,117	446,655
Dover Corp.	29,042	4,466,950
†Gates Industrial Corp. PLC	22,391	300,487
IDEX Corp.	16,891	3,667,205
Ingersoll Rand, Inc.	6,752	522,200
ITT, Inc.	52,343	6,245,567
Lincoln Electric Holdings, Inc.	27,431	5,965,145
†Middleby Corp.	32,201	4,739,021
PACCAR, Inc.	11,500	1,122,975
Parker-Hannifin Corp.	2,460	1,133,322
Snap-on, Inc.	22,299	6,440,843
Timken Co.	47,570	3,812,735
		40,383,348
Media–1.06%
Cable One, Inc.	181	100,743
†Charter Communications, Inc. Class A	1,057	410,835
Comcast Corp. Class A	28,997	1,271,518
Fox Corp. Class B	10,040	277,606
†Liberty Broadband Corp. Class C	447	36,024
†Liberty Media Corp.-Liberty SiriusXM Class C	127,311	3,664,011
News Corp. Class A	3,946	96,874
†Trade Desk, Inc. Class A	4,236	304,822
		6,162,433
Metals & Mining–0.67%
Alcoa Corp.	1,240	42,160
Freeport-McMoRan, Inc.	51,585	2,195,973
Nucor Corp.	4,973	865,501
Reliance Steel & Aluminum Co.	726	203,048
Steel Dynamics, Inc.	4,927	581,879
		3,888,561
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Mortgage Real Estate Investment Trusts (REITs)–0.02%
Annaly Capital Management, Inc.	3,300	$63,921
Rithm Capital Corp.	7,284	77,793
		141,714
Multiline Retail–0.10%
†Amazon.com, Inc.	2,536	385,320
eBay, Inc.	5,212	227,347
		612,667
Multi-Utilities–2.50%
Ameren Corp.	1,314	95,055
CenterPoint Energy, Inc.	7,318	209,075
CMS Energy Corp.	110,063	6,391,359
Consolidated Edison, Inc.	4,722	429,560
DTE Energy Co.	1,904	209,935
Public Service Enterprise Group, Inc.	9,523	582,332
Sempra	6,414	479,318
WEC Energy Group, Inc.	73,607	6,195,501
		14,592,135
Office REITs–0.51%
Alexandria Real Estate Equities, Inc.	1,262	159,984
Boston Properties, Inc.	39,044	2,739,718
Cousins Properties, Inc.	964	23,473
Highwoods Properties, Inc.	1,796	41,236
Kilroy Realty Corp.	726	28,924
		2,993,335
Oil, Gas & Consumable Fuels–3.93%
APA Corp.	6,330	227,120
Cheniere Energy, Inc.	6,847	1,168,851
Chevron Corp.	4,997	745,353
ConocoPhillips	9,480	1,100,344
Coterra Energy, Inc.	152,502	3,891,851
Devon Energy Corp.	5,903	267,406
Diamondback Energy, Inc.	35,468	5,500,378
EOG Resources, Inc.	4,918	594,832
Exxon Mobil Corp.	10,742	1,073,985
Marathon Oil Corp.	37,837	914,142
Marathon Petroleum Corp.	2,628	389,890
Phillips 66	3,522	468,919
Pioneer Natural Resources Co.	1,173	263,784
Targa Resources Corp.	2,837	246,450
Valero Energy Corp.	436	56,680
Williams Cos., Inc.	172,889	6,021,724
		22,931,709
Paper & Forest Products–0.06%
Louisiana-Pacific Corp.	5,242	371,291
		371,291
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-9

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products–0.05%
Estee Lauder Cos., Inc. Class A	2,013	$294,401
		294,401
Pharmaceuticals–1.10%
Bristol-Myers Squibb Co.	7,208	369,843
†Catalent, Inc.	6,366	286,024
Eli Lilly & Co.	750	437,190
†Jazz Pharmaceuticals PLC	29,293	3,603,039
Johnson & Johnson	3,823	599,217
Merck & Co., Inc.	4,911	535,397
Pfizer, Inc.	18,590	535,206
Viatris, Inc.	6,361	68,890
		6,434,806
Professional Services–0.34%
Booz Allen Hamilton Holding Corp.	1,578	201,842
KBR, Inc.	22,455	1,244,232
Leidos Holdings, Inc.	968	104,776
ManpowerGroup, Inc.	2,041	162,198
Verisk Analytics, Inc.	1,087	259,641
		1,972,689
Real Estate Management & Development–0.79%
†CBRE Group, Inc. Class A	42,973	4,000,356
†Jones Lang LaSalle, Inc.	2,211	417,592
†Zillow Group, Inc. Class A	3,230	183,206
		4,601,154
Residential REITs–2.46%
American Homes 4 Rent Class A	107,683	3,872,281
AvalonBay Communities, Inc.	17,476	3,271,857
Camden Property Trust	2,715	269,572
Equity LifeStyle Properties, Inc.	788	55,585
Equity Residential	4,097	250,572
Essex Property Trust, Inc.	8,254	2,046,497
Mid-America Apartment Communities, Inc.	16,198	2,177,983
Sun Communities, Inc.	17,155	2,292,766
UDR, Inc.	2,330	89,216
		14,326,329
Retail REITs–1.76%
Agree Realty Corp.	2,462	154,983
Brixmor Property Group, Inc.	82,178	1,912,282
Federal Realty Investment Trust	18,070	1,862,113
Kimco Realty Corp.	145,231	3,094,873
Regency Centers Corp.	46,204	3,095,668
Simon Property Group, Inc.	906	129,232
		10,249,151
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail–0.33%
CSX Corp.	17,208	$596,601
Knight-Swift Transportation Holdings, Inc.	5,674	327,106
Landstar System, Inc.	801	155,114
Old Dominion Freight Line, Inc.	392	158,889
Schneider National, Inc. Class B	4,497	114,449
†Uber Technologies, Inc.	7,667	472,057
†XPO, Inc.	1,173	102,743
		1,926,959
Semiconductors & Semiconductor Equipment–1.57%
†Advanced Micro Devices, Inc.	3,748	552,493
ASML Holding NV	340	257,353
†Enphase Energy, Inc.	3,037	401,309
Lam Research Corp.	2,056	1,610,383
Microchip Technology, Inc.	43,834	3,952,950
NXP Semiconductors NV	2,609	599,235
†ON Semiconductor Corp.	2,013	168,146
†Qorvo, Inc.	1,756	197,743
QUALCOMM, Inc.	3,285	475,109
Skyworks Solutions, Inc.	1,958	220,118
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,564	370,656
Texas Instruments, Inc.	2,084	355,239
		9,160,734
Software–1.31%
†Cadence Design Systems, Inc.	5,022	1,367,842
†Crowdstrike Holdings, Inc. Class A	1,384	353,363
†Elastic NV	1,314	148,088
†Fair Isaac Corp.	188	218,834
†Freshworks, Inc. Class A	5,465	128,373
†HubSpot, Inc.	695	403,475
Microsoft Corp.	1,768	664,839
†Nutanix, Inc. Class A	1,658	79,070
Oracle Corp.	6,396	674,330
†Palantir Technologies, Inc. Class A	8,168	140,245
†Palo Alto Networks, Inc.	1,759	518,694
†SentinelOne, Inc. Class A	6,640	182,202
†Smartsheet, Inc. Class A	12,447	595,215
†Synopsys, Inc.	3,162	1,628,145
†Teradata Corp.	3,251	141,451
†Zscaler, Inc.	1,854	410,772
		7,654,938
Specialized REITs–2.30%
Digital Realty Trust, Inc.	2,892	389,205
Equinix, Inc.	781	629,010
Extra Space Storage, Inc.	2,372	380,303
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-10

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialized REITs (continued)
Gaming & Leisure Properties, Inc.	14,183	$699,931
National Storage Affiliates Trust	7,697	319,195
Rayonier, Inc.	108,190	3,614,628
SBA Communications Corp.	5,135	1,302,698
VICI Properties, Inc.	20,179	643,306
Weyerhaeuser Co.	155,598	5,410,142
		13,388,418
Specialty Retail–2.36%
†AutoNation, Inc.	2,370	355,927
†AutoZone, Inc.	1,982	5,124,679
Bath & Body Works, Inc.	83,981	3,624,620
Best Buy Co., Inc.	40,829	3,196,094
Dick's Sporting Goods, Inc.	391	57,457
Lowe's Cos., Inc.	1,110	247,031
Murphy USA, Inc.	608	216,788
†O'Reilly Automotive, Inc.	359	341,079
TJX Cos., Inc.	2,747	257,696
†Valvoline, Inc.	8,365	314,357
		13,735,728
Technology Hardware, Storage & Peripherals–0.40%
Dell Technologies, Inc. Class C	8,557	654,611
HP, Inc.	19,846	597,166
NetApp, Inc.	3,534	311,557
†Pure Storage, Inc. Class A	4,943	176,267
Seagate Technology Holdings PLC	6,629	565,918
		2,305,519
Textiles, Apparel & Luxury Goods–1.91%
†Capri Holdings Ltd.	4,273	214,676
Carter's, Inc.	48,868	3,659,724
†Crocs, Inc.	1,619	151,231
†Deckers Outdoor Corp.	945	631,666
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Lululemon Athletica, Inc.	779	$398,295
Ralph Lauren Corp.	22,394	3,229,215
Tapestry, Inc.	77,264	2,844,088
		11,128,895
Tobacco–0.21%
Philip Morris International, Inc.	12,920	1,215,514
		1,215,514
Trading Companies & Distributors–0.61%
Air Lease Corp.	5,924	248,453
†Core & Main, Inc. Class A	18,597	751,505
Ferguson PLC	2,106	406,605
MSC Industrial Direct Co., Inc. Class A	4,286	434,000
United Rentals, Inc.	2,988	1,713,379
		3,553,942
Water Utilities–0.03%
American Water Works Co., Inc.	832	109,816
Essential Utilities, Inc.	1,173	43,811
		153,627
Total Common Stock (Cost $379,282,369)		549,079,391

MONEY MARKET FUND–5.57%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	32,451,996	32,451,996
Total Money Market Fund (Cost $32,451,996)		32,451,996

TOTAL INVESTMENTS–99.80% (Cost $411,734,365)	581,531,387
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	1,137,500
NET ASSETS APPLICABLE TO 32,955,270 SHARES OUTSTANDING–100.00%	$582,668,887
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($44,051,543 / 2,468,235 Shares)	$17.847
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($538,617,344 / 30,487,035 Shares)	$17.667
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-11

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$402,400,851
Distributable earnings/(accumulated loss)	180,268,036
TOTAL NET ASSETS	$582,668,887

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".

★Includes $1,808,994 cash collateral held at broker for futures contracts, $930,917 payable for securities purchased, $293,498 payable for fund shares redeemed, $14,156 other accrued expenses payable, $464,998 due to manager and affiliates, $163,538 variation margin due to broker on futures contracts, $25,560 payable for audit fee and $32,192 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
1	British Pound	$79,694	$79,572	3/18/24	$122	$—
1	Euro	138,437	138,215	3/18/24	222	—
1	Japanese Yen	89,700	89,171	3/18/24	529	—
					873	—
Equity Contracts:
21	E-mini Russell 2000 Index	2,150,085	2,144,385	3/15/24	5,700	—
24	E-mini S&P 500 Index	5,784,000	5,743,390	3/15/24	40,610	—
57	E-mini S&P MidCap 400 Index	16,014,150	16,006,508	3/15/24	7,642	—
3	Euro STOXX 50 Index	150,457	150,692	3/15/24	—	(235)
1	FTSE 100 Index	98,868	98,535	3/15/24	333	—
					54,285	(235)
Total Futures Contracts					$55,158	$(235)

[1]	See Note 8 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-12

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$12,469,479
Foreign taxes withheld	(4,801)
12,464,678
EXPENSES:
Management fees	4,021,502
Distribution fees-Service Class	1,317,525
Shareholder servicing fees	164,698
Accounting and administration expenses	150,760
Professional fees	52,720
Reports and statements to shareholders	23,543
Trustees’ fees and expenses	20,870
Custodian fees	16,973
Pricing fees	8,379
Consulting fees	5,437
Other	24,450
5,806,857
Less:
Management fees waived	(66,214)
Total operating expenses	5,740,643
NET INVESTMENT INCOME	6,724,035
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	19,529,897
Foreign currencies	1,133
Futures contracts	(2,488,848)
Net realized gain	17,042,182
Net change in unrealized appreciation (depreciation) of:
Investments	40,623,572
Foreign currencies	(55)
Futures contracts	54,279
Net change in unrealized appreciation (depreciation)	40,677,796
NET REALIZED AND UNREALIZED GAIN	57,719,978
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,444,013
See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,724,035	$5,748,738
Net realized gain	17,042,182	42,657,687
Net change in unrealized appreciation (depreciation)	40,677,796	(113,353,794)
Net increase (decrease) in net assets resulting from operations	64,444,013	(64,947,369)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,649,064)	(5,572,629)
Service Class	(44,914,569)	(74,948,037)
	(48,563,633)	(80,520,666)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,893,756	5,255,133
Service Class	22,838,746	18,024,154
Reinvestment of dividends and distributions:
Standard Class	3,649,064	5,572,629
Service Class	44,914,569	74,948,037
	80,296,135	103,799,953
Cost of shares redeemed:
Standard Class	(9,150,866)	(9,726,643)
Service Class	(74,911,485)	(95,254,195)
	(84,062,351)	(104,980,838)
Decrease in net assets derived from capital share transactions	(3,766,216)	(1,180,885)
NET INCREASE (DECREASE) IN NET ASSETS	12,114,164	(146,648,920)
NET ASSETS:
Beginning of year	570,554,723	717,203,643
End of year	$582,668,887	$570,554,723
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-13

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$17.440	$22.332	$17.640	$17.492	$15.396
Income (loss) from investment operations:
Net investment income[2]	0.249	0.231	0.147	0.178	0.207
Net realized and unrealized gain (loss)	1.750	(2.374)	4.981	0.160	2.271
Total from investment operations	1.999	(2.143)	5.128	0.338	2.478
Less dividends and distributions from:
Net investment income	(0.267)	(0.255)	(0.219)	(0.181)	(0.208)
Net realized gain	(1.325)	(2.494)	(0.217)	—	(0.172)
Return of capital	—	—	—	(0.009)	(0.002)
Total dividends and distributions	(1.592)	(2.749)	(0.436)	(0.190)	(0.382)
Net asset value, end of period	$17.847	$17.440	$22.332	$17.640	$17.492
Total return[3]	12.08%	(9.17% )	29.07%	1.95%	16.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,052	$39,492	$48,364	$41,887	$38,767
Ratio of expenses to average net assets	0.78%	0.77%	0.76%	0.79%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.78%	0.77%	0.79%	0.78%
Ratio of net investment income to average net assets	1.41%	1.17%	0.71%	1.14%	1.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.40%	1.16%	0.70%	1.14%	1.24%
Portfolio turnover	27%	23%	30%	48%	35%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-14

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$17.282	$22.159	$17.507	$17.363	$15.287
Income (loss) from investment operations:
Net investment income[2]	0.203	0.180	0.094	0.138	0.164
Net realized and unrealized gain (loss)	1.730	(2.356)	4.938	0.155	2.252
Total from investment operations	1.933	(2.176)	5.032	0.293	2.416
Less dividends and distributions from:
Net investment income	(0.223)	(0.207)	(0.163)	(0.142)	(0.166)
Net realized gain	(1.325)	(2.494)	(0.217)	—	(0.172)
Return of capital	—	—	—	(0.007)	(0.002)
Total dividends and distributions	(1.548)	(2.701)	(0.380)	(0.149)	(0.340)
Net asset value, end of period	$17.667	$17.282	$22.159	$17.507	$17.363
Total return[3]	11.80%	(9.39% )	28.75%	1.70%	15.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$538,617	$531,063	$668,840	$629,567	$640,788
Ratio of expenses to average net assets	1.03%	1.02%	1.01%	1.04%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.03%	1.02%	1.04%	1.03%
Ratio of net investment income to average net assets	1.16%	0.92%	0.46%	0.89%	0.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.15%	0.91%	0.45%	0.89%	0.99%
Portfolio turnover	27%	23%	30%	48%	35%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-15

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-16

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,666 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 1.05% of the first $60 million of the Fund’s average daily net assets; 0.75% of the next $90 million; and 0.65% of the Fund’s average daily net assets in excess of $150 million.   LFI has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2023, the waiver amount is 0.015% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to May 1, 2023, the waiver amount was 0.005% of the Fund’s average daily net assets.
J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LFI, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$46,046
Legal	7,534
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-17

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,063 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$337,988
Distribution fees payable to LFD	112,854
Shareholder servicing fees payable to Lincoln Life	14,156
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$142,261,069
Sales	185,363,361
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$416,890,034
Aggregate unrealized appreciation of investments and derivatives	$180,377,174
Aggregate unrealized depreciation of investments and derivatives	(15,735,682)
Net unrealized appreciation of investments and derivatives	$164,641,492
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-18

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$548,987,816	$—	$91,575	$549,079,391
Money Market Fund	32,451,996	—	—	32,451,996
Total Investments	$581,439,812	$—	$91,575	$581,531,387
Derivatives:

Assets:
Futures Contracts	$55,158	$—	$—	$55,158
Liabilities:
Futures Contract	$(235)	$—	$—	$(235)
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, Passive Foreign Investment Companies ("PFICs") and real estate investment trusts (REITs).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$8,490,836	$6,278,666
Long-term capital gains	40,072,797	74,242,000
Total	$48,563,633	$80,520,666
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$15,626,544
Net unrealized appreciation	164,641,492
Distributable earnings/(accumulated loss)	$180,268,036
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to real estate investment trusts (REITs):
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(39,211)	$39,211
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-19

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	514,351	277,422
Service Class	1,330,664	900,451
Shares reinvested:
Standard Class	215,145	326,260
Service Class	2,683,556	4,436,662
	4,743,716	5,940,795
Shares redeemed:
Standard Class	(525,745)	(504,879)
Service Class	(4,256,020)	(4,792,203)
	(4,781,765)	(5,297,082)
Net increase (decrease)	(38,049)	643,713
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-20

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$54,285	Receivables and other assets net of liabilities	$(235)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	873	Receivables and other assets net of liabilities	—
Total		$55,158		$(235)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,485,293)	$56,632
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,555)	(2,353)
Total		$(2,488,848)	$54,279
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$22,209,017	$6,634,634
9. Risk Factors
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings may also be affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-21

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-22

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–23

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-24

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-25

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services.In considering the renewal of the subadvisory agreement between LFI and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve.In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Mid-Cap Value funds categories and the Russell Mid Cap Value Total Return USD Index. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund and noted JPMorgan’s statement that it advised no similar funds. The Board considered that LFI compensates JPMorgan from its fees and that the subadvisory fee schedule was negotiated between LFI and JPMorgan, which is unaffiliated with LFI. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees and obtaining broker proprietary research in connection with trading sub-advised accounts.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund-31

LVIP JPMorgan Small Cap Core Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan Small Cap Core Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Small Cap Core Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: J.P. Morgan Investment Management Inc.
The Fund returned 13.10% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 2000® Index1, returned 16.93%.
The US equity markets ended the year strong despite witnessing the second largest bank failure in the history of the United States. The U.S. Federal Reserve hiked the Fed target rate to 5.25%-5.50%, the highest level in more than 22 years to curb record high inflation. The Consumer Price Index peaked at 6.4% in January 2023, and trended downwards to 3.1% in November 2023. Meanwhile, third quarter Gross Domestic Product (GDP) was a bright spot, with GDP rising at 4.9% annualized; the increase was primarily driven by an increase in consumer spending and inventory investment. The labor market experienced some weakness as the unemployment rate went up from 3.4% in January 2023 to 3.7% in November 2023. Business spending held up better than expected despite tighter lending standards, supported by increased spending on intellectual property with greater emphasis on building and integrating artificial intelligence capabilities. Finally, earnings forecasts for 2024 witnessed an uptick towards the end of the year as recession fears subsided.
The S&P 500® Index2 ended 2023 strong. Information technology and communication services were the best performing sectors. Utilities and energy were the only sectors which closed the year in red.
Large cap stocks as represented by the S&P 500® Index outperformed the small cap Russell 2000® Index. Value underperformed growth by a massive margin.
The Fund underperformed the benchmark during the year. Stock selection in the pharmaceutical and systems hardware sectors detracted the most from performance. Alternatively, stock selection in the industrial cyclical and basic materials sectors contributed.
On the negative side, overweight allocations in Chegg (CHGG)3 and Sonos (SONO) were the top individual detractors from results. Chegg provides online educational platform in the form of homework help, course selection, note taking, manuals, and textbook rentals services. Chegg serves customers in the United States. CHGG detracted from performance as the stock fell and reached a six-year low in second quarter 2023 after management warned of disruption to its business model due to the emergence of artificial intelligence tools, like OpenAI‘s ChatGpt.
On the positive side, overweight allocations in Bluegreen Vacations (BVH) and Immunovant (IMVT) were top individual contributors towards performance. BVH is a vacation ownership company. The company markets and sells vacation ownership interests (VOIs) and manages resorts in popular leisure and urban destinations. Bluegreen Vacations serves customers worldwide. BVH added value during the year after share prices shot up significantly in early November on news of being acquired by Hilton Grand Vacations for $1.27 billion.
From a proprietary attribution standpoint, the alpha model yielded positive returns which were offset by stock specific impacts. From a factor perspective, momentum added the most followed by valuation.
Derivatives did not have a material effect on the Fund.
Portfolio Manager:
J.P. Morgan Investment Management Inc.:
 Phillip D. Hart
Wonseok Choi
Akash Gupta
Robert A. Ippolito
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP JPMorgan Small Cap Core Fund - Standard Class
LVIP JPMorgan Small Cap Core Fund - Service Class
Russell 2000® Index
$39,000
$36,000
$33,000
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
12/31/13
12/31/23
$19,958
$19,858
$19,331

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Small Cap Core Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,858 for the Standard Class shares and to $19,331 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $19,958. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.10%
Five Years	+ 9.41%
Ten Years	+ 7.10%
Service Class Shares
One Year	+ 12.80%
Five Years	+ 9.12%
Ten Years	+ 6.81%
1. The Russell 2000® Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000® Index. Investors cannot invest directly in an index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. Security not held at December 31, 2023.
LVIP JPMorgan Small Cap Core Fund-1

LVIP JPMorgan Small Cap Core Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers and expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,063.10	0.76%	$3.95
Service Class Shares	1,000.00	1,061.70	1.03%	5.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.40	0.76%	$3.87
Service Class Shares	1,000.00	1,020.20	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP JPMorgan Small Cap Core Fund-2

LVIP JPMorgan Small Cap Core Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	95.47%
Aerospace & Defense	0.28%
Air Freight & Logistics	0.63%
Airlines	0.52%
Auto Components	0.72%
Banks	9.45%
Beverages	0.71%
Biotechnology	6.32%
Building Products	1.50%
Capital Markets	1.98%
Chemicals	1.60%
Commercial Services & Supplies	1.77%
Communications Equipment	0.48%
Construction & Engineering	3.45%
Construction Materials	0.09%
Consumer Finance	0.39%
Containers & Packaging	0.21%
Diversified Consumer Services	0.95%
Diversified Financial Services	3.59%
Diversified Telecommunication Services	0.45%
Electric Utilities	0.86%
Electrical Equipment	1.42%
Electronic Equipment, Instruments & Components	1.83%
Energy Equipment & Services	2.22%
Entertainment	0.13%
Equity Real Estate Investment Trusts	0.28%
Food & Staples Retailing	0.70%
Food Products	1.14%
Gas Utilities	0.91%
Health Care Equipment & Supplies	1.90%
Health Care Providers & Services	2.38%
Health Care REITs	0.41%
Health Care Technology	0.53%
Hotel & Resort REITs	0.88%
Hotels, Restaurants & Leisure	1.94%
Household Durables	1.98%
Household Products	0.26%
Independent Power and Renewable Electricity Producers	0.35%
Industrial REITs	0.81%
Insurance	0.85%
Interactive Media & Services	0.75%
IT Services	0.80%
Leisure Products	0.44%
Life Sciences Tools & Services	0.71%
Machinery	1.52%
Marine	0.38%
Security Type/Sector	Percentage of Net Assets
Media	0.45%
Metals & Mining	1.86%
Mortgage Real Estate Investment Trusts (REITs)	0.55%
Multiline Retail	0.15%
Multi-Utilities	0.49%
Office REITs	0.82%
Oil, Gas & Consumable Fuels	3.93%
Personal Products	2.14%
Pharmaceuticals	0.99%
Professional Services	2.75%
Real Estate Management & Development	0.29%
Residential REITs	0.12%
Retail REITs	1.73%
Road & Rail	0.43%
Semiconductors & Semiconductor Equipment	2.58%
Software	5.89%
Specialized REITs	0.40%
Specialty Retail	3.29%
Technology Hardware, Storage & Peripherals	0.97%
Textiles, Apparel & Luxury Goods	0.80%
Trading Companies & Distributors	3.06%
Water Utilities	0.23%
Wireless Telecommunication Services	0.08%
Rights	0.02%
Money Market Fund	3.98%
Total Investments	99.47%
Receivables and Other Assets Net of Liabilities	0.53%
Total Net Assets	100.00%
LVIP JPMorgan Small Cap Core Fund-3

LVIP JPMorgan Small Cap Core Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Super Micro Computer, Inc.	0.97%
Comfort Systems USA, Inc.	0.85%
Atkore, Inc.	0.82%
UFP Industries, Inc.	0.72%
MYR Group, Inc.	0.72%
Mueller Industries, Inc.	0.71%
First BanCorp	0.65%
Watts Water Technologies, Inc. Class A	0.64%
Taylor Morrison Home Corp.	0.63%
TriNet Group, Inc.	0.63%
Total	7.34%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP JPMorgan Small Cap Core Fund-4

LVIP JPMorgan Small Cap Core Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–95.47%
Aerospace & Defense–0.28%
†V2X, Inc.	10,979	$509,865
		509,865
Air Freight & Logistics–0.63%
Forward Air Corp.	1,519	95,500
†Hub Group, Inc. Class A	9,699	891,726
†Radiant Logistics, Inc.	23,874	158,523
		1,145,749
Airlines–0.52%
†Blade Air Mobility, Inc.	42,299	149,315
†Joby Aviation, Inc.	30,498	202,812
†SkyWest, Inc.	11,439	597,116
		949,243
Auto Components–0.72%
†Adient PLC	14,278	519,148
†American Axle & Manufacturing Holdings, Inc.	20,770	182,984
Lear Corp.	1,245	175,806
†Visteon Corp.	2,148	268,285
†XPEL, Inc.	3,095	166,666
		1,312,889
Banks–9.45%
Amalgamated Financial Corp.	1,422	38,309
Ameris Bancorp	9,831	521,535
Associated Banc-Corp.	5,933	126,907
Banc of California, Inc.	10,532	141,445
†Bancorp, Inc.	12,651	487,823
Bank of NT Butterfield & Son Ltd.	23,070	738,471
BankUnited, Inc.	5,217	169,187
Banner Corp.	5,679	304,167
Business First Bancshares, Inc.	5,433	133,923
Byline Bancorp, Inc.	13,346	314,432
Capital City Bank Group, Inc.	4,186	123,194
Central Pacific Financial Corp.	3,625	71,340
City Holding Co.	158	17,421
†Coastal Financial Corp.	6,206	275,608
ConnectOne Bancorp, Inc.	39,057	894,796
†Customers Bancorp, Inc.	15,790	909,820
CVB Financial Corp.	29,136	588,256
Eastern Bankshares, Inc.	41,898	594,952
Enterprise Financial Services Corp.	8,895	397,162
Equity Bancshares, Inc. Class A	1,192	40,409
Financial Institutions, Inc.	949	20,214
First BanCorp	71,616	1,178,083
First Bancshares, Inc.	4,554	133,569
First Citizens BancShares, Inc. Class A	282	400,150
First Commonwealth Financial Corp.	6,834	105,517
First Financial Corp.	2,370	101,981
First Merchants Corp.	12,330	457,196
First Mid Bancshares, Inc.	4,093	141,863
FNB Corp.	5,086	70,034
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Heartland Financial USA, Inc.	2,871	$107,978
Heritage Commerce Corp.	22,538	223,577
Home BancShares, Inc.	10,016	253,705
Hope Bancorp, Inc.	15,346	185,380
Live Oak Bancshares, Inc.	2,403	109,336
Mercantile Bank Corp.	894	36,100
Mid Penn Bancorp, Inc.	908	22,046
MidWestOne Financial Group, Inc.	1,430	38,481
MVB Financial Corp.	410	9,250
National Bank Holdings Corp. Class A	2,292	85,239
OceanFirst Financial Corp.	21,355	370,723
OFG Bancorp	21,449	803,908
Old National Bancorp	34,083	575,662
Old Second Bancorp, Inc.	17,133	264,533
Pathward Financial, Inc.	11,529	610,230
Peoples Bancorp, Inc.	1	34
Pinnacle Financial Partners, Inc.	3,135	273,435
Popular, Inc.	12,691	1,041,550
Preferred Bank	2,235	163,267
Premier Financial Corp.	2,047	49,333
QCR Holdings, Inc.	7,492	437,458
South Plains Financial, Inc.	504	14,596
Southside Bancshares, Inc.	2,111	66,116
SouthState Corp.	2,254	190,350
Towne Bank	4,847	144,247
TriCo Bancshares	6,539	280,981
UMB Financial Corp.	843	70,433
United Bankshares, Inc.	3,997	150,087
WesBanco, Inc.	3,965	124,382
Westamerica BanCorp	1,831	103,287
Wintrust Financial Corp.	8,239	764,167
WSFS Financial Corp.	2,381	109,359
		17,176,994
Beverages–0.71%
Coca-Cola Consolidated, Inc.	394	365,790
Primo Water Corp.	29,927	450,401
†Vita Coco Co., Inc.	18,314	469,754
		1,285,945
Biotechnology–6.32%
†ACADIA Pharmaceuticals, Inc.	21,010	657,823
†ACELYRIN, Inc.	36,786	274,424
†Alkermes PLC	8,685	240,922
†Allogene Therapeutics, Inc.	35,475	113,875
†Amicus Therapeutics, Inc.	64,392	913,722
†Arrowhead Pharmaceuticals, Inc.	6,774	207,284
†Atara Biotherapeutics, Inc.	100,873	51,728
†Biohaven Ltd.	963	41,216
†Bluebird Bio, Inc.	757	1,045
†Blueprint Medicines Corp.	3,605	332,525
†Bridgebio Pharma, Inc.	3,782	152,679
†Catalyst Pharmaceuticals, Inc.	16,251	273,179
†Enanta Pharmaceuticals, Inc.	7,575	71,281
LVIP JPMorgan Small Cap Core Fund-5

LVIP JPMorgan Small Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Immunovant, Inc.	12,322	$519,126
†Insmed, Inc.	11,710	362,893
†Intellia Therapeutics, Inc.	6,862	209,222
†Kura Oncology, Inc.	28,130	404,509
†Madrigal Pharmaceuticals, Inc.	2,570	594,647
†MeiraGTx Holdings PLC	25,561	179,438
†Mural Oncology PLC	868	5,139
†Natera, Inc.	3,770	236,153
†Ovid therapeutics, Inc.	116,651	375,616
†Protagonist Therapeutics, Inc.	11,161	255,922
†Prothena Corp. PLC	7,790	283,089
†PTC Therapeutics, Inc.	6,591	181,648
†Replimune Group, Inc.	17,310	145,923
†REVOLUTION Medicines, Inc.	23,587	676,475
†Sage Therapeutics, Inc.	8,357	181,096
†SpringWorks Therapeutics, Inc.	15,737	574,400
†Sutro Biopharma, Inc.	1,800	7,722
†Syndax Pharmaceuticals, Inc.	20,290	438,467
†Travere Therapeutics, Inc.	24,503	220,282
†Twist Bioscience Corp.	7,732	285,002
†Tyra Biosciences, Inc.	28,948	400,930
†Vericel Corp.	9,790	348,622
†Viking Therapeutics, Inc.	32,424	603,411
†Xencor, Inc.	30,669	651,103
†Y-mAbs Therapeutics, Inc.	509	3,471
		11,476,009
Building Products–1.50%
Apogee Enterprises, Inc.	3,203	171,072
†Gibraltar Industries, Inc.	3,237	255,658
Griffon Corp.	10,793	657,833
†Resideo Technologies, Inc.	7,823	147,229
Simpson Manufacturing Co., Inc.	891	176,400
UFP Industries, Inc.	10,490	1,317,020
		2,725,212
Capital Markets–1.98%
†AssetMark Financial Holdings, Inc.	7,093	212,435
BGC Group, Inc. Class A	22,530	162,667
†Donnelley Financial Solutions, Inc.	16,993	1,059,853
Federated Hermes, Inc.	7,545	255,474
†Open Lending Corp. Class A	20,973	178,480
Piper Sandler Cos.	2,310	403,950
PJT Partners, Inc. Class A	1,616	164,622
†StoneX Group, Inc.	3,143	232,048
Victory Capital Holdings, Inc. Class A	21,219	730,782
Virtus Investment Partners, Inc.	809	195,584
		3,595,895
Chemicals–1.60%
AdvanSix, Inc.	4,996	149,680
Avient Corp.	7,769	322,957
Cabot Corp.	7,411	618,818
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
†Ecovyst, Inc.	4,474	$43,711
HB Fuller Co.	5,146	418,936
†Ingevity Corp.	2,668	125,983
†Livent Corp.	4,915	88,372
Orion SA	37,263	1,033,303
Tronox Holdings PLC Class A	7,329	103,779
		2,905,539
Commercial Services & Supplies–1.77%
ABM Industries, Inc.	23,030	1,032,435
Brink's Co.	5,144	452,415
MillerKnoll, Inc.	32,409	864,672
Tetra Tech, Inc.	5,143	858,521
		3,208,043
Communications Equipment–0.48%
†Aviat Networks, Inc.	6,722	219,540
†Calix, Inc.	11,997	524,149
†Extreme Networks, Inc.	7,611	134,258
		877,947
Construction & Engineering–3.45%
†API Group Corp.	32,619	1,128,617
Argan, Inc.	6,718	314,335
Comfort Systems USA, Inc.	7,522	1,547,050
†Construction Partners, Inc. Class A	6,434	280,008
†IES Holdings, Inc.	2,719	215,399
†MasTec, Inc.	2,759	208,912
†MYR Group, Inc.	9,000	1,301,670
Primoris Services Corp.	11,247	373,513
†Sterling Infrastructure, Inc.	10,254	901,634
		6,271,138
Construction Materials–0.09%
†Summit Materials, Inc. Class A	4,357	167,570
		167,570
Consumer Finance–0.39%
†Enova International, Inc.	2,043	113,100
FirstCash Holdings, Inc.	5,407	586,065
		699,165
Containers & Packaging–0.21%
Greif, Inc. Class A	2,014	132,098
†O-I Glass, Inc.	14,904	244,128
		376,226
Diversified Consumer Services–0.95%
†Adtalem Global Education, Inc.	8,082	476,434
†Duolingo, Inc.	2,467	559,639
Perdoceo Education Corp.	17,272	303,296
†Stride, Inc.	6,610	392,436
		1,731,805
Diversified Financial Services–3.59%
Enact Holdings, Inc.	7,733	223,406
Essent Group Ltd.	15,114	797,112
EVERTEC, Inc.	17,354	710,473
Federal Agricultural Mortgage Corp. Class C	674	128,882
†Flywire Corp.	24,671	571,134
LVIP JPMorgan Small Cap Core Fund-6

LVIP JPMorgan Small Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
†International Money Express, Inc.	15,949	$352,313
Jackson Financial, Inc. Class A	11,900	609,280
Merchants Bancorp	12,438	529,610
†Mr Cooper Group, Inc.	9,862	642,213
†NMI Holdings, Inc. Class A	19,339	573,982
PennyMac Financial Services, Inc.	2,677	236,567
Radian Group, Inc.	25,525	728,739
†Remitly Global, Inc.	13,406	260,345
†Repay Holdings Corp.	18,123	154,770
		6,518,826
Diversified Telecommunication Services–0.45%
†EchoStar Corp. Class A	5,419	89,793
Iridium Communications, Inc.	3,269	134,552
†Liberty Latin America Ltd. Class C	48,738	357,737
†Ooma, Inc.	21,873	234,697
		816,779
Electric Utilities–0.86%
IDACORP, Inc.	3,658	359,655
MGE Energy, Inc.	6,572	475,221
Portland General Electric Co.	16,755	726,162
		1,561,038
Electrical Equipment–1.42%
†Atkore, Inc.	9,309	1,489,440
†Bloom Energy Corp. Class A	7,157	105,924
Encore Wire Corp.	4,639	990,890
		2,586,254
Electronic Equipment, Instruments & Components–1.83%
Benchmark Electronics, Inc.	11,565	319,656
†Daktronics, Inc.	47,792	405,276
†Fabrinet	5,602	1,066,229
†Insight Enterprises, Inc.	3,458	612,723
†OSI Systems, Inc.	5,515	711,711
†ScanSource, Inc.	5,251	207,992
		3,323,587
Energy Equipment & Services–2.22%
ChampionX Corp.	18,468	539,450
Helmerich & Payne, Inc.	1,773	64,218
Liberty Energy, Inc. Class A	38,843	704,612
Noble Corp. PLC	14,077	677,948
†Oceaneering International, Inc.	16,995	361,654
†Oil States International, Inc.	20,338	138,095
Patterson-UTI Energy, Inc.	63,433	685,076
Select Water Solutions, Inc. Class A	16,042	121,759
†Valaris Ltd.	2,257	154,763
†Weatherford International PLC	5,902	577,393
		4,024,968
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment–0.13%
†Lions Gate Entertainment Corp. Class A	22,095	$240,835
		240,835
Equity Real Estate Investment Trusts–0.28%
Armada Hoffler Properties, Inc.	3,636	44,977
Broadstone Net Lease, Inc.	11,576	199,339
Essential Properties Realty Trust, Inc.	10,119	258,642
		502,958
Food & Staples Retailing–0.70%
Andersons, Inc.	6,575	378,325
†Chefs' Warehouse, Inc.	7,454	219,371
SpartanNash Co.	8,509	195,282
†Sprouts Farmers Market, Inc.	9,983	480,282
		1,273,260
Food Products–1.14%
Cal-Maine Foods, Inc.	4,780	274,324
†Darling Ingredients, Inc.	4,760	237,239
Dole PLC	27,602	339,229
Fresh Del Monte Produce, Inc.	3,152	82,740
John B Sanfilippo & Son, Inc.	3,959	407,935
†Simply Good Foods Co.	10,856	429,898
†SunOpta, Inc.	33,226	181,746
†Vital Farms, Inc.	8,080	126,775
		2,079,886
Gas Utilities–0.91%
Chesapeake Utilities Corp.	4,609	486,849
New Jersey Resources Corp.	6,504	289,948
Northwest Natural Holding Co.	4,965	193,337
ONE Gas, Inc.	10,802	688,303
		1,658,437
Health Care Equipment & Supplies–1.90%
†Alphatec Holdings, Inc.	17,622	266,268
†AngioDynamics, Inc.	26,352	206,600
†AtriCure, Inc.	17,267	616,259
Atrion Corp.	218	82,576
†Axonics, Inc.	3,061	190,486
†Inmode Ltd.	9,125	202,940
†Lantheus Holdings, Inc.	13,210	819,020
†Merit Medical Systems, Inc.	7,513	570,688
†Omnicell, Inc.	4,141	155,826
†SI-BONE, Inc.	11,175	234,563
†Treace Medical Concepts, Inc.	8,930	113,858
		3,459,084
Health Care Providers & Services–2.38%
†AMN Healthcare Services, Inc.	2,624	196,485
†Cross Country Healthcare, Inc.	10,228	231,562
†Fulgent Genetics, Inc.	5,576	161,202
†HealthEquity, Inc.	12,185	807,866
National HealthCare Corp.	7,541	696,939
†OPKO Health, Inc.	84,884	128,175
†Option Care Health, Inc.	22,082	743,943
LVIP JPMorgan Small Cap Core Fund-7

LVIP JPMorgan Small Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Progyny, Inc.	25,056	$931,582
†Surgery Partners, Inc.	4,198	134,294
†Tenet Healthcare Corp.	3,820	288,677
		4,320,725
Health Care REITs–0.41%
CareTrust REIT, Inc.	6,852	153,348
Community Healthcare Trust, Inc.	3,646	97,129
Global Medical REIT, Inc.	3,511	38,972
Sabra Health Care REIT, Inc.	32,128	458,467
		747,916
Health Care Technology–0.53%
†Health Catalyst, Inc.	63,746	590,288
†OptimizeRx Corp.	8,500	121,635
†Veradigm, Inc.	23,428	245,760
		957,683
Hotel & Resort REITs–0.88%
Apple Hospitality REIT, Inc.	24,707	410,383
RLJ Lodging Trust	28,716	336,552
Ryman Hospitality Properties, Inc.	7,770	855,166
		1,602,101
Hotels, Restaurants & Leisure–1.94%
Bluegreen Vacations Holding Corp.	5,502	413,310
Boyd Gaming Corp.	5,964	373,406
†Cava Group, Inc.	4,920	211,462
†Dave & Buster's Entertainment, Inc.	10,858	584,703
†Everi Holdings, Inc.	22,131	249,417
†Hilton Grand Vacations, Inc.	9,384	377,049
†Kura Sushi USA, Inc. Class A	1,962	149,112
†Light & Wonder, Inc. Class A	5,136	421,717
†SeaWorld Entertainment, Inc.	8,245	435,583
Wingstop, Inc.	1,191	305,587
		3,521,346
Household Durables–1.98%
†Green Brick Partners, Inc.	5,806	301,564
†Landsea Homes Corp.	31,520	414,173
Meritage Homes Corp.	3,903	679,902
†Skyline Champion Corp.	2,729	202,655
†Sonos, Inc.	18,605	318,890
†Taylor Morrison Home Corp.	21,399	1,141,637
†Tri Pointe Homes, Inc.	15,312	542,045
		3,600,866
Household Products–0.26%
†Central Garden & Pet Co. Class A	10,781	474,795
		474,795
Independent Power and Renewable Electricity Producers–0.35%
Clearway Energy, Inc. Class A	19,598	529,962
†Sunnova Energy International, Inc.	7,442	113,491
		643,453
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial REITs–0.81%
First Industrial Realty Trust, Inc.	2,817	$148,371
Innovative Industrial Properties, Inc.	1,668	168,168
Plymouth Industrial REIT, Inc.	14,924	359,221
STAG Industrial, Inc.	11,103	435,904
Terreno Realty Corp.	5,650	354,085
		1,465,749
Insurance–0.85%
†American Equity Investment Life Holding Co.	3,938	219,740
†BRP Group, Inc. Class A	2,302	55,294
†Enstar Group Ltd.	213	62,697
Kinsale Capital Group, Inc.	221	74,015
†Palomar Holdings, Inc.	8,127	451,048
RLI Corp.	4,109	546,990
†Skyward Specialty Insurance Group, Inc.	3,879	131,421
		1,541,205
Interactive Media & Services–0.75%
†Cars.com, Inc.	8,235	156,218
†QuinStreet, Inc.	13,114	168,122
Shutterstock, Inc.	7,923	382,522
†Yelp, Inc.	13,926	659,257
		1,366,119
IT Services–0.80%
Information Services Group, Inc.	82,756	389,781
†Perficient, Inc.	3,784	249,063
†Squarespace, Inc. Class A	9,815	323,993
†Unisys Corp.	88,488	497,302
		1,460,139
Leisure Products–0.44%
Acushnet Holdings Corp.	11,266	711,673
†JAKKS Pacific, Inc.	2,667	94,812
		806,485
Life Sciences Tools & Services–0.71%
†Adaptive Biotechnologies Corp.	2,606	12,770
†Medpace Holdings, Inc.	3,451	1,057,835
†OmniAb, Inc.	14,161	87,373
†Quanterix Corp.	4,895	133,829
		1,291,807
Machinery–1.52%
Albany International Corp. Class A	778	76,415
Luxfer Holdings PLC	3,862	34,526
Mueller Industries, Inc.	27,263	1,285,451
Terex Corp.	1,956	112,392
†Titan International, Inc.	5,087	75,695
Watts Water Technologies, Inc. Class A	5,610	1,168,787
		2,753,266
Marine–0.38%
Eagle Bulk Shipping, Inc.	1,690	93,626
Matson, Inc.	4,682	513,147
LVIP JPMorgan Small Cap Core Fund-8

LVIP JPMorgan Small Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Marine (continued)
Safe Bulkers, Inc.	19,711	$77,464
		684,237
Media–0.45%
Gray Television, Inc.	11,417	102,296
†Integral Ad Science Holding Corp.	10,740	154,549
John Wiley & Sons, Inc. Class A	5,732	181,934
†Magnite, Inc.	15,042	140,492
†Thryv Holdings, Inc.	11,835	240,842
		820,113
Metals & Mining–1.86%
Alpha Metallurgical Resources, Inc.	2,676	906,950
Arch Resources, Inc.	2,136	354,448
†ATI, Inc.	2,457	111,720
Commercial Metals Co.	20,431	1,022,367
†Constellium SE	17,381	346,925
Hecla Mining Co.	55,263	265,815
Olympic Steel, Inc.	1,048	69,902
Ryerson Holding Corp.	3,736	129,564
Schnitzer Steel Industries, Inc. Class A	3,231	97,447
SunCoke Energy, Inc.	6,203	66,620
		3,371,758
Mortgage Real Estate Investment Trusts (REITs)–0.55%
BrightSpire Capital, Inc. Class A	43,369	322,665
KKR Real Estate Finance Trust, Inc.	3,986	52,735
Ladder Capital Corp.	23,318	268,390
MFA Financial, Inc.	31,294	352,684
		996,474
Multiline Retail–0.15%
†Savers Value Village, Inc.	15,398	267,617
		267,617
Multi-Utilities–0.49%
Northwestern Energy Group, Inc.	3,672	186,868
Unitil Corp.	13,372	702,966
		889,834
Office REITs–0.82%
Brandywine Realty Trust	45,992	248,357
City Office REIT, Inc.	8,311	50,780
COPT Defense Properties	26,624	682,373
Easterly Government Properties, Inc.	6,302	84,699
Equity Commonwealth	7,233	138,874
SL Green Realty Corp.	6,465	292,024
		1,497,107
Oil, Gas & Consumable Fuels–3.93%
California Resources Corp.	4,600	251,528
Chord Energy Corp.	5,249	872,541
Civitas Resources, Inc.	2,837	193,994
†CNX Resources Corp.	7,293	145,860
CONSOL Energy, Inc.	939	94,398
CVR Energy, Inc.	6,074	184,042
Delek U.S. Holdings, Inc.	10,202	263,212
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Dorian LPG Ltd.	6,379	$279,847
†Green Plains, Inc.	6,854	172,858
†Gulfport Energy Corp.	736	98,035
Magnolia Oil & Gas Corp. Class A	6,554	139,535
Matador Resources Co.	17,178	976,741
Murphy Oil Corp.	17,869	762,291
Ovintiv, Inc.	12,120	532,310
PBF Energy, Inc. Class A	7,033	309,171
Peabody Energy Corp.	2,691	65,445
†REX American Resources Corp.	3,413	161,435
SM Energy Co.	28,045	1,085,902
Teekay Tankers Ltd. Class A	6,126	306,116
†Uranium Energy Corp.	39,474	252,634
		7,147,895
Personal Products–2.14%
†BellRing Brands, Inc.	16,250	900,737
Edgewell Personal Care Co.	10,028	367,326
†elf Beauty, Inc.	7,399	1,067,972
†Herbalife Ltd.	18,929	288,856
Inter Parfums, Inc.	1,159	166,908
†Nature's Sunshine Products, Inc.	4,838	83,649
†Oddity Tech Ltd. Class A	14,259	663,471
†USANA Health Sciences, Inc.	6,441	345,238
		3,884,157
Pharmaceuticals–0.99%
†ANI Pharmaceuticals, Inc.	2,286	126,050
†Axsome Therapeutics, Inc.	8,789	699,517
†Esperion Therapeutics, Inc.	119,853	358,360
†Longboard Pharmaceuticals, Inc.	39,076	235,628
†Prestige Consumer Healthcare, Inc.	6,212	380,299
		1,799,854
Professional Services–2.75%
†ASGN, Inc.	5,678	546,053
Barrett Business Services, Inc.	3,014	349,021
†CACI International, Inc. Class A	2,129	689,498
†CBIZ, Inc.	9,840	615,886
Heidrick & Struggles International, Inc.	7,017	207,212
†Huron Consulting Group, Inc.	5,317	546,588
KBR, Inc.	8,771	486,001
Kforce, Inc.	6,061	409,481
†TriNet Group, Inc.	9,580	1,139,349
		4,989,089
Real Estate Management & Development–0.29%
†Forestar Group, Inc.	6,788	224,479
†Opendoor Technologies, Inc.	66,179	296,482
		520,961
Residential REITs–0.12%
UMH Properties, Inc.	8,181	125,333
Veris Residential, Inc.	5,506	86,609
		211,942
LVIP JPMorgan Small Cap Core Fund-9

LVIP JPMorgan Small Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Retail REITs–1.73%
Agree Realty Corp.	14,500	$912,775
InvenTrust Properties Corp.	10,963	277,802
Kite Realty Group Trust	17,668	403,890
Phillips Edison & Co., Inc.	17,274	630,156
Retail Opportunity Investments Corp.	27,017	379,049
RPT Realty	5,508	70,668
SITE Centers Corp.	19,646	267,775
Tanger, Inc.	7,021	194,622
		3,136,737
Road & Rail–0.43%
ArcBest Corp.	6,567	789,419
		789,419
Semiconductors & Semiconductor Equipment–2.58%
†ACM Research, Inc. Class A	23,918	467,358
†Axcelis Technologies, Inc.	1,353	175,471
†Cirrus Logic, Inc.	2,039	169,625
†MACOM Technology Solutions Holdings, Inc.	9,088	844,730
†Onto Innovation, Inc.	2,116	323,536
†Rambus, Inc.	16,449	1,122,644
†Semtech Corp.	18,729	410,352
†SMART Global Holdings, Inc.	16,713	316,377
†Ultra Clean Holdings, Inc.	4,165	142,193
†Veeco Instruments, Inc.	23,234	720,951
		4,693,237
Software–5.89%
Adeia, Inc.	20,110	249,163
†Asana, Inc. Class A	19,964	379,516
†AvePoint, Inc.	96,629	793,324
†BlackLine, Inc.	7,157	446,883
†Box, Inc. Class A	31,125	797,111
†Braze, Inc. Class A	7,779	413,298
†C3.ai, Inc. Class A	3,865	110,964
†CommVault Systems, Inc.	8,166	652,055
†Envestnet, Inc.	7,522	372,490
†LiveRamp Holdings, Inc.	19,470	737,524
†MicroStrategy, Inc. Class A	1,678	1,059,858
†Olo, Inc. Class A	45,935	262,748
†Q2 Holdings, Inc.	5,424	235,456
†Qualys, Inc.	4,465	876,390
†Rapid7, Inc.	11,339	647,457
†Riot Platforms, Inc.	28,575	442,055
†Sprout Social, Inc. Class A	4,521	277,770
†SPS Commerce, Inc.	3,774	731,552
†Workiva, Inc.	7,885	800,564
†Xperi, Inc.	27,232	300,097
†Zuora, Inc. Class A	12,347	116,062
		10,702,337
Specialized REITs–0.40%
National Storage Affiliates Trust	4,637	192,296
PotlatchDeltic Corp.	10,766	528,611
		720,907
Specialty Retail–3.29%
†Abercrombie & Fitch Co. Class A	8,489	748,900
Academy Sports & Outdoors, Inc.	5,217	344,322
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Asbury Automotive Group, Inc.	3,780	$850,387
†Boot Barn Holdings, Inc.	4,306	330,528
Buckle, Inc.	8,671	412,046
†Carvana Co.	3,669	194,237
Group 1 Automotive, Inc.	2,125	647,572
†ODP Corp.	10,077	567,335
Signet Jewelers Ltd.	7,248	777,420
Upbound Group, Inc.	8,447	286,945
†Urban Outfitters, Inc.	12,900	460,401
†Valvoline, Inc.	9,531	358,175
		5,978,268
Technology Hardware, Storage & Peripherals–0.97%
†Super Micro Computer, Inc.	6,190	1,759,569
		1,759,569
Textiles, Apparel & Luxury Goods–0.80%
†Crocs, Inc.	7,998	747,093
†G-III Apparel Group Ltd.	9,906	336,606
Steven Madden Ltd.	8,596	361,032
		1,444,731
Trading Companies & Distributors–3.06%
Applied Industrial Technologies, Inc.	670	115,702
†Beacon Roofing Supply, Inc.	10,640	925,893
†BlueLinx Holdings, Inc.	1,734	196,480
Boise Cascade Co.	3,721	481,349
†GMS, Inc.	9,657	796,026
Herc Holdings, Inc.	3,335	496,548
†Hudson Technologies, Inc.	2,485	33,523
†NOW, Inc.	58,574	663,058
Rush Enterprises, Inc. Class A	17,777	894,183
†Titan Machinery, Inc.	5,629	162,565
WESCO International, Inc.	4,606	800,891
		5,566,218
Water Utilities–0.23%
American States Water Co.	5,270	423,813
		423,813
Wireless Telecommunication Services–0.08%
†Gogo, Inc.	8,103	82,084
Telephone & Data Systems, Inc.	3,315	60,830
		142,914
Total Common Stock (Cost $140,210,623)		173,453,989
RIGHTS–0.02%
=†Aduro Biotech, Inc.	20,960	41,291
Total Rights (Cost $53,217)		41,291

LVIP JPMorgan Small Cap Core Fund-10

LVIP JPMorgan Small Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–3.98%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	7,226,967	$7,226,967
Total Money Market Fund (Cost $7,226,967)		7,226,967

TOTAL INVESTMENTS–99.47% (Cost $147,490,807)	180,722,247
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.53%	969,024
NET ASSETS APPLICABLE TO 9,159,164 SHARES OUTSTANDING–100.00%	$181,691,271
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SMALL CAP CORE FUND STANDARD CLASS ($172,897,215 / 8,710,680 Shares)	$19.849
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SMALL CAP CORE FUND SERVICE CLASS ($8,794,056 / 448,484 Shares)	$19.608
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$152,593,098
Distributable earnings/(accumulated loss)	29,098,173
TOTAL NET ASSETS	$181,691,271

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".

★Includes $500,000 cash collateral held at broker for futures contracts, $151,005 payable for securities purchased, $35,166 payable for fund shares redeemed, $13,262 other accrued expenses payable, $102,447 due to manager and affiliates, $104,297 variation margin due to broker on futures contracts, $27,000 payable for audit fee and $12,733 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
75	E-mini Russell 2000 Index	$7,678,875	$7,155,917	3/15/24	$522,958	$—

[1]	See Note 8 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Small Cap Core Fund-11

LVIP JPMorgan Small Cap Core Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from unaffiliated investments	$2,166,702
Dividends from affiliated investments	41,417
Income from securities lending, net	6,528
Foreign taxes withheld	(10,990)
2,203,657
EXPENSES:
Management fees	1,089,325
Shareholder servicing fees	74,540
Professional fees	51,987
Accounting and administration expenses	34,538
Custodian fees	31,641
Trustees’ fees and expenses	11,408
Distribution fees-Service Class	6,475
Pricing fees	3,781
Reports and statements to shareholders	3,607
Consulting fees	116
Other	14,521
1,321,939
Less:
Management fees waived	(1,886)
Total operating expenses	1,320,053
NET INVESTMENT INCOME	883,604
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	1,823
Sale of unaffiliated investments	(2,163,523)
Futures contracts	505,140
Net realized loss	(1,656,560)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(1,823)
Unaffiliated investments	21,556,076
Futures contracts	539,912
Net change in unrealized appreciation (depreciation)	22,094,165
NET REALIZED AND UNREALIZED GAIN	20,437,605
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,321,209
See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Small Cap Core Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$883,604	$911,000
Net realized gain (loss)	(1,656,560)	1,782,000
Net change in unrealized appreciation (depreciation)	22,094,165	(44,176,000)
Net increase (decrease) in net assets resulting from operations	21,321,209	(41,483,000)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,714,222)	(38,468,000)
Service Class	(64,841)	(283,000)
	(3,779,063)	(38,751,000)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,815,990	17,854,000
Service Class	7,594,783	24,000
Reinvestment of dividends and distributions:
Standard Class	3,714,222	38,468,000
Service Class	64,841	283,000
	23,189,836	56,629,000
Cost of shares redeemed:
Standard Class	(24,571,341)	(30,586,000)
Service Class	(730,370)	(218,000)
	(25,301,711)	(30,804,000)
Increase (decrease) in net assets derived from capital share transactions	(2,111,875)	25,825,000
NET INCREASE (DECREASE) IN NET ASSETS	15,430,271	(54,409,000)
NET ASSETS:
Beginning of year	166,261,000	(220,670,000)
End of year	$181,691,271	$166,261,000
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Small Cap Core Fund-12

LVIP JPMorgan Small Cap Core Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Small Cap Core Fund Standard Class
	Year Ended
	12/31/23[1]	12/31/22[1]	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$17.960	$28.40	$24.11	$23.04	$21.10
Income (loss) from investment operations:
Net investment income[2]	0.098	0.11	0.09	0.15	0.15
Net realized and unrealized gain (loss)	2.208	(5.40)	5.04	2.38	4.69
Total from investment operations	2.306	(5.29)	5.13	2.53	4.84
Less dividends and distributions from:
Net investment income	(0.255)	(0.11)	(0.14)	(0.19)	(0.10)
Net realized gain	(0.162)	(5.04)	(0.70)	(1.27)	(2.80)
Total dividends and distributions	(0.417)	(5.15)	(0.84)	(1.46)	(2.90)
Net asset value, end of period	$19.849	$17.96	$28.40	$24.11	$23.04
Total return[3]	13.10%	(19.35% )	21.38%	13.69%	24.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$172,897	$165,062	$218,952	$201,489	$198,542
Ratio of expenses to average net assets	0.78%	0.83%	0.80%	0.84%	0.83%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.84%	0.80%	0.84%	0.84%
Ratio of net investment income to average net assets	0.53%	0.50%	0.33%	0.76%	0.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.53%	0.49%	0.33%	0.76%	0.65%
Portfolio turnover	72%	69%	67%	95%	83%

[1]
The Fund adopted the accounting and performance history of the JPMorgan Insurance Trust Small Cap Core Portfolio, a former portfolio of JPMorgan Insurance Trust, as the result of a reorganization on May 1, 2023. Pre-inception information is that of the JPMorgan Insurance Trust Small Cap Core Portfolio.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Small Cap Core Fund-13

LVIP JPMorgan Small Cap Core Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Small Cap Core Fund Service Class
	Year Ended
	12/31/23[1]	12/31/22[1]	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$17.720	$28.06	$23.85	$22.79	$20.91
Income (loss) from investment operations:
Net investment income[2]	0.051	0.04	0.01	0.09	0.09
Net realized and unrealized gain (loss)	2.181	(5.32)	4.98	2.37	4.63
Total from investment operations	2.232	(5.28)	4.99	2.46	4.72
Less dividends and distributions from:
Net investment income	(0.182)	(0.02)	(0.08)	(0.13)	(0.04)
Net realized gain	(0.162)	(5.04)	(0.70)	(1.27)	(2.80)
Total dividends and distributions	(0.344)	(5.06)	(0.78)	(1.40)	(2.84)
Net asset value, end of period	$19.608	$17.72	$28.06	$23.85	$22.79
Total return[3]	12.80%	(19.56% )	21.01%	13.38%	24.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,794	$1,199	$1,718	$1,450	$1,786
Ratio of expenses to average net assets	1.03%	1.11%	1.09%	1.12%	1.11%
Ratio of net investment income to average net assets	0.28%	0.22%	0.05%	0.46%	0.39%
Portfolio turnover	72%	69%	67%	95%	83%

[1]
The Fund adopted the accounting and performance history of the JPMorgan Insurance Trust Small Cap Core Portfolio, a former portfolio of JPMorgan Insurance Trust, as the result of a reorganization on May 1, 2023. Pre-inception information is that of the JPMorgan Insurance Trust Small Cap Core Portfolio.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Small Cap Core Fund-14

LVIP JPMorgan Small Cap Core Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Small Cap Core Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the JPMorgan Insurance Trust Small Cap Core Portfolio, a former portfolio of JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2023. The Fund commenced on May 1, 2023. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek capital growth over the long term.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP JPMorgan Small Cap Core Fund-15

LVIP JPMorgan Small Cap Core Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $499 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2023, LFI receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets.   The management fee is calculated daily and paid monthly.   Prior to May 1, 2023, management fees were paid by the Predecessor Fund to J.P. Morgan Investment Management Inc. (“JPMIM”), in the amount of $366,531.
Effective May 1, 2023, LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.82% of the Fund’s average daily net assets for the Standard Class and 1.07% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2023, no expense reimbursements were subject to recoupment.
Prior to May 1,2023, JPMIM and/or JPMorgan Distribution Services, Inc. ("JPMDS") had contractually agreed to waive fees and/or reimburse the Predecessor Fund to the extent that total annual operating expenses of the Predecessor Fund (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceeded 1.03% of the Predecessor Fund's average daily net assets for the Class 1 shares and 1.28% for the Class 2 shares.
Prior to May 1, 2023, JPMIM and JPMorgan Distribution  Services, Inc. ("JPMDS") had contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from one or more money market funds advised by the Predecessor Adviser ("affiliated money market fund") on the Predecessor Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral.
LVIP JPMorgan Small Cap Core Fund-16

LVIP JPMorgan Small Cap Core Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The amount of these waivers resulting from investments in these money market funds for the period ended April 30, 2023 was $1,886.
Prior to May 1, 2023, JPMIM voluntarily agreed to reimburse the Predecessor Fund for Trustee Fees paid to one of the Predecessor Fund's interested Trustees. The amount of this reimbursement was $531.
J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LFI, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets.
Effective May 1, 2023, Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$8,167
Legal	1,278
Prior to May 1, 2023, the Predecessor Fund paid custody and accounting fees to JP Morgan Chase Bank, N.A. ("JPMCB") in the amount of $16,323 which are included in Custodian fees on the Statement of Operations.
Prior to May 1, 2023, J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), provided certain administration services to the Predecessor Fund. For these services, JPMIM's fees were calculated daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Predecessor Fund's average daily net assets, plus 0.050% of the Predecessor Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Predecessor Fund's average daily net assets between $20 billion and $ 25 billion, plus 0.010% of the Predecessor Fund's average daily net assets in excess of $25 billion.
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$96,578
Distribution fees payable to LFD	1,560
Shareholder servicing fees payable to Lincoln Life	4,309
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Prior to May 1, 2023, the Predecessor Fund invested in Underlying Funds which were considered to be affiliates. The Underlying Funds' distributions were reinvested into the Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.
LVIP JPMorgan Small Cap Core Fund-17

LVIP JPMorgan Small Cap Core Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-0.00%@
Money Market Funds-0.00%@
×JPMorgan Securities Lending Money Market Fund Agency SL Class Shares	$2,692,687	$7,283	$2,699,970	$1,823	$(1,823)	$—	—	$—	$—
×JPMorgan U.S. Government Money Market Fund Class IM Shares	2,102,228	5,641,053	7,743,281	—	—	—	—	6,528*	—
×JPMorgan U.S. Government Money Market Fund Class Institutional Shares	4,779,062	12,115,906	16,894,968	—	—	—	—	41,417	—
Total	$9,573,977	$17,764,242	$27,338,219	$1,823	$(1,823)	$—		$47,945	$—

@ As a percentage of Net Assets as of December 31, 2023.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
* Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank's fee).
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$119,059,378
Sales	126,085,900
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$150,322,338
Aggregate unrealized appreciation of investments and derivatives	$40,642,531
Aggregate unrealized depreciation of investments and derivatives	(10,242,622)
Net unrealized appreciation of investments and derivatives	$30,399,909
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP JPMorgan Small Cap Core Fund-18

LVIP JPMorgan Small Cap Core Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$173,453,989	$—	$—	$173,453,989
Rights	—	—	41,291	41,291
Money Market Fund	7,226,967	—	—	7,226,967
Total Investments	$180,680,956	$—	$41,291	$180,722,247
Derivatives:

Assets:
Futures Contract	$522,958	$—	$—	$522,958
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income*	$2,300,304	$13,128,000
Long-term capital gains	1,478,759	25,623,000
Total	$3,779,063	$38,751,000

*	Short-term gain distributions were treated as ordinary income for income tax purposes
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$118,696
Capital loss carryforward	(1,420,432)
Net unrealized appreciation	30,399,909
Distributable earnings/(accumulated loss)	$29,098,173
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$4,178	$(4,178)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$1,420,432	$1,420,432
LVIP JPMorgan Small Cap Core Fund-19

LVIP JPMorgan Small Cap Core Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	636,563	859,000
Service Class	417,564	1,000
Shares reinvested:
Standard Class	207,292	2,058,000
Service Class	3,498	16,000
	1,264,917	2,934,000
Shares redeemed:
Standard Class	(1,322,751)	(1,438,000)
Service Class	(40,245)	(10,000)
	(1,362,996)	(1,448,000)
Net increase (decrease)	(98,079)	1,486,000
7. Securities Lending
Prior to May 1, 2023, the Predecessor Fund was authorized to engage in securities lending. Citibank N.A. (“Citibank”) served as lending agent for the Predecessor Fund. Cash collateral on securities loaned was invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Predecessor Fund retained the interest earned on cash collateral investments but was required to pay the borrower a rebate for the use of cash collateral.
The net income earned on the securities lending (after payment of rebates and Citibank's fee) is included on the Statement of Operations as Income from securities lending (net). The Predecessor Fund also received payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which were recorded as Dividend or Interest income, respectively on the Statement of Operations.
Prior to May 1, 2023, J.P. Morgan Investment Management Inc. (“JPMIM”), the Predecessor Adviser, voluntarily waived investment advisory fees charged to the Predecessor Fund associated with the Predecessor Fund's investment in the JPMorgan U.S. Government Money Market Fund in the amount of $262.
The above waiver was included in the determination of earnings on cash collateral investment and in the calculation of Citibank's compensation and is included on the Statement of Operations as income from securities lending (net).
As of May 1, 2023, the fund no longer participates in securities lending.
8. Line of Credit
Prior to May 1, 2023, the Predecessor Fund, along with certain other funds in the JPMorgan Insurance Trust ("Borrowers"), was a participant in  a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion ("Credit Facility") with various lenders and the Bank of New York Mellon, as administrative  agent for the lenders. This Credit Facility provided a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The annual commitment fee to maintain the Credit Facility was 0.15% on the unused portion of the Credit Facility and was allocated to all participating portfolios pro rata based on their respective net assets. The Predecessor Fund did not utilize the Credit Facility during the period ending April 30, 2023.
9. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the
LVIP JPMorgan Small Cap Core Fund-20

LVIP JPMorgan Small Cap Core Fund
Notes to Financial Statements (continued)
 9. Derivatives (continued)
contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts as a cash management tool.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$522,958	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$505,140	$539,912
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$3,499,168	$—
10. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP JPMorgan Small Cap Core Fund-21

LVIP JPMorgan Small Cap Core Fund
Notes to Financial Statements (continued)
 10. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
11. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
12. Change in Independent Registered Public Accounting Firm
Effective, May 1, 2023, the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of LVIP JPMorgan Core Bond Fund, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund, and LVIP JPMorgan U.S. Equity Fund (the “Funds”), each a series of the Trust, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Funds' independent registered public accounting firm for the fiscal year ended December 31, 2023.  The dismissal of PwC is the result of, and effective as of the completion of, the acquisition by each Fund of a corresponding series of the JPMorgan Insurance Trust, in each of which transactions the JPMorgan Insurance Trust series is the accounting survivor, The Audit Committee of the Trust's Board of Trustees participated in and approved the decision to engage Tait, Weller and Baker LLP (“TW”) as the independent registered public accounting firm for the fiscal year ended December 31, 2023. The selection of TW does not reflect any disagreements with or dissatisfaction by either Trust or the relevant Board with the performance of the Funds' prior independent registered public accounting firm, PwC.
13. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
14. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Small Cap Core Fund-22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Lincoln Variable Insurance Products Trust and Shareholders of LVIP JPMorgan Small Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Small Cap Core Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2023, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 were audited by other auditors, whose report dated February 15, 2023 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2022. We previously served as the auditor of one or more of the funds in the Trust for 2021.
We conducted our audit in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 22, 2024
LVIP JPMorgan Small Cap Core Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP JPMorgan Small Cap Core Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP JPMorgan Small Cap Core Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP JPMorgan Small Cap Core Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Small Cap Core Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Small Cap Core Fund-28

LVIP JPMorgan U.S. Equity Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan U.S. Equity Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan U.S. Equity Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: J.P. Morgan Investment Management Inc.
The Fund returned 27.16% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Index1, returned 26.29%.
The S&P 500® Index (S&P) ended 2023 strong, Information technology and communication services were the best performing sectors, respectively. Utilities and energy were the only sectors which closed the year in red, respectively.
The media, commodities and consumer staples sectors contributed to performance relative to benchmark, while the utilities, retail and big banks & brokers sectors detracted from relative performance for the reporting period. Within the media sector, an overweight in Uber Technologies (UBER) contributed to performance. The company delivered strong results consistently through the year driven by accelerating bookings growth and high incremental margins. UBER achieved TTM GAAP (trailing twelve months Generally Accepted Accounting Principles) profitability in the third quarter allowing for S&P inclusion, which occurred in mid-December, a further boost to the stock. Within software & services, our overweight in Microsoft (MSFT) contributed to performance during the year. Heading into the year, there were headwinds related to Azure growth given cloud optimization efforts that were expected to last into the second half of the year. Despite this, Microsoft ultimately benefitted from enthusiasm around GenAI (Generative Artificial Intelligence) which drove outperformance throughout the year. We believe that Microsoft's influential investment in OpenAI and Microsoft's own work in GenAI via Azure AI Services has positioned the company as an early "AI winner".
Within the utilities sector, the Fund’s overweight in NextEra Energy (NEE) detracted from performance during the year. The stock underperformed as a result of macro and company specific factors. Given the high interest rate environment, the company decided not to sell assets to NEP (NextEra Energy Partners) and cut its distribution growth rate in half. There was a significant negative reaction to the company’s announcement that drove the stock down. However, NEE’s pipeline of renewables continues to grow as they have a very attractive market value with the Inflation Reduction Act. Within pharma/medical technology, the Fund’s overweight in Bristol Myers Squibb (BMY) detracted from performance during the year. The market showed little appreciation for value names, which hurt BMY as it also suffered from declining prospects in parts of its business. BMY has a convoluted path to growth where old/mature products need to be replaced by newly launched products, and performance of these launches has lagged relative to the expectations.
The Fund used index futures for cash management purposes during the period.
Portfolio Managers:
J.P. Morgan Investment Management Inc.:
 Scott Davis
David Small
Shilpee Raina
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP JPMorgan U.S. Equity Fund - Standard Class
LVIP JPMorgan U.S. Equity Fund - Service Class
S&P 500® Index
$39,000
$36,000
$33,000
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
12/31/13
12/31/23
$32,288
$31,490
$31,150

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan U.S. Equity Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $32,288 for the Standard Class shares and to $31,490 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $31,150. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 27.16%
Five Years	+ 17.15%
Ten Years	+ 12.44%
Service Class Shares
One Year	+ 26.84%
Five Years	+ 16.86%
Ten Years	+ 12.15%
1. The S&P 500® Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
LVIP JPMorgan U.S. Equity Fund-1

LVIP JPMorgan U.S. Equity Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,088.40	0.65%	$3.42
Service Class Shares	1,000.00	1,086.90	0.92%	4.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.90	0.65%	$3.31
Service Class Shares	1,000.00	1,020.70	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP JPMorgan U.S. Equity Fund-2

LVIP JPMorgan U.S. Equity Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.93%
Aerospace & Defense	2.45%
Automobiles	0.66%
Banks	3.54%
Beverages	2.30%
Biotechnology	6.25%
Building Products	1.12%
Capital Markets	4.86%
Chemicals	1.50%
Construction Materials	1.30%
Consumer Finance	1.59%
Diversified Financial Services	2.63%
Electric Utilities	3.95%
Electrical Equipment	2.00%
Energy Equipment & Services	2.36%
Health Care Equipment & Supplies	1.44%
Health Care Providers & Services	3.14%
Hotels, Restaurants & Leisure	2.91%
Industrial REITs	2.34%
Insurance	0.86%
Interactive Media & Services	5.84%
IT Services	1.35%
Life Sciences Tools & Services	1.14%
Machinery	2.44%
Multiline Retail	4.57%
Oil, Gas & Consumable Fuels	2.86%
Pharmaceuticals	1.80%
Road & Rail	3.13%
Semiconductors & Semiconductor Equipment	8.39%
Software	11.47%
Specialty Retail	3.22%
Technology Hardware, Storage & Peripherals	5.52%
Money Market Fund	1.22%
Total Investments	100.15%
Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	9.23%
Apple, Inc.	4.97%
Amazon.com, Inc.	4.57%
NVIDIA Corp.	3.27%
UnitedHealth Group, Inc.	3.14%
Alphabet, Inc. Class A	3.00%
Meta Platforms, Inc. Class A	2.85%
AbbVie, Inc.	2.67%
Morgan Stanley	2.46%
NXP Semiconductors NV	2.46%
Total	38.62%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP JPMorgan U.S. Equity Fund-3

LVIP JPMorgan U.S. Equity Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.93%
Aerospace & Defense–2.45%
Howmet Aerospace, Inc.	16,637	$900,394
Northrop Grumman Corp.	6,657	3,116,408
		4,016,802
Automobiles–0.66%
†Tesla, Inc.	4,377	1,087,597
		1,087,597
Banks–3.54%
U.S. Bancorp	50,380	2,180,447
Wells Fargo & Co.	73,896	3,637,161
		5,817,608
Beverages–2.30%
Coca-Cola Co.	64,004	3,771,756
		3,771,756
Biotechnology–6.25%
AbbVie, Inc.	28,271	4,381,157
†Biogen, Inc.	5,234	1,354,402
†Regeneron Pharmaceuticals, Inc.	3,503	3,076,650
†Vertex Pharmaceuticals, Inc.	3,550	1,444,459
		10,256,668
Building Products–1.12%
Trane Technologies PLC	7,539	1,838,762
		1,838,762
Capital Markets–4.86%
Ameriprise Financial, Inc.	6,071	2,305,948
Morgan Stanley	43,371	4,044,346
S&P Global, Inc.	3,685	1,623,316
		7,973,610
Chemicals–1.50%
Eastman Chemical Co.	9,424	846,464
PPG Industries, Inc.	10,771	1,610,803
		2,457,267
Construction Materials–1.30%
Vulcan Materials Co.	9,414	2,137,072
		2,137,072
Consumer Finance–1.59%
American Express Co.	13,907	2,605,337
		2,605,337
Diversified Financial Services–2.63%
†FleetCor Technologies, Inc.	2,733	772,373
Mastercard, Inc. Class A	8,309	3,543,872
		4,316,245
Electric Utilities–3.95%
NextEra Energy, Inc.	58,812	3,572,241
PG&E Corp.	161,942	2,919,814
		6,492,055
Electrical Equipment–2.00%
Eaton Corp. PLC	13,642	3,285,266
		3,285,266
Energy Equipment & Services–2.36%
Baker Hughes Co.	113,525	3,880,285
		3,880,285
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies–1.44%
Stryker Corp.	7,875	$2,358,248
		2,358,248
Health Care Providers & Services–3.14%
UnitedHealth Group, Inc.	9,786	5,152,035
		5,152,035
Hotels, Restaurants & Leisure–2.91%
Marriott International, Inc. Class A	4,374	986,381
McDonald's Corp.	12,794	3,793,549
		4,779,930
Industrial REITs–2.34%
Prologis, Inc.	28,804	3,839,573
		3,839,573
Insurance–0.86%
Progressive Corp.	8,846	1,408,991
		1,408,991
Interactive Media & Services–5.84%
†Alphabet, Inc. Class A	35,238	4,922,396
†Meta Platforms, Inc. Class A	13,206	4,674,396
		9,596,792
IT Services–1.35%
Accenture PLC Class A	6,327	2,220,208
		2,220,208
Life Sciences Tools & Services–1.14%
Danaher Corp.	8,116	1,877,555
		1,877,555
Machinery–2.44%
Deere & Co.	10,009	4,002,299
		4,002,299
Multiline Retail–4.57%
†Amazon.com, Inc.	49,431	7,510,546
		7,510,546
Oil, Gas & Consumable Fuels–2.86%
ConocoPhillips	18,454	2,141,956
Pioneer Natural Resources Co.	11,356	2,553,737
		4,695,693
Pharmaceuticals–1.80%
Bristol-Myers Squibb Co.	39,790	2,041,625
Eli Lilly & Co.	1,566	912,853
		2,954,478
Road & Rail–3.13%
CSX Corp.	45,816	1,588,441
Norfolk Southern Corp.	10,085	2,383,893
†Uber Technologies, Inc.	19,090	1,175,371
		5,147,705
Semiconductors & Semiconductor Equipment–8.39%
†Advanced Micro Devices, Inc.	14,805	2,182,405
Analog Devices, Inc.	6,075	1,206,252
ASML Holding NV	1,291	977,184
NVIDIA Corp.	10,836	5,366,204
NXP Semiconductors NV	17,604	4,043,286
		13,775,331
LVIP JPMorgan U.S. Equity Fund-4

LVIP JPMorgan U.S. Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software–11.47%
Intuit, Inc.	1,963	$1,226,934
Microsoft Corp.	40,308	15,157,420
Oracle Corp.	23,302	2,456,730
		18,841,084
Specialty Retail–3.22%
Lowe's Cos., Inc.	16,762	3,730,383
TJX Cos., Inc.	16,522	1,549,929
		5,280,312
Technology Hardware, Storage & Peripherals–5.52%
Apple, Inc.	42,416	8,166,352
Seagate Technology Holdings PLC	10,583	903,471
		9,069,823
Total Common Stock (Cost $100,347,959)		162,446,933

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.22%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	1,995,476	$1,995,476
Total Money Market Fund (Cost $1,995,476)		1,995,476

TOTAL INVESTMENTS–100.15% (Cost $102,343,435)	164,442,409
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.15%)	(243,383)
NET ASSETS APPLICABLE TO 4,382,243 SHARES OUTSTANDING–100.00%	$164,199,026
NET ASSET VALUE PER SHARE–LVIP JPMORGAN U.S. EQUITY FUND STANDARD CLASS ($125,042,680 / 3,323,316 Shares)	$37.626
NET ASSET VALUE PER SHARE–LVIP JPMORGAN U.S. EQUITY FUND SERVICE CLASS ($39,156,346 / 1,058,927 Shares)	$36.977
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$96,895,266
Distributable earnings/(accumulated loss)	67,303,760
TOTAL NET ASSETS	$164,199,026

†Non-income producing.

★Includes $121,054 variation margin due from broker on futures contracts, $1,064,815 payable for securities purchased, $362,105 payable for fund shares redeemed, $7,434 other accrued expenses payable, $85,125 due to manager and affiliates, $27,000 payable for audit fee and
$12,079 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan U.S. Equity Fund-5

LVIP JPMorgan U.S. Equity Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from unaffiliated investments	$2,151,109
Dividends from affiliated investments	15,761
Income from securities lending, net	25
Foreign taxes withheld	(12,883)
2,154,012
EXPENSES:
Management fees	732,376
Shareholder servicing fees	57,491
Distribution fees-Service Class	52,421
Professional fees	50,330
Accounting and administration expenses	31,115
Custodian fees	17,872
Trustees’ fees and expenses	10,544
Reports and statements to shareholders	8,510
Pricing fees	461
Consulting fees	108
Other	11,119
972,347
Less:
Management fees waived	(869)
Total operating expenses	971,478
NET INVESTMENT INCOME	1,182,534
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	7,782,063
Futures contracts	(37,008)
Net realized gain	7,745,055
Net change in unrealized appreciation (depreciation) of:
Investments	23,269,730
Futures contracts	9,306
Net change in unrealized appreciation (depreciation)	23,279,036
NET REALIZED AND UNREALIZED GAIN	31,024,091
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,206,625
See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan U.S. Equity Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,182,534	$936,000
Net realized gain	7,745,055	4,776,000
Net change in unrealized appreciation (depreciation)	23,279,036	(34,816,000)
Net increase (decrease) in net assets resulting from operations	32,206,625	(29,104,000)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,064,907)	(17,774,000)
Service Class	(1,174,462)	(2,131,000)
	(8,239,369)	(19,905,000)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,643,860	28,391,000
Service Class	24,713,928	3,953,000
Reinvestment of dividends and distributions:
Standard Class	7,064,907	17,774,000
Service Class	1,174,462	2,131,000
	45,597,157	52,249,000
Cost of shares redeemed:
Standard Class	(19,848,061)	(40,201,000)
Service Class	(4,980,326)	(3,850,000)
	(24,828,387)	(44,051,000)
Increase in net assets derived from capital share transactions	20,768,770	8,198,000
NET INCREASE (DECREASE) IN NET ASSETS	44,736,026	(40,811,000)
NET ASSETS:
Beginning of year	119,463,000	160,274,000
End of year	$164,199,026	$119,463,000
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan U.S. Equity Fund-6

LVIP JPMorgan U.S. Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan U.S. Equity Fund Standard Class
	Year Ended
	12/31/23[1]	12/31/22[1]	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$31.600	$45.86	$37.40	$32.27	$26.63
Income (loss) from investment operations:
Net investment income[2]	0.318	0.26	0.20	0.30	0.26
Net realized and unrealized gain (loss)	7.901	(8.55)	10.44	7.16	7.81
Total from investment operations	8.219	(8.29)	10.64	7.46	8.07
Less dividends and distributions from:
Net investment income	(0.549)	(0.21)	(0.31)	(0.26)	(0.26)
Net realized gain	(1.644)	(5.76)	(1.87)	(2.07)	(2.17)
Total dividends and distributions	(2.193)	(5.97)	(2.18)	(2.33)	(2.43)
Net asset value, end of period	$37.626	$31.60	$45.86	$37.40	$32.27
Total return[3]	27.16%	(18.67% )	29.34%	25.26%	31.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$125,043	$105,316	$143,135	$121,611	$101,127
Ratio of expenses to average net assets[4]	0.69%	0.77%	0.74%	0.76%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.69%	0.77%	0.74%	0.76%	0.79%
Ratio of net investment income to average net assets	0.93%	0.73%	0.48%	0.94%	0.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.73%	0.48%	0.94%	0.87%
Portfolio turnover	65%	48%	48%	66%	69%

[1]
The Fund adopted the accounting and performance history of the JPMorgan Insurance Trust U.S. Equity Portfolio, a former portfolio of JPMorgan Insurance Trust, as the result of a reorganization on May 1, 2023. Pre-inception information is that of the JPMorgan Insurance Trust U.S. Equity Portfolio.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan U.S. Equity Fund-7

LVIP JPMorgan U.S. Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan U.S. Equity Fund Service Class
	Year Ended
	12/31/23[1]	12/31/22[1]	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$31.050	$45.14	$36.85	$31.83	$26.29
Income (loss) from investment operations:
Net investment income[2]	0.230	0.17	0.10	0.22	0.19
Net realized and unrealized gain (loss)	7.760	(8.41)	10.28	7.05	7.71
Total from investment operations	7.990	(8.24)	10.38	7.27	7.90
Less dividends and distributions from:
Net investment income	(0.419)	(0.09)	(0.22)	(0.18)	(0.19)
Net realized gain	(1.644)	(5.76)	(1.87)	(2.07)	(2.17)
Total dividends and distributions	(2.063)	(5.85)	(2.09)	(2.25)	(2.36)
Net asset value, end of period	$36.977	$31.05	$45.14	$36.85	$31.83
Total return[3]	26.84%	(18.87% )	29.01%	24.95%	31.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,156	$14,147	$17,139	$18,556	$17,054
Ratio of expenses to average net assets[4]	0.94%	1.02%	0.99%	1.01%	1.03%
Ratio of net investment income to average net assets	0.68%	0.49%	0.23%	0.69%	0.64%
Portfolio turnover	65%	48%	48%	66%	69%

[1]
The Fund adopted the accounting and performance history of the JPMorgan Insurance Trust U.S. Equity Portfolio, a former portfolio of JPMorgan Insurance Trust, as the result of a reorganization on May 1, 2023. Pre-inception information is that of the JPMorgan Insurance Trust U.S. Equity Portfolio.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan U.S. Equity Fund-8

LVIP JPMorgan U.S. Equity Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan U.S. Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the JPMorgan Insurance Trust U.S. Equity Portfolio, a former portfolio of JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2023. The Fund commenced on May 1, 2023. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek to provide high total return from a portfolio of selected equity securities..
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as
LVIP JPMorgan U.S. Equity Fund-9

LVIP JPMorgan U.S. Equity Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $107 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2023, LFI receives a management fee at an annual rate of 0.55% of the Fund’s average daily net assets.   The management fee is calculated daily and paid monthly.   Prior to May 1, 2023, management fees were paid by the Predecessor Fund to J.P. Morgan Investment Management Inc. (“JPMIM”),  in the amount of $225,674.
Effective May 1, 2023, LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.75% of the Fund’s average daily net assets for the Standard Class and 1.00% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2023, no expense reimbursements were subject to recoupment.
Prior to May 1, 2023, JPMIM (for all share classes) and/or JPMorgan Distribution Services, Inc. ("JPMDS") (for Class 2 shares) had contractually agreed to waive fees and/or reimburse the Predecessor Fund to the extent that total annual operating expenses of the Predecessor Fund (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceeded 0.80% of the Predecessor Fund's average daily net assets for the Class 1 shares and 1.05% for the Class 2 shares.
Prior to May 1, 2023, JPMIM and/or JPMDS had contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from one or more money market funds advised by the Predecessor Adviser ("affiliated money market fund") on the Predecessor Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral.
The amount of these waivers resulting from investments in these money market funds for the period ended April 30, 2023 was $869.
Prior to May 1, 2023, JPMIM voluntarily agreed to reimburse the Predecessor Fund for Trustee Fees paid to one of the Predecessor Fund's interested Trustees.  The amount of this reimbursement was $528.
J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Effective May 1, 2023, Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$6,625
Legal	1,049
Prior to May 1, 2023, the Predecessor Fund paid custody and accounting fees to JP Morgan Chase Bank, N.A. ("JPMCB") in the amount of $12,684 which are included in Custodian fees on the Statement of Operations.
LVIP JPMorgan U.S. Equity Fund-10

LVIP JPMorgan U.S. Equity Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Prior to May 1, 2023, J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), provided certain administration services to the Predecessor Fund.  For these services, JPMIM's fees were calculated daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Predecessor Fund's average daily net assets, plus 0.050% of the Predecessor Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Predecessor Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Predecessor Fund's average daily net assets in excess of $25 billion.
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$73,486
Distribution fees payable to LFD	7,764
Shareholder servicing fees payable to Lincoln Life	3,875
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Prior to May 1, 2023, the Predecessor Fund invested in Underlying Funds which were considered to be affiliates. The Underlying Fund distributions were reinvested into the Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-0.00%@
Money Market Funds-0.00%@
×JPMorgan U.S. Government Money Market Fund Class Institutional Shares	$1,218,393	$5,546,266	$6,764,659	$—	$—	$—	—	$15,761	$—
×JPMorgan U.S. Government Money Market Fund Class IM Shares	51,120	78,114	129,234	—	—	—	—	25*	—
Total	$1,269,513	$5,624,380	$6,893,893	$—	$—	$—		$15,786	$—

@ As a percentage of Net Assets as of December 31, 2023.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
* Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank's fee).
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$99,272,528
Sales	86,380,033
LVIP JPMorgan U.S. Equity Fund-11

LVIP JPMorgan U.S. Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$104,254,625
Aggregate unrealized appreciation of investments	$60,809,904
Aggregate unrealized depreciation of investments	(622,120)
Net unrealized appreciation of investments	$60,187,784
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$162,446,933	$—	$—	$162,446,933
Money Market Fund	1,995,476	—	—	1,995,476
Total Investments	$164,442,409	$—	$—	$164,442,409
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Non-Real Estate Investment Trusts (REITs).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income*	$2,744,040	$7,553,000
Long-term capital gains	5,495,329	12,352,000
Total	$8,239,369	$19,905,000

*	Short-term gain distributions were treated as ordinary income for income tax purposes
LVIP JPMorgan U.S. Equity Fund-12

LVIP JPMorgan U.S. Equity Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$894,456
Undistributed long-term capital gains	6,221,520
Net unrealized appreciation	60,187,784
Distributable earnings/(accumulated loss)	$67,303,760
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(11,105)	$11,105
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	360,763	723,000
Service Class	714,053	119,000
Shares reinvested:
Standard Class	215,691	537,000
Service Class	35,783	65,000
	1,326,290	1,444,000
Shares redeemed:
Standard Class	(586,443)	(1,048,000)
Service Class	(146,573)	(108,000)
	(733,016)	(1,156,000)
Net increase	593,274	288,000
7. Securities Lending
Prior to May 1, 2023, the Predecessor Fund was authorized to engage in securities lending. Citibank N.A. (“Citibank”) served as lending agent for the Predecessor Fund. Cash collateral on securities loaned was invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Predecessor Fund retained the interest earned on cash collateral investments but was required to pay the borrower a rebate for the use of cash collateral.
The net income earned on the securities lending (after payment of rebates and Citibank's fee) is included on the Statement of Operations as Income from securities lending (net). The Predecessor Fund also received payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which were recorded as Dividend or Interest income, respectively on the Statement of Operations.
Prior to May 1, 2023, J.P. Morgan Investment Management Inc. (“JPMIM”), the Predecessor Adviser, voluntarily waived investment advisory fees charged to the Predecessor Fund associated with the Predecessor Fund's investment in the JPMorgan U.S. Government Money Market Fund in the amount of $8.
The above waiver was included in the determination of earnings on cash collateral investment and in the calculation of Citibank's compensation and is included on the Statement of Operations as income from securities lending (net).
As of May 1, 2023, the fund no longer participates in securities lending.
8. Line of Credit
Prior to May 1, 2023, the Predecessor Fund, along with certain other funds in the JPMorgan Insurance Trust ("Borrowers"), was a participant in  a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion ("Credit Facility") with various lenders and the Bank of New York Mellon, as administrative  agent for the lenders. This Credit Facility provided a source of funds to the Borrowers for temporary and emergency
LVIP JPMorgan U.S. Equity Fund-13

LVIP JPMorgan U.S. Equity Fund
Notes to Financial Statements (continued)
 8. Line of Credit (continued)
purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The annual commitment fee to maintain the Credit Facility was 0.15% on the unused portion of the Credit Facility and was allocated to all participating portfolios pro rata based on their respective net assets. The Predecessor Fund did not utilize the Credit Facility during the period ending April 30, 2023.
9. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   No futures contracts were outstanding at December 31, 2023.
During the year ended December 31, 2023, the Fund used futures contracts as a cash management tool.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(37,008)	$9,306
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$428,118	$—
10. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP JPMorgan U.S. Equity Fund-14

LVIP JPMorgan U.S. Equity Fund
Notes to Financial Statements (continued)
 10. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
11. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
12. Change in Independent Registered Public Accounting Firm
Effective, May 1, 2023, the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of LVIP JPMorgan Core Bond Fund, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund, and LVIP JPMorgan U.S. Equity Fund (the “Funds”), each a series of the Trust, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Funds' independent registered public accounting firm for the fiscal year ended December 31, 2023.  The dismissal of PwC is the result of, and effective as of the completion of, the acquisition by each Fund of a corresponding series of the JPMorgan Insurance Trust, in each of which transactions the JPMorgan Insurance Trust series is the accounting survivor, The Audit Committee of the Trust's Board of Trustees participated in and approved the decision to engage Tait, Weller and Baker LLP (“TW”) as the independent registered public accounting firm for the fiscal year ended December 31, 2023. The selection of TW does not reflect any disagreements with or dissatisfaction by either Trust or the relevant Board with the performance of the Funds' prior independent registered public accounting firm, PwC.
13. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
14. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan U.S. Equity Fund-15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Lincoln Variable Insurance Products Trust and Shareholders of LVIP JPMorgan U.S. Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan U.S. Equity Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2023, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 were audited by other auditors, whose report dated February 15, 2023 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2022. We previously served as the auditor of one or more of the funds in the Trust for 2021.
We conducted our audit in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 22, 2024
LVIP JPMorgan U.S. Equity Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP JPMorgan U.S. Equity Fund-17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP JPMorgan U.S. Equity Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP JPMorgan U.S. Equity Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan U.S. Equity Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan U.S. Equity Fund-21

LVIP Loomis Sayles Global Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Loomis Sayles Global Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Loomis Sayles Global Growth Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Loomis, Sayles & Company, L.P
The Fund returned 36.85% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI All Country World Index (net dividends)1, returned 22.20%.
Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market's current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.
The Fund posted positive returns during the period and outperformed its benchmark. Meta Platforms, MercadoLibre, and Amazon were the largest contributors to performance during the period. Alnylam Pharmaceuticals, Yum China, and Doximity were the largest detractors from performance. Stock selection in the communication services, consumer discretionary, healthcare, and information technology sectors, along with our allocation in the communication services, consumer discretionary, consumer staples, and financials sectors, contributed positively to relative performance. Stock selection in the industrials, financials, and consumer staples sectors, along with our allocations in the healthcare and information technology sectors, detracted from relative performance.
Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. With 3.9 billion monthly users, 200 million businesses, and 10 million advertisers worldwide using its family of apps – Facebook, Messenger, WhatsApp, and Instagram – we believe the scale and reach of Meta’s network is unrivaled. A Fund holding since inception, Meta’s shares rebounded substantially in 2023 after being under pressure throughout most of 2022 due to a perceived lack of discipline in the company’s capital expenditures – especially with respect to the metaverse – that coincided with what we believed was temporary fundamental weakness arising from the company’s transition to a new advertising format and maneuvering around privacy changes imposed by Apple in 2021. Our analysis suggested that Meta was being priced as if a high-quality, high-returning, growth company – whose returns on capital were many times larger than its cost of capital – would become a low-quality business that both ceased to grow and would also see its margins and returns on invested capital deteriorate. We took advantage of price weakness in 2022 to add to the Fund’s holdings on multiple occasions during that year, most recently in November 2022. Despite ongoing macroeconomic pressure on advertising spending, Meta has since posted four consecutive quarters of better-than-expected financial results, including accelerating revenue growth in the last three quarters as it made further progress in navigating Apple’s privacy changes and saw improved monetization of its newest Reels video format. Following this period of temporary weakness and elevated investment spending, Meta announced a set of efficiency measures that have already led to significant improvements in margins and lower capital expenditure plans, and shares responded positively to the company’s increased focus on productivity and cost management. We believe founder and CEO Mark Zuckerberg has always managed the company with a long-term focus and strong strategic vision. Over the past ten years, Meta has spent over $125 billion on research and development and $110 billion on capital expenditures – a level of investment that few firms can match and which creates high barriers to entry for competitors that are further buttressed by the growth of cumulative knowledge over time. The successful development of a metaverse is not an explicit part of our investment thesis for Meta. However, given the potential size of the opportunity, and Meta’s positioning with billions of users and hundreds of millions of businesses, we believe Meta’s current balanced approach to its forward looking investments make sense. We believe that corporations will continue to allocate an increasing proportion of their advertising spending online, and Meta remains one of very few platforms where advertisers can reach consumers at such scale in such a targeted and effective fashion. We believe Meta’s brands, network, and targeting advantage position the company to take increasing share of the industry’s profit pool and grow its market share from approximately 6% currently to approximately 10% of the total global advertising market over our investment time horizon. On the basis of its core business alone, we believe the company is substantially undervalued and trades at a significant to our estimate of intrinsic value. We trimmed the Fund’s position on multiple occasions during the year because it reached the Fund’s maximum allowable position size of eight percent due to market appreciation.
Alnylam Pharmaceuticals is a leader in gene therapies based on its pioneering small-interfering RNA (siRNA) approach to disease treatment. Founded in 2002, Alnylam was one of the first companies to develop and commercialize therapies based on RNA interference (RNAi), a breakthrough discovery in understanding how genes are naturally regulated within cells that was recognized with the 2006 Nobel Prize in Medicine. RNAi therapies exploit a naturally occurring biological pathway within cells that regulates the expression of specific genes. In particular, siRNA has proven to be one of the most effective approaches to RNAi therapy, and Alnylam remains the first and only company to successfully commercialize siRNA-based therapies. We believe Alnylam’s strong and sustainable competitive advantages include its deep, cumulative and compounding knowledge in the science of RNAi therapeutics, in particular its creation and advancement of unique siRNA-based therapies, and the multiple partnerships it has entered on the basis of its technology which provide both external funding and established commercialization avenues. Currently, the company’s technology is the basis for five approved therapies, ten therapies currently in clinical trials, and a robust pipeline of potential treatments that may be entering the clinic in the coming years, with a focus on genetic diseases, cardiometabolic diseases, infectious diseases, and central nervous system and ocular diseases. A strategy holding since the second quarter of 2021, shares responded negatively to the dimming prospects for patisiran, Alnylam’s approved therapy for hATTR amyloidosis, to receive
LVIP Loomis Sayles Global Growth Fund-1

LVIP Loomis Sayles Global Growth Fund
2023 Annual Report Commentary (unaudited) (continued)
regulatory approval in the larger, related indication of ATTR with cardiomyopathy (ATTR-CM). In October, the company decided to discontinue its bid to attain approval in favor of its more robust and longer trial for vutrisiran. Vutrisiran is also approved for hATTR amyloidosis, but the therapy is delivered via subcutaneous injection every three months, while patisiran requires intravenous administration every three weeks. While the outcomes for patisiran were positive and statistically significant, the FDA was likely to require further study, and the easier administration of vutrisiran, which was developed after patisiran, makes the therapy more commercially attractive. Vutrisiran is currently in Phase III clinical trials for ATTR-CM, with results expected in the first half of 2024. We believe the uniqueness of Alnylam’s pioneering scientific expertise and technology is evident from both its existing products, which provide meaningful value to previously underserved patient populations, as well as the numerous partnerships in which world-class global pharmaceutical companies and specialty competitors alike have sought to access its proprietary technology. With its approved therapies and substantial pipeline of significant late-stage clinical programs, we believe the company has now reached the point at which its existing therapies will continue to contribute positively and its subsequent innovations will shift its financial profile from that of an early-stage biotech company to a profitable business with normalized margins that is able to internally fund its ongoing growth needs. Over our long-term investment horizon, we believe the company can generate substantial revenue growth, while turning profitable and generating substantial cumulative free cash flow. We believe Alnylam’s market price continues to substantially undervalue the potential contribution from the company’s clinical-stage assets – which we believe is unsupported by the company’s established track record for producing genetically validated therapeutics. Further, while embedded expectations reflect some success for its currently marketed products, we believe the market is focused on short-term profitability while ignoring the platform the company has built, that we believe will serve as the basis for ongoing innovation over our long-term investment horizon and beyond. As a result, we believe the company is selling at a substantial discount to our estimate of its intrinsic value and offers a compelling reward to risk opportunity.
The fund does not use derivatives.
Portfolio Managers:
Loomis, Sayles & Company, L.P:
 Aziz V. Hamzaogullari
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/18 through 12/31/23

LVIP Loomis Sayles Global Growth Fund - Standard Class
LVIP Loomis Sayles Global Growth Fund - Service Class
MSCI All Country World Index (net dividends)
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
5/1/18
12/31/23
$17,823
$17,475
$15,768

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Loomis Sayles Global Growth Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,823 for the Standard Class shares and to $17,475 for the Service Class shares. For comparison, look at how the MSCI All Country World Index (net dividends) did from 5/1/18 through 12/31/23. The same $10,000 investment would have increased to $15,768. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 36.85%
Five Years	+ 13.68%
Inception (5/1/18)	+ 10.73%
Service Class Shares
One Year	+ 36.38%
Five Years	+ 13.28%
Inception (5/1/18)	+ 10.34%
1. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.
LVIP Loomis Sayles Global Growth Fund-2

LVIP Loomis Sayles Global Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,076.40	0.77%	$4.03
Service Class Shares	1,000.00	1,074.40	1.12%	5.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.77%	$3.92
Service Class Shares	1,000.00	1,019.60	1.12%	5.70

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Loomis Sayles Global Growth Fund-3

LVIP Loomis Sayles Global Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023

Security Type/Country	Percentage of Net Assets
Common Stock	99.12%
Brazil	2.34%
Canada	3.76%
China	7.92%
Denmark	2.93%
France	0.86%
Hong Kong	0.27%
Japan	1.95%
Netherlands	5.27%
Switzerland	7.98%
United Kingdom	4.62%
United States	54.78%
Uruguay	6.44%
Money Market Fund	0.19%
Total Investments	99.31%
Receivables and Other Assets Net of Liabilities	0.69%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	4.56%
Air Freight & Logistics	0.72%
Automobiles	3.38%
Beverages	2.61%
Biotechnology	5.88%
Capital Markets	0.77%
Diversified Financial Services	8.29%
Entertainment	3.44%
Food Products	1.01%
Health Care Technology	1.02%
Hotels, Restaurants & Leisure	4.56%
Household Products	0.40%
Interactive Media & Services	16.31%
IT Services	3.76%
Machinery	2.63%
Multiline Retail	13.18%
Personal Products	0.71%
Pharmaceuticals	8.02%
Professional Services	2.27%
Semiconductors & Semiconductor Equipment	4.45%
Software	10.55%
Textiles, Apparel & Luxury Goods	0.60%
Total	99.12%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Meta Platforms, Inc. Class A	7.52%
MercadoLibre, Inc.	6.44%
Amazon.com, Inc.	5.71%
Alphabet, Inc. Class A	4.97%
Boeing Co.	4.56%
Microsoft Corp.	3.97%
Shopify, Inc. Class A	3.76%
Visa, Inc. Class A	3.68%
Novartis AG	3.50%
Adyen NV	3.44%
Total	47.55%

IT–Information Technology
LVIP Loomis Sayles Global Growth Fund-4

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–99.12%
Brazil–2.34%
Ambev SA ADR	2,181,486	$6,108,161
		6,108,161
Canada–3.76%
†Shopify, Inc. Class A	126,310	9,839,549
		9,839,549
China–7.92%
Alibaba Group Holding Ltd. ADR	34,856	2,701,689
†Baidu, Inc. ADR	33,801	4,025,361
Tencent Holdings Ltd.	158,900	5,974,648
†Trip.com Group Ltd. ADR	141,994	5,113,204
Yum China Holdings, Inc.	68,809	2,919,566
		20,734,468
Denmark–2.93%
Novo Nordisk AS Class B	74,244	7,675,409
		7,675,409
France–0.86%
Sodexo SA	20,510	2,255,598
		2,255,598
Hong Kong–0.27%
Budweiser Brewing Co. APAC Ltd.	381,213	713,752
		713,752
Japan–1.95%
FANUC Corp.	173,600	5,105,810
		5,105,810
Netherlands–5.27%
†Adyen NV	6,985	8,995,760
NXP Semiconductors NV	20,911	4,802,838
		13,798,598
Switzerland–7.98%
†CRISPR Therapeutics AG	78,365	4,905,649
Nestle SA	22,763	2,639,106
Novartis AG	90,866	9,169,250
Roche Holding AG	12,352	3,590,826
†Sandoz Group AG	18,173	584,699
		20,889,530
United Kingdom–4.62%
†ARM Holdings PLC	43,212	3,247,166
Experian PLC	145,629	5,943,745
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Reckitt Benckiser Group PLC	15,241	$1,052,940
Unilever PLC	38,145	1,846,742
		12,090,593
United States–54.78%
†Alnylam Pharmaceuticals, Inc.	28,835	5,519,307
†Alphabet, Inc. Class A	93,114	13,007,095
†Amazon.com, Inc.	98,412	14,952,719
†Autodesk, Inc.	10,153	2,472,052
†Block, Inc.	39,509	3,056,021
†Boeing Co.	45,748	11,924,674
Deere & Co.	4,422	1,768,225
†Doximity, Inc. Class A	95,007	2,663,996
Expeditors International of Washington, Inc.	14,880	1,892,736
†Meta Platforms, Inc. Class A	55,620	19,687,255
Microsoft Corp.	27,600	10,378,704
†Netflix, Inc.	18,469	8,992,187
Oracle Corp.	82,013	8,646,631
QUALCOMM, Inc.	25,055	3,623,705
†Salesforce, Inc.	23,334	6,140,109
SEI Investments Co.	31,701	2,014,599
†Tesla, Inc.	35,559	8,835,700
†Under Armour, Inc. Class A	178,458	1,568,646
†Vertex Pharmaceuticals, Inc.	12,160	4,947,782
Visa, Inc. Class A	37,043	9,644,145
Yum! Brands, Inc.	12,549	1,639,652
		143,375,940
Uruguay–6.44%
†MercadoLibre, Inc.	10,725	16,854,767
		16,854,767
Total Common Stock (Cost $163,467,370)		259,442,175

MONEY MARKET FUND–0.19%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	497,995	497,995
Total Money Market Fund (Cost $497,995)		497,995

TOTAL INVESTMENTS–99.31% (Cost $163,965,365)	259,940,170
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.69%	1,813,768
NET ASSETS APPLICABLE TO 17,274,620 SHARES OUTSTANDING–100.00%	$261,753,938
LVIP Loomis Sayles Global Growth Fund-5

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND STANDARD CLASS ($257,593,205 / 16,997,043 Shares)	$15.155
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND SERVICE CLASS ($4,160,733 / 277,577 Shares)	$14.989
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$169,964,420
Distributable earnings/(accumulated loss)	91,789,518
TOTAL NET ASSETS	$261,753,938

ΔSecurities have been classified by country of origin.
†Non-income producing.

★Includes $4,787 expense reimbursement receivable from Lincoln Financial Investments Corporation, $151,330 payable for fund shares redeemed, $15,700 other accrued expenses payable, $156,380 due to manager and affiliates, $25,560 payable for audit fee and $14,195 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund-6

LVIP Loomis Sayles Global Growth Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$2,309,627
Non-cash dividends	486,951
Foreign taxes withheld	(204,764)
2,591,814
EXPENSES:
Management fees	1,779,051
Shareholder servicing fees	75,871
Accounting and administration expenses	66,410
Professional fees	45,444
Custodian fees	30,562
Distribution fees-Service Class	11,054
Trustees’ fees and expenses	9,624
Reports and statements to shareholders	4,833
Pricing fees	2,760
Consulting fees	2,404
Other	12,565
2,040,578
Less:
Expenses reimbursed	(15,010)
Total operating expenses	2,025,568
NET INVESTMENT INCOME	566,246
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	5,944,054
Foreign currencies	1,154
Net realized gain	5,945,208
Net change in unrealized appreciation (depreciation) of:
Investments	75,199,624
Foreign currencies	52,913
Net change in unrealized appreciation (depreciation)	75,252,537
NET REALIZED AND UNREALIZED GAIN	81,197,745
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,763,991
See accompanying notes, which are an integral part of the financial statements.

LVIP Loomis Sayles Global Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$566,246	$847,991
Net realized gain	5,945,208	1,853,046
Net change in unrealized appreciation (depreciation)	75,252,537	(90,230,869)
Net increase (decrease) in net assets resulting from operations	81,763,991	(87,529,832)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,295,279)	(17,189,498)
Service Class	(113,914)	(114,317)
	(7,409,193)	(17,303,815)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,368,556	64,185,967
Service Class	3,538,844	313,079
Reinvestment of dividends and distributions:
Standard Class	7,295,279	17,189,498
Service Class	113,914	114,317
	15,316,593	81,802,861
Cost of shares redeemed:
Standard Class	(78,873,216)	(60,540,529)
Service Class	(1,760,806)	(700,082)
	(80,634,022)	(61,240,611)
Increase (decrease) in net assets derived from capital share transactions	(65,317,429)	20,562,250
NET INCREASE (DECREASE) IN NET ASSETS	9,037,369	(84,271,397)
NET ASSETS:
Beginning of year	252,716,569	336,987,966
End of year	$261,753,938	$252,716,569
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund-7

LVIP Loomis Sayles Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Loomis Sayles Global Growth Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.408	$16.534	$15.735	$12.220	$9.370
Income (loss) from investment operations:
Net investment income[1]	0.030	0.040	0.005	0.024	0.061
Net realized and unrealized gain (loss)	4.127	(4.324)	0.960	4.207	2.806
Total from investment operations	4.157	(4.284)	0.965	4.231	2.867
Less dividends and distributions from:
Net investment income	(0.057)	(0.045)	—	(0.040)	(0.014)
Net realized gain	(0.353)	(0.797)	(0.166)	(0.676)	(0.003)
Total dividends and distributions	(0.410)	(0.842)	(0.166)	(0.716)	(0.017)
Net asset value, end of period	$15.155	$11.408	$16.534	$15.735	$12.220
Total return[2]	36.85%	(25.74% )	6.12%	34.77%	30.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$257,593	$251,064	$334,283	$340,368	$358,653
Ratio of expenses to average net assets	0.77%	0.77%	0.77% [3]	0.77%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.78%	0.77%	0.76%	0.77%	0.86%
Ratio of net investment income to average net assets	0.22%	0.31%	0.03% [3]	0.18%	0.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	0.21%	0.31%	0.04%	0.18%	0.45%
Portfolio turnover	5%	42%	18%	26%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect.
Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]
The Fund recouped previously waived expenses during the year ended December 31, 2021, which increased the Ratio of expenses to average net assets and decreased
Ratio of net investment income to average net assets by 0.01%.

See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund-8

LVIP Loomis Sayles Global Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Loomis Sayles Global Growth Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.295	$16.379	$15.644	$12.174	$9.363
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.018)	(0.006)	(0.054)	(0.023)	0.021
Net realized and unrealized gain (loss)	4.082	(4.281)	0.955	4.183	2.801
Total from investment operations	4.064	(4.287)	0.901	4.160	2.822
Less dividends and distributions from:
Net investment income	(0.017)	—	—	(0.014)	(0.008)
Net realized gain	(0.353)	(0.797)	(0.166)	(0.676)	(0.003)
Total dividends and distributions	(0.370)	(0.797)	(0.166)	(0.690)	(0.011)
Net asset value, end of period	$14.989	$11.295	$16.379	$15.644	$12.174
Total return[2]	36.38%	(26.00% )	5.75%	34.32%	30.14%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,161	$1,653	$2,705	$3,191	$626
Ratio of expenses to average net assets	1.12%	1.12%	1.12% [3]	1.12%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	1.13%	1.12%	1.11%	1.12%	1.21%
Ratio of net investment income (loss) to average net assets	(0.13% )	(0.04% )	(0.32% )[3]	(0.17% )	0.19%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	(0.14% )	(0.04% )	(0.31% )	(0.17% )	0.10%
Portfolio turnover	5%	42%	18%	26%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect.
Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]
The Fund recouped previously waived expenses during the year ended December 31, 2021, which increased the Ratio of expenses to average net assets and decreased
Ratio of net investment income to average net assets by 0.01%.

See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund-9

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Loomis Sayles Global Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Loomis Sayles Global Growth Fund-10

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $8,505 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.68% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding Underlying Fund fees and expenses) exceed 0.77% of the average daily net assets for the Standard Class and 1.12% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2025	2026	Total
LFI	$13,931	$15,010	$28,941
Loomis, Sayles & Company, L.P. ("Loomis Sayles") is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays Loomis Sayles a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
LVIP Loomis Sayles Global Growth Fund-11

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Administrative	$21,210
Legal	3,468
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $64 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Funds had expense reimbursement receivable due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$4,787
Management fees payable to LFI	148,829
Distribution fees payable to LFD	1,204
Shareholder servicing fees payable to Lincoln Life	6,347
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$13,619,131
Sales	85,923,043
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$175,171,761
Aggregate unrealized appreciation of investments	$91,827,730
Aggregate unrealized depreciation of investments	(7,005,963)
Net unrealized appreciation of investments	$84,821,767
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g.,
LVIP Loomis Sayles Global Growth Fund-12

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$6,108,161	$—	$—	$6,108,161
Canada	9,839,549	—	—	9,839,549
China	20,734,468	—	—	20,734,468
Denmark	7,675,409	—	—	7,675,409
France	2,255,598	—	—	2,255,598
Hong Kong	713,752	—	—	713,752
Japan	5,105,810	—	—	5,105,810
Netherlands	13,798,598	—	—	13,798,598
Switzerland	20,889,530	—	—	20,889,530
United Kingdom	12,090,593	—	—	12,090,593
United States	143,375,940	—	—	143,375,940
Uruguay	16,854,767	—	—	16,854,767
Money Market Fund	497,995	—	—	497,995
Total Investments	$259,940,170	$—	$—	$259,940,170
There were no Level 3 investments at the beginning or end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2023 and the period ended December 31, 2022 was as follows:
	Year Ended	Year Ended
	12/31/23	12/31/22
Ordinary income	$827,664	$899,592
Long-term capital gains	6,581,529	16,404,223
Total	$7,409,193	$17,303,815
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$6,967,751
Net unrealized appreciation	84,821,767
Distributable earnings/(accumulated loss)	$91,789,518
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Loomis Sayles Global Growth Fund-13

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	313,635	4,847,013
Service Class	255,045	23,934
Shares reinvested:
Standard Class	534,708	1,552,118
Service Class	8,524	10,477
	1,111,912	6,433,542
Shares redeemed:
Standard Class	(5,859,204)	(4,609,008)
Service Class	(132,325)	(53,241)
	(5,991,529)	(4,662,249)
Net increase (decrease)	(4,879,617)	1,771,293
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies,
LVIP Loomis Sayles Global Growth Fund-14

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Loomis Sayles Global Growth Fund-15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Loomis Sayles Global Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Loomis Sayles Global Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31. 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Loomis Sayles Global Growth Fund–16

LVIP Loomis Sayles Global Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Loomis Sayles Global Growth Fund-17

LVIP Loomis Sayles Global Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an expense limitation for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Loomis, Sayles & Company, L.P. (“Loomis”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Loomis under the subadvisory agreement.  The Board considered the services provided by Loomis, the backgrounds of the portfolio managers and Loomis’s investment decision-making approach.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Loomis Sayles Global Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Large-Stock Growth funds category and the MSCI ACWI NR USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board concluded that the services provided by Loomis were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee and the fee rates charged to other accounts advised by Loomis.  The Board considered that LFI compensates Loomis from its fees and that the subadvisory fee schedule was negotiated between LFI and Loomis, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information provided by Loomis regarding Loomis’s estimated profitability in providing subadvisory services to the Fund.  The Board reviewed materials provided by Loomis as to any additional benefits it receives and noted Loomis’s statement that it may use the performance of the Fund in marketing materials and may use soft dollars to acquire brokerage and research products and services.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Loomis Sayles Global Growth Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Loomis Sayles Global Growth Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Loomis Sayles Global Growth Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Loomis Sayles Global Growth Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Loomis Sayles Global Growth Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Loomis Sayles Global Growth Fund-23

LVIP MFS International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP MFS International Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Schroder Investment Management
North America Inc
The Fund returned 13.89% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 18.24%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be close or at the end of its rate hiking cycle. Fixed income returns finished positive in 2023 despite the unprecedented bear bond market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads narrowed and default rates remained relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index5 returned 26.3% during 2023, while the Nasdaq® Composite Index6 returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX)7, stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index8, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The LVIP MFS International Equity Managed Volatility Fund invests primarily in underlying funds that invest in non-U.S. developed market stocks and has a higher quality growth orientation. During the calendar year 2023, unfavorable Fund performance was driven by the Fund’s high-quality bias and a small out-of-benchmark allocation to
U.S. value securities. Additionally, negative security selection, most notably within the Financials and Consumer Discretionary sectors detracted from relative performance during the year.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. Despite the equity market’s rapid recovery from the end of 2022 and the V-shaped markets during the second half of 2023, the risk management overlay of the Fund had a positive impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments Corporation:	Maria Ma Alex Zeng
Schroder Investment Management North America Inc:	Mike Hodgson Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP MFS International Equity Managed Volatility Fund - Standard Class
LVIP MFS International Equity Managed Volatility Fund - Service Class
MSCI EAFE Index (net dividends)
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
12/31/13
12/31/23
$15,203
$15,083
$14,711

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Equity Managed Volatility Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,083 for the Standard Class shares and to $14,711 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $15,203. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP MFS International Equity Managed Volatility Fund-1

LVIP MFS International Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.89%
Five Years	+ 6.79%
Ten Years	+ 4.20%
Service Class Shares
One Year	+ 13.59%
Five Years	+ 6.52%
Ten Years	+ 3.94%
1. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4.The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
8. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP MFS International Equity Managed Volatility Fund-2

LVIP MFS International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,026.90	0.19%	$0.97
Service Class Shares	1,000.00	1,025.50	0.44%	2.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.19%	$0.97
Service Class Shares	1,000.00	1,022.90	0.44%	2.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP MFS International Equity Managed Volatility Fund-3

LVIP MFS International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	77.66%
Investment Companies	77.66%
Equity Fund	9.76%
International Equity Fund	67.90%
Unaffiliated Investments	22.14%
Investment Companies	22.14%
International Equity Fund	19.27%
Money Market Fund	2.87%
Total Investments	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%
LVIP MFS International Equity Managed Volatility Fund-4

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–77.66%
INVESTMENT COMPANIES–77.66%
Equity Fund–9.76%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS Value Fund	1,171,850	$59,301,471
		59,301,471
International Equity Fund–67.90%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS International Growth Fund	21,476,900	412,700,109
		412,700,109
Total Affiliated Investments (Cost $379,230,169)		472,001,580

UNAFFILIATED INVESTMENTS–22.14%
INVESTMENT COMPANIES–22.14%
International Equity Fund–19.27%
✠MFS ® Variable Insurance Trust II– MFS® VIT II Research International Portfolio	5,327,684	117,155,776
117,155,776
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–2.87%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	17,423,886	$17,423,886
		17,423,886
Total Unaffiliated Investments (Cost $140,756,414)		134,579,662

TOTAL INVESTMENTS–99.80% (Cost $519,986,583)	606,581,242
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	1,192,686
NET ASSETS APPLICABLE TO 49,167,269 SHARES OUTSTANDING–100.00%	$607,773,928

✧✧Standard Class shares.
✠Initial Class.
LVIP MFS International Equity Managed Volatility Fund-5

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
45	British Pound	$3,586,219	$3,523,619	3/18/24	$62,600	$—
43	Euro	5,952,812	5,823,168	3/18/24	129,644	—
50	Japanese Yen	4,485,000	4,357,836	3/18/24	127,164	—
					319,408	—
Equity Contracts:
15	E-mini MSCI Emerging Markets Index	775,275	740,885	3/15/24	34,390	—
2	E-mini Russell 2000 Index	204,770	187,964	3/15/24	16,806	—
10	E-mini S&P 500 Index	2,410,000	2,312,640	3/15/24	97,360	—
2	E-mini S&P MidCap 400 Index	561,900	527,183	3/15/24	34,717	—
120	Euro STOXX 50 Index	6,018,295	5,987,789	3/15/24	30,506	—
37	FTSE 100 Index	3,658,125	3,554,891	3/15/24	103,234	—
19	Nikkei 225 Index (OSE)	4,507,453	4,433,392	3/7/24	74,061	—
					391,074	—
Total Futures Contracts					$710,482	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund-6

LVIP MFS International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Affiliated investments, at value	$472,001,580
Unaffiliated investments, at value	134,579,662
Cash collateral held at broker for futures contracts	1,365,802
Receivable for securities sold	120,675
Dividends and interest receivable	77,211
Receivable for fund shares sold	62,190
Expense reimbursement receivable from Lincoln Financial Investments Corporation	41,503
Prepaid expenses	2,640
TOTAL ASSETS	608,251,263
LIABILITIES:
Due to manager and affiliates	234,638
Payable for fund shares redeemed	189,217
Payable for audit fee	22,140
Payable for fund accounting fee	16,371
Other accrued expenses payable	9,972
Variation margin due to broker on futures contracts	4,997
TOTAL LIABILITIES	477,335
TOTAL NET ASSETS	$607,773,928
Affiliated investments, at cost	$379,230,169
Unaffiliated investments, at cost	140,756,414
Standard Class:
Net Assets	$15,377
Shares Outstanding	1,242
Net Asset Value Per Share	$12.376
Service Class:
Net Assets	$607,758,551
Shares Outstanding	49,166,027
Net Asset Value Per Share	$12.361
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$516,356,260
Distributable earnings/(accumulated loss)	91,417,668
TOTAL NET ASSETS	$607,773,928
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund-7

LVIP MFS International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from affiliated investments	$9,405,467
Dividends from unaffiliated investments	3,006,908
12,412,375
EXPENSES:
Management fees	4,952,430
Distribution fees-Service Class	1,456,561
Shareholder servicing fees	168,965
Accounting and administration expenses	104,767
Professional fees	47,506
Trustees’ fees and expenses	21,392
Reports and statements to shareholders	18,509
Custodian fees	10,542
Consulting fees	5,457
Pricing fees	603
Other	13,729
6,800,461
Less:
Management fees waived	(3,874,548)
Expenses reimbursed	(391,470)
Total operating expenses	2,534,443
NET INVESTMENT INCOME	9,877,932
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	1,706,266
Sale of unaffiliated investments	(1,925,915)
Distributions from affiliated investment companies	16,985,397
Foreign currencies	27,450
Futures contracts	1,660,551
Net realized gain	18,453,749
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	32,313,997
Unaffiliated investments	14,415,367
Foreign currencies	(4,216)
Futures contracts	903,576
Net change in unrealized appreciation (depreciation)	47,628,724
NET REALIZED AND UNREALIZED GAIN	66,082,473
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,960,405
See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,877,932	$5,033,818
Net realized gain	18,453,749	36,478,364
Net change in unrealized appreciation (depreciation)	47,628,724	(156,356,150)
Net increase (decrease) in net assets resulting from operations	75,960,405	(114,843,968)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,163)	(165)
Service Class	(44,788,195)	(5,590,133)
	(44,789,358)	(5,590,298)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	28,749,413	41,814,150
Reinvestment of dividends and distributions:
Standard Class	1,163	165
Service Class	44,788,195	5,590,133
	73,538,771	47,404,448
Cost of shares redeemed:
Service Class	(74,841,163)	(50,958,590)
	(74,841,163)	(50,958,590)
Decrease in net assets derived from capital share transactions	(1,302,392)	(3,554,142)
NET INCREASE (DECREASE) IN NET ASSETS	29,868,655	(123,988,408)
NET ASSETS:
Beginning of year	577,905,273	701,893,681
End of year	$607,773,928	$577,905,273
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund-8

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$11.788	$14.252	$12.809	$12.914	$10.377
Income (loss) from investment operations:
Net investment income[2]	0.244	0.131	0.088	0.118	0.175
Net realized and unrealized gain (loss)	1.343	(2.450)	1.502	0.177	2.562
Total from investment operations	1.587	(2.319)	1.590	0.295	2.737
Less dividends and distributions from:
Net investment income	(0.235)	(0.145)	(0.147)	(0.149)	(0.200)
Net realized gain	(0.764)	—	—	(0.251)	—
Total dividends and distributions	(0.999)	(0.145)	(0.147)	(0.400)	(0.200)
Net asset value, end of period	$12.376	$11.788	$14.252	$12.809	$12.914
Total return[3]	13.89%	(16.26% )	12.42%	2.50%	26.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15	$14	$16	$14	$14
Ratio of expenses to average net assets[4]	0.19%	0.19%	0.14%	0.17%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.92%	0.92%	0.92%	0.92%	0.92%
Ratio of net investment income (loss) to average net assets	1.94%	1.09%	0.62%	1.02%	1.48%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.21%	0.36%	(0.16% )	0.27%	0.76%
Portfolio turnover	10%	31%	7%	15%	5%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund-9

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$11.778	$14.239	$12.798	$12.908	$10.376
Income (loss) from investment operations:
Net investment income[2]	0.211	0.101	0.051	0.089	0.146
Net realized and unrealized gain (loss)	1.340	(2.447)	1.502	0.173	2.559
Total from investment operations	1.551	(2.346)	1.553	0.262	2.705
Less dividends and distributions from:
Net investment income	(0.204)	(0.115)	(0.112)	(0.121)	(0.173)
Net realized gain	(0.764)	—	—	(0.251)	—
Total dividends and distributions	(0.968)	(0.115)	(0.112)	(0.372)	(0.173)
Net asset value, end of period	$12.361	$11.778	$14.239	$12.798	$12.908
Total return[3]	13.59%	(16.47% )	12.14%	2.24%	26.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$607,759	$577,892	$701,878	$640,677	$593,257
Ratio of expenses to average net assets[4]	0.44%	0.44%	0.39%	0.42%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.17%	1.17%	1.17%	1.17%	1.17%
Ratio of net investment income (loss) to average net assets	1.69%	0.84%	0.37%	0.77%	1.23%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.96%	0.11%	(0.41% )	0.02%	0.51%
Portfolio turnover	10%	31%	7%	15%	5%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund-10

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of fund structure and invests substantially all of its assets in open-end investment companies, that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP MFS International Equity Managed Volatility Fund-11

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.85% of the Fund's average daily net assets.   Effective January 1, 2023, LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.665% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
Effective January 1, 2023, LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.185% of the Fund’s average daily net assets for the Standard Class and 0.435% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI. Prior to January 1, 2023, LFI had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.135% the Fund’s average daily net assets for the Standard Class and 0.385% for the Service Class.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$393,895	$389,908	$391,470	$1,175,273
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$47,200
Legal	7,724
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,850 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP MFS International Equity Managed Volatility Fund-12

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$41,503
Management fees payable to LFI	93,553
Distribution fees payable to LFD	126,420
Shareholder servicing fees payable to Lincoln Life	14,665
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-77.66%@
Equity Fund-9.76%@
✧✧LVIP MFS Value Fund	$55,847,027	$12,676,292	$9,223,221	$132,974	$(131,601)	$59,301,471	1,171,850	$1,021,653	$3,517,953
International Equity Fund-67.90%@
✧✧LVIP MFS International Growth Fund	391,740,456	36,280,659	49,339,896	1,573,292	32,445,598	412,700,109	21,476,900	8,383,814	13,467,444
Total	$447,587,483	$48,956,951	$58,563,117	$1,706,266	$32,313,997	$472,001,580		$9,405,467	$16,985,397

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$56,196,712
Sales	74,242,220
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$531,485,750
Aggregate unrealized appreciation of investments and derivatives	$82,867,966
Aggregate unrealized depreciation of investments and derivatives	(7,700,543)
Net unrealized appreciation of investments and derivatives	$75,167,423
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP MFS International Equity Managed Volatility Fund-13

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$472,001,580	$—	$—	$472,001,580
Unaffiliated Investment Companies	134,579,662	—	—	134,579,662
Total Investments	$606,581,242	$—	$—	$606,581,242
Derivatives:
Assets:
Futures Contracts	$710,482	$—	$—	$710,482
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$11,211,184	$5,305,144
Long-term capital gains	33,578,174	285,154
Total	$44,789,358	$5,590,298
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$6,243
Undistributed long-term capital gains	16,244,003
Other temporary differences	(1)
Net unrealized appreciation	75,167,423
Distributable earnings/(accumulated loss)	$91,417,668
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP MFS International Equity Managed Volatility Fund-14

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	—	—
Service Class	2,331,954	3,514,124
Shares reinvested:
Standard Class	97	14
Service Class	3,752,210	480,294
	6,084,261	3,994,432
Shares redeemed:
Standard Class	—	—
Service Class	(5,984,296)	(4,221,894)
	(5,984,296)	(4,221,894)
Net increase (decrease)	99,965	(227,462)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP MFS International Equity Managed Volatility Fund-15

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$391,074	Variation margin due to broker on futures contracts	$—
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	319,408	Variation margin due to broker on futures contracts	—
Total		$710,482		$—

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,102,533	$771,526
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(441,982)	132,050
Total		$1,660,551	$903,576
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$29,985,027	$—
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP MFS International Equity Managed Volatility Fund-16

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Equity Managed Volatility Fund-17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP MFS International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP MFS International Equity Managed Volatility Fund–18

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii)  the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and SIMNA provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”).  The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility.  The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP MFS International Equity Managed Volatility Fund-19

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.  The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP MFS International Equity Managed Volatility Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Foreign Large Blend funds category and the MSCI EAFE NR USD Index.  The Board also referred to the information provided by LFI comparing the total return, standard deviation and Sharpe ratio of the Fund to a Foreign Large Blend funds category and the benchmark index.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024.  The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group.    In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement.  The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA.  The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund.  The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy.  The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.  The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for SIMNA.  The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund
LVIP MFS International Equity Managed Volatility Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP MFS International Equity Managed Volatility Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP MFS International Equity Managed Volatility Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP MFS International Equity Managed Volatility Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS International Equity Managed Volatility Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Equity Managed Volatility Fund-25

LVIP MFS International Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP MFS International Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: MFS Investment Management
The Fund returned 14.71% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI EAFE Growth Index (net dividends)1, returned 17.58%.
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the U.S. housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Stock selection in the health care, consumer staples and financials sectors detracted from performance relative to the MSCI EAFE Growth Index. Within the health care sector, not owning shares of pharmaceutical company Novo Nordisk (Denmark), holdings of crop science and pharmaceuticals Bayer2 (Germany) and an overweight position in molecular diagnostics provider QIAGEN (Netherlands) held back relative returns. Within the consumer staples sector, overweight positions in premium drinks distributors Diageo (United Kingdom) and Pernod Ricard (France) weakened relative results. Within the financials sector, an overweight position in insurance company AIA Group (Hong Kong) dampened relative performance.
Elsewhere, holdings of gold-focused royalty and streaming company Franco-Nevada2 (Canada), an underweight position in lithography systems manufacturer for the semiconductor industry ASML (Netherlands) and not owning shares of semiconductor production equipment manufacturer Tokyo Electron (Japan) softened relative results.
The Fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Stock selection in the industrials sector benefited relative performance led by overweight positions in diversified industrial manufacturer Rolls-Royce (United Kingdom), electronics company Hitachi (Japan), electrical distribution equipment manufacturer Schneider Electric (France) and locks manufacturer Assa Abloy (Sweden).
Stocks in other sectors that supported relative performance included an overweight position in enterprise applications company SAP (Germany) and holdings of industrial gas supplier Linde2 and semiconductor manufacturer Taiwan Semiconductor Manufacturing2 (Taiwan). Additionally, not owning shares of biopharmaceutical company AstraZeneca (United Kingdom), stock and futures markets operator Hong Kong Exchanges & Clearing (Hong Kong) and medical supplies manufacturer Daiichi Sankyo (Japan) further aided relative results.
During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Portfolio Managers:
MFS Investment Management:
 Matthew Barrett
Kevin M. Dwan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP MFS International Growth Fund-1

LVIP MFS International Growth Fund
2023 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP MFS International Growth Fund - Standard Class
MSCI EAFE Growth Index (net dividends)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$18,907
$16,522

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,907. For comparison, look at how the MSCI EAFE Growth Index (net dividends) did over the same period. The same $10,000 investment would have increased to $16,522. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 14.71%
Five Years	+ 9.83%
Ten Years	+ 6.58%
Service Class Shares
One Year	+ 14.42%
Five Years	+ 9.55%
Ten Years	+ 6.31%
1. The MSCI EAFE Growth Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. Security is not a benchmark constituent.
LVIP MFS International Growth Fund-2

LVIP MFS International Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,021.20	0.79%	$4.02
Service Class Shares	1,000.00	1,019.90	1.04%	5.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.10	0.79%	$4.02
Service Class Shares	1,000.00	1,019.90	1.04%	5.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP MFS International Growth Fund-3

LVIP MFS International Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023

Security Type/Country	Percentage of Net Assets
Common Stock	98.33%
Australia	1.23%
Brazil	0.12%
Canada	6.64%
China	1.03%
France	18.56%
Germany	10.81%
Hong Kong	3.30%
India	1.19%
Ireland	2.00%
Japan	10.90%
Luxembourg	0.32%
Macau	0.23%
Mexico	0.43%
Netherlands	6.11%
Peru	0.36%
Republic of Korea	0.72%
Singapore	2.09%
Spain	2.31%
Sweden	2.13%
Switzerland	12.65%
Taiwan	1.65%
Thailand	0.27%
United Kingdom	9.95%
United States	3.33%
Money Market Fund	1.34%
Total Investments	99.67%
Receivables and Other Assets Net of Liabilities	0.33%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	2.57%
Banks	3.38%
Beverages	6.21%
Building Products	2.59%
Capital Markets	2.63%
Chemicals	10.90%
Commercial Services & Supplies	3.08%
Electrical Equipment	4.14%
Electronic Equipment, Instruments & Components	0.34%
Energy Equipment & Services	0.32%
Entertainment	0.09%
Food & Staples Retailing	0.53%
Food Products	4.18%
Gas Utilities	0.13%
Sector	Percentage of Net Assets
Health Care Equipment & Supplies	4.47%
Hotels, Restaurants & Leisure	5.64%
Household Products	2.02%
Industrial Conglomerates	4.60%
Insurance	3.32%
Interactive Media & Services	1.31%
IT Services	2.53%
Life Sciences Tools & Services	1.02%
Machinery	1.66%
Metals & Mining	2.55%
Multiline Retail	0.62%
Oil, Gas & Consumable Fuels	0.34%
Personal Products	1.06%
Pharmaceuticals	8.65%
Professional Services	1.45%
Road & Rail	1.01%
Semiconductors & Semiconductor Equipment	2.61%
Software	7.27%
Textiles, Apparel & Luxury Goods	5.01%
Tobacco	0.00%
Wireless Telecommunication Services	0.10%
Total	98.33%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
SAP SE	4.95%
Hitachi Ltd.	4.60%
Nestle SA	4.18%
Schneider Electric SE	4.14%
Roche Holding AG	4.11%
LVMH Moet Hennessy Louis Vuitton SE	3.62%
Linde PLC	3.33%
AIA Group Ltd.	3.17%
Heineken NV	2.54%
Air Liquide SA	2.38%
Total	37.02%

IT–Information Technology
LVIP MFS International Growth Fund-4

LVIP MFS International Growth Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.33%
Australia–1.23%
Aristocrat Leisure Ltd.	361,663	$10,060,304
Lottery Corp. Ltd.	866,037	2,856,379
WiseTech Global Ltd.	88,602	4,550,678
		17,467,361
Brazil–0.12%
Hypera SA	223,487	1,646,145
		1,646,145
Canada–6.64%
Agnico Eagle Mines Ltd.	375,297	20,576,829
Canadian Pacific Kansas City Ltd.	181,751	14,380,420
Element Fleet Management Corp.	1,253,918	20,402,605
Franco-Nevada Corp.	141,377	15,659,713
RB Global, Inc.	349,449	23,384,508
		94,404,075
China–1.03%
Alibaba Group Holding Ltd.	281,200	2,722,510
Kingsoft Corp. Ltd.	409,400	1,263,564
Ping An Insurance Group Co. of China Ltd. Class H	483,000	2,186,598
Tencent Holdings Ltd.	136,400	5,128,647
Yum China Holdings, Inc.	78,024	3,313,132
		14,614,451
France–18.56%
Air Liquide SA	174,273	33,883,499
Capgemini SE	123,691	25,773,567
Dassault Systemes SE	403,040	19,681,747
EssilorLuxottica SA	155,721	31,218,533
Kering SA	29,078	12,808,164
LVMH Moet Hennessy Louis Vuitton SE	63,575	51,486,712
Pernod Ricard SA	137,213	24,198,341
Schneider Electric SE	293,420	58,882,369
Sodexo SA	53,235	5,854,547
		263,787,479
Germany–10.81%
Bayer AG	334,585	12,421,750
Deutsche Boerse AG	110,919	22,836,747
GEA Group AG	423,011	17,600,591
Merck KGaA	80,685	12,835,307
SAP SE	457,031	70,373,162
Symrise AG	159,660	17,562,216
		153,629,773
Hong Kong–3.30%
AIA Group Ltd.	5,164,400	45,007,033
China Resources Gas Group Ltd.	581,700	1,907,091
		46,914,124
India–1.19%
HDFC Bank Ltd. ADR	137,532	9,229,772
ITC Ltd.	7,521	41,765
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Reliance Industries Ltd.	154,588	$4,802,118
UPL Ltd.	395,445	2,790,706
		16,864,361
Ireland–2.00%
†Flutter Entertainment PLC	122,983	21,852,385
Kingspan Group PLC	75,011	6,492,179
		28,344,564
Japan–10.90%
Chugai Pharmaceutical Co. Ltd.	268,900	10,187,687
Hitachi Ltd.	907,000	65,419,787
Kose Corp.	34,200	2,565,000
LY Corp.	2,732,300	9,683,194
Mitsubishi Heavy Industries Ltd.	101,500	5,932,351
Nitto Denko Corp.	194,100	14,523,085
Nomura Research Institute Ltd.	349,800	10,173,970
Oracle Corp.	112,100	8,642,035
Resonac Holdings Corp.	437,600	8,720,965
Sugi Holdings Co. Ltd.	125,600	5,774,037
Terumo Corp.	402,500	13,194,007
		154,816,118
Luxembourg–0.32%
Tenaris SA	261,995	4,553,917
		4,553,917
Macau–0.23%
†Sands China Ltd.	1,137,600	3,328,957
		3,328,957
Mexico–0.43%
Grupo Financiero Banorte SAB de CV Class O	604,695	6,092,887
		6,092,887
Netherlands–6.11%
Akzo Nobel NV	175,578	14,502,313
ASML Holding NV	20,848	15,689,429
Heineken NV	355,495	36,081,739
†Prosus NV	206,445	6,150,016
†Qiagen NV	332,459	14,460,516
		86,884,013
Peru–0.36%
Credicorp Ltd.	34,170	5,123,108
		5,123,108
Republic of Korea–0.72%
†Amorepacific Corp.	32,165	3,608,246
NAVER Corp.	21,817	3,774,782
SK Hynix, Inc.	25,603	2,794,259
		10,177,287
Singapore–2.09%
DBS Group Holdings Ltd.	996,400	25,224,265
LVIP MFS International Growth Fund-5

LVIP MFS International Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
Singapore Technologies Engineering Ltd.	1,534,200	$4,522,098
		29,746,363
Spain–2.31%
Amadeus IT Group SA	458,448	32,836,011
		32,836,011
Sweden–2.13%
Assa Abloy AB Class B	1,053,831	30,331,710
		30,331,710
Switzerland–12.65%
Alcon, Inc.	63,877	4,985,300
Nestle SA	512,158	59,378,784
Novartis AG	272,298	27,477,476
Roche Holding AG	200,829	58,382,606
Sika AG	47,580	15,483,795
Sonova Holding AG	43,235	14,105,801
		179,813,762
Taiwan–1.65%
Delta Electronics, Inc.	469,000	4,790,782
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	179,363	18,653,752
		23,444,534
Thailand–0.27%
Advanced Info Service PCL	223,000	1,417,740
Kasikornbank PCL	607,700	2,403,559
		3,821,299
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom–9.95%
Burberry Group PLC	387,796	$6,999,348
Diageo PLC	767,939	27,956,058
Experian PLC	504,402	20,586,813
Haleon PLC	2,189,336	8,976,085
London Stock Exchange Group PLC	123,203	14,563,957
†Ocado Group PLC	178,833	1,728,769
Reckitt Benckiser Group PLC	414,469	28,634,021
†Rolls-Royce Holdings PLC	8,352,090	31,906,040
		141,351,091
United States–3.33%
Linde PLC	115,062	47,257,114
		47,257,114
Total Common Stock (Cost $936,712,182)		1,397,250,504

MONEY MARKET FUND–1.34%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	18,995,637	18,995,637
Total Money Market Fund (Cost $18,995,637)		18,995,637

TOTAL INVESTMENTS–99.67% (Cost $955,707,819)	1,416,246,141
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.33%	4,755,981
NET ASSETS APPLICABLE TO 73,942,376 SHARES OUTSTANDING–100.00%	$1,421,002,122
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($1,134,817,938 / 59,055,893 Shares)	$19.216
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($286,184,184 / 14,886,483 Shares)	$19.224
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$933,808,834
Distributable earnings/(accumulated loss)	487,193,288
TOTAL NET ASSETS	$1,421,002,122

ΔSecurities have been classified by country of origin.
†Non-income producing.

★Includes $811,538 payable for fund shares redeemed, $7,375 foreign currencies due to custodian, $62,319 other accrued expenses payable,
$940,065 due to manager and affiliates, $167,151 foreign capital gain taxes payable, $25,560 payable for audit fee and $42,375 payable for fund accounting fee as of December 31, 2023.

LVIP MFS International Growth Fund-6

LVIP MFS International Growth Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund-7

LVIP MFS International Growth Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$29,910,725
Foreign taxes withheld	(3,107,192)
26,803,533
EXPENSES:
Management fees	11,338,548
Distribution fees-Service Class	675,064
Shareholder servicing fees	401,054
Accounting and administration expenses	262,125
Custodian fees	144,295
Professional fees	102,477
Trustees’ fees and expenses	51,137
Reports and statements to shareholders	31,695
Pricing fees	10,689
Consulting fees	3,203
Other	46,741
13,067,028
Less:
Management fees waived	(1,422,943)
Total operating expenses	11,644,085
NET INVESTMENT INCOME	15,159,448
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments*	62,830,295
Foreign currencies	39,211
Net realized gain	62,869,506
Net change in unrealized appreciation (depreciation) of:
Investments**	121,445,063
Foreign currencies	352,038
Net change in unrealized appreciation (depreciation)	121,797,101
NET REALIZED AND UNREALIZED GAIN	184,666,607
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$199,826,055

*	Includes $335,176 foreign capital gains taxes paid.
**	Includes $161,980 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,159,448	$14,655,921
Net realized gain	62,869,506	47,752,083
Net change in unrealized appreciation (depreciation)	121,797,101	(316,759,856)
Net increase (decrease) in net assets resulting from operations	199,826,055	(254,351,852)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(59,928,407)	(97,421,847)
Service Class	(14,405,365)	(20,621,032)
	(74,333,772)	(118,042,879)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	110,651,084	125,962,100
Service Class	32,669,697	31,672,326
Reinvestment of dividends and distributions:
Standard Class	59,928,407	97,421,847
Service Class	14,405,365	20,621,032
	217,654,553	275,677,305
Cost of shares redeemed:
Standard Class	(305,716,103)	(193,308,548)
Service Class	(43,943,963)	(42,614,038)
	(349,660,066)	(235,922,586)
Increase (decrease) in net assets derived from capital share transactions	(132,005,513)	39,754,719
NET DECREASE IN NET ASSETS	(6,513,230)	(332,640,012)
NET ASSETS:
Beginning of year	1,427,515,352	1,760,155,364
End of year	$1,421,002,122	$1,427,515,352
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund-8

LVIP MFS International Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$17.736	$22.641	$21.750	$19.265	$16.018
Income (loss) from investment operations:
Net investment income[1]	0.217	0.193	0.160	0.156	0.285
Net realized and unrealized gain (loss)	2.328	(3.576)	2.256	2.631	4.061
Total from investment operations	2.545	(3.383)	2.416	2.787	4.346
Less dividends and distributions from:
Net investment income	(0.401)	(0.196)	(0.157)	(0.186)	(0.284)
Net realized gain	(0.664)	(1.326)	(1.368)	(0.116)	(0.815)
Total dividends and distributions	(1.065)	(1.522)	(1.525)	(0.302)	(1.099)
Net asset value, end of period	$19.216	$17.736	$22.641	$21.750	$19.265
Total return[2]	14.71%	(14.28% )	11.24%	14.54%	27.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,134,818	$1,166,939	$1,442,752	$1,298,318	$1,344,586
Ratio of expenses to average net assets	0.80%	0.79%	0.78%	0.79%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.90%	0.89%	0.88%	0.89%	0.89%
Ratio of net investment income to average net assets	1.14%	1.02%	0.70%	0.83%	1.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.03%	0.92%	0.60%	0.73%	1.46%
Portfolio turnover	15%	12%	18%	23%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund-9

LVIP MFS International Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$17.746	$22.658	$21.767	$19.286	$16.039
Income (loss) from investment operations:
Net investment income[1]	0.170	0.146	0.103	0.109	0.239
Net realized and unrealized gain (loss)	2.327	(3.581)	2.258	2.626	4.063
Total from investment operations	2.497	(3.435)	2.361	2.735	4.302
Less dividends and distributions from:
Net investment income	(0.355)	(0.151)	(0.102)	(0.138)	(0.240)
Net realized gain	(0.664)	(1.326)	(1.368)	(0.116)	(0.815)
Total dividends and distributions	(1.019)	(1.477)	(1.470)	(0.254)	(1.055)
Net asset value, end of period	$19.224	$17.746	$22.658	$21.767	$19.286
Total return[2]	14.42%	(14.50% )	10.97%	14.25%	27.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$286,184	$260,576	$317,403	$283,856	$252,214
Ratio of expenses to average net assets	1.05%	1.04%	1.03%	1.04%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.15%	1.14%	1.13%	1.14%	1.14%
Ratio of net investment income to average net assets	0.89%	0.77%	0.45%	0.58%	1.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.78%	0.67%	0.35%	0.48%	1.21%
Portfolio turnover	15%	12%	18%	23%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund-10

LVIP MFS International Growth Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP MFS International Growth Fund-11

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets; 0.95% of the next $50 million; 0.90% of the next $50 million; 0.85% of the next $100 million; and 0.80% of the Fund's average daily net assets in excess of $250 million.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.11% on the first $400 million of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $400 million.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$112,633
Legal	18,419
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP MFS International Growth Fund-12

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,066 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$846,526
Distribution fees payable to LFD	59,296
Shareholder servicing fees payable to Lincoln Life	34,243
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2023, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$202,113,044
Sales	398,166,021
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$985,548,563
Aggregate unrealized appreciation of investments	$481,944,238
Aggregate unrealized depreciation of investments	(51,092,391)
Net unrealized appreciation of investments	$430,851,847
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP MFS International Growth Fund-13

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$17,467,361	$—	$—	$17,467,361
Brazil	—	1,646,145	—	1,646,145
Canada	94,404,075	—	—	94,404,075
China	14,614,451	—	—	14,614,451
France	263,787,479	—	—	263,787,479
Germany	153,629,773	—	—	153,629,773
Hong Kong	46,914,124	—	—	46,914,124
India	16,864,361	—	—	16,864,361
Ireland	28,344,564	—	—	28,344,564
Japan	154,816,118	—	—	154,816,118
Luxembourg	4,553,917	—	—	4,553,917
Macau	3,328,957	—	—	3,328,957
Mexico	6,092,887	—	—	6,092,887
Netherlands	86,884,013	—	—	86,884,013
Peru	5,123,108	—	—	5,123,108
Republic of Korea	—	10,177,287	—	10,177,287
Singapore	29,746,363	—	—	29,746,363
Spain	32,836,011	—	—	32,836,011
Sweden	30,331,710	—	—	30,331,710
Switzerland	179,813,762	—	—	179,813,762
Taiwan	23,444,534	—	—	23,444,534
Thailand	3,821,299	—	—	3,821,299
United Kingdom	141,351,091	—	—	141,351,091
United States	47,257,114	—	—	47,257,114
Money Market Fund	18,995,637	—	—	18,995,637
Total Investments	$1,404,422,709	$11,823,432	$—	$1,416,246,141
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2023, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$28,134,446	$15,117,627
Long-term capital gains	46,199,326	102,925,252
Total	$74,333,772	$118,042,879
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$5,117,259
Undistributed long-term capital gains	51,224,182
Net unrealized appreciation	430,851,847
Distributable earnings/(accumulated loss)	$487,193,288
LVIP MFS International Growth Fund-14

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	5,842,708	6,403,057
Service Class	1,727,529	1,654,908
Shares reinvested:
Standard Class	3,270,313	5,974,714
Service Class	787,679	1,270,250
	11,628,229	15,302,929
Shares redeemed:
Standard Class	(15,852,874)	(10,303,969)
Service Class	(2,312,439)	(2,250,181)
	(18,165,313)	(12,554,150)
Net increase (decrease)	(6,537,084)	2,748,779
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP MFS International Growth Fund-15

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Growth Fund-16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS International Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP MFS International Growth Fund-18

LVIP MFS International Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS International Growth Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement.  The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP MFS International Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE Growth NR USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods.  The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and considered fees charged to another account with a similar investment strategy.  The Board considered that LFI compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LFI and MFS, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by MFS as to any additional benefits it receives and noted MFS’s statements that it could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates, and that research services obtained in connection with trading client assets may benefit MFS and other clients.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS International Growth Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP MFS International Growth Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP MFS International Growth Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP MFS International Growth Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS International Growth Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Growth Fund-24

LVIP MFS Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP MFS Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Massachusetts Financial Service Company
The Fund returned 8.07% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 1000® Value Index1, returned 11.46%.
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the U.S. housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
An underweight position and, to a lesser extent, stock selection in the communication services sector detracted from performance relative to benchmark index. Within this sector, not holding shares of social networking service provider Meta Platforms and technology company Alphabet hindered relative performance.
Stock selection in the industrials sector also weakened relative returns. Within this sector, the Fund’s overweight position in global security company Northrop Grumman, and not owning shares of diversified technology and financial services company General Electric detracted from relative results.
Stock selection and an underweight position in the information technology sector weighed on relative performance. Within this sector, not holding shares of semiconductor company Intel and customer information software manager Salesforce.com dampened relative results.
Elsewhere, the portfolio’s overweight positions in pharmaceutical giant Pfizer, global health services provider Cigna, energy products and services supplier Dominion Energy and holding shares of premium drinks distributor Diageo2 (United Kingdom) detracted from relative returns.
An underweight position and stock selection in the energy sector contributed to relative results. Within this sector, an underweight position in integrated energy company Chevron and not holding shares of integrated oil and gas company ExxonMobil bolstered relative performance.
Stock selection in the consumer discretionary sector also supported relative results led by the Fund’s position in hotel and residential properties operator Marriott International2.
Stocks in other sectors that aided relative performance included holdings of semiconductor industry services provider KLA2, IT servicing firm Accenture2, semiconductor solutions provider NXP Semiconductors2 (Netherlands), and overweight positions in shares of leading diversified industrial manufacturer Eaton and global financial services firm JPMorgan Chase. In addition, not holding shares of electricity provider NextEra Energy and pharmaceutical company Bristol-Myers Squibb further supported relative results.
During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.
Portfolio Managers:
Massachusetts Financial Service Company:	Nevin P. Chitkara Katherine Cannan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP MFS Value Fund-1

LVIP MFS Value Fund
2023 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP MFS Value Fund - Standard Class
Russell 1000® Value Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$22,750
$22,399

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS Value Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,750. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $22,399. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 8.07%
Five Years	+ 11.38%
Ten Years	+ 8.57%
Service Class Shares
One Year	+ 7.80%
Five Years	+ 11.10%
Ten Years	+ 8.30%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
2. Security is not a benchmark constituent.
LVIP MFS Value Fund-2

LVIP MFS Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,058.60	0.62%	$3.22
Service Class Shares	1,000.00	1,057.30	0.87%	4.51
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.10	0.62%	$3.16
Service Class Shares	1,000.00	1,020.80	0.87%	4.43

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP MFS Value Fund-3

LVIP MFS Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.67%
Aerospace & Defense	5.65%
Banks	6.88%
Beverages	2.56%
Biotechnology	1.17%
Building Products	1.48%
Capital Markets	5.49%
Chemicals	3.46%
Commercial Services & Supplies	0.05%
Consumer Finance	1.87%
Electric Utilities	6.37%
Electrical Equipment	1.46%
Food & Staples Retailing	1.36%
Food Products	1.80%
Health Care Equipment & Supplies	2.28%
Health Care Providers & Services	5.68%
Hotels, Restaurants & Leisure	1.46%
Household Products	1.03%
Industrial Conglomerates	1.78%
Industrial REITs	1.88%
Insurance	10.92%
IT Services	2.10%
Machinery	2.41%
Media	3.30%
Multi-Utilities	1.19%
Oil, Gas & Consumable Fuels	5.83%
Personal Products	1.06%
Pharmaceuticals	5.47%
Professional Services	1.03%
Road & Rail	2.75%
Semiconductors & Semiconductor Equipment	6.44%
Specialized REITs	0.37%
Specialty Retail	2.09%
Money Market Fund	1.30%
Total Investments	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
JPMorgan Chase & Co.	4.45%
Cigna Group	2.85%
Progressive Corp.	2.81%
ConocoPhillips	2.72%
Comcast Corp. Class A	2.53%
Marsh & McLennan Cos., Inc.	2.43%
McKesson Corp.	2.26%
Johnson & Johnson	2.23%
Northrop Grumman Corp.	2.21%
Union Pacific Corp.	2.16%
Total	26.65%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP MFS Value Fund-4

LVIP MFS Value Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.67%
Aerospace & Defense–5.65%
General Dynamics Corp.	147,280	$38,244,197
Northrop Grumman Corp.	94,942	44,446,148
RTX Corp.	368,662	31,019,221
		113,709,566
Banks–6.88%
Citigroup, Inc.	511,647	26,319,122
JPMorgan Chase & Co.	526,871	89,620,757
PNC Financial Services Group, Inc.	145,654	22,554,522
		138,494,401
Beverages–2.56%
Diageo PLC	720,473	26,228,105
PepsiCo, Inc.	149,260	25,350,318
		51,578,423
Biotechnology–1.17%
AbbVie, Inc.	151,446	23,469,587
		23,469,587
Building Products–1.48%
Johnson Controls International PLC	229,666	13,237,948
Trane Technologies PLC	68,186	16,630,566
		29,868,514
Capital Markets–5.49%
BlackRock, Inc.	28,853	23,422,865
KKR & Co., Inc.	207,663	17,204,880
Morgan Stanley	427,528	39,866,986
Nasdaq, Inc.	515,833	29,990,531
		110,485,262
Chemicals–3.46%
Corteva, Inc.	210,484	10,086,393
DuPont de Nemours, Inc.	380,340	29,259,556
PPG Industries, Inc.	101,868	15,234,359
Sherwin-Williams Co.	48,234	15,044,185
		69,624,493
Commercial Services & Supplies–0.05%
Veralto Corp.	12,516	1,029,566
		1,029,566
Consumer Finance–1.87%
American Express Co.	200,802	37,618,247
		37,618,247
Electric Utilities–6.37%
American Electric Power Co., Inc.	117,716	9,560,893
Duke Energy Corp.	375,317	36,420,762
Exelon Corp.	390,949	14,035,069
PG&E Corp.	857,748	15,465,196
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Southern Co.	513,405	$35,999,959
Xcel Energy, Inc.	272,715	16,883,786
		128,365,665
Electrical Equipment–1.46%
Eaton Corp. PLC	121,862	29,346,807
		29,346,807
Food & Staples Retailing–1.36%
Target Corp.	191,981	27,341,934
		27,341,934
Food Products–1.80%
Archer-Daniels-Midland Co.	74,055	5,348,252
Nestle SA	267,276	30,987,555
		36,335,807
Health Care Equipment & Supplies–2.28%
Abbott Laboratories	190,934	21,016,105
†Boston Scientific Corp.	241,697	13,972,504
Medtronic PLC	133,283	10,979,853
		45,968,462
Health Care Providers & Services–5.68%
Cigna Group	191,532	57,354,257
Elevance Health, Inc.	24,551	11,577,270
McKesson Corp.	98,363	45,540,102
		114,471,629
Hotels, Restaurants & Leisure–1.46%
Marriott International, Inc. Class A	130,080	29,334,341
		29,334,341
Household Products–1.03%
Kimberly-Clark Corp.	117,959	14,333,198
Reckitt Benckiser Group PLC	94,032	6,496,298
		20,829,496
Industrial Conglomerates–1.78%
Honeywell International, Inc.	171,413	35,947,020
		35,947,020
Industrial REITs–1.88%
Prologis, Inc.	284,229	37,887,726
		37,887,726
Insurance–10.92%
Aon PLC Class A	149,227	43,428,041
Chubb Ltd.	167,292	37,807,992
Marsh & McLennan Cos., Inc.	258,789	49,032,752
Progressive Corp.	355,951	56,695,875
Travelers Cos., Inc.	172,893	32,934,388
		219,899,048
LVIP MFS Value Fund-5

LVIP MFS Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services–2.10%
Accenture PLC Class A	120,548	$42,301,499
		42,301,499
Machinery–2.41%
Illinois Tool Works, Inc.	108,595	28,445,374
Otis Worldwide Corp.	74,951	6,705,866
PACCAR, Inc.	138,147	13,490,055
		48,641,295
Media–3.30%
†Charter Communications, Inc. Class A	40,153	15,606,668
Comcast Corp. Class A	1,161,047	50,911,911
		66,518,579
Multi-Utilities–1.19%
Dominion Energy, Inc.	510,040	23,971,880
		23,971,880
Oil, Gas & Consumable Fuels–5.83%
Chevron Corp.	100,394	14,974,769
ConocoPhillips	471,682	54,748,130
EOG Resources, Inc.	148,952	18,015,744
Pioneer Natural Resources Co.	132,097	29,705,973
		117,444,616
Personal Products–1.06%
Kenvue, Inc.	994,267	21,406,568
		21,406,568
Pharmaceuticals–5.47%
Johnson & Johnson	286,516	44,908,518
Merck & Co., Inc.	242,054	26,388,727
Pfizer, Inc.	1,135,504	32,691,160
Roche Holding AG	21,471	6,241,792
		110,230,197
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services–1.03%
Equifax, Inc.	83,544	$20,659,596
		20,659,596
Road & Rail–2.75%
Canadian National Railway Co.	95,335	11,976,936
Union Pacific Corp.	176,900	43,450,178
		55,427,114
Semiconductors & Semiconductor Equipment–6.44%
Analog Devices, Inc.	203,878	40,482,016
KLA Corp.	59,904	34,822,195
NXP Semiconductors NV	105,340	24,194,491
Texas Instruments, Inc.	177,138	30,194,943
		129,693,645
Specialized REITs–0.37%
Public Storage	24,724	7,540,820
		7,540,820
Specialty Retail–2.09%
Lowe's Cos., Inc.	188,823	42,022,559
		42,022,559
Total Common Stock (Cost $1,142,911,537)		1,987,464,362

MONEY MARKET FUND–1.30%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	26,229,609	26,229,609
Total Money Market Fund (Cost $26,229,609)		26,229,609

TOTAL INVESTMENTS–99.97% (Cost $1,169,141,146)	2,013,693,971
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	566,907
NET ASSETS APPLICABLE TO 39,837,944 SHARES OUTSTANDING–100.00%	$2,014,260,878
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND STANDARD CLASS ($926,669,760 / 18,311,849 Shares)	$50.605
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND SERVICE CLASS ($1,087,591,118 / 21,526,095 Shares)	$50.524
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,069,205,523
Distributable earnings/(accumulated loss)	945,055,355
TOTAL NET ASSETS	$2,014,260,878

LVIP MFS Value Fund-6

LVIP MFS Value Fund
Statement of Net Assets (continued)

†Non-income producing.

★Includes $902,736 payable for fund shares redeemed, $19,971 other accrued expenses payable, $1,202,768 due to manager and affiliates,
$22,140 payable for audit fee and $56,551 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund-7

LVIP MFS Value Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$46,034,182
Foreign taxes withheld	(253,827)
45,780,355
EXPENSES:
Management fees	11,307,849
Distribution fees-Service Class	2,619,150
Shareholder servicing fees	549,471
Accounting and administration expenses	346,712
Professional fees	75,929
Trustees’ fees and expenses	69,364
Reports and statements to shareholders	51,241
Custodian fees	16,129
Consulting fees	3,609
Pricing fees	3,217
Other	55,675
15,098,346
Less:
Management fees waived	(757,891)
Total operating expenses	14,340,455
NET INVESTMENT INCOME	31,439,900
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	110,704,328
Foreign currencies	(6,170)
Net realized gain	110,698,158
Net change in unrealized appreciation (depreciation) of:
Investments	5,801,902
Foreign currencies	54,694
Net change in unrealized appreciation (depreciation)	5,856,596
NET REALIZED AND UNREALIZED GAIN	116,554,754
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$147,994,654
See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$31,439,900	$29,711,833
Net realized gain	110,698,158	122,708,056
Net change in unrealized appreciation (depreciation)	5,856,596	(292,212,224)
Net increase (decrease) in net assets resulting from operations	147,994,654	(139,792,335)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(69,389,567)	(50,157,876)
Service Class	(81,524,036)	(63,007,906)
	(150,913,603)	(113,165,782)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	140,701,022	105,040,721
Service Class	82,015,421	99,337,275
Reinvestment of dividends and distributions:
Standard Class	69,389,567	50,157,876
Service Class	81,524,036	63,007,906
	373,630,046	317,543,778
Cost of shares redeemed:
Standard Class	(106,091,689)	(185,249,852)
Service Class	(137,965,384)	(217,516,619)
	(244,057,073)	(402,766,471)
Increase (decrease) in net assets derived from capital share transactions	129,572,973	(85,222,693)
NET INCREASE (DECREASE) IN NET ASSETS	126,654,024	(338,180,810)
NET ASSETS:
Beginning of year	1,887,606,854	2,225,787,664
End of year	$2,014,260,878	$1,887,606,854
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund-8

LVIP MFS Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$50.824	$57.719	$47.407	$46.462	$36.798
Income (loss) from investment operations:
Net investment income[1]	0.902	0.876	0.744	0.706	0.731
Net realized and unrealized gain (loss)	2.988	(4.561)	11.259	0.981	10.207
Total from investment operations	3.890	(3.685)	12.003	1.687	10.938
Less dividends and distributions from:
Net investment income	(0.885)	(0.951)	(0.758)	(0.735)	(0.744)
Net realized gain	(3.224)	(2.259)	(0.933)	(0.007)	(0.530)
Total dividends and distributions	(4.109)	(3.210)	(1.691)	(0.742)	(1.274)
Net asset value, end of period	$50.605	$50.824	$57.719	$47.407	$46.462
Total return[2]	8.07%	(6.07% )	25.46%	3.66%	29.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$926,670	$823,716	$962,574	$749,207	$670,397
Ratio of expenses to average net assets	0.62%	0.63%	0.65%	0.67%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.66%	0.65%	0.67%	0.67%
Ratio of net investment income to average net assets	1.80%	1.66%	1.38%	1.66%	1.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.76%	1.63%	1.38%	1.66%	1.70%
Portfolio turnover	15%	14%	9%	15%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund-9

LVIP MFS Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$50.758	$57.652	$47.359	$46.426	$36.778
Income (loss) from investment operations:
Net investment income[1]	0.776	0.743	0.607	0.599	0.622
Net realized and unrealized gain (loss)	2.975	(4.560)	11.239	0.969	10.192
Total from investment operations	3.751	(3.817)	11.846	1.568	10.814
Less dividends and distributions from:
Net investment income	(0.761)	(0.818)	(0.620)	(0.628)	(0.636)
Net realized gain	(3.224)	(2.259)	(0.933)	(0.007)	(0.530)
Total dividends and distributions	(3.985)	(3.077)	(1.553)	(0.635)	(1.166)
Net asset value, end of period	$50.524	$50.758	$57.652	$47.359	$46.426
Total return[2]	7.80%	(6.31% )	25.15%	3.40%	29.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,087,591	$1,063,891	$1,263,214	$1,108,447	$1,070,132
Ratio of expenses to average net assets	0.87%	0.88%	0.90%	0.92%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.91%	0.90%	0.92%	0.92%
Ratio of net investment income to average net assets	1.55%	1.41%	1.13%	1.41%	1.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.51%	1.38%	1.13%	1.41%	1.45%
Portfolio turnover	15%	14%	9%	15%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund-10

LVIP MFS Value Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP MFS Value Fund-11

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the first $75 million of the Fund’s average daily net assets; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% of the Fund’s average daily net assets in excess of $1.5 billion.   LFI has contractually agreed to waive a portion of its advisory fee. Effective January 1, 2023, the waiver amount is 0.04% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to January 1, 2023, the waiver amount was 0.03% of the Fund’s average daily net assets.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$153,057
Legal	25,059
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP MFS Value Fund-12

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31,849 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$928,020
Distribution fees payable to LFD	226,305
Shareholder servicing fees payable to Lincoln Life	48,443
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$285,779,998
Sales	287,509,717
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$1,176,903,689
Aggregate unrealized appreciation of investments	$871,527,022
Aggregate unrealized depreciation of investments	(34,682,052)
Net unrealized appreciation of investments	$836,844,970
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP MFS Value Fund-13

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,987,464,362	$—	$—	$1,987,464,362
Money Market Fund	26,229,609	—	—	26,229,609
Total Investments	$2,013,693,971	$—	$—	$2,013,693,971
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$31,940,455	$30,711,978
Long-term capital gains	118,973,148	82,453,804
Total	$150,913,603	$113,165,782
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$976,276
Undistributed long-term capital gains	107,234,109
Net unrealized appreciation	836,844,970
Distributable earnings/(accumulated loss)	$945,055,355
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	2,800,578	2,008,371
Service Class	1,643,570	1,887,939
Shares reinvested:
Standard Class	1,421,161	1,028,318
Service Class	1,675,937	1,298,585
	7,541,246	6,223,213
Shares redeemed:
Standard Class	(2,117,011)	(3,506,466)
Service Class	(2,753,346)	(4,137,741)
	(4,870,357)	(7,644,207)
Net increase (decrease)	2,670,889	(1,420,994)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a
LVIP MFS Value Fund-14

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
LVIP MFS Value Fund-15

LVIP MFS Value Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS Value Fund-16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP MFS Value Fund–17

LVIP MFS Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP MFS Value Fund-18

LVIP MFS Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an advisory fee waiver through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Massachusetts Financial Services Company (“MFS”) on behalf of LVIP MFS Value Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP MFS Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period, below the return of the Morningstar peer group median and the benchmark index for the three-year period, below the return of the Morningstar peer group median and above the return of the benchmark index for the five-year period and the same as the return of the Morningstar peer group median and above the return of the benchmark index for the ten-year period. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, as well as the fees charged to other clients in the same investment strategy managed by MFS. The Board considered that LFI compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LFI and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted MFS’s statements that it could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates, and that research services obtained in connection with trading client assets may benefit MFS and other clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS Value Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP MFS Value Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP MFS Value Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP MFS Value Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS Value Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS Value Fund-24

LVIP Mondrian Global Income Fund
(formerly, LVIP Global Income Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Mondrian Global Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian Global Income Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Mondrian Investment Partners Limited
The Fund returned 4.02% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the FTSE World Government Bond Index1, returned 5.19%.
Nominal bond yields at the start of 2024, although below their peaks last year, remain high compared to recent history. Prospective Real Yields (PRYs) across the developed world are generally positive and in select markets are broadly at levels higher than they have been for more than a decade. The best value high-quality bond markets according to our PRY valuations are those of Mexico, the U.S., UK, Australia and New Zealand; we have significant duration overweights to each and remain overweight to duration at a Fund level. This will benefit performance if bond yields continue to fall amid slowing growth and continued disinflation. As pandemic savings are depleted and debt is refinanced at higher rates, growth appears to be slowing across the world. Recession remains a significant risk. Countries including Germany, Sweden and New Zealand are likely already in recession.
The only derivatives used in the Fund are currency forwards. Currency forwards are employed on the Fund to partially hedge bond market positions back to U.S. dollars. Additional currency forwards are used to take currency exposure that corresponds with our proprietary Purchasing Power Parity valuation metrics.
Please note there are no securities in the Fund that are linked to LIBOR.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Maria Ma
Mondrian Investment Partners Limited:
 Matthew Day
David Wakefield
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian Global Income Fund- Service Class
FTSE World Government Bond Index
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
12/31/13
12/31/23
$10,262
$10,009
$9,692

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian Global Income Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,262 for the Standard Class shares and to $10,009 for the Service Class shares. For comparison, look at how the FTSE World Government Bond Index did over the same period. The same $10,000 investment would have decreased to $9,692. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 4.02%
Five Years	- 0.92%
Ten Years	+ 0.26%
Service Class Shares
One Year	+ 3.76%
Five Years	- 1.16%
Ten Years	+ 0.01%
1. The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. WGBI provides a broad benchmark for the global sovereign fixed income market. WGBI USD is a sub-index denominated in U.S. dollar.
LVIP Mondrian Global Income Fund-1

LVIP Mondrian Global Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,043.60	0.65%	$3.35
Service Class Shares	1,000.00	1,042.30	0.90%	4.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.90	0.65%	$3.31
Service Class Shares	1,000.00	1,020.70	0.90%	4.58

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Mondrian Global Income Fund-2

LVIP Mondrian Global Income Fund
Security Type/Country Allocations and Credit Quality Ratings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	4.92%
Sovereign Bonds	50.91%
Supranational Banks	4.20%
U.S. Treasury Obligations	38.64%
Common Stock	0.02%
Money Market Fund	1.27%
Total Investments	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Net Assets	100.00%

Country*	Percentage of Net Assets
Australia	4.17%
Austria	1.06%
Belgium	2.41%
Canada	2.00%
China	0.99%
Finland	0.98%
France	2.96%
Germany	4.49%
Italy	4.61%
Japan	6.68%
Luxembourg	2.24%
Malaysia	1.06%
Mexico	4.02%
Netherlands	1.15%
New Zealand	6.54%
Norway	1.87%
Philippines	1.95%
Republic of Korea	2.13%
South Africa	0.00%
Sweden	1.03%
United Kingdom	7.68%
United States	38.67%
Total	98.69%

*	Allocation includes all investments except for short-term investments and money market fund.

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	39.16%
AAA	23.73%
AA	15.64%
A	5.79%
BBB	8.12%
Non-Rated	7.56%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Mondrian Global Income Fund–3

LVIP Mondrian Global Income Fund
Statement of Net Assets
December 31, 2023

		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS–4.92%
Germany–1.63%
Deutsche Bahn Finance GMBH 1.38% 3/3/34	EUR	6,272,000	$5,927,823
Kreditanstalt fuer Wiederaufbau 2.60% 6/20/37	JPY	200,000,000	1,742,732
			7,670,555
Japan–1.43%
Sumitomo Mitsui Trust Bank Ltd. 0.01% 10/15/27	EUR	6,811,000	6,691,312
			6,691,312
Norway–0.83%
Equinor ASA 1.63% 2/17/35	EUR	4,133,000	3,916,695
			3,916,695
South Africa–0.00%
=‡K2016470219 South Africa Ltd. 3.00% 12/31/22		106,828	0
			0
Sweden–1.03%
Svenska Handelsbanken AB 0.05% 9/6/28	EUR	5,031,000	4,827,425
			4,827,425
United States–0.00%
‡Sanchez Energy Corp. 7.75% 6/15/21		150,000	10,125
			10,125
Total Corporate Bonds (Cost $25,260,686)			23,116,112
ΔSOVEREIGN BONDS–50.91%
Australia–4.18%
Australia Government Bonds
0.25% 11/21/25	AUD	1,500,000	958,305
1.25% 5/21/32	AUD	4,400,000	2,433,179
1.75% 6/21/51	AUD	3,000,000	1,206,290
2.75% 6/21/35	AUD	5,000,000	3,013,567
3.00% 3/21/47	AUD	3,600,000	1,979,805
3.25% 4/21/25	AUD	2,200,000	1,487,478
3.25% 4/21/25	AUD	3,250,000	2,197,411
3.25% 6/21/39	AUD	4,500,000	2,742,610
4.75% 4/21/27	AUD	5,100,000	3,597,111
			19,615,756
Austria–1.06%
Austria Government Bonds 6.25% 7/15/27	EUR	4,000,000	4,993,273
			4,993,273
Belgium–2.41%
Belgium Government Bonds
0.10% 6/22/30	EUR	900,000	861,416
0.40% 6/22/40	EUR	8,250,000	6,069,443
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Belgium (continued)
Kingdom of Belgium Government Bonds 0.10% 6/22/30	EUR	4,600,000	$4,402,792
			11,333,651
Canada–2.00%
Canada Government Bonds
0.50% 12/1/30	CAD	7,494,000	4,749,660
1.00% 6/1/27	CAD	6,422,000	4,495,618
3.50% 12/1/45	CAD	200,000	161,091
			9,406,369
China–0.99%
China Government Bonds 2.68% 5/21/30	CNY	32,700,000	4,643,027
			4,643,027
Finland–0.98%
Finland Government Bonds 0.50% 9/15/27	EUR	4,459,000	4,615,270
			4,615,270
France–2.96%
French Republic Government Bonds O.A.T.
0.50% 6/25/44	EUR	2,600,000	1,797,630
0.75% 5/25/52	EUR	2,600,000	1,644,912
1.50% 5/25/31	EUR	10,026,297	10,448,894
			13,891,436
Germany–2.86%
Bundesrepublik Deutschland Bundesanleihe
0.25% 2/15/29	EUR	4,649,000	4,728,560
1.25% 8/15/48	EUR	1,650,000	1,479,542
2.50% 7/4/44	EUR	2,722,000	3,103,575
4.00% 1/4/37	EUR	3,100,000	4,117,694
			13,429,371
Italy–4.61%
Italy Buoni Poliennali Del Tesoro
1.45% 5/15/25	EUR	2,400,000	2,593,311
1.80% 3/1/41	EUR	2,950,000	2,348,047
2.00% 2/1/28	EUR	4,300,000	4,588,911
2.45% 9/1/33	EUR	2,500,000	2,505,912
2.95% 9/1/38	EUR	6,800,000	6,651,391
4.75% 9/1/44	EUR	2,500,000	2,970,051
			21,657,623
Japan–5.25%
Japan Government 10 yr Bond 0.10% 3/20/28	JPY	375,000,000	2,652,500
Japan Government 20 yr Bond
0.60% 12/20/37	JPY	1,015,100,000	6,823,992
1.60% 6/20/30	JPY	300,000,000	2,304,425
Japan Government 30 yr Bond
0.30% 6/20/46	JPY	600,000,000	3,289,149
LVIP Mondrian Global Income Fund-4

LVIP Mondrian Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Japan (continued)
Japan Government 30 yr Bond (continued)
1.70% 9/20/44	JPY	1,200,000,000	$8,920,681
Japan Government 40 yr Bond 0.50% 3/20/60	JPY	141,500,000	678,317
			24,669,064
Malaysia–1.06%
Malaysia Government Bonds
3.88% 3/14/25	MYR	9,600,000	2,102,574
3.90% 11/30/26	MYR	6,000,000	1,319,781
3.90% 11/16/27	MYR	1,150,000	252,728
4.18% 7/15/24	MYR	6,000,000	1,310,673
			4,985,756
Mexico–4.02%
Mexican Bonos
7.50% 6/3/27	MXN	75,000,000	4,181,467
7.75% 11/13/42	MXN	95,000,000	4,920,967
8.00% 11/7/47	MXN	135,000,000	7,103,619
Mexico Bonos
7.75% 5/29/31	MXN	33,000,000	1,811,823
8.50% 11/18/38	MXN	15,100,000	847,978
			18,865,854
Netherlands–1.15%
Netherlands Government Bonds
0.50% 1/15/40	EUR	1,950,000	1,593,211
2.75% 1/15/47	EUR	3,300,000	3,810,521
			5,403,732
New Zealand–6.54%
New Zealand Government Bonds
1.75% 5/15/41	NZD	20,000,000	8,321,370
2.00% 5/15/32	NZD	17,500,000	9,289,729
3.00% 4/20/29	NZD	7,000,000	4,184,239
4.50% 4/15/27	NZD	14,000,000	8,910,723
			30,706,061
Norway–1.03%
Kommunalbanken AS 0.05% 10/24/29	EUR	5,068,000	4,854,099
			4,854,099
Republic of Korea–2.13%
Korea Treasury Bonds 3.50% 9/10/28	KRW	12,700,000,000	9,997,020
			9,997,020
United Kingdom–7.68%
United Kingdom Gilt
0.38% 10/22/30	GBP	3,000,000	3,133,230
1.25% 10/22/41	GBP	10,500,000	8,687,442
1.25% 7/31/51	GBP	7,250,000	4,918,174
1.75% 9/7/37	GBP	4,452,000	4,401,330
4.25% 12/7/27	GBP	2,500,000	3,284,520
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
United Kingdom (continued)
United Kingdom Gilt (continued)
4.50% 9/7/34	GBP	8,500,000	$11,642,782
			36,067,478
Total Sovereign Bonds (Cost $254,680,814)			239,134,840
SUPRANATIONAL BANKS–4.20%
Asian Development Bank 2.35% 6/21/27	JPY	1,200,000,000	9,169,513
European Investment Bank 2.15% 1/18/27	JPY	1,400,000,000	10,536,810
Total Supranational Banks (Cost $24,591,646)			19,706,323
U.S. TREASURY OBLIGATIONS–38.64%
U.S. Treasury Bonds
1.13% 8/15/40		17,000,000	10,850,781
2.25% 5/15/41		15,000,000	11,425,195
2.50% 2/15/46		11,400,000	8,554,008
2.75% 8/15/42		10,000,000	8,110,547
3.13% 8/15/44		11,500,000	9,737,715
3.63% 8/15/43		8,000,000	7,354,688
3.63% 2/15/53		13,500,000	12,466,406
4.50% 5/15/38		7,300,000	7,756,820
U.S. Treasury Notes
1.13% 2/15/31		9,500,000	7,929,902
1.25% 8/15/31		22,000,000	18,204,141
1.63% 2/15/26		22,000,000	20,847,578
2.00% 8/15/25		17,350,000	16,695,986
2.13% 5/15/25		10,300,000	9,971,285
2.75% 2/28/25		15,900,000	15,559,020
2.75% 2/15/28		13,100,000	12,522,270
4.13% 9/30/27		3,500,000	3,522,148
Total U.S. Treasury Obligations (Cost $195,675,268)			181,508,490

	Number of Shares
COMMON STOCK–0.02%
†Fieldwood Energy, Inc.	900	121,800
=†Holdco Class A	1,232,692	0
=†K2016470219 South Africa Ltd.	7,273	0
Total Common Stock (Cost $106,326)		121,800
MONEY MARKET FUND–1.27%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	5,964,119	5,964,119
Total Money Market Fund (Cost $5,964,119)		5,964,119

LVIP Mondrian Global Income Fund-5

LVIP Mondrian Global Income Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.96% (Cost $506,278,859)	$469,551,684
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	167,182
NET ASSETS APPLICABLE TO 49,331,743 SHARES OUTSTANDING –100.00%	$469,718,866
NET ASSET VALUE PER SHARE–LVIP MONDRIAN GLOBAL INCOME FUND STANDARD CLASS ($48,786,777 / 5,068,873 Shares)	$9.625
NET ASSET VALUE PER SHARE–LVIP MONDRIAN GLOBAL INCOME FUND SERVICE CLASS ($420,932,089 / 44,262,870 Shares)	$9.510
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$557,881,109
Distributable earnings/(accumulated loss)	(88,162,243)
TOTAL NET ASSETS	$469,718,866

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
ΔSecurities have been classified by country of origin.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
‡Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
†Non-income producing.

★Includes $588,465 payable for fund shares redeemed, $8,416 cash collateral due to brokers for certain open bilateral derivatives, $35,456 other accrued expenses payable, $313,648 due to manager and affiliates, $53,260 payable for audit fee and $49,194 payable for fund accounting fee as of December 31, 2023.

The following foreign currency exchange contracts were outstanding at December 31, 2023:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
SSB	AUD	(21,258,500)	USD	13,515,131	1/31/24	$—	$(986,845)
SSB	AUD	(593,000)	USD	405,881	1/31/24	1,353	—
SSB	CAD	(12,395,000)	USD	9,021,356	1/31/24	—	(337,105)
SSB	CHF	15,609,000	USD	(17,617,381)	1/31/24	1,003,399	—
SSB	CHF	(15,609,000)	USD	17,537,237	1/31/24	—	(1,083,544)
SSB	CNY	126,846,500	USD	(17,397,823)	1/31/24	512,025	—
SSB	EUR	(56,461,000)	USD	60,557,754	1/31/24	—	(1,852,946)
SSB	EUR	1,101,000	USD	(1,202,607)	1/31/24	14,414	—
SSB	GBP	(25,773,000)	USD	31,375,941	1/31/24	—	(1,481,493)
SSB	GBP	1,259,500	USD	(1,563,503)	1/31/24	42,206	—
SSB	GBP	(579,000)	USD	740,467	1/31/24	2,313	—
SSB	JPY	7,330,103,500	USD	(49,681,302)	1/31/24	2,558,742	—
SSB	MXN	(320,863,500)	USD	17,360,149	1/31/24	—	(1,433,141)
SSB	MXN	3,378,000	USD	(181,354)	1/31/24	16,498	—
SSB	NOK	286,880,500	USD	(26,354,718)	1/31/24	1,904,638	—
SSB	NZD	(48,330,500)	USD	28,256,371	1/31/24	—	(2,299,767)
SSB	SEK	48,483,000	USD	(4,361,014)	1/31/24	452,221	—
Total Foreign Currency Exchange Contracts						$6,507,809	$(9,474,841)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.

LVIP Mondrian Global Income Fund-6

LVIP Mondrian Global Income Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
AUD–Australian Dollar
CAD–Canadian Dollar
CHF–Swiss Franc
CNY–Chinese Yuan
EUR–Euro
GBP–British Pound Sterling
JPY–Japanese Yen
KRW–South Korean Won
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Krone
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
SEK–Swedish Krona
SSB–State Street Bank
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian Global Income Fund-7

LVIP Mondrian Global Income Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$13,123,077
Dividends	28,977
Foreign taxes withheld	(41,569)
13,110,485
EXPENSES:
Management fees	3,270,416
Distribution fees-Service Class	1,041,583
Accounting and administration expenses	175,116
Shareholder servicing fees	145,911
Professional fees	87,674
Custodian fees	38,492
Reports and statements to shareholders	21,900
Trustees’ fees and expenses	18,802
Pricing fees	13,098
Consulting fees	2,551
Other	35,860
4,851,403
Less:
Management fees waived	(532,133)
Total operating expenses	4,319,270
NET INVESTMENT INCOME	8,791,215
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(27,466,583)
Foreign currencies	408,810
Foreign currency exchange contracts	(4,734,210)
Futures contracts	(74)
Swap contracts	(263)
Net realized loss	(31,792,320)
Net change in unrealized appreciation (depreciation) of:
Investments	44,493,398
Foreign currencies	(1,908)
Foreign currency exchange contracts	(5,049,944)
Net change in unrealized appreciation (depreciation)	39,441,546
NET REALIZED AND UNREALIZED GAIN	7,649,226
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,440,441
See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian Global Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,791,215	$6,931,984
Net realized loss	(31,792,320)	(35,918,451)
Net change in unrealized appreciation (depreciation)	39,441,546	(84,307,505)
Net increase (decrease) in net assets resulting from operations	16,440,441	(113,293,972)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	17,340,063	16,959,531
Service Class	29,343,520	27,314,837
	46,683,583	44,274,368
Cost of shares redeemed:
Standard Class	(90,472,847)	(68,526,798)
Service Class	(55,312,110)	(85,593,794)
	(145,784,957)	(154,120,592)
Decrease in net assets derived from capital share transactions	(99,101,374)	(109,846,224)
NET DECREASE IN NET ASSETS	(82,660,933)	(223,140,196)
NET ASSETS:
Beginning of year	552,379,799	775,519,995
End of year	$469,718,866	$552,379,799
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian Global Income Fund-8

LVIP Mondrian Global Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian Global Income Fund Standard Class
	Year Ended
	12/31/23	12/31/22[1]	12/31/21[2]	12/31/20	12/31/19
Net asset value, beginning of period	$9.253	$10.903	$12.086	$11.522	$11.082
Income (loss) from investment operations:
Net investment income[3]	0.182	0.123	0.088	0.138	0.200
Net realized and unrealized gain (loss)	0.190	(1.773)	(0.693)	0.641	0.547
Total from investment operations	0.372	(1.650)	(0.605)	0.779	0.747
Less dividends and distributions from:
Net investment income	—	—	(0.175)	(0.198)	(0.307)
Net realized gain	—	—	(0.217)	(0.017)	—
Return of capital	—	—	(0.186)	—	—
Total dividends and distributions	—	—	(0.578)	(0.215)	(0.307)
Net asset value, end of period	$9.625	$9.253	$10.903	$12.086	$11.522
Total return[4]	4.02%	(15.13% )	(5.09% )	6.78%	6.74%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48,787	$120,770	$201,394	$184,379	$182,976
Ratio of expenses to average net assets	0.65%	0.64%	0.67%	0.69%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.75%	0.76%	0.76%	0.77%
Ratio of net investment income to average net assets	1.96%	1.27%	0.76%	1.16%	1.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.85%	1.16%	0.67%	1.09%	1.66%
Portfolio turnover	27%	40%	45%	48%	30%

[1]
Effective July 26, 2022, Mondrian Investment Partners Ltd. is responsible for the day-to-day management of the portion of the Fund’s investment portfolio previously managed by Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

[2]
Effective August 17, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Franklin Advisers, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian Global Income Fund-9

LVIP Mondrian Global Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian Global Income Fund Service Class
	Year Ended
	12/31/23	12/31/22[1]	12/31/21[2]	12/31/20	12/31/19
Net asset value, beginning of period	$9.165	$10.826	$12.006	$11.447	$11.011
Income (loss) from investment operations:
Net investment income[3]	0.156	0.098	0.059	0.107	0.170
Net realized and unrealized gain (loss)	0.189	(1.759)	(0.689)	0.637	0.543
Total from investment operations	0.345	(1.661)	(0.630)	0.744	0.713
Less dividends and distributions from:
Net investment income	—	—	(0.156)	(0.168)	(0.277)
Net realized gain	—	—	(0.217)	(0.017)	—
Return of capital	—	—	(0.177)	—	—
Total dividends and distributions	—	—	(0.550)	(0.185)	(0.277)
Net asset value, end of period	$9.510	$9.165	$10.826	$12.006	$11.447
Total return[4]	3.76%	(15.34% )	(5.33% )	6.52%	6.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$420,932	$431,610	$574,126	$584,793	$601,703
Ratio of expenses to average net assets	0.90%	0.89%	0.92%	0.94%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.00%	1.01%	1.01%	1.02%
Ratio of net investment income to average net assets	1.71%	1.02%	0.51%	0.91%	1.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	0.91%	0.42%	0.84%	1.41%
Portfolio turnover	27%	40%	45%	48%	30%

[1]
Effective July 26, 2022, Mondrian Investment Partners Ltd. is responsible for the day-to-day management of the portion of the Fund’s investment portfolio previously managed by Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

[2]
Effective August 17, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Franklin Advisers, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian Global Income Fund-10

LVIP Mondrian Global Income Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian Global Income Fund (formerly, LVIP Global Income Fund)(the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek current income consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign
LVIP Mondrian Global Income Fund-11

LVIP Mondrian Global Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP Mondrian Global Income Fund is $608,286 and $586,677 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Withholding taxes on foreign interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.1025% on the first $350 million of average daily net assets of the Fund; 0.1125% on the next $175 million; 0.1225% on the next $175 million; and 0.1375% on the excess of $700 million of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (the "Sub-Adviser") is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$41,464
Legal	6,773
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,968 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Mondrian Global Income Fund-12

LVIP Mondrian Global Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$214,139
Distribution fees payable to LFD	88,116
Shareholder servicing fees payable to Lincoln Life	11,393
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$93,429,273
Purchases of U.S. government securities	35,595,076
Sales other than U.S. government securities	135,033,158
Sales of U.S. government securities	79,959,298
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for the Fund were as follows:
Cost of investments and derivatives	$506,678,431
Aggregate unrealized appreciation of investments and derivatives	$14,001,206
Aggregate unrealized depreciation of investments and derivatives	(51,110,747)
Net unrealized depreciation of investments and derivatives	$(37,109,541)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP Mondrian Global Income Fund-13

LVIP Mondrian Global Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds	$—	$23,116,112	$— *	$23,116,112
Sovereign Bonds	—	239,134,840	—	239,134,840
Supranational Banks	—	19,706,323	—	19,706,323
U.S. Treasury Obligations	—	181,508,490	—	181,508,490
Common Stock	—	121,800	— *	121,800
Money Market Fund	5,964,119	—	—	5,964,119
Total Investments	$5,964,119	$463,587,565	$—	$469,551,684
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$6,507,809	$—	$6,507,809
Liabilities:
Foreign Currency Exchange Contracts	$—	$(9,474,841)	$—	$(9,474,841)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, forward contracts, straddle losses and defaulted bond income tax accruals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. There were no tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(39,394,945)
Other temporary differences	(11,657,757)
Net unrealized depreciation	(37,109,541)
Distributable earnings/(accumulated loss)	$(88,162,243)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to Net Operating Loss:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$4,283,738	$(4,283,738)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$15,275,297	$24,119,648	$39,394,945
LVIP Mondrian Global Income Fund-14

LVIP Mondrian Global Income Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	1,882,778	1,749,570
Service Class	3,217,929	2,882,784
Shares reinvested:
Standard Class	—	—
Service Class	—	—
	5,100,707	4,632,354
Shares redeemed:
Standard Class	(9,865,903)	(7,169,661)
Service Class	(6,047,161)	(8,820,862)
	(15,913,064)	(15,990,523)
Net decrease	(10,812,357)	(11,358,169)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
LVIP Mondrian Global Income Fund-15

LVIP Mondrian Global Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$6,507,809	Receivables and other assets net of liabilities	$(9,474,841)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(4,734,210)	$(5,049,944)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(74)	—
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(263)	—
Total		$(4,734,547)	$(5,049,944)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$95,403,867	$128,332,411
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
State Street Bank & Trust Company	$6,507,809	$(9,474,841)	$(2,967,032)
Total	$6,507,809	$(9,474,841)	$(2,967,032)

LVIP Mondrian Global Income Fund-16

LVIP Mondrian Global Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
State Street Bank & Trust Company	$(2,967,032)	$—	$—	$—	$—	$(2,967,032)
Total	$(2,967,032)	$—	$—	$—	$—	$(2,967,032)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Mondrian Global Income Fund-17

LVIP Mondrian Global Income Fund
Notes to Financial Statements (continued)
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Mondrian Global Income Fund-18

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Mondrian Global Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Mondrian Global Income Fund (formerly LVIP Global Income Fund) (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Mondrian Global Income Fund–19

LVIP Mondrian Global Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Mondrian Global Income Fund-20

LVIP Mondrian Global Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. In considering investment performance, the Board considered that during the periods reviewed that Mondrian managed a portion of the Fund’s assets. The Board reviewed the LVIP Mondrian Global Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Bond funds category and the FTSE WGBI USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-, three- and ten-year periods and above the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board determined that the services provided by Mondrian were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule for Mondrian, which includes breakpoints, and the fee schedule of an account with a similar investment strategy managed by Mondrian. The Board considered that LFI compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LFI and Mondrian, which is an unaffiliated third party of LFI. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered the information provided regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Mondrian as to any additional benefits it receives and noted that none were identified.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Mondrian Global Income Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Mondrian Global Income Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Mondrian Global Income Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Mondrian Global Income Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Mondrian Global Income Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Mondrian Global Income Fund-26

LVIP Mondrian International Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Mondrian International Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Mondrian Investment Partners Limited
The Fund returned 20.11% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 18.24%.
International equity markets rose strongly over the last twelve months. Equity markets were supported by slowing inflation and better-than-expected economic and employment data.  The recession debate now looks to be pushed out to next year. European markets led returns as gas prices fell following the post-war highs, and the region averted a worst-case scenario of power rationing in the winter due to robust gas storage levels.  The Hong Kong equity market was a notable laggard as the Chinese economy slowed and slid into deflation and was further weighed down by a growing property crisis. Cyclical sectors substantially outperformed defensive sectors and most international currencies appreciated against the U.S. dollar.
The Fund generated strong returns in 2023, outperforming the benchmark primarily due to stock selection and by exhibiting solid downside protection in the third quarter.
The overweight position in the strong Japanese equity market and the underweight position in the relatively weak Swiss equity market added to relative returns. The Japanese market was supported by corporate governance reforms led by the Tokyo Stock Exchange.
Strong stock selection in the UK was driven by Associated British Foods, the food processing and retailing company, which was buoyed by its first ever share buyback, strong trading in Primark stores driven by a more resilient consumer, and falling input costs supporting the outlook for margins.  Stock selection in the Netherlands was driven by Philips, the Dutch health care technology company, which recovered as post-COVID component shortages have eased, supporting a normalization of sales and margins.
The positive impact of the overweight position in the strong industrials sector was broadly offset by the overweight position in the relatively weak health care sector. Stock selection within the consumer staples, health care and utilities sectors added to relative returns.
Positive impact of the overweight position in the strong British pound was more than offset by the overweight position in the weak Japanese yen and the underweight position in the strong Swiss franc. The Japanese yen was particularly weak as the Bank of Japan’s new governor, Kazuo Ueda, maintained Japan’s ultra-loose monetary policy.
Portfolio Managers:
Mondrian Investment Partners Limited:
 Elizabeth A. Desmond
Nigel A. Bliss
Alex Simcox
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Mondrian International Value Fund - Standard Class
MSCI EAFE Index (net dividends)
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
12/31/13
12/31/23
$15,203
$14,040

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian International Value Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,040. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $15,203. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 20.11%
Five Years	+ 6.03%
Ten Years	+ 3.45%
Service Class Shares
One Year	+ 19.81%
Five Years	+ 5.77%
Ten Years	+ 3.19%
1. The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP Mondrian International Value Fund-1

LVIP Mondrian International Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”)Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,065.10	0.76%	$3.96
Service Class Shares	1,000.00	1,063.80	1.01%	5.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.40	0.76%	$3.87
Service Class Shares	1,000.00	1,020.20	1.01%	5.14

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Mondrian International Value Fund-2

LVIP Mondrian International Value Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023

Security Type/Country	Percentage of Net Assets
Common Stock	99.46%
Australia	1.60%
Austria	0.50%
France	9.03%
Germany	9.73%
Hong Kong	5.10%
Italy	7.11%
Japan	27.35%
Netherlands	3.20%
Singapore	4.02%
Spain	3.31%
Switzerland	3.78%
Taiwan	1.46%
United Kingdom	23.27%
Money Market Fund	0.07%
Total Investments	99.53%
Receivables and Other Assets Net of Liabilities	0.47%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Air Freight & Logistics	1.11%
Auto Components	1.68%
Automobiles	1.50%
Banks	9.27%
Building Products	1.59%
Chemicals	2.29%
Commercial Services & Supplies	1.68%
Construction & Engineering	2.11%
Construction Materials	1.66%
Diversified Telecommunication Services	2.64%
Electric Utilities	5.94%
Electrical Equipment	1.12%
Electronic Equipment, Instruments & Components	1.53%
Food & Staples Retailing	1.97%
Food Products	3.47%
Gas Utilities	2.58%
Health Care Equipment & Supplies	3.20%
Household Durables	4.05%
Industrial Conglomerates	5.34%
Insurance	4.04%
IT Services	3.19%
Machinery	4.05%
Media	1.98%
Metals & Mining	1.24%
Oil, Gas & Consumable Fuels	5.32%
Sector	Percentage of Net Assets
Personal Products	0.79%
Pharmaceuticals	11.39%
Road & Rail	1.60%
Semiconductors & Semiconductor Equipment	1.46%
Specialty Retail	1.75%
Technology Hardware, Storage & Peripherals	2.41%
Textiles, Apparel & Luxury Goods	2.60%
Tobacco	2.91%
Total	99.46%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Enel SpA	3.46%
Banco Santander SA	3.31%
Lloyds Banking Group PLC	3.23%
Koninklijke Philips NV	3.19%
Fujitsu Ltd.	3.19%
Sony Group Corp.	3.07%
Allianz SE	2.99%
Imperial Brands PLC	2.91%
United Overseas Bank Ltd.	2.73%
Sanofi SA	2.73%
Total	30.81%

IT–Information Technology
LVIP Mondrian International Value Fund-3

LVIP Mondrian International Value Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–99.46%
Australia–1.60%
Aurizon Holdings Ltd.	6,634,895	$17,181,128
		17,181,128
Austria–0.50%
ANDRITZ AG	86,283	5,372,220
		5,372,220
France–9.03%
Bouygues SA	601,467	22,655,325
Cie de Saint-Gobain SA	232,124	17,081,846
Kering SA	63,279	27,872,888
Sanofi SA	295,332	29,264,615
		96,874,674
Germany–9.73%
Allianz SE	120,050	32,065,444
Continental AG	211,811	17,986,110
Deutsche Post AG	239,898	11,879,194
Evonik Industries AG	1,202,648	24,561,774
Heidelberg Materials AG	200,071	17,877,089
		104,369,611
Hong Kong–5.10%
CK Hutchison Holdings Ltd.	4,501,000	24,123,308
Jardine Matheson Holdings Ltd.	353,300	14,559,493
WH Group Ltd.	24,903,862	16,074,209
		54,757,010
Italy–7.11%
Enel SpA	4,994,145	37,104,423
Eni SpA	676,608	11,464,058
Snam SpA	5,403,128	27,766,069
		76,334,550
Japan–27.35%
FUJIFILM Holdings Corp.	430,500	25,869,691
Fujitsu Ltd.	226,800	34,221,064
Hitachi Ltd.	258,500	18,645,000
Honda Motor Co. Ltd.	1,547,300	16,087,530
Kao Corp.	205,600	8,457,305
Kyocera Corp.	1,129,200	16,481,515
MINEBEA MITSUMI, Inc.	708,200	14,558,282
Mitsubishi Electric Corp.	846,300	11,998,253
Nippon Telegraph & Telephone Corp.	11,857,700	14,489,941
Secom Co. Ltd.	250,500	18,041,330
Sekisui Chemical Co. Ltd.	730,200	10,525,755
Sony Group Corp.	346,100	32,916,319
Sumitomo Metal Mining Co. Ltd.	444,200	13,376,406
Takeda Pharmaceutical Co. Ltd.	803,800	23,110,675
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Tokio Marine Holdings, Inc.	452,100	$11,315,326
Toyota Industries Corp.	287,900	23,481,206
		293,575,598
Netherlands–3.20%
†Koninklijke Philips NV	1,472,825	34,282,637
		34,282,637
Singapore–4.02%
Singapore Telecommunications Ltd.	7,398,800	13,847,347
United Overseas Bank Ltd.	1,359,581	29,308,641
		43,155,988
Spain–3.31%
Banco Santander SA	8,507,281	35,495,606
		35,495,606
Switzerland–3.78%
Novartis AG	269,874	27,232,871
†Sandoz Group AG	415,404	13,365,237
		40,598,108
Taiwan–1.46%
Taiwan Semiconductor Manufacturing Co. Ltd.	812,000	15,689,415
		15,689,415
United Kingdom–23.27%
Associated British Foods PLC	701,390	21,161,616
BP PLC	3,805,685	22,612,549
GSK PLC	1,582,808	29,258,169
Imperial Brands PLC	1,356,448	31,234,324
Kingfisher PLC	6,048,684	18,758,323
Lloyds Banking Group PLC	56,988,831	34,656,936
Shell PLC	701,720	23,000,717
SSE PLC	1,126,621	26,653,044
Tesco PLC	5,701,565	21,112,089
WPP PLC	2,218,563	21,294,024
		249,741,791
Total Common Stock (Cost $890,260,605)		1,067,428,336

MONEY MARKET FUND–0.07%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	816,763	816,763
Total Money Market Fund (Cost $816,763)		816,763

LVIP Mondrian International Value Fund-4

LVIP Mondrian International Value Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.53% (Cost $891,077,368)	$1,068,245,099
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.47%	5,007,109
NET ASSETS APPLICABLE TO 64,679,220 SHARES OUTSTANDING–100.00%	$1,073,252,208
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($813,764,486 / 49,031,186 Shares)	$16.597
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($259,487,722 / 15,648,034 Shares)	$16.583
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$976,398,015
Distributable earnings/(accumulated loss)	96,854,193
TOTAL NET ASSETS	$1,073,252,208

ΔSecurities have been classified by country of origin.
†Non-income producing.

★Includes $161,637 payable for securities purchased, $644,374 payable for fund shares redeemed, $59,214 other accrued expenses payable,
$679,173 due to manager and affiliates, $25,560 payable for audit fee and $35,221 payable for fund accounting fee as of December 31, 2023.

See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund-5

LVIP Mondrian International Value Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$40,051,416
Foreign taxes withheld	(2,891,685)
37,159,731
EXPENSES:
Management fees	6,826,625
Distribution fees-Service Class	626,879
Shareholder servicing fees	286,454
Accounting and administration expenses	192,696
Custodian fees	103,949
Professional fees	89,941
Trustees’ fees and expenses	35,454
Reports and statements to shareholders	34,630
Pricing fees	5,803
Consulting fees	2,976
Other	27,284
8,232,691
Less:
Management fees waived	(146,841)
Total operating expenses	8,085,850
NET INVESTMENT INCOME	29,073,881
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(16,441,138)
Foreign currencies	76,699
Foreign currency exchange contracts	(23,386)
Net realized loss	(16,387,825)
Net change in unrealized appreciation (depreciation) of:
Investments	158,132,088
Foreign currencies	145,694
Net change in unrealized appreciation (depreciation)	158,277,782
NET REALIZED AND UNREALIZED GAIN	141,889,957
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,963,838
See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$29,073,881	$24,978,961
Net realized loss	(16,387,825)	(16,345,041)
Net change in unrealized appreciation (depreciation)	158,277,782	(112,183,735)
Net increase (decrease) in net assets resulting from operations	170,963,838	(103,549,815)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(25,508,993)	(17,450,078)
Service Class	(7,514,360)	(6,619,369)
	(33,023,353)	(24,069,447)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	228,645,011	82,223,061
Service Class	23,529,612	43,390,585
Reinvestment of dividends and distributions:
Standard Class	25,508,993	17,450,078
Service Class	7,514,360	6,619,369
	285,197,976	149,683,093
Cost of shares redeemed:
Standard Class	(128,606,313)	(138,784,324)
Service Class	(55,439,872)	(56,747,636)
	(184,046,185)	(195,531,960)
Increase (decrease) in net assets derived from capital share transactions	101,151,791	(45,848,867)
NET INCREASE (DECREASE) IN NET ASSETS	239,092,276	(173,468,129)
NET ASSETS:
Beginning of year	834,159,932	1,007,628,061
End of year	$1,073,252,208	$834,159,932
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund-6

LVIP Mondrian International Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$14.273	$16.478	$15.341	$16.962	$15.218
Income (loss) from investment operations:
Net investment income[1]	0.475	0.435	0.466	0.340	0.550
Net realized and unrealized gain (loss)	2.384	(2.215)	1.249	(1.243)	2.174
Total from investment operations	2.859	(1.780)	1.715	(0.903)	2.724
Less dividends and distributions from:
Net investment income	(0.535)	(0.425)	(0.578)	(0.343)	(0.624)
Net realized gain	—	—	—	(0.375)	(0.356)
Total dividends and distributions	(0.535)	(0.425)	(0.578)	(0.718)	(0.980)
Net asset value, end of period	$16.597	$14.273	$16.478	$15.341	$16.962
Total return[2]	20.11%	(10.76% )	11.26%	(4.97% )	18.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$813,764	$588,377	$718,353	$655,155	$768,883
Ratio of expenses to average net assets	0.75%	0.76%	0.75%	0.78%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.78%	0.76%	0.78%	0.76%
Ratio of net investment income to average net assets	3.01%	2.90%	2.78%	2.40%	3.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.00%	2.88%	2.77%	2.40%	3.35%
Portfolio turnover	25%	23%	22%	22%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund-7

LVIP Mondrian International Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$14.262	$16.465	$15.327	$16.953	$15.212
Income (loss) from investment operations:
Net investment income[1]	0.434	0.397	0.423	0.304	0.508
Net realized and unrealized gain (loss)	2.381	(2.213)	1.250	(1.247)	2.172
Total from investment operations	2.815	(1.816)	1.673	(0.943)	2.680
Less dividends and distributions from:
Net investment income	(0.494)	(0.387)	(0.535)	(0.308)	(0.583)
Net realized gain	—	—	—	(0.375)	(0.356)
Total dividends and distributions	(0.494)	(0.387)	(0.535)	(0.683)	(0.939)
Net asset value, end of period	$16.583	$14.262	$16.465	$15.327	$16.953
Total return[2]	19.81%	(10.98% )	10.99%	(5.21% )	17.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$259,488	$245,783	$289,275	$289,235	$295,266
Ratio of expenses to average net assets	1.00%	1.01%	1.00%	1.03%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	1.03%	1.01%	1.03%	1.01%
Ratio of net investment income to average net assets	2.76%	2.65%	2.53%	2.15%	3.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.75%	2.63%	2.52%	2.15%	3.10%
Portfolio turnover	25%	23%	22%	22%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund-8

LVIP Mondrian International Value Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current
LVIP Mondrian International Value Fund-9

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP Mondrian International Value Fund is $902,109 and $901,048 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.90% of the first $200 million of the Fund’s average daily net assets; 0.75% of the next $200 million; and 0.60% of the Fund’s average daily net assets in excess of $400 million.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.015% on the first $1 billion of the Fund’s average daily net assets and 0.01% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$78,492
Legal	12,869
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Mondrian International Value Fund-10

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $22,966 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$599,320
Distribution fees payable to LFD	53,943
Shareholder servicing fees payable to Lincoln Life	25,910
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$341,581,759
Sales	246,826,706
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$932,325,461
Aggregate unrealized appreciation of investments	$181,254,952
Aggregate unrealized depreciation of investments	(45,297,744)
Net unrealized appreciation of investments	$135,957,208
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Mondrian International Value Fund-11

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$17,181,128	$—	$—	$17,181,128
Austria	5,372,220	—	—	5,372,220
France	96,874,674	—	—	96,874,674
Germany	104,369,611	—	—	104,369,611
Hong Kong	54,757,010	—	—	54,757,010
Italy	76,334,550	—	—	76,334,550
Japan	293,575,598	—	—	293,575,598
Netherlands	34,282,637	—	—	34,282,637
Singapore	43,155,988	—	—	43,155,988
Spain	35,495,606	—	—	35,495,606
Switzerland	40,598,108	—	—	40,598,108
Taiwan	15,689,415	—	—	15,689,415
United Kingdom	249,741,791	—	—	249,741,791
Money Market Fund	816,763	—	—	816,763
Total Investments	$1,068,245,099	$—	$—	$1,068,245,099
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$33,023,353	$24,069,447
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,661,276
Capital loss carryforward	(42,764,292)
Other temporary differences	1
Net unrealized appreciation	135,957,208
Distributable earnings/(accumulated loss)	$96,854,193
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$42,764,292	$42,764,292
In 2023, the Fund utilized $164,687 of capital loss carryforwards.
LVIP Mondrian International Value Fund-12

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	14,404,374	5,396,066
Service Class	1,497,028	2,905,618
Shares reinvested:
Standard Class	1,570,580	1,237,381
Service Class	463,011	470,967
	17,934,993	10,010,032
Shares redeemed:
Standard Class	(8,166,906)	(9,004,263)
Service Class	(3,545,833)	(3,711,739)
	(11,712,739)	(12,716,002)
Net increase (decrease)	6,222,254	(2,705,970)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts facilitate or expedite the settlement of portfolio transactions.
LVIP Mondrian International Value Fund-13

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(23,386)	$—
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$47,236
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Mondrian International Value Fund-14

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Mondrian International Value Fund-15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Mondrian International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Mondrian International Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Mondrian International Value Fund–16

LVIP Mondrian International Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Mondrian International Value Fund-17

LVIP Mondrian International Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the LVIP Mondrian International Value Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the backgrounds of the portfolio managers and Mondrian’s investment decision-making approach. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Mondrian International Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period, below the return of the Morningstar peer group median and the benchmark index for the three-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the five-year period and the same as the return of the Morningstar peer group median and below the return of the benchmark index for the ten-year period. The Board considered LFI’s comments that the Fund’s value bias contributed to underperformance compared to the benchmark for the five-year period and that security selection in the Consumer Staples and Technology sectors detracted from performance over the three-year period. The Board determined that the services provided by Mondrian were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the fee rates charged to other accounts with an investment strategy similar to the Fund’s advised by Mondrian. The Board considered that LFI compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LFI and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by Mondrian as to any additional benefits it receives and noted that none were identified.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Mondrian International Value Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Mondrian International Value Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Mondrian International Value Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Mondrian International Value Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Mondrian International Value Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Mondrian International Value Fund-23

LVIP Multi-Manager Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Multi-Manager Global Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 26.01% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the LVIP Multi-Manager Global Equity Composite1, returned 22.45% and its broad-based benchmark index, the S&P 500® Index2, returned 26.29%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index3 and the Bloomberg U.S. Treasury Index4 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index5 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index returned 26.3% during 2023, while the Nasdaq® Composite Index6 returned 44.6% over that same period. As measured by the CBOE Volatility Index7 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index8, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
This Fund invests in global equities. The Fund has exposure to both growth and value factors through allocations to multiple strategies. During the calendar year 2023, allocations to growth equities generally contributed to benchmark relative returns.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Multi-Manager Global Equity Managed Volatility Fund-1

LVIP Multi-Manager Global Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
LVIP Multi-Manager Global Equity Managed Volatility Fund
Growth of $10,000 invested 5/1/14 through 12/31/23

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
LVIP Multi-Manager Global Equity Composite
S&P 500® Index
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
5/1/14
12/31/23
$30,373
$23,348
$18,116
$17,514

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Multi-Manager Global Equity Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,116 for the Standard Class shares and to $17,514 for the Service Class shares. For comparison, look at how the LVIP Multi-Manager Global Equity Composite and S&P 500® Index did from 5/1/14 through 12/31/23. The same $10,000 investment would have increased to $23,348 and $30,373, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 26.01%
Five Years	+ 10.64%
Inception (5/1/14)	+ 6.34%
Service Class Shares
One Year	+ 25.58%
Five Years	+ 10.25%
Inception (5/1/14)	+ 5.97%
1.The LVIP Multi-Manager Global Equity Composite is an unmanaged index compiled by Lincoln Financial Investment Corporation (LFI), the Fund’s advisor. The LVIP Multi-Manager Global Equity Composite is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index , 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index.
2.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
4.The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
5.The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
6.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
8.The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries* around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Multi-Manager Global Equity Managed Volatility Fund-2

LVIP Multi-Manager Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,077.40	0.21%	$1.10
Service Class Shares	1,000.00	1,075.50	0.56%	2.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.40	0.56%	2.85

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Multi-Manager Global Equity Managed Volatility Fund-3

LVIP Multi-Manager Global Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.53%
Investment Companies	95.53%
Equity Fund	38.24%
International Equity Funds	57.29%
Unaffiliated Investment	4.29%
Investment Company	4.29%
Money Market Fund	4.29%
Total Investments	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%
LVIP Multi-Manager Global Equity Managed Volatility Fund-4

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.53%
INVESTMENT COMPANIES–95.53%
Equity Fund–38.24%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	1,840,089	$35,502,664
		35,502,664
International Equity Funds–57.29%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Dimensional International Core Equity Fund	734,235	8,821,100
LVIP Franklin Templeton Multi-Factor International Equity Fund	1,107,530	8,912,295
LVIP Loomis Sayles Global Growth Fund	2,339,710	35,458,304
		53,191,699
Total Affiliated Investments (Cost $61,848,996)		88,694,363

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.29%
INVESTMENT COMPANY–4.29%
Money Market Fund–4.29%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	3,983,420	$3,983,420
Total Unaffiliated Investment (Cost $3,983,420)		3,983,420

TOTAL INVESTMENTS–99.82% (Cost $65,832,416)	92,677,783
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.18%	166,167
NET ASSETS APPLICABLE TO 6,901,613 SHARES OUTSTANDING–100.00%	$92,843,950

✧✧Standard Class shares.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
3	British Pound	$239,081	$234,908	3/18/24	$4,173	$—
3	Euro	415,313	406,268	3/18/24	9,045	—
3	Japanese Yen	269,100	261,470	3/18/24	7,630	—
					20,848	—
Equity Contracts:
4	E-mini MSCI Emerging Markets Index	206,740	197,629	3/15/24	9,111	—
4	E-mini Russell 2000 Index	409,540	377,129	3/15/24	32,411	—
8	E-mini S&P 500 Index	1,928,000	1,850,112	3/15/24	77,888	—
2	E-mini S&P MidCap 400 Index	561,900	527,183	3/15/24	34,717	—
8	Euro STOXX 50 Index	401,220	399,186	3/15/24	2,034	—
3	FTSE 100 Index	296,605	288,235	3/15/24	8,370	—
1	Nikkei 225 Index (OSE)	237,234	233,336	3/7/24	3,898	—
					168,429	—
Total Futures Contracts					$189,277	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

LVIP Multi-Manager Global Equity Managed Volatility Fund-5

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments (continued)

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund-6

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Affiliated investments, at value	$88,694,363
Unaffiliated investments, at value	3,983,420
Cash collateral held at broker for futures contracts	248,488
Receivable for fund shares sold	28,169
Dividends and interest receivable	17,588
Expense reimbursement receivable from Lincoln Financial Investments Corporation	11,720
Prepaid expenses	403
TOTAL ASSETS	92,984,151
LIABILITIES:
Due to manager and affiliates	44,396
Payable for audit fee	22,140
Payable for fund accounting fee	16,308
Variation margin due to broker on futures contracts	15,712
Payable for fund shares redeemed	14,207
Other accrued expenses payable	14,175
Payable for securities purchased	13,263
TOTAL LIABILITIES	140,201
TOTAL NET ASSETS	$92,843,950
Affiliated investments, at cost	$61,848,996
Unaffiliated investments, at cost	3,983,420
Standard Class:
Net Assets	$1,507,289
Shares Outstanding	111,932
Net Asset Value Per Share	$13.466
Service Class:
Net Assets	$91,336,661
Shares Outstanding	6,789,681
Net Asset Value Per Share	$13.452
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$67,143,030
Distributable earnings/(accumulated loss)	25,700,920
TOTAL NET ASSETS	$92,843,950
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund-7

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from affiliated investments	$1,179,413
Dividends from unaffiliated investments	230,785
1,410,198
EXPENSES:
Distribution fees-Service Class	350,126
Management fees	223,741
Accounting and administration expenses	58,861
Professional fees	41,584
Shareholder servicing fees	29,908
Custodian fees	5,591
Consulting fees	5,099
Reports and statements to shareholders	4,853
Trustees’ fees and expenses	3,889
Pricing fees	651
Other	4,489
728,792
Less:
Management fees waived	(3,496)
Expenses reimbursed	(158,596)
Total operating expenses	566,700
NET INVESTMENT INCOME	843,498
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	1,646,665
Sale of unaffiliated investments	4,711
Distributions from affiliated investment companies	2,344,083
Foreign currencies	2,683
Futures contracts	224,506
Net realized gain	4,222,648
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	16,789,244
Foreign currencies	(171)
Futures contracts	194,450
Net change in unrealized appreciation (depreciation)	16,983,523
NET REALIZED AND UNREALIZED GAIN	21,206,171
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,049,669
See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$843,498	$1,265,717
Net realized gain	4,222,648	1,788,853
Net change in unrealized appreciation (depreciation)	16,983,523	(26,605,669)
Net increase (decrease) in net assets resulting from operations	22,049,669	(23,551,099)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(64,389)	(67,301)
Service Class	(3,575,260)	(1,714,417)
Return of capital:
Standard Class	—	(7,555)
Service Class	—	(242,661)
	(3,639,649)	(2,031,934)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	338,024	93,787
Service Class	10,298,810	7,608,246
Reinvestment of dividends and distributions:
Standard Class	64,389	74,856
Service Class	3,575,260	1,957,078
	14,276,483	9,733,967
Cost of shares redeemed:
Standard Class	(2,573,965)	(65,355)
Service Class	(39,164,233)	(13,148,372)
	(41,738,198)	(13,213,727)
Decrease in net assets derived from capital share transactions	(27,461,715)	(3,479,760)
NET DECREASE IN NET ASSETS	(9,051,695)	(29,062,793)
NET ASSETS:
Beginning of year	101,895,645	130,958,438
End of year	$92,843,950	$101,895,645
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund-8

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$11.160	$13.930	$12.236	$10.826	$9.175
Income (loss) from investment operations:
Net investment income[2]	0.145	0.178	0.121	0.097	0.101
Net realized and unrealized gain (loss)	2.761	(2.679)	1.824	1.568	1.706
Total from investment operations	2.906	(2.501)	1.945	1.665	1.807
Less dividends and distributions from:
Net investment income	(0.178)	(0.177)	(0.251)	(0.255)	(0.077)
Net realized gain	(0.422)	(0.065)	—	—	(0.079)
Return of capital	—	(0.027)	—	—	—
Total dividends and distributions	(0.600)	(0.269)	(0.251)	(0.255)	(0.156)
Net asset value, end of period	$13.466	$11.160	$13.930	$12.236	$10.826
Total return[3]	26.01%	(17.93% )	15.90%	15.47%	19.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,507	$3,189	$3,850	$3,236	$2,859
Ratio of expenses to average net assets[4]	0.21%	0.21%	0.21%	0.21%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.37%	0.40%	0.38%	0.43%	0.42%
Ratio of net investment income to average net assets	1.16%	1.50%	0.89%	0.93%	1.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.00%	1.31%	0.72%	0.71%	0.80%
Portfolio turnover	15%	18%	12%	17%	13%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund-9

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$11.145	$13.907	$12.219	$10.818	$9.170
Income (loss) from investment operations:
Net investment income[2]	0.101	0.136	0.073	0.060	0.065
Net realized and unrealized gain (loss)	2.752	(2.672)	1.820	1.561	1.703
Total from investment operations	2.853	(2.536)	1.893	1.621	1.768
Less dividends and distributions from:
Net investment income	(0.124)	(0.134)	(0.205)	(0.220)	(0.041)
Net realized gain	(0.422)	(0.065)	—	—	(0.079)
Return of capital	—	(0.027)	—	—	—
Total dividends and distributions	(0.546)	(0.226)	(0.205)	(0.220)	(0.120)
Net asset value, end of period	$13.452	$11.145	$13.907	$12.219	$10.818
Total return[3]	25.58%	(18.22% )	15.49%	15.07%	19.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,337	$98,707	$127,109	$100,707	$82,078
Ratio of expenses to average net assets[4]	0.56%	0.56%	0.56%	0.56%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.72%	0.75%	0.73%	0.78%	0.77%
Ratio of net investment income to average net assets	0.81%	1.15%	0.54%	0.58%	0.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.65%	0.96%	0.37%	0.36%	0.45%
Portfolio turnover	15%	18%	12%	17%	13%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund-10

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders.  The Trust is an open-end  investment company. The Fund is a diversified  management investment company registered  under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) or unaffiliated managers (collectively,  the “Underlying Funds”). The Fund is advised by LFI. The Underlying Funds invest in U.S. and foreign stocks. In addition to investment companies, the Fund may invest in individual securities, such as money market securities, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded  futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Multi-Manager Global Equity Managed Volatility Fund-11

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2023, LFI receives a management fee at an annual rate of 0.20% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).   Prior to May 1, 2023, the management fee was 0.25% of the Fund's average daily net assets.   Prior to May 1, 2023, LFI had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.01% of the Fund’s average daily net assets.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.21% of average daily net assets for the Standard Class and 0.56% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$196,055	$192,960	$158,596	$547,611
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$8,443
Legal	1,379
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,477 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Multi-Manager Global Equity Managed Volatility Fund-12

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$11,720
Management fees payable to LFI	15,486
Distribution fees payable to LFD	26,664
Shareholder servicing fees payable to Lincoln Life	2,246
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.53%@
Equity Fund-38.24%@
✧✧LVIP Dimensional U.S. Core Equity 2 Fund	$38,155,451	$7,759,206	$15,907,176	$2,172,734	$3,322,449	$35,502,664	1,840,089	$414,473	$1,287,332
International Equity Funds-57.29%@
✧✧LVIP Dimensional International Core Equity Fund	10,047,463	1,565,232	3,920,768	(52,117)	1,181,290	8,821,100	734,235	258,046	—
✧✧LVIP Franklin Templeton Multi-Factor International Equity Fund	10,244,463	1,583,347	4,160,146	(400,175)	1,644,806	8,912,295	1,107,530	372,113	—
✧✧LVIP Loomis Sayles Global Growth Fund	38,401,725	3,974,079	17,484,422	(73,777)	10,640,699	35,458,304	2,339,710	134,781	1,056,751
Total	$96,849,102	$14,881,864	$41,472,512	$1,646,665	$16,789,244	$88,694,363		$1,179,413	$2,344,083

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$14,881,864
Sales	41,472,513
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$67,521,558
Aggregate unrealized appreciation of investments and derivatives	$25,160,123
Aggregate unrealized depreciation of investments and derivatives	(124)
Net unrealized appreciation of investments and derivatives	$25,159,999
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP Multi-Manager Global Equity Managed Volatility Fund-13

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$88,694,363	$—	$—	$88,694,363
Unaffiliated Investment Company	3,983,420	—	—	3,983,420
Total Investments	$92,677,783	$—	$—	$92,677,783
Derivatives:
Assets:
Futures Contracts	$189,277	$—	$—	$189,277
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$1,163,671	$1,268,131
Long-term capital gains	2,475,978	513,587
Return of capital	—	250,216
Total	$3,639,649	$2,031,934
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$227,046
Undistributed long-term capital gains	313,875
Net unrealized appreciation	25,159,999
Distributable earnings/(accumulated loss)	$25,700,920
LVIP Multi-Manager Global Equity Managed Volatility Fund-14

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(1)	$1
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	27,116	8,144
Service Class	807,268	643,156
Shares reinvested:
Standard Class	4,760	6,811
Service Class	264,580	178,305
	1,103,724	836,416
Shares redeemed:
Standard Class	(205,711)	(5,543)
Service Class	(3,138,866)	(1,104,516)
	(3,344,577)	(1,110,059)
Net decrease	(2,240,853)	(273,643)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP Multi-Manager Global Equity Managed Volatility Fund-15

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$168,429	Variation margin due to broker on futures contracts	$—
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	20,848	Variation margin due to broker on futures contracts	—
Total		$189,277		$—

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$290,940	$174,873
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(66,434)	19,577
Total		$224,506	$194,450
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$5,282,589	$—
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Multi-Manager Global Equity Managed Volatility Fund-16

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund-17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Multi-Manager Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Multi-Manager Global Equity Managed Volatility Fund–18

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii)  the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and SIMNA provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”).  The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility.  The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Multi-Manager Global Equity Managed Volatility Fund-19

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.  The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Multi-Manager Global Equity Managed Volatility Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Global Large-Stock Blend funds category and a custom index (LVIP Multi-Manager Global Equity Composite).  The Board also referred to the information provided by LFI comparing the total return, standard deviation and Sharpe ratio of the Fund to a Global Large-Stock Blend funds category and the custom benchmark.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement.  The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA.  The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund.  The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy.  The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.  The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for SIMNA.  The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Multi-Manager Global Equity Managed Volatility Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Multi-Manager Global Equity Managed Volatility Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Multi-Manager Global Equity Managed Volatility Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Multi-Manager Global Equity Managed Volatility Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Multi-Manager Global Equity Managed Volatility Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Multi-Manager Global Equity Managed Volatility Fund-25

LVIP PIMCO Low Duration Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP PIMCO Low Duration Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP PIMCO Low Duration Bond Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Pacific Investment Management Company LLC
The Fund returned 4.87% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the ICE Bank of America 1-3 Yr US Treasury Index1, returned 4.26%.
Despite regional bank concerns, risk assets rose in early 2023. Bond yields fell, the yield curve inverted further, and market volatility increased due to the Credit Suisse crisis and its takeover by UBS. Fears of financial contagion led to a rally in bond yields and despite U.S. debt default concerns, market optimism in second quarter remained due to positive debt ceiling negotiations. The U.S. Federal Reserve (the Fed) signaled two additional rate hikes due to resilient growth and swift banking sector stress resolution.
In the third quarter, bond yields rose due to resilient growth and sticky inflation, and central banks maintained hawkish guidance. U.S. 10-year Treasuries' real yields climbed to a post-Great Financial Crisis high. Signs of slowing inflation and a cooling labor market in the fourth quarter led to an accelerated path of rate cuts for 2024, prompting a global bond market rally. The Fed paused rate hikes for the third consecutive time, while the Fed’s dot plot pointed to potential for 75 basis points of cuts in 2024.
Spread sectors were the largest contributors to Fund performance. This was driven by a tactical allocation to securitized and investment grade corporate credit. High quality collateralized loan obligations, commercial mortgage-backed securities, and asset-backed securities served as attractive, diversifying sources of yield. Investment grade corporate credit contributed to performance as spreads tightened. Within rates, U.S. duration contributed to performance as U.S. rates rose due to the Fed’s continued hawkish effort to tame inflation. Within currency strategies, a tactical long exposure to the Japanese yen detracted from performance. Additionally, an underweight to the U.S. dollar detracted from performance as U.S. rates increased.
Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to interest rates was partly facilitated through the use of interest rate swaps and futures. The Fund utilized credit default swaps to manage credit beta. Currency positioning was partly achieved through currency forward agreements.
With the cessation date for representative U.S. dollar London Inter-Bank Offered Rate having now occurred (as of June 30, 2023), as of the current date, PIMCO does not believe there have been any material impacts to the Fund related to reference rate reform. We continue to monitor relevant rule-making and market developments.
Portfolio Managers:
Pacific Investment Management
Company LLC:
 Jerome M. Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/14 through 12/31/23

LVIP PIMCO Low Duration Bond Fund - Standard Class
LVIP PIMCO Low Duration Bond Fund - Service Class
ICE Bank of America 1-3 Yr US Treasury Index
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
5/1/14
12/31/23
$11,468
$11,196
$11,074

This chart illustrates, hypothetically, that $10,000 was invested in LVIP PIMCO Low Duration Bond Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,468 for the Standard Class shares and to $11,196 for the Service Class shares. For comparison, look at how the ICE Bank of America 1-3 Yr US Treasury Index did over the same period. The same $10,000 investment would have increased to $11,074. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 4.87%
Five Years	+ 1.30%
Inception (5/1/14)	+ 1.43%
Service Class Shares
One Year	+ 4.61%
Five Years	+ 1.04%
Inception (5/1/14)	+ 1.18%
1. The ICE Bank of America 1-3 Year US Treasury Index is a subset of the BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.
LVIP PIMCO Low Duration Bond Fund-1

LVIP PIMCO Low Duration Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,038.20	1.01%	$5.19
Service Class Shares	1,000.00	1,036.80	1.14%	5.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.10	1.01%	$5.15
Service Class Shares	1,000.00	1,019.50	1.14%	5.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP PIMCO Low Duration Bond Fund-2

LVIP PIMCO Low Duration Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	6.60%
Agency Commercial Mortgage-Backed Security	0.06%
Agency Mortgage-Backed Securities	8.89%
Agency Obligations	11.52%
Corporate Bonds	37.46%
Aerospace & Defense	0.34%
Agriculture	1.08%
Auto Manufacturers	3.06%
Banks	14.86%
Biotechnology	0.16%
Chemicals	0.37%
Commercial Services	0.39%
Diversified Financial Services	4.65%
Electric	2.40%
Electronics	0.03%
Entertainment	0.29%
Health Care Services	0.99%
Home Builders	0.34%
Insurance	1.83%
Investment Company	0.47%
Machinery Diversified	0.99%
Media	0.57%
Oil & Gas	0.70%
Packaging & Containers	0.44%
Real Estate Investment Trusts	0.71%
Semiconductors	1.08%
Software	0.39%
Telecommunications	0.63%
Transportation	0.13%
Trucking & Leasing	0.56%
Municipal Bonds	2.00%
Non-Agency Asset-Backed Securities	32.69%
Non-Agency Collateralized Mortgage Obligations	4.05%
Non-Agency Commercial Mortgage-Backed Securities	5.78%
Sovereign Bonds	2.09%
U.S. Treasury Obligations	9.55%
Money Market Fund	0.66%
Short-Term Investments	1.29%
Total Investments	122.64%
Liabilities Net of Receivables and Other Assets	(22.64%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	30.11%
AAA	33.95%
AA	3.64%
A	15.71%
BBB	13.08%
BB	0.85%
Non-Rated	1.69%
Short-Term Investments	0.97%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP PIMCO Low Duration Bond Fund–3

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments
December 31, 2023

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–6.60%
Fannie Mae REMIC
•Series 2011-86 NF 6.00% (SOFR30A + 0.66%) 9/25/41	753,936	$742,582
Series 2013-6 JB 1.50% 2/25/43	5,385,895	4,544,421
•Series 2014-49 AF 5.49% (SOFR30A + 0.43%) 8/25/44	335,404	330,956
•Series 2017-95 FA 5.53% (SOFR30A + 0.46%) 11/25/47	1,985,561	1,956,932
•Series 2019-53 FA 5.32% (SOFR30A + 0.51%) 9/25/49	1,938,270	1,912,610
•Series 2020-29 FC 5.48% (SOFR30A + 0.91%) 5/25/50	2,208,303	2,207,019
Freddie Mac REMIC
Series 4141 PA 1.50% 12/15/42	5,639,867	4,645,769
•Series 4347 WF 5.16% (SOFR30A + 0.51%) 1/15/40	667,845	659,255
•Series 4367 GF 5.14% (SOFR30A + 0.46%) 3/15/37	1,947,591	1,919,252
•Series 4419 AF 5.25% (SOFR30A + 0.45%) 6/15/40	1,140,419	1,123,973
•Series 4730 WF 5.72% (SOFR30A + 0.46%) 8/15/38	2,136,546	2,105,821
•Series 4906 WF 4.90% (SOFR30A + 0.51%) 12/15/38	2,415,003	2,383,377
Series 4948 E 2.50% 10/25/48	323,130	291,281
Series 5115 CD 1.00% 8/15/44	5,490,133	4,636,986
•Freddie Mac Strips
Series 328 F4 5.17% (SOFR30A + 0.46%) 2/15/38	2,081,373	2,050,306
Series 330 F4 5.60% (SOFR30A + 0.46%) 10/15/37	930,305	916,682
•GNMA
Series 2016-H17 FC 6.27% (TSFR01M + 0.94%) 8/20/66	1,240,498	1,234,349
Series 2016-H19 FA 6.22% (TSFR01M + 0.89%) 9/20/66	952,394	950,691
Series 2022-H22 EF 6.09% (SOFR30A + 0.75%) 10/20/72	3,612,392	3,603,414
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•GNMA (continued)
Series 2023-H02 FA 6.24% (SOFR30A + 0.90%) 1/20/73	3,488,061	$3,460,475
Series 2023-H23 JF 6.32% (SOFR30A + 0.98%) 9/20/73	7,991,739	8,000,494
Series 2023-H26 DF 5.64% (SOFR30A + 0.30%) 9/20/73	8,506,897	8,423,842
Total Agency Collateralized Mortgage Obligations (Cost $60,883,623)		58,100,487
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.06%
•Fannie Mae-Aces Series 2017-M13 FA 5.84% (SOFR30A + 0.51%) 10/25/24	515,823	511,838
Total Agency Commercial Mortgage-Backed Security (Cost $515,823)		511,838
AGENCY MORTGAGE-BACKED SECURITIES–8.89%
Fannie Mae S.F. 30 yr TBA
4.00% 1/1/54	22,200,000	20,995,477
5.00% 2/1/54	57,900,000	57,307,430
Total Agency Mortgage-Backed Securities (Cost $77,017,839)		78,302,907
AGENCY OBLIGATIONS–11.52%
Federal Home Loan Banks 5.30% 12/6/24	23,300,000	23,296,381
Federal Home Loan Mortgage Corp.
5.31% 11/15/24	17,000,000	16,999,833
∞5.36% 11/22/24	28,200,000	28,170,464
5.52% 5/28/25	11,000,000	10,993,586
5.68% 4/3/25	11,000,000	11,000,151
5.73% 4/3/25	11,000,000	11,000,052
Total Agency Obligations (Cost $101,497,027)		101,460,467
CORPORATE BONDS–37.46%
Aerospace & Defense–0.34%
Boeing Co. 1.43% 2/4/24	3,000,000	2,987,234
		2,987,234
Agriculture–1.08%
BAT Capital Corp. 3.22% 8/15/24	2,195,000	2,159,241
∞Imperial Brands Finance PLC 3.13% 7/26/24	7,500,000	7,375,325
		9,534,566
LVIP PIMCO Low Duration Bond Fund-4

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers–3.06%
Daimler Truck Finance North America LLC 5.15% 1/16/26	4,200,000	$4,211,507
Ford Motor Credit Co. LLC 4.13% 8/4/25	2,400,000	2,332,672
General Motors Financial Co., Inc. 3.95% 4/13/24	1,400,000	1,391,632
Hyundai Capital America 5.50% 3/30/26	4,200,000	4,221,796
•Nissan Motor Acceptance Co. LLC 6.28% (TSFR03M + 0.90%) 3/8/24	1,780,000	1,779,177
∞•Toyota Motor Credit Corp. 6.02% (SOFR + 0.62%) 6/13/24	13,000,000	13,011,689
		26,948,473
Banks–14.86%
μABN AMRO Bank NV 6.58% 10/13/26	2,000,000	2,032,732
μBank of America Corp.
1.84% 2/4/25	5,000,000	4,980,600
5.08% 1/20/27	2,000,000	1,995,595
Barclays PLC
μ3.93% 5/7/25	2,000,000	1,986,114
4.38% 1/12/26	3,000,000	2,959,049
μ5.30% 8/9/26	4,000,000	3,983,425
BNP Paribas SA
3.80% 1/10/24	2,901,000	2,899,725
∞μ4.71% 1/10/25	7,000,000	6,999,380
μBPCE SA 6.61% 10/19/27	2,700,000	2,778,376
μCitigroup, Inc. 3.29% 3/17/26	1,000,000	973,553
μCooperatieve Rabobank UA 1.98% 12/15/27	4,200,000	3,830,580
Danske Bank AS 5.38% 1/12/24	3,400,000	3,399,225
Deutsche Bank AG 0.90% 5/28/24	2,000,000	1,964,282
Federation des Caisses Desjardins du Quebec 2.05% 2/10/25	3,571,000	3,443,952
•Goldman Sachs Group, Inc.
5.86% (SOFR + 0.49%) 10/21/24	3,200,000	3,195,968
5.90% (BBSW3M + 1.55%) 5/2/24	300,000	204,627
Hana Bank 3.25% 3/30/27	2,000,000	1,911,421
HSBC Holdings PLC
μ0.98% 5/24/25	3,100,000	3,036,977
•6.85% (SOFR + 1.43%) 3/10/26	500,000	501,682
•6.86% (TSFR03M + 1.49%) 3/11/25	2,350,000	2,353,925
μING Groep NV 3.87% 3/28/26	5,600,000	5,488,323
μLloyds Banking Group PLC
3.51% 3/18/26	2,500,000	2,441,487
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μLloyds Banking Group PLC (continued)
4.72% 8/11/26	3,000,000	$2,960,135
Mitsubishi UFJ Financial Group, Inc.
μ0.96% 10/11/25	6,300,000	6,074,131
1.41% 7/17/25	4,000,000	3,774,572
μMorgan Stanley 1.16% 10/21/25	5,000,000	4,811,954
•Nordea Bank Abp 6.38% (SOFR + 0.96%) 6/6/25	4,000,000	4,016,087
•QNB Finance Ltd. 6.89% (LIBOR03M + 1.25%) 3/21/24	3,000,000	2,996,820
∞μSantander U.K. Group Holdings PLC 6.83% 11/21/26	8,500,000	8,656,007
Societe Generale SA
μ1.49% 12/14/26	2,700,000	2,485,042
2.63% 1/22/25	3,100,000	3,003,644
Standard Chartered PLC
μ1.82% 11/23/25	1,000,000	962,993
•6.34% (SOFR + 0.93%) 11/23/25	3,100,000	3,084,060
•7.18% (SOFR + 1.74%) 3/30/26	4,500,000	4,521,018
Sumitomo Mitsui Financial Group, Inc.
1.47% 7/8/25	2,500,000	2,365,703
5.88% 7/13/26	4,000,000	4,089,962
Synchrony Bank 5.40% 8/22/25	4,900,000	4,826,417
•UBS AG 5.21% (BBSW3M + 0.87%) 7/30/25	2,000,000	1,358,950
μUBS Group AG
4.49% 5/12/26	5,800,000	5,711,765
5.71% 1/12/27	1,800,000	1,809,860
		130,870,118
Biotechnology–0.16%
Illumina, Inc. 5.80% 12/12/25	1,400,000	1,404,790
		1,404,790
Chemicals–0.37%
International Flavors & Fragrances, Inc. 1.23% 10/1/25	3,500,000	3,239,738
		3,239,738
Commercial Services–0.39%
Global Payments, Inc. 1.20% 3/1/26	2,800,000	2,572,373
LVIP PIMCO Low Duration Bond Fund-5

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
•Transurban Queensland Finance Pty. Ltd. 6.41% (BBSW3M + 2.05%) 12/16/24	1,200,000	$823,795
		3,396,168
Diversified Financial Services–4.65%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.65% 10/29/24	4,000,000	3,860,418
Air Lease Corp. 4.25% 2/1/24	5,200,000	5,191,676
Avolon Holdings Funding Ltd. 2.88% 2/15/25	4,700,000	4,533,312
Cantor Fitzgerald LP 4.88% 5/1/24	5,200,000	5,160,264
LeasePlan Corp. NV 2.88% 10/24/24	5,000,000	4,886,068
LSEGA Financing PLC 0.65% 4/6/24	6,500,000	6,406,510
Nomura Holdings, Inc.
1.85% 7/16/25	6,300,000	5,964,761
2.65% 1/16/25	3,800,000	3,686,633
ORIX Corp. 3.25% 12/4/24	1,300,000	1,274,184
		40,963,826
Electric–2.40%
AES Corp. 1.38% 1/15/26	5,200,000	4,811,451
Enel Finance International NV 4.25% 6/15/25	3,000,000	2,956,500
Israel Electric Corp. Ltd. 5.00% 11/12/24	4,000,000	3,938,854
•Korea Southern Power Co. Ltd. 5.31% (BBSW3M + 0.97%) 10/30/24	2,500,000	1,700,654
Pacific Gas & Electric Co.
2.10% 8/1/27	1,300,000	1,171,602
2.95% 3/1/26	200,000	189,434
3.40% 8/15/24	300,000	294,990
3.75% 2/15/24	100,000	99,689
4.95% 6/8/25	2,400,000	2,384,256
Southern California Edison Co. 1.10% 4/1/24	3,600,000	3,560,266
		21,107,696
Electronics–0.03%
Arrow Electronics, Inc. 3.25% 9/8/24	250,000	245,488
		245,488
Entertainment–0.29%
Warnermedia Holdings, Inc. 3.79% 3/15/25	2,600,000	2,547,831
		2,547,831
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services–0.99%
CommonSpirit Health 1.55% 10/1/25	4,000,000	$3,745,634
HCA, Inc. 5.00% 3/15/24	5,000,000	4,990,883
		8,736,517
Home Builders–0.34%
Lennar Corp. 4.50% 4/30/24	3,000,000	2,984,193
		2,984,193
Insurance–1.83%
•Athene Global Funding 6.40% (TSFR03M + 0.99%) 1/8/24	4,500,000	4,499,977
Corebridge Financial, Inc.
3.50% 4/4/25	6,000,000	5,849,157
3.65% 4/5/27	1,700,000	1,634,892
Equitable Financial Life Global Funding 1.00% 1/9/26	4,500,000	4,116,451
		16,100,477
Investment Company–0.47%
KKR Financial Holdings LLC 5.40% 5/23/33	4,500,000	4,162,540
		4,162,540
Machinery Diversified–0.99%
CNH Industrial Capital LLC 4.20% 1/15/24	8,683,000	8,676,314
		8,676,314
Media–0.57%
•Charter Communications Operating LLC/Charter Communications Operating Capital 7.29% (TSFR03M + 1.91%) 2/1/24	5,000,000	5,000,000
		5,000,000
Oil & Gas–0.70%
Petronas Energy Canada Ltd. 2.11% 3/23/28	2,400,000	2,175,585
Woodside Finance Ltd. 3.65% 3/5/25	4,100,000	4,011,088
		6,186,673
Packaging & Containers–0.44%
Berry Global, Inc. 1.57% 1/15/26	4,200,000	3,901,781
		3,901,781
Real Estate Investment Trusts–0.71%
VICI Properties LP 4.38% 5/15/25	1,300,000	1,277,559
Weyerhaeuser Co. 4.75% 5/15/26	5,000,000	4,975,929
		6,253,488
LVIP PIMCO Low Duration Bond Fund-6

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors–1.08%
Broadcom, Inc. 3.46% 9/15/26	6,253,000	$6,046,882
NXP BV/NXP Funding LLC 4.88% 3/1/24	1,000,000	998,070
SK Hynix, Inc.
1.00% 1/19/24	2,000,000	1,995,860
3.00% 9/17/24	500,000	491,200
		9,532,012
Software–0.39%
Oracle Corp. 1.65% 3/25/26	3,700,000	3,451,643
		3,451,643
Telecommunications–0.63%
KT Corp. 4.00% 8/8/25	5,600,000	5,505,307
		5,505,307
Transportation–0.13%
Canadian Pacific Railway Co. 3.13% 6/1/26	1,200,000	1,149,287
		1,149,287
Trucking & Leasing–0.56%
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.45% 7/1/24	5,000,000	4,939,169
		4,939,169
Total Corporate Bonds (Cost $336,516,874)		329,825,329
MUNICIPAL BONDS–2.00%
County of Williamson
0.64% 2/15/26	2,200,000	2,032,035
0.92% 2/15/27	2,200,000	1,985,379
Golden State Tobacco Securitization Corp. Series A-1 1.71% 6/1/24	2,600,000	2,559,486
Massachusetts School Building Authority Series B 1.13% 8/15/26	3,100,000	2,841,038
Metro 3.25% 6/1/26	2,200,000	2,141,629
State of Hawaii Series GB 0.80% 10/1/24	3,000,000	2,908,625
Virginia College Building Authority Series B 0.77% 9/1/26	3,500,000	3,163,789
Total Municipal Bonds (Cost $17,637,333)		17,631,981
NON-AGENCY ASSET-BACKED SECURITIES–32.69%
•522 Funding CLO Ltd. Series 2018-3A AR 6.72% (TSFR03M + 1.30%) 10/20/31	600,000	599,518
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Accredited Mortgage Loan Trust Series 2004-3 2A2 6.67% (TSFR01M + 1.31%) 10/25/34	4,117	$4,031
•ACREC LLC Series 2023-FL2 A 7.59% (TSFR01M + 2.23%) 2/19/38	1,500,000	1,500,058
American Express Credit Account Master Trust Series 2022-3 A 3.75% 8/15/27	8,670,000	8,522,240
•Amortizing Residential Collateral Trust Series 2004-1 A5 6.47% (TSFR01M + 1.11%) 10/25/34	27,961	27,491
•Apidos CLO XII Series 2013-12A AR 6.74% (TSFR03M + 1.34%) 4/15/31	6,824,857	6,781,532
•Apidos CLO XV Ltd. Series 2013-15A A1RR 6.69% (TSFR03M + 1.27%) 4/20/31	472,974	472,967
•Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL3 A 6.55% (TSFR01M + 1.18%) 8/15/34	2,000,000	1,978,979
Series 2021-FL4 A 6.83% (TSFR01M + 1.46%) 11/15/36	3,000,000	2,979,545
•Ares L CLO Ltd. Series 2018-50A AR 6.71% (TSFR03M + 1.31%) 1/15/32	1,180,000	1,179,441
•Ares XXXIX CLO Ltd. Series 2016-39A A1R2 6.71% (TSFR03M + 1.31%) 4/18/31	700,000	699,303
•Asset-Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2 M1 6.30% (TSFR01M + 0.94%) 4/25/34	1,546,538	1,503,633
Avis Budget Rental Car Funding AESOP LLC Series 2023-7A A 5.90% 8/21/28	7,600,000	7,754,095
BA Credit Card Trust
Series 2022-A2 A2 5.00% 4/15/28	8,800,000	8,850,775
Series 2023-A2 A2 4.98% 11/15/28	4,300,000	4,350,034
•Bain Capital Euro CLO DAC Series 2018-2A AR 4.73% (EURIBOR03M + 0.74%) 1/20/32	2,951,117	3,212,520
Bank of America Auto Trust Series 2023-1A A3 5.53% 2/15/28	4,000,000	4,046,444
•Barings CLO Ltd.
Series 2018-1A A1 6.61% (TSFR03M + 1.21%) 4/15/31	4,777,336	4,774,011
LVIP PIMCO Low Duration Bond Fund-7

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Barings CLO Ltd. (continued)
Series 2020-4A A 6.90% (TSFR03M + 1.48%) 1/20/32	4,100,000	$4,100,221
•Bear Stearns Asset-Backed Securities I Trust Series 2005-AQ1 M3 6.60% (TSFR01M + 1.24%) 3/25/35	394,832	390,458
•Bear Stearns Asset-Backed Securities Trust Series 2003-2 A3 6.97% (TSFR01M + 1.61%) 3/25/43	26,118	25,677
•Benefit Street Partners CLO XII Ltd. Series 2017-12A A1R 6.61% (TSFR03M + 1.21%) 10/15/30	235,157	234,891
BMW Vehicle Lease Trust Series 2023-2 A3 5.99% 9/25/26	5,000,000	5,071,888
Capital One Multi-Asset Execution Trust
Series 2022-A2 A 3.49% 5/15/27	1,500,000	1,471,873
Series 2022-A3 A 4.95% 10/15/27	4,000,000	4,010,873
•Carlyle Euro CLO DAC
Series 2017-3A A1R 4.67% (EURIBOR03M + 0.70%) 1/15/31	793,291	866,383
Series 2019-2A A1R 4.89% (EURIBOR03M + 0.89%) 8/15/32	2,900,000	3,154,007
CarMax Auto Owner Trust
Series 2022-4 A2A 5.34% 12/15/25	2,025,432	2,023,648
Series 2023-4 A2A 6.08% 12/15/26	7,000,000	7,054,888
•CBAM Ltd. Series 2018-8A A1 6.80% (TSFR03M + 1.38%) 10/20/29	162,256	162,256
Citizens Auto Receivables Trust Series 2023-2 A3 5.83% 2/15/28	2,200,000	2,231,196
•Countrywide Asset-Backed Certificates Trust Series 2004-6 1A1 6.01% (TSFR01M + 0.65%) 12/25/34	1,372,004	1,328,630
•Dryden 27 R Euro CLO DAC Series 2017-27A AR 4.63% (EURIBOR03M + 0.66%) 4/15/33	1,790,705	1,947,553
•Dryden 36 Senior Loan Fund Series 2014-36A AR3 6.68% (TSFR03M + 1.28%) 4/15/29	201,317	201,180
•Elevation CLO Ltd. Series 2017-8A A1R2 6.59% (TSFR03M + 1.21%) 10/25/30	2,533,657	2,527,056
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
ELFI Graduate Loan Program LLC Series 2021-A A 1.53% 12/26/46	2,572,396	$2,234,928
Enterprise Fleet Financing LLC
Series 2022-4 A2 5.76% 10/22/29	5,224,966	5,240,607
Series 2023-1 A2 5.51% 1/22/29	3,535,344	3,538,910
•Finance America Mortgage Loan Trust Series 2004-2 M1 6.30% (TSFR01M + 0.94%) 8/25/34	322,489	302,819
=Ford Auto Securitization Trust II Asset-Backed Notes Series 2023-B A1 5.89% 5/15/26	10,642,523	8,078,984
Ford Credit Auto Owner Trust
Series 2022-D A2A 5.37% 8/15/25	2,470,432	2,468,664
Series 2023-1 A 4.85% 8/15/35	6,000,000	6,017,390
Series 2023-2 A 5.28% 2/15/36	3,400,000	3,472,481
•Gallatin CLO VIII Ltd. Series 2017-1A A1R 6.75% (TSFR03M + 1.35%) 7/15/31	1,093,432	1,090,122
GM Financial Automobile Leasing Trust
Series 2023-1 A2A 5.27% 6/20/25	3,299,522	3,296,949
Series 2023-2 A2A 5.44% 10/20/25	3,704,566	3,701,791
GM Financial Consumer Automobile Receivables Trust
Series 2022-4 A2A 4.60% 11/17/25	2,118,245	2,111,637
Series 2023-4 A2A 5.89% 11/16/26	4,500,000	4,524,139
Golden Credit Card Trust Series 2022-4A A 4.31% 9/15/27	9,000,000	8,892,997
•Greenwood Park CLO Ltd. Series 2018-1A A2 6.67% (TSFR03M + 1.27%) 4/15/31	1,084,113	1,083,804
•Halseypoint CLO II Ltd. Series 2020-2A A1 6.78% (TSFR03M + 1.36%) 7/20/31	3,386,059	3,385,975
•Harvest CLO XVI DAC Series 16A ARR 4.61% (EURIBOR03M + 0.64%) 10/15/31	3,810,203	4,131,769
Harvest CLO XXI DAC Series 21A A2R 1.04% 7/15/31	2,050,000	2,132,440
•HERA Commercial Mortgage Ltd. Series 2021-FL1 A 6.52% (TSFR01M + 1.16%) 2/18/38	2,746,681	2,694,369
Hyundai Auto Lease Securitization Trust
Series 2021-C A3 0.38% 9/16/24	637,537	636,030
LVIP PIMCO Low Duration Bond Fund-8

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Hyundai Auto Lease Securitization Trust (continued)
Series 2023-A A2A 5.20% 4/15/25	2,538,458	$2,535,272
Series 2023-B A2A 5.47% 9/15/25	4,539,998	4,536,984
Hyundai Auto Receivables Trust Series 2022-C A2A 5.35% 11/17/25	2,640,423	2,638,469
•Invesco Euro CLO I DAC Series 1A A1R 4.62% (EURIBOR03M + 0.65%) 7/15/31	900,000	977,154
•KKR CLO 18 Ltd. Series 18 AR 6.60% (TSFR03M + 1.20%) 7/18/30	1,123,942	1,122,445
Kubota Credit Owner Trust Series 2023-2A A3 5.28% 1/18/28	3,300,000	3,336,988
•LCM Loan Income Fund I Ltd. Series 1A A 6.71% (TSFR03M + 1.29%) 4/20/31	875,913	873,593
•LCM XIII LP Series 13A AR3 6.53% (TSFR03M + 1.13%) 7/19/27	260,655	260,621
•LoanCore Issuer Ltd. Series 2021-CRE5 A 6.78% (TSFR01M + 1.41%) 7/15/36	398,212	394,008
•Man GLG Euro CLO III DAC Series 3A AR 4.65% (EURIBOR03M + 0.68%) 10/15/30	1,940,556	2,120,310
Master Credit Card Trust II Series 2023-1A A 4.70% 6/21/27	4,000,000	3,987,849
Mercedes-Benz Auto Receivables Trust Series 2022-1 A2 5.26% 10/15/25	2,521,517	2,519,543
•MF1 Ltd. Series 2020-FL4 A 7.18% (TSFR01M + 1.81%) 11/15/35	1,380,554	1,380,651
MMAF Equipment Finance LLC
Series 2022-A A2 2.77% 2/13/25	1,807,198	1,798,105
Series 2022-B A2 5.57% 9/9/25	5,102,220	5,095,648
Navient Private Education Loan Trust Series 2020-A A2A 2.46% 11/15/68	1,759,830	1,646,972
Navient Private Education Refi Loan Trust
Series 2020-HA A 1.31% 1/15/69	994,913	910,638
Series 2020-IA A1A 1.33% 4/15/69	1,661,120	1,489,842
Series 2021-GA A 1.58% 4/15/70	2,068,720	1,793,505
Series 2022-A A 2.23% 7/15/70	3,645,794	3,213,677
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust Series 2023-BA A1A 6.48% 3/15/72	1,923,825	$1,954,281
•OCP Euro CLO Series 2022-6A A 5.87% (EURIBOR03M + 1.88%) 1/20/33	5,600,000	6,182,758
•Palmer Square CLO Ltd. Series 2014-1A A1R2 6.79% (TSFR03M + 1.39%) 1/17/31	648,923	648,940
•Palmer Square European Loan Funding DAC Series 2021-1A A 4.75% (EURIBOR03M + 0.78%) 4/15/31	183,647	199,616
•Palmer Square Loan Funding Ltd. Series 2021-4A A1 6.46% (TSFR03M + 1.06%) 10/15/29	594,185	592,539
PFS Financing Corp. Series 2023-C A 5.52% 10/15/28	5,000,000	5,054,800
SMB Private Education Loan Trust
Series 2020-A A2A 2.23% 9/15/37	1,607,886	1,492,772
•Series 2020-PTA A2B 6.32% (TSFR01M + 0.96%) 9/15/54	3,009,146	2,968,202
Series 2022-C A1A 4.48% 5/16/50	2,240,673	2,174,008
Series 2023-C A1A 5.67% 11/15/52	4,707,612	4,730,148
SoFi Consumer Loan Program Trust Series 2022-1S A 6.21% 4/15/31	806,938	807,043
SoFi Professional Loan Program LLC
Series 2016-F A2 3.02% 2/25/40	517,360	493,368
Series 2017-D A2FX 2.65% 9/25/40	197,323	189,880
•Starwood Ltd. Series 2022-FL3 A 6.69% (SOFR30A + 1.35%) 11/15/38	300,000	293,847
Synchrony Card Funding LLC Series 2023-A1 A 5.54% 7/15/29	7,300,000	7,435,032
•TCW CLO Ltd. Series 2018-1A A1R 6.61% (TSFR03M + 1.23%) 4/25/31	4,019,813	4,015,785
Tesla Auto Lease Trust Series 2023-B A3 6.13% 9/21/26	3,600,000	3,635,897
•Tikehau CLO DAC Series 2015-1A ARR 4.84% (EURIBOR03M + 0.87%) 8/4/34	3,900,000	4,236,226
•Toro European CLO 6 DAC Series 6A AR 4.91% (EURIBOR03M + 0.92%) 1/12/32	3,000,000	3,265,428
LVIP PIMCO Low Duration Bond Fund-9

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Towd Point Mortgage Trust Series 2019-MH1 A1 3.00% 11/25/58	84,178	$83,719
Toyota Auto Receivables Owner Trust
Series 2022-C A2A 3.83% 8/15/25	1,954,350	1,946,416
Series 2022-D A2A 5.27% 1/15/26	3,007,652	3,005,086
Series 2023-B A2A 5.28% 5/15/26	6,045,798	6,036,781
Series 2023-C A3 5.16% 4/17/28	4,000,000	4,028,274
Toyota Lease Owner Trust Series 2023-B A2A 5.73% 4/20/26	5,500,000	5,526,700
•Venture XVII CLO Ltd. Series 2014-17A ARR 6.54% (TSFR03M + 1.14%) 4/15/27	1,395,034	1,393,598
•Venture XXVI CLO Ltd. Series 2017-26A AR 6.78% (TSFR03M + 1.36%) 1/20/29	976,672	976,019
•Venture XXVII CLO Ltd. Series 2017-27A AR 6.73% (TSFR03M + 1.31%) 7/20/30	179,932	179,955
Volkswagen Auto Lease Trust Series 2023-A A2A 5.87% 1/20/26	4,100,000	4,117,806
World Omni Auto Receivables Trust Series 2022-D A2A 5.51% 3/16/26	2,461,580	2,460,326
Total Non-Agency Asset-Backed Securities (Cost $290,400,027)		287,833,624
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–4.05%
•Bear Stearns ARM Trust Series 2003-1 5A1 4.83% 4/25/33	12,958	12,229
•Canada Square Funding PLC Series 2020-2 A 6.47% (SONIA + 1.25%) 12/17/57	1,340,126	1,713,591
•Cheshire PLC Series 2020-1 A 6.12% (SONIA + 0.90%) 8/20/45	1,603,637	2,041,936
♦•CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR18 2A3 4.86% 7/25/33	1,044	1,015
•GCAT Trust Series 2022-HX1 A1 2.89% 12/27/66	1,566,491	1,395,380
•Gemgarto PLC Series 2021-1A A 5.81% (SONIA + 0.59%) 12/16/67	715,586	910,715
•Great Hall Mortgages No. 1 PLC Series 2006-1 A2B 4.08% (EURIBOR03M + 0.15%) 6/18/38	22,959	25,292
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•GS Mortgage Securities Corp. Trust Series 2022 A 8.76% (TSFR01M + 3.40%) 8/15/39	4,500,000	$4,495,786
•GSR Mortgage Loan Trust Series 2005-5F 8A1 5.50% (TSFR01M + 0.61%) 6/25/35	124,509	117,165
•Merrill Lynch Mortgage Investors Trust Series 2003-A3 1A 4.76% 5/25/33	3,452	3,250
MFA Trust
•Series 2020-NQM2 A1 1.38% 4/25/65	525,216	484,159
•Series 2021-RPL1 A1 1.13% 7/25/60	2,004,341	1,758,742
φSeries 2023-NQM4 A1 6.11% 12/25/68	1,000,000	1,003,550
•New Residential Mortgage Loan Trust Series 2018-3A A1 4.50% 5/25/58	331,263	320,503
•New York Mortgage Trust Series 2005-3 A1 5.95% (TSFR01M + 0.59%) 2/25/36	103,437	101,155
φOBX Trust Series 2023-NQM6 A1 6.52% 7/25/63	2,577,411	2,598,457
φPretium Mortgage Credit Partners LLC Series 2021-RN1 A1 1.99% 2/25/61	1,169,754	1,141,541
φPRPM Trust Series 2023-NQM3 A1 6.22% 11/25/68	400,000	401,062
•Resimac Bastille Trust Series 2021-2NCA A1A 6.11% (TSFR01M + 0.76%) 2/3/53	1,187,778	1,182,698
•Sequoia Mortgage Trust Series 2004-6 A1 6.01% 7/20/34	3,149	2,881
•Stratton Mortgage Funding Series 2021-2A A 6.12% (SONIA + 0.90%) 7/20/60	581,246	740,874
•Towd Point Mortgage Trust
Series 2018-5 A1 3.25% 7/25/58	7,082,232	6,660,755
Series 2019-4 A1 2.90% 10/25/59	2,189,318	2,053,410
Series 2019-HY2 A1 6.47% (TSFR01M + 1.11%) 5/25/58	697,257	706,342
Series 2020-1 A1 2.71% 1/25/60	1,214,625	1,137,935
•Trinity Square PLC Series 2021-1A A 6.07% (SONIA + 0.85%) 7/15/59	2,092,594	2,667,522
LVIP PIMCO Low Duration Bond Fund-10

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Verus Securitization Trust Series 2021-6 A1 1.63% 10/25/66	2,416,712	$1,991,596
Total Non-Agency Collateralized Mortgage Obligations (Cost $37,414,340)		35,669,541
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–5.78%
•AREIT LLC Series 2022-CRE7 A 7.60% (TSFR01M + 2.24%) 6/17/39	4,600,000	4,608,502
•BDS LLC Series 2022-FL12 A 7.49% (TSFR01M + 2.14%) 8/19/38	4,899,954	4,906,748
Benchmark Mortgage Trust Series 2019-B12 AAB 3.04% 8/15/52	5,000,000	4,654,665
•BSREP Commercial Mortgage Trust Series 2021-DC A 6.43% (TSFR01M + 1.06%) 8/15/38	3,506,513	3,296,052
•BX Trust Series 2021-MFM1 A 6.18% (TSFR01M + 0.81%) 1/15/34	3,371,552	3,325,181
•BXMT Ltd. Series 2020-FL3 A 6.88% (TSFR01M + 1.51%) 11/15/37	2,952,697	2,858,046
•CRSNT Trust Series 2021-MOON A 6.30% (TSFR01M + 0.93%) 4/15/36	4,500,000	4,310,085
•GCT Commercial Mortgage Trust Series 2021-GCT A 6.28% (TSFR01M + 0.91%) 2/15/38	900,000	676,772
•GPMT Ltd. Series 2021-FL3 A 6.72% (TSFR01M + 1.36%) 7/16/35	2,456,984	2,425,742
•JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-FL12 A 6.86% (TSFR01M + 1.50%) 12/15/31	634,905	515,983
•Natixis Commercial Mortgage Securities Trust Series 2022-RRI A 7.19% (TSFR01M + 1.82%) 3/15/35	399,216	395,490
•NYO Commercial Mortgage Trust Series 2021-1290 A 6.57% (TSFR01M + 1.21%) 11/15/38	4,500,000	4,151,156
•One New York Plaza Trust Series 2020-1NYP A 6.43% (TSFR01M + 1.06%) 1/15/36	3,000,000	2,859,573
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•PFP Ltd. Series 2021-8 A 6.48% (TSFR01M + 1.11%) 8/9/37		1,289,404	$1,281,935
•Ready Capital Mortgage Financing LLC Series 2021-FL6 A 6.42% (TSFR01M + 1.06%) 7/25/36		2,339,927	2,307,888
•SREIT Trust Series 2021-IND A 6.18% (TSFR01M + 0.81%) 10/15/38		300,000	294,003
•Starwood Mortgage Trust Series 2021-HTS A 6.53% (TSFR01M + 1.16%) 4/15/34		4,136,537	4,061,677
•Taurus U.K. DAC Series 2021-UK1A A 6.07% (SONIA + 0.85%) 5/17/31		2,581,043	3,223,895
WFRBS Commercial Mortgage Trust Series 2014-C25 ASB 3.37% 11/15/47		765,278	756,868
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $52,789,397)			50,910,261
ΔSOVEREIGN BONDS–2.09%
Brazil—1.04%
^Brazil Letras do Tesouro Nacional
0.00% 1/1/24	BRL	10,200,000	2,099,803
0.00% 7/1/24	BRL	35,800,000	7,013,361
			9,113,164
Republic of Korea—1.05%
Industrial Bank of Korea 2.13% 10/23/24		9,500,000	9,274,282
			9,274,282
Total Sovereign Bonds (Cost $18,565,893)			18,387,446
U.S. TREASURY OBLIGATIONS–9.55%
∞U.S. Treasury Inflation Indexed Bonds 2.38% 1/15/25		652,904	647,777
∞U.S. Treasury Inflation Indexed Notes 0.25% 1/15/25		85,994,462	83,469,000
Total U.S. Treasury Obligations (Cost $84,192,088)			84,116,777

LVIP PIMCO Low Duration Bond Fund-11

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.66%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	5,778,721	$5,778,721
Total Money Market Fund (Cost $5,778,721)		5,778,721

Principal Amount°
SHORT-TERM INVESTMENTS—1.29%
Discounted Commercial Paper–1.18%
AT&T, Inc.
5.70% 3/19/24	10,500,000	10,367,747
10,367,747
	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Obligations–0.11%
U.S. Treasury Bills
×≠5.31% 2/29/24	374,000	$370,828
×≠5.33% 2/29/24	231,000	229,041
×≠5.34% 2/29/24	374,000	370,828
≠5.43% 1/11/24	1,000	999
		971,696
Total Short-Term Investments (Cost $11,341,977)		11,339,443

TOTAL INVESTMENTS–122.64% (Cost $1,094,550,962)	1,079,868,822

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(22.64%)	(199,339,472)
NET ASSETS APPLICABLE TO 94,911,657 SHARES OUTSTANDING–100.00%	$880,529,350

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

∞Fully or partially pledged as collateral for reverse repurchase agreements.
μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

φStep coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2023.
ΔSecurities have been classified by country of origin.
^Zero coupon security. The rate shown is the yield at the time of purchase.
×Fully or partially pledged as collateral for derivatives.
≠The rate shown is the effective yield at the time of purchase.
LVIP PIMCO Low Duration Bond Fund-12

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)

The following foreign currency exchange contracts, futures contracts, reverse repurchase agreements and swap contracts were outstanding at December 31, 2023:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	AUD	(2,737,000)	USD	1,813,692	1/9/24	$—	$(51,996)
BNP	BRL	46,751,747	USD	(9,626,832)	1/3/24	—	(5,434)
BNP	BRL	(47,229,238)	USD	9,626,832	4/2/24	—	(13,191)
BNP	CAD	(935,000)	USD	698,746	1/9/24	—	(6,988)
BNP	GBP	(9,017,000)	USD	11,412,258	1/9/24	—	(81,845)
BNP	JPY	1,020,300,000	USD	(6,930,456)	1/9/24	316,069	—
GSI	BRL	24,600,000	USD	(5,070,806)	1/3/24	—	(8,185)
GSI	BRL	(25,900,000)	USD	5,229,048	7/2/24	—	(7,324)
GSI	JPY	(375,800,000)	USD	2,613,914	1/9/24	—	(55,149)
JPMC	AUD	(386,000)	USD	260,085	1/9/24	—	(3,033)
JPMC	BRL	(46,900,000)	USD	9,371,972	1/3/24	—	(279,936)
JPMC	BRL	9,900,000	USD	(2,034,943)	1/3/24	2,453	—
JPMC	BRL	(34,236,137)	USD	7,092,632	1/3/24	46,917	—
JPMC	BRL	34,581,548	USD	(7,092,632)	4/2/24	—	(34,146)
JPMC	BRL	(9,900,000)	USD	1,992,834	7/2/24	—	(8,714)
JPMC	CAD	(11,002,000)	USD	8,130,554	1/9/24	—	(173,703)
JPMC	CAD	1,177,000	USD	(880,157)	1/9/24	8,237	—
JPMC	EUR	(29,491,000)	USD	32,188,182	1/9/24	—	(380,066)
Total Foreign Currency Exchange Contracts						$373,676	$(1,109,710)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
227	Australia 10 yr Bonds	$18,046,922	$17,651,396	3/15/24	$395,526	$—
(143)	U.S. Treasury 10 yr Notes	(16,143,359)	(15,638,187)	3/19/24	—	(505,172)
(515)	U.S. Treasury 10 yr Ultra Notes	(60,778,047)	(58,489,400)	3/19/24	—	(2,288,647)
1,911	U.S. Treasury 2 yr Notes	393,501,772	390,015,268	3/28/24	3,486,504	—
(275)	U.S. Treasury 5 yr Notes	(29,912,695)	(29,226,153)	3/28/24	—	(686,542)
(113)	U.S. Treasury Ultra Bonds	(15,096,094)	(14,313,160)	3/19/24	—	(782,934)
Total Futures Contracts					$3,882,030	$(4,263,295)
Reverse Repurchase Agreements3
Counterparty	Interest Rate	Trade Date	Maturity Date	Principal Amount	Face Value Including Accrued Interest
BOA-collateralized by FHLMC 5.36% 11/22/24; market value $24,574,235	5.62%	12/29/23	1/2/24	$(24,723,000)	$(24,734,579)
JPM-collateralized by U.S. Treasury Inflation Indexed Bonds 0.25%-2.375% 1/15/25; market value $84,116,777	5.70%	12/28/23	1/4/24	(84,233,000)	(84,286,348)
TD-collateralized by Corporate Bonds 3.125%-6.833% 6/13/24-11/21/26; market value $27,053,908	5.49%	11/20/23	11/19/25	(25,934,621)	(26,100,732)
Total Reverse Repurchase Agreements				$(134,890,621)	$(135,121,659)
LVIP PIMCO Low Duration Bond Fund-13

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
Swap Contract1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[4]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
CDX.NA.IG.41- Quarterly[5]	108,000,000	(1.00%)	12/20/28	$(2,130,549)	$(1,316,446)	$—	$(814,103)
Swap Contract1
Interest Rate Swap (IRS) Contracts
Notional Amount	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Payment Frequency (Fixed Rate/Floating Rate)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared
AUD17,400,000	(4.50)	4.37[6]	Semiannual	9/20/33	$322,019	$(125,443)	$447,462	$—

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

[3] See Note 1 in Notes to Financial Statements.
[4] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[5] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.

[6] Rate resets based on BBSW6M.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
AUD–Australian Dollar
BBSW3M–Bank Bill Swap Rate 3 Months
BBSW6M–Bank Bill Swap Rate 6 Months
BNP–BNP Paribas
BOA–Bank of America
BRL–Brazilian Real
CAD–Canadian Dollar
CDX.NA.IG–Credit Default Swap Index North American Investment Grade
CLO–Collateralized Loan Obligation
CSFB–Credit Suisse First Boston
EUR–Euro
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
GBP–British Pound Sterling
GNMA–Government National Mortgage Association
GS–Goldman Sachs
GSI–Goldman Sachs International
HSBC–Hong Kong and Shanghai Banking Corporation
IRS–Interest Rate Swap
JPM–JPMorgan
JPMC–JPMorgan Chase
JPY–Japanese Yen
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
SOFR30A–Secured Overnight Financing Rate 30 Days Average
SONIA–Sterling Overnight Index Average
LVIP PIMCO Low Duration Bond Fund-14

LVIP PIMCO Low Duration Bond Fund
Schedule of Investments (continued)
Summary of Abbreviations: (continued)
TBA–To be announced
TD–Toronto Dominion
TSFR01M–1 Month Term Secured Overnight Financing Rate
TSFR03M–3 Month Term Secured Overnight Financing Rate
USD–United States Dollar
WF–Wells Fargo
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund-15

LVIP PIMCO Low Duration Bond Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Investments, at value	$1,079,868,822
Receivable for securities sold	62,035,874
Dividends and interest receivable	6,434,396
Cash collateral held at broker for futures contracts	3,624,000
Cash collateral held at brokers for swap contracts	2,498,000
Variation margin due from broker on futures contracts	1,161,672
Variation margin due from broker on centrally cleared swap contracts	574,589
Unrealized appreciation on foreign currency exchange contracts	373,676
Receivable for fund shares sold	326,360
Expense reimbursement receivable from Lincoln Financial Investments Corporation	12,114
Prepaid expenses	7,175
TOTAL ASSETS	1,156,916,678
LIABILITIES:
Reverse repurchase agreements	134,890,621
Payable for securities purchased	133,445,461
Foreign currencies due to custodian	4,032,685
Cash collateral due to brokers for TBAs	1,624,793
Unrealized depreciation on foreign currency exchange contracts	1,109,710
Due to manager and affiliates	512,810
Payable for fund shares redeemed	324,451
Interest expense payable for securities sold short	237,786
Cash collateral due to brokers for certain open bilateral derivatives	89,000
Payable for audit fee	53,260
Payable for fund accounting fee	33,625
Other accrued expenses payable	33,126
TOTAL LIABILITIES	276,387,328
TOTAL NET ASSETS	$880,529,350
Investments, at cost	$1,094,550,962
Foreign currencies, at cost	(4,030,279)
Standard Class:
Net Assets	$87,466,289
Shares Outstanding	9,423,374
Net Asset Value Per Share	$9.282
Service Class:
Net Assets	$793,063,061
Shares Outstanding	85,488,283
Net Asset Value Per Share	$9.277
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$940,333,291
Distributable earnings/(accumulated loss)	(59,803,941)
TOTAL NET ASSETS	$880,529,350
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund-16

LVIP PIMCO Low Duration Bond Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$44,769,096
Dividends	12,935
44,782,031
EXPENSES:
Management fees	5,034,024
Distribution fees-Service Class	1,974,107
Interest expense on reverse repurchase agreements and securities sold short	1,893,135
Shareholder servicing fees	291,973
Accounting and administration expenses	210,607
Professional fees	97,930
Custodian fees	46,895
Trustees’ fees and expenses	38,129
Reports and statements to shareholders	32,772
Pricing fees	21,643
Consulting fees	2,876
Other	19,219
9,663,310
Less:
Management fees waived	(630,104)
Expenses reimbursed	(131,939)
Total operating expenses	8,901,267
NET INVESTMENT INCOME	35,880,764
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(14,895,583)
Foreign currencies	(943,135)
Foreign currency exchange contracts	(1,946,520)
Futures contracts	(994,720)
Swap contracts	(17,059,655)
Net realized loss	(35,839,613)
Net change in unrealized appreciation (depreciation) of:
Investments	28,647,551
Foreign currencies	156,506
Foreign currency exchange contracts	2,631,835
Futures contracts	(883,179)
Swap contracts	13,298,961
Net change in unrealized appreciation (depreciation)	43,851,674
NET REALIZED AND UNREALIZED GAIN	8,012,061
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,892,825
See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$35,880,764	$15,899,488
Net realized loss	(35,839,613)	(8,627,802)
Net change in unrealized appreciation (depreciation)	43,851,674	(54,947,978)
Net increase (decrease) in net assets resulting from operations	43,892,825	(47,676,292)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,924,889)	(7,161,705)
Service Class	(25,039,760)	(10,026,856)
Return of capital:
Standard Class	(54,882)	(1,153,937)
Service Class	(199,562)	(5,364,047)
	(28,219,093)	(23,706,545)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,997,083	282,959,871
Service Class	168,119,257	279,459,476
Reinvestment of dividends and distributions:
Standard Class	2,979,771	8,315,642
Service Class	25,239,322	15,390,903
	204,335,433	586,125,892
Cost of shares redeemed:
Standard Class	(305,350,381)	(37,027,200)
Service Class	(199,687,387)	(263,325,234)
	(505,037,768)	(300,352,434)
Increase (decrease) in net assets derived from capital share transactions	(300,702,335)	285,773,458
NET INCREASE (DECREASE) IN NET ASSETS	(285,028,603)	214,390,621
NET ASSETS:
Beginning of year	1,165,557,953	951,167,332
End of year	$880,529,350	$1,165,557,953
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund-17

LVIP PIMCO Low Duration Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.167	$9.854	$10.085	$9.900	$9.882
Income (loss) from investment operations:
Net investment income[1]	0.353	0.174	0.105	0.166	0.242
Net realized and unrealized gain (loss)	0.092	(0.655)	(0.170)	0.238	0.089
Total from investment operations	0.445	(0.481)	(0.065)	0.404	0.331
Less dividends and distributions from:
Net investment income	(0.328)	(0.143)	(0.115)	(0.153)	(0.313)
Net realized gain	—	—	—	(0.048)	—
Return of capital	(0.002)	(0.063)	(0.051)	(0.018)	—
Total dividends and distributions	(0.330)	(0.206)	(0.166)	(0.219)	(0.313)
Net asset value, end of period	$9.282	$9.167	$9.854	$10.085	$9.900
Total return[2]	4.87%	(4.88% )	(0.64% )	4.09%	3.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$87,466	$376,412	$135,986	$167,331	$390,993
Ratio of expenses to average net assets[3]	0.66%	0.51%	0.53%	0.54%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.58%	0.57%	0.58%	0.58%
Ratio of net investment income to average net assets[4]	3.79%	1.85%	1.04%	1.64%	2.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.71%	1.78%	1.00%	1.60%	2.37%
Portfolio turnover	383%	1,035%	461%	852%	715%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2023, 2022, 2021, 2020, and 2019 was 0.50%, 0.50%, 0.53%, 0.54%, and 0.54%, respectively.
[4]
The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2023, 2022, 2021, 2020, and 2019 was 3.95%, 1.86%,
1.04%, 1.64%, and 2.41%, respectively.

See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund-18

LVIP PIMCO Low Duration Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.162	$9.849	$10.080	$9.898	$9.881
Income (loss) from investment operations:
Net investment income[1]	0.325	0.152	0.079	0.140	0.217
Net realized and unrealized gain (loss)	0.095	(0.655)	(0.168)	0.238	0.088
Total from investment operations	0.420	(0.503)	(0.089)	0.378	0.305
Less dividends and distributions from:
Net investment income	(0.303)	(0.120)	(0.099)	(0.132)	(0.288)
Net realized gain	—	—	—	(0.048)	—
Return of capital	(0.002)	(0.064)	(0.043)	(0.016)	—
Total dividends and distributions	(0.305)	(0.184)	(0.142)	(0.196)	(0.288)
Net asset value, end of period	$9.277	$9.162	$9.849	$10.080	$9.898
Total return[2]	4.61%	(5.12% )	(0.89% )	3.83%	3.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$793,063	$789,146	$815,181	$720,390	$564,954
Ratio of expenses to average net assets[3]	0.94%	0.76%	0.78%	0.79%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	0.83%	0.82%	0.83%	0.83%
Ratio of net investment income to average net assets[4]	3.51%	1.60%	0.79%	1.39%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.43%	1.53%	0.75%	1.35%	2.12%
Portfolio turnover	383%	1,035%	461%	852%	715%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2023, 2022, 2021, 2020, and 2019 was 0.75%, 0.75%, 0.78%, 0.79%, and 0.79%, respectively.
[4]
The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2023, 2022, 2021, 2020, and 2019 was 3.70%, 1.61%,
0.79%, 1.39%, and 2.16%, respectively.

See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund-19

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP PIMCO Low Duration Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP PIMCO Low Duration Bond Fund-20

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP PIMCO Low Duration Bond Fund is $(4,032,685) and $(4,030,279) respectively.
Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. As of December 31, 2023, there were no open repurchase agreements.
Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. At December 31, 2023, the Fund pledged $134,625,633 in securities as collateral for reverse repurchase agreements.
Cash and Cash Equivalents–Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.50% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.05% on the first $500 million of the Fund’s
LVIP PIMCO Low Duration Bond Fund-21

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
average daily net assets and 0.075% of the Fund’s average daily net assets in excess of $500 million.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses and interest expense) exceed 0.50% of the Fund's average daily net assets for the Standard Class and 0.75% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$74,643	$105,916	$131,939	$312,498
Pacific Investment Management Company LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$83,642
Legal	13,663
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,388 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$12,114
Management fees payable to LFI	324,870
Distribution fees payable to LFD	166,497
Shareholder servicing fees payable to Lincoln Life	21,443
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2023, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP PIMCO Low Duration Bond Fund-22

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$237,333,049
Purchases of U.S. government securities	3,615,025,072
Sales other than U.S. government securities	310,146,257
Sales of U.S. government securities	3,577,954,328
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,094,971,521
Aggregate unrealized appreciation of investments and derivatives	$10,444,215
Aggregate unrealized depreciation of investments and derivatives	(24,772,717)
Net unrealized depreciation of investments and derivatives	$(14,328,502)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP PIMCO Low Duration Bond Fund-23

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$58,100,487	$—	$58,100,487
Agency Commercial Mortgage-Backed Security	—	511,838	—	511,838
Agency Mortgage-Backed Securities	—	78,302,907	—	78,302,907
Agency Obligations	—	101,460,467	—	101,460,467
Corporate Bonds	—	329,825,329	—	329,825,329
Municipal Bonds	—	17,631,981	—	17,631,981
Non-Agency Asset-Backed Securities	—	279,754,640	8,078,984	287,833,624
Non-Agency Collateralized Mortgage Obligations	—	35,669,541	—	35,669,541
Non-Agency Commercial Mortgage-Backed Securities	—	50,910,261	—	50,910,261
Sovereign Bonds	—	18,387,446	—	18,387,446
U.S. Treasury Obligations	—	84,116,777	—	84,116,777
Money Market Fund	5,778,721	—	—	5,778,721
Short-Term Investments	—	11,339,443	—	11,339,443
Total Investments	$5,778,721	$1,066,011,117	$8,078,984	$1,079,868,822
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$373,676	$—	$373,676
Futures Contracts	$3,882,030	$—	$—	$3,882,030
Swap Contract	$—	$447,462	$—	$447,462
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,109,710)	$—	$(1,109,710)
Futures Contracts	$(4,263,295)	$—	$—	$(4,263,295)
Reverse Repurchase Agreements	$—	$(134,890,621)	$—	$(134,890,621)
Swap Contract	$—	$(814,103)	$—	$(814,103)
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses, callable premium bond adjustments and futures, forwards and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$27,964,649	$17,188,561
Return of capital	254,444	6,517,984
Total	$28,219,093	$23,706,545
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(45,325,750)
Other temporary differences	(149,689)
Net unrealized depreciation	(14,328,502)
Distributable earnings/(accumulated loss)	$(59,803,941)
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LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(1)	$1
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$17,631,703	$27,694,047	$45,325,750
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	859,473	30,249,185
Service Class	18,103,945	29,464,964
Shares reinvested:
Standard Class	323,045	908,218
Service Class	2,737,454	1,681,515
	22,023,917	62,303,882
Shares redeemed:
Standard Class	(32,821,141)	(3,895,894)
Service Class	(21,482,003)	(27,786,531)
	(54,303,144)	(31,682,425)
Net increase (decrease)	(32,279,227)	30,621,457
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date; to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio
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LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Swap Contracts–The Fund may enter into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2023, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2023, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2023, the Fund used CDS contracts to hedge against credit events; to enhance total return and to gain exposure to certain securities or markets.
LVIP PIMCO Low Duration Bond Fund-26

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Unrealized appreciation on foreign currency exchange contracts	$373,676	Unrealized depreciation on foreign currency exchange contracts	$(1,109,710)
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts	3,882,030	Variation margin due from broker on futures contracts	(4,263,295)
Swap contracts (Credit contracts)	Variation margin due from broker on centrally cleared swap contracts	—	Variation margin due from broker on centrally cleared swap contracts	(814,103)
Swap contracts (Interest rate contracts)	Variation margin due from brokers on centrally cleared interest rate swap contracts	447,462	Variation margin due from brokers on centrally cleared interest rate swap contracts	—
Total		$4,703,168		$(6,187,108)

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,946,520)	$2,631,835
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(994,720)	(883,179)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,693,215)	(737,322)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(14,366,440)	14,036,283
Total		$(20,000,895)	$15,047,617
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$26,291,449	$99,888,684
Futures contracts (average notional value)	506,685,904	176,892,062
CDS contracts (average notional value)*	23,007,692	137,300,000
Interest rate swap contracts (average notional value)**	5,746,116	73,622,008

*Long represents buying protection and short represents selling protection.
**Long represents paying floating interest payments and short represent receiving floating interest payments.
LVIP PIMCO Low Duration Bond Fund-27

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
At December 31, 2023, the Fund posted securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:
Broker	Securities Collateral
JPMorgan Chase Bank	$970,697
Total	$970,697
At December 31, 2023, the Fund received cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
BNP Paribas SA	$89,000
Total	$89,000
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
At December 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
BNP Paribas SA	$316,069	$(159,454)	$156,615
Goldman Sachs International	—	(70,658)	(70,658)
JPMorgan Chase Bank	57,607	(879,598)	(821,991)
Total	$373,676	$(1,109,710)	$(736,034)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
BNP Paribas SA	$156,615	$—	$(89,000)	$—	$—	$67,615
Goldman Sachs International	(70,658)	—	—	—	—	(70,658)
JPMorgan Chase Bank	(821,991)	—	—	821,991	—	—
Total	$(736,034)	$—	$(89,000)	$821,991	$—	$(3,043)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
LVIP PIMCO Low Duration Bond Fund-28

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Reverse repurchase agreements
Reverse repurchase transactions are entered into by the Fund under Master Reverse Repurchase Agreements (each, an “MRRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRRA with collateral  held and/or posted to the counterparty  and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRRA counterparty’s  bankruptcy or insolvency. Pursuant to the terms of the MRRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRRA counterparty,  the Fund is considered  unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of December 31, 2023, the following table is a summary of the Fund’s reverse repurchase agreements by counterparty which are subject to offset under an MRRA:
Counterparty	Reverse Repurchase Agreement	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Toronto Dominion Bank	$(25,934,621)	$25,934,621	$—	$—
Bank of America N.A.	(24,723,000)	24,574,235	—	(148,765)
JPMorgan Chase Bank	(84,233,000)	84,116,777	—	(116,223)
Total	$(134,890,621)	$134,625,633	$—	$(264,988)

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield
LVIP PIMCO Low Duration Bond Fund-29

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP PIMCO Low Duration Bond Fund-30

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP PIMCO Low Duration Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP PIMCO Low Duration Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP PIMCO Low Duration Bond Fund–31

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP PIMCO Low Duration Bond Fund-32

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024 and an expense limitation for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Pacific Investment Management Company LLC (“PIMCO”) on behalf of the LVIP PIMCO Low Duration Bond Fund, the Board considered the nature, extent and quality of services provided by PIMCO under the subadvisory agreement. The Board considered the services provided by PIMCO, the backgrounds of the investment professionals and PIMCO’s investment strategy and resources. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP PIMCO Low Duration Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the ICE BofA 1-3 Year US Treasury Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods, and below the return of the Morningstar peer group median and above the return of the benchmark index for the three-year period. The Board considered LFI’s comments that the Fund underperformed compared to peer funds over the one-, three- and five-year periods due to the Fund’s underweight position to corporate credit and overall higher credit rating relative to peers. The Board also considered LFI’s comments that the Fund underperformed the benchmark over the one- and five-year periods due to currency strategies and tactical currency exposure, particularly to the Japanese Yen and Australian dollar. The Board determined that the services provided by PIMCO were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains a breakpoint. The Board considered that LFI compensates PIMCO from its fees and that the subadvisory fee schedule was negotiated between LFI and PIMCO, which is an unaffiliated third party of LFI. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by PIMCO regarding PIMCO’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by PIMCO as to any additional benefits it receives and noted that PIMCO stated that it may derive indirect benefits due to an increase in total assets under management and may receive research from trading activity.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP PIMCO Low Duration Bond Fund-33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP PIMCO Low Duration Bond Fund-34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP PIMCO Low Duration Bond Fund-35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP PIMCO Low Duration Bond Fund-36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP PIMCO Low Duration Bond Fund-37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP PIMCO Low Duration Bond Fund-38

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 25.25% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Index1, returned 26.29%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index returned 26.3% during 2023, while the Nasdaq® Composite Index5 returned 44.6% over that same period. As measured by the CBOE Volatility Index6 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index7, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
This Fund invests predominantly in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth relative to its benchmark. During calendar year 2023, exposure to growth-oriented equities generally contributed to relative returns, while exposure to value-oriented equities generally detracted from relative returns.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
S&P 500® Index
$36,000
$33,000
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
12/31/13
12/31/23
$31,150
$22,476
$21,703

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,476 for the Standard Class shares and to $21,703 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $31,150. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-1

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 25.25%
Five Years	+ 13.23%
Ten Years	+ 8.44%
Service Class Shares
One Year	+ 24.81%
Five Years	+ 12.84%
Ten Years	+ 8.06%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
7. The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries* around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-2

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,090.30	0.10%	$0.53
Service Class Shares	1,000.00	1,088.40	0.45%	2.37
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.90	0.45%	2.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-3

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.75%
Equity Funds	94.68%
Money Market Fund	5.07%
Total Investments	99.75%
Receivables and Other Assets Net of Liabilities	0.25%
Total Net Assets	100.00%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-4

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.75%
Equity Funds–94.68%
✠Fidelity®-
VIP Contrafund® Portfolio	6,645,540	$323,172,597
VIP Equity-Income Portfolio	5,691,584	141,435,867
		464,608,464
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–5.07%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	24,904,599	$24,904,599
		24,904,599
Total Investment Companies (Cost $342,273,218)		489,513,063

TOTAL INVESTMENTS–99.75% (Cost $342,273,218)	489,513,063
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.25%	1,215,372
NET ASSETS APPLICABLE TO 33,138,719 SHARES OUTSTANDING–100.00%	$490,728,435
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($81,750 / 5,508 Shares)	$14.842
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($490,646,685 / 33,133,211 Shares)	$14.808
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$348,499,185
Distributable earnings/(accumulated loss)	142,229,250
TOTAL NET ASSETS	$490,728,435

✠Initial Class.

★Includes $1,374,281 cash collateral held at broker for futures contracts, $25,120 expense reimbursement receivable from Lincoln Financial
Investments Corporation, $113,134 payable for fund shares redeemed, $9,267 other accrued expenses payable, $186,704 due to manager and affiliates, $62,581 variation margin due to broker on futures contracts, $22,140 payable for audit fee and $16,357 payable for fund accounting fee as of December 31, 2023.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-5

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
1	British Pound	$79,694	$78,303	3/18/24	$1,391	$—
1	Euro	138,438	135,423	3/18/24	3,015	—
1	Japanese Yen	89,700	87,157	3/18/24	2,543	—
					6,949	—
Equity Contracts:
9	E-mini MSCI Emerging Markets Index	465,165	444,666	3/15/24	20,499	—
103	E-mini S&P 500 Index	24,823,000	23,820,190	3/15/24	1,002,810	—
3	Euro STOXX 50 Index	150,457	149,694	3/15/24	763	—
1	FTSE 100 Index	98,868	96,078	3/15/24	2,790	—
					1,026,862	—
Total Futures Contracts					$1,033,811	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-6

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$5,309,983
EXPENSES:
Management fees	3,270,280
Distribution fees-Service Class	1,634,867
Shareholder servicing fees	135,483
Accounting and administration expenses	93,445
Professional fees	44,981
Trustees’ fees and expenses	17,067
Reports and statements to shareholders	14,139
Custodian fees	8,330
Consulting fees	5,379
Pricing fees	426
Other	15,742
5,240,139
Less:
Management fees waived	(2,919,893)
Expenses reimbursed	(241,555)
Total operating expenses	2,078,691
NET INVESTMENT INCOME	3,231,292
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	6,403,907
Distributions from investment companies	14,683,369
Foreign currencies	84
Futures contracts	473,864
Net realized gain	21,561,224
Net change in unrealized appreciation (depreciation) of:
Investments	78,231,154
Foreign currencies	299
Futures contracts	1,031,698
Net change in unrealized appreciation (depreciation)	79,263,151
NET REALIZED AND UNREALIZED GAIN	100,824,375
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$104,055,667
See accompanying notes, which are an integral part of the financial statements.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,231,292	$2,396,216
Net realized gain	21,561,224	16,666,895
Net change in unrealized appreciation (depreciation)	79,263,151	(131,668,833)
Net increase (decrease) in net assets resulting from operations	104,055,667	(112,605,722)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,713)	(20,542)
Service Class	(26,588,146)	(75,534,648)
	(26,592,859)	(75,555,190)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	162	4,735
Service Class	27,555,669	27,194,919
Reinvestment of dividends and distributions:
Standard Class	4,713	20,542
Service Class	26,588,146	75,534,648
	54,148,690	102,754,844
Cost of shares redeemed:
Standard Class	(10,348)	(53,036)
Service Class	(88,873,471)	(63,624,276)
	(88,883,819)	(63,677,312)
Increase (decrease) in net assets derived from capital share transactions	(34,735,129)	39,077,532
NET INCREASE (DECREASE) IN NET ASSETS	42,727,679	(149,083,380)
NET ASSETS:
Beginning of year	448,000,756	597,084,136
End of year	$490,728,435	$448,000,756
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-7

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$12.592	$18.674	$15.290	$13.110	$12.098
Income (loss) from investment operations:
Net investment income[2]	0.144	0.129	0.085	0.088	0.113
Net realized and unrealized gain (loss)	2.983	(3.708)	4.030	2.527	2.220
Total from investment operations	3.127	(3.579)	4.115	2.615	2.333
Less dividends and distributions from:
Net investment income	(0.147)	(0.139)	(0.243)	(0.089)	(0.157)
Net realized gain	(0.730)	(2.364)	(0.488)	(0.346)	(1.164)
Total dividends and distributions	(0.877)	(2.503)	(0.731)	(0.435)	(1.321)
Net asset value, end of period	$14.842	$12.592	$18.674	$15.290	$13.110
Total return[3]	25.25%	(18.92% )	26.98%	20.26%	20.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82	$74	$153	$132	$124
Ratio of expenses to average net assets[4]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.78%	0.77%	0.77%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets	1.03%	0.83%	0.49%	0.64%	0.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.35%	0.16%	(0.18% )	(0.03% )	0.20%
Portfolio turnover	11%	15%	20%	16%	15%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-8

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$12.569	$18.648	$15.270	$13.100	$12.095
Income (loss) from investment operations:
Net investment income[2]	0.095	0.073	0.024	0.040	0.067
Net realized and unrealized gain (loss)	2.971	(3.698)	4.021	2.519	2.215
Total from investment operations	3.066	(3.625)	4.045	2.559	2.282
Less dividends and distributions from:
Net investment income	(0.097)	(0.090)	(0.179)	(0.043)	(0.113)
Net realized gain	(0.730)	(2.364)	(0.488)	(0.346)	(1.164)
Total dividends and distributions	(0.827)	(2.454)	(0.667)	(0.389)	(1.277)
Net asset value, end of period	$14.808	$12.569	$18.648	$15.270	$13.100
Total return[3]	24.81%	(19.20% )	26.54%	19.84%	19.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$490,647	$447,926	$596,931	$530,011	$451,758
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.13%	1.12%	1.12%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets	0.68%	0.48%	0.14%	0.29%	0.52%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	—	(0.19% )	(0.53% )	(0.38% )	(0.15% )
Portfolio turnover	11%	15%	20%	16%	15%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-9

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the Fidelity®-VIP Contrafund® Portfolio and Fidelity® VIP Equity-Income Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)). The Fidelity®-VIP Contrafund® Portfolio and Fidelity® VIP Equity-Income Portfolio, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-10

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.70% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.625% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.095% of the Fund’s average daily net assets for the Standard Class and 0.445% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$234,492	$237,502	$241,555	$713,549
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$37,643
Legal	6,164
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,534 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-11

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$25,120
Management fees payable to LFI	30,847
Distribution fees payable to LFD	143,929
Shareholder servicing fees payable to Lincoln Life	11,928
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$50,125,129
Sales	87,995,999
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$361,991,443
Aggregate unrealized appreciation of investments and derivatives	$127,521,924
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$127,521,924
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-12

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$489,513,063	$—	$—	$489,513,063
Derivatives:
Assets:
Futures Contracts	$1,033,811	$—	$—	$1,033,811
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to futures contracts and wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$6,153,997	$3,206,830
Long-term capital gains	20,438,862	72,348,360
Total	$26,592,859	$75,555,190
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$65,865
Undistributed long-term capital gains	14,641,463
Other temporary differences	(2)
Net unrealized appreciation	127,521,924
Distributable earnings/(accumulated loss)	$142,229,250
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	12	316
Service Class	1,991,209	1,745,805
Shares reinvested:
Standard Class	333	1,646
Service Class	1,890,355	6,082,575
	3,881,909	7,830,342
Shares redeemed:
Standard Class	(738)	(4,283)
Service Class	(6,385,818)	(4,201,923)
	(6,386,556)	(4,206,206)
Net increase (decrease)	(2,504,647)	3,624,136
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-13

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,026,862	Receivables and other assets net of liabilities	$—
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	6,949	Receivables and other assets net of liabilities	—
Total		$1,033,811		$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$501,374	$1,020,849
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(27,510)	10,849
Total		$473,864	$1,031,698
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-14

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$20,842,567	$2,045,566
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–16

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-17

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Growth funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LFI comparing the total return, standard deviation and Sharpe ratio of the Fund to a Large Growth funds category and the benchmark index. The Board concluded that the services provided by LFI were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund-23

LVIP Franklin Templeton Multi-Factor Funds
(formerly, LVIP SSGA Funds)
LVIP Franklin Templeton Multi-Factor International Equity Fund (formerly, LVIP SSGA Developed International 150 Fund)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund (formerly, LVIP SSGA Emerging Markets 100 Fund)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund (formerly, LVIP SSGA Large Cap 100 Fund)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund (formerly, LVIP SSGA Small-Mid Cap 200 Fund)
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Franklin Templeton Multi-Factor Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Multi-Factor International Equity Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Franklin Advisers, Inc.
The Fund returned 18.92% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 18.24%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly Gross Domestic Product growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be close or at the end of its rate hiking cycle. Fixed income returns finished positive in 2023 despite the unprecedented bear bond market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads narrowed and default rates remained relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index5 returned 26.3% during 2023, while the Nasdaq® Composite Index6 returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX)7, stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index8, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The Fund is a systematic, multi-factor strategy designed to capture the quality, value, and momentum factors and is expected to outperform the prospective benchmark, the MSCI EAFE Net Return index, during market environments favoring these factors.  During calendar year
2023, the Fund maintained an overweight allocation to the valuation factor.  This preference for securities trading at cheaper valuations contributed to relative performance during the year.
Portfolio Managers:
Franklin Advisers, Inc.:	Sundaram Chettiappan Joseph S. Giroux Chandrakanth Seethamraju
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
MSCI EAFE Index (net dividends)
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/13
12/31/23
$15,375
$15,203
$14,994

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Factor International Equity Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,375 for the Standard Class shares and to $14,994 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $15,203. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Franklin Templeton Multi-Factor Funds-1

LVIP Franklin Templeton Multi-Factor International Equity Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 18.92%
Five Years	+ 6.73%
Ten Years	+ 4.40%
Service Class Shares
One Year	+ 18.62%
Five Years	+ 6.47%
Ten Years	+ 4.13%
1. The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The Bloomberg US Corporate High Yield Bond Index measures the  USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
8. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Franklin Templeton Multi-Factor Funds-2

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
2023 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Franklin Advisers, Inc.
The Fund returned 10.04% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned 9.83%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly Gross Domestic Product growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be close or at the end of its rate hiking cycle. Fixed income returns finished positive in 2023 despite the unprecedented bear bond market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads narrowed and default rates remained relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index5 returned 26.3% during 2023, while the Nasdaq® Composite Index6 returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX)7, stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index8, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The Fund is a systematic, multi-factor strategy designed to capture the quality, value, and momentum factors and is expected to outperform the prospective benchmark, the MSCI EM Net Return index, during market environments favoring these factors. During calendar year
2023, the Fund maintained an overweight allocation to the valuation factor.  This preference for securities trading at cheaper valuations contributed to relative performance during the year.
Portfolio Managers:
Franklin Advisers, Inc.:	Sundaram Chettiappan Chandrakanth Seethamraju
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
MSCI Emerging Markets Index (net dividends)
$18,000
$15,000
$12,000
$9,000
$6,000
12/31/13
12/31/23
$13,003
$11,715
$11,426

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,715 for the Standard Class shares and to $11,426 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did over the same period. The same $10,000 investment would have increased to $13,003. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Franklin Templeton Multi-Factor Funds-3

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 10.04%
Five Years	+ 3.12%
Ten Years	+ 1.60%
Service Class Shares
One Year	+ 9.76%
Five Years	+ 2.86%
Ten Years	+ 1.34%
1. The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The Bloomberg US Corporate High Yield Bod Index measures the  USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
8. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Franklin Templeton Multi-Factor Funds-4

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
2023 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Franklin Advisers, Inc.
The Fund returned 17.39% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Index1, returned 26.29%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond2 Index and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index returned 26.3% during 2023, while the Nasdaq® Composite Index5 returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX)6, stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index7, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The Fund invests predominately in U.S. large cap securities. The Fund seeks to overweight securities that exhibit positive momentum, cheaper valuations and higher quality characteristics relative to the benchmark.  During calendar year 2023, the Fund maintained an overweight allocation to the valuation factor.  This preference for securities trading at cheaper valuations was the largest detractor from benchmark relative returns during the year.
Portfolio Managers:
Franklin Advisers, Inc.:	Sundaram Chettiappan Jose Maldonado Chandrakanth Seethamraju
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
S&P 500® Index
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
12/31/13
12/31/23
$31,150
$26,082
$25,438

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,082 for the Standard Class shares and to $25,438 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $31,150. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 17.39%
Five Years	+ 12.81%
Ten Years	+ 10.06%
Service Class Shares
One Year	+ 17.09%
Five Years	+ 12.53%
Ten Years	+ 9.79%
LVIP Franklin Templeton Multi-Factor Funds-5

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
2023 Annual Report Commentary (unaudited) (continued)
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The Bloomberg US Corporate High Yield Bod Index measures the  USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
7. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Franklin Templeton Multi-Factor Funds-6

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
2023 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Franklin Advisers, Inc.
The Fund returned 15.54% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 2000® Index1, returned 16.93%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index5 returned 26.3% during 2023, while the Nasdaq® Composite Index6 returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX)7, stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index8, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The Fund invests predominately in small and medium sized U.S. securities. The Fund seeks to overweight securities that exhibit positive momentum, cheaper valuations and higher quality characteristics relative to the benchmark.  During calendar year 2023, the Fund maintained an overweight allocation to the valuation factor.  This preference for securities trading at cheaper valuations was the largest detractor from benchmark-relative returns during the year.
Portfolio Managers:
Franklin Advisers, Inc.:	Sundaram Chettiappan Christopher W. Floyd Chandrakanth Seethamraju
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
Russell 2000® Index
$36,000
$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
12/31/13
12/31/23
$19,971
$19,958
$19,479

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,971 for the Standard Class shares and to $19,479 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $19,958. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 15.54%
Five Years	+ 11.42%
Ten Years	+ 7.16%
Service Class Shares
One Year	+ 15.25%
Five Years	+ 11.14%
Ten Years	+ 6.89%
LVIP Franklin Templeton Multi-Factor Funds-7

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
2023 Annual Report Commentary (unaudited) (continued)
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000®Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The Bloomberg US Corporate High Yield Bod Index measures the  USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
8. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Franklin Templeton Multi-Factor Funds-8

LVIP Franklin Templeton Multi-Factor Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP Franklin Templeton Multi-Factor International Equity Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,084.00	0.41%	$2.15
Service Class Shares	1,000.00	1,082.50	0.66%	3.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.41%	$2.09
Service Class Shares	1,000.00	1,021.90	0.66%	3.36
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,047.40	0.50%	$2.58
Service Class Shares	1,000.00	1,045.90	0.75%	3.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.50%	$2.55
Service Class Shares	1,000.00	1,021.40	0.75%	3.82
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,081.90	0.36%	$1.89
Service Class Shares	1,000.00	1,080.60	0.61%	3.20
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11
LVIP Franklin Templeton Multi-Factor Funds-9

LVIP Franklin Templeton Multi-Factor Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,100.20	0.39%	$2.06
Service Class Shares	1,000.00	1,099.00	0.64%	3.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.39%	$1.99
Service Class Shares	1,000.00	1,022.00	0.64%	3.26

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Franklin Templeton Multi-Factor Funds-10

LVIP Franklin Templeton Multi-Factor International Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023

Security Type/Country	Percentage of Net Assets
Common Stock	98.50%
Australia	7.09%
Austria	0.60%
Belgium	0.49%
Denmark	4.08%
Finland	0.25%
France	9.86%
Germany	6.87%
Hong Kong	1.94%
Ireland	0.44%
Israel	0.76%
Italy	2.51%
Japan	22.86%
Jordan	0.23%
Luxembourg	0.83%
Netherlands	6.20%
New Zealand	0.10%
Norway	1.21%
Portugal	0.54%
Singapore	0.79%
Spain	4.15%
Sweden	2.89%
Switzerland	9.80%
Thailand	0.15%
United Kingdom	13.86%
Preferred Stocks	0.23%
Money Market Fund	0.73%
Total Investments	99.46%
Receivables and Other Assets Net of Liabilities	0.54%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.05%
Air Freight & Logistics	0.51%
Airlines	0.14%
Automobiles	3.27%
Banks	7.16%
Beverages	1.48%
Biotechnology	0.96%
Building Products	1.63%
Capital Markets	4.54%
Chemicals	3.48%
Commercial Services & Supplies	0.19%
Construction & Engineering	0.11%
Sector	Percentage of Net Assets
Construction Materials	0.50%
Containers & Packaging	0.17%
Diversified Consumer Services	0.11%
Diversified Financial Services	1.85%
Diversified Telecommunication Services	1.97%
Electric Utilities	2.05%
Electrical Equipment	1.65%
Electronic Equipment, Instruments & Components	1.00%
Entertainment	1.18%
Equity Real Estate Investment Trusts	0.17%
Food & Staples Retailing	1.75%
Food Products	2.52%
Gas Utilities	0.67%
Health Care Equipment & Supplies	2.31%
Health Care Providers & Services	0.56%
Health Care Technology	0.22%
Hotels, Restaurants & Leisure	1.57%
Household Durables	0.68%
Household Products	0.13%
Independent Power and Renewable Electricity Producers	0.66%
Industrial Conglomerates	1.45%
Industrial REITs	0.83%
Insurance	4.93%
Interactive Media & Services	0.28%
IT Services	0.75%
Leisure Products	0.20%
Life Sciences Tools & Services	0.76%
Machinery	3.62%
Marine	0.23%
Media	0.35%
Metals & Mining	4.66%
Multiline Retail	0.90%
Multi-Utilities	0.60%
Oil, Gas & Consumable Fuels	3.45%
Paper & Forest Products	0.22%
Personal Products	2.31%
Pharmaceuticals	8.85%
Professional Services	2.89%
Real Estate Management & Development	1.62%
Retail REITs	0.28%
Semiconductors & Semiconductor Equipment	3.41%
Software	2.28%
Specialty Retail	1.34%
Textiles, Apparel & Luxury Goods	2.84%
Tobacco	0.35%
Trading Companies & Distributors	1.66%
Transportation Infrastructure	0.45%
LVIP Franklin Templeton Multi-Factor Funds-11

LVIP Franklin Templeton Multi-Factor International Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Wireless Telecommunication Services	0.98%
Total	98.73%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Novo Nordisk AS Class B	2.61%
BHP Group Ltd.	2.04%
Novartis AG	1.58%
ASML Holding NV	1.49%
L'Oreal SA	1.48%
Shin-Etsu Chemical Co. Ltd.	1.48%
Allianz SE	1.33%
Stellantis NV	1.30%
Nestle SA	1.23%
Cie de Saint-Gobain SA	1.22%
Total	15.76%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Franklin Templeton Multi-Factor Funds-12

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023

Security Type/Country	Percentage of Net Assets
Common Stock	95.74%
Brazil	3.56%
Chile	0.46%
China	24.58%
Czech Republic	0.09%
Egypt	0.48%
Greece	0.88%
Hong Kong	0.94%
Hungary	0.75%
India	16.62%
Indonesia	1.88%
Kuwait	0.13%
Malaysia	1.33%
Mexico	2.65%
Netherlands	0.16%
Peru	0.30%
Philippines	0.62%
Poland	1.09%
Qatar	0.28%
Republic of Korea	12.54%
Russia	0.00%
Saudi Arabia	3.57%
Singapore	0.10%
South Africa	2.95%
Taiwan	15.71%
Thailand	1.59%
Turkey	1.09%
United Arab Emirates	1.39%
Preferred Stocks	2.49%
Money Market Fund	1.96%
Total Investments	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.23%
Air Freight & Logistics	0.32%
Airlines	0.26%
Auto Components	0.97%
Automobiles	2.63%
Banks	15.81%
Beverages	1.49%
Biotechnology	0.91%
Building Products	0.02%
Sector	Percentage of Net Assets
Capital Markets	0.88%
Chemicals	3.28%
Commercial Services & Supplies	0.02%
Communications Equipment	0.28%
Construction & Engineering	0.55%
Construction Materials	1.06%
Consumer Finance	0.80%
Containers & Packaging	0.09%
Diversified Consumer Services	0.19%
Diversified Financial Services	1.39%
Diversified Telecommunication Services	1.14%
Electric Utilities	0.93%
Electrical Equipment	1.75%
Electronic Equipment, Instruments & Components	3.03%
Entertainment	1.40%
Equity Real Estate Investment Trusts	0.10%
Food & Staples Retailing	1.12%
Food Products	1.74%
Gas Utilities	0.29%
Health Care Equipment & Supplies	0.21%
Health Care Providers & Services	1.12%
Hotels, Restaurants & Leisure	2.11%
Household Durables	0.35%
Household Products	0.10%
Independent Power and Renewable Electricity Producers	0.89%
Industrial Conglomerates	1.01%
Insurance	2.65%
Interactive Media & Services	4.93%
IT Services	2.58%
Life Sciences Tools & Services	0.65%
Machinery	0.60%
Marine	0.48%
Media	0.08%
Metals & Mining	4.06%
Multiline Retail	3.83%
Multi-Utilities	0.06%
Oil, Gas & Consumable Fuels	4.13%
Paper & Forest Products	0.16%
Personal Products	0.74%
Pharmaceuticals	1.58%
Real Estate Management & Development	1.88%
Road & Rail	0.12%
Semiconductors & Semiconductor Equipment	11.13%
Software	0.30%
Specialty Retail	0.84%
Technology Hardware, Storage & Peripherals	5.33%
Textiles, Apparel & Luxury Goods	0.99%
Tobacco	0.30%
LVIP Franklin Templeton Multi-Factor Funds-13

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Trading Companies & Distributors	0.13%
Transportation Infrastructure	0.70%
Wireless Telecommunication Services	1.51%
Total	98.23%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.04%
Samsung Electronics Co. Ltd.	4.04%
Tencent Holdings Ltd.	3.27%
Alibaba Group Holding Ltd.	1.97%
Reliance Industries Ltd.	1.55%
Bank Central Asia Tbk. PT	1.25%
United Microelectronics Corp.	1.22%
BYD Co. Ltd. Class H	1.18%
ICICI Bank Ltd.	1.16%
Vale SA	1.15%
Total	22.83%

IT–Information Technology
LVIP Franklin Templeton Multi-Factor Funds-14

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.90%
Aerospace & Defense	1.16%
Air Freight & Logistics	0.67%
Airlines	0.10%
Auto Components	0.10%
Automobiles	2.46%
Banks	3.57%
Beverages	1.18%
Biotechnology	3.41%
Building Products	0.52%
Capital Markets	3.29%
Chemicals	1.78%
Commercial Services & Supplies	0.42%
Communications Equipment	1.12%
Construction & Engineering	0.13%
Consumer Finance	0.50%
Containers & Packaging	0.19%
Diversified Consumer Services	0.10%
Diversified Financial Services	4.94%
Diversified Telecommunication Services	1.01%
Electric Utilities	0.64%
Electrical Equipment	0.98%
Electronic Equipment, Instruments & Components	0.31%
Energy Equipment & Services	0.09%
Entertainment	1.20%
Food & Staples Retailing	2.45%
Food Products	0.59%
Gas Utilities	0.20%
Health Care Equipment & Supplies	3.03%
Health Care Providers & Services	2.12%
Health Care REITs	0.11%
Health Care Technology	0.19%
Hotels, Restaurants & Leisure	1.59%
Household Durables	0.15%
Household Products	1.23%
Independent Power and Renewable Electricity Producers	0.32%
Industrial Conglomerates	0.10%
Industrial REITs	0.24%
Insurance	1.26%
Interactive Media & Services	6.64%
IT Services	0.80%
Life Sciences Tools & Services	1.80%
Machinery	1.43%
Media	1.35%
Metals & Mining	0.94%
Multiline Retail	3.31%
Security Type/Sector	Percentage of Net Assets
Multi-Utilities	0.86%
Office REITs	0.11%
Oil, Gas & Consumable Fuels	3.05%
Personal Products	0.11%
Pharmaceuticals	2.61%
Professional Services	0.62%
Residential REITs	0.41%
Retail REITs	0.85%
Road & Rail	0.37%
Semiconductors & Semiconductor Equipment	7.69%
Software	10.50%
Specialized REITs	1.28%
Specialty Retail	2.06%
Technology Hardware, Storage & Peripherals	7.12%
Textiles, Apparel & Luxury Goods	0.49%
Tobacco	0.53%
Trading Companies & Distributors	0.21%
Water Utilities	0.21%
Wireless Telecommunication Services	0.10%
Money Market Fund	1.07%
Total Investments	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%
LVIP Franklin Templeton Multi-Factor Funds-15

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	6.89%
Microsoft Corp.	6.77%
Amazon.com, Inc.	3.31%
NVIDIA Corp.	3.25%
Alphabet, Inc. Class C	2.25%
Meta Platforms, Inc. Class A	2.23%
Alphabet, Inc. Class A	2.16%
Berkshire Hathaway, Inc. Class B	1.92%
JPMorgan Chase & Co.	1.91%
Broadcom, Inc.	1.59%
Total	32.28%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Franklin Templeton Multi-Factor Funds-16

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.69%
Aerospace & Defense	0.96%
Air Freight & Logistics	0.20%
Airlines	0.51%
Auto Components	1.27%
Automobiles	0.19%
Banks	9.06%
Beverages	0.42%
Biotechnology	6.60%
Building Products	1.58%
Capital Markets	1.71%
Chemicals	1.65%
Commercial Services & Supplies	1.55%
Communications Equipment	0.58%
Construction & Engineering	1.32%
Construction Materials	0.29%
Consumer Finance	0.66%
Containers & Packaging	0.12%
Diversified Consumer Services	1.18%
Diversified Financial Services	2.72%
Diversified Telecommunication Services	0.56%
Electric Utilities	0.46%
Electrical Equipment	1.86%
Electronic Equipment, Instruments & Components	2.87%
Energy Equipment & Services	2.07%
Entertainment	0.45%
Equity Real Estate Investment Trusts	0.74%
Food & Staples Retailing	0.49%
Food Products	0.87%
Gas Utilities	0.58%
Health Care Equipment & Supplies	3.15%
Health Care Providers & Services	2.33%
Health Care REITs	0.66%
Health Care Technology	0.56%
Hotel & Resort REITs	0.90%
Hotels, Restaurants & Leisure	2.13%
Household Durables	1.95%
Household Products	0.25%
Independent Power and Renewable Electricity Producers	1.04%
Industrial REITs	0.40%
Insurance	1.60%
Interactive Media & Services	0.87%
IT Services	0.57%
Leisure Products	0.43%
Life Sciences Tools & Services	0.49%
Machinery	4.26%
Security Type/Sector	Percentage of Net Assets
Marine	0.25%
Media	0.63%
Metals & Mining	2.03%
Mortgage Real Estate Investment Trusts (REITs)	1.04%
Multiline Retail	0.10%
Multi-Utilities	0.33%
Office REITs	0.94%
Oil, Gas & Consumable Fuels	3.56%
Paper & Forest Products	0.08%
Personal Products	0.92%
Pharmaceuticals	2.02%
Professional Services	2.24%
Real Estate Management & Development	0.79%
Residential REITs	0.69%
Retail REITs	0.95%
Road & Rail	0.55%
Semiconductors & Semiconductor Equipment	2.80%
Software	6.31%
Specialized REITs	0.52%
Specialty Retail	3.19%
Technology Hardware, Storage & Peripherals	0.78%
Textiles, Apparel & Luxury Goods	0.64%
Tobacco	0.13%
Trading Companies & Distributors	1.54%
Water Utilities	0.40%
Wireless Telecommunication Services	0.15%
Rights	0.00%
Warrant	0.00%
Money Market Fund	1.11%
Total Investments	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%
LVIP Franklin Templeton Multi-Factor Funds-17

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Vistra Corp.	0.94%
Webster Financial Corp.	0.67%
Snap-on, Inc.	0.66%
U.S. Steel Corp.	0.65%
First Citizens BancShares, Inc. Class A	0.64%
Jabil, Inc.	0.63%
Builders FirstSource, Inc.	0.61%
Super Micro Computer, Inc.	0.60%
Manhattan Associates, Inc.	0.56%
Lincoln Electric Holdings, Inc.	0.55%
Total	6.51%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Franklin Templeton Multi-Factor Funds-18

LVIP Franklin Templeton Multi-Factor International Equity Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.50%
Australia–7.09%
Aristocrat Leisure Ltd.	87,236	$2,426,626
BHP Group Ltd.	482,113	16,561,496
BlueScope Steel Ltd.	211,369	3,370,475
Brambles Ltd.	164,596	1,525,430
Cochlear Ltd.	21,133	4,301,172
CSL Ltd.	25,702	5,020,568
Fortescue Ltd.	326,194	6,450,708
Goodman Group	390,038	6,724,523
Lottery Corp. Ltd.	480,730	1,585,552
Medibank Pvt Ltd.	475,787	1,154,241
Pilbara Minerals Ltd.	818,903	2,204,264
Stockland	454,494	1,378,232
Telstra Group Ltd.	295,484	797,376
Washington H Soul Pattinson & Co. Ltd.	110,051	2,457,562
Wesfarmers Ltd.	43,962	1,708,799
		57,667,024
Austria–0.60%
Erste Group Bank AG	85,360	3,461,185
Verbund AG	15,075	1,398,764
		4,859,949
Belgium–0.49%
Ageas SA	71,965	3,123,014
Anheuser-Busch InBev SA	13,437	866,589
		3,989,603
Denmark–4.08%
†Demant AS	46,010	2,016,817
†Genmab AS	8,679	2,769,743
Novo Nordisk AS Class B	205,408	21,235,258
Pandora AS	41,822	5,779,657
Rockwool AS Class B	4,570	1,337,290
		33,138,765
Finland–0.25%
Kone OYJ Class B	41,126	2,050,312
		2,050,312
France–9.86%
Air Liquide SA	29,416	5,719,285
Arkema SA	7,977	907,040
AXA SA	87,212	2,839,229
BioMerieux	11,915	1,323,249
BNP Paribas SA	101,808	7,034,550
Bouygues SA	22,910	862,946
Carrefour SA	48,515	887,191
Cie de Saint-Gobain SA	135,265	9,954,059
Credit Agricole SA	201,425	2,857,811
Dassault Aviation SA	10,256	2,028,923
Eurazeo SE	20,873	1,655,622
Hermes International SCA	3,335	7,064,396
Ipsen SA	16,507	1,966,251
L'Oreal SA	24,244	12,061,272
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
LVMH Moet Hennessy Louis Vuitton SE	8,540	$6,916,186
Publicis Groupe SA	30,942	2,869,308
Schneider Electric SE	16,055	3,221,854
Teleperformance SE	23,214	3,384,058
TotalEnergies SE	64,354	4,376,286
†Unibail-Rodamco-Westfield	30,236	2,233,725
		80,163,241
Germany–6.87%
Allianz SE	40,355	10,778,850
BASF SE	15,960	859,457
Beiersdorf AG	5,966	893,743
Daimler Truck Holding AG	69,186	2,598,376
Deutsche Bank AG	201,504	2,750,376
Deutsche Post AG	67,728	3,353,734
Deutsche Telekom AG	35,176	844,608
Fresenius Medical Care AG	60,043	2,516,159
Fresenius SE & Co. KGaA	64,842	2,009,316
Hannover Rueck SE	3,877	925,767
Heidelberg Materials AG	30,991	2,769,161
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	12,120	5,018,792
Nemetschek SE	11,025	955,184
Rational AG	2,423	1,871,072
RWE AG	100,355	4,562,205
SAP SE	42,525	6,547,956
Siemens AG	35,121	6,588,110
		55,842,866
Hong Kong–1.94%
Budweiser Brewing Co. APAC Ltd.	574,200	1,075,085
CK Hutchison Holdings Ltd.	236,014	1,264,927
Hang Lung Properties Ltd.	638,000	888,960
Henderson Land Development Co. Ltd.	267,000	822,354
Hong Kong Exchanges & Clearing Ltd.	132,900	4,561,337
SITC International Holdings Co. Ltd.	540,000	932,215
Swire Pacific Ltd. Class A	212,500	1,798,841
Techtronic Industries Co. Ltd.	76,500	911,612
WH Group Ltd.	4,025,365	2,598,174
Xinyi Glass Holdings Ltd.	852,000	955,820
		15,809,325
Ireland–0.44%
†AerCap Holdings NV	11,908	885,002
CRH PLC	18,220	1,256,425
LVIP Franklin Templeton Multi-Factor Funds-19

LVIP Franklin Templeton Multi-Factor International Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Ireland (continued)
Smurfit Kappa Group PLC	35,292	$1,397,907
		3,539,334
Israel–0.76%
†Check Point Software Technologies Ltd.	23,760	3,630,291
ICL Group Ltd.	277,562	1,395,485
†Wix.com Ltd.	9,504	1,169,182
		6,194,958
Italy–2.51%
Assicurazioni Generali SpA	200,721	4,233,400
Banco BPM SpA	143,117	755,370
Enel SpA	111,216	826,289
Intesa Sanpaolo SpA	977,807	2,853,527
Poste Italiane SpA	225,843	2,561,757
Prysmian SpA	84,335	3,832,994
UniCredit SpA	197,826	5,364,751
		20,428,088
Japan–22.86%
Asahi Group Holdings Ltd.	76,500	2,852,745
Asahi Intecc Co. Ltd.	44,600	907,341
Azbil Corp.	57,200	1,892,874
Bandai Namco Holdings, Inc.	82,200	1,647,789
BayCurrent Consulting, Inc.	62,100	2,180,547
Chubu Electric Power Co., Inc.	324,900	4,197,201
Chugai Pharmaceutical Co. Ltd.	53,300	2,019,352
Daiwa House Industry Co. Ltd.	257,600	7,804,732
Daiwa Securities Group, Inc.	180,000	1,211,617
Disco Corp.	15,900	3,944,553
Fuji Electric Co. Ltd.	22,900	985,674
Hitachi Construction Machinery Co. Ltd.	54,700	1,445,865
Hitachi Ltd.	41,000	2,957,234
Honda Motor Co. Ltd.	88,500	920,149
Hoya Corp.	54,100	6,762,500
Hulic Co. Ltd.	182,000	1,905,837
Inpex Corp.	261,400	3,530,754
ITOCHU Corp.	24,217	990,492
Japan Exchange Group, Inc.	55,600	1,176,275
Japan Post Insurance Co. Ltd.	84,200	1,495,296
Japan Tobacco, Inc.	78,646	2,033,083
Kansai Electric Power Co., Inc.	278,300	3,694,877
KDDI Corp.	97,700	3,108,384
Keyence Corp.	2,800	1,233,589
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kikkoman Corp.	12,900	$789,919
Komatsu Ltd.	193,100	5,050,729
M3, Inc.	106,500	1,762,160
Makita Corp.	39,800	1,098,028
Mazda Motor Corp.	226,500	2,447,324
MEIJI Holdings Co. Ltd.	46,800	1,111,583
Mitsubishi Corp.	211,500	3,380,250
Mitsubishi Electric Corp.	261,500	3,707,365
Mitsubishi HC Capital, Inc.	200,700	1,347,679
Mitsubishi Heavy Industries Ltd.	18,900	1,104,645
Mitsui & Co. Ltd.	125,300	4,708,081
Mitsui Chemicals, Inc.	38,200	1,132,996
MS&AD Insurance Group Holdings, Inc.	80,900	3,182,067
Murata Manufacturing Co. Ltd.	134,700	2,859,270
NEC Corp.	66,500	3,938,121
Nexon Co. Ltd.	39,200	714,357
Nintendo Co. Ltd.	110,100	5,746,283
NIPPON EXPRESS HOLDINGS, Inc.	13,700	778,665
Nippon Sanso Holdings Corp.	79,500	2,129,021
Nippon Steel Corp.	48,100	1,101,865
Nitto Denko Corp.	41,400	3,097,660
Oracle Corp.	18,800	1,449,333
Oriental Land Co. Ltd.	34,600	1,288,543
ORIX Corp.	86,600	1,631,274
Osaka Gas Co. Ltd.	81,300	1,698,074
Otsuka Corp.	26,300	1,084,269
Otsuka Holdings Co. Ltd.	184,200	6,909,460
Panasonic Holdings Corp.	359,200	3,557,609
Recruit Holdings Co. Ltd.	105,100	4,444,761
†Renesas Electronics Corp.	46,800	846,051
Shin-Etsu Chemical Co. Ltd.	286,700	12,031,233
Shionogi & Co. Ltd.	102,400	4,936,987
SoftBank Corp.	328,400	4,098,013
Sony Group Corp.	20,100	1,911,638
Subaru Corp.	122,100	2,239,366
Suntory Beverage & Food Ltd.	31,800	1,048,723
Sysmex Corp.	18,900	1,053,306
Tokyo Electron Ltd.	15,200	2,722,525
Tokyo Gas Co. Ltd.	164,100	3,768,481
Toyota Motor Corp.	515,100	9,463,593
Toyota Tsusho Corp.	59,300	3,494,074
Yokogawa Electric Corp.	113,500	2,164,550
Zensho Holdings Co. Ltd.	22,000	1,152,894
ZOZO, Inc.	38,200	860,177
		185,941,762
LVIP Franklin Templeton Multi-Factor Funds-20

LVIP Franklin Templeton Multi-Factor International Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Jordan–0.23%
Hikma Pharmaceuticals PLC	82,675	$1,885,279
		1,885,279
Luxembourg–0.83%
ArcelorMittal SA	106,390	3,015,510
Eurofins Scientific SE	57,518	3,745,053
		6,760,563
Netherlands–6.20%
ASML Holding NV	16,142	12,147,869
BE Semiconductor Industries NV	5,333	803,331
ING Groep NV	583,073	8,706,463
Koninklijke Ahold Delhaize NV	239,003	6,863,990
Koninklijke KPN NV	232,811	801,363
NN Group NV	121,308	4,787,568
Randstad NV	44,071	2,759,552
Stellantis NV	451,601	10,544,227
Universal Music Group NV	65,874	1,876,945
Wolters Kluwer NV	7,729	1,098,124
		50,389,432
New Zealand–0.10%
Meridian Energy Ltd.	230,388	806,844
		806,844
Norway–1.21%
Aker BP ASA	29,264	851,141
Equinor ASA	125,847	3,990,355
Norsk Hydro ASA	135,562	912,651
Salmar ASA	17,776	995,886
Telenor ASA	272,077	3,122,489
		9,872,522
Portugal–0.54%
Galp Energia SGPS SA	55,145	812,103
Jeronimo Martins SGPS SA	140,777	3,580,665
		4,392,768
Singapore–0.79%
Genting Singapore Ltd.	1,521,000	1,152,491
Jardine Cycle & Carriage Ltd.	43,200	974,148
Singapore Airlines Ltd.	235,800	1,172,077
Singapore Exchange Ltd.	419,700	3,126,085
		6,424,801
Spain–4.15%
Aena SME SA	20,342	3,685,121
Banco Bilbao Vizcaya Argentaria SA	804,601	7,306,657
CaixaBank SA	659,502	2,712,742
Iberdrola SA	436,021	5,713,570
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
Industria de Diseno Textil SA	190,200	$8,279,169
Repsol SA	301,213	4,472,450
Telefonica SA	415,163	1,619,700
		33,789,409
Sweden–2.89%
Evolution AB	10,069	1,200,168
H & M Hennes & Mauritz AB Class B	53,595	938,519
Industrivarden AB Class A	62,417	2,035,381
Industrivarden AB Class C	72,382	2,356,027
Investor AB Class B	154,361	3,573,579
Nordea Bank Abp	181,198	2,240,621
Skandinaviska Enskilda Banken AB Class A	74,949	1,031,417
SKF AB Class B	120,464	2,404,252
Swedbank AB Class A	164,479	3,315,329
Volvo AB Class B	133,328	3,459,425
†Volvo Car AB Class B	302,640	976,989
		23,531,707
Switzerland–9.80%
ABB Ltd.	37,292	1,653,875
Adecco Group AG	28,171	1,382,340
BKW AG	4,819	856,596
Cie Financiere Richemont SA Class A	17,207	2,368,123
Coca-Cola HBC AG	106,043	3,115,616
Geberit AG	1,459	935,023
Kuehne & Nagel International AG	2,866	987,536
Lonza Group AG	3,836	1,613,213
Nestle SA	86,336	10,009,659
Novartis AG	127,466	12,862,540
Partners Group Holding AG	3,737	5,389,669
Roche Holding AG	29,018	8,555,084
Schindler Holding AG	25,003	6,165,188
Sika AG	3,336	1,085,623
Sonova Holding AG	7,491	2,444,005
STMicroelectronics NV	148,834	7,433,994
Swisscom AG	6,611	3,977,369
UBS Group AG	242,484	7,524,918
VAT Group AG	2,614	1,310,030
		79,670,401
Thailand–0.15%
†Sea Ltd. ADR	30,600	1,239,300
		1,239,300
United Kingdom–13.86%
3i Group PLC	305,984	9,442,446
Anglo American PLC	51,823	1,301,703
LVIP Franklin Templeton Multi-Factor Funds-21

LVIP Franklin Templeton Multi-Factor International Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Associated British Foods PLC	164,398	$4,960,047
AstraZeneca PLC	37,031	5,003,366
Auto Trader Group PLC	244,245	2,245,912
BAE Systems PLC	350,590	4,962,598
Barclays PLC	1,949,670	3,821,659
BP PLC	352,638	2,095,298
BT Group PLC	3,084,249	4,859,134
Burberry Group PLC	55,214	996,560
Centrica PLC	2,738,990	4,910,449
Coca-Cola Europacific Partners PLC	46,544	3,106,347
GSK PLC	350,844	6,485,343
Hargreaves Lansdown PLC	184,594	1,727,049
HSBC Holdings PLC (London Shares)	831,918	6,738,870
Imperial Brands PLC	34,323	790,341
InterContinental Hotels Group PLC	28,585	2,583,304
Intertek Group PLC	50,952	2,757,606
JD Sports Fashion PLC	394,388	834,242
Mondi PLC	89,899	1,761,818
Next PLC	54,200	5,608,405
Pearson PLC	71,392	877,420
RELX PLC	135,138	5,357,089
Rio Tinto PLC	40,965	3,050,461
†Rolls-Royce Holdings PLC	412,073	1,574,171
Sage Group PLC	399,434	5,969,650
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Shell PLC	241,169	$7,904,948
Tesco PLC	800,395	2,963,750
Unilever PLC	121,032	5,862,391
Vodafone Group PLC	935,470	817,507
Whitbread PLC	29,815	1,389,415
		112,759,299
Total Common Stock (Cost $715,843,212)		801,147,552
ΔPREFERRED STOCKS–0.23%
Germany–0.23%
Henkel AG & Co. KGaA 2.54%	12,898	1,037,435
Sartorius AG 0.43%	2,352	865,151
Total Preferred Stocks (Cost $2,016,059)		1,902,586

MONEY MARKET FUND–0.73%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	5,952,594	5,952,594
Total Money Market Fund (Cost $5,952,594)		5,952,594

TOTAL INVESTMENTS–99.46% (Cost $723,811,865)	809,002,732
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.54%	4,353,152
NET ASSETS APPLICABLE TO 101,067,699 SHARES OUTSTANDING–100.00%	$813,355,884
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-FACTOR INTERNATIONAL EQUITY FUND STANDARD CLASS ($690,196,914 / 85,769,339 Shares)	$8.047
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-FACTOR INTERNATIONAL EQUITY FUND SERVICE CLASS ($123,158,970 / 15,298,360 Shares)	$8.050
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$804,201,765
Distributable earnings/(accumulated loss)	9,154,119
TOTAL NET ASSETS	$813,355,884

ΔSecurities have been classified by country of origin.
†Non-income producing.
LVIP Franklin Templeton Multi-Factor Funds-22

LVIP Franklin Templeton Multi-Factor International Equity Fund
Statement of Net Assets (continued)

★Includes $218,156 cash collateral held at broker for futures contracts, $3,900 variation margin due from broker on futures contracts, $40 payable for securities purchased, $249,513 payable for fund shares redeemed, $11,633 other accrued expenses payable, $261,516 due to manager and affiliates, $25,560 payable for audit fee, $28,536 payable for fund accounting fee and $40,764 Payable for custodian fee as of
December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
62	E-mini MSCI EAFE Index	$6,982,440	$6,872,672	3/15/24	$109,768	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
EAFE–Europe Australasia Far East
MSCI–Morgan Stanley Capital International
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-23

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–95.74%
Brazil–3.56%
B3 SA - Brasil Bolsa Balcao	274,300	$820,697
Engie Brasil Energia SA	70,700	659,602
Klabin SA	94,700	433,186
PRIO SA	281,200	2,660,058
Suzano SA	59,000	671,882
Telefonica Brasil SA	144,000	1,581,775
TIM SA	304,700	1,122,105
Ultrapar Participacoes SA	231,300	1,254,746
Vale SA	360,800	5,714,597
Vibra Energia SA	238,600	1,117,609
WEG SA	221,900	1,685,714
		17,721,971
Chile–0.46%
Banco de Chile	7,126,525	837,135
†Enel Americas SA	7,135,538	789,679
Enel Chile SA	9,880,637	639,150
		2,265,964
China–24.58%
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	44,200	117,228
3SBio, Inc.	642,000	618,280
Agricultural Bank of China Ltd. Class A	1,814,700	931,376
†Akeso, Inc.	77,000	457,553
Alibaba Group Holding Ltd.	1,011,400	9,792,129
Anhui Yingjia Distillery Co. Ltd. Class A	14,100	131,791
ANTA Sports Products Ltd.	313,800	3,044,163
Avary Holding Shenzhen Co. Ltd. Class A	40,300	126,829
†Baidu, Inc. Class A	221,600	3,294,840
Bank of Beijing Co. Ltd. Class A	451,600	288,450
Bank of China Ltd. Class A	529,300	297,779
Bank of Communications Co. Ltd. Class A	837,500	677,822
Bank of Shanghai Co. Ltd. Class A	301,200	253,541
Beijing Kingsoft Office Software, Inc. Class A	9,722	433,448
Beijing New Building Materials PLC Class A	36,800	121,210
Beijing Roborock Technology Co. Ltd. Class A	2,903	115,818
Bloomage Biotechnology Corp. Ltd. Class A	9,707	91,606
BYD Co. Ltd. Class A	12,400	346,183
BYD Co. Ltd. Class H	213,500	5,862,125
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
C&D International Investment Group Ltd.	202,000	$430,464
China Feihe Ltd.	1,289,000	704,877
China Medical System Holdings Ltd.	472,000	836,586
China Minsheng Banking Corp. Ltd. Class A	734,000	387,067
China Petroleum & Chemical Corp. Class A	668,800	526,198
China Tower Corp. Ltd. Class H	15,436,000	1,620,993
Chongqing Brewery Co. Ltd. Class A	10,300	96,505
Chongqing Rural Commercial Bank Co. Ltd. Class A	186,500	107,290
Chongqing Zhifei Biological Products Co. Ltd. Class A	24,500	211,104
CITIC Securities Co. Ltd. Class A	260,175	747,267
CMOC Group Ltd. Class A	382,400	280,376
CMOC Group Ltd. Class H	1,317,000	720,188
Contemporary Amperex Technology Co. Ltd. Class A	30,940	712,228
CSPC Pharmaceutical Group Ltd.	2,524,000	2,346,704
†Daqo New Energy Corp. ADR	20,600	547,960
†East Buy Holding Ltd.	96,500	343,562
Eastroc Beverage Group Co. Ltd. Class A	5,700	146,683
ENN Natural Gas Co. Ltd. Class A	53,100	125,933
Far East Horizon Ltd.	453,000	356,204
Focus Media Information Technology Co. Ltd. Class A	212,800	189,630
Founder Securities Co. Ltd. Class A	173,000	196,608
Foxconn Industrial Internet Co. Ltd. Class A	189,600	404,212
GCL Technology Holdings Ltd.	2,974,000	472,275
GF Securities Co. Ltd. Class H	358,800	429,172
Gongniu Group Co. Ltd. Class A	9,500	128,123
Great Wall Motor Co. Ltd. Class H	327,000	424,637
Gree Electric Appliances, Inc. of Zhuhai Class A	60,900	276,241
Greentown China Holdings Ltd.	277,500	282,529
Guangdong Haid Group Co. Ltd. Class A	35,200	222,897
LVIP Franklin Templeton Multi-Factor Funds-24

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Guangzhou Tinci Materials Technology Co. Ltd. Class A	40,900	$144,634
Guotai Junan Securities Co. Ltd. Class A	159,800	335,273
Haidilao International Holding Ltd.	598,000	1,113,520
Haier Smart Home Co. Ltd. Class A	127,600	377,824
Haier Smart Home Co. Ltd. Class H	63,200	178,467
Haitong Securities Co. Ltd. Class A	204,900	270,708
Henan Shenhuo Coal & Power Co. Ltd. Class A	48,200	114,176
Henan Shuanghui Investment & Development Co. Ltd. Class A	71,600	269,653
Hithink RoyalFlush Information Network Co. Ltd. Class A	10,400	230,034
†Horizon Construction Development Ltd.	16,777	9,862
Huafon Chemical Co. Ltd. Class A	104,100	98,490
Hualan Biological Engineering, Inc. Class A	38,300	119,509
Huatai Securities Co. Ltd. Class A	155,400	305,664
Huaxia Bank Co. Ltd. Class A	279,000	221,085
Hunan Valin Steel Co. Ltd. Class A	146,500	106,381
Hundsun Technologies, Inc. Class A	38,600	156,529
Iflytek Co. Ltd. Class A	15,400	100,710
Industrial Bank Co. Ltd. Class A	469,400	1,072,865
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	137,500	518,616
†Inner Mongolia Yitai Coal Co. Ltd. Class B	372,900	574,639
JA Solar Technology Co. Ltd. Class A	71,800	209,765
JCET Group Co. Ltd. Class A	36,200	152,411
JD.com, Inc. Class A	124,950	1,800,202
Jiangsu King's Luck Brewery JSC Ltd. Class A	26,400	181,467
Jiangsu Zhongtian Technology Co. Ltd. Class A	70,000	123,276
KE Holdings, Inc. ADR	39,600	641,916
†Kuaishou Technology	318,100	2,157,059
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Kunlun Energy Co. Ltd.	288,000	$259,656
Lenovo Group Ltd.	2,056,000	2,875,267
Lens Technology Co. Ltd. Class A	105,500	196,357
†Li Auto, Inc. Class A	224,200	4,223,579
Lingyi iTech Guangdong Co. Class A	146,300	139,447
Longfor Group Holdings Ltd.	57,000	91,247
LONGi Green Energy Technology Co. Ltd. Class A	95,900	309,651
†Meituan Class B	361,500	3,791,618
NARI Technology Co. Ltd. Class A	161,200	507,316
NetEase, Inc.	280,400	5,048,888
†New Oriental Education & Technology Group, Inc.	81,300	575,248
Nongfu Spring Co. Ltd. Class H	676,800	3,913,366
†PDD Holdings, Inc. ADR	24,400	3,569,964
PetroChina Co. Ltd. Class A	457,000	454,925
Ping An Insurance Group Co. of China Ltd. Class H	612,500	2,772,860
Pop Mart International Group Ltd.	45,200	117,218
Qifu Technology, Inc. ADR	12,400	196,168
SDIC Power Holdings Co. Ltd. Class A	152,700	283,775
SF Holding Co. Ltd. Class A	104,639	596,065
Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	45,500	177,004
Shandong Nanshan Aluminum Co. Ltd. Class A	246,500	102,184
Shandong Sun Paper Industry JSC Ltd. Class A	61,100	104,846
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	454,400	442,849
Shanghai M&G Stationery, Inc. Class A	19,500	103,244
Shanghai RAAS Blood Products Co. Ltd. Class A	137,300	154,874
Shanghai Rural Commercial Bank Co. Ltd. Class A	207,500	167,938
Shanxi Lu'an Environmental Energy Development Co. Ltd. Class A	63,800	197,098
LVIP Franklin Templeton Multi-Factor Funds-25

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	10,400	$426,136
Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	15,600	172,009
Shenzhen Transsion Holdings Co. Ltd. Class A	17,162	334,906
Sieyuan Electric Co. Ltd. Class A	16,400	120,337
Sinotruk Hong Kong Ltd.	245,000	480,681
SooChow Securities Co. Ltd. Class A	106,100	109,358
Sungrow Power Supply Co. Ltd. Class A	28,600	353,215
TBEA Co. Ltd. Class A	107,120	208,434
Tencent Holdings Ltd.	432,700	16,269,542
†Tencent Music Entertainment Group ADR	182,200	1,641,622
Tianqi Lithium Corp. Class A	31,900	250,938
Tingyi Cayman Islands Holding Corp.	518,000	631,537
†Tongcheng Travel Holdings Ltd.	288,800	534,068
Tongwei Co. Ltd. Class A	94,700	334,218
Topsports International Holdings Ltd.	684,000	532,589
†Vipshop Holdings Ltd. ADR	123,887	2,200,233
Wanhua Chemical Group Co. Ltd. Class A	64,000	693,224
Want Want China Holdings Ltd.	1,601,000	967,756
Weichai Power Co. Ltd. Class H	600,000	1,001,985
WuXi AppTec Co. Ltd. Class A	49,000	502,699
WuXi AppTec Co. Ltd. Class H	130,100	1,323,743
†Wuxi Biologics Cayman, Inc.	186,500	706,973
XCMG Construction Machinery Co. Ltd. Class A	247,500	190,540
Xinjiang Daqo New Energy Co. Ltd. Class A	37,081	154,604
Yadea Group Holdings Ltd.	426,000	748,507
Yifeng Pharmacy Chain Co. Ltd. Class A	18,300	103,315
Yum China Holdings, Inc.	60,083	2,549,322
Zangge Mining Co. Ltd. Class A	33,800	120,765
Zhejiang Chint Electrics Co. Ltd. Class A	45,900	139,211
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Zhejiang Dahua Technology Co. Ltd. Class A	64,500	$167,794
Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	38,600	160,012
Zhongji Innolight Co. Ltd. Class A	16,700	265,869
Zijin Mining Group Co. Ltd. Class A	440,400	773,721
Zijin Mining Group Co. Ltd. Class H	892,000	1,453,063
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	131,100	120,708
ZTE Corp. Class A	76,400	285,253
ZTO Express Cayman, Inc. ADR	47,000	1,000,160
		122,263,118
Czech Republic–0.09%
Moneta Money Bank AS	109,990	460,346
		460,346
Egypt–0.48%
Commercial International Bank - Egypt (CIB)	889,667	2,098,705
Eastern Co. SAE	342,143	310,556
		2,409,261
Greece–0.88%
Jumbo SA	23,387	648,550
Motor Oil Hellas Corinth Refineries SA	7,253	190,245
Mytilineos SA	34,163	1,384,113
†National Bank of Greece SA	176,498	1,225,575
†Public Power Corp. SA	73,692	907,892
		4,356,375
Hong Kong–0.94%
†Alibaba Health Information Technology Ltd.	1,224,000	664,630
Beijing Enterprises Holdings Ltd.	177,000	615,425
Bosideng International Holdings Ltd.	1,130,000	507,946
Brilliance China Automotive Holdings Ltd.	1,050,000	584,939
China Gas Holdings Ltd.	435,600	430,105
China Traditional Chinese Medicine Holdings Co. Ltd.	200,000	100,660
Geely Automobile Holdings Ltd.	751,000	826,163
LVIP Franklin Templeton Multi-Factor Funds-26

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Sinopharm Group Co. Ltd. Class H	370,000	$969,008
		4,698,876
Hungary–0.75%
MOL Hungarian Oil & Gas PLC	147,732	1,203,443
OTP Bank Nyrt	56,024	2,551,585
		3,755,028
India–16.62%
ABB India Ltd.	11,172	627,630
†Adani Power Ltd.	50,827	320,762
Ambuja Cements Ltd.	51,813	324,338
APL Apollo Tubes Ltd.	57,986	1,070,891
Asian Paints Ltd.	130,793	5,347,795
Aurobindo Pharma Ltd.	92,557	1,205,712
Axis Bank Ltd.	322,310	4,269,515
Bajaj Holdings & Investment Ltd.	6,400	590,256
Berger Paints India Ltd.	101,308	736,127
Bharti Airtel Ltd.	40,689	504,715
Britannia Industries Ltd.	27,782	1,782,311
CG Power & Industrial Solutions Ltd.	220,361	1,203,311
Cholamandalam Investment & Finance Co. Ltd.	89,951	1,361,797
Colgate-Palmolive India Ltd.	42,943	1,305,468
Divi's Laboratories Ltd.	14,600	684,946
Dr Reddy's Laboratories Ltd.	38,020	2,649,035
Havells India Ltd.	9,745	160,198
HCL Technologies Ltd.	237,774	4,189,217
HDFC Asset Management Co. Ltd.	24,055	926,485
HDFC Bank Ltd.	62,635	1,286,553
Hindalco Industries Ltd.	268,885	1,986,738
Hindustan Unilever Ltd.	74,123	2,372,925
ICICI Bank Ltd.	483,492	5,790,487
Indian Hotels Co. Ltd.	302,494	1,593,466
Infosys Ltd.	68,346	1,267,231
†InterGlobe Aviation Ltd.	33,111	1,180,618
ITC Ltd.	219,244	1,217,499
†Jio Financial Services Ltd.	110,028	308,014
Jubilant Foodworks Ltd.	44,759	303,929
Larsen & Toubro Ltd.	64,831	2,747,071
Lupin Ltd.	45,938	730,332
Muthoot Finance Ltd.	26,488	469,925
NTPC Ltd.	849,531	3,176,537
Oil & Natural Gas Corp. Ltd.	857,940	2,114,081
PI Industries Ltd.	26,790	1,131,916
Pidilite Industries Ltd.	53,014	1,729,742
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Polycab India Ltd.	15,827	$1,043,202
Power Finance Corp. Ltd.	382,672	1,759,449
Reliance Industries Ltd.	248,456	7,718,031
Shree Cement Ltd.	3,171	1,091,882
Shriram Finance Ltd.	53,706	1,325,196
Supreme Industries Ltd.	22,594	1,233,491
Tata Consultancy Services Ltd.	103,345	4,711,108
Tata Elxsi Ltd.	7,387	777,056
Tata Power Co. Ltd.	190,135	758,929
Trent Ltd.	17,199	631,411
United Spirits Ltd.	94,357	1,267,429
Varun Beverages Ltd.	60,988	906,534
Vedanta Ltd.	251,445	781,254
		82,672,545
Indonesia–1.88%
Adaro Energy Indonesia Tbk. PT	5,163,300	798,120
Bank Central Asia Tbk. PT	10,168,600	6,208,017
Sumber Alfaria Trijaya Tbk. PT	5,759,500	1,096,015
Unilever Indonesia Tbk. PT	2,129,900	488,312
United Tractors Tbk. PT	515,800	757,938
		9,348,402
Kuwait–0.13%
Mabanee Co. KPSC	227,264	623,543
		623,543
Malaysia–1.33%
CELCOMDIGI Bhd.	927,600	823,636
CIMB Group Holdings Bhd.	2,294,500	2,921,181
Genting Bhd.	661,400	664,998
Malaysia Airports Holdings Bhd.	296,800	475,397
MR DIY Group M Bhd.	842,300	265,797
Nestle Malaysia Bhd.	23,800	609,114
Telekom Malaysia Bhd.	407,900	492,676
Tenaga Nasional Bhd.	172,200	376,254
		6,629,053
Mexico–2.65%
Banco del Bajio SA	267,408	892,882
†Cemex SAB de CV	4,892,500	3,806,014
Fibra Uno Administracion SA de CV	268,500	482,260
Fomento Economico Mexicano SAB de CV	56,000	730,332
Grupo Aeroportuario del Sureste SAB de CV Class B	45,965	1,350,690
Grupo Carso SAB de CV	64,400	717,612
Grupo Financiero Banorte SAB de CV Class O	377,000	3,798,640
LVIP Franklin Templeton Multi-Factor Funds-27

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mexico (continued)
Orbia Advance Corp. SAB de CV	348,800	$772,121
Promotora y Operadora de Infraestructura SAB de CV	60,515	653,082
		13,203,633
Netherlands–0.16%
NEPI Rockcastle NV	111,616	771,137
		771,137
Peru–0.30%
Southern Copper Corp.	17,152	1,476,273
		1,476,273
Philippines–0.62%
BDO Unibank, Inc.	633,960	1,494,028
International Container Terminal Services, Inc.	233,540	1,040,861
Metropolitan Bank & Trust Co.	579,160	536,540
		3,071,429
Poland–1.09%
Bank Polska Kasa Opieki SA	51,126	1,975,655
ORLEN SA	20,993	349,461
Powszechny Zaklad Ubezpieczen SA	181,875	2,184,950
Santander Bank Polska SA	7,293	907,837
		5,417,903
Qatar–0.28%
Barwa Real Estate Co.	749,936	592,880
Ooredoo QPSC	267,239	800,029
		1,392,909
Republic of Korea–12.54%
Celltrion, Inc.	16,855	2,632,033
DB Insurance Co. Ltd.	16,096	1,042,428
Doosan Bobcat, Inc.	17,584	684,955
F&F Co. Ltd.	4,391	303,098
GS Holdings Corp.	15,548	492,243
Hana Financial Group, Inc.	100,361	3,366,567
Hankook Tire & Technology Co. Ltd.	25,145	883,767
Hanwha Aerospace Co. Ltd.	11,659	1,124,749
Hyundai Mobis Co. Ltd.	21,455	3,930,835
Hyundai Steel Co.	18,702	527,058
JYP Entertainment Corp.	2,139	167,516
KB Financial Group, Inc.	116,737	4,870,475
KT Corp.	22,707	605,450
†Kum Yang Co. Ltd.	11,024	924,689
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
Kumho Petrochemical Co. Ltd.	5,875	$603,315
LG Electronics, Inc.	6,549	515,000
LG Uplus Corp.	72,085	571,690
†Meritz Financial Group, Inc.	34,407	1,574,170
NAVER Corp.	13,531	2,341,136
Orion Corp.	8,701	780,829
POSCO Holdings, Inc.	2,390	918,932
Posco International Corp.	13,637	655,564
Samsung Electronics Co. Ltd.	331,435	20,117,041
Samsung Fire & Marine Insurance Co. Ltd.	10,981	2,237,228
Samsung Life Insurance Co. Ltd.	28,087	1,502,633
Samsung SDS Co. Ltd.	7,797	1,025,370
Shinhan Financial Group Co. Ltd.	141,856	4,398,047
†SK Bioscience Co. Ltd.	5,692	317,086
SK Hynix, Inc.	10,114	1,103,821
Woori Financial Group, Inc.	212,598	2,139,803
		62,357,528
Russia–0.00%
=†πSeverstal PAO	283,840	0
=†πSurgutneftegas PJSC	11,590,970	0
		0
Saudi Arabia–3.57%
Alinma Bank	299,141	3,089,003
Bupa Arabia for Cooperative Insurance Co.	26,260	1,492,969
Dr Sulaiman Al Habib Medical Services Group Co.	28,672	2,170,042
Elm Co.	7,619	1,655,111
Etihad Etisalat Co.	129,487	1,705,775
Jarir Marketing Co.	207,006	863,200
Mouwasat Medical Services Co.	34,052	1,014,661
Nahdi Medical Co.	14,034	512,418
Power & Water Utility Co. for Jubail & Yanbu	17,154	286,609
Riyad Bank	215,197	1,637,338
SABIC Agri-Nutrients Co.	5,719	210,646
Sahara International Petrochemical Co.	126,250	1,145,123
Saudi Arabian Oil Co.	119,600	1,052,976
Saudi Aramco Base Oil Co.	18,396	693,702
†Saudi Research & Media Group	4,477	203,953
		17,733,526
LVIP Franklin Templeton Multi-Factor Funds-28

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore–0.10%
JOYY, Inc. ADR	12,700	$504,190
		504,190
South Africa–2.95%
Bid Corp. Ltd.	80,394	1,875,091
Bidvest Group Ltd.	81,075	1,118,186
FirstRand Ltd.	396,486	1,593,313
Gold Fields Ltd.	9,354	142,045
Harmony Gold Mining Co. Ltd.	149,513	977,464
Impala Platinum Holdings Ltd.	42,856	213,829
Kumba Iron Ore Ltd.	20,436	686,819
MTN Group Ltd.	110,586	698,247
OUTsurance Group Ltd.	282,553	651,837
Sanlam Ltd.	320,972	1,277,396
Sasol Ltd.	22,678	229,712
Shoprite Holdings Ltd.	30,338	456,169
Sibanye Stillwater Ltd.	103,363	140,699
Standard Bank Group Ltd.	290,396	3,303,617
Woolworths Holdings Ltd.	334,019	1,318,364
		14,682,788
Taiwan–15.71%
Accton Technology Corp.	49,000	835,014
Airtac International Group	11,000	362,001
ASE Technology Holding Co. Ltd.	808,000	3,554,194
Compal Electronics, Inc.	1,107,000	1,437,381
Delta Electronics, Inc.	214,000	2,185,986
Eclat Textile Co. Ltd.	16,000	292,990
eMemory Technology, Inc.	23,000	1,836,073
Evergreen Marine Corp. Taiwan Ltd.	292,000	1,365,308
Global Unichip Corp.	30,000	1,700,852
Globalwafers Co. Ltd.	28,000	535,540
Hon Hai Precision Industry Co. Ltd.	1,627,000	5,539,874
Largan Precision Co. Ltd.	34,000	3,179,486
MediaTek, Inc.	149,000	4,927,746
momo.com, Inc.	24,200	401,355
Nien Made Enterprise Co. Ltd.	21,000	241,541
Novatek Microelectronics Corp.	204,000	3,436,503
Pou Chen Corp.	778,000	783,311
President Chain Store Corp.	39,000	342,468
Synnex Technology International Corp.	51,000	116,655
Taiwan Semiconductor Manufacturing Co. Ltd.	1,555,000	30,045,617
Uni-President Enterprises Corp.	918,000	2,228,409
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
United Microelectronics Corp.	3,542,000	$6,070,582
Voltronic Power Technology Corp.	22,000	1,225,786
Wistron Corp.	531,000	1,705,955
WPG Holdings Ltd.	545,000	1,449,048
Yang Ming Marine Transport Corp.	621,000	1,038,018
Yuanta Financial Holding Co. Ltd.	826,000	742,823
Zhen Ding Technology Holding Ltd.	154,000	546,945
		78,127,461
Thailand–1.59%
Advanced Info Service PCL	415,300	2,640,302
BTS Group Holdings PCL	2,805,300	595,867
Bumrungrad Hospital PCL	214,800	1,397,073
Central Pattana PCL	139,800	284,658
Delta Electronics Thailand PCL NVDR	402,700	1,035,141
Kasikornbank PCL	209,800	829,796
Krungthai Card PCL	293,700	374,304
Muangthai Capital PCL	225,200	296,902
TMBThanachart Bank PCL NVDR	9,148,800	447,173
		7,901,216
Turkey–1.09%
Akbank TAS	1,015,566	1,258,569
BIM Birlesik Magazalar AS	55,453	565,938
Haci Omer Sabanci Holding AS	367,217	753,282
KOC Holding AS	275,949	1,327,833
†Pegasus Hava Tasimaciligi AS	4,813	106,080
Turkiye Is Bankasi AS Class C	726,913	576,227
Yapi ve Kredi Bankasi AS	1,270,021	842,119
		5,430,048
United Arab Emirates–1.39%
Abu Dhabi Islamic Bank PJSC	501,647	1,382,253
Aldar Properties PJSC	340,705	496,296
Emaar Properties PJSC	2,327,737	5,019,584
		6,898,133
Total Common Stock (Cost $456,393,118)		476,172,656
ΔPREFERRED STOCKS–2.49%
Brazil–2.39%
Cia Energetica de Minas Gerais 11.24%	486,800	1,154,504
Gerdau SA 13.67%	395,235	1,912,537
LVIP Franklin Templeton Multi-Factor Funds-29

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔPREFERRED STOCKS (continued)
Brazil (continued)
Itau Unibanco Holding SA 3.70%	580,300	$4,037,433
Itausa SA 5.41%	1,889,370	4,028,900
Petroleo Brasileiro SA 8.49%	98,500	751,536
		11,884,910
Chile–0.10%
Sociedad Quimica y Minera de Chile SA 7.90%	8,377	500,617
		500,617
Total Preferred Stocks (Cost $11,442,286)		12,385,527

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.96%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	9,726,088	$9,726,088
Total Money Market Fund (Cost $9,726,088)		9,726,088

TOTAL INVESTMENTS–100.19% (Cost $477,561,492)	498,284,271
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(950,464)
NET ASSETS APPLICABLE TO 67,834,233 SHARES OUTSTANDING–100.00%	$497,333,807
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-FACTOR EMERGING MARKETS EQUITY FUND STANDARD CLASS ($362,664,538 / 49,473,225 Shares)	$7.331
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-FACTOR EMERGING MARKETS EQUITY FUND SERVICE CLASS ($134,669,269 / 18,361,008 Shares)	$7.335
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$692,018,947
Distributable earnings/(accumulated loss)	(194,685,140)
TOTAL NET ASSETS	$497,333,807

ΔSecurities have been classified by country of origin.
†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
πRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2023, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Severstal PAO	2/4/2022	$3,161,310	$0
Surgutneftegas PJSC	2/4/2022	5,050,556	0
Total		$8,211,866	$—
LVIP Franklin Templeton Multi-Factor Funds-30

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Statement of Net Assets (continued)

★Includes $278,110 cash collateral held at broker for futures contracts, $7,986 variation margin due from broker on futures contracts, $9,561 payable for securities purchased, $514,751 payable for fund shares redeemed, $144,821 other accrued expenses payable, $174,985 due to manager and affiliates, $2,709,103 foreign capital gain taxes payable, $25,560 payable for audit fee and $20,793 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
188	E-mini MSCI Emerging Markets Index	$9,716,780	$9,384,289	3/15/24	$332,491	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-31

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.90%
Aerospace & Defense–1.16%
Curtiss-Wright Corp.	7,282	$1,622,357
Huntington Ingalls Industries, Inc.	5,441	1,412,701
L3Harris Technologies, Inc.	6,912	1,455,805
Lockheed Martin Corp.	12,255	5,554,456
Northrop Grumman Corp.	2,926	1,369,778
Textron, Inc.	44,804	3,603,138
TransDigm Group, Inc.	1,595	1,613,502
		16,631,737
Air Freight & Logistics–0.67%
Expeditors International of Washington, Inc.	36,162	4,599,806
FedEx Corp.	19,577	4,952,394
		9,552,200
Airlines–0.10%
†United Airlines Holdings, Inc.	35,658	1,471,249
		1,471,249
Auto Components–0.10%
Gentex Corp.	45,786	1,495,371
		1,495,371
Automobiles–2.46%
General Motors Co.	411,623	14,785,498
†Tesla, Inc.	82,678	20,543,830
		35,329,328
Banks–3.57%
Bank of America Corp.	193,532	6,516,222
Citigroup, Inc.	117,558	6,047,184
Fifth Third Bancorp	54,119	1,866,564
First Citizens BancShares, Inc. Class A	2,914	4,134,879
JPMorgan Chase & Co.	160,905	27,369,941
Pinnacle Financial Partners, Inc.	20,584	1,795,336
Truist Financial Corp.	47,208	1,742,919
Webster Financial Corp.	34,067	1,729,241
		51,202,286
Beverages–1.18%
Coca-Cola Co.	23,300	1,373,069
Molson Coors Beverage Co. Class B	60,304	3,691,208
†Monster Beverage Corp.	37,299	2,148,795
PepsiCo, Inc.	57,583	9,779,897
		16,992,969
Biotechnology–3.41%
AbbVie, Inc.	91,700	14,210,749
Amgen, Inc.	23,982	6,907,296
†Exelixis, Inc.	61,748	1,481,334
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
Gilead Sciences, Inc.	149,915	$12,144,614
†Regeneron Pharmaceuticals, Inc.	4,433	3,893,460
†United Therapeutics Corp.	10,742	2,362,058
†Vertex Pharmaceuticals, Inc.	19,702	8,016,547
		49,016,058
Building Products–0.52%
†Builders FirstSource, Inc.	30,116	5,027,565
Owens Corning	16,176	2,397,769
		7,425,334
Capital Markets–3.29%
Affiliated Managers Group, Inc.	11,382	1,723,462
Ameriprise Financial, Inc.	11,830	4,493,389
Bank of New York Mellon Corp.	145,747	7,586,131
Cboe Global Markets, Inc.	37,589	6,711,892
Charles Schwab Corp.	26,020	1,790,176
CME Group, Inc.	21,623	4,553,804
Goldman Sachs Group, Inc.	3,926	1,514,533
Jefferies Financial Group, Inc.	42,938	1,735,125
Moody's Corp.	8,842	3,453,332
Morgan Stanley	28,583	2,665,365
MSCI, Inc.	3,345	1,892,099
S&P Global, Inc.	4,491	1,978,375
State Street Corp.	40,909	3,168,811
T Rowe Price Group, Inc.	13,934	1,500,553
XP, Inc. Class A	96,174	2,507,256
		47,274,303
Chemicals–1.78%
Albemarle Corp.	10,821	1,563,418
CF Industries Holdings, Inc.	51,620	4,103,790
Linde PLC	19,158	7,868,382
LyondellBasell Industries NV Class A	15,110	1,436,659
Mosaic Co.	39,390	1,407,405
PPG Industries, Inc.	24,222	3,622,400
Sherwin-Williams Co.	17,814	5,556,186
		25,558,240
Commercial Services & Supplies–0.42%
†Copart, Inc.	92,688	4,541,712
Rollins, Inc.	32,925	1,437,835
		5,979,547
Communications Equipment–1.12%
Cisco Systems, Inc.	318,066	16,068,694
		16,068,694
LVIP Franklin Templeton Multi-Factor Funds-32

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering–0.13%
EMCOR Group, Inc.	8,889	$1,914,957
		1,914,957
Consumer Finance–0.50%
Capital One Financial Corp.	11,510	1,509,191
Synchrony Financial	148,694	5,678,624
		7,187,815
Containers & Packaging–0.19%
AptarGroup, Inc.	10,913	1,349,065
Packaging Corp. of America	8,853	1,442,242
		2,791,307
Diversified Consumer Services–0.10%
H&R Block, Inc.	30,078	1,454,873
		1,454,873
Diversified Financial Services–4.94%
†Berkshire Hathaway, Inc. Class B	77,240	27,548,418
Mastercard, Inc. Class A	43,843	18,699,478
MGIC Investment Corp.	91,876	1,772,288
Visa, Inc. Class A	82,402	21,453,361
Western Union Co.	124,062	1,478,819
		70,952,364
Diversified Telecommunication Services–1.01%
AT&T, Inc.	306,102	5,136,392
Verizon Communications, Inc.	248,499	9,368,412
		14,504,804
Electric Utilities–0.64%
Edison International	47,880	3,422,941
Entergy Corp.	13,628	1,379,017
Evergy, Inc.	26,962	1,407,416
NextEra Energy, Inc.	24,935	1,514,552
OGE Energy Corp.	40,493	1,414,421
		9,138,347
Electrical Equipment–0.98%
Acuity Brands, Inc.	10,125	2,073,904
AMETEK, Inc.	8,623	1,421,846
Eaton Corp. PLC	24,570	5,916,947
Emerson Electric Co.	15,308	1,489,928
Hubbell, Inc.	4,673	1,537,090
nVent Electric PLC	26,418	1,561,040
		14,000,755
Electronic Equipment, Instruments & Components–0.31%
Jabil, Inc.	35,351	4,503,717
		4,503,717
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services–0.09%
TechnipFMC PLC	64,248	$1,293,955
		1,293,955
Entertainment–1.20%
Electronic Arts, Inc.	18,531	2,535,226
†Live Nation Entertainment, Inc.	34,830	3,260,088
†Netflix, Inc.	20,751	10,103,247
Walt Disney Co.	15,203	1,372,679
		17,271,240
Food & Staples Retailing–2.45%
Albertsons Cos., Inc. Class A	136,247	3,133,681
Casey's General Stores, Inc.	4,869	1,337,709
Costco Wholesale Corp.	4,246	2,802,700
Kroger Co.	205,765	9,405,518
Target Corp.	29,226	4,162,367
Walmart, Inc.	90,489	14,265,591
		35,107,566
Food Products–0.59%
Bunge Global SA	54,110	5,462,405
Ingredion, Inc.	12,945	1,404,921
Lamb Weston Holdings, Inc.	14,138	1,528,176
		8,395,502
Gas Utilities–0.20%
Atmos Energy Corp.	12,229	1,417,341
National Fuel Gas Co.	29,449	1,477,456
		2,894,797
Health Care Equipment & Supplies–3.03%
Abbott Laboratories	25,793	2,839,036
†Align Technology, Inc.	7,107	1,947,318
†Boston Scientific Corp.	61,303	3,543,926
†Dexcom, Inc.	16,162	2,005,543
†Edwards Lifesciences Corp.	34,798	2,653,347
†IDEXX Laboratories, Inc.	16,893	9,376,460
†Insulet Corp.	7,964	1,728,029
†Intuitive Surgical, Inc.	18,824	6,350,465
Medtronic PLC	43,753	3,604,372
ResMed, Inc.	9,109	1,566,930
Stryker Corp.	26,368	7,896,161
		43,511,587
Health Care Providers & Services–2.12%
Cardinal Health, Inc.	37,205	3,750,264
Cencora, Inc.	6,788	1,394,119
†Centene Corp.	85,750	6,363,508
Chemed Corp.	2,403	1,405,154
Cigna Group	4,666	1,397,234
CVS Health Corp.	20,188	1,594,044
†Molina Healthcare, Inc.	9,518	3,438,949
UnitedHealth Group, Inc.	20,950	11,029,546
		30,372,818
LVIP Franklin Templeton Multi-Factor Funds-33

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care REITs–0.11%
Omega Healthcare Investors, Inc.	53,142	$1,629,334
		1,629,334
Health Care Technology–0.19%
†Veeva Systems, Inc. Class A	14,494	2,790,385
		2,790,385
Hotels, Restaurants & Leisure–1.59%
†Booking Holdings, Inc.	3,290	11,670,354
†Chipotle Mexican Grill, Inc.	765	1,749,524
Domino's Pizza, Inc.	3,628	1,495,570
†Expedia Group, Inc.	13,069	1,983,744
McDonald's Corp.	7,066	2,095,140
†Royal Caribbean Cruises Ltd.	11,603	1,502,472
Starbucks Corp.	24,287	2,331,795
		22,828,599
Household Durables–0.15%
Toll Brothers, Inc.	20,543	2,111,615
		2,111,615
Household Products–1.23%
Colgate-Palmolive Co.	49,228	3,923,964
Kimberly-Clark Corp.	12,390	1,505,509
Procter & Gamble Co.	83,130	12,181,870
		17,611,343
Independent Power and Renewable Electricity Producers–0.32%
Vistra Corp.	118,191	4,552,717
		4,552,717
Industrial Conglomerates–0.10%
General Electric Co.	11,764	1,501,439
		1,501,439
Industrial REITs–0.24%
EastGroup Properties, Inc.	7,840	1,438,954
STAG Industrial, Inc.	49,992	1,962,686
		3,401,640
Insurance–1.26%
Aflac, Inc.	19,759	1,630,117
†Arch Capital Group Ltd.	125,101	9,291,251
Hartford Financial Services Group, Inc.	18,305	1,471,356
Old Republic International Corp.	67,069	1,971,829
Primerica, Inc.	11,663	2,399,779
Unum Group	30,549	1,381,426
		18,145,758
Interactive Media & Services–6.64%
†Alphabet, Inc. Class A	221,845	30,989,528
†Alphabet, Inc. Class C	229,331	32,319,618
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†Meta Platforms, Inc. Class A	90,426	$32,007,187
		95,316,333
IT Services–0.80%
Accenture PLC Class A	21,398	7,508,772
Cognizant Technology Solutions Corp. Class A	34,360	2,595,211
†VeriSign, Inc.	6,530	1,344,919
		11,448,902
Life Sciences Tools & Services–1.80%
Agilent Technologies, Inc.	19,839	2,758,216
Danaher Corp.	6,934	1,604,111
†ICON PLC	7,494	2,121,327
†Medpace Holdings, Inc.	7,460	2,286,714
†Mettler-Toledo International, Inc.	6,880	8,345,165
Thermo Fisher Scientific, Inc.	7,372	3,912,984
West Pharmaceutical Services, Inc.	13,778	4,851,509
		25,880,026
Machinery–1.43%
AGCO Corp.	20,478	2,486,234
Allison Transmission Holdings, Inc.	29,458	1,712,983
Caterpillar, Inc.	18,828	5,566,875
Donaldson Co., Inc.	22,767	1,487,823
Oshkosh Corp.	14,309	1,551,239
PACCAR, Inc.	41,759	4,077,766
Snap-on, Inc.	12,630	3,648,049
		20,530,969
Media–1.35%
Comcast Corp. Class A	410,011	17,978,982
Fox Corp. Class A	45,926	1,362,625
		19,341,607
Metals & Mining–0.94%
Nucor Corp.	11,885	2,068,465
Reliance Steel & Aluminum Co.	8,847	2,474,329
Southern Copper Corp.	19,364	1,666,660
Steel Dynamics, Inc.	39,721	4,691,050
U.S. Steel Corp.	54,342	2,643,738
		13,544,242
Multiline Retail–3.31%
†Amazon.com, Inc.	313,007	47,558,284
		47,558,284
Multi-Utilities–0.86%
Consolidated Edison, Inc.	121,382	11,042,121
LVIP Franklin Templeton Multi-Factor Funds-34

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	22,156	$1,354,839
		12,396,960
Office REITs–0.11%
Kilroy Realty Corp.	38,454	1,532,007
		1,532,007
Oil, Gas & Consumable Fuels–3.05%
APA Corp.	111,386	3,996,530
ConocoPhillips	11,780	1,367,305
EOG Resources, Inc.	74,519	9,013,073
Exxon Mobil Corp.	97,682	9,766,246
HF Sinclair Corp.	25,006	1,389,583
Marathon Oil Corp.	54,184	1,309,086
Marathon Petroleum Corp.	52,545	7,795,576
Ovintiv, Inc.	85,124	3,738,646
†Southwestern Energy Co.	226,967	1,486,634
Valero Energy Corp.	29,989	3,898,570
		43,761,249
Personal Products–0.11%
Kenvue, Inc.	71,149	1,531,838
		1,531,838
Pharmaceuticals–2.61%
Bristol-Myers Squibb Co.	27,097	1,390,347
Eli Lilly & Co.	33,821	19,714,937
†Jazz Pharmaceuticals PLC	11,139	1,370,097
Johnson & Johnson	68,061	10,667,881
Merck & Co., Inc.	13,262	1,445,823
Pfizer, Inc.	46,892	1,350,021
Viatris, Inc.	140,274	1,519,168
		37,458,274
Professional Services–0.62%
Paychex, Inc.	12,199	1,453,023
Robert Half, Inc.	38,309	3,368,127
Verisk Analytics, Inc.	16,869	4,029,330
		8,850,480
Residential REITs–0.41%
Apartment Income REIT Corp.	48,120	1,671,208
AvalonBay Communities, Inc.	22,291	4,173,321
		5,844,529
Retail REITs–0.85%
Simon Property Group, Inc.	85,519	12,198,430
		12,198,430
Road & Rail–0.37%
Landstar System, Inc.	11,527	2,232,203
Old Dominion Freight Line, Inc.	3,475	1,408,522
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Ryder System, Inc.	14,952	$1,720,377
		5,361,102
Semiconductors & Semiconductor Equipment–7.69%
†Advanced Micro Devices, Inc.	10,061	1,483,092
Applied Materials, Inc.	61,669	9,994,695
Broadcom, Inc.	20,415	22,788,244
Intel Corp.	72,292	3,632,673
KLA Corp.	13,967	8,119,017
Lam Research Corp.	2,651	2,076,422
NVIDIA Corp.	94,275	46,686,865
NXP Semiconductors NV	7,352	1,688,607
QUALCOMM, Inc.	75,863	10,972,066
Skyworks Solutions, Inc.	12,979	1,459,099
Texas Instruments, Inc.	8,767	1,494,423
		110,395,203
Software–10.50%
†Adobe, Inc.	21,634	12,906,844
†AppLovin Corp. Class A	37,875	1,509,319
†Cadence Design Systems, Inc.	18,265	4,974,838
†DocuSign, Inc.	31,149	1,851,808
†Dropbox, Inc. Class A	80,981	2,387,320
†Fair Isaac Corp.	1,266	1,473,637
†Fortinet, Inc.	25,154	1,472,264
Intuit, Inc.	6,291	3,932,064
†Manhattan Associates, Inc.	19,310	4,157,829
Microsoft Corp.	258,319	97,138,277
Oracle Corp.	43,217	4,556,368
†Palo Alto Networks, Inc.	6,110	1,801,717
†Salesforce, Inc.	26,851	7,065,572
†ServiceNow, Inc.	2,680	1,893,393
†Synopsys, Inc.	4,531	2,333,057
†Teradata Corp.	29,218	1,271,275
		150,725,582
Specialized REITs–1.28%
Gaming & Leisure Properties, Inc.	30,165	1,488,643
Lamar Advertising Co. Class A	28,231	3,000,390
Public Storage	7,545	2,301,225
VICI Properties, Inc.	362,577	11,558,955
		18,349,213
Specialty Retail–2.06%
Best Buy Co., Inc.	22,263	1,742,748
Home Depot, Inc.	33,763	11,700,568
Lowe's Cos., Inc.	6,634	1,476,397
†O'Reilly Automotive, Inc.	1,891	1,796,601
Ross Stores, Inc.	10,221	1,414,484
TJX Cos., Inc.	77,579	7,277,686
†Ulta Beauty, Inc.	2,808	1,375,892
LVIP Franklin Templeton Multi-Factor Funds-35

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Williams-Sonoma, Inc.	14,084	$2,841,869
		29,626,245
Technology Hardware, Storage & Peripherals–7.12%
Apple, Inc.	513,944	98,949,638
Hewlett Packard Enterprise Co.	84,575	1,436,083
NetApp, Inc.	20,166	1,777,835
		102,163,556
Textiles, Apparel & Luxury Goods–0.49%
†Deckers Outdoor Corp.	4,426	2,958,471
†Lululemon Athletica, Inc.	4,391	2,245,074
NIKE, Inc. Class B	17,498	1,899,758
		7,103,303
Tobacco–0.53%
Altria Group, Inc.	189,308	7,636,685
		7,636,685
Trading Companies & Distributors–0.21%
MSC Industrial Direct Co., Inc. Class A	14,852	1,503,913
WW Grainger, Inc.	1,884	1,561,252
		3,065,165
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Water Utilities–0.21%
American Water Works Co., Inc.	11,158	$1,472,744
Essential Utilities, Inc.	40,577	1,515,551
		2,988,295
Wireless Telecommunication Services–0.10%
T-Mobile U.S., Inc.	8,629	1,383,488
		1,383,488
Total Common Stock (Cost $1,181,416,934)		1,419,858,517

MONEY MARKET FUND–1.07%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	15,420,664	15,420,664
Total Money Market Fund (Cost $15,420,664)		15,420,664

TOTAL INVESTMENTS–99.97% (Cost $1,196,837,598)	1,435,279,181
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	412,651
NET ASSETS APPLICABLE TO 116,533,226 SHARES OUTSTANDING–100.00%	$1,435,691,832
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-FACTOR LARGE CAP EQUITY FUND STANDARD CLASS ($1,122,286,011 / 91,031,074 Shares)	$12.329
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-FACTOR LARGE CAP EQUITY FUND SERVICE CLASS ($313,405,821 / 25,502,152 Shares)	$12.289
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,164,726,530
Distributable earnings/(accumulated loss)	270,965,302
TOTAL NET ASSETS	$1,435,691,832

†Non-income producing.

★Includes $743,400 cash collateral held at broker for futures contracts, $1,106,853 payable for fund shares redeemed, $18,296 other accrued expenses payable, $462,926 due to manager and affiliates, $38,615 variation margin due to broker on futures contracts, $25,560 payable for audit fee and $44,709 payable for fund accounting fee as of December 31, 2023.

LVIP Franklin Templeton Multi-Factor Funds-36

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
63	E-mini S&P 500 Index	$15,183,000	$14,989,288	3/15/24	$193,712	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-37

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.69%
Aerospace & Defense–0.96%
†AAR Corp.	11,288	$704,371
†Astronics Corp.	12,502	217,785
Curtiss-Wright Corp.	4,657	1,037,533
Kaman Corp.	13,326	319,158
†Kratos Defense & Security Solutions, Inc.	60,309	1,223,670
Moog, Inc. Class A	6,068	878,525
National Presto Industries, Inc.	1,819	146,029
Textron, Inc.	12,339	992,302
		5,519,373
Air Freight & Logistics–0.20%
†Air Transport Services Group, Inc.	16,750	294,967
†GXO Logistics, Inc.	2,531	154,796
†Hub Group, Inc. Class A	7,791	716,305
		1,166,068
Airlines–0.51%
†Alaska Air Group, Inc.	6,781	264,934
Allegiant Travel Co.	7,580	626,184
†American Airlines Group, Inc.	6,154	84,556
†Joby Aviation, Inc.	91,208	606,533
†SkyWest, Inc.	20,916	1,091,815
†Sun Country Airlines Holdings, Inc.	16,928	266,277
		2,940,299
Auto Components–1.27%
†Adient PLC	12,656	460,172
†American Axle & Manufacturing Holdings, Inc.	51,694	455,424
BorgWarner, Inc.	51,446	1,844,339
Dana, Inc.	44,326	647,603
†Fox Factory Holding Corp.	5,224	352,516
†Goodyear Tire & Rubber Co.	51,559	738,325
†Modine Manufacturing Co.	22,398	1,337,161
Patrick Industries, Inc.	9,386	941,885
Phinia, Inc.	10,448	316,470
†Stoneridge, Inc.	8,881	173,801
		7,267,696
Automobiles–0.19%
Harley-Davidson, Inc.	3,454	127,245
Winnebago Industries, Inc.	13,391	975,936
		1,103,181
Banks–9.06%
ACNB Corp.	3,933	176,041
Amalgamated Financial Corp.	8,477	228,370
Associated Banc-Corp.	73,332	1,568,571
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Atlantic Union Bankshares Corp.	36,237	$1,324,100
†Axos Financial, Inc.	27,319	1,491,617
†Bancorp, Inc.	26,166	1,008,961
Bank OZK	49,584	2,470,771
BankUnited, Inc.	36,649	1,188,527
Bar Harbor Bankshares	7,224	212,097
Business First Bancshares, Inc.	11,561	284,979
Byline Bancorp, Inc.	11,689	275,393
Cathay General Bancorp	23,174	1,032,865
Central Pacific Financial Corp.	12,507	246,138
City Holding Co.	7,136	786,815
†Coastal Financial Corp.	5,033	223,516
Community Trust Bancorp, Inc.	7,557	331,450
ConnectOne Bancorp, Inc.	8,382	192,032
†Customers Bancorp, Inc.	13,734	791,353
CVB Financial Corp.	64,673	1,305,748
Eagle Bancorp, Inc.	15,050	453,607
East West Bancorp, Inc.	22,853	1,644,273
Equity Bancshares, Inc. Class A	7,001	237,334
Esquire Financial Holdings, Inc.	3,340	166,866
FB Financial Corp.	11,843	471,944
Financial Institutions, Inc.	7,061	150,399
First BanCorp	49,079	807,350
First Citizens BancShares, Inc. Class A	2,587	3,670,875
First Community Bankshares, Inc.	8,435	312,939
First Financial Bancorp	45,714	1,085,708
FNB Corp.	168,737	2,323,508
Hanmi Financial Corp.	14,640	284,016
Heartland Financial USA, Inc.	19,693	740,654
Hilltop Holdings, Inc.	22,469	791,133
HomeTrust Bancshares, Inc.	7,414	199,585
Hope Bancorp, Inc.	55,700	672,856
Horizon Bancorp, Inc.	20,815	297,863
Independent Bank Corp.	9,802	255,048
Kearny Financial Corp.	27,119	243,257
Mercantile Bank Corp.	7,542	304,546
Metrocity Bankshares, Inc.	8,508	204,362
†Metropolitan Bank Holding Corp.	4,974	275,460
Midland States Bancorp, Inc.	10,039	276,675
MidWestOne Financial Group, Inc.	6,788	182,665
New York Community Bancorp, Inc.	164,777	1,685,669
OFG Bancorp	22,170	830,932
Old Second Bancorp, Inc.	21,209	327,467
LVIP Franklin Templeton Multi-Factor Funds-38

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Pathward Financial, Inc.	13,178	$697,512
Peoples Financial Services Corp.	3,351	163,194
Preferred Bank	6,381	466,132
Premier Financial Corp.	17,030	410,423
Republic Bancorp, Inc. Class A	4,146	228,693
ServisFirst Bancshares, Inc.	13,334	888,444
Sierra Bancorp	6,584	148,469
South Plains Financial, Inc.	5,663	164,000
Synovus Financial Corp.	17,703	666,518
UMB Financial Corp.	10,324	862,570
Valley National Bancorp	196,779	2,137,020
Veritex Holdings, Inc.	24,539	571,023
WaFd, Inc.	21,064	694,269
Webster Financial Corp.	75,034	3,808,726
Western Alliance Bancorp	45,540	2,996,077
Zions Bancorp NA	67,621	2,966,533
		51,905,938
Beverages–0.42%
†Celsius Holdings, Inc.	18,614	1,014,835
MGP Ingredients, Inc.	3,773	371,716
†National Beverage Corp.	11,001	546,970
Primo Water Corp.	12,258	184,483
†Vita Coco Co., Inc.	10,429	267,504
		2,385,508
Biotechnology–6.60%
†4D Molecular Therapeutics, Inc.	14,351	290,751
†89bio, Inc.	26,380	294,665
†ACADIA Pharmaceuticals, Inc.	21,736	680,554
†ADMA Biologics, Inc.	95,922	433,567
†Agenus, Inc.	163,424	135,299
†Akero Therapeutics, Inc.	21,198	494,973
†Alector, Inc.	28,537	227,725
†Alkermes PLC	59,661	1,654,996
†Alpine Immune Sciences, Inc.	8,315	158,484
†Amicus Therapeutics, Inc.	48,514	688,414
†Anavex Life Sciences Corp.	13,840	128,850
†Arcellx, Inc.	18,243	1,012,487
†Arcturus Therapeutics Holdings, Inc.	9,579	302,026
†Ardelyx, Inc.	46,745	289,819
†Aurinia Pharmaceuticals, Inc.	62,991	566,289
†Avid Bioservices, Inc.	30,882	200,733
†Avita Medical, Inc.	5,556	76,228
†Biohaven Ltd.	10,809	462,625
†Cabaletta Bio, Inc.	12,065	273,876
†CareDx, Inc.	24,632	295,584
†Caribou Biosciences, Inc.	36,429	208,738
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Cytokinetics, Inc.	31,452	$2,625,928
†Day One Biopharmaceuticals, Inc.	24,370	355,802
†Denali Therapeutics, Inc.	49,955	1,072,034
†Disc Medicine, Inc.	3,766	217,524
†Dynavax Technologies Corp.	57,216	799,880
†Dyne Therapeutics, Inc.	20,395	271,254
†Entrada Therapeutics, Inc.	8,906	134,392
†Exact Sciences Corp.	17,511	1,295,464
†Exelixis, Inc.	32,472	779,003
†Halozyme Therapeutics, Inc.	57,334	2,119,065
†HilleVax, Inc.	9,908	159,023
†Ideaya Biosciences, Inc.	25,810	918,320
†Immunovant, Inc.	10,548	444,387
†Insmed, Inc.	5,478	169,763
†Intellia Therapeutics, Inc.	3,374	102,873
†Iovance Biotherapeutics, Inc.	15,058	122,422
†Karuna Therapeutics, Inc.	530	167,750
†Kiniksa Pharmaceuticals Ltd. Class A	15,217	266,906
†Krystal Biotech, Inc.	10,186	1,263,675
†Kura Oncology, Inc.	31,564	453,890
†Lyell Immunopharma, Inc.	83,215	161,437
†MacroGenics, Inc.	30,392	292,371
†MannKind Corp.	110,335	401,619
†MiMedx Group, Inc.	51,004	447,305
†Mirati Therapeutics, Inc.	22,180	1,303,075
†Morphic Holding, Inc.	12,830	370,530
†Myriad Genetics, Inc.	38,661	739,972
†Natera, Inc.	17,681	1,107,538
†Novavax, Inc.	22,529	108,139
†Nurix Therapeutics, Inc.	22,482	232,014
†Nuvalent, Inc. Class A	11,456	843,047
†Olema Pharmaceuticals, Inc.	12,771	179,177
†ORIC Pharmaceuticals, Inc.	17,924	164,901
†PTC Therapeutics, Inc.	13,505	372,198
†Relay Therapeutics, Inc.	29,784	327,922
†Rhythm Pharmaceuticals, Inc.	5,834	268,189
†Sana Biotechnology, Inc.	41,282	168,431
†Tango Therapeutics, Inc.	24,083	238,422
†TG Therapeutics, Inc.	64,585	1,103,112
†Twist Bioscience Corp.	26,870	990,428
†Ultragenyx Pharmaceutical, Inc.	9,992	477,817
†UroGen Pharma Ltd.	9,197	137,955
†Vaxcyte, Inc.	33,743	2,119,060
†Veracyte, Inc.	34,105	938,229
†Vericel Corp.	21,814	776,797
†Verve Therapeutics, Inc.	24,848	346,381
†Viking Therapeutics, Inc.	14,999	279,131
†Zymeworks, Inc.	25,128	261,080
		37,772,315
LVIP Franklin Templeton Multi-Factor Funds-39

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products–1.58%
†American Woodmark Corp.	7,952	$738,343
Apogee Enterprises, Inc.	10,729	573,036
†Builders FirstSource, Inc.	20,791	3,470,850
Griffon Corp.	13,131	800,334
†JELD-WEN Holding, Inc.	36,576	690,555
†Masterbrand, Inc.	15,536	230,710
Quanex Building Products Corp.	15,678	479,276
UFP Industries, Inc.	16,336	2,050,985
		9,034,089
Capital Markets–1.71%
Affiliated Managers Group, Inc.	8,454	1,280,105
Artisan Partners Asset Management, Inc. Class A	27,128	1,198,515
†AssetMark Financial Holdings, Inc.	10,701	320,495
B Riley Financial, Inc.	8,717	182,970
Cboe Global Markets, Inc.	4,440	792,806
Evercore, Inc. Class A	13,756	2,352,964
Invesco Ltd.	6,883	122,793
Janus Henderson Group PLC	21,192	638,939
Jefferies Financial Group, Inc.	17,927	724,430
†StoneX Group, Inc.	1,917	141,532
Victory Capital Holdings, Inc. Class A	13,119	451,818
WisdomTree, Inc.	67,621	468,613
XP, Inc. Class A	42,516	1,108,392
		9,784,372
Chemicals–1.65%
AdvanSix, Inc.	12,767	382,499
†Aspen Aerogels, Inc.	24,538	387,210
Avient Corp.	12,740	529,602
†Ecovyst, Inc.	38,445	375,608
Hawkins, Inc.	9,219	649,202
HB Fuller Co.	7,646	622,461
Innospec, Inc.	11,277	1,389,777
Koppers Holdings, Inc.	9,757	499,754
†Livent Corp.	77,326	1,390,322
†LSB Industries, Inc.	10,985	102,270
Mativ Holdings, Inc.	13,180	201,786
Orion SA	27,265	756,058
Quaker Chemical Corp.	3,594	767,031
RPM International, Inc.	6,383	712,534
Scotts Miracle-Gro Co.	1,952	124,440
Tronox Holdings PLC Class A	37,614	532,614
		9,423,168
Commercial Services & Supplies–1.55%
ACCO Brands Corp.	42,458	258,145
†ACV Auctions, Inc. Class A	60,224	912,394
†BrightView Holdings, Inc.	20,040	168,737
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Brink's Co.	13,267	$1,166,833
†Cimpress PLC	7,779	622,709
†Clean Harbors, Inc.	11,734	2,047,700
†GEO Group, Inc.	55,845	604,801
HNI Corp.	18,530	775,110
†Liquidity Services, Inc.	11,508	198,053
Matthews International Corp. Class A	13,693	501,848
MillerKnoll, Inc.	27,505	733,833
Steelcase, Inc. Class A	41,789	564,987
VSE Corp.	5,050	326,281
		8,881,431
Communications Equipment–0.58%
†Aviat Networks, Inc.	5,302	173,163
†Clearfield, Inc.	6,027	175,265
†Extreme Networks, Inc.	61,051	1,076,940
†Harmonic, Inc.	26,800	349,472
†Infinera Corp.	23,439	111,335
†NetScout Systems, Inc.	32,442	712,102
†Viavi Solutions, Inc.	71,541	720,418
		3,318,695
Construction & Engineering–1.32%
Arcosa, Inc.	2,916	240,978
Comfort Systems USA, Inc.	8,879	1,826,144
EMCOR Group, Inc.	13,327	2,871,036
Granite Construction, Inc.	13,001	661,231
†IES Holdings, Inc.	3,948	312,760
Primoris Services Corp.	11,828	392,808
†Sterling Infrastructure, Inc.	14,002	1,231,196
		7,536,153
Construction Materials–0.29%
Eagle Materials, Inc.	4,138	839,352
†Knife River Corp.	4,768	315,546
†Summit Materials, Inc. Class A	7,851	301,949
U.S. Lime & Minerals, Inc.	979	225,513
		1,682,360
Consumer Finance–0.66%
Bread Financial Holdings, Inc.	24,868	819,152
†Enova International, Inc.	14,271	790,042
†Green Dot Corp. Class A	22,362	221,384
Navient Corp.	44,226	823,488
OneMain Holdings, Inc.	18,345	902,574
†World Acceptance Corp.	1,551	202,452
		3,759,092
Containers & Packaging–0.12%
Greif, Inc. Class B	2,510	165,685
Myers Industries, Inc.	17,658	345,214
LVIP Franklin Templeton Multi-Factor Funds-40

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Pactiv Evergreen, Inc.	14,058	$192,735
		703,634
Diversified Consumer Services–1.18%
†Adtalem Global Education, Inc.	7,348	433,164
†Chegg, Inc.	52,498	596,377
†Duolingo, Inc.	4,501	1,021,052
†Frontdoor, Inc.	38,492	1,355,688
†Grand Canyon Education, Inc.	11,943	1,576,954
Perdoceo Education Corp.	32,737	574,862
†Stride, Inc.	19,978	1,186,094
		6,744,191
Diversified Financial Services–2.72%
A-Mark Precious Metals, Inc.	2,978	90,084
Banco Latinoamericano de Comercio Exterior SA	13,385	331,145
Corebridge Financial, Inc.	39,044	845,693
Enact Holdings, Inc.	4,252	122,840
Essent Group Ltd.	21,951	1,157,696
EVERTEC, Inc.	30,756	1,259,151
Federal Agricultural Mortgage Corp. Class C	4,251	812,876
†Flywire Corp.	11,339	262,498
Jackson Financial, Inc. Class A	18,145	929,024
Merchants Bancorp	7,570	322,331
MGIC Investment Corp.	131,102	2,528,958
†Mr Cooper Group, Inc.	20,894	1,360,617
†NMI Holdings, Inc. Class A	36,790	1,091,927
†Pagseguro Digital Ltd. Class A	95,723	1,193,666
Radian Group, Inc.	73,791	2,106,733
†Repay Holdings Corp.	39,048	333,470
Western Union Co.	69,623	829,906
		15,578,615
Diversified Telecommunication Services–0.56%
†Anterix, Inc.	8,471	282,254
†EchoStar Corp. Class A	16,363	271,135
†Frontier Communications Parent, Inc.	31,493	798,033
Iridium Communications, Inc.	14,748	607,028
†Liberty Latin America Ltd. Class A	78,480	575,555
†Lumen Technologies, Inc.	146,509	268,111
†Ooma, Inc.	10,488	112,536
Shenandoah Telecommunications Co.	14,707	317,965
		3,232,617
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities–0.46%
Genie Energy Ltd. Class B	9,429	$265,238
Hawaiian Electric Industries, Inc.	52,776	748,891
Otter Tail Corp.	19,345	1,643,745
		2,657,874
Electrical Equipment–1.86%
†Array Technologies, Inc.	44,539	748,255
†Atkore, Inc.	13,037	2,085,920
†Bloom Energy Corp. Class A	42,816	633,677
Encore Wire Corp.	4,966	1,060,737
EnerSys	4,435	447,758
†Enovix Corp.	27,003	338,077
†Fluence Energy, Inc.	14,454	344,728
LSI Industries, Inc.	12,785	180,013
nVent Electric PLC	43,116	2,547,724
Powell Industries, Inc.	4,384	387,546
Preformed Line Products Co.	1,137	152,199
†Shoals Technologies Group, Inc. Class A	22,940	356,488
†Thermon Group Holdings, Inc.	15,812	514,997
Vertiv Holdings Co.	12,396	595,380
†Vicor Corp.	6,113	274,718
		10,668,217
Electronic Equipment, Instruments & Components–2.87%
†Arlo Technologies, Inc.	41,224	392,453
†Arrow Electronics, Inc.	4,353	532,154
Badger Meter, Inc.	13,512	2,085,847
Bel Fuse, Inc. Class B	4,677	312,283
Crane NXT Co.	1,827	103,902
†Daktronics, Inc.	18,455	156,498
†Evolv Technologies Holdings, Inc.	53,446	252,265
†Fabrinet	7,208	1,371,899
†FARO Technologies, Inc.	9,671	217,888
†Insight Enterprises, Inc.	8,590	1,522,062
†Itron, Inc.	1,546	116,739
Jabil, Inc.	28,366	3,613,828
†Knowles Corp.	42,741	765,491
Napco Security Technologies, Inc.	14,599	500,016
†nLight, Inc.	21,121	285,134
†OSI Systems, Inc.	7,405	955,615
†PAR Technology Corp.	12,477	543,249
PC Connection, Inc.	3,016	202,705
†Sanmina Corp.	19,725	1,013,273
†ScanSource, Inc.	11,549	457,456
†TTM Technologies, Inc.	16,719	264,327
Vontier Corp.	22,373	772,987
		16,438,071
Energy Equipment & Services–2.07%
Archrock, Inc.	63,267	974,312
LVIP Franklin Templeton Multi-Factor Funds-41

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
Cactus, Inc. Class A	16,313	$740,610
ChampionX Corp.	48,088	1,404,650
†DMC Global, Inc.	9,099	171,243
†Helix Energy Solutions Group, Inc.	32,354	332,599
Helmerich & Payne, Inc.	48,671	1,762,864
Liberty Energy, Inc. Class A	79,904	1,449,459
†Newpark Resources, Inc.	35,347	234,704
†Oceaneering International, Inc.	47,798	1,017,141
Patterson-UTI Energy, Inc.	45,624	492,739
†ProPetro Holding Corp.	47,792	400,497
RPC, Inc.	36,269	264,038
TechnipFMC PLC	18,133	365,199
†TETRA Technologies, Inc.	60,290	272,511
†U.S. Silica Holdings, Inc.	21,759	246,094
†Valaris Ltd.	6,231	427,260
†Weatherford International PLC	13,348	1,305,835
		11,861,755
Entertainment–0.45%
†Cinemark Holdings, Inc.	54,240	764,242
†IMAX Corp.	22,226	333,834
†Madison Square Garden Entertainment Corp.	13,938	443,089
†Madison Square Garden Sports Corp.	1,119	203,468
Marcus Corp.	10,805	157,537
†Roku, Inc.	2,659	243,724
†Sphere Entertainment Co.	12,414	421,579
		2,567,473
Equity Real Estate Investment Trusts–0.74%
Alexander & Baldwin, Inc.	23,274	442,671
American Assets Trust, Inc.	19,680	442,997
Armada Hoffler Properties, Inc.	31,932	394,999
Broadstone Net Lease, Inc.	33,430	575,665
Empire State Realty Trust, Inc. Class A	62,264	603,338
Essential Properties Realty Trust, Inc.	70,379	1,798,887
		4,258,557
Food & Staples Retailing–0.49%
Andersons, Inc.	14,281	821,729
PriceSmart, Inc.	3,427	259,698
†Sprouts Farmers Market, Inc.	31,782	1,529,032
†United Natural Foods, Inc.	12,934	209,919
		2,820,378
Food Products–0.87%
Calavo Growers, Inc.	3,663	107,729
Cal-Maine Foods, Inc.	18,303	1,050,409
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Dole PLC	34,025	$418,167
Fresh Del Monte Produce, Inc.	10,804	283,605
†Freshpet, Inc.	12,807	1,111,135
†Hain Celestial Group, Inc.	43,575	477,146
John B Sanfilippo & Son, Inc.	897	92,427
Seaboard Corp.	128	456,973
†Sovos Brands, Inc.	10,100	222,503
†SunOpta, Inc.	43,815	239,668
Utz Brands, Inc.	30,302	492,105
		4,951,867
Gas Utilities–0.58%
National Fuel Gas Co.	42,802	2,147,377
ONE Gas, Inc.	18,031	1,148,935
		3,296,312
Health Care Equipment & Supplies–3.15%
†Accuray, Inc.	45,031	127,438
†Alphatec Holdings, Inc.	13,189	199,286
†Artivion, Inc.	14,383	257,168
†AtriCure, Inc.	18,180	648,844
†Axonics, Inc.	14,887	926,418
CONMED Corp.	12,323	1,349,492
DENTSPLY SIRONA, Inc.	24,380	867,684
†Haemonetics Corp.	18,433	1,576,206
†Inari Medical, Inc.	8,834	573,503
†Inmode Ltd.	11,447	254,581
†Inspire Medical Systems, Inc.	5,080	1,033,424
†Integer Holdings Corp.	5,015	496,886
†Integra LifeSciences Holdings Corp.	5,136	223,673
iRadimed Corp.	3,660	173,740
†iRhythm Technologies, Inc.	5,914	633,035
†Lantheus Holdings, Inc.	15,680	972,160
†LivaNova PLC	17,535	907,261
†Neogen Corp.	25,036	503,474
†Nevro Corp.	16,193	348,473
†Novocure Ltd.	46,410	692,901
=†OmniAb, Inc. Earnout Shares	8,030	0
=†OmniAb, Inc. Earnout Shares.	8,030	0
†Omnicell, Inc.	5,027	189,166
†OraSure Technologies, Inc.	34,603	283,745
†Orthofix Medical, Inc.	16,927	228,176
†Pulmonx Corp.	17,857	227,677
†RxSight, Inc.	12,593	507,750
†Shockwave Medical, Inc.	2,796	532,806
†SI-BONE, Inc.	15,388	322,994
†Silk Road Medical, Inc.	18,461	226,516
†STAAR Surgical Co.	14,728	459,661
†Surmodics, Inc.	6,773	246,198
†Tactile Systems Technology, Inc.	10,967	156,828
†Tandem Diabetes Care, Inc.	10,883	321,919
LVIP Franklin Templeton Multi-Factor Funds-42

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†TransMedics Group, Inc.	8,358	$659,697
†UFP Technologies, Inc.	3,094	532,292
Utah Medical Products, Inc.	1,630	137,279
†Zimvie, Inc.	12,237	217,207
		18,015,558
Health Care Providers & Services–2.33%
†Accolade, Inc.	32,571	391,178
†AdaptHealth Corp.	25,515	186,004
†Addus HomeCare Corp.	6,728	624,695
†AMN Healthcare Services, Inc.	2,847	213,183
†Apollo Medical Holdings, Inc.	16,298	624,213
†Brookdale Senior Living, Inc.	80,991	471,368
Chemed Corp.	2,117	1,237,916
†Community Health Systems, Inc.	55,523	173,787
†Cross Country Healthcare, Inc.	5,837	132,150
†DocGo, Inc.	37,486	209,547
Encompass Health Corp.	15,033	1,003,002
†Fulgent Genetics, Inc.	10,069	291,095
†Guardant Health, Inc.	37,763	1,021,489
†HealthEquity, Inc.	8,681	575,550
†Hims & Hers Health, Inc.	58,965	524,788
National Research Corp.	3,148	124,535
†NeoGenomics, Inc.	60,764	983,161
†OPKO Health, Inc.	193,867	292,739
†Option Care Health, Inc.	9,714	327,265
†Owens & Minor, Inc.	34,561	665,990
†Pennant Group, Inc.	12,704	176,840
†PetIQ, Inc.	13,073	258,192
†Privia Health Group, Inc.	8,786	202,342
†Progyny, Inc.	33,723	1,253,821
†RadNet, Inc.	9,160	318,493
†Surgery Partners, Inc.	14,806	473,644
Universal Health Services, Inc. Class B	3,723	567,534
		13,324,521
Health Care REITs–0.66%
CareTrust REIT, Inc.	6,822	152,676
Global Medical REIT, Inc.	29,119	323,221
Medical Properties Trust, Inc.	274,200	1,346,322
National Health Investors, Inc.	19,734	1,102,144
Omega Healthcare Investors, Inc.	16,567	507,944
Sabra Health Care REIT, Inc.	25,111	358,334
		3,790,641
Health Care Technology–0.56%
†Definitive Healthcare Corp.	21,303	211,752
†Doximity, Inc. Class A	5,840	163,754
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology (continued)
†Evolent Health, Inc. Class A	3,989	$131,757
†Health Catalyst, Inc.	26,194	242,556
HealthStream, Inc.	11,651	314,926
†Multiplan Corp.	169,225	243,684
†Phreesia, Inc.	22,685	525,158
†Schrodinger, Inc.	14,824	530,699
†Sharecare, Inc.	110,651	119,503
Simulations Plus, Inc.	7,623	341,129
†Veradigm, Inc.	36,728	385,277
		3,210,195
Hotel & Resort REITs–0.90%
Chatham Lodging Trust	10,494	112,496
Park Hotels & Resorts, Inc.	93,535	1,431,085
Pebblebrook Hotel Trust	35,158	561,825
RLJ Lodging Trust	76,491	896,475
Ryman Hospitality Properties, Inc.	9,796	1,078,148
Sunstone Hotel Investors, Inc.	100,428	1,077,592
		5,157,621
Hotels, Restaurants & Leisure–2.13%
†Accel Entertainment, Inc. Class A	26,092	267,965
†BJ's Restaurants, Inc.	10,897	392,401
Bloomin' Brands, Inc.	40,185	1,131,208
Boyd Gaming Corp.	16,916	1,059,111
†Chuy's Holdings, Inc.	8,476	324,037
Cracker Barrel Old Country Store, Inc.	4,303	331,675
†El Pollo Loco Holdings, Inc.	13,540	119,423
†Everi Holdings, Inc.	33,157	373,679
International Game Technology PLC	37,333	1,023,298
Krispy Kreme, Inc.	7,264	109,614
†Light & Wonder, Inc. Class A	16,501	1,354,897
†Lindblad Expeditions Holdings, Inc.	15,285	172,262
Monarch Casino & Resort, Inc.	6,291	435,023
†PlayAGS, Inc.	17,294	145,788
†Portillo's, Inc. Class A	10,024	159,682
RCI Hospitality Holdings, Inc.	4,100	271,666
†Six Flags Entertainment Corp.	18,630	467,240
†Sweetgreen, Inc. Class A	39,058	441,355
†Target Hospitality Corp.	14,972	145,678
Texas Roadhouse, Inc.	4,423	540,623
Travel & Leisure Co.	15,455	604,136
Vail Resorts, Inc.	1,859	396,841
Wingstop, Inc.	7,413	1,902,028
		12,169,630
LVIP Franklin Templeton Multi-Factor Funds-43

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables–1.95%
†Beazer Homes USA, Inc.	13,184	$445,487
†Cavco Industries, Inc.	2,041	707,451
†Green Brick Partners, Inc.	9,718	504,753
†Helen of Troy Ltd.	7,272	878,530
†Hovnanian Enterprises, Inc. Class A	2,028	315,597
Installed Building Products, Inc.	10,885	1,989,996
KB Home	4,480	279,821
La-Z-Boy, Inc.	20,328	750,510
†M/I Homes, Inc.	6,411	883,051
MDC Holdings, Inc.	21,742	1,201,246
†Skyline Champion Corp.	1,936	143,767
†Sonos, Inc.	36,727	629,501
†Taylor Morrison Home Corp.	36,006	1,920,920
†Tri Pointe Homes, Inc.	14,482	512,663
		11,163,293
Household Products–0.25%
†Central Garden & Pet Co. Class A	8,672	381,915
Oil-Dri Corp. of America	2,370	158,980
Spectrum Brands Holdings, Inc.	11,481	915,839
		1,456,734
Independent Power and Renewable Electricity Producers–1.04%
Brookfield Renewable Corp. Class A	10,386	299,013
†Montauk Renewables, Inc.	33,686	300,142
Vistra Corp.	139,594	5,377,161
		5,976,316
Industrial REITs–0.40%
Americold Realty Trust, Inc.	14,123	427,503
First Industrial Realty Trust, Inc.	5,581	293,952
Innovative Industrial Properties, Inc.	13,299	1,340,805
Terreno Realty Corp.	3,600	225,612
		2,287,872
Insurance–1.60%
Assurant, Inc.	1,676	282,389
Assured Guaranty Ltd.	26,904	2,013,226
†Enstar Group Ltd.	2,746	808,285
Everest Group Ltd.	1,954	690,895
†Genworth Financial, Inc. Class A	226,060	1,510,081
HCI Group, Inc.	3,092	270,241
Kinsale Capital Group, Inc.	2,423	811,487
Primerica, Inc.	9,341	1,922,004
†SiriusPoint Ltd.	43,699	506,909
†Trupanion, Inc.	11,855	361,696
		9,177,213
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services–0.87%
†Bumble, Inc. Class A	48,015	$707,741
†Cargurus, Inc.	29,467	711,923
†Cars.com, Inc.	30,512	578,813
†IAC, Inc.	8,622	451,620
†QuinStreet, Inc.	17,476	224,042
Shutterstock, Inc.	11,717	565,697
†Vimeo, Inc.	72,930	285,886
†Yelp, Inc.	30,465	1,442,213
		4,967,935
IT Services–0.57%
†Applied Digital Corp.	34,731	234,087
†BigCommerce Holdings, Inc.	32,111	312,440
†DXC Technology Co.	15,807	361,506
Hackett Group, Inc.	11,147	253,817
†Kyndryl Holdings, Inc.	58,923	1,224,420
†Squarespace, Inc. Class A	19,641	648,350
†Thoughtworks Holding, Inc.	42,335	203,631
		3,238,251
Leisure Products–0.43%
Acushnet Holdings Corp.	14,325	904,910
Johnson Outdoors, Inc. Class A	2,586	138,144
†Malibu Boats, Inc. Class A	9,732	533,508
†MasterCraft Boat Holdings, Inc.	8,439	191,059
†Vista Outdoor, Inc.	18,234	539,179
†YETI Holdings, Inc.	2,816	145,813
		2,452,613
Life Sciences Tools & Services–0.49%
†CryoPort, Inc.	11,970	185,415
†MaxCyte, Inc.	42,784	201,085
†Medpace Holdings, Inc.	4,356	1,335,245
Mesa Laboratories, Inc.	2,458	257,525
†OmniAb, Inc.	43,106	265,964
†Pacific Biosciences of California, Inc.	10,915	107,076
†Quanterix Corp.	16,886	461,663
		2,813,973
Machinery–4.26%
†3D Systems Corp.	62,391	396,183
AGCO Corp.	2,673	324,529
Alamo Group, Inc.	4,593	965,403
†Chart Industries, Inc.	3,662	499,240
Columbus McKinnon Corp.	13,595	530,477
Donaldson Co., Inc.	36,547	2,388,346
ESCO Technologies, Inc.	11,951	1,398,625
Federal Signal Corp.	21,395	1,641,852
Greenbrier Cos., Inc.	7,164	316,505
Helios Technologies, Inc.	1,673	75,871
Hyster-Yale Materials Handling, Inc.	4,648	289,059
LVIP Franklin Templeton Multi-Factor Funds-44

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Kadant, Inc.	2,651	$743,102
Lincoln Electric Holdings, Inc.	14,360	3,122,726
†Manitowoc Co., Inc.	16,353	272,932
Miller Industries, Inc.	5,402	228,451
Mueller Industries, Inc.	41,702	1,966,249
†Nikola Corp.	97,072	84,919
REV Group, Inc.	13,663	248,257
Snap-on, Inc.	13,172	3,804,600
Standex International Corp.	5,556	879,959
Terex Corp.	30,028	1,725,409
Wabash National Corp.	22,453	575,246
Watts Water Technologies, Inc. Class A	9,117	1,899,436
		24,377,376
Marine–0.25%
Matson, Inc.	12,927	1,416,799
		1,416,799
Media–0.63%
†AMC Networks, Inc. Class A	14,561	273,601
†Gannett Co., Inc.	65,016	149,537
Gray Television, Inc.	38,728	347,003
†Integral Ad Science Holding Corp.	16,865	242,687
John Wiley & Sons, Inc. Class A	17,755	563,544
†Magnite, Inc.	64,552	602,916
Nexstar Media Group, Inc. Class A	2,049	321,181
Sinclair, Inc.	16,242	211,633
†Stagwell, Inc.	35,809	237,413
†TechTarget, Inc.	12,416	432,822
†Thryv Holdings, Inc.	10,804	219,861
		3,602,198
Metals & Mining–2.03%
Alpha Metallurgical Resources, Inc.	5,785	1,960,652
Arch Resources, Inc.	7,445	1,235,423
†Century Aluminum Co.	24,618	298,863
†Constellium SE	31,587	630,477
†MP Materials Corp.	18,674	370,679
Olympic Steel, Inc.	4,340	289,478
Ramaco Resources, Inc. Class A	10,916	187,537
Royal Gold, Inc.	3,841	464,607
Ryerson Holding Corp.	8,689	301,335
SunCoke Energy, Inc.	40,160	431,318
†TimkenSteel Corp.	10,171	238,510
U.S. Steel Corp.	76,740	3,733,401
Warrior Met Coal, Inc.	24,656	1,503,276
		11,645,556
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Mortgage Real Estate Investment Trusts (REITs)–1.04%
AGNC Investment Corp.	39,573	$388,211
Arbor Realty Trust, Inc.	78,098	1,185,528
Blackstone Mortgage Trust, Inc. Class A	9,699	206,298
Chimera Investment Corp.	111,095	554,364
Franklin BSP Realty Trust, Inc.	39,483	533,415
Invesco Mortgage Capital, Inc.	19,908	176,385
MFA Financial, Inc.	48,642	548,195
Redwood Trust, Inc.	54,401	403,111
Rithm Capital Corp.	185,586	1,982,059
		5,977,566
Multiline Retail–0.10%
Dillard's, Inc. Class A	631	254,703
Macy's, Inc.	16,410	330,169
		584,872
Multi-Utilities–0.33%
Black Hills Corp.	15,241	822,252
Northwestern Energy Group, Inc.	12,925	657,753
Unitil Corp.	7,625	400,846
		1,880,851
Office REITs–0.94%
Cousins Properties, Inc.	48,871	1,190,009
Easterly Government Properties, Inc.	45,351	609,517
Highwoods Properties, Inc.	50,110	1,150,526
Kilroy Realty Corp.	50,154	1,998,135
Piedmont Office Realty Trust, Inc. Class A	59,016	419,604
		5,367,791
Oil, Gas & Consumable Fuels–3.56%
Ardmore Shipping Corp.	20,349	286,717
Berry Corp.	36,452	256,258
California Resources Corp.	4,511	246,661
†Callon Petroleum Co.	29,484	955,282
Civitas Resources, Inc.	33,117	2,264,540
†CNX Resources Corp.	19,807	396,140
Comstock Resources, Inc.	25,388	224,684
CONSOL Energy, Inc.	3,737	375,681
CVR Energy, Inc.	9,979	302,364
Dorian LPG Ltd.	11,672	512,051
Equitrans Midstream Corp.	36,582	372,405
†Gulfport Energy Corp.	4,811	640,825
International Seaways, Inc.	15,365	698,800
Matador Resources Co.	40,748	2,316,931
Northern Oil & Gas, Inc.	16,310	604,612
†Par Pacific Holdings, Inc.	19,606	713,070
PBF Energy, Inc. Class A	46,333	2,036,799
Peabody Energy Corp.	59,528	1,447,721
LVIP Franklin Templeton Multi-Factor Funds-45

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Permian Resources Corp.	81,346	$1,106,306
Riley Exploration Permian, Inc.	4,214	114,789
SandRidge Energy, Inc.	15,090	206,280
Scorpio Tankers, Inc.	11,016	669,773
†SilverBow Resources, Inc.	5,725	166,483
SM Energy Co.	57,420	2,223,302
†Teekay Corp.	32,454	232,046
Teekay Tankers Ltd. Class A	12,029	601,089
VAALCO Energy, Inc.	51,412	230,840
W&T Offshore, Inc.	47,316	154,250
		20,356,699
Paper & Forest Products–0.08%
†Clearwater Paper Corp.	7,192	259,775
Sylvamo Corp.	3,658	179,644
		439,419
Personal Products–0.92%
†BellRing Brands, Inc.	13,015	721,421
†elf Beauty, Inc.	14,015	2,022,925
†Herbalife Ltd.	45,450	693,567
Inter Parfums, Inc.	8,485	1,221,925
Medifast, Inc.	5,049	339,394
†USANA Health Sciences, Inc.	5,468	293,085
		5,292,317
Pharmaceuticals–2.02%
†Amneal Pharmaceuticals, Inc.	53,074	322,159
†Amphastar Pharmaceuticals, Inc.	16,969	1,049,533
†ANI Pharmaceuticals, Inc.	6,148	339,001
†Arvinas, Inc.	9,719	400,034
†Cassava Sciences, Inc.	17,716	398,787
†Collegium Pharmaceutical, Inc.	16,195	498,482
†Corcept Therapeutics, Inc.	30,478	989,925
†Cymabay Therapeutics, Inc.	47,389	1,119,328
†Elanco Animal Health, Inc.	70,756	1,054,264
†Evolus, Inc.	19,782	208,304
†EyePoint Pharmaceuticals, Inc.	12,660	292,573
†Harmony Biosciences Holdings, Inc.	15,785	509,855
†Harrow, Inc.	12,409	138,981
†Innoviva, Inc.	24,416	391,633
†Intra-Cellular Therapies, Inc.	15,306	1,096,216
†Ligand Pharmaceuticals, Inc.	7,973	569,432
†Pacira BioSciences, Inc.	2,961	99,904
†Pliant Therapeutics, Inc.	27,216	492,882
†Prestige Consumer Healthcare, Inc.	9,083	556,061
†Revance Therapeutics, Inc.	39,377	346,124
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Supernus Pharmaceuticals, Inc.	23,624	$683,679
		11,557,157
Professional Services–2.24%
Barrett Business Services, Inc.	3,260	377,508
†Conduent, Inc.	81,832	298,687
†ExlService Holdings, Inc.	67,394	2,079,105
†Forrester Research, Inc.	5,400	144,774
†Franklin Covey Co.	6,000	261,180
Heidrick & Struggles International, Inc.	9,679	285,821
†Huron Consulting Group, Inc.	8,828	907,518
ICF International, Inc.	8,497	1,139,363
Insperity, Inc.	17,016	1,994,615
Kelly Services, Inc. Class A	15,090	326,246
Kforce, Inc.	8,913	602,162
†Legalzoom.com, Inc.	46,107	521,009
ManpowerGroup, Inc.	9,891	786,038
†NV5 Global, Inc.	1,688	187,571
†Parsons Corp.	15,715	985,488
†Paylocity Holding Corp.	783	129,077
Resources Connection, Inc.	15,887	225,119
†TriNet Group, Inc.	2,419	287,692
†TrueBlue, Inc.	14,881	228,274
TTEC Holdings, Inc.	9,283	201,163
†Upwork, Inc.	38,992	579,811
†Verra Mobility Corp.	7,640	175,949
†Willdan Group, Inc.	5,999	128,978
		12,853,148
Real Estate Management & Development–0.79%
†Anywhere Real Estate, Inc.	53,177	431,266
DigitalBridge Group, Inc.	75,655	1,326,989
eXp World Holdings, Inc.	20,616	319,960
†Forestar Group, Inc.	8,821	291,710
†FRP Holdings, Inc.	3,140	197,443
Newmark Group, Inc. Class A	63,349	694,305
†Opendoor Technologies, Inc.	68,266	305,832
†Redfin Corp.	14,026	144,748
RMR Group, Inc. Class A	4,169	117,691
St. Joe Co.	11,011	662,642
		4,492,586
Residential REITs–0.69%
Apartment Income REIT Corp.	46,869	1,627,760
Centerspace	7,201	419,098
Equity LifeStyle Properties, Inc.	9,087	640,997
Independence Realty Trust, Inc.	75,292	1,151,968
LVIP Franklin Templeton Multi-Factor Funds-46

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Residential REITs (continued)
NexPoint Residential Trust, Inc.	3,788	$130,421
		3,970,244
Retail REITs–0.95%
Kite Realty Group Trust	69,567	1,590,302
Macerich Co.	40,182	620,008
NNN REIT, Inc.	2,534	109,215
Saul Centers, Inc.	5,659	222,229
SITE Centers Corp.	91,241	1,243,615
Tanger, Inc.	48,995	1,358,141
Whitestone REIT	23,067	283,494
		5,427,004
Road & Rail–0.55%
ArcBest Corp.	1,600	192,336
Covenant Logistics Group, Inc.	4,034	185,725
Landstar System, Inc.	561	108,638
Marten Transport Ltd.	21,834	458,077
Ryder System, Inc.	14,744	1,696,445
Schneider National, Inc. Class B	20,006	509,153
		3,150,374
Semiconductors & Semiconductor Equipment–2.80%
†ACM Research, Inc. Class A	21,494	419,993
†Aehr Test Systems	10,576	280,581
†Alpha & Omega Semiconductor Ltd.	10,440	272,066
†Ambarella, Inc.	3,478	213,167
Amkor Technology, Inc.	41,743	1,388,790
†Axcelis Technologies, Inc.	14,540	1,885,693
†Cirrus Logic, Inc.	12,465	1,036,963
†Credo Technology Group Holding Ltd.	35,912	699,207
†Diodes, Inc.	19,095	1,537,529
†FormFactor, Inc.	4,793	199,916
Kulicke & Soffa Industries, Inc.	16,724	915,137
†Onto Innovation, Inc.	7,210	1,102,409
†Photronics, Inc.	26,528	832,183
†Rambus, Inc.	40,590	2,770,268
†Silicon Laboratories, Inc.	7,440	984,089
†SiTime Corp.	2,768	337,917
†SMART Global Holdings, Inc.	22,118	418,694
†Veeco Instruments, Inc.	24,315	754,494
		16,049,096
Software–6.31%
†8x8, Inc.	53,650	202,797
Adeia, Inc.	51,672	640,216
†Agilysys, Inc.	6,191	525,121
†Alkami Technology, Inc.	16,416	398,088
†Alteryx, Inc. Class A	10,891	513,620
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Appfolio, Inc. Class A	8,382	$1,452,098
†AppLovin Corp. Class A	52,340	2,085,749
†AvePoint, Inc.	66,344	544,684
†Bill Holdings, Inc.	16,494	1,345,745
†Blackbaud, Inc.	10,586	917,806
Clear Secure, Inc. Class A	40,206	830,254
†Consensus Cloud Solutions, Inc.	8,662	227,031
†Digital Turbine, Inc.	46,597	319,655
Dolby Laboratories, Inc. Class A	17,995	1,550,809
†Everbridge, Inc.	19,458	473,024
†Freshworks, Inc. Class A	20,046	470,881
†Gitlab, Inc. Class A	6,853	431,465
InterDigital, Inc.	13,034	1,414,710
†LiveRamp Holdings, Inc.	29,823	1,129,695
†Manhattan Associates, Inc.	14,840	3,195,349
†Matterport, Inc.	45,932	123,557
†MicroStrategy, Inc. Class A	1,004	634,147
†Mitek Systems, Inc.	19,964	260,331
†Model N, Inc.	10,322	277,971
†N-able, Inc.	7,493	99,282
†NCR Voyix Corp.	17,136	289,770
†OneSpan, Inc.	19,383	207,786
†PagerDuty, Inc.	26,565	614,980
Progress Software Corp.	19,538	1,060,913
†Q2 Holdings, Inc.	25,868	1,122,930
†Qualys, Inc.	12,611	2,475,287
†Rapid7, Inc.	25,210	1,439,491
†RingCentral, Inc. Class A	41,236	1,399,962
Sapiens International Corp. NV	14,663	424,347
†SentinelOne, Inc. Class A	18,139	497,734
†Smartsheet, Inc. Class A	11,238	537,401
†SolarWinds Corp.	23,191	289,656
†Sprout Social, Inc. Class A	16,860	1,035,878
†SPS Commerce, Inc.	15,456	2,995,991
†Varonis Systems, Inc.	20,501	928,285
†Weave Communications, Inc.	15,643	179,425
†Yext, Inc.	51,249	301,857
†Zeta Global Holdings Corp. Class A	30,690	270,686
		36,136,464
Specialized REITs–0.52%
EPR Properties	3,332	161,435
Gaming & Leisure Properties, Inc.	29,950	1,478,033
PotlatchDeltic Corp.	20,121	987,941
Safehold, Inc.	14,248	333,403
		2,960,812
Specialty Retail–3.19%
Aaron's Co., Inc.	14,098	153,386
LVIP Franklin Templeton Multi-Factor Funds-47

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Abercrombie & Fitch Co. Class A	22,499	$1,984,862
Academy Sports & Outdoors, Inc.	2,078	137,148
American Eagle Outfitters, Inc.	8,802	186,250
†Asbury Automotive Group, Inc.	3,773	848,812
†AutoNation, Inc.	3,512	527,432
†Beyond, Inc.	21,183	586,557
Buckle, Inc.	14,711	699,067
Build-A-Bear Workshop, Inc.	6,108	140,423
Caleres, Inc.	16,604	510,241
†Carvana Co.	12,740	674,456
Designer Brands, Inc. Class A	22,597	199,983
Gap, Inc.	80,351	1,680,139
†Genesco, Inc.	5,770	203,162
Group 1 Automotive, Inc.	5,337	1,626,397
Guess?, Inc.	14,029	323,509
Hibbett, Inc.	5,231	376,737
Murphy USA, Inc.	3,889	1,386,662
†National Vision Holdings, Inc.	26,022	544,641
†ODP Corp.	16,300	917,690
†Petco Health & Wellness Co., Inc.	39,498	124,814
†Sally Beauty Holdings, Inc.	49,271	654,319
Signet Jewelers Ltd.	19,490	2,090,497
Sonic Automotive, Inc. Class A	7,489	420,957
Upbound Group, Inc.	13,657	463,928
†Urban Outfitters, Inc.	21,889	781,218
		18,243,287
Technology Hardware, Storage & Peripherals–0.78%
†Super Micro Computer, Inc.	12,178	3,461,718
Xerox Holdings Corp.	56,214	1,030,403
		4,492,121
Textiles, Apparel & Luxury Goods–0.64%
†Crocs, Inc.	2,606	243,427
†Deckers Outdoor Corp.	1,175	785,405
†Figs, Inc. Class A	61,459	427,140
†G-III Apparel Group Ltd.	20,204	686,532
Kontoor Brands, Inc.	3,964	247,433
Movado Group, Inc.	4,865	146,680
Oxford Industries, Inc.	5,237	523,700
Tapestry, Inc.	16,757	616,825
		3,677,142
Tobacco–0.13%
Turning Point Brands, Inc.	8,148	214,456
Universal Corp.	7,810	525,769
		740,225
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–1.54%
Applied Industrial Technologies, Inc.	13,817	$2,386,058
†BlueLinx Holdings, Inc.	4,172	472,729
Boise Cascade Co.	17,099	2,211,927
†DXP Enterprises, Inc.	7,006	236,102
†GMS, Inc.	19,820	1,633,763
H&E Equipment Services, Inc.	5,335	279,127
†Hudson Technologies, Inc.	19,335	260,829
McGrath RentCorp	4,652	556,472
†MRC Global, Inc.	16,698	183,845
†Xometry, Inc. Class A	16,458	591,007
		8,811,859
Water Utilities–0.40%
American States Water Co.	9,848	791,976
Consolidated Water Co. Ltd.	7,447	265,113
SJW Group	14,737	963,063
York Water Co.	7,031	271,538
		2,291,690
Wireless Telecommunication Services–0.15%
Telephone & Data Systems, Inc.	46,094	845,825
		845,825
Total Common Stock (Cost $482,158,930)		565,102,143
RIGHTS–0.00%
=†Chinook Therapeutics, Inc.	24,718	9,640
Total Rights (Cost $9,640)		9,640
WARRANT–0.00%
=†Cassava Sciences, Inc. exp 11/15/24 exercise price USD 33.00	7,086	0
Total Warrant (Cost $0)		0

MONEY MARKET FUND–1.11%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	6,372,971	6,372,971
Total Money Market Fund (Cost $6,372,971)		6,372,971

LVIP Franklin Templeton Multi-Factor Funds-48

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.80% (Cost $488,541,541)	$571,484,754
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	1,162,225
NET ASSETS APPLICABLE TO 49,803,540 SHARES OUTSTANDING–100.00%	$572,646,979
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-FACTOR SMID CAP EQUITY FUND STANDARD CLASS ($385,530,525 / 33,501,065 Shares)	$11.508
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-FACTOR SMID CAP EQUITY FUND SERVICE CLASS ($187,116,454 / 16,302,475 Shares)	$11.478
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$548,754,489
Distributable earnings/(accumulated loss)	23,892,490
TOTAL NET ASSETS	$572,646,979

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".

★Includes $305,501 cash collateral held at broker for futures contracts, $175,996 payable for fund shares redeemed, $17,379 other accrued expenses payable, $201,016 due to manager and affiliates, $74,292 variation margin due to broker on futures contracts, $25,560 payable for audit fee and $22,266 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
47	E-mini Russell 2000 Index	$4,812,095	$4,714,526	3/15/24	$97,569	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-49

LVIP Franklin Templeton Multi-Factor Funds
Statements of Operations
Year Ended December 31, 2023
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$29,377,073	$15,417,094	$27,384,002	$9,866,331
Foreign taxes withheld	(2,759,890)	(2,165,453)	(13,238)	(4,900)
	26,617,183	13,251,641	27,370,764	9,861,431
EXPENSES:
Management fees	2,555,198	1,617,816	4,251,897	1,616,811
Distribution fees-Service Class	301,174	339,673	772,008	438,604
Shareholder servicing fees	224,315	136,020	401,350	146,625
Accounting and administration expenses	157,799	105,742	260,691	110,900
Custodian fees	109,977	381,216	13,735	24,517
Professional fees	104,574	68,208	70,922	51,895
Trustees’ fees and expenses	28,205	17,119	50,302	18,097
Reports and statements to shareholders	22,240	29,939	33,605	24,496
Pricing fees	14,973	22,355	3,196	8,762
Consulting fees	2,784	2,574	3,240	2,601
Other	34,242	24,212	45,077	20,990
	3,555,481	2,744,874	5,906,023	2,464,298
Less:
Management fees waived	(80,001)	(63,451)	(107,500)	(32,500)
Total operating expenses	3,475,480	2,681,423	5,798,523	2,431,798
NET INVESTMENT INCOME	23,141,703	10,570,218	21,572,241	7,429,633
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(26,385,357)	(46,576,866)*	46,603,016	(53,832,621)
Foreign currencies	(385,060)	(1,776,730)	—	—
Foreign currency exchange contracts	—	(11,880)	—	—
Futures contracts	398,452	41,424	332,753	930,267
Net realized gain (loss)	(26,371,965)	(48,324,052)	46,935,769	(52,902,354)
Net change in unrealized appreciation (depreciation) of:
Investments	136,777,654	82,788,471 **	158,864,616	126,832,942
Foreign currencies	(48,188)	11,190	—	(2)
Futures contracts	286,104	486,027	429,514	152,273
Net change in unrealized appreciation (depreciation)	137,015,570	83,285,688	159,294,130	126,985,213
NET REALIZED AND UNREALIZED GAIN	110,643,605	34,961,636	206,229,899	74,082,859
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,785,308	$45,531,854	$227,802,140	$81,512,492

*	Includes $1,225,094 foreign capital gains taxes paid.
**	Includes $(2,079,038) change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-50

LVIP Franklin Templeton Multi-Factor Funds
Statements of Changes in Net Assets
	LVIP Franklin Templeton Multi-Factor International Equity Fund		LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund		LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund		LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$23,141,703	$34,469,510	$10,570,218	$25,597,153	$21,572,241	$32,506,166	$7,429,633	$11,290,342
Net realized gain (loss)	(26,371,965)	9,537,879	(48,324,052)	16,713,378	46,935,769	222,515,503	(52,902,354)	46,528,620
Net change in unrealized appreciation (depreciation)	137,015,570	(102,272,242)	83,285,688	(101,464,997)	159,294,130	(417,967,616)	126,985,213	(122,382,681)
Net increase (decrease) in net assets resulting from operations	133,785,308	(58,264,853)	45,531,854	(59,154,466)	227,802,140	(162,945,947)	81,512,492	(64,563,719)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(27,890,507)	(50,251,081)	(11,442,238)	(33,935,720)	(133,996,289)	(94,164,748)	(24,700,652)	(18,847,443)
Service Class	(4,689,097)	(9,508,914)	(3,970,086)	(14,734,248)	(36,687,566)	(29,328,452)	(11,547,968)	(12,796,045)
Return of capital:
Standard Class	—	—	—	—	—	—	(179,582)	—
Service Class	—	—	—	—	—	—	(95,426)	—
	(32,579,604)	(59,759,995)	(15,412,324)	(48,669,968)	(170,683,855)	(123,493,200)	(36,523,628)	(31,643,488)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	158,050,385	61,904,316	69,061,925	51,049,786	239,038,696	73,387,065	138,289,569	37,131,039
Service Class	8,529,132	18,050,510	8,255,608	19,418,259	21,154,706	41,817,418	21,825,019	28,390,545
Reinvestment of dividends and distributions:
Standard Class	27,890,507	50,251,081	11,442,238	33,935,720	133,996,289	94,164,748	24,880,234	18,847,443
Service Class	4,689,097	9,508,914	3,970,086	14,734,248	36,687,566	29,328,452	11,643,394	12,796,045
	199,159,121	139,714,821	92,729,857	119,138,013	430,877,257	238,697,683	196,638,216	97,165,072
Cost of shares redeemed:
Standard Class	(210,102,517)	(171,133,740)	(54,286,930)	(104,903,813)	(262,664,815)	(297,054,799)	(58,953,641)	(49,856,851)
Service Class	(29,680,334)	(28,697,171)	(26,043,686)	(33,386,958)	(66,384,617)	(85,978,889)	(34,506,753)	(50,393,750)
	(239,782,851)	(199,830,911)	(80,330,616)	(138,290,771)	(329,049,432)	(383,033,688)	(93,460,394)	(100,250,601)
Increase (decrease) in net assets derived from capital share transactions	(40,623,730)	(60,116,090)	12,399,241	(19,152,758)	101,827,825	(144,336,005)	103,177,822	(3,085,529)
NET INCREASE (DECREASE) IN NET ASSETS	60,581,974	(178,140,938)	42,518,771	(126,977,192)	158,946,110	(430,775,152)	148,166,686	(99,292,736)
NET ASSETS:
Beginning of year	752,773,910	930,914,848	454,815,036	581,792,228	1,276,745,722	1,707,520,874	424,480,293	523,773,029
End of year	$813,355,884	$752,773,910	$497,333,807	$454,815,036	$1,435,691,832	$1,276,745,722	$572,646,979	$424,480,293
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-51

LVIP Franklin Templeton Multi-Factor International Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund Standard Class
	Year Ended
	12/31/23[1]	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$7.056	$8.247	$7.630	$8.154	$7.450
Income (loss) from investment operations:
Net investment income[2]	0.230	0.333	0.363	0.187	0.323
Net realized and unrealized gain (loss)	1.094	(0.941)	0.634	(0.524)	0.818
Total from investment operations	1.324	(0.608)	0.997	(0.337)	1.141
Less dividends and distributions from:
Net investment income	(0.333)	(0.583)	(0.380)	(0.187)	(0.344)
Net realized gain	—	—	—	—	(0.093)
Total dividends and distributions	(0.333)	(0.583)	(0.380)	(0.187)	(0.437)
Net asset value, end of period	$8.047	$7.056	$8.247	$7.630	$8.154
Total return[3]	18.92%	(7.02% )	13.16%	(4.10% )	15.42%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$690,197	$629,275	$786,917	$792,063	$835,302
Ratio of expenses to average net assets	0.41%	0.40%	0.39%	0.40%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.42%	0.41%	0.40%	0.41%	0.40%
Ratio of net investment income to average net assets	3.03%	4.41%	4.24%	2.78%	4.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.02%	4.40%	4.23%	2.77%	4.03%
Portfolio turnover	127%	55%	57%	52%	53%

[1]	Effective April 11, 2023, Franklin Advisers, Inc. replaced SSGA Funds Management, Inc. as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-52

LVIP Franklin Templeton Multi-Factor International Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund Service Class
	Year Ended
	12/31/23[1]	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$7.059	$8.250	$7.632	$8.158	$7.454
Income (loss) from investment operations:
Net investment income[2]	0.211	0.313	0.342	0.170	0.303
Net realized and unrealized gain (loss)	1.093	(0.940)	0.634	(0.527)	0.817
Total from investment operations	1.304	(0.627)	0.976	(0.357)	1.120
Less dividends and distributions from:
Net investment income	(0.313)	(0.564)	(0.358)	(0.169)	(0.323)
Net realized gain	—	—	—	—	(0.093)
Total dividends and distributions	(0.313)	(0.564)	(0.358)	(0.169)	(0.416)
Net asset value, end of period	$8.050	$7.059	$8.250	$7.632	$8.158
Total return[3]	18.62%	(7.24% )	12.87%	(4.34% )	15.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,159	$123,499	$143,998	$142,374	$149,308
Ratio of expenses to average net assets	0.66%	0.65%	0.64%	0.65%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.67%	0.66%	0.65%	0.66%	0.65%
Ratio of net investment income to average net assets	2.78%	4.16%	3.99%	2.53%	3.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.77%	4.15%	3.98%	2.52%	3.78%
Portfolio turnover	127%	55%	57%	52%	53%

[1]	Effective April 11, 2023, Franklin Advisers, Inc. replaced SSGA Funds Management, Inc. as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-53

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund Standard Class
	Year Ended
	12/31/23[1]	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$6.889	$8.755	$8.528	$8.581	$8.289
Income (loss) from investment operations:
Net investment income[2]	0.167	0.420	0.437	0.293	0.292
Net realized and unrealized gain (loss)	0.516	(1.488)	0.309	(0.075)	0.327
Total from investment operations	0.683	(1.068)	0.746	0.218	0.619
Less dividends and distributions from:
Net investment income	(0.241)	(0.798)	(0.519)	(0.271)	(0.324)
Return of capital	—	—	—	—	(0.003)
Total dividends and distributions	(0.241)	(0.798)	(0.519)	(0.271)	(0.327)
Net asset value, end of period	$7.331	$6.889	$8.755	$8.528	$8.581
Total return[3]	10.04%	(11.83% )	8.79%	2.65%	7.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$362,665	$315,155	$408,291	$431,292	$422,524
Ratio of expenses to average net assets	0.50%	0.46%	0.47%	0.44%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.51%	0.47%	0.48%	0.45%	0.50%
Ratio of net investment income to average net assets	2.33%	5.38%	4.71%	4.00%	3.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.32%	5.37%	4.70%	3.99%	3.43%
Portfolio turnover	126%	62%	59%	46%	54%

[1]	Effective April 11, 2023, Franklin Advisers, Inc. replaced SSGA Funds Management, Inc. as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-54

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund Service Class
	Year Ended
	12/31/23[1]	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$6.892	$8.758	$8.530	$8.585	$8.292
Income (loss) from investment operations:
Net investment income[2]	0.149	0.401	0.414	0.275	0.270
Net realized and unrealized gain (loss)	0.516	(1.488)	0.309	(0.078)	0.329
Total from investment operations	0.665	(1.087)	0.723	0.197	0.599
Less dividends and distributions from:
Net investment income	(0.222)	(0.779)	(0.495)	(0.252)	(0.303)
Return of capital	—	—	—	—	(0.003)
Total dividends and distributions	(0.222)	(0.779)	(0.495)	(0.252)	(0.306)
Net asset value, end of period	$7.335	$6.892	$8.758	$8.530	$8.585
Total return[3]	9.76%	(12.05% )	8.51%	2.40%	7.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$134,669	$139,661	$173,501	$178,453	$180,305
Ratio of expenses to average net assets	0.75%	0.71%	0.72%	0.69%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.72%	0.73%	0.70%	0.75%
Ratio of net investment income to average net assets	2.08%	5.13%	4.46%	3.75%	3.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	5.12%	4.45%	3.74%	3.18%
Portfolio turnover	126%	62%	59%	46%	54%

[1]	Effective April 11, 2023, Franklin Advisers, Inc. replaced SSGA Funds Management, Inc. as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-55

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund Standard Class
	Year Ended
	12/31/23[1]	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.945	$14.648	$12.917	$13.128	$11.363
Income (loss) from investment operations:
Net investment income[2]	0.198	0.315	0.289	0.313	0.339
Net realized and unrealized gain (loss)	1.760	(1.762)	3.746	0.032	2.700
Total from investment operations	1.958	(1.447)	4.035	0.345	3.039
Less dividends and distributions from:
Net investment income	(0.192)	(0.387)	(0.357)	(0.322)	(0.337)
Net realized gain	(1.382)	(0.869)	(1.947)	(0.234)	(0.937)
Total dividends and distributions	(1.574)	(1.256)	(2.304)	(0.556)	(1.274)
Net asset value, end of period	$12.329	$11.945	$14.648	$12.917	$13.128
Total return[3]	17.39%	(9.97% )	31.88%	2.98%	27.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,122,286	$967,304	$1,315,104	$1,182,576	$1,130,811
Ratio of expenses to average net assets	0.36%	0.36%	0.35%	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.37%	0.37%	0.36%	0.37%	0.37%
Ratio of net investment income to average net assets	1.62%	2.36%	1.88%	2.76%	2.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.61%	2.35%	1.87%	2.75%	2.64%
Portfolio turnover	132%	59%	55%	56%	49%

[1]	Effective April 11, 2023, Franklin Advisers, Inc. replaced SSGA Funds Management, Inc. as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-56

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund Service Class
	Year Ended
	12/31/23[1]	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.914	$14.612	$12.890	$13.106	$11.347
Income (loss) from investment operations:
Net investment income[2]	0.166	0.280	0.250	0.284	0.306
Net realized and unrealized gain (loss)	1.752	(1.757)	3.736	0.027	2.695
Total from investment operations	1.918	(1.477)	3.986	0.311	3.001
Less dividends and distributions from:
Net investment income	(0.161)	(0.352)	(0.317)	(0.293)	(0.305)
Net realized gain	(1.382)	(0.869)	(1.947)	(0.234)	(0.937)
Total dividends and distributions	(1.543)	(1.221)	(2.264)	(0.527)	(1.242)
Net asset value, end of period	$12.289	$11.914	$14.612	$12.890	$13.106
Total return[3]	17.09%	(10.20% )	31.54%	2.72%	26.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$313,406	$309,442	$392,417	$342,834	$352,450
Ratio of expenses to average net assets	0.61%	0.61%	0.60%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.62%	0.62%	0.61%	0.62%	0.62%
Ratio of net investment income to average net assets	1.37%	2.11%	1.63%	2.51%	2.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.36%	2.10%	1.62%	2.50%	2.39%
Portfolio turnover	132%	59%	55%	56%	49%

[1]	Effective April 11, 2023, Franklin Advisers, Inc. replaced SSGA Funds Management, Inc. as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-57

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund Standard Class
	Year Ended
	12/31/23[1]	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.696	$13.179	$13.190	$12.754	$10.973
Income (loss) from investment operations:
Net investment income[2]	0.169	0.307	0.254	0.196	0.280
Net realized and unrealized gain (loss)	1.411	(1.919)	4.003	0.546	1.887
Total from investment operations	1.580	(1.612)	4.257	0.742	2.167
Less dividends and distributions from:
Net investment income	(0.174)	(0.429)	(0.316)	(0.266)	(0.252)
Net realized gain	(0.588)	(0.442)	(3.864)	—	(0.134)
Return of capital	(0.006)	—	(0.088)	(0.040)	—
Total dividends and distributions	(0.768)	(0.871)	(4.268)	(0.306)	(0.386)
Net asset value, end of period	$11.508	$10.696	$13.179	$13.190	$12.754
Total return[3]	15.54%	(12.45% )	33.66%	5.98%	19.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$385,531	$250,501	$299,487	$265,377	$233,154
Ratio of expenses to average net assets	0.39%	0.39%	0.38%	0.40%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.40%	0.40%	0.39%	0.41%	0.42%
Ratio of net investment income to average net assets	1.56%	2.57%	1.54%	1.90%	2.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	2.56%	1.53%	1.89%	2.31%
Portfolio turnover	121%	71%	76%	64%	66%

[1]	Effective April 11, 2023, Franklin Advisers, Inc. replaced SSGA Funds Management, Inc. as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-58

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund Service Class
	Year Ended
	12/31/23[1]	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.672	$13.149	$13.168	$12.740	$10.964
Income (loss) from investment operations:
Net investment income[2]	0.142	0.276	0.212	0.171	0.249
Net realized and unrealized gain (loss)	1.405	(1.914)	3.996	0.537	1.882
Total from investment operations	1.547	(1.638)	4.208	0.708	2.131
Less dividends and distributions from:
Net investment income	(0.147)	(0.397)	(0.276)	(0.244)	(0.221)
Net realized gain	(0.588)	(0.442)	(3.864)	—	(0.134)
Return of capital	(0.006)	—	(0.087)	(0.036)	—
Total dividends and distributions	(0.741)	(0.839)	(4.227)	(0.280)	(0.355)
Net asset value, end of period	$11.478	$10.672	$13.149	$13.168	$12.740
Total return[3]	15.25%	(12.67% )	33.32%	5.72%	19.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$187,116	$173,979	$224,286	$177,033	$161,176
Ratio of expenses to average net assets	0.64%	0.64%	0.63%	0.65%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.65%	0.64%	0.66%	0.67%
Ratio of net investment income to average net assets	1.31%	2.32%	1.29%	1.65%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	2.31%	1.28%	1.64%	2.06%
Portfolio turnover	121%	71%	76%	64%	66%

[1]	Effective April 11, 2023, Franklin Advisers, Inc. replaced SSGA Funds Management, Inc. as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Factor Funds-59

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Multi-Factor International Equity Fund (formerly, LVIP SSGA Developed International 150 Fund), LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund (formerly, LVIP SSGA Emerging Markets 100 Fund), LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund (formerly, LVIP SSGA Large Cap 100 Fund), and LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund (formerly, LVIP SSGA Small-Mid Cap 200 Fund) (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company.  The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”) and may also sell its shares to unaffiliated insurance companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The investment objective of each Fund is to seek to maximize long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from
LVIP Franklin Templeton Multi-Factor Funds-60

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP Franklin Templeton Multi-Factor International Equity Fund is $1,406,276 and $1,388,790 and for LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund is $1,031,535 and $1,026,273 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Funds' understanding of the applicable country’s tax rules and rates.   In addition, the Funds may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Funds in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   The management fees, net of waivers, are calculated daily and paid monthly. For its services, LFI receives a management fee at an annual rate of each Fund’s average daily net assets as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
On the first $100 million	0.40%	0.40%	0.40%	0.40%
In excess of $100 million	0.32%	0.33%	0.30%	0.30%
LVIP Franklin Templeton Multi-Factor Funds-61

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LFI has contractually agreed to waive a portion of its advisory fee. This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI. The waiver amount of each Fund’s average daily net assets are as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
On the first $50 million	0.070%	0.065%	0.080%	0.065%
On the next $50 million	0.010%	0.025%	0.015%	—%
On the next $400 million.	0.010%	0.005%	0.015%	—%
Effective April 11, 2023, Franklin Advisers, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of each Fund’s investment portfolio. For these services, LFI, not the Funds, pay the Sub-Adviser a fee based on each Fund's average daily net assets. Prior to April 11, 2023, SSGA Funds Management, Inc. was responsible for the day-to-day management of each Fund’s investment portfolio.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Administrative	$62,362	$37,805	$111,141	$40,032
Legal	10,209	6,192	18,203	6,561
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Printing and mailing	$7,726	$20,638	$12,206	$14,704
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
LVIP Franklin Templeton Multi-Factor Funds-62

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, each Fund had liabilities payable to affiliates as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Management fees payable to LFI	$216,030	$135,277	$361,509	$148,515
Distribution fees payable to LFD	25,650	27,865	65,893	38,699
Printing and mailing fees payable to Lincoln Life	258	—	517	—
Shareholder servicing fees payable to Lincoln Life	19,578	11,843	35,007	13,802
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Purchases	$966,004,564	$585,640,190	$1,808,782,906	$680,399,567
Sales	1,016,847,985	584,746,474	1,863,904,637	605,887,957
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Cost of investments and derivatives	$735,356,354	$483,304,497	$1,201,713,353	$490,790,237
Aggregate unrealized appreciation of investments and derivatives	$89,950,207	$51,036,027	$249,210,186	$104,407,868
Aggregate unrealized depreciation of investments and derivatives	(16,260,904)	(38,743,929)	(15,644,358)	(23,713,343)
Net unrealized appreciation of investments and derivatives	$73,689,303	$12,292,098	$233,565,828	$80,694,525
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Franklin Templeton Multi-Factor Funds-63

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
LVIP Franklin Templeton Multi-Factor International Equity Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$57,667,024	$—	$—	$57,667,024
Austria	4,859,949	—	—	4,859,949
Belgium	3,989,603	—	—	3,989,603
Denmark	33,138,765	—	—	33,138,765
Finland	2,050,312	—	—	2,050,312
France	80,163,241	—	—	80,163,241
Germany	55,842,866	—	—	55,842,866
Hong Kong	15,809,325	—	—	15,809,325
Ireland	3,539,334	—	—	3,539,334
Israel	4,799,473	1,395,485	—	6,194,958
Italy	20,428,088	—	—	20,428,088
Japan	185,941,762	—	—	185,941,762
Jordan	1,885,279	—	—	1,885,279
Luxembourg	6,760,563	—	—	6,760,563
Netherlands	50,389,432	—	—	50,389,432
New Zealand	806,844	—	—	806,844
Norway	9,872,522	—	—	9,872,522
Portugal	4,392,768	—	—	4,392,768
Singapore	6,424,801	—	—	6,424,801
Spain	33,789,409	—	—	33,789,409
Sweden	23,531,707	—	—	23,531,707
Switzerland	79,670,401	—	—	79,670,401
Thailand	1,239,300	—	—	1,239,300
United Kingdom	112,759,299	—	—	112,759,299
Preferred Stocks	1,902,586	—	—	1,902,586
Money Market Fund	5,952,594	—	—	5,952,594
Total Investments	$807,607,247	$1,395,485	$—	$809,002,732
Derivatives:

Assets:
Futures Contract	$109,768	$—	$—	$109,768
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2023, a portion of the Fund’s common stock investments was categorized as Level 2.
LVIP Franklin Templeton Multi-Factor Funds-64

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$—	$17,721,971	$—	$17,721,971
Chile	2,265,964	—	—	2,265,964
China	122,263,118	—	—	122,263,118
Czech Republic	460,346	—	—	460,346
Egypt	310,556	2,098,705	—	2,409,261
Greece	4,356,375	—	—	4,356,375
Hong Kong	4,698,876	—	—	4,698,876
Hungary	3,755,028	—	—	3,755,028
India	82,672,545	—	—	82,672,545
Indonesia	9,348,402	—	—	9,348,402
Kuwait	623,543	—	—	623,543
Malaysia	6,629,053	—	—	6,629,053
Mexico	13,203,633	—	—	13,203,633
Netherlands	771,137	—	—	771,137
Peru	1,476,273	—	—	1,476,273
Philippines	3,071,429	—	—	3,071,429
Poland	5,417,903	—	—	5,417,903
Qatar	800,029	592,880	—	1,392,909
Republic of Korea	—	62,357,528	—	62,357,528
Russia	—	—	— *	—
Saudi Arabia	3,198,744	14,534,782	—	17,733,526
Singapore	504,190	—	—	504,190
South Africa	14,682,788	—	—	14,682,788
Taiwan	78,127,461	—	—	78,127,461
Thailand	6,418,902	1,482,314	—	7,901,216
Turkey	5,430,048	—	—	5,430,048
United Arab Emirates	6,898,133	—	—	6,898,133
Preferred Stocks
Brazil	—	11,884,910	—	11,884,910
Chile	500,617	—	—	500,617
Money Market Fund	9,726,088	—	—	9,726,088
Total Investments	$387,611,181	$110,673,090	$—	$498,284,271
Derivatives:

Assets:
Futures Contract	$332,491	$—	$—	$332,491

*	Includes securities that have been valued at zero on the "Statements of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2023, a portion of the Fund’s common stock investments was categorized as Level 2.
LVIP Franklin Templeton Multi-Factor Funds-65

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,419,858,517	$—	$—	$1,419,858,517
Money Market Fund	15,420,664	—	—	15,420,664
Total Investments	$1,435,279,181	$—	$—	$1,435,279,181
Derivatives:

Assets:
Futures Contract	$193,712	$—	$—	$193,712
There were no Level 3 investments at the beginning or end of the year.
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$5,519,373	$—	$—	$5,519,373
Air Freight & Logistics	1,166,068	—	—	1,166,068
Airlines	2,940,299	—	—	2,940,299
Auto Components	7,267,696	—	—	7,267,696
Automobiles	1,103,181	—	—	1,103,181
Banks	51,905,938	—	—	51,905,938
Beverages	2,385,508	—	—	2,385,508
Biotechnology	37,772,315	—	—	37,772,315
Building Products	9,034,089	—	—	9,034,089
Capital Markets	9,784,372	—	—	9,784,372
Chemicals	9,423,168	—	—	9,423,168
Commercial Services & Supplies	8,881,431	—	—	8,881,431
Communications Equipment	3,318,695	—	—	3,318,695
Construction & Engineering	7,536,153	—	—	7,536,153
Construction Materials	1,682,360	—	—	1,682,360
Consumer Finance	3,759,092	—	—	3,759,092
Containers & Packaging	703,634	—	—	703,634
Diversified Consumer Services	6,744,191	—	—	6,744,191
Diversified Financial Services	15,578,615	—	—	15,578,615
Diversified Telecommunication Services	3,232,617	—	—	3,232,617
Electric Utilities	2,657,874	—	—	2,657,874
Electrical Equipment	10,668,217	—	—	10,668,217
Electronic Equipment, Instruments & Components	16,438,071	—	—	16,438,071
Energy Equipment & Services	11,861,755	—	—	11,861,755
Entertainment	2,567,473	—	—	2,567,473
Equity Real Estate Investment Trusts	4,258,557	—	—	4,258,557
Food & Staples Retailing	2,820,378	—	—	2,820,378
Food Products	4,951,867	—	—	4,951,867
Gas Utilities	3,296,312	—	—	3,296,312
Health Care Equipment & Supplies	18,015,558	—	— *	18,015,558
Health Care Providers & Services	13,324,521	—	—	13,324,521
Health Care REITs	3,790,641	—	—	3,790,641
Health Care Technology	3,210,195	—	—	3,210,195
Hotel & Resort REITs	5,157,621	—	—	5,157,621
Hotels, Restaurants & Leisure	12,169,630	—	—	12,169,630
Household Durables	11,163,293	—	—	11,163,293
Household Products	1,456,734	—	—	1,456,734
Independent Power and Renewable Electricity Producers	5,976,316	—	—	5,976,316
LVIP Franklin Templeton Multi-Factor Funds-66

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Industrial REITs	$2,287,872	$—	$—	$2,287,872
Insurance	9,177,213	—	—	9,177,213
Interactive Media & Services	4,967,935	—	—	4,967,935
IT Services	3,238,251	—	—	3,238,251
Leisure Products	2,452,613	—	—	2,452,613
Life Sciences Tools & Services	2,813,973	—	—	2,813,973
Machinery	24,377,376	—	—	24,377,376
Marine	1,416,799	—	—	1,416,799
Media	3,602,198	—	—	3,602,198
Metals & Mining	11,645,556	—	—	11,645,556
Mortgage Real Estate Investment Trusts (REITs)	5,977,566	—	—	5,977,566
Multiline Retail	584,872	—	—	584,872
Multi-Utilities	1,880,851	—	—	1,880,851
Office REITs	5,367,791	—	—	5,367,791
Oil, Gas & Consumable Fuels	20,356,699	—	—	20,356,699
Paper & Forest Products	439,419	—	—	439,419
Personal Products	5,292,317	—	—	5,292,317
Pharmaceuticals	11,557,157	—	—	11,557,157
Professional Services	12,853,148	—	—	12,853,148
Real Estate Management & Development	4,492,586	—	—	4,492,586
Residential REITs	3,970,244	—	—	3,970,244
Retail REITs	5,427,004	—	—	5,427,004
Road & Rail	3,150,374	—	—	3,150,374
Semiconductors & Semiconductor Equipment	16,049,096	—	—	16,049,096
Software	36,136,464	—	—	36,136,464
Specialized REITs	2,960,812	—	—	2,960,812
Specialty Retail	18,243,287	—	—	18,243,287
Technology Hardware, Storage & Peripherals	4,492,121	—	—	4,492,121
Textiles, Apparel & Luxury Goods	3,677,142	—	—	3,677,142
Tobacco	740,225	—	—	740,225
Trading Companies & Distributors	8,811,859	—	—	8,811,859
Water Utilities	2,291,690	—	—	2,291,690
Wireless Telecommunication Services	845,825	—	—	845,825
Rights	—	—	9,640	9,640
Warrant	—	—	— *	—
Money Market Fund	6,372,971	—	—	6,372,971
Total Investments	$571,475,114	$—	$9,640	$571,484,754
Derivatives:

Assets:
Futures Contract	$97,569	$—	$—	$97,569

*	Includes securities that have been valued at zero on the "Statements of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
LVIP Franklin Templeton Multi-Factor Funds-67

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Year ended December 31, 2023
Ordinary income	$32,579,604	$15,412,324	$21,422,582	$8,270,684
Long-term capital gains	—	—	149,261,273	27,977,936
Return of capital	—	—	—	275,008
Total	$32,579,604	$15,412,324	$170,683,855	$36,523,628
Year ended December 31, 2022
Ordinary income	$59,759,995	$48,669,968	$101,048,829	$28,003,252
Long-term capital gains	—	—	22,444,371	3,640,236
Total	$59,759,995	$48,669,968	$123,493,200	$31,643,488
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Undistributed ordinary income	$6,034,050	$2,333,123	$8,291,863	$—
Undistributed long-term capital gains	—	—	29,107,613	—
Capital loss carryforward	(70,569,234)	(209,310,359)	—	(56,802,035)
Other temporary differences	—	(2)	(2)	—
Net unrealized appreciation	73,689,303	12,292,098	233,565,828	80,694,525
Distributable earnings/(accumulated loss)	$9,154,119	$(194,685,140)	$270,965,302	$23,892,490
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to real estate investment trusts (REITs) and rounding:
	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Distributable Earnings/(Accumulated Loss)	$(177,916)	$2
Paid-in capital	177,916	(2)
As of December 31, 2023, the below Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
Short-Term	$16,497,144	$20,852,891	$520,349
Long-Term	54,072,090	188,457,468	56,281,686
Total	$70,569,234	$209,310,359	$56,802,035
LVIP Franklin Templeton Multi-Factor Funds-68

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Franklin Templeton Multi-Factor International Equity Fund		LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund		LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	20,618,514	8,201,770	9,642,443	6,479,688	19,917,110	5,546,807
Service Class	1,123,537	2,412,648	1,145,768	2,544,153	1,737,614	3,108,555
Shares reinvested:
Standard Class	3,566,143	7,324,528	1,625,255	4,987,533	11,529,452	7,705,609
Service Class	599,529	1,387,352	563,522	2,167,887	3,174,732	2,406,677
	25,907,723	19,326,298	12,976,988	16,179,261	36,358,908	18,767,648
Shares redeemed:
Standard Class	(27,599,318)	(21,764,603)	(7,542,168)	(12,355,818)	(21,396,567)	(22,051,385)
Service Class	(3,920,236)	(3,758,419)	(3,612,402)	(4,258,487)	(5,382,967)	(6,397,855)
	(31,519,554)	(25,523,022)	(11,154,570)	(16,614,305)	(26,779,534)	(28,449,240)
Net increase (decrease)	(5,611,831)	(6,196,724)	1,822,418	(435,044)	9,579,374	(9,681,592)

	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	13,070,577	3,140,529
Service Class	2,041,218	2,377,114
Shares reinvested:
Standard Class	2,361,744	1,704,109
Service Class	1,111,811	1,159,482
	18,585,350	8,381,234
Shares redeemed:
Standard Class	(5,350,517)	(4,150,563)
Service Class	(3,152,532)	(4,292,064)
	(8,503,049)	(8,442,627)
Net increase (decrease)	10,082,301	(61,393)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the
LVIP Franklin Templeton Multi-Factor Funds-69

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, each Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs. LVIP Franklin Templeton Multi-Factor International Equity Fund and the LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund used derivatives to facilitate or expedite the settlement of portfolio transactions.
Fair values of derivative instruments as of December 31, 2023 were as follows:
LVIP Franklin Templeton Multi-Factor International Equity Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$109,768	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$398,452	$286,104
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	$332,491	Liabilities net of receivables and other assets	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(11,880)	$—
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	41,424	486,027
Total		$29,544	$486,027
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$193,712	Receivables and other assets net of liabilities	$—
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LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$332,753	$429,514
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$97,569	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$930,267	$152,273
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Foreign Currency Exchange Contracts (Average Cost)
LVIP Franklin Templeton Multi-Factor International Equity Fund	$7,837,795	$—
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	5,174,322	7,155
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	10,334,800	—
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	3,618,289	—
In order to better define its contractual rights and to secure rights to help the Funds mitigate its counterparty risk, the LVIP Franklin Templeton Multi-Factor International Equity Fund and the LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Net Assets.
At December 31, 2023, the LVIP Franklin Templeton Multi-Factor International Equity Fund and the LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund had no open derivatives that are subject to offsetting provisions.
LVIP Franklin Templeton Multi-Factor Funds-71

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
9. Risk Factors
Some countries in which the LVIP Franklin Templeton Multi-Factor International Equity Fund and the LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments in which the LVIP Franklin Templeton Multi-Factor International Equity Fund and the LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund invest to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statues to terrorism, governmental collapse, regional conflicts and war. Investing in Foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions  - both in Europe and globally  - cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions.
The LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund may invest a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Funds may invest in REITs and are subject to the risks associated with that industry. If the Funds acquire a direct interest in real estate as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Funds had no direct real estate holdings during the year ended December 31, 2023. The Funds' REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
LVIP Franklin Templeton Multi-Factor Funds-72

LVIP Franklin Templeton Multi-Factor Funds
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds' Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds' limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Funds.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Franklin Templeton Multi-Factor Funds-73

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP Franklin Templeton Multi-Factor International Equity Fund (formerly, LVIP SSGA Developed International 150 Fund), LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund (formerly, LVIP SSGA Emerging Markets 100 Fund), LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund (formerly, LVIP SSGA Large Cap 100 Fund) and LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund (formerly, LVIP SSGA Small-Mid Cap 200 Fund) and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP Franklin Templeton Multi-Factor International Equity Fund, LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund, LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund and LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund (collectively referred to as the “Funds”) (four of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Franklin Templeton Multi-Factor Funds–74

LVIP Franklin Templeton Multi-Factor Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters.  The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating each Fund’s performance.  These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
The Board considered that, effective April 11, 2023, the name and investment strategies of each Multi-Factor Fund were changed to transition the Multi-Factor Fund from a two-factor to a multi-factor investment approach and that Franklin Templeton replaced each Multi-Factor Fund’s prior investment subadviser.
LVIP Franklin Templeton Multi-Factor Funds-75

LVIP Franklin Templeton Multi-Factor Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP Franklin Templeton Multi-Factor International Equity Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value category and the MSCI EAFE NR USD Index for various periods ended March 31, 2023.  The Board considered that in April 2023 Franklin Templeton replaced the prior subadviser to the Fund and that performance information prior to this time was not relevant.  The Board concluded that the services provided were satisfactory.
The Board reviewed the LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Diversified Emerging Markets category and the MSCI EM NR USD Index for various periods ended March 31, 2023.  The Board considered that in April 2023 Franklin Templeton replaced the prior subadviser to the Fund and that performance information prior to this time was not relevant.  The Board concluded that the services provided were satisfactory.
The Board reviewed the LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund’s total return compared to the total return of a peer group of funds included in the Morningstar  Large Value category and the S&P 500 Total Return USD Index for various periods ended March 31, 2023.  The Board considered that in April 2023 Franklin Templeton replaced the prior subadviser to the Fund and that performance information prior to this time was not relevant.  The Board concluded that the services provided were satisfactory.
The Board reviewed the LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Value category and the Russell 2000 Total Return USD Index for various periods ended March 31, 2023.  The Board considered that in April 2023 Franklin Templeton replaced the prior subadviser to the Fund and that performance information prior to this time was not relevant.  The Board concluded that the services provided were satisfactory.
Management Fee.  The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund.  The Board noted that the net investment management fee for each Fund was lower than the median net investment management fee of the respective Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that each Fund had a breakpoint in its investment management fee schedule and that LFI had implemented advisory fee waivers for each Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Franklin Templeton Multi-Factor Funds-76

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Franklin Templeton Multi-Factor Funds-77

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Franklin Templeton Multi-Factor Funds-78

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Franklin Templeton Multi-Factor Funds-79

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Franklin Templeton Multi-Factor Funds-80

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Multi-Factor Funds-81

LVIP SSGA Index Allocation Funds
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP Structured Allocation Funds
LVIP Structured Conservative Allocation Fund (formerly, LVIP SSGA Conservative Structured Allocation Fund)
LVIP Structured Moderate Allocation Fund (formerly, LVIP SSGA Moderate Structured Allocation Fund)
LVIP Structured Moderately Aggressive Allocation Fund (formerly, LVIP SSGA Moderately Aggressive Structured Allocation Fund)
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Allocation Funds
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
The LVIP SSGA Conservative Index Allocation Fund returned 10.73% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Conservative Index Allocation Composite1, returned 11.23% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned 5.53%.
The LVIP SSGA Moderate Index Allocation Fund returned 13.57% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Moderate Index Allocation Composite3, returned 14.08% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned 5.53%.
The LVIP SSGA Moderately Aggressive Index Allocation Fund returned 14.82% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Moderately Aggressive Index Allocation Composite4, returned 15.25% and its broad-based benchmark index, the The S&P 500® Index5, returned 26.29%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index6 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index7 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index returned 26.3% during 2023, while the Nasdaq®  Composite Index8 returned 44.6% over that same period. As measured by the CBOE Volatility Index9 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive
Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index10, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The Funds operate in a fund of funds structure, investing all their assets in passive index-tracking mutual funds and exchange-traded funds.  The Funds are designed to have a strategic asset allocation that is in line with the Funds’ respective prospectus benchmarks.  During the calendar year 2023, the performance of the LVIP SSGA Index Allocation Funds was primarily driven by the Funds’ asset allocations and their underlying holdings, while performing in line with their respective composite benchmarks for the year.
Portfolio Managers:
Lincoln Financial Investments Corporation:
 Maria Ma
Michael Hoppe
Jay Shearon
Jason Forsythe
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Allocation Funds-1

LVIP Allocation Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Conservative Index Allocation Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Service Class
Conservative Index Allocation Composite
Bloomberg U.S. Aggregate Bond Index
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
12/31/13
12/31/23
$15,682
$14,925
$14,555
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Index Allocation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,925 for the Standard Class shares and to $14,555 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite did from 12/31/13 through 12/31/23. The same $10,000 investment would have increased to $15,682. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $11,965. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 10.73%
Five Years	+ 5.28%
Ten Years	+ 4.09%
Service Class Shares
One Year	+ 10.46%
Five Years	+ 5.02%
Ten Years	+ 3.83%
LVIP SSGA Moderate Index Allocation Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Service Class
Moderate Index Allocation Composite
Bloomberg U.S. Aggregate Bond Index
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$17,649
$16,813
$16,398
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Index Allocation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,813 for the Standard Class shares and to $16,398 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite did from 12/31/13 through 12/31/23. The same $10,000 investment would have increased to $17,649. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $11,965. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.57%
Five Years	+ 7.38%
Ten Years	+ 5.33%
Service Class Shares
One Year	+ 13.28%
Five Years	+ 7.11%
Ten Years	+ 5.07%
LVIP Allocation Funds-2

LVIP Allocation Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
Moderately Aggressive Index Allocation Composite
The S&P 500® Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$31,150
$18,289
$17,435
$17,005

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Index Allocation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,435 for the Standard Class shares and to $17,005 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite did from 12/31/13 through 12/31/23. The same $10,000 investment would have increased to $18,289. For additional comparison, the The S&P 500® Index would have increased to $31,150. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 14.82%
Five Years	+ 8.04%
Ten Years	+ 5.72%
Service Class Shares
One Year	+ 14.54%
Five Years	+ 7.77%
Ten Years	+ 5.45%
1. The Conservative Index Allocation Composite is an unmanaged index compiled by LFI, the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency)
3. The Moderate Index Allocation Composite is an unmanaged index compiled by LFI, the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 24% S&P 500®Index, 6% S&P MidCap 400®Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
4. The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by LFI, the Fund’s adviser. The Moderately Aggressive Index Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400®Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg U.S. Aggregate Bond Index and 5% Bloomberg U.S. TIPS Index.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
7. The Bloomberg US Corporate High Yield Bod Index measures the  USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.
8. The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
9. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
10. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Allocation Funds-3

LVIP Allocation Funds
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
The LVIP Structured Conservative Allocation Fund returned 10.27% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Structured Conservative Allocation Composite1, returned 11.23% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned 5.53%.
The LVIP Structured Moderate Allocation Fund returned 13.09% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Structured Moderate Allocation Composite3, returned 14.08% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned 5.53%.
The LVIP Structured Moderately Aggressive Allocation Fund returned 14.27% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Structured Moderately Aggressive Allocation Composite4, returned 15.25% and its broad-based benchmark index, the S&P 500® Index5, returned 26.29%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index6 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index7 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index returned 26.3% during 2023, while the Nasdaq® Composite Index8 returned 44.6% over that same period. As measured by the CBOE Volatility Index9 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive
Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index10, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The Funds operate in a fund of funds structure, investing all their assets in mutual funds and exchange traded funds.  The performance of the LVIP Structured Allocation Funds were impacted by varied market conditions and style factors during 2023, most notably the dispersion of returns between growth and value styles.    From a return standpoint, global equities broadly outperformed fixed income on a relative basis.  Value-oriented equities broadly underperformed their growth counterparts within the U.S., however they modestly outperformed within international markets.   The Funds primarily invest in passive fixed income index funds and multi-factor equity funds, which maintain a value bias.  Allocations to domestic value-biased equities detracted from returns during the year as they underperformed their respective equity indexes within the composite benchmarks.
Portfolio Managers:
Lincoln Financial Investments Corporation:
 Maria Ma
Michael Hoppe
Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Allocation Funds–4

LVIP Allocation Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP Structured Conservative Allocation Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Structured Conservative Allocation Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Service Class
Structured Conservative Allocation Composite
Bloomberg U.S. Aggregate Bond Index
$18,000
$15,000
$12,000
$9,000
12/31/13
12/31/23
$15,682
$14,761
$14,396
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Structured Conservative Allocation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,761 for the Standard Class shares and to $14,396 for the Service Class shares. For comparison, look at how the Structured Conservative Allocation Composite did from 12/31/13 through 12/31/23. The same $10,000 investment would have increased to $15,682. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $11,965. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 10.27%
Five Years	+ 5.06%
Ten Years	+ 3.97%
Service Class Shares
One Year	+ 9.99%
Five Years	+ 4.80%
Ten Years	+ 3.71%
LVIP Structured Moderate Allocation Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderate Allocation Fund - Service Class
Structured Moderate Allocation Composite
Bloomberg U.S. Aggregate Bond Index
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$17,649
$16,638
$16,226
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Structured Moderate Allocation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,638 for the Standard Class shares and to $16,226 for the Service Class shares. For comparison, look at how the Structured Moderate Allocation Composite did from 12/31/13 through 12/31/23. The same $10,000 investment would have increased to $17,649. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $11,965. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.09%
Five Years	+ 7.12%
Ten Years	+ 5.22%
Service Class Shares
One Year	+ 12.81%
Five Years	+ 6.86%
Ten Years	+ 4.96%
LVIP Allocation Funds–5

LVIP Allocation Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP Structured Moderately Aggressive Allocation Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Service Class
Structured Moderately Aggressive Allocation Composite
S&P 500® Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$31,150
$18,289
$17,146
$16,722

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Structured Moderately Aggressive Allocation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,146 for the Standard Class shares and to $16,722 for the Service Class shares. For comparison, look at how the Structured Moderately Aggressive Allocation Composite did from 12/31/13 through 12/31/23. The same $10,000 investment would have increased to $18,289. For additional comparison, the S&P 500® Index would have increased to $31,150. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 14.27%
Five Years	+ 7.69%
Ten Years	+ 5.54%
Service Class Shares
One Year	+ 13.98%
Five Years	+ 7.42%
Ten Years	+ 5.28%
1. The Structured Conservative Allocation Composite is an unmanaged index compiled by LFI, the Fund’s adviser. The Structured Conservative Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The Structured Moderate Allocation Composite is an unmanaged index compiled by LFI, the Fund’s adviser. The Structured Moderate Allocation Composite is constructed as follows: 24% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
4. The Structured Moderately Aggressive Allocation Composite is an unmanaged index compiled by LFI, the Fund’s adviser. The Structured Moderately Aggressive Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg U.S. Aggregate Bond Index and 5% Bloomberg U.S. TIPS Index.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
7. The Bloomberg US Corporate High Yield Bond Index measures the  USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
8. The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
9. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
10. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Allocation Funds–6

LVIP Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect expense reimbursements in effect.
LVIP SSGA Conservative Index Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,041.80	0.20%	$1.03
Service Class Shares	1,000.00	1,040.40	0.45%	2.31
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.90	0.45%	2.29
LVIP SSGA Moderate Index Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,048.90	0.21%	$1.08
Service Class Shares	1,000.00	1,047.60	0.46%	2.37
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35
LVIP SSGA Moderately Aggressive Index Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,052.90	0.21%	$1.09
Service Class Shares	1,000.00	1,051.60	0.46%	2.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35
LVIP Allocation Funds-7

LVIP Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP Structured Conservative Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,047.80	0.25%	$1.29
Service Class Shares	1,000.00	1,046.60	0.50%	2.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55
LVIP Structured Moderate Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,058.40	0.21%	$1.09
Service Class Shares	1,000.00	1,057.10	0.46%	2.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35
LVIP Structured Moderately Aggressive Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,063.70	0.22%	$1.14
Service Class Shares	1,000.00	1,062.40	0.47%	2.44
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.80	0.47%	2.40

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Allocation Funds-8

LVIP Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP SSGA Conservative Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	86.10%
Investment Companies	86.10%
Equity Funds	21.92%
Fixed Income Fund	50.03%
International Equity Fund	14.15%
Unaffiliated Investments	13.97%
Investment Companies	13.97%
Fixed Income Fund	9.86%
International Equity Fund	4.04%
Money Market Fund	0.07%
Total Investments	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%
LVIP SSGA Moderate Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	84.06%
Investment Companies	84.06%
Equity Funds	33.85%
Fixed Income Fund	30.00%
International Equity Fund	20.21%
Unaffiliated Investments	16.07%
Investment Companies	16.07%
Fixed Income Fund	9.88%
International Equity Fund	6.07%
Money Market Fund	0.12%
Total Investments	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	84.97%
Investment Companies	84.97%
Equity Funds	37.79%
Fixed Income Fund	24.97%
International Equity Fund	22.21%
Unaffiliated Investments	15.22%
Investment Companies	15.22%
Fixed Income Fund	4.94%
International Equity Fund	10.11%
Money Market Fund	0.17%
Total Investments	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%
LVIP Structured Conservative Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.16%
Investment Companies	90.16%
Equity Funds	21.88%
Fixed Income Fund	50.05%
International Equity Funds	18.23%
Unaffiliated Investments	9.91%
Investment Companies	9.91%
Fixed Income Fund	9.90%
Money Market Fund	0.01%
Total Investments	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%
LVIP Allocation Funds-9

LVIP Allocation Funds
Security Type/Sector Allocations (unaudited) (continued)
LVIP Structured Moderate Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.14%
Investment Companies	90.14%
Equity Funds	33.81%
Fixed Income Fund	30.01%
International Equity Funds	26.32%
Unaffiliated Investments	9.90%
Investment Companies	9.90%
Fixed Income Fund	9.90%
Money Market Fund	0.00%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP Structured Moderately Aggressive Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.10%
Investment Companies	95.10%
Equity Funds	37.74%
Fixed Income Fund	24.98%
International Equity Funds	32.38%
Unaffiliated Investments	4.94%
Investment Companies	4.94%
Fixed Income Fund	4.94%
Money Market Fund	0.00%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP Allocation Funds-10

LVIP SSGA Conservative Index Allocation Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–86.10%
INVESTMENT COMPANIES–86.10%
Equity Funds–21.92%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	341,648	$4,196,123
LVIP SSGA S&P 500 Index Fund	899,660	23,796,912
LVIP SSGA Small-Cap Index Fund	90,273	2,808,037
		30,801,072
Fixed Income Fund–50.03%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	7,027,477	70,316,939
		70,316,939
International Equity Fund–14.15%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,901,553	19,894,045
		19,894,045
Total Affiliated Investments (Cost $103,696,749)		121,012,056

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–13.97%
INVESTMENT COMPANIES–13.97%
Fixed Income Fund–9.86%
SPDR® Portfolio TIPS ETF	542,085	$13,861,113
		13,861,113
International Equity Fund–4.04%
iShares Core MSCI Emerging Markets ETF	112,265	5,678,364
		5,678,364
Money Market Fund–0.07%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	103,705	103,705
		103,705
Total Unaffiliated Investments (Cost $19,686,969)		19,643,182

TOTAL INVESTMENTS–100.07% (Cost $123,383,718)	140,655,238
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(102,645)
NET ASSETS APPLICABLE TO 10,655,619 SHARES OUTSTANDING–100.00%	$140,552,593

✧✧Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-11

LVIP SSGA Moderate Index Allocation Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–84.06%
INVESTMENT COMPANIES–84.06%
Equity Funds–33.85%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	2,895,519	$35,562,769
LVIP SSGA S&P 500 Index Fund	5,382,268	142,366,387
LVIP SSGA Small-Cap Index Fund	765,070	23,798,258
		201,727,414
Fixed Income Fund–30.00%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	17,868,142	178,788,626
		178,788,626
International Equity Fund–20.21%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	11,511,686	120,435,257
		120,435,257
Total Affiliated Investments (Cost $391,229,155)		500,951,297

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–16.07%
INVESTMENT COMPANIES–16.07%
Fixed Income Fund–9.88%
SPDR® Portfolio TIPS ETF	2,303,322	$58,895,944
		58,895,944
International Equity Fund–6.07%
iShares Core MSCI Emerging Markets ETF	715,618	36,195,958
		36,195,958
Money Market Fund–0.12%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	686,619	686,619
		686,619
Total Unaffiliated Investments (Cost $97,059,550)		95,778,521

TOTAL INVESTMENTS–100.13% (Cost $488,288,705)	596,729,818
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.13%)	(799,134)
NET ASSETS APPLICABLE TO 37,821,621 SHARES OUTSTANDING–100.00%	$595,930,684

✧✧Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-12

LVIP SSGA Moderately Aggressive Index Allocation Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–84.97%
INVESTMENT COMPANIES–84.97%
Equity Funds–37.79%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	3,172,275	$38,961,879
LVIP SSGA S&P 500 Index Fund	5,475,495	144,832,326
LVIP SSGA Small-Cap Index Fund	898,081	27,935,698
		211,729,903
Fixed Income Fund–24.97%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	13,982,605	139,909,950
		139,909,950
International Equity Fund–22.21%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	11,891,357	124,407,378
		124,407,378
Total Affiliated Investments (Cost $361,908,564)		476,047,231

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–15.22%
INVESTMENT COMPANIES–15.22%
Fixed Income Fund–4.94%
SPDR® Portfolio TIPS ETF	1,081,238	$27,647,256
		27,647,256
International Equity Fund–10.11%
iShares Core MSCI Emerging Markets ETF	1,119,818	56,640,394
		56,640,394
Money Market Fund–0.17%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	955,696	955,696
		955,696
Total Unaffiliated Investments (Cost $82,832,108)		85,243,346

TOTAL INVESTMENTS–100.19% (Cost $444,740,672)	561,290,577
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(1,064,378)
NET ASSETS APPLICABLE TO 33,780,634 SHARES OUTSTANDING–100.00%	$560,226,199

✧✧Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-13

LVIP Structured Conservative Allocation Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.16%
INVESTMENT COMPANIES–90.16%
Equity Funds–21.88%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	1,834,029	$22,611,738
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	737,322	8,485,105
		31,096,843
Fixed Income Fund–50.05%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	7,107,232	71,114,965
		71,114,965
International Equity Funds–18.23%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	789,087	5,784,007
LVIP Franklin Templeton Multi-Factor International Equity Fund	2,500,352	20,120,335
		25,904,342
Total Affiliated Investments (Cost $127,193,211)		128,116,150

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–9.91%
INVESTMENT COMPANIES–9.91%
Fixed Income Fund–9.90%
SPDR® Portfolio TIPS ETF	550,088	$14,065,750
		14,065,750
Money Market Fund–0.01%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	15,496	15,496
		15,496
Total Unaffiliated Investments (Cost $14,790,280)		14,081,246

TOTAL INVESTMENTS–100.07% (Cost $141,983,491)	142,197,396
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(100,905)
NET ASSETS APPLICABLE TO 12,887,545 SHARES OUTSTANDING–100.00%	$142,096,491

✧✧Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-14

LVIP Structured Moderate Allocation Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.14%
INVESTMENT COMPANIES–90.14%
Equity Funds–33.81%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	13,569,130	$167,293,803
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	6,061,487	69,755,596
		237,049,399
Fixed Income Fund–30.01%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	21,032,698	210,453,171
		210,453,171
International Equity Funds–26.32%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	5,838,180	42,793,859
LVIP Franklin Templeton Multi-Factor International Equity Fund	17,618,394	141,775,219
		184,569,078
Total Affiliated Investments (Cost $610,693,272)		632,071,648

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–9.90%
INVESTMENT COMPANIES–9.90%
Fixed Income Fund–9.90%
SPDR® Portfolio TIPS ETF	2,713,391	$69,381,408
		69,381,408
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	8,949	8,949
		8,949
Total Unaffiliated Investments (Cost $73,529,429)		69,390,357

TOTAL INVESTMENTS–100.04% (Cost $684,222,701)	701,462,005
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(300,662)
NET ASSETS APPLICABLE TO 57,146,406 SHARES OUTSTANDING–100.00%	$701,161,343

✧✧Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-15

LVIP Structured Moderately Aggressive Allocation Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.10%
INVESTMENT COMPANIES–95.10%
Equity Funds–37.74%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	9,729,909	$119,960,048
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	4,814,516	55,405,456
		175,365,504
Fixed Income Fund–24.98%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	11,601,352	116,083,128
		116,083,128
International Equity Funds–32.38%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	6,440,470	47,208,643
LVIP Franklin Templeton Multi-Factor International Equity Fund	12,827,788	103,225,209
		150,433,852
Total Affiliated Investments (Cost $425,581,136)		441,882,484

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–4.94%
INVESTMENT COMPANIES–4.94%
Fixed Income Fund–4.94%
SPDR® Portfolio TIPS ETF	897,980	$22,961,348
		22,961,348
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	8,407	8,407
		8,407
Total Unaffiliated Investments (Cost $24,277,786)		22,969,755

TOTAL INVESTMENTS–100.04% (Cost $449,858,922)	464,852,239
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(191,951)
NET ASSETS APPLICABLE TO 35,836,138 SHARES OUTSTANDING–100.00%	$464,660,288

✧✧Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-16

LVIP Allocation Funds
Statements of Assets and Liabilities
December 31, 2023
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
ASSETS:
Affiliated investments, at value	$121,012,056	$500,951,297	$476,047,231	$128,116,150	$632,071,648	$441,882,484
Unaffiliated investments, at value	19,643,182	95,778,521	85,243,346	14,081,246	69,390,357	22,969,755
Receivable for fund shares sold	469,540	504,874	527,568	39	332,048	38,450
Expense reimbursement receivable from Lincoln Financial Investments Corporation	10,096	—	—	—	—	—
Receivable for securities sold	2,427	56,715	77,696	24,919	164,345	103,956
Prepaid expenses	625	2,602	2,428	647	3,142	2,048
Dividends and interest receivable	262	679	1,495	37	115	344
TOTAL ASSETS	141,138,188	597,294,688	561,899,764	142,223,038	701,961,655	464,997,037
LIABILITIES:
Payable for securities purchased	498,763	1,130,573	1,382,204	15,451	8,924	8,413
Due to manager and affiliates	38,670	148,476	133,445	46,431	219,967	136,430
Payable for audit fee	18,188	18,188	18,188	18,188	18,188	18,188
Payable for fund shares redeemed	13,029	43,860	117,241	27,727	514,654	147,877
Payable for fund accounting fee	10,430	10,486	10,481	10,431	10,501	10,470
Other accrued expenses payable	6,515	12,421	12,006	8,319	28,078	15,371
TOTAL LIABILITIES	585,595	1,364,004	1,673,565	126,547	800,312	336,749
TOTAL NET ASSETS	$140,552,593	$595,930,684	$560,226,199	$142,096,491	$701,161,343	$464,660,288
Affiliated investments, at cost	$103,696,749	$391,229,155	$361,908,564	$127,193,211	$610,693,272	$425,581,136
Unaffiliated investments, at cost	19,686,969	97,059,550	82,832,108	14,790,280	73,529,429	24,277,786
Standard Class:
Net Assets	$55,436,113	$312,212,645	$318,828,782	$22,897,899	$152,039,527	$143,275,582
Shares Outstanding	4,201,260	19,806,753	19,202,053	2,076,776	12,386,349	11,044,385
Net Asset Value Per Share	$13.195	$15.763	$16.604	$11.026	$12.275	$12.973
Service Class:
Net Assets	$85,116,480	$283,718,039	$241,397,417	$119,198,592	$549,121,816	$321,384,706
Shares Outstanding	6,454,359	18,014,868	14,578,581	10,810,769	44,760,057	24,791,753
Net Asset Value Per Share	$13.187	$15.749	$16.558	$11.026	$12.268	$12.963
LVIP Allocation Funds-17

LVIP Allocation Funds
Statements of Assets and Liabilities (continued)

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$128,534,713	$495,485,481	$452,627,590	$135,774,567	$615,497,259	$404,857,272
Distributable earnings/(accumulated loss)	12,017,880	100,445,203	107,598,609	6,321,924	85,664,084	59,803,016
TOTAL NET ASSETS	$140,552,593	$595,930,684	$560,226,199	$142,096,491	$701,161,343	$464,660,288
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-18

LVIP Allocation Funds
Statements of Operations
Year Ended December 31, 2023
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$2,911,365	$11,115,842	$10,250,169	$3,430,446	$16,471,867	$11,475,035
Dividends from unaffiliated investments	652,634	3,014,708	2,487,101	522,136	2,512,715	804,972
	3,563,999	14,130,550	12,737,270	3,952,582	18,984,582	12,280,007
EXPENSES:
Distribution fees-Service Class	207,086	676,685	565,183	303,560	1,372,571	791,378
Management fees	203,220	839,505	779,931	214,802	1,039,101	672,208
Accounting and administration expenses	43,886	84,248	80,299	44,737	97,571	73,841
Shareholder servicing fees	39,289	162,304	150,787	41,529	200,893	129,960
Professional fees	32,987	42,217	41,476	33,085	44,710	39,652
Custodian fees	5,896	12,438	10,652	8,185	29,367	15,777
Trustees’ fees and expenses	4,971	20,440	18,898	5,305	25,574	16,442
Reports and statements to shareholders	4,726	9,839	9,321	5,004	17,048	12,693
Consulting fees	2,322	2,636	2,609	2,324	2,713	2,545
Index fees	1,265	4,922	4,540	—	—	—
Pricing fees	95	70	100	90	85	71
Other	4,068	9,938	9,089	6,320	21,623	14,379
	549,811	1,865,242	1,672,885	664,941	2,851,256	1,768,946
Less:
Expenses reimbursed	(71,765)	—	—	—	—	—
Total operating expenses	478,046	1,865,242	1,672,885	664,941	2,851,256	1,768,946
NET INVESTMENT INCOME	3,085,953	12,265,308	11,064,385	3,287,641	16,133,326	10,511,061
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(614,982)	60,575	(773,707)	10,523,872	74,594,869	52,058,948
Sale of unaffiliated investments	(335,808)	(1,020,042)	(961,418)	(170,477)	(1,361,535)	(456,331)
Distributions from affiliated investment companies	873,513	5,776,097	6,044,813	2,886,817	21,299,718	15,286,733
Net realized gain (loss)	(77,277)	4,816,630	4,309,688	13,240,212	94,533,052	66,889,350
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	9,914,005	50,782,445	51,265,146	(2,957,527)	(27,769,849)	(18,529,068)
Unaffiliated investments	662,506	3,308,228	4,891,422	73,558	885,517	310,290
Net change in unrealized appreciation (depreciation)	10,576,511	54,090,673	56,156,568	(2,883,969)	(26,884,332)	(18,218,778)
NET REALIZED AND UNREALIZED GAIN	10,499,234	58,907,303	60,466,256	10,356,243	67,648,720	48,670,572
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,585,187	$71,172,611	$71,530,641	$13,643,884	$83,782,046	$59,181,633
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-19

LVIP Allocation Funds
Statements of Changes in Net Assets
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,085,953	$3,343,631	$12,265,308	$13,786,449	$11,064,385	$11,484,871
Net realized gain (loss)	(77,277)	379,270	4,816,630	9,812,259	4,309,688	11,835,524
Net change in unrealized appreciation (depreciation)	10,576,511	(27,639,827)	54,090,673	(123,315,206)	56,156,568	(115,450,313)
Net increase (decrease) in net assets resulting from operations	13,585,187	(23,916,926)	71,172,611	(99,716,498)	71,530,641	(92,129,918)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,065,696)	(2,368,195)	(14,079,947)	(13,749,622)	(14,998,030)	(12,722,724)
Service Class	(2,946,782)	(3,686,949)	(12,265,445)	(12,870,611)	(10,902,826)	(9,631,782)
	(5,012,478)	(6,055,144)	(26,345,392)	(26,620,233)	(25,900,856)	(22,354,506)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,159,502	6,592,598	36,185,130	31,222,496	44,718,637	28,072,879
Service Class	10,980,288	13,402,665	28,020,984	24,474,640	32,973,997	17,430,010
Reinvestment of dividends and distributions:
Standard Class	2,065,696	2,368,195	14,079,947	13,749,622	14,998,030	12,722,724
Service Class	2,946,782	3,686,949	12,265,445	12,870,611	10,902,826	9,631,782
	25,152,268	26,050,407	90,551,506	82,317,369	103,593,490	67,857,395
Cost of shares redeemed:
Standard Class	(9,507,939)	(6,009,317)	(32,437,020)	(20,380,302)	(38,430,075)	(12,782,245)
Service Class	(15,989,742)	(19,944,787)	(40,560,199)	(43,703,832)	(36,275,808)	(29,060,250)
	(25,497,681)	(25,954,104)	(72,997,219)	(64,084,134)	(74,705,883)	(41,842,495)
Increase (decrease) in net assets derived from capital share transactions	(345,413)	96,303	17,554,287	18,233,235	28,887,607	26,014,900
NET INCREASE (DECREASE) IN NET ASSETS	8,227,296	(29,875,767)	62,381,506	(108,103,496)	74,517,392	(88,469,524)
NET ASSETS:
Beginning of year	132,325,297	162,201,064	533,549,178	641,652,674	485,708,807	574,178,331
End of year	$140,552,593	$132,325,297	$595,930,684	$533,549,178	$560,226,199	$485,708,807
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-20

LVIP Allocation Funds
Statements of Changes in Net Assets (continued)
	LVIP Structured Conservative Allocation Fund		LVIP Structured Moderate Allocation Fund		LVIP Structured Moderately Aggressive Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,287,641	$4,589,364	$16,133,326	$24,880,383	$10,511,061	$16,546,080
Net realized gain (loss)	13,240,212	1,059,815	94,533,052	17,927,883	66,889,350	12,025,576
Net change in unrealized appreciation (depreciation)	(2,883,969)	(30,201,035)	(26,884,332)	(158,599,887)	(18,218,778)	(100,369,712)
Net increase (decrease) in net assets resulting from operations	13,643,884	(24,551,856)	83,782,046	(115,791,621)	59,181,633	(71,798,056)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(829,782)	(1,554,089)	(6,882,926)	(12,185,623)	(6,409,507)	(10,646,763)
Service Class	(4,038,458)	(9,096,934)	(24,017,005)	(49,068,506)	(13,886,389)	(27,082,292)
	(4,868,240)	(10,651,023)	(30,899,931)	(61,254,129)	(20,295,896)	(37,729,055)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,069,337	3,810,827	28,707,137	16,442,509	20,643,165	20,951,307
Service Class	6,079,785	16,147,973	21,260,994	23,996,726	13,237,783	9,679,669
Reinvestment of dividends and distributions:
Standard Class	829,782	1,554,089	6,882,926	12,185,623	6,409,507	10,646,763
Service Class	4,038,458	9,096,934	24,017,005	49,068,506	13,886,389	27,082,292
	17,017,362	30,609,823	80,868,062	101,693,364	54,176,844	68,360,031
Cost of shares redeemed:
Standard Class	(6,412,455)	(3,766,518)	(33,621,444)	(13,600,381)	(19,199,222)	(19,032,062)
Service Class	(24,280,294)	(30,885,580)	(100,651,718)	(97,839,539)	(51,752,230)	(50,425,819)
	(30,692,749)	(34,652,098)	(134,273,162)	(111,439,920)	(70,951,452)	(69,457,881)
Increase (decrease) in net assets derived from capital share transactions	(13,675,387)	(4,042,275)	(53,405,100)	(9,746,556)	(16,774,608)	(1,097,850)
NET INCREASE (DECREASE) IN NET ASSETS	(4,899,743)	(39,245,154)	(522,985)	(186,792,306)	22,111,129	(110,624,961)
NET ASSETS:
Beginning of year	146,996,234	186,241,388	701,684,328	888,476,634	442,549,159	553,174,120
End of year	$142,096,491	$146,996,234	$701,161,343	$701,684,328	$464,660,288	$442,549,159
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-21

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.378	$15.237	$14.733	$13.532	$12.157
Income (loss) from investment operations:
Net investment income[1]	0.314	0.340	0.305	0.273	0.306
Net realized and unrealized gain (loss)	1.006	(2.596)	0.634	1.368	1.495
Total from investment operations	1.320	(2.256)	0.939	1.641	1.801
Less dividends and distributions from:
Net investment income	(0.318)	(0.363)	(0.322)	(0.294)	(0.319)
Net realized gain	(0.185)	(0.240)	(0.113)	(0.146)	(0.107)
Total dividends and distributions	(0.503)	(0.603)	(0.435)	(0.440)	(0.426)
Net asset value, end of period	$13.195	$12.378	$15.237	$14.733	$13.532
Total return[2]	10.73%	(14.75% )	6.37%	12.18%	14.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,436	$50,418	$58,531	$49,097	$38,885
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.25%	0.25%	0.24%	0.26%	0.29%
Ratio of net investment income to average net assets	2.43%	2.52%	2.00%	1.97%	2.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.38%	2.47%	1.96%	1.91%	2.24%
Portfolio turnover	13%	16%	15%	31%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-22

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.372	$15.227	$14.726	$13.528	$12.156
Income (loss) from investment operations:
Net investment income[1]	0.281	0.306	0.266	0.238	0.273
Net realized and unrealized gain (loss)	1.004	(2.593)	0.632	1.366	1.492
Total from investment operations	1.285	(2.287)	0.898	1.604	1.765
Less dividends and distributions from:
Net investment income	(0.285)	(0.328)	(0.284)	(0.260)	(0.286)
Net realized gain	(0.185)	(0.240)	(0.113)	(0.146)	(0.107)
Total dividends and distributions	(0.470)	(0.568)	(0.397)	(0.406)	(0.393)
Net asset value, end of period	$13.187	$12.372	$15.227	$14.726	$13.528
Total return[2]	10.46%	(14.96% )	6.10%	11.91%	14.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85,116	$81,908	$103,670	$98,050	$83,153
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.50%	0.50%	0.49%	0.51%	0.54%
Ratio of net investment income to average net assets	2.18%	2.27%	1.75%	1.72%	2.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.13%	2.22%	1.71%	1.66%	1.99%
Portfolio turnover	13%	16%	15%	31%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-23

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$14.551	$18.135	$16.887	$15.344	$13.362
Income (loss) from investment operations:
Net investment income[1]	0.354	0.409	0.351	0.282	0.325
Net realized and unrealized gain (loss)	1.597	(3.221)	1.403	1.817	2.108
Total from investment operations	1.951	(2.812)	1.754	2.099	2.433
Less dividends and distributions from:
Net investment income	(0.358)	(0.442)	(0.399)	(0.343)	(0.342)
Net realized gain	(0.381)	(0.330)	(0.107)	(0.213)	(0.109)
Total dividends and distributions	(0.739)	(0.772)	(0.506)	(0.556)	(0.451)
Net asset value, end of period	$15.763	$14.551	$18.135	$16.887	$15.344
Total return[2]	13.57%	(15.41% )	10.39%	13.83%	18.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$312,213	$271,486	$308,832	$267,776	$208,502
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.21%	0.21%	0.24%
Ratio of net investment income to average net assets	2.31%	2.58%	1.96%	1.84%	2.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.31%	2.58%	1.96%	1.84%	2.18%
Portfolio turnover	10%	12%	10%	23%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-24

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$14.542	$18.121	$16.875	$15.337	$13.359
Income (loss) from investment operations:
Net investment income[1]	0.316	0.369	0.306	0.243	0.288
Net realized and unrealized gain (loss)	1.592	(3.216)	1.402	1.812	2.104
Total from investment operations	1.908	(2.847)	1.708	2.055	2.392
Less dividends and distributions from:
Net investment income	(0.320)	(0.402)	(0.355)	(0.304)	(0.305)
Net realized gain	(0.381)	(0.330)	(0.107)	(0.213)	(0.109)
Total dividends and distributions	(0.701)	(0.732)	(0.462)	(0.517)	(0.414)
Net asset value, end of period	$15.749	$14.542	$18.121	$16.875	$15.337
Total return[2]	13.28%	(15.62% )	10.12%	13.55%	17.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$283,718	$262,063	$332,821	$305,451	$284,453
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.46%	0.46%	0.49%
Ratio of net investment income to average net assets	2.06%	2.33%	1.71%	1.59%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	2.33%	1.71%	1.59%	1.93%
Portfolio turnover	10%	12%	10%	23%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-25

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$15.194	$18.970	$17.483	$15.891	$13.689
Income (loss) from investment operations:
Net investment income[1]	0.360	0.395	0.344	0.287	0.323
Net realized and unrealized gain (loss)	1.862	(3.426)	1.643	1.950	2.371
Total from investment operations	2.222	(3.031)	1.987	2.237	2.694
Less dividends and distributions from:
Net investment income	(0.352)	(0.424)	(0.405)	(0.389)	(0.353)
Net realized gain	(0.460)	(0.321)	(0.095)	(0.256)	(0.139)
Total dividends and distributions	(0.812)	(0.745)	(0.500)	(0.645)	(0.492)
Net asset value, end of period	$16.604	$15.194	$18.970	$17.483	$15.891
Total return[2]	14.82%	(15.88% )	11.37%	14.28%	19.73%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$318,829	$271,813	$305,640	$262,014	$214,176
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.21%	0.21%	0.24%
Ratio of net investment income to average net assets	2.24%	2.40%	1.84%	1.83%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.24%	2.40%	1.84%	1.83%	2.10%
Portfolio turnover	9%	9%	12%	22%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-26

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$15.157	$18.923	$17.443	$15.860	$13.664
Income (loss) from investment operations:
Net investment income[1]	0.318	0.353	0.297	0.246	0.284
Net realized and unrealized gain (loss)	1.856	(3.415)	1.636	1.941	2.365
Total from investment operations	2.174	(3.062)	1.933	2.187	2.649
Less dividends and distributions from:
Net investment income	(0.313)	(0.383)	(0.358)	(0.348)	(0.314)
Net realized gain	(0.460)	(0.321)	(0.095)	(0.256)	(0.139)
Total dividends and distributions	(0.773)	(0.704)	(0.453)	(0.604)	(0.453)
Net asset value, end of period	$16.558	$15.157	$18.923	$17.443	$15.860
Total return[2]	14.54%	(16.09% )	11.09%	13.99%	19.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$241,397	$213,896	$268,538	$245,748	$234,290
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.46%	0.46%	0.49%
Ratio of net investment income to average net assets	1.99%	2.15%	1.59%	1.58%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.99%	2.15%	1.59%	1.58%	1.85%
Portfolio turnover	9%	9%	12%	22%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-27

LVIP Structured Conservative Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Structured Conservative Allocation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.375	$12.915	$12.585	$11.966	$10.983
Income (loss) from investment operations:
Net investment income[1]	0.270	0.353	0.296	0.236	0.282
Net realized and unrealized gain (loss)	0.790	(2.084)	0.638	0.906	1.211
Total from investment operations	1.060	(1.731)	0.934	1.142	1.493
Less dividends and distributions from:
Net investment income	(0.289)	(0.440)	(0.497)	(0.256)	(0.323)
Net realized gain	(0.120)	(0.369)	(0.107)	(0.267)	(0.187)
Total dividends and distributions	(0.409)	(0.809)	(0.604)	(0.523)	(0.510)
Net asset value, end of period	$11.026	$10.375	$12.915	$12.585	$11.966
Total return[2]	10.27%	(13.30% )	7.43%	9.68%	13.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,898	$21,098	$24,304	$22,240	$21,161
Ratio of expenses to average net assets[3]	0.25%	0.25%	0.24%	0.24%	0.24%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.25%	0.25%	0.24%	0.24%	0.27%
Ratio of net investment income to average net assets	2.51%	3.06%	2.24%	1.99%	2.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.51%	3.06%	2.24%	1.99%	2.36%
Portfolio turnover	30%	14%	17%	24%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-28

LVIP Structured Conservative Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Structured Conservative Allocation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.375	$12.913	$12.582	$11.966	$10.983
Income (loss) from investment operations:
Net investment income[1]	0.243	0.324	0.262	0.206	0.252
Net realized and unrealized gain (loss)	0.788	(2.082)	0.639	0.903	1.211
Total from investment operations	1.031	(1.758)	0.901	1.109	1.463
Less dividends and distributions from:
Net investment income	(0.260)	(0.411)	(0.463)	(0.226)	(0.293)
Net realized gain	(0.120)	(0.369)	(0.107)	(0.267)	(0.187)
Total dividends and distributions	(0.380)	(0.780)	(0.570)	(0.493)	(0.480)
Net asset value, end of period	$11.026	$10.375	$12.913	$12.582	$11.966
Total return[2]	9.99%	(13.52% )	7.17%	9.40%	13.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$119,199	$125,899	$161,937	$161,559	$162,687
Ratio of expenses to average net assets[3]	0.50%	0.50%	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.50%	0.50%	0.49%	0.49%	0.52%
Ratio of net investment income to average net assets	2.26%	2.81%	1.99%	1.74%	2.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.26%	2.81%	1.99%	1.74%	2.11%
Portfolio turnover	30%	14%	17%	24%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-29

LVIP Structured Moderate Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Structured Moderate Allocation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.378	$14.372	$13.554	$12.950	$11.659
Income (loss) from investment operations:
Net investment income[1]	0.301	0.443	0.347	0.256	0.304
Net realized and unrealized gain (loss)	1.172	(2.359)	1.299	0.988	1.617
Total from investment operations	1.473	(1.916)	1.646	1.244	1.921
Less dividends and distributions from:
Net investment income	(0.314)	(0.572)	(0.696)	(0.317)	(0.363)
Net realized gain	(0.262)	(0.506)	(0.132)	(0.323)	(0.267)
Total dividends and distributions	(0.576)	(1.078)	(0.828)	(0.640)	(0.630)
Net asset value, end of period	$12.275	$11.378	$14.372	$13.554	$12.950
Total return[2]	13.09%	(13.15% )	12.15%	9.86%	16.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$152,040	$139,079	$156,805	$136,955	$116,658
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.20%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.20%	0.21%	0.24%
Ratio of net investment income to average net assets	2.53%	3.47%	2.38%	2.05%	2.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.53%	3.47%	2.38%	2.05%	2.37%
Portfolio turnover	41%	11%	13%	21%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-30

LVIP Structured Moderate Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Structured Moderate Allocation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.372	$14.364	$13.546	$12.945	$11.655
Income (loss) from investment operations:
Net investment income[1]	0.271	0.411	0.310	0.224	0.272
Net realized and unrealized gain (loss)	1.170	(2.358)	1.297	0.984	1.615
Total from investment operations	1.441	(1.947)	1.607	1.208	1.887
Less dividends and distributions from:
Net investment income	(0.283)	(0.539)	(0.657)	(0.284)	(0.330)
Net realized gain	(0.262)	(0.506)	(0.132)	(0.323)	(0.267)
Total dividends and distributions	(0.545)	(1.045)	(0.789)	(0.607)	(0.597)
Net asset value, end of period	$12.268	$11.372	$14.364	$13.546	$12.945
Total return[2]	12.81%	(13.38% )	11.87%	9.59%	16.28%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$549,122	$562,606	$731,672	$728,337	$738,583
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.45%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.45%	0.46%	0.49%
Ratio of net investment income to average net assets	2.28%	3.22%	2.13%	1.80%	2.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.28%	3.22%	2.13%	1.80%	2.12%
Portfolio turnover	41%	11%	13%	21%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-31

LVIP Structured Moderately Aggressive Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Structured Moderately Aggressive Allocation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.897	$14.994	$14.002	$13.483	$12.014
Income (loss) from investment operations:
Net investment income[1]	0.315	0.489	0.370	0.271	0.321
Net realized and unrealized gain (loss)	1.365	(2.487)	1.544	0.937	1.762
Total from investment operations	1.680	(1.998)	1.914	1.208	2.083
Less dividends and distributions from:
Net investment income	(0.324)	(0.635)	(0.786)	(0.337)	(0.380)
Net realized gain	(0.280)	(0.464)	(0.136)	(0.352)	(0.234)
Total dividends and distributions	(0.604)	(1.099)	(0.922)	(0.689)	(0.614)
Net asset value, end of period	$12.973	$11.897	$14.994	$14.002	$13.483
Total return[2]	14.27%	(13.13% )	13.68%	9.28%	17.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,276	$124,080	$140,459	$119,194	$103,328
Ratio of expenses to average net assets[3]	0.22%	0.21%	0.21%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.22%	0.21%	0.21%	0.21%	0.24%
Ratio of net investment income to average net assets	2.52%	3.68%	2.42%	2.13%	2.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.52%	3.68%	2.42%	2.13%	2.42%
Portfolio turnover	45%	13%	15%	22%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-32

LVIP Structured Moderately Aggressive Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Structured Moderately Aggressive Allocation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.890	$14.983	$13.993	$13.477	$12.009
Income (loss) from investment operations:
Net investment income[1]	0.283	0.456	0.331	0.238	0.288
Net realized and unrealized gain (loss)	1.361	(2.484)	1.541	0.934	1.760
Total from investment operations	1.644	(2.028)	1.872	1.172	2.048
Less dividends and distributions from:
Net investment income	(0.291)	(0.601)	(0.746)	(0.304)	(0.346)
Net realized gain	(0.280)	(0.464)	(0.136)	(0.352)	(0.234)
Total dividends and distributions	(0.571)	(1.065)	(0.882)	(0.656)	(0.580)
Net asset value, end of period	$12.963	$11.890	$14.983	$13.993	$13.477
Total return[2]	13.98%	(13.35% )	13.39%	9.01%	17.14%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$321,385	$318,469	$412,715	$407,285	$428,752
Ratio of expenses to average net assets[3]	0.47%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.47%	0.46%	0.46%	0.46%	0.49%
Ratio of net investment income to average net assets	2.27%	3.43%	2.17%	1.88%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.27%	3.43%	2.17%	1.88%	2.17%
Portfolio turnover	45%	13%	15%	22%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Allocation Funds-33

LVIP Allocation Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP Structured Conservative Allocation Fund (formerly LVIP SSGA Conservative Structured Allocation Fund), LVIP Structured Moderate Allocation Fund (formerly LVIP SSGA Moderate Structured Allocation Fund) and LVIP Structured Moderately Aggressive Allocation Fund (formerly LVIP SSGA Moderately Aggressive Structured Allocation Fund) (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in investment companies, including exchange-traded funds (“ETFs”), and mutual funds that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP SSGA Conservative Index Allocation Fund and LVIP Structured Conservative Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.
The investment objective of the LVIP SSGA Moderate Index Allocation Fund and LVIP Structured Moderate Allocation Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP SSGA Moderately Aggressive Index Allocation Fund and LVIP Structured Moderately Aggressive Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of their financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Allocation Funds-34

LVIP Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LFI receives a management fee at an annual rate of 0.15% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
LFI has contractually agreed to reimburse the LVIP SSGA Conservative Index Allocation Fund to the extent that annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LVIP SSGA Conservative Index Allocation Fund	$65,822	$75,198	$71,765	$212,785
SSGA Funds Management Inc. (“SSGA”) provides consulting services to LFI but has no management discretion over the Funds’ assets and LFI pays no compensation to SSGA under the consulting agreement.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
Administrative	$10,953	$45,043	$41,716	$11,669	$56,282	$36,250
Legal	1,793	7,376	6,832	1,909	9,209	5,933
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
Printing and mailing	$1,114	$2,414	$2,246	$864	$6,218	$4,863
LVIP Allocation Funds-35

LVIP Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
Expense reimbursement receivable due from LFI	$10,096	$—	$—	$—	$—	$—
Management fees payable to LFI	17,567	74,514	69,760	17,890	87,887	58,080
Distribution fees payable to LFD	17,682	59,409	50,099	25,029	114,781	67,121
Printing and mailing fees payable to Lincoln Life	25	147	99	53	307	—
Shareholder servicing fees payable to Lincoln Life	3,396	14,406	13,487	3,459	16,992	11,229
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2023, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
Purchases	$635,148	$1,446,367	$1,654,582	$154,954	$100,212	$195,175
Sales	462,614	759,779	514,095	412,081	1,615,262	422,607
Net realized loss	(75,239)	(163,995)	(119,974)	(30,378)	(212,837)	(72,069)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP Allocation Funds-36

LVIP Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2023, were as follows:
LVIP SSGA Conservative Index Allocation Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-86.10%@
Equity Funds-21.92%@
✧✧LVIP SSGA Mid-Cap Index Fund	$4,067,626	$574,172	$773,096	$33,447	$293,974	$4,196,123	341,648	$57,575	$240,651
✧✧LVIP SSGA S&P 500 Index Fund	22,773,006	2,369,770	5,881,785	355,882	4,180,039	23,796,912	899,660	335,719	602,948
✧✧LVIP SSGA Small-Cap Index Fund	2,698,908	290,595	549,232	(35,284)	403,050	2,808,037	90,273	35,302	29,914
Fixed Income Fund-50.03%@
✧✧LVIP SSGA Bond Index Fund	65,402,023	10,224,731	6,840,669	(1,289,288)	2,820,142	70,316,939	7,027,477	1,883,391	—
International Equity Fund-14.15%@
✧✧LVIP SSGA International Index Fund	18,873,689	1,895,455	3,412,160	320,261	2,216,800	19,894,045	1,901,553	599,378	—
Total	$113,815,252	$15,354,723	$17,456,942	$(614,982)	$9,914,005	$121,012,056		$2,911,365	$873,513

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
LVIP SSGA Moderate Index Allocation Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-84.06%@
Equity Funds-33.85%@
✧✧LVIP SSGA Mid-Cap Index Fund	$32,629,499	$4,320,542	$4,116,598	$182,049	$2,547,277	$35,562,769	2,895,519	$484,044	$1,996,590
✧✧LVIP SSGA S&P 500 Index Fund	128,958,163	11,177,140	24,084,374	1,570,614	24,744,844	142,366,387	5,382,268	1,991,697	3,531,347
✧✧LVIP SSGA Small-Cap Index Fund	21,650,060	2,111,724	3,038,031	(338,841)	3,413,346	23,798,258	765,070	296,841	248,160
Fixed Income Fund-30.00%@
✧✧LVIP SSGA Bond Index Fund	157,422,416	27,109,130	9,582,990	(1,888,785)	5,728,855	178,788,626	17,868,142	4,745,322	—
International Equity Fund-20.21%@
✧✧LVIP SSGA International Index Fund	108,143,880	9,046,788	11,639,072	535,538	14,348,123	120,435,257	11,511,686	3,597,938	—
Total	$448,804,018	$53,765,324	$52,461,065	$60,575	$50,782,445	$500,951,297		$11,115,842	$5,776,097

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
LVIP SSGA Moderately Aggressive Index Allocation Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-84.97%@
Equity Funds-37.79%@
✧✧LVIP SSGA Mid-Cap Index Fund	$34,560,401	$5,357,454	$3,841,370	$58,261	$2,827,133	$38,961,879	3,172,275	$525,817	$2,177,874
✧✧LVIP SSGA S&P 500 Index Fund	126,844,547	13,336,924	21,545,797	948,746	25,247,906	144,832,326	5,475,495	2,009,388	3,576,920
✧✧LVIP SSGA Small-Cap Index Fund	24,570,028	2,924,218	3,081,849	(457,713)	3,981,014	27,935,698	898,081	345,464	290,019
Fixed Income Fund-24.97%@
✧✧LVIP SSGA Bond Index Fund	119,123,907	24,765,052	6,868,694	(1,449,538)	4,339,223	139,909,950	13,982,605	3,683,764	—
International Equity Fund-22.21%@
✧✧LVIP SSGA International Index Fund	108,001,985	10,997,626	9,588,640	126,537	14,869,870	124,407,378	11,891,357	3,685,736	—
Total	$413,100,868	$57,381,274	$44,926,350	$(773,707)	$51,265,146	$476,047,231		$10,250,169	$6,044,813

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
LVIP Allocation Funds-37

LVIP Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Structured Conservative Allocation Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-90.16%@
Equity Funds-21.88%@
×,✧✧LVIP SSGA Small-Cap Index Fund	$2,745,947	$30,460	$2,806,563	$986,170	$(956,014)	$—	—	$—	$—
×,✧✧LVIP SSGA S&P 500 Index Fund	11,342,601	16,278	12,146,940	7,077,301	(6,289,240)	—	—	—	—
×,✧✧LVIP SSGA Mid-Cap Index Fund	2,813,036	4,069	2,897,268	602,144	(521,981)	—	—	—	—
✧✧LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	11,548,340	15,612,036	5,452,590	106,090	797,862	22,611,738	1,834,029	360,052	2,435,640
✧✧LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	2,795,782	6,930,527	2,003,723	(13,416)	775,935	8,485,105	737,322	140,754	451,177
Fixed Income Fund-50.05%@
✧✧LVIP SSGA Bond Index Fund	73,970,636	6,959,747	11,574,038	(1,621,799)	3,380,419	71,114,965	7,107,232	1,915,460	—
International Equity Funds-18.23%@
×,✧✧LVIP SSGA International Index Fund	10,458,626	14,243	11,490,640	3,491,061	(2,473,290)	—	—	—	—
✧✧LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	6,006,273	456,742	1,056,466	(111,937)	489,395	5,784,007	789,087	181,780	—
✧✧LVIP Franklin Templeton Multi-Factor International Equity Fund	10,641,808	11,519,041	3,888,159	8,258	1,839,387	20,120,335	2,500,352	832,400	—
Total	$132,323,049	$41,543,143	$53,316,387	$10,523,872	$(2,957,527)	$128,116,150		$3,430,446	$2,886,817

@ As a percentage of Net Assets as of December 31, 2023.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
✧✧ Standard Class shares.
LVIP Structured Moderate Allocation Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-90.14%@
Equity Funds-33.81%@
×,✧✧LVIP SSGA Small-Cap Index Fund	$19,754,386	$408,593	$20,362,152	$6,642,584	$(6,443,411)	$—	—	$—	$—
×,✧✧LVIP SSGA S&P 500 Index Fund	81,564,823	745,086	87,945,557	49,202,903	(43,567,255)	—	—	—	—
×,✧✧LVIP SSGA Mid-Cap Index Fund	26,976,877	70,691	27,794,406	4,578,927	(3,832,089)	—	—	—	—
✧✧LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	83,043,166	110,108,490	32,360,780	606,832	5,896,095	167,293,803	13,569,130	2,628,557	17,664,394
✧✧LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	20,108,613	56,687,677	13,240,085	(603,357)	6,802,748	69,755,596	6,061,487	1,141,963	3,635,324
Fixed Income Fund-30.01%@
✧✧LVIP SSGA Bond Index Fund	212,720,430	24,421,853	31,779,287	(5,711,241)	10,801,416	210,453,171	21,032,698	5,591,415	—
International Equity Funds-26.32%@
×,✧✧LVIP SSGA International Index Fund	71,603,963	176,728	78,740,832	21,407,940	(14,447,799)	—	—	—	—
✧✧LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	43,189,504	3,555,597	6,693,309	(1,288,148)	4,030,215	42,793,859	5,838,180	1,327,012	—
✧✧LVIP Franklin Templeton Multi-Factor International Equity Fund	72,860,192	77,963,041	21,796,674	(241,571)	12,990,231	141,775,219	17,618,394	5,782,920	—
Total	$631,821,954	$274,137,756	$320,713,082	$74,594,869	$(27,769,849)	$632,071,648		$16,471,867	$21,299,718

@ As a percentage of Net Assets as of December 31, 2023.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
✧✧ Standard Class shares.
LVIP Allocation Funds-38

LVIP Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Structured Moderately Aggressive Allocation Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.10%@
Equity Funds-37.74%@
×,✧✧LVIP SSGA Small-Cap Index Fund	$16,620,826	$398,385	$17,172,363	$5,467,163	$(5,314,011)	$—	—	$—	$—
×,✧✧LVIP SSGA S&P 500 Index Fund	55,749,638	699,373	60,334,110	33,644,369	(29,759,270)	—	—	—	—
×,✧✧LVIP SSGA Mid-Cap Index Fund	17,021,922	56,798	17,542,075	2,634,240	(2,170,885)	—	—	—	—
✧✧LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	56,759,704	77,292,649	18,638,071	312,479	4,233,287	119,960,048	9,729,909	1,873,792	12,449,065
✧✧LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	16,917,713	42,330,254	8,685,187	(592,289)	5,434,965	55,405,456	4,814,516	901,881	2,837,668
Fixed Income Fund-24.98%@
✧✧LVIP SSGA Bond Index Fund	111,817,334	15,317,010	13,785,143	(2,549,227)	5,283,154	116,083,128	11,601,352	3,064,101	—
International Equity Funds-32.38%@
×,✧✧LVIP SSGA International Index Fund	49,686,878	156,196	54,713,382	14,599,425	(9,729,117)	—	—	—	—
✧✧LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	45,410,630	4,580,336	5,713,250	(1,287,125)	4,218,052	47,208,643	6,440,470	1,455,095	—
✧✧LVIP Franklin Templeton Multi-Factor International Equity Fund	50,558,740	55,904,599	12,342,800	(170,087)	9,274,757	103,225,209	12,827,788	4,180,166	—
Total	$420,543,385	$196,735,600	$208,926,381	$52,058,948	$(18,529,068)	$441,882,484		$11,475,035	$15,286,733

@ As a percentage of Net Assets as of December 31, 2023.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
Purchases	$17,326,482	$65,094,023	$67,502,366	$43,193,248	$284,204,827	$200,265,858
Sales	18,944,312	56,645,454	48,475,490	55,212,917	329,723,590	211,281,090
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
Cost of investments	$129,420,245	$501,878,891	$459,555,066	$148,879,752	$709,007,033	$469,354,027
Aggregate unrealized appreciation of investments	$18,563,983	$117,061,132	$117,333,713	$381,485	$18,694,799	$10,567,170
Aggregate unrealized depreciation of investments	(7,328,993)	(22,210,205)	(15,598,202)	(7,063,841)	(26,239,892)	(15,068,955)
Net Unrealized Appreciation (Depreciation) of investments	$11,234,990	$94,850,927	$101,735,511	$(6,682,356)	$(7,545,093)	$(4,501,785)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions
LVIP Allocation Funds-39

LVIP Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
Investments:
Assets:
Affiliated Investment Companies	$121,012,056	$500,951,297	$476,047,231	$128,116,150	$632,071,648	$441,882,484
Unaffiliated Investment Companies	19,643,182	95,778,521	85,243,346	14,081,246	69,390,357	22,969,755
Total Investments	$140,655,238	$596,729,818	$561,290,577	$142,197,396	$701,462,005	$464,852,239
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Real Estate Investment Trusts (REITs), Non-REITs, registered investment companies (RICS) and other.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
Year ended December 31, 2023
Ordinary income	$3,273,758	$13,398,703	$11,859,583	$3,503,774	$17,534,366	$11,364,408
Long-term capital gains	1,738,720	12,946,689	14,041,273	1,364,466	13,365,565	8,931,488
Total	$5,012,478	$26,345,392	$25,900,856	$4,868,240	$30,899,931	$20,295,896
Year ended December 31, 2022
Ordinary income	$3,343,631	$13,786,450	$11,484,871	$5,374,262	$30,165,658	$20,531,889
Long-term capital gains	2,711,513	12,833,783	10,869,635	5,276,761	31,088,471	17,197,166
Total	$6,055,144	$26,620,233	$22,354,506	$10,651,023	$61,254,129	$37,729,055
LVIP Allocation Funds-40

LVIP Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Conservative Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
Undistributed ordinary income	$23,765	$21,326	$129,066	$39,312	$126,776	$47,314
Undistributed long-term capital gains	759,124	5,572,951	5,734,032	12,964,968	93,082,402	64,257,487
Other temporary differences	1	(1)	—	—	(1)	—
Net unrealized appreciation (depreciation)	11,234,990	94,850,927	101,735,511	(6,682,356)	(7,545,093)	(4,501,785)
Distributable earnings/(accumulated loss)	$12,017,880	$100,445,203	$107,598,609	$6,321,924	$85,664,084	$59,803,016
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP Structured Moderate Allocation Fund	LVIP Structured Moderately Aggressive Allocation Fund
Distributable Earnings/(Accumulated Loss)	$2	$—	$—
Paid-in capital	(2)	—	—
At December 31, 2023, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	706,309	493,645	2,364,068	1,992,882	2,790,323	1,705,266
Service Class	853,109	986,483	1,841,470	1,536,062	2,063,929	1,038,688
Shares reinvested:
Standard Class	157,938	191,730	909,695	952,538	925,053	847,537
Service Class	225,788	298,818	794,919	893,073	676,005	643,927
	1,943,144	1,970,676	5,910,152	5,374,555	6,455,310	4,235,418
Shares redeemed:
Standard Class	(736,049)	(453,771)	(2,124,082)	(1,317,594)	(2,403,346)	(774,889)
Service Class	(1,244,699)	(1,473,384)	(2,643,083)	(2,774,581)	(2,273,323)	(1,761,538)
	(1,980,748)	(1,927,155)	(4,767,165)	(4,092,175)	(4,676,669)	(2,536,427)
Net increase (decrease)	(37,604)	43,521	1,142,987	1,282,380	1,778,641	1,698,991

LVIP Allocation Funds-41

LVIP Allocation Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	LVIP Structured Conservative Allocation Fund		LVIP Structured Moderate Allocation Fund		LVIP Structured Moderately Aggressive Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	566,773	336,058	2,397,862	1,321,822	1,648,822	1,582,119
Service Class	563,558	1,386,098	1,779,068	1,878,576	1,059,936	721,368
Shares reinvested:
Standard Class	75,722	149,333	569,378	1,072,199	503,352	898,237
Service Class	369,093	874,599	1,992,855	4,322,165	1,094,017	2,287,730
	1,575,146	2,746,088	6,739,163	8,594,762	4,306,127	5,489,454
Shares redeemed:
Standard Class	(599,209)	(333,716)	(2,804,867)	(1,080,160)	(1,537,273)	(1,418,412)
Service Class	(2,256,577)	(2,666,981)	(8,483,682)	(7,667,669)	(4,147,059)	(3,769,024)
	(2,855,786)	(3,000,697)	(11,288,549)	(8,747,829)	(5,684,332)	(5,187,436)
Net increase (decrease)	(1,280,640)	(254,609)	(4,549,386)	(153,067)	(1,378,205)	302,018
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Allocation Funds-42

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP Structured Conservative Allocation Fund, LVIP Structured Moderate Allocation Fund and LVIP Structured Moderately Aggressive Allocation Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP Structured Conservative Allocation Fund (formerly LVIP SSGA Conservative Structured Allocation Fund), LVIP Structured Moderate Allocation Fund (formerly LVIP SSGA Moderate Structured Allocation Fund) and LVIP Structured Moderately Aggressive Allocation Fund (formerly LVIP SSGA Moderate Structured Allocation Fund) (collectively referred to as the “Funds”) (six of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Allocation Funds–43

LVIP Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life and Morningstar provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information, and LFI provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters.  The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund.  In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating each Fund’s performance.  These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds.  The Board considered that LFI actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
LVIP SSGA Index Allocation Funds of Funds:  LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderately Aggressive Index Allocation Fund
The Board reviewed the LVIP SSGA Conservative Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Index Allocation Composite).  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods.  The Board noted LFI’s comments that underperformance compared to the benchmark was due to the Fund’s expenses, flows via quarterly rebalancing and cash drag in the underlying funds. The Board noted LFI’s view that the Fund’s performance results were in line with LFI’s expectations. The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the LVIP SSGA Moderate Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Index Allocation Composite).  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods.
LVIP Allocation Funds-44

LVIP Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board noted LFI’s comments that underperformance compared to the benchmark was due to the Fund’s expenses, flows via quarterly rebalancing and cash drag in the underlying funds.  The Board noted LFI’s view that the Fund’s performance results were in line with LFI’s expectations.  The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the LVIP SSGA Moderately Aggressive Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Index Allocation Composite).  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, five- and ten-year periods and above the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period.  The Board noted LFI’s comments that underperformance compared to the benchmark was due to the Fund’s expenses, flows via quarterly rebalancing, and cash drag in the underlying funds.  The Board noted LFI’s view that the Fund’s performance results were in line with LFI’s expectations.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund.  The Board noted that the investment management fee for the LVIP SSGA Conservative Index Allocation Fund  was lower than the median net investment management fee of its Morningstar peer group.   The Board noted that the investment management fee for each of the LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderately Aggressive Index Allocation Fund was higher than the median net investment management fee of the Fund’s respective Morningstar peer group and that the net expense ratio (plus acquired fund fees and expenses (“AFFE”)) for each Fund was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an expense limitation for LVIP SSGA Conservative Index Allocation Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
LVIP Structured Allocation Funds of Funds:  LVIP Structured Conservative Allocation Fund, LVIP Structured Moderate Allocation Fund, LVIP Structured Moderately Aggressive Allocation Fund
The Board reviewed the LVIP Structured Conservative Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Structured Allocation Composite).  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period, below the return of the Morningstar peer group median and above the return of the benchmark index for the three-year period and below the return of the Morningstar peer group median and the benchmark index for the five- and ten-year periods.  The Board considered that the Fund’s strategy was modified in April 2023 to invest in underlying funds that employ a passive investment style, funds that employ a multi-factor strategy and exchange-traded funds.  The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the LVIP Structured Moderate Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Structured Allocation Composite).  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three-year period and below the return of the Morningstar peer group median and the benchmark index for the five- and ten-year periods.  The Board considered that the Fund’s strategy was modified in April 2023 to invest in underlying funds that employ a passive investment style, funds that employ a multi-factor strategy and exchange-traded funds.  The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the LVIP Structured Moderately Aggressive Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Structured Allocation Composite).  The Board noted that the Fund’s total return was the same as the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three-year period and below the return of the Morningstar peer group median and the benchmark index for the five- and ten-year periods.  The Board considered that the Fund’s strategy was modified in April 2023 to invest in underlying funds that employ a passive investment style, funds that employ a multi-factor strategy and exchange-traded funds.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund.  The Board noted that the investment management fee for the LVIP Structured Conservative Allocation Fund was lower than the median net investment management fee of the Morningstar peer group. The Board noted that the investment management fee for the LVIP Structured Moderate Allocation Fund was the same as the median net investment management fee of the Morningstar peer group.  The Board noted that the investment management fee for the LVIP Structured Moderately Aggressive Allocation Fund was higher than the median net investment fee of the Morningstar peer group
LVIP Allocation Funds-45

LVIP Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
median and that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was the same as the net expense ratio (including AFFE) of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds, for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP Allocation Funds-46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Allocation Funds-47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Allocation Funds-48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Allocation Funds-49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Allocation Funds-50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Allocation Funds-51

LVIP SSGA Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Bond Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Bond Index Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 5.30% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned 5.53%.
Bond markets in 2023 rebounded after a dismal 2022, with all major global bond indices posting positive returns. Despite the positive performance, markets were fairy volatile throughout the year with March’s banking crisis, continued rate hikes amid inflation concerns, and geopolitical issues all weighing heavily on investor’s minds. Returns were muted the first three quarters of the year, only to be boosted by a strong bond rally in the fourth quarter as the U.S. Federal Reserve (“the Fed”) signaled an end to their long-winded hiking cycle.
Ten-year U.S. Treasury yields ended the year at 3.88%, 15 bps higher than the start of the year, but more notably, one full percentage point lower than peak rates seen in October. The curve inversion that first appeared in June 2022 eased by 26 bps from the start of the year to end at -37 bps, after troughing at -108bps at the height of the banking crisis in March. Credit spreads mirrored the late-year optimism seen in U.S Treasuries, with investment grade option-adjusted spread starting the year at 1.32%, widening to 1.63% during the bank crisis, and ending the year tighter at 0.99%.
Core inflation measures were still the main concern for investors over one year after the Fed commenced its aggressive policy path. The Fed raised rates an additional 100 bps in 2023, before pausing at the September Federal Open Market Committee (“FOMC”) meeting. Taking what economists have termed a “hawkish pause” at the June FOMC meeting, bringing interest rates to a 5.50% upper bound. Consumer Price Index readings declined steadily throughout the year in response to the rate hikes, and November’s reading came to just 3.1% (vs. 4.1% at the start of the year). Despite overall inflation cooling, certain pockets of the economy were still strong in 2023, seemingly unfazed by the Fed’s hiking. Notably, the job market has remained resilient, with unemployment ending the year at 3.77%, just 0.2% higher than the start of the year. Gross Domestic Product likewise outpaced expectations in 2023, leading investors to be cautiously optimistic that the Fed will be able to achieve their goal of a soft landing.
Any small deviations in performance can be attributed to misweights due to our sampling process as well as effects from trading.
As this is an indexed fund, primary factors that affected markets also affected the Fund’s performance. Improving investor sentiment despite ongoing inflation concerns and the Fed’s response to higher data prints were the primary drivers of Fund performance during the reporting period. In an effort to bring down inflationary pressures that have lingered from the 2020 Covid-19 market meltdown, the Fed embarked on an aggressive quantitative tightening cycle in early 2022 that continued into the third quarter of 2023. U.S. Treasury yields were volatile throughout the year, resulting in muted returns for the first three quarters. In the fourth quarter, the Fed signaled that their quantitative tightening may have been enough to quell inflation, leading to a bond rally as investors anticipated interest rate cuts in 2024. We believe that markets are cautiously optimistic that the Fed will be successful in their bid for a soft landing, or bringing down inflation without causing large economic disruption.
Portfolio Managers:
SSGA Funds Management, Inc.:
 Marc Di Cosimo
Michael Pryzgoda
Cynthia Moy
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Bond Index Fund - Service Class
Bloomberg U.S. Aggregate Bond Index
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
12/31/13
12/31/23
$11,965
$11,592
$11,306

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Bond Index Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,592 for the Standard Class shares and to $11,306 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,965. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP SSGA Bond Index Fund-1

LVIP SSGA Bond Index Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 5.30%
Five Years	+ 0.78%
Ten Years	+ 1.49%
Service Class Shares
One Year	+ 5.03%
Five Years	+ 0.52%
Ten Years	+ 1.23%
1 The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP SSGA Bond Index Fund-2

LVIP SSGA Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,030.70	0.37%	$1.89
Service Class Shares	1,000.00	1,029.40	0.62%	3.17
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.37%	$1.89
Service Class Shares	1,000.00	1,022.10	0.62%	3.16

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA Bond Index Fund-3

LVIP SSGA Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Commercial Mortgage-Backed Securities	0.83%
Agency Mortgage-Backed Securities	26.43%
Agency Obligations	0.96%
Corporate Bonds	25.37%
Advertising	0.04%
Aerospace & Defense	0.46%
Agriculture	0.34%
Airlines	0.07%
Apparel	0.06%
Auto Manufacturers	0.54%
Auto Parts & Equipment	0.03%
Banks	5.66%
Beverages	0.51%
Biotechnology	0.33%
Building Materials	0.14%
Chemicals	0.38%
Coal	0.00%
Commercial Services	0.29%
Computers	0.55%
Cosmetics & Personal Care	0.19%
Distribution/Wholesale	0.01%
Diversified Financial Services	0.89%
Electric	2.13%
Electrical Components & Equipment	0.03%
Electronics	0.15%
Engineering & Construction	0.01%
Entertainment	0.08%
Environmental Control	0.09%
Food	0.38%
Forest Products & Paper	0.03%
Gas	0.17%
Hand Machine Tools	0.03%
Health Care Products	0.25%
Health Care Services	0.76%
Home Builders	0.02%
Home Furnishings	0.02%
Household Products Wares	0.06%
Insurance	0.75%
Internet	0.45%
Investment Companies	0.17%
Iron & Steel	0.07%
Leisure Time	0.00%
Lodging	0.05%
Machinery Construction & Mining	0.08%
Machinery Diversified	0.20%
Media	0.75%
Metal Fabricate & Hardware	0.02%
Mining	0.16%
Miscellaneous Manufacturing	0.12%
Office Business Equipment	0.02%
Oil & Gas	0.89%
Oil & Gas Services	0.08%
Packaging & Containers	0.06%
Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	1.33%
Pipelines	0.83%
Private Equity	0.03%
Real Estate	0.01%
Real Estate Investment Trusts	0.98%
Retail	0.72%
Semiconductors	0.57%
Software	0.67%
Telecommunications	1.07%
Toys Games Hobbies	0.01%
Transportation	0.51%
Trucking & Leasing	0.03%
Water	0.04%
Municipal Bonds	0.58%
Non-Agency Asset-Backed Securities	0.43%
Non-Agency Collateralized Mortgage Obligation	0.01%
Non-Agency Commercial Mortgage-Backed Securities	0.86%
Regional Bonds	0.21%
Sovereign Bonds	1.33%
Supranational Banks	1.37%
U.S. Treasury Obligations	40.88%
Money Market Fund	1.19%
Total Investments	100.45%
Liabilities Net of Receivables and Other Assets	(0.45%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	69.61%
AAA	3.78%
AA	4.48%
A	11.99%
BBB	10.12%
Non-Rated	0.02%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP SSGA Bond Index Fund-4

LVIP SSGA Bond Index Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.83%
Fannie Mae-Aces
•Series 2017-M15 ATS2 3.15% 11/25/27	425,288	$406,761
•Series 2017-M3 A2 2.47% 12/25/26	593,542	560,607
•Series 2017-M8 A2 3.06% 5/25/27	276,755	264,177
•Series 2018-M1 A2 2.99% 12/25/27	128,955	123,040
Series 2020-M42 A2 1.27% 7/25/30	960,000	787,879
•Series 2020-M53 A2 1.69% 11/25/32	1,000,000	799,290
Series 2020-M8 A2 1.82% 2/25/30	142,441	123,177
•Series 2021-M1 A2 1.39% 11/25/30	131,250	107,969
•Series 2022-M1 A2 1.67% 10/25/31	500,000	403,218
•Series 2022-M3 A2 1.71% 11/25/31	1,000,000	814,010
•Fannie Mae-Aces REMIC Series 2022-M13 A2 2.59% 6/25/32	500,000	428,968
Freddie Mac Multifamily Structured Pass Through Certificates
♦Series K060 A2 3.30% 10/25/26	1,000,000	969,111
♦Series K067 AM 3.28% 8/25/27	800,000	762,518
♦•Series K069 A2 3.19% 9/25/27	1,400,000	1,343,857
♦Series K072 A2 3.44% 12/25/27	1,270,000	1,227,023
♦Series K089 A2 3.56% 1/25/29	714,286	687,504
♦Series K098 A2 2.43% 8/25/29	350,000	316,147
♦Series K102 A2 2.54% 10/25/29	1,000,000	905,759
♦Series K105 A2 1.87% 1/25/30	250,000	216,624
♦Series K108 A2 1.52% 3/25/30	222,222	188,142
♦Series K109 A2 1.56% 4/25/30	200,000	169,153
♦Series K110 A2 1.48% 4/25/30	160,714	135,415
♦Series K111 A2 1.35% 5/25/30	600,000	499,599
♦Series K113 A2 1.34% 6/25/30	500,000	415,212
♦Series K115 A2 1.38% 6/25/30	2,383,333	1,979,337
♦Series K117 A2 1.41% 8/25/30	750,000	621,354
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Multifamily Structured Pass Through Certificates (continued)
♦Series K121 A2 1.55% 10/25/30	400,000	$332,673
♦Series K123 A2 1.62% 12/25/30	350,000	291,780
♦Series K126 A2 2.07% 1/25/31	400,000	343,402
♦Series K140 A2 2.25% 1/25/32	1,000,000	851,716
♦Series K-1515 A2 1.94% 2/25/35	351,000	260,902
♦Series K-1519 A2 2.01% 12/25/35	250,000	186,715
♦•Series K-159 A2 4.50% 7/25/33	487,500	487,551
♦Series K734 A2 3.21% 2/25/26	500,000	485,594
♦Series K737 A2 2.53% 10/25/26	1,500,000	1,425,686
♦Series K741 A2 1.60% 12/25/27	400,000	360,633
♦Series K752 A2 4.28% 7/25/30	500,000	495,073
Total Agency Commercial Mortgage-Backed Securities (Cost $23,490,806)		20,777,576
AGENCY MORTGAGE-BACKED SECURITIES–26.43%
Fannie Mae S.F. 15 yr
1.50% 7/1/36	3,803,451	3,314,009
1.50% 3/1/37	6,351,224	5,516,076
1.50% 4/1/37	1,797,637	1,561,644
2.00% 9/1/35	2,242,629	2,023,088
2.00% 11/1/35	3,819,709	3,438,590
2.00% 12/1/35	2,854,768	2,575,234
2.00% 2/1/36	2,459,282	2,215,667
2.00% 6/1/36	4,392,544	3,945,180
2.00% 12/1/36	5,638,309	5,053,167
2.00% 5/1/37	1,383,837	1,240,222
2.50% 10/1/27	164,686	158,581
2.50% 3/1/28	314,313	301,896
2.50% 4/1/28	507,214	487,089
2.50% 7/1/28	119,713	114,782
2.50% 9/1/28	198,634	190,455
2.50% 10/1/28	111,447	106,796
2.50% 2/1/30	390,587	371,077
2.50% 5/1/30	157,704	149,635
2.50% 2/1/31	957,892	905,722
2.50% 7/1/31	430,696	406,937
2.50% 10/1/31	452,899	427,268
2.50% 6/1/32	1,192,622	1,126,326
2.50% 12/1/32	477,418	448,442
2.50% 2/1/35	1,851,338	1,717,036
2.50% 8/1/35	911,659	846,039
LVIP SSGA Bond Index Fund-5

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
3.00% 11/1/26	225,825	$219,812
3.00% 6/1/27	65,013	63,134
3.00% 8/1/27	124,975	121,277
3.00% 9/1/27	519,223	503,792
3.00% 10/1/27	88,919	86,208
3.00% 12/1/27	26,972	26,139
3.00% 8/1/29	467,499	450,616
3.00% 4/1/30	259,231	249,553
3.00% 5/1/30	473,644	459,456
3.00% 6/1/30	365,618	351,978
3.00% 12/1/30	247,613	238,082
3.00% 10/1/32	354,670	338,707
3.00% 8/1/34	566,913	537,681
3.50% 11/1/25	35,501	34,625
3.50% 12/1/25	89,180	86,981
3.50% 12/1/26	78,501	76,871
3.50% 10/1/29	426,785	416,339
3.50% 4/1/32	147,468	143,520
3.50% 7/1/32	87,989	85,599
3.50% 6/1/33	210,070	207,269
4.00% 4/1/24	628	623
4.00% 5/1/24	1,377	1,366
4.00% 6/1/24	2,913	2,887
4.00% 7/1/24	1,362	1,347
4.00% 10/1/24	110	109
4.00% 12/1/24	7,035	6,937
4.00% 1/1/25	11,710	11,547
4.00% 3/1/25	14,869	14,620
4.00% 5/1/25	2,557	2,537
4.00% 7/1/25	67	66
4.00% 8/1/25	549	541
4.00% 9/1/25	10,916	10,721
4.00% 10/1/25	9,896	9,711
4.00% 1/1/26	319	313
4.00% 3/1/26	34,033	33,416
4.00% 5/1/26	483	474
4.00% 7/1/26	20,131	19,771
4.00% 3/1/31	65,645	64,758
4.00% 1/1/38	274,190	269,008
4.50% 3/1/24	16	16
4.50% 4/1/24	222	221
4.50% 5/1/24	681	677
4.50% 7/1/24	1,705	1,695
4.50% 8/1/24	5,088	5,060
4.50% 11/1/24	4,578	4,552
4.50% 4/1/25	5,497	5,466
4.50% 5/1/25	575	572
4.50% 6/1/25	274	273
4.50% 5/1/38	269,001	267,508
5.00% 3/1/25	380	383
5.00% 6/1/25	3	3
Fannie Mae S.F. 15 yr TBA
3.50% 1/1/39	600,000	577,570
4.00% 1/1/39	300,000	294,328
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr TBA (continued)
4.50% 1/1/39	400,000	$398,000
5.00% 1/1/39	475,000	477,820
Fannie Mae S.F. 20 yr
1.50% 12/1/41	2,581,314	2,139,192
2.00% 8/1/40	582,150	501,157
2.00% 10/1/40	654,553	563,485
2.00% 11/1/40	4,683,756	4,032,097
2.00% 1/1/41	2,152,852	1,853,299
2.00% 2/1/41	732,548	630,616
2.00% 11/1/41	2,515,918	2,163,330
2.50% 2/1/40	404,944	362,910
2.50% 6/1/40	421,971	376,081
2.50% 8/1/40	984,220	876,367
2.50% 4/1/41	314,352	279,878
3.00% 11/1/34	267,601	250,871
3.00% 12/1/34	185,705	174,095
3.00% 2/1/35	361,653	339,839
3.00% 3/1/36	155,950	145,678
3.00% 11/1/36	751,962	699,964
3.00% 9/1/37	398,118	369,231
3.50% 7/1/34	1,101,381	1,056,762
3.50% 2/1/37	464,595	443,237
4.00% 9/1/35	91,882	89,775
4.00% 10/1/35	152,064	148,555
4.00% 1/1/37	220,578	215,565
Fannie Mae S.F. 30 yr
1.50% 11/1/51	5,067,148	3,946,958
2.00% 8/1/50	11,492,460	9,496,809
2.00% 1/1/51	10,551,882	8,673,005
2.00% 2/1/51	5,909,996	4,853,760
2.00% 4/1/51	14,280,505	11,724,568
2.00% 7/1/51	9,726,886	7,972,995
2.00% 10/1/51	11,133,053	9,115,027
2.00% 11/1/51	6,176,915	5,055,980
2.00% 1/1/52	7,172,752	5,869,946
2.00% 3/1/52	4,974,169	4,065,469
2.50% 11/1/49	4,434,575	3,806,905
2.50% 7/1/50	3,125,173	2,680,561
2.50% 4/1/51	11,026,254	9,422,447
2.50% 7/1/51	8,344,669	7,113,959
2.50% 8/1/51	6,512,995	5,545,686
2.50% 9/1/51	1,757,854	1,495,403
2.50% 10/1/51	7,936,697	6,755,591
2.50% 1/1/52	4,807,402	4,137,164
2.50% 3/1/52	7,840,993	6,673,555
3.00% 9/1/42	352,383	323,615
3.00% 10/1/42	1,044,130	959,855
3.00% 11/1/42	624,288	574,032
3.00% 12/1/42	672,016	617,641
3.00% 1/1/43	468,238	430,542
3.00% 3/1/43	868,874	798,557
3.00% 4/1/43	624,219	573,702
3.00% 6/1/43	1,652,215	1,518,483
3.00% 7/1/43	943,128	866,797
LVIP SSGA Bond Index Fund-6

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 8/1/43	1,064,061	$977,964
3.00% 9/1/45	642,727	587,571
3.00% 11/1/45	1,147,285	1,048,818
3.00% 9/1/46	1,416,880	1,287,955
3.00% 10/1/46	919,122	834,164
3.00% 11/1/46	1,015,928	922,755
3.00% 12/1/46	1,038,631	942,625
3.00% 1/1/47	935,798	847,948
3.00% 9/1/47	359,525	324,064
3.00% 2/1/48	1,224,772	1,116,613
3.00% 12/1/49	4,811,641	4,303,764
3.00% 2/1/50	2,136,840	1,914,598
3.00% 7/1/50	1,852,230	1,652,279
3.00% 1/1/51	4,205,308	3,781,447
3.00% 2/1/52	2,029,311	1,806,023
3.00% 5/1/52	2,302,490	2,036,315
3.50% 10/1/40	167,965	160,505
3.50% 12/1/40	101,435	96,220
3.50% 2/1/41	168,463	159,941
3.50% 8/1/42	178,069	168,279
3.50% 9/1/42	609,480	576,108
3.50% 10/1/42	995,165	936,015
3.50% 11/1/42	317,377	306,818
3.50% 1/1/43	883,862	829,867
3.50% 2/1/43	144,406	136,316
3.50% 7/1/43	1,183,499	1,112,833
3.50% 10/1/44	483,806	452,280
3.50% 1/1/45	326,379	306,016
3.50% 2/1/45	1,488,000	1,406,870
3.50% 5/1/45	600,716	560,640
3.50% 8/1/45	723,347	675,087
3.50% 11/1/45	895,972	836,191
3.50% 2/1/46	1,734,055	1,618,353
3.50% 5/1/46	371,878	347,063
3.50% 6/1/46	150,872	141,386
3.50% 2/1/47	507,708	473,827
3.50% 3/1/47	345,620	322,556
3.50% 5/1/47	657,201	613,351
3.50% 7/1/47	1,364,261	1,284,302
3.50% 9/1/47	317,958	296,738
3.50% 10/1/47	761,947	710,190
3.50% 12/1/47	652,712	608,763
3.50% 1/1/48	764,736	713,696
3.50% 2/1/48	424,946	396,583
3.50% 6/1/48	810,023	755,955
3.50% 11/1/48	602,617	562,416
3.50% 6/1/49	2,163,259	2,018,995
3.50% 8/1/49	2,213,679	2,060,262
3.50% 6/1/50	569,240	529,589
3.50% 5/1/52	547,079	508,920
4.00% 1/1/39	10,329	10,082
4.00% 2/1/39	10,690	10,426
4.00% 3/1/39	564	550
4.00% 4/1/39	39,770	38,785
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 6/1/39	32,718	$31,907
4.00% 8/1/39	129,986	126,850
4.00% 9/1/39	174,904	170,569
4.00% 11/1/39	9,814	9,570
4.00% 12/1/39	195,133	190,300
4.00% 1/1/40	64,754	63,149
4.00% 5/1/40	84,132	82,047
4.00% 8/1/40	23,986	23,388
4.00% 9/1/40	40,042	39,045
4.00% 10/1/40	154,030	150,213
4.00% 11/1/40	220,755	215,132
4.00% 12/1/40	364,895	355,825
4.00% 1/1/41	669,644	652,599
4.00% 2/1/41	243,736	237,646
4.00% 3/1/41	3,452	3,358
4.00% 4/1/41	79,158	77,064
4.00% 5/1/41	398,053	387,614
4.00% 9/1/41	76,337	74,271
4.00% 10/1/41	32,788	31,915
4.00% 11/1/41	83,726	81,479
4.00% 12/1/41	2,856	2,782
4.00% 1/1/42	2,721	2,648
4.00% 10/1/43	1,025,714	996,099
4.00% 12/1/43	279,925	272,089
4.00% 7/1/44	332,421	320,749
4.00% 9/1/44	350,032	337,710
4.00% 10/1/44	532,163	514,183
4.00% 3/1/45	508,507	484,227
4.00% 7/1/45	533,337	514,174
4.00% 9/1/45	1,382,611	1,328,881
4.00% 4/1/46	279,057	269,030
4.00% 7/1/46	118,445	114,189
4.00% 11/1/46	905,986	873,428
4.00% 4/1/47	536,015	516,835
4.00% 9/1/47	276,424	265,762
4.00% 12/1/47	1,065,212	1,028,570
4.00% 1/1/48	315,520	303,919
4.00% 2/1/48	676,273	651,267
4.00% 5/1/48	168,031	161,801
4.00% 6/1/48	1,376,590	1,323,505
4.00% 7/1/48	416,844	401,560
4.00% 5/1/49	634,429	608,501
4.00% 8/1/49	1,893,453	1,817,962
4.00% 7/1/52	1,242,069	1,184,802
4.00% 8/1/52	1,667,177	1,590,845
4.00% 10/1/52	3,621,014	3,424,887
4.50% 8/1/33	4,790	4,801
4.50% 1/1/34	4,191	4,201
4.50% 9/1/35	15,098	15,128
4.50% 2/1/38	2,237	2,231
4.50% 4/1/38	12,810	12,634
4.50% 7/1/38	13,925	13,896
4.50% 11/1/38	25,433	25,369
4.50% 2/1/39	76,575	76,431
LVIP SSGA Bond Index Fund-7

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 3/1/39	50,093	$50,008
4.50% 4/1/39	240,943	240,502
4.50% 5/1/39	134,549	134,348
4.50% 6/1/39	25,096	24,965
4.50% 7/1/39	84,797	84,681
4.50% 9/1/39	78,609	78,443
4.50% 1/1/40	215,476	215,065
4.50% 2/1/40	373,174	372,557
4.50% 5/1/40	166,840	166,194
4.50% 6/1/40	101,711	101,579
4.50% 8/1/40	46,052	45,901
4.50% 9/1/40	97,053	96,928
4.50% 10/1/40	536,013	535,369
4.50% 11/1/40	67,956	67,804
4.50% 2/1/41	272,811	272,475
4.50% 4/1/41	5,939	5,879
4.50% 5/1/41	485,098	483,605
4.50% 1/1/42	572,208	571,470
4.50% 9/1/43	242,274	240,466
4.50% 10/1/44	42,480	42,233
4.50% 9/1/47	352,625	348,794
4.50% 11/1/47	318,106	314,454
4.50% 8/1/48	637,768	627,166
4.50% 11/1/48	378,378	372,256
4.50% 12/1/48	450,044	443,486
4.50% 7/1/52	1,778,420	1,724,459
4.50% 8/1/52	5,129,544	4,973,900
4.50% 2/1/53	561,035	544,012
4.50% 3/1/53	967,953	938,583
5.00% 9/1/33	31,742	32,238
5.00% 4/1/34	119,227	121,152
5.00% 7/1/34	81,176	82,485
5.00% 11/1/34	39,249	39,881
5.00% 4/1/35	23,164	23,538
5.00% 6/1/35	39,259	39,893
5.00% 7/1/35	469,946	477,526
5.00% 9/1/35	11,776	11,966
5.00% 10/1/35	28,648	29,111
5.00% 12/1/35	139,625	141,880
5.00% 2/1/36	307,108	312,068
5.00% 3/1/36	17,816	18,104
5.00% 11/1/36	7,413	7,533
5.00% 4/1/38	36,043	36,625
5.00% 7/1/38	4,735	4,811
5.00% 8/1/39	108,940	110,703
5.00% 12/1/39	33,204	33,742
5.00% 1/1/40	116,904	118,798
5.00% 7/1/40	237,806	241,662
5.00% 9/1/40	80,989	82,303
5.00% 6/1/41	139,335	141,590
5.00% 10/1/52	656,466	657,043
5.00% 4/1/53	473,381	468,538
5.00% 6/1/53	2,858,576	2,828,014
5.00% 10/1/53	1,628,492	1,611,081
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 11/1/33	9,494	$9,776
5.50% 1/1/34	17,916	18,450
5.50% 5/1/34	38,257	39,002
5.50% 7/1/34	19,047	19,614
5.50% 10/1/34	42,308	43,569
5.50% 9/1/35	22,169	22,829
5.50% 10/1/35	8,626	8,883
5.50% 12/1/35	23,957	24,672
5.50% 1/1/36	113,634	117,020
5.50% 4/1/36	242,743	249,780
5.50% 8/1/36	89,358	91,793
5.50% 1/1/37	53,014	54,186
5.50% 3/1/37	18,944	19,509
5.50% 5/1/37	29,289	30,154
5.50% 6/1/37	5,913	6,089
5.50% 8/1/37	10,770	11,091
5.50% 11/1/37	513	528
5.50% 12/1/37	74	76
5.50% 1/1/38	451,861	465,338
5.50% 2/1/38	8,584	8,831
5.50% 5/1/38	41,793	43,041
5.50% 6/1/38	2,446	2,519
5.50% 7/1/38	15,843	16,315
5.50% 10/1/38	8,604	8,861
5.50% 1/1/39	48,555	49,942
5.50% 5/1/39	81,585	84,021
5.50% 6/1/39	86,334	88,913
5.50% 10/1/39	34,782	35,820
5.50% 7/1/41	69,373	71,445
5.50% 12/1/52	661,182	669,240
5.50% 2/1/53	675,285	685,149
5.50% 5/1/53	2,373,134	2,382,728
5.50% 7/1/53	967,905	982,432
5.50% 9/1/53	3,414,575	3,428,380
5.50% 10/1/53	3,384,935	3,398,925
6.00% 12/1/35	24,693	25,648
6.00% 2/1/36	11,038	11,530
6.00% 6/1/36	8,503	8,882
6.00% 7/1/36	31,388	32,806
6.00% 8/1/36	17,840	18,580
6.00% 9/1/36	25,235	26,284
6.00% 10/1/36	12,648	13,139
6.00% 11/1/36	1,402	1,465
6.00% 1/1/37	24,862	25,964
6.00% 2/1/37	73,228	76,492
6.00% 3/1/37	16,042	16,632
6.00% 4/1/37	3,001	3,084
6.00% 5/1/37	21,959	22,939
6.00% 6/1/37	17,488	18,269
6.00% 8/1/37	30,480	31,799
6.00% 9/1/37	52,997	55,353
6.00% 10/1/37	39,883	41,649
6.00% 11/1/37	17,511	18,243
6.00% 1/1/38	6,596	6,922
LVIP SSGA Bond Index Fund-8

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 4/1/38	1,567	$1,625
6.00% 5/1/38	25,137	26,227
6.00% 6/1/38	11,456	11,879
6.00% 8/1/38	14,716	15,118
6.00% 9/1/38	12,350	12,799
6.00% 10/1/38	4,498	4,670
6.00% 11/1/38	5,397	5,630
6.00% 12/1/38	132,023	137,913
6.00% 4/1/40	94,744	98,887
6.00% 6/1/40	174,092	181,857
6.00% 1/1/53	1,354,656	1,376,162
6.00% 5/1/53	1,168,985	1,186,945
6.00% 7/1/53	951,626	975,641
6.50% 3/1/32	272	283
6.50% 7/1/36	15,540	16,163
6.50% 9/1/36	16,195	16,891
6.50% 11/1/36	13,174	13,944
6.50% 9/1/37	3,197	3,384
6.50% 10/1/37	30,609	32,017
6.50% 2/1/38	21,332	22,512
6.50% 3/1/38	89,047	94,003
6.50% 5/1/38	17,791	18,770
6.50% 7/1/38	81,813	85,610
7.00% 8/1/39	24,657	25,439
Fannie Mae S.F. 30 yr TBA
4.50% 1/1/54	1,500,000	1,453,945
5.00% 1/1/54	1,275,000	1,261,354
5.50% 1/1/54	2,425,000	2,435,230
6.00% 1/1/54	3,350,000	3,401,297
6.50% 1/1/54	2,175,000	2,228,780
7.00% 1/1/54	950,000	979,836
Freddie Mac S.F. 15 yr
1.50% 2/1/37	4,150,106	3,604,103
1.50% 4/1/37	840,925	730,822
2.00% 2/1/37	1,942,908	1,752,637
2.50% 4/1/28	17,036	16,228
2.50% 7/1/28	86,868	82,680
2.50% 9/1/28	425,142	406,376
2.50% 10/1/28	521,756	500,697
2.50% 1/1/31	470,061	445,078
2.50% 5/1/31	180,048	170,150
2.50% 6/1/31	658,103	622,675
2.50% 12/1/31	704,315	665,378
2.50% 12/1/32	430,983	405,367
3.00% 11/1/26	288,515	281,339
3.00% 2/1/27	29,525	28,734
3.00% 3/1/27	51,484	49,396
3.00% 4/1/27	102,063	98,482
3.00% 11/1/27	41,649	40,608
3.00% 2/1/29	276,132	266,679
3.00% 4/1/30	622,511	600,073
3.00% 12/1/30	746,662	717,700
3.00% 5/1/31	354,770	340,548
3.00% 2/1/32	338,734	324,575
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
3.00% 5/1/32	206,212	$197,360
3.00% 11/1/32	380,192	363,359
3.50% 12/1/25	77,915	76,097
3.50% 3/1/26	71,426	70,253
3.50% 10/1/27	78,468	76,995
3.50% 2/1/30	57,895	56,413
3.50% 4/1/32	154,199	150,239
4.00% 8/1/24	1,791	1,780
4.00% 2/1/25	5,611	5,530
4.00% 7/1/25	18,228	18,027
4.00% 4/1/26	56,795	56,100
4.50% 6/1/24	50	50
4.50% 7/1/24	2,776	2,763
4.50% 8/1/24	1,030	1,025
4.50% 11/1/24	4,547	4,527
4.50% 5/1/25	1,299	1,293
5.00% 3/1/25	329	331
Freddie Mac S.F. 20 yr
2.50% 1/1/42	1,251,890	1,106,691
3.00% 4/1/36	423,078	395,575
3.00% 2/1/37	355,209	330,967
3.00% 5/1/42	710,736	642,674
Freddie Mac S.F. 30 yr
1.50% 2/1/51	7,244,176	5,652,518
1.50% 10/1/51	2,795,488	2,178,635
1.50% 11/1/51	2,734,316	2,130,260
2.00% 10/1/50	5,666,627	4,658,641
2.00% 11/1/50	6,316,034	5,194,758
2.00% 1/1/51	5,761,778	4,737,738
2.00% 2/1/51	7,748,578	6,362,168
2.00% 9/1/51	6,658,913	5,442,181
2.00% 11/1/51	10,809,740	8,845,850
2.00% 2/1/52	8,375,284	6,844,916
2.00% 3/1/52	5,465,433	4,466,114
2.50% 7/1/50	4,775,570	4,096,531
2.50% 8/1/50	3,848,694	3,297,074
2.50% 10/1/50	4,209,942	3,602,854
2.50% 11/1/50	3,933,308	3,365,893
2.50% 6/1/51	3,711,990	3,157,114
2.50% 9/1/51	7,464,770	6,356,240
2.50% 10/1/51	6,220,733	5,296,190
2.50% 11/1/51	5,573,439	4,743,674
2.50% 12/1/51	6,463,017	5,500,622
2.50% 4/1/52	24,307	20,772
3.00% 10/1/42	644,888	595,405
3.00% 1/1/43	1,672,198	1,539,030
3.00% 3/1/43	804,411	740,350
3.00% 4/1/43	986,011	910,835
3.00% 7/1/43	399,753	367,913
3.00% 8/1/43	165,166	152,011
3.00% 10/1/43	598,135	550,498
3.00% 4/1/46	336,826	306,682
3.00% 7/1/46	2,541,127	2,314,963
3.00% 11/1/46	918,505	832,613
LVIP SSGA Bond Index Fund-9

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
3.00% 1/1/47	1,141,095	$1,035,329
3.00% 2/1/47	2,221,045	2,013,714
3.00% 12/1/47	96,745	87,252
3.00% 10/1/49	677,026	606,441
3.00% 1/1/50	2,019,141	1,804,251
3.00% 2/1/50	2,615,609	2,340,473
3.00% 4/1/50	1,388,509	1,240,799
3.00% 2/1/52	2,468,621	2,196,669
3.00% 3/1/52	2,247,740	1,988,717
3.00% 8/1/52	640,822	566,659
3.50% 10/1/41	670,249	635,809
3.50% 2/1/42	454,020	430,506
3.50% 5/1/42	561,505	531,493
3.50% 10/1/42	560,616	530,187
3.50% 2/1/43	526,755	500,124
3.50% 5/1/43	414,150	390,125
3.50% 8/1/43	925,964	870,146
3.50% 2/1/44	204,384	191,959
3.50% 3/1/44	15,281	14,336
3.50% 6/1/44	208,275	195,184
3.50% 8/1/44	244,017	228,427
3.50% 11/1/44	428,904	400,837
3.50% 1/1/45	545,456	509,756
3.50% 7/1/45	732,222	687,148
3.50% 10/1/45	524,703	490,356
3.50% 12/1/45	405,788	380,420
3.50% 1/1/46	705,343	659,175
3.50% 3/1/46	358,289	334,057
3.50% 5/1/46	263,922	246,646
3.50% 6/1/46	605,651	566,004
3.50% 12/1/46	797,801	745,573
3.50% 2/1/47	603,312	563,815
3.50% 3/1/47	329,845	308,251
3.50% 10/1/47	234,542	219,392
3.50% 11/1/47	338,216	316,073
3.50% 12/1/47	781,881	730,689
3.50% 2/1/48	744,337	695,597
3.50% 5/1/48	295,208	275,469
3.50% 8/1/49	192,878	179,248
3.50% 9/1/49	1,753,470	1,644,090
3.50% 12/1/49	737,874	686,759
3.50% 3/1/50	216,162	201,185
3.50% 9/1/52	1,813,837	1,663,401
4.00% 5/1/39	53,524	52,270
4.00% 2/1/40	21,997	21,319
4.00% 5/1/40	26,429	25,771
4.00% 8/1/40	9,278	9,061
4.00% 9/1/40	66,146	64,596
4.00% 10/1/40	270,215	263,884
4.00% 11/1/40	608,899	594,511
4.00% 12/1/40	382,736	373,749
4.00% 2/1/41	333,494	325,677
4.00% 12/1/41	437,949	424,509
4.00% 1/1/42	39,522	39,249
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.00% 3/1/42	29,907	$29,171
4.00% 4/1/42	524,070	510,708
4.00% 6/1/42	2,465	2,402
4.00% 5/1/44	561,537	543,544
4.00% 9/1/44	165,637	159,909
4.00% 4/1/45	529,571	511,254
4.00% 10/1/45	260,987	251,959
4.00% 11/1/45	108,389	104,640
4.00% 1/1/46	305,810	295,233
4.00% 2/1/46	247,730	236,558
4.00% 2/1/47	141,890	136,980
4.00% 9/1/47	1,068,190	1,030,787
4.00% 11/1/47	144,317	139,614
4.00% 12/1/47	313,894	302,774
4.00% 1/1/48	146,849	142,252
4.00% 5/1/48	611,175	590,846
4.00% 7/1/48	181,757	175,243
4.00% 10/1/48	273,296	262,849
4.00% 3/1/49	294,511	283,278
4.00% 11/1/49	711,261	681,277
4.00% 10/1/52	1,589,645	1,503,903
4.50% 2/1/39	14,845	14,833
4.50% 4/1/39	9,840	9,837
4.50% 5/1/39	26,960	26,930
4.50% 6/1/39	151,182	151,126
4.50% 7/1/39	24,142	24,115
4.50% 9/1/39	198,348	198,231
4.50% 10/1/39	121,584	121,502
4.50% 1/1/40	528,848	528,645
4.50% 2/1/40	253,386	253,393
4.50% 7/1/40	31,793	31,797
4.50% 8/1/40	19,968	19,971
4.50% 9/1/40	232,025	232,056
4.50% 2/1/41	468,397	468,539
4.50% 3/1/41	121,982	121,998
4.50% 9/1/41	147,016	147,035
4.50% 3/1/44	85,147	84,632
4.50% 7/1/45	296,411	296,450
4.50% 4/1/47	76,519	75,883
4.50% 9/1/47	171,880	170,310
4.50% 12/1/47	80,033	79,153
4.50% 6/1/48	233,296	229,988
4.50% 8/1/48	367,143	361,797
4.50% 3/1/49	400,024	390,353
4.50% 6/1/49	535,468	527,333
4.50% 10/1/52	624,836	605,876
4.50% 12/1/52	2,358,894	2,298,294
4.50% 5/1/53	290,103	281,301
5.00% 10/1/34	46,006	46,817
5.00% 2/1/35	14,578	14,835
5.00% 8/1/35	19,041	19,377
5.00% 10/1/35	8,826	8,982
5.00% 11/1/35	3,990	4,060
5.00% 12/1/35	31,007	31,553
LVIP SSGA Bond Index Fund-10

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.00% 2/1/37	21,574	$21,888
5.00% 12/1/37	120,569	122,696
5.00% 1/1/38	1,694	1,724
5.00% 4/1/38	843	858
5.00% 6/1/38	41,602	42,336
5.00% 7/1/38	5,491	5,588
5.00% 9/1/38	2,174	2,213
5.00% 10/1/38	41,333	42,062
5.00% 12/1/38	35,936	36,570
5.00% 1/1/39	10,765	10,955
5.00% 2/1/39	188,092	191,408
5.00% 3/1/39	451,588	459,566
5.00% 8/1/39	43,883	44,658
5.00% 9/1/39	131,617	133,943
5.00% 1/1/40	103,068	104,889
5.00% 5/1/40	36,120	36,740
5.00% 6/1/40	175,664	178,606
5.00% 9/1/40	27,809	28,300
5.00% 3/1/41	72,563	73,843
5.00% 9/1/48	62,890	63,294
5.00% 11/1/48	119,991	120,486
5.00% 9/1/52	1,540,953	1,525,766
5.00% 10/1/52	872,938	869,752
5.00% 12/1/52	1,456,282	1,452,384
5.00% 2/1/53	3,337,615	3,301,932
5.00% 7/1/53	3,461,394	3,424,387
5.50% 8/1/33	10,237	10,502
5.50% 6/1/34	27,469	28,327
5.50% 6/1/35	18,438	19,014
5.50% 11/1/35	24,849	25,435
5.50% 1/1/37	12,125	12,504
5.50% 5/1/37	16,294	16,804
5.50% 7/1/37	5,471	5,614
5.50% 1/1/38	65,941	68,002
5.50% 2/1/38	16,657	17,179
5.50% 5/1/38	197,737	203,933
5.50% 6/1/38	4,280	4,413
5.50% 8/1/38	16,501	17,017
5.50% 12/1/38	9,826	10,134
5.50% 8/1/39	38,962	40,180
5.50% 12/1/39	102,096	105,031
5.50% 3/1/40	91,805	94,681
5.50% 4/1/40	198,751	204,975
5.50% 5/1/40	65,278	67,320
5.50% 6/1/41	20,758	21,407
5.50% 12/1/52	445,121	453,871
5.50% 7/1/53	2,635,942	2,646,599
6.00% 11/1/28	2,193	2,272
6.00% 7/1/33	4,275	4,438
6.00% 8/1/36	4,570	4,779
6.00% 11/1/36	13,609	14,114
6.00% 4/1/37	159	166
6.00% 5/1/37	18,034	18,864
6.00% 8/1/37	39,761	41,580
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
6.00% 9/1/37	30,060	$31,443
6.00% 10/1/37	8,193	8,441
6.00% 11/1/37	50,935	53,250
6.00% 12/1/37	6,461	6,721
6.00% 1/1/38	27,259	28,477
6.00% 4/1/38	3,420	3,573
6.00% 6/1/38	7,227	7,559
6.00% 7/1/38	11,125	11,614
6.00% 8/1/38	6,341	6,623
6.00% 9/1/38	7,388	7,717
6.00% 10/1/38	12,477	12,954
6.00% 3/1/39	7,711	8,053
6.00% 5/1/40	209,252	218,835
6.00% 7/1/40	267,913	280,193
6.00% 6/1/53	486,177	498,905
6.00% 8/1/53	1,772,989	1,800,229
6.00% 11/1/53	3,596,428	3,651,683
6.50% 11/1/36	40,804	42,668
6.50% 8/1/37	20,981	21,794
6.50% 10/1/37	6,554	6,877
6.50% 4/1/39	27,197	28,277
6.50% 10/1/53	3,193,932	3,273,059
6.50% 12/1/53	3,219,485	3,352,405
GNMA I S.F. 30 yr
3.00% 9/15/42	351,650	319,331
3.00% 11/15/42	313,189	285,784
3.00% 12/15/42	139,660	127,457
3.00% 2/15/45	226,832	203,732
3.50% 10/15/40	49,793	46,909
3.50% 1/15/41	15,394	14,540
3.50% 7/15/41	40,127	37,901
3.50% 10/15/41	75,182	71,011
3.50% 3/15/42	6,168	5,827
3.50% 6/15/42	442,181	417,661
3.50% 10/15/42	17,719	16,736
4.00% 6/15/39	18,510	18,026
4.00% 8/15/40	73,969	71,433
4.00% 10/15/40	159,014	154,341
4.00% 12/15/40	287,786	279,338
4.00% 1/15/41	263,480	255,736
4.00% 9/15/41	65,211	63,294
4.50% 2/15/39	18,757	18,650
4.50% 3/15/39	228,338	225,800
4.50% 4/15/39	49,883	49,511
4.50% 5/15/39	21,051	20,765
4.50% 6/15/39	24,206	23,916
4.50% 7/15/39	57,638	57,436
4.50% 8/15/39	9,043	9,013
4.50% 9/15/39	89,076	88,485
4.50% 10/15/39	244,026	240,935
4.50% 11/15/39	76,006	75,701
4.50% 12/15/39	54,399	54,130
4.50% 1/15/40	200,733	200,168
4.50% 4/15/40	83,538	82,785
LVIP SSGA Bond Index Fund-11

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
4.50% 5/15/40	69,506	$68,886
4.50% 6/15/40	168,474	165,320
4.50% 8/15/40	38,197	37,968
4.50% 9/15/40	41,705	41,426
4.50% 1/15/41	218,603	218,397
4.50% 2/15/41	342,088	339,982
4.50% 3/15/41	39,401	39,020
4.50% 6/15/41	39,548	38,903
4.50% 7/15/41	5,739	5,706
5.00% 3/15/35	12,689	12,765
5.00% 3/15/38	5,746	5,796
5.00% 4/15/38	3,430	3,465
5.00% 5/15/38	771	774
5.00% 8/15/38	2,044	2,034
5.00% 1/15/39	40,312	40,354
5.00% 4/15/39	41,117	41,479
5.00% 5/15/39	273,552	276,260
5.00% 6/15/39	200,362	201,230
5.00% 9/15/39	63,083	62,691
5.00% 10/15/39	68,526	69,222
5.00% 11/15/39	94,671	95,503
5.00% 1/15/40	299,547	300,474
5.00% 2/15/40	176,870	177,391
5.00% 4/15/40	100,366	100,086
5.00% 7/15/40	99,867	100,441
5.50% 10/15/33	53,199	53,773
5.50% 4/15/37	12,639	12,715
5.50% 7/15/37	8,601	8,694
5.50% 1/15/38	45,082	45,526
5.50% 2/15/38	58,275	58,901
5.50% 7/15/38	23,776	24,030
5.50% 8/15/38	7,290	7,319
5.50% 9/15/38	104,767	105,902
5.50% 12/15/38	77,727	78,566
5.50% 1/15/39	29,600	29,922
5.50% 5/15/39	57,224	57,842
5.50% 7/15/39	582	594
5.50% 10/15/39	59,486	60,131
5.50% 12/15/39	14,974	15,135
5.50% 4/15/40	95,160	96,187
5.50% 2/15/41	13,997	14,149
6.00% 1/15/38	26,262	27,003
6.00% 3/15/38	295	299
6.00% 5/15/38	11,375	11,572
6.00% 7/15/38	1,099	1,119
6.00% 8/15/38	21,204	21,768
6.00% 10/15/38	25,720	26,526
6.00% 11/15/38	21,633	23,003
6.00% 12/15/38	46,542	47,482
6.00% 8/15/39	4,079	4,151
6.00% 10/15/39	2,215	2,252
6.00% 6/15/40	2,443	2,482
6.00% 12/15/40	149,189	154,388
6.50% 5/15/38	7,092	7,278
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
6.50% 7/15/38	56,551	$58,113
6.50% 10/15/38	4,069	4,198
6.50% 2/15/39	59,702	60,615
6.50% 8/15/39	3,113	3,202
GNMA II S.F. 30 yr
2.00% 1/20/51	3,148,418	2,667,062
2.00% 4/20/51	5,715,106	4,839,724
2.00% 5/20/51	3,513,148	2,974,999
2.00% 6/20/51	5,882,206	4,980,665
2.00% 9/20/51	6,208,345	5,257,267
2.00% 12/20/51	4,318,556	3,654,393
2.00% 1/20/52	3,934,533	3,328,712
2.00% 5/20/52	1,051,728	889,869
2.50% 12/20/46	509,676	451,222
2.50% 7/20/50	1,313,186	1,155,021
2.50% 8/20/50	3,738,940	3,278,641
2.50% 10/20/50	4,030,211	3,531,548
2.50% 4/20/51	5,251,508	4,596,867
2.50% 7/20/51	5,870,464	5,137,002
2.50% 8/20/51	2,791,199	2,440,861
2.50% 9/20/51	4,204,311	3,676,733
2.50% 1/20/52	2,597,592	2,270,684
2.50% 3/20/52	703,310	614,797
2.50% 4/20/52	982,272	858,654
2.50% 5/20/52	2,231,834	1,951,007
3.00% 9/20/42	545,452	502,651
3.00% 11/20/42	274,860	253,298
3.00% 12/20/42	437,181	402,877
3.00% 1/20/43	420,984	387,949
3.00% 2/20/43	780,638	725,445
3.00% 3/20/43	1,136,235	1,037,487
3.00% 6/20/43	359,968	331,720
3.00% 9/20/43	661,957	610,028
3.00% 12/20/44	373,243	343,941
3.00% 3/20/45	357,490	329,426
3.00% 4/20/45	310,978	286,578
3.00% 6/20/45	516,906	476,261
3.00% 8/20/45	711,097	654,945
3.00% 12/20/45	148,213	136,417
3.00% 5/20/46	589,605	542,230
3.00% 9/20/46	703,444	646,202
3.00% 10/20/46	721,130	662,292
3.00% 11/20/46	596,248	547,252
3.00% 12/20/46	1,444,319	1,327,368
3.00% 1/20/47	1,105,636	1,014,978
3.00% 2/20/47	401,203	368,291
3.00% 6/20/47	451,639	414,434
3.00% 1/20/48	369,946	339,304
3.00% 12/20/49	455,461	415,518
3.00% 2/20/50	1,189,472	1,084,637
3.00% 6/20/50	2,525,077	2,297,910
3.00% 7/20/50	3,994,269	3,634,938
3.00% 8/20/51	1,620,548	1,470,053
3.50% 12/20/41	370,161	351,023
LVIP SSGA Bond Index Fund-12

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.50% 4/20/42	174,723	$165,757
3.50% 6/20/42	528,416	501,411
3.50% 10/20/42	220,423	209,270
3.50% 12/20/42	478,809	454,638
3.50% 2/20/43	811,031	770,235
3.50% 3/20/43	487,868	457,120
3.50% 5/20/43	577,298	548,384
3.50% 9/20/43	659,196	626,587
3.50% 1/20/44	637,856	605,377
3.50% 12/20/44	324,569	306,609
3.50% 3/20/45	274,933	259,502
3.50% 4/20/45	1,483,809	1,397,615
3.50% 6/20/45	555,351	523,751
3.50% 10/20/45	571,612	539,023
3.50% 11/20/45	379,137	357,509
3.50% 12/20/45	132,666	125,093
3.50% 3/20/46	499,992	471,448
3.50% 6/20/46	968,900	913,375
3.50% 7/20/46	578,674	545,477
3.50% 1/20/47	443,832	418,731
3.50% 6/20/47	605,133	570,052
3.50% 7/20/47	548,070	516,553
3.50% 9/20/47	603,642	568,458
3.50% 10/20/47	854,330	804,466
3.50% 11/20/47	562,620	529,743
3.50% 12/20/47	248,235	234,111
3.50% 1/20/48	547,637	515,547
3.50% 6/20/48	689,832	647,857
3.50% 8/20/49	308,619	290,293
3.50% 11/20/49	486,498	457,604
3.50% 12/20/49	1,010,025	950,057
3.50% 7/20/52	240,495	223,821
3.50% 10/20/52	1,395,974	1,299,184
4.00% 8/20/40	108,309	106,161
4.00% 10/20/41	22,031	21,594
4.00% 11/20/41	389,479	381,750
4.00% 12/20/41	157,606	154,479
4.00% 5/20/42	357,184	350,095
4.00% 7/20/42	231,241	226,653
4.00% 8/20/42	174,149	170,692
4.00% 8/20/43	257,287	252,181
4.00% 3/20/44	342,684	335,668
4.00% 8/20/44	486,190	475,987
4.00% 10/20/44	138,809	135,840
4.00% 12/20/44	497,750	486,790
4.00% 1/20/45	103,590	101,310
4.00% 2/20/45	267,035	261,237
4.00% 8/20/45	175,052	170,648
4.00% 9/20/45	248,361	241,588
4.00% 10/20/45	372,362	361,982
4.00% 11/20/45	243,655	236,647
4.00% 1/20/46	52,723	51,188
4.00% 6/20/46	238,087	231,112
4.00% 1/20/47	194,379	187,667
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
4.00% 4/20/47	335,829	$323,803
4.00% 6/20/47	244,678	235,870
4.00% 7/20/47	85,565	82,477
4.00% 8/20/47	351,405	339,564
4.00% 5/20/49	469,978	453,099
4.00% 7/20/49	380,959	367,280
4.00% 3/20/50	585,488	564,144
4.00% 10/20/52	3,766,274	3,593,631
4.00% 11/20/52	714,347	681,602
4.50% 7/20/41	540,613	540,721
4.50% 12/20/43	338,294	337,841
4.50% 3/20/44	219,395	219,709
4.50% 4/20/45	163,798	164,033
4.50% 4/20/47	108,517	108,071
4.50% 7/20/47	107,795	106,886
4.50% 9/20/47	55,578	55,152
4.50% 3/20/48	162,592	160,947
4.50% 7/20/48	628,208	620,817
4.50% 10/20/52	283,641	276,853
4.50% 1/20/53	3,693,346	3,604,583
4.50% 3/20/53	983,017	959,341
4.50% 6/20/53	1,491,399	1,454,863
5.00% 4/20/43	275,749	280,858
5.00% 7/20/48	127,619	128,607
5.00% 5/20/53	2,467,861	2,449,724
5.00% 7/20/53	3,652,495	3,625,652
5.50% 12/20/52	941,906	949,357
5.50% 5/20/53	490,867	494,480
5.50% 7/20/53	1,976,576	1,991,124
5.50% 8/20/53	966,294	973,406
5.50% 10/20/53	999,919	1,007,279
6.00% 12/20/52	577,597	587,437
6.00% 9/20/53	1,748,236	1,778,020
GNMA II S.F. 30 yr TBA
3.00% 1/20/54	1,000,000	905,310
5.00% 1/20/54	1,775,000	1,762,522
5.50% 1/20/54	1,550,000	1,561,145
6.00% 1/20/54	2,700,000	2,745,246
6.50% 1/20/54	3,500,000	3,582,715
Total Agency Mortgage-Backed Securities (Cost $736,639,016)		658,494,607
AGENCY OBLIGATIONS–0.96%
Federal Farm Credit Banks Funding Corp. 4.50% 3/2/26	4,000,000	4,014,827
Federal Home Loan Banks
1.25% 12/21/26	1,000,000	919,365
3.25% 11/16/28	1,255,000	1,217,966
4.63% 6/6/25	900,000	905,022
Series 677 5.50% 7/15/36	300,000	338,986
Federal Home Loan Mortgage Corp.
0.38% 9/23/25	185,000	172,666
1.50% 2/12/25	3,000,000	2,896,226
5.85% 8/23/27	500,000	500,184
6.25% 7/15/32	750,000	869,526
LVIP SSGA Bond Index Fund-13

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
6.75% 9/15/29	100,000	$113,715
6.75% 3/15/31	300,000	349,143
Federal National Mortgage Association
0.38% 8/25/25	2,850,000	2,664,514
0.75% 10/8/27	850,000	754,632
1.63% 1/7/25	2,580,000	2,500,046
2.13% 4/24/26	1,765,000	1,686,467
5.63% 7/15/37	100,000	113,141
6.25% 5/15/29	500,000	554,742
6.63% 11/15/30	300,000	345,296
7.13% 1/15/30	500,000	581,173
7.25% 5/15/30	500,000	589,752
Japan International Cooperation Agency
2.13% 10/20/26	200,000	187,407
3.38% 6/12/28	200,000	191,514
Tennessee Valley Authority
4.63% 9/15/60	150,000	146,610
4.65% 6/15/35	500,000	509,164
Series B 4.70% 7/15/33	200,000	209,929
5.38% 4/1/56	200,000	219,122
5.88% 4/1/36	75,000	85,634
6.15% 1/15/38	100,000	118,010
7.13% 5/1/30	100,000	116,761
Total Agency Obligations (Cost $24,373,953)		23,871,540
CORPORATE BONDS–25.37%
Advertising–0.04%
Interpublic Group of Cos., Inc.
2.40% 3/1/31	100,000	84,490
3.38% 3/1/41	70,000	53,379
4.75% 3/30/30	400,000	393,366
5.38% 6/15/33	175,000	177,732
Omnicom Group, Inc. 2.45% 4/30/30	100,000	86,891
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60% 4/15/26	200,000	194,908
		990,766
Aerospace & Defense–0.46%
Boeing Co.
2.60% 10/30/25	100,000	95,629
2.70% 2/1/27	75,000	70,716
2.75% 2/1/26	150,000	143,571
2.95% 2/1/30	150,000	135,139
3.10% 5/1/26	100,000	96,103
3.20% 3/1/29	100,000	93,519
3.25% 2/1/28	150,000	142,317
3.25% 3/1/28	95,000	89,203
3.25% 2/1/35	100,000	84,337
3.55% 3/1/38	65,000	52,952
3.60% 5/1/34	100,000	88,354
3.63% 2/1/31	85,000	78,947
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Boeing Co. (continued)
3.63% 3/1/48	35,000	$26,198
3.75% 2/1/50	150,000	116,402
3.85% 11/1/48	35,000	27,179
3.90% 5/1/49	100,000	79,196
3.95% 8/1/59	150,000	114,760
4.88% 5/1/25	285,000	283,572
5.04% 5/1/27	250,000	252,182
5.15% 5/1/30	500,000	509,005
5.71% 5/1/40	450,000	465,271
5.81% 5/1/50	500,000	517,776
5.93% 5/1/60	350,000	362,421
6.13% 2/15/33	50,000	53,911
6.88% 3/15/39	100,000	114,079
General Dynamics Corp.
2.13% 8/15/26	150,000	141,412
2.63% 11/15/27	100,000	93,582
3.50% 5/15/25	150,000	147,223
3.75% 5/15/28	160,000	157,075
4.25% 4/1/50	300,000	278,259
L3Harris Technologies, Inc.
3.83% 4/27/25	250,000	245,479
3.85% 12/15/26	75,000	73,510
4.40% 6/15/28	150,000	148,262
4.85% 4/27/35	70,000	69,077
5.05% 4/27/45	70,000	69,004
5.40% 1/15/27	165,000	168,424
5.40% 7/31/33	250,000	259,936
Lockheed Martin Corp.
1.85% 6/15/30	45,000	38,571
2.80% 6/15/50	50,000	35,478
3.60% 3/1/35	150,000	137,352
3.80% 3/1/45	250,000	214,929
4.07% 12/15/42	279,000	251,365
4.50% 5/15/36	40,000	39,574
4.70% 5/15/46	109,000	106,622
4.75% 2/15/34	350,000	356,203
5.10% 11/15/27	100,000	103,214
5.25% 1/15/33	200,000	212,128
5.70% 11/15/54	70,000	78,750
5.90% 11/15/63	90,000	105,092
Northrop Grumman Corp.
3.20% 2/1/27	100,000	96,185
3.25% 1/15/28	125,000	119,447
4.70% 3/15/33	115,000	115,977
5.05% 11/15/40	100,000	99,126
5.25% 5/1/50	600,000	617,586
7.75% 2/15/31	150,000	174,155
RTX Corp.
2.25% 7/1/30	100,000	86,393
2.38% 3/15/32	200,000	166,670
3.03% 3/15/52	140,000	96,605
3.13% 5/4/27	350,000	332,734
3.13% 7/1/50	600,000	422,539
LVIP SSGA Bond Index Fund-14

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
RTX Corp. (continued)
3.50% 3/15/27	107,000	$103,100
3.75% 11/1/46	100,000	79,399
3.95% 8/16/25	75,000	73,911
4.05% 5/4/47	50,000	41,675
4.13% 11/16/28	180,000	175,855
4.15% 5/15/45	250,000	213,587
4.35% 4/15/47	70,000	60,869
4.45% 11/16/38	60,000	55,176
4.50% 6/1/42	400,000	363,245
4.63% 11/16/48	100,000	91,246
4.70% 12/15/41	200,000	184,903
5.38% 2/27/53	160,000	162,499
		11,556,142
Agriculture–0.34%
Altria Group, Inc.
2.35% 5/6/25	40,000	38,576
2.45% 2/4/32	500,000	407,735
2.63% 9/16/26	145,000	137,138
3.40% 5/6/30	25,000	22,804
3.40% 2/4/41	415,000	303,871
3.88% 9/16/46	200,000	149,799
4.00% 2/4/61	385,000	280,712
4.40% 2/14/26	65,000	64,392
4.45% 5/6/50	40,000	31,720
4.50% 5/2/43	100,000	83,396
4.80% 2/14/29	225,000	224,281
5.38% 1/31/44	63,000	61,845
5.80% 2/14/39	165,000	168,068
Archer-Daniels-Midland Co.
2.70% 9/15/51	250,000	168,632
4.50% 3/15/49	500,000	464,392
BAT Capital Corp.
2.26% 3/25/28	75,000	67,109
2.73% 3/25/31	150,000	125,793
3.22% 9/6/26	150,000	143,459
3.46% 9/6/29	200,000	184,235
3.56% 8/15/27	200,000	190,863
3.73% 9/25/40	65,000	47,782
3.98% 9/25/50	100,000	70,378
4.39% 8/15/37	275,000	230,266
4.54% 8/15/47	240,000	184,255
4.76% 9/6/49	100,000	79,259
4.91% 4/2/30	400,000	393,027
6.42% 8/2/33	250,000	261,573
7.08% 8/2/53	125,000	133,632
7.75% 10/19/32	110,000	124,176
BAT International Finance PLC
1.67% 3/25/26	100,000	92,886
5.93% 2/2/29	195,000	202,608
Bunge Ltd. Finance Corp.
1.63% 8/17/25	50,000	47,268
3.25% 8/15/26	45,000	43,187
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
Bunge Ltd. Finance Corp. (continued)
3.75% 9/25/27	55,000	$53,000
Philip Morris International, Inc.
0.88% 5/1/26	250,000	229,030
2.10% 5/1/30	55,000	47,180
2.75% 2/25/26	100,000	95,816
3.13% 8/17/27	150,000	142,551
3.38% 8/15/29	100,000	93,773
4.25% 11/10/44	85,000	72,887
4.50% 3/20/42	100,000	89,639
4.88% 2/13/26	100,000	100,350
4.88% 2/15/28	350,000	353,739
5.00% 11/17/25	120,000	120,475
5.13% 11/17/27	155,000	157,762
5.13% 2/15/30	100,000	101,632
5.25% 9/7/28	250,000	257,144
5.50% 9/7/30	250,000	259,096
5.63% 9/7/33	250,000	261,106
5.75% 11/17/32	115,000	120,688
6.38% 5/16/38	150,000	167,842
Reynolds American, Inc.
4.45% 6/12/25	105,000	103,773
5.70% 8/15/35	50,000	49,343
5.85% 8/15/45	180,000	168,490
6.15% 9/15/43	125,000	123,685
		8,398,118
Airlines–0.07%
♦American Airlines Pass-Through Trust
3.00% 4/15/30	40,334	36,380
3.20% 12/15/29	337,250	306,912
3.65% 8/15/30	68,625	63,482
♦Delta Air Lines Pass-Through Trust 2.00% 12/10/29	118,608	105,180
♦JetBlue Pass-Through Trust
2.75% 11/15/33	40,855	34,463
4.00% 5/15/34	20,092	18,393
Southwest Airlines Co.
2.63% 2/10/30	100,000	87,337
3.00% 11/15/26	100,000	95,168
5.13% 6/15/27	265,000	266,180
5.25% 5/4/25	115,000	114,961
♦Spirit Airlines Pass-Through Trust 4.10% 10/1/29	14,081	12,922
♦United Airlines Pass-Through Trust
2.70% 11/1/33	79,180	66,953
3.10% 1/7/30	68,341	62,300
3.50% 9/1/31	102,539	93,387
3.75% 3/3/28	110,667	105,432
4.15% 2/25/33	87,235	80,394
4.88% 7/15/27	36,480	35,336
LVIP SSGA Bond Index Fund-15

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
♦United Airlines Pass-Through Trust (continued)
5.88% 4/15/29	194,095	$196,507
		1,781,687
Apparel–0.06%
NIKE, Inc.
2.38% 11/1/26	150,000	142,362
2.85% 3/27/30	500,000	459,704
3.38% 11/1/46	100,000	80,442
3.63% 5/1/43	100,000	86,102
3.88% 11/1/45	100,000	88,273
PVH Corp. 4.63% 7/10/25	30,000	29,425
Ralph Lauren Corp.
2.95% 6/15/30	55,000	50,157
3.75% 9/15/25	100,000	97,904
Tapestry, Inc.
3.05% 3/15/32	100,000	81,349
4.13% 7/15/27	35,000	33,253
7.35% 11/27/28	155,000	162,594
7.85% 11/27/33	110,000	117,357
VF Corp. 2.40% 4/23/25	200,000	191,047
		1,619,969
Auto Manufacturers–0.54%
American Honda Finance Corp.
1.20% 7/8/25	200,000	189,507
1.30% 9/9/26	165,000	151,597
1.80% 1/13/31	100,000	84,537
2.00% 3/24/28	115,000	104,155
2.35% 1/8/27	100,000	93,873
4.60% 4/17/25	250,000	248,983
4.60% 4/17/30	250,000	249,606
4.70% 1/12/28	175,000	176,473
5.25% 7/7/26	150,000	152,853
5.85% 10/4/30	220,000	234,497
Cummins, Inc.
0.75% 9/1/25	85,000	79,689
4.88% 10/1/43	64,000	62,894
Ford Motor Credit Co. LLC
6.80% 11/7/28	205,000	214,505
6.95% 6/10/26	1,000,000	1,025,824
7.12% 11/7/33	285,000	307,069
7.20% 6/10/30	1,000,000	1,065,046
General Motors Co.
5.00% 10/1/28	150,000	151,164
5.15% 4/1/38	125,000	118,330
5.40% 4/1/48	200,000	182,728
5.95% 4/1/49	100,000	97,843
6.25% 10/2/43	350,000	357,043
6.60% 4/1/36	305,000	326,428
6.75% 4/1/46	75,000	80,663
6.80% 10/1/27	200,000	212,012
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial Co., Inc.
1.25% 1/8/26	250,000	$231,304
2.35% 2/26/27	150,000	138,078
2.35% 1/8/31	250,000	206,667
2.40% 4/10/28	100,000	89,718
2.70% 8/20/27	250,000	230,615
2.90% 2/26/25	350,000	339,577
3.10% 1/12/32	150,000	127,705
3.60% 6/21/30	250,000	226,887
3.80% 4/7/25	75,000	73,420
3.85% 1/5/28	100,000	95,582
4.00% 1/15/25	200,000	196,714
4.30% 7/13/25	100,000	98,266
4.35% 4/9/25	115,000	113,253
4.35% 1/17/27	180,000	176,393
5.80% 6/23/28	200,000	205,513
5.85% 4/6/30	145,000	149,532
6.00% 1/9/28	100,000	103,392
6.05% 10/10/25	250,000	252,846
6.10% 1/7/34	250,000	257,402
Honda Motor Co. Ltd.
2.27% 3/10/25	85,000	82,377
2.53% 3/10/27	85,000	80,214
2.97% 3/10/32	100,000	91,446
Mercedes-Benz Finance North America LLC 8.50% 1/18/31	200,000	250,884
PACCAR Financial Corp.
2.85% 4/7/25	100,000	97,720
4.45% 3/30/26	100,000	99,817
4.60% 1/10/28	100,000	100,858
4.95% 8/10/28	250,000	257,867
Toyota Motor Corp.
1.34% 3/25/26	200,000	186,397
2.76% 7/2/29	70,000	65,687
3.67% 7/20/28	105,000	102,346
5.12% 7/13/33	250,000	268,585
Toyota Motor Credit Corp.
0.80% 1/9/26	250,000	231,920
1.15% 8/13/27	120,000	107,318
1.45% 1/13/25	200,000	193,007
1.80% 2/13/25	250,000	241,798
1.90% 1/13/27	200,000	186,038
1.90% 4/6/28	100,000	90,619
2.40% 1/13/32	200,000	171,395
3.05% 3/22/27	200,000	191,658
3.20% 1/11/27	100,000	96,379
3.40% 4/14/25	150,000	147,224
4.45% 5/18/26	250,000	249,590
4.55% 9/20/27	250,000	251,937
4.63% 1/12/28	160,000	162,048
5.45% 11/10/27	200,000	207,112
		13,492,424
LVIP SSGA Bond Index Fund-16

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Parts & Equipment–0.03%
Aptiv PLC
4.35% 3/15/29	65,000	$63,392
5.40% 3/15/49	150,000	139,829
Aptiv PLC/Aptiv Corp.
2.40% 2/18/25	150,000	145,030
3.25% 3/1/32	100,000	88,340
4.15% 5/1/52	125,000	98,923
BorgWarner, Inc. 2.65% 7/1/27	125,000	115,894
Lear Corp.
3.80% 9/15/27	100,000	96,342
4.25% 5/15/29	50,000	48,107
		795,857
Banks–5.66%
Banco Bilbao Vizcaya Argentaria SA 1.13% 9/18/25	200,000	186,551
Banco Santander SA
μ1.72% 9/14/27	200,000	180,865
1.85% 3/25/26	200,000	185,130
2.75% 5/28/25	200,000	192,961
2.96% 3/25/31	200,000	171,823
3.49% 5/28/30	200,000	179,845
3.50% 3/24/25	200,000	195,752
4.25% 4/11/27	200,000	193,725
4.38% 4/12/28	200,000	194,249
5.18% 11/19/25	200,000	198,347
5.59% 8/8/28	200,000	203,926
6.61% 11/7/28	200,000	212,895
6.92% 8/8/33	200,000	213,133
6.94% 11/7/33	250,000	277,547
Bank of America Corp.
μ1.20% 10/24/26	850,000	789,273
μ1.32% 6/19/26	900,000	847,018
μ1.66% 3/11/27	250,000	231,278
μ1.73% 7/22/27	305,000	279,426
μ1.90% 7/23/31	200,000	163,613
μ1.92% 10/24/31	350,000	284,148
μ2.02% 2/13/26	300,000	288,275
μ2.09% 6/14/29	750,000	660,989
μ2.30% 7/21/32	500,000	408,269
μ2.48% 9/21/36	300,000	237,621
μ2.50% 2/13/31	300,000	257,615
μ2.55% 2/4/28	200,000	185,267
μ2.57% 10/20/32	250,000	207,268
μ2.65% 3/11/32	250,000	211,083
μ2.68% 6/19/41	300,000	214,464
μ2.83% 10/24/51	75,000	50,669
μ2.88% 10/22/30	200,000	177,403
μ2.97% 2/4/33	1,125,000	957,173
μ2.97% 7/21/52	500,000	352,448
μ3.19% 7/23/30	250,000	226,676
3.25% 10/21/27	500,000	475,726
μ3.37% 1/23/26	250,000	244,158
μ3.42% 12/20/28	480,000	452,126
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp. (continued)
μ3.48% 3/13/52	250,000	$192,304
3.50% 4/19/26	350,000	340,574
μ3.56% 4/23/27	300,000	288,734
μ3.59% 7/21/28	350,000	331,974
μ3.82% 1/20/28	250,000	240,195
μ3.85% 3/8/37	200,000	175,601
3.88% 8/1/25	400,000	393,950
3.95% 4/21/25	250,000	245,762
μ3.95% 1/23/49	250,000	210,115
μ3.97% 2/7/30	375,000	354,936
4.18% 11/25/27	250,000	242,960
4.25% 10/22/26	433,000	425,126
μ4.27% 7/23/29	400,000	386,196
μ4.38% 4/27/28	250,000	244,325
μ4.44% 1/20/48	200,000	179,737
4.45% 3/3/26	430,000	425,265
μ4.57% 4/27/33	250,000	238,295
5.00% 1/21/44	350,000	343,219
μ5.20% 4/25/29	200,000	201,237
μ5.29% 4/25/34	200,000	200,460
μ5.82% 9/15/29	250,000	258,068
μ5.87% 9/15/34	250,000	261,693
5.88% 2/7/42	218,000	234,956
μ5.93% 9/15/27	250,000	255,082
6.11% 1/29/37	200,000	213,238
μ6.20% 11/10/28	130,000	135,608
7.75% 5/14/38	200,000	243,243
Bank of America NA
5.53% 8/18/26	250,000	254,615
6.00% 10/15/36	400,000	433,807
Bank of Montreal
1.25% 9/15/26	200,000	182,185
1.50% 1/10/25	145,000	139,716
2.65% 3/8/27	135,000	127,119
μ3.09% 1/10/37	250,000	201,633
4.70% 9/14/27	200,000	200,536
5.20% 2/1/28	200,000	203,730
5.27% 12/11/26	415,000	420,705
5.30% 6/5/26	250,000	252,473
5.72% 9/25/28	250,000	259,080
Bank of New York Mellon Corp.
3.00% 2/24/25	100,000	97,802
3.00% 10/30/28	55,000	50,813
3.25% 5/16/27	150,000	143,764
3.30% 8/23/29	350,000	327,537
μ3.44% 2/7/28	180,000	173,193
3.85% 4/28/28	100,000	97,490
3.95% 11/18/25	100,000	98,241
μ4.95% 4/26/27	60,000	60,018
μ4.97% 4/26/34	85,000	84,580
μ5.80% 10/25/28	180,000	186,621
μ5.83% 10/25/33	145,000	153,723
LVIP SSGA Bond Index Fund-17

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of New York Mellon Corp. (continued)
μ6.32% 10/25/29	160,000	$169,950
μ6.47% 10/25/34	350,000	387,690
Bank of Nova Scotia
1.05% 3/2/26	250,000	230,375
1.30% 6/11/25	500,000	473,769
1.30% 9/15/26	100,000	91,075
2.45% 2/2/32	200,000	167,532
2.70% 8/3/26	200,000	189,523
2.95% 3/11/27	200,000	189,063
3.45% 4/11/25	90,000	88,054
4.50% 12/16/25	150,000	147,529
μ4.59% 5/4/37	65,000	58,140
4.85% 2/1/30	105,000	104,819
5.65% 2/1/34	250,000	259,182
BankUnited, Inc. 5.13% 6/11/30	200,000	182,433
Barclays PLC
μ2.28% 11/24/27	200,000	183,762
μ2.65% 6/24/31	300,000	252,948
μ2.67% 3/10/32	200,000	164,973
μ2.85% 5/7/26	200,000	192,831
μ2.89% 11/24/32	200,000	163,916
μ3.33% 11/24/42	200,000	147,780
μ3.81% 3/10/42	200,000	149,625
4.34% 1/10/28	200,000	194,273
4.38% 1/12/26	200,000	197,270
4.95% 1/10/47	200,000	187,178
μ4.97% 5/16/29	200,000	196,334
5.20% 5/12/26	500,000	496,758
5.25% 8/17/45	200,000	195,698
μ5.75% 8/9/33	600,000	607,027
μ5.83% 5/9/27	200,000	201,788
μ6.22% 5/9/34	200,000	207,435
μ6.69% 9/13/34	205,000	219,145
μ7.39% 11/2/28	200,000	213,733
μ7.44% 11/2/33	200,000	223,945
BPCE SA 3.38% 12/2/26	250,000	240,900
Canadian Imperial Bank of Commerce
0.95% 10/23/25	105,000	98,056
2.25% 1/28/25	200,000	193,716
3.60% 4/7/32	90,000	82,062
5.62% 7/17/26	400,000	407,951
5.99% 10/3/28	350,000	366,108
Citibank NA
5.80% 9/29/28	500,000	522,064
5.86% 9/29/25	375,000	381,197
Citigroup, Inc.
μ2.01% 1/25/26	145,000	139,332
μ2.52% 11/3/32	145,000	119,526
μ2.56% 5/1/32	140,000	116,806
μ2.67% 1/29/31	300,000	260,226
μ2.90% 11/3/42	100,000	71,917
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Citigroup, Inc. (continued)
μ3.06% 1/25/33	135,000	$115,180
μ3.07% 2/24/28	250,000	235,569
μ3.11% 4/8/26	1,600,000	1,555,056
3.20% 10/21/26	300,000	286,060
μ3.29% 3/17/26	300,000	292,066
μ3.52% 10/27/28	250,000	236,441
μ3.67% 7/24/28	200,000	190,606
3.70% 1/12/26	400,000	390,338
μ3.79% 3/17/33	300,000	269,804
μ3.88% 1/24/39	250,000	215,616
μ3.98% 3/20/30	750,000	711,693
4.13% 7/25/28	380,000	364,899
4.30% 11/20/26	400,000	391,997
4.45% 9/29/27	300,000	293,103
4.60% 3/9/26	105,000	103,648
4.65% 7/30/45	250,000	227,055
4.65% 7/23/48	250,000	230,249
4.75% 5/18/46	150,000	134,148
5.50% 9/13/25	200,000	200,911
5.88% 2/22/33	200,000	207,933
5.88% 1/30/42	150,000	159,112
6.00% 10/31/33	100,000	105,493
μ6.17% 5/25/34	200,000	206,955
μ6.27% 11/17/33	335,000	358,454
6.63% 6/15/32	100,000	108,826
6.68% 9/13/43	150,000	168,288
8.13% 7/15/39	350,000	450,655
Comerica Bank 4.00% 7/27/25	250,000	240,928
Cooperatieve Rabobank UA
1.38% 1/10/25	250,000	240,470
3.75% 7/21/26	250,000	239,349
5.25% 5/24/41	150,000	158,269
5.25% 8/4/45	250,000	248,648
Credit Suisse AG
3.70% 2/21/25	250,000	244,857
7.50% 2/15/28	600,000	657,124
Deutsche Bank AG
μ2.13% 11/24/26	150,000	140,598
μ2.55% 1/7/28	350,000	321,274
μ3.55% 9/18/31	355,000	311,498
4.10% 1/13/26	200,000	194,394
μ6.12% 7/14/26	165,000	166,564
μ6.82% 11/20/29	150,000	157,927
μ7.08% 2/10/34	200,000	205,669
μ7.15% 7/13/27	330,000	342,535
Fifth Third Bancorp
μ1.71% 11/1/27	220,000	197,929
2.55% 5/5/27	120,000	110,685
μ4.06% 4/25/28	90,000	85,792
μ6.34% 7/27/29	55,000	57,265
8.25% 3/1/38	100,000	118,281
Fifth Third Bank NA 3.95% 7/28/25	200,000	195,644
LVIP SSGA Bond Index Fund-18

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
First Horizon Corp. 4.00% 5/26/25	100,000	$96,713
Goldman Sachs Group, Inc.
μ0.86% 2/12/26	750,000	711,152
μ1.09% 12/9/26	100,000	92,097
μ1.43% 3/9/27	200,000	184,418
μ1.95% 10/21/27	430,000	393,373
μ2.38% 7/21/32	855,000	702,490
μ2.64% 2/24/28	90,000	83,431
μ2.65% 10/21/32	175,000	145,830
μ2.91% 7/21/42	290,000	211,547
μ3.10% 2/24/33	200,000	171,683
μ3.44% 2/24/43	100,000	78,105
μ3.62% 3/15/28	400,000	383,654
μ3.69% 6/5/28	135,000	128,984
3.75% 5/22/25	750,000	734,541
3.80% 3/15/30	600,000	563,744
μ3.81% 4/23/29	400,000	379,748
3.85% 1/26/27	300,000	291,755
μ4.02% 10/31/38	350,000	305,328
μ4.22% 5/1/29	500,000	483,663
μ4.41% 4/23/39	500,000	452,124
4.75% 10/21/45	150,000	142,127
5.15% 5/22/45	360,000	348,018
μ5.80% 8/10/26	180,000	181,739
5.95% 1/15/27	200,000	205,681
6.25% 2/1/41	255,000	284,402
6.45% 5/1/36	200,000	215,886
μ6.48% 10/24/29	500,000	530,524
μ6.56% 10/24/34	500,000	549,456
HSBC Bank USA NA 7.00% 1/15/39	100,000	115,640
HSBC Holdings PLC
μ1.59% 5/24/27	210,000	192,608
μ1.65% 4/18/26	225,000	213,783
μ2.01% 9/22/28	355,000	316,040
μ2.10% 6/4/26	290,000	276,073
μ2.36% 8/18/31	200,000	165,635
μ2.85% 6/4/31	250,000	214,971
μ3.00% 3/10/26	350,000	339,345
3.90% 5/25/26	400,000	389,375
μ3.97% 5/22/30	435,000	406,286
μ4.04% 3/13/28	200,000	192,662
μ4.29% 9/12/26	600,000	587,308
4.30% 3/8/26	250,000	245,802
4.38% 11/23/26	375,000	366,327
μ4.58% 6/19/29	235,000	227,858
μ4.76% 3/29/33	200,000	186,289
μ5.40% 8/11/33	1,000,000	1,004,334
μ5.89% 8/14/27	250,000	253,461
6.10% 1/14/42	200,000	226,440
μ6.25% 3/9/34	250,000	265,727
μ6.33% 3/9/44	200,000	215,540
6.50% 5/2/36	200,000	208,150
6.50% 9/15/37	200,000	209,281
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
HSBC Holdings PLC (continued)
μ6.55% 6/20/34	250,000	$261,285
6.80% 6/1/38	200,000	213,514
μ7.39% 11/3/28	250,000	267,884
Huntington Bancshares, Inc.
2.55% 2/4/30	250,000	213,836
4.00% 5/15/25	150,000	147,085
μ5.02% 5/17/33	70,000	68,019
μ6.21% 8/21/29	250,000	257,783
Industrial & Commercial Bank of China Ltd. 3.54% 11/8/27	250,000	240,724
ING Groep NV
μ1.73% 4/1/27	200,000	185,018
4.05% 4/9/29	370,000	357,067
μ4.25% 3/28/33	200,000	187,498
μ6.08% 9/11/27	200,000	204,101
μ6.11% 9/11/34	200,000	209,753
JPMorgan Chase & Co.
μ1.04% 2/4/27	250,000	229,766
μ1.47% 9/22/27	190,000	172,142
μ1.76% 11/19/31	350,000	283,658
μ1.95% 2/4/32	150,000	121,934
μ2.01% 3/13/26	110,000	105,682
μ2.07% 6/1/29	280,000	248,262
μ2.18% 6/1/28	700,000	640,259
μ2.53% 11/19/41	350,000	247,465
μ2.55% 11/8/32	250,000	208,595
μ2.60% 2/24/26	250,000	242,106
μ2.74% 10/15/30	460,000	408,997
2.95% 10/1/26	500,000	476,285
μ2.95% 2/24/28	150,000	141,126
μ2.96% 5/13/31	80,000	70,302
μ2.96% 1/25/33	200,000	171,367
μ3.11% 4/22/41	300,000	230,964
μ3.11% 4/22/51	700,000	502,988
3.20% 6/15/26	450,000	434,198
3.30% 4/1/26	500,000	483,992
μ3.51% 1/23/29	310,000	293,747
μ3.54% 5/1/28	150,000	143,153
3.63% 12/1/27	260,000	249,492
μ3.70% 5/6/30	250,000	235,272
3.90% 7/15/25	500,000	492,234
μ3.96% 1/29/27	500,000	488,412
μ3.96% 11/15/48	200,000	167,440
μ4.01% 4/23/29	350,000	336,750
μ4.08% 4/26/26	250,000	245,932
4.13% 12/15/26	500,000	490,098
μ4.20% 7/23/29	300,000	291,516
μ4.32% 4/26/28	250,000	246,284
μ4.45% 12/5/29	200,000	195,998
μ4.57% 6/14/30	140,000	136,998
μ4.59% 4/26/33	210,000	202,891
4.95% 6/1/45	500,000	477,999
LVIP SSGA Bond Index Fund-19

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
μ5.30% 7/24/29	280,000	$284,119
μ5.35% 6/1/34	615,000	623,754
5.40% 1/6/42	200,000	207,173
5.50% 10/15/40	100,000	103,906
5.60% 7/15/41	500,000	531,455
μ5.72% 9/14/33	1,155,000	1,195,078
μ6.09% 10/23/29	230,000	241,825
μ6.25% 10/23/34	160,000	173,438
6.40% 5/15/38	450,000	515,217
8.00% 4/29/27	100,000	110,490
JPMorgan Chase Bank NA 5.11% 12/8/26	250,000	252,243
KeyBank NA
4.39% 12/14/27	400,000	375,991
5.85% 11/15/27	250,000	249,817
KeyCorp 2.25% 4/6/27	250,000	225,090
Kreditanstalt fuer Wiederaufbau
^0.00% 4/18/36	200,000	119,598
^0.00% 6/29/37	500,000	283,946
0.38% 7/18/25	920,000	863,588
0.63% 1/22/26	450,000	417,787
1.25% 1/31/25	500,000	481,612
1.75% 9/14/29	140,000	124,274
2.00% 5/2/25	400,000	386,486
2.88% 4/3/28	525,000	501,261
3.00% 5/20/27	315,000	304,187
3.63% 4/1/26	270,000	266,503
3.75% 2/15/28	425,000	420,502
3.88% 6/15/28	205,000	203,785
4.13% 7/15/33	200,000	200,918
4.63% 8/7/26	350,000	353,807
4.75% 10/29/30	400,000	417,581
Landwirtschaftliche Rentenbank
0.50% 5/27/25	145,000	136,912
0.88% 3/30/26	160,000	148,445
2.50% 11/15/27	300,000	283,356
5.00% 10/24/33	1,000,000	1,074,254
Lloyds Banking Group PLC
μ1.63% 5/11/27	200,000	183,250
μ2.44% 2/5/26	200,000	192,976
3.75% 1/11/27	235,000	225,521
μ3.75% 3/18/28	200,000	191,397
4.34% 1/9/48	150,000	120,514
4.38% 3/22/28	200,000	195,477
4.45% 5/8/25	200,000	197,561
4.58% 12/10/25	300,000	293,593
4.65% 3/24/26	200,000	196,101
μ5.87% 3/6/29	200,000	204,843
μ5.99% 8/7/27	200,000	203,510
μ7.95% 11/15/33	200,000	228,619
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μM&T Bank Corp.
5.05% 1/27/34	170,000	$161,075
7.41% 10/30/29	145,000	155,966
Manufacturers & Traders Trust Co. 5.40% 11/21/25	250,000	248,318
Mitsubishi UFJ Financial Group, Inc.
1.41% 7/17/25	200,000	188,729
μ1.64% 10/13/27	250,000	227,612
2.05% 7/17/30	200,000	168,248
μ2.34% 1/19/28	200,000	185,060
2.56% 2/25/30	200,000	175,223
μ2.85% 1/19/33	200,000	171,320
3.20% 7/18/29	200,000	183,731
3.29% 7/25/27	200,000	190,747
3.74% 3/7/29	200,000	191,340
3.75% 7/18/39	200,000	175,000
3.78% 3/2/25	200,000	196,585
3.85% 3/1/26	400,000	390,529
3.96% 3/2/28	350,000	340,820
4.05% 9/11/28	200,000	195,613
4.15% 3/7/39	70,000	64,518
4.29% 7/26/38	70,000	65,686
μ5.24% 4/19/29	200,000	202,991
μ5.35% 9/13/28	200,000	202,783
μ5.41% 4/19/34	200,000	207,129
μ5.47% 9/13/33	200,000	207,569
Mizuho Financial Group, Inc.
μ1.98% 9/8/31	200,000	163,068
μ2.26% 7/9/32	200,000	162,671
2.56% 9/13/31	200,000	162,683
μ3.15% 7/16/30	200,000	179,891
3.17% 9/11/27	200,000	187,847
4.02% 3/5/28	200,000	194,063
μ4.25% 9/11/29	200,000	193,094
μ5.41% 9/13/28	200,000	202,711
μ5.78% 7/6/29	200,000	205,736
Morgan Stanley
μ0.99% 12/10/26	500,000	460,011
μ1.51% 7/20/27	500,000	456,703
μ1.79% 2/13/32	655,000	523,032
μ1.93% 4/28/32	250,000	201,031
μ2.24% 7/21/32	500,000	408,121
μ2.48% 1/21/28	170,000	157,791
μ2.48% 9/16/36	250,000	198,147
μ2.51% 10/20/32	185,000	153,187
μ2.63% 2/18/26	200,000	193,564
μ2.70% 1/22/31	235,000	205,431
μ2.94% 1/21/33	135,000	114,839
3.13% 7/27/26	235,000	225,025
•3.59% 7/22/28	200,000	190,929
μ3.62% 4/1/31	800,000	736,981
3.63% 1/20/27	350,000	339,321
μ3.77% 1/24/29	450,000	429,157
3.88% 1/27/26	265,000	259,544
LVIP SSGA Bond Index Fund-20

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley (continued)
3.95% 4/23/27	300,000	$291,213
•3.97% 7/22/38	130,000	113,772
4.00% 7/23/25	200,000	197,109
μ4.21% 4/20/28	175,000	171,048
4.30% 1/27/45	500,000	450,862
4.35% 9/8/26	300,000	294,409
4.38% 1/22/47	400,000	359,980
μ4.43% 1/23/30	165,000	160,706
5.00% 11/24/25	175,000	174,741
μ5.05% 1/28/27	100,000	100,097
μ5.12% 2/1/29	165,000	165,750
μ5.16% 4/20/29	155,000	155,886
μ5.25% 4/21/34	180,000	179,982
μ5.30% 4/20/37	160,000	155,696
μ5.42% 7/21/34	265,000	268,943
μ5.45% 7/20/29	200,000	203,790
μ6.14% 10/16/26	350,000	356,298
6.25% 8/9/26	100,000	103,124
μ6.30% 10/18/28	350,000	366,639
μ6.34% 10/18/33	325,000	350,447
μ6.41% 11/1/29	290,000	307,337
μ6.63% 11/1/34	230,000	254,622
7.25% 4/1/32	100,000	117,895
Morgan Stanley Bank NA
5.48% 7/16/25	250,000	252,269
5.88% 10/30/26	320,000	329,032
National Australia Bank Ltd. 2.50% 7/12/26	250,000	237,634
National Bank of Canada 5.25% 1/17/25	250,000	249,860
NatWest Group PLC
μ3.07% 5/22/28	200,000	185,731
μ4.45% 5/8/30	200,000	191,637
4.80% 4/5/26	250,000	247,694
μ5.81% 9/13/29	365,000	374,195
μ7.47% 11/10/26	200,000	206,963
Northern Trust Corp.
1.95% 5/1/30	190,000	163,267
3.65% 8/3/28	100,000	96,610
3.95% 10/30/25	250,000	245,646
4.00% 5/10/27	135,000	133,173
Oesterreichische Kontrollbank AG
1.50% 2/12/25	600,000	578,441
4.25% 3/1/28	145,000	145,875
4.63% 11/3/25	105,000	105,212
5.00% 10/23/26	165,000	168,637
PNC Bank NA
2.70% 10/22/29	250,000	219,145
3.10% 10/25/27	250,000	234,462
3.25% 6/1/25	250,000	243,089
PNC Financial Services Group, Inc.
1.15% 8/13/26	250,000	227,361
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
PNC Financial Services Group, Inc. (continued)
2.55% 1/22/30	150,000	$131,216
3.15% 5/19/27	250,000	237,100
3.45% 4/23/29	350,000	331,374
μ4.76% 1/26/27	115,000	114,094
μ5.58% 6/12/29	175,000	178,733
μ5.81% 6/12/26	145,000	145,870
μ5.94% 8/18/34	250,000	259,884
Regions Financial Corp. 2.25% 5/18/25	100,000	95,303
Royal Bank of Canada
0.88% 1/20/26	250,000	231,737
1.40% 11/2/26	250,000	228,752
1.60% 1/21/25	100,000	96,465
2.05% 1/21/27	100,000	92,858
2.30% 11/3/31	200,000	168,586
3.63% 5/4/27	200,000	193,283
3.88% 5/4/32	200,000	188,726
4.95% 4/25/25	250,000	250,029
5.00% 5/2/33	350,000	356,787
5.20% 7/20/26	250,000	252,669
5.20% 8/1/28	250,000	254,807
6.00% 11/1/27	250,000	261,914
Santander Holdings USA, Inc.
μ2.49% 1/6/28	70,000	64,083
3.45% 6/2/25	100,000	97,135
4.40% 7/13/27	220,000	213,618
4.50% 7/17/25	250,000	247,099
μ6.50% 3/9/29	125,000	129,134
μSantander U.K. Group Holdings PLC
1.53% 8/21/26	250,000	233,130
2.47% 1/11/28	200,000	182,256
3.82% 11/3/28	200,000	187,885
Sumitomo Mitsui Financial Group, Inc.
1.40% 9/17/26	200,000	182,144
1.47% 7/8/25	435,000	411,632
1.90% 9/17/28	200,000	175,049
2.13% 7/8/30	300,000	252,649
2.22% 9/17/31	200,000	164,836
2.35% 1/15/25	200,000	194,121
2.93% 9/17/41	100,000	74,982
3.04% 7/16/29	200,000	182,078
3.35% 10/18/27	150,000	142,105
3.36% 7/12/27	200,000	190,450
3.45% 1/11/27	250,000	240,288
3.54% 1/17/28	250,000	238,106
3.78% 3/9/26	200,000	194,921
3.94% 7/19/28	150,000	144,402
5.52% 1/13/28	450,000	460,573
5.77% 1/13/33	200,000	211,344
5.78% 7/13/33	250,000	264,897
6.18% 7/13/43	165,000	183,443
LVIP SSGA Bond Index Fund-21

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Synovus Bank 5.63% 2/15/28	250,000	$240,199
Toronto-Dominion Bank
0.75% 1/6/26	250,000	230,925
1.25% 9/10/26	200,000	182,720
1.45% 1/10/25	250,000	240,921
1.95% 1/12/27	250,000	230,951
2.00% 9/10/31	100,000	83,173
2.45% 1/12/32	250,000	209,472
5.10% 1/9/26	350,000	352,412
5.16% 1/10/28	350,000	355,279
5.26% 12/11/26	130,000	132,555
5.52% 7/17/28	200,000	205,908
5.53% 7/17/26	200,000	203,800
Truist Bank
3.30% 5/15/26	200,000	190,889
3.63% 9/16/25	250,000	241,621
4.05% 11/3/25	75,000	73,715
Truist Financial Corp.
1.13% 8/3/27	200,000	175,082
1.20% 8/5/25	165,000	154,850
μ1.27% 3/2/27	145,000	132,740
1.95% 6/5/30	165,000	137,671
3.70% 6/5/25	150,000	146,552
μ4.87% 1/26/29	40,000	39,407
μ5.12% 1/26/34	40,000	38,732
μ5.87% 6/8/34	400,000	408,038
μ6.05% 6/8/27	80,000	81,409
μ6.12% 10/28/33	250,000	259,504
μ7.16% 10/30/29	90,000	97,203
U.S. Bancorp
1.38% 7/22/30	150,000	120,899
1.45% 5/12/25	100,000	95,171
μ2.22% 1/27/28	200,000	183,792
2.38% 7/22/26	150,000	140,805
μ2.68% 1/27/33	200,000	166,764
3.00% 7/30/29	150,000	135,752
3.10% 4/27/26	65,000	62,288
3.90% 4/26/28	250,000	241,405
μ4.65% 2/1/29	250,000	246,062
μ4.84% 2/1/34	250,000	239,461
μ5.73% 10/21/26	155,000	156,003
μ5.78% 6/12/29	250,000	256,838
μ5.85% 10/21/33	155,000	159,686
μ6.79% 10/26/27	250,000	261,016
U.S. Bank NA 2.05% 1/21/25	300,000	289,899
UBS AG 5.65% 9/11/28	250,000	259,288
UBS Group AG
4.55% 4/17/26	350,000	345,427
4.88% 5/15/45	400,000	380,770
Wachovia Corp. 5.50% 8/1/35	150,000	151,898
Wells Fargo & Co.
μ2.16% 2/11/26	415,000	399,406
μ2.19% 4/30/26	1,000,000	958,366
μ2.39% 6/2/28	205,000	187,765
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo & Co. (continued)
μ2.57% 2/11/31	115,000	$99,374
μ2.88% 10/30/30	500,000	444,481
3.00% 4/22/26	150,000	143,684
3.00% 10/23/26	300,000	284,812
μ3.35% 3/2/33	390,000	340,632
μ3.53% 3/24/28	140,000	133,563
μ3.58% 5/22/28	755,000	719,187
μ3.91% 4/25/26	145,000	142,123
4.10% 6/3/26	740,000	723,724
4.15% 1/24/29	300,000	291,591
4.30% 7/22/27	750,000	734,064
4.40% 6/14/46	250,000	209,981
μ4.61% 4/25/53	200,000	179,805
4.65% 11/4/44	225,000	197,552
4.75% 12/7/46	350,000	308,247
μ5.01% 4/4/51	950,000	903,628
μ5.39% 4/24/34	195,000	195,847
μ5.56% 7/25/34	600,000	610,865
μ6.30% 10/23/29	385,000	405,760
μ6.49% 10/23/34	355,000	386,200
Wells Fargo Bank NA
5.25% 12/11/26	400,000	404,889
5.45% 8/7/26	315,000	320,132
5.55% 8/1/25	315,000	318,186
6.60% 1/15/38	450,000	501,549
Westpac Banking Corp.
2.35% 2/19/25	200,000	194,485
2.65% 1/16/30	70,000	62,790
μ2.67% 11/15/35	125,000	101,674
2.70% 8/19/26	200,000	191,010
2.85% 5/13/26	150,000	144,015
2.96% 11/16/40	95,000	65,776
3.35% 3/8/27	250,000	241,115
3.40% 1/25/28	100,000	95,403
μ4.11% 7/24/34	95,000	86,852
μ4.32% 11/23/31	250,000	240,361
4.42% 7/24/39	70,000	61,050
5.46% 11/18/27	250,000	258,281
6.82% 11/17/33	350,000	380,041
		140,970,231
Beverages–0.51%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65% 2/1/26	200,000	196,362
4.70% 2/1/36	950,000	946,900
Anheuser-Busch InBev Worldwide, Inc.
4.00% 4/13/28	270,000	266,681
4.38% 4/15/38	285,000	270,272
4.44% 10/6/48	395,000	363,611
4.60% 4/15/48	115,000	108,844
LVIP SSGA Bond Index Fund-22

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc. (continued)
4.75% 1/23/29	395,000	$401,139
4.90% 1/23/31	160,000	166,448
4.95% 1/15/42	300,000	300,085
5.45% 1/23/39	165,000	173,934
5.55% 1/23/49	1,230,000	1,321,771
8.20% 1/15/39	200,000	267,033
Brown-Forman Corp.
3.50% 4/15/25	60,000	58,846
4.00% 4/15/38	85,000	76,979
Coca-Cola Co.
1.00% 3/15/28	145,000	127,835
1.45% 6/1/27	60,000	54,820
1.50% 3/5/28	145,000	130,585
1.65% 6/1/30	700,000	599,571
2.00% 3/5/31	165,000	142,359
2.50% 6/1/40	70,000	52,926
2.50% 3/15/51	165,000	110,775
2.60% 6/1/50	150,000	103,612
2.75% 6/1/60	150,000	103,806
2.90% 5/25/27	100,000	95,628
3.00% 3/5/51	65,000	49,087
Coca-Cola Consolidated, Inc. 3.80% 11/25/25	50,000	48,991
Coca-Cola Femsa SAB de CV 2.75% 1/22/30	300,000	268,575
Constellation Brands, Inc.
3.15% 8/1/29	100,000	92,937
3.50% 5/9/27	30,000	28,892
3.60% 2/15/28	100,000	95,947
3.70% 12/6/26	100,000	97,402
4.10% 2/15/48	100,000	85,043
4.35% 5/9/27	200,000	198,280
4.50% 5/9/47	45,000	40,100
4.65% 11/15/28	125,000	125,182
4.75% 5/9/32	200,000	199,229
4.90% 5/1/33	125,000	125,754
Diageo Capital PLC
2.38% 10/24/29	200,000	180,059
3.88% 5/18/28	200,000	195,474
3.88% 4/29/43	30,000	26,110
5.38% 10/5/26	250,000	255,428
5.63% 10/5/33	250,000	269,642
5.88% 9/30/36	100,000	109,639
Keurig Dr Pepper, Inc.
2.25% 3/15/31	85,000	72,319
3.35% 3/15/51	60,000	44,764
3.40% 11/15/25	150,000	145,745
3.43% 6/15/27	70,000	67,418
3.95% 4/15/29	200,000	194,978
4.05% 4/15/32	135,000	129,910
4.42% 12/15/46	50,000	44,376
4.50% 4/15/52	145,000	132,579
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
Keurig Dr Pepper, Inc. (continued)
4.60% 5/25/28	150,000	$150,088
Molson Coors Beverage Co.
3.00% 7/15/26	110,000	105,352
4.20% 7/15/46	345,000	293,978
5.00% 5/1/42	250,000	240,696
PepsiCo, Inc.
1.40% 2/25/31	75,000	62,019
1.63% 5/1/30	560,000	477,038
1.95% 10/21/31	150,000	127,366
2.38% 10/6/26	80,000	76,018
2.63% 10/21/41	200,000	150,680
2.75% 3/19/30	100,000	91,862
2.75% 10/21/51	135,000	95,921
2.85% 2/24/26	90,000	87,006
3.00% 10/15/27	150,000	144,053
4.45% 5/15/28	200,000	203,484
4.45% 2/15/33	200,000	204,795
4.55% 2/13/26	130,000	130,520
4.65% 2/15/53	200,000	198,726
5.13% 11/10/26	130,000	132,748
		12,737,032
Biotechnology–0.33%
Amgen, Inc.
1.65% 8/15/28	200,000	176,860
1.90% 2/21/25	135,000	130,311
2.00% 1/15/32	200,000	163,992
2.20% 2/21/27	175,000	162,720
2.30% 2/25/31	100,000	85,540
2.45% 2/21/30	400,000	354,715
2.60% 8/19/26	200,000	190,050
2.80% 8/15/41	200,000	145,422
3.00% 2/22/29	90,000	84,651
3.00% 1/15/52	200,000	139,656
3.13% 5/1/25	200,000	194,859
3.15% 2/21/40	200,000	155,625
3.35% 2/22/32	90,000	82,242
3.38% 2/21/50	300,000	223,329
4.20% 2/22/52	90,000	76,170
4.40% 2/22/62	75,000	63,317
5.15% 3/2/28	250,000	255,938
5.15% 11/15/41	250,000	244,401
5.25% 3/2/25	70,000	70,143
5.25% 3/2/30	200,000	205,599
5.25% 3/2/33	225,000	230,677
5.51% 3/2/26	85,000	85,038
5.60% 3/2/43	90,000	92,998
5.65% 3/2/53	705,000	741,721
5.75% 3/2/63	90,000	94,423
Baxalta, Inc.
4.00% 6/23/25	45,000	44,222
5.25% 6/23/45	14,000	13,946
LVIP SSGA Bond Index Fund-23

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Biogen, Inc.
2.25% 5/1/30	75,000	$63,977
3.15% 5/1/50	120,000	84,259
3.25% 2/15/51	586,000	420,469
4.05% 9/15/25	145,000	142,640
Gilead Sciences, Inc.
1.20% 10/1/27	120,000	106,786
1.65% 10/1/30	95,000	79,597
2.60% 10/1/40	250,000	184,108
2.80% 10/1/50	250,000	172,545
3.50% 2/1/25	270,000	265,624
3.65% 3/1/26	300,000	293,914
4.15% 3/1/47	380,000	330,658
4.50% 2/1/45	80,000	73,990
4.60% 9/1/35	200,000	197,824
4.75% 3/1/46	200,000	190,576
4.80% 4/1/44	200,000	192,799
5.25% 10/15/33	155,000	161,552
Illumina, Inc. 5.75% 12/13/27	250,000	256,638
Royalty Pharma PLC
1.20% 9/2/25	180,000	167,944
1.75% 9/2/27	115,000	103,124
2.20% 9/2/30	105,000	88,251
3.30% 9/2/40	160,000	120,186
3.55% 9/2/50	160,000	113,601
		8,319,627
Building Materials–0.14%
Carrier Global Corp.
2.24% 2/15/25	300,000	290,714
2.49% 2/15/27	85,000	79,921
2.72% 2/15/30	120,000	107,360
3.38% 4/5/40	85,000	68,387
3.58% 4/5/50	120,000	93,868
5.90% 3/15/34	125,000	135,199
Fortune Brands Innovations, Inc.
3.25% 9/15/29	150,000	138,620
4.00% 6/15/25	50,000	49,126
5.88% 6/1/33	160,000	167,160
Johnson Controls International PLC
3.90% 2/14/26	28,000	27,354
4.50% 2/15/47	145,000	129,625
4.95% 7/2/64	68,000	61,799
5.13% 9/14/45	5,000	4,783
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
1.75% 9/15/30	85,000	70,604
2.00% 9/16/31	90,000	74,890
Lennox International, Inc.
1.35% 8/1/25	55,000	51,769
1.70% 8/1/27	40,000	35,963
5.50% 9/15/28	200,000	205,374
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
Martin Marietta Materials, Inc.
3.45% 6/1/27	43,000	$41,157
3.50% 12/15/27	100,000	95,733
4.25% 12/15/47	100,000	87,673
Masco Corp.
1.50% 2/15/28	75,000	65,620
2.00% 10/1/30	125,000	103,056
2.00% 2/15/31	150,000	123,269
3.13% 2/15/51	45,000	31,396
3.50% 11/15/27	60,000	56,938
Mohawk Industries, Inc.
3.63% 5/15/30	150,000	138,614
5.85% 9/18/28	100,000	103,663
Owens Corning
3.88% 6/1/30	150,000	140,701
3.95% 8/15/29	70,000	66,667
4.30% 7/15/47	100,000	87,541
7.00% 12/1/36	50,000	57,350
Trane Technologies Financing Ltd. 5.25% 3/3/33	45,000	46,591
Trane Technologies Global Holding Co. Ltd.
3.75% 8/21/28	100,000	97,467
4.30% 2/21/48	100,000	88,675
5.75% 6/15/43	100,000	107,253
Vulcan Materials Co.
3.90% 4/1/27	45,000	43,553
5.80% 3/1/26	135,000	135,140
		3,510,573
Chemicals–0.38%
Air Products & Chemicals, Inc. 4.80% 3/3/33	250,000	257,972
Albemarle Corp.
5.05% 6/1/32	100,000	97,599
5.45% 12/1/44	100,000	93,093
5.65% 6/1/52	100,000	92,781
Cabot Corp. 4.00% 7/1/29	100,000	94,832
Celanese U.S. Holdings LLC
1.40% 8/5/26	50,000	45,563
6.35% 11/15/28	250,000	262,179
6.55% 11/15/30	350,000	369,994
6.70% 11/15/33	175,000	189,805
Dow Chemical Co.
2.10% 11/15/30	250,000	213,935
3.60% 11/15/50	250,000	193,101
4.38% 11/15/42	400,000	353,170
4.80% 5/15/49	95,000	87,027
5.25% 11/15/41	100,000	98,106
6.30% 3/15/33	155,000	170,774
7.38% 11/1/29	58,000	65,488
9.40% 5/15/39	58,000	80,666
DuPont de Nemours, Inc.
4.49% 11/15/25	250,000	248,158
LVIP SSGA Bond Index Fund-24

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
DuPont de Nemours, Inc. (continued)
4.73% 11/15/28	350,000	$355,152
5.32% 11/15/38	135,000	138,466
5.42% 11/15/48	225,000	233,835
Eastman Chemical Co.
3.80% 3/15/25	100,000	98,245
4.65% 10/15/44	70,000	61,432
4.80% 9/1/42	250,000	226,494
Ecolab, Inc.
1.30% 1/30/31	195,000	159,241
2.13% 8/15/50	250,000	153,360
2.70% 11/1/26	45,000	43,064
5.25% 1/15/28	300,000	309,631
EIDP, Inc.
1.70% 7/15/25	155,000	147,010
2.30% 7/15/30	335,000	293,732
Huntsman International LLC
2.95% 6/15/31	45,000	38,111
4.50% 5/1/29	90,000	86,696
International Flavors & Fragrances, Inc. 4.38% 6/1/47	55,000	42,196
Linde, Inc.
1.10% 8/10/30	250,000	206,916
2.00% 8/10/50	160,000	94,329
LYB International Finance III LLC
1.25% 10/1/25	40,000	37,362
2.25% 10/1/30	45,000	38,537
3.38% 10/1/40	60,000	45,990
3.63% 4/1/51	85,000	61,847
3.80% 10/1/60	60,000	42,470
4.20% 10/15/49	125,000	98,783
5.63% 5/15/33	500,000	522,328
Mosaic Co.
4.05% 11/15/27	150,000	146,269
5.45% 11/15/33	104,000	106,166
5.63% 11/15/43	200,000	197,111
NewMarket Corp. 2.70% 3/18/31	200,000	168,147
Nutrien Ltd.
2.95% 5/13/30	100,000	90,310
3.00% 4/1/25	300,000	291,212
3.95% 5/13/50	100,000	81,472
4.13% 3/15/35	100,000	92,432
4.90% 3/27/28	115,000	116,035
5.95% 11/7/25	70,000	71,216
PPG Industries, Inc.
1.20% 3/15/26	135,000	124,783
2.55% 6/15/30	50,000	43,433
2.80% 8/15/29	100,000	90,435
RPM International, Inc.
2.95% 1/15/32	125,000	105,338
3.75% 3/15/27	100,000	96,105
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
RPM International, Inc. (continued)
5.25% 6/1/45	100,000	$94,153
Sherwin-Williams Co.
2.30% 5/15/30	60,000	52,032
2.95% 8/15/29	100,000	91,993
3.30% 5/15/50	100,000	73,347
3.45% 6/1/27	145,000	139,961
3.80% 8/15/49	100,000	80,178
3.95% 1/15/26	250,000	245,112
4.50% 6/1/47	88,000	80,488
Westlake Corp.
3.60% 8/15/26	150,000	144,887
5.00% 8/15/46	100,000	90,916
		9,463,001
Coal–0.00%
Teck Resources Ltd. 3.90% 7/15/30	125,000	115,997
		115,997
Commercial Services–0.29%
Automatic Data Processing, Inc.
1.25% 9/1/30	75,000	62,426
1.70% 5/15/28	95,000	85,690
3.38% 9/15/25	125,000	122,472
Block Financial LLC 3.88% 8/15/30	60,000	54,872
California Institute of Technology
3.65% 9/1/19	45,000	32,047
4.32% 8/1/45	60,000	54,876
Cintas Corp. No. 2
3.45% 5/1/25	60,000	58,923
3.70% 4/1/27	100,000	97,883
Emory University
2.14% 9/1/30	35,000	30,106
2.97% 9/1/50	35,000	24,887
Equifax, Inc.
2.35% 9/15/31	350,000	290,487
5.10% 12/15/27	45,000	45,409
Ford Foundation
2.42% 6/1/50	200,000	131,614
2.82% 6/1/70	30,000	19,123
George Washington University
4.13% 9/15/48	200,000	183,397
4.30% 9/15/44	100,000	87,415
Georgetown University
4.32% 4/1/49	50,000	44,067
5.12% 4/1/53	55,000	57,000
5.22% 10/1/18	50,000	47,711
Global Payments, Inc.
1.20% 3/1/26	375,000	344,514
2.15% 1/15/27	200,000	184,120
LVIP SSGA Bond Index Fund-25

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
Global Payments, Inc. (continued)
2.90% 5/15/30	115,000	$101,152
2.90% 11/15/31	200,000	171,078
4.45% 6/1/28	100,000	97,341
4.80% 4/1/26	100,000	99,128
Johns Hopkins University
2.81% 1/1/60	35,000	22,902
4.71% 7/1/32	60,000	61,280
Leland Stanford Junior University
2.41% 6/1/50	60,000	39,712
3.65% 5/1/48	70,000	60,529
Massachusetts Institute of Technology
3.07% 4/1/52	200,000	150,250
3.89% 7/1/16	55,000	43,131
5.60% 7/1/11	200,000	228,951
Moody's Corp.
2.00% 8/19/31	100,000	82,980
2.75% 8/19/41	100,000	72,831
3.25% 1/15/28	65,000	62,027
3.25% 5/20/50	100,000	73,486
3.75% 2/25/52	100,000	81,811
4.25% 2/1/29	100,000	98,980
4.88% 12/17/48	100,000	94,178
Northwestern University 3.66% 12/1/57	75,000	60,215
PayPal Holdings, Inc.
1.65% 6/1/25	100,000	95,441
2.30% 6/1/30	80,000	69,925
2.65% 10/1/26	65,000	61,734
2.85% 10/1/29	95,000	86,895
3.25% 6/1/50	500,000	374,825
President & Fellows of Harvard College
3.15% 7/15/46	100,000	76,984
3.30% 7/15/56	100,000	75,943
3.75% 11/15/52	65,000	56,300
Quanta Services, Inc.
2.35% 1/15/32	55,000	45,513
3.05% 10/1/41	60,000	44,046
RELX Capital, Inc.
3.00% 5/22/30	100,000	92,012
4.00% 3/18/29	200,000	196,605
Rockefeller Foundation 2.49% 10/1/50	60,000	39,412
S&P Global, Inc.
1.25% 8/15/30	75,000	61,390
2.30% 8/15/60	395,000	236,430
2.45% 3/1/27	70,000	66,007
2.50% 12/1/29	55,000	49,506
2.70% 3/1/29	150,000	138,695
2.90% 3/1/32	105,000	93,721
2.95% 1/22/27	150,000	143,169
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
S&P Global, Inc. (continued)
3.25% 12/1/49	65,000	$48,624
3.70% 3/1/52	35,000	29,044
3.90% 3/1/62	45,000	37,630
5.25% 9/15/33	160,000	167,395
Trustees of Boston University 4.06% 10/1/48	25,000	21,825
Trustees of Princeton University
2.52% 7/1/50	40,000	27,191
5.70% 3/1/39	50,000	56,326
Trustees of the University of Pennsylvania 3.61% 2/15/19	100,000	71,520
UL Solutions, Inc. 6.50% 10/20/28	250,000	262,864
University of Chicago
2.55% 4/1/50	35,000	24,084
3.00% 10/1/52	65,000	46,634
4.00% 10/1/53	60,000	52,498
University of Notre Dame du Lac 3.39% 2/15/48	100,000	80,749
University of Southern California
3.03% 10/1/39	200,000	164,890
3.84% 10/1/47	55,000	47,082
Verisk Analytics, Inc.
3.63% 5/15/50	20,000	15,124
4.00% 6/15/25	100,000	98,247
4.13% 3/15/29	120,000	117,060
William Marsh Rice University 3.57% 5/15/45	100,000	83,884
		7,318,225
Computers–0.55%
Apple, Inc.
0.55% 8/20/25	400,000	376,152
0.70% 2/8/26	250,000	231,542
1.13% 5/11/25	535,000	510,153
1.20% 2/8/28	250,000	222,422
1.25% 8/20/30	100,000	83,009
1.40% 8/5/28	200,000	177,198
1.65% 5/11/30	120,000	102,621
1.70% 8/5/31	200,000	167,312
2.05% 9/11/26	200,000	188,396
2.20% 9/11/29	250,000	226,059
2.40% 8/20/50	220,000	144,174
2.45% 8/4/26	250,000	238,297
2.50% 2/9/25	250,000	243,808
2.65% 5/11/50	500,000	344,168
2.70% 8/5/51	200,000	137,524
2.75% 1/13/25	100,000	97,979
2.80% 2/8/61	250,000	169,963
2.85% 8/5/61	200,000	136,622
2.95% 9/11/49	135,000	99,138
3.00% 11/13/27	200,000	191,926
LVIP SSGA Bond Index Fund-26

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Apple, Inc. (continued)
3.20% 5/13/25	150,000	$146,946
3.20% 5/11/27	154,000	149,006
3.35% 2/9/27	200,000	194,802
3.45% 2/9/45	125,000	104,056
3.75% 9/12/47	225,000	192,050
3.75% 11/13/47	150,000	128,230
3.85% 8/4/46	135,000	117,282
3.95% 8/8/52	800,000	700,155
4.00% 5/10/28	175,000	174,592
4.25% 2/9/47	25,000	23,578
4.30% 5/10/33	250,000	253,883
4.38% 5/13/45	100,000	94,826
4.42% 5/8/26	180,000	180,028
4.45% 5/6/44	200,000	194,166
4.50% 2/23/36	250,000	255,528
4.85% 5/10/53	250,000	254,736
Dell International LLC/EMC Corp.
3.38% 12/15/41	125,000	94,253
3.45% 12/15/51	250,000	180,688
4.90% 10/1/26	800,000	801,273
5.30% 10/1/29	300,000	308,941
6.02% 6/15/26	250,000	255,902
8.10% 7/15/36	73,000	89,783
8.35% 7/15/46	33,000	43,338
Hewlett Packard Enterprise Co.
1.75% 4/1/26	300,000	279,276
5.25% 7/1/28	250,000	255,570
6.35% 10/15/45	250,000	269,697
HP, Inc.
2.20% 6/17/25	150,000	143,644
3.00% 6/17/27	150,000	141,853
4.20% 4/15/32	200,000	189,870
6.00% 9/15/41	305,000	321,281
International Business Machines Corp.
1.95% 5/15/30	110,000	94,460
2.20% 2/9/27	100,000	93,091
2.72% 2/9/32	155,000	136,127
2.85% 5/15/40	165,000	123,231
2.95% 5/15/50	155,000	106,485
3.30% 5/15/26	250,000	242,756
3.30% 1/27/27	100,000	96,351
3.43% 2/9/52	125,000	92,909
3.45% 2/19/26	150,000	146,090
4.00% 6/20/42	200,000	174,051
4.15% 5/15/39	200,000	181,542
4.25% 5/15/49	350,000	306,286
4.75% 2/6/33	250,000	253,279
5.10% 2/6/53	250,000	250,748
5.60% 11/30/39	210,000	221,227
5.88% 11/29/32	120,000	131,138
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Leidos, Inc.
2.30% 2/15/31	195,000	$163,216
5.75% 3/15/33	45,000	46,925
NetApp, Inc.
1.88% 6/22/25	35,000	33,299
2.38% 6/22/27	50,000	46,422
2.70% 6/22/30	50,000	44,147
Teledyne FLIR LLC 2.50% 8/1/30	35,000	30,099
Western Digital Corp.
2.85% 2/1/29	65,000	55,957
3.10% 2/1/32	110,000	87,516
		13,785,048
Cosmetics & Personal Care–0.19%
Colgate-Palmolive Co.
3.70% 8/1/47	55,000	48,144
4.00% 8/15/45	100,000	92,464
4.60% 3/1/28	250,000	256,201
Estee Lauder Cos., Inc.
1.95% 3/15/31	115,000	96,322
3.15% 3/15/27	100,000	95,654
4.15% 3/15/47	65,000	56,245
4.38% 6/15/45	250,000	226,732
4.65% 5/15/33	125,000	125,560
Haleon U.K. Capital PLC 3.13% 3/24/25	250,000	244,106
Haleon U.S. Capital LLC
3.38% 3/24/27	250,000	240,539
3.38% 3/24/29	250,000	236,438
3.63% 3/24/32	250,000	230,600
Kenvue, Inc. 5.05% 3/22/53	400,000	413,837
Procter & Gamble Co.
0.55% 10/29/25	100,000	93,446
1.20% 10/29/30	100,000	82,836
1.90% 2/1/27	400,000	373,184
2.30% 2/1/32	400,000	353,338
2.70% 2/2/26	100,000	96,607
2.85% 8/11/27	150,000	143,504
4.05% 1/26/33	250,000	250,377
Unilever Capital Corp.
1.38% 9/14/30	105,000	86,915
2.00% 7/28/26	100,000	94,247
2.90% 5/5/27	150,000	143,239
3.38% 3/22/25	100,000	98,307
3.50% 3/22/28	100,000	96,984
4.88% 9/8/28	100,000	102,625
5.00% 12/8/33	100,000	103,725
5.90% 11/15/32	133,000	147,977
		4,630,153
Distribution/Wholesale–0.01%
WW Grainger, Inc.
3.75% 5/15/46	150,000	125,386
4.20% 5/15/47	100,000	89,749
LVIP SSGA Bond Index Fund-27

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Distribution/Wholesale (continued)
WW Grainger, Inc. (continued)
4.60% 6/15/45	55,000	$52,870
		268,005
Diversified Financial Services–0.89%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.75% 1/30/26	225,000	208,941
2.45% 10/29/26	150,000	138,888
3.30% 1/30/32	240,000	208,879
3.40% 10/29/33	150,000	128,801
3.50% 1/15/25	150,000	146,599
3.65% 7/21/27	150,000	142,524
3.85% 10/29/41	150,000	120,808
4.63% 10/15/27	200,000	195,834
5.75% 6/6/28	210,000	214,922
6.15% 9/30/30	290,000	305,396
6.50% 7/15/25	150,000	151,900
Air Lease Corp.
2.10% 9/1/28	70,000	61,260
2.20% 1/15/27	200,000	183,139
3.13% 12/1/30	50,000	43,733
3.25% 3/1/25	100,000	97,378
3.38% 7/1/25	95,000	91,951
3.75% 6/1/26	100,000	96,475
5.85% 12/15/27	250,000	256,462
Aircastle Ltd. 4.25% 6/15/26	65,000	62,798
Ally Financial, Inc.
μ6.99% 6/13/29	125,000	129,095
8.00% 11/1/31	600,000	657,300
American Express Co.
1.65% 11/4/26	85,000	78,110
3.30% 5/3/27	230,000	219,941
4.05% 5/3/29	165,000	163,313
4.05% 12/3/42	135,000	121,306
4.90% 2/13/26	85,000	85,205
μ4.99% 5/1/26	250,000	249,267
μ5.63% 7/28/34	125,000	129,164
5.85% 11/5/27	300,000	312,821
μ6.34% 10/30/26	250,000	254,889
μ6.49% 10/30/31	165,000	178,937
Ameriprise Financial, Inc.
2.88% 9/15/26	100,000	95,693
5.15% 5/15/33	115,000	118,496
BGC Group, Inc. 8.00% 5/25/28	200,000	208,773
BlackRock, Inc.
1.90% 1/28/31	50,000	42,177
2.10% 2/25/32	250,000	208,751
2.40% 4/30/30	90,000	80,387
3.20% 3/15/27	167,000	161,764
3.25% 4/30/29	150,000	144,095
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Capital One Financial Corp.
μ1.88% 11/2/27	250,000	$224,868
μ2.36% 7/29/32	200,000	151,522
μ2.62% 11/2/32	250,000	199,994
3.20% 2/5/25	150,000	146,396
μ3.27% 3/1/30	200,000	178,621
3.65% 5/11/27	500,000	476,737
3.75% 3/9/27	250,000	238,702
4.20% 10/29/25	200,000	196,072
4.25% 4/30/25	150,000	147,726
μ5.47% 2/1/29	155,000	154,542
μ6.31% 6/8/29	165,000	169,275
μ6.38% 6/8/34	165,000	169,818
μ7.62% 10/30/31	180,000	197,800
Cboe Global Markets, Inc.
1.63% 12/15/30	200,000	164,338
3.65% 1/12/27	100,000	97,002
Charles Schwab Corp.
0.90% 3/11/26	335,000	307,096
1.65% 3/11/31	400,000	322,859
2.00% 3/20/28	200,000	177,918
3.00% 3/10/25	100,000	97,475
3.20% 3/2/27	100,000	95,159
3.25% 5/22/29	200,000	187,543
3.30% 4/1/27	90,000	85,627
3.45% 2/13/26	70,000	67,822
3.85% 5/21/25	200,000	196,161
μ5.85% 5/19/34	125,000	129,031
μ6.14% 8/24/34	250,000	263,519
μ6.20% 11/17/29	140,000	146,811
CI Financial Corp.
3.20% 12/17/30	155,000	122,422
4.10% 6/15/51	200,000	117,336
CME Group, Inc.
2.65% 3/15/32	105,000	93,341
3.75% 6/15/28	100,000	97,803
4.15% 6/15/48	75,000	67,967
5.30% 9/15/43	100,000	106,143
Discover Financial Services
3.75% 3/4/25	100,000	97,680
4.10% 2/9/27	115,000	110,356
4.50% 1/30/26	150,000	148,062
6.70% 11/29/32	200,000	209,508
Eaton Vance Corp. 3.50% 4/6/27	100,000	95,833
Franklin Resources, Inc.
1.60% 10/30/30	100,000	81,561
2.85% 3/30/25	100,000	97,397
Intercontinental Exchange, Inc.
1.85% 9/15/32	165,000	131,702
2.10% 6/15/30	155,000	134,007
2.65% 9/15/40	165,000	122,951
3.00% 6/15/50	115,000	82,633
3.00% 9/15/60	160,000	108,286
LVIP SSGA Bond Index Fund-28

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Intercontinental Exchange, Inc. (continued)
3.65% 5/23/25	95,000	$93,300
3.75% 12/1/25	85,000	83,576
3.75% 9/21/28	105,000	102,074
4.00% 9/15/27	200,000	196,527
4.25% 9/21/48	150,000	134,299
4.35% 6/15/29	85,000	84,612
4.60% 3/15/33	55,000	54,698
4.95% 6/15/52	95,000	94,496
5.20% 6/15/62	145,000	148,501
Invesco Finance PLC 3.75% 1/15/26	100,000	97,363
Janus Henderson U.S. Holdings, Inc. 4.88% 8/1/25	150,000	148,303
Jefferies Financial Group, Inc.
2.75% 10/15/32	155,000	126,954
5.88% 7/21/28	135,000	138,429
6.25% 1/15/36	100,000	105,107
Lazard Group LLC
3.63% 3/1/27	100,000	94,610
3.75% 2/13/25	100,000	97,799
Legg Mason, Inc. 4.75% 3/15/26	150,000	149,463
Mastercard, Inc.
1.90% 3/15/31	100,000	85,307
2.00% 3/3/25	200,000	193,758
2.95% 11/21/26	150,000	144,659
2.95% 6/1/29	150,000	141,188
2.95% 3/15/51	45,000	33,364
3.30% 3/26/27	600,000	581,832
3.65% 6/1/49	150,000	126,545
3.80% 11/21/46	100,000	87,297
Nasdaq, Inc.
1.65% 1/15/31	200,000	162,295
2.50% 12/21/40	200,000	138,610
3.85% 6/30/26	45,000	43,858
3.95% 3/7/52	100,000	79,193
5.55% 2/15/34	210,000	218,159
Nomura Holdings, Inc.
1.85% 7/16/25	300,000	284,036
2.33% 1/22/27	200,000	183,361
2.61% 7/14/31	200,000	166,109
2.68% 7/16/30	200,000	170,445
2.71% 1/22/29	200,000	177,015
3.00% 1/22/32	200,000	168,603
5.39% 7/6/27	200,000	200,696
6.07% 7/12/28	250,000	258,117
ORIX Corp.
2.25% 3/9/31	100,000	84,760
3.70% 7/18/27	100,000	96,829
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Raymond James Financial, Inc.
3.75% 4/1/51	250,000	$188,583
4.95% 7/15/46	50,000	46,645
Synchrony Financial
2.88% 10/28/31	125,000	100,110
3.70% 8/4/26	200,000	188,220
4.50% 7/23/25	100,000	97,685
5.15% 3/19/29	50,000	48,549
Visa, Inc.
1.90% 4/15/27	500,000	464,744
2.00% 8/15/50	300,000	185,249
2.70% 4/15/40	100,000	77,154
2.75% 9/15/27	75,000	71,397
3.15% 12/14/25	350,000	341,484
4.15% 12/14/35	115,000	112,722
4.30% 12/14/45	530,000	493,790
Voya Financial, Inc.
3.65% 6/15/26	100,000	96,701
4.80% 6/15/46	60,000	51,680
5.70% 7/15/43	100,000	97,783
Western Union Co.
1.35% 3/15/26	100,000	91,759
2.75% 3/15/31	100,000	83,186
2.85% 1/10/25	50,000	48,580
		22,173,762
Electric–2.13%
AEP Texas, Inc.
2.10% 7/1/30	100,000	83,887
3.45% 1/15/50	50,000	36,051
4.15% 5/1/49	100,000	80,588
5.40% 6/1/33	180,000	182,744
AEP Transmission Co. LLC
3.75% 12/1/47	100,000	79,265
4.50% 6/15/52	40,000	36,114
AES Corp.
1.38% 1/15/26	190,000	175,803
2.45% 1/15/31	250,000	210,010
Alabama Power Co.
1.45% 9/15/30	250,000	201,760
3.05% 3/15/32	65,000	57,659
3.70% 12/1/47	100,000	79,178
3.75% 3/1/45	150,000	121,863
4.30% 1/2/46	150,000	130,331
4.30% 7/15/48	65,000	56,252
6.13% 5/15/38	100,000	107,637
Ameren Corp.
1.75% 3/15/28	100,000	88,344
3.65% 2/15/26	50,000	48,560
Ameren Illinois Co.
1.55% 11/15/30	40,000	32,532
3.70% 12/1/47	100,000	81,618
3.80% 5/15/28	100,000	97,305
4.95% 6/1/33	250,000	253,174
LVIP SSGA Bond Index Fund-29

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
American Electric Power Co., Inc.
1.00% 11/1/25	125,000	$116,012
2.30% 3/1/30	50,000	42,690
3.20% 11/13/27	100,000	95,171
3.25% 3/1/50	65,000	46,236
5.63% 3/1/33	65,000	67,716
5.70% 8/15/25	115,000	115,755
5.95% 11/1/32	200,000	213,466
Appalachian Power Co.
2.70% 4/1/31	250,000	213,524
3.70% 5/1/50	100,000	74,797
Arizona Public Service Co.
2.95% 9/15/27	50,000	47,254
3.15% 5/15/25	100,000	97,274
3.35% 5/15/50	70,000	49,511
3.50% 12/1/49	100,000	71,215
4.25% 3/1/49	100,000	80,821
4.35% 11/15/45	100,000	84,085
4.50% 4/1/42	100,000	87,162
5.05% 9/1/41	100,000	94,564
Atlantic City Electric Co. 2.30% 3/15/31	50,000	42,148
Avangrid, Inc. 3.80% 6/1/29	100,000	94,266
Avista Corp. 4.35% 6/1/48	100,000	84,372
Baltimore Gas & Electric Co.
2.90% 6/15/50	55,000	37,353
3.50% 8/15/46	200,000	152,932
3.75% 8/15/47	100,000	79,107
6.35% 10/1/36	100,000	109,992
Berkshire Hathaway Energy Co.
1.65% 5/15/31	90,000	72,176
2.85% 5/15/51	150,000	101,325
3.25% 4/15/28	125,000	118,714
3.80% 7/15/48	70,000	55,100
4.60% 5/1/53	150,000	133,527
5.15% 11/15/43	200,000	196,788
5.95% 5/15/37	125,000	132,881
6.13% 4/1/36	247,000	267,659
Black Hills Corp.
3.05% 10/15/29	100,000	89,839
3.15% 1/15/27	100,000	94,305
3.88% 10/15/49	100,000	74,620
6.15% 5/15/34	250,000	260,282
CenterPoint Energy Houston Electric LLC
2.35% 4/1/31	85,000	72,786
2.40% 9/1/26	100,000	94,042
3.00% 2/1/27	100,000	95,141
3.35% 4/1/51	125,000	94,918
4.25% 2/1/49	50,000	44,046
CenterPoint Energy, Inc.
2.95% 3/1/30	100,000	88,395
3.70% 9/1/49	100,000	75,509
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Cleco Corporate Holdings LLC
3.74% 5/1/26	100,000	$96,459
4.97% 5/1/46	70,000	58,681
Cleveland Electric Illuminating Co. 5.95% 12/15/36	100,000	102,339
CMS Energy Corp. 4.88% 3/1/44	100,000	95,008
Commonwealth Edison Co.
2.20% 3/1/30	100,000	86,435
2.55% 6/15/26	100,000	95,184
2.75% 9/1/51	285,000	185,088
3.13% 3/15/51	100,000	70,787
3.20% 11/15/49	145,000	104,019
3.65% 6/15/46	100,000	78,877
3.70% 8/15/28	45,000	43,498
4.00% 3/1/48	250,000	211,769
4.90% 2/1/33	90,000	91,067
6.45% 1/15/38	100,000	110,113
Connecticut Light & Power Co.
0.75% 12/1/25	50,000	46,337
4.15% 6/1/45	75,000	65,649
4.30% 4/15/44	130,000	114,581
Consolidated Edison Co. of New York, Inc.
3.00% 12/1/60	160,000	104,235
3.60% 6/15/61	200,000	149,910
3.70% 11/15/59	85,000	63,391
3.80% 5/15/28	100,000	96,770
3.95% 3/1/43	150,000	127,520
4.00% 12/1/28	100,000	97,755
4.30% 12/1/56	100,000	83,071
4.45% 3/15/44	200,000	179,071
4.50% 12/1/45	100,000	89,038
4.63% 12/1/54	200,000	179,451
4.65% 12/1/48	100,000	90,490
5.50% 12/1/39	250,000	252,550
5.85% 3/15/36	100,000	105,523
6.30% 8/15/37	20,000	21,915
6.75% 4/1/38	25,000	28,535
Constellation Energy Generation LLC
3.25% 6/1/25	60,000	58,274
5.60% 6/15/42	292,000	291,390
6.13% 1/15/34	75,000	80,256
6.25% 10/1/39	100,000	106,914
Consumers Energy Co.
2.50% 5/1/60	85,000	51,903
3.95% 5/15/43	150,000	128,869
4.63% 5/15/33	100,000	99,831
4.65% 3/1/28	250,000	251,580
4.90% 2/15/29	250,000	254,365
LVIP SSGA Bond Index Fund-30

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Dayton Power & Light Co. 3.95% 6/15/49	95,000	$72,875
Delmarva Power & Light Co. 4.15% 5/15/45	50,000	41,530
Dominion Energy South Carolina, Inc.
6.05% 1/15/38	225,000	243,329
6.25% 10/15/53	145,000	167,165
Dominion Energy, Inc.
1.45% 4/15/26	40,000	37,077
2.25% 8/15/31	90,000	74,538
2.85% 8/15/26	60,000	56,523
3.30% 4/15/41	30,000	22,915
3.38% 4/1/30	400,000	368,247
4.25% 6/1/28	250,000	244,916
4.60% 3/15/49	150,000	132,052
4.90% 8/1/41	60,000	55,410
5.95% 6/15/35	25,000	26,329
DTE Electric Co.
1.90% 4/1/28	160,000	143,936
2.25% 3/1/30	150,000	131,589
3.25% 4/1/51	70,000	51,213
3.70% 6/1/46	50,000	40,151
3.75% 8/15/47	100,000	79,931
3.95% 3/1/49	70,000	58,811
4.05% 5/15/48	100,000	84,680
DTE Energy Co.
2.85% 10/1/26	200,000	189,043
3.40% 6/15/29	98,000	91,593
4.88% 6/1/28	210,000	211,820
Duke Energy Carolinas LLC
2.55% 4/15/31	75,000	64,993
3.45% 4/15/51	90,000	67,795
3.95% 3/15/48	150,000	123,406
4.00% 9/30/42	150,000	128,506
4.95% 1/15/33	250,000	254,630
5.30% 2/15/40	100,000	101,096
6.10% 6/1/37	170,000	182,585
Duke Energy Corp.
0.90% 9/15/25	65,000	60,651
2.45% 6/1/30	370,000	322,559
2.65% 9/1/26	165,000	156,567
3.15% 8/15/27	250,000	236,261
3.40% 6/15/29	65,000	61,071
3.95% 8/15/47	200,000	158,982
4.20% 6/15/49	65,000	52,867
4.80% 12/15/45	100,000	90,946
5.00% 12/8/27	125,000	126,359
5.75% 9/15/33	250,000	264,454
6.10% 9/15/53	250,000	270,759
Duke Energy Florida LLC
1.75% 6/15/30	335,000	279,428
3.20% 1/15/27	150,000	144,870
3.85% 11/15/42	100,000	82,480
5.95% 11/15/52	40,000	43,765
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Duke Energy Florida Project Finance LLC 2.54% 9/1/31	85,855	$80,379
Duke Energy Indiana LLC
2.75% 4/1/50	125,000	80,812
3.25% 10/1/49	50,000	36,240
3.75% 5/15/46	150,000	119,291
6.12% 10/15/35	100,000	106,812
6.45% 4/1/39	130,000	145,680
Duke Energy Ohio, Inc.
3.65% 2/1/29	100,000	96,251
3.70% 6/15/46	68,000	53,117
4.30% 2/1/49	45,000	38,298
5.25% 4/1/33	35,000	36,057
5.65% 4/1/53	60,000	62,840
Duke Energy Progress LLC
3.45% 3/15/29	70,000	66,760
3.70% 9/1/28	100,000	97,053
4.10% 3/15/43	100,000	85,257
6.30% 4/1/38	250,000	275,711
Duke Energy Progress NC Storm Funding LLC 2.39% 7/1/39	100,000	80,706
Edison International 5.25% 11/15/28	145,000	145,891
El Paso Electric Co. 5.00% 12/1/44	150,000	125,279
Emera U.S. Finance LP
3.55% 6/15/26	100,000	96,348
4.75% 6/15/46	105,000	86,385
Enel Americas SA 4.00% 10/25/26	35,000	34,055
Enel Chile SA 4.88% 6/12/28	150,000	148,204
Entergy Arkansas LLC
2.65% 6/15/51	65,000	40,865
3.35% 6/15/52	100,000	72,414
3.50% 4/1/26	60,000	58,287
4.20% 4/1/49	100,000	85,596
Entergy Corp.
1.90% 6/15/28	85,000	75,283
2.40% 6/15/31	100,000	83,684
2.95% 9/1/26	90,000	85,452
Entergy Louisiana LLC
1.60% 12/15/30	50,000	40,059
2.35% 6/15/32	100,000	83,170
2.40% 10/1/26	100,000	93,633
2.90% 3/15/51	75,000	50,014
3.10% 6/15/41	100,000	75,476
3.25% 4/1/28	150,000	141,012
4.00% 3/15/33	95,000	88,504
4.20% 4/1/50	100,000	84,445
4.95% 1/15/45	110,000	100,587
Entergy Mississippi LLC
2.85% 6/1/28	50,000	46,150
3.50% 6/1/51	145,000	107,674
3.85% 6/1/49	25,000	20,027
LVIP SSGA Bond Index Fund-31

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Entergy Texas, Inc.
3.55% 9/30/49	50,000	$37,725
5.80% 9/1/53	140,000	150,351
Evergy Kansas Central, Inc.
2.55% 7/1/26	50,000	47,362
4.25% 12/1/45	50,000	42,394
5.70% 3/15/53	335,000	349,658
Evergy Metro, Inc.
2.25% 6/1/30	150,000	127,830
4.20% 6/15/47	100,000	84,071
Eversource Energy
0.80% 8/15/25	200,000	186,329
2.55% 3/15/31	250,000	211,088
2.90% 3/1/27	100,000	94,668
3.15% 1/15/25	100,000	97,386
3.30% 1/15/28	100,000	94,689
3.38% 3/1/32	100,000	88,493
4.25% 4/1/29	75,000	72,739
5.45% 3/1/28	365,000	375,152
Exelon Corp.
2.75% 3/15/27	100,000	94,176
3.35% 3/15/32	100,000	89,385
3.40% 4/15/26	100,000	96,807
4.10% 3/15/52	40,000	32,338
4.45% 4/15/46	100,000	87,117
4.95% 6/15/35	105,000	101,063
5.10% 6/15/45	105,000	99,695
5.15% 3/15/28	50,000	50,822
5.30% 3/15/33	100,000	102,054
5.60% 3/15/53	100,000	101,603
Florida Power & Light Co.
3.13% 12/1/25	250,000	243,003
3.15% 10/1/49	310,000	227,421
3.70% 12/1/47	100,000	80,838
3.80% 12/15/42	100,000	86,368
4.05% 6/1/42	150,000	132,791
4.13% 6/1/48	100,000	87,326
4.80% 5/15/33	250,000	252,802
5.05% 4/1/28	145,000	148,213
5.10% 4/1/33	160,000	165,115
5.30% 4/1/53	165,000	172,485
5.69% 3/1/40	50,000	53,825
5.95% 2/1/38	200,000	218,806
5.96% 4/1/39	100,000	110,114
Fortis, Inc. 3.06% 10/4/26	200,000	189,852
Georgia Power Co.
2.65% 9/15/29	105,000	95,071
3.25% 4/1/26	50,000	48,061
3.25% 3/15/51	285,000	206,118
3.70% 1/30/50	40,000	31,577
4.30% 3/15/42	200,000	176,819
4.30% 3/15/43	100,000	86,950
4.65% 5/16/28	250,000	251,911
4.75% 9/1/40	100,000	93,049
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Hydro-Quebec 8.50% 12/1/29	115,000	$137,390
Iberdrola International BV 6.75% 7/15/36	100,000	114,779
Idaho Power Co. 5.50% 3/15/53	200,000	206,203
Indiana Michigan Power Co.
3.75% 7/1/47	100,000	76,598
3.85% 5/15/28	150,000	144,748
4.25% 8/15/48	50,000	41,919
Interstate Power & Light Co.
2.30% 6/1/30	25,000	21,385
3.50% 9/30/49	50,000	37,019
3.60% 4/1/29	200,000	189,681
5.70% 10/15/33	105,000	110,565
6.25% 7/15/39	130,000	139,847
ITC Holdings Corp.
3.25% 6/30/26	90,000	86,522
3.35% 11/15/27	100,000	94,840
Kentucky Utilities Co.
3.30% 6/1/50	105,000	76,817
5.13% 11/1/40	100,000	97,097
MidAmerican Energy Co.
3.10% 5/1/27	100,000	95,688
3.65% 4/15/29	50,000	47,770
3.95% 8/1/47	100,000	83,571
4.25% 7/15/49	50,000	43,510
4.40% 10/15/44	100,000	89,386
5.35% 1/15/34	125,000	131,712
5.75% 11/1/35	25,000	26,669
Mississippi Power Co. 3.95% 3/30/28	100,000	97,152
NATIONAL GRID PLC 5.60% 6/12/28	250,000	257,567
National Rural Utilities Cooperative Finance Corp.
1.00% 6/15/26	250,000	229,239
1.35% 3/15/31	125,000	98,057
2.40% 3/15/30	195,000	169,217
3.05% 4/25/27	100,000	95,015
3.25% 11/1/25	100,000	97,140
4.02% 11/1/32	100,000	93,162
5.80% 1/15/33	85,000	90,014
8.00% 3/1/32	150,000	179,648
Nevada Power Co.
2.40% 5/1/30	100,000	86,681
3.13% 8/1/50	65,000	45,029
3.70% 5/1/29	75,000	71,893
6.00% 3/15/54	80,000	87,766
6.75% 7/1/37	100,000	113,184
NextEra Energy Capital Holdings, Inc.
1.88% 1/15/27	200,000	183,931
2.44% 1/15/32	200,000	167,590
2.75% 11/1/29	320,000	286,740
3.00% 1/15/52	200,000	133,845
LVIP SSGA Bond Index Fund-32

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
NextEra Energy Capital Holdings, Inc. (continued)
3.50% 4/1/29	150,000	$141,878
4.45% 6/20/25	120,000	118,947
4.63% 7/15/27	200,000	199,638
5.00% 7/15/32	60,000	60,296
5.05% 2/28/33	250,000	250,467
5.25% 2/28/53	145,000	142,416
μ5.65% 5/1/79	100,000	93,835
6.05% 3/1/25	90,000	90,802
Northern States Power Co.
2.25% 4/1/31	100,000	85,775
2.90% 3/1/50	60,000	42,031
3.20% 4/1/52	60,000	44,219
3.60% 5/15/46	50,000	39,206
3.60% 9/15/47	100,000	78,564
4.00% 8/15/45	100,000	82,733
5.35% 11/1/39	40,000	40,943
6.20% 7/1/37	100,000	109,723
NorthWestern Corp. 4.18% 11/15/44	150,000	123,807
NSTAR Electric Co.
1.95% 8/15/31	100,000	81,767
3.20% 5/15/27	100,000	96,312
Oglethorpe Power Corp.
3.75% 8/1/50	155,000	116,435
4.25% 4/1/46	75,000	60,146
5.95% 11/1/39	100,000	102,168
Ohio Edison Co. 6.88% 7/15/36	100,000	112,389
Ohio Power Co.
1.63% 1/15/31	100,000	81,161
4.15% 4/1/48	100,000	83,342
Oklahoma Gas & Electric Co.
3.30% 3/15/30	100,000	91,333
3.80% 8/15/28	100,000	96,628
4.15% 4/1/47	50,000	41,551
Oncor Electric Delivery Co. LLC
0.55% 10/1/25	175,000	162,829
2.95% 4/1/25	100,000	97,503
3.70% 11/15/28	200,000	192,792
3.75% 4/1/45	100,000	82,886
4.10% 11/15/48	100,000	85,857
4.55% 12/1/41	150,000	139,892
5.30% 6/1/42	200,000	213,560
Pacific Gas & Electric Co.
2.10% 8/1/27	85,000	76,605
2.50% 2/1/31	250,000	206,223
3.25% 6/1/31	185,000	160,212
3.30% 8/1/40	150,000	109,764
3.45% 7/1/25	900,000	871,013
3.50% 8/1/50	410,000	283,054
4.20% 3/1/29	70,000	66,154
4.20% 6/1/41	115,000	91,760
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Pacific Gas & Electric Co. (continued)
4.40% 3/1/32	100,000	$92,499
4.95% 7/1/50	600,000	512,514
5.25% 3/1/52	100,000	88,852
6.15% 1/15/33	125,000	129,558
6.75% 1/15/53	300,000	326,316
PacifiCorp
3.50% 6/15/29	65,000	60,998
4.10% 2/1/42	100,000	82,671
4.13% 1/15/49	70,000	56,571
4.15% 2/15/50	100,000	80,876
5.35% 12/1/53	300,000	288,321
5.75% 4/1/37	100,000	102,168
6.00% 1/15/39	100,000	104,411
6.35% 7/15/38	25,000	26,950
7.70% 11/15/31	100,000	116,744
PECO Energy Co.
2.80% 6/15/50	290,000	195,206
3.00% 9/15/49	40,000	28,433
3.05% 3/15/51	30,000	21,221
5.95% 10/1/36	100,000	108,422
PG&E Wildfire Recovery Funding LLC 4.72% 6/1/39	250,000	244,873
Pinnacle West Capital Corp. 1.30% 6/15/25	50,000	47,112
Potomac Electric Power Co. 4.15% 3/15/43	100,000	89,063
PPL Electric Utilities Corp.
4.13% 6/15/44	100,000	86,602
5.00% 5/15/33	145,000	148,209
5.25% 5/15/53	85,000	87,604
6.25% 5/15/39	30,000	33,414
Progress Energy, Inc.
6.00% 12/1/39	50,000	52,503
7.75% 3/1/31	150,000	173,055
Public Service Co. of Colorado
1.90% 1/15/31	150,000	124,568
2.70% 1/15/51	150,000	94,077
3.20% 3/1/50	65,000	46,508
3.80% 6/15/47	200,000	158,528
4.05% 9/15/49	50,000	40,466
6.25% 9/1/37	100,000	108,638
Public Service Electric & Gas Co.
0.95% 3/15/26	150,000	138,625
2.05% 8/1/50	100,000	57,910
3.00% 5/15/25	100,000	97,575
3.00% 3/1/51	100,000	71,586
3.20% 5/15/29	150,000	139,848
3.60% 12/1/47	50,000	40,149
3.70% 5/1/28	100,000	96,822
3.80% 3/1/46	100,000	82,687
3.85% 5/1/49	125,000	103,884
4.05% 5/1/48	100,000	86,907
LVIP SSGA Bond Index Fund-33

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Public Service Electric & Gas Co. (continued)
5.50% 3/1/40	100,000	$103,311
Public Service Enterprise Group, Inc.
0.80% 8/15/25	100,000	93,456
1.60% 8/15/30	100,000	81,802
5.88% 10/15/28	250,000	261,955
6.13% 10/15/33	125,000	134,343
Puget Energy, Inc. 3.65% 5/15/25	200,000	194,852
Puget Sound Energy, Inc.
2.89% 9/15/51	105,000	69,965
4.22% 6/15/48	65,000	54,631
5.64% 4/15/41	80,000	81,206
5.80% 3/15/40	100,000	103,993
San Diego Gas & Electric Co.
1.70% 10/1/30	235,000	194,087
4.10% 6/15/49	100,000	82,279
4.15% 5/15/48	100,000	85,104
4.95% 8/15/28	200,000	204,099
5.35% 4/1/53	155,000	156,812
6.00% 6/1/39	110,000	117,770
Sempra
3.30% 4/1/25	140,000	136,586
3.40% 2/1/28	95,000	90,536
3.70% 4/1/29	180,000	171,488
3.80% 2/1/38	150,000	128,083
4.00% 2/1/48	95,000	78,081
6.00% 10/15/39	125,000	131,654
Sierra Pacific Power Co. 2.60% 5/1/26	200,000	190,458
Southern California Edison Co.
2.25% 6/1/30	70,000	60,072
2.85% 8/1/29	155,000	141,251
3.65% 3/1/28	100,000	95,842
3.90% 3/15/43	100,000	81,703
4.00% 4/1/47	300,000	244,546
4.13% 3/1/48	150,000	125,911
4.20% 3/1/29	100,000	98,013
4.50% 9/1/40	100,000	89,744
4.65% 10/1/43	400,000	364,964
4.88% 3/1/49	100,000	91,623
4.90% 6/1/26	250,000	251,085
5.95% 11/1/32	200,000	214,864
5.95% 2/1/38	25,000	26,205
6.00% 1/15/34	200,000	219,297
6.05% 3/15/39	170,000	179,889
6.65% 4/1/29	100,000	106,516
Southern Co.
3.25% 7/1/26	250,000	241,166
4.25% 7/1/36	85,000	77,913
5.11% 8/1/27	100,000	101,348
5.15% 10/6/25	80,000	80,171
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Southern Power Co.
0.90% 1/15/26	125,000	$115,162
4.15% 12/1/25	200,000	196,971
4.95% 12/15/46	100,000	89,763
5.25% 7/15/43	120,000	113,139
Southwestern Electric Power Co.
2.75% 10/1/26	150,000	141,067
3.85% 2/1/48	100,000	75,002
3.90% 4/1/45	300,000	230,773
6.20% 3/15/40	200,000	212,139
Southwestern Public Service Co. 4.40% 11/15/48	100,000	83,979
Tampa Electric Co.
4.10% 6/15/42	100,000	84,566
4.35% 5/15/44	50,000	42,805
4.45% 6/15/49	100,000	85,938
Tucson Electric Power Co. 1.50% 8/1/30	90,000	72,942
Union Electric Co.
2.63% 3/15/51	250,000	158,924
2.95% 6/15/27	100,000	95,239
3.50% 3/15/29	100,000	94,668
3.65% 4/15/45	100,000	78,221
3.90% 9/15/42	100,000	83,527
4.00% 4/1/48	100,000	82,264
8.45% 3/15/39	80,000	104,721
Virginia Electric & Power Co.
2.30% 11/15/31	200,000	167,980
2.95% 11/15/26	100,000	95,457
2.95% 11/15/51	200,000	136,029
3.15% 1/15/26	70,000	67,845
3.30% 12/1/49	100,000	73,269
3.50% 3/15/27	150,000	144,977
3.80% 4/1/28	100,000	96,977
3.80% 9/15/47	100,000	79,725
4.00% 11/15/46	45,000	37,253
4.60% 12/1/48	115,000	103,800
4.65% 8/15/43	150,000	137,237
6.00% 5/15/37	25,000	26,873
6.35% 11/30/37	100,000	110,330
8.88% 11/15/38	100,000	136,301
WEC Energy Group, Inc.
1.38% 10/15/27	150,000	132,582
1.80% 10/15/30	150,000	122,299
4.75% 1/9/26	250,000	249,018
4.75% 1/15/28	100,000	99,977
Wisconsin Electric Power Co. 4.30% 10/15/48	45,000	39,099
Wisconsin Power & Light Co. 1.95% 9/16/31	50,000	40,592
Wisconsin Public Service Corp. 4.75% 11/1/44	200,000	184,889
Xcel Energy, Inc.
3.30% 6/1/25	100,000	97,543
LVIP SSGA Bond Index Fund-34

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Xcel Energy, Inc. (continued)
3.35% 12/1/26	100,000	$96,236
5.45% 8/15/33	500,000	515,636
6.50% 7/1/36	100,000	111,730
		53,035,904
Electrical Components & Equipment–0.03%
Emerson Electric Co.
0.88% 10/15/26	135,000	122,462
1.80% 10/15/27	45,000	41,077
1.95% 10/15/30	100,000	86,210
2.00% 12/21/28	200,000	179,230
2.75% 10/15/50	30,000	20,519
2.80% 12/21/51	200,000	137,409
5.25% 11/15/39	50,000	51,796
		638,703
Electronics–0.15%
Allegion PLC 3.50% 10/1/29	50,000	46,192
Allegion U.S. Holding Co., Inc. 3.55% 10/1/27	150,000	142,510
Amphenol Corp.
2.20% 9/15/31	60,000	50,486
2.80% 2/15/30	200,000	182,102
4.35% 6/1/29	75,000	74,741
Arrow Electronics, Inc. 3.88% 1/12/28	200,000	189,659
Avnet, Inc.
4.63% 4/15/26	50,000	49,189
5.50% 6/1/32	100,000	98,937
Flex Ltd.
4.75% 6/15/25	125,000	123,428
4.88% 6/15/29	75,000	73,720
6.00% 1/15/28	210,000	216,834
Fortive Corp.
3.15% 6/15/26	150,000	143,869
4.30% 6/15/46	50,000	42,537
Honeywell International, Inc.
1.10% 3/1/27	200,000	181,426
1.35% 6/1/25	125,000	119,331
1.75% 9/1/31	160,000	133,498
1.95% 6/1/30	250,000	216,548
2.70% 8/15/29	60,000	55,461
2.80% 6/1/50	100,000	75,994
4.25% 1/15/29	160,000	160,336
4.95% 2/15/28	180,000	185,245
Hubbell, Inc.
2.30% 3/15/31	60,000	50,475
3.35% 3/1/26	150,000	145,286
Jabil, Inc.
1.70% 4/15/26	65,000	60,199
3.00% 1/15/31	50,000	43,340
3.60% 1/15/30	50,000	45,266
3.95% 1/12/28	110,000	105,024
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics (continued)
Jabil, Inc. (continued)
4.25% 5/15/27	50,000	$48,701
Keysight Technologies, Inc. 4.60% 4/6/27	60,000	59,795
Trimble, Inc.
4.90% 6/15/28	100,000	100,477
6.10% 3/15/33	125,000	133,775
Tyco Electronics Group SA
2.50% 2/4/32	85,000	73,536
3.70% 2/15/26	100,000	97,896
4.50% 2/13/26	150,000	149,485
		3,675,298
Engineering & Construction–0.01%
Jacobs Engineering Group, Inc. 6.35% 8/18/28	250,000	261,099
		261,099
Entertainment–0.08%
Warnermedia Holdings, Inc.
3.64% 3/15/25	200,000	195,660
3.76% 3/15/27	370,000	354,527
4.28% 3/15/32	285,000	260,833
5.05% 3/15/42	1,085,000	956,515
5.14% 3/15/52	85,000	72,960
5.39% 3/15/62	70,000	59,948
		1,900,443
Environmental Control–0.09%
Republic Services, Inc.
0.88% 11/15/25	50,000	46,316
1.45% 2/15/31	200,000	162,241
1.75% 2/15/32	100,000	81,396
2.90% 7/1/26	110,000	105,596
3.20% 3/15/25	250,000	244,154
3.38% 11/15/27	60,000	57,628
3.95% 5/15/28	150,000	147,031
Waste Connections, Inc.
2.20% 1/15/32	115,000	95,997
2.95% 1/15/52	115,000	80,982
3.20% 6/1/32	65,000	58,406
3.50% 5/1/29	150,000	143,445
Waste Management, Inc.
0.75% 11/15/25	20,000	18,579
1.15% 3/15/28	30,000	26,364
1.50% 3/15/31	30,000	24,517
2.50% 11/15/50	20,000	13,284
3.15% 11/15/27	100,000	95,724
4.15% 4/15/32	500,000	488,147
4.88% 2/15/29	250,000	255,848
		2,145,655
Food–0.38%
Campbell Soup Co.
3.95% 3/15/25	150,000	147,665
LVIP SSGA Bond Index Fund-35

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Campbell Soup Co. (continued)
4.15% 3/15/28	200,000	$195,835
4.80% 3/15/48	65,000	59,205
Conagra Brands, Inc.
1.38% 11/1/27	100,000	87,759
4.60% 11/1/25	70,000	69,311
4.85% 11/1/28	165,000	164,724
5.30% 11/1/38	50,000	48,949
5.40% 11/1/48	105,000	101,678
8.25% 9/15/30	100,000	116,602
Flowers Foods, Inc.
2.40% 3/15/31	45,000	37,769
3.50% 10/1/26	105,000	100,690
General Mills, Inc.
2.25% 10/14/31	175,000	147,334
3.00% 2/1/51	95,000	66,019
3.20% 2/10/27	150,000	143,564
4.00% 4/17/25	100,000	98,596
4.20% 4/17/28	75,000	73,961
4.95% 3/29/33	70,000	70,966
5.24% 11/18/25	80,000	79,840
5.50% 10/17/28	115,000	119,186
Hershey Co.
1.70% 6/1/30	195,000	165,979
2.45% 11/15/29	50,000	45,276
3.13% 11/15/49	50,000	38,154
4.25% 5/4/28	175,000	175,021
Hormel Foods Corp. 1.80% 6/11/30	85,000	72,268
Ingredion, Inc.
3.20% 10/1/26	100,000	95,714
3.90% 6/1/50	200,000	146,317
J M Smucker Co.
3.38% 12/15/27	100,000	95,040
3.50% 3/15/25	150,000	147,078
4.25% 3/15/35	100,000	92,936
4.38% 3/15/45	50,000	43,765
5.90% 11/15/28	125,000	131,426
6.20% 11/15/33	125,000	136,336
6.50% 11/15/43	115,000	128,111
6.50% 11/15/53	145,000	167,220
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl 6.75% 3/15/34	250,000	263,408
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.13% 2/1/28	500,000	497,226
5.75% 4/1/33	335,000	331,846
6.50% 12/1/52	165,000	165,907
Kellanova
3.25% 4/1/26	95,000	92,071
3.40% 11/15/27	200,000	192,272
4.30% 5/15/28	150,000	148,489
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Kellanova (continued)
4.50% 4/1/46	100,000	$89,387
Koninklijke Ahold Delhaize NV 5.70% 10/1/40	145,000	148,657
Kraft Heinz Foods Co. 4.38% 6/1/46	1,000,000	872,789
Kroger Co.
1.70% 1/15/31	125,000	101,024
3.50% 2/1/26	100,000	97,396
5.00% 4/15/42	100,000	93,809
6.90% 4/15/38	100,000	112,938
7.50% 4/1/31	250,000	286,698
McCormick & Co., Inc.
3.40% 8/15/27	150,000	143,186
4.20% 8/15/47	20,000	17,056
Mondelez International, Inc.
1.50% 2/4/31	210,000	171,110
1.88% 10/15/32	180,000	146,734
2.63% 9/4/50	360,000	241,800
2.75% 4/13/30	135,000	121,937
Pilgrim's Pride Corp.
6.25% 7/1/33	145,000	149,194
6.88% 5/15/34	250,000	269,896
Sysco Corp.
2.40% 2/15/30	35,000	30,873
3.25% 7/15/27	200,000	191,171
3.30% 7/15/26	100,000	96,524
3.30% 2/15/50	35,000	25,670
3.75% 10/1/25	125,000	121,968
4.45% 3/15/48	100,000	87,685
4.50% 4/1/46	75,000	66,546
4.85% 10/1/45	85,000	78,232
Tyson Foods, Inc.
3.55% 6/2/27	155,000	147,757
4.00% 3/1/26	65,000	63,735
4.35% 3/1/29	130,000	126,239
5.10% 9/28/48	40,000	36,274
		9,437,798
Forest Products & Paper–0.03%
International Paper Co.
4.80% 6/15/44	149,000	136,403
6.00% 11/15/41	135,000	142,642
Suzano Austria GmbH
2.50% 9/15/28	125,000	109,768
3.75% 1/15/31	205,000	179,793
6.00% 1/15/29	200,000	204,321
Suzano International Finance BV 5.50% 1/17/27	100,000	101,254
		874,181
Gas–0.17%
Atmos Energy Corp.
1.50% 1/15/31	250,000	203,269
2.63% 9/15/29	250,000	227,628
LVIP SSGA Bond Index Fund-36

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas (continued)
Atmos Energy Corp. (continued)
3.00% 6/15/27	65,000	$61,928
3.38% 9/15/49	55,000	41,915
4.13% 10/15/44	150,000	132,747
4.13% 3/15/49	155,000	133,140
6.20% 11/15/53	125,000	146,537
CenterPoint Energy Resources Corp.
1.75% 10/1/30	275,000	228,327
4.00% 4/1/28	100,000	97,354
4.10% 9/1/47	45,000	37,499
5.25% 3/1/28	250,000	256,362
5.85% 1/15/41	115,000	120,633
National Fuel Gas Co. 3.95% 9/15/27	200,000	190,350
NiSource, Inc.
0.95% 8/15/25	145,000	135,583
1.70% 2/15/31	175,000	141,787
2.95% 9/1/29	100,000	91,328
3.49% 5/15/27	100,000	96,275
3.95% 3/30/48	150,000	121,149
4.38% 5/15/47	100,000	86,200
4.80% 2/15/44	100,000	91,348
5.25% 2/15/43	59,000	57,301
5.40% 6/30/33	150,000	154,662
ONE Gas, Inc.
4.66% 2/1/44	50,000	45,056
5.10% 4/1/29	165,000	168,220
Piedmont Natural Gas Co., Inc.
3.50% 6/1/29	100,000	93,243
3.64% 11/1/46	50,000	36,981
4.65% 8/1/43	50,000	44,377
Southern California Gas Co.
2.95% 4/15/27	110,000	104,329
3.95% 2/15/50	50,000	39,653
4.13% 6/1/48	100,000	84,167
Southern Co. Gas Capital Corp.
1.75% 1/15/31	250,000	204,414
4.40% 6/1/43	100,000	84,634
4.40% 5/30/47	200,000	169,578
5.88% 3/15/41	70,000	71,265
Southwest Gas Corp.
3.18% 8/15/51	140,000	91,729
3.70% 4/1/28	100,000	95,684
5.80% 12/1/27	50,000	51,424
Washington Gas Light Co.
3.65% 9/15/49	40,000	29,991
3.80% 9/15/46	70,000	53,441
		4,321,508
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Hand Machine Tools–0.03%
Kennametal, Inc. 2.80% 3/1/31	125,000	$105,233
Snap-on, Inc. 4.10% 3/1/48	85,000	75,274
Stanley Black & Decker, Inc.
2.75% 11/15/50	300,000	184,790
3.40% 3/1/26	145,000	140,225
5.20% 9/1/40	100,000	96,511
6.27% 3/6/26	200,000	200,342
		802,375
Health Care Products–0.25%
Abbott Laboratories
1.15% 1/30/28	45,000	40,115
1.40% 6/30/30	40,000	33,845
3.75% 11/30/26	340,000	334,982
3.88% 9/15/25	120,000	118,763
4.90% 11/30/46	400,000	408,714
6.00% 4/1/39	50,000	57,440
6.15% 11/30/37	50,000	57,449
Agilent Technologies, Inc.
2.10% 6/4/30	115,000	99,046
2.30% 3/12/31	250,000	216,878
Baxter International, Inc.
1.73% 4/1/31	65,000	52,862
1.92% 2/1/27	200,000	183,242
2.54% 2/1/32	200,000	167,682
2.60% 8/15/26	150,000	141,400
3.13% 12/1/51	150,000	103,144
3.50% 8/15/46	100,000	72,954
Boston Scientific Corp.
1.90% 6/1/25	65,000	62,193
2.65% 6/1/30	100,000	89,289
4.55% 3/1/39	100,000	95,197
4.70% 3/1/49	105,000	100,903
7.38% 1/15/40	201,000	242,417
Danaher Corp.
2.60% 10/1/50	190,000	127,305
2.80% 12/10/51	200,000	138,506
3.35% 9/15/25	125,000	122,175
4.38% 9/15/45	115,000	106,583
DH Europe Finance II Sarl
2.60% 11/15/29	65,000	58,831
3.25% 11/15/39	100,000	82,936
Koninklijke Philips NV
5.00% 3/15/42	100,000	91,335
6.88% 3/11/38	50,000	55,878
Medtronic, Inc.
4.38% 3/15/35	108,000	105,397
4.63% 3/15/45	179,000	173,930
Revvity, Inc.
2.25% 9/15/31	180,000	147,590
2.55% 3/15/31	210,000	176,874
3.30% 9/15/29	95,000	86,261
3.63% 3/15/51	160,000	115,103
LVIP SSGA Bond Index Fund-37

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products (continued)
Smith & Nephew PLC 2.03% 10/14/30	100,000	$82,817
Stryker Corp.
1.95% 6/15/30	300,000	256,519
3.38% 11/1/25	100,000	97,334
3.50% 3/15/26	75,000	73,163
3.65% 3/7/28	200,000	193,429
4.38% 5/15/44	100,000	91,183
4.63% 3/15/46	95,000	90,896
Thermo Fisher Scientific, Inc.
4.10% 8/15/47	100,000	89,286
4.95% 11/21/32	125,000	128,994
5.09% 8/10/33	250,000	260,572
5.20% 1/31/34	125,000	130,864
5.30% 2/1/44	200,000	207,920
5.40% 8/10/43	105,000	111,055
Zimmer Biomet Holdings, Inc. 5.35% 12/1/28	140,000	144,235
		6,225,486
Health Care Services–0.76%
Advocate Health & Hospitals Corp.
3.39% 10/15/49	100,000	77,088
3.83% 8/15/28	35,000	34,014
4.27% 8/15/48	30,000	26,977
Aetna, Inc.
3.88% 8/15/47	145,000	113,367
6.63% 6/15/36	100,000	111,955
6.75% 12/15/37	100,000	112,180
AHS Hospital Corp.
2.78% 7/1/51	40,000	26,682
5.02% 7/1/45	50,000	48,703
Ascension Health
3.11% 11/15/39	45,000	35,309
3.95% 11/15/46	185,000	159,311
Banner Health
1.90% 1/1/31	40,000	33,159
2.34% 1/1/30	75,000	64,752
2.91% 1/1/51	50,000	34,084
Baylor Scott & White Holdings
1.78% 11/15/30	25,000	20,807
2.84% 11/15/50	45,000	31,086
3.97% 11/15/46	50,000	42,452
4.19% 11/15/45	95,000	85,252
Bon Secours Mercy Health, Inc.
2.10% 6/1/31	25,000	20,153
3.21% 6/1/50	25,000	17,658
4.30% 7/1/28	25,000	24,430
Centene Corp. 4.63% 12/15/29	750,000	719,046
Children's Health System of Texas 2.51% 8/15/50	105,000	65,620
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Children's Hospital Corp. 4.12% 1/1/47	65,000	$57,086
Children's Hospital Medical Center 4.27% 5/15/44	50,000	46,029
City of Hope 4.38% 8/15/48	75,000	63,875
CommonSpirit Health
1.55% 10/1/25	35,000	32,774
2.78% 10/1/30	65,000	56,359
3.35% 10/1/29	40,000	36,522
3.82% 10/1/49	40,000	31,664
3.91% 10/1/50	150,000	118,075
4.19% 10/1/49	70,000	58,986
4.35% 11/1/42	400,000	344,998
Corewell Health Obligated Group 3.49% 7/15/49	50,000	38,166
Dartmouth-Hitchcock Health 4.18% 8/1/48	100,000	79,076
Duke University Health System, Inc. 3.92% 6/1/47	75,000	63,970
Elevance Health, Inc.
1.50% 3/15/26	200,000	186,541
2.25% 5/15/30	50,000	43,290
2.38% 1/15/25	65,000	63,124
2.55% 3/15/31	200,000	173,654
3.13% 5/15/50	65,000	46,837
3.60% 3/15/51	115,000	90,105
4.10% 3/1/28	350,000	344,868
4.10% 5/15/32	200,000	190,997
4.38% 12/1/47	125,000	111,345
4.63% 5/15/42	100,000	92,804
4.65% 1/15/43	125,000	115,794
4.65% 8/15/44	100,000	92,482
4.75% 2/15/33	250,000	250,086
5.50% 10/15/32	200,000	209,136
Hackensack Meridian Health, Inc.
2.68% 9/1/41	250,000	178,014
4.50% 7/1/57	100,000	90,272
HCA, Inc.
2.38% 7/15/31	150,000	123,595
3.13% 3/15/27	70,000	66,355
3.50% 7/15/51	150,000	105,626
3.63% 3/15/32	150,000	134,126
4.13% 6/15/29	485,000	463,718
4.38% 3/15/42	50,000	42,240
4.50% 2/15/27	160,000	158,114
4.63% 3/15/52	575,000	488,985
5.13% 6/15/39	50,000	47,645
5.25% 4/15/25	185,000	184,785
5.25% 6/15/26	200,000	200,975
5.25% 6/15/49	200,000	185,913
5.50% 6/15/47	200,000	192,544
Humana, Inc.
1.35% 2/3/27	55,000	49,603
2.15% 2/3/32	55,000	45,226
LVIP SSGA Bond Index Fund-38

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Humana, Inc. (continued)
3.70% 3/23/29	125,000	$120,076
4.63% 12/1/42	175,000	159,484
5.70% 3/13/26	190,000	190,024
5.75% 3/1/28	100,000	103,913
5.88% 3/1/33	100,000	106,529
Indiana University Health, Inc. Obligated Group 3.97% 11/1/48	55,000	47,487
Integris Baptist Medical Center, Inc. 3.88% 8/15/50	100,000	76,442
IQVIA, Inc. 6.25% 2/1/29	140,000	146,153
Johns Hopkins Health System Corp. 3.84% 5/15/46	70,000	59,333
Kaiser Foundation Hospitals
3.15% 5/1/27	125,000	119,543
3.27% 11/1/49	185,000	139,090
4.15% 5/1/47	105,000	92,751
Laboratory Corp. of America Holdings
3.60% 9/1/27	100,000	96,582
4.70% 2/1/45	500,000	460,769
Mass General Brigham, Inc.
3.19% 7/1/49	50,000	36,630
3.34% 7/1/60	65,000	46,381
3.77% 7/1/48	40,000	33,295
Mayo Clinic
3.20% 11/15/61	200,000	137,244
4.13% 11/15/52	100,000	87,813
McLaren Health Care Corp. 4.39% 5/15/48	65,000	56,156
Memorial Sloan-Kettering Cancer Center
2.96% 1/1/50	110,000	77,918
4.20% 7/1/55	127,000	111,202
Methodist Hospital 2.71% 12/1/50	300,000	197,508
Montefiore Obligated Group 5.25% 11/1/48	70,000	52,990
Mount Sinai Hospital 3.98% 7/1/48	100,000	81,478
New York & Presbyterian Hospital
2.26% 8/1/40	50,000	34,402
3.95% 8/1/19	35,000	25,867
4.02% 8/1/45	75,000	64,624
4.06% 8/1/56	50,000	41,977
Northwell Healthcare, Inc.
3.98% 11/1/46	250,000	202,002
4.26% 11/1/47	150,000	127,014
Novant Health, Inc.
3.17% 11/1/51	85,000	59,461
3.32% 11/1/61	70,000	46,624
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery 2.67% 10/1/50	120,000	$74,702
NYU Langone Hospitals
3.38% 7/1/55	100,000	71,083
4.37% 7/1/47	100,000	90,794
Orlando Health Obligated Group
3.33% 10/1/50	125,000	91,855
4.09% 10/1/48	45,000	37,735
PeaceHealth Obligated Group
1.38% 11/15/25	60,000	55,731
3.22% 11/15/50	65,000	42,469
Providence St Joseph Health Obligated Group
2.70% 10/1/51	75,000	45,427
2.75% 10/1/26	100,000	93,998
3.74% 10/1/47	100,000	76,230
Providence St. Joseph Health Obligated Group 5.40% 10/1/33	200,000	203,731
Quest Diagnostics, Inc.
3.45% 6/1/26	55,000	53,472
3.50% 3/30/25	300,000	293,402
4.20% 6/30/29	100,000	98,141
RWJ Barnabas Health, Inc.
3.48% 7/1/49	100,000	77,865
3.95% 7/1/46	50,000	41,337
Seattle Children's Hospital 2.72% 10/1/50	185,000	122,012
SSM Health Care Corp. 3.82% 6/1/27	71,000	68,950
Stanford Health Care 3.80% 11/15/48	30,000	24,769
Sutter Health
1.32% 8/15/25	100,000	93,689
2.29% 8/15/30	110,000	94,282
3.16% 8/15/40	100,000	78,501
3.36% 8/15/50	110,000	81,381
Texas Health Resources 4.33% 11/15/55	30,000	26,686
Toledo Hospital 5.75% 11/15/38	200,000	198,656
Trinity Health Corp.
2.63% 12/1/40	50,000	36,097
4.13% 12/1/45	25,000	21,726
UnitedHealth Group, Inc.
1.15% 5/15/26	200,000	185,144
1.25% 1/15/26	180,000	168,539
2.30% 5/15/31	200,000	173,304
2.75% 5/15/40	250,000	189,285
2.88% 8/15/29	155,000	143,863
2.90% 5/15/50	250,000	174,935
2.95% 10/15/27	250,000	237,341
LVIP SSGA Bond Index Fund-39

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
UnitedHealth Group, Inc. (continued)
3.05% 5/15/41	200,000	$156,278
3.25% 5/15/51	200,000	151,463
3.38% 4/15/27	150,000	145,247
3.45% 1/15/27	100,000	97,373
3.50% 8/15/39	115,000	97,722
3.70% 12/15/25	40,000	39,353
3.70% 8/15/49	135,000	109,827
3.75% 10/15/47	200,000	164,702
3.85% 6/15/28	200,000	195,560
3.88% 12/15/28	50,000	48,940
3.88% 8/15/59	150,000	122,114
4.00% 5/15/29	195,000	192,133
4.20% 1/15/47	55,000	48,696
4.25% 1/15/29	250,000	249,592
4.25% 3/15/43	100,000	92,538
4.25% 6/15/48	150,000	134,011
4.38% 3/15/42	100,000	92,195
4.50% 4/15/33	250,000	248,412
4.63% 11/15/41	200,000	191,220
5.05% 4/15/53	250,000	252,544
5.15% 10/15/25	55,000	55,600
5.20% 4/15/63	250,000	255,142
5.25% 2/15/28	180,000	186,133
5.35% 2/15/33	250,000	264,475
5.88% 2/15/53	90,000	101,933
6.50% 6/15/37	150,000	175,908
6.63% 11/15/37	100,000	117,270
6.88% 2/15/38	100,000	120,761
Universal Health Services, Inc.
1.65% 9/1/26	65,000	59,140
2.65% 1/15/32	50,000	41,076
Willis-Knighton Medical Center 3.07% 3/1/51	100,000	63,011
Yale-New Haven Health Services Corp. 2.50% 7/1/50	50,000	31,045
		19,007,772
Home Builders–0.02%
DR Horton, Inc. 1.40% 10/15/27	250,000	222,469
MDC Holdings, Inc. 3.97% 8/6/61	200,000	130,256
NVR, Inc. 3.00% 5/15/30	195,000	173,732
		526,457
Home Furnishings–0.02%
Harman International Industries, Inc. 4.15% 5/15/25	100,000	98,401
Leggett & Platt, Inc.
3.50% 11/15/27	100,000	94,293
3.50% 11/15/51	150,000	107,610
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Home Furnishings (continued)
Whirlpool Corp.
4.50% 6/1/46	70,000	$58,716
4.60% 5/15/50	150,000	126,371
4.75% 2/26/29	60,000	59,747
		545,138
Household Products Wares–0.06%
Avery Dennison Corp.
2.25% 2/15/32	100,000	82,653
4.88% 12/6/28	100,000	101,345
5.75% 3/15/33	250,000	263,857
Church & Dwight Co., Inc.
3.15% 8/1/27	100,000	95,729
3.95% 8/1/47	100,000	83,451
Clorox Co.
3.90% 5/15/28	100,000	96,811
4.60% 5/1/32	200,000	199,357
Kimberly-Clark Corp.
1.05% 9/15/27	85,000	75,789
2.88% 2/7/50	45,000	32,296
3.05% 8/15/25	50,000	48,707
3.20% 7/30/46	50,000	38,284
3.90% 5/4/47	100,000	84,645
5.30% 3/1/41	200,000	208,063
6.63% 8/1/37	100,000	118,827
		1,529,814
Insurance–0.75%
Aflac, Inc.
1.13% 3/15/26	105,000	96,906
4.00% 10/15/46	300,000	246,529
4.75% 1/15/49	100,000	93,870
Alleghany Corp. 4.90% 9/15/44	95,000	91,909
Allied World Assurance Co. Holdings Ltd. 4.35% 10/29/25	100,000	97,364
Allstate Corp.
0.75% 12/15/25	65,000	59,927
1.45% 12/15/30	100,000	80,779
3.28% 12/15/26	150,000	144,648
4.20% 12/15/46	150,000	127,326
4.50% 6/15/43	100,000	89,888
5.55% 5/9/35	150,000	155,464
American Financial Group, Inc. 4.50% 6/15/47	150,000	125,421
American International Group, Inc.
4.38% 6/30/50	130,000	116,045
4.75% 4/1/48	200,000	188,363
4.80% 7/10/45	100,000	94,059
Aon Corp.
2.80% 5/15/30	150,000	132,998
3.75% 5/2/29	100,000	95,656
LVIP SSGA Bond Index Fund-40

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Aon Corp./Aon Global Holdings PLC
2.05% 8/23/31	100,000	$81,687
2.85% 5/28/27	70,000	66,126
2.90% 8/23/51	100,000	65,193
3.90% 2/28/52	85,000	67,540
Aon Global Ltd.
3.88% 12/15/25	100,000	97,955
4.75% 5/15/45	100,000	91,386
Arch Capital Finance LLC
4.01% 12/15/26	100,000	97,096
5.03% 12/15/46	100,000	92,632
Arch Capital Group Ltd. 3.64% 6/30/50	140,000	106,841
Arch Capital Group U.S., Inc. 5.14% 11/1/43	105,000	99,259
Arthur J Gallagher & Co. 5.50% 3/2/33	155,000	157,503
Assurant, Inc. 4.90% 3/27/28	100,000	98,875
Assured Guaranty U.S. Holdings, Inc. 6.13% 9/15/28	95,000	99,710
Athene Holding Ltd.
3.50% 1/15/31	20,000	17,610
3.95% 5/25/51	125,000	93,835
4.13% 1/12/28	150,000	143,155
6.65% 2/1/33	100,000	106,130
AXA SA 8.60% 12/15/30	200,000	240,696
AXIS Specialty Finance LLC 3.90% 7/15/29	100,000	94,718
Berkshire Hathaway Finance Corp.
1.45% 10/15/30	160,000	134,425
2.30% 3/15/27	200,000	189,159
2.50% 1/15/51	140,000	91,450
2.85% 10/15/50	180,000	126,043
2.88% 3/15/32	200,000	180,277
3.85% 3/15/52	200,000	167,112
4.25% 1/15/49	100,000	93,183
4.30% 5/15/43	100,000	93,572
4.40% 5/15/42	100,000	96,594
5.75% 1/15/40	100,000	113,014
Berkshire Hathaway, Inc.
3.13% 3/15/26	215,000	209,060
4.50% 2/11/43	250,000	242,831
Brighthouse Financial, Inc.
3.70% 6/22/27	250,000	235,859
4.70% 6/22/47	200,000	158,961
Brown & Brown, Inc.
2.38% 3/15/31	85,000	69,680
4.20% 3/17/32	65,000	59,283
4.50% 3/15/29	100,000	96,728
4.95% 3/17/52	100,000	88,631
Chubb Corp.
6.00% 5/11/37	100,000	110,557
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Chubb Corp. (continued)
6.50% 5/15/38	200,000	$231,580
Chubb INA Holdings, Inc.
1.38% 9/15/30	415,000	341,400
3.35% 5/3/26	95,000	92,421
4.15% 3/13/43	100,000	90,278
Cincinnati Financial Corp. 6.92% 5/15/28	100,000	107,219
CNA Financial Corp.
2.05% 8/15/30	20,000	16,629
3.90% 5/1/29	40,000	38,273
4.50% 3/1/26	100,000	98,854
Corebridge Financial, Inc.
5.75% 1/15/34	350,000	357,758
6.05% 9/15/33	350,000	364,505
Enstar Group Ltd. 3.10% 9/1/31	95,000	77,471
Equitable Holdings, Inc. 5.59% 1/11/33	400,000	410,720
Everest Reinsurance Holdings, Inc.
3.50% 10/15/50	50,000	36,730
4.87% 6/1/44	100,000	91,718
Fairfax Financial Holdings Ltd. 3.38% 3/3/31	180,000	158,178
Fidelity National Financial, Inc.
3.40% 6/15/30	50,000	44,559
4.50% 8/15/28	150,000	146,020
Hanover Insurance Group, Inc.
2.50% 9/1/30	145,000	118,797
4.50% 4/15/26	100,000	98,158
Hartford Financial Services Group, Inc.
2.80% 8/19/29	70,000	63,562
2.90% 9/15/51	100,000	66,672
3.60% 8/19/49	55,000	42,608
4.30% 4/15/43	43,000	36,590
4.40% 3/15/48	100,000	87,469
6.10% 10/1/41	50,000	53,333
Kemper Corp.
3.80% 2/23/32	100,000	83,964
4.35% 2/15/25	70,000	68,519
Loews Corp.
4.13% 5/15/43	200,000	176,975
6.00% 2/1/35	100,000	108,490
Manulife Financial Corp.
μ4.06% 2/24/32	250,000	235,331
4.15% 3/4/26	100,000	98,760
5.38% 3/4/46	100,000	101,197
Markel Group, Inc.
5.00% 4/5/46	250,000	226,687
5.00% 5/20/49	65,000	60,469
LVIP SSGA Bond Index Fund-41

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Marsh & McLennan Cos., Inc.
2.25% 11/15/30	105,000	$90,380
2.38% 12/15/31	90,000	76,663
3.50% 3/10/25	150,000	147,301
3.75% 3/14/26	75,000	73,588
4.35% 1/30/47	45,000	40,353
4.38% 3/15/29	195,000	194,031
4.75% 3/15/39	55,000	53,463
4.90% 3/15/49	90,000	87,127
5.40% 9/15/33	250,000	263,173
Mercury General Corp. 4.40% 3/15/27	50,000	47,702
MetLife, Inc.
3.00% 3/1/25	150,000	146,725
4.05% 3/1/45	150,000	129,297
4.60% 5/13/46	200,000	189,509
5.25% 1/15/54	250,000	256,687
5.70% 6/15/35	50,000	53,743
5.88% 2/6/41	100,000	108,778
6.38% 6/15/34	100,000	112,297
6.40% 12/15/66	100,000	103,127
6.50% 12/15/32	100,000	113,709
10.75% 8/1/69	150,000	200,553
Old Republic International Corp. 3.85% 6/11/51	200,000	146,318
Principal Financial Group, Inc.
3.40% 5/15/25	100,000	97,716
3.70% 5/15/29	50,000	47,110
5.38% 3/15/33	140,000	143,150
Progressive Corp.
2.50% 3/15/27	40,000	37,529
3.00% 3/15/32	50,000	44,604
3.70% 3/15/52	25,000	20,167
4.13% 4/15/47	200,000	176,160
4.20% 3/15/48	150,000	133,533
4.95% 6/15/33	250,000	256,485
Prudential Financial, Inc.
3.70% 3/13/51	250,000	197,461
3.88% 3/27/28	65,000	63,349
3.91% 12/7/47	163,000	133,169
4.35% 2/25/50	250,000	221,378
4.42% 3/27/48	100,000	87,885
μ4.50% 9/15/47	215,000	199,256
6.63% 6/21/40	200,000	226,173
μ6.75% 3/1/53	160,000	166,706
Prudential Funding Asia PLC 3.63% 3/24/32	200,000	180,687
Reinsurance Group of America, Inc.
3.15% 6/15/30	70,000	62,826
3.95% 9/15/26	30,000	29,063
6.00% 9/15/33	250,000	262,124
RenaissanceRe Finance, Inc. 3.45% 7/1/27	130,000	122,744
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
RenaissanceRe Holdings Ltd. 3.60% 4/15/29	100,000	$92,766
Transatlantic Holdings, Inc. 8.00% 11/30/39	100,000	129,153
Travelers Cos., Inc.
3.75% 5/15/46	50,000	41,097
4.00% 5/30/47	80,000	68,819
4.05% 3/7/48	200,000	173,626
4.10% 3/4/49	100,000	86,778
5.45% 5/25/53	115,000	124,002
6.25% 6/15/37	100,000	113,290
6.75% 6/20/36	100,000	117,355
Unum Group
4.00% 6/15/29	145,000	137,608
4.13% 6/15/51	200,000	149,293
5.75% 8/15/42	50,000	48,639
W R Berkley Corp.
3.55% 3/30/52	150,000	107,737
4.00% 5/12/50	105,000	83,536
Willis North America, Inc.
2.95% 9/15/29	65,000	58,135
3.88% 9/15/49	70,000	54,092
4.65% 6/15/27	100,000	98,898
5.35% 5/15/33	250,000	252,483
XL Group Ltd. 5.25% 12/15/43	200,000	191,418
		18,615,936
Internet–0.45%
Alibaba Group Holding Ltd.
2.13% 2/9/31	200,000	165,769
3.15% 2/9/51	200,000	131,077
3.25% 2/9/61	200,000	125,675
3.40% 12/6/27	210,000	199,088
4.00% 12/6/37	100,000	85,864
4.20% 12/6/47	400,000	326,177
4.40% 12/6/57	200,000	162,675
Alphabet, Inc.
0.45% 8/15/25	90,000	84,483
0.80% 8/15/27	200,000	178,753
1.10% 8/15/30	130,000	107,680
1.90% 8/15/40	100,000	69,312
2.00% 8/15/26	250,000	236,093
2.05% 8/15/50	130,000	81,199
2.25% 8/15/60	400,000	247,465
Amazon.com, Inc.
0.80% 6/3/25	635,000	601,584
1.00% 5/12/26	250,000	230,940
1.20% 6/3/27	90,000	81,178
1.50% 6/3/30	165,000	139,750
1.65% 5/12/28	250,000	225,049
2.10% 5/12/31	250,000	215,577
2.50% 6/3/50	80,000	53,217
2.88% 5/12/41	250,000	196,424
3.00% 4/13/25	250,000	244,605
3.10% 5/12/51	250,000	185,822
LVIP SSGA Bond Index Fund-42

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
Amazon.com, Inc. (continued)
3.25% 5/12/61	250,000	$183,405
3.30% 4/13/27	250,000	242,677
3.60% 4/13/32	500,000	476,285
3.88% 8/22/37	115,000	106,713
3.95% 4/13/52	200,000	174,996
4.05% 8/22/47	635,000	572,530
4.25% 8/22/57	205,000	188,411
4.55% 12/1/27	250,000	253,826
4.60% 12/1/25	250,000	250,652
4.70% 12/1/32	250,000	256,885
5.20% 12/3/25	100,000	101,119
Baidu, Inc.
4.13% 6/30/25	200,000	196,610
4.38% 3/29/28	200,000	196,457
Booking Holdings, Inc.
3.55% 3/15/28	150,000	144,883
4.63% 4/13/30	300,000	302,245
eBay, Inc.
1.90% 3/11/25	140,000	134,544
5.95% 11/22/27	250,000	260,948
6.30% 11/22/32	250,000	274,720
Expedia Group, Inc.
2.95% 3/15/31	80,000	70,408
3.25% 2/15/30	35,000	32,085
3.80% 2/15/28	100,000	96,404
4.63% 8/1/27	90,000	89,589
JD.com, Inc. 3.88% 4/29/26	200,000	194,676
Meta Platforms, Inc.
4.60% 5/15/28	250,000	253,647
4.65% 8/15/62	1,000,000	930,993
4.95% 5/15/33	250,000	258,030
5.60% 5/15/53	220,000	238,444
Weibo Corp. 3.38% 7/8/30	300,000	258,696
		11,116,334
Investment Companies–0.17%
Ares Capital Corp.
2.88% 6/15/27	150,000	137,048
3.20% 11/15/31	250,000	209,079
3.25% 7/15/25	100,000	95,802
3.88% 1/15/26	250,000	240,163
4.25% 3/1/25	100,000	97,756
Blackstone Private Credit Fund
2.63% 12/15/26	200,000	181,174
2.70% 1/15/25	150,000	144,681
4.00% 1/15/29	200,000	182,077
7.05% 9/29/25	200,000	203,536
Blackstone Secured Lending Fund
2.75% 9/16/26	250,000	228,728
2.85% 9/30/28	250,000	216,448
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Investment Companies (continued)
Blue Owl Capital Corp.
2.88% 6/11/28	200,000	$175,559
3.40% 7/15/26	200,000	185,938
3.75% 7/22/25	100,000	95,782
Blue Owl Credit Income Corp.
7.75% 9/16/27	200,000	206,209
7.95% 6/13/28	250,000	259,130
FS KKR Capital Corp.
3.13% 10/12/28	150,000	130,723
3.40% 1/15/26	200,000	189,255
4.13% 2/1/25	150,000	146,209
Goldman Sachs BDC, Inc. 2.88% 1/15/26	100,000	95,228
Golub Capital BDC, Inc. 2.50% 8/24/26	145,000	131,415
Main Street Capital Corp. 3.00% 7/14/26	165,000	151,093
Prospect Capital Corp. 3.71% 1/22/26	200,000	187,096
Sixth Street Specialty Lending, Inc.
2.50% 8/1/26	125,000	114,272
6.95% 8/14/28	180,000	185,420
		4,189,821
Iron & Steel–0.07%
ArcelorMittal SA
6.55% 11/29/27	200,000	209,994
6.80% 11/29/32	175,000	189,246
Nucor Corp.
2.00% 6/1/25	15,000	14,400
2.70% 6/1/30	15,000	13,579
2.98% 12/15/55	400,000	270,093
3.95% 5/1/28	100,000	97,652
Steel Dynamics, Inc.
1.65% 10/15/27	25,000	22,247
2.40% 6/15/25	50,000	47,915
3.25% 1/15/31	60,000	54,060
3.25% 10/15/50	40,000	27,662
3.45% 4/15/30	75,000	69,227
Vale Overseas Ltd.
6.13% 6/12/33	190,000	197,205
6.88% 11/21/36	350,000	381,933
6.88% 11/10/39	170,000	186,675
		1,781,888
Leisure Time–0.00%
Harley-Davidson, Inc.
3.50% 7/28/25	50,000	48,427
4.63% 7/28/45	50,000	40,112
		88,539
Lodging–0.05%
Choice Hotels International, Inc. 3.70% 12/1/29	100,000	88,617
LVIP SSGA Bond Index Fund-43

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging (continued)
Hyatt Hotels Corp.
4.38% 9/15/28	100,000	$97,120
4.85% 3/15/26	50,000	49,601
5.75% 1/30/27	160,000	163,508
Marriott International, Inc.
2.85% 4/15/31	220,000	190,404
3.13% 6/15/26	100,000	96,086
3.50% 10/15/32	150,000	133,733
3.75% 10/1/25	50,000	48,828
4.00% 4/15/28	100,000	96,797
4.63% 6/15/30	135,000	132,569
5.00% 10/15/27	55,000	55,649
5.55% 10/15/28	195,000	201,097
		1,354,009
Machinery Construction & Mining–0.08%
Caterpillar Financial Services Corp.
0.80% 11/13/25	85,000	79,339
0.90% 3/2/26	250,000	231,658
2.40% 8/9/26	100,000	94,815
3.40% 5/13/25	150,000	147,434
4.90% 1/17/25	200,000	199,989
5.15% 8/11/25	250,000	251,765
Caterpillar, Inc.
1.90% 3/12/31	100,000	86,007
2.60% 9/19/29	150,000	138,059
3.80% 8/15/42	168,000	147,377
4.75% 5/15/64	250,000	241,679
6.05% 8/15/36	200,000	225,308
Oshkosh Corp. 4.60% 5/15/28	100,000	98,537
		1,941,967
Machinery Diversified–0.20%
CNH Industrial Capital LLC 5.50% 1/12/29	200,000	206,119
CNH Industrial NV 3.85% 11/15/27	105,000	101,148
Deere & Co.
2.88% 9/7/49	65,000	48,543
3.90% 6/9/42	150,000	134,748
5.38% 10/16/29	100,000	105,661
Dover Corp.
2.95% 11/4/29	20,000	18,093
5.38% 3/1/41	100,000	100,428
Flowserve Corp. 3.50% 10/1/30	70,000	61,835
IDEX Corp. 3.00% 5/1/30	75,000	66,853
John Deere Capital Corp.
0.70% 1/15/26	100,000	92,686
1.25% 1/10/25	120,000	115,743
1.45% 1/15/31	70,000	57,483
1.50% 3/6/28	200,000	178,486
1.70% 1/11/27	200,000	184,639
2.05% 1/9/25	100,000	97,281
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
John Deere Capital Corp. (continued)
2.13% 3/7/25	25,000	$24,229
2.35% 3/8/27	50,000	46,985
2.45% 1/9/30	85,000	76,175
2.65% 6/10/26	100,000	95,645
2.80% 9/8/27	100,000	94,724
2.80% 7/18/29	50,000	46,389
3.05% 1/6/28	100,000	95,019
3.45% 3/7/29	120,000	115,028
4.15% 9/15/27	150,000	149,028
4.35% 9/15/32	115,000	114,787
4.70% 6/10/30	210,000	213,462
4.75% 1/20/28	175,000	177,896
4.90% 3/3/28	100,000	101,859
4.95% 7/14/28	55,000	56,386
5.05% 3/3/26	100,000	101,489
5.15% 3/3/25	100,000	100,529
5.15% 9/8/26	100,000	101,801
5.15% 9/8/33	100,000	105,226
5.30% 9/8/25	100,000	101,291
nVent Finance Sarl 4.55% 4/15/28	100,000	97,142
Otis Worldwide Corp.
2.06% 4/5/25	105,000	100,938
2.29% 4/5/27	90,000	83,874
2.57% 2/15/30	105,000	93,367
3.11% 2/15/40	250,000	199,912
3.36% 2/15/50	145,000	112,241
5.25% 8/16/28	135,000	138,749
Rockwell Automation, Inc.
3.50% 3/1/29	85,000	82,016
4.20% 3/1/49	70,000	62,537
Westinghouse Air Brake Technologies Corp. 3.20% 6/15/25	285,000	275,509
Xylem, Inc.
1.95% 1/30/28	115,000	103,939
3.25% 11/1/26	55,000	52,983
4.38% 11/1/46	50,000	42,323
		4,933,224
Media–0.75%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25% 1/15/29	115,000	99,782
3.50% 6/1/41	315,000	222,644
3.50% 3/1/42	160,000	111,294
3.75% 2/15/28	100,000	94,405
3.85% 4/1/61	70,000	43,632
3.90% 6/1/52	145,000	97,495
3.95% 6/30/62	250,000	157,278
4.20% 3/15/28	150,000	144,079
LVIP SSGA Bond Index Fund-44

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital (continued)
4.40% 4/1/33	125,000	$115,360
4.80% 3/1/50	445,000	344,462
4.91% 7/23/25	450,000	445,722
5.05% 3/30/29	100,000	98,940
5.13% 7/1/49	200,000	162,430
5.25% 4/1/53	200,000	167,509
5.38% 5/1/47	275,000	233,701
5.50% 4/1/63	200,000	166,894
5.75% 4/1/48	225,000	199,683
6.38% 10/23/35	190,000	192,868
6.48% 10/23/45	565,000	555,177
Comcast Corp.
1.50% 2/15/31	200,000	163,906
1.95% 1/15/31	175,000	147,705
2.35% 1/15/27	105,000	98,568
2.45% 8/15/52	150,000	93,225
2.65% 2/1/30	100,000	90,023
2.65% 8/15/62	700,000	430,037
2.80% 1/15/51	140,000	93,296
2.89% 11/1/51	75,000	50,734
2.94% 11/1/56	269,000	176,927
2.99% 11/1/63	101,000	65,100
3.15% 3/1/26	350,000	339,767
3.15% 2/15/28	150,000	142,975
3.20% 7/15/36	150,000	126,094
3.25% 11/1/39	150,000	121,500
3.30% 2/1/27	250,000	241,183
3.30% 4/1/27	500,000	482,081
3.38% 8/15/25	65,000	63,474
3.40% 7/15/46	110,000	85,206
3.45% 2/1/50	110,000	84,432
3.55% 5/1/28	150,000	144,657
3.90% 3/1/38	150,000	134,093
3.95% 10/15/25	300,000	295,889
3.97% 11/1/47	362,000	303,778
4.00% 8/15/47	150,000	126,355
4.00% 3/1/48	150,000	125,870
4.00% 11/1/49	79,000	65,926
4.05% 11/1/52	258,000	217,560
4.15% 10/15/28	185,000	182,423
4.20% 8/15/34	83,000	79,318
4.25% 10/15/30	165,000	162,621
4.25% 1/15/33	200,000	194,319
4.40% 8/15/35	192,000	185,145
4.60% 10/15/38	195,000	188,298
4.65% 7/15/42	24,000	22,513
4.70% 10/15/48	190,000	181,615
4.80% 5/15/33	250,000	253,089
4.95% 10/15/58	190,000	186,060
5.35% 5/15/53	250,000	258,495
5.50% 11/15/32	105,000	111,833
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Comcast Corp. (continued)
6.50% 11/15/35	200,000	$227,410
Discovery Communications LLC
3.95% 6/15/25	100,000	97,819
3.95% 3/20/28	200,000	190,233
4.00% 9/15/55	323,000	229,828
4.13% 5/15/29	70,000	66,320
4.65% 5/15/50	400,000	321,308
4.90% 3/11/26	100,000	99,712
5.20% 9/20/47	215,000	185,223
5.30% 5/15/49	65,000	55,807
Fox Corp.
4.71% 1/25/29	405,000	402,681
5.48% 1/25/39	75,000	72,921
5.58% 1/25/49	90,000	86,795
6.50% 10/13/33	240,000	259,787
Grupo Televisa SAB
6.63% 1/15/40	100,000	104,572
8.50% 3/11/32	200,000	233,748
NBCUniversal Media LLC 4.45% 1/15/43	175,000	159,960
Paramount Global
2.90% 1/15/27	53,000	49,046
4.20% 5/19/32	50,000	44,625
4.38% 3/15/43	77,000	56,888
4.85% 7/1/42	150,000	120,342
4.90% 8/15/44	125,000	98,373
4.95% 1/15/31	400,000	379,330
5.85% 9/1/43	150,000	135,008
6.88% 4/30/36	125,000	126,843
7.88% 7/30/30	200,000	216,778
Thomson Reuters Corp. 3.35% 5/15/26	55,000	52,865
Time Warner Cable Enterprises LLC 8.38% 7/15/33	200,000	231,576
Time Warner Cable LLC
5.50% 9/1/41	100,000	86,508
5.88% 11/15/40	100,000	90,520
6.55% 5/1/37	200,000	197,054
7.30% 7/1/38	150,000	154,677
TWDC Enterprises 18 Corp.
1.85% 7/30/26	95,000	88,853
2.95% 6/15/27	200,000	191,902
3.00% 2/13/26	300,000	290,100
3.00% 7/30/46	50,000	36,662
3.15% 9/17/25	100,000	97,301
3.70% 12/1/42	150,000	126,303
4.13% 12/1/41	100,000	89,736
4.13% 6/1/44	83,000	74,016
Walt Disney Co.
1.75% 1/13/26	145,000	137,225
2.00% 9/1/29	335,000	297,239
2.65% 1/13/31	220,000	195,743
LVIP SSGA Bond Index Fund-45

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Walt Disney Co. (continued)
2.75% 9/1/49	180,000	$123,409
3.38% 11/15/26	60,000	58,246
3.50% 5/13/40	200,000	168,315
3.60% 1/13/51	75,000	60,284
3.70% 10/15/25	40,000	39,287
3.80% 5/13/60	490,000	398,759
4.70% 3/23/50	500,000	485,546
4.75% 9/15/44	60,000	57,336
4.75% 11/15/46	50,000	47,639
4.95% 10/15/45	30,000	29,449
6.40% 12/15/35	229,000	260,642
6.65% 11/15/37	175,000	205,540
		18,563,534
Metal Fabricate & Hardware–0.02%
Precision Castparts Corp.
3.25% 6/15/25	100,000	97,925
3.90% 1/15/43	50,000	43,318
4.38% 6/15/45	100,000	90,135
Timken Co. 4.13% 4/1/32	110,000	100,858
Valmont Industries, Inc.
5.00% 10/1/44	100,000	89,940
5.25% 10/1/54	100,000	89,277
		511,453
Mining–0.16%
AngloGold Ashanti Holdings PLC 3.38% 11/1/28	200,000	179,933
Barrick North America Finance LLC 5.75% 5/1/43	150,000	160,461
Barrick PD Australia Finance Pty. Ltd. 5.95% 10/15/39	100,000	106,988
BHP Billiton Finance USA Ltd.
4.13% 2/24/42	125,000	113,129
5.00% 9/30/43	500,000	503,751
5.10% 9/8/28	250,000	256,559
5.25% 9/8/33	250,000	259,254
5.50% 9/8/53	95,000	103,584
Kinross Gold Corp. 4.50% 7/15/27	400,000	391,111
Newmont Corp.
2.60% 7/15/32	200,000	170,960
4.88% 3/15/42	400,000	388,311
6.25% 10/1/39	100,000	110,901
Rio Tinto Alcan, Inc. 6.13% 12/15/33	150,000	164,469
Rio Tinto Finance USA Ltd.
2.75% 11/2/51	200,000	136,666
5.20% 11/2/40	100,000	102,901
7.13% 7/15/28	75,000	82,543
Rio Tinto Finance USA PLC 4.13% 8/21/42	150,000	135,380
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Southern Copper Corp.
5.25% 11/8/42	150,000	$145,274
5.88% 4/23/45	69,000	70,424
6.75% 4/16/40	110,000	123,170
7.50% 7/27/35	200,000	232,274
		3,938,043
Miscellaneous Manufacturing–0.12%
3M Co.
2.00% 2/14/25	100,000	96,162
2.38% 8/26/29	150,000	132,747
2.88% 10/15/27	150,000	141,158
3.00% 8/7/25	100,000	96,920
3.25% 8/26/49	85,000	61,633
3.38% 3/1/29	100,000	93,558
3.63% 10/15/47	150,000	114,514
3.88% 6/15/44	150,000	122,262
4.00% 9/14/48	65,000	55,537
Carlisle Cos., Inc.
2.20% 3/1/32	150,000	122,371
3.75% 12/1/27	100,000	95,817
Eaton Corp.
3.10% 9/15/27	100,000	95,751
3.92% 9/15/47	100,000	86,178
4.15% 11/2/42	150,000	137,451
4.35% 5/18/28	105,000	105,161
GE Capital Funding LLC 4.55% 5/15/32	250,000	244,677
Illinois Tool Works, Inc.
2.65% 11/15/26	150,000	143,248
3.90% 9/1/42	150,000	133,955
4.88% 9/15/41	100,000	100,254
Parker-Hannifin Corp.
3.25% 6/14/29	55,000	51,750
4.00% 6/14/49	55,000	47,839
6.25% 5/15/38	350,000	388,074
Textron, Inc.
3.00% 6/1/30	100,000	89,533
3.38% 3/1/28	50,000	47,122
3.65% 3/15/27	50,000	47,986
3.88% 3/1/25	170,000	167,032
		3,018,690
Office Business Equipment–0.02%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	180,000	168,430
3.57% 12/1/31	250,000	221,580
		390,010
Oil & Gas–0.89%
BP Capital Markets America, Inc.
1.75% 8/10/30	260,000	220,168
2.72% 1/12/32	210,000	182,962
2.77% 11/10/50	165,000	110,353
LVIP SSGA Bond Index Fund-46

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
BP Capital Markets America, Inc. (continued)
2.94% 6/4/51	320,000	$221,657
3.00% 2/24/50	90,000	63,653
3.00% 3/17/52	100,000	70,150
3.02% 1/16/27	250,000	239,482
3.12% 5/4/26	75,000	72,545
3.38% 2/8/61	300,000	217,201
3.41% 2/11/26	200,000	195,285
4.23% 11/6/28	400,000	397,554
4.81% 2/13/33	35,000	35,288
4.89% 9/11/33	190,000	193,321
BP Capital Markets PLC
3.28% 9/19/27	150,000	144,221
3.72% 11/28/28	90,000	87,295
Burlington Resources LLC 7.20% 8/15/31	100,000	115,394
Canadian Natural Resources Ltd.
2.05% 7/15/25	50,000	47,638
2.95% 7/15/30	50,000	44,081
3.90% 2/1/25	200,000	196,724
4.95% 6/1/47	100,000	90,280
5.85% 2/1/35	200,000	203,628
6.25% 3/15/38	150,000	156,931
Cenovus Energy, Inc. 5.40% 6/15/47	298,000	281,289
Chevron Corp.
1.55% 5/11/25	165,000	158,212
2.24% 5/11/30	125,000	110,751
2.95% 5/16/26	200,000	193,419
3.33% 11/17/25	150,000	146,835
Chevron USA, Inc.
0.69% 8/12/25	135,000	126,914
1.02% 8/12/27	85,000	75,574
2.34% 8/12/50	125,000	79,701
3.25% 10/15/29	100,000	94,954
3.85% 1/15/28	150,000	147,932
CNOOC Finance 2013 Ltd. 4.25% 5/9/43	400,000	359,886
CNOOC Finance 2015 Australia Pty. Ltd. 4.20% 5/5/45	200,000	177,398
CNOOC Finance 2015 USA LLC 3.50% 5/5/25	200,000	196,214
CNOOC Petroleum North America ULC
6.40% 5/15/37	150,000	166,365
7.50% 7/30/39	200,000	246,216
ConocoPhillips 6.50% 2/1/39	380,000	439,296
ConocoPhillips Co.
2.40% 3/7/25	22,000	21,371
3.80% 3/15/52	110,000	88,869
4.03% 3/15/62	107,000	86,775
4.30% 11/15/44	150,000	133,901
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
ConocoPhillips Co. (continued)
5.05% 9/15/33	145,000	$148,971
5.30% 5/15/53	180,000	185,001
6.95% 4/15/29	200,000	222,798
Coterra Energy, Inc.
3.90% 5/15/27	215,000	208,010
4.38% 3/15/29	50,000	48,517
Devon Energy Corp.
4.50% 1/15/30	325,000	312,039
4.75% 5/15/42	100,000	87,356
5.00% 6/15/45	70,000	61,794
5.60% 7/15/41	100,000	96,648
5.85% 12/15/25	150,000	151,619
Diamondback Energy, Inc.
3.13% 3/24/31	95,000	84,438
3.25% 12/1/26	110,000	106,533
3.50% 12/1/29	200,000	185,744
4.25% 3/15/52	60,000	48,433
4.40% 3/24/51	70,000	57,901
6.25% 3/15/53	200,000	213,201
EOG Resources, Inc.
3.90% 4/1/35	150,000	138,014
4.15% 1/15/26	100,000	99,062
Equinor ASA
1.75% 1/22/26	220,000	208,021
2.38% 5/22/30	200,000	178,624
3.25% 11/18/49	110,000	83,332
3.63% 9/10/28	150,000	146,132
3.95% 5/15/43	250,000	219,977
4.80% 11/8/43	150,000	147,342
5.10% 8/17/40	200,000	204,974
Exxon Mobil Corp.
2.44% 8/16/29	700,000	636,742
3.00% 8/16/39	200,000	160,528
3.04% 3/1/26	750,000	728,304
3.10% 8/16/49	200,000	148,365
3.57% 3/6/45	200,000	164,456
4.11% 3/1/46	165,000	147,066
4.33% 3/19/50	400,000	363,891
Helmerich & Payne, Inc. 2.90% 9/29/31	45,000	37,834
Hess Corp.
4.30% 4/1/27	150,000	148,411
5.60% 2/15/41	200,000	210,033
5.80% 4/1/47	150,000	161,641
7.13% 3/15/33	100,000	115,580
7.30% 8/15/31	250,000	288,129
Marathon Oil Corp.
4.40% 7/15/27	100,000	97,529
6.60% 10/1/37	100,000	105,651
Marathon Petroleum Corp.
3.80% 4/1/28	120,000	114,684
4.50% 4/1/48	50,000	41,861
5.13% 12/15/26	150,000	151,636
LVIP SSGA Bond Index Fund-47

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Marathon Petroleum Corp. (continued)
6.50% 3/1/41	145,000	$155,746
Occidental Petroleum Corp.
6.45% 9/15/36	500,000	529,001
8.88% 7/15/30	500,000	585,102
Ovintiv, Inc.
5.65% 5/15/28	175,000	178,560
6.25% 7/15/33	115,000	118,883
Patterson-UTI Energy, Inc. 7.15% 10/1/33	95,000	100,643
Phillips 66
1.30% 2/15/26	40,000	37,157
3.30% 3/15/52	65,000	46,540
3.90% 3/15/28	200,000	194,428
4.88% 11/15/44	180,000	172,416
5.88% 5/1/42	250,000	269,721
Phillips 66 Co.
3.15% 12/15/29	100,000	91,477
3.55% 10/1/26	100,000	96,412
3.75% 3/1/28	50,000	48,093
4.68% 2/15/45	40,000	36,170
4.90% 10/1/46	100,000	93,339
Pioneer Natural Resources Co.
1.13% 1/15/26	115,000	106,746
1.90% 8/15/30	200,000	169,802
2.15% 1/15/31	90,000	76,459
Shell International Finance BV
2.50% 9/12/26	150,000	142,782
2.75% 4/6/30	315,000	287,729
2.88% 5/10/26	400,000	385,540
3.25% 5/11/25	350,000	343,110
3.25% 4/6/50	500,000	375,621
3.75% 9/12/46	150,000	124,640
4.00% 5/10/46	350,000	303,720
4.13% 5/11/35	156,000	148,559
4.38% 5/11/45	167,000	153,006
5.50% 3/25/40	100,000	106,412
6.38% 12/15/38	300,000	344,955
Suncor Energy, Inc.
3.75% 3/4/51	70,000	52,455
4.00% 11/15/47	70,000	55,385
6.50% 6/15/38	250,000	267,145
6.80% 5/15/38	100,000	109,364
6.85% 6/1/39	100,000	110,026
7.15% 2/1/32	25,000	27,871
TotalEnergies Capital International SA
2.43% 1/10/25	100,000	97,555
2.83% 1/10/30	100,000	91,833
2.99% 6/29/41	200,000	155,421
3.13% 5/29/50	200,000	146,613
3.39% 6/29/60	200,000	148,281
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
TotalEnergies Capital International SA (continued)
3.46% 2/19/29	200,000	$192,884
3.46% 7/12/49	100,000	78,922
Valero Energy Corp.
4.00% 4/1/29	100,000	96,237
4.00% 6/1/52	55,000	42,365
4.35% 6/1/28	120,000	118,236
6.63% 6/15/37	300,000	328,847
7.50% 4/15/32	100,000	115,002
		22,161,716
Oil & Gas Services–0.08%
Baker Hughes Holdings LLC 5.13% 9/15/40	200,000	201,996
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc.
2.06% 12/15/26	200,000	187,169
4.08% 12/15/47	200,000	169,170
4.49% 5/1/30	30,000	29,994
Halliburton Co.
2.92% 3/1/30	150,000	134,891
3.80% 11/15/25	7,000	6,860
4.75% 8/1/43	200,000	187,533
4.85% 11/15/35	100,000	98,418
5.00% 11/15/45	283,000	274,650
7.45% 9/15/39	200,000	249,584
NOV, Inc. 3.95% 12/1/42	150,000	115,383
Schlumberger Finance Canada Ltd. 1.40% 9/17/25	125,000	118,491
Schlumberger Investment SA 4.50% 5/15/28	250,000	252,455
		2,026,594
Packaging & Containers–0.06%
Amcor Finance USA, Inc. 5.63% 5/26/33	160,000	166,353
Amcor Flexibles North America, Inc. 2.69% 5/25/31	230,000	197,974
Berry Global, Inc. 1.57% 1/15/26	575,000	534,172
Packaging Corp. of America
3.00% 12/15/29	50,000	45,256
3.05% 10/1/51	45,000	31,276
3.40% 12/15/27	70,000	66,640
4.05% 12/15/49	25,000	20,465
WestRock MWV LLC 8.20% 1/15/30	150,000	172,763
WRKCo, Inc.
3.75% 3/15/25	100,000	98,105
3.90% 6/1/28	50,000	47,716
4.00% 3/15/28	100,000	96,430
LVIP SSGA Bond Index Fund-48

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers (continued)
WRKCo, Inc. (continued)
4.20% 6/1/32	50,000	$47,755
		1,524,905
Pharmaceuticals–1.33%
AbbVie, Inc.
2.95% 11/21/26	250,000	239,724
3.20% 5/14/26	200,000	193,836
3.20% 11/21/29	525,000	490,765
3.60% 5/14/25	600,000	589,135
3.80% 3/15/25	500,000	493,177
4.05% 11/21/39	250,000	225,737
4.25% 11/21/49	525,000	467,856
4.30% 5/14/36	150,000	143,673
4.40% 11/6/42	300,000	278,150
4.45% 5/14/46	200,000	183,625
4.55% 3/15/35	250,000	245,164
4.63% 10/1/42	125,000	118,246
4.85% 6/15/44	250,000	243,335
Astrazeneca Finance LLC
1.20% 5/28/26	65,000	60,147
2.25% 5/28/31	55,000	47,421
4.88% 3/3/28	500,000	509,760
4.88% 3/3/33	500,000	517,066
AstraZeneca PLC
1.38% 8/6/30	200,000	166,265
2.13% 8/6/50	95,000	60,746
3.00% 5/28/51	30,000	22,410
4.00% 1/17/29	105,000	103,648
4.38% 11/16/45	95,000	89,197
4.38% 8/17/48	125,000	117,559
Becton Dickinson & Co.
1.96% 2/11/31	165,000	137,501
3.70% 6/6/27	196,000	189,933
3.79% 5/20/50	200,000	162,937
4.67% 6/6/47	125,000	116,723
4.69% 2/13/28	75,000	75,319
Bristol-Myers Squibb Co.
0.75% 11/13/25	150,000	139,976
1.13% 11/13/27	150,000	133,242
1.45% 11/13/30	90,000	73,912
2.35% 11/13/40	65,000	45,439
2.55% 11/13/50	90,000	57,055
2.95% 3/15/32	70,000	62,202
3.20% 6/15/26	120,000	116,433
3.25% 8/1/42	100,000	77,188
3.40% 7/26/29	217,000	205,816
3.55% 3/15/42	45,000	36,819
3.70% 3/15/52	105,000	82,512
3.90% 2/20/28	250,000	245,658
3.90% 3/15/62	95,000	74,131
4.13% 6/15/39	585,000	527,116
4.25% 10/26/49	210,000	182,231
4.35% 11/15/47	200,000	176,359
4.55% 2/20/48	250,000	226,375
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Cardinal Health, Inc.
3.41% 6/15/27	250,000	$239,858
3.75% 9/15/25	100,000	97,716
4.37% 6/15/47	100,000	85,555
4.90% 9/15/45	100,000	91,019
Cencora, Inc.
2.70% 3/15/31	200,000	175,410
2.80% 5/15/30	50,000	44,829
3.45% 12/15/27	100,000	96,339
4.30% 12/15/47	100,000	89,570
Cigna Group
1.25% 3/15/26	135,000	125,103
2.38% 3/15/31	120,000	102,563
2.40% 3/15/30	150,000	131,339
3.20% 3/15/40	105,000	82,080
3.25% 4/15/25	400,000	390,301
3.40% 3/15/50	85,000	62,934
3.40% 3/15/51	80,000	59,157
3.88% 10/15/47	150,000	122,075
4.13% 11/15/25	340,000	335,697
4.80% 8/15/38	145,000	140,194
4.90% 12/15/48	145,000	137,857
5.40% 3/15/33	250,000	260,125
6.13% 11/15/41	300,000	328,204
CVS Health Corp.
1.30% 8/21/27	415,000	368,583
1.75% 8/21/30	250,000	206,515
1.88% 2/28/31	160,000	131,675
2.70% 8/21/40	85,000	60,599
2.88% 6/1/26	250,000	238,756
3.00% 8/15/26	65,000	62,111
3.25% 8/15/29	85,000	79,207
3.75% 4/1/30	200,000	188,141
3.88% 7/20/25	400,000	393,074
4.13% 4/1/40	300,000	257,603
4.30% 3/25/28	323,000	317,524
4.78% 3/25/38	810,000	767,380
4.88% 7/20/35	225,000	221,073
5.00% 2/20/26	70,000	70,331
5.00% 1/30/29	90,000	91,651
5.05% 3/25/48	585,000	547,155
5.13% 2/21/30	100,000	101,551
5.13% 7/20/45	215,000	203,408
5.25% 2/21/33	100,000	102,218
5.30% 6/1/33	95,000	97,491
5.63% 2/21/53	100,000	101,361
5.88% 6/1/53	140,000	147,254
Eli Lilly & Co.
2.25% 5/15/50	250,000	161,551
2.50% 9/15/60	250,000	157,805
3.38% 3/15/29	65,000	62,512
GlaxoSmithKline Capital PLC 3.38% 6/1/29	165,000	158,883
GlaxoSmithKline Capital, Inc.
5.38% 4/15/34	100,000	107,740
LVIP SSGA Bond Index Fund-49

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
GlaxoSmithKline Capital, Inc. (continued)
6.38% 5/15/38	450,000	$522,490
Johnson & Johnson
0.55% 9/1/25	250,000	234,210
0.95% 9/1/27	155,000	138,305
2.10% 9/1/40	335,000	238,309
2.45% 3/1/26	150,000	144,263
2.45% 9/1/60	165,000	105,999
2.63% 1/15/25	150,000	146,814
2.90% 1/15/28	150,000	143,523
2.95% 3/3/27	200,000	193,198
3.40% 1/15/38	150,000	132,898
3.50% 1/15/48	95,000	79,945
3.55% 3/1/36	70,000	64,772
3.70% 3/1/46	80,000	69,991
3.75% 3/3/47	200,000	175,944
4.38% 12/5/33	183,000	187,716
4.85% 5/15/41	100,000	103,640
5.85% 7/15/38	100,000	114,282
McKesson Corp.
0.90% 12/3/25	145,000	134,433
5.10% 7/15/33	200,000	205,530
5.25% 2/15/26	65,000	65,001
Mead Johnson Nutrition Co.
4.13% 11/15/25	95,000	93,692
5.90% 11/1/39	50,000	53,094
Merck & Co., Inc.
0.75% 2/24/26	215,000	199,297
1.45% 6/24/30	105,000	87,747
1.70% 6/10/27	100,000	91,661
1.90% 12/10/28	100,000	89,995
2.15% 12/10/31	95,000	81,106
2.35% 6/24/40	145,000	105,237
2.45% 6/24/50	100,000	65,933
2.75% 2/10/25	400,000	391,112
2.75% 12/10/51	100,000	68,736
2.90% 12/10/61	55,000	36,762
3.40% 3/7/29	200,000	192,123
3.60% 9/15/42	100,000	84,762
3.90% 3/7/39	200,000	181,815
4.00% 3/7/49	135,000	118,623
4.15% 5/18/43	242,000	222,349
4.50% 5/17/33	145,000	146,072
4.90% 5/17/44	150,000	151,706
5.00% 5/17/53	250,000	257,052
Mylan, Inc.
4.55% 4/15/28	150,000	145,542
5.20% 4/15/48	150,000	123,942
5.40% 11/29/43	133,000	115,008
Novartis Capital Corp.
1.75% 2/14/25	150,000	145,245
2.00% 2/14/27	150,000	140,502
2.20% 8/14/30	150,000	132,053
2.75% 8/14/50	100,000	72,303
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Novartis Capital Corp. (continued)
3.00% 11/20/25	250,000	$243,093
3.10% 5/17/27	125,000	120,311
3.70% 9/21/42	150,000	130,407
4.40% 5/6/44	250,000	239,303
Pfizer Investment Enterprises Pte. Ltd.
4.45% 5/19/26	195,000	194,448
4.45% 5/19/28	500,000	499,742
4.65% 5/19/25	110,000	109,640
4.65% 5/19/30	250,000	251,760
4.75% 5/19/33	265,000	265,595
5.11% 5/19/43	250,000	249,110
5.30% 5/19/53	760,000	775,872
5.34% 5/19/63	250,000	252,400
Pfizer, Inc.
0.80% 5/28/25	125,000	118,271
1.70% 5/28/30	125,000	106,439
1.75% 8/18/31	100,000	82,999
2.55% 5/28/40	300,000	220,193
2.70% 5/28/50	115,000	80,072
2.75% 6/3/26	150,000	143,785
3.45% 3/15/29	250,000	240,877
3.60% 9/15/28	250,000	243,630
3.90% 3/15/39	50,000	44,220
4.00% 12/15/36	100,000	94,380
4.00% 3/15/49	200,000	174,936
4.10% 9/15/38	150,000	137,924
4.20% 9/15/48	100,000	90,434
7.20% 3/15/39	300,000	372,680
Sanofi SA 3.63% 6/19/28	150,000	147,148
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/26	300,000	288,603
Takeda Pharmaceutical Co. Ltd.
2.05% 3/31/30	200,000	171,375
3.03% 7/9/40	200,000	153,711
3.18% 7/9/50	200,000	143,018
3.38% 7/9/60	200,000	140,010
5.00% 11/26/28	200,000	202,972
Utah Acquisition Sub, Inc.
3.95% 6/15/26	250,000	241,598
5.25% 6/15/46	160,000	133,234
Viatris, Inc.
1.65% 6/22/25	180,000	170,441
2.70% 6/22/30	95,000	80,419
4.00% 6/22/50	95,000	66,825
Wyeth LLC
5.95% 4/1/37	350,000	385,097
6.00% 2/15/36	100,000	110,339
6.50% 2/1/34	100,000	112,736
Zoetis, Inc.
3.00% 9/12/27	100,000	94,847
LVIP SSGA Bond Index Fund-50

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Zoetis, Inc. (continued)
3.00% 5/15/50	145,000	$103,989
3.90% 8/20/28	50,000	48,925
3.95% 9/12/47	100,000	84,944
4.45% 8/20/48	50,000	45,445
4.50% 11/13/25	200,000	198,849
4.70% 2/1/43	150,000	143,460
5.60% 11/16/32	135,000	144,706
		33,042,540
Pipelines–0.83%
Boardwalk Pipelines LP
3.40% 2/15/31	45,000	40,212
4.45% 7/15/27	70,000	68,511
5.95% 6/1/26	50,000	50,675
Cheniere Corpus Christi Holdings LLC
3.70% 11/15/29	230,000	217,229
5.13% 6/30/27	500,000	502,428
Cheniere Energy Partners LP 5.95% 6/30/33	250,000	256,685
Columbia Pipeline Group, Inc.
4.50% 6/1/25	250,000	246,787
5.80% 6/1/45	100,000	99,520
Enbridge, Inc.
1.60% 10/4/26	110,000	100,761
2.50% 2/14/25	80,000	77,577
3.40% 8/1/51	140,000	101,972
3.70% 7/15/27	200,000	192,988
4.25% 12/1/26	100,000	98,653
4.50% 6/10/44	100,000	85,372
5.50% 12/1/46	100,000	98,339
5.97% 3/8/26	220,000	220,042
Energy Transfer LP
2.90% 5/15/25	95,000	92,050
3.75% 5/15/30	105,000	97,506
3.90% 7/15/26	100,000	97,186
4.00% 10/1/27	245,000	235,860
4.05% 3/15/25	100,000	98,377
4.20% 4/15/27	150,000	145,723
4.40% 3/15/27	100,000	97,762
4.95% 6/15/28	75,000	74,707
5.00% 5/15/44	70,000	61,400
5.00% 5/15/50	315,000	280,845
5.15% 3/15/45	150,000	137,531
5.30% 4/1/44	200,000	184,023
5.30% 4/15/47	150,000	137,527
5.40% 10/1/47	245,000	228,287
5.80% 6/15/38	100,000	100,301
5.95% 12/1/25	100,000	101,060
5.95% 10/1/43	125,000	123,037
6.00% 6/15/48	100,000	100,743
6.10% 12/1/28	180,000	189,431
6.50% 2/1/42	150,000	158,385
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer LP (continued)
6.55% 12/1/33	145,000	$157,368
7.50% 7/1/38	200,000	231,276
Enterprise Products Operating LLC
2.80% 1/31/30	105,000	94,958
3.13% 7/31/29	150,000	140,298
3.20% 2/15/52	350,000	255,044
3.30% 2/15/53	85,000	62,980
3.70% 2/15/26	150,000	147,703
3.75% 2/15/25	340,000	335,472
3.95% 2/15/27	245,000	240,999
4.15% 10/16/28	100,000	98,732
4.20% 1/31/50	100,000	86,738
4.25% 2/15/48	90,000	79,036
4.45% 2/15/43	125,000	114,074
4.80% 2/1/49	100,000	94,590
4.85% 8/15/42	200,000	191,720
4.85% 3/15/44	125,000	120,095
4.90% 5/15/46	100,000	95,393
5.70% 2/15/42	150,000	157,841
5.95% 2/1/41	100,000	107,172
6.13% 10/15/39	50,000	54,576
7.55% 4/15/38	100,000	122,332
Kinder Morgan Energy Partners LP
5.00% 3/1/43	250,000	222,942
5.80% 3/15/35	150,000	152,722
6.50% 9/1/39	100,000	104,976
6.55% 9/15/40	200,000	210,935
7.75% 3/15/32	200,000	226,482
Kinder Morgan, Inc.
1.75% 11/15/26	95,000	87,387
2.00% 2/15/31	140,000	116,212
3.25% 8/1/50	145,000	96,903
3.60% 2/15/51	280,000	200,071
4.30% 6/1/25	200,000	197,461
4.30% 3/1/28	200,000	197,196
5.20% 6/1/33	70,000	69,578
5.20% 3/1/48	150,000	136,903
5.55% 6/1/45	200,000	192,372
Magellan Midstream Partners LP
3.95% 3/1/50	155,000	118,419
4.20% 10/3/47	100,000	79,175
4.25% 9/15/46	180,000	144,885
5.00% 3/1/26	100,000	99,785
MPLX LP
1.75% 3/1/26	70,000	65,480
2.65% 8/15/30	390,000	336,540
4.00% 3/15/28	175,000	168,703
4.13% 3/1/27	165,000	161,516
4.25% 12/1/27	50,000	48,914
4.50% 4/15/38	290,000	258,061
LVIP SSGA Bond Index Fund-51

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
MPLX LP (continued)
4.70% 4/15/48	115,000	$99,108
4.90% 4/15/58	50,000	42,403
5.00% 3/1/33	145,000	142,041
5.20% 3/1/47	165,000	153,034
5.20% 12/1/47	90,000	82,308
ONEOK Partners LP
4.90% 3/15/25	100,000	99,418
6.13% 2/1/41	100,000	104,401
6.20% 9/15/43	178,000	186,021
6.65% 10/1/36	100,000	108,790
ONEOK, Inc.
2.20% 9/15/25	100,000	95,029
3.10% 3/15/30	100,000	89,731
3.40% 9/1/29	150,000	138,239
4.00% 7/13/27	85,000	82,552
4.45% 9/1/49	60,000	50,189
4.50% 3/15/50	100,000	83,720
4.55% 7/15/28	150,000	148,107
4.95% 7/13/47	100,000	89,480
5.20% 7/15/48	75,000	70,283
6.05% 9/1/33	105,000	111,249
6.63% 9/1/53	250,000	279,784
Plains All American Pipeline LP/PAA Finance Corp.
4.30% 1/31/43	100,000	79,383
4.50% 12/15/26	100,000	98,709
4.65% 10/15/25	200,000	197,836
5.15% 6/1/42	200,000	180,861
6.65% 1/15/37	125,000	133,761
Sabine Pass Liquefaction LLC
4.20% 3/15/28	70,000	68,523
4.50% 5/15/30	255,000	249,203
5.63% 3/1/25	545,000	546,043
5.90% 9/15/37	250,000	263,427
Spectra Energy Partners LP
3.38% 10/15/26	145,000	139,595
4.50% 3/15/45	50,000	42,835
Targa Resources Corp.
6.13% 3/15/33	175,000	184,247
6.50% 2/15/53	250,000	270,172
TC PipeLines LP 4.38% 3/13/25	150,000	147,874
Tennessee Gas Pipeline Co. LLC 7.63% 4/1/37	150,000	172,237
TransCanada PipeLines Ltd.
2.50% 10/12/31	165,000	137,913
4.25% 5/15/28	150,000	145,886
4.63% 3/1/34	200,000	189,343
4.75% 5/15/38	150,000	139,003
4.88% 1/15/26	100,000	99,719
4.88% 5/15/48	150,000	137,420
5.10% 3/15/49	150,000	142,979
6.10% 6/1/40	100,000	105,283
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
TransCanada PipeLines Ltd. (continued)
6.20% 3/9/26	250,000	$249,981
7.25% 8/15/38	100,000	116,012
Transcontinental Gas Pipe Line Co. LLC
3.25% 5/15/30	100,000	90,643
3.95% 5/15/50	200,000	161,379
4.00% 3/15/28	100,000	96,871
4.45% 8/1/42	100,000	88,011
4.60% 3/15/48	100,000	90,042
Valero Energy Partners LP 4.50% 3/15/28	100,000	98,201
Western Midstream Operating LP
6.15% 4/1/33	155,000	161,025
6.35% 1/15/29	165,000	172,328
Williams Cos., Inc.
2.60% 3/15/31	135,000	115,428
3.50% 11/15/30	150,000	137,335
3.75% 6/15/27	250,000	240,960
4.85% 3/1/48	70,000	63,583
5.30% 8/15/28	350,000	358,243
5.40% 3/2/26	235,000	237,348
5.75% 6/24/44	95,000	95,705
		20,582,741
Private Equity–0.03%
Brookfield Corp. 4.00% 1/15/25	150,000	147,642
Brookfield Finance LLC/Brookfield Finance, Inc. 3.45% 4/15/50	150,000	104,443
Brookfield Finance, Inc.
2.72% 4/15/31	80,000	67,480
3.50% 3/30/51	200,000	146,248
3.90% 1/25/28	100,000	96,310
4.70% 9/20/47	150,000	130,386
		692,509
Real Estate–0.01%
CBRE Services, Inc. 4.88% 3/1/26	300,000	300,135
		300,135
Real Estate Investment Trusts–0.98%
Alexandria Real Estate Equities, Inc.
2.00% 5/18/32	125,000	100,275
2.75% 12/15/29	100,000	87,904
2.95% 3/15/34	40,000	33,354
3.00% 5/18/51	250,000	164,661
3.38% 8/15/31	60,000	54,066
3.45% 4/30/25	100,000	97,726
3.55% 3/15/52	70,000	51,128
LVIP SSGA Bond Index Fund-52

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Alexandria Real Estate Equities, Inc. (continued)
3.95% 1/15/27	25,000	$24,178
3.95% 1/15/28	100,000	95,937
4.00% 2/1/50	100,000	79,004
4.50% 7/30/29	110,000	106,802
American Homes 4 Rent LP
2.38% 7/15/31	80,000	65,992
3.63% 4/15/32	140,000	125,382
American Tower Corp.
1.30% 9/15/25	25,000	23,391
1.50% 1/31/28	50,000	43,681
1.60% 4/15/26	100,000	92,435
1.88% 10/15/30	250,000	204,921
2.10% 6/15/30	25,000	20,970
2.70% 4/15/31	100,000	85,871
2.95% 1/15/25	100,000	97,561
2.95% 1/15/51	50,000	33,323
3.10% 6/15/50	300,000	204,475
3.13% 1/15/27	200,000	189,031
3.38% 10/15/26	200,000	191,583
3.60% 1/15/28	100,000	95,249
3.65% 3/15/27	160,000	153,893
3.80% 8/15/29	265,000	251,575
4.00% 6/1/25	100,000	98,208
5.50% 3/15/28	250,000	255,524
5.80% 11/15/28	140,000	145,434
AvalonBay Communities, Inc.
1.90% 12/1/28	100,000	88,319
2.45% 1/15/31	105,000	90,530
2.90% 10/15/26	50,000	47,598
3.20% 1/15/28	85,000	80,634
3.30% 6/1/29	60,000	55,939
3.45% 6/1/25	100,000	97,868
3.50% 11/15/25	50,000	48,391
3.90% 10/15/46	50,000	40,669
4.15% 7/1/47	50,000	41,695
Boston Properties LP
2.45% 10/1/33	100,000	76,098
2.55% 4/1/32	150,000	119,410
2.75% 10/1/26	300,000	278,254
3.20% 1/15/25	100,000	97,202
3.40% 6/21/29	150,000	134,531
3.65% 2/1/26	100,000	96,248
4.50% 12/1/28	70,000	66,669
Brixmor Operating Partnership LP
3.85% 2/1/25	70,000	68,491
3.90% 3/15/27	100,000	95,315
4.05% 7/1/30	300,000	280,335
4.13% 6/15/26	50,000	48,419
Camden Property Trust
3.15% 7/1/29	125,000	115,153
3.35% 11/1/49	40,000	30,007
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Corporate Office Properties LP
2.25% 3/15/26	90,000	$83,911
2.75% 4/15/31	100,000	80,829
Crown Castle, Inc.
1.05% 7/15/26	200,000	180,437
2.10% 4/1/31	200,000	162,891
2.25% 1/15/31	40,000	33,122
2.90% 4/1/41	200,000	142,739
3.25% 1/15/51	150,000	104,812
3.65% 9/1/27	140,000	133,082
3.80% 2/15/28	150,000	142,488
4.00% 3/1/27	40,000	38,662
4.45% 2/15/26	365,000	359,524
4.75% 5/15/47	25,000	21,656
5.00% 1/11/28	70,000	69,725
5.20% 2/15/49	100,000	94,222
5.60% 6/1/29	125,000	127,814
CubeSmart LP
2.00% 2/15/31	160,000	130,502
3.00% 2/15/30	100,000	88,282
3.13% 9/1/26	50,000	47,420
4.38% 2/15/29	30,000	29,062
Digital Realty Trust LP
3.60% 7/1/29	65,000	60,953
3.70% 8/15/27	100,000	96,435
5.55% 1/15/28	175,000	178,270
Equinix, Inc.
1.00% 9/15/25	250,000	233,214
1.25% 7/15/25	55,000	51,738
1.55% 3/15/28	125,000	109,650
2.15% 7/15/30	55,000	46,598
2.90% 11/18/26	90,000	85,470
2.95% 9/15/51	250,000	167,001
3.00% 7/15/50	45,000	30,538
3.20% 11/18/29	90,000	82,659
3.90% 4/15/32	200,000	185,675
ERP Operating LP
2.50% 2/15/30	100,000	88,351
2.85% 11/1/26	140,000	132,943
3.00% 7/1/29	100,000	92,053
3.38% 6/1/25	100,000	97,835
4.15% 12/1/28	100,000	98,157
4.50% 6/1/45	50,000	42,248
Essex Portfolio LP
1.65% 1/15/31	250,000	197,776
1.70% 3/1/28	210,000	183,737
3.00% 1/15/30	100,000	89,165
3.38% 4/15/26	50,000	48,252
4.00% 3/1/29	100,000	95,440
Extra Space Storage LP
2.20% 10/15/30	235,000	195,467
3.50% 7/1/26	100,000	95,974
3.90% 4/1/29	20,000	18,913
4.00% 6/15/29	100,000	95,329
LVIP SSGA Bond Index Fund-53

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Extra Space Storage LP (continued)
5.50% 7/1/30	145,000	$148,284
Federal Realty OP LP
1.25% 2/15/26	50,000	46,146
3.25% 7/15/27	100,000	93,390
4.50% 12/1/44	100,000	83,181
5.38% 5/1/28	200,000	202,155
GLP Capital LP/GLP Financing II, Inc.
3.25% 1/15/32	50,000	42,213
4.00% 1/15/30	95,000	86,686
4.00% 1/15/31	50,000	45,032
5.25% 6/1/25	75,000	74,737
5.38% 4/15/26	145,000	144,103
5.75% 6/1/28	75,000	75,673
Healthcare Realty Holdings LP
2.00% 3/15/31	110,000	88,039
2.40% 3/15/30	100,000	82,113
3.10% 2/15/30	50,000	43,710
3.50% 8/1/26	95,000	90,660
3.75% 7/1/27	50,000	47,273
Healthpeak OP LLC
2.13% 12/1/28	160,000	140,628
3.00% 1/15/30	150,000	133,388
5.25% 12/15/32	250,000	252,723
Highwoods Realty LP
2.60% 2/1/31	65,000	50,524
3.88% 3/1/27	60,000	55,688
4.20% 4/15/29	100,000	90,460
Host Hotels & Resorts LP
2.90% 12/15/31	140,000	117,458
3.38% 12/15/29	150,000	134,605
3.50% 9/15/30	70,000	62,448
Hudson Pacific Properties LP
3.95% 11/1/27	25,000	20,928
4.65% 4/1/29	100,000	81,117
Invitation Homes Operating Partnership LP
2.30% 11/15/28	100,000	88,641
2.70% 1/15/34	100,000	80,382
5.50% 8/15/33	250,000	250,302
Kilroy Realty LP
2.50% 11/15/32	50,000	37,864
3.05% 2/15/30	100,000	85,005
4.25% 8/15/29	150,000	137,479
Kimco Realty OP LLC
2.25% 12/1/31	70,000	57,152
2.80% 10/1/26	100,000	94,346
3.30% 2/1/25	120,000	117,357
3.80% 4/1/27	100,000	95,978
4.13% 12/1/46	100,000	76,752
4.45% 9/1/47	100,000	82,544
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Kite Realty Group LP 4.00% 10/1/26	50,000	$47,246
Kite Realty Group Trust 4.75% 9/15/30	250,000	235,409
Mid-America Apartments LP
1.70% 2/15/31	50,000	40,539
3.95% 3/15/29	100,000	97,114
4.00% 11/15/25	50,000	49,119
4.20% 6/15/28	100,000	97,685
National Health Investors, Inc. 3.00% 2/1/31	25,000	19,983
NNN REIT, Inc.
2.50% 4/15/30	150,000	128,899
3.00% 4/15/52	50,000	32,588
3.10% 4/15/50	150,000	99,925
3.50% 4/15/51	90,000	65,007
3.60% 12/15/26	100,000	95,809
4.00% 11/15/25	65,000	63,594
Omega Healthcare Investors, Inc.
3.25% 4/15/33	150,000	121,031
3.38% 2/1/31	50,000	42,481
3.63% 10/1/29	100,000	88,157
4.50% 4/1/27	200,000	191,868
5.25% 1/15/26	100,000	99,418
Physicians Realty LP
2.63% 11/1/31	50,000	41,136
3.95% 1/15/28	100,000	95,243
4.30% 3/15/27	50,000	48,635
Piedmont Operating Partnership LP
2.75% 4/1/32	35,000	24,320
3.15% 8/15/30	200,000	151,385
Prologis LP
1.25% 10/15/30	115,000	92,912
1.63% 3/15/31	200,000	161,607
1.75% 7/1/30	100,000	83,409
2.13% 4/15/27	50,000	46,187
2.13% 10/15/50	85,000	50,155
2.25% 4/15/30	95,000	83,047
3.00% 4/15/50	50,000	35,823
3.88% 9/15/28	65,000	62,750
4.38% 2/1/29	125,000	122,875
4.38% 9/15/48	50,000	44,153
4.75% 6/15/33	200,000	202,706
5.13% 1/15/34	140,000	144,489
Public Storage Operating Co.
0.88% 2/15/26	125,000	115,631
1.50% 11/9/26	50,000	45,917
1.95% 11/9/28	85,000	75,759
2.25% 11/9/31	65,000	55,568
3.09% 9/15/27	60,000	57,097
3.39% 5/1/29	65,000	62,001
5.10% 8/1/33	50,000	51,760
5.35% 8/1/53	200,000	208,809
LVIP SSGA Bond Index Fund-54

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Realty Income Corp.
0.75% 3/15/26	195,000	$177,520
1.80% 3/15/33	125,000	97,115
2.20% 6/15/28	65,000	58,231
2.85% 12/15/32	95,000	80,715
3.10% 12/15/29	100,000	91,659
3.65% 1/15/28	100,000	95,882
3.95% 8/15/27	80,000	77,766
4.65% 3/15/47	100,000	93,109
4.70% 12/15/28	175,000	176,289
4.88% 6/1/26	95,000	95,075
5.05% 1/13/26	55,000	54,954
Regency Centers LP
3.70% 6/15/30	105,000	97,627
4.13% 3/15/28	100,000	95,894
4.40% 2/1/47	165,000	136,751
Sabra Health Care LP 3.90% 10/15/29	100,000	89,929
Simon Property Group LP
1.38% 1/15/27	50,000	45,654
1.75% 2/1/28	250,000	224,655
2.20% 2/1/31	250,000	209,646
2.25% 1/15/32	50,000	41,531
2.45% 9/13/29	150,000	133,496
2.65% 7/15/30	200,000	176,986
3.25% 9/13/49	100,000	72,211
3.38% 6/15/27	200,000	191,608
5.50% 3/8/33	250,000	258,318
SITE Centers Corp.
4.25% 2/1/26	100,000	97,471
4.70% 6/1/27	100,000	98,341
Spirit Realty LP
2.10% 3/15/28	100,000	88,796
2.70% 2/15/32	125,000	104,711
3.20% 1/15/27	100,000	94,608
3.40% 1/15/30	100,000	91,044
4.00% 7/15/29	45,000	42,694
STORE Capital Corp.
2.70% 12/1/31	100,000	75,745
2.75% 11/18/30	50,000	39,039
4.50% 3/15/28	50,000	45,949
4.63% 3/15/29	100,000	92,222
Sun Communities Operating LP
2.30% 11/1/28	65,000	56,851
2.70% 7/15/31	40,000	33,330
5.70% 1/15/33	100,000	101,231
Tanger Properties LP
3.13% 9/1/26	50,000	46,649
3.88% 7/15/27	100,000	91,594
UDR, Inc.
1.90% 3/15/33	50,000	38,015
2.10% 8/1/32	25,000	19,591
2.10% 6/15/33	200,000	153,578
2.95% 9/1/26	50,000	47,447
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
UDR, Inc. (continued)
3.50% 1/15/28	100,000	$94,127
Ventas Realty LP
3.00% 1/15/30	100,000	88,274
3.85% 4/1/27	100,000	96,038
4.00% 3/1/28	100,000	95,542
4.13% 1/15/26	156,000	152,081
4.40% 1/15/29	150,000	145,649
4.88% 4/15/49	50,000	43,396
Welltower OP LLC
2.70% 2/15/27	50,000	46,869
2.75% 1/15/31	105,000	91,448
2.80% 6/1/31	200,000	174,426
3.10% 1/15/30	55,000	49,601
4.25% 4/1/26	200,000	196,910
4.25% 4/15/28	50,000	49,058
4.95% 9/1/48	50,000	47,275
6.50% 3/15/41	250,000	275,238
Weyerhaeuser Co.
3.38% 3/9/33	60,000	53,258
4.00% 3/9/52	45,000	37,030
7.38% 3/15/32	250,000	290,116
WP Carey, Inc.
2.25% 4/1/33	50,000	38,914
2.40% 2/1/31	50,000	42,256
4.25% 10/1/26	100,000	97,698
		24,395,471
Retail–0.72%
AutoNation, Inc.
3.80% 11/15/27	100,000	93,772
3.85% 3/1/32	100,000	88,856
4.50% 10/1/25	45,000	44,054
AutoZone, Inc.
1.65% 1/15/31	85,000	68,950
3.13% 4/21/26	75,000	72,055
3.75% 6/1/27	150,000	145,627
3.75% 4/18/29	100,000	95,476
5.20% 8/1/33	250,000	254,445
6.25% 11/1/28	125,000	132,815
Best Buy Co., Inc. 1.95% 10/1/30	250,000	207,620
Costco Wholesale Corp. 3.00% 5/18/27	250,000	240,722
Darden Restaurants, Inc.
4.55% 2/15/48	35,000	29,618
6.30% 10/10/33	145,000	155,880
Dollar General Corp.
3.88% 4/15/27	100,000	96,903
4.13% 5/1/28	70,000	68,525
4.15% 11/1/25	75,000	73,755
4.63% 11/1/27	100,000	99,338
5.00% 11/1/32	60,000	59,836
5.20% 7/5/28	140,000	141,871
5.50% 11/1/52	100,000	96,433
LVIP SSGA Bond Index Fund-55

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Dollar Tree, Inc.
2.65% 12/1/31	200,000	$169,936
3.38% 12/1/51	100,000	69,266
4.20% 5/15/28	165,000	161,365
Genuine Parts Co.
1.88% 11/1/30	55,000	44,636
2.75% 2/1/32	65,000	54,313
6.50% 11/1/28	250,000	265,480
Home Depot, Inc.
0.90% 3/15/28	80,000	69,968
1.50% 9/15/28	150,000	132,977
1.88% 9/15/31	65,000	54,379
2.13% 9/15/26	155,000	145,729
2.38% 3/15/51	250,000	157,852
2.70% 4/15/25	40,000	39,013
2.70% 4/15/30	200,000	182,664
2.75% 9/15/51	150,000	102,357
2.80% 9/14/27	200,000	190,103
2.88% 4/15/27	50,000	47,809
3.00% 4/1/26	125,000	121,126
3.13% 12/15/49	250,000	185,935
3.25% 4/15/32	65,000	60,021
3.35% 9/15/25	265,000	259,724
3.50% 9/15/56	135,000	106,095
3.63% 4/15/52	95,000	76,981
3.90% 12/6/28	60,000	59,101
3.90% 6/15/47	150,000	129,001
4.20% 4/1/43	150,000	136,704
4.25% 4/1/46	100,000	90,337
4.50% 9/15/32	145,000	147,928
4.50% 12/6/48	200,000	188,566
4.88% 2/15/44	96,000	94,988
4.90% 4/15/29	145,000	148,977
5.40% 9/15/40	100,000	105,184
5.88% 12/16/36	350,000	391,210
5.95% 4/1/41	100,000	111,805
Lowe's Cos., Inc.
1.30% 4/15/28	65,000	57,102
1.70% 9/15/28	50,000	44,223
1.70% 10/15/30	65,000	53,985
2.63% 4/1/31	250,000	218,760
2.80% 9/15/41	100,000	73,048
3.00% 10/15/50	850,000	578,189
3.10% 5/3/27	250,000	239,340
3.38% 9/15/25	120,000	117,102
3.50% 4/1/51	125,000	93,438
3.65% 4/5/29	170,000	163,854
3.70% 4/15/46	200,000	157,796
4.05% 5/3/47	147,000	120,953
4.50% 4/15/30	400,000	397,677
5.00% 4/15/33	165,000	168,511
5.63% 4/15/53	200,000	209,685
McDonald's Corp.
1.45% 9/1/25	55,000	52,054
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
McDonald's Corp. (continued)
2.13% 3/1/30	65,000	$56,802
3.38% 5/26/25	150,000	146,850
3.50% 3/1/27	150,000	145,998
3.63% 5/1/43	100,000	82,798
3.63% 9/1/49	50,000	40,073
3.80% 4/1/28	200,000	195,019
4.45% 3/1/47	225,000	205,756
4.45% 9/1/48	40,000	37,106
4.60% 9/9/32	105,000	106,003
4.60% 5/26/45	94,000	88,360
4.70% 12/9/35	270,000	266,633
4.88% 12/9/45	275,000	270,053
4.95% 8/14/33	200,000	205,566
5.45% 8/14/53	200,000	212,778
6.30% 3/1/38	50,000	56,909
O'Reilly Automotive, Inc.
1.75% 3/15/31	225,000	182,316
3.60% 9/1/27	100,000	96,376
3.90% 6/1/29	100,000	96,522
4.35% 6/1/28	100,000	99,159
Ross Stores, Inc.
0.88% 4/15/26	100,000	91,664
1.88% 4/15/31	100,000	82,281
Starbucks Corp.
2.45% 6/15/26	100,000	95,161
2.55% 11/15/30	200,000	176,885
3.50% 3/1/28	150,000	144,238
3.50% 11/15/50	200,000	155,245
3.75% 12/1/47	70,000	56,191
3.80% 8/15/25	150,000	147,271
4.00% 11/15/28	150,000	147,711
4.45% 8/15/49	200,000	181,550
4.50% 11/15/48	80,000	72,922
4.80% 2/15/33	180,000	183,803
Target Corp.
1.95% 1/15/27	400,000	373,189
2.35% 2/15/30	60,000	53,534
2.50% 4/15/26	100,000	96,249
2.95% 1/15/52	310,000	221,751
3.38% 4/15/29	200,000	192,421
4.40% 1/15/33	65,000	65,633
4.50% 9/15/32	250,000	252,498
TJX Cos., Inc.
1.15% 5/15/28	50,000	43,722
1.60% 5/15/31	50,000	41,469
2.25% 9/15/26	250,000	236,122
Tractor Supply Co. 5.25% 5/15/33	60,000	61,549
Walmart, Inc.
1.05% 9/17/26	135,000	124,039
1.80% 9/22/31	55,000	46,604
2.38% 9/24/29	6,000	5,464
2.50% 9/22/41	110,000	81,443
LVIP SSGA Bond Index Fund-56

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Walmart, Inc. (continued)
2.65% 9/22/51	80,000	$55,750
3.05% 7/8/26	85,000	82,469
3.25% 7/8/29	780,000	748,510
3.55% 6/26/25	250,000	246,500
3.90% 4/15/28	155,000	153,326
3.95% 9/9/27	295,000	293,359
4.00% 4/15/26	65,000	64,641
4.10% 4/15/33	165,000	163,435
4.15% 9/9/32	315,000	314,837
4.50% 9/9/52	250,000	243,106
4.50% 4/15/53	155,000	150,607
		17,852,024
Semiconductors–0.57%
Analog Devices, Inc.
1.70% 10/1/28	45,000	39,908
2.10% 10/1/31	60,000	51,060
2.80% 10/1/41	50,000	37,219
2.95% 10/1/51	55,000	39,330
3.50% 12/5/26	150,000	146,532
Applied Materials, Inc.
1.75% 6/1/30	30,000	25,515
3.30% 4/1/27	80,000	77,516
3.90% 10/1/25	70,000	69,020
4.35% 4/1/47	70,000	66,115
5.10% 10/1/35	70,000	73,466
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.88% 1/15/27	250,000	243,976
Broadcom, Inc.
1.95% 2/15/28	165,000	148,011
2.45% 2/15/31	400,000	342,025
2.60% 2/15/33	400,000	329,540
3.15% 11/15/25	660,000	639,273
3.42% 4/15/33	345,000	303,016
3.50% 2/15/41	135,000	107,024
3.75% 2/15/51	80,000	62,893
4.11% 9/15/28	633,000	618,026
4.15% 11/15/30	200,000	191,036
4.15% 4/15/32	100,000	94,267
4.30% 11/15/32	115,000	110,327
Intel Corp.
2.60% 5/19/26	150,000	143,639
3.25% 11/15/49	165,000	122,672
3.40% 3/25/25	400,000	393,186
3.70% 7/29/25	365,000	359,202
3.73% 12/8/47	200,000	162,441
3.75% 8/5/27	500,000	490,014
3.90% 3/25/30	500,000	484,468
4.00% 12/15/32	250,000	241,591
4.10% 5/19/46	150,000	132,162
4.75% 3/25/50	200,000	188,957
4.88% 2/10/28	190,000	193,169
4.95% 3/25/60	300,000	294,470
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Intel Corp. (continued)
5.20% 2/10/33	165,000	$172,372
5.63% 2/10/43	100,000	106,899
5.70% 2/10/53	70,000	75,678
5.90% 2/10/63	400,000	445,842
KLA Corp. 3.30% 3/1/50	75,000	57,246
Lam Research Corp.
1.90% 6/15/30	50,000	42,987
2.88% 6/15/50	35,000	24,901
3.13% 6/15/60	240,000	165,661
3.75% 3/15/26	100,000	98,197
4.00% 3/15/29	85,000	83,868
4.88% 3/15/49	50,000	49,747
Marvell Technology, Inc.
1.65% 4/15/26	65,000	60,470
2.45% 4/15/28	65,000	58,656
2.95% 4/15/31	60,000	52,432
4.88% 6/22/28	100,000	99,698
5.75% 2/15/29	250,000	258,299
Micron Technology, Inc.
2.70% 4/15/32	90,000	75,586
3.37% 11/1/41	65,000	48,421
3.48% 11/1/51	95,000	68,850
4.19% 2/15/27	75,000	73,562
4.98% 2/6/26	100,000	99,946
5.33% 2/6/29	100,000	101,993
5.38% 4/15/28	250,000	254,401
6.75% 11/1/29	100,000	108,059
NVIDIA Corp.
3.20% 9/16/26	200,000	194,557
3.50% 4/1/50	600,000	500,653
NXP BV/NXP Funding LLC
5.35% 3/1/26	100,000	100,518
5.55% 12/1/28	65,000	66,886
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.65% 2/15/32	200,000	168,498
2.70% 5/1/25	40,000	38,553
3.13% 2/15/42	155,000	115,471
3.15% 5/1/27	65,000	61,710
3.25% 11/30/51	110,000	78,835
3.40% 5/1/30	85,000	78,110
4.40% 6/1/27	40,000	39,484
5.00% 1/15/33	50,000	50,077
QUALCOMM, Inc.
2.15% 5/20/30	200,000	176,202
3.25% 5/20/27	200,000	193,603
3.25% 5/20/50	90,000	69,998
3.45% 5/20/25	300,000	294,543
4.25% 5/20/32	20,000	19,846
4.50% 5/20/52	45,000	42,021
4.65% 5/20/35	200,000	204,567
4.80% 5/20/45	200,000	198,215
5.40% 5/20/33	200,000	215,928
LVIP SSGA Bond Index Fund-57

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Texas Instruments, Inc.
2.25% 9/4/29	65,000	$58,622
3.88% 3/15/39	55,000	50,740
4.15% 5/15/48	300,000	272,028
4.60% 2/15/28	210,000	213,361
4.90% 3/14/33	75,000	77,877
5.05% 5/18/63	250,000	256,088
TSMC Arizona Corp.
3.88% 4/22/27	200,000	195,581
4.25% 4/22/32	200,000	197,087
4.50% 4/22/52	200,000	198,617
Xilinx, Inc. 2.38% 6/1/30	100,000	88,438
		14,221,551
Software–0.67%
Adobe, Inc.
1.90% 2/1/25	65,000	63,056
2.15% 2/1/27	65,000	60,993
2.30% 2/1/30	390,000	349,362
3.25% 2/1/25	95,000	93,333
Autodesk, Inc.
2.85% 1/15/30	55,000	49,575
3.50% 6/15/27	100,000	97,065
4.38% 6/15/25	100,000	99,067
Broadridge Financial Solutions, Inc. 2.90% 12/1/29	150,000	134,391
Electronic Arts, Inc.
1.85% 2/15/31	120,000	100,139
2.95% 2/15/51	85,000	60,102
4.80% 3/1/26	100,000	100,162
Fidelity National Information Services, Inc.
1.15% 3/1/26	80,000	73,917
1.65% 3/1/28	55,000	49,037
2.25% 3/1/31	150,000	126,719
3.10% 3/1/41	25,000	18,533
5.10% 7/15/32	500,000	510,529
Fiserv, Inc.
2.25% 6/1/27	500,000	462,353
2.65% 6/1/30	200,000	175,829
3.20% 7/1/26	65,000	62,569
3.50% 7/1/29	180,000	169,349
3.85% 6/1/25	150,000	147,159
4.40% 7/1/49	140,000	123,397
5.45% 3/2/28	180,000	185,374
5.63% 8/21/33	250,000	261,894
Intuit, Inc.
0.95% 7/15/25	65,000	61,249
5.20% 9/15/33	250,000	261,722
Microsoft Corp.
2.40% 8/8/26	250,000	238,221
2.53% 6/1/50	574,000	391,854
2.68% 6/1/60	382,000	254,929
2.92% 3/17/52	1,280,000	944,686
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Microsoft Corp. (continued)
3.04% 3/17/62	166,000	$119,760
3.13% 11/3/25	200,000	195,217
3.30% 2/6/27	500,000	486,964
3.40% 9/15/26	100,000	97,467
3.40% 6/15/27	45,000	43,686
3.45% 8/8/36	596,000	548,182
4.50% 6/15/47	60,000	58,711
Oracle Corp.
1.65% 3/25/26	225,000	209,897
2.30% 3/25/28	250,000	227,791
2.50% 4/1/25	400,000	386,675
2.88% 3/25/31	240,000	212,605
2.95% 4/1/30	500,000	451,273
3.25% 11/15/27	200,000	189,874
3.60% 4/1/40	1,000,000	797,404
3.60% 4/1/50	300,000	222,212
3.65% 3/25/41	400,000	317,245
3.80% 11/15/37	90,000	76,480
3.85% 7/15/36	150,000	130,684
3.85% 4/1/60	700,000	507,249
3.90% 5/15/35	355,000	316,541
3.95% 3/25/51	405,000	317,141
4.00% 7/15/46	150,000	120,231
4.00% 11/15/47	140,000	110,891
4.10% 3/25/61	240,000	182,854
4.30% 7/8/34	200,000	186,743
4.50% 5/6/28	90,000	89,989
4.50% 7/8/44	500,000	436,016
4.90% 2/6/33	85,000	84,613
5.38% 7/15/40	400,000	393,024
5.55% 2/6/53	115,000	115,032
5.80% 11/10/25	70,000	71,091
6.13% 7/8/39	150,000	159,457
6.25% 11/9/32	250,000	271,971
6.50% 4/15/38	200,000	220,764
6.90% 11/9/52	70,000	82,157
Roper Technologies, Inc.
1.00% 9/15/25	210,000	196,291
2.00% 6/30/30	115,000	97,622
3.80% 12/15/26	55,000	53,787
3.85% 12/15/25	100,000	98,041
4.20% 9/15/28	95,000	93,338
Salesforce, Inc.
1.50% 7/15/28	135,000	120,054
1.95% 7/15/31	200,000	170,819
2.70% 7/15/41	120,000	91,657
2.90% 7/15/51	200,000	143,004
3.05% 7/15/61	100,000	70,153
3.70% 4/11/28	100,000	97,985
ServiceNow, Inc. 1.40% 9/1/30	125,000	102,762
Take-Two Interactive Software, Inc.
4.95% 3/28/28	250,000	251,853
5.00% 3/28/26	250,000	251,132
LVIP SSGA Bond Index Fund-58

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
VMware LLC
1.40% 8/15/26	80,000	$73,175
1.80% 8/15/28	110,000	96,441
2.20% 8/15/31	135,000	111,863
3.90% 8/21/27	85,000	82,456
4.50% 5/15/25	300,000	296,987
		16,663,876
Telecommunications–1.07%
America Movil SAB de CV
2.88% 5/7/30	200,000	178,134
4.38% 7/16/42	200,000	180,234
6.13% 11/15/37	150,000	162,541
6.13% 3/30/40	250,000	272,971
6.38% 3/1/35	25,000	27,963
AT&T, Inc.
1.65% 2/1/28	45,000	40,073
1.70% 3/25/26	200,000	187,116
2.25% 2/1/32	210,000	173,657
2.30% 6/1/27	200,000	185,639
2.55% 12/1/33	400,000	326,008
2.75% 6/1/31	350,000	306,837
3.10% 2/1/43	250,000	188,814
3.50% 6/1/41	900,000	714,672
3.50% 9/15/53	460,000	333,825
3.55% 9/15/55	700,000	503,284
3.65% 6/1/51	400,000	301,227
3.65% 9/15/59	555,000	397,764
3.80% 2/15/27	105,000	102,474
3.80% 12/1/57	812,000	603,594
3.85% 6/1/60	185,000	137,949
4.25% 3/1/27	500,000	494,405
4.30% 2/15/30	286,000	280,053
4.35% 3/1/29	370,000	365,156
4.35% 6/15/45	532,000	459,281
4.50% 5/15/35	220,000	208,388
4.85% 3/1/39	120,000	114,821
5.25% 3/1/37	150,000	150,601
5.35% 9/1/40	338,000	333,575
5.40% 2/15/34	265,000	273,301
5.54% 2/20/26	100,000	100,022
Bell Telephone Co. of Canada or Bell Canada
3.65% 3/17/51	250,000	191,623
4.30% 7/29/49	55,000	47,040
4.46% 4/1/48	100,000	89,828
5.10% 5/11/33	250,000	256,532
British Telecommunications PLC 9.63% 12/15/30	350,000	433,090
Cisco Systems, Inc.
2.95% 2/28/26	150,000	145,208
3.50% 6/15/25	45,000	44,350
5.50% 1/15/40	200,000	212,898
5.90% 2/15/39	300,000	332,765
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Corning, Inc.
3.90% 11/15/49	100,000	$80,342
4.75% 3/15/42	250,000	232,795
5.45% 11/15/79	40,000	38,607
5.75% 8/15/40	25,000	25,617
Deutsche Telekom International Finance BV 8.75% 6/15/30	460,000	554,005
Juniper Networks, Inc.
1.20% 12/10/25	105,000	97,328
2.00% 12/10/30	160,000	129,481
5.95% 3/15/41	100,000	102,545
Motorola Solutions, Inc.
2.30% 11/15/30	85,000	71,771
2.75% 5/24/31	100,000	85,470
4.60% 2/23/28	100,000	99,436
4.60% 5/23/29	100,000	99,220
Orange SA
5.38% 1/13/42	100,000	101,728
9.00% 3/1/31	400,000	493,316
Rogers Communications, Inc.
2.90% 11/15/26	200,000	189,624
3.63% 12/15/25	65,000	63,099
3.70% 11/15/49	100,000	75,988
4.30% 2/15/48	40,000	33,343
4.35% 5/1/49	155,000	131,207
4.50% 3/15/43	100,000	88,077
5.00% 3/15/44	100,000	93,976
7.50% 8/15/38	25,000	28,864
Telefonica Emisiones SA
4.90% 3/6/48	200,000	176,279
5.21% 3/8/47	300,000	277,966
5.52% 3/1/49	200,000	192,923
7.05% 6/20/36	175,000	197,951
Telefonica Europe BV 8.25% 9/15/30	200,000	234,080
TELUS Corp.
2.80% 2/16/27	100,000	94,175
3.70% 9/15/27	100,000	96,146
4.60% 11/16/48	100,000	89,245
T-Mobile USA, Inc.
1.50% 2/15/26	1,200,000	1,117,359
2.05% 2/15/28	255,000	230,084
2.25% 11/15/31	150,000	124,890
2.40% 3/15/29	55,000	49,359
2.55% 2/15/31	230,000	198,102
2.70% 3/15/32	110,000	93,742
3.00% 2/15/41	155,000	115,995
3.30% 2/15/51	275,000	198,668
3.40% 10/15/52	300,000	218,505
3.60% 11/15/60	265,000	192,875
3.88% 4/15/30	1,000,000	948,302
4.50% 4/15/50	800,000	706,840
4.95% 3/15/28	75,000	76,007
5.05% 7/15/33	550,000	554,277
LVIP SSGA Bond Index Fund-59

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
T-Mobile USA, Inc. (continued)
5.20% 1/15/33	130,000	$133,261
5.65% 1/15/53	65,000	67,676
5.75% 1/15/34	105,000	111,367
5.80% 9/15/62	95,000	101,847
Verizon Communications, Inc.
0.85% 11/20/25	250,000	232,315
1.45% 3/20/26	160,000	149,039
1.50% 9/18/30	300,000	247,157
1.68% 10/30/30	206,000	169,693
1.75% 1/20/31	250,000	205,620
2.10% 3/22/28	240,000	217,105
2.55% 3/21/31	415,000	357,833
2.63% 8/15/26	230,000	219,067
2.65% 11/20/40	250,000	180,130
2.85% 9/3/41	95,000	70,183
2.88% 11/20/50	250,000	169,970
2.99% 10/30/56	431,000	286,118
3.00% 11/20/60	720,000	471,973
3.40% 3/22/41	195,000	155,228
3.55% 3/22/51	145,000	111,722
3.70% 3/22/61	120,000	91,674
3.88% 2/8/29	250,000	242,371
3.88% 3/1/52	250,000	202,508
4.00% 3/22/50	500,000	415,516
4.13% 3/16/27	200,000	197,059
4.13% 8/15/46	35,000	29,958
4.27% 1/15/36	904,000	851,179
4.40% 11/1/34	600,000	577,251
4.50% 8/10/33	370,000	360,921
5.05% 5/9/33	165,000	168,321
Vodafone Group PLC
4.13% 5/30/25	75,000	73,987
4.25% 9/17/50	85,000	70,505
4.38% 2/19/43	150,000	130,758
4.88% 6/19/49	200,000	181,206
6.15% 2/27/37	400,000	432,697
7.88% 2/15/30	100,000	114,702
		26,755,239
Toys Games Hobbies–0.01%
Hasbro, Inc.
3.50% 9/15/27	60,000	56,512
3.90% 11/19/29	200,000	185,994
5.10% 5/15/44	65,000	58,131
6.35% 3/15/40	65,000	67,332
		367,969
Transportation–0.51%
Burlington Northern Santa Fe LLC
3.00% 4/1/25	250,000	244,476
3.25% 6/15/27	100,000	96,385
3.30% 9/15/51	200,000	151,928
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Burlington Northern Santa Fe LLC (continued)
3.65% 9/1/25	100,000	$98,202
3.90% 8/1/46	105,000	89,202
4.13% 6/15/47	100,000	87,830
4.15% 4/1/45	114,000	101,199
4.15% 12/15/48	40,000	35,205
4.40% 3/15/42	100,000	92,315
4.45% 3/15/43	100,000	92,871
4.70% 9/1/45	100,000	95,799
4.95% 9/15/41	100,000	99,598
5.05% 3/1/41	100,000	99,937
5.15% 9/1/43	150,000	153,375
5.20% 4/15/54	145,000	150,909
5.75% 5/1/40	200,000	217,689
6.15% 5/1/37	100,000	112,287
Canadian National Railway Co.
2.45% 5/1/50	65,000	42,667
2.75% 3/1/26	50,000	48,155
3.20% 8/2/46	100,000	77,292
3.65% 2/3/48	100,000	83,036
6.20% 6/1/36	100,000	111,810
6.25% 8/1/34	100,000	112,610
Canadian Pacific Railway Co.
1.75% 12/2/26	60,000	55,340
2.05% 3/5/30	35,000	29,954
2.45% 12/2/31	65,000	60,278
2.88% 11/15/29	65,000	58,539
2.90% 2/1/25	150,000	146,360
3.00% 12/2/41	60,000	53,548
3.10% 12/2/51	75,000	54,173
4.20% 11/15/69	70,000	57,987
4.30% 5/15/43	100,000	87,616
4.70% 5/1/48	100,000	90,741
4.80% 9/15/35	65,000	63,751
4.80% 8/1/45	100,000	93,841
4.95% 8/15/45	100,000	94,757
6.13% 9/15/15	65,000	72,507
7.13% 10/15/31	150,000	170,097
CH Robinson Worldwide, Inc. 4.20% 4/15/28	100,000	96,912
CSX Corp.
2.40% 2/15/30	50,000	44,167
3.35% 9/15/49	65,000	49,132
3.80% 3/1/28	100,000	98,223
3.80% 11/1/46	150,000	124,612
3.95% 5/1/50	90,000	75,287
4.10% 3/15/44	100,000	87,379
4.25% 3/15/29	150,000	149,845
4.25% 11/1/66	100,000	85,161
4.30% 3/1/48	100,000	89,033
4.65% 3/1/68	100,000	91,732
5.20% 11/15/33	250,000	260,692
5.50% 4/15/41	200,000	207,865
LVIP SSGA Bond Index Fund-60

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
CSX Corp. (continued)
6.15% 5/1/37	120,000	$133,837
6.22% 4/30/40	100,000	112,458
FedEx Corp.
3.25% 4/1/26	150,000	144,941
3.40% 2/15/28	100,000	95,844
3.88% 8/1/42	100,000	82,842
4.40% 1/15/47	100,000	87,005
4.55% 4/1/46	150,000	134,289
4.75% 11/15/45	350,000	322,446
4.90% 1/15/34	60,000	60,740
♦FedEx Corp. Pass-Through Trust 1.88% 8/20/35	587,708	488,298
JB Hunt Transport Services, Inc. 3.88% 3/1/26	100,000	97,995
Kirby Corp. 4.20% 3/1/28	100,000	96,411
Norfolk Southern Corp.
2.90% 8/25/51	250,000	170,270
3.05% 5/15/50	100,000	71,126
3.15% 6/1/27	50,000	47,763
3.16% 5/15/55	41,000	28,779
3.65% 8/1/25	50,000	48,966
3.80% 8/1/28	60,000	58,418
3.94% 11/1/47	80,000	66,733
4.05% 8/15/52	132,000	111,495
4.15% 2/28/48	125,000	107,303
4.45% 6/15/45	100,000	89,500
4.65% 1/15/46	100,000	91,822
4.84% 10/1/41	111,000	106,939
5.05% 8/1/30	180,000	184,287
5.35% 8/1/54	125,000	129,905
Ryder System, Inc.
1.75% 9/1/26	65,000	59,888
2.85% 3/1/27	70,000	65,805
2.90% 12/1/26	90,000	84,870
4.30% 6/15/27	50,000	48,855
5.25% 6/1/28	180,000	182,340
Union Pacific Corp.
2.15% 2/5/27	50,000	46,658
2.38% 5/20/31	45,000	39,118
2.40% 2/5/30	85,000	75,703
2.75% 3/1/26	250,000	240,692
2.80% 2/14/32	140,000	124,202
2.89% 4/6/36	115,000	97,069
2.95% 3/10/52	70,000	49,645
2.97% 9/16/62	75,000	50,444
3.25% 8/15/25	50,000	48,868
3.25% 2/5/50	150,000	114,904
3.35% 8/15/46	150,000	112,624
3.38% 2/1/35	200,000	176,698
3.38% 2/14/42	80,000	65,313
3.50% 2/14/53	155,000	122,754
3.55% 8/15/39	70,000	60,006
3.60% 9/15/37	40,000	35,793
3.75% 7/15/25	100,000	98,481
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Union Pacific Corp. (continued)
3.75% 2/5/70	40,000	$30,842
3.80% 4/6/71	80,000	63,163
3.84% 3/20/60	240,000	195,779
3.85% 2/14/72	125,000	99,273
3.88% 2/1/55	94,000	76,713
3.95% 8/15/59	70,000	57,137
4.00% 4/15/47	100,000	84,384
4.10% 9/15/67	65,000	53,703
4.50% 1/20/33	250,000	251,421
United Parcel Service, Inc.
2.40% 11/15/26	150,000	142,484
2.50% 9/1/29	45,000	40,867
3.40% 3/15/29	65,000	62,818
3.40% 11/15/46	150,000	119,527
3.40% 9/1/49	65,000	52,278
3.63% 10/1/42	75,000	63,617
3.75% 11/15/47	150,000	126,886
4.25% 3/15/49	100,000	91,001
4.88% 3/3/33	145,000	150,506
4.88% 11/15/40	55,000	55,091
5.30% 4/1/50	150,000	159,767
6.20% 1/15/38	255,000	291,565
		12,584,270
Trucking & Leasing–0.03%
GATX Corp.
1.90% 6/1/31	250,000	198,656
3.25% 9/15/26	50,000	47,688
3.85% 3/30/27	50,000	47,905
4.00% 6/30/30	65,000	60,599
4.55% 11/7/28	100,000	98,137
4.70% 4/1/29	50,000	49,588
5.20% 3/15/44	50,000	46,831
6.05% 3/15/34	100,000	103,848
		653,252
Water–0.04%
American Water Capital Corp.
2.30% 6/1/31	150,000	128,090
2.95% 9/1/27	180,000	170,022
3.25% 6/1/51	150,000	110,199
3.75% 9/1/28	150,000	144,332
3.75% 9/1/47	250,000	204,166
4.00% 12/1/46	50,000	41,857
4.20% 9/1/48	100,000	86,993
4.30% 12/1/42	100,000	89,537
		975,196
Total Corporate Bonds (Cost $684,342,851)		632,097,684
MUNICIPAL BONDS–0.58%
American Municipal Power, Inc.
Series B 6.45% 2/15/44	50,000	55,466
LVIP SSGA Bond Index Fund-61

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
American Municipal Power, Inc. (continued)
Series B 7.83% 2/15/41	55,000	$68,678
Bay Area Toll Authority
Series F-2 6.26% 4/1/49	200,000	232,485
Series S1 6.92% 4/1/40	100,000	116,746
Series S1 7.04% 4/1/50	100,000	126,578
Board of Regents of the University of Texas System
Series A 3.35% 8/15/47	100,000	79,220
Series B 2.44% 8/15/49	50,000	33,397
Series C 4.79% 8/15/46	90,000	89,575
California State University Series B 3.90% 11/1/47	50,000	43,021
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Revenue Series 2009-S 5.49% 11/1/39	50,000	53,479
Chicago O'Hare International Airport
Series C 4.47% 1/1/49	100,000	94,944
Series C 4.57% 1/1/54	100,000	95,573
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue
Series A 6.90% 12/1/40	92,178	105,301
Series B 6.90% 12/1/40	38,812	44,169
City of Atlanta Water & Wastewater Revenue 2.26% 11/1/35	50,000	40,184
City of Chicago IL Series B 7.75% 1/1/42	83,000	85,166
City of Houston 3.96% 3/1/47	100,000	89,096
City of New York NY
Series A2 5.21% 10/1/31	100,000	102,053
Series C1 5.52% 10/1/37	85,000	88,246
Series F1 6.27% 12/1/37	100,000	110,283
City of Riverside CA Series A 3.86% 6/1/45	20,000	17,065
City of San Antonio TX Electric & Gas Systems Revenue
4.43% 2/1/42	250,000	235,577
Series C 5.99% 2/1/39	50,000	54,506
Commonwealth of Massachusetts
4.91% 5/1/29	100,000	101,466
Series C 2.51% 7/1/41	30,000	22,328
Series E 5.46% 12/1/39	100,000	104,820
County of Clark Department of Aviation Series C 6.82% 7/1/45	75,000	91,809
Dallas Area Rapid Transit Series B 6.00% 12/1/44	200,000	223,509
Dallas Fort Worth International Airport
Series A 4.51% 11/1/51	60,000	56,010
Series C 2.92% 11/1/50	40,000	29,378
Series C 3.09% 11/1/40	60,000	48,091
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Dallas Independent School District Series C 6.45% 2/15/35	100,000	$100,760
East Bay Municipal Utility District Water System Revenue Surbordinate Series 5.87% 6/1/40	100,000	109,630
Grand Parkway Transportation Corp. Series B 3.24% 10/1/52	125,000	93,890
Health & Educational Facilities Authority of the State of Missouri Series A 3.65% 8/15/57	150,000	122,180
JobsOhio Beverage System Series A 2.83% 1/1/38	30,000	24,453
Kansas Development Finance Authority Series H 4.93% 4/15/45	100,000	98,559
Los Angeles Community College District
1.61% 8/1/28	50,000	44,847
1.81% 8/1/30	50,000	42,782
2.11% 8/1/32	50,000	41,460
6.75% 8/1/49	100,000	124,685
Los Angeles County Public Works Financing Authority 7.62% 8/1/40	100,000	123,565
Los Angeles Unified School District Series RY 6.76% 7/1/34	315,000	355,804
Massachusetts School Building Authority
Series B 3.40% 10/15/40	45,000	38,284
Series C 2.95% 5/15/43	250,000	183,628
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Series B 4.05% 7/1/26	10,000	9,815
Metropolitan Government of Nashville & Davidson County Convention Center Auth Series B 6.73% 7/1/43	50,000	56,995
Metropolitan Transportation Authority
5.87% 11/15/39	100,000	102,578
6.67% 11/15/39	130,000	143,248
Series E 6.81% 11/15/40	500,000	553,986
Metropolitan Water Reclamation District of Greater Chicago 5.72% 12/1/38	150,000	160,016
Municipal Electric Authority of Georgia
6.66% 4/1/57	117,000	132,978
Series A 6.64% 4/1/57	141,000	160,893
LVIP SSGA Bond Index Fund-62

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Municipal Electric Authority of Georgia (continued)
Series B 7.06% 4/1/57	95,000	$106,113
New Jersey Economic Development Authority Series A (NATL) 7.43% 2/15/29	225,000	243,130
New Jersey Transportation Trust Fund Authority
Series B 6.56% 12/15/40	100,000	112,802
Series C 5.75% 12/15/28	100,000	102,153
New Jersey Turnpike Authority
Series A 7.10% 1/1/41	350,000	423,110
Series F 7.41% 1/1/40	90,000	112,138
New York City Municipal Water Finance Authority Series AA-2 5.75% 6/15/41	100,000	109,913
New York City Transitional Finance Authority Future Tax Secured Revenue
5.51% 8/1/37	200,000	206,098
Series B 5.57% 11/1/38	65,000	66,980
New York City Water & Sewer System
5.95% 6/15/42	100,000	111,799
Series EE 6.01% 6/15/42	35,000	39,395
Series GG 5.72% 6/15/42	65,000	71,063
New York State Dormitory Authority Series D 5.60% 3/15/40	100,000	104,636
New York State Urban Development Corp.
5.77% 3/15/39	50,000	51,481
Series B 3.90% 3/15/33	100,000	94,250
Ohio State University Series C 4.91% 6/1/40	100,000	100,126
Oregon School Boards Association Series B 5.55% 6/30/28	250,000	255,099
Pennsylvania Turnpike Commission Series B 5.51% 12/1/45	150,000	158,072
Permanent University Fund - University of Texas System Series A 3.38% 7/1/47	40,000	32,408
Port Authority of New York & New Jersey
Series 165th 5.65% 11/1/40	250,000	266,492
Series 174th 4.46% 10/1/62	250,000	228,116
Series 181th 4.96% 8/1/46	155,000	150,962
Series 192th 4.81% 10/15/65	250,000	242,810
Regents of the University of California Medical Center Pooled Revenue
Series H 6.55% 5/15/48	100,000	116,857
Series Q 4.13% 5/15/32	125,000	119,929
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Rutgers The State University of New Jersey Series H 5.67% 5/1/40	155,000	$164,918
Sales Tax Securitization Corp. Series B 3.82% 1/1/48	100,000	82,195
Salt River Project Agricultural Improvement & Power District 4.84% 1/1/41	60,000	59,249
San Diego County Regional Transportation Commission 5.91% 4/1/48	100,000	111,271
San Diego County Water Authority Series B 6.14% 5/1/49	100,000	112,229
State Board of Administration Finance Corp.
Series A 1.26% 7/1/25	100,000	94,883
Series A 1.71% 7/1/27	100,000	90,541
Series A 2.15% 7/1/30	100,000	85,300
State of California
3.38% 4/1/25	75,000	73,717
3.50% 4/1/28	100,000	96,902
4.50% 4/1/33	100,000	98,454
4.60% 4/1/38	60,000	57,846
7.50% 4/1/34	325,000	394,391
7.55% 4/1/39	600,000	757,565
7.60% 11/1/40	80,000	101,859
7.63% 3/1/40	85,000	106,683
State of Connecticut
Series A 5.85% 3/15/32	100,000	106,750
Series D 5.09% 10/1/30	200,000	201,609
State of Illinois 5.10% 6/1/33	800,000	791,552
State of Mississippi Series F 5.25% 11/1/34	100,000	103,109
State of Oregon Department of Transportation Series A 5.83% 11/15/34	75,000	81,231
State of Texas 5.52% 4/1/39	100,000	107,098
State of Utah Series D 4.55% 7/1/24	10,000	9,973
State Public School Building Authority Series A 5.00% 9/15/27	100,000	101,291
Texas Transportation Commission
2.47% 10/1/44	150,000	107,173
2.56% 4/1/42	40,000	30,454
Texas Transportation Commission State Highway Fund Series B 5.18% 4/1/30	200,000	204,614
University of California
Series AD 4.86% 5/15/12	250,000	235,347
Series AQ 4.77% 5/15/15	250,000	230,960
Series AX 3.06% 7/1/25	100,000	97,581
Series BG 1.61% 5/15/30	60,000	50,721
University of Michigan
Series B 2.44% 4/1/40	50,000	37,533
LVIP SSGA Bond Index Fund-63

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
University of Michigan (continued)
Series B 2.56% 4/1/50	50,000	$33,922
Series B 3.50% 4/1/52	200,000	164,809
Series C 3.60% 4/1/47	60,000	52,464
University of Virginia
2.26% 9/1/50	60,000	37,980
Series C 4.18% 9/1/17	50,000	42,600
Total Municipal Bonds (Cost $14,519,513)		14,505,961
NON-AGENCY ASSET-BACKED SECURITIES–0.43%
American Express Credit Account Master Trust Series 2022-2 A 3.39% 5/15/27	1,000,000	979,539
Americredit Automobile Receivables Trust Series 2023-2 A3 5.81% 5/18/28	350,000	354,154
BMW Vehicle Lease Trust Series 2023-1 A4 5.07% 6/25/26	98,000	97,994
Capital One Multi-Asset Execution Trust
Series 2021-A2 A2 1.39% 7/15/30	600,000	524,677
Series 2022-A2 A 3.49% 5/15/27	500,000	490,624
Capital One Prime Auto Receivables Trust Series 2023-1 A3 4.87% 2/15/28	250,000	250,050
CarMax Auto Owner Trust
Series 2023-1 A3 4.75% 10/15/27	250,000	249,503
Series 2023-2 A3 5.05% 1/18/28	350,000	350,470
Chase Issuance Trust Series 2022-A1 A 3.97% 9/15/27	262,000	258,466
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	750,000	829,776
CNH Equipment Trust Series 2023-A A3 4.81% 8/15/28	300,000	299,556
Discover Card Execution Note Trust
Series 2021-A2 A2 1.03% 9/15/28	600,000	544,993
Series 2022-A1 A1 1.96% 2/15/27	375,000	362,567
Ford Credit Auto Owner Trust
Series 2023-A A3 4.65% 2/15/28	133,000	132,509
Series 2023-B A3 5.23% 5/15/28	500,000	504,325
GM Financial Automobile Leasing Trust
Series 2023-2 A3 5.05% 7/20/26	90,000	89,995
Series 2023-3 A3 5.38% 11/20/26	100,000	100,669
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
GM Financial Consumer Automobile Receivables Trust
Series 2023-1 A3 4.66% 2/16/28	80,000	$79,718
Series 2023-2 A3 4.47% 2/16/28	300,000	298,070
Series 2023-4 A3 5.78% 8/16/28	129,000	132,271
Honda Auto Receivables Owner Trust
Series 2023-1 A3 5.04% 4/21/27	111,000	111,139
Series 2023-2 A3 4.93% 11/15/27	125,000	125,586
Series 2023-3 A3 5.41% 2/18/28	183,000	185,377
John Deere Owner Trust
Series 2022-B A3 3.74% 2/16/27	195,000	191,846
Series 2023-B A3 5.18% 3/15/28	83,000	83,723
Mercedes-Benz Auto Receivables Trust Series 2022-1 A3 5.21% 8/16/27	425,000	425,586
Nissan Auto Receivables Owner Trust Series 2022-B A3 4.46% 5/17/27	300,000	297,778
Santander Drive Auto Receivables Trust Series 2023-4 A3 5.73% 4/17/28	333,000	336,362
Toyota Auto Receivables Owner Trust Series 2021-B A4 0.53% 10/15/26	500,000	472,792
Verizon Master Trust
Series 2021-2 A 0.99% 4/20/28	250,000	241,478
Series 2023-4 A1A 5.16% 6/20/29	410,000	414,873
Volkswagen Auto Loan Enhanced Trust Series 2023-2 A3 5.48% 12/20/28	350,000	357,194
World Omni Auto Receivables Trust Series 2023-A A3 4.83% 5/15/28	500,000	499,028
Total Non-Agency Asset-Backed Securities (Cost $10,835,806)		10,672,688
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION–0.01%
BBCMS Mortgage Trust Series 2023-C20 A5 5.58% 7/15/56	140,000	145,567
Total Non-Agency Collateralized Mortgage Obligation (Cost $144,169)		145,567
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.86%
•Bank Series 2022-BNK44 A5 5.75% 11/15/55	750,000	791,125
LVIP SSGA Bond Index Fund-64

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK
Series 2017-BNK7 A4 3.18% 9/15/60	500,000	$460,617
•Series 2018-BN13 A5 4.22% 8/15/61	145,000	139,048
Series 2019-BN17 A4 3.71% 4/15/52	265,000	248,356
Series 2019-BN24 A3 2.96% 11/15/62	500,000	443,879
Series 2020-BN25 A5 2.65% 1/15/63	600,000	519,522
Series 2020-BN28 A4 1.84% 3/15/63	187,500	153,964
Series 2021-BN31 A4 2.04% 2/15/54	313,043	257,098
BBCMS Mortgage Trust
Series 2020-C6 A4 2.64% 2/15/53	650,000	568,802
Series 2020-C8 A5 2.04% 10/15/53	250,000	207,205
Benchmark Mortgage Trust
•Series 2018-B2 A5 3.88% 2/15/51	195,000	183,220
Series 2018-B3 A5 4.03% 4/10/51	350,000	332,011
Series 2018-B5 A4 4.21% 7/15/51	200,000	191,907
Series 2019-B10 A4 3.72% 3/15/62	575,000	537,467
Series 2020-B18 A5 1.93% 7/15/53	296,875	240,512
Series 2020-B19 A5 1.85% 9/15/53	800,000	635,875
Series 2021-B24 A5 2.58% 3/15/54	500,000	408,312
•Series 2022-B35 A5 4.44% 5/15/55	350,000	323,702
CD Mortgage Trust Series 2017-CD3 A4 3.63% 2/10/50	400,000	371,986
Citigroup Commercial Mortgage Trust
•Series 2015-GC33 B 4.57% 9/10/58	500,000	426,421
Series 2020-GC46 A5 2.72% 2/15/53	500,000	428,442
COMM Mortgage Trust
Series 2015-CR23 A4 3.50% 5/10/48	600,000	581,634
Series 2015-CR26 A3 3.36% 10/10/48	859,027	830,764
CSAIL Commercial Mortgage Trust
Series 2015-C3 A4 3.72% 8/15/48	1,000,000	958,484
•Series 2017-CX10 A5 3.46% 11/15/50	500,000	459,453
Series 2020-C19 A3 2.56% 3/15/53	150,000	126,529
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust
Series 2015-GC28 A5 3.40% 2/10/48	700,000	$678,711
Series 2020-GC45 A5 2.91% 2/13/53	275,000	242,933
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2 B 3.46% 8/15/49	1,163,000	973,157
JPM-BB Commercial Mortgage Securities Trust Series 2016-C1 A5 3.58% 3/17/49	500,000	477,068
JPM-DB Commercial Mortgage Securities Trust Series 2020-COR7 A5 2.18% 5/13/53	400,000	311,983
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24 A4 3.73% 5/15/48	1,250,000	1,199,643
Morgan Stanley Capital I Series 2017-HR2 A4 3.59% 12/15/50	500,000	470,958
Morgan Stanley Capital I Trust
Series 2015-MS1 A3 3.51% 5/15/48	457,291	443,229
Series 2020-L4 A3 2.70% 2/15/53	400,000	348,172
UBS Commercial Mortgage Trust
Series 2017-C4 A4 3.56% 10/15/50	580,000	541,419
Series 2017-C7 A4 3.68% 12/15/50	350,000	324,489
Series 2018-C14 A3 4.18% 12/15/51	286,030	277,067
Series 2018-C8 A4 3.98% 2/15/51	200,000	188,188
Wells Fargo Commercial Mortgage Trust
Series 2015-C30 A3 3.41% 9/15/58	465,777	454,896
Series 2015-P2 A4 3.81% 12/15/48	665,000	641,032
Series 2017-C41 A4 3.47% 11/15/50	350,000	328,669
Series 2018-C46 A4 4.15% 8/15/51	2,350,000	2,230,032
Series 2019-C50 A5 3.73% 5/15/52	310,000	286,844
Series 2020-C56 A5 2.45% 6/15/53	220,600	185,965
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $24,401,830)		21,430,790
LVIP SSGA Bond Index Fund-65

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔREGIONAL BONDS–0.21%
Canada—0.21%
Province of Alberta Canada
1.30% 7/22/30	150,000	$124,832
3.30% 3/15/28	400,000	386,146
Province of British Columbia Canada
1.30% 1/29/31	250,000	206,142
4.20% 7/6/33	320,000	316,614
6.50% 1/15/26	100,000	103,552
7.25% 9/1/36	100,000	126,026
Province of New Brunswick Canada 3.63% 2/24/28	150,000	145,691
Province of Ontario Canada
0.63% 1/21/26	175,000	162,079
1.05% 4/14/26	600,000	556,990
1.60% 2/25/31	250,000	209,853
2.00% 10/2/29	250,000	222,778
2.30% 6/15/26	500,000	476,430
3.10% 5/19/27	200,000	192,994
Province of Quebec Canada
0.60% 7/23/25	250,000	234,970
1.35% 5/28/30	200,000	168,142
1.50% 2/11/25	250,000	240,960
2.50% 4/20/26	1,000,000	959,701
2.75% 4/12/27	300,000	286,464
7.50% 9/15/29	175,000	204,204
		5,324,568
Total Regional Bonds (Cost $5,650,397)		5,324,568
ΔSOVEREIGN BONDS–1.33%
Canada—0.11%
Canada Government International Bonds
1.63% 1/22/25	500,000	483,851
2.88% 4/28/25	450,000	440,207
3.75% 4/26/28	530,000	525,144
Export Development Canada
3.88% 2/14/28	900,000	894,198
4.38% 6/29/26	250,000	250,916
Province of Manitoba 4.30% 7/27/33	250,000	248,103
		2,842,419
Chile—0.08%
Chile Government International Bonds
2.55% 1/27/32	200,000	171,844
2.55% 7/27/33	250,000	206,707
3.10% 5/7/41	200,000	152,053
3.10% 1/22/61	200,000	134,042
3.13% 1/21/26	326,000	315,161
3.24% 2/6/28	350,000	333,009
3.50% 1/31/34	200,000	178,157
3.50% 1/25/50	200,000	151,787
4.34% 3/7/42	200,000	178,568
5.33% 1/5/54	300,000	298,152
		2,119,480
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Germany—0.02%
Kreditanstalt fuer Wiederaufbau 3.13% 6/10/25	500,000	$489,995
		489,995
Indonesia—0.10%
Indonesia Government International Bonds
2.15% 7/28/31	400,000	337,502
2.85% 2/14/30	250,000	226,417
3.20% 9/23/61	200,000	145,227
3.50% 2/14/50	250,000	201,976
4.10% 4/24/28	300,000	293,939
4.20% 10/15/50	400,000	354,810
4.55% 1/11/28	200,000	199,643
4.65% 9/20/32	100,000	99,933
4.75% 2/11/29	200,000	201,432
4.85% 1/11/33	200,000	203,444
5.35% 2/11/49	200,000	212,731
5.45% 9/20/52	12,500	13,359
		2,490,413
Israel—0.05%
Israel Government International Bonds
2.88% 3/16/26	200,000	190,312
3.25% 1/17/28	200,000	186,500
3.88% 7/3/50	400,000	308,616
4.50% 1/30/43	200,000	176,345
State of Israel
2.50% 1/15/30	200,000	173,660
3.38% 1/15/50	200,000	141,750
		1,177,183
Italy—0.03%
Italy Government International Bonds
1.25% 2/17/26	495,000	457,555
5.38% 6/15/33	400,000	400,195
		857,750
Japan—0.12%
Japan Bank for International Cooperation
0.63% 7/15/25	235,000	220,557
1.25% 1/21/31	200,000	162,328
1.88% 4/15/31	200,000	168,595
2.00% 10/17/29	200,000	176,021
2.13% 2/16/29	200,000	179,307
2.25% 11/4/26	200,000	188,116
2.38% 4/20/26	300,000	285,833
2.75% 11/16/27	200,000	188,735
2.88% 6/1/27	350,000	333,287
2.88% 7/21/27	200,000	190,302
3.25% 7/20/28	300,000	286,619
3.88% 9/16/25	400,000	394,186
4.25% 1/26/26	210,000	208,698
		2,982,584
LVIP SSGA Bond Index Fund-66

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Mexico—0.23%
Mexico Government International Bonds
3.25% 4/16/30	205,000	$185,395
3.50% 2/12/34	200,000	169,204
3.75% 1/11/28	200,000	192,770
3.77% 5/24/61	200,000	135,469
4.13% 1/21/26	285,000	282,546
4.15% 3/28/27	370,000	366,309
4.28% 8/14/41	200,000	165,081
4.35% 1/15/47	200,000	160,866
4.40% 2/12/52	200,000	158,158
4.50% 1/31/50	400,000	326,475
4.60% 2/10/48	200,000	165,072
4.75% 4/27/32	1,100,000	1,058,578
4.75% 3/8/44	1,000,000	858,528
6.05% 1/11/40	475,000	478,949
6.34% 5/4/53	500,000	509,010
6.75% 9/27/34	500,000	541,250
		5,753,660
Panama—0.10%
Panama Government International Bonds
2.25% 9/29/32	700,000	509,669
3.16% 1/23/30	445,000	378,361
3.87% 7/23/60	310,000	185,125
3.88% 3/17/28	300,000	276,478
4.30% 4/29/53	300,000	200,426
4.50% 4/16/50	200,000	138,432
6.40% 2/14/35	200,000	195,014
6.70% 1/26/36	200,000	197,839
7.13% 1/29/26	100,000	102,355
8.88% 9/30/27	100,000	109,179
9.38% 4/1/29	100,000	113,770
		2,406,648
Peru—0.07%
Peruvian Government International Bonds
2.78% 1/23/31	140,000	121,915
3.00% 1/15/34	233,000	196,636
3.30% 3/11/41	125,000	97,082
3.55% 3/10/51	395,000	298,956
3.60% 1/15/72	400,000	281,436
4.13% 8/25/27	350,000	342,188
5.63% 11/18/50	100,000	103,978
7.35% 7/21/25	100,000	103,263
8.75% 11/21/33	200,000	251,322
		1,796,776
Philippines—0.13%
Philippines Government International Bonds
2.46% 5/5/30	250,000	221,865
2.95% 5/5/45	650,000	487,069
3.00% 2/1/28	200,000	188,505
3.20% 7/6/46	200,000	154,500
3.56% 9/29/32	200,000	184,696
3.70% 2/2/42	200,000	170,183
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Philippines (continued)
Philippines Government International Bonds (continued)
3.75% 1/14/29	400,000	$385,147
3.95% 1/20/40	500,000	450,320
5.00% 7/17/33	200,000	205,339
5.00% 1/13/37	500,000	512,500
5.61% 4/13/33	200,000	213,532
		3,173,656
Poland—0.04%
Poland Government International Bonds 3.25% 4/6/26	400,000	387,600
Republic of Poland Government International Bonds
5.50% 4/4/53	400,000	416,134
5.75% 11/16/32	165,000	177,950
		981,684
Republic of Korea—0.15%
Export-Import Bank of Korea
0.63% 2/9/26	200,000	183,706
1.25% 1/18/25	208,000	200,219
1.63% 1/18/27	200,000	183,608
2.13% 1/18/32	200,000	167,370
3.25% 11/10/25	200,000	194,466
5.00% 1/11/28	300,000	305,595
5.13% 9/18/28	200,000	205,470
5.13% 1/11/33	200,000	207,658
Korea Development Bank
0.80% 7/19/26	250,000	226,079
1.63% 1/19/31	250,000	205,369
2.00% 2/24/25	200,000	193,635
2.25% 2/24/27	200,000	186,383
4.38% 2/15/33	300,000	293,952
5.38% 10/23/28	200,000	207,027
Korea International Bonds
2.50% 6/19/29	200,000	184,042
2.75% 1/19/27	500,000	478,819
		3,623,398
Sweden—0.05%
Svensk Exportkredit AB
0.50% 8/26/25	500,000	467,202
2.25% 3/22/27	200,000	187,965
4.00% 7/15/25	200,000	197,950
4.13% 6/14/28	250,000	249,547
4.88% 9/14/26	200,000	202,857
		1,305,521
Uruguay—0.05%
Uruguay Government International Bonds
4.38% 10/27/27	300,000	302,010
5.10% 6/18/50	600,000	601,703
LVIP SSGA Bond Index Fund-67

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Uruguay (continued)
Uruguay Government International Bonds (continued)
7.63% 3/21/36	250,000	$310,794
		1,214,507
Total Sovereign Bonds (Cost $36,633,790)		33,215,674
SUPRANATIONAL BANKS–1.37%
African Development Bank
0.88% 7/22/26	250,000	229,848
3.38% 7/7/25	350,000	343,977
4.38% 11/3/27	205,000	207,075
4.38% 3/14/28	200,000	202,434
Asian Development Bank
0.38% 9/3/25	750,000	700,811
0.50% 2/4/26	500,000	462,323
0.63% 4/29/25	1,500,000	1,423,536
0.75% 10/8/30	250,000	201,540
1.00% 4/14/26	300,000	278,922
1.75% 8/14/26	100,000	94,043
1.88% 3/15/29	500,000	450,023
1.88% 1/24/30	200,000	176,527
2.38% 8/10/27	250,000	236,063
2.88% 5/6/25	450,000	439,719
3.13% 4/27/32	600,000	560,759
3.75% 4/25/28	175,000	173,036
4.00% 1/12/33	170,000	169,214
4.25% 1/9/26	100,000	99,894
4.50% 8/25/28	268,000	273,373
Asian Infrastructure Investment Bank
0.50% 5/28/25	500,000	471,871
3.75% 9/14/27	400,000	394,617
4.00% 1/18/28	750,000	745,850
Australia & New Zealand Banking Group Ltd. 5.67% 10/3/25	400,000	406,192
Commonwealth Bank of Australia 5.50% 9/12/25	350,000	354,313
Cooperatieve Rabobank UA
5.50% 7/18/25	250,000	252,641
5.50% 10/5/26	250,000	255,712
Corp. Andina de Fomento
1.63% 9/23/25	500,000	470,532
6.00% 4/26/27	220,000	227,516
Council Of Europe Development Bank
1.38% 2/27/25	250,000	240,509
3.00% 6/16/25	71,000	69,352
3.75% 5/25/26	250,000	247,154
European Bank for Reconstruction & Development
0.50% 5/19/25	1,000,000	944,765
1.50% 2/13/25	85,000	81,990
4.38% 3/9/28	200,000	202,684
European Investment Bank
0.38% 12/15/25	400,000	370,536
0.38% 3/26/26	340,000	312,381
0.75% 10/26/26	222,000	202,360
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
European Investment Bank (continued)
1.25% 2/14/31	1,175,000	$980,036
1.38% 3/15/27	1,250,000	1,149,305
1.63% 3/14/25	325,000	313,580
1.63% 10/9/29	550,000	483,614
1.75% 3/15/29	187,000	167,513
2.75% 8/15/25	273,000	265,672
3.25% 11/15/27	700,000	680,479
3.63% 7/15/30	160,000	156,479
3.75% 2/14/33	815,000	798,779
3.88% 3/15/28	200,000	199,058
4.50% 10/16/28	250,000	255,531
Inter-American Development Bank
0.63% 9/16/27	500,000	441,503
1.13% 7/20/28	200,000	176,006
1.13% 1/13/31	250,000	205,957
1.75% 3/14/25	1,250,000	1,207,099
2.00% 6/2/26	250,000	237,178
2.00% 7/23/26	100,000	94,662
2.25% 6/18/29	350,000	319,829
3.20% 8/7/42	100,000	83,550
3.50% 9/14/29	400,000	389,832
3.50% 4/12/33	250,000	238,979
3.88% 10/28/41	100,000	91,988
4.00% 1/12/28	200,000	199,644
4.38% 2/1/27	500,000	504,261
4.38% 1/24/44	56,000	55,080
4.50% 5/15/26	625,000	628,895
4.50% 9/13/33	200,000	206,232
Inter-American Investment Corp. 4.13% 2/15/28	200,000	199,402
International Bank for Reconstruction & Development
0.38% 7/28/25	500,000	468,814
0.50% 10/28/25	280,000	260,943
0.63% 4/22/25	1,500,000	1,424,793
0.75% 11/24/27	325,000	286,648
0.88% 5/14/30	500,000	411,406
1.13% 9/13/28	1,000,000	877,327
1.25% 2/10/31	1,000,000	829,827
1.63% 11/3/31	381,000	320,538
1.75% 10/23/29	250,000	220,840
2.50% 11/22/27	350,000	330,488
3.13% 11/20/25	450,000	439,515
3.13% 6/15/27	1,000,000	969,134
3.50% 7/12/28	200,000	195,826
3.88% 2/14/30	205,000	203,317
4.00% 7/25/30	450,000	449,095
4.63% 8/1/28	280,000	287,182
4.75% 2/15/35	50,000	52,012
International Finance Corp.
0.38% 7/16/25	145,000	136,124
0.75% 8/27/30	500,000	398,617
3.63% 9/15/25	267,000	263,310
4.50% 7/13/28	155,000	158,242
National Australia Bank Ltd.
4.90% 6/13/28	250,000	252,929
LVIP SSGA Bond Index Fund-68

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
National Australia Bank Ltd. (continued)
5.20% 5/13/25	250,000	$251,528
Nordic Investment Bank
0.38% 9/11/25	250,000	233,514
0.50% 1/21/26	250,000	231,415
3.38% 9/8/27	250,000	244,076
4.38% 3/14/28	200,000	202,590
Total Supranational Banks (Cost $36,021,184)		34,104,285
U.S. TREASURY OBLIGATIONS–40.88%
U.S. Treasury Bonds
1.13% 5/15/40	3,000,000	1,933,359
1.13% 8/15/40	4,500,000	2,872,266
1.25% 5/15/50	6,300,000	3,394,863
1.38% 11/15/40	1,000,000	663,477
1.38% 8/15/50	5,000,000	2,786,133
1.63% 11/15/50	8,750,000	5,213,086
1.88% 2/15/41	3,000,000	2,156,836
1.88% 2/15/51	5,000,000	3,170,508
1.88% 11/15/51	7,500,000	4,741,406
2.00% 2/15/50	1,500,000	987,012
2.00% 8/15/51	7,000,000	4,571,055
2.25% 2/15/52	7,000,000	4,852,422
2.38% 11/15/49	2,500,000	1,793,750
2.38% 5/15/51	3,500,000	2,497,578
2.50% 2/15/45	10,400,000	7,875,156
2.50% 2/15/46	6,350,000	4,764,732
2.50% 5/15/46	7,200,000	5,390,719
2.75% 8/15/42	2,600,000	2,108,742
2.75% 11/15/42	3,500,000	2,830,215
2.75% 8/15/47	4,200,000	3,270,422
2.75% 11/15/47	6,500,000	5,059,336
2.88% 5/15/43	6,000,000	4,925,391
2.88% 8/15/45	1,200,000	967,594
2.88% 5/15/49	3,000,000	2,383,828
2.88% 5/15/52	2,000,000	1,592,344
3.00% 5/15/42	2,850,000	2,410,922
3.00% 11/15/45	8,100,000	6,664,148
3.00% 2/15/47	7,700,000	6,295,051
3.00% 5/15/47	5,700,000	4,655,520
3.00% 2/15/48	5,000,000	4,074,414
3.00% 8/15/48	11,000,000	8,953,828
3.00% 2/15/49	9,500,000	7,730,254
3.00% 8/15/52	2,500,000	2,044,434
3.13% 8/15/44	19,500,000	16,511,777
3.13% 5/15/48	4,000,000	3,332,500
3.25% 5/15/42	5,000,000	4,386,719
3.38% 11/15/48	2,000,000	1,742,656
3.63% 2/15/53	5,000,000	4,617,188
3.63% 5/15/53	6,500,000	6,009,453
3.75% 8/15/41	3,850,000	3,663,215
3.88% 8/15/40	3,750,000	3,654,932
3.88% 5/15/43	7,000,000	6,672,969
4.00% 11/15/52	5,500,000	5,426,523
4.13% 8/15/53	7,500,000	7,580,859
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
4.38% 5/15/41	2,750,000	$2,834,648
4.38% 8/15/43	1,500,000	1,531,172
4.75% 11/15/43	2,500,000	2,681,641
5.00% 5/15/37	1,000,000	1,118,320
5.25% 11/15/28	500,000	530,098
5.38% 2/15/31	500,000	547,910
5.50% 8/15/28	500,000	534,492
6.00% 2/15/26	750,000	776,396
6.13% 11/15/27	800,000	862,688
6.13% 8/15/29	300,000	332,871
6.63% 2/15/27	750,000	807,949
6.75% 8/15/26	500,000	532,969
6.88% 8/15/25	1,000,000	1,038,945
7.63% 2/15/25	500,000	517,500
U.S. Treasury Notes
0.25% 10/31/25	20,000,000	18,577,344
0.38% 12/31/25	2,500,000	2,316,895
0.38% 7/31/27	45,000,000	39,691,406
0.50% 5/31/27	5,000,000	4,451,953
0.50% 6/30/27	12,000,000	10,659,375
0.50% 8/31/27	15,500,000	13,694,492
0.63% 12/31/27	10,000,000	8,792,188
0.63% 5/15/30	3,750,000	3,064,453
0.63% 8/15/30	5,000,000	4,055,664
0.75% 1/31/28	35,000,000	30,857,422
0.88% 9/30/26	10,000,000	9,184,766
0.88% 11/15/30	11,000,000	9,036,758
1.13% 2/28/25	5,500,000	5,282,793
1.13% 2/29/28	12,000,000	10,726,875
1.13% 2/15/31	5,000,000	4,173,633
1.25% 6/30/28	5,000,000	4,458,984
1.25% 8/15/31	12,000,000	9,929,531
1.38% 10/31/28	8,000,000	7,120,312
1.38% 12/31/28	10,000,000	8,871,484
1.38% 11/15/31	10,500,000	8,717,461
1.50% 8/15/26	11,000,000	10,295,312
1.50% 1/31/27	8,000,000	7,425,938
1.50% 2/15/30	6,000,000	5,227,266
1.63% 2/15/26	11,000,000	10,423,789
1.63% 5/15/26	6,500,000	6,132,852
1.63% 11/30/26	6,000,000	5,607,656
1.63% 8/15/29	8,000,000	7,117,812
1.63% 5/15/31	16,000,000	13,724,375
1.75% 11/15/29	5,000,000	4,462,305
1.88% 7/31/26	8,000,000	7,567,812
1.88% 2/15/32	10,000,000	8,597,266
2.00% 2/15/25	11,000,000	10,676,445
2.00% 11/15/26	5,000,000	4,726,953
2.13% 5/31/26	10,000,000	9,547,266
2.25% 3/31/26	5,000,000	4,796,484
2.25% 2/15/27	16,000,000	15,188,750
2.25% 8/15/27	9,000,000	8,488,125
2.25% 11/15/27	11,500,000	10,812,695
2.38% 5/15/27	9,500,000	9,023,145
LVIP SSGA Bond Index Fund-69

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.38% 5/15/29	11,000,000	$10,195,625
2.63% 12/31/25	2,000,000	1,938,125
2.63% 2/15/29	9,000,000	8,473,359
2.63% 7/31/29	5,000,000	4,682,031
2.75% 2/28/25	5,000,000	4,892,773
2.75% 6/30/25	5,000,000	4,877,539
2.75% 2/15/28	12,000,000	11,470,781
2.75% 8/15/32	12,000,000	10,989,375
2.88% 11/30/25	7,000,000	6,818,984
2.88% 5/15/28	4,000,000	3,835,625
2.88% 8/15/28	13,000,000	12,440,898
2.88% 5/15/32	12,000,000	11,119,687
3.13% 8/15/25	10,000,000	9,800,781
3.38% 5/15/33	10,000,000	9,596,875
3.50% 1/31/28	6,000,000	5,905,313
3.50% 1/31/30	10,000,000	9,780,078
3.50% 2/15/33	10,000,000	9,697,266
3.63% 5/15/26	10,000,000	9,883,984
3.63% 3/31/28	8,000,000	7,912,812
3.63% 5/31/28	5,000,000	4,947,070
3.75% 6/30/30	7,500,000	7,432,617
3.88% 4/30/25	20,000,000	19,820,312
3.88% 1/15/26	15,000,000	14,885,742
3.88% 12/31/27	3,500,000	3,494,258
3.88% 9/30/29	9,000,000	8,981,719
3.88% 12/31/30	5,000,000	4,964,844
3.88% 8/15/33	10,500,000	10,486,875
4.00% 2/15/26	4,000,000	3,981,719
4.00% 6/30/28	10,000,000	10,047,266
4.00% 7/31/30	9,000,000	9,049,219
4.13% 1/31/25	5,000,000	4,968,750
4.13% 6/15/26	8,500,000	8,498,008
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
4.13% 7/31/28	6,000,000	$6,061,875
4.13% 8/31/30	3,500,000	3,543,887
4.13% 11/15/32	13,000,000	13,214,297
4.25% 10/15/25	12,000,000	11,977,500
4.38% 8/15/26	8,000,000	8,053,750
4.38% 11/30/28	9,000,000	9,209,531
4.38% 11/30/30	5,000,000	5,141,406
4.50% 11/15/25	8,500,000	8,528,555
4.50% 7/15/26	4,976,300	5,022,564
4.50% 11/15/33	9,000,000	9,448,594
4.63% 2/28/25	20,000,000	19,988,281
4.63% 6/30/25	10,000,000	10,023,828
4.63% 3/15/26	10,000,000	10,086,719
4.63% 9/30/30	9,000,000	9,381,797
4.75% 7/31/25	6,000,000	6,027,188
4.88% 11/30/25	25,000,000	25,258,789
4.88% 10/31/30	10,000,000	10,576,562
5.00% 8/31/25	3,500,000	3,532,266
Total U.S. Treasury Obligations (Cost $1,107,253,707)		1,018,330,925

	Number of Shares
MONEY MARKET FUND–1.19%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	29,683,747	29,683,747
Total Money Market Fund (Cost $29,683,747)		29,683,747

TOTAL INVESTMENTS–100.45% (Cost $2,733,990,769)	2,502,655,612

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.45%)	(11,319,776)
NET ASSETS APPLICABLE TO 248,936,973 SHARES OUTSTANDING–100.00%	$2,491,335,836
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($1,661,113,253 / 166,005,728 Shares)	$10.006
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($830,222,583 / 82,931,245 Shares)	$10.011
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$2,780,547,060
Distributable earnings/(accumulated loss)	(289,211,224)
TOTAL NET ASSETS	$2,491,335,836

LVIP SSGA Bond Index Fund-70

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΔSecurities have been classified by country of origin.

★Includes $30,006,206 payable for securities purchased, $613,839 payable for fund shares redeemed, $311,154 other accrued expenses payable, $818,755 due to manager and affiliates, $44,668 payable for audit fee and $72,677 payable for fund accounting fee as of December
31, 2023.

Summary of Abbreviations:
GM–Insured by Assured Guaranty Municipal Corporation
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
NATL–Insured by the National Public Finance Guarantee Corporation
REIT–Real Estate Investment Trust
REMIC–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
TBA–To be announced
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund-71

LVIP SSGA Bond Index Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$76,400,255
Foreign taxes withheld	(313)
76,399,942
EXPENSES:
Management fees	9,673,420
Distribution fees-Service Class	2,038,012
Shareholder servicing fees	701,323
Accounting and administration expenses	443,290
Pricing fees	358,109
Index fees	301,066
Professional fees	122,771
Custodian fees	97,187
Trustees’ fees and expenses	89,006
Reports and statements to shareholders	40,824
Consulting fees	3,984
Other	51,963
13,920,955
Less:
Management fees waived	(2,865,900)
Total operating expenses	11,055,055
NET INVESTMENT INCOME	65,344,887
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(28,596,136)
Net change in unrealized appreciation (depreciation) of investments	86,587,563
NET REALIZED AND UNREALIZED GAIN	57,991,427
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,336,314
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Bond Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$65,344,887	$53,378,607
Net realized loss	(28,596,136)	(28,095,500)
Net change in unrealized appreciation (depreciation)	86,587,563	(423,255,272)
Net increase (decrease) in net assets resulting from operations	123,336,314	(397,972,165)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(44,869,338)	(35,653,736)
Service Class	(20,675,239)	(16,328,388)
	(65,544,577)	(51,982,124)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	293,699,039	173,881,017
Service Class	83,846,712	87,709,001
Reinvestment of dividends and distributions:
Standard Class	44,869,338	35,653,736
Service Class	20,675,239	16,328,388
	443,090,328	313,572,142
Cost of shares redeemed:
Standard Class	(290,501,786)	(370,493,296)
Service Class	(105,759,683)	(173,414,792)
	(396,261,469)	(543,908,088)
Increase (decrease) in net assets derived from capital share transactions	46,828,859	(230,335,946)
NET INCREASE (DECREASE) IN NET ASSETS	104,620,596	(680,290,235)
NET ASSETS:
Beginning of year	2,386,715,240	3,067,005,475
End of year	$2,491,335,836	$2,386,715,240
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund-72

LVIP SSGA Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.772	$11.546	$12.057	$11.460	$10.881
Income (loss) from investment operations:
Net investment income[1]	0.276	0.223	0.189	0.237	0.284
Net realized and unrealized gain (loss)	0.238	(1.770)	(0.427)	0.620	0.612
Total from investment operations	0.514	(1.547)	(0.238)	0.857	0.896
Less dividends and distributions from:
Net investment income	(0.280)	(0.227)	(0.228)	(0.260)	(0.317)
Net realized gain	—	—	(0.045)	—	—
Total dividends and distributions	(0.280)	(0.227)	(0.273)	(0.260)	(0.317)
Net asset value, end of period	$10.006	$9.772	$11.546	$12.057	$11.460
Total return[2]	5.30%	(13.44% )	(1.98% )	7.49%	8.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,661,113	$1,574,338	$2,033,169	$2,172,627	$1,961,969
Ratio of expenses to average net assets	0.37%	0.37%	0.36%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.49%	0.49%	0.49%	0.47%	0.47%
Ratio of net investment income to average net assets	2.79%	2.13%	1.60%	1.97%	2.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.67%	2.01%	1.47%	1.85%	2.36%
Portfolio turnover	47%	49%	95%	92%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund-73

LVIP SSGA Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.777	$11.550	$12.061	$11.464	$10.885
Income (loss) from investment operations:
Net investment income[1]	0.251	0.197	0.159	0.207	0.256
Net realized and unrealized gain (loss)	0.238	(1.770)	(0.427)	0.621	0.611
Total from investment operations	0.489	(1.573)	(0.268)	0.828	0.867
Less dividends and distributions from:
Net investment income	(0.255)	(0.200)	(0.198)	(0.231)	(0.288)
Net realized gain	—	—	(0.045)	—	—
Total dividends and distributions	(0.255)	(0.200)	(0.243)	(0.231)	(0.288)
Net asset value, end of period	$10.011	$9.777	$11.550	$12.061	$11.464
Total return[2]	5.03%	(13.66% )	(2.22% )	7.23%	7.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$830,223	$812,378	$1,033,836	$1,032,877	$952,426
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.60%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.74%	0.74%	0.72%	0.72%
Ratio of net investment income to average net assets	2.54%	1.88%	1.35%	1.72%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.42%	1.76%	1.22%	1.60%	2.11%
Portfolio turnover	47%	49%	95%	92%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund-74

LVIP SSGA Bond Index Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg U.S. Aggregate Bond Index.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
LVIP SSGA Bond Index Fund-75

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.08% of the first $500 million of the Fund's average daily net assets; 0.122% of the next $1.5 billion; 0.152% of the next $500 million; 0.157% of the next $2.5 billion; and 0.162% of the Fund’s average daily net assets in excess of $5 billion.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$195,783
Legal	32,060
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,762 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$584,291
Distribution fees payable to LFD	174,184
Shareholder servicing fees payable to Lincoln Life	60,280
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Bond Index Fund-76

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$121,253,544
Purchases of U.S. government securities	1,066,054,624
Sales other than U.S. government securities	111,413,888
Sales of U.S. government securities	1,029,972,096
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$2,734,638,310
Aggregate unrealized appreciation of investments	$13,912,164
Aggregate unrealized depreciation of investments	(245,894,863)
Net unrealized depreciation of investments	$(231,982,699)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Commercial Mortgage-Backed Securities	$—	$20,777,576	$—	$20,777,576
Agency Mortgage-Backed Securities	—	658,494,607	—	658,494,607
Agency Obligations	—	23,871,540	—	23,871,540
Corporate Bonds	—	632,097,684	—	632,097,684
Municipal Bonds	—	14,505,961	—	14,505,961
Non-Agency Asset-Backed Securities	—	10,672,688	—	10,672,688
Non-Agency Collateralized Mortgage Obligation	—	145,567	—	145,567
Non-Agency Commercial Mortgage-Backed Securities	—	21,430,790	—	21,430,790
Regional Bonds	—	5,324,568	—	5,324,568
Sovereign Bonds	—	33,215,674	—	33,215,674
Supranational Banks	—	34,104,285	—	34,104,285
U.S. Treasury Obligations	—	1,018,330,925	—	1,018,330,925
Money Market Fund	29,683,747	—	—	29,683,747
Total Investments	$29,683,747	$2,472,971,865	$—	$2,502,655,612
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Bond Index Fund-77

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and premium amortization.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$65,544,577	$51,982,124
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$6,603,819
Capital loss carryforward	(63,832,343)
Other temporary differences	(1)
Net unrealized depreciation	(231,982,699)
Distributable earnings/(accumulated loss)	$(289,211,224)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$14,556,249	$49,276,094	$63,832,343
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	29,745,337	16,643,796
Service Class	8,459,098	8,530,221
Shares reinvested:
Standard Class	4,539,253	3,556,704
Service Class	2,090,875	1,627,943
	44,834,563	30,358,664
Shares redeemed:
Standard Class	(29,378,434)	(35,194,763)
Service Class	(10,708,140)	(16,580,444)
	(40,086,574)	(51,775,207)
Net increase (decrease)	4,747,989	(21,416,543)
7. Line of Credit
During the year ended December 31, 2023, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, was subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that was a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under this agreement expired on  February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
LVIP SSGA Bond Index Fund-78

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $75,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London
LVIP SSGA Bond Index Fund-79

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 10. Recent Accounting Pronouncements (continued)
Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Bond Index Fund-80

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA Bond Index Fund–81

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Bond Index Fund-82

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SSGA Funds Management, Inc. (“SSGA”) on behalf of the LVIP SSGA Bond Index Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement.  The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance.  The Board reviewed the LVIP SSGA Bond Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg US Aggregate Bond Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods.  The Board noted LFI’s statements that the Fund’s return over the periods reviewed were below the benchmark due to cash flows and the Fund’s fees and that LFI believes that the Fund can achieve its performance objective over a full market cycle.  The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that LFI compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and SSGA, which is an unaffiliated third party of LFI. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Bond Index Fund-83

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA Bond Index Fund-84

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA Bond Index Fund-85

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA Bond Index Fund-86

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Bond Index Fund-87

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Bond Index Fund-88

LVIP SSGA Emerging Markets Equity Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Emerging Markets Equity Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Emerging Markets Equity Index Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: SSGA Funds Management, Inc
The Fund returned 8.83% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned 9.83%.
Emerging Market equities had a positive first quarter in 2023. The MSCI Emerging Markets Index, the broad measure of the performance of emerging markets economies, gained in U.S. dollar terms during the quarter.  China doing away with its Zero-Covid policy led to a strong rebound in its economy since January, while inflation remained surprisingly low, allowing the People’s Bank of China to maintain an easy monetary policy.  The second quarter showed emerging market stocks being held back by the underperformance in China. U.S. debt ceiling uncertainty also added to the negative mood, which was resolved in June. South Africa was one of the worst performers as crippling power cuts, volatile commodity prices and a challenging external environment continued to weaken the country’s growth performance. Turkey was another laggard as President Recep Tayyip Erdogan won the re-election in May, extending his two-decade rule.  The slowdown in performance finally rolled into negative territory during the third quarter.  Emerging market stocks performed marginally better than their domestic market counterparts, yet China continued to be a laggard with debt concerns around the domestic real estate sector spooking investors. Turkey, Egypt, and India all outperformed broader emerging markets, while Poland, Chile, and South Africa underperformed. The crippling power cuts that plagued South Africa in the second quarter continued through the third quarter, dragging down local markets. While Turkey had a forgettable second quarter from President Recep Tayyip Erdogan’s re-election, the fact that central bank hiked rates lent confidence to investors, driving the stellar returns in stocks.  Finally, a reversion into positive returns would occur as the MSCI emerging markets index was positive over the quarter. Improved inflation outlook and rate cut optimism helped shore up sentiment in the region. Latin Americas led emerging market performance primarily due to improved economic outlook from Brazil. Korea and Taiwan rallied on tech performance. South African market was up as well as the power crisis in the country eased over summer. China continued to be a drag on emerging market performance.
The Fund used futures and swaps to gain market exposure for the cash position during the period.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Samsung Electronics Co., Taiwan Semiconductor Manufacturing Co., Ltd., and PDD Holdings Inc. Sponsored ADR Class A. The top negative contributors to the Fund’s performance during the period were Alibaba Group Holdings Limited, JD.com, Inc. Class A., and Meituan Class B.
Portfolio Managers:
SSGA Funds Management, Inc:
 Thomas Coleman
Emiliano Rabinovich
Michael Finocchi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/23

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
MSCI Emerging Markets Index (net dividends)
$15,500
$15,000
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
11/1/18
12/31/23
$12,145
$11,545
$11,398

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets Equity Index Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,545 for the Standard Class shares and to $11,398 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did from 11/1/18 through 12/31/23. The same $10,000 investment would have increased to $12,145. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 8.83%
Five Years	+ 2.74%
Inception (11/1/18)	+ 2.82%
Service Class Shares
One Year	+ 8.56%
Five Years	+ 2.48%
Inception (11/1/18)	+ 2.56%
1. The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP SSGA Emerging Markets Equity Index Fund-1

LVIP SSGA Emerging Markets Equity Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,036.60	0.50%	$2.57
Service Class Shares	1,000.00	1,035.40	0.75%	3.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.50%	$2.55
Service Class Shares	1,000.00	1,021.40	0.75%	3.82

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA Emerging Markets Equity Index Fund-2

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Country	Percentage of Net Assets
Common Stock	94.67%
Brazil	4.14%
Chile	0.38%
China	22.95%
Colombia	0.05%
Czech Republic	0.15%
Egypt	0.11%
Greece	0.47%
Hong Kong	1.72%
Hungary	0.25%
India	16.47%
Indonesia	1.86%
Kuwait	0.74%
Luxembourg	0.05%
Malaysia	1.32%
Mexico	2.70%
Netherlands	0.05%
Peru	0.29%
Philippines	0.61%
Poland	0.95%
Qatar	0.88%
Republic of Korea	12.08%
Russia	0.00%
Saudi Arabia	4.08%
Singapore	0.02%
South Africa	2.82%
Taiwan	15.72%
Thailand	1.73%
Turkey	0.61%
United Arab Emirates	1.24%
United Kingdom	0.13%
United States	0.10%
Preferred Stocks	2.39%
Rights	0.00%
Warrants	0.00%
Money Market Fund	2.39%
Total Investments	99.45%
Receivables and Other Assets Net of Liabilities	0.55%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.35%
Sector	Percentage of Net Assets
Air Freight & Logistics	0.27%
Airlines	0.35%
Auto Components	0.61%
Automobiles	3.08%
Banks	16.47%
Beverages	1.48%
Biotechnology	0.84%
Building Products	0.04%
Capital Markets	0.96%
Chemicals	2.47%
Commercial Services & Supplies	0.06%
Communications Equipment	0.21%
Construction & Engineering	0.69%
Construction Materials	0.90%
Consumer Finance	0.66%
Containers & Packaging	0.07%
Distributors	0.00%
Diversified Consumer Services	0.25%
Diversified Financial Services	1.17%
Diversified Telecommunication Services	1.31%
Electric Utilities	1.15%
Electrical Equipment	1.55%
Electronic Equipment, Instruments & Components	2.42%
Energy Equipment & Services	0.05%
Entertainment	0.97%
Equity Real Estate Investment Trusts	0.07%
Food & Staples Retailing	1.49%
Food Products	1.53%
Gas Utilities	0.36%
Health Care Equipment & Supplies	0.16%
Health Care Providers & Services	0.79%
Hotels, Restaurants & Leisure	1.88%
Household Durables	0.30%
Household Products	0.09%
Independent Power and Renewable Electricity Producers	0.92%
Industrial Conglomerates	1.27%
Industrial REITs	0.04%
Insurance	2.49%
Interactive Media & Services	4.85%
IT Services	2.33%
Leisure Products	0.02%
Life Sciences Tools & Services	0.55%
Machinery	0.60%
Marine	0.30%
Media	0.06%
Metals & Mining	3.81%
Multiline Retail	4.76%
Multi-Utilities	0.05%
LVIP SSGA Emerging Markets Equity Index Fund-3

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	4.99%
Paper & Forest Products	0.19%
Personal Products	0.72%
Pharmaceuticals	1.28%
Real Estate Management & Development	1.50%
Road & Rail	0.34%
Semiconductors & Semiconductor Equipment	9.83%
Software	0.24%
Specialty Retail	0.68%
Technology Hardware, Storage & Peripherals	6.52%
Textiles, Apparel & Luxury Goods	0.88%
Tobacco	0.37%
Trading Companies & Distributors	0.14%
Transportation Infrastructure	0.70%
Water Utilities	0.11%
Wireless Telecommunication Services	1.47%
Total	97.06%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.65%
Samsung Electronics Co. Ltd.	4.05%
Tencent Holdings Ltd.	3.50%
Alibaba Group Holding Ltd.	2.20%
Reliance Industries Ltd.	1.32%
PDD Holdings, Inc. ADR	1.22%
ICICI Bank Ltd.	0.86%
Infosys Ltd.	0.86%
SK Hynix, Inc.	0.83%
HDFC Bank Ltd.	0.80%
Total	22.29%

ADR–American Depositary Receipt
IT–Information Technology
REIT–Real Estate Investment Trust
LVIP SSGA Emerging Markets Equity Index Fund-4

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–94.67%
Brazil–4.14%
Ambev SA	229,700	$645,551
Atacadao SA	30,100	77,134
B3 SA - Brasil Bolsa Balcao	282,900	846,428
Banco Bradesco SA	77,384	243,630
Banco BTG Pactual SA	57,272	442,972
Banco do Brasil SA	41,700	475,356
Banco Santander Brasil SA	18,000	119,038
BB Seguridade Participacoes SA	33,900	235,443
CCR SA	48,600	141,852
Centrais Eletricas Brasileiras SA	58,885	510,125
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	16,500	253,600
Cia Siderurgica Nacional SA	31,700	126,508
Cosan SA	58,900	232,006
CPFL Energia SA	11,000	87,231
Energisa SA	10,300	114,158
†Eneva SA	41,800	117,158
Engie Brasil Energia SA	9,725	90,730
Equatorial Energia SA	49,289	362,586
†Hapvida Participacoes e Investimentos SA	228,291	208,978
Hypera SA	18,300	134,793
JBS SA	37,500	190,389
Klabin SA	36,600	167,419
Localiza Rent a Car SA	44,194	578,623
Lojas Renner SA	46,343	166,289
†Magazine Luiza SA	143,691	63,885
†Natura & Co. Holding SA	43,296	148,454
Petroleo Brasileiro SA	178,000	1,421,363
PRIO SA	38,700	366,089
Raia Drogasil SA	62,456	378,084
Rede D'Or Sao Luiz SA	27,600	163,520
Rumo SA	62,918	297,434
Sendas Distribuidora SA	65,600	181,743
Suzano SA	38,530	438,773
Telefonica Brasil SA	20,100	220,790
TIM SA	40,800	150,252
TOTVS SA	25,314	175,561
Ultrapar Participacoes SA	35,000	189,867
Vale SA	163,192	2,584,746
Vibra Energia SA	56,400	264,179
WEG SA	81,600	619,893
		14,232,630
Chile–0.38%
Banco de Chile	2,199,626	258,384
Banco de Credito e Inversiones SA	3,666	99,243
Banco Santander Chile	3,178,548	155,137
Cencosud SA	61,835	116,159
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Chile (continued)
Cia Sud Americana de Vapores SA	824,127	$50,607
Empresas CMPC SA	53,973	104,147
Empresas COPEC SA	18,774	136,595
†Enel Americas SA	1,030,343	114,026
Enel Chile SA	1,321,244	85,468
†Falabella SA	42,269	105,551
†Latam Airlines Group SA	8,046,006	87,217
		1,312,534
China–22.95%
†360 Security Technology, Inc. Class A	15,200	19,310
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	4,800	12,731
3peak, Inc. Class A	351	7,241
3SBio, Inc.	82,500	79,452
AAC Technologies Holdings, Inc.	34,500	102,504
Accelink Technologies Co. Ltd. Class A	1,600	6,430
Advanced Micro-Fabrication Equipment, Inc. China Class A	1,325	28,696
AECC Aero-Engine Control Co. Ltd. Class A	3,000	8,418
AECC Aviation Power Co. Ltd. Class A	5,701	30,048
Agricultural Bank of China Ltd. Class A	158,100	81,143
Agricultural Bank of China Ltd. Class H	1,312,000	505,746
Aier Eye Hospital Group Co. Ltd. Class A	17,058	38,050
AIMA Technology Group Co. Ltd. Class A	1,000	3,531
†Air China Ltd. Class A	14,900	15,421
†Air China Ltd. Class H	86,000	54,407
†Akeso, Inc.	24,000	142,614
Alibaba Group Holding Ltd.	781,600	7,567,261
Aluminum Corp. of China Ltd. Class A	29,400	23,380
Aluminum Corp. of China Ltd. Class H	190,000	94,897
Amlogic Shanghai Co. Ltd. Class A	871	7,692
Angel Yeast Co. Ltd. Class A	1,800	8,929
Anhui Conch Cement Co. Ltd. Class A	8,600	27,356
Anhui Conch Cement Co. Ltd. Class H	59,500	137,463
LVIP SSGA Emerging Markets Equity Index Fund-5

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Anhui Gujing Distillery Co. Ltd. Class A	800	$26,260
Anhui Gujing Distillery Co. Ltd. Class B	5,200	79,114
Anhui Honglu Steel Construction Group Co. Ltd. Class A	1,530	4,688
†Anhui Jianghuai Automobile Group Corp. Ltd. Class A	3,600	8,198
Anhui Kouzi Distillery Co. Ltd. Class A	1,300	8,303
Anhui Yingjia Distillery Co. Ltd. Class A	1,500	14,020
Anjoy Foods Group Co. Ltd. Class A	600	8,850
Anker Innovations Technology Co. Ltd. Class A	300	3,748
ANTA Sports Products Ltd.	62,000	601,460
Apeloa Pharmaceutical Co. Ltd. Class A	2,700	5,859
†Asia - Potash International Investment Guangzhou Co. Ltd. Class A	1,600	5,920
Asymchem Laboratories Tianjin Co. Ltd. Class A	540	8,840
Autobio Diagnostics Co. Ltd. Class A	1,600	12,861
Autohome, Inc. ADR	3,200	89,792
Avary Holding Shenzhen Co. Ltd. Class A	4,200	13,218
AVIC Industry-Finance Holdings Co. Ltd. Class A	20,400	8,946
AviChina Industry & Technology Co. Ltd. Class H	118,000	50,624
Avicopter PLC Class A	1,300	7,063
†BAIC BluePark New Energy Technology Co. Ltd. Class A	4,400	3,803
†Baidu, Inc. Class A	107,950	1,605,045
Bank of Beijing Co. Ltd. Class A	43,700	27,912
Bank of Changsha Co. Ltd. Class A	8,900	8,558
Bank of Chengdu Co. Ltd. Class A	8,000	12,701
Bank of China Ltd. Class A	74,300	41,800
Bank of China Ltd. Class H	3,800,000	1,450,215
Bank of Communications Co. Ltd. Class A	72,320	58,531
Bank of Hangzhou Co. Ltd. Class A	12,700	17,925
Bank of Jiangsu Co. Ltd. Class A	31,700	29,902
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Bank of Nanjing Co. Ltd. Class A	21,400	$22,268
Bank of Ningbo Co. Ltd. Class A	12,070	34,225
Bank of Shanghai Co. Ltd. Class A	29,140	24,529
Bank of Suzhou Co. Ltd. Class A	11,500	10,475
Baoshan Iron & Steel Co. Ltd. Class A	47,400	39,633
†BeiGene Ltd.	33,600	473,761
Beijing Dabeinong Technology Group Co. Ltd. Class A	9,300	7,815
Beijing Easpring Material Technology Co. Ltd. Class A	1,100	5,925
†Beijing E-Hualu Information Technology Co. Ltd. Class A	1,400	6,208
Beijing Enlight Media Co. Ltd. Class A	6,400	7,355
Beijing Enterprises Water Group Ltd.	206,000	45,904
Beijing Kingsoft Office Software, Inc. Class A	976	43,514
Beijing New Building Materials PLC Class A	3,700	12,187
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	1,500	4,061
Beijing Shiji Information Technology Co. Ltd. Class A	5,122	7,034
Beijing Tongrentang Co. Ltd. Class A	2,900	21,958
Beijing United Information Technology Co. Ltd. Class A	1,529	4,745
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. Class A	1,708	18,093
Beijing Yanjing Brewery Co. Ltd. Class A	7,100	8,639
Beijing-Shanghai High Speed Railway Co. Ltd. Class A	59,700	41,415
†Beiqi Foton Motor Co. Ltd. Class A	7,100	2,733
Bethel Automotive Safety Systems Co. Ltd. Class A	1,200	11,726
Betta Pharmaceuticals Co. Ltd. Class A	900	6,542
BGI Genomics Co. Ltd. Class A	900	6,091
†Bilibili, Inc. Class Z	9,980	119,630
LVIP SSGA Emerging Markets Equity Index Fund-6

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Bloomage Biotechnology Corp. Ltd. Class A	680	$6,417
BOC International China Co. Ltd. Class A	6,000	8,705
BOE Technology Group Co. Ltd. Class A	78,000	42,892
†BTG Hotels Group Co. Ltd. Class A	2,300	5,066
BYD Co. Ltd. Class A	3,400	94,921
BYD Co. Ltd. Class H	50,000	1,372,863
BYD Electronic International Co. Ltd.	38,000	178,114
By-health Co. Ltd. Class A	3,900	9,365
C&D International Investment Group Ltd.	35,733	76,147
Caitong Securities Co. Ltd. Class A	10,330	11,303
†Cambricon Technologies Corp. Ltd. Class A	870	16,556
Canmax Technologies Co. Ltd. Class A	1,560	5,576
CECEP Solar Energy Co. Ltd. Class A	6,700	5,271
CECEP Wind-Power Corp. Class A	14,820	6,269
CETC Cyberspace Security Technology Co. Ltd. Class A	1,900	6,017
CGN Power Co. Ltd. Class H	510,000	133,239
Changchun High & New Technology Industry Group, Inc. Class A	800	16,446
Changjiang Securities Co. Ltd. Class A	12,800	9,710
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	600	11,092
Chaozhou Three-Circle Group Co. Ltd. Class A	4,200	17,440
Chengxin Lithium Group Co. Ltd. Class A	1,900	6,095
China Baoan Group Co. Ltd. Class A	5,600	9,270
China CITIC Bank Corp. Ltd. Class H	432,000	203,594
China Coal Energy Co. Ltd. Class H	98,000	89,108
China Communications Services Corp. Ltd. Class H	122,000	50,622
China Construction Bank Corp. Class A	21,000	19,276
China CSSC Holdings Ltd. Class A	9,700	40,265
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†China Eastern Airlines Corp. Ltd. Class A	19,600	$10,723
China Energy Engineering Corp. Ltd. Class A	69,100	20,461
China Everbright Bank Co. Ltd. Class A	86,500	35,370
China Everbright Bank Co. Ltd. Class H	149,000	44,270
China Everbright Environment Group Ltd.	175,000	56,925
China Feihe Ltd.	174,000	95,150
†China Film Co. Ltd. Class A	2,100	3,624
China Galaxy Securities Co. Ltd. Class A	9,900	16,821
China Galaxy Securities Co. Ltd. Class H	168,000	88,857
China Great Wall Securities Co. Ltd. Class A	5,800	6,542
China Greatwall Technology Group Co. Ltd. Class A	7,200	10,274
China Hongqiao Group Ltd.	113,500	92,881
China International Capital Corp. Ltd. Class A	2,500	13,413
China International Capital Corp. Ltd. Class H	73,200	107,431
China Jushi Co. Ltd. Class A	8,746	12,122
China Life Insurance Co. Ltd. Class A	6,100	24,384
China Life Insurance Co. Ltd. Class H	361,000	467,865
†China Literature Ltd.	19,400	72,174
China Longyuan Power Group Corp. Ltd. Class H	161,000	122,062
China Medical System Holdings Ltd.	65,000	115,208
China Meheco Co. Ltd. Class A	3,200	5,040
China Mengniu Dairy Co. Ltd.	153,000	411,475
China Merchants Bank Co. Ltd. Class A	38,700	151,805
China Merchants Bank Co. Ltd. Class H	189,500	660,101
China Merchants Energy Shipping Co. Ltd. Class A	17,800	14,758
China Merchants Securities Co. Ltd. Class A	15,700	30,195
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	17,100	22,978
LVIP SSGA Emerging Markets Equity Index Fund-7

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Minsheng Banking Corp. Ltd. Class A	74,100	$39,076
China National Chemical Engineering Co. Ltd. Class A	13,300	11,927
China National Nuclear Power Co. Ltd. Class A	38,700	40,925
China National Software & Service Co. Ltd. Class A	2,080	10,634
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	7,700	20,997
China Oilfield Services Ltd. Class H	86,000	87,889
China Overseas Land & Investment Ltd.	186,000	327,766
China Overseas Property Holdings Ltd.	60,000	45,028
China Pacific Insurance Group Co. Ltd. Class A	12,500	41,912
China Pacific Insurance Group Co. Ltd. Class H	127,800	257,940
China Petroleum & Chemical Corp. Class A	58,000	45,633
China Petroleum & Chemical Corp. Class H	1,204,000	630,641
China Power International Development Ltd.	237,000	87,109
China Railway Group Ltd. Class A	44,200	35,399
China Railway Signal & Communication Corp. Ltd. Class A	15,545	9,600
China Rare Earth Resources & Technology Co. Ltd. Class A	2,200	8,583
China Resources Beer Holdings Co. Ltd.	78,000	341,628
China Resources Land Ltd.	156,000	559,390
China Resources Microelectronics Ltd. Class A	2,365	14,903
China Resources Mixc Lifestyle Services Ltd.	33,000	117,699
China Resources Pharmaceutical Group Ltd.	74,000	48,616
China Resources Power Holdings Co. Ltd.	92,000	184,271
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	2,200	15,426
†China Ruyi Holdings Ltd.	268,000	59,376
China Shenhua Energy Co. Ltd. Class A	12,100	53,486
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Shenhua Energy Co. Ltd. Class H	164,000	$561,824
†China Southern Airlines Co. Ltd. Class A	24,700	20,060
†China Southern Airlines Co. Ltd. Class H	94,000	39,846
China State Construction Engineering Corp. Ltd. Class A	77,200	52,358
China Taiping Insurance Holdings Co. Ltd.	68,400	58,865
China Three Gorges Renewables Group Co. Ltd. Class A	60,100	37,032
China Tourism Group Duty Free Corp. Ltd. Class A	3,600	42,481
China Tourism Group Duty Free Corp. Ltd. Class H	3,600	35,338
China Tower Corp. Ltd. Class H	2,144,000	225,150
China United Network Communications Ltd. Class A	65,900	40,699
China Vanke Co. Ltd. Class A	19,000	28,022
China Vanke Co. Ltd. Class H	105,900	97,919
China Yangtze Power Co. Ltd. Class A	45,784	150,672
China Zhenhua Group Science & Technology Co. Ltd. Class A	1,100	9,126
China Zheshang Bank Co. Ltd. Class A	44,980	15,982
Chinasoft International Ltd.	128,000	98,190
Chongqing Brewery Co. Ltd. Class A	1,000	9,369
Chongqing Changan Automobile Co. Ltd. Class A	15,700	37,257
Chongqing Rural Commercial Bank Co. Ltd. Class A	18,800	10,815
†Chongqing Taiji Industry Group Co. Ltd. Class A	900	5,896
Chongqing Zhifei Biological Products Co. Ltd. Class A	4,300	37,051
CITIC Ltd.	282,000	281,693
CITIC Securities Co. Ltd. Class A	22,685	65,155
CITIC Securities Co. Ltd. Class H	88,775	181,222
CMOC Group Ltd. Class A	38,400	28,155
CMOC Group Ltd. Class H	180,000	98,431
LVIP SSGA Emerging Markets Equity Index Fund-8

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
CNGR Advanced Material Co. Ltd. Class A	900	$6,235
CNPC Capital Co. Ltd. Class A	11,600	8,832
Contemporary Amperex Technology Co. Ltd. Class A	8,340	191,984
COSCO SHIPPING Development Co. Ltd. Class A	21,800	7,193
COSCO SHIPPING Energy Transportation Co. Ltd. Class A	7,900	13,634
COSCO SHIPPING Energy Transportation Co. Ltd. Class H	62,000	58,518
COSCO SHIPPING Holdings Co. Ltd. Class A	26,690	36,052
COSCO SHIPPING Holdings Co. Ltd. Class H	145,650	146,424
COSCO SHIPPING Ports Ltd.	65,672	47,434
†Country Garden Holdings Co. Ltd.	589,474	58,883
Country Garden Services Holdings Co. Ltd.	105,000	90,766
CRRC Corp. Ltd. Class A	52,200	38,715
CRRC Corp. Ltd. Class H	209,000	92,074
CSC Financial Co. Ltd. Class A	9,200	30,692
CSPC Pharmaceutical Group Ltd.	432,240	401,878
Daqin Railway Co. Ltd. Class A	31,800	32,328
†Daqo New Energy Corp. ADR	2,800	74,480
DaShenLin Pharmaceutical Group Co. Ltd. Class A	2,520	8,847
Datang International Power Generation Co. Ltd. Class A	21,700	7,404
DHC Software Co. Ltd. Class A	7,700	6,699
Do-Fluoride New Materials Co. Ltd. Class A	2,380	5,108
Dong-E-E-Jiao Co. Ltd. Class A	1,500	10,431
Dongfang Electric Corp. Ltd. Class A	6,400	13,193
Dongxing Securities Co. Ltd. Class A	7,473	8,672
†East Buy Holding Ltd.	19,500	69,424
East Money Information Co. Ltd. Class A	29,344	58,091
Eastroc Beverage Group Co. Ltd. Class A	200	5,147
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Ecovacs Robotics Co. Ltd. Class A	1,000	$5,843
ENN Energy Holdings Ltd.	38,400	282,769
ENN Natural Gas Co. Ltd. Class A	5,300	12,570
Eoptolink Technology, Inc.Ltd. Class A	1,600	11,127
Eve Energy Co. Ltd. Class A	4,055	24,128
Everbright Securities Co. Ltd. Class A	8,300	18,046
†Fangda Carbon New Material Co. Ltd. Class A	8,480	6,265
Far East Horizon Ltd.	61,000	47,966
†Farasis Energy Gan Zhou Co. Ltd. Class A	1,563	3,594
†FAW Jiefang Group Co. Ltd. Class A	7,100	8,509
First Capital Securities Co. Ltd. Class A	9,800	8,028
Flat Glass Group Co. Ltd. Class A	3,700	13,929
Flat Glass Group Co. Ltd. Class H	22,000	37,134
Focus Media Information Technology Co. Ltd. Class A	30,700	27,357
Foshan Haitian Flavouring & Food Co. Ltd. Class A	8,492	45,440
Fosun International Ltd.	117,500	69,069
Foxconn Industrial Internet Co. Ltd. Class A	20,752	44,242
Fujian Sunner Development Co. Ltd. Class A	2,800	6,783
Fuyao Glass Industry Group Co. Ltd. Class A	4,300	22,670
Fuyao Glass Industry Group Co. Ltd. Class H	29,200	142,102
Ganfeng Lithium Group Co. Ltd. Class A	3,500	21,122
Ganfeng Lithium Group Co. Ltd. Class H	20,600	77,825
G-bits Network Technology Xiamen Co. Ltd. Class A	100	3,456
GCL Technology Holdings Ltd.	976,000	154,990
GD Power Development Co. Ltd. Class A	39,300	23,052
†GDS Holdings Ltd. Class A	49,600	57,550
GEM Co. Ltd. Class A	10,700	8,238
Gemdale Corp. Class A	9,900	6,086
†Genscript Biotech Corp.	56,000	142,429
GF Securities Co. Ltd. Class A	12,900	25,992
LVIP SSGA Emerging Markets Equity Index Fund-9

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
GF Securities Co. Ltd. Class H	48,600	$58,132
Giant Network Group Co. Ltd. Class A	3,300	5,183
GigaDevice Semiconductor, Inc. Class A	1,452	18,915
Ginlong Technologies Co. Ltd. Class A	750	7,392
GoerTek, Inc. Class A	7,300	21,626
Goldwind Science & Technology Co. Ltd. Class A	8,100	9,137
Gongniu Group Co. Ltd. Class A	400	5,395
GoodWe Technologies Co. Ltd. Class A	425	7,825
†Gotion High-tech Co. Ltd. Class A	3,600	10,913
Great Wall Motor Co. Ltd. Class A	4,900	17,424
Great Wall Motor Co. Ltd. Class H	112,000	145,442
Gree Electric Appliances, Inc. of Zhuhai Class A	6,200	28,123
Greentown China Holdings Ltd.	44,500	45,306
GRG Banking Equipment Co. Ltd. Class A	5,900	10,199
Guangdong Haid Group Co. Ltd. Class A	3,500	22,163
†Guangdong HEC Technology Holding Co. Ltd. Class A	9,400	9,715
Guanghui Energy Co. Ltd. Class A	14,700	14,799
Guangzhou Automobile Group Co. Ltd. Class A	10,400	12,831
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	3,200	12,904
Guangzhou Haige Communications Group, Inc. Co. Class A	5,700	10,328
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	1,100	9,705
Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	1,500	9,678
Guangzhou Tinci Materials Technology Co. Ltd. Class A	4,160	14,711
Guangzhou Yuexiu Capital Holdings Group Co. Ltd. Class A	9,595	8,144
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Guolian Securities Co. Ltd. Class A	5,300	$8,101
Guosen Securities Co. Ltd. Class A	13,900	16,738
Guotai Junan Securities Co. Ltd. Class A	16,100	33,779
Guoyuan Securities Co. Ltd. Class A	10,040	9,669
H World Group Ltd. ADR	10,000	334,400
Haidilao International Holding Ltd.	81,000	150,828
Haier Smart Home Co. Ltd. Class A	13,400	39,677
Haier Smart Home Co. Ltd. Class H	117,800	332,649
†Hainan Airlines Holding Co. Ltd. Class A	41,100	7,939
†Hainan Airport Infrastructure Co. Ltd. Class A	5,400	2,817
Haitian International Holdings Ltd.	33,000	81,649
Haitong Securities Co. Ltd. Class A	21,100	27,877
Haitong Securities Co. Ltd. Class H	130,400	69,638
Hang Zhou Great Star Industrial Co. Ltd. Class A	1,100	3,493
Hangzhou Binjiang Real Estate Group Co. Ltd. Class A	9,200	9,431
Hangzhou Chang Chuan Technology Co. Ltd. Class A	1,800	9,642
Hangzhou First Applied Material Co. Ltd. Class A	3,925	13,432
Hangzhou Lion Electronics Co. Ltd. Class A	1,500	5,793
Hangzhou Oxygen Plant Group Co. Ltd. Class A	2,200	9,061
Hangzhou Robam Appliances Co. Ltd. Class A	2,100	6,449
Hangzhou Silan Microelectronics Co. Ltd. Class A	3,100	9,979
Hangzhou Tigermed Consulting Co. Ltd. Class A	800	6,201
Hansoh Pharmaceutical Group Co. Ltd.	56,000	113,026
Haohua Chemical Science & Technology Co. Ltd. Class A	700	3,008
LVIP SSGA Emerging Markets Equity Index Fund-10

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Heilongjiang Agriculture Co. Ltd. Class A	4,200	$7,089
Henan Shenhuo Coal & Power Co. Ltd. Class A	4,800	11,370
Henan Shuanghui Investment & Development Co. Ltd. Class A	7,300	27,493
Hengan International Group Co. Ltd.	30,500	113,469
Hengdian Group DMEGC Magnetics Co. Ltd. Class A	4,100	7,827
†Hengli Petrochemical Co. Ltd. Class A	12,400	23,026
Hengtong Optic-electric Co. Ltd. Class A	4,600	7,744
†Hengyi Petrochemical Co. Ltd. Class A	8,070	7,646
Hesteel Co. Ltd. Class A	28,400	8,529
Hisense Visual Technology Co. Ltd. Class A	1,000	2,947
Hithink RoyalFlush Information Network Co. Ltd. Class A	900	19,907
Hongfa Technology Co. Ltd. Class A	680	2,650
†Horizon Construction Development Ltd.	2,259	1,328
Hoshine Silicon Industry Co. Ltd. Class A	1,900	13,663
Hoymiles Power Electronics, Inc. Class A	156	5,939
Hoyuan Green Energy Co. Ltd. Class A	1,117	5,242
†Hua Hong Semiconductor Ltd.	28,000	67,701
Huadian Power International Corp. Ltd. Class A	17,900	12,973
Huadong Medicine Co. Ltd. Class A	3,700	21,630
Huafon Chemical Co. Ltd. Class A	10,800	10,218
Huagong Tech Co. Ltd. Class A	2,000	8,392
Huaibei Mining Holdings Co. Ltd. Class A	5,200	12,193
Hualan Biological Engineering, Inc. Class A	4,020	12,544
†Huaneng Power International, Inc. Class A	20,200	21,931
†Huaneng Power International, Inc. Class H	202,000	107,099
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Huatai Securities Co. Ltd. Class A	13,200	$25,964
Huatai Securities Co. Ltd. Class H	61,800	78,036
Huaxi Securities Co. Ltd. Class A	6,300	6,893
Huaxia Bank Co. Ltd. Class A	26,400	20,920
Huayu Automotive Systems Co. Ltd. Class A	6,800	15,609
Hubei Feilihua Quartz Glass Co. Ltd. Class A	1,400	7,217
Hubei Jumpcan Pharmaceutical Co. Ltd. Class A	2,800	12,409
Hubei Xingfa Chemicals Group Co. Ltd. Class A	2,400	6,176
Huizhou Desay Sv Automotive Co. Ltd. Class A	1,200	21,913
Humanwell Healthcare Group Co. Ltd. Class A	3,600	12,619
Hunan Valin Steel Co. Ltd. Class A	15,700	11,401
Hundsun Technologies, Inc. Class A	4,144	16,805
Hygeia Healthcare Holdings Co. Ltd.	16,600	75,044
IEIT Systems Co. Ltd. Class A	3,260	15,261
Iflytek Co. Ltd. Class A	4,900	32,044
Imeik Technology Development Co. Ltd. Class A	500	20,750
Industrial & Commercial Bank of China Ltd. Class A	116,800	78,721
Industrial & Commercial Bank of China Ltd. Class H	3,115,000	1,523,891
Industrial Bank Co. Ltd. Class A	38,596	88,215
Industrial Securities Co. Ltd. Class A	14,342	11,870
Ingenic Semiconductor Co. Ltd. Class A	1,000	9,116
†Inner Mongolia BaoTou Steel Union Co. Ltd. Class A	97,500	20,071
Inner Mongolia Dian Tou Energy Corp. Ltd. Class A	4,100	8,249
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	18,300	9,650
LVIP SSGA Emerging Markets Equity Index Fund-11

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	11,600	$43,752
†Inner Mongolia Yitai Coal Co. Ltd. Class B	55,200	85,063
Inner Mongolia Yuan Xing Energy Co. Ltd. Class A	8,300	6,870
†Innovent Biologics, Inc.	56,000	306,589
†iQIYI, Inc. ADR	21,300	103,944
iRay Technology Co. Ltd. Class A	317	14,538
†Isoftstone Information Technology Group Co. Ltd. Class A	1,500	9,771
JA Solar Technology Co. Ltd. Class A	6,692	19,551
Jason Furniture Hangzhou Co. Ltd. Class A	1,820	8,982
JCET Group Co. Ltd. Class A	4,000	16,841
†JD Health International, Inc.	53,900	269,897
†JD Logistics, Inc.	95,200	119,236
JD.com, Inc. Class A	112,371	1,618,971
Jiangsu Eastern Shenghong Co. Ltd. Class A	10,300	13,942
Jiangsu Expressway Co. Ltd. Class H	58,000	52,143
Jiangsu Hengli Hydraulic Co. Ltd. Class A	2,832	21,834
Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	11,822	75,394
Jiangsu King's Luck Brewery JSC Ltd. Class A	2,700	18,559
Jiangsu Nhwa Pharmaceutical Co. Ltd. Class A	900	3,442
Jiangsu Pacific Quartz Co. Ltd. Class A	1,000	12,250
Jiangsu Phoenix Publishing & Media Corp. Ltd. Class A	3,300	4,099
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	2,700	41,839
Jiangsu Yangnong Chemical Co. Ltd. Class A	910	8,099
Jiangsu Yoke Technology Co. Ltd. Class A	1,000	7,858
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	2,300	11,214
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Jiangsu Zhongtian Technology Co. Ltd. Class A	7,500	$13,208
Jiangxi Copper Co. Ltd. Class A	4,900	12,339
Jiangxi Copper Co. Ltd. Class H	53,000	74,934
†Jiangxi Special Electric Motor Co. Ltd. Class A	3,600	6,853
Jinduicheng Molybdenum Co. Ltd. Class A	2,500	3,331
Jinko Solar Co. Ltd. Class A	12,077	15,087
JiuGui Liquor Co. Ltd. Class A	700	7,220
Jizhong Energy Resources Co. Ltd. Class A	7,400	7,450
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	4,600	8,062
Jointown Pharmaceutical Group Co. Ltd. Class A	8,969	8,865
†Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. Class A	1,731	6,858
Juewei Food Co. Ltd. Class A	1,400	5,302
†Juneyao Airlines Co. Ltd. Class A	5,300	8,968
Kanzhun Ltd. ADR	10,600	176,066
KE Holdings, Inc. ADR	32,000	518,720
Keda Industrial Group Co. Ltd. Class A	4,000	5,950
†Kingdee International Software Group Co. Ltd.	134,000	195,290
Kingnet Network Co. Ltd. Class A	4,200	6,615
Kingsoft Corp. Ltd.	46,200	142,591
†Kuaishou Technology	112,800	764,905
†Kuang-Chi Technologies Co. Ltd. Class A	4,700	9,795
Kunlun Energy Co. Ltd.	188,000	169,497
†Kunlun Tech Co. Ltd. Class A	2,500	13,184
Kweichow Moutai Co. Ltd. Class A	2,300	559,742
LB Group Co. Ltd. Class A	5,100	12,318
Lenovo Group Ltd.	354,000	495,061
Lens Technology Co. Ltd. Class A	10,600	19,729
Lepu Medical Technology Beijing Co. Ltd. Class A	4,000	9,114
†Li Auto, Inc. Class A	54,700	1,030,463
Li Ning Co. Ltd.	115,000	307,806
Liaoning Port Co. Ltd. Class A	33,300	6,808
LVIP SSGA Emerging Markets Equity Index Fund-12

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Lingyi iTech Guangdong Co. Class A	15,300	$14,583
Livzon Pharmaceutical Group, Inc. Class A	1,400	6,911
Longfor Group Holdings Ltd.	91,756	146,885
LONGi Green Energy Technology Co. Ltd. Class A	13,872	44,791
Lufax Holding Ltd. ADR	8,625	26,479
Luxi Chemical Group Co. Ltd. Class A	4,300	6,081
Luxshare Precision Industry Co. Ltd. Class A	13,187	64,055
Luzhou Laojiao Co. Ltd. Class A	2,700	68,305
Mango Excellent Media Co. Ltd. Class A	3,900	13,857
Maxscend Microelectronics Co. Ltd. Class A	1,152	22,903
Meihua Holdings Group Co. Ltd. Class A	9,100	12,254
†Meinian Onehealth Healthcare Holdings Co. Ltd. Class A	5,400	4,576
†Meituan Class B	243,440	2,553,338
Metallurgical Corp. of China Ltd. Class A	38,800	16,741
Ming Yang Smart Energy Group Ltd. Class A	4,600	8,133
MINISO Group Holding Ltd. ADR	4,600	93,840
Minth Group Ltd.	36,000	72,751
Montage Technology Co. Ltd. Class A	2,464	20,415
Muyuan Foods Co. Ltd. Class A	11,050	64,160
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd. Class A	3,615	7,646
NARI Technology Co. Ltd. Class A	14,683	46,209
†National Silicon Industry Group Co. Ltd. Class A	3,770	9,207
NAURA Technology Group Co. Ltd. Class A	1,100	38,110
†NavInfo Co. Ltd. Class A	5,200	6,525
NetEase, Inc.	92,700	1,669,158
New China Life Insurance Co. Ltd. Class A	4,500	19,752
New China Life Insurance Co. Ltd. Class H	39,600	77,187
†New Hope Liuhe Co. Ltd. Class A	9,700	12,747
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†New Oriental Education & Technology Group, Inc.	70,700	$500,247
Ninestar Corp. Class A	3,200	10,211
Ningbo Deye Technology Co. Ltd. Class A	720	8,518
Ningbo Joyson Electronic Corp. Class A	3,000	7,597
Ningbo Orient Wires & Cables Co. Ltd. Class A	1,400	8,439
Ningbo Ronbay New Energy Technology Co. Ltd. Class A	960	5,387
Ningbo Shanshan Co. Ltd. Class A	4,700	9,026
Ningbo Tuopu Group Co. Ltd. Class A	2,400	24,872
Ningxia Baofeng Energy Group Co. Ltd. Class A	13,200	27,490
†NIO, Inc. ADR	67,300	610,411
Nongfu Spring Co. Ltd. Class H	95,600	552,775
North Industries Group Red Arrow Co. Ltd. Class A	3,200	6,335
†Offcn Education Technology Co. Ltd. Class A	18,800	10,815
Offshore Oil Engineering Co. Ltd. Class A	10,800	9,045
Oppein Home Group, Inc. Class A	1,100	10,797
Orient Securities Co. Ltd. Class A	16,416	20,137
Ovctek China, Inc. Class A	1,869	5,950
†Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A	20,731	9,588
†PDD Holdings, Inc. ADR	28,700	4,199,097
People.cn Co. Ltd. Class A	2,400	9,468
People's Insurance Co. Group of China Ltd. Class A	16,200	11,056
People's Insurance Co. Group of China Ltd. Class H	420,000	129,090
Perfect World Co. Ltd. Class A	4,250	7,095
PetroChina Co. Ltd. Class A	39,300	39,122
PetroChina Co. Ltd. Class H	1,026,000	678,000
Pharmaron Beijing Co. Ltd. Class A	3,300	13,484
PICC Property & Casualty Co. Ltd. Class H	334,000	396,942
LVIP SSGA Emerging Markets Equity Index Fund-13

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Ping An Bank Co. Ltd. Class A	35,592	$47,123
†Ping An Healthcare & Technology Co. Ltd.	25,700	58,453
Ping An Insurance Group Co. of China Ltd. Class A	20,100	114,214
Ping An Insurance Group Co. of China Ltd. Class H	321,000	1,453,205
Piotech, Inc. Class A	383	12,491
Poly Developments & Holdings Group Co. Ltd. Class A	23,300	32,524
Pop Mart International Group Ltd.	22,600	58,609
Postal Savings Bank of China Co. Ltd. Class A	56,700	34,777
Power Construction Corp. of China Ltd. Class A	32,800	22,615
Pylon Technologies Co. Ltd. Class A	346	5,171
†Qi An Xin Technology Group, Inc. Class A	952	5,381
Qifu Technology, Inc. ADR	5,400	85,428
†Qinghai Salt Lake Industry Co. Ltd. Class A	11,800	26,538
Raytron Technology Co. Ltd. Class A	1,009	6,291
Risen Energy Co. Ltd. Class A	3,400	8,461
Rockchip Electronics Co. Ltd. Class A	300	2,682
Rongsheng Petrochemical Co. Ltd. Class A	21,450	31,303
SAIC Motor Corp. Ltd. Class A	16,400	31,287
Sailun Group Co. Ltd. Class A	6,800	11,266
Sanan Optoelectronics Co. Ltd. Class A	7,600	14,842
†Sangfor Technologies, Inc. Class A	900	9,174
Sany Heavy Equipment International Holdings Co. Ltd.	57,000	55,113
Sany Heavy Industry Co. Ltd. Class A	18,000	34,948
†Satellite Chemical Co. Ltd. Class A	7,378	15,344
SDIC Capital Co. Ltd. Class A	10,600	10,074
SDIC Power Holdings Co. Ltd. Class A	6,200	11,522
†Seazen Holdings Co. Ltd. Class A	4,800	7,722
†Seres Group Co. Ltd. Class A	2,900	31,158
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
SF Holding Co. Ltd. Class A	9,000	$51,268
SG Micro Corp. Class A	1,072	13,454
Shaanxi Coal Industry Co. Ltd. Class A	17,700	52,135
Shan Xi Hua Yang Group New Energy Co. Ltd. Class A	7,650	10,528
Shandong Buchang Pharmaceuticals Co. Ltd. Class A	2,700	6,476
Shandong Gold Mining Co. Ltd. Class A	6,380	20,573
Shandong Gold Mining Co. Ltd. Class H	34,750	65,953
Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	4,610	17,934
Shandong Linglong Tyre Co. Ltd. Class A	3,200	8,677
Shandong Nanshan Aluminum Co. Ltd. Class A	27,000	11,193
Shandong Sun Paper Industry JSC Ltd. Class A	5,900	10,124
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	119,600	116,560
Shanghai Aiko Solar Energy Co. Ltd. Class A	5,040	12,536
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	2,284	7,926
Shanghai Baosight Software Co. Ltd. Class A	3,728	25,652
Shanghai Baosight Software Co. Ltd. Class B	28,708	60,861
Shanghai BOCHU Electronic Technology Corp. Ltd. Class A	312	11,135
Shanghai Construction Group Co. Ltd. Class A	20,800	6,863
†Shanghai Electric Group Co. Ltd. Class A	28,400	16,698
Shanghai Electric Power Co. Ltd. Class A	8,600	10,259
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	4,400	15,529
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	23,500	51,162
Shanghai Fudan Microelectronics Group Co. Ltd. Class A	1,345	7,326
LVIP SSGA Emerging Markets Equity Index Fund-14

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Shanghai International Airport Co. Ltd. Class A	2,100	$9,706
Shanghai International Port Group Co. Ltd. Class A	10,900	7,531
Shanghai Jinjiang International Hotels Co. Ltd. Class A	2,000	8,432
†Shanghai Junshi Biosciences Co. Ltd. Class A	1,496	8,823
Shanghai Lingang Holdings Corp. Ltd. Class A	5,540	7,850
Shanghai M&G Stationery, Inc. Class A	2,000	10,589
Shanghai Moons' Electric Co. Ltd. Class A	800	7,428
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	6,400	15,097
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	34,800	50,895
Shanghai Pudong Development Bank Co. Ltd. Class A	53,900	50,311
Shanghai Putailai New Energy Technology Co. Ltd. Class A	4,292	12,666
Shanghai RAAS Blood Products Co. Ltd. Class A	15,800	17,822
Shanghai Rural Commercial Bank Co. Ltd. Class A	23,400	18,939
Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	8,600	7,530
Shanxi Coal International Energy Group Co. Ltd. Class A	1,900	4,691
Shanxi Coking Coal Energy Group Co. Ltd. Class A	8,970	12,496
Shanxi Lu'an Environmental Energy Development Co. Ltd. Class A	6,700	20,698
†Shanxi Meijin Energy Co. Ltd. Class A	9,400	8,827
Shanxi Securities Co. Ltd. Class A	9,350	7,106
Shanxi Taigang Stainless Steel Co. Ltd. Class A	12,800	6,732
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	2,180	70,922
Shede Spirits Co. Ltd. Class A	400	5,454
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shenghe Resources Holding Co. Ltd. Class A	3,900	$5,598
Shengyi Technology Co. Ltd. Class A	5,100	13,167
Shennan Circuits Co. Ltd. Class A	1,120	11,211
Shenwan Hongyuan Group Co. Ltd. Class A	48,200	30,175
Shenzhen Capchem Technology Co. Ltd. Class A	1,680	11,204
Shenzhen Dynanonic Co. Ltd. Class A	480	4,131
Shenzhen Energy Group Co. Ltd. Class A	10,300	9,367
Shenzhen Inovance Technology Co. Ltd. Class A	2,950	26,263
Shenzhen Kaifa Technology Co. Ltd. Class A	2,900	6,628
Shenzhen Kangtai Biological Products Co. Ltd. Class A	2,460	9,417
Shenzhen Kedali Industry Co. Ltd. Class A	500	5,954
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	2,300	94,242
Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	1,500	16,539
†Shenzhen Overseas Chinese Town Co. Ltd. Class A	17,844	7,825
Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A	2,400	11,052
Shenzhen SC New Energy Technology Corp. Class A	800	8,348
Shenzhen SED Industry Co. Ltd. Class A	2,300	6,869
Shenzhen Senior Technology Material Co. Ltd. Class A	2,494	5,423
Shenzhen Sunlord Electronics Co. Ltd. Class A	1,900	7,236
Shenzhen Transsion Holdings Co. Ltd. Class A	1,423	27,769
Shenzhen YUTO Packaging Technology Co. Ltd. Class A	2,500	9,697
Shenzhou International Group Holdings Ltd.	40,100	412,889
LVIP SSGA Emerging Markets Equity Index Fund-15

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	3,640	$11,840
Shuangliang Eco-Energy Systems Co. Ltd. Class A	2,700	3,221
Sichuan Chuantou Energy Co. Ltd. Class A	8,000	17,055
Sichuan Hebang Biotechnology Co. Ltd. Class A	20,300	6,755
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	3,300	13,517
Sichuan Road & Bridge Group Co. Ltd. Class A	14,840	15,672
Sichuan Swellfun Co. Ltd. Class A	1,000	8,287
Sieyuan Electric Co. Ltd. Class A	1,800	13,208
Silergy Corp.	16,000	260,667
Sinoma International Engineering Co. Class A	2,600	3,424
Sinoma Science & Technology Co. Ltd. Class A	3,700	8,305
Sinomine Resource Group Co. Ltd. Class A	1,400	7,365
†Sinopec Shanghai Petrochemical Co. Ltd. Class A	16,700	6,734
Sinotruk Hong Kong Ltd.	33,000	64,745
Skshu Paint Co. Ltd. Class A	1,092	7,331
Smoore International Holdings Ltd.	87,000	72,421
Songcheng Performance Development Co. Ltd. Class A	5,720	7,960
SooChow Securities Co. Ltd. Class A	11,280	11,626
Southwest Securities Co. Ltd. Class A	15,900	9,169
†Spring Airlines Co. Ltd. Class A	1,100	7,786
StarPower Semiconductor Ltd. Class A	300	7,656
Sungrow Power Supply Co. Ltd. Class A	3,100	38,286
Sunny Optical Technology Group Co. Ltd.	34,600	313,941
Sunresin New Materials Co. Ltd. Class A	600	4,489
Sunwoda Electronic Co. Ltd. Class A	3,700	7,700
SUPCON Technology Co. Ltd. Class A	1,787	11,427
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	3,800	$9,741
Suzhou Maxwell Technologies Co. Ltd. Class A	480	8,765
Suzhou TFC Optical Communication Co. Ltd. Class A	900	11,614
†TAL Education Group ADR	21,400	270,282
Tangshan Jidong Cement Co. Ltd. Class A	5,700	5,136
TBEA Co. Ltd. Class A	10,660	20,742
TCL Technology Group Corp. Class A	32,780	19,875
TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	7,525	16,594
Tencent Holdings Ltd.	320,400	12,047,056
†Tencent Music Entertainment Group ADR	36,400	327,964
Thunder Software Technology Co. Ltd. Class A	900	10,160
Tianjin 712 Communication & Broadcasting Co. Ltd. Class A	1,800	7,997
†Tianma Microelectronics Co. Ltd. Class A	5,500	8,259
Tianqi Lithium Corp. Class A	3,200	25,172
Tianshan Aluminum Group Co. Ltd. Class A	9,100	7,711
Tianshui Huatian Technology Co. Ltd. Class A	7,400	8,890
Tingyi Cayman Islands Holding Corp.	94,000	114,603
†Titan Wind Energy Suzhou Co. Ltd. Class A	4,100	6,706
†Tongcheng Travel Holdings Ltd.	59,600	110,216
TongFu Microelectronics Co. Ltd. Class A	3,232	10,536
†Tongkun Group Co. Ltd. Class A	5,300	11,307
Tongling Nonferrous Metals Group Co. Ltd. Class A	24,800	11,470
Tongwei Co. Ltd. Class A	9,500	33,528
†Topchoice Medical Corp. Class A	700	7,546
Topsports International Holdings Ltd.	89,000	69,299
TravelSky Technology Ltd. Class H	44,000	76,071
LVIP SSGA Emerging Markets Equity Index Fund-16

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Trina Solar Co. Ltd. Class A	4,606	$18,529
†Trip.com Group Ltd.	26,200	931,436
Tsingtao Brewery Co. Ltd. Class A	1,500	15,810
Tsingtao Brewery Co. Ltd. Class H	30,000	201,319
†Unigroup Guoxin Microelectronics Co. Ltd. Class A	1,819	17,300
Uni-President China Holdings Ltd.	66,000	46,910
†Unisplendour Corp. Ltd. Class A	6,180	16,861
Universal Scientific Industrial Shanghai Co. Ltd. Class A	1,600	3,409
†Verisilicon Microelectronics Shanghai Co. Ltd. Class A	852	6,002
†Vipshop Holdings Ltd. ADR	16,400	291,264
Walvax Biotechnology Co. Ltd. Class A	3,400	11,271
†Wanda Film Holding Co. Ltd. Class A	6,500	11,933
Wanhua Chemical Group Co. Ltd. Class A	5,820	63,040
Want Want China Holdings Ltd.	229,000	138,424
Weibo Corp. ADR	3,600	39,420
Weichai Power Co. Ltd. Class A	15,100	29,062
Weichai Power Co. Ltd. Class H	94,000	156,978
Weihai Guangwei Composites Co. Ltd. Class A	1,920	7,220
Wens Foodstuffs Group Co. Ltd. Class A	13,620	38,524
Western Mining Co. Ltd. Class A	5,000	10,060
Western Securities Co. Ltd. Class A	10,500	9,431
Western Superconducting Technologies Co. Ltd. Class A	1,477	11,086
Will Semiconductor Co. Ltd. Shanghai Class A	2,565	38,593
†Wingtech Technology Co. Ltd. Class A	2,700	16,107
Wuchan Zhongda Group Co. Ltd. Class A	10,800	6,746
Wuhan Guide Infrared Co. Ltd. Class A	9,321	9,594
Wuliangye Yibin Co. Ltd. Class A	7,300	144,421
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
WUS Printed Circuit Kunshan Co. Ltd. Class A	4,410	$13,754
WuXi AppTec Co. Ltd. Class A	5,032	51,624
WuXi AppTec Co. Ltd. Class H	17,556	178,629
Wuxi Autowell Technology Co. Ltd. Class A	688	8,779
†Wuxi Biologics Cayman, Inc.	183,000	693,706
XCMG Construction Machinery Co. Ltd. Class A	27,800	21,402
Xiamen C & D, Inc. Class A	6,800	9,233
Xiamen Faratronic Co. Ltd. Class A	500	6,528
Xiamen Tungsten Co. Ltd. Class A	3,300	7,994
†Xiaomi Corp. Class B	733,800	1,466,002
Xinjiang Daqo New Energy Co. Ltd. Class A	2,066	8,614
Xinyi Solar Holdings Ltd.	236,546	138,138
†XPeng, Inc. Class A	45,800	332,568
Xtep International Holdings Ltd.	74,500	42,075
Yadea Group Holdings Ltd.	58,000	101,909
Yangzhou Yangjie Electronic Technology Co. Ltd. Class A	1,100	5,692
Yankuang Energy Group Co. Ltd. Class A	8,250	23,044
Yankuang Energy Group Co. Ltd. Class H	110,000	209,054
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	2,100	8,323
Yealink Network Technology Corp. Ltd. Class A	2,590	10,791
Yifeng Pharmacy Chain Co. Ltd. Class A	2,153	12,155
Yihai Kerry Arawana Holdings Co. Ltd. Class A	2,992	14,082
Yintai Gold Co. Ltd. Class A	6,680	14,128
YongXing Special Materials Technology Co. Ltd. Class A	1,170	8,613
Yonyou Network Technology Co. Ltd. Class A	7,340	18,412
Youngor Fashion Co. Ltd. Class A	11,200	10,344
YTO Express Group Co. Ltd. Class A	7,600	13,170
LVIP SSGA Emerging Markets Equity Index Fund-17

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Yuan Longping High-tech Agriculture Co. Ltd. Class A	3,000	$5,964
Yuexiu Property Co. Ltd.	76,220	62,081
Yum China Holdings, Inc.	19,800	840,114
Yunda Holding Co. Ltd. Class A	6,330	6,658
Yunnan Aluminium Co. Ltd. Class A	7,800	13,440
Yunnan Baiyao Group Co. Ltd. Class A	3,780	26,196
Yunnan Botanee Bio-Technology Group Co. Ltd. Class A	600	5,767
Yunnan Energy New Material Co. Ltd. Class A	1,900	15,222
Yunnan Tin Co. Ltd. Class A	3,900	7,875
Yunnan Yuntianhua Co. Ltd. Class A	4,200	9,238
Yutong Bus Co. Ltd. Class A	2,500	4,671
†Zai Lab Ltd. ADR	4,721	129,025
Zangge Mining Co. Ltd. Class A	3,500	12,505
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	1,200	40,945
Zhaojin Mining Industry Co. Ltd. Class H	66,000	82,072
Zhefu Holding Group Co. Ltd. Class A	13,300	6,376
†Zhejiang Century Huatong Group Co. Ltd. Class A	16,340	11,888
Zhejiang China Commodities City Group Co. Ltd. Class A	13,100	13,521
Zhejiang Chint Electrics Co. Ltd. Class A	4,700	14,255
Zhejiang Dahua Technology Co. Ltd. Class A	6,600	17,170
Zhejiang Dingli Machinery Co. Ltd. Class A	1,140	8,225
Zhejiang Expressway Co. Ltd. Class H	96,600	64,454
Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	3,320	6,867
Zhejiang Huayou Cobalt Co. Ltd. Class A	3,360	15,601
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	2,800	17,407
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. Class A	1,800	6,145
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Zhejiang Juhua Co. Ltd. Class A	6,100	$14,183
†Zhejiang Leapmotor Technology Co. Ltd.	23,100	105,612
Zhejiang NHU Co. Ltd. Class A	6,764	16,175
Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	3,000	12,436
Zhejiang Supor Co. Ltd. Class A	1,200	8,969
Zhejiang Weiming Environment Protection Co. Ltd. Class A	3,900	8,798
Zhejiang Weixing New Building Materials Co. Ltd. Class A	3,600	7,345
†Zhejiang Zheneng Electric Power Co. Ltd. Class A	10,400	6,760
Zheshang Securities Co. Ltd. Class A	8,400	12,353
†ZhongAn Online P&C Insurance Co. Ltd. Class H	34,000	77,679
Zhongji Innolight Co. Ltd. Class A	1,800	28,657
Zhongjin Gold Corp. Ltd. Class A	4,100	5,758
Zhongsheng Group Holdings Ltd.	38,500	92,102
Zhongtai Securities Co. Ltd. Class A	12,500	12,091
Zhuzhou CRRC Times Electric Co. Ltd. Class A	1,228	6,290
Zhuzhou CRRC Times Electric Co. Ltd. Class H	24,800	70,825
Zhuzhou Kibing Group Co. Ltd. Class A	5,810	5,603
Zijin Mining Group Co. Ltd. Class A	38,000	66,761
Zijin Mining Group Co. Ltd. Class H	264,000	430,054
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	16,000	14,732
ZTE Corp. Class A	8,500	31,736
ZTE Corp. Class H	36,200	80,851
ZTO Express Cayman, Inc. ADR	20,800	442,624
		78,975,366
Colombia–0.05%
Bancolombia SA	12,211	104,611
Interconexion Electrica SA ESP	21,164	84,396
		189,007
LVIP SSGA Emerging Markets Equity Index Fund-18

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Czech Republic–0.15%
CEZ AS	7,827	$335,462
Komercni Banka AS	3,650	118,246
Moneta Money Bank AS	15,784	66,061
		519,769
Egypt–0.11%
Commercial International Bank - Egypt (CIB)	122,860	289,824
Eastern Co. SAE	54,355	49,337
†EFG Holding S.A.E.	48,545	26,168
		365,329
Greece–0.47%
†Alpha Services & Holdings SA	107,670	182,929
†Eurobank Ergasias Services & Holdings SA Class A	125,576	223,194
Hellenic Telecommunications Organization SA	9,229	131,430
Jumbo SA	5,578	154,685
Motor Oil Hellas Corinth Refineries SA	3,238	84,932
Mytilineos SA	4,643	188,111
†National Bank of Greece SA	36,405	252,791
OPAP SA	8,920	151,352
†Piraeus Financial Holdings SA	33,107	116,955
†Public Power Corp. SA	10,090	124,309
		1,610,688
Hong Kong–1.72%
†Alibaba Health Information Technology Ltd.	262,000	142,266
Bank of Communications Co. Ltd. Class H	424,000	264,440
Beijing Enterprises Holdings Ltd.	24,000	83,448
BOC Aviation Ltd.	9,900	75,691
Bosideng International Holdings Ltd.	184,000	82,710
Brilliance China Automotive Holdings Ltd.	134,000	74,649
China Cinda Asset Management Co. Ltd. Class H	446,000	44,551
China Construction Bank Corp. Class H	4,611,000	2,745,873
China Gas Holdings Ltd.	130,800	129,150
China Merchants Port Holdings Co. Ltd.	67,740	92,304
China Minsheng Banking Corp. Ltd. Class H	319,500	108,430
China National Building Material Co. Ltd. Class H	186,000	79,559
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
China Railway Group Ltd. Class H	202,000	$90,025
China Resources Gas Group Ltd.	44,600	146,220
China State Construction International Holdings Ltd.	96,000	111,017
China Traditional Chinese Medicine Holdings Co. Ltd.	142,000	71,468
Chow Tai Fook Jewellery Group Ltd.	96,400	143,455
Dongfeng Motor Group Co. Ltd. Class H	124,000	61,774
Geely Automobile Holdings Ltd.	293,000	322,324
Guangdong Investment Ltd.	142,000	103,293
Guangzhou Automobile Group Co. Ltd. Class H	140,000	65,083
Kingboard Holdings Ltd.	31,500	75,356
Kingboard Laminates Holdings Ltd.	47,500	40,879
†Microport Scientific Corp.	37,958	40,931
†Nine Dragons Paper Holdings Ltd.	83,000	40,923
Orient Overseas International Ltd.	6,500	90,734
Postal Savings Bank of China Co. Ltd. Class H	384,000	183,431
Sino Biopharmaceutical Ltd.	500,000	222,194
Sinopharm Group Co. Ltd. Class H	64,800	169,707
Vinda International Holdings Ltd.	12,000	34,962
		5,936,847
Hungary–0.25%
MOL Hungarian Oil & Gas PLC	22,000	179,215
OTP Bank Nyrt	11,557	526,358
Richter Gedeon Nyrt	6,749	170,226
		875,799
India–16.47%
ABB India Ltd.	2,550	143,256
Adani Enterprises Ltd.	8,273	283,239
†Adani Green Energy Ltd.	15,297	293,573
Adani Ports & Special Economic Zone Ltd.	25,569	314,751
†Adani Power Ltd.	37,257	235,124
Ambuja Cements Ltd.	28,711	179,725
APL Apollo Tubes Ltd.	7,677	141,780
Apollo Hospitals Enterprise Ltd.	4,879	334,444
LVIP SSGA Emerging Markets Equity Index Fund-19

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Ashok Leyland Ltd.	63,458	$138,448
Asian Paints Ltd.	18,646	762,388
Astral Ltd.	5,339	122,389
AU Small Finance Bank Ltd.	7,937	75,103
Aurobindo Pharma Ltd.	12,713	165,608
†Avenue Supermarts Ltd.	7,892	387,199
Axis Bank Ltd.	109,071	1,444,821
Bajaj Auto Ltd.	3,285	268,333
Bajaj Finance Ltd.	13,027	1,147,149
Bajaj Finserv Ltd.	18,521	375,211
Bajaj Holdings & Investment Ltd.	1,283	118,328
Balkrishna Industries Ltd.	3,717	114,732
Bandhan Bank Ltd.	36,207	105,035
Bank of Baroda	49,720	138,082
Berger Paints India Ltd.	13,972	101,524
Bharat Electronics Ltd.	177,142	392,117
Bharat Forge Ltd.	12,351	183,802
Bharat Petroleum Corp. Ltd.	36,652	198,491
Bharti Airtel Ltd.	108,711	1,348,473
Britannia Industries Ltd.	5,253	336,998
CG Power & Industrial Solutions Ltd.	29,428	160,696
Cholamandalam Investment & Finance Co. Ltd.	19,917	301,530
Cipla Ltd.	25,461	381,332
Coal India Ltd.	74,665	337,373
Colgate-Palmolive India Ltd.	5,901	179,391
Container Corp. of India Ltd.	13,181	136,168
Cummins India Ltd.	6,211	146,587
Dabur India Ltd.	29,974	200,706
Divi's Laboratories Ltd.	5,783	271,304
DLF Ltd.	29,936	261,321
Dr Reddy's Laboratories Ltd.	5,251	365,862
Eicher Motors Ltd.	6,630	330,131
GAIL India Ltd.	111,085	216,393
Godrej Consumer Products Ltd.	19,799	269,146
†Godrej Properties Ltd.	6,024	145,750
Grasim Industries Ltd.	12,766	327,504
Havells India Ltd.	12,105	198,994
HCL Technologies Ltd.	46,067	811,631
HDFC Asset Management Co. Ltd.	3,625	139,618
HDFC Bank Ltd.	134,466	2,761,996
HDFC Life Insurance Co. Ltd.	46,926	364,688
Hero MotoCorp Ltd.	5,313	264,300
Hindalco Industries Ltd.	59,704	441,141
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Hindustan Aeronautics Ltd.	9,400	$316,746
†Hindustan Petroleum Corp. Ltd.	27,208	130,426
Hindustan Unilever Ltd.	39,307	1,258,348
ICICI Bank Ltd.	248,520	2,976,371
ICICI Lombard General Insurance Co. Ltd.	11,631	198,491
ICICI Prudential Life Insurance Co. Ltd.	17,279	111,059
†IDFC First Bank Ltd.	148,880	159,053
Indian Hotels Co. Ltd.	41,205	217,058
Indian Oil Corp. Ltd.	136,272	212,644
Indian Railway Catering & Tourism Corp. Ltd.	11,498	122,630
Indraprastha Gas Ltd.	15,014	75,482
IndusInd Bank Ltd.	13,450	258,441
Info Edge India Ltd.	3,428	211,749
Infosys Ltd.	159,195	2,951,699
†InterGlobe Aviation Ltd.	6,523	232,586
ITC Ltd.	145,171	806,159
Jindal Steel & Power Ltd.	17,190	154,540
†Jio Financial Services Ltd.	147,756	413,631
JSW Steel Ltd.	29,271	309,634
Jubilant Foodworks Ltd.	19,032	129,234
Kotak Mahindra Bank Ltd.	52,224	1,197,502
Larsen & Toubro Ltd.	32,188	1,363,896
LTIMindtree Ltd.	4,300	325,286
Lupin Ltd.	9,867	156,868
Macrotech Developers Ltd.	10,979	135,044
Mahindra & Mahindra Ltd.	44,474	924,286
Marico Ltd.	24,952	164,470
Maruti Suzuki India Ltd.	6,481	802,386
Max Healthcare Institute Ltd.	37,645	310,452
Mphasis Ltd.	3,615	119,021
MRF Ltd.	92	143,261
Muthoot Finance Ltd.	5,765	102,277
Nestle India Ltd.	1,639	523,533
NTPC Ltd.	212,077	792,991
Oil & Natural Gas Corp. Ltd.	152,577	375,970
†One 97 Communications Ltd.	10,064	76,852
Page Industries Ltd.	295	136,531
Persistent Systems Ltd.	2,318	205,839
Petronet LNG Ltd.	35,868	95,970
PI Industries Ltd.	4,068	171,879
Pidilite Industries Ltd.	7,378	240,730
Polycab India Ltd.	2,060	135,780
Power Finance Corp. Ltd.	69,649	320,232
Power Grid Corp. of India Ltd.	225,971	644,128
REC Ltd.	55,919	277,432
Reliance Industries Ltd.	146,094	4,538,261
LVIP SSGA Emerging Markets Equity Index Fund-20

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Samvardhana Motherson International Ltd.	108,172	$132,528
SBI Cards & Payment Services Ltd.	13,409	122,409
SBI Life Insurance Co. Ltd.	21,851	376,185
Shree Cement Ltd.	435	149,785
Shriram Finance Ltd.	13,638	336,518
Siemens Ltd.	4,298	207,876
Sona Blw Precision Forgings Ltd.	19,735	152,850
SRF Ltd.	7,166	213,502
State Bank of India	86,746	669,304
Sun Pharmaceutical Industries Ltd.	46,652	706,084
Supreme Industries Ltd.	3,101	169,295
†Suzlon Energy Ltd.	410,669	188,521
Tata Communications Ltd.	5,164	109,860
Tata Consultancy Services Ltd.	43,320	1,974,795
Tata Consumer Products Ltd.	27,016	352,838
Tata Elxsi Ltd.	1,653	173,883
Tata Motors Ltd.	80,730	756,670
Tata Motors Ltd. Class A	20,811	129,872
Tata Power Co. Ltd.	69,540	277,571
Tata Steel Ltd.	356,213	597,586
Tech Mahindra Ltd.	26,007	397,744
Titan Co. Ltd.	17,263	762,486
Torrent Pharmaceuticals Ltd.	4,883	135,290
Trent Ltd.	8,781	322,369
Tube Investments of India Ltd.	5,138	218,678
TVS Motor Co. Ltd.	11,470	279,232
UltraTech Cement Ltd.	5,612	708,334
United Spirits Ltd.	14,050	188,723
UPL Ltd.	21,704	153,168
Varun Beverages Ltd.	22,025	327,382
Vedanta Ltd.	35,688	110,885
Wipro Ltd.	63,231	358,123
†Yes Bank Ltd.	623,324	160,674
†Zomato Ltd.	243,328	361,715
		56,673,278
Indonesia–1.86%
Adaro Energy Indonesia Tbk. PT	691,300	106,858
†Amman Mineral Internasional PT	299,100	127,239
Aneka Tambang Tbk. PT	430,400	47,661
Astra International Tbk. PT	982,000	360,349
Bank Central Asia Tbk. PT	2,654,700	1,620,717
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Indonesia (continued)
Bank Mandiri Persero Tbk. PT	1,814,800	$713,096
Bank Negara Indonesia Persero Tbk. PT	721,800	251,976
Bank Rakyat Indonesia Persero Tbk. PT	3,258,959	1,211,765
Barito Pacific Tbk. PT	1,355,016	117,047
Charoen Pokphand Indonesia Tbk. PT	355,100	115,891
†GoTo Gojek Tokopedia Tbk. PT	40,070,700	223,815
Indah Kiat Pulp & Paper Tbk. PT	130,400	70,506
Indofood CBP Sukses Makmur Tbk. PT	111,300	76,443
Indofood Sukses Makmur Tbk. PT	210,000	87,972
Kalbe Farma Tbk. PT	1,012,200	105,842
†Merdeka Copper Gold Tbk. PT	418,885	73,455
Sarana Menara Nusantara Tbk. PT	967,800	62,228
Semen Indonesia Persero Tbk. PT	160,499	66,714
Sumber Alfaria Trijaya Tbk. PT	800,800	152,390
Telkom Indonesia Persero Tbk. PT	2,406,500	617,372
Unilever Indonesia Tbk. PT	391,800	89,826
United Tractors Tbk. PT	71,600	105,212
		6,404,374
Kuwait–0.74%
†Agility Public Warehousing Co. KSC	77,306	128,068
Boubyan Bank KSCP	66,771	130,391
Gulf Bank KSCP	102,214	93,481
Kuwait Finance House KSCP	387,406	915,401
Mabanee Co. KPSC	31,481	86,374
Mobile Telecommunications Co. KSCP	93,864	154,887
National Bank of Kuwait SAKP	359,774	1,046,828
		2,555,430
Luxembourg–0.05%
Reinet Investments SCA	6,613	168,542
		168,542
Malaysia–1.32%
AMMB Holdings Bhd.	78,800	68,768
Axiata Group Bhd.	131,061	67,884
CELCOMDIGI Bhd.	176,100	156,363
CIMB Group Holdings Bhd.	310,507	395,314
LVIP SSGA Emerging Markets Equity Index Fund-21

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Malaysia (continued)
Dialog Group Bhd.	161,500	$72,754
Gamuda Bhd.	89,178	89,081
Genting Bhd.	102,100	102,656
Genting Malaysia Bhd.	141,600	82,895
Hong Leong Bank Bhd.	31,300	128,742
IHH Healthcare Bhd.	100,000	131,230
Inari Amertron Bhd.	124,800	81,751
IOI Corp. Bhd.	120,600	103,146
Kuala Lumpur Kepong Bhd.	24,596	116,798
Malayan Banking Bhd.	263,470	509,738
Malaysia Airports Holdings Bhd.	34,320	54,972
Maxis Bhd.	112,600	94,344
MISC Bhd.	64,200	101,854
MR DIY Group M Bhd.	119,950	37,851
Nestle Malaysia Bhd.	3,600	92,135
Petronas Chemicals Group Bhd.	135,400	210,982
Petronas Dagangan Bhd.	15,400	73,196
Petronas Gas Bhd.	39,800	150,712
PPB Group Bhd.	30,700	96,743
Press Metal Aluminium Holdings Bhd.	179,100	187,480
Public Bank Bhd.	707,600	660,632
QL Resources Bhd.	52,000	64,618
RHB Bank Bhd.	71,817	85,180
Sime Darby Bhd.	139,300	71,242
Sime Darby Plantation Bhd.	99,387	96,467
Telekom Malaysia Bhd.	58,659	70,850
Tenaga Nasional Bhd.	126,100	275,526
		4,531,904
Mexico–2.70%
Alfa SAB de CV Class A	150,100	120,126
America Movil SAB de CV	898,200	832,558
Arca Continental SAB de CV	25,300	275,587
Banco del Bajio SA	37,200	124,212
†Cemex SAB de CV	736,200	572,711
Coca-Cola Femsa SAB de CV	25,400	241,166
Fibra Uno Administracion SA de CV	140,100	251,637
Fomento Economico Mexicano SAB de CV	93,000	1,212,872
Gruma SAB de CV Class B	8,925	163,326
Grupo Aeroportuario del Centro Norte SAB de CV	13,000	137,487
Grupo Aeroportuario del Pacifico SAB de CV Class B	19,000	333,264
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mexico (continued)
Grupo Aeroportuario del Sureste SAB de CV Class B	9,375	$275,486
Grupo Bimbo SAB de CV	64,400	325,622
Grupo Carso SAB de CV	25,817	287,680
Grupo Financiero Banorte SAB de CV Class O	124,000	1,249,420
†Grupo Financiero Inbursa SAB de CV Class O	88,800	243,218
Grupo Mexico SAB de CV	151,400	841,478
†Industrias Penoles SAB de CV	9,560	139,456
Kimberly-Clark de Mexico SAB de CV Class A	73,300	164,246
Operadora De Sites Mexicanos SAB de CV Class A1	66,500	93,243
Orbia Advance Corp. SAB de CV	48,100	106,477
Prologis Property Mexico SA de CV	31,800	150,751
Promotora y Operadora de Infraestructura SAB de CV	9,090	98,100
Wal-Mart de Mexico SAB de CV	250,200	1,051,868
		9,291,991
Netherlands–0.05%
NEPI Rockcastle NV	22,956	158,599
		158,599
Peru–0.29%
Cia de Minas Buenaventura SAA ADR	10,300	156,972
Credicorp Ltd.	3,300	494,769
Southern Copper Corp.	4,100	352,887
		1,004,628
Philippines–0.61%
Aboitiz Equity Ventures, Inc.	80,490	64,828
Ayala Corp.	11,940	146,838
Ayala Land, Inc.	324,900	202,127
Bank of the Philippine Islands	95,538	179,085
BDO Unibank, Inc.	114,794	270,530
International Container Terminal Services, Inc.	49,080	218,744
JG Summit Holdings, Inc.	125,920	86,751
Jollibee Foods Corp.	21,410	97,200
Manila Electric Co.	13,490	97,201
Metropolitan Bank & Trust Co.	85,964	79,638
PLDT, Inc.	3,615	83,496
SM Investments Corp.	11,800	185,817
LVIP SSGA Emerging Markets Equity Index Fund-22

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Philippines (continued)
SM Prime Holdings, Inc.	489,700	$290,946
Universal Robina Corp.	41,680	88,968
		2,092,169
Poland–0.95%
†Allegro.eu SA	23,736	201,030
Bank Polska Kasa Opieki SA	8,902	343,999
Budimex SA	559	88,934
CD Projekt SA	3,104	90,720
†Cyfrowy Polsat SA	12,789	40,076
†Dino Polska SA	2,374	277,959
KGHM Polska Miedz SA	6,760	210,802
LPP SA	54	222,189
†mBank SA	754	102,520
ORLEN SA	28,179	469,083
†PGE Polska Grupa Energetyczna SA	42,795	94,383
†Powszechna Kasa Oszczednosci Bank Polski SA	42,486	543,337
Powszechny Zaklad Ubezpieczen SA	29,310	352,115
Santander Bank Polska SA	1,729	215,227
		3,252,374
Qatar–0.88%
Barwa Real Estate Co.	108,131	85,486
Commercial Bank PSQC	156,686	256,051
Dukhan Bank	87,757	96,282
Industries Qatar QSC	73,252	259,149
Masraf Al Rayan QSC	269,423	191,800
Mesaieed Petrochemical Holding Co.	210,658	102,407
Ooredoo QPSC	38,432	115,053
Qatar Electricity & Water Co. QSC	21,100	104,805
Qatar Fuel QSC	28,711	128,800
Qatar Gas Transport Co. Ltd.	119,816	113,818
Qatar International Islamic Bank QSC	47,354	137,081
Qatar Islamic Bank SAQ	80,277	460,805
Qatar National Bank QPSC	220,451	971,331
		3,022,868
Republic of Korea–12.08%
†Amorepacific Corp.	1,410	158,173
†Celltrion Pharm, Inc.	1,002	71,492
Celltrion, Inc.	7,664	1,196,748
CJ CheilJedang Corp.	397	99,641
†CosmoAM&T Co. Ltd.	1,165	132,105
Coway Co. Ltd.	2,657	117,518
DB Insurance Co. Ltd.	2,218	143,645
Doosan Bobcat, Inc.	2,816	109,692
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
†Doosan Enerbility Co. Ltd.	21,698	$266,585
†Ecopro BM Co. Ltd.	2,374	526,509
†Ecopro Co. Ltd.	970	483,328
F&F Co. Ltd.	817	56,395
GS Holdings Corp.	2,214	70,094
Hana Financial Group, Inc.	13,847	464,492
Hankook Tire & Technology Co. Ltd.	3,573	125,580
Hanmi Pharm Co. Ltd.	336	91,666
†Hanmi Semiconductor Co. Ltd.	2,103	99,924
Hanon Systems	8,806	49,604
Hanwha Aerospace Co. Ltd.	1,710	164,964
†Hanwha Ocean Co. Ltd.	2,886	56,004
†Hanwha Solutions Corp.	4,957	150,662
HD Hyundai Co. Ltd.	2,082	102,049
HD Hyundai Heavy Industries Co. Ltd.	1,002	99,955
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	2,048	191,549
†HLB, Inc.	5,586	218,849
HMM Co. Ltd.	11,789	178,854
Hotel Shilla Co. Ltd.	1,498	75,800
HYBE Co. Ltd.	1,004	181,291
Hyundai Engineering & Construction Co. Ltd.	3,739	100,929
Hyundai Glovis Co. Ltd.	902	133,653
Hyundai Mipo Dockyard Co. Ltd.	1,221	80,121
Hyundai Mobis Co. Ltd.	2,977	545,425
Hyundai Motor Co.	6,562	1,032,235
Hyundai Steel Co.	4,166	117,406
†Industrial Bank of Korea	13,418	123,332
JYP Entertainment Corp.	1,432	112,147
†Kakao Corp.	15,108	633,776
†KakaoBank Corp.	8,257	181,817
†Kakaopay Corp.	1,399	53,189
Kangwon Land, Inc.	4,922	60,994
KB Financial Group, Inc.	18,265	762,048
Kia Corp.	12,458	963,418
Korea Aerospace Industries Ltd.	3,517	136,151
Korea Electric Power Corp.	12,390	181,499
Korea Investment Holdings Co. Ltd.	2,000	94,727
Korea Zinc Co. Ltd.	403	155,127
†Korean Air Lines Co. Ltd.	8,873	163,929
†Krafton, Inc.	1,403	210,165
KT Corp.	3,117	83,110
KT&G Corp.	4,994	336,436
†Kum Yang Co. Ltd.	1,454	121,961
LVIP SSGA Emerging Markets Equity Index Fund-23

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
Kumho Petrochemical Co. Ltd.	841	$86,364
L&F Co. Ltd.	1,222	191,811
LG Chem Ltd.	2,358	906,942
LG Corp.	4,573	303,895
LG Display Co. Ltd.	11,176	110,035
LG Electronics, Inc.	5,163	406,007
†LG Energy Solution Ltd.	2,230	735,934
LG H&H Co. Ltd.	450	123,609
LG Innotek Co. Ltd.	683	126,505
LG Uplus Corp.	10,222	81,068
Lotte Chemical Corp.	923	109,359
†Meritz Financial Group, Inc.	5,034	230,313
Mirae Asset Securities Co. Ltd.	12,989	76,703
NAVER Corp.	6,266	1,084,145
NCSoft Corp.	687	127,776
†Netmarble Corp.	1,081	48,505
NH Investment & Securities Co. Ltd.	7,067	56,522
Orion Corp.	1,139	102,214
†Pearl Abyss Corp.	1,515	45,355
Posco DX Co. Ltd.	2,409	137,734
POSCO Future M Co. Ltd.	1,502	414,818
POSCO Holdings, Inc.	3,437	1,321,494
Posco International Corp.	2,535	121,864
†Samsung Biologics Co. Ltd.	864	508,274
Samsung C&T Corp.	4,051	406,349
Samsung Electro-Mechanics Co. Ltd.	2,714	321,546
Samsung Electronics Co. Ltd.	229,406	13,924,208
†Samsung Engineering Co. Ltd.	7,556	169,264
Samsung Fire & Marine Insurance Co. Ltd.	1,492	303,974
†Samsung Heavy Industries Co. Ltd.	31,868	191,028
Samsung Life Insurance Co. Ltd.	3,868	206,935
Samsung SDI Co. Ltd.	2,625	955,738
Samsung SDS Co. Ltd.	1,871	246,052
Samsung Securities Co. Ltd.	2,991	89,103
Shinhan Financial Group Co. Ltd.	20,828	645,743
†SK Biopharmaceuticals Co. Ltd.	1,503	116,711
†SK Bioscience Co. Ltd.	1,303	72,587
SK Hynix, Inc.	26,174	2,856,576
†SK IE Technology Co. Ltd.	1,184	72,040
†SK Innovation Co. Ltd.	2,888	312,533
†SK Square Co. Ltd.	4,782	194,343
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
SK Telecom Co. Ltd.	2,465	$95,765
SK, Inc.	1,770	243,639
SKC Co. Ltd.	898	62,794
S-Oil Corp.	2,163	116,473
Woori Financial Group, Inc.	29,667	298,599
Yuhan Corp.	2,709	144,435
		41,570,444
Russia–0.00%
=†πAlrosa PJSC	238,813	0
=†πGazprom PJSC	958,422	0
=†πGazprom PJSC ADR	40,705	0
=†πInter RAO UES PJSC	3,556,000	0
=†πLUKOIL PJSC	39,222	0
=†πMMC Norilsk Nickel PJSC	5,959	0
=†πMobile TeleSystems PJSC ADR	41,500	0
=†πMoscow Exchange MICEX-Rates PJSC	149,010	0
=†πNovatek PJSC GDR	8,045	0
=†πNovolipetsk Steel PJSC	139,160	0
=†πPhosAgro PJSC	80	0
=†πPhosAgro PJSC GDR	12,445	0
=†πPolyus PJSC	3,172	0
=†πRosneft Oil Co. PJSC	109,202	0
=†πSberbank of Russia PJSC	1,018,280	0
=†πSeverstal PAO	19,447	0
=†πSurgutneftegas PJSC	697,800	0
=†πTatneft PJSC	132,700	0
=†πTCS Group Holding PLC GDR	11,419	0
=†πVK IPJSC GDR	12,642	0
=†πVTB Bank PJSC	292,180,000	0
=†πX5 Retail Group NV GDR	11,224	0
=†πYandex NV Class A	28,824	0
		0
Saudi Arabia–4.08%
ACWA Power Co.	4,656	319,103
Advanced Petrochemical Co.	6,050	63,604
Al Rajhi Bank	93,872	2,176,517
Alinma Bank	47,582	491,343
Almarai Co. JSC	12,072	180,919
Arab National Bank	32,476	219,538
Arabian Internet & Communications Services Co.	1,150	106,106
Bank AlBilad	23,715	283,932
†Bank Al-Jazira	19,230	95,836
Banque Saudi Fransi	28,620	305,152
Bupa Arabia for Cooperative Insurance Co.	3,626	206,150
LVIP SSGA Emerging Markets Equity Index Fund-24

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Saudi Arabia (continued)
Co. for Cooperative Insurance	2,971	$103,312
Dallah Healthcare Co.	1,628	74,497
†Dar Al Arkan Real Estate Development Co.	25,383	94,154
Dr Sulaiman Al Habib Medical Services Group Co.	4,240	320,905
Elm Co.	1,161	252,210
Etihad Etisalat Co.	18,260	240,545
Jarir Marketing Co.	28,238	117,750
Mobile Telecommunications Co. Saudi Arabia	21,049	79,257
Mouwasat Medical Services Co.	4,720	140,644
Nahdi Medical Co.	1,855	67,731
†National Industrialization Co.	16,616	54,481
Power & Water Utility Co. for Jubail & Yanbu	3,131	52,313
†Rabigh Refining & Petrochemical Co.	21,264	59,041
Riyad Bank	71,413	543,350
SABIC Agri-Nutrients Co.	11,321	416,982
Sahara International Petrochemical Co.	17,324	157,134
†Saudi Arabian Mining Co.	62,802	737,725
Saudi Arabian Oil Co.	127,204	1,119,923
Saudi Aramco Base Oil Co.	2,423	91,370
Saudi Awwal Bank	48,890	489,899
Saudi Basic Industries Corp.	42,952	953,467
Saudi Electricity Co.	40,262	203,517
Saudi Industrial Investment Group	17,761	105,029
Saudi Investment Bank	23,475	99,487
†Saudi Kayan Petrochemical Co.	35,261	102,063
Saudi National Bank	140,585	1,449,881
†Saudi Research & Media Group	1,714	78,082
Saudi Tadawul Group Holding Co.	2,304	112,767
Saudi Telecom Co.	95,480	1,030,629
Savola Group	12,590	125,396
Yanbu National Petrochemical Co.	13,273	134,383
		14,056,124
Singapore–0.02%
JOYY, Inc. ADR	1,700	67,490
		67,490
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
South Africa–2.82%
Absa Group Ltd.	41,141	$368,194
Anglo American Platinum Ltd.	3,184	167,794
Aspen Pharmacare Holdings Ltd.	18,310	203,695
Bid Corp. Ltd.	16,274	379,571
Bidvest Group Ltd.	13,985	192,881
Capitec Bank Holdings Ltd.	4,227	468,248
Clicks Group Ltd.	11,692	208,184
Discovery Ltd.	26,013	204,321
Exxaro Resources Ltd.	11,759	131,446
FirstRand Ltd.	240,829	967,792
Gold Fields Ltd.	43,415	659,277
Harmony Gold Mining Co. Ltd.	26,754	174,908
Impala Platinum Holdings Ltd.	41,812	208,620
Kumba Iron Ore Ltd.	3,082	103,581
MTN Group Ltd.	82,315	519,742
Naspers Ltd. Class N	8,922	1,525,653
Nedbank Group Ltd.	21,284	251,592
Northam Platinum Holdings Ltd.	18,103	138,975
Old Mutual Ltd.	234,917	167,720
OUTsurance Group Ltd.	40,373	93,139
Pepkor Holdings Ltd.	96,649	103,716
Remgro Ltd.	23,322	207,154
Sanlam Ltd.	85,441	340,036
Sasol Ltd.	27,685	280,429
Shoprite Holdings Ltd.	24,374	366,493
Sibanye Stillwater Ltd.	136,558	185,885
Standard Bank Group Ltd.	65,171	741,401
Vodacom Group Ltd.	30,098	174,410
Woolworths Holdings Ltd.	45,349	178,991
		9,713,848
Taiwan–15.72%
Accton Technology Corp.	24,000	408,987
Acer, Inc.	140,000	245,418
Advantech Co. Ltd.	22,951	278,189
Airtac International Group	6,696	220,360
Alchip Technologies Ltd.	3,000	320,132
ASE Technology Holding Co. Ltd.	149,000	655,415
Asia Cement Corp.	111,000	149,914
Asustek Computer, Inc.	34,000	542,285
AUO Corp.	316,000	186,879
Catcher Technology Co. Ltd.	28,000	176,993
Cathay Financial Holding Co. Ltd.	463,154	690,419
Chailease Holding Co. Ltd.	74,569	468,934
Chang Hwa Commercial Bank Ltd.	261,366	152,440
LVIP SSGA Emerging Markets Equity Index Fund-25

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Cheng Shin Rubber Industry Co. Ltd.	94,000	$137,521
China Airlines Ltd.	138,000	97,349
†China Development Financial Holding Corp.	775,048	316,934
China Steel Corp.	573,000	504,097
Chunghwa Telecom Co. Ltd.	185,000	723,351
Compal Electronics, Inc.	202,000	262,286
CTBC Financial Holding Co. Ltd.	857,000	791,644
Delta Electronics, Inc.	93,000	949,985
E Ink Holdings, Inc.	41,000	263,176
E.Sun Financial Holding Co. Ltd.	683,869	574,895
Eclat Textile Co. Ltd.	9,000	164,807
eMemory Technology, Inc.	3,000	239,488
Eva Airways Corp.	124,000	127,069
Evergreen Marine Corp. Taiwan Ltd.	48,986	229,045
Far Eastern New Century Corp.	142,000	144,357
Far EasTone Telecommunications Co. Ltd.	77,000	200,212
Feng TAY Enterprise Co. Ltd.	24,193	137,951
First Financial Holding Co. Ltd.	529,436	472,672
Formosa Chemicals & Fibre Corp.	171,000	347,120
Formosa Petrochemical Corp.	55,000	144,621
Formosa Plastics Corp.	185,000	477,412
Fubon Financial Holding Co. Ltd.	379,520	801,320
Giant Manufacturing Co. Ltd.	14,580	87,412
Gigabyte Technology Co. Ltd.	25,000	216,679
Global Unichip Corp.	4,000	226,780
Globalwafers Co. Ltd.	10,000	191,264
Hon Hai Precision Industry Co. Ltd.	598,000	2,036,168
Hotai Motor Co. Ltd.	14,320	330,815
Hua Nan Financial Holdings Co. Ltd.	429,880	313,055
Innolux Corp.	416,012	193,838
Inventec Corp.	130,000	223,652
Largan Precision Co. Ltd.	5,000	467,571
Lite-On Technology Corp.	98,000	373,601
MediaTek, Inc.	73,000	2,414,265
Mega Financial Holding Co. Ltd.	546,756	698,354
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Micro-Star International Co. Ltd.	35,000	$232,645
momo.com, Inc.	3,960	65,676
Nan Ya Plastics Corp.	231,000	500,530
Nan Ya Printed Circuit Board Corp.	11,000	90,142
Nanya Technology Corp.	60,000	152,490
Nien Made Enterprise Co. Ltd.	8,000	92,015
Novatek Microelectronics Corp.	28,000	471,677
Pegatron Corp.	97,000	275,919
†PharmaEssentia Corp.	11,000	124,012
Pou Chen Corp.	106,000	106,724
Powerchip Semiconductor Manufacturing Corp.	147,000	141,058
President Chain Store Corp.	28,000	245,874
Quanta Computer, Inc.	129,000	943,631
Realtek Semiconductor Corp.	24,000	368,713
Ruentex Development Co. Ltd.	74,295	91,385
Shanghai Commercial & Savings Bank Ltd.	186,190	283,922
†Shin Kong Financial Holding Co. Ltd.	633,764	182,754
SinoPac Financial Holdings Co. Ltd.	509,572	327,090
Synnex Technology International Corp.	60,000	137,241
Taishin Financial Holding Co. Ltd.	544,618	321,193
Taiwan Business Bank	296,800	132,489
Taiwan Cement Corp.	312,050	354,342
Taiwan Cooperative Financial Holding Co. Ltd.	499,566	434,610
Taiwan High Speed Rail Corp.	94,000	94,029
Taiwan Mobile Co. Ltd.	84,000	269,869
Taiwan Semiconductor Manufacturing Co. Ltd.	1,184,000	22,877,177
Unimicron Technology Corp.	67,000	384,223
Uni-President Enterprises Corp.	235,000	570,453
United Microelectronics Corp.	537,000	920,356
Vanguard International Semiconductor Corp.	43,000	114,188
Voltronic Power Technology Corp.	3,000	167,153
Walsin Lihwa Corp.	139,548	175,739
Wan Hai Lines Ltd.	37,190	66,648
LVIP SSGA Emerging Markets Equity Index Fund-26

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Winbond Electronics Corp.	149,472	$148,301
Wistron Corp.	127,000	408,016
Wiwynn Corp.	4,000	237,859
WPG Holdings Ltd.	77,000	204,728
Yageo Corp.	16,306	317,189
Yang Ming Marine Transport Corp.	84,000	140,408
Yuanta Financial Holding Co. Ltd.	493,008	443,363
Zhen Ding Technology Holding Ltd.	32,000	113,651
		54,106,613
Thailand–1.73%
Advanced Info Service PCL NVDR	57,693	366,604
Airports of Thailand PCL NVDR	208,029	363,866
Asset World Corp. PCL	405,873	42,332
Bangkok Dusit Medical Services PCL NVDR	539,984	438,525
Bangkok Expressway & Metro PCL NVDR	365,193	84,996
Banpu PCL NVDR	363,417	72,239
Berli Jucker PCL NVDR	54,285	39,711
BTS Group Holdings PCL NVDR	377,167	80,011
Bumrungrad Hospital PCL NVDR	28,765	186,902
Central Pattana PCL NVDR	97,503	199,625
Central Retail Corp. PCL	88,862	106,741
Charoen Pokphand Foods PCL NVDR	185,694	106,415
CP ALL PCL NVDR	283,544	464,488
CP Axtra PCL NVDR	101,000	79,815
Delta Electronics Thailand PCL	141,028	363,597
Delta Electronics Thailand PCL NVDR	10,200	26,219
Energy Absolute PCL NVDR	80,456	104,037
Global Power Synergy PCL NVDR	33,081	46,891
Gulf Energy Development PCL NVDR	141,614	184,315
Home Product Center PCL NVDR	283,700	97,130
Indorama Ventures PCL NVDR	79,757	63,588
Intouch Holdings PCL Class F	46,082	96,532
Kasikornbank PCL NVDR	28,413	112,244
Krung Thai Bank PCL NVDR	167,232	90,049
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand (continued)
Krungthai Card PCL NVDR	45,420	$57,781
Land & Houses PCL NVDR	400,070	95,446
Minor International PCL NVDR	157,913	136,283
Muangthai Capital PCL NVDR	37,649	49,485
Osotspa PCL NVDR	63,424	40,786
PTT Exploration & Production PCL NVDR	67,374	293,481
PTT Global Chemical PCL NVDR	108,258	121,835
PTT Oil & Retail Business PCL	134,762	75,411
PTT Oil & Retail Business PCL NVDR	8,282	4,627
PTT PCL NVDR	485,452	507,504
Ratch Group PCL NVDR	51,214	47,228
SCB X PCL NVDR	40,477	125,577
SCG Packaging PCL	65,025	68,583
Siam Cement PCL NVDR	37,825	338,726
Thai Oil PCL NVDR	58,704	92,012
TMBThanachart Bank PCL	538,100	26,328
True Corp. PCL NVDR	495,251	73,159
		5,971,124
Turkey–0.61%
Akbank TAS	150,469	186,473
Aselsan Elektronik Sanayi Ve Ticaret AS	65,587	100,109
BIM Birlesik Magazalar AS	22,036	224,893
†Eregli Demir ve Celik Fabrikalari TAS	67,037	93,269
Ford Otomotiv Sanayi AS	3,365	84,443
Haci Omer Sabanci Holding AS	48,919	100,349
†Hektas Ticaret TAS	58,259	39,737
KOC Holding AS	36,748	176,827
Koza Altin Isletmeleri AS	50,670	33,581
†Pegasus Hava Tasimaciligi AS	2,409	53,095
†Sasa Polyester Sanayi AS	50,584	62,550
Tofas Turk Otomobil Fabrikasi AS	5,917	42,166
†Turk Hava Yollari AO	26,700	207,122
Turkcell Iletisim Hizmetleri AS	58,138	110,678
Turkiye Is Bankasi AS Class C	168,294	133,407
Turkiye Petrol Rafinerileri AS	46,642	226,335
Turkiye Sise ve Cam Fabrikalari AS	66,235	102,987
Yapi ve Kredi Bankasi AS	166,295	110,266
		2,088,287
LVIP SSGA Emerging Markets Equity Index Fund-27

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Arab Emirates–1.24%
Abu Dhabi Commercial Bank PJSC	141,972	$354,858
Abu Dhabi Islamic Bank PJSC	70,245	193,555
Abu Dhabi National Oil Co. for Distribution PJSC	150,671	151,789
Aldar Properties PJSC	186,713	271,980
Americana Restaurants International PLC	121,387	103,449
Dubai Islamic Bank PJSC	140,079	218,161
Emaar Properties PJSC	322,198	694,795
Emirates NBD Bank PJSC	92,008	433,391
Emirates Telecommunications Group Co. PJSC	165,962	887,480
First Abu Dhabi Bank PJSC	210,622	800,567
†Multiply Group PJSC	195,031	168,865
		4,278,890
United Kingdom–0.13%
Anglogold Ashanti PLC	20,348	393,122
†Pepco Group NV	8,045	53,283
		446,405
United States–0.10%
†Legend Biotech Corp. ADR	3,400	204,578
Parade Technologies Ltd.	4,000	156,400
		360,978
Total Common Stock (Cost $266,390,129)		325,834,329
ΔPREFERRED STOCKS–2.39%
Brazil–1.57%
Banco Bradesco SA 9.93%	253,271	883,204
Centrais Eletricas Brasileiras SA 3.18%	12,100	117,107
Cia Energetica de Minas Gerais 11.24%	67,220	159,420
Companhia Paranaense de Energia	42,400	75,382
Gerdau SA 13.67%	56,025	271,104
Itau Unibanco Holding SA 3.70%	231,900	1,613,443
Itausa SA 5.41%	257,719	549,561
Petroleo Brasileiro SA 8.49%	227,900	1,738,833
		5,408,054
Chile–0.12%
Sociedad Quimica y Minera de Chile SA 7.90%	6,925	413,845
		413,845
	Number of Shares	Value (U.S. $)
ΔPREFERRED STOCKS (continued)
Colombia–0.05%
Bancolombia SA 11.82%	21,798	$167,876
		167,876
Republic of Korea–0.65%
Hyundai Motor Co. 2.63%	1,740	154,064
Hyundai Motor Co. 2.64%	1,096	96,397
LG Chem Ltd. 3.23%	367	88,078
Samsung Electronics Co. Ltd. 2.32%	39,399	1,898,500
		2,237,039
Russia–0.00%
=†πSurgutneftegas PJSC 1.45%	640,200	0
		0
Total Preferred Stocks (Cost $6,236,386)		8,226,814
ΔRIGHTS–0.00%
Brazil–0.00%
†Localiza Rent a Car S.A. expiration date 2/5/24	158	651
Total Rights (Cost $0)		651
ΔWARRANTS–0.00%
Thailand–0.00%
†BTS Group Holdings PCL exp 11/20/26 exercise price THB 14.9000	180,506	635
†BTS Group Holdings PCL exp 11/07/24 exercise price THB 11.9000	90,253	132
†Srisawad Corp. PCL exp 8/29/25 exercise price THB 100.0000	3,180	130
Total Warrants (Cost $0)		897

MONEY MARKET FUND–2.39%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	8,216,069	8,216,069
Total Money Market Fund (Cost $8,216,069)		8,216,069

LVIP SSGA Emerging Markets Equity Index Fund-28

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.45% (Cost $280,842,584)	$342,278,760
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.55%	1,884,762
NET ASSETS APPLICABLE TO 34,369,637 SHARES OUTSTANDING–100.00%	$344,163,522
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND STANDARD CLASS ($328,586,966 / 32,810,115 Shares)	$10.015
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND SERVICE CLASS ($15,576,556 / 1,559,522 Shares)	$9.988
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$359,490,932
Distributable earnings/(accumulated loss)	(15,327,410)
TOTAL NET ASSETS	$344,163,522

ΔSecurities have been classified by country of origin.
†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
πRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2023, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Alrosa PJSC	10/31/2018	$326,421	$0
Gazprom PJSC	10/31/2018	2,374,958	0
Gazprom PJSC ADR	10/31/2018	182,671	0
Inter RAO UES PJSC	10/31/2018	220,154	0
LUKOIL PJSC	10/31/2018	3,036,022	0
MMC Norilsk Nickel PJSC	10/31/2018	1,093,007	0
Mobile TeleSystems PJSC ADR	5/19/2021	329,452	0
Moscow Exchange MICEX-Rates PJSC	10/31/2018	222,248	0
Novatek PJSC GDR	2/17/2021	1,327,703	0
Novolipetsk Steel PJSC	10/31/2018	331,713	0
PhosAgro PJSC	4/26/2022	1,013	0
PhosAgro PJSC GDR	4/26/2022	157,510	0
Polyus PJSC	10/31/2018	243,731	0
Rosneft Oil Co. PJSC	10/31/2018	765,027	0
Sberbank of Russia PJSC	10/31/2018	3,026,893	0
Severstal PAO	10/31/2018	284,734	0
Surgutneftegas PJSC	10/31/2018	311,071	0
Surgutneftegas PJSC	10/31/2018	371,776	0
Tatneft PJSC	10/31/2018	1,490,294	0
TCS Group Holding PLC GDR	2/26/2021	594,556	0
VK IPJSC GDR	2/17/2021	330,604	0
VTB Bank PJSC	10/31/2018	165,967	0
X5 Retail Group NV GDR	2/17/2021	264,703	0
LVIP SSGA Emerging Markets Equity Index Fund-29

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
Restricted Securities (continued)
Investment	Date of Acquisition	Cost	Value
Yandex NV Class A	2/17/2021	$1,962,092	$0
Total		$19,414,320	$—

★Includes $208,583 cash collateral held at broker for futures contracts, $51,952 expense reimbursement receivable from Lincoln Financial
Investments Corporation, $33,129 variation margin due from broker on futures contracts, $1,287 payable for securities purchased, $123,840 payable for fund shares redeemed, $69,051 other accrued expenses payable, $107,967 due to manager and affiliates, $2,243,983 foreign capital gain taxes payable, $29,476 payable for audit fee, $22,368 payable for fund accounting fee and $110,734 Payable for custodian fee as of December 31, 2023.

The following futures contracts and swap contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
141	E-mini MSCI Emerging Markets Index	$7,287,585	$6,952,689	3/15/24	$334,896	$—
Swap Contract1
Total Return Swap (TRS) Contract
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Rate Paid	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
BNP- Receive amounts based on MSCI China A Inclusion Net Return Index and pay variable quarterly payments based on SOFR12M	5,366,903	3.70%	10/21/24	$36,870	$36,870	$—

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:
ADR–American Depositary Receipt
BNP–BNP Paribas
CMPC–Coût Moyen Pondéré du Capital
COPEC–Compañia de Petroleos de Chile
GDR–Global Depository Receipt
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
QSC–Qatari Shareholding Company
SOFR12M–Secured Overnight Financing Rate 12 Months
THB–Thailand Baht
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund-30

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$10,865,148
Non-cash dividends	821,055
Foreign taxes withheld	(1,296,610)
10,389,593
EXPENSES:
Management fees	1,216,117
Custodian fees	257,891
Index fees	190,229
Professional fees	111,035
Shareholder servicing fees	103,728
Accounting and administration expenses	99,987
Pricing fees	67,341
Distribution fees-Service Class	37,019
Trustees’ fees and expenses	13,164
Reports and statements to shareholders	5,784
Consulting fees	2,475
Other	12,830
2,117,600
Less:
Expenses reimbursed	(292,174)
Total operating expenses	1,825,426
NET INVESTMENT INCOME	8,564,167
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	(8,288,688)
Foreign currencies	106,153
Futures contracts	(356,536)
Swap contracts	(609,366)
Net realized loss	(9,148,437)
Net change in unrealized appreciation (depreciation) of:
Investments**	28,275,394
Foreign currencies	37,910
Futures contracts	447,249
Swap contracts	(364,997)
Net change in unrealized appreciation (depreciation)	28,395,556
NET REALIZED AND UNREALIZED GAIN	19,247,119
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,811,286

*	Includes $308,071 foreign capital gains taxes paid.
**	Includes $(1,077,720) change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Emerging Markets Equity Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,564,167	$11,871,602
Net realized gain (loss)	(9,148,437)	3,715,904
Net change in unrealized appreciation (depreciation)	28,395,556	(155,705,637)
Net increase (decrease) in net assets resulting from operations	27,811,286	(140,118,131)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(10,750,260)	(10,382,335)
Service Class	(462,479)	(408,547)
	(11,212,739)	(10,790,882)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	57,020,123	41,100,522
Service Class	3,541,197	4,995,902
Reinvestment of dividends and distributions:
Standard Class	10,750,260	10,382,335
Service Class	462,479	408,547
	71,774,059	56,887,306
Cost of shares redeemed:
Standard Class	(70,359,348)	(405,146,811)
Service Class	(3,435,463)	(3,339,474)
	(73,794,811)	(408,486,285)
Decrease in net assets derived from capital share transactions	(2,020,752)	(351,598,979)
NET INCREASE (DECREASE) IN NET ASSETS	14,577,795	(502,507,992)
NET ASSETS:
Beginning of year	329,585,727	832,093,719
End of year	$344,163,522	$329,585,727
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund-31

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.522	$12.488	$13.244	$11.537	$10.074
Income (loss) from investment operations:
Net investment income[1]	0.238	0.256	0.238	0.189	0.287
Net realized and unrealized gain (loss)	0.588	(2.906)	(0.674)	1.776	1.491
Total from investment operations	0.826	(2.650)	(0.436)	1.965	1.778
Less dividends and distributions from:
Net investment income	(0.333)	(0.316)	(0.320)	(0.214)	(0.268)
Net realized gain	—	—	—	(0.044)	(0.047)
Total dividends and distributions	(0.333)	(0.316)	(0.320)	(0.258)	(0.315)
Net asset value, end of period	$10.015	$9.522	$12.488	$13.244	$11.537
Total return[2]	8.83%	(21.19% )	(3.30% )	17.20%	17.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$328,587	$315,286	$815,846	$792,366	$757,110
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.58%	0.61%	0.52%	0.57%	0.51%
Ratio of net investment income to average net assets	2.40%	2.37%	1.76%	1.74%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.32%	2.26%	1.74%	1.67%	2.62%
Portfolio turnover	15%	11%	19%	36%	52%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund-32

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.497	$12.456	$13.215	$11.521	$10.072
Income (loss) from investment operations:
Net investment income[1]	0.212	0.222	0.202	0.164	0.259
Net realized and unrealized gain (loss)	0.587	(2.890)	(0.668)	1.767	1.488
Total from investment operations	0.799	(2.668)	(0.466)	1.931	1.747
Less dividends and distributions from:
Net investment income	(0.308)	(0.291)	(0.293)	(0.193)	(0.251)
Net realized gain	—	—	—	(0.044)	(0.047)
Total dividends and distributions	(0.308)	(0.291)	(0.293)	(0.237)	(0.298)
Net asset value, end of period	$9.988	$9.497	$12.456	$13.215	$11.521
Total return[2]	8.56%	(21.39% )	(3.54% )	16.91%	17.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,577	$14,300	$16,247	$8,831	$3,903
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.86%	0.77%	0.82%	0.76%
Ratio of net investment income to average net assets	2.15%	2.12%	1.51%	1.49%	2.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	2.01%	1.49%	1.42%	2.37%
Portfolio turnover	15%	11%	19%	36%	52%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund-33

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.   Total return swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP SSGA Emerging Markets Equity Index Fund-34

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP SSGA Emerging Markets Equity Index Fund is $3,516,024 and $3,485,971 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.34% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.50% of the Fund’s average daily net assets for the Standard Class and 0.75% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$202,165	$559,308	$292,174	$1,053,647
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
LVIP SSGA Emerging Markets Equity Index Fund-35

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Administrative	$28,949
Legal	4,740
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $125 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$51,952
Management fees payable to LFI	96,553
Distribution fees payable to LFD	3,179
Shareholder servicing fees payable to Lincoln Life	8,235
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$52,296,943
Sales	60,208,416
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$300,403,707
Aggregate unrealized appreciation of investments and derivatives	$89,939,343
Aggregate unrealized depreciation of investments and derivatives	(50,235,806)
Net unrealized appreciation of investments and derivatives	$39,703,537
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default
LVIP SSGA Emerging Markets Equity Index Fund-36

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$—	$14,232,630	$—	$14,232,630
Chile	1,312,534	—	—	1,312,534
China	78,975,366	—	—	78,975,366
Colombia	104,611	84,396	—	189,007
Czech Republic	519,769	—	—	519,769
Egypt	75,505	289,824	—	365,329
Greece	1,610,688	—	—	1,610,688
Hong Kong	5,936,847	—	—	5,936,847
Hungary	875,799	—	—	875,799
India	56,673,278	—	—	56,673,278
Indonesia	6,404,374	—	—	6,404,374
Kuwait	2,555,430	—	—	2,555,430
Luxembourg	168,542	—	—	168,542
Malaysia	4,531,904	—	—	4,531,904
Mexico	9,291,991	—	—	9,291,991
Netherlands	158,599	—	—	158,599
Peru	1,004,628	—	—	1,004,628
Philippines	2,092,169	—	—	2,092,169
Poland	3,252,374	—	—	3,252,374
Qatar	1,263,197	1,759,671	—	3,022,868
Republic of Korea	—	41,570,444	—	41,570,444
Russia	—	—	— *	—
Saudi Arabia	1,229,614	12,826,510	—	14,056,124
Singapore	67,490	—	—	67,490
South Africa	9,713,848	—	—	9,713,848
Taiwan	54,106,613	—	—	54,106,613
Thailand	779,524	5,191,600	—	5,971,124
Turkey	2,088,287	—	—	2,088,287
United Arab Emirates	4,278,890	—	—	4,278,890
United Kingdom	446,405	—	—	446,405
United States	360,978	—	—	360,978
Preferred Stocks
Brazil	—	5,408,054	—	5,408,054
Chile	413,845	—	—	413,845
Colombia	—	167,876	—	167,876
Republic of Korea	—	2,237,039	—	2,237,039
Russia	—	—	— *	—
Rights	651	—	—	651
Warrants	767	130	—	897
LVIP SSGA Emerging Markets Equity Index Fund-37

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$8,216,069	$—	$—	$8,216,069
Total Investments	$258,510,586	$83,768,174	$—	$342,278,760
Derivatives:

Assets:
Futures Contract	$334,896	$—	$—	$334,896
Swap Contract	$—	$36,870	$—	$36,870

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
As a result of utilizing International fair value pricing at December 31, 2023, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, swaps and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended	Year Ended
	12/31/23	12/31/22
Ordinary income	$11,212,739	$10,790,882
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,141,375
Capital loss carryforward	(56,172,323)
Other temporary differences	1
Net unrealized appreciation	39,703,537
Distributable earnings/(accumulated loss)	$(15,327,410)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(1)	$1
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$32,091,303	$24,081,020	$56,172,323
LVIP SSGA Emerging Markets Equity Index Fund-38

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	5,727,119	3,978,903
Service Class	356,117	475,037
Shares reinvested:
Standard Class	1,119,164	1,094,105
Service Class	48,276	43,260
	7,250,676	5,591,305
Shares redeemed:
Standard Class	(7,148,556)	(37,289,651)
Service Class	(350,583)	(316,948)
	(7,499,139)	(37,606,599)
Net decrease	(248,463)	(32,015,294)
7. Line of Credit
During the year ended December 31, 2023, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, was subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that was a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under this agreement expired on  February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $75,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
LVIP SSGA Emerging Markets Equity Index Fund-39

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Swap Contracts–The Fund enters into total return swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2023, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$334,896	Receivables and other assets net of liabilities	$—
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	36,870	Receivables and other assets net of liabilities	—
Total		$371,766		$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(356,536)	$447,249
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(519,621)	(327,755)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(89,745)	(37,242)
Total		$(965,902)	$82,252
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$7,263,421	$—
Total return swap contracts (average notional value)	6,058,266	6,150,398
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs
LVIP SSGA Emerging Markets Equity Index Fund-40

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
BNP Paribas	$36,870	$—	$36,870
Total	$36,870	$—	$36,870

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
BNP Paribas	$36,870	$—	$—	$—	$—	$36,870
Total	$36,870	$—	$—	$—	$—	$36,870

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services,
LVIP SSGA Emerging Markets Equity Index Fund-41

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Emerging Markets Equity Index Fund-42

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Emerging Markets Equity Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA Emerging Markets Equity Index Fund–43

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group and that the peer group contained a limited number of funds.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Emerging Markets Equity Index Fund-44

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an expense limitation for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement.  The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance.  The Board reviewed the LVIP SSGA Emerging Markets Equity Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods.  The Board noted LFI’s comments that underperformance compared to the benchmark over these time periods was primarily due to the Fund’s expenses and transaction costs incurred from cash flow activities.  The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which contains breakpoints and the average fees charged by SSGA to other clients with similar investment strategies as the Fund.  The Board considered that LFI compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LFI and SSGA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Emerging Markets Equity Index Fund-45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA Emerging Markets Equity Index Fund-46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA Emerging Markets Equity Index Fund-47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA Emerging Markets Equity Index Fund-48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Emerging Markets Equity Index Fund-49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Emerging Markets Equity Index Fund-50

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: SSGA Funds Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned 13.51% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Global Tactical Allocation Composite1, returned 14.30% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned 5.53%.
A volatile 2023 ended on a cautiously positive note, as developed market (DM) central banks reached the end of their tightening cycle and signaled that some relief on rates was not too far off. Global economic activity edged higher towards end-2023. Service sector activity rose whereas manufacturing remained in decline. Inflation continued to decline during the quarter.
During 2023, global growth slowed at divergent rates across key economies – growth in the United States (U.S.) outpaced expectations but growth disappointed elsewhere. In fourth quarter, risk assets gained in value on the back of growing anticipation of a potential policy easing. DM registered double-digit gains and outperformed emerging markets (EM). Growth stocks outperformed Value as a sharp decline in yields boosted growth. Bond prices rose as yields fell dramatically. U.S. Treasuries rallied sharply across the curve with the yield on the 2-year note going down by more than 75 basis points to 4.25% and the yield on the 10-year note going down by 70 basis points to 3.88%. The U.S. dollar index was down 4.5%, its biggest quarterly loss in a year, while commodities fell due to lower energy prices.
On a quarterly basis, the S&P 500 reported earnings decline of -1.7% and -4.1% for the first quarter 2023 and the second quarter 2023, respectively. However, the index reported earnings growth of 4.9% for Q3 2023 and was projected to report an earnings growth of 2.4% for fourth quarter 2023. If 2.4% were the actual growth rate for Q4 2023, it will mark the second straight quarter of year-over-year (YoY) earnings growth for the index. The forward 12-month price-to-earnings (P/E) ratio for the S&P 500 was 19.3, above the 5-year (18.8) and 10-year averages (17.6).
Interest rates were cut across fifteen economies in December 2023, notably in Brazil and Chile, which are often seen as bellwethers of global monetary policy. All major central banks held interest rates in December, including the U.S. Federal Reserve (the Fed), the European Central Bank (ECB) and the Bank of England (BoE). While the Fed projected three rate cuts in its quarterly projections, the ECB and the BoE pushed back against rate cuts. Markets followed through by pricing nearly 150 basis points of rate cuts in the U.S. However, the tide turned as soon as the first week of January. The minutes of the December Fed meeting were slightly more hawkish than the overall pricing since the meeting. The minutes stated: “many participants remarked that an easing in financial conditions beyond what is appropriate could make it more difficult for the Committee to reach its inflation goal.” The exuberant rate cut expectations remained largely in place until the December employment data was released, which showed that the U.S. economy added 216,000 jobs against an expectation of 170,000, up from a downwardly revised 173,000 in November. The average hourly earnings rose 4.1% YoY, two-tenths above consensus estimates. Resultingly, the probability of a rate cut in March declined to 56.5% at the time of writing, down from nearly 75% two days earlier. Elsewhere, the economy cooled more than expected. The Canadian economy added just 100 jobs in December, against expectations of 13500. Bank of Canada (BoC) Governor Tiff Macklem opined that rates may be “restrictive enough” after the BoC held rates in December.
In the eurozone, the economy was on a recovery path with the final composite purchasing managers’ indices for December revised up by six tenths to 47.6 on the back of services Purchasing Managers Index PMI, which printed seven-tenths higher at 48.8. The manufacturing PMI was also up 0.2 points to 44.4. Surprisingly, German Consumer Price Index CPI rose 3.7% YoY in December, higher than the previous month’s 3.2%. However, the 0.1% month-on-month (MoM) sequential rise was in line with expectations. The annual rise was primarily driven by a 4.1% jump in energy prices due to a one-off emergency aid delivered in December 2022. Against the same background, eurozone CPI in December too jumped to 2.9% YoY from Information Classification: General 2.4% in November. The ECB pushed back against expectations of imminent interest rate cuts, wanting to see more progress in wage pressures. In China, the NBS manufacturing PMI declined 0.4 points to 49.0 in December dragged by new orders that declined 0.7 points. The NBS noted reduced overseas orders and insufficient domestic effective demand as the main obstacles faced by firms. The non-manufacturing index declined two-tenths to 50.4 in December, within which services index remained at 49.3. A slowdown was felt in India, where the manufacturing PMI declined to an 18-month low of 54.9 in December. Both output (57.4) and new orders (57.3) declined. However, services index rose sharply to 59.0 from 56.9 in November.
The Fund performance was driven by returns in asset allocation while selection effect weighed on relative performance. An underweight to fixed income and overweight to international equity benefited performance, but positioning within US equities was a headwind.
Overweight to international equities positioned the Fund for solid returns. While having an underweight in fixed income provided positive returns given the better performance in equities globally. The Fund was highly skewed towards equities, and this played well for the Fund given the great performance for global equities to close the year of 2023.
The largest detractor to Fund performance in 2023 was the poor selection within equities allocation, mainly in U.S. equities. This had a significant drag on the Fund’s performance. U.S. large cap and US small cap had a phenomenal year but the poor selection within the equity sectors impacted the Fund’s return. The overweight to long term U.S. Treasury, intermediate U.S. Treasury, and U.S. cash was another drag on performance. The benchmark has no exposure to these sectors and given the tactical allocation and the performance for the year in other asset classes, this turned out to be an underperforming allocation.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-1

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. Despite the equity market’s rapid recovery from the end of 2022 and the V-shaped markets during the second half of 2023, the risk management overlay of the Fund had a neutral impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Jay Shearon
Jason Forsythe
Alex Zeng
Lu Fan
SSGA Funds Management, Inc.:
 Jeremiah Holly
Michael Martel
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
Global Tactical Allocation Composite
Bloomberg U.S. Aggregate Bond Index
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$17,607
$14,678
$14,315
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Global Tactical Allocation Managed Volatility Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,678 for the Standard Class shares and to $14,315 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $17,607 and $11,965, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.51%
Five Years	+ 6.28%
Ten Years	+ 3.91%
Service Class Shares
One Year	+ 13.22%
Five Years	+ 6.02%
Ten Years	+ 3.65%
1. The Global Tactical Allocation Composite Index is an unmanaged index compiled by  Lincoln Financial Investment Corporation (LFI), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-2

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,053.40	0.37%	$1.92
Service Class Shares	1,000.00	1,052.00	0.62%	3.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.37%	$1.89
Service Class Shares	1,000.00	1,022.10	0.62%	3.16

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-3

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	49.55%
Investment Companies	49.55%
Equity Funds	22.24%
Fixed Income Fund	9.52%
International Equity Funds	17.79%
Unaffiliated Investments	49.84%
Investment Companies	49.84%
Equity Funds	20.68%
Fixed Income Funds	17.57%
International Equity Funds	5.71%
Money Market Fund	5.88%
Total Investments	99.39%
Receivables and Other Assets Net of Liabilities	0.61%
Total Net Assets	100.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-4

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–49.55%
INVESTMENT COMPANIES–49.55%
Equity Funds–22.24%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	6,148,264	$75,801,943
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	1,138,601	13,103,018
LVIP SSGA S&P 500 Index Fund	1,673,562	44,267,403
LVIP SSGA Small-Cap Index Fund	423,187	13,163,645
		146,336,009
Fixed Income Fund–9.52%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	6,257,353	62,611,069
		62,611,069
International Equity Funds–17.79%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	3,489,752	25,579,886
LVIP Franklin Templeton Multi-Factor International Equity Fund	7,393,724	59,497,293
LVIP SSGA International Index Fund	3,051,734	31,927,246
		117,004,425
Total Affiliated Investments (Cost $288,922,564)		325,951,503

UNAFFILIATED INVESTMENTS–49.84%
INVESTMENT COMPANIES–49.84%
Equity Funds–20.68%
Communication Services Select Sector SPDR Fund	174,349	12,668,198
Energy Select Sector SPDR® Fund	148,223	12,427,016
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
SPDR® Portfolio S&P 600 Small Cap ETF	915,782	$38,627,685
SPDR® S&P 500 ETF Trust	105,735	50,256,903
SPDR® Gold Shares	49,998	9,558,118
Technology Select Sector SPDR® Fund	64,950	12,501,576
		136,039,496
Fixed Income Funds–17.57%
SPDR® Portfolio Aggregate Bond ETF	1,342,566	34,423,392
SPDR® Portfolio Intermediate Term Treasury ETF	326,552	9,326,325
SPDR® Portfolio Long Term Treasury ETF	332,244	9,641,721
SPDR® Portfolio TIPS ETF	1,930,952	49,374,443
SPDR® FTSE International Government Inflation-Protected Bond ETF	304,362	12,764,942
		115,530,823
International Equity Funds–5.71%
SPDR® Portfolio Developed World ex-US ETF	371,167	12,623,390
SPDR® Portfolio Emerging Markets ETF	704,055	24,930,588
		37,553,978
Money Market Fund–5.88%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	38,676,102	38,676,102
		38,676,102
Total Unaffiliated Investments (Cost $296,320,769)		327,800,399

TOTAL INVESTMENTS–99.39% (Cost $585,243,333)	653,751,902
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.61%	4,013,420
NET ASSETS APPLICABLE TO 59,033,249 SHARES OUTSTANDING–100.00%	$657,765,322

✧✧Standard Class shares.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-5

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
14	British Pound	$1,115,712	$1,096,237	3/18/24	$19,475	$—
14	Euro	1,938,125	1,895,915	3/18/24	42,210	—
15	Japanese Yen	1,345,500	1,307,351	3/18/24	38,149	—
					99,834	—
Equity Contracts:
24	E-mini MSCI Emerging Markets Index	1,240,440	1,185,776	3/15/24	54,664	—
14	E-mini Russell 2000 Index	1,433,390	1,315,752	3/15/24	117,638	—
22	E-mini S&P 500 Index	5,302,000	5,087,808	3/15/24	214,192	—
10	E-mini S&P MidCap 400 Index	2,809,500	2,635,914	3/15/24	173,586	—
37	Euro STOXX 50 Index	1,855,641	1,846,235	3/15/24	9,406	—
12	FTSE 100 Index	1,186,419	1,152,938	3/15/24	33,481	—
6	Nikkei 225 Index (OSE)	1,423,407	1,400,018	3/7/24	23,389	—
					626,356	—
Total Futures Contracts					$726,190	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-6

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Unaffiliated investments, at value	$327,800,399
Affiliated investments, at value	325,951,503
Receivable for fund shares sold	3,258,563
Cash collateral held at broker for futures contracts	954,963
Dividends and interest receivable	382,267
Prepaid expenses	3,231
TOTAL ASSETS	658,350,926
LIABILITIES:
Due to manager and affiliates	307,021
Payable for fund shares redeemed	163,518
Variation margin due to broker on futures contracts	58,407
Payable for audit fee	22,140
Other accrued expenses payable	18,138
Payable for fund accounting fee	16,380
TOTAL LIABILITIES	585,604
TOTAL NET ASSETS	$657,765,322
Unaffiliated investments, at cost	$296,320,769
Affiliated investments, at cost	288,922,564
Standard Class:
Net Assets	$48,275,534
Shares Outstanding	4,333,159
Net Asset Value Per Share	$11.141
Service Class:
Net Assets	$609,489,788
Shares Outstanding	54,700,090
Net Asset Value Per Share	$11.142
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$658,947,469
Distributable earnings/(accumulated loss)	(1,182,147)
TOTAL NET ASSETS	$657,765,322
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-7

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from unaffiliated investments	$10,146,947
Dividends from affiliated investments	7,961,768
18,108,715
EXPENSES:
Management fees	2,597,338
Distribution fees-Service Class	1,509,350
Shareholder servicing fees	188,307
Accounting and administration expenses	111,364
Professional fees	52,497
Trustees’ fees and expenses	23,977
Reports and statements to shareholders	18,779
Custodian fees	9,347
Consulting fees	5,495
Pricing fees	815
Other	22,661
4,539,930
Less:
Management fees waived	(649,334)
Total operating expenses	3,890,596
NET INVESTMENT INCOME	14,218,119
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(629,943)
Sale of unaffiliated investments	12,300,802
Distributions from affiliated investment companies	9,841,067
Foreign currencies	8,323
Futures contracts	706,351
Net realized gain	22,226,600
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	26,469,463
Unaffiliated investments	16,990,933
Foreign currencies	(743)
Futures contracts	790,664
Net change in unrealized appreciation (depreciation)	44,250,317
NET REALIZED AND UNREALIZED GAIN	66,476,917
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,695,036
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,218,119	$20,252,601
Net realized gain (loss)	22,226,600	(28,443,248)
Net change in unrealized appreciation (depreciation)	44,250,317	(111,520,155)
Net increase (decrease) in net assets resulting from operations	80,695,036	(119,710,802)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,155,671)	(2,631,228)
Service Class	(13,042,087)	(35,437,654)
Return of capital:
Standard Class	—	(11,115)
Service Class	—	(158,643)
	(14,197,758)	(38,238,640)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,445,862	5,031,845
Service Class	15,197,319	16,834,497
Reinvestment of dividends and distributions:
Standard Class	1,155,671	2,642,343
Service Class	13,042,087	35,596,297
	39,840,939	60,104,982
Cost of shares redeemed:
Standard Class	(11,692,913)	(8,680,133)
Service Class	(91,152,503)	(89,556,661)
	(102,845,416)	(98,236,794)
Decrease in net assets derived from capital share transactions	(63,004,477)	(38,131,812)
NET INCREASE (DECREASE) IN NET ASSETS	3,492,801	(196,081,254)
NET ASSETS:
Beginning of year	654,272,521	850,353,775
End of year	$657,765,322	$654,272,521
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-8

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$10.055	$12.490	$12.446	$12.268	$11.026
Income (loss) from investment operations:
Net investment income[2]	0.257	0.338	0.375	0.198	0.274
Net realized and unrealized gain (loss)	1.102	(2.137)	1.185	0.615	1.455
Total from investment operations	1.359	(1.799)	1.560	0.813	1.729
Less dividends and distributions from:
Net investment income	(0.273)	(0.427)	(0.678)	(0.220)	(0.310)
Net realized gain	—	(0.206)	(0.838)	(0.415)	(0.177)
Return of capital	—	(0.003)	—	—	—
Total dividends and distributions	(0.273)	(0.636)	(1.516)	(0.635)	(0.487)
Net asset value, end of period	$11.141	$10.055	$12.490	$12.446	$12.268
Total return[3]	13.51%	(14.33% )	12.58%	7.02%	15.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48,276	$43,718	$55,090	$48,644	$48,147
Ratio of expenses to average net assets[4]	0.37%	0.36%	0.36%	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.47%	0.46%	0.46%	0.46%	0.46%
Ratio of net investment income to average net assets	2.42%	3.05%	2.81%	1.71%	2.30%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.32%	2.95%	2.71%	1.61%	2.20%
Portfolio turnover	92%	112%	91%	81%	65%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-9

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$10.056	$12.489	$12.446	$12.270	$11.028
Income (loss) from investment operations:
Net investment income[2]	0.230	0.310	0.341	0.169	0.244
Net realized and unrealized gain (loss)	1.101	(2.136)	1.184	0.612	1.454
Total from investment operations	1.331	(1.826)	1.525	0.781	1.698
Less dividends and distributions from:
Net investment income	(0.245)	(0.398)	(0.644)	(0.190)	(0.279)
Net realized gain	—	(0.206)	(0.838)	(0.415)	(0.177)
Return of capital	—	(0.003)	—	—	—
Total dividends and distributions	(0.245)	(0.607)	(1.482)	(0.605)	(0.456)
Net asset value, end of period	$11.142	$10.056	$12.489	$12.446	$12.270
Total return[3]	13.22%	(14.54% )	12.29%	6.75%	15.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$609,490	$610,555	$795,264	$794,835	$837,080
Ratio of expenses to average net assets[4]	0.62%	0.61%	0.61%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.72%	0.71%	0.71%	0.71%	0.71%
Ratio of net investment income to average net assets	2.17%	2.80%	2.56%	1.46%	2.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	2.70%	2.46%	1.36%	1.95%
Portfolio turnover	92%	112%	91%	81%	65%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-10

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-11

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$52,761
Legal	8,633
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,199 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-12

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$164,287
Distribution fees payable to LFD	126,853
Shareholder servicing fees payable to Lincoln Life	15,881
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-49.55%@
Equity Funds-22.24%@
✧✧LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	$76,755,546	$13,673,388	$17,888,772	$501,810	$2,759,971	$75,801,943	6,148,264	$1,159,558	$7,913,199
✧✧LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	12,575,264	2,396,222	2,990,000	(81,932)	1,203,464	13,103,018	1,138,601	201,282	644,940
✧✧LVIP SSGA S&P 500 Index Fund	3,170,360	43,718,897	8,260,001	259,435	5,378,712	44,267,403	1,673,562	600,628	1,148,269
✧✧LVIP SSGA Small-Cap Index Fund	12,625,440	1,619,547	2,860,000	155,529	1,623,129	13,163,645	423,187	154,888	134,659
Fixed Income Fund-9.52%@
✧✧LVIP SSGA Bond Index Fund	63,110,001	5,558,710	7,500,000	(904,013)	2,346,371	62,611,069	6,257,353	1,708,710	—
International Equity Funds-17.79%@
✧✧LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	13,157,139	14,453,107	3,111,491	(695,943)	1,777,074	25,579,886	3,489,752	813,107	—
✧✧LVIP Franklin Templeton Multi-Factor International Equity Fund	58,973,679	7,089,236	14,221,355	(97,447)	7,753,180	59,497,293	7,393,724	2,379,236	—
✧✧LVIP SSGA International Index Fund	25,782,707	7,394,359	5,110,000	232,618	3,627,562	31,927,246	3,051,734	944,359	—
Total	$266,150,136	$95,903,466	$61,941,619	$(629,943)	$26,469,463	$325,951,503		$7,961,768	$9,841,067

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$551,995,541
Sales	608,429,315
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$603,853,566
Aggregate unrealized appreciation of investments and derivatives	$60,334,102
Aggregate unrealized depreciation of investments and derivatives	(10,412,566)
Net unrealized appreciation of investments and derivatives	$49,921,536
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-13

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$325,951,503	$—	$—	$325,951,503
Unaffiliated Investment Companies	327,800,399	—	—	327,800,399
Total Investments	$653,751,902	$—	$—	$653,751,902
Derivatives:
Assets:
Futures Contracts	$726,190	$—	$—	$726,190
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, straddle losses and other.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$14,197,758	$26,081,286
Long-term capital gains	—	11,987,596
Return of capital	—	169,758
Total	$14,197,758	$38,238,640
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$35,090
Capital loss carryforward	(28,045,166)
Other temporary differences	(23,093,607)
Net unrealized appreciation	49,921,536
Distributable earnings/(accumulated loss)	$(1,182,147)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-14

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$37,075	$(37,075)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$9,944,204	$18,100,962	$28,045,166
In 2023, the Fund utilized $8,861,300 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	988,649	451,892
Service Class	1,416,421	1,528,454
Shares reinvested:
Standard Class	103,286	263,523
Service Class	1,165,409	3,551,244
	3,673,765	5,795,113
Shares redeemed:
Standard Class	(1,106,684)	(778,404)
Service Class	(8,594,870)	(8,045,571)
	(9,701,554)	(8,823,975)
Net decrease	(6,027,789)	(3,028,862)
7. Line of Credit
During the year ended December 31, 2023, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, was subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that was a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under this agreement expired on  February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $75,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-15

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$626,356	Variation margin due to broker on futures contracts	$—
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	99,834	Variation margin due to broker on futures contracts	—
Total		$726,190		$—

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$911,257	$701,172
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(204,906)	89,492
Total		$706,351	$790,664
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$17,609,930	$—
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-16

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–18

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-19

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services.In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement.The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA.The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund.The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy.The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve.The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale.The Board considered the subadvisory fee schedule for SIMNA.The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party.The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund.The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-20

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Underlying Sleeve - Subadvisory Agreement
Nature, Extent and Quality of Services.In considering the renewal of the subadvisory agreement between LFI and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Global Tactical Allocation Composite). The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes a breakpoint, and noted SSGA’s statement that it advised no comparable registered funds using the same strategies. The Board considered that LFI compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA Global Tactical Allocation Managed Volatility Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Global Tactical Allocation Managed Volatility Fund-26

LVIP SSGA International Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA International Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Index Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 17.57% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 18.24%.
While the overall performance for the span of the period was strong, only seven of the twelve months posted positive returns. Global equity markets proved to be resilient in the first quarter of 2023. Markets started the year with a strong January rally for equities driven by a decline in inflation and prospects of easier monetary policy. February saw a moderate pullback due to sticky core inflation, which together with strong economic data forced investors to reassess their interest rate expectations. In March, the collapse of Silicon Valley Bank and broader concerns around the financial sector hit bank shares hard. However, investors took comfort as regulators and central banks once again intervened to stabilize the sector.
April saw an increase in global shares, backed by some solid economic data. In May, global markets showed mixed reactions, as investors were worried about the potential for further rate hikes in the U.S. and Europe and slow growth in China. Global equity markets were generally higher in June as the turmoil of the U.S. debt ceiling negotiations faded. Instead, investors took encouragement from economic data, which indicated that U.S. inflation was moving in the right direction while the job markets remained healthy.
Global equity markets hit 2023 highs in July, as inflation showed signs of easing in many regions. In August, Chinese real estate worries dampened investor sentiments. By September, investors were further spooked by the prospects of the high interest rates regime persisting. Over the course of the quarter, crude oil prices rose by almost 30%. While this boosted oil-producers and regions such as the United Kingdom, investors weighed in on its potential impact on inflation.
Global equity markets ended 2023 with a rally, as recession concerns eased. Over the fourth quarter, inflation appeared to be cooling, giving way to exuberant rate cut expectations, in stark contrast to the higher for longer sentiment that investors took upon earlier in the year.
All eleven sectors had positive returns over the period. The top performing sectors were Information Technology, Industrials and Consumer Discretionary. The bottom three sectors were Consumer Staples, Real Estate and Health Care.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures contributed slightly detracted from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Novo Nordisk A/S Class B, ASML Holding NV, and SAP SE. The top negative contributors to the Fund’s performance during the period were AIA Group Limited, British American Tobacco, and Anglo American PLC.
Portfolio Managers:
SSGA Funds Management, Inc.:
 Karl Schneider
Dwayne Hancock
Amy Scofield
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Index Fund - Service Class
MSCI EAFE Index (net dividends)
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/13
12/31/23
$15,203
$14,828
$14,461

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Index Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,828 for the Standard Class shares and to $14,461 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $15,203. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 17.57%
Five Years	+ 7.96%
Ten Years	+ 4.02%
Service Class Shares
One Year	+ 17.27%
Five Years	+ 7.70%
Ten Years	+ 3.76%
1 The MSCI EAFE Index (net dividends) is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 829 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP SSGA International Index Fund-1

LVIP SSGA International Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,053.60	0.38%	$1.97
Service Class Shares	1,000.00	1,052.20	0.63%	3.26
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.38%	$1.94
Service Class Shares	1,000.00	1,022.00	0.63%	3.21

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA International Index Fund-2

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023

Security Type/Country	Percentage of Net Assets
Common Stock	97.10%
Australia	7.34%
Austria	0.19%
Belgium	0.80%
Chile	0.05%
China	0.02%
Denmark	3.06%
Faeroe Islands	0.19%
Finland	1.06%
France	11.37%
Germany	7.85%
Hong Kong	2.31%
Ireland	0.93%
Isle Of Man	0.05%
Israel	0.65%
Italy	2.22%
Japan	21.85%
Jordan	0.02%
Luxembourg	0.19%
Netherlands	4.71%
New Zealand	0.27%
Norway	0.66%
Portugal	0.22%
Singapore	1.25%
Spain	2.48%
Sweden	3.13%
Switzerland	10.55%
Thailand	0.09%
United Kingdom	13.37%
United States	0.22%
Convertible Preferred Stock	0.06%
Preferred Stocks	0.38%
Money Market Fund	1.75%
Total Investments	99.29%
Receivables and Other Assets Net of Liabilities	0.71%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.87%
Air Freight & Logistics	0.58%
Airlines	0.13%
Auto Components	0.60%
Automobiles	3.32%
Banks	9.62%
Sector	Percentage of Net Assets
Beverages	1.82%
Biotechnology	0.88%
Building Products	1.00%
Capital Markets	2.87%
Chemicals	3.16%
Commercial Services & Supplies	0.36%
Communications Equipment	0.21%
Construction & Engineering	0.83%
Construction Materials	0.72%
Consumer Finance	0.00%
Containers & Packaging	0.10%
Distributors	0.03%
Diversified Consumer Services	0.07%
Diversified Financial Services	1.04%
Diversified Telecommunication Services	1.67%
Electric Utilities	1.82%
Electrical Equipment	1.83%
Electronic Equipment, Instruments & Components	1.40%
Energy Equipment & Services	0.05%
Entertainment	0.75%
Equity Real Estate Investment Trusts	0.24%
Food & Staples Retailing	1.19%
Food Products	2.93%
Gas Utilities	0.30%
Health Care Equipment & Supplies	2.03%
Health Care Providers & Services	0.27%
Health Care Technology	0.04%
Hotels, Restaurants & Leisure	1.73%
Household Durables	1.14%
Household Products	0.60%
Independent Power and Renewable Electricity Producers	0.25%
Industrial Conglomerates	1.62%
Industrial REITs	0.42%
Insurance	5.03%
Interactive Media & Services	0.29%
IT Services	0.78%
Leisure Products	0.16%
Life Sciences Tools & Services	0.43%
Machinery	2.91%
Marine	0.41%
Media	0.35%
Metals & Mining	3.37%
Multiline Retail	0.71%
Multi-Utilities	0.88%
Office REITs	0.14%
Oil, Gas & Consumable Fuels	4.20%
Paper & Forest Products	0.35%
Personal Products	1.89%
LVIP SSGA International Index Fund-3

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Pharmaceuticals	8.84%
Professional Services	1.66%
Real Estate Management & Development	1.21%
Retail REITs	0.36%
Road & Rail	0.60%
Semiconductors & Semiconductor Equipment	3.69%
Software	1.75%
Specialty Retail	0.85%
Technology Hardware, Storage & Peripherals	0.44%
Textiles, Apparel & Luxury Goods	2.87%
Tobacco	0.67%
Trading Companies & Distributors	1.83%
Transportation Infrastructure	0.35%
Water Utilities	0.10%
Wireless Telecommunication Services	0.93%
Total	97.54%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Novo Nordisk AS Class B	2.04%
Nestle SA	1.87%
ASML Holding NV	1.83%
LVMH Moet Hennessy Louis Vuitton SE	1.35%
Shell PLC	1.31%
Roche Holding AG	1.30%
AstraZeneca PLC	1.27%
Novartis AG	1.25%
Toyota Motor Corp.	1.18%
BHP Group Ltd.	1.05%
Total	14.45%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP SSGA International Index Fund-4

LVIP SSGA International Index Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–97.10%
Australia–7.34%
Ampol Ltd.	36,977	$910,907
ANZ Group Holdings Ltd.	429,693	7,589,747
APA Group	183,107	1,065,606
Aristocrat Leisure Ltd.	86,285	2,400,172
ASX Ltd.	28,123	1,208,508
Aurizon Holdings Ltd.	239,840	621,068
BHP Group Ltd.	734,815	25,242,289
BlueScope Steel Ltd.	67,938	1,083,335
Brambles Ltd.	192,367	1,782,804
CAR Group Ltd.	57,703	1,224,478
Cochlear Ltd.	9,826	1,999,873
Coles Group Ltd.	197,547	2,168,703
Commonwealth Bank of Australia	239,623	18,255,945
Computershare Ltd.	83,685	1,390,892
CSL Ltd.	68,984	13,475,173
Dexus	163,522	855,798
Endeavour Group Ltd.	226,771	805,118
Fortescue Ltd.	240,318	4,752,452
Goodman Group	239,278	4,125,317
GPT Group	276,819	875,282
IDP Education Ltd.	30,325	413,919
IGO Ltd.	109,449	674,985
Insurance Australia Group Ltd.	374,869	1,445,872
†James Hardie Industries PLC	60,160	2,315,866
Lottery Corp. Ltd.	341,175	1,125,270
Macquarie Group Ltd.	52,694	6,593,846
Medibank Pvt Ltd.	400,069	970,552
Mineral Resources Ltd.	26,452	1,261,800
Mirvac Group	572,334	815,136
National Australia Bank Ltd.	454,165	9,501,366
Northern Star Resources Ltd.	167,569	1,558,692
Orica Ltd.	64,283	698,262
Origin Energy Ltd.	250,261	1,444,477
Pilbara Minerals Ltd.	407,422	1,096,669
†Qantas Airways Ltd.	154,254	564,475
QBE Insurance Group Ltd.	217,717	2,197,260
Ramsay Health Care Ltd.	28,566	1,024,122
REA Group Ltd.	8,586	1,059,896
Reece Ltd.	31,830	485,652
Rio Tinto Ltd.	52,890	4,889,443
Santos Ltd.	471,652	2,442,695
Scentre Group	690,374	1,406,662
SEEK Ltd.	48,953	891,687
Sonic Healthcare Ltd.	66,342	1,450,297
South32 Ltd.	666,356	1,511,046
Stockland	347,397	1,053,465
Suncorp Group Ltd.	183,630	1,733,115
Telstra Group Ltd.	557,334	1,503,989
Transurban Group	438,495	4,096,719
Treasury Wine Estates Ltd.	122,115	897,061
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Vicinity Ltd.	520,528	$723,616
Washington H Soul Pattinson & Co. Ltd.	31,462	702,582
Wesfarmers Ltd.	162,547	6,318,187
Westpac Banking Corp.	503,549	7,857,986
WiseTech Global Ltd.	22,498	1,155,517
Woodside Energy Group Ltd.	272,471	5,767,077
Woolworths Group Ltd.	173,663	4,402,347
		175,885,075
Austria–0.19%
Erste Group Bank AG	49,949	2,025,337
OMV AG	21,394	939,284
Verbund AG	10,993	1,020,008
Voestalpine AG	16,857	531,481
		4,516,110
Belgium–0.80%
Ageas SA	24,684	1,071,194
Anheuser-Busch InBev SA	125,112	8,068,819
D'ieteren Group	3,136	612,426
Elia Group SA	4,314	539,584
Groupe Bruxelles Lambert NV	14,091	1,107,881
KBC Group NV	35,135	2,277,590
Lotus Bakeries NV	58	526,960
Sofina SA	1,899	472,529
†Syensqo SA	10,974	1,141,936
UCB SA	17,059	1,485,867
Umicore SA	33,743	927,540
Warehouses De Pauw CVA	26,342	828,787
		19,061,113
Chile–0.05%
Antofagasta PLC	55,693	1,192,262
		1,192,262
China–0.02%
†Futu Holdings Ltd. ADR	8,800	480,744
		480,744
Denmark–3.06%
AP Moller - Maersk AS Class A	396	702,546
AP Moller - Maersk AS Class B	672	1,208,121
Carlsberg AS Class B	13,612	1,706,968
Chr Hansen Holding AS	15,645	1,311,801
Coloplast AS Class B	19,601	2,240,877
Danske Bank AS	95,946	2,563,220
†Demant AS	14,412	631,740
DSV AS	26,762	4,698,321
†Genmab AS	9,359	2,986,753
Novo Nordisk AS Class B	471,836	48,778,816
LVIP SSGA International Index Fund-5

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
Novozymes AS Class B	27,314	$1,501,063
Orsted AS	26,493	1,468,498
Pandora AS	13,030	1,800,701
Rockwool AS Class B	1,524	445,959
Tryg AS	55,636	1,210,320
		73,255,704
Faeroe Islands–0.19%
†Vestas Wind Systems AS	143,927	4,567,589
		4,567,589
Finland–1.06%
Elisa OYJ	19,955	922,368
Fortum OYJ	65,803	948,721
Kesko OYJ Class B	43,495	860,692
Kone OYJ Class B	47,730	2,379,550
Metso OYJ	101,881	1,031,364
Neste OYJ	59,768	2,125,245
Nokia OYJ	740,804	2,495,958
Nordea Bank Abp	473,243	5,852,158
Orion OYJ Class B	15,299	663,244
Sampo OYJ Class A	67,994	2,973,205
Stora Enso OYJ Class R	85,154	1,177,422
UPM-Kymmene OYJ	79,595	2,992,815
Wartsila OYJ Abp	70,882	1,027,034
		25,449,776
France–11.37%
Accor SA	26,364	1,007,017
Aeroports de Paris SA	4,365	564,757
Air Liquide SA	74,902	14,563,024
Airbus SE	84,777	13,081,952
Alstom SA	41,473	557,651
Amundi SA	9,532	648,208
Arkema SA	8,586	976,287
AXA SA	262,456	8,544,384
BioMerieux	6,841	759,744
BNP Paribas SA	150,045	10,367,545
Bollore SE	133,119	831,040
Bouygues SA	30,110	1,134,147
Bureau Veritas SA	43,586	1,100,431
Capgemini SE	23,360	4,867,537
Carrefour SA	90,463	1,654,291
Cie de Saint-Gobain SA	66,151	4,868,007
Cie Generale des Etablissements Michelin SCA	95,849	3,434,674
Covivio SA	8,590	461,629
Credit Agricole SA	162,743	2,308,992
Danone SA	92,095	5,965,895
Dassault Aviation SA	3,721	736,118
Dassault Systemes SE	96,277	4,701,517
Edenred SE	37,459	2,238,844
Eiffage SA	10,998	1,177,944
Engie SA	256,162	4,501,453
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
EssilorLuxottica SA	42,165	$8,453,127
Eurazeo SE	6,255	496,139
Gecina SA	6,125	744,463
Getlink SE	51,553	942,746
Hermes International SCA	4,567	9,674,091
Ipsen SA	5,394	642,513
Kering SA	10,753	4,736,440
Klepierre SA	30,880	841,341
La Francaise des Jeux SAEM	16,783	608,446
Legrand SA	37,802	3,926,936
L'Oreal SA	34,522	17,174,527
LVMH Moet Hennessy Louis Vuitton SE	39,794	32,227,483
Orange SA	274,697	3,124,707
Pernod Ricard SA	29,647	5,228,427
Publicis Groupe SA	34,009	3,153,716
Remy Cointreau SA	3,612	458,559
Renault SA	29,427	1,198,894
Safran SA	49,159	8,653,748
Sanofi SA	164,188	16,269,482
Sartorius Stedim Biotech	3,741	989,106
Schneider Electric SE	77,826	15,617,815
SEB SA	2,650	330,578
Societe Generale SA	104,893	2,782,014
Sodexo SA	13,502	1,484,889
Teleperformance SE	9,123	1,329,920
Thales SA	14,950	2,210,718
TotalEnergies SE	332,199	22,590,638
†Unibail-Rodamco-Westfield	156,636	1,212,093
Veolia Environnement SA	100,573	3,170,948
Vinci SA	74,153	9,307,620
Vivendi SE	105,955	1,131,792
†Worldline SA	35,854	620,235
		272,387,239
Germany–7.85%
adidas AG	23,084	4,693,057
Allianz SE	58,311	15,574,911
BASF SE	130,247	7,013,891
Bayer AG	141,672	5,259,693
Bayerische Motoren Werke AG	47,084	5,238,382
Bechtle AG	13,596	681,272
Beiersdorf AG	14,802	2,217,429
Brenntag SE	20,831	1,913,759
Carl Zeiss Meditec AG	6,394	697,678
Commerzbank AG	160,354	1,904,766
Continental AG	17,050	1,447,815
†Covestro AG	28,597	1,663,090
Daimler Truck Holding AG	80,599	3,027,007
†Delivery Hero SE	25,006	690,410
Deutsche Bank AG	286,023	3,903,997
Deutsche Boerse AG	27,211	5,602,383
†Deutsche Lufthansa AG	80,787	717,759
LVIP SSGA International Index Fund-6

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Deutsche Post AG	142,344	$7,048,545
Deutsche Telekom AG	463,529	11,129,756
E.ON SE	329,498	4,419,555
Evonik Industries AG	32,539	664,547
Fresenius Medical Care AG	28,813	1,207,436
Fresenius SE & Co. KGaA	60,412	1,872,040
GEA Group AG	21,086	877,344
Hannover Rueck SE	8,623	2,059,038
Heidelberg Materials AG	20,711	1,850,605
†HelloFresh SE	21,600	341,227
Henkel AG & Co. KGaA	16,205	1,162,461
Infineon Technologies AG	187,799	7,836,724
Knorr-Bremse AG	11,455	743,570
†LEG Immobilien SE	10,598	928,017
Mercedes-Benz Group AG	114,749	7,923,657
Merck KGaA	18,350	2,919,104
MTU Aero Engines AG	8,167	1,760,366
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	19,517	8,081,828
Nemetschek SE	8,714	754,964
Puma SE	14,825	826,813
Rational AG	869	671,053
Rheinmetall AG	6,493	2,057,201
RWE AG	91,501	4,159,697
SAP SE	150,639	23,195,238
Scout24 SE	10,376	734,926
Siemens AG	109,813	20,599,075
Siemens Healthineers AG	39,545	2,296,290
Symrise AG	18,534	2,038,695
Talanx AG	9,134	651,897
Volkswagen AG	4,494	587,648
Vonovia SE	104,853	3,303,576
Wacker Chemie AG	2,632	332,110
†Zalando SE	33,152	785,030
		188,067,332
Hong Kong–2.31%
AIA Group Ltd.	1,652,200	14,398,695
BOC Hong Kong Holdings Ltd.	510,500	1,386,002
Budweiser Brewing Co. APAC Ltd.	260,900	488,488
CK Asset Holdings Ltd.	274,300	1,377,033
CK Hutchison Holdings Ltd.	397,660	2,131,276
CK Infrastructure Holdings Ltd.	76,500	423,231
CLP Holdings Ltd.	238,500	1,968,538
ESR Group Ltd.	318,200	440,105
Galaxy Entertainment Group Ltd.	305,000	1,708,875
Hang Lung Properties Ltd.	314,000	437,513
Hang Seng Bank Ltd.	102,600	1,196,354
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Henderson Land Development Co. Ltd.	236,149	$727,333
HKT Trust & HKT Ltd.	581,592	694,171
Hong Kong & China Gas Co. Ltd.	1,738,358	1,331,290
Hong Kong Exchanges & Clearing Ltd.	173,308	5,948,203
Hongkong Land Holdings Ltd.	179,600	625,008
Jardine Matheson Holdings Ltd.	22,400	923,104
Link REIT	367,366	2,063,008
MTR Corp. Ltd.	244,157	947,424
New World Development Co. Ltd.	212,869	330,406
Power Assets Holdings Ltd.	213,000	1,234,328
Prudential PLC	393,878	4,454,247
†Sands China Ltd.	360,668	1,055,422
Sino Land Co. Ltd.	549,657	597,629
SITC International Holdings Co. Ltd.	235,000	405,686
Sun Hung Kai Properties Ltd.	204,505	2,211,750
Swire Pacific Ltd. Class A	68,500	579,862
Swire Properties Ltd.	160,961	325,694
Techtronic Industries Co. Ltd.	192,000	2,287,968
WH Group Ltd.	1,359,340	877,387
Wharf Holdings Ltd.	195,000	628,066
Wharf Real Estate Investment Co. Ltd.	228,000	770,852
Xinyi Glass Holdings Ltd.	257,756	289,165
		55,264,113
Ireland–0.93%
†AerCap Holdings NV	30,500	2,266,760
AIB Group PLC	205,982	882,288
Bank of Ireland Group PLC	147,090	1,334,439
CRH PLC	103,842	7,160,796
DCC PLC	14,132	1,040,812
†Flutter Entertainment PLC	24,931	4,403,613
Kerry Group PLC Class A	22,313	1,937,588
Kingspan Group PLC	20,993	1,816,938
Smurfit Kappa Group PLC	38,367	1,519,706
		22,362,940
Isle Of Man–0.05%
Entain PLC	91,345	1,157,576
		1,157,576
Israel–0.65%
Azrieli Group Ltd.	7,408	479,154
Bank Hapoalim BM	173,582	1,559,387
Bank Leumi Le-Israel BM	234,449	1,886,804
LVIP SSGA International Index Fund-7

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
†Check Point Software Technologies Ltd.	13,964	$2,133,560
†CyberArk Software Ltd.	6,400	1,401,920
Elbit Systems Ltd.	4,111	871,905
†Global-e Online Ltd.	12,900	511,227
ICL Group Ltd.	95,041	477,833
Isracard Ltd.	1	2
Israel Discount Bank Ltd. Class A	186,199	932,284
Mizrahi Tefahot Bank Ltd.	24,502	948,520
†Nice Ltd.	8,854	1,760,872
†Teva Pharmaceutical Industries Ltd.	139,930	1,469,579
†Teva Pharmaceutical Industries Ltd. ADR	19,969	208,476
†Wix.com Ltd.	6,700	824,234
		15,465,757
Italy–2.22%
Amplifon SpA	17,201	595,117
Assicurazioni Generali SpA	146,157	3,082,593
Banco BPM SpA	194,868	1,028,510
Davide Campari-Milano NV	79,179	892,890
DiaSorin SpA	4,246	437,051
Enel SpA	1,170,072	8,693,149
Eni SpA	334,768	5,672,117
Ferrari NV	18,022	6,072,073
FinecoBank Banca Fineco SpA	94,627	1,419,137
Infrastrutture Wireless Italiane SpA	52,629	665,243
Intesa Sanpaolo SpA	2,222,457	6,485,779
Leonardo SpA	65,591	1,081,431
Mediobanca Banca di Credito Finanziario SpA	77,756	961,823
Moncler SpA	28,587	1,757,815
†Nexi SpA	83,097	679,389
Poste Italiane SpA	82,911	940,467
Prysmian SpA	36,613	1,664,047
Recordati Industria Chimica e Farmaceutica SpA	16,947	913,543
Snam SpA	277,650	1,426,812
†Telecom Italia SpA	1,751,080	568,719
Terna - Rete Elettrica Nazionale	194,560	1,622,482
UniCredit SpA	235,783	6,394,090
		53,054,277
Japan–21.85%
Advantest Corp.	106,400	3,619,864
Aeon Co. Ltd.	89,300	1,995,633
AGC, Inc.	28,400	1,054,627
Aisin Corp.	18,300	640,240
Ajinomoto Co., Inc.	63,900	2,465,362
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†ANA Holdings, Inc.	24,500	$531,702
Asahi Group Holdings Ltd.	69,500	2,591,709
Asahi Intecc Co. Ltd.	33,700	685,592
Asahi Kasei Corp.	194,400	1,432,494
Astellas Pharma, Inc.	256,600	3,068,281
Azbil Corp.	16,900	559,258
Bandai Namco Holdings, Inc.	83,200	1,667,835
BayCurrent Consulting, Inc.	20,300	712,804
Bridgestone Corp.	80,800	3,346,610
Brother Industries Ltd.	36,000	574,596
Canon, Inc.	141,600	3,635,404
Capcom Co. Ltd.	26,700	862,732
Central Japan Railway Co.	101,500	2,579,972
Chiba Bank Ltd.	80,000	577,872
Chubu Electric Power Co., Inc.	94,400	1,219,501
Chugai Pharmaceutical Co. Ltd.	99,700	3,777,287
Concordia Financial Group Ltd.	161,400	737,861
Dai Nippon Printing Co. Ltd.	29,700	878,994
Daifuku Co. Ltd.	46,200	934,649
Dai-ichi Life Holdings, Inc.	137,800	2,924,096
Daiichi Sankyo Co. Ltd.	266,700	7,323,847
Daikin Industries Ltd.	38,000	6,194,539
Daito Trust Construction Co. Ltd.	9,500	1,101,596
Daiwa House Industry Co. Ltd.	83,500	2,529,872
Daiwa House REIT Investment Corp.	315	562,309
Daiwa Securities Group, Inc.	202,900	1,365,762
Denso Corp.	246,000	3,710,936
Dentsu Group, Inc.	31,800	815,974
Disco Corp.	12,900	3,200,298
East Japan Railway Co.	41,900	2,415,639
Eisai Co. Ltd.	36,100	1,805,512
ENEOS Holdings, Inc.	409,460	1,627,386
FANUC Corp.	137,000	4,029,355
Fast Retailing Co. Ltd.	25,100	6,228,716
Fuji Electric Co. Ltd.	19,300	830,721
FUJIFILM Holdings Corp.	53,800	3,232,960
Fujitsu Ltd.	25,400	3,832,518
GLP J-Reit	669	666,628
Hamamatsu Photonics KK	21,500	884,397
Hankyu Hanshin Holdings, Inc.	35,100	1,117,474
Hikari Tsushin, Inc.	3,200	530,610
Hirose Electric Co. Ltd.	3,687	417,468
Hitachi Construction Machinery Co. Ltd.	15,100	399,133
LVIP SSGA International Index Fund-8

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Hitachi Ltd.	135,300	$9,758,872
Honda Motor Co. Ltd.	666,000	6,924,511
Hoshizaki Corp.	17,000	622,248
Hoya Corp.	51,100	6,387,500
Hulic Co. Ltd.	64,600	676,467
Ibiden Co. Ltd.	14,500	803,670
Idemitsu Kosan Co. Ltd.	156,915	854,130
Iida Group Holdings Co. Ltd.	20,700	309,986
Inpex Corp.	132,200	1,785,638
Isuzu Motors Ltd.	86,300	1,111,495
ITOCHU Corp.	170,200	6,961,301
Japan Airlines Co. Ltd.	24,500	482,181
Japan Exchange Group, Inc.	70,300	1,487,269
Japan Metropolitan Fund Invest	946	683,670
Japan Post Bank Co. Ltd.	198,600	2,022,621
Japan Post Holdings Co. Ltd.	321,700	2,873,625
Japan Post Insurance Co. Ltd.	33,100	587,818
Japan Real Estate Investment Corp.	196	811,801
Japan Tobacco, Inc.	170,400	4,405,021
JFE Holdings, Inc.	90,400	1,402,482
JSR Corp.	22,200	632,936
Kajima Corp.	55,600	929,230
Kansai Electric Power Co., Inc.	103,100	1,368,817
Kao Corp.	68,400	2,813,617
Kawasaki Kisen Kaisha Ltd.	19,900	853,865
KDDI Corp.	215,800	6,865,807
KDX Realty Investment Corp.	594	677,413
Keisei Electric Railway Co. Ltd.	20,800	983,058
Keyence Corp.	28,376	12,501,540
Kikkoman Corp.	17,700	1,083,843
Kintetsu Group Holdings Co. Ltd.	26,100	827,796
Kirin Holdings Co. Ltd.	114,100	1,671,848
Kobe Bussan Co. Ltd.	24,000	709,106
Koei Tecmo Holdings Co. Ltd.	22,360	255,078
Koito Manufacturing Co. Ltd.	35,000	545,479
Komatsu Ltd.	130,800	3,421,209
Konami Group Corp.	13,100	685,938
Kose Corp.	5,400	405,000
Kubota Corp.	147,300	2,217,335
Kyocera Corp.	178,000	2,598,043
Kyowa Kirin Co. Ltd.	40,200	675,702
Lasertec Corp.	10,300	2,715,255
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
LY Corp.	393,600	$1,394,907
M3, Inc.	59,600	986,148
Makita Corp.	33,700	929,738
Marubeni Corp.	218,400	3,451,804
MatsukiyoCocokara & Co.	52,800	935,047
Mazda Motor Corp.	91,400	987,574
McDonald's Holdings Co. Japan Ltd.	14,200	615,333
MEIJI Holdings Co. Ltd.	33,736	801,290
MINEBEA MITSUMI, Inc.	49,200	1,011,391
MISUMI Group, Inc.	37,600	637,200
Mitsubishi Chemical Group Corp.	188,400	1,154,451
Mitsubishi Corp.	493,500	7,887,250
Mitsubishi Electric Corp.	271,200	3,844,885
Mitsubishi Estate Co. Ltd.	162,800	2,243,407
Mitsubishi HC Capital, Inc.	116,000	778,928
Mitsubishi Heavy Industries Ltd.	44,100	2,577,504
Mitsubishi UFJ Financial Group, Inc.	1,633,000	14,031,060
Mitsui & Co. Ltd.	189,300	7,112,847
Mitsui Chemicals, Inc.	21,100	625,817
Mitsui Fudosan Co. Ltd.	124,300	3,048,435
Mitsui OSK Lines Ltd.	51,400	1,646,623
Mizuho Financial Group, Inc.	345,082	5,904,329
MonotaRO Co. Ltd.	43,600	476,044
MS&AD Insurance Group Holdings, Inc.	59,554	2,342,457
Murata Manufacturing Co. Ltd.	246,300	5,228,198
NEC Corp.	33,200	1,966,099
Nexon Co. Ltd.	56,300	1,025,978
NIDEC Corp.	57,900	2,338,585
Nintendo Co. Ltd.	149,800	7,818,285
Nippon Building Fund, Inc.	234	1,014,000
NIPPON EXPRESS HOLDINGS, Inc.	12,000	682,043
Nippon Paint Holdings Co. Ltd.	136,700	1,105,234
Nippon Prologis REIT, Inc.	349	671,763
Nippon Sanso Holdings Corp.	27,700	741,810
Nippon Steel Corp.	122,322	2,802,128
Nippon Telegraph & Telephone Corp.	4,275,000	5,223,989
Nippon Yusen KK	66,000	2,046,000
Nissan Chemical Corp.	18,600	726,323
Nissan Motor Co. Ltd.	358,600	1,409,476
Nissin Foods Holdings Co. Ltd.	28,200	984,200
Nitori Holdings Co. Ltd.	12,000	1,606,809
Nitto Denko Corp.	22,000	1,646,099
Nomura Holdings, Inc.	429,800	1,943,854
LVIP SSGA International Index Fund-9

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nomura Real Estate Holdings, Inc.	12,000	$315,660
Nomura Real Estate Master Fund, Inc.	518	606,170
Nomura Research Institute Ltd.	51,807	1,506,812
NTT Data Group Corp.	97,900	1,387,958
Obayashi Corp.	93,200	806,411
Obic Co. Ltd.	10,500	1,809,202
Odakyu Electric Railway Co. Ltd.	44,800	683,438
Oji Holdings Corp.	132,300	509,496
Olympus Corp.	169,500	2,452,942
Omron Corp.	24,700	1,153,192
Ono Pharmaceutical Co. Ltd.	50,900	908,258
Open House Group Co. Ltd.	8,300	246,233
Oracle Corp.	5,900	454,844
Oriental Land Co. Ltd.	157,300	5,858,031
ORIX Corp.	168,600	3,175,898
Osaka Gas Co. Ltd.	47,000	981,667
Otsuka Corp.	16,300	671,999
Otsuka Holdings Co. Ltd.	63,300	2,374,423
Pan Pacific International Holdings Corp.	53,000	1,264,482
Panasonic Holdings Corp.	311,700	3,087,156
Rakuten Group, Inc.	213,800	952,244
Recruit Holdings Co. Ltd.	206,600	8,737,275
†Renesas Electronics Corp.	218,300	3,946,431
Resona Holdings, Inc.	296,500	1,506,683
Ricoh Co. Ltd.	68,000	522,298
Rohm Co. Ltd.	53,600	1,027,333
SBI Holdings, Inc.	39,170	881,186
SCSK Corp.	21,000	416,426
Secom Co. Ltd.	29,100	2,095,819
Seiko Epson Corp.	41,400	619,679
Sekisui Chemical Co. Ltd.	55,000	792,819
Sekisui House Ltd.	89,400	1,985,821
Seven & i Holdings Co. Ltd.	107,600	4,269,660
SG Holdings Co. Ltd.	46,200	663,183
†Sharp Corp.	34,200	243,887
Shimadzu Corp.	31,600	883,455
Shimano, Inc.	11,200	1,734,411
Shimizu Corp.	90,100	598,494
Shin-Etsu Chemical Co. Ltd.	260,500	10,931,762
Shionogi & Co. Ltd.	36,000	1,735,660
Shiseido Co. Ltd.	56,400	1,700,800
Shizuoka Financial Group, Inc.	78,300	663,606
SMC Corp.	8,200	4,405,901
SoftBank Corp.	410,200	5,118,772
SoftBank Group Corp.	148,400	6,623,271
Sompo Holdings, Inc.	43,275	2,116,485
Sony Group Corp.	180,300	17,147,681
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Square Enix Holdings Co. Ltd.	14,400	$517,072
Subaru Corp.	88,000	1,613,957
SUMCO Corp.	42,500	637,349
Sumitomo Chemical Co. Ltd.	169,600	413,776
Sumitomo Corp.	158,800	3,464,318
Sumitomo Electric Industries Ltd.	110,300	1,404,565
Sumitomo Metal Mining Co. Ltd.	38,200	1,150,335
Sumitomo Mitsui Financial Group, Inc.	181,700	8,865,929
Sumitomo Mitsui Trust Holdings, Inc.	91,292	1,752,029
Sumitomo Realty & Development Co. Ltd.	37,300	1,109,477
Suntory Beverage & Food Ltd.	20,800	685,957
Suzuki Motor Corp.	51,100	2,186,428
Sysmex Corp.	22,400	1,248,363
T&D Holdings, Inc.	65,700	1,043,978
Taisei Corp.	27,300	933,621
Takeda Pharmaceutical Co. Ltd.	228,175	6,560,436
TDK Corp.	54,000	2,572,468
Terumo Corp.	97,000	3,179,674
TIS, Inc.	33,800	744,799
Tobu Railway Co. Ltd.	27,000	725,553
Toho Co. Ltd.	17,600	595,279
Tokio Marine Holdings, Inc.	264,400	6,617,501
†Tokyo Electric Power Co. Holdings, Inc.	222,100	1,163,268
Tokyo Electron Ltd.	67,400	12,072,248
Tokyo Gas Co. Ltd.	56,000	1,286,014
Tokyu Corp.	73,700	899,558
TOPPAN Holdings, Inc.	39,300	1,096,777
Toray Industries, Inc.	206,100	1,071,574
Tosoh Corp.	41,800	533,913
TOTO Ltd.	17,000	447,667
Toyota Industries Corp.	19,700	1,606,738
Toyota Motor Corp.	1,535,800	28,216,240
Toyota Tsusho Corp.	31,600	1,861,935
Trend Micro, Inc.	17,600	942,162
Unicharm Corp.	56,500	2,042,816
USS Co. Ltd.	32,100	645,643
West Japan Railway Co.	32,900	1,372,233
Yakult Honsha Co. Ltd.	39,200	880,471
Yamaha Corp.	18,700	431,957
Yamaha Motor Co. Ltd.	139,500	1,246,101
Yamato Holdings Co. Ltd.	43,900	811,216
Yaskawa Electric Corp.	36,900	1,541,426
Yokogawa Electric Corp.	34,900	665,575
Zensho Holdings Co. Ltd.	13,300	696,977
LVIP SSGA International Index Fund-10

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
ZOZO, Inc.	18,100	$407,571
		523,232,446
Jordan–0.02%
Hikma Pharmaceuticals PLC	22,317	508,905
		508,905
Luxembourg–0.19%
ArcelorMittal SA	71,808	2,035,320
Eurofins Scientific SE	20,980	1,366,028
Tenaris SA	70,212	1,220,404
		4,621,752
Netherlands–4.71%
ABN AMRO Bank NV GDR	76,724	1,151,066
†Adyen NV	3,049	3,926,710
Aegon Ltd.	232,746	1,348,421
Akzo Nobel NV	25,313	2,090,792
†Argenx SE	8,745	3,316,164
ASM International NV	6,595	3,421,495
ASML Holding NV	58,318	43,887,958
ASR Nederland NV	22,860	1,077,590
BE Semiconductor Industries NV	11,025	1,660,740
Euronext NV	12,539	1,088,707
EXOR NV	15,510	1,549,565
Ferrovial SE	73,431	2,676,739
Heineken Holding NV	18,536	1,567,452
Heineken NV	41,188	4,180,466
IMCD NV	7,491	1,302,890
ING Groep NV	510,329	7,620,248
JDE Peet's NV	18,125	487,421
Koninklijke Ahold Delhaize NV	140,699	4,040,772
Koninklijke KPN NV	443,643	1,527,071
†Koninklijke Philips NV	119,001	2,769,961
NN Group NV	34,521	1,362,413
OCI NV	11,192	324,206
†Prosus NV	214,349	6,385,477
†Qiagen NV	31,208	1,357,412
Randstad NV	15,180	950,512
Stellantis NV	130,219	3,040,424
Universal Music Group NV	118,151	3,366,471
Wolters Kluwer NV	36,805	5,229,195
		112,708,338
New Zealand–0.27%
Auckland International Airport Ltd.	182,975	1,017,875
EBOS Group Ltd.	25,206	565,656
Fisher & Paykel Healthcare Corp. Ltd.	91,273	1,361,678
Mercury NZ Ltd.	99,317	414,370
Meridian Energy Ltd.	215,240	753,794
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
New Zealand (continued)
Spark New Zealand Ltd.	273,813	$896,611
†Xero Ltd.	20,695	1,583,723
		6,593,707
Norway–0.66%
†Adevinta ASA	48,699	538,762
Aker BP ASA	49,283	1,433,393
DNB Bank ASA	130,497	2,774,373
Equinor ASA	128,844	4,085,384
Gjensidige Forsikring ASA	32,261	595,374
Kongsberg Gruppen ASA	12,879	589,955
Mowi ASA	60,866	1,090,327
Norsk Hydro ASA	194,005	1,306,110
Orkla ASA	100,554	780,291
Salmar ASA	10,141	568,141
Telenor ASA	101,648	1,166,562
Yara International ASA	25,524	907,417
		15,836,089
Portugal–0.22%
EDP - Energias de Portugal SA	434,335	2,184,051
EDP Renovaveis SA	43,932	898,439
Galp Energia SGPS SA	77,597	1,142,747
Jeronimo Martins SGPS SA	44,236	1,125,143
		5,350,380
Singapore–1.25%
CapitaLand Ascendas REIT	515,065	1,182,532
CapitaLand Integrated Commercial Trust	713,522	1,113,738
CapitaLand Investment Ltd.	420,028	1,005,712
City Developments Ltd.	71,400	359,773
DBS Group Holdings Ltd.	260,048	6,583,219
Genting Singapore Ltd.	779,000	590,263
†Grab Holdings Ltd. Class A	269,400	907,878
Jardine Cycle & Carriage Ltd.	15,900	358,541
Keppel Corp. Ltd.	190,715	1,021,675
Mapletree Logistics Trust	470,074	619,761
Mapletree Pan Asia Commercial Trust	425,700	506,421
Oversea-Chinese Banking Corp. Ltd.	483,640	4,764,024
†Seatrium Ltd.	5,904,073	527,888
Sembcorp Industries Ltd.	127,800	514,202
Singapore Airlines Ltd.	203,050	1,009,288
Singapore Exchange Ltd.	130,100	969,034
Singapore Technologies Engineering Ltd.	235,300	693,553
Singapore Telecommunications Ltd.	1,154,900	2,161,472
United Overseas Bank Ltd.	182,385	3,931,694
LVIP SSGA International Index Fund-11

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
UOL Group Ltd.	59,451	$282,896
Wilmar International Ltd.	315,600	853,716
		29,957,280
Spain–2.48%
Acciona SA	4,250	625,415
ACS Actividades de Construccion y Servicios SA	30,212	1,339,438
Aena SME SA	10,144	1,837,669
Amadeus IT Group SA	63,024	4,514,049
Banco Bilbao Vizcaya Argentaria SA	865,431	7,859,060
Banco Santander SA	2,325,500	9,702,869
CaixaBank SA	595,017	2,447,494
†Cellnex Telecom SA	80,126	3,154,309
Corp. ACCIONA Energias Renovables SA	10,575	327,814
Enagas SA	38,549	649,620
Endesa SA	41,080	837,166
†Grifols SA	36,493	622,627
Iberdrola SA	862,154	11,297,570
Industria de Diseno Textil SA	156,115	6,795,491
Naturgy Energy Group SA	18,177	541,796
Redeia Corp. SA	59,962	986,968
Repsol SA	194,695	2,890,857
Telefonica SA	736,525	2,873,449
		59,303,661
Sweden–3.13%
Alfa Laval AB	38,854	1,553,998
Assa Abloy AB Class B	141,820	4,081,910
Atlas Copco AB Class A	383,612	6,600,786
Atlas Copco AB Class B	219,034	3,244,449
Beijer Ref AB	48,567	649,579
Boliden AB	42,518	1,325,783
Epiroc AB Class A	95,734	1,919,227
Epiroc AB Class B	56,651	990,798
EQT AB	54,615	1,543,248
Essity AB Class B	88,468	2,192,831
Evolution AB	25,941	3,092,020
†Fastighets AB Balder Class B	76,708	543,935
Getinge AB Class B	30,400	676,055
H & M Hennes & Mauritz AB Class B	94,787	1,659,845
Hexagon AB Class B	299,397	3,590,312
Holmen AB Class B	16,153	681,767
Husqvarna AB Class B	66,591	547,858
Industrivarden AB Class A	15,792	514,968
Industrivarden AB Class C	22,370	728,141
Indutrade AB	37,202	965,639
Investment AB Latour Class B	26,018	676,630
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Investor AB Class B	249,596	$5,778,344
L E Lundbergforetagen AB Class B	13,266	721,038
Lifco AB Class B	29,670	727,185
Nibe Industrier AB Class B	220,153	1,545,385
Saab AB Class B	11,548	695,670
Sagax AB Class B	28,074	772,129
Sandvik AB	150,817	3,261,256
Securitas AB Class B	77,507	757,545
Skandinaviska Enskilda Banken AB Class A	223,126	3,070,567
Skanska AB Class B	49,422	893,521
SKF AB Class B	43,476	867,705
Svenska Cellulosa AB SCA Class B	93,543	1,401,376
Svenska Handelsbanken AB Class A	201,875	2,190,671
Swedbank AB Class A	126,447	2,548,736
†Swedish Orphan Biovitrum AB	28,289	748,872
Tele2 AB Class B	85,945	737,422
Telefonaktiebolaget LM Ericsson Class B	432,496	2,706,195
Telia Co. AB	390,908	997,225
Volvo AB Class A	29,089	770,050
Volvo AB Class B	214,799	5,573,331
†Volvo Car AB Class B	102,602	331,222
		74,875,224
Switzerland–10.55%
ABB Ltd.	233,644	10,361,954
Adecco Group AG	20,767	1,019,029
Alcon, Inc.	71,487	5,579,224
†Avolta AG	14,219	559,259
Bachem Holding AG Class B	5,400	417,335
Baloise Holding AG	5,969	935,395
Banque Cantonale Vaudoise	4,837	623,999
Barry Callebaut AG	526	887,455
BKW AG	3,392	602,942
Chocoladefabriken Lindt & Spruengli AG	151	3,560,015
Cie Financiere Richemont SA Class A	74,652	10,274,025
Clariant AG	37,917	559,930
Coca-Cola HBC AG	31,762	933,189
DSM-Firmenich AG	26,596	2,701,180
EMS-Chemie Holding AG	926	749,784
Geberit AG	5,055	3,239,575
Givaudan SA	1,318	5,459,737
Glencore PLC	1,539,185	9,262,235
Helvetia Holding AG	5,353	737,664
Holcim AG	74,539	5,851,097
Julius Baer Group Ltd.	31,289	1,754,089
LVIP SSGA International Index Fund-12

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Kuehne & Nagel International AG	7,600	$2,618,727
Logitech International SA	23,715	2,248,984
Lonza Group AG	10,699	4,499,419
Nestle SA	386,146	44,769,153
Novartis AG	296,826	29,952,586
Partners Group Holding AG	3,208	4,626,721
Roche Holding AG	106,379	31,017,985
†Sandoz Group AG	58,627	1,886,269
Schindler Holding AG	9,792	2,403,454
SGS SA	21,616	1,864,365
†Siemens Energy AG	74,922	992,522
SIG Group AG	42,675	981,822
Sika AG	22,407	7,291,833
Sonova Holding AG	7,273	2,372,881
STMicroelectronics NV	97,716	4,880,741
Straumann Holding AG	16,413	2,646,219
Swatch Group AG	11,235	1,531,974
Swiss Life Holding AG	4,349	3,019,816
Swiss Prime Site AG	11,752	1,255,475
Swiss Re AG	43,052	4,840,375
Swisscom AG	3,636	2,187,523
Temenos AG	8,110	754,253
UBS Group AG	470,363	14,596,605
VAT Group AG	3,998	2,003,635
Zurich Insurance Group AG	21,518	11,247,028
		252,559,477
Thailand–0.09%
†Sea Ltd. ADR	51,500	2,085,750
		2,085,750
United Kingdom–13.37%
3i Group PLC	137,406	4,240,250
abrdn PLC	308,090	701,571
Admiral Group PLC	40,792	1,395,560
Anglo American PLC	182,229	4,577,275
Ashtead Group PLC	62,310	4,338,109
Associated British Foods PLC	52,377	1,580,265
AstraZeneca PLC	224,468	30,328,526
Auto Trader Group PLC	129,794	1,193,498
Aviva PLC	412,962	2,288,183
BAE Systems PLC	442,609	6,265,126
Barclays PLC	2,260,832	4,431,586
Barratt Developments PLC	146,631	1,051,518
Berkeley Group Holdings PLC	13,538	808,971
BP PLC	2,480,443	14,738,251
British American Tobacco PLC	303,835	8,890,089
BT Group PLC	941,664	1,483,561
Bunzl PLC	45,743	1,859,972
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Burberry Group PLC	53,120	$958,765
Centrica PLC	819,977	1,470,051
Coca-Cola Europacific Partners PLC	32,160	2,137,283
Compass Group PLC	252,247	6,899,962
Croda International PLC	20,287	1,305,871
Diageo PLC	319,686	11,637,852
Endeavour Mining PLC	26,771	599,553
Experian PLC	131,432	5,364,305
GSK PLC	587,429	10,858,611
Haleon PLC	792,392	3,248,738
Halma PLC	50,556	1,471,837
Hargreaves Lansdown PLC	58,970	551,719
HSBC Holdings PLC (London Shares)	2,839,730	23,002,954
Imperial Brands PLC	126,566	2,914,379
Informa PLC	192,235	1,914,193
InterContinental Hotels Group PLC	23,577	2,130,717
Intertek Group PLC	23,929	1,295,077
J Sainsbury PLC	209,264	807,150
JD Sports Fashion PLC	339,910	719,005
Kingfisher PLC	284,759	883,101
Land Securities Group PLC	110,952	996,763
Legal & General Group PLC	839,847	2,688,053
Lloyds Banking Group PLC	9,210,180	5,601,038
London Stock Exchange Group PLC	60,919	7,201,299
M&G PLC	290,077	822,317
Melrose Industries PLC	193,277	1,397,850
Mondi PLC	75,254	1,474,809
National Grid PLC	526,569	7,101,203
NatWest Group PLC	826,938	2,312,600
Next PLC	17,259	1,785,894
†Ocado Group PLC	86,932	840,367
Pearson PLC	102,796	1,263,381
Persimmon PLC	45,540	806,281
Phoenix Group Holdings PLC	101,089	689,622
Reckitt Benckiser Group PLC	103,037	7,118,418
RELX PLC	268,847	10,657,530
Rentokil Initial PLC	354,665	1,992,741
Rio Tinto PLC	162,363	12,090,371
†Rolls-Royce Holdings PLC	1,169,585	4,467,963
Sage Group PLC	138,876	2,075,540
Schroders PLC	117,517	643,960
Segro PLC	167,286	1,890,081
Severn Trent PLC	37,424	1,230,248
Shell PLC	958,802	31,427,256
Smith & Nephew PLC	118,153	1,624,261
Smiths Group PLC	45,532	1,023,489
LVIP SSGA International Index Fund-13

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Spirax-Sarco Engineering PLC	9,806	$1,313,043
SSE PLC	153,463	3,630,552
St. James's Place PLC	80,309	699,773
Standard Chartered PLC	334,215	2,839,764
Taylor Wimpey PLC	464,357	870,378
Tesco PLC	1,032,410	3,822,868
Unilever PLC	358,759	17,377,104
United Utilities Group PLC	96,652	1,305,277
Vodafone Group PLC	3,308,604	2,891,389
Whitbread PLC	29,619	1,380,281
†Wise PLC Class A	88,658	987,689
WPP PLC	148,207	1,422,508
		320,107,395
United States–0.22%
†Monday.com Ltd.	4,400	826,364
Stellantis NV	185,991	4,341,593
		5,167,957
Total Common Stock (Cost $1,352,480,354)		2,325,075,968
ΔCONVERTIBLE PREFERRED STOCK–0.06%
Germany–0.06%
†Dr Ing hc F Porsche AG	17,264	1,522,782
Total Convertible Preferred Stock (Cost $1,482,665)		1,522,782
	Number of Shares	Value (U.S. $)
ΔPREFERRED STOCKS–0.38%
Germany–0.38%
Bayerische Motoren Werke AG 9.48%	8,815	$875,332
Henkel AG & Co. KGaA 2.54%	24,267	1,951,887
Porsche Automobil Holding SE 5.54%	22,056	1,127,833
Sartorius AG 0.43%	3,779	1,390,053
Volkswagen AG 7.84%	29,736	3,670,066
Total Preferred Stocks (Cost $7,653,351)		9,015,171

MONEY MARKET FUND–1.75%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	41,847,367	41,847,367
Total Money Market Fund (Cost $41,847,367)		41,847,367

TOTAL INVESTMENTS–99.29% (Cost $1,403,463,737)	2,377,461,288
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.71%	17,067,038
NET ASSETS APPLICABLE TO 228,875,339 SHARES OUTSTANDING–100.00%	$2,394,528,326
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND STANDARD CLASS ($2,120,494,212 / 202,685,118 Shares)	$10.462
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND SERVICE CLASS ($274,034,114 / 26,190,221 Shares)	$10.463
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,757,158,341
Distributable earnings/(accumulated loss)	637,369,985
TOTAL NET ASSETS	$2,394,528,326

ΔSecurities have been classified by country of origin.
†Non-income producing.

★Includes $1,885,986 cash collateral held at broker for futures contracts, $34,055 variation margin due from broker on futures contracts,
$1,560,262 payable for fund shares redeemed, $85,308 other accrued expenses payable, $660,918 due to manager and affiliates, $25,560 payable for audit fee, $65,998 payable for fund accounting fee and $168,348 Payable for licensing fee as of December 31, 2023.

LVIP SSGA International Index Fund-14

LVIP SSGA International Index Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
536	E-mini MSCI EAFE Index	$60,364,320	$57,935,101	3/15/24	$2,429,219	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVA–Dutch Certificate
EAFE–Europe Australasia Far East
GDR–Global Depository Receipt
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund-15

LVIP SSGA International Index Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$76,214,884
Foreign taxes withheld	(6,727,524)
69,487,360
EXPENSES:
Management fees	9,138,518
Index fees	796,344
Shareholder servicing fees	662,543
Distribution fees-Service Class	649,116
Accounting and administration expenses	413,965
Custodian fees	188,060
Professional fees	137,874
Trustees’ fees and expenses	84,068
Pricing fees	43,815
Reports and statements to shareholders	31,410
Consulting fees	3,870
Other	54,987
12,204,570
Less:
Management fees waived	(2,832,713)
Total operating expenses	9,371,857
NET INVESTMENT INCOME	60,115,503
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	38,623,659
Foreign currencies	(375,396)
Futures contracts	2,349,946
Net realized gain	40,598,209
Net change in unrealized appreciation (depreciation) of:
Investments	274,305,203
Foreign currencies	596,231
Futures contracts	3,008,223
Net change in unrealized appreciation (depreciation)	277,909,657
NET REALIZED AND UNREALIZED GAIN	318,507,866
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$378,623,369
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$60,115,503	$71,901,072
Net realized gain	40,598,209	10,414,966
Net change in unrealized appreciation (depreciation)	277,909,657	(518,116,621)
Net increase (decrease) in net assets resulting from operations	378,623,369	(435,800,583)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(63,141,897)	(95,666,273)
Service Class	(7,544,783)	(11,075,154)
	(70,686,680)	(106,741,427)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	213,273,326	218,615,085
Service Class	28,133,769	30,890,813
Reinvestment of dividends and distributions:
Standard Class	63,141,897	95,666,273
Service Class	7,544,783	11,075,154
	312,093,775	356,247,325
Cost of shares redeemed:
Standard Class	(445,802,675)	(547,306,878)
Service Class	(51,856,609)	(52,455,833)
	(497,659,284)	(599,762,711)
Decrease in net assets derived from capital share transactions	(185,565,509)	(243,515,386)
NET INCREASE (DECREASE) IN NET ASSETS	122,371,180	(786,057,396)
NET ASSETS:
Beginning of year	2,272,157,146	3,058,214,542
End of year	$2,394,528,326	$2,272,157,146
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund-16

LVIP SSGA International Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.178	$11.218	$10.374	$9.843	$8.305
Income (loss) from investment operations:
Net investment income[1]	0.265	0.274	0.277	0.195	0.269
Net realized and unrealized gain (loss)	1.339	(1.888)	0.861	0.568	1.518
Total from investment operations	1.604	(1.614)	1.138	0.763	1.787
Less dividends and distributions from:
Net investment income	(0.320)	(0.426)	(0.294)	(0.232)	(0.249)
Total dividends and distributions	(0.320)	(0.426)	(0.294)	(0.232)	(0.249)
Net asset value, end of period	$10.462	$9.178	$11.218	$10.374	$9.843
Total return[2]	17.57%	(14.32% )	11.06%	7.85%	21.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,120,494	$2,016,487	$2,734,309	$2,671,741	$2,881,403
Ratio of expenses to average net assets	0.39%	0.37%	0.37%	0.38%	0.38%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.51%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.65%	2.86%	2.48%	2.17%	2.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.53%	2.73%	2.35%	2.05%	2.78%
Portfolio turnover	3%	3%	3%	18%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund-17

LVIP SSGA International Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.180	$11.220	$10.375	$9.846	$8.309
Income (loss) from investment operations:
Net investment income[1]	0.240	0.250	0.249	0.173	0.246
Net realized and unrealized gain (loss)	1.338	(1.889)	0.861	0.565	1.515
Total from investment operations	1.578	(1.639)	1.110	0.738	1.761
Less dividends and distributions from:
Net investment income	(0.295)	(0.401)	(0.265)	(0.209)	(0.224)
Total dividends and distributions	(0.295)	(0.401)	(0.265)	(0.209)	(0.224)
Net asset value, end of period	$10.463	$9.180	$11.220	$10.375	$9.846
Total return[2]	17.27%	(14.53% )	10.78%	7.58%	21.28%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$274,034	$255,670	$323,905	$310,753	$303,955
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.63%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.40%	2.61%	2.23%	1.92%	2.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.28%	2.48%	2.10%	1.80%	2.53%
Portfolio turnover	3%	3%	3%	18%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund-18

LVIP SSGA International Index Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in
LVIP SSGA International Index Fund-19

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP SSGA International Index Fund is $4,805,083 and $4,723,924 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.097% on the first $1 billion of the Fund’s average daily net assets and 0.145% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
Prior to May 01, 2023, LFI had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceeded 0.39% of the Fund’s average daily net assets for the Standard Class and 0.64% for the Service Class. The reimbursement was accrued daily and received monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$185,267
Legal	30,316
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP SSGA International Index Fund-20

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,718 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$546,567
Distribution fees payable to LFD	56,829
Shareholder servicing fees payable to Lincoln Life	57,522
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$57,956,925
Sales	278,071,586
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,508,601,892
Aggregate unrealized appreciation of investments and derivatives	$953,893,553
Aggregate unrealized depreciation of investments and derivatives	(84,626,441)
Net unrealized appreciation of investments and derivatives	$869,267,112
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA International Index Fund-21

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$175,885,075	$—	$—	$175,885,075
Austria	4,516,110	—	—	4,516,110
Belgium	19,061,113	—	—	19,061,113
Chile	1,192,262	—	—	1,192,262
China	480,744	—	—	480,744
Denmark	73,255,704	—	—	73,255,704
Faeroe Islands	4,567,589	—	—	4,567,589
Finland	25,449,776	—	—	25,449,776
France	272,387,239	—	—	272,387,239
Germany	188,067,332	—	—	188,067,332
Hong Kong	55,264,113	—	—	55,264,113
Ireland	22,362,940	—	—	22,362,940
Isle Of Man	1,157,576	—	—	1,157,576
Israel	5,079,417	10,386,340	—	15,465,757
Italy	53,054,277	—	—	53,054,277
Japan	523,232,446	—	—	523,232,446
Jordan	508,905	—	—	508,905
Luxembourg	4,621,752	—	—	4,621,752
Netherlands	112,708,338	—	—	112,708,338
New Zealand	6,593,707	—	—	6,593,707
Norway	15,836,089	—	—	15,836,089
Portugal	5,350,380	—	—	5,350,380
Singapore	29,957,280	—	—	29,957,280
Spain	59,303,661	—	—	59,303,661
Sweden	74,875,224	—	—	74,875,224
Switzerland	252,559,477	—	—	252,559,477
Thailand	2,085,750	—	—	2,085,750
United Kingdom	320,107,395	—	—	320,107,395
United States	5,167,957	—	—	5,167,957
Convertible Preferred Stock	1,522,782	—	—	1,522,782
Preferred Stocks	9,015,171	—	—	9,015,171
Money Market Fund	41,847,367	—	—	41,847,367
Total Investments	$2,367,074,948	$10,386,340	$—	$2,377,461,288
Derivatives:

Assets:
Futures Contract	$2,429,219	$—	$—	$2,429,219
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2023, a portion of the portfolio was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, partnership investments and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$70,686,680	$106,741,427
LVIP SSGA International Index Fund-22

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$11,976,000
Capital loss carryforward	(243,873,124)
Other temporary differences	(3)
Net unrealized appreciation	869,267,112
Distributable earnings/(accumulated loss)	$637,369,985
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,880,930	$241,992,194	$243,873,124
In 2023, the Fund utilized $33,807,236 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	21,368,625	23,215,516
Service Class	2,814,504	3,272,083
Shares reinvested:
Standard Class	6,193,149	10,524,881
Service Class	739,855	1,220,741
	31,116,133	38,233,221
Shares redeemed:
Standard Class	(44,592,170)	(57,764,433)
Service Class	(5,216,366)	(5,508,782)
	(49,808,536)	(63,273,215)
Net decrease	(18,692,403)	(25,039,994)
7. Line of Credit
During the year ended December 31, 2023, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, was subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that was a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under this agreement expired on  February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $75,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
LVIP SSGA International Index Fund-23

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$2,429,219	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,349,946	$3,008,223
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$43,920,500	$—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2023, the Fund had no assets and liabilities subject to offsetting provisions.
LVIP SSGA International Index Fund-24

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Index Fund-25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA International Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA International Index Fund–26

LVIP SSGA International Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024.  The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP SSGA International Index Fund-27

LVIP SSGA International Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement.  The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA International Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI EAFE NR USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods and the same as the return of the Morningstar peer group median and below the return of the benchmark index for the five- and ten-year periods. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund.  The Board considered that LFI compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and SSGA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA International Index Fund-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA International Index Fund-29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA International Index Fund-30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA International Index Fund-31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA International Index Fund-32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Index Fund-33

LVIP SSGA International Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA International Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Schroder Investment Management

North America Inc.
The Fund returned 17.44% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 18.24%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be close or at the end of its rate hiking cycle. Fixed income returns finished positive in 2023 despite the unprecedented bear bond market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads narrowed and default rates remained relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500®Index5 returned 26.3% during 2023, while the Nasdaq® Composite Index6 returned 44.6% over that same period. As measured by the CBOE Volatility Index7 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500®Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The LVIP SSGA International Managed Volatility Fund is constructed of an equity sleeve consisting of 100% allocation to SSGA’s International Index strategy, as well as a risk overlay sleeve. During the calendar year 2023, the equity sleeve underperformed the benchmark mainly due to fees.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. Despite the equity market’s rapid recovery from the end of 2022 and the V-shaped markets during the second half of 2023, the risk management overlay of the Fund had a positive impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments Corporation:	Maria Ma Alex Zeng
Schroder Investment Management North America Inc.:	Mike Hodgson Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 1/2/14 through 12/31/23

LVIP SSGA International Managed Volatility Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Service Class
MSCI EAFE Index (net dividends)
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$15,203
$12,068
$11,773
1/2/14
12/31/23

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,068 for the Standard Class shares and to $11,773 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $15,203. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP SSGA International Managed Volatility Fund-1

LVIP SSGA International Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 17.44%
Five Years	+ 4.94%
Inception (1/2/14)	+ 1.90%
Service Class Shares
One Year	+ 17.15%
Five Years	+ 4.68%
Inception (1/2/14)	+ 1.65%
1.The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
2.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities,MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting.The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1,1973.
4.The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
5.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6.The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7.The CBOE Market Volatility Index (VIX) is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP SSGA International Managed Volatility Fund-2

LVIP SSGA International Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,051.80	0.25%	$1.29
Service Class Shares	1,000.00	1,050.50	0.50%	2.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP SSGA International Managed Volatility Fund-3

LVIP SSGA International Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.84%
Investment Company	95.84%
International Equity Fund	95.84%
Unaffiliated Investment	3.87%
Investment Company	3.87%
Money Market Fund	3.87%
Total Investments	99.71%
Receivables and Other Assets Net of Liabilities	0.29%
Total Net Assets	100.00%
LVIP SSGA International Managed Volatility Fund-4

LVIP SSGA International Managed Volatility Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–95.84%
INVESTMENT COMPANY–95.84%
International Equity Fund–95.84%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	28,358,093	$296,682,363
Total Affiliated Investment (Cost $230,901,523)		296,682,363

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–3.87%
INVESTMENT COMPANY–3.87%
Money Market Fund–3.87%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	11,972,106	$11,972,106
Total Unaffiliated Investment (Cost $11,972,106)		11,972,106

TOTAL INVESTMENTS–99.71% (Cost $242,873,629)	308,654,469
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.29%	900,947
NET ASSETS APPLICABLE TO 32,653,321 SHARES OUTSTANDING–100.00%	$309,555,416

✧✧Standard Class shares.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
39	British Pound	$3,108,056	$3,055,434	3/18/24	$52,622	$—
37	Euro	5,122,188	5,012,839	3/18/24	109,349	—
41	Japanese Yen	3,677,700	3,573,425	3/18/24	104,275	—
					266,246	—
Equity Contracts:
3	E-mini MSCI Emerging Markets Index	155,055	148,222	3/15/24	6,833	—
1	E-mini S&P 500 Index	241,000	231,264	3/15/24	9,736	—
1	E-mini S&P MidCap 400 Index	280,950	263,591	3/15/24	17,359	—
101	Euro STOXX 50 Index	5,065,398	5,039,722	3/15/24	25,676	—
31	FTSE 100 Index	3,064,915	2,978,422	3/15/24	86,493	—
16	Nikkei 225 Index (OSE)	3,795,751	3,733,384	3/7/24	62,367	—
					208,464	—
Total Futures Contracts					$474,710	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund-5

LVIP SSGA International Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Affiliated investments, at value	$296,682,363
Unaffiliated investments, at value	11,972,106
Cash collateral held at broker for futures contracts	1,014,772
Receivable for securities sold	281,327
Dividends and interest receivable	54,077
Expense reimbursement receivable from Lincoln Financial Investments Corporation	22,615
Receivable for fund shares sold	16,931
Variation margin due from broker on futures contracts	3,997
Prepaid expenses	1,503
TOTAL ASSETS	310,049,691
LIABILITIES:
Payable for fund shares redeemed	313,064
Due to manager and affiliates	124,802
Payable for audit fee	22,140
Other accrued expenses payable	17,764
Payable for fund accounting fee	16,505
TOTAL LIABILITIES	494,275
TOTAL NET ASSETS	$309,555,416
Affiliated investments, at cost	$230,901,523
Unaffiliated investments, at cost	11,972,106
Standard Class:
Net Assets	$25,817,167
Shares Outstanding	2,725,121
Net Asset Value Per Share	$9.474
Service Class:
Net Assets	$283,738,249
Shares Outstanding	29,928,200
Net Asset Value Per Share	$9.481
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$262,284,508
Distributable earnings/(accumulated loss)	47,270,908
TOTAL NET ASSETS	$309,555,416
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund-6

LVIP SSGA International Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from affiliated investments	$8,904,174
Dividends from unaffiliated investments	630,684
9,534,858
EXPENSES:
Distribution fees-Service Class	704,738
Management fees	703,676
Shareholder servicing fees	88,724
Accounting and administration expenses	78,867
Professional fees	45,339
Reports and statements to shareholders	13,035
Trustees’ fees and expenses	11,295
Custodian fees	10,688
Consulting fees	5,251
Pricing fees	545
Other	10,870
1,673,028
Less:
Management fees waived	(15,297)
Expenses reimbursed	(203,425)
Total operating expenses	1,454,306
NET INVESTMENT INCOME	8,080,552
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	8,074,732
Sale of unaffiliated investments	354
Foreign currencies	28,948
Futures contracts	1,321,903
Net realized gain	9,425,937
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	31,349,162
Foreign currencies	(5,395)
Futures contracts	531,541
Net change in unrealized appreciation (depreciation)	31,875,308
NET REALIZED AND UNREALIZED GAIN	41,301,245
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,381,797
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,080,552	$12,437,256
Net realized gain (loss)	9,425,937	(11,101,067)
Net change in unrealized appreciation (depreciation)	31,875,308	(66,963,527)
Net increase (decrease) in net assets resulting from operations	49,381,797	(65,627,338)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(728,322)	(986,292)
Service Class	(7,359,751)	(11,781,039)
	(8,088,073)	(12,767,331)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,459,911	1,871,994
Service Class	8,069,582	20,170,644
Reinvestment of dividends and distributions:
Standard Class	728,322	986,292
Service Class	7,359,751	11,781,039
	24,617,566	34,809,969
Cost of shares redeemed:
Standard Class	(9,374,902)	(1,717,572)
Service Class	(59,875,955)	(34,199,780)
	(69,250,857)	(35,917,352)
Decrease in net assets derived from capital share transactions	(44,633,291)	(1,107,383)
NET DECREASE IN NET ASSETS	(3,339,567)	(79,502,052)
NET ASSETS:
Beginning of year	312,894,983	392,397,035
End of year	$309,555,416	$312,894,983
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund-7

LVIP SSGA International Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$8.301	$10.434	$9.634	$9.905	$8.555
Income (loss) from investment operations:
Net investment income[2]	0.259	0.353	0.226	0.180	0.210
Net realized and unrealized gain (loss)	1.189	(2.114)	0.811	(0.276)	1.396
Total from investment operations	1.448	(1.761)	1.037	(0.096)	1.606
Less dividends and distributions from:
Net investment income	(0.275)	(0.372)	(0.237)	(0.175)	(0.232)
Net realized gain	—	—	—	—	(0.024)
Total dividends and distributions	(0.275)	(0.372)	(0.237)	(0.175)	(0.256)
Net asset value, end of period	$9.474	$8.301	$10.434	$9.634	$9.905
Total return[3]	17.44%	(16.83% )	10.76%	(0.97% )	18.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,817	$22,837	$27,222	$23,989	$22,371
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.32%	0.31%	0.32%	0.49%
Ratio of net investment income to average net assets	2.87%	4.02%	2.17%	2.07%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.80%	3.95%	2.11%	2.00%	2.01%
Portfolio turnover	4%	8%	4%	10%	4%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund-8

LVIP SSGA International Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$8.307	$10.440	$9.639	$9.912	$8.562
Income (loss) from investment operations:
Net investment income[2]	0.237	0.331	0.200	0.158	0.186
Net realized and unrealized gain (loss)	1.188	(2.114)	0.812	(0.279)	1.395
Total from investment operations	1.425	(1.783)	1.012	(0.121)	1.581
Less dividends and distributions from:
Net investment income	(0.251)	(0.350)	(0.211)	(0.152)	(0.207)
Net realized gain	—	—	—	—	(0.024)
Total dividends and distributions	(0.251)	(0.350)	(0.211)	(0.152)	(0.231)
Net asset value, end of period	$9.481	$8.307	$10.440	$9.639	$9.912
Total return[3]	17.15%	(17.04% )	10.49%	(1.22% )	18.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$283,738	$290,058	$365,175	$367,033	$375,406
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.57%	0.56%	0.57%	0.74%
Ratio of net investment income to average net assets	2.62%	3.77%	1.92%	1.82%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.55%	3.70%	1.86%	1.75%	1.76%
Portfolio turnover	4%	8%	4%	10%	4%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund-9

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed  to be a shareholder  of any other series. These financial statements  and the related notes pertain to the LVIP SSGA International Managed Volatility Fund (the “Fund”).  The financial statements of the Trust’s other series are included in separate reports to their shareholders.  The Trust is an open-end  investment company. The Fund is a diversified  management investment company registered  under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln  Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSGA International Index Fund (collectively,  the “Underlying Funds”). The Fund is advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)). The LVIP SSGA International Index Fund, which is subadvised by an unaffiliated sub-adviser, invests primarily in the securities of companies located in developed countries outside of the United States. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA International Managed Volatility Fund-10

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$196,873	$205,670	$203,425	$605,968
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$24,903
Legal	4,073
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,887 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP SSGA International Managed Volatility Fund-11

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$22,615
Management fees payable to LFI	58,099
Distribution fees payable to LFD	59,215
Shareholder servicing fees payable to Lincoln Life	7,488
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-95.84%@
International Equity Fund-95.84%@
✧✧LVIP SSGA International Index Fund	$300,162,296	$11,970,058	$54,873,885	$8,074,732	$31,349,162	$296,682,363	28,358,093	$8,904,174	$—

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$11,970,058
Sales	54,873,885
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$246,368,690
Aggregate unrealized appreciation of investments and derivatives	$66,262,856
Aggregate unrealized depreciation of investments and derivatives	(3,916,724)
Net unrealized appreciation of investments and derivatives	$62,346,132
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted
LVIP SSGA International Managed Volatility Fund-12

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$296,682,363	$—	$—	$296,682,363
Unaffiliated Investment Company	11,972,106	—	—	11,972,106
Total Investments	$308,654,469	$—	$—	$308,654,469
Derivatives:
Assets:
Futures Contracts	$474,710	$—	$—	$474,710
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$8,088,073	$12,767,331
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$49,870
Capital loss carryforward	(15,125,094)
Net unrealized appreciation	62,346,132
Distributable earnings/(accumulated loss)	$47,270,908
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$15,125,094	$15,125,094
In 2023, the Fund utilized $9,662,239 of capital loss carryforwards.
LVIP SSGA International Managed Volatility Fund-13

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	939,083	216,677
Service Class	892,968	2,379,298
Shares reinvested:
Standard Class	76,781	120,164
Service Class	775,328	1,434,436
	2,684,160	4,150,575
Shares redeemed:
Standard Class	(1,041,907)	(194,526)
Service Class	(6,657,656)	(3,873,473)
	(7,699,563)	(4,067,999)
Net increase (decrease)	(5,015,403)	82,576
7. Line of Credit
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
Prior to February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, were subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP SSGA International Managed Volatility Fund-14

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$208,464	Variation margin due from broker on futures contracts	$—
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	266,246	Variation margin due from broker on futures contracts	—
Total		$474,710		$—

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,761,024	$416,343
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(439,121)	115,198
Total		$1,321,903	$531,541
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$24,997,823	$—
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP SSGA International Managed Volatility Fund-15

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Managed Volatility Fund-16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA International Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA International Managed Volatility Fund–17

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA International Managed Volatility Fund-18

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP SSGA International Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the Underlying Sleeve of the Fund to a peer group of funds in the Morningstar Foreign Large Blend funds category and MSCI EAFE NR USD Index. The Board also referred to the information provided by LFI comparing the total return, standard deviation and Sharpe ratio of the Fund to a Foreign Large Blend funds category and the benchmark index. The Board concluded that the services provided by LFI were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA International Managed Volatility Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA International Managed Volatility Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA International Managed Volatility Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA International Managed Volatility Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA International Managed Volatility Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Managed Volatility Fund-24

LVIP SSGA Large Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Large Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 24.44% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Index1, returned 26.29%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index returned 26.3% during 2023, while the Nasdaq® Composite Index5 returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX)6, stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index7, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
This Fund predominately consists of an allocation to a domestic large cap equity index fund. The Fund is expected to closely track the benchmark, but may not track the index exactly due to expenses, cash, transaction costs and other unique factors.  During calendar year 2023, the Fund’s index allocation tracked the prospectus benchmark closely.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP SSGA Large Cap Managed Volatility Fund-1

LVIP SSGA Large Cap Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Large Cap Managed Volatility Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP SSGA Large Cap Managed Volatility Fund - Standard Class
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
S&P 500® Index
$38,000
$33,000
$28,000
$23,000
$18,000
$13,000
$8,000
12/31/13
12/31/23
$31,150
$23,481
$22,901

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap Managed Volatility Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,481 for the Standard Class shares and to $22,901 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $31,150. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 24.44%
Five Years	+ 13.23%
Ten Years	+ 8.91%
Service Class Shares
One Year	+ 24.13%
Five Years	+ 12.94%
Ten Years	+ 8.64%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting.
The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
7. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP SSGA Large Cap Managed Volatility Fund-2

LVIP SSGA Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,077.90	0.25%	$1.31
Service Class Shares	1,000.00	1,076.50	0.50%	2.62
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.60	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP SSGA Large Cap Managed Volatility Fund-3

LVIP SSGA Large Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.61%
Investment Company	95.61%
Equity Fund	95.61%
Unaffiliated Investment	4.19%
Investment Company	4.19%
Money Market Fund	4.19%
Total Investments	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%
LVIP SSGA Large Cap Managed Volatility Fund-4

LVIP SSGA Large Cap Managed Volatility Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–95.61%
INVESTMENT COMPANY–95.61%
Equity Fund–95.61%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	31,697,791	$838,438,274
Total Affiliated Investment (Cost $512,931,868)		838,438,274

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.19%
INVESTMENT COMPANY–4.19%
Money Market Fund–4.19%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	36,759,723	$36,759,723
Total Unaffiliated Investment (Cost $36,759,723)		36,759,723

TOTAL INVESTMENTS–99.80% (Cost $549,691,591)	875,197,997
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	1,774,276
NET ASSETS APPLICABLE TO 57,240,792 SHARES OUTSTANDING–100.00%	$876,972,273

✧✧Standard Class shares.

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
163	E-mini S&P 500 Index	$39,283,000	$37,696,030	3/15/24	$1,586,970	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund-5

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Affiliated investments, at value	$838,438,274
Unaffiliated investments, at value	36,759,723
Cash collateral held at broker for futures contracts	2,115,740
Receivable for securities sold	453,221
Dividends and interest receivable	162,936
Receivable for fund shares sold	54,808
Expense reimbursement receivable from Lincoln Financial Investments Corporation	35,304
Prepaid expenses	4,179
TOTAL ASSETS	878,024,185
LIABILITIES:
Payable for fund shares redeemed	531,883
Due to manager and affiliates	370,224
Variation margin due to broker on futures contracts	99,834
Payable for audit fee	22,140
Payable for fund accounting fee	16,405
Other accrued expenses payable	11,426
TOTAL LIABILITIES	1,051,912
TOTAL NET ASSETS	$876,972,273
Affiliated investments, at cost	$512,931,868
Unaffiliated investments, at cost	36,759,723
Standard Class:
Net Assets	$26,284
Shares Outstanding	1,710
Net Asset Value Per Share	$15.367
Service Class:
Net Assets	$876,945,989
Shares Outstanding	57,239,082
Net Asset Value Per Share	$15.321
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$716,437,588
Distributable earnings/(accumulated loss)	160,534,685
TOTAL NET ASSETS	$876,972,273
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund-6

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from affiliated investments	$11,451,203
Dividends from unaffiliated investments	2,048,422
13,499,625
EXPENSES:
Distribution fees-Service Class	2,072,504
Management fees	1,906,757
Shareholder servicing fees	240,417
Accounting and administration expenses	127,695
Professional fees	52,912
Trustees’ fees and expenses	30,176
Reports and statements to shareholders	20,174
Custodian fees	8,039
Consulting fees	5,647
Pricing fees	73
Other	19,718
4,484,112
Less:
Management fees waived	(41,451)
Expenses reimbursed	(339,047)
Total operating expenses	4,103,614
NET INVESTMENT INCOME	9,396,011
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	5,809,655
Sale of unaffiliated investments	6,454
Distributions from affiliated investment companies	20,424,708
Futures contracts	(1,076,968)
Net realized gain	25,163,849
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	144,398,786
Futures contracts	1,207,473
Net change in unrealized appreciation (depreciation)	145,606,259
NET REALIZED AND UNREALIZED GAIN	170,770,108
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$180,166,119
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,396,011	$7,378,939
Net realized gain	25,163,849	84,809,270
Net change in unrealized appreciation (depreciation)	145,606,259	(253,566,529)
Net increase (decrease) in net assets resulting from operations	180,166,119	(161,378,320)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,874)	(1,334)
Service Class	(130,545,889)	(47,151,612)
	(130,549,763)	(47,152,946)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	45,986,772	48,326,996
Reinvestment of dividends and distributions:
Standard Class	3,874	1,334
Service Class	130,545,889	47,151,612
	176,536,535	95,479,942
Cost of shares redeemed:
Service Class	(121,281,588)	(77,027,790)
	(121,281,588)	(77,027,790)
Increase in net assets derived from capital share transactions	55,254,947	18,452,152
NET INCREASE (DECREASE) IN NET ASSETS	104,871,303	(190,079,114)
NET ASSETS:
Beginning of year	772,100,970	962,180,084
End of year	$876,972,273	$772,100,970
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund-7

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$14.628	$18.757	$16.325	$14.814	$12.851
Income (loss) from investment operations:
Net investment income[2]	0.216	0.187	0.173	0.192	0.219
Net realized and unrealized gain (loss)	3.158	(3.343)	4.298	2.082	2.465
Total from investment operations	3.374	(3.156)	4.471	2.274	2.684
Less dividends and distributions from:
Net investment income	(0.202)	(0.216)	(0.254)	(0.288)	(0.210)
Net realized gain	(2.433)	(0.757)	(1.785)	(0.475)	(0.511)
Total dividends and distributions	(2.635)	(0.973)	(2.039)	(0.763)	(0.721)
Net asset value, end of period	$15.367	$14.628	$18.757	$16.325	$14.814
Total return[3]	24.44%	(16.78% )	28.09%	15.78%	21.19%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26	$21	$25	$20	$17
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.30%	0.29%	0.29%	0.43%
Ratio of net investment income to average net assets	1.38%	1.13%	0.94%	1.29%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.33%	1.08%	0.90%	1.25%	1.39%
Portfolio turnover	9%	9%	4%	10%	8%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund-8

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$14.596	$18.718	$16.299	$14.796	$12.844
Income (loss) from investment operations:
Net investment income[2]	0.176	0.144	0.126	0.153	0.184
Net realized and unrealized gain (loss)	3.147	(3.333)	4.287	2.076	2.456
Total from investment operations	3.323	(3.189)	4.413	2.229	2.640
Less dividends and distributions from:
Net investment income	(0.165)	(0.176)	(0.209)	(0.251)	(0.177)
Net realized gain	(2.433)	(0.757)	(1.785)	(0.475)	(0.511)
Total dividends and distributions	(2.598)	(0.933)	(1.994)	(0.726)	(0.688)
Net asset value, end of period	$15.321	$14.596	$18.718	$16.299	$14.796
Total return[3]	24.13%	(17.00% )	27.77%	15.49%	20.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$876,946	$772,080	$962,155	$836,192	$745,519
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.55%	0.54%	0.54%	0.68%
Ratio of net investment income to average net assets	1.13%	0.88%	0.69%	1.04%	1.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.08%	0.83%	0.65%	1.00%	1.14%
Portfolio turnover	9%	9%	4%	10%	8%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund-9

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA S&P 500 Index Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated sub-adviser, invests primarily in stocks that make up the S&P 500®Index. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.23% of the Fund's
LVIP SSGA Large Cap Managed Volatility Fund-10

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$310,996	$329,314	$339,047	$979,357
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$66,581
Legal	10,903
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,294 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$35,304
Management fees payable to LFI	165,281
Distribution fees payable to LFD	183,640
Shareholder servicing fees payable to Lincoln Life	21,303
LVIP SSGA Large Cap Managed Volatility Fund-11

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-95.61%@
Equity Fund-95.61%@
✧✧LVIP SSGA S&P 500 Index Fund	$710,008,042	$71,956,184	$93,734,393	$5,809,655	$144,398,786	$838,438,274	31,697,791	$11,451,203	$20,424,708

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$71,956,184
Sales	93,734,393
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$553,832,146
Aggregate unrealized appreciation of investments and derivatives	$321,372,105
Aggregate unrealized depreciation of investments and derivatives	(6,256)
Net unrealized appreciation of investments and derivatives	$321,365,849
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Large Cap Managed Volatility Fund-12

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$838,438,274	$—	$—	$838,438,274
Unaffiliated Investment Company	36,759,723	—	—	36,759,723
Total Investments	$875,197,997	$—	$—	$875,197,997
Derivatives:
Assets:
Futures Contract	$1,586,970	$—	$—	$1,586,970
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses and futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$38,075,222	$29,485,430
Long-term capital gains	92,474,541	17,667,516
Total	$130,549,763	$47,152,946
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,855,232
Undistributed long-term capital gains	22,671,364
Other temporary differences	(185,357,760)
Net unrealized appreciation	321,365,849
Distributable earnings/(accumulated loss)	$160,534,685
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	—	—
Service Class	3,002,836	2,989,750
Shares reinvested:
Standard Class	266	91
Service Class	9,028,009	3,217,486
	12,031,111	6,207,327
Shares redeemed:
Standard Class	—	—
Service Class	(7,687,432)	(4,715,141)
	(7,687,432)	(4,715,141)
Net increase	4,343,679	1,492,186
LVIP SSGA Large Cap Managed Volatility Fund-13

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
7. Line of Credit
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
Prior to February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, were subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$1,586,970	Variation margin due to broker on futures contracts	$—

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

LVIP SSGA Large Cap Managed Volatility Fund-14

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,076,968)	$1,207,473
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$33,720,399	$11,374,304
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Large Cap Managed Volatility Fund-15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA Large Cap Managed Volatility Fund–16

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Large Cap Managed Volatility Fund-17

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP SSGA Large Cap Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LFI comparing the total return, standard deviation and Sharpe ratio of the Fund to a Large Blend funds category and the benchmark index. The Board concluded that the services provided by LFI were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Large Cap Managed Volatility Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA Large Cap Managed Volatility Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA Large Cap Managed Volatility Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA Large Cap Managed Volatility Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Large Cap Managed Volatility Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Large Cap Managed Volatility Fund-23

LVIP SSGA Mid-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Mid-Cap Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Mid-Cap Index Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 16.05% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P MidCap 400® Index1, returned 16.44%.
The U.S. economy rebounded this year after a difficult 2022. The first quarter success, which was caused by optimism that the U.S. Federal Reserve (the Fed) could halt their recent interest rate hike pattern. Although that didn’t end up happening, the positive earnings announcements from many S&P 400® Index (the Index) constituents during the quarter buoyed the U.S. market.
Momentum carried into the second quarter, at this point, inflation had peak and the month over month headline inflation stood at 4.0%. While the Fed raised raise rates in the second quarter, it also paused rate hikes for the first time. With the backdrop of a tighter job market, the index returns continued to reward investors in this quarter.
The third quarter was the outlier of 2023 as the Index lost during the period. The prolonged hope of rate cuts finally waned as the Fed kept rates unchanged in September and Fed Chair Jerome Powell cautioned that inflation remained high and interest rates could stay elevated for a longer period of time than previously anticipated.
As the year came to a close, the fourth quarter proved to be the most fruitful of the calendar year, as economic factors finally started to improve. Namely, inflation finally softened, and many countries (including Brazil and Chile) started cutting their rates. The Fed held rates once again, but signs were pointing to an end in sight.
The best performing sectors for the year were Technology, Industrials, and Consumer Discretionary. The only negative sectors for the year, however, were Utilities and Communication Services.
The Fund used futures to gain market exposure for the cash position during the period. The Fund’s use of futures detracted from Fund performance relative to the Index.
On an absolute, individual security level, the top positive contributors to the Fund’s performance during the period were Builders FirstSource2, Super Micro Computers, and Jabil Inc2. The top negative contributors to the Fund's performance during the period were First Horizon Corp, Wolfspeed Inc, and Medical Properties Trust, Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:
 Emiliano Rabinovich
Karl Schneider
Ted Janowsky
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP SSGA Mid-Cap Index Fund
Growth of $10,000 invested 9/2/14 through 12/31/23

LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Mid-Cap Index Fund - Service Class
S&P MidCap 400® Index
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/2/14
12/31/23
$22,450
$21,734
$21,233

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Mid-Cap Index Fund shares on 9/2/14 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,734 for the Standard Class shares and to $21,233 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have increased to $22,450. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 16.05%
Five Years	+ 12.22%
Inception (9/2/14)	+ 8.67%
Service Class Shares
One Year	+ 15.75%
Five Years	+ 11.94%
Inception (9/2/14)	+ 8.40%
1. The S&P MidCap 400®Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.
2. Securities were not held in the fund as of 12/31/2023.
LVIP SSGA Mid-Cap Index Fund-1

LVIP SSGA Mid-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”)and Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,067.90	0.35%	$1.82
Service Class Shares	1,000.00	1,066.50	0.60%	3.13
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.35%	$1.79
Service Class Shares	1,000.00	1,022.20	0.60%	3.06

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA Mid-Cap Index Fund-2

LVIP SSGA Mid-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.64%
Aerospace & Defense	1.19%
Air Freight & Logistics	0.29%
Auto Components	1.50%
Automobiles	0.43%
Banks	5.71%
Beverages	0.62%
Biotechnology	1.54%
Building Products	3.45%
Capital Markets	2.75%
Chemicals	2.38%
Commercial Services & Supplies	1.28%
Communications Equipment	0.50%
Construction & Engineering	2.00%
Construction Materials	0.43%
Consumer Finance	0.71%
Containers & Packaging	1.80%
Diversified Consumer Services	0.93%
Diversified Financial Services	1.84%
Diversified Telecommunication Services	0.43%
Electric Utilities	0.93%
Electrical Equipment	1.59%
Electronic Equipment, Instruments & Components	2.38%
Energy Equipment & Services	0.99%
Entertainment	0.19%
Equity Real Estate Investment Trusts	0.56%
Food & Staples Retailing	1.90%
Food Products	1.12%
Gas Utilities	0.98%
Health Care Equipment & Supplies	2.38%
Health Care Providers & Services	2.08%
Health Care REITs	0.93%
Health Care Technology	0.13%
Hotel & Resort REITs	0.13%
Hotels, Restaurants & Leisure	3.54%
Household Durables	1.92%
Independent Power and Renewable Electricity Producers	0.67%
Industrial REITs	1.36%
Insurance	4.46%
Interactive Media & Services	0.34%
IT Services	0.78%
Leisure Products	0.91%
Life Sciences Tools & Services	1.14%
Machinery	4.84%
Marine	0.19%
Media	0.74%
Security Type/Sector	Percentage of Net Assets
Metals & Mining	2.37%
Mortgage Real Estate Investment Trusts (REITs)	0.63%
Multiline Retail	0.47%
Multi-Utilities	0.27%
Office REITs	0.61%
Oil, Gas & Consumable Fuels	4.05%
Paper & Forest Products	0.18%
Personal Products	0.47%
Pharmaceuticals	0.48%
Professional Services	2.90%
Real Estate Management & Development	0.36%
Residential REITs	0.86%
Retail REITs	1.28%
Road & Rail	2.00%
Semiconductors & Semiconductor Equipment	2.89%
Software	2.53%
Specialized REITs	1.91%
Specialty Retail	3.97%
Technology Hardware, Storage & Peripherals	0.52%
Textiles, Apparel & Luxury Goods	2.11%
Trading Companies & Distributors	1.45%
Water Utilities	0.37%
Money Market Fund	0.44%
Total Investments	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Deckers Outdoor Corp.	0.68%
Reliance Steel & Aluminum Co.	0.64%
Carlisle Cos., Inc.	0.60%
GoDaddy, Inc. Class A	0.59%
Graco, Inc.	0.58%
Watsco, Inc.	0.57%
RPM International, Inc.	0.57%
Lennox International, Inc.	0.57%
WP Carey, Inc.	0.56%
Manhattan Associates, Inc.	0.53%
Total	5.89%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP SSGA Mid-Cap Index Fund-3

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.64%
Aerospace & Defense–1.19%
BWX Technologies, Inc.	32,825	$2,518,662
Curtiss-Wright Corp.	13,747	3,062,694
Hexcel Corp.	30,313	2,235,584
Woodward, Inc.	21,683	2,951,707
		10,768,647
Air Freight & Logistics–0.29%
†GXO Logistics, Inc.	42,684	2,610,553
		2,610,553
Auto Components–1.50%
†Adient PLC	33,611	1,222,096
Autoliv, Inc.	26,901	2,964,221
†Fox Factory Holding Corp.	15,205	1,026,033
Gentex Corp.	83,775	2,736,092
†Goodyear Tire & Rubber Co.	101,734	1,456,831
Lear Corp.	20,927	2,955,102
†Visteon Corp.	10,120	1,263,988
		13,624,363
Automobiles–0.43%
Harley-Davidson, Inc.	45,523	1,677,067
Thor Industries, Inc.	19,131	2,262,241
		3,939,308
Banks–5.71%
Associated Banc-Corp.	54,162	1,158,525
Bank OZK	37,763	1,881,730
Cadence Bank	65,539	1,939,299
Columbia Banking System, Inc.	74,852	1,997,051
Commerce Bancshares, Inc.	42,760	2,283,812
Cullen/Frost Bankers, Inc.	23,012	2,496,572
East West Bancorp, Inc.	50,776	3,653,333
First Financial Bankshares, Inc.	46,104	1,396,951
First Horizon Corp.	200,506	2,839,165
FNB Corp.	128,773	1,773,204
Glacier Bancorp, Inc.	39,791	1,644,164
Hancock Whitney Corp.	30,909	1,501,868
Home BancShares, Inc.	67,613	1,712,637
International Bancshares Corp.	19,151	1,040,282
New York Community Bancorp, Inc.	259,281	2,652,445
Old National Bancorp	105,004	1,773,518
Pinnacle Financial Partners, Inc.	27,547	2,402,649
Prosperity Bancshares, Inc.	33,635	2,278,099
SouthState Corp.	27,277	2,303,543
Synovus Financial Corp.	52,456	1,974,969
†Texas Capital Bancshares, Inc.	17,227	1,113,381
UMB Financial Corp.	15,671	1,309,312
United Bankshares, Inc.	48,425	1,818,359
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Valley National Bancorp	153,031	$1,661,917
Webster Financial Corp.	61,795	3,136,714
Wintrust Financial Corp.	21,968	2,037,532
		51,781,031
Beverages–0.62%
†Boston Beer Co., Inc. Class A	3,392	1,172,241
†Celsius Holdings, Inc.	52,981	2,888,524
Coca-Cola Consolidated, Inc.	1,682	1,561,569
		5,622,334
Biotechnology–1.54%
†Arrowhead Pharmaceuticals, Inc.	38,469	1,177,152
†Exelixis, Inc.	111,702	2,679,731
†Halozyme Therapeutics, Inc.	47,344	1,749,834
†Neurocrine Biosciences, Inc.	35,292	4,650,074
†United Therapeutics Corp.	16,843	3,703,607
		13,960,398
Building Products–3.45%
Advanced Drainage Systems, Inc.	24,626	3,463,401
Carlisle Cos., Inc.	17,487	5,463,463
Fortune Brands Innovations, Inc.	45,293	3,448,609
Lennox International, Inc.	11,471	5,133,502
Owens Corning	31,924	4,732,095
Simpson Manufacturing Co., Inc.	15,314	3,031,866
†Trex Co., Inc.	38,961	3,225,581
UFP Industries, Inc.	22,202	2,787,461
		31,285,978
Capital Markets–2.75%
Affiliated Managers Group, Inc.	12,144	1,838,844
Carlyle Group, Inc.	77,500	3,153,475
Evercore, Inc. Class A	12,510	2,139,836
Federated Hermes, Inc.	30,980	1,048,983
Houlihan Lokey, Inc.	18,586	2,228,647
Interactive Brokers Group, Inc. Class A	38,390	3,182,531
Janus Henderson Group PLC	47,561	1,433,964
Jefferies Financial Group, Inc.	60,469	2,443,552
Morningstar, Inc.	9,338	2,672,909
SEI Investments Co.	36,100	2,294,155
Stifel Financial Corp.	36,637	2,533,449
		24,970,345
Chemicals–2.38%
Ashland, Inc.	18,389	1,550,376
Avient Corp.	32,687	1,358,798
†Axalta Coating Systems Ltd.	79,564	2,702,789
LVIP SSGA Mid-Cap Index Fund-4

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Cabot Corp.	19,844	$1,656,974
Chemours Co.	53,142	1,676,099
†Livent Corp.	64,500	1,159,710
NewMarket Corp.	2,478	1,352,567
Olin Corp.	44,020	2,374,879
RPM International, Inc.	46,314	5,170,032
Scotts Miracle-Gro Co.	14,913	950,704
Westlake Corp.	11,456	1,603,382
		21,556,310
Commercial Services & Supplies–1.28%
Brink's Co.	16,182	1,423,207
†Clean Harbors, Inc.	18,073	3,153,919
MSA Safety, Inc.	13,258	2,238,348
†Stericycle, Inc.	33,204	1,645,590
Tetra Tech, Inc.	19,109	3,189,866
		11,650,930
Communications Equipment–0.50%
†Calix, Inc.	21,183	925,485
†Ciena Corp.	53,105	2,390,256
†Lumentum Holdings, Inc.	24,066	1,261,540
		4,577,281
Construction & Engineering–2.00%
AECOM	49,786	4,601,720
Comfort Systems USA, Inc.	12,861	2,645,122
EMCOR Group, Inc.	16,916	3,644,214
†Fluor Corp.	61,199	2,397,165
†MasTec, Inc.	21,692	1,642,518
MDU Resources Group, Inc.	73,081	1,447,004
Valmont Industries, Inc.	7,541	1,760,899
		18,138,642
Construction Materials–0.43%
Eagle Materials, Inc.	12,531	2,541,788
†Knife River Corp.	20,300	1,343,454
		3,885,242
Consumer Finance–0.71%
Ally Financial, Inc.	97,420	3,401,907
FirstCash Holdings, Inc.	13,274	1,438,769
SLM Corp.	81,136	1,551,320
		6,391,996
Containers & Packaging–1.80%
AptarGroup, Inc.	23,556	2,911,992
Berry Global Group, Inc.	42,384	2,856,258
Crown Holdings, Inc.	43,298	3,987,313
Graphic Packaging Holding Co.	110,251	2,717,687
Greif, Inc. Class A	9,142	599,624
Silgan Holdings, Inc.	29,073	1,315,553
Sonoco Products Co.	35,154	1,964,054
		16,352,481
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–0.93%
Graham Holdings Co. Class B	1,286	$895,725
†Grand Canyon Education, Inc.	10,702	1,413,092
H&R Block, Inc.	51,700	2,500,729
Service Corp. International	53,070	3,632,641
		8,442,187
Diversified Financial Services–1.84%
Equitable Holdings, Inc.	114,577	3,815,414
Essent Group Ltd.	38,396	2,025,005
†Euronet Worldwide, Inc.	15,738	1,597,250
MGIC Investment Corp.	99,610	1,921,477
Voya Financial, Inc.	37,525	2,737,824
Western Union Co.	130,878	1,560,066
†WEX, Inc.	15,415	2,998,988
		16,656,024
Diversified Telecommunication Services–0.43%
†Frontier Communications Parent, Inc.	79,378	2,011,439
Iridium Communications, Inc.	44,878	1,847,178
		3,858,617
Electric Utilities–0.93%
ALLETE, Inc.	20,599	1,259,835
IDACORP, Inc.	18,165	1,785,983
OGE Energy Corp.	71,879	2,510,733
PNM Resources, Inc.	30,804	1,281,446
Portland General Electric Co.	36,281	1,572,419
		8,410,416
Electrical Equipment–1.59%
Acuity Brands, Inc.	11,194	2,292,867
EnerSys	14,511	1,465,031
nVent Electric PLC	59,493	3,515,441
Regal Rexnord Corp.	23,798	3,522,580
Sensata Technologies Holding PLC	54,701	2,055,117
†Sunrun, Inc.	77,942	1,530,001
		14,381,037
Electronic Equipment, Instruments & Components–2.38%
†Arrow Electronics, Inc.	19,454	2,378,251
Avnet, Inc.	32,801	1,653,170
Belden, Inc.	15,179	1,172,578
Cognex Corp.	61,832	2,580,868
†Coherent Corp.	47,339	2,060,667
Crane NXT Co.	17,326	985,330
†IPG Photonics Corp.	10,709	1,162,355
Littelfuse, Inc.	8,933	2,390,113
†Novanta, Inc.	12,851	2,164,237
TD SYNNEX Corp.	18,424	1,982,607
Vishay Intertechnology, Inc.	45,559	1,092,049
LVIP SSGA Mid-Cap Index Fund-5

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
Vontier Corp.	55,532	$1,918,630
		21,540,855
Energy Equipment & Services–0.99%
ChampionX Corp.	69,972	2,043,882
NOV, Inc.	141,318	2,865,929
†Valaris Ltd.	22,518	1,544,059
†Weatherford International PLC	25,866	2,530,471
		8,984,341
Entertainment–0.19%
TKO Group Holdings, Inc.	21,459	1,750,625
		1,750,625
Equity Real Estate Investment Trusts–0.56%
WP Carey, Inc.	78,547	5,090,631
		5,090,631
Food & Staples Retailing–1.90%
†BJ's Wholesale Club Holdings, Inc.	48,222	3,214,478
Casey's General Stores, Inc.	13,418	3,686,461
†Grocery Outlet Holding Corp.	35,449	955,705
†Performance Food Group Co.	56,037	3,874,959
†Sprouts Farmers Market, Inc.	36,608	1,761,211
†U.S. Foods Holding Corp.	81,519	3,701,778
		17,194,592
Food Products–1.12%
†Darling Ingredients, Inc.	57,238	2,852,742
Flowers Foods, Inc.	69,013	1,553,483
Ingredion, Inc.	23,417	2,541,447
Lancaster Colony Corp.	7,309	1,216,145
†Pilgrim's Pride Corp.	14,446	399,576
†Post Holdings, Inc.	18,235	1,605,774
		10,169,167
Gas Utilities–0.98%
National Fuel Gas Co.	32,952	1,653,202
New Jersey Resources Corp.	35,013	1,560,880
ONE Gas, Inc.	19,899	1,267,964
Southwest Gas Holdings, Inc.	21,547	1,365,002
Spire, Inc.	18,878	1,176,855
UGI Corp.	75,177	1,849,354
		8,873,257
Health Care Equipment & Supplies–2.38%
†Enovis Corp.	17,812	997,828
†Envista Holdings Corp.	61,568	1,481,326
†Globus Medical, Inc. Class A	41,438	2,208,231
†Haemonetics Corp.	18,199	1,556,196
†Inari Medical, Inc.	18,318	1,189,205
†Integra LifeSciences Holdings Corp.	24,430	1,063,926
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Lantheus Holdings, Inc.	24,558	$1,522,596
†LivaNova PLC	19,337	1,000,496
†Masimo Corp.	15,922	1,866,218
†Neogen Corp.	70,621	1,420,188
†Penumbra, Inc.	13,864	3,487,351
†QuidelOrtho Corp.	17,738	1,307,291
†Shockwave Medical, Inc.	13,189	2,513,296
		21,614,148
Health Care Providers & Services–2.08%
†Acadia Healthcare Co., Inc.	33,079	2,572,223
†Amedisys, Inc.	11,711	1,113,248
Chemed Corp.	5,411	3,164,082
Encompass Health Corp.	35,971	2,399,985
†HealthEquity, Inc.	30,674	2,033,686
†Option Care Health, Inc.	63,625	2,143,526
Patterson Cos., Inc.	30,539	868,835
†Progyny, Inc.	29,788	1,107,518
†R1 RCM, Inc.	70,667	746,950
†Tenet Healthcare Corp.	36,439	2,753,695
		18,903,748
Health Care REITs–0.93%
Healthcare Realty Trust, Inc. Class A	136,682	2,355,031
Medical Properties Trust, Inc.	214,753	1,054,437
Omega Healthcare Investors, Inc.	87,879	2,694,370
Physicians Realty Trust	85,576	1,139,016
Sabra Health Care REIT, Inc.	82,980	1,184,125
		8,426,979
Health Care Technology–0.13%
†Doximity, Inc. Class A	42,443	1,190,102
		1,190,102
Hotel & Resort REITs–0.13%
Park Hotels & Resorts, Inc.	75,426	1,154,018
		1,154,018
Hotels, Restaurants & Leisure–3.54%
Aramark	93,685	2,632,549
Boyd Gaming Corp.	24,958	1,562,620
Choice Hotels International, Inc.	9,040	1,024,232
Churchill Downs, Inc.	24,451	3,299,173
†Hilton Grand Vacations, Inc.	25,600	1,028,608
Hyatt Hotels Corp. Class A	15,884	2,071,433
†Light & Wonder, Inc. Class A	32,345	2,655,848
Marriott Vacations Worldwide Corp.	11,865	1,007,220
†Penn Entertainment, Inc.	54,204	1,410,388
†Planet Fitness, Inc. Class A	30,690	2,240,370
Texas Roadhouse, Inc.	23,954	2,927,897
LVIP SSGA Mid-Cap Index Fund-6

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Travel & Leisure Co.	26,013	$1,016,848
Vail Resorts, Inc.	13,682	2,920,697
Wendy's Co.	60,838	1,185,124
Wingstop, Inc.	10,566	2,711,024
Wyndham Hotels & Resorts, Inc.	29,800	2,396,218
		32,090,249
Household Durables–1.92%
†Helen of Troy Ltd.	8,649	1,044,886
KB Home	27,501	1,717,712
Leggett & Platt, Inc.	47,800	1,250,926
†Taylor Morrison Home Corp.	38,596	2,059,097
Tempur Sealy International, Inc.	61,783	3,149,079
Toll Brothers, Inc.	38,606	3,968,311
†TopBuild Corp.	11,397	4,265,441
		17,455,452
Independent Power and Renewable Electricity Producers–0.67%
Ormat Technologies, Inc.	19,247	1,458,730
Vistra Corp.	120,727	4,650,404
		6,109,134
Industrial REITs–1.36%
EastGroup Properties, Inc.	16,642	3,054,473
First Industrial Realty Trust, Inc.	47,463	2,499,876
Rexford Industrial Realty, Inc.	75,826	4,253,839
STAG Industrial, Inc.	65,220	2,560,537
		12,368,725
Insurance–4.46%
American Financial Group, Inc.	23,473	2,790,705
†Brighthouse Financial, Inc.	23,062	1,220,441
CNO Financial Group, Inc.	40,552	1,131,401
Erie Indemnity Co. Class A	8,951	2,997,869
Fidelity National Financial, Inc.	92,793	4,734,299
First American Financial Corp.	36,995	2,383,958
Hanover Insurance Group, Inc.	12,831	1,557,940
Kemper Corp.	21,609	1,051,710
Kinsale Capital Group, Inc.	7,897	2,644,784
Old Republic International Corp.	93,662	2,753,663
Primerica, Inc.	12,584	2,589,284
Reinsurance Group of America, Inc.	23,762	3,844,216
RenaissanceRe Holdings Ltd.	18,856	3,695,776
RLI Corp.	14,400	1,916,928
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Selective Insurance Group, Inc.	21,736	$2,162,297
Unum Group	65,993	2,984,203
		40,459,474
Interactive Media & Services–0.34%
†Ziff Davis, Inc.	16,682	1,120,864
†ZoomInfo Technologies, Inc.	106,407	1,967,465
		3,088,329
IT Services–0.78%
†GoDaddy, Inc. Class A	50,584	5,369,998
†Kyndryl Holdings, Inc.	82,144	1,706,952
		7,076,950
Leisure Products–0.91%
Brunswick Corp.	24,718	2,391,467
†Mattel, Inc.	127,093	2,399,516
Polaris, Inc.	19,124	1,812,381
†YETI Holdings, Inc.	31,128	1,611,808
		8,215,172
Life Sciences Tools & Services–1.14%
†Azenta, Inc.	21,588	1,406,243
Bruker Corp.	33,311	2,447,692
†Medpace Holdings, Inc.	8,336	2,555,234
†Repligen Corp.	18,609	3,345,898
†Sotera Health Co.	35,499	598,158
		10,353,225
Machinery–4.84%
AGCO Corp.	22,304	2,707,929
†Chart Industries, Inc.	15,063	2,053,539
Crane Co.	17,522	2,070,049
Donaldson Co., Inc.	43,511	2,843,444
Esab Corp.	20,328	1,760,811
Flowserve Corp.	47,087	1,940,926
Graco, Inc.	60,648	5,261,821
ITT, Inc.	29,464	3,515,645
Lincoln Electric Holdings, Inc.	20,604	4,480,546
†Middleby Corp.	19,237	2,831,109
Oshkosh Corp.	23,435	2,540,588
†RBC Bearings, Inc.	10,428	2,970,833
Terex Corp.	24,188	1,389,842
Timken Co.	23,455	1,879,918
Toro Co.	37,290	3,579,467
Watts Water Technologies, Inc. Class A	9,827	2,047,357
		43,873,824
Marine–0.19%
†Kirby Corp.	21,353	1,675,783
		1,675,783
LVIP SSGA Mid-Cap Index Fund-7

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media–0.74%
Cable One, Inc.	1,634	$909,468
New York Times Co. Class A	58,697	2,875,566
Nexstar Media Group, Inc. Class A	11,579	1,815,008
TEGNA, Inc.	70,751	1,082,491
		6,682,533
Metals & Mining–2.37%
Alcoa Corp.	64,042	2,177,428
†Cleveland-Cliffs, Inc.	181,346	3,703,085
Commercial Metals Co.	41,912	2,097,277
†MP Materials Corp.	51,641	1,025,074
Reliance Steel & Aluminum Co.	20,644	5,773,714
Royal Gold, Inc.	23,574	2,851,511
U.S. Steel Corp.	80,017	3,892,827
		21,520,916
Mortgage Real Estate Investment Trusts (REITs)–0.63%
Annaly Capital Management, Inc.	179,632	3,479,472
Starwood Property Trust, Inc.	106,636	2,241,489
		5,720,961
Multiline Retail–0.47%
Macy's, Inc.	97,805	1,967,837
Nordstrom, Inc.	34,774	641,580
†Ollie's Bargain Outlet Holdings, Inc.	22,178	1,683,088
		4,292,505
Multi-Utilities–0.27%
Black Hills Corp.	24,423	1,317,621
Northwestern Energy Group, Inc.	21,998	1,119,478
		2,437,099
Office REITs–0.61%
COPT Defense Properties	40,386	1,035,093
Cousins Properties, Inc.	54,468	1,326,296
Kilroy Realty Corp.	38,268	1,524,597
Vornado Realty Trust	57,441	1,622,708
		5,508,694
Oil, Gas & Consumable Fuels–4.05%
Antero Midstream Corp.	122,224	1,531,467
†Antero Resources Corp.	101,333	2,298,232
Chesapeake Energy Corp.	40,019	3,079,062
Chord Energy Corp.	14,905	2,477,658
Civitas Resources, Inc.	30,620	2,093,796
†CNX Resources Corp.	57,060	1,141,200
DT Midstream, Inc.	34,776	1,905,725
Equitrans Midstream Corp.	155,488	1,582,868
HF Sinclair Corp.	56,234	3,124,923
Matador Resources Co.	39,766	2,261,095
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	52,712	$2,248,694
Ovintiv, Inc.	91,069	3,999,750
PBF Energy, Inc. Class A	39,066	1,717,341
Permian Resources Corp.	149,303	2,030,521
Range Resources Corp.	86,616	2,636,591
†Southwestern Energy Co.	395,291	2,589,156
		36,718,079
Paper & Forest Products–0.18%
Louisiana-Pacific Corp.	23,031	1,631,286
		1,631,286
Personal Products–0.47%
†BellRing Brands, Inc.	47,173	2,614,799
†Coty, Inc. Class A	134,521	1,670,751
		4,285,550
Pharmaceuticals–0.48%
†Jazz Pharmaceuticals PLC	22,658	2,786,934
Perrigo Co. PLC	48,591	1,563,658
		4,350,592
Professional Services–2.90%
†ASGN, Inc.	16,954	1,630,466
†CACI International, Inc. Class A	8,002	2,591,528
Concentrix Corp.	16,985	1,668,097
†ExlService Holdings, Inc.	59,474	1,834,773
Exponent, Inc.	18,249	1,606,642
†FTI Consulting, Inc.	12,755	2,540,158
Genpact Ltd.	59,865	2,077,914
Insperity, Inc.	12,722	1,491,273
KBR, Inc.	48,418	2,682,841
ManpowerGroup, Inc.	17,532	1,393,268
Maximus, Inc.	21,814	1,829,322
†Paylocity Holding Corp.	15,453	2,547,427
Science Applications International Corp.	19,014	2,363,821
		26,257,530
Real Estate Management & Development–0.36%
†Jones Lang LaSalle, Inc.	17,112	3,231,943
		3,231,943
Residential REITs–0.86%
Apartment Income REIT Corp.	52,800	1,833,744
Equity LifeStyle Properties, Inc.	66,850	4,715,599
Independence Realty Trust, Inc.	80,538	1,232,231
		7,781,574
Retail REITs–1.28%
Agree Realty Corp.	36,107	2,272,936
LVIP SSGA Mid-Cap Index Fund-8

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Retail REITs (continued)
Brixmor Property Group, Inc.	107,876	$2,510,275
Kite Realty Group Trust	78,728	1,799,722
NNN REIT, Inc.	65,463	2,821,455
Spirit Realty Capital, Inc.	50,721	2,216,000
		11,620,388
Road & Rail–2.00%
Avis Budget Group, Inc.	6,635	1,176,120
†Hertz Global Holdings, Inc.	48,032	499,053
Knight-Swift Transportation Holdings, Inc.	57,885	3,337,070
Landstar System, Inc.	12,900	2,498,085
Ryder System, Inc.	15,920	1,831,755
†Saia, Inc.	9,523	4,173,169
Werner Enterprises, Inc.	22,749	963,875
†XPO, Inc.	41,618	3,645,321
		18,124,448
Semiconductors & Semiconductor Equipment–2.89%
†Allegro MicroSystems, Inc.	25,545	773,247
Amkor Technology, Inc.	37,039	1,232,288
†Cirrus Logic, Inc.	19,360	1,610,558
†Lattice Semiconductor Corp.	49,467	3,412,728
†MACOM Technology Solutions Holdings, Inc.	19,362	1,799,698
MKS Instruments, Inc.	22,556	2,320,336
†Onto Innovation, Inc.	17,609	2,692,416
Power Integrations, Inc.	20,597	1,691,220
†Rambus, Inc.	38,714	2,642,231
†Silicon Laboratories, Inc.	11,435	1,512,507
†Synaptics, Inc.	14,184	1,618,111
Universal Display Corp.	15,632	2,989,776
†Wolfspeed, Inc.	44,671	1,943,635
		26,238,751
Software–2.53%
†Aspen Technology, Inc.	10,067	2,216,250
†Blackbaud, Inc.	15,462	1,340,556
†CommVault Systems, Inc.	15,746	1,257,318
Dolby Laboratories, Inc. Class A	21,373	1,841,925
†Dropbox, Inc. Class A	92,546	2,728,256
†Dynatrace, Inc.	85,654	4,684,417
†Manhattan Associates, Inc.	22,132	4,765,462
†Qualys, Inc.	13,175	2,585,989
†Teradata Corp.	35,130	1,528,507
		22,948,680
Specialized REITs–1.91%
CubeSmart	80,679	3,739,472
EPR Properties	27,032	1,309,700
Gaming & Leisure Properties, Inc.	95,912	4,733,257
Lamar Advertising Co. Class A	31,416	3,338,893
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialized REITs (continued)
National Storage Affiliates Trust	27,753	$1,150,917
PotlatchDeltic Corp.	28,678	1,408,090
Rayonier, Inc.	48,954	1,635,553
		17,315,882
Specialty Retail–3.97%
†AutoNation, Inc.	9,317	1,399,227
†Burlington Stores, Inc.	23,285	4,528,467
Dick's Sporting Goods, Inc.	22,074	3,243,774
†Five Below, Inc.	19,977	4,258,297
†Floor & Decor Holdings, Inc. Class A	38,200	4,261,592
†GameStop Corp. Class A	96,244	1,687,157
Gap, Inc.	76,611	1,601,936
Lithia Motors, Inc.	9,891	3,256,909
Murphy USA, Inc.	6,955	2,479,875
Penske Automotive Group, Inc.	7,004	1,124,212
†Restoration Hardware, Inc.	5,545	1,616,257
†Valvoline, Inc.	49,763	1,870,094
Williams-Sonoma, Inc.	23,048	4,650,625
		35,978,422
Technology Hardware, Storage & Peripherals–0.52%
†Super Micro Computer, Inc.	16,661	4,736,056
		4,736,056
Textiles, Apparel & Luxury Goods–2.11%
†Capri Holdings Ltd.	41,654	2,092,697
Carter's, Inc.	13,371	1,001,354
Columbia Sportswear Co.	12,546	997,909
†Crocs, Inc.	21,756	2,032,228
†Deckers Outdoor Corp.	9,243	6,178,299
PVH Corp.	21,705	2,650,615
†Skechers USA, Inc. Class A	48,222	3,006,159
†Under Armour, Inc. Class A	137,200	1,175,417
		19,134,678
Trading Companies & Distributors–1.45%
†Core & Main, Inc. Class A	49,090	1,983,727
GATX Corp.	12,704	1,527,275
MSC Industrial Direct Co., Inc. Class A	16,654	1,686,384
Watsco, Inc.	12,165	5,212,337
WESCO International, Inc.	15,862	2,758,085
		13,167,808
Water Utilities–0.37%
Essential Utilities, Inc.	90,271	3,371,622
		3,371,622
Total Common Stock (Cost $608,459,380)		903,578,897

LVIP SSGA Mid-Cap Index Fund-9

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.44%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	4,013,310	$4,013,310
Total Money Market Fund (Cost $4,013,310)		4,013,310

TOTAL INVESTMENTS–100.08% (Cost $612,472,690)	$907,592,207
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(694,615)
NET ASSETS APPLICABLE TO 73,898,217 SHARES OUTSTANDING–100.00%	$906,897,592
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND STANDARD CLASS ($719,984,311 / 58,623,057 Shares)	$12.282
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND SERVICE CLASS ($186,913,281 / 15,275,160 Shares)	$12.236
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$588,246,621
Distributable earnings/(accumulated loss)	318,650,971
TOTAL NET ASSETS	$906,897,592

†Non-income producing.

★Includes $271,800 cash collateral held at broker for futures contracts, $1,159,871 payable for securities purchased, $1,541,107 payable for fund shares redeemed, $52,315 other accrued expenses payable, $260,161 due to manager and affiliates, $47,193 variation margin due to broker on futures contracts, $25,560 payable for audit fee and $29,981 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
18	E-mini S&P MidCap 400 Index	$5,057,100	$4,996,406	3/15/24	$60,694	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund-10

LVIP SSGA Mid-Cap Index Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$13,750,552
EXPENSES:
Management fees	2,305,339
Distribution fees-Service Class	417,188
Shareholder servicing fees	247,610
Index fees	171,791
Accounting and administration expenses	170,784
Professional fees	58,563
Trustees’ fees and expenses	31,301
Reports and statements to shareholders	13,061
Custodian fees	11,240
Pricing fees	5,738
Consulting fees	2,824
Other	32,577
3,468,016
Less:
Management fees waived	(42,692)
Total operating expenses	3,425,324
NET INVESTMENT INCOME	10,325,228
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	42,385,305
Futures contracts	131,824
Net realized gain	42,517,129
Net change in unrealized appreciation (depreciation) of:
Investments	77,542,126
Futures contracts	42,780
Net change in unrealized appreciation (depreciation)	77,584,906
NET REALIZED AND UNREALIZED GAIN	120,102,035
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,427,263
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,325,228	$10,574,775
Net realized gain	42,517,129	52,434,511
Net change in unrealized appreciation (depreciation)	77,584,906	(207,966,499)
Net increase (decrease) in net assets resulting from operations	130,427,263	(144,957,213)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(48,420,572)	(91,392,823)
Service Class	(12,006,938)	(19,240,096)
	(60,427,510)	(110,632,919)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	80,703,872	57,947,652
Service Class	33,598,384	29,503,986
Reinvestment of dividends and distributions:
Standard Class	48,420,572	91,392,823
Service Class	12,006,938	19,240,096
	174,729,766	198,084,557
Cost of shares redeemed:
Standard Class	(160,208,512)	(159,936,409)
Service Class	(25,817,337)	(35,279,402)
	(186,025,849)	(195,215,811)
Increase (decrease) in net assets derived from capital share transactions	(11,296,083)	2,868,746
NET INCREASE (DECREASE) IN NET ASSETS	58,703,670	(252,721,386)
NET ASSETS:
Beginning of year	848,193,922	1,100,915,308
End of year	$906,897,592	$848,193,922
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund-11

LVIP SSGA Mid-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.406	$15.167	$12.763	$12.000	$10.712
Income (loss) from investment operations:
Net investment income[1]	0.149	0.154	0.129	0.124	0.156
Net realized and unrealized gain (loss)	1.607	(2.279)	2.952	1.371	2.536
Total from investment operations	1.756	(2.125)	3.081	1.495	2.692
Less dividends and distributions from:
Net investment income	(0.163)	(0.173)	(0.165)	(0.178)	(0.146)
Net realized gain	(0.717)	(1.463)	(0.512)	(0.554)	(1.258)
Total dividends and distributions	(0.880)	(1.636)	(0.677)	(0.732)	(1.404)
Net asset value, end of period	$12.282	$11.406	$15.167	$12.763	$12.000
Total return[2]	16.05%	(13.40% )	24.37%	13.19%	25.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$719,984	$694,216	$916,248	$876,695	$895,140
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.36%	0.36%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	1.26%	1.19%	0.87%	1.14%	1.30%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.25%	1.18%	0.87%	1.14%	1.30%
Portfolio turnover	22%	14%	23%	32%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund-12

LVIP SSGA Mid-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.371	$15.129	$12.736	$11.982	$10.703
Income (loss) from investment operations:
Net investment income[1]	0.119	0.121	0.092	0.097	0.126
Net realized and unrealized gain (loss)	1.598	(2.273)	2.945	1.363	2.532
Total from investment operations	1.717	(2.152)	3.037	1.460	2.658
Less dividends and distributions from:
Net investment income	(0.135)	(0.143)	(0.132)	(0.152)	(0.121)
Net realized gain	(0.717)	(1.463)	(0.512)	(0.554)	(1.258)
Total dividends and distributions	(0.852)	(1.606)	(0.644)	(0.706)	(1.379)
Net asset value, end of period	$12.236	$11.371	$15.129	$12.736	$11.982
Total return[2]	15.75%	(13.61% )	24.06%	12.90%	25.50%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$186,913	$153,978	$184,667	$131,707	$105,802
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.61%	0.61%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.01%	0.94%	0.62%	0.89%	1.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.00%	0.93%	0.62%	0.89%	1.05%
Portfolio turnover	22%	14%	23%	32%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund-13

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Mid-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Mid-Cap Index Fund-14

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.27% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.005% on the first $1.5 billion of the Fund’s average daily net assets and 0.01% of the Fund’s average daily net assets in excess of $1.5 billion.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$69,022
Legal	11,292
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,110 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$199,770
Distribution fees payable to LFD	38,529
Shareholder servicing fees payable to Lincoln Life	21,862
LVIP SSGA Mid-Cap Index Fund-15

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$189,310,962
Sales	246,511,200
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$628,520,147
Aggregate unrealized appreciation of investments and derivatives	$310,985,623
Aggregate unrealized depreciation of investments and derivatives	(31,913,566)
Net unrealized appreciation of investments and derivatives	$279,072,057
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$903,578,897	$—	$—	$903,578,897
Money Market Fund	4,013,310	—	—	4,013,310
Total Investments	$907,592,207	$—	$—	$907,592,207
Derivatives:

Assets:
Futures Contract	$60,694	$—	$—	$60,694
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Mid-Cap Index Fund-16

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$11,526,287	$10,551,850
Long-term capital gains	48,901,223	100,081,069
Total	$60,427,510	$110,632,919
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$726,023
Undistributed long-term capital gains	38,852,891
Net unrealized appreciation	279,072,057
Distributable earnings/(accumulated loss)	$318,650,971
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	6,972,996	4,340,061
Service Class	2,836,912	2,230,506
Shares reinvested:
Standard Class	4,227,238	8,351,851
Service Class	1,054,853	1,768,666
	15,091,999	16,691,084
Shares redeemed:
Standard Class	(13,439,659)	(12,238,916)
Service Class	(2,158,210)	(2,663,711)
	(15,597,869)	(14,902,627)
Net increase (decrease)	(505,870)	1,788,457
7. Line of Credit
During the year ended December 31, 2023, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, was subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that was a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under this agreement expired on  February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $75,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of
LVIP SSGA Mid-Cap Index Fund-17

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	$60,694	Liabilities net of receivables and other assets	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$131,824	$42,780
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$6,174,610	$—
9. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,
LVIP SSGA Mid-Cap Index Fund-18

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Mid-Cap Index Fund-19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Mid-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Mid-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA Mid-Cap Index Fund–20

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024.  The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within the range of the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP SSGA Mid-Cap Index Fund-21

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement.  The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Mid-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Blend funds category and the S&P MidCap 400 Total Return Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods.  The Board also noted LFI’s comments that, since inception, the Fund has met its objective of closely tracking its benchmark index on a gross of fees basis and that LFI believes that the Fund has the ability to meet its objective going forward.  The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund.  The Board considered that LFI compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and SSGA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Mid-Cap Index Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA Mid-Cap Index Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA Mid-Cap Index Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA Mid-Cap Index Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Mid-Cap Index Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Mid-Cap Index Fund-27

LVIP SSGA Nasdaq-100 Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Nasdaq-100 Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Nasdaq-100 Index Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 54.50% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Nasdaq-100® Index1, returned 55.13%.
The Fund reported generated positive returns for three out of the four quarters in 2023. Stock markets in the U.S. rallied in January amid optimism that global central banks, led by the U.S. Federal Reserve (the Fed), might halt interest rate hike, and perhaps may even cut rates by the end of the year. But stronger-than-expected economic data in February dashed those hopes. In March, markets were tested amid a brewing banking crisis in the United States (U.S.) and an impending collapse of Credit Suisse, which caused investors to flee to safer assets. But by the end of the month, those fears eased. Information Technology was the top performing sector during the first quarter. During the second quarter, The U.S. market (and the Fund) was driven significantly by a select group of stocks known as the ‘Magnificent Seven.’ These stocks were responsible for the majority of the market rally due to optimism around artificial intelligence (AI), while the rest of the market remained relatively flat. The period saw a decline in U.S. inflation from 4.9% to 4%, mainly attributed to favorable base effects from oil prices. Additionally, there were expectations in the market that U.S. inflation may be able to moderate without giving rise to unemployment. During the third quarter, which was the laggard, economic indicators from the U.S. remained relatively strong. However, while investors began the quarter with hopes that the rate hikes would soon end and cuts would begin, that probability ended by the end of the quarter. Business activity in the U.S. rose at a weaker pace, signaling broad stagnation in output amid muted demand conditions. Inflation remained high throughout the third quarter, albeit showing a slight moderation, which was not sufficient enough to alter the Fed's hawkish monetary policy. U.S. stocks rallied in the fourth quarter, supported by prospects of rate cuts in 2024. October’s economic data had spooked investors. However, things took a turn by November – inflation softened, and the Fed Chair’s supportive comments shored up investor sentiment. Reported third quarter earnings also encouraged investors. Most sectors rallied over the quarter, except for energy, which was dragged down by weak crude prices over the quarter.
On an absolute individual security level, the top positive contributors to the Fund’s performance during the period were NVIDIA Corporation., Microsoft Corporation, and Apple Inc. The top negative contributors to the Fund’s performance during the period were Moderna, Inc., Enphase Energy, Inc.,2 & JD.com Sponsored ADR Class A2.
Portfolio Managers:
SSGA Funds Management, Inc.:
 Thomas Coleman
Karl Schneider
Emiliano Rabinovich
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 2/18/21 through 12/31/23

LVIP SSGA NASDAQ-100 Index Fund - Standard Class
LVIP SSGA NASDAQ-100 Index Fund - Service Class
Nasdaq-100® Index
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
2/18/21
12/31/23
$12,569
$12,410
$12,323

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Nasdaq-100 Index Fund shares on 2/18/21 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,410 for the Standard Class shares and to $12,323 for the Service Class shares. For comparison, look at how the Nasdaq-100® Index did from 2/18/21 through 12/31/23. The same $10,000 investment would have increased to $12,569. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 54.50%
Inception (2/18/21)	+ 7.82%
Service Class Shares
One Year	+ 54.11%
Inception (2/18/21)	+ 7.55%
1. The Nasdaq-100® Index is one of the world’s preeminent large-cap growth indexes. It includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.
2. Securities not held at December 31, 2023
Nasdaq-100® and Nasdaq-100® Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations ) and are licensed for use by Lincoln Financial Investments Corporation. The fund has not been passed on by the corporations as to their legality or suitability. The fund is not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.
LVIP SSGA Nasdaq-100 Index Fund-1

LVIP SSGA Nasdaq-100 Index Fund
2023 Annual Report Commentary (unaudited) (continued)
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”).  Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP SSGA Nasdaq-100 Index Fund-2

LVIP SSGA Nasdaq-100 Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,110.90	0.45%	$2.39
Service Class Shares	1,000.00	1,109.50	0.70%	3.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.45%	$2.29
Service Class Shares	1,000.00	1,021.70	0.70%	3.57

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA Nasdaq-100 Index Fund-3

LVIP SSGA Nasdaq-100 Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.98%
Automobiles	3.64%
Beverages	2.92%
Biotechnology	4.17%
Commercial Services & Supplies	0.85%
Communications Equipment	1.62%
Diversified Financial Services	0.52%
Electric Utilities	1.19%
Electronic Equipment, Instruments & Components	0.24%
Energy Equipment & Services	0.27%
Entertainment	2.40%
Food & Staples Retailing	2.72%
Food Products	1.13%
Health Care Equipment & Supplies	1.96%
Hotels, Restaurants & Leisure	3.11%
Industrial Conglomerates	1.09%
Interactive Media & Services	8.79%
IT Services	0.53%
Life Sciences Tools & Services	0.17%
Machinery	0.40%
Media	2.26%
Multiline Retail	6.18%
Oil, Gas & Consumable Fuels	0.22%
Pharmaceuticals	0.31%
Professional Services	1.37%
Real Estate Management & Development	0.28%
Road & Rail	0.89%
Semiconductors & Semiconductor Equipment	20.20%
Software	17.38%
Specialty Retail	0.81%
Technology Hardware, Storage & Peripherals	9.12%
Textiles, Apparel & Luxury Goods	0.49%
Trading Companies & Distributors	0.29%
Wireless Telecommunication Services	1.46%
Money Market Fund	1.01%
Total Investments	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	9.12%
Microsoft Corp.	8.52%
Amazon.com, Inc.	4.78%
Broadcom, Inc.	4.10%
Meta Platforms, Inc. Class A	3.81%
NVIDIA Corp.	3.73%
Tesla, Inc.	3.64%
Alphabet, Inc. Class A	2.52%
Alphabet, Inc. Class C	2.46%
Costco Wholesale Corp.	2.30%
Total	44.98%

IT–Information Technology
LVIP SSGA Nasdaq-100 Index Fund-4

LVIP SSGA Nasdaq-100 Index Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.98%
Automobiles–3.64%
†Tesla, Inc.	17,357	$4,312,867
		4,312,867
Beverages–2.92%
Coca-Cola Europacific Partners PLC	4,275	285,314
Keurig Dr Pepper, Inc.	13,087	436,059
†Monster Beverage Corp.	9,676	557,434
PepsiCo, Inc.	12,806	2,174,971
		3,453,778
Biotechnology–4.17%
Amgen, Inc.	4,983	1,435,204
†Biogen, Inc.	1,356	350,892
Gilead Sciences, Inc.	11,598	939,554
†Moderna, Inc.	3,568	354,838
†Regeneron Pharmaceuticals, Inc.	997	875,655
†Vertex Pharmaceuticals, Inc.	2,399	976,129
		4,932,272
Commercial Services & Supplies–0.85%
Cintas Corp.	947	570,719
†Copart, Inc.	8,987	440,363
		1,011,082
Communications Equipment–1.62%
Cisco Systems, Inc.	37,846	1,911,980
		1,911,980
Diversified Financial Services–0.52%
†PayPal Holdings, Inc.	10,029	615,881
		615,881
Electric Utilities–1.19%
American Electric Power Co., Inc.	4,922	399,765
Constellation Energy Corp.	2,989	349,384
Exelon Corp.	9,316	334,445
Xcel Energy, Inc.	5,164	319,703
		1,403,297
Electronic Equipment, Instruments & Components–0.24%
CDW Corp.	1,254	285,059
		285,059
Energy Equipment & Services–0.27%
Baker Hughes Co.	9,417	321,873
		321,873
Entertainment–2.40%
Electronic Arts, Inc.	2,519	344,624
†Netflix, Inc.	4,076	1,984,523
†Take-Two Interactive Software, Inc.	1,592	256,233
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
†Warner Bros Discovery, Inc.	22,822	$259,714
		2,845,094
Food & Staples Retailing–2.72%
Costco Wholesale Corp.	4,124	2,722,170
†Dollar Tree, Inc.	2,039	289,640
Walgreens Boots Alliance, Inc.	8,085	211,099
		3,222,909
Food Products–1.13%
Kraft Heinz Co.	11,479	424,494
Mondelez International, Inc. Class A	12,666	917,398
		1,341,892
Health Care Equipment & Supplies–1.96%
†Dexcom, Inc.	3,616	448,709
GE HealthCare Technologies, Inc.	4,261	329,461
†IDEXX Laboratories, Inc.	777	431,274
†Intuitive Surgical, Inc.	3,278	1,105,866
		2,315,310
Hotels, Restaurants & Leisure–3.11%
†Airbnb, Inc. Class A	4,043	550,414
†Booking Holdings, Inc.	325	1,152,847
†DoorDash, Inc. Class A	3,470	343,148
Marriott International, Inc. Class A	2,732	616,093
Starbucks Corp.	10,581	1,015,882
		3,678,384
Industrial Conglomerates–1.09%
Honeywell International, Inc.	6,138	1,287,200
		1,287,200
Interactive Media & Services–8.79%
†Alphabet, Inc. Class A	21,345	2,981,683
†Alphabet, Inc. Class C	20,648	2,909,923
†Meta Platforms, Inc. Class A	12,738	4,508,742
		10,400,348
IT Services–0.53%
Cognizant Technology Solutions Corp. Class A	4,693	354,462
†MongoDB, Inc.	668	273,112
		627,574
Life Sciences Tools & Services–0.17%
†Illumina, Inc.	1,486	206,911
		206,911
LVIP SSGA Nasdaq-100 Index Fund-5

LVIP SSGA Nasdaq-100 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery–0.40%
PACCAR, Inc.	4,895	$477,997
		477,997
Media–2.26%
†Charter Communications, Inc. Class A	1,376	534,824
Comcast Corp. Class A	37,396	1,639,814
Sirius XM Holdings, Inc.	35,928	196,526
†Trade Desk, Inc. Class A	4,176	300,505
		2,671,669
Multiline Retail–6.18%
†Amazon.com, Inc.	37,279	5,664,171
†MercadoLibre, Inc.	470	738,624
†PDD Holdings, Inc. ADR	6,217	909,609
		7,312,404
Oil, Gas & Consumable Fuels–0.22%
Diamondback Energy, Inc.	1,675	259,759
		259,759
Pharmaceuticals–0.31%
AstraZeneca PLC ADR	5,450	367,058
		367,058
Professional Services–1.37%
Automatic Data Processing, Inc.	3,828	891,809
Paychex, Inc.	3,381	402,711
Verisk Analytics, Inc.	1,357	324,133
		1,618,653
Real Estate Management & Development–0.28%
†CoStar Group, Inc.	3,822	334,005
		334,005
Road & Rail–0.89%
CSX Corp.	18,383	637,339
Old Dominion Freight Line, Inc.	1,021	413,842
		1,051,181
Semiconductors & Semiconductor Equipment–20.20%
†Advanced Micro Devices, Inc.	15,047	2,218,078
Analog Devices, Inc.	4,619	917,149
Applied Materials, Inc.	7,789	1,262,363
ASML Holding NV	817	618,404
Broadcom, Inc.	4,352	4,857,920
†GLOBALFOUNDRIES, Inc.	5,126	310,636
Intel Corp.	39,267	1,973,167
KLA Corp.	1,265	735,344
Lam Research Corp.	1,227	961,060
Marvell Technology, Inc.	8,075	487,003
Microchip Technology, Inc.	5,064	456,672
Micron Technology, Inc.	10,273	876,698
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	8,910	$4,412,410
NXP Semiconductors NV	2,397	550,543
†ON Semiconductor Corp.	4,031	336,709
QUALCOMM, Inc.	10,364	1,498,945
Texas Instruments, Inc.	8,457	1,441,580
		23,914,681
Software–17.38%
†Adobe, Inc.	4,241	2,530,181
†ANSYS, Inc.	813	295,021
†Atlassian Corp. Class A	1,451	345,135
†Autodesk, Inc.	1,987	483,795
†Cadence Design Systems, Inc.	2,531	689,368
†Crowdstrike Holdings, Inc. Class A	2,117	540,512
†Datadog, Inc. Class A	2,828	343,263
†Fortinet, Inc.	7,187	420,655
Intuit, Inc.	2,607	1,629,453
Microsoft Corp.	26,814	10,083,136
†Palo Alto Networks, Inc.	2,934	865,178
Roper Technologies, Inc.	993	541,354
†Splunk, Inc.	1,577	240,256
†Synopsys, Inc.	1,415	728,598
†Workday, Inc. Class A	1,943	536,385
†Zscaler, Inc.	1,388	307,525
		20,579,815
Specialty Retail–0.81%
†O'Reilly Automotive, Inc.	550	522,544
Ross Stores, Inc.	3,169	438,558
		961,102
Technology Hardware, Storage & Peripherals–9.12%
Apple, Inc.	56,110	10,802,858
		10,802,858
Textiles, Apparel & Luxury Goods–0.49%
†Lululemon Athletica, Inc.	1,129	577,246
		577,246
Trading Companies & Distributors–0.29%
Fastenal Co.	5,348	346,390
		346,390
Wireless Telecommunication Services–1.46%
T-Mobile U.S., Inc.	10,770	1,726,754
		1,726,754
Total Common Stock (Cost $92,581,754)		117,175,283

LVIP SSGA Nasdaq-100 Index Fund-6

LVIP SSGA Nasdaq-100 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.01%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	1,202,017	$1,202,017
Total Money Market Fund (Cost $1,202,017)		1,202,017

TOTAL INVESTMENTS–99.99% (Cost $93,783,771)	$118,377,300
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	11,057
NET ASSETS APPLICABLE TO 9,945,343 SHARES OUTSTANDING–100.00%	$118,388,357
NET ASSET VALUE PER SHARE–LVIP SSGA NASDAQ-100 INDEX FUND STANDARD CLASS ($86,070,510 / 7,226,843 Shares)	$11.910
NET ASSET VALUE PER SHARE–LVIP SSGA NASDAQ-100 INDEX FUND SERVICE CLASS ($32,317,847 / 2,718,500 Shares)	$11.888
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$97,499,528
Distributable earnings/(accumulated loss)	20,888,829
TOTAL NET ASSETS	$118,388,357

†Non-income producing.

★Includes $70,800 cash collateral held at broker for futures contracts, $7,383 expense reimbursement receivable from Lincoln Financial
Investments Corporation, $99,030 payable for fund shares redeemed, $4,804 other accrued expenses payable, $38,030 due to manager and affiliates, $5,382 variation margin due to broker on futures contracts, $22,140 payable for audit fee and $22,866 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
4	E-mini NASDAQ 100	$1,361,880	$1,300,934	3/15/24	$60,946	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund-7

LVIP SSGA Nasdaq-100 Index Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$1,065,285
Foreign taxes withheld	(1,956)
1,063,329
EXPENSES:
Management fees	300,309
Distribution fees-Service Class	49,150
Accounting and administration expenses	42,834
Index fees	40,889
Professional fees	38,147
Shareholder servicing fees	30,031
Trustees’ fees and expenses	3,697
Reports and statements to shareholders	3,406
Custodian fees	2,619
Consulting fees	2,306
Pricing fees	1,483
Other	6,225
521,096
Less:
Expenses reimbursed	(7,384)
Plus:
Recoupment of prior expenses reduced by the Advisor	1,435
Total operating expenses	515,147
NET INVESTMENT INCOME	548,182
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	1,339,688
Futures contracts	815,597
Net realized gain	2,155,285
Net change in unrealized appreciation (depreciation) of:
Investments	40,417,478
Futures contracts	105,230
Net change in unrealized appreciation (depreciation)	40,522,708
NET REALIZED AND UNREALIZED GAIN	42,677,993
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,226,175
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Nasdaq-100 Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$548,182	$384,243
Net realized gain (loss)	2,155,285	(5,390,193)
Net change in unrealized appreciation (depreciation)	40,522,708	(33,340,019)
Net increase (decrease) in net assets resulting from operations	43,226,175	(38,345,969)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(367,761)	(1,648,121)
Service Class	(85,423)	(148,006)
	(453,184)	(1,796,127)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,799,048	20,133,766
Service Class	25,508,881	5,478,776
Reinvestment of dividends and distributions:
Standard Class	367,761	1,648,121
Service Class	85,423	148,006
	30,761,113	27,408,669
Cost of shares redeemed:
Standard Class	(28,838,656)	(17,444,766)
Service Class	(7,054,953)	(5,097,391)
	(35,893,609)	(22,542,157)
Increase (decrease) in net assets derived from capital share transactions	(5,132,496)	4,866,512
NET INCREASE (DECREASE) IN NET ASSETS	37,640,495	(35,275,584)
NET ASSETS:
Beginning of year	80,747,862	116,023,446
End of year	$118,388,357	$80,747,862
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund-8

LVIP SSGA Nasdaq-100 Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Nasdaq-100 Index Fund Standard Class
	Year Ended		2/18/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$7.742	$11.766	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.058	0.040	0.020
Net realized and unrealized gain (loss)	4.161	(3.881)	1.916
Total from investment operations	4.219	(3.841)	1.936
Less dividends and distributions from:
Net investment income	(0.051)	(0.039)	(0.020)
Net realized gain	—	(0.144)	(0.150)
Total dividends and distributions	(0.051)	(0.183)	(0.170)
Net asset value, end of period	$11.910	$7.742	$11.766
Total return[3]	54.50%	(32.72% )	19.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$86,071	$74,220	$106,553
Ratio of expenses to average net assets	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.46%	0.46%	0.46%
Ratio of net investment income (loss) to average net assets	0.58%	0.44%	0.21%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.57%	0.43%	0.20%
Portfolio turnover	33%	17%	28%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund-9

LVIP SSGA Nasdaq-100 Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Nasdaq-100 Index Fund Service Class
	Year Ended		2/18/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$7.735	$11.752	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	0.034	0.017	(0.004)
Net realized and unrealized gain (loss)	4.151	(3.874)	1.916
Total from investment operations	4.185	(3.857)	1.912
Less dividends and distributions from:
Net investment income	(0.032)	(0.016)	(0.010)
Net realized gain	—	(0.144)	(0.150)
Total dividends and distributions	(0.032)	(0.160)	(0.160)
Net asset value, end of period	$11.888	$7.735	$11.752
Total return[3]	54.11%	(32.89% )	19.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,318	$6,528	$9,470
Ratio of expenses to average net assets	0.70%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.71%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets	0.33%	0.19%	(0.04% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.32%	0.18%	(0.05% )
Portfolio turnover	33%	17%	28%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund-10

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Nasdaq-100 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek an investment return that approximates as closely as practicable, before fees and expenses, the performance of U.S. common stocks, as represented by the Nasdaq-100® Index.
Nasdaq-100® and Nasdaq-100®Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")). The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by LFI, the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2021- December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual
LVIP SSGA Nasdaq-100 Index Fund-11

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
basis.   Taxable non-cash dividends are recorded as dividend income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.29% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.45% of the Fund’s average daily net assets for the Standard Class and 0.70% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has recouped $1,435 in previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$3,497	$10,560	$7,384	$21,441
SSGA Funds Management, Inc. ("SSGA") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LFI, not the Fund, pays SSGA a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$8,161
Legal	1,339
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $70 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$7,383
Management fees payable to LFI	28,539
Distribution fees payable to LFD	6,637
Shareholder servicing fees payable to Lincoln Life	2,854
LVIP SSGA Nasdaq-100 Index Fund-12

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$33,849,528
Sales	38,566,827
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$97,343,993
Aggregate unrealized appreciation of investments and derivatives	$24,787,018
Aggregate unrealized depreciation of investments and derivatives	(3,753,710)
Net unrealized appreciation of investments and derivatives	$21,033,308
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$117,175,283	$—	$—	$117,175,283
Money Market Fund	1,202,017	—	—	1,202,017
Total Investments	$118,377,300	$—	$—	$118,377,300
Derivatives:

Assets:
Futures Contract	$60,946	$—	$—	$60,946
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Nasdaq-100 Index Fund-13

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended	Year Ended
	12/31/23	12/31/22
Ordinary income	$453,184	$1,450,655
Long-term capital gains	—	345,472
Total	$453,184	$1,796,127
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$98,178
Capital loss carryforward	(242,658)
Other temporary differences	1
Net unrealized appreciation	21,033,308
Distributable earnings/(accumulated loss)	$20,888,829
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$242,658	$242,658
In 2023, the Fund utilized $3,577,108 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	470,482	2,196,315
Service Class	2,545,154	593,767
Shares reinvested:
Standard Class	31,397	200,999
Service Class	7,307	18,143
	3,054,340	3,009,224
Shares redeemed:
Standard Class	(2,861,929)	(1,866,754)
Service Class	(677,991)	(573,713)
	(3,539,920)	(2,440,467)
Net increase (decrease)	(485,580)	568,757
7. Line of Credit
During the year ended December 31, 2023, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, was subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that was a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under this agreement expired on  February 14, 2024.
LVIP SSGA Nasdaq-100 Index Fund-14

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $75,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$60,946	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$815,597	$105,230
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$2,231,636	$—
LVIP SSGA Nasdaq-100 Index Fund-15

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Nasdaq-100 Index Fund-16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Nasdaq-100 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Nasdaq-100 Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2023 and the period from February 18, 2021 (commencement of operations) through December 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2023 and the period from February 18, 2021 (commencement of operations) through December 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA Nasdaq-100 Index Fund–17

LVIP SSGA Nasdaq-100 Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Nasdaq-100 Index Fund-18

LVIP SSGA Nasdaq-100 Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an expense limitation for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement.  The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance.  The Board reviewed the LVIP SSGA Nasdaq-100 Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth category and the NASDAQ 100 Total Return USD index.  The Board noted that the Fund’s total return was the same as the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period.  The Board considered that the Fund commenced operations on February 16, 2021, which provided a limited period of time to evaluate investment performance.  The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund.  The Board considered that LFI compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and SSGA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Nasdaq-100 Index Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA Nasdaq-100 Index Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA Nasdaq-100 Index Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA Nasdaq-100 Index Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Nasdaq-100 Index Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Nasdaq-100 Index Fund-24

LVIP SSGA S&P 500 Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA S&P 500 Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA S&P 500 Index Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 26.01% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Index1, returned 26.29%.
The U.S. economy rebounded this year after a difficult 2022. The S&P 500® Index (the Index) not only completely recouped the previous year’s loss of over 18% but surpassed it by a generous amount. For the year, the Index gained with the third quarter being the only losing quarter of the year.
The first quarter success was caused by optimism that the U.S. Federal Reserve (the Fed) could halt their recent interest rate hike pattern. Although that didn’t end up happening, the positive earnings announcements from many S&P 500 constituents during the quarter buoyed the U.S. market.
Momentum carried into the second quarter, its biggest quarterly advance since the fourth quarter of 2021. The U.S. market was driven significantly by a select group of stocks known as the ‘Magnificent Seven.’ These stocks were responsible for the majority of the market rally due to optimism around artificial intelligence (AI), while the rest of the market remained relatively flat.
The aforementioned third quarter was the outlier of 2023. The prolonged hope of rate cuts finally waned as the Fed kept rates unchanged in September and Fed Chair Jerome Powell cautioned that inflation remained high and interest rates could stay elevated for a longer period of time than previously anticipated.
As the year came to a close, the fourth quarter proved to be the most fruitful of the calendar year, as economic factors finally started to improve. Namely, inflation finally softened and many countries (including Brazil and Chile) started cutting their rates. The Fed held rates once again, but signs were pointing to an end in sight.
The best performing sectors for the year were Technology, Communications, and Consumer Discretionary. These three sectors more than carried Fund performance as the other eight sectors actually underperformed the S&P 500 as a whole. The only negative sectors for the year, however, were Utilities and Energy.
The Fund used index futures to manage liquidity and minimize transaction cost during the period.
Portfolio Managers:
SSGA Funds Management, Inc.:
 Emiliano Rabinovich
Keith Richardson
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP SSGA S&P 500 Index Fund - Standard Class
S&P 500® Index
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$31,150
$30,435

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA S&P 500 Index Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $30,435. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $31,150. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 26.01%
Five Years	+ 15.41%
Ten Years	+ 11.77%
Service Class Shares
One Year	+ 25.70%
Five Years	+ 15.12%
Ten Years	+ 11.49%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI", and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
LVIP SSGA S&P 500 Index Fund-1

LVIP SSGA S&P 500 Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,079.20	0.23%	$1.21
Service Class Shares	1,000.00	1,077.80	0.48%	2.51
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.23%	$1.17
Service Class Shares	1,000.00	1,022.80	0.48%	2.45

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA S&P 500 Index Fund-2

LVIP SSGA S&P 500 Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.37%
Aerospace & Defense	1.63%
Air Freight & Logistics	0.50%
Airlines	0.16%
Auto Components	0.08%
Automobiles	1.94%
Banks	3.24%
Beverages	1.49%
Biotechnology	2.00%
Building Products	0.49%
Capital Markets	2.97%
Chemicals	1.61%
Commercial Services & Supplies	0.56%
Communications Equipment	0.84%
Construction & Engineering	0.08%
Construction Materials	0.15%
Consumer Finance	0.50%
Containers & Packaging	0.22%
Distributors	0.12%
Diversified Financial Services	4.13%
Diversified Telecommunication Services	0.69%
Electric Utilities	1.54%
Electrical Equipment	0.62%
Electronic Equipment, Instruments & Components	0.62%
Energy Equipment & Services	0.35%
Entertainment	1.18%
Food & Staples Retailing	1.81%
Food Products	0.88%
Gas Utilities	0.04%
Health Care Equipment & Supplies	2.55%
Health Care Providers & Services	2.83%
Health Care REITs	0.20%
Hotel & Resort REITs	0.03%
Hotels, Restaurants & Leisure	2.16%
Household Durables	0.40%
Household Products	1.22%
Independent Power and Renewable Electricity Producers	0.03%
Industrial Conglomerates	0.84%
Industrial REITs	0.30%
Insurance	2.06%
Interactive Media & Services	5.77%
IT Services	1.23%
Leisure Products	0.02%
Life Sciences Tools & Services	1.44%
Machinery	1.77%
Media	0.69%
Security Type/Sector	Percentage of Net Assets
Metals & Mining	0.42%
Multiline Retail	3.51%
Multi-Utilities	0.65%
Office REITs	0.07%
Oil, Gas & Consumable Fuels	3.51%
Personal Products	0.18%
Pharmaceuticals	3.71%
Professional Services	0.71%
Real Estate Management & Development	0.16%
Residential REITs	0.31%
Retail REITs	0.30%
Road & Rail	1.12%
Semiconductors & Semiconductor Equipment	8.05%
Software	10.69%
Specialized REITs	1.13%
Specialty Retail	2.03%
Technology Hardware, Storage & Peripherals	7.23%
Textiles, Apparel & Luxury Goods	0.53%
Tobacco	0.54%
Trading Companies & Distributors	0.28%
Water Utilities	0.06%
Wireless Telecommunication Services	0.20%
Money Market Fund	0.47%
Total Investments	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	6.99%
Microsoft Corp.	6.94%
Amazon.com, Inc.	3.43%
NVIDIA Corp.	3.03%
Alphabet, Inc. Class A	2.05%
Meta Platforms, Inc. Class A	1.95%
Alphabet, Inc. Class C	1.74%
Tesla, Inc.	1.70%
Berkshire Hathaway, Inc. Class B	1.61%
JPMorgan Chase & Co.	1.22%
Total	30.66%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP SSGA S&P 500 Index Fund-3

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.37%
Aerospace & Defense–1.63%
†Axon Enterprise, Inc.	17,000	$4,391,610
†Boeing Co.	135,389	35,290,497
General Dynamics Corp.	54,780	14,224,723
Howmet Aerospace, Inc.	95,660	5,177,119
Huntington Ingalls Industries, Inc.	9,900	2,570,436
L3Harris Technologies, Inc.	45,506	9,584,474
Lockheed Martin Corp.	52,702	23,886,654
Northrop Grumman Corp.	33,833	15,838,581
RTX Corp.	343,471	28,899,650
Textron, Inc.	46,322	3,725,215
TransDigm Group, Inc.	13,200	13,353,120
		156,942,079
Air Freight & Logistics–0.50%
CH Robinson Worldwide, Inc.	28,427	2,455,809
Expeditors International of Washington, Inc.	34,876	4,436,227
FedEx Corp.	55,803	14,116,485
United Parcel Service, Inc. Class B	173,724	27,314,624
		48,323,145
Airlines–0.16%
†American Airlines Group, Inc.	161,600	2,220,384
Delta Air Lines, Inc.	155,800	6,267,834
Southwest Airlines Co.	141,081	4,074,419
†United Airlines Holdings, Inc.	81,200	3,350,312
		15,912,949
Auto Components–0.08%
†Aptiv PLC	64,524	5,789,093
BorgWarner, Inc.	58,798	2,107,909
		7,897,002
Automobiles–1.94%
Ford Motor Co.	934,002	11,385,484
General Motors Co.	325,406	11,688,584
†Tesla, Inc.	662,600	164,642,848
		187,716,916
Banks–3.24%
Bank of America Corp.	1,652,701	55,646,443
Citigroup, Inc.	461,862	23,758,181
Citizens Financial Group, Inc.	108,700	3,602,318
Comerica, Inc.	30,052	1,677,202
Fifth Third Bancorp	161,167	5,558,650
Huntington Bancshares, Inc.	358,720	4,562,918
JPMorgan Chase & Co.	692,360	117,770,436
KeyCorp	230,994	3,326,314
M&T Bank Corp.	39,124	5,363,118
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
PNC Financial Services Group, Inc.	96,146	$14,888,208
Regions Financial Corp.	217,614	4,217,359
Truist Financial Corp.	320,242	11,823,335
U.S. Bancorp	372,556	16,124,224
Wells Fargo & Co.	868,482	42,746,684
Zions Bancorp NA	36,642	1,607,484
		312,672,874
Beverages–1.49%
Brown-Forman Corp. Class B	44,150	2,520,965
Coca-Cola Co.	930,697	54,845,974
Constellation Brands, Inc. Class A	39,235	9,485,061
Keurig Dr Pepper, Inc.	239,700	7,986,804
Molson Coors Beverage Co. Class B	45,417	2,779,975
†Monster Beverage Corp.	177,602	10,231,651
PepsiCo, Inc.	329,175	55,907,082
		143,757,512
Biotechnology–2.00%
AbbVie, Inc.	422,149	65,420,431
Amgen, Inc.	127,757	36,796,571
†Biogen, Inc.	34,749	8,991,999
Gilead Sciences, Inc.	297,249	24,080,141
†Incyte Corp.	45,900	2,882,061
†Moderna, Inc.	78,500	7,806,825
†Regeneron Pharmaceuticals, Inc.	25,562	22,450,849
†Vertex Pharmaceuticals, Inc.	61,500	25,023,735
		193,452,612
Building Products–0.49%
A O Smith Corp.	30,300	2,497,932
Allegion PLC	21,125	2,676,326
†Builders FirstSource, Inc.	29,000	4,841,260
Carrier Global Corp.	200,961	11,545,209
Johnson Controls International PLC	162,289	9,354,338
Masco Corp.	54,421	3,645,119
Trane Technologies PLC	54,275	13,237,673
		47,797,857
Capital Markets–2.97%
Ameriprise Financial, Inc.	23,982	9,109,083
Bank of New York Mellon Corp.	182,503	9,499,281
BlackRock, Inc.	33,691	27,350,354
Blackstone, Inc.	170,200	22,282,584
Cboe Global Markets, Inc.	26,100	4,660,416
Charles Schwab Corp.	355,225	24,439,480
CME Group, Inc.	86,853	18,291,242
FactSet Research Systems, Inc.	8,900	4,245,745
LVIP SSGA S&P 500 Index Fund-4

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Franklin Resources, Inc.	67,456	$2,009,514
Goldman Sachs Group, Inc.	77,886	30,046,082
Intercontinental Exchange, Inc.	138,030	17,727,193
Invesco Ltd.	107,539	1,918,496
MarketAxess Holdings, Inc.	9,300	2,723,505
Moody's Corp.	37,542	14,662,404
Morgan Stanley	301,788	28,141,731
MSCI, Inc.	18,800	10,634,220
Nasdaq, Inc.	80,231	4,664,630
Northern Trust Corp.	48,484	4,091,080
Raymond James Financial, Inc.	44,450	4,956,175
S&P Global, Inc.	77,437	34,112,547
State Street Corp.	75,490	5,847,455
T Rowe Price Group, Inc.	54,335	5,851,336
		287,264,553
Chemicals–1.61%
Air Products & Chemicals, Inc.	53,399	14,620,646
Albemarle Corp.	28,000	4,045,440
Celanese Corp.	24,000	3,728,880
CF Industries Holdings, Inc.	45,390	3,608,505
Corteva, Inc.	170,727	8,181,238
Dow, Inc.	170,027	9,324,281
DuPont de Nemours, Inc.	101,749	7,827,551
Eastman Chemical Co.	29,327	2,634,151
Ecolab, Inc.	59,657	11,832,966
FMC Corp.	31,301	1,973,528
International Flavors & Fragrances, Inc.	60,304	4,882,815
Linde PLC	115,980	47,634,146
LyondellBasell Industries NV Class A	62,580	5,950,106
Mosaic Co.	81,947	2,927,966
PPG Industries, Inc.	56,456	8,442,995
Sherwin-Williams Co.	56,648	17,668,511
		155,283,725
Commercial Services & Supplies–0.56%
Cintas Corp.	20,808	12,540,149
†Copart, Inc.	206,200	10,103,800
Republic Services, Inc.	49,137	8,103,183
Rollins, Inc.	69,625	3,040,524
Veralto Corp.	52,667	4,332,387
Waste Management, Inc.	87,771	15,719,786
		53,839,829
Communications Equipment–0.84%
†Arista Networks, Inc.	60,800	14,319,008
Cisco Systems, Inc.	968,924	48,950,041
†F5, Inc.	14,796	2,648,188
Juniper Networks, Inc.	81,304	2,396,842
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
Motorola Solutions, Inc.	39,902	$12,492,917
		80,806,996
Construction & Engineering–0.08%
Quanta Services, Inc.	34,687	7,485,455
		7,485,455
Construction Materials–0.15%
Martin Marietta Materials, Inc.	14,800	7,383,868
Vulcan Materials Co.	31,763	7,210,519
		14,594,387
Consumer Finance–0.50%
American Express Co.	137,450	25,749,883
Capital One Financial Corp.	91,830	12,040,750
Discover Financial Services	59,211	6,655,316
Synchrony Financial	96,568	3,687,932
		48,133,881
Containers & Packaging–0.22%
Amcor PLC	346,508	3,340,337
Avery Dennison Corp.	18,843	3,809,301
Ball Corp.	78,056	4,489,781
International Paper Co.	85,901	3,105,321
Packaging Corp. of America	22,200	3,616,602
Westrock Co.	63,918	2,653,876
		21,015,218
Distributors–0.12%
Genuine Parts Co.	34,641	4,797,778
LKQ Corp.	61,700	2,948,643
Pool Corp.	9,700	3,867,487
		11,613,908
Diversified Financial Services–4.13%
†Berkshire Hathaway, Inc. Class B	435,869	155,457,038
Fidelity National Information Services, Inc.	142,189	8,541,293
†Fiserv, Inc.	143,124	19,012,592
†FleetCor Technologies, Inc.	17,500	4,945,675
Global Payments, Inc.	62,845	7,981,315
Jack Henry & Associates, Inc.	17,600	2,876,016
Mastercard, Inc. Class A	198,220	84,542,812
†PayPal Holdings, Inc.	256,844	15,772,790
Visa, Inc. Class A	381,728	99,382,885
		398,512,416
Diversified Telecommunication Services–0.69%
AT&T, Inc.	1,706,640	28,637,419
Verizon Communications, Inc.	1,004,458	37,868,067
		66,505,486
LVIP SSGA S&P 500 Index Fund-5

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities–1.54%
Alliant Energy Corp.	63,000	$3,231,900
American Electric Power Co., Inc.	125,278	10,175,079
Constellation Energy Corp.	77,918	9,107,835
Duke Energy Corp.	186,048	18,054,098
Edison International	92,704	6,627,409
Entergy Corp.	50,772	5,137,619
Evergy, Inc.	56,999	2,975,348
Eversource Energy	84,374	5,207,563
Exelon Corp.	239,056	8,582,110
FirstEnergy Corp.	121,806	4,465,408
NextEra Energy, Inc.	491,832	29,873,876
NRG Energy, Inc.	52,155	2,696,413
PG&E Corp.	498,500	8,987,955
Pinnacle West Capital Corp.	27,883	2,003,115
PPL Corp.	174,698	4,734,316
Southern Co.	263,326	18,464,419
Xcel Energy, Inc.	133,677	8,275,943
		148,600,406
Electrical Equipment–0.62%
AMETEK, Inc.	55,400	9,134,906
Eaton Corp. PLC	96,317	23,195,060
Emerson Electric Co.	135,830	13,220,334
†Generac Holdings, Inc.	15,000	1,938,600
Hubbell, Inc.	12,900	4,243,197
Rockwell Automation, Inc.	27,590	8,566,143
		60,298,240
Electronic Equipment, Instruments & Components–0.62%
Amphenol Corp. Class A	141,864	14,062,978
CDW Corp.	32,200	7,319,704
Corning, Inc.	182,860	5,568,087
Jabil, Inc.	29,900	3,809,260
†Keysight Technologies, Inc.	41,900	6,665,871
TE Connectivity Ltd.	74,511	10,468,796
†Teledyne Technologies, Inc.	11,197	4,997,109
†Trimble, Inc.	61,100	3,250,520
†Zebra Technologies Corp. Class A	12,800	3,498,624
		59,640,949
Energy Equipment & Services–0.35%
Baker Hughes Co.	245,997	8,408,177
Halliburton Co.	216,637	7,831,428
Schlumberger NV	338,773	17,629,747
		33,869,352
Entertainment–1.18%
Electronic Arts, Inc.	58,679	8,027,874
†Live Nation Entertainment, Inc.	35,500	3,322,800
†Netflix, Inc.	104,700	50,976,336
†Take-Two Interactive Software, Inc.	38,300	6,164,385
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
Walt Disney Co.	437,335	$39,486,977
†Warner Bros Discovery, Inc.	536,913	6,110,070
		114,088,442
Food & Staples Retailing–1.81%
Costco Wholesale Corp.	105,948	69,934,156
Dollar General Corp.	53,729	7,304,457
†Dollar Tree, Inc.	49,583	7,043,265
Kroger Co.	156,046	7,132,863
Sysco Corp.	121,718	8,901,237
Target Corp.	110,938	15,799,790
Walgreens Boots Alliance, Inc.	172,762	4,510,816
Walmart, Inc.	341,295	53,805,157
		174,431,741
Food Products–0.88%
Archer-Daniels-Midland Co.	127,223	9,188,045
Bunge Global SA	33,900	3,422,205
Campbell Soup Co.	48,350	2,090,171
Conagra Brands, Inc.	118,652	3,400,566
General Mills, Inc.	141,312	9,205,064
Hershey Co.	35,230	6,568,281
Hormel Foods Corp.	71,672	2,301,388
J M Smucker Co.	23,847	3,013,784
Kellanova	63,677	3,560,181
Kraft Heinz Co.	190,324	7,038,182
Lamb Weston Holdings, Inc.	36,100	3,902,049
McCormick & Co., Inc.	59,838	4,094,116
Mondelez International, Inc. Class A	324,608	23,511,357
Tyson Foods, Inc. Class A	71,050	3,818,937
		85,114,326
Gas Utilities–0.04%
Atmos Energy Corp.	34,900	4,044,910
		4,044,910
Health Care Equipment & Supplies–2.55%
Abbott Laboratories	417,180	45,919,003
†Align Technology, Inc.	17,000	4,658,000
Baxter International, Inc.	120,222	4,647,783
Becton Dickinson & Co.	68,613	16,729,908
†Boston Scientific Corp.	352,787	20,394,616
Cooper Cos., Inc.	11,700	4,427,748
DENTSPLY SIRONA, Inc.	52,975	1,885,380
†Dexcom, Inc.	93,300	11,577,597
†Edwards Lifesciences Corp.	146,048	11,136,160
GE HealthCare Technologies, Inc.	90,649	7,008,981
†Hologic, Inc.	58,300	4,165,535
†IDEXX Laboratories, Inc.	20,000	11,101,000
†Insulet Corp.	17,300	3,753,754
†Intuitive Surgical, Inc.	84,707	28,576,753
Medtronic PLC	317,596	26,163,558
LVIP SSGA S&P 500 Index Fund-6

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
ResMed, Inc.	35,000	$6,020,700
STERIS PLC	23,700	5,210,445
Stryker Corp.	80,612	24,140,070
Teleflex, Inc.	11,800	2,942,212
Zimmer Biomet Holdings, Inc.	49,690	6,047,273
		246,506,476
Health Care Providers & Services–2.83%
Cardinal Health, Inc.	60,561	6,104,549
Cencora, Inc.	38,678	7,943,688
†Centene Corp.	126,774	9,407,898
Cigna Group	70,602	21,141,769
CVS Health Corp.	309,942	24,473,020
†DaVita, Inc.	13,328	1,396,241
Elevance Health, Inc.	56,588	26,684,637
HCA Healthcare, Inc.	47,100	12,749,028
†Henry Schein, Inc.	32,400	2,453,004
Humana, Inc.	29,632	13,565,826
Laboratory Corp. of America Holdings	21,047	4,783,773
McKesson Corp.	32,094	14,858,880
†Molina Healthcare, Inc.	13,800	4,986,078
Quest Diagnostics, Inc.	27,611	3,807,005
UnitedHealth Group, Inc.	221,746	116,742,617
Universal Health Services, Inc. Class B	15,000	2,286,600
		273,384,613
Health Care REITs–0.20%
Healthpeak Properties, Inc.	137,323	2,718,995
Ventas, Inc.	94,695	4,719,599
Welltower, Inc.	133,801	12,064,836
		19,503,430
Hotel & Resort REITs–0.03%
Host Hotels & Resorts, Inc.	172,851	3,365,409
		3,365,409
Hotels, Restaurants & Leisure–2.16%
†Airbnb, Inc. Class A	102,100	13,899,894
†Booking Holdings, Inc.	8,375	29,707,967
†Caesars Entertainment, Inc.	53,000	2,484,640
†Carnival Corp.	241,391	4,475,389
†Chipotle Mexican Grill, Inc.	6,522	14,915,553
Darden Restaurants, Inc.	29,830	4,901,069
Domino's Pizza, Inc.	8,700	3,586,401
†Expedia Group, Inc.	32,349	4,910,255
Hilton Worldwide Holdings, Inc.	60,900	11,089,281
Las Vegas Sands Corp.	88,500	4,355,085
Marriott International, Inc. Class A	58,727	13,243,526
McDonald's Corp.	174,218	51,657,379
†MGM Resorts International	65,400	2,922,072
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Norwegian Cruise Line Holdings Ltd.	105,800	$2,120,232
†Royal Caribbean Cruises Ltd.	54,300	7,031,307
Starbucks Corp.	273,506	26,259,311
Wynn Resorts Ltd.	24,850	2,264,084
Yum! Brands, Inc.	67,324	8,796,554
		208,619,999
Household Durables–0.40%
DR Horton, Inc.	72,174	10,969,005
Garmin Ltd.	35,924	4,617,671
Lennar Corp. Class A	60,843	9,068,041
†Mohawk Industries, Inc.	12,200	1,262,700
†NVR, Inc.	750	5,250,337
PulteGroup, Inc.	51,441	5,309,740
Whirlpool Corp.	13,908	1,693,577
		38,171,071
Household Products–1.22%
Church & Dwight Co., Inc.	58,300	5,512,848
Clorox Co.	29,285	4,175,748
Colgate-Palmolive Co.	196,152	15,635,276
Kimberly-Clark Corp.	82,131	9,979,738
Procter & Gamble Co.	564,031	82,653,103
		117,956,713
Independent Power and Renewable Electricity Producers–0.03%
AES Corp.	166,115	3,197,714
		3,197,714
Industrial Conglomerates–0.84%
3M Co.	132,583	14,493,973
General Electric Co.	259,947	33,177,036
Honeywell International, Inc.	157,572	33,044,424
		80,715,433
Industrial REITs–0.30%
Prologis, Inc.	220,422	29,382,253
		29,382,253
Insurance–2.06%
Aflac, Inc.	128,422	10,594,815
Allstate Corp.	62,772	8,786,825
American International Group, Inc.	169,144	11,459,506
Aon PLC Class A	48,354	14,071,981
†Arch Capital Group Ltd.	89,200	6,624,884
Arthur J Gallagher & Co.	52,200	11,738,736
Assurant, Inc.	13,216	2,226,764
Brown & Brown, Inc.	58,300	4,145,713
Chubb Ltd.	97,346	22,000,196
Cincinnati Financial Corp.	39,075	4,042,699
Everest Group Ltd.	10,600	3,747,948
Globe Life, Inc.	19,779	2,407,500
LVIP SSGA S&P 500 Index Fund-7

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Hartford Financial Services Group, Inc.	73,789	$5,931,160
Loews Corp.	42,908	2,985,968
Marsh & McLennan Cos., Inc.	117,869	22,332,639
MetLife, Inc.	149,815	9,907,266
Principal Financial Group, Inc.	52,033	4,093,436
Progressive Corp.	139,618	22,238,355
Prudential Financial, Inc.	87,625	9,087,589
Travelers Cos., Inc.	55,506	10,573,338
W R Berkley Corp.	50,500	3,571,360
Willis Towers Watson PLC	24,801	5,982,001
		198,550,679
Interactive Media & Services–5.77%
†Alphabet, Inc. Class A	1,417,700	198,038,513
†Alphabet, Inc. Class C	1,193,060	168,137,946
†Match Group, Inc.	69,000	2,518,500
†Meta Platforms, Inc. Class A	531,700	188,200,532
		556,895,491
IT Services–1.23%
Accenture PLC Class A	150,767	52,905,648
†Akamai Technologies, Inc.	35,303	4,178,110
Cognizant Technology Solutions Corp. Class A	121,816	9,200,762
†EPAM Systems, Inc.	14,300	4,251,962
†Gartner, Inc.	18,900	8,525,979
International Business Machines Corp.	217,563	35,582,429
†VeriSign, Inc.	21,087	4,343,079
		118,987,969
Leisure Products–0.02%
Hasbro, Inc.	32,584	1,663,739
		1,663,739
Life Sciences Tools & Services–1.44%
Agilent Technologies, Inc.	71,037	9,876,274
†Bio-Rad Laboratories, Inc. Class A	5,300	1,711,317
Bio-Techne Corp.	38,100	2,939,796
†Charles River Laboratories International, Inc.	12,200	2,884,080
Danaher Corp.	158,001	36,551,951
†Illumina, Inc.	38,300	5,332,892
†IQVIA Holdings, Inc.	44,600	10,319,548
†Mettler-Toledo International, Inc.	5,100	6,186,096
Revvity, Inc.	29,575	3,232,843
Thermo Fisher Scientific, Inc.	92,253	48,966,970
†Waters Corp.	14,216	4,680,334
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
West Pharmaceutical Services, Inc.	17,700	$6,232,524
		138,914,625
Machinery–1.77%
Caterpillar, Inc.	122,581	36,243,524
Cummins, Inc.	33,929	8,128,370
Deere & Co.	63,900	25,551,693
Dover Corp.	33,251	5,114,336
Fortive Corp.	85,571	6,300,593
IDEX Corp.	18,800	4,081,668
Illinois Tool Works, Inc.	65,519	17,162,047
Ingersoll Rand, Inc.	96,581	7,469,575
Nordson Corp.	13,300	3,513,328
Otis Worldwide Corp.	99,280	8,882,582
PACCAR, Inc.	125,732	12,277,730
Parker-Hannifin Corp.	30,482	14,043,057
Pentair PLC	40,494	2,944,319
Snap-on, Inc.	13,075	3,776,583
Stanley Black & Decker, Inc.	36,640	3,594,384
Westinghouse Air Brake Technologies Corp.	42,109	5,343,632
Xylem, Inc.	57,173	6,538,304
		170,965,725
Media–0.69%
†Charter Communications, Inc. Class A	24,300	9,444,924
Comcast Corp. Class A	960,344	42,111,084
Fox Corp. Class A	97,185	2,816,282
Interpublic Group of Cos., Inc.	96,480	3,149,107
News Corp. Class A	118,390	2,935,491
Omnicom Group, Inc.	46,297	4,005,153
Paramount Global Class B	125,000	1,848,750
		66,310,791
Metals & Mining–0.42%
Freeport-McMoRan, Inc.	343,161	14,608,364
Newmont Corp.	277,532	11,487,049
Nucor Corp.	58,343	10,154,016
Steel Dynamics, Inc.	36,500	4,310,650
		40,560,079
Multiline Retail–3.51%
†Amazon.com, Inc.	2,178,060	330,934,437
eBay, Inc.	127,244	5,550,383
†Etsy, Inc.	30,400	2,463,920
		338,948,740
Multi-Utilities–0.65%
Ameren Corp.	64,501	4,666,002
CenterPoint Energy, Inc.	148,135	4,232,217
CMS Energy Corp.	72,438	4,206,475
Consolidated Edison, Inc.	81,612	7,424,244
LVIP SSGA S&P 500 Index Fund-8

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities (continued)
Dominion Energy, Inc.	200,952	$9,444,744
DTE Energy Co.	48,292	5,324,676
NiSource, Inc.	101,995	2,707,967
Public Service Enterprise Group, Inc.	119,189	7,288,407
Sempra	149,476	11,170,341
WEC Energy Group, Inc.	75,258	6,334,466
		62,799,539
Office REITs–0.07%
Alexandria Real Estate Equities, Inc.	36,700	4,652,459
Boston Properties, Inc.	33,712	2,365,571
		7,018,030
Oil, Gas & Consumable Fuels–3.51%
APA Corp.	76,326	2,738,577
Chevron Corp.	420,116	62,664,502
ConocoPhillips	283,752	32,935,094
Coterra Energy, Inc.	183,896	4,693,026
Devon Energy Corp.	157,114	7,117,264
Diamondback Energy, Inc.	43,200	6,699,456
EOG Resources, Inc.	138,702	16,776,007
EQT Corp.	89,300	3,452,338
Exxon Mobil Corp.	959,110	95,891,818
Hess Corp.	66,520	9,589,523
Kinder Morgan, Inc.	457,981	8,078,785
Marathon Oil Corp.	142,629	3,445,917
Marathon Petroleum Corp.	90,330	13,401,359
Occidental Petroleum Corp.	158,538	9,466,304
ONEOK, Inc.	140,277	9,850,251
Phillips 66	106,571	14,188,863
Pioneer Natural Resources Co.	56,314	12,663,892
Targa Resources Corp.	53,600	4,656,232
Valero Energy Corp.	80,845	10,509,850
Williams Cos., Inc.	293,018	10,205,817
		339,024,875
Personal Products–0.18%
Estee Lauder Cos., Inc. Class A	55,767	8,155,924
Kenvue, Inc.	418,171	9,003,221
		17,159,145
Pharmaceuticals–3.71%
Bristol-Myers Squibb Co.	485,866	24,929,784
†Catalent, Inc.	44,600	2,003,878
Eli Lilly & Co.	190,828	111,237,458
Johnson & Johnson	576,152	90,306,064
Merck & Co., Inc.	606,981	66,173,069
Pfizer, Inc.	1,357,548	39,083,807
Viatris, Inc.	300,351	3,252,801
Zoetis, Inc.	109,721	21,655,634
		358,642,495
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services–0.71%
Automatic Data Processing, Inc.	98,268	$22,893,496
Broadridge Financial Solutions, Inc.	28,100	5,781,575
†Ceridian HCM Holding, Inc.	38,000	2,550,560
Equifax, Inc.	29,318	7,250,048
Jacobs Solutions, Inc.	29,534	3,833,513
Leidos Holdings, Inc.	33,900	3,669,336
Paychex, Inc.	77,176	9,192,433
Paycom Software, Inc.	12,000	2,480,640
Robert Half, Inc.	25,517	2,243,455
Verisk Analytics, Inc.	34,400	8,216,784
		68,111,840
Real Estate Management & Development–0.16%
†CBRE Group, Inc. Class A	74,076	6,895,735
†CoStar Group, Inc.	99,300	8,677,827
		15,573,562
Residential REITs–0.31%
AvalonBay Communities, Inc.	34,848	6,524,242
Camden Property Trust	25,600	2,541,824
Equity Residential	81,342	4,974,877
Essex Property Trust, Inc.	16,000	3,967,040
Invitation Homes, Inc.	137,900	4,703,769
Mid-America Apartment Communities, Inc.	28,700	3,859,002
UDR, Inc.	76,600	2,933,014
		29,503,768
Retail REITs–0.30%
Federal Realty Investment Trust	18,400	1,896,120
Kimco Realty Corp.	153,145	3,263,520
Realty Income Corp.	171,700	9,859,014
Regency Centers Corp.	36,900	2,472,300
Simon Property Group, Inc.	78,548	11,204,087
		28,695,041
Road & Rail–1.12%
CSX Corp.	470,812	16,323,052
JB Hunt Transport Services, Inc.	19,200	3,835,008
Norfolk Southern Corp.	54,232	12,819,360
Old Dominion Freight Line, Inc.	21,600	8,755,128
†Uber Technologies, Inc.	491,700	30,273,969
Union Pacific Corp.	145,602	35,762,763
		107,769,280
Semiconductors & Semiconductor Equipment–8.05%
†Advanced Micro Devices, Inc.	386,283	56,941,977
Analog Devices, Inc.	118,923	23,613,351
Applied Materials, Inc.	199,853	32,390,176
Broadcom, Inc.	105,185	117,412,756
LVIP SSGA S&P 500 Index Fund-9

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Enphase Energy, Inc.	33,900	$4,479,546
†First Solar, Inc.	24,700	4,255,316
Intel Corp.	1,000,828	50,291,607
KLA Corp.	32,621	18,962,587
Lam Research Corp.	31,450	24,633,527
Microchip Technology, Inc.	130,006	11,723,941
Micron Technology, Inc.	263,359	22,475,057
Monolithic Power Systems, Inc.	11,600	7,317,048
NVIDIA Corp.	591,840	293,091,005
NXP Semiconductors NV	61,700	14,171,256
†ON Semiconductor Corp.	103,900	8,678,767
†Qorvo, Inc.	23,900	2,691,379
QUALCOMM, Inc.	266,624	38,561,829
Skyworks Solutions, Inc.	39,500	4,440,590
Teradyne, Inc.	38,300	4,156,316
Texas Instruments, Inc.	216,924	36,976,865
		777,264,896
Software–10.69%
†Adobe, Inc.	109,000	65,029,400
†ANSYS, Inc.	20,700	7,511,616
†Autodesk, Inc.	51,403	12,515,602
†Cadence Design Systems, Inc.	64,800	17,649,576
†Fair Isaac Corp.	5,900	6,867,659
†Fortinet, Inc.	151,100	8,843,883
Gen Digital, Inc.	130,925	2,987,708
Intuit, Inc.	67,340	42,089,520
Microsoft Corp.	1,781,188	669,797,936
Oracle Corp.	378,478	39,902,936
†Palo Alto Networks, Inc.	73,000	21,526,240
†PTC, Inc.	29,100	5,091,336
Roper Technologies, Inc.	25,664	13,991,243
†Salesforce, Inc.	232,936	61,294,779
†ServiceNow, Inc.	48,700	34,406,063
†Synopsys, Inc.	36,300	18,691,233
†Tyler Technologies, Inc.	10,100	4,223,012
		1,032,419,742
Specialized REITs–1.13%
American Tower Corp.	111,203	24,006,504
Crown Castle, Inc.	102,965	11,860,538
Digital Realty Trust, Inc.	73,300	9,864,714
Equinix, Inc.	22,542	18,155,101
Extra Space Storage, Inc.	50,400	8,080,632
Four Corners Property Trust, Inc.	1	25
Iron Mountain, Inc.	72,200	5,052,556
Public Storage	37,551	11,453,055
SBA Communications Corp.	26,200	6,646,678
VICI Properties, Inc.	240,000	7,651,200
Weyerhaeuser Co.	177,107	6,158,011
		108,929,014
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–2.03%
†AutoZone, Inc.	4,227	$10,929,373
Bath & Body Works, Inc.	56,643	2,444,712
Best Buy Co., Inc.	48,077	3,763,468
†CarMax, Inc.	39,109	3,001,225
Home Depot, Inc.	239,385	82,958,872
Lowe's Cos., Inc.	137,897	30,688,977
†O'Reilly Automotive, Inc.	14,057	13,355,275
Ross Stores, Inc.	82,226	11,379,256
TJX Cos., Inc.	274,292	25,731,332
Tractor Supply Co.	26,100	5,612,283
†Ulta Beauty, Inc.	11,700	5,732,883
		195,597,656
Technology Hardware, Storage & Peripherals–7.23%
Apple, Inc.	3,503,556	674,539,637
Hewlett Packard Enterprise Co.	301,776	5,124,156
HP, Inc.	209,976	6,318,178
NetApp, Inc.	50,543	4,455,871
Seagate Technology Holdings PLC	47,572	4,061,222
†Western Digital Corp.	77,134	4,039,507
		698,538,571
Textiles, Apparel & Luxury Goods–0.53%
†Lululemon Athletica, Inc.	27,800	14,213,862
NIKE, Inc. Class B	294,168	31,937,820
Ralph Lauren Corp.	10,472	1,510,062
Tapestry, Inc.	58,234	2,143,593
VF Corp.	78,252	1,471,138
		51,276,475
Tobacco–0.54%
Altria Group, Inc.	422,901	17,059,827
Philip Morris International, Inc.	370,816	34,886,369
		51,946,196
Trading Companies & Distributors–0.28%
Fastenal Co.	137,006	8,873,879
United Rentals, Inc.	16,500	9,461,430
WW Grainger, Inc.	10,753	8,910,903
		27,246,212
Water Utilities–0.06%
American Water Works Co., Inc.	46,600	6,150,734
		6,150,734
Wireless Telecommunication Services–0.20%
T-Mobile U.S., Inc.	121,415	19,466,467
		19,466,467
Total Common Stock (Cost $2,838,038,759)		9,595,351,653

LVIP SSGA S&P 500 Index Fund-10

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.47%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	44,922,355	$44,922,355
Total Money Market Fund (Cost $44,922,355)		44,922,355

TOTAL INVESTMENTS–99.84% (Cost $2,882,961,114)	$9,640,274,008
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	15,882,382
NET ASSETS APPLICABLE TO 365,195,890 SHARES OUTSTANDING–100.00%	$9,656,156,390
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND STANDARD CLASS ($7,534,364,968 / 284,839,785 Shares)	$26.451
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND SERVICE CLASS ($2,121,791,422 / 80,356,105 Shares)	$26.405
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$2,231,293,903
Distributable earnings/(accumulated loss)	7,424,862,487
TOTAL NET ASSETS	$9,656,156,390

†Non-income producing.

★Includes $2,596,000 cash collateral held at broker for futures contracts, $3,081,020 payable for fund shares redeemed, $282,800 other accrued expenses payable, $2,010,401 due to manager and affiliates, $134,736 variation margin due to broker on futures contracts, $25,560 payable for audit fee and $241,182 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
220	E-mini S&P 500 Index	$53,020,000	$50,936,424	3/15/24	$2,083,576	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund-11

LVIP SSGA S&P 500 Index Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from unaffiliated investments	$152,851,760
Dividends from affiliated investments	56,704
Foreign taxes withheld	(39,607)
152,868,857
EXPENSES:
Management fees	15,195,222
Distribution fees-Service Class	4,761,429
Shareholder servicing fees	2,645,384
Accounting and administration expenses	1,574,947
Index fees	912,827
Trustees’ fees and expenses	334,393
Professional fees	234,848
Reports and statements to shareholders	131,428
Custodian fees	40,066
Consulting fees	8,905
Pricing fees	8,692
Other	274,683
26,122,824
Less:
Management fees waived	(19,998)
Total operating expenses	26,102,826
NET INVESTMENT INCOME	126,766,031
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	184,184
Sale of unaffiliated investments	751,339,013
Futures contracts	6,085,102
Net realized gain	757,608,299
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(480,802)
Unaffiliated investments	1,221,077,782
Futures contracts	5,291,245
Net change in unrealized appreciation (depreciation)	1,225,888,225
NET REALIZED AND UNREALIZED GAIN	1,983,496,524
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,110,262,555
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$126,766,031	$127,726,071
Net realized gain	757,608,299	248,026,164
Net change in unrealized appreciation (depreciation)	1,225,888,225	(2,428,773,827)
Net increase (decrease) in net assets resulting from operations	2,110,262,555	(2,053,021,592)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(284,245,713)	(798,812,033)
Service Class	(74,393,824)	(187,784,343)
	(358,639,537)	(986,596,376)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	567,357,431	659,728,266
Service Class	247,645,760	242,183,580
Reinvestment of dividends and distributions:
Standard Class	284,245,713	798,812,033
Service Class	74,393,824	187,784,343
	1,173,642,728	1,888,508,222
Cost of shares redeemed:
Standard Class	(1,926,221,928)	(1,034,136,689)
Service Class	(292,633,206)	(284,055,686)
	(2,218,855,134)	(1,318,192,375)
Increase (decrease) in net assets derived from capital share transactions	(1,045,212,406)	570,315,847
NET INCREASE (DECREASE) IN NET ASSETS	706,410,612	(2,469,302,121)
NET ASSETS:
Beginning of year	8,949,745,778	11,419,047,899
End of year	$9,656,156,390	$8,949,745,778
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund-12

LVIP SSGA S&P 500 Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$21.849	$30.085	$24.087	$20.989	$16.898
Income (loss) from investment operations:
Net investment income[1]	0.350	0.349	0.314	0.330	0.343
Net realized and unrealized gain (loss)	5.270	(5.904)	6.493	3.424	4.863
Total from investment operations	5.620	(5.555)	6.807	3.754	5.206
Less dividends and distributions from:
Net investment income	(0.364)	(0.353)	(0.357)	(0.350)	(0.334)
Net realized gain	(0.654)	(2.328)	(0.452)	(0.306)	(0.781)
Total dividends and distributions	(1.018)	(2.681)	(0.809)	(0.656)	(1.115)
Net asset value, end of period	$26.451	$21.849	$30.085	$24.087	$20.989
Total return[2]	26.01%	(18.31% )	28.42%	18.03%	31.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,534,365	$7,219,554	$9,250,241	$8,511,057	$7,701,580
Ratio of expenses to average net assets	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of net investment income to average net assets	1.45%	1.38%	1.15%	1.58%	1.76%
Portfolio turnover	3%	2%	2%	7%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund-13

LVIP SSGA S&P 500 Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$21.818	$30.051	$24.065	$20.977	$16.894
Income (loss) from investment operations:
Net investment income[1]	0.289	0.284	0.246	0.277	0.294
Net realized and unrealized gain (loss)	5.256	(5.895)	6.481	3.414	4.857
Total from investment operations	5.545	(5.611)	6.727	3.691	5.151
Less dividends and distributions from:
Net investment income	(0.304)	(0.294)	(0.289)	(0.297)	(0.287)
Net realized gain	(0.654)	(2.328)	(0.452)	(0.306)	(0.781)
Total dividends and distributions	(0.958)	(2.622)	(0.741)	(0.603)	(1.068)
Net asset value, end of period	$26.405	$21.818	$30.051	$24.065	$20.977
Total return[2]	25.70%	(18.51% )	28.10%	17.74%	30.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,121,791	$1,730,192	$2,168,807	$1,770,490	$1,523,447
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.20%	1.13%	0.90%	1.33%	1.51%
Portfolio turnover	3%	2%	2%	7%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund-14

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is as a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA S&P 500 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI", and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current
LVIP SSGA S&P 500 Index Fund-15

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.24% of the first $500 million of the Fund’s average daily net assets; 0.20% of the next $500 million; and 0.16% of the Fund’s average daily net assets in excess of $1 billion.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 Billion of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$736,683
Legal	120,593
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $48,659 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP SSGA S&P 500 Index Fund-16

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$1,336,921
Distribution fees payable to LFD	440,091
Shareholder servicing fees payable to Lincoln Life	233,389
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
EQUITY INVESTMENT-0.00%@
Insurance-0.00%@
×Lincoln National Corp.	$1,414,226	$—	$1,117,608	$184,184	$(480,802)	$—	—	$56,704	$—

@ As a percentage of Net Assets as of December 31, 2023.
× Issuer was not an investment of the Fund at December 31, 2023.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$246,324,545
Sales	1,461,059,636
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,972,704,412
Aggregate unrealized appreciation of investments and derivatives	$6,785,981,308
Aggregate unrealized depreciation of investments and derivatives	(118,411,709)
Net unrealized appreciation of investments and derivatives	$6,667,569,599
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA S&P 500 Index Fund-17

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$9,595,351,653	$—	$—	$9,595,351,653
Money Market Fund	44,922,355	—	—	44,922,355
Total Investments	$9,640,274,008	$—	$—	$9,640,274,008
Derivatives:

Assets:
Futures Contract	$2,083,576	$—	$—	$2,083,576
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, Passive Foreign Investment Companies ("PFICs") and Non-Real Estate Investment Trusts (REITs).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$126,466,661	$127,613,788
Long-term capital gains	232,172,876	858,982,588
Total	$358,639,537	$986,596,376
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,378,411
Undistributed long-term capital gains	753,914,479
Other temporary differences	(2)
Net unrealized appreciation	6,667,569,599
Distributable earnings/(accumulated loss)	$7,424,862,487
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily due to real estate investment trusts (REITs):
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(51,688)	$51,688
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP SSGA S&P 500 Index Fund-18

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	23,591,303	26,376,214
Service Class	10,113,956	9,578,195
Shares reinvested:
Standard Class	11,299,599	36,680,149
Service Class	2,971,722	8,657,769
	47,976,580	81,292,327
Shares redeemed:
Standard Class	(80,474,643)	(40,100,616)
Service Class	(12,029,654)	(11,107,420)
	(92,504,297)	(51,208,036)
Net increase (decrease)	(44,527,717)	30,084,291
7. Line of Credit
During the year ended December 31, 2023, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, was subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that was a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under this agreement expired on  February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $75,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
LVIP SSGA S&P 500 Index Fund-19

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$2,083,576	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$6,085,102	$5,291,245
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$84,026,185	$—
9. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
LVIP SSGA S&P 500 Index Fund-20

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA S&P 500 Index Fund-21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA S&P 500 Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA S&P 500 Index Fund–22

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA S&P 500 Index Fund-23

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented a partial advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA S&P 500 Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the three- and ten-year periods and the same as the return of the Morningstar peer group median and below the return of the benchmark index for the five-year period. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LFI compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA S&P 500 Index Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA S&P 500 Index Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA S&P 500 Index Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA S&P 500 Index Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA S&P 500 Index Fund-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA S&P 500 Index Fund-29

LVIP SSGA Short-Term Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Short-Term Bond Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Short-Term Bond Index Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 5.17% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Bloomberg U.S. 1-3 Year Corporate Bond Index1, returned 5.47%.
Bond markets in 2023 rebounded after a dismal 2022, with all major global bond indices posting positive returns. Despite the positive performance, markets were fairly volatile throughout the year with March’s banking crisis, continued rate hikes amid inflation concerns, and geopolitical issues all weighing heavily on investor’s minds.  Returns were muted the first three quarters of the year, only to be boosted by a strong bond rally in the fourth quarter as the U.S. Federal Reserve (“the Fed”) signaled an end to their long-winded hiking cycle.
Ten-year Treasury yields ended the year at 3.88%, 15 bps higher than the start of the year, but more notably, one full percentage point lower than peak rates seen in October.  The curve inversion that first appeared in June 2022 eased by 26 bps from the start of the year to end at -37 bps, after troughing at -108 bps at the height of the banking crisis in March.  Credit spreads mirrored the late-year optimism seen in Treasuries, with investment grade option-adjusted spread (OAS) starting the year at 1.32%, widening to 1.63% during the bank crisis, and ending the year tighter at 0.99%.
Core inflation measures were still the main concern for investors over one year after the Fed commenced its aggressive policy path.  The Fed raised rates an additional 100 bps in 2023, before pausing at the September Federal Open Market Committee (“FOMC”) meeting.  Taking what economists have termed a “hawkish pause” at the June FOMC meeting, bringing interest rates to a 5.50% upper bound. Consumer Price Index readings declined steadily throughout the year in response to the rate hikes, and November’s reading came to just 3.1% (vs. 4.1% at the start of the year).  Despite overall inflation cooling, certain pockets of the economy were still strong in 2023, seemingly unfazed by the Fed’s hiking.  Notably, the job market has remained resilient, with unemployment ending the year at 3.77%, just 0.2% higher than the start of the year.  Gross Domestic Product likewise outpaced expectations in 2023, leading investors to be cautiously optimistic that the Fed will be able to achieve their goal of a soft landing.  At year end, the market was pricing in six 25 bps rate cuts for 2024, which we believe signals confidence the fight to tame inflation has finally come to an end.
Any small deviations in performance can be attributed to misweights due to our sampling process as well as effects from trading.
As this is an indexed fund, primary factors that affected markets also affected the Fund’s performance. Improving investor sentiment despite ongoing inflation concerns and the Fed’s response to higher data prints were the primary drivers of Fund performance during the reporting period.  In an effort to bring down inflationary pressures that have lingered from the 2020 Covid-19 market meltdown, the Fed embarked on an aggressive quantitative tightening cycle in early 2022 that continued into the third quarter of 2023.  Treasury yields were volatile throughout the year, resulting in muted returns for the first three quarters.  In the fourth quarter, the Fed signaled that their quantitative tightening may have been enough to quell inflation, leading to a bond rally as investors anticipated interest rate cuts in 2024.
Portfolio Managers:
SSGA Funds Management, Inc.:
 Michael Brunell
Christopher DiStefano
David Marchetti
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/18 through 12/31/23

LVIP SSGA Short-Term Bond Index Fund - Standard Class
LVIP SSGA Short-Term Bond Index Fund - Service Class
Bloomberg U.S. 1-3 Year Corporate Bond Index
$11,500
$11,000
$10,500
$10,000
$9,500
5/1/18
12/31/23
$11,338
$11,143
$10,987

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Short-Term Bond Index Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,143 for the Standard Class shares and to $10,987 for the Service Class shares. For comparison, look at how the Bloomberg U.S. 1-3 Year Corporate Bond Index did over the same period. The same $10,000 investment would have increased to $11,338. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP SSGA Short-Term Bond Index Fund-1

LVIP SSGA Short-Term Bond Index Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 5.17%
Five Years	+ 1.87%
Inception (5/1/18)	+ 1.93%
Service Class Shares
One Year	+ 4.91%
Five Years	+ 1.62%
Inception (5/1/18)	+ 1.67%
1.The Bloomberg U.S. 1-3 Year Corporate Bond Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser, or the subadviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index, and publishes information regarding the market value of the Index.
LVIP SSGA Short-Term Bond Index Fund-2

LVIP SSGA Short-Term Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,036.90	0.36%	$1.85
Service Class Shares	1,000.00	1,035.60	0.61%	3.13
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA Short-Term Bond Index Fund-3

LVIP SSGA Short-Term Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	97.65%
Aerospace & Defense	1.72%
Agriculture	1.07%
Airlines	0.09%
Apparel	0.46%
Auto Manufacturers	4.59%
Auto Parts & Equipment	0.21%
Banks	33.72%
Beverages	1.39%
Biotechnology	0.87%
Building Materials	0.56%
Chemicals	0.78%
Commercial Services	0.79%
Computers	2.97%
Cosmetics & Personal Care	0.77%
Distribution/Wholesale	0.05%
Diversified Financial Services	4.70%
Electric	4.87%
Electrical Components & Equipment	0.10%
Electronics	0.61%
Entertainment	0.29%
Environmental Control	0.08%
Food	1.29%
Forest Products & Paper	0.09%
Gas	0.34%
Hand Machine Tools	0.23%
Health Care Products	0.85%
Health Care Services	1.67%
Home Builders	0.17%
Household Products Ware	0.08%
Insurance	1.54%
Internet	1.55%
Investment Companies	1.10%
Iron & Steel	0.43%
Leisure Time	0.09%
Lodging	0.45%
Machinery Construction & Mining	0.67%
Machinery Diversified	1.63%
Media	1.58%
Mining	0.18%
Miscellaneous Manufacturing	0.32%
Office Business Equipment	0.25%
Oil & Gas	2.83%
Oil & Gas Services	0.20%
Packaging & Containers	0.29%
Pharmaceuticals	4.13%
Pipelines	2.67%
Security Type/Sector	Percentage of Net Assets
Real Estate	0.05%
Real Estate Investment Trusts	3.18%
Retail	2.14%
Semiconductors	1.62%
Software	2.16%
Telecommunications	2.17%
Toys Games Hobby	0.08%
Transportation	0.93%
Supranational Banks	0.90%
Money Market Fund	2.79%
Total Investments	101.34%
Liabilities Net of Receivables and Other Assets	(1.34%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Credit Quality Ratings (as a % of fixed income investments)#
AAA	2.07%
AA	18.06%
A	44.76%
BBB	35.11%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP SSGA Short-Term Bond Index Fund-4

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–97.65%
Aerospace & Defense–1.72%
Boeing Co.
2.20% 2/4/26	1,000,000	$944,887
2.25% 6/15/26	250,000	234,213
3.10% 5/1/26	350,000	336,361
4.88% 5/1/25	1,000,000	994,988
General Dynamics Corp.
3.25% 4/1/25	250,000	244,890
3.50% 5/15/25	500,000	490,745
L3Harris Technologies, Inc. 3.85% 12/15/26	250,000	245,032
Lockheed Martin Corp. 3.55% 1/15/26	350,000	343,661
Northrop Grumman Corp. 2.93% 1/15/25	350,000	341,977
RTX Corp.
2.65% 11/1/26	250,000	236,573
3.95% 8/16/25	250,000	246,370
5.00% 2/27/26	55,000	55,221
5.75% 11/8/26	175,000	179,831
		4,894,749
Agriculture–1.07%
Altria Group, Inc. 2.35% 5/6/25	350,000	337,541
BAT Capital Corp. 3.22% 9/6/26	250,000	239,099
BAT International Finance PLC 1.67% 3/25/26	500,000	464,430
Bunge Ltd. Finance Corp. 1.63% 8/17/25	350,000	330,873
Philip Morris International, Inc.
0.88% 5/1/26	250,000	229,030
1.50% 5/1/25	350,000	334,376
3.38% 8/11/25	250,000	243,894
4.88% 2/13/26	490,000	491,713
5.00% 11/17/25	120,000	120,475
Reynolds American, Inc. 4.45% 6/12/25	250,000	247,079
		3,038,510
Airlines–0.09%
Southwest Airlines Co. 5.25% 5/4/25	250,000	249,915
		249,915
Apparel–0.46%
NIKE, Inc.
2.38% 11/1/26	250,000	237,270
2.40% 3/27/25	350,000	340,328
PVH Corp. 4.63% 7/10/25	250,000	245,207
Ralph Lauren Corp. 3.75% 9/15/25	350,000	342,664
Tapestry, Inc.
7.00% 11/27/26	85,000	88,118
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Apparel (continued)
Tapestry, Inc. (continued)
7.05% 11/27/25	65,000	$66,430
		1,320,017
Auto Manufacturers–4.59%
American Honda Finance Corp.
1.00% 9/10/25	350,000	329,071
1.20% 7/8/25	500,000	473,766
1.50% 1/13/25	200,000	192,956
4.60% 4/17/25	250,000	248,983
4.75% 1/12/26	125,000	125,327
5.25% 7/7/26	150,000	152,853
5.80% 10/3/25	250,000	254,298
Ford Motor Co. 4.35% 12/8/26	500,000	487,266
Ford Motor Credit Co. LLC
2.70% 8/10/26	1,500,000	1,389,281
4.39% 1/8/26	1,500,000	1,458,590
General Motors Financial Co., Inc.
1.50% 6/10/26	350,000	320,700
2.75% 6/20/25	500,000	480,739
2.90% 2/26/25	250,000	242,555
3.80% 4/7/25	95,000	92,999
4.00% 10/6/26	300,000	291,862
4.30% 7/13/25	250,000	245,665
4.35% 4/9/25	250,000	246,203
5.25% 3/1/26	500,000	500,319
5.40% 4/6/26	185,000	186,173
6.05% 10/10/25	950,000	960,815
PACCAR Financial Corp.
3.55% 8/11/25	350,000	344,195
4.45% 3/30/26	200,000	199,635
4.95% 10/3/25	100,000	100,563
5.05% 8/10/26	340,000	344,775
5.20% 11/9/26	165,000	168,520
Toyota Motor Corp. 5.28% 7/13/26	120,000	122,087
Toyota Motor Credit Corp.
0.80% 10/16/25	350,000	327,126
1.13% 6/18/26	250,000	230,849
1.45% 1/13/25	150,000	144,755
3.00% 4/1/25	500,000	488,773
3.65% 8/18/25	500,000	491,789
3.95% 6/30/25	175,000	172,909
4.45% 5/18/26	250,000	249,590
5.00% 8/14/26	250,000	252,992
5.40% 11/10/25	200,000	203,091
5.40% 11/20/26	250,000	255,883
5.60% 9/11/25	250,000	254,050
		13,032,003
Auto Parts & Equipment–0.21%
Magna International, Inc.
4.15% 10/1/25	350,000	344,417
LVIP SSGA Short-Term Bond Index Fund-5

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Magna International, Inc. (continued)
5.98% 3/21/26	250,000	$250,393
		594,810
Banks–33.72%
Australia & New Zealand Banking Group Ltd. 3.70% 11/16/25	250,000	245,491
Banco Bilbao Vizcaya Argentaria SA
1.13% 9/18/25	250,000	233,189
μ5.86% 9/14/26	200,000	200,972
Banco Santander SA
μ1.72% 9/14/27	200,000	180,865
1.85% 3/25/26	200,000	185,130
2.75% 5/28/25	350,000	337,682
3.50% 3/24/25	200,000	195,752
5.15% 8/18/25	450,000	447,399
5.18% 11/19/25	250,000	247,934
μ6.53% 11/7/27	400,000	413,615
Bank of America Corp.
μ1.20% 10/24/26	500,000	464,278
μ1.32% 6/19/26	1,250,000	1,176,414
μ1.73% 7/22/27	500,000	458,076
μ2.02% 2/13/26	250,000	240,229
μ3.37% 1/23/26	500,000	488,316
μ3.38% 4/2/26	600,000	583,535
3.50% 4/19/26	1,000,000	973,069
3.88% 8/1/25	1,100,000	1,083,362
3.95% 4/21/25	250,000	245,762
4.00% 1/22/25	500,000	493,263
4.25% 10/22/26	500,000	490,908
4.45% 3/3/26	350,000	346,146
μ4.83% 7/22/26	500,000	496,142
μ5.08% 1/20/27	650,000	648,568
μ5.93% 9/15/27	750,000	765,245
Bank of America NA
5.53% 8/18/26	350,000	356,461
5.65% 8/18/25	350,000	354,296
Bank of Montreal
1.50% 1/10/25	395,000	380,605
3.70% 6/7/25	205,000	200,885
5.27% 12/11/26	210,000	212,887
5.30% 6/5/26	750,000	757,418
5.92% 9/25/25	250,000	253,910
Bank of New York Mellon Corp.
0.75% 1/28/26	350,000	322,457
2.80% 5/4/26	250,000	239,263
μ4.41% 7/24/26	595,000	588,676
μ4.95% 4/26/27	615,000	615,183
Bank of Nova Scotia
1.05% 3/2/26	350,000	322,524
1.35% 6/24/26	500,000	459,510
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of Nova Scotia (continued)
2.70% 8/3/26	500,000	$473,808
3.45% 4/11/25	300,000	293,513
4.50% 12/16/25	250,000	245,882
4.75% 2/2/26	350,000	349,189
5.35% 12/7/26	250,000	254,177
5.45% 6/12/25	250,000	251,087
Barclays PLC
4.38% 1/12/26	500,000	493,175
5.20% 5/12/26	500,000	496,759
μ5.30% 8/9/26	350,000	348,550
μ5.83% 5/9/27	875,000	882,825
μ6.50% 9/13/27	500,000	514,049
μ7.33% 11/2/26	500,000	516,459
Canadian Imperial Bank of Commerce
0.95% 10/23/25	250,000	233,467
3.30% 4/7/25	70,000	68,374
3.95% 8/4/25	350,000	344,414
5.14% 4/28/25	250,000	249,995
5.62% 7/17/26	300,000	305,963
5.93% 10/2/26	250,000	257,196
Citibank NA
5.49% 12/4/26	390,000	397,019
5.86% 9/29/25	340,000	345,618
Citigroup, Inc.
μ1.12% 1/28/27	750,000	689,100
μ2.01% 1/25/26	500,000	480,456
μ3.11% 4/8/26	500,000	485,955
3.20% 10/21/26	500,000	476,766
μ3.29% 3/17/26	500,000	486,776
3.40% 5/1/26	850,000	820,203
4.40% 6/10/25	1,000,000	987,064
4.60% 3/9/26	250,000	246,782
5.50% 9/13/25	250,000	251,139
μ5.61% 9/29/26	1,000,000	1,007,285
Commonwealth Bank of Australia 5.32% 3/13/26	250,000	253,749
Cooperatieve Rabobank UA
1.38% 1/10/25	250,000	240,470
4.38% 8/4/25	350,000	343,670
Credit Suisse AG
2.95% 4/9/25	600,000	581,470
3.70% 2/21/25	375,000	367,286
7.95% 1/9/25	250,000	255,505
Deutsche Bank AG
1.69% 3/19/26	750,000	696,978
μ2.13% 11/24/26	250,000	234,330
4.16% 5/13/25	155,000	152,904
μ6.12% 7/14/26	415,000	418,933
μ7.15% 7/13/27	265,000	275,066
Discover Bank 3.45% 7/27/26	250,000	236,336
Fifth Third Bancorp 2.38% 1/28/25	250,000	241,718
LVIP SSGA Short-Term Bond Index Fund-6

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Fifth Third Bank NA 3.95% 7/28/25	250,000	$244,555
Goldman Sachs Group, Inc.
μ1.54% 9/10/27	1,000,000	907,017
3.50% 1/23/25	350,000	343,195
3.50% 4/1/25	1,250,000	1,221,571
3.75% 5/22/25	850,000	832,480
4.25% 10/21/25	1,000,000	981,541
μ4.39% 6/15/27	1,000,000	984,096
μ5.80% 8/10/26	355,000	358,429
HSBC Holdings PLC
μ1.65% 4/18/26	350,000	332,551
μ2.25% 11/22/27	500,000	458,935
μ3.00% 3/10/26	200,000	193,912
3.90% 5/25/26	500,000	486,719
4.25% 8/18/25	350,000	342,155
μ4.29% 9/12/26	1,750,000	1,712,982
μ5.89% 8/14/27	750,000	760,383
μ7.34% 11/3/26	250,000	259,514
HSBC USA, Inc. 5.63% 3/17/25	250,000	251,182
μING Groep NV
3.87% 3/28/26	650,000	637,038
6.08% 9/11/27	200,000	204,101
JPMorgan Chase & Co.
μ1.04% 2/4/27	500,000	459,531
μ1.05% 11/19/26	250,000	231,508
μ1.58% 4/22/27	1,000,000	922,824
μ2.08% 4/22/26	2,050,000	1,963,591
μ2.60% 2/24/26	500,000	484,212
2.95% 10/1/26	750,000	714,427
3.20% 6/15/26	250,000	241,221
3.90% 7/15/25	250,000	246,117
μ3.96% 1/29/27	500,000	488,413
μ4.08% 4/26/26	750,000	737,798
4.13% 12/15/26	1,000,000	980,196
μ6.07% 10/22/27	400,000	411,485
7.75% 7/15/25	250,000	260,137
JPMorgan Chase Bank NA 5.11% 12/8/26	500,000	504,486
KeyBank NA
3.30% 6/1/25	250,000	240,432
4.15% 8/8/25	500,000	484,688
Lloyds Banking Group PLC
μ1.63% 5/11/27	350,000	320,687
μ2.44% 2/5/26	250,000	241,220
μ3.51% 3/18/26	250,000	244,149
4.45% 5/8/25	250,000	246,952
4.58% 12/10/25	250,000	244,661
4.65% 3/24/26	250,000	245,126
μ4.72% 8/11/26	200,000	197,342
μ5.99% 8/7/27	220,000	223,861
Manufacturers & Traders Trust Co.
4.65% 1/27/26	250,000	244,798
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Manufacturers & Traders Trust Co. (continued)
5.40% 11/21/25	400,000	$397,309
Mitsubishi UFJ Financial Group, Inc.
1.41% 7/17/25	750,000	707,732
μ1.64% 10/13/27	200,000	182,089
2.19% 2/25/25	1,000,000	965,823
2.76% 9/13/26	250,000	236,025
3.78% 3/2/25	250,000	245,731
3.85% 3/1/26	350,000	341,713
μMizuho Financial Group, Inc.
1.23% 5/22/27	350,000	318,878
1.55% 7/9/27	250,000	228,452
2.23% 5/25/26	250,000	238,909
Morgan Stanley
μ0.99% 12/10/26	1,250,000	1,150,028
μ1.59% 5/4/27	500,000	460,694
μ2.19% 4/28/26	500,000	480,327
3.13% 7/27/26	500,000	478,776
3.88% 1/27/26	500,000	489,705
4.00% 7/23/25	850,000	837,712
μ4.68% 7/17/26	460,000	455,585
μ5.05% 1/28/27	200,000	200,193
μ6.14% 10/16/26	1,000,000	1,017,993
6.25% 8/9/26	250,000	257,811
Morgan Stanley Bank NA
4.75% 4/21/26	300,000	299,798
5.48% 7/16/25	460,000	464,175
5.88% 10/30/26	640,000	658,065
National Australia Bank Ltd.
2.50% 7/12/26	350,000	332,687
3.38% 1/14/26	250,000	243,475
National Bank of Canada 5.25% 1/17/25	250,000	249,860
NatWest Group PLC
μ1.64% 6/14/27	500,000	456,545
4.80% 4/5/26	250,000	247,694
μ5.85% 3/2/27	250,000	252,093
Northern Trust Corp. 3.95% 10/30/25	350,000	343,905
PNC Bank NA 3.25% 6/1/25	350,000	340,325
PNC Financial Services Group, Inc.
1.15% 8/13/26	250,000	227,361
2.60% 7/23/26	350,000	331,421
μ4.76% 1/26/27	115,000	114,094
μ5.81% 6/12/26	145,000	145,870
μ6.62% 10/20/27	355,000	368,249
Royal Bank of Canada
1.15% 6/10/25	500,000	473,837
1.40% 11/2/26	250,000	228,752
1.60% 1/21/25	400,000	385,860
3.38% 4/14/25	250,000	244,912
4.88% 1/12/26	750,000	751,841
LVIP SSGA Short-Term Bond Index Fund-7

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Canada (continued)
4.95% 4/25/25	535,000	$535,062
5.20% 7/20/26	250,000	252,669
Santander Holdings USA, Inc.
3.45% 6/2/25	250,000	242,838
μ5.81% 9/9/26	90,000	90,229
μSantander U.K. Group Holdings PLC 1.53% 8/21/26	250,000	233,130
Sumitomo Mitsui Financial Group, Inc.
0.95% 1/12/26	250,000	230,143
1.40% 9/17/26	350,000	318,751
1.47% 7/8/25	750,000	709,711
2.63% 7/14/26	250,000	236,819
3.01% 10/19/26	750,000	714,218
3.78% 3/9/26	150,000	146,191
5.46% 1/13/26	635,000	641,223
5.88% 7/13/26	200,000	204,498
Synchrony Bank 5.40% 8/22/25	250,000	246,246
Toronto-Dominion Bank
0.75% 9/11/25	350,000	326,572
1.15% 6/12/25	250,000	236,642
1.25% 9/10/26	250,000	228,400
1.45% 1/10/25	200,000	192,736
3.77% 6/6/25	250,000	245,968
5.10% 1/9/26	350,000	352,412
5.26% 12/11/26	130,000	132,555
5.53% 7/17/26	700,000	713,299
Truist Bank
3.30% 5/15/26	250,000	238,611
3.63% 9/16/25	350,000	338,269
Truist Financial Corp.
1.20% 8/5/25	350,000	328,470
μ1.27% 3/2/27	350,000	320,406
3.70% 6/5/25	250,000	244,254
4.00% 5/1/25	250,000	245,651
μ5.90% 10/28/26	370,000	373,040
μ6.05% 6/8/27	115,000	117,026
U.S. Bancorp
1.45% 5/12/25	250,000	237,927
3.95% 11/17/25	250,000	245,831
μ5.73% 10/21/26	315,000	317,038
μ6.79% 10/26/27	750,000	783,049
U.S. Bank NA 2.80% 1/27/25	350,000	340,598
UBS AG 5.80% 9/11/25	500,000	505,587
UBS Group AG
3.75% 3/26/25	600,000	587,788
4.55% 4/17/26	250,000	246,733
Wachovia Corp. 7.57% 8/1/26	500,000	527,551
Wells Fargo & Co.
μ2.16% 2/11/26	500,000	481,212
μ2.19% 4/30/26	500,000	479,183
3.00% 4/22/26	750,000	718,419
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo & Co. (continued)
3.00% 10/23/26	300,000	$284,812
μ3.20% 6/17/27	500,000	477,979
3.55% 9/29/25	750,000	732,817
μ3.91% 4/25/26	940,000	921,347
4.10% 6/3/26	500,000	489,003
μ4.54% 8/15/26	600,000	593,593
Wells Fargo Bank NA
5.25% 12/11/26	600,000	607,334
5.45% 8/7/26	250,000	254,073
5.55% 8/1/25	250,000	252,529
Westpac Banking Corp.
1.15% 6/3/26	250,000	230,435
2.35% 2/19/25	400,000	388,971
2.70% 8/19/26	250,000	238,763
2.85% 5/13/26	500,000	480,049
3.74% 8/26/25	350,000	344,096
5.51% 11/17/25	250,000	253,976
		95,658,131
Beverages–1.39%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.65% 2/1/26	750,000	736,356
Constellation Brands, Inc.
3.70% 12/6/26	250,000	243,505
4.40% 11/15/25	250,000	247,081
Diageo Capital PLC
1.38% 9/29/25	500,000	471,996
5.38% 10/5/26	250,000	255,428
Keurig Dr Pepper, Inc. 2.55% 9/15/26	250,000	235,935
Molson Coors Beverage Co. 3.00% 7/15/26	500,000	478,871
PepsiCo, Inc.
2.38% 10/6/26	200,000	190,044
2.85% 2/24/26	250,000	241,684
3.50% 7/17/25	250,000	245,936
4.55% 2/13/26	450,000	451,799
5.13% 11/10/26	130,000	132,748
		3,931,383
Biotechnology–0.87%
Amgen, Inc.
1.90% 2/21/25	250,000	241,317
3.13% 5/1/25	750,000	730,722
5.25% 3/2/25	105,000	105,214
5.51% 3/2/26	330,000	330,149
Biogen, Inc. 4.05% 9/15/25	350,000	344,303
Gilead Sciences, Inc. 3.65% 3/1/26	500,000	489,856
LVIP SSGA Short-Term Bond Index Fund-8

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Royalty Pharma PLC 1.20% 9/2/25	250,000	$233,256
		2,474,817
Building Materials–0.56%
Carrier Global Corp.
2.24% 2/15/25	250,000	242,262
5.80% 11/30/25	135,000	136,796
Fortune Brands Innovations, Inc. 4.00% 6/15/25	250,000	245,629
Lennox International, Inc. 1.35% 8/1/25	250,000	235,314
Owens Corning 3.40% 8/15/26	250,000	240,934
Trane Technologies Financing Ltd. 3.50% 3/21/26	150,000	145,774
Vulcan Materials Co. 5.80% 3/1/26	335,000	335,348
		1,582,057
Chemicals–0.78%
Air Products & Chemicals, Inc. 1.50% 10/15/25	250,000	236,481
Celanese U.S. Holdings LLC 6.05% 3/15/25	250,000	251,531
EIDP, Inc.
1.70% 7/15/25	250,000	237,113
4.50% 5/15/26	180,000	179,296
Linde, Inc. 4.70% 12/5/25	150,000	150,121
LYB International Finance III LLC 1.25% 10/1/25	350,000	326,915
Nutrien Ltd.
4.00% 12/15/26	250,000	244,440
5.95% 11/7/25	55,000	55,955
PPG Industries, Inc. 1.20% 3/15/26	250,000	231,079
Sherwin-Williams Co. 4.25% 8/8/25	70,000	69,281
Westlake Corp. 3.60% 8/15/26	250,000	241,479
		2,223,691
Commercial Services–0.79%
Automatic Data Processing, Inc. 3.38% 9/15/25	350,000	342,921
Equifax, Inc. 2.60% 12/15/25	250,000	238,522
Global Payments, Inc.
1.20% 3/1/26	250,000	229,676
2.65% 2/15/25	250,000	242,248
GXO Logistics, Inc. 1.65% 7/15/26	250,000	225,347
PayPal Holdings, Inc.
1.65% 6/1/25	250,000	238,604
2.65% 10/1/26	500,000	474,877
Verisk Analytics, Inc. 4.00% 6/15/25	250,000	245,618
		2,237,813
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers–2.97%
Apple, Inc.
0.55% 8/20/25	500,000	$470,191
1.13% 5/11/25	500,000	476,779
2.05% 9/11/26	250,000	235,495
2.45% 8/4/26	1,000,000	953,187
2.75% 1/13/25	500,000	489,894
3.25% 2/23/26	750,000	731,751
4.42% 5/8/26	180,000	180,028
Dell International LLC/EMC Corp.
4.90% 10/1/26	500,000	500,796
6.02% 6/15/26	1,000,000	1,023,609
Fortinet, Inc. 1.00% 3/15/26	250,000	229,161
Hewlett Packard Enterprise Co.
1.75% 4/1/26	250,000	232,730
4.90% 10/15/25	500,000	497,656
6.10% 4/1/26	250,000	250,417
HP, Inc. 2.20% 6/17/25	250,000	239,407
International Business Machines Corp.
3.30% 5/15/26	500,000	485,513
4.00% 7/27/25	200,000	197,790
4.50% 2/6/26	500,000	498,744
7.00% 10/30/25	250,000	260,255
Kyndryl Holdings, Inc. 2.05% 10/15/26	250,000	227,559
NetApp, Inc. 1.88% 6/22/25	250,000	237,849
		8,418,811
Cosmetics & Personal Care–0.77%
Colgate-Palmolive Co.
3.10% 8/15/25	65,000	63,574
4.80% 3/2/26	440,000	445,550
Conopco, Inc. 7.25% 12/15/26	250,000	267,776
Haleon U.K. Capital PLC 3.13% 3/24/25	400,000	390,570
Procter & Gamble Co.
0.55% 10/29/25	350,000	327,060
2.70% 2/2/26	250,000	241,519
4.10% 1/26/26	125,000	124,623
Unilever Capital Corp. 2.00% 7/28/26	350,000	329,865
		2,190,537
Distribution/Wholesale–0.05%
WW Grainger, Inc. 1.85% 2/15/25	150,000	144,778
		144,778
Diversified Financial Services–4.70%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45% 10/29/26	1,000,000	925,921
LVIP SSGA Short-Term Bond Index Fund-9

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (continued)
3.50% 1/15/25	350,000	$342,065
4.45% 10/1/25	250,000	245,288
Air Lease Corp.
1.88% 8/15/26	500,000	459,906
2.30% 2/1/25	150,000	144,715
2.88% 1/15/26	350,000	333,432
3.38% 7/1/25	250,000	241,975
Ally Financial, Inc. 4.63% 3/30/25	250,000	246,669
American Express Co.
1.65% 11/4/26	250,000	229,736
2.25% 3/4/25	450,000	435,359
3.95% 8/1/25	850,000	836,253
4.90% 2/13/26	85,000	85,205
μ4.99% 5/1/26	250,000	249,267
μ5.39% 7/28/27	250,000	252,870
μ6.34% 10/30/26	250,000	254,889
Ameriprise Financial, Inc. 3.00% 4/2/25	250,000	243,848
Capital One Financial Corp.
μ2.64% 3/3/26	870,000	833,622
4.20% 10/29/25	350,000	343,126
μ4.99% 7/24/26	450,000	444,801
μ7.15% 10/29/27	100,000	103,813
Charles Schwab Corp.
1.15% 5/13/26	350,000	320,755
3.45% 2/13/26	250,000	242,221
3.63% 4/1/25	200,000	196,332
3.85% 5/21/25	250,000	245,201
5.88% 8/24/26	165,000	169,232
CME Group, Inc. 3.00% 3/15/25	250,000	244,722
Discover Financial Services 4.50% 1/30/26	350,000	345,479
Intercontinental Exchange, Inc.
3.65% 5/23/25	195,000	191,510
3.75% 12/1/25	350,000	344,137
Mastercard, Inc.
2.00% 3/3/25	500,000	484,395
2.95% 11/21/26	250,000	241,099
Nasdaq, Inc. 5.65% 6/28/25	95,000	95,928
Nomura Holdings, Inc.
1.65% 7/14/26	350,000	320,011
2.65% 1/16/25	350,000	339,558
5.10% 7/3/25	500,000	496,609
5.71% 1/9/26	200,000	201,822
Synchrony Financial
4.50% 7/23/25	250,000	244,211
4.88% 6/13/25	130,000	127,780
Visa, Inc. 3.15% 12/14/25	1,000,000	975,669
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Western Union Co. 2.85% 1/10/25	250,000	$242,901
		13,322,332
Electric–4.87%
AEP Transmission Co. LLC 3.10% 12/1/26	250,000	240,190
American Electric Power Co., Inc. 5.70% 8/15/25	340,000	342,233
Avangrid, Inc. 3.20% 4/15/25	350,000	339,956
Baltimore Gas & Electric Co. 2.40% 8/15/26	250,000	235,900
Berkshire Hathaway Energy Co.
3.50% 2/1/25	150,000	147,633
4.05% 4/15/25	250,000	247,167
CenterPoint Energy, Inc. 5.25% 8/10/26	500,000	504,295
Constellation Energy Generation LLC 3.25% 6/1/25	250,000	242,808
Dominion Energy, Inc.
3.30% 3/15/25	250,000	244,077
3.90% 10/1/25	350,000	343,346
DTE Energy Co.
1.05% 6/1/25	250,000	235,557
2.85% 10/1/26	250,000	236,303
Duke Energy Carolinas LLC 2.95% 12/1/26	250,000	241,322
Duke Energy Corp.
0.90% 9/15/25	250,000	233,273
2.65% 9/1/26	250,000	237,223
5.00% 12/8/25	90,000	90,166
Edison International 4.70% 8/15/25	200,000	197,522
Enel Americas SA 4.00% 10/25/26	100,000	97,301
Entergy Corp. 0.90% 9/15/25	750,000	697,393
Evergy Kansas Central, Inc. 2.55% 7/1/26	350,000	331,534
Eversource Energy
0.80% 8/15/25	350,000	326,075
4.75% 5/15/26	125,000	124,335
Exelon Corp. 3.95% 6/15/25	250,000	245,701
Florida Power & Light Co.
2.85% 4/1/25	700,000	683,489
4.45% 5/15/26	125,000	125,108
Fortis, Inc. 3.06% 10/4/26	300,000	284,778
Georgia Power Co. 3.25% 4/1/26	250,000	240,305
National Rural Utilities Cooperative Finance Corp.
1.00% 6/15/26	250,000	229,239
3.25% 11/1/25	250,000	242,851
4.45% 3/13/26	320,000	319,515
LVIP SSGA Short-Term Bond Index Fund-10

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
National Rural Utilities Cooperative Finance Corp. (continued)
5.45% 10/30/25	100,000	$101,001
5.60% 11/13/26	180,000	184,708
NextEra Energy Capital Holdings, Inc.
4.45% 6/20/25	120,000	118,947
6.05% 3/1/25	675,000	681,012
Oncor Electric Delivery Co. LLC 0.55% 10/1/25	350,000	325,658
Pacific Gas & Electric Co.
2.95% 3/1/26	350,000	328,067
3.15% 1/1/26	250,000	239,793
3.45% 7/1/25	250,000	241,948
4.95% 6/8/25	50,000	49,672
Pinnacle West Capital Corp. 1.30% 6/15/25	250,000	235,559
Sempra
3.30% 4/1/25	245,000	239,026
5.40% 8/1/26	250,000	253,273
Southern California Edison Co.
1.20% 2/1/26	250,000	232,763
3.70% 8/1/25	250,000	244,880
4.20% 6/1/25	65,000	64,218
Southern Co.
3.25% 7/1/26	350,000	337,632
5.15% 10/6/25	80,000	80,171
Southwestern Electric Power Co. 1.65% 3/15/26	250,000	232,786
Virginia Electric & Power Co.
2.95% 11/15/26	250,000	238,643
3.10% 5/15/25	250,000	243,729
WEC Energy Group, Inc.
4.75% 1/9/26	415,000	413,370
5.00% 9/27/25	30,000	29,936
5.60% 9/12/26	65,000	66,153
Wisconsin Public Service Corp. 5.35% 11/10/25	75,000	75,581
Xcel Energy, Inc. 3.35% 12/1/26	250,000	240,591
		13,805,712
Electrical Components & Equipment–0.10%
Emerson Electric Co. 0.88% 10/15/26	300,000	272,137
		272,137
Electronics–0.61%
Amphenol Corp. 4.75% 3/30/26	255,000	255,341
Arrow Electronics, Inc. 6.13% 3/1/26	250,000	250,303
Flex Ltd. 3.75% 2/1/26	250,000	241,921
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics (continued)
Honeywell International, Inc. 2.50% 11/1/26	500,000	$476,285
Legrand France SA 8.50% 2/15/25	100,000	103,296
Tyco Electronics Group SA
3.70% 2/15/26	250,000	244,741
4.50% 2/13/26	150,000	149,485
		1,721,372
Entertainment–0.29%
Warnermedia Holdings, Inc.
3.64% 3/15/25	500,000	489,150
6.41% 3/15/26	325,000	325,221
		814,371
Environmental Control–0.08%
Republic Services, Inc. 0.88% 11/15/25	250,000	231,580
		231,580
Food–1.29%
Campbell Soup Co. 3.95% 3/15/25	200,000	196,887
Conagra Brands, Inc.
4.60% 11/1/25	250,000	247,540
5.30% 10/1/26	450,000	455,545
Flowers Foods, Inc. 3.50% 10/1/26	250,000	239,738
General Mills, Inc. 5.24% 11/18/25	160,000	159,680
J M Smucker Co. 3.50% 3/15/25	250,000	245,129
Kraft Heinz Foods Co. 3.00% 6/1/26	250,000	240,170
Kroger Co.
2.65% 10/15/26	300,000	283,458
3.50% 2/1/26	250,000	243,489
McCormick & Co., Inc. 0.90% 2/15/26	250,000	230,149
Mondelez International, Inc. 1.50% 5/4/25	500,000	476,612
Sysco Corp.
3.30% 7/15/26	250,000	241,310
3.75% 10/1/25	250,000	243,936
Tyson Foods, Inc. 4.00% 3/1/26	150,000	147,081
		3,650,724
Forest Products & Paper–0.09%
Suzano International Finance BV 4.00% 1/14/25	250,000	244,425
		244,425
Gas–0.34%
National Fuel Gas Co. 5.20% 7/15/25	250,000	248,840
LVIP SSGA Short-Term Bond Index Fund-11

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas (continued)
NiSource, Inc. 0.95% 8/15/25	500,000	$467,529
Southern California Gas Co. 3.20% 6/15/25	250,000	243,756
		960,125
Hand Machine Tools–0.23%
Stanley Black & Decker, Inc.
3.40% 3/1/26	150,000	145,060
6.27% 3/6/26	500,000	500,854
		645,914
Health Care Products–0.85%
Abbott Laboratories
3.75% 11/30/26	250,000	246,311
3.88% 9/15/25	250,000	247,424
Boston Scientific Corp. 1.90% 6/1/25	250,000	239,203
Danaher Corp. 3.35% 9/15/25	250,000	244,350
GE HealthCare Technologies, Inc. 5.60% 11/15/25	350,000	353,103
Stryker Corp.
1.15% 6/15/25	350,000	330,928
3.50% 3/15/26	250,000	243,875
Thermo Fisher Scientific, Inc.
4.95% 8/10/26	250,000	253,368
5.00% 12/5/26	250,000	253,753
		2,412,315
Health Care Services–1.67%
CommonSpirit Health 1.55% 10/1/25	250,000	234,102
Elevance Health, Inc.
1.50% 3/15/26	250,000	233,176
2.38% 1/15/25	250,000	242,784
4.90% 2/8/26	70,000	69,853
5.35% 10/15/25	120,000	120,839
HCA, Inc.
5.25% 6/15/26	350,000	351,706
5.38% 2/1/25	750,000	748,898
5.38% 9/1/26	250,000	251,148
5.88% 2/15/26	250,000	252,126
Humana, Inc. 5.70% 3/13/26	375,000	375,047
Laboratory Corp. of America Holdings 1.55% 6/1/26	250,000	231,001
PeaceHealth Obligated Group 1.38% 11/15/25	250,000	232,212
UnitedHealth Group, Inc.
1.25% 1/15/26	250,000	234,081
3.10% 3/15/26	250,000	242,712
3.70% 12/15/25	250,000	245,959
3.75% 7/15/25	600,000	591,330
5.15% 10/15/25	80,000	80,872
		4,737,846
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Home Builders–0.17%
DR Horton, Inc. 2.60% 10/15/25	350,000	$335,574
PulteGroup, Inc. 5.50% 3/1/26	150,000	151,456
		487,030
Household Products Ware–0.08%
Kimberly-Clark Corp. 2.75% 2/15/26	250,000	241,594
		241,594
Insurance–1.54%
Aflac, Inc. 1.13% 3/15/26	350,000	323,020
Allied World Assurance Co. Holdings Ltd. 4.35% 10/29/25	250,000	243,410
Allstate Corp. 0.75% 12/15/25	350,000	322,683
Aon Global Ltd. 3.88% 12/15/25	250,000	244,887
Arch Capital Finance LLC 4.01% 12/15/26	250,000	242,739
Berkshire Hathaway, Inc. 3.13% 3/15/26	500,000	486,187
Chubb INA Holdings, Inc.
3.15% 3/15/25	250,000	244,469
3.35% 5/3/26	350,000	340,497
CNA Financial Corp. 4.50% 3/1/26	250,000	247,136
CNO Financial Group, Inc. 5.25% 5/30/25	350,000	347,557
Manulife Financial Corp. 4.15% 3/4/26	350,000	345,660
Marsh & McLennan Cos., Inc. 3.50% 3/10/25	250,000	245,501
Old Republic International Corp. 3.88% 8/26/26	250,000	240,232
Principal Financial Group, Inc. 3.10% 11/15/26	250,000	238,069
Trinity Acquisition PLC 4.40% 3/15/26	250,000	246,769
		4,358,816
Internet–1.55%
Alphabet, Inc.
0.45% 8/15/25	250,000	234,675
2.00% 8/15/26	500,000	472,187
Amazon.com, Inc.
0.80% 6/3/25	350,000	331,582
1.00% 5/12/26	500,000	461,880
3.00% 4/13/25	400,000	391,368
4.60% 12/1/25	400,000	401,043
5.20% 12/3/25	250,000	252,798
Booking Holdings, Inc. 3.60% 6/1/26	250,000	244,167
eBay, Inc.
1.40% 5/10/26	350,000	323,968
LVIP SSGA Short-Term Bond Index Fund-12

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
eBay, Inc. (continued)
5.90% 11/22/25	280,000	$284,536
Expedia Group, Inc. 5.00% 2/15/26	250,000	249,722
Netflix, Inc.
4.38% 11/15/26	250,000	248,817
5.88% 2/15/25	250,000	252,055
VeriSign, Inc. 5.25% 4/1/25	250,000	250,094
		4,398,892
Investment Companies–1.10%
Ares Capital Corp.
2.15% 7/15/26	250,000	227,893
3.25% 7/15/25	350,000	335,309
3.88% 1/15/26	250,000	240,163
Blackstone Private Credit Fund
2.63% 12/15/26	500,000	452,934
2.70% 1/15/25	150,000	144,681
4.70% 3/24/25	200,000	196,570
7.05% 9/29/25	65,000	66,149
Blackstone Secured Lending Fund 2.75% 9/16/26	250,000	228,728
Blue Owl Capital Corp.
3.40% 7/15/26	250,000	232,423
3.75% 7/22/25	250,000	239,455
Goldman Sachs BDC, Inc. 3.75% 2/10/25	150,000	146,847
Golub Capital BDC, Inc. 2.50% 8/24/26	250,000	226,577
Main Street Capital Corp. 3.00% 7/14/26	250,000	228,928
Oaktree Specialty Lending Corp. 3.50% 2/25/25	150,000	145,409
		3,112,066
Iron & Steel–0.43%
ArcelorMittal SA 4.55% 3/11/26	250,000	246,137
Nucor Corp. 2.00% 6/1/25	250,000	239,996
Reliance Steel & Aluminum Co. 1.30% 8/15/25	250,000	233,833
Steel Dynamics, Inc. 2.40% 6/15/25	250,000	239,576
Vale Overseas Ltd. 6.25% 8/10/26	250,000	255,681
		1,215,223
Leisure Time–0.09%
Harley-Davidson, Inc. 3.50% 7/28/25	250,000	242,136
		242,136
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging–0.45%
Hyatt Hotels Corp. 4.85% 3/15/26	250,000	$248,006
Marriott International, Inc.
3.75% 3/15/25	250,000	245,782
3.75% 10/1/25	250,000	244,137
5.45% 9/15/26	65,000	66,123
Sands China Ltd. 4.30% 1/8/26	500,000	480,127
		1,284,175
Machinery Construction & Mining–0.67%
Caterpillar Financial Services Corp.
0.90% 3/2/26	250,000	231,658
1.15% 9/14/26	250,000	229,539
3.40% 5/13/25	250,000	245,724
3.65% 8/12/25	200,000	196,744
4.35% 5/15/26	250,000	249,468
4.80% 1/6/26	100,000	100,571
4.90% 1/17/25	200,000	199,989
5.15% 8/11/25	250,000	251,765
5.40% 3/10/25	200,000	201,415
		1,906,873
Machinery Diversified–1.63%
CNH Industrial Capital LLC
1.45% 7/15/26	250,000	229,300
1.88% 1/15/26	250,000	234,263
3.95% 5/23/25	95,000	93,318
5.45% 10/14/25	85,000	85,370
John Deere Capital Corp.
1.25% 1/10/25	90,000	86,807
2.05% 1/9/25	500,000	486,406
2.13% 3/7/25	50,000	48,458
3.40% 6/6/25	110,000	108,134
3.40% 9/11/25	350,000	342,993
3.45% 3/13/25	200,000	196,964
4.05% 9/8/25	160,000	158,495
4.75% 6/8/26	110,000	110,738
4.80% 1/9/26	665,000	668,532
4.95% 6/6/25	65,000	65,261
5.05% 3/3/26	100,000	101,489
5.15% 3/3/25	100,000	100,529
5.15% 9/8/26	100,000	101,801
5.30% 9/8/25	100,000	101,291
Otis Worldwide Corp. 2.06% 4/5/25	500,000	480,658
Westinghouse Air Brake Technologies Corp.
3.20% 6/15/25	350,000	338,344
3.45% 11/15/26	250,000	239,143
Xylem, Inc. 3.25% 11/1/26	250,000	240,832
		4,619,126
LVIP SSGA Short-Term Bond Index Fund-13

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media–1.58%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91% 7/23/25	750,000	$742,870
6.15% 11/10/26	240,000	245,359
Comcast Corp.
3.15% 3/1/26	250,000	242,691
3.38% 8/15/25	500,000	488,264
3.95% 10/15/25	350,000	345,203
5.25% 11/7/25	355,000	358,755
TCI Communications, Inc. 7.88% 2/15/26	250,000	265,446
TWDC Enterprises 18 Corp.
1.85% 7/30/26	250,000	233,823
3.00% 2/13/26	250,000	241,750
3.15% 9/17/25	500,000	486,507
Walt Disney Co.
1.75% 1/13/26	250,000	236,594
3.35% 3/24/25	350,000	343,448
3.38% 11/15/26	250,000	242,694
		4,473,404
Mining–0.18%
BHP Billiton Finance USA Ltd.
5.25% 9/8/26	250,000	255,602
6.42% 3/1/26	250,000	258,436
		514,038
Miscellaneous Manufacturing–0.32%
3M Co.
2.65% 4/15/25	350,000	339,043
3.00% 8/7/25	350,000	339,221
Illinois Tool Works, Inc. 2.65% 11/15/26	250,000	238,747
		917,011
Office Business Equipment–0.25%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	500,000	467,860
4.13% 5/1/25	250,000	245,092
		712,952
Oil & Gas–2.83%
BP Capital Markets America, Inc.
3.12% 5/4/26	350,000	338,543
3.41% 2/11/26	250,000	244,106
3.80% 9/21/25	350,000	345,031
Canadian Natural Resources Ltd. 2.05% 7/15/25	350,000	333,464
Chevron Corp.
2.95% 5/16/26	750,000	725,320
3.33% 11/17/25	250,000	244,725
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Chevron USA, Inc. 0.69% 8/12/25	350,000	$329,037
ConocoPhillips Co. 2.40% 3/7/25	22,000	21,371
Devon Energy Corp. 5.85% 12/15/25	250,000	252,698
EOG Resources, Inc. 4.15% 1/15/26	250,000	247,656
Exxon Mobil Corp.
2.28% 8/16/26	250,000	237,859
2.99% 3/19/25	1,250,000	1,223,794
3.04% 3/1/26	250,000	242,768
HF Sinclair Corp. 5.88% 4/1/26	240,000	242,396
Marathon Petroleum Corp. 4.70% 5/1/25	500,000	496,611
Occidental Petroleum Corp. 5.88% 9/1/25	500,000	502,812
Ovintiv, Inc.
5.38% 1/1/26	250,000	250,005
5.65% 5/15/25	85,000	85,369
Phillips 66 Co.
3.55% 10/1/26	250,000	241,030
3.61% 2/15/25	200,000	196,479
Pioneer Natural Resources Co. 5.10% 3/29/26	160,000	161,166
Shell International Finance BV
2.50% 9/12/26	250,000	237,970
2.88% 5/10/26	500,000	481,926
3.25% 5/11/25	350,000	343,110
		8,025,246
Oil & Gas Services–0.20%
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc. 2.06% 12/15/26	250,000	233,961
Schlumberger Finance Canada Ltd. 1.40% 9/17/25	350,000	331,775
		565,736
Packaging & Containers–0.29%
Berry Global, Inc. 1.57% 1/15/26	250,000	232,249
WRKCo, Inc.
3.75% 3/15/25	350,000	343,368
4.65% 3/15/26	250,000	248,276
		823,893
Pharmaceuticals–4.13%
AbbVie, Inc.
2.95% 11/21/26	500,000	479,449
3.20% 5/14/26	350,000	339,214
3.60% 5/14/25	750,000	736,418
LVIP SSGA Short-Term Bond Index Fund-14

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AbbVie, Inc. (continued)
3.80% 3/15/25	1,000,000	$986,353
Astrazeneca Finance LLC 1.20% 5/28/26	750,000	693,999
Cencora, Inc. 3.25% 3/1/25	250,000	244,730
Cigna Group
4.13% 11/15/25	500,000	493,671
4.50% 2/25/26	250,000	248,188
5.69% 3/15/26	750,000	750,588
CVS Health Corp.
2.88% 6/1/26	500,000	477,512
3.00% 8/15/26	250,000	238,889
3.88% 7/20/25	500,000	491,343
4.10% 3/25/25	250,000	247,395
5.00% 2/20/26	205,000	205,968
Eli Lilly & Co. 5.00% 2/27/26	110,000	110,047
Johnson & Johnson
0.55% 9/1/25	350,000	327,893
2.45% 3/1/26	250,000	240,438
McKesson Corp. 5.25% 2/15/26	65,000	65,001
Merck & Co., Inc.
0.75% 2/24/26	250,000	231,741
2.75% 2/10/25	250,000	244,445
Novartis Capital Corp.
1.75% 2/14/25	150,000	145,244
3.00% 11/20/25	250,000	243,093
Pfizer Investment Enterprises Pte. Ltd.
4.45% 5/19/26	585,000	583,345
4.65% 5/19/25	335,000	333,902
Pfizer, Inc.
0.80% 5/28/25	750,000	709,627
3.00% 12/15/26	500,000	482,431
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/26	750,000	721,508
Utah Acquisition Sub, Inc. 3.95% 6/15/26	500,000	483,197
Zoetis, Inc. 5.40% 11/14/25	155,000	156,263
		11,711,892
Pipelines–2.67%
Cheniere Corpus Christi Holdings LLC 5.88% 3/31/25	400,000	400,853
Columbia Pipeline Group, Inc. 4.50% 6/1/25	250,000	246,787
Enbridge, Inc.
1.60% 10/4/26	200,000	183,203
2.50% 1/15/25	350,000	339,558
2.50% 2/14/25	105,000	101,819
5.90% 11/15/26	110,000	112,938
5.97% 3/8/26	255,000	255,048
Energy Transfer LP
2.90% 5/15/25	500,000	484,473
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer LP (continued)
3.90% 7/15/26	350,000	$340,151
6.05% 12/1/26	500,000	514,043
Enterprise Products Operating LLC
3.75% 2/15/25	250,000	246,670
5.05% 1/10/26	90,000	90,822
Kinder Morgan, Inc.
1.75% 11/15/26	250,000	229,965
4.30% 6/1/25	350,000	345,558
MPLX LP
1.75% 3/1/26	250,000	233,858
4.88% 6/1/25	350,000	347,700
ONEOK, Inc.
5.55% 11/1/26	250,000	254,399
5.85% 1/15/26	250,000	253,626
Plains All American Pipeline LP/PAA Finance Corp.
4.50% 12/15/26	250,000	246,773
4.65% 10/15/25	350,000	346,213
Sabine Pass Liquefaction LLC
5.63% 3/1/25	250,000	250,478
5.88% 6/30/26	250,000	254,499
Spectra Energy Partners LP 3.38% 10/15/26	250,000	240,682
TransCanada PipeLines Ltd. 6.20% 3/9/26	250,000	249,981
Transcontinental Gas Pipe Line Co. LLC 7.85% 2/1/26	250,000	261,778
Western Midstream Operating LP 4.65% 7/1/26	250,000	245,618
Williams Cos., Inc.
4.00% 9/15/25	250,000	245,367
5.40% 3/2/26	260,000	262,598
		7,585,458
Real Estate–0.05%
CBRE Services, Inc. 4.88% 3/1/26	150,000	150,068
		150,068
Real Estate Investment Trusts–3.18%
American Tower Corp.
1.60% 4/15/26	250,000	231,087
2.95% 1/15/25	350,000	341,462
3.38% 10/15/26	350,000	335,270
4.00% 6/1/25	250,000	245,521
AvalonBay Communities, Inc.
2.90% 10/15/26	150,000	142,795
3.50% 11/15/25	250,000	241,957
Boston Properties LP
2.75% 10/1/26	300,000	278,254
3.20% 1/15/25	500,000	486,012
LVIP SSGA Short-Term Bond Index Fund-15

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Brixmor Operating Partnership LP 3.85% 2/1/25	150,000	$146,767
Crown Castle, Inc.
1.05% 7/15/26	250,000	225,546
3.70% 6/15/26	250,000	241,246
EPR Properties
4.50% 4/1/25	250,000	245,249
4.75% 12/15/26	250,000	239,192
Equinix, Inc.
1.00% 9/15/25	350,000	326,500
1.25% 7/15/25	250,000	235,174
1.45% 5/15/26	250,000	230,964
ERP Operating LP
2.85% 11/1/26	250,000	237,398
3.38% 6/1/25	250,000	244,589
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	350,000	348,772
Host Hotels & Resorts LP
4.00% 6/15/25	250,000	244,124
4.50% 2/1/26	250,000	245,233
Kimco Realty OP LLC 2.80% 10/1/26	300,000	283,038
Kite Realty Group LP 4.00% 10/1/26	100,000	94,491
Mid-America Apartments LP 4.00% 11/15/25	250,000	245,594
NNN REIT, Inc. 3.60% 12/15/26	250,000	239,523
Omega Healthcare Investors, Inc. 4.50% 1/15/25	350,000	344,083
Prologis LP 3.25% 10/1/26	200,000	192,942
Public Storage Operating Co. 0.88% 2/15/26	250,000	231,262
Realty Income Corp.
3.88% 4/15/25	250,000	245,809
5.05% 1/13/26	70,000	69,942
Simon Property Group LP
3.25% 11/30/26	250,000	240,124
3.30% 1/15/26	250,000	242,191
3.50% 9/1/25	350,000	341,882
SITE Centers Corp. 3.63% 2/1/25	250,000	242,893
Ventas Realty LP 2.65% 1/15/25	250,000	242,389
Welltower OP LLC 4.25% 4/1/26	250,000	246,138
		9,015,413
Retail–2.14%
AutoNation, Inc. 4.50% 10/1/25	250,000	244,743
AutoZone, Inc.
3.63% 4/15/25	350,000	343,680
5.05% 7/15/26	190,000	191,163
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Dollar General Corp. 4.15% 11/1/25	250,000	$245,849
Genuine Parts Co. 1.75% 2/1/25	250,000	240,044
Home Depot, Inc.
2.13% 9/15/26	250,000	235,047
2.70% 4/15/25	135,000	131,668
3.35% 9/15/25	350,000	343,032
4.00% 9/15/25	145,000	143,657
4.95% 9/30/26	170,000	172,435
Lowe's Cos., Inc.
2.50% 4/15/26	250,000	238,060
3.38% 9/15/25	250,000	243,962
4.40% 9/8/25	140,000	138,933
4.80% 4/1/26	100,000	100,064
McDonald's Corp.
1.45% 9/1/25	250,000	236,611
3.30% 7/1/25	500,000	488,411
3.70% 1/30/26	250,000	245,774
O'Reilly Automotive, Inc. 5.75% 11/20/26	125,000	127,995
Starbucks Corp.
3.80% 8/15/25	250,000	245,451
4.75% 2/15/26	185,000	185,712
Target Corp. 2.25% 4/15/25	500,000	484,808
TJX Cos., Inc. 2.25% 9/15/26	250,000	236,122
Walmart, Inc.
1.05% 9/17/26	250,000	229,702
3.05% 7/8/26	250,000	242,557
3.90% 9/9/25	150,000	148,509
4.00% 4/15/26	200,000	198,894
		6,082,883
Semiconductors–1.62%
Analog Devices, Inc.
2.95% 4/1/25	250,000	244,638
3.50% 12/5/26	250,000	244,221
Applied Materials, Inc. 3.90% 10/1/25	350,000	345,100
Broadcom, Inc. 3.46% 9/15/26	250,000	241,759
Intel Corp.
2.60% 5/19/26	250,000	239,398
3.70% 7/29/25	500,000	492,058
4.88% 2/10/26	670,000	674,973
Lam Research Corp.
3.75% 3/15/26	250,000	245,492
3.80% 3/15/25	250,000	246,789
Microchip Technology, Inc. 4.25% 9/1/25	350,000	344,718
QUALCOMM, Inc. 3.45% 5/20/25	500,000	490,906
Skyworks Solutions, Inc. 1.80% 6/1/26	250,000	231,649
Texas Instruments, Inc. 1.38% 3/12/25	250,000	240,415
LVIP SSGA Short-Term Bond Index Fund-16

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
TSMC Arizona Corp. 1.75% 10/25/26	350,000	$322,585
		4,604,701
Software–2.16%
Adobe, Inc. 3.25% 2/1/25	250,000	245,614
Fidelity National Information Services, Inc.
1.15% 3/1/26	250,000	230,989
4.50% 7/15/25	110,000	108,886
Fiserv, Inc.
3.20% 7/1/26	250,000	240,648
3.85% 6/1/25	250,000	245,265
Intuit, Inc.
0.95% 7/15/25	250,000	235,572
5.25% 9/15/26	200,000	203,878
Microsoft Corp.
2.40% 8/8/26	750,000	714,663
2.70% 2/12/25	500,000	489,270
3.13% 11/3/25	500,000	488,042
Oracle Corp.
1.65% 3/25/26	750,000	699,657
2.50% 4/1/25	600,000	580,013
2.95% 5/15/25	350,000	339,700
5.80% 11/10/25	145,000	147,261
Roper Technologies, Inc.
1.00% 9/15/25	350,000	327,152
3.85% 12/15/25	250,000	245,104
Take-Two Interactive Software, Inc.
3.55% 4/14/25	350,000	342,502
5.00% 3/28/26	250,000	251,132
		6,135,348
Telecommunications–2.17%
AT&T, Inc.
1.70% 3/25/26	750,000	701,684
2.95% 7/15/26	250,000	238,256
5.54% 2/20/26	300,000	300,066
Cisco Systems, Inc. 2.95% 2/28/26	250,000	242,014
Juniper Networks, Inc. 1.20% 12/10/25	250,000	231,733
Rogers Communications, Inc.
2.90% 11/15/26	250,000	237,030
2.95% 3/15/25	110,000	106,722
3.63% 12/15/25	250,000	242,690
Sprint LLC 7.63% 3/1/26	1,000,000	1,044,722
T-Mobile USA, Inc.
2.25% 2/15/26	500,000	473,790
3.50% 4/15/25	1,000,000	978,862
Verizon Communications, Inc.
1.45% 3/20/26	750,000	698,619
2.63% 8/15/26	500,000	476,232
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc. (continued)
3.38% 2/15/25	200,000	$196,248
		6,168,668
Toys Games Hobby–0.08%
Hasbro, Inc. 3.55% 11/19/26	250,000	237,054
		237,054
Transportation–0.93%
Burlington Northern Santa Fe LLC
3.65% 9/1/25	250,000	245,505
7.00% 12/15/25	250,000	261,072
Canadian Pacific Railway Co.
1.75% 12/2/26	250,000	230,584
2.90% 2/1/25	150,000	146,359
CSX Corp. 2.60% 11/1/26	250,000	237,739
JB Hunt Transport Services, Inc. 3.88% 3/1/26	250,000	244,988
Norfolk Southern Corp. 3.65% 8/1/25	250,000	244,829
Ryder System, Inc.
2.90% 12/1/26	250,000	235,749
3.35% 9/1/25	250,000	242,660
Union Pacific Corp.
3.25% 8/15/25	250,000	244,341
4.75% 2/21/26	65,000	65,403
United Parcel Service, Inc. 2.40% 11/15/26	250,000	237,473
		2,636,702
Total Corporate Bonds (Cost $277,395,698)		277,037,273
SUPRANATIONAL BANKS–0.90%
Australia & New Zealand Banking Group Ltd.
5.09% 12/8/25	285,000	286,715
5.67% 10/3/25	400,000	406,192
Commonwealth Bank of Australia 5.50% 9/12/25	500,000	506,161
Cooperatieve Rabobank UA
5.50% 7/18/25	295,000	298,117
5.50% 10/5/26	500,000	511,424
National Australia Bank Ltd.
4.97% 1/12/26	295,000	297,043
5.20% 5/13/25	250,000	251,528
Total Supranational Banks (Cost $2,523,518)		2,557,180

LVIP SSGA Short-Term Bond Index Fund-17

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–2.79%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	7,925,498	$7,925,498
Total Money Market Fund (Cost $7,925,498)		7,925,498

TOTAL INVESTMENTS–101.34% (Cost $287,844,714)	$287,519,951

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.34%)	(3,812,543)
NET ASSETS APPLICABLE TO 28,788,487 SHARES OUTSTANDING–100.00%	$283,707,408
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND STANDARD CLASS ($65,694,369 / 6,653,271 Shares)	$9.874
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND SERVICE CLASS ($218,013,039 / 22,135,216 Shares)	$9.849
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$292,307,924
Distributable earnings/(accumulated loss)	(8,600,516)
TOTAL NET ASSETS	$283,707,408

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.

★Includes $16,335 expense reimbursement receivable from Lincoln Financial Investments Corporation, $7,040,490 payable for securities purchased, $55,990 payable for fund shares redeemed, $44,180 other accrued expenses payable, $118,939 due to manager and affiliates,
$32,868 payable for audit fee and $15,920 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
HSBC–Hong Kong and Shanghai Banking Corporation
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund-18

LVIP SSGA Short-Term Bond Index Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$10,504,971
EXPENSES:
Management fees	771,811
Distribution fees-Service Class	524,030
Shareholder servicing fees	79,937
Accounting and administration expenses	73,322
Professional fees	56,149
Pricing fees	50,668
Index fees	34,921
Trustees’ fees and expenses	10,083
Reports and statements to shareholders	8,125
Custodian fees	2,484
Consulting fees	2,429
Other	10,401
1,624,360
Less:
Expenses reimbursed	(101,111)
Total operating expenses	1,523,249
NET INVESTMENT INCOME	8,981,722
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(5,584,858)
Net change in unrealized appreciation (depreciation) of investments	10,040,700
NET REALIZED AND UNREALIZED GAIN	4,455,842
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,437,564
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Short-Term Bond Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,981,722	$3,099,142
Net realized loss	(5,584,858)	(3,179,155)
Net change in unrealized appreciation (depreciation)	10,040,700	(9,441,059)
Net increase (decrease) in net assets resulting from operations	13,437,564	(9,521,072)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,996,373)	(1,292,724)
Service Class	(6,090,792)	(3,335,267)
	(8,087,165)	(4,627,991)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,124,259	10,674,603
Service Class	66,983,079	85,104,854
Reinvestment of dividends and distributions:
Standard Class	1,996,373	1,292,724
Service Class	6,090,792	3,335,267
	86,194,503	100,407,448
Cost of shares redeemed:
Standard Class	(14,556,540)	(24,769,129)
Service Class	(61,074,019)	(60,289,333)
	(75,630,559)	(85,058,462)
Increase in net assets derived from capital share transactions	10,563,944	15,348,986
NET INCREASE IN NET ASSETS	15,914,343	1,199,923
NET ASSETS:
Beginning of year	267,793,065	266,593,142
End of year	$283,707,408	$267,793,065
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund-19

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Short-Term Bond Index Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.685	$10.227	$10.429	$10.254	$10.033
Income (loss) from investment operations:
Net investment income[1]	0.340	0.136	0.086	0.185	0.276
Net realized and unrealized gain (loss)	0.159	(0.489)	(0.140)	0.188	0.204
Total from investment operations	0.499	(0.353)	(0.054)	0.373	0.480
Less dividends and distributions from:
Net investment income	(0.310)	(0.138)	(0.099)	(0.185)	(0.251)
Net realized gain	—	(0.051)	(0.049)	(0.013)	(0.008)
Total dividends and distributions	(0.310)	(0.189)	(0.148)	(0.198)	(0.259)
Net asset value, end of period	$9.874	$9.685	$10.227	$10.429	$10.254
Total return[2]	5.17%	(3.45% )	(0.52% )	3.65%	4.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$65,694	$65,787	$82,628	$77,578	$89,778
Ratio of expenses to average net assets	0.36%	0.36%	0.36%	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.40%	0.39%	0.39%	0.42%	0.41%
Ratio of net investment income to average net assets	3.45%	1.38%	0.83%	1.77%	2.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.41%	1.35%	0.80%	1.71%	2.63%
Portfolio turnover	51%	59%	50%	77%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund-20

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Short-Term Bond Index Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.662	$10.205	$10.408	$10.236	$10.023
Income (loss) from investment operations:
Net investment income[1]	0.314	0.111	0.060	0.158	0.249
Net realized and unrealized gain (loss)	0.158	(0.488)	(0.140)	0.189	0.205
Total from investment operations	0.472	(0.377)	(0.080)	0.347	0.454
Less dividends and distributions from:
Net investment income	(0.285)	(0.115)	(0.074)	(0.162)	(0.233)
Net realized gain	—	(0.051)	(0.049)	(0.013)	(0.008)
Total dividends and distributions	(0.285)	(0.166)	(0.123)	(0.175)	(0.241)
Net asset value, end of period	$9.849	$9.662	$10.205	$10.408	$10.236
Total return[2]	4.91%	(3.69% )	(0.77% )	3.40%	4.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$218,013	$202,006	$183,965	$166,091	$108,887
Ratio of expenses to average net assets	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.64%	0.64%	0.67%	0.66%
Ratio of net investment income to average net assets	3.20%	1.13%	0.58%	1.52%	2.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.16%	1.10%	0.55%	1.46%	2.38%
Portfolio turnover	51%	59%	50%	77%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund-21

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Short-Term Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual
LVIP SSGA Short-Term Bond Index Fund-22

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.28% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.3625% of the Fund’s average daily net assets for the Standard Class and 0.6125% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$79,477	$88,862	$101,111	$269,450
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$22,235
Legal	3,643
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,256 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$16,335
Management fees payable to LFI	66,514
Distribution fees payable to LFD	45,536
Shareholder servicing fees payable to Lincoln Life	6,889
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Short-Term Bond Index Fund-23

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$148,113,488
Sales	139,246,493
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$287,870,613
Aggregate unrealized appreciation of investments	$1,615,551
Aggregate unrealized depreciation of investments	(1,966,213)
Net unrealized depreciation of investments	$(350,662)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds	$—	$277,037,273	$—	$277,037,273
Supranational Banks	—	2,557,180	—	2,557,180
Money Market Fund	7,925,498	—	—	7,925,498
Total Investments	$7,925,498	$279,594,453	$—	$287,519,951
There were no Level 3 investments at the beginning or end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to AICPA adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended	Year Ended
	12/31/23	12/31/22
Ordinary income	$8,087,165	$3,270,776
Long-term capital gains	—	1,357,215
Total	$8,087,165	$4,627,991
LVIP SSGA Short-Term Bond Index Fund-24

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$989,375
Capital loss carryforward	(9,239,229)
Net unrealized depreciation	(350,662)
Distributable earnings/(accumulated loss)	$(8,600,516)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$432,525	$8,806,704	$9,239,229
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	1,133,045	1,075,160
Service Class	6,823,939	8,624,872
Shares reinvested:
Standard Class	203,292	133,048
Service Class	621,752	344,210
	8,782,028	10,177,290
Shares redeemed:
Standard Class	(1,475,606)	(2,495,136)
Service Class	(6,217,460)	(6,089,328)
	(7,693,066)	(8,584,464)
Net increase	1,088,962	1,592,826
7. Line of Credit
During the year ended December 31, 2023, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, was subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that was a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under this agreement expired on  February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $75,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
8. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
LVIP SSGA Short-Term Bond Index Fund-25

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Short-Term Bond Index Fund-26

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Short-Term Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Short-Term Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA Short-Term Bond Index Fund–27

LVIP SSGA Short-Term Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Short-Term Bond Index Fund-28

LVIP SSGA Short-Term Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented an expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SSGA Funds Management, Inc. (“SSGA”) on behalf of the LVIP SSGA Short-Term Bond Index Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Short-Term Bond Index Fund’s total return compared to the total return of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg US Corporate 1-3 Year Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one- and three-year periods. The Board considered that the Fund commenced operations in 2018. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that LFI compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and SSGA, which is an unaffiliated third party of LFI. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Short-Term Bond Index Fund-29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA Short-Term Bond Index Fund-30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA Short-Term Bond Index Fund-31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA Short-Term Bond Index Fund-32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Short-Term Bond Index Fund-33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Short-Term Bond Index Fund-34

LVIP SSGA Small-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Small-Cap Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Small-Cap Index Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 16.50% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 2000® Index1, returned 16.93%.
The Fund had positive performance in 2023 along with positive performance in three of the four quarters in the period.  The first quarter of the period held optimism that the U.S Federal Reserve (the Fed) might halt interest rate hikes along with stronger-than-expected economic data. The Fund’s performance in the second quarter of the period was also positive and driven by strong performers in Technology, optimism on artificial intelligence (AI), a healthy job market along with a decrease in inflation.  Optimism would quickly come to an end as a change of events occurred in the third quarter of the period.  Weakness was widespread across most sectors amid slowing growth, a reduction in consumer spending and a slump in exports.  Thankfully though, the Fund had its best quarter of the period gaining back the losses from the previous three months on the back of better inflation numbers and strong earnings growth during the final quarter of 2023.
The Fund used futures in order to gain market exposure for the cash position during the Reporting Period.
On an absolute individual security level, the top positive contributors to the Fund’s performance during the period were Chegg Inc, Halozyme Therapeutics, Inc., and Patterson-UTI Energy, Inc. The top negative contributors to the Fund’s performance during the period were ImmunoGen, Inc., MicroStrategy Incorporated Class A, and Super Micro Computer, Inc
Portfolio Managers:
SSGA Funds Management, Inc.:
 Emiliano Rabinovich
Michael Finocchi
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP SSGA Small-Cap Index Fund - Standard Class
Russell 2000® Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$19,958
$19,198

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Cap Index Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,198. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $19,958. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 16.50%
Five Years	+ 9.52%
Ten Years	+ 6.74%
Service Class Shares
One Year	+ 16.21%
Five Years	+ 9.25%
Ten Years	+ 6.47%
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
LVIP SSGA Small-Cap Index Fund-1

LVIP SSGA Small-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,079.90	0.38%	$1.99
Service Class Shares	1,000.00	1,078.60	0.63%	3.30
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.38%	$1.94
Service Class Shares	1,000.00	1,022.00	0.63%	3.21

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA Small-Cap Index Fund-2

LVIP SSGA Small-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.40%
Aerospace & Defense	0.86%
Air Freight & Logistics	0.23%
Airlines	0.42%
Auto Components	1.32%
Automobiles	0.10%
Banks	9.51%
Beverages	0.42%
Biotechnology	7.40%
Building Products	2.01%
Capital Markets	1.40%
Chemicals	1.90%
Commercial Services & Supplies	1.55%
Communications Equipment	0.58%
Construction & Engineering	1.68%
Construction Materials	0.35%
Consumer Finance	0.78%
Containers & Packaging	0.28%
Distributors	0.01%
Diversified Consumer Services	1.24%
Diversified Financial Services	2.40%
Diversified Telecommunication Services	0.48%
Electric Utilities	0.71%
Electrical Equipment	1.36%
Electronic Equipment, Instruments & Components	2.71%
Energy Equipment & Services	2.41%
Entertainment	0.37%
Equity Real Estate Investment Trusts	0.61%
Food & Staples Retailing	0.56%
Food Products	0.96%
Gas Utilities	0.91%
Health Care Equipment & Supplies	2.78%
Health Care Providers & Services	2.48%
Health Care REITs	0.60%
Health Care Technology	0.47%
Hotel & Resort REITs	0.87%
Hotels, Restaurants & Leisure	2.19%
Household Durables	2.38%
Household Products	0.32%
Independent Power and Renewable Electricity Producers	0.26%
Industrial Conglomerates	0.02%
Industrial REITs	0.47%
Insurance	1.76%
Interactive Media & Services	0.71%
IT Services	0.51%
Leisure Products	0.41%
Life Sciences Tools & Services	0.36%
Machinery	3.49%
Marine	0.29%
Media	0.62%
Metals & Mining	1.83%
Mortgage Real Estate Investment Trusts (REITs)	1.17%
Multiline Retail	0.09%
Security Type/Sector	Percentage of Net Assets
Multi-Utilities	0.40%
Office REITs	0.75%
Oil, Gas & Consumable Fuels	4.42%
Paper & Forest Products	0.10%
Personal Products	0.96%
Pharmaceuticals	1.73%
Professional Services	2.50%
Real Estate Management & Development	0.80%
Residential REITs	0.39%
Retail REITs	1.18%
Road & Rail	0.46%
Semiconductors & Semiconductor Equipment	3.09%
Software	5.85%
Specialized REITs	0.46%
Specialty Retail	2.68%
Technology Hardware, Storage & Peripherals	0.74%
Textiles, Apparel & Luxury Goods	0.54%
Tobacco	0.15%
Trading Companies & Distributors	2.05%
Water Utilities	0.44%
Wireless Telecommunication Services	0.11%
Rights	0.01%
Warrants	0.01%
Money Market Fund	0.51%
Total Investments	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Super Micro Computer, Inc.	0.52%
Simpson Manufacturing Co., Inc.	0.33%
Cytokinetics, Inc.	0.31%
elf Beauty, Inc.	0.31%
MicroStrategy, Inc. Class A	0.30%
UFP Industries, Inc.	0.30%
Light & Wonder, Inc. Class A	0.29%
Onto Innovation, Inc.	0.29%
Rambus, Inc.	0.29%
BellRing Brands, Inc.	0.29%
Total	3.23%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP SSGA Small-Cap Index Fund-3

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.40%
Aerospace & Defense–0.86%
†AAR Corp.	28,598	$1,784,515
†AeroVironment, Inc.	22,181	2,795,693
†AerSale Corp.	21,700	275,482
†Archer Aviation, Inc. Class A	129,900	797,586
†Astronics Corp.	21,405	372,875
Cadre Holdings, Inc.	16,400	539,396
†Ducommun, Inc.	10,900	567,454
†Eve Holding, Inc.	15,700	114,924
Kaman Corp.	23,552	564,070
†Kratos Defense & Security Solutions, Inc.	107,250	2,176,103
†Leonardo DRS, Inc.	59,100	1,184,364
Moog, Inc. Class A	24,081	3,486,447
National Presto Industries, Inc.	4,372	350,984
Park Aerospace Corp.	16,788	246,784
†Redwire Corp.	9,400	26,790
†Rocket Lab USA, Inc.	236,100	1,305,633
†Terran Orbital Corp.	73,400	83,676
†Triumph Group, Inc.	54,300	900,294
†V2X, Inc.	9,700	450,468
†Virgin Galactic Holdings, Inc.	217,400	532,630
		18,556,168
Air Freight & Logistics–0.23%
†Air Transport Services Group, Inc.	47,776	841,335
Forward Air Corp.	22,139	1,391,879
†Hub Group, Inc. Class A	26,644	2,449,649
†Radiant Logistics, Inc.	29,976	199,041
		4,881,904
Airlines–0.42%
Allegiant Travel Co.	13,384	1,105,652
†Blade Air Mobility, Inc.	48,600	171,558
†Frontier Group Holdings, Inc.	34,200	186,732
†Hawaiian Holdings, Inc.	41,525	589,655
†JetBlue Airways Corp.	279,800	1,552,890
†Joby Aviation, Inc.	236,000	1,569,400
†SkyWest, Inc.	34,392	1,795,262
Spirit Airlines, Inc.	92,794	1,520,894
†Sun Country Airlines Holdings, Inc.	32,000	503,360
		8,995,403
Auto Components–1.32%
†Adient PLC	79,600	2,894,256
†American Axle & Manufacturing Holdings, Inc.	96,684	851,786
†Atmus Filtration Technologies, Inc.	14,200	333,558
†Cooper-Standard Holdings, Inc.	14,200	277,468
Dana, Inc.	111,772	1,632,989
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Auto Components (continued)
†Dorman Products, Inc.	22,273	$1,857,791
†Fox Factory Holding Corp.	36,504	2,463,290
†Gentherm, Inc.	27,964	1,464,195
†Goodyear Tire & Rubber Co.	237,993	3,408,060
†Holley, Inc.	43,100	209,897
LCI Industries	21,104	2,652,984
†Luminar Technologies, Inc.	230,200	775,774
†Modine Manufacturing Co.	43,522	2,598,263
Patrick Industries, Inc.	18,271	1,833,495
†Solid Power, Inc.	126,700	183,715
Standard Motor Products, Inc.	17,751	706,667
†Stoneridge, Inc.	22,231	435,061
†Visteon Corp.	23,400	2,922,660
†XPEL, Inc.	19,100	1,028,535
		28,530,444
Automobiles–0.10%
†Fisker, Inc.	166,200	290,850
†Livewire Group, Inc.	9,400	106,314
Winnebago Industries, Inc.	24,873	1,812,744
†Workhorse Group, Inc.	136,800	49,248
		2,259,156
Banks–9.51%
1st Source Corp.	14,034	771,168
ACNB Corp.	7,200	322,272
Amalgamated Financial Corp.	15,000	404,100
Amerant Bancorp, Inc.	21,800	535,626
American National Bankshares, Inc.	8,800	429,000
Ameris Bancorp	55,912	2,966,132
Ames National Corp.	7,600	162,184
Arrow Financial Corp.	12,279	343,075
Associated Banc-Corp.	128,000	2,737,920
Atlantic Union Bankshares Corp.	64,292	2,349,230
†Axos Financial, Inc.	47,160	2,574,936
Banc of California, Inc.	110,830	1,488,447
BancFirst Corp.	18,886	1,838,174
†Bancorp, Inc.	44,047	1,698,452
Bank First Corp.	8,100	701,946
Bank of Hawaii Corp.	33,200	2,405,672
Bank of Marin Bancorp	13,398	295,024
Bank of NT Butterfield & Son Ltd.	41,100	1,315,611
Bank7 Corp.	3,400	92,990
BankUnited, Inc.	63,000	2,043,090
Bankwell Financial Group, Inc.	5,100	153,918
Banner Corp.	28,919	1,548,902
Bar Harbor Bankshares	12,568	368,996
BayCom Corp.	9,800	231,182
BCB Bancorp, Inc.	12,300	158,055
LVIP SSGA Small-Cap Index Fund-4

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Berkshire Hills Bancorp, Inc.	37,093	$921,019
†Blue Foundry Bancorp	20,800	201,136
Blue Ridge Bankshares, Inc.	16,000	48,480
†Bridgewater Bancshares, Inc.	16,500	223,080
Brookline Bancorp, Inc.	74,392	811,617
Burke & Herbert Financial Services Corp.	5,400	339,660
Business First Bancshares, Inc.	20,300	500,395
Byline Bancorp, Inc.	20,700	487,692
C&F Financial Corp.	2,800	190,932
Cadence Bank	154,304	4,565,855
Cambridge Bancorp	6,470	449,018
Camden National Corp.	12,155	457,393
Capital Bancorp, Inc.	8,500	205,700
Capital City Bank Group, Inc.	11,384	335,031
Capitol Federal Financial, Inc.	108,600	700,470
Capstar Financial Holdings, Inc.	16,387	307,092
†Carter Bankshares, Inc.	19,419	290,702
Cathay General Bancorp	58,803	2,620,850
Central Pacific Financial Corp.	21,930	431,582
Central Valley Community Bancorp	8,500	189,975
Chemung Financial Corp.	3,000	149,400
ChoiceOne Financial Services, Inc.	6,200	181,660
Citizens & Northern Corp.	13,013	291,882
Citizens Financial Services, Inc.	3,600	232,992
City Holding Co.	12,797	1,410,997
Civista Bancshares, Inc.	13,200	243,408
CNB Financial Corp.	17,495	395,212
†Coastal Financial Corp.	9,300	413,013
Codorus Valley Bancorp, Inc.	8,700	223,590
Colony Bankcorp, Inc.	14,800	196,840
†Columbia Financial, Inc.	25,100	483,928
Community Bank System, Inc.	45,519	2,371,995
Community Trust Bancorp, Inc.	13,130	575,882
ConnectOne Bancorp, Inc.	31,269	716,373
†CrossFirst Bankshares, Inc.	36,900	501,102
†Customers Bancorp, Inc.	24,180	1,393,252
CVB Financial Corp.	112,459	2,270,547
Dime Community Bancshares, Inc.	29,663	798,825
Eagle Bancorp, Inc.	25,246	760,914
Eastern Bankshares, Inc.	131,100	1,861,620
Enterprise Bancorp, Inc.	8,299	267,726
Enterprise Financial Services Corp.	31,170	1,391,741
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Equity Bancshares, Inc. Class A	12,400	$420,360
Esquire Financial Holdings, Inc.	5,900	294,764
ESSA Bancorp, Inc.	8,100	162,162
Evans Bancorp, Inc.	4,800	151,344
Farmers & Merchants Bancorp, Inc.	11,800	292,640
Farmers National Banc Corp.	30,292	437,719
FB Financial Corp.	30,071	1,198,329
Fidelity D&D Bancorp, Inc.	4,100	237,923
Financial Institutions, Inc.	12,267	261,287
First Bancorp	33,709	1,247,570
First BanCorp	145,935	2,400,631
First Bancorp, Inc.	8,980	253,416
First Bancshares, Inc.	25,800	756,714
First Bank	17,200	252,840
First Busey Corp.	44,735	1,110,323
First Business Financial Services, Inc.	6,800	272,680
First Commonwealth Financial Corp.	87,939	1,357,778
First Community Bankshares, Inc.	15,234	565,181
First Community Corp.	6,400	137,792
First Financial Bancorp	80,817	1,919,404
First Financial Bankshares, Inc.	110,184	3,338,575
First Financial Corp.	9,969	428,966
First Foundation, Inc.	44,705	432,744
First Interstate BancSystem, Inc. Class A	70,143	2,156,897
First Merchants Corp.	50,668	1,878,769
First Mid Bancshares, Inc.	16,013	555,011
First of Long Island Corp.	17,854	236,387
†First Western Financial, Inc.	7,100	140,793
Five Star Bancorp	10,600	277,508
Flushing Financial Corp.	23,297	383,935
FS Bancorp, Inc.	5,500	203,280
Fulton Financial Corp.	136,100	2,240,206
†FVCBankcorp, Inc.	13,850	196,670
German American Bancorp, Inc.	23,677	767,372
Glacier Bancorp, Inc.	94,482	3,903,996
Great Southern Bancorp, Inc.	7,770	461,150
Greene County Bancorp, Inc.	6,000	169,200
Guaranty Bancshares, Inc.	7,128	239,643
Hancock Whitney Corp.	73,375	3,565,291
Hanmi Financial Corp.	25,642	497,455
HarborOne Bancorp, Inc.	34,958	418,797
HBT Financial, Inc.	11,000	232,210
Heartland Financial USA, Inc.	35,838	1,347,867
Heritage Commerce Corp.	49,938	495,385
Heritage Financial Corp.	29,155	623,625
LVIP SSGA Small-Cap Index Fund-5

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Hilltop Holdings, Inc.	40,075	$1,411,041
Hingham Institution For Savings The	1,260	244,944
Home Bancorp, Inc.	6,274	263,571
Home BancShares, Inc.	161,528	4,091,504
HomeStreet, Inc.	14,829	152,739
HomeTrust Bancshares, Inc.	12,741	342,988
Hope Bancorp, Inc.	97,458	1,177,293
Horizon Bancorp, Inc.	36,482	522,057
Independent Bank Corp.	54,304	2,904,916
Independent Bank Group, Inc.	30,560	1,554,893
International Bancshares Corp.	45,964	2,496,765
John Marshall Bancorp, Inc.	10,500	236,880
Kearny Financial Corp.	47,737	428,201
Lakeland Bancorp, Inc.	52,578	777,629
Lakeland Financial Corp.	21,017	1,369,468
LCNB Corp.	9,500	149,815
Live Oak Bancshares, Inc.	28,500	1,296,750
†Luther Burbank Corp.	9,200	98,532
Macatawa Bank Corp.	22,745	256,564
MainStreet Bancshares, Inc.	5,800	143,898
Mercantile Bank Corp.	13,633	550,501
Metrocity Bankshares, Inc.	16,100	386,722
†Metropolitan Bank Holding Corp.	8,900	492,882
Mid Penn Bancorp, Inc.	12,300	298,644
Middlefield Banc Corp.	6,800	220,116
Midland States Bancorp, Inc.	17,804	490,678
MidWestOne Financial Group, Inc.	12,242	329,432
MVB Financial Corp.	9,600	216,576
National Bank Holdings Corp. Class A	31,152	1,158,543
National Bankshares, Inc.	5,100	164,985
NBT Bancorp, Inc.	39,339	1,648,698
Nicolet Bankshares, Inc.	10,900	877,232
Northeast Bank	5,400	298,026
Northeast Community Bancorp, Inc.	11,100	196,914
Northfield Bancorp, Inc.	35,356	444,778
Northrim BanCorp, Inc.	4,500	257,445
Northwest Bancshares, Inc.	107,509	1,341,712
Norwood Financial Corp.	6,200	204,042
Oak Valley Bancorp	5,500	164,725
OceanFirst Financial Corp.	48,867	848,331
OFG Bancorp	38,988	1,461,270
Old National Bancorp	248,104	4,190,477
Old Second Bancorp, Inc.	36,646	565,814
Orange County Bancorp, Inc.	4,400	265,056
Origin Bancorp, Inc.	24,600	875,022
Orrstown Financial Services, Inc.	9,400	277,300
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Pacific Premier Bancorp, Inc.	80,482	$2,342,831
Park National Corp.	12,276	1,630,989
Parke Bancorp, Inc.	9,300	188,325
Pathward Financial, Inc.	22,600	1,196,218
PCB Bancorp	9,600	176,928
Peapack-Gladstone Financial Corp.	14,891	444,050
Penns Woods Bancorp, Inc.	6,200	139,562
Peoples Bancorp, Inc.	28,440	960,134
Peoples Financial Services Corp.	6,177	300,820
†Pioneer Bancorp, Inc.	12,000	120,120
Plumas Bancorp	4,700	194,345
†Ponce Financial Group, Inc.	17,600	171,776
Preferred Bank	10,946	799,605
Premier Financial Corp.	29,875	719,988
Primis Financial Corp.	18,300	231,678
Princeton Bancorp, Inc.	4,600	165,140
Provident Financial Services, Inc.	61,851	1,115,174
QCR Holdings, Inc.	13,900	811,621
RBB Bancorp	14,532	276,689
Red River Bancshares, Inc.	4,100	230,051
Renasant Corp.	46,708	1,573,125
Republic Bancorp, Inc. Class A	7,125	393,015
S&T Bancorp, Inc.	33,124	1,107,004
Sandy Spring Bancorp, Inc.	37,017	1,008,343
Seacoast Banking Corp. of Florida	71,331	2,030,080
ServisFirst Bancshares, Inc.	43,200	2,878,416
Shore Bancshares, Inc.	26,044	371,127
Sierra Bancorp	11,666	263,068
Simmons First National Corp. Class A	105,170	2,086,573
SmartFinancial, Inc.	13,900	340,411
South Plains Financial, Inc.	9,877	286,038
†Southern First Bancshares, Inc.	6,415	237,997
Southern Missouri Bancorp, Inc.	7,498	400,318
Southern States Bancshares, Inc.	6,300	184,464
Southside Bancshares, Inc.	24,767	775,702
SouthState Corp.	64,505	5,447,447
Stellar Bancorp, Inc.	41,210	1,147,286
†Sterling Bancorp, Inc.	20,300	117,131
Stock Yards Bancorp, Inc.	22,932	1,180,769
Summit Financial Group, Inc.	9,558	293,335
†Texas Capital Bancshares, Inc.	40,500	2,617,515
†Third Coast Bancshares, Inc.	10,500	208,635
Timberland Bancorp, Inc.	6,100	191,906
LVIP SSGA Small-Cap Index Fund-6

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Tompkins Financial Corp.	11,959	$720,291
Towne Bank	60,237	1,792,653
TriCo Bancshares	26,313	1,130,670
†Triumph Financial, Inc.	19,100	1,531,438
TrustCo Bank Corp.	16,200	503,010
Trustmark Corp.	51,379	1,432,447
UMB Financial Corp.	37,482	3,131,621
United Bankshares, Inc.	110,778	4,159,714
United Community Banks, Inc.	97,696	2,858,585
Unity Bancorp, Inc.	6,000	177,540
Univest Financial Corp.	24,620	542,379
†USCB Financial Holdings, Inc.	9,900	121,275
Valley National Bancorp	365,576	3,970,155
Veritex Holdings, Inc.	44,382	1,032,769
Virginia National Bankshares Corp.	3,900	134,082
WaFd, Inc.	54,600	1,799,616
Washington Trust Bancorp, Inc.	14,075	455,749
WesBanco, Inc.	48,795	1,530,699
West BanCorp, Inc.	14,096	298,835
Westamerica BanCorp	22,281	1,256,871
WSFS Financial Corp.	51,736	2,376,234
		204,728,020
Beverages–0.42%
Coca-Cola Consolidated, Inc.	4,013	3,725,669
†Duckhorn Portfolio, Inc.	37,000	364,450
MGP Ingredients, Inc.	13,400	1,320,168
†National Beverage Corp.	20,134	1,001,063
Primo Water Corp.	132,600	1,995,630
†Vita Coco Co., Inc.	24,200	620,730
†Zevia PBC Class A	21,200	42,612
		9,070,322
Biotechnology–7.40%
†2seventy bio, Inc.	41,600	177,632
†4D Molecular Therapeutics, Inc.	32,800	664,528
†89bio, Inc.	52,100	581,957
†Aadi Bioscience, Inc.	13,900	28,078
†ACADIA Pharmaceuticals, Inc.	102,400	3,206,144
†ACELYRIN, Inc.	27,000	201,420
†Acrivon Therapeutics, Inc.	7,400	36,408
†Actinium Pharmaceuticals, Inc.	21,800	110,744
†Adicet Bio, Inc.	26,200	49,518
†ADMA Biologics, Inc.	177,900	804,108
†Aerovate Therapeutics, Inc.	9,600	217,248
†Agenus, Inc.	284,200	235,289
†Agios Pharmaceuticals, Inc.	47,700	1,062,279
†Akero Therapeutics, Inc.	43,100	1,006,385
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Aldeyra Therapeutics, Inc.	38,300	$134,433
†Alector, Inc.	52,389	418,064
†Alkermes PLC	140,200	3,889,148
†Allakos, Inc.	55,900	152,607
†Allogene Therapeutics, Inc.	67,800	217,638
†Allovir, Inc.	46,500	31,611
†Alpine Immune Sciences, Inc.	26,300	501,278
†Altimmune, Inc.	41,800	470,250
†ALX Oncology Holdings, Inc.	18,200	270,998
†Amicus Therapeutics, Inc.	239,500	3,398,505
†AnaptysBio, Inc.	16,600	355,572
†Anavex Life Sciences Corp.	60,500	563,255
†Anika Therapeutics, Inc.	12,195	276,339
†Annexon, Inc.	39,000	177,060
†Apogee Therapeutics, Inc.	15,900	444,246
†Arbutus Biopharma Corp.	103,000	257,500
†Arcellx, Inc.	32,500	1,803,750
†Arcturus Therapeutics Holdings, Inc.	19,800	624,294
†Arcus Biosciences, Inc.	44,400	848,040
†Arcutis Biotherapeutics, Inc.	42,500	137,275
†Ardelyx, Inc.	183,600	1,138,320
†Arrowhead Pharmaceuticals, Inc.	86,432	2,644,819
†ARS Pharmaceuticals, Inc.	19,600	107,408
†Astria Therapeutics, Inc.	21,300	163,584
†Atara Biotherapeutics, Inc.	80,300	41,178
†Aura Biosciences, Inc.	23,000	203,780
†Aurinia Pharmaceuticals, Inc.	114,400	1,028,456
†Avid Bioservices, Inc.	50,500	328,250
†Avidity Biosciences, Inc.	61,400	555,670
†Avita Medical, Inc.	21,100	289,492
†Beam Therapeutics, Inc.	59,800	1,627,756
†BioAtla, Inc.	37,900	93,234
†BioCryst Pharmaceuticals, Inc.	159,603	956,022
†Biohaven Ltd.	58,050	2,484,540
†Biomea Fusion, Inc.	16,600	241,032
†BioVie, Inc.	2,800	3,528
†Bioxcel Therapeutics, Inc.	15,930	46,994
†Bluebird Bio, Inc.	88,100	121,578
†Blueprint Medicines Corp.	51,448	4,745,564
†Bridgebio Pharma, Inc.	96,785	3,907,210
†Cabaletta Bio, Inc.	28,800	653,760
†CareDx, Inc.	44,500	534,000
†Caribou Biosciences, Inc.	63,000	360,990
Carisma Therapeutics, Inc.	22,700	66,511
†Cartesian Therapeutics, Inc.	99,800	68,802
†Catalyst Pharmaceuticals, Inc.	84,700	1,423,807
†Celcuity, Inc.	14,700	214,179
†Celldex Therapeutics, Inc.	39,900	1,582,434
†Century Therapeutics, Inc.	22,100	73,372
LVIP SSGA Small-Cap Index Fund-7

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Cerevel Therapeutics Holdings, Inc.	59,300	$2,514,320
†Cogent Biosciences, Inc.	70,400	413,952
†Coherus Biosciences, Inc.	83,905	279,404
†Compass Therapeutics, Inc.	77,400	120,744
†Crinetics Pharmaceuticals, Inc.	55,268	1,966,435
†Cue Biopharma, Inc.	30,000	79,200
†Cullinan Oncology, Inc.	21,200	216,028
†Cytokinetics, Inc.	78,666	6,567,824
†Day One Biopharmaceuticals, Inc.	54,100	789,860
†Deciphera Pharmaceuticals, Inc.	44,087	711,123
†Denali Therapeutics, Inc.	101,100	2,169,606
†Design Therapeutics, Inc.	28,100	74,465
†Disc Medicine, Inc.	7,600	438,976
†Dynavax Technologies Corp.	110,915	1,550,592
†Dyne Therapeutics, Inc.	35,100	466,830
†Eagle Pharmaceuticals, Inc.	8,300	43,409
†Editas Medicine, Inc.	70,938	718,602
†Emergent BioSolutions, Inc.	41,448	99,475
†Enanta Pharmaceuticals, Inc.	16,400	154,324
†Entrada Therapeutics, Inc.	18,200	274,638
†Erasca, Inc.	68,200	145,266
†Fate Therapeutics, Inc.	72,254	270,230
†Fennec Pharmaceuticals, Inc.	14,900	167,178
†FibroGen, Inc.	74,700	66,207
†Foghorn Therapeutics, Inc.	17,400	112,230
†Genelux Corp.	15,100	211,551
†Generation Bio Co.	39,000	64,350
†Geron Corp.	419,794	885,765
†Graphite Bio, Inc.	26,500	69,430
†Gritstone bio, Inc.	75,600	154,224
†Halozyme Therapeutics, Inc.	109,743	4,056,101
†Heron Therapeutics, Inc.	86,792	147,546
†HilleVax, Inc.	17,600	282,480
†Humacyte, Inc.	51,100	145,124
†Icosavax, Inc.	23,000	362,480
†Ideaya Biosciences, Inc.	46,500	1,654,470
†IGM Biosciences, Inc.	10,200	84,762
†Immuneering Corp. Class A	17,200	126,420
†ImmunityBio, Inc.	96,300	483,426
†ImmunoGen, Inc.	202,793	6,012,812
†Immunovant, Inc.	46,200	1,946,406
†Inhibrx, Inc.	29,100	1,105,800
†Inozyme Pharma, Inc.	28,500	121,410
†Insmed, Inc.	112,500	3,486,375
†Intellia Therapeutics, Inc.	74,500	2,271,505
†Iovance Biotherapeutics, Inc.	193,500	1,573,155
†Ironwood Pharmaceuticals, Inc.	118,972	1,361,040
†iTeos Therapeutics, Inc.	20,000	219,000
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Janux Therapeutics, Inc.	14,400	$154,512
†KalVista Pharmaceuticals, Inc.	20,500	251,125
†Karyopharm Therapeutics, Inc.	94,162	81,450
†Keros Therapeutics, Inc.	18,900	751,464
†Kezar Life Sciences, Inc.	59,700	56,560
†Kiniksa Pharmaceuticals Ltd. Class A	26,700	468,318
†Kodiak Sciences, Inc.	27,015	82,126
†Krystal Biotech, Inc.	18,300	2,270,298
†Kura Oncology, Inc.	59,999	862,786
†Kymera Therapeutics, Inc.	31,900	812,174
†Larimar Therapeutics, Inc.	21,300	96,915
†Lexicon Pharmaceuticals, Inc.	76,516	117,070
†Lineage Cell Therapeutics, Inc.	111,300	121,317
†Lyell Immunopharma, Inc.	143,900	279,166
†MacroGenics, Inc.	50,800	488,696
†Madrigal Pharmaceuticals, Inc.	12,535	2,900,348
†MannKind Corp.	215,800	785,512
†MeiraGTx Holdings PLC	28,192	197,908
†Merrimack Pharmaceuticals, Inc.	8,000	107,280
†Mersana Therapeutics, Inc.	82,200	190,704
†MiMedx Group, Inc.	97,100	851,567
†Mineralys Therapeutics, Inc.	11,700	100,620
†Mirum Pharmaceuticals, Inc.	20,700	611,064
†Monte Rosa Therapeutics, Inc.	25,900	146,335
†Morphic Holding, Inc.	29,000	837,520
†Mural Oncology PLC	14,160	83,827
†Myriad Genetics, Inc.	69,300	1,326,402
†Nkarta, Inc.	26,700	176,220
†Novavax, Inc.	73,600	353,280
†Nurix Therapeutics, Inc.	39,000	402,480
†Nuvalent, Inc. Class A	20,600	1,515,954
†Nuvectis Pharma, Inc.	5,700	47,538
†Ocean Biomedical, Inc.	6,900	4,554
†Olema Pharmaceuticals, Inc.	22,900	321,287
†Omega Therapeutics, Inc.	20,800	62,608
†Organogenesis Holdings, Inc.	56,800	232,312
†ORIC Pharmaceuticals, Inc.	33,500	308,200
†Outlook Therapeutics, Inc.	134,482	52,986
†Ovid therapeutics, Inc.	51,500	165,830
†PDS Biotechnology Corp.	23,500	116,795
†PepGen, Inc.	12,100	82,280
†PMV Pharmaceuticals, Inc.	32,400	100,440
†Poseida Therapeutics, Inc.	57,800	194,208
†Precigen, Inc.	115,600	154,904
†Prelude Therapeutics, Inc.	9,400	40,138
†Prime Medicine, Inc.	33,200	294,152
†ProKidney Corp.	36,600	65,148
LVIP SSGA Small-Cap Index Fund-8

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Protagonist Therapeutics, Inc.	49,200	$1,128,156
†Protalix BioTherapeutics, Inc.	54,300	96,654
†Prothena Corp. PLC	35,000	1,271,900
†PTC Therapeutics, Inc.	59,824	1,648,749
†Rallybio Corp.	25,885	61,865
†RAPT Therapeutics, Inc.	25,300	628,705
†RayzeBio, Inc.	17,000	1,056,890
†Recursion Pharmaceuticals, Inc. Class A	115,300	1,136,858
†REGENXBIO, Inc.	34,200	613,890
†Relay Therapeutics, Inc.	76,500	842,265
†Reneo Pharmaceuticals, Inc.	10,600	16,960
†Replimune Group, Inc.	35,376	298,220
†REVOLUTION Medicines, Inc.	122,012	3,499,304
†Rhythm Pharmaceuticals, Inc.	43,400	1,995,098
†Rigel Pharmaceuticals, Inc.	147,363	213,676
†Rocket Pharmaceuticals, Inc.	48,200	1,444,554
†Sage Therapeutics, Inc.	44,400	962,148
†Sagimet Biosciences, Inc. Class A	7,000	37,940
†Sana Biotechnology, Inc.	77,300	315,384
†Sangamo Therapeutics, Inc.	120,289	65,353
†Savara, Inc.	78,900	370,830
†Scholar Rock Holding Corp.	47,000	883,600
†Seres Therapeutics, Inc.	80,000	112,000
†SpringWorks Therapeutics, Inc.	56,900	2,076,850
†Stoke Therapeutics, Inc.	23,000	120,980
†Summit Therapeutics, Inc.	98,100	256,041
†Sutro Biopharma, Inc.	50,100	214,929
†Syndax Pharmaceuticals, Inc.	56,706	1,225,417
†Tango Therapeutics, Inc.	38,400	380,160
†Tenaya Therapeutics, Inc.	38,100	123,444
†TG Therapeutics, Inc.	116,000	1,981,280
†Travere Therapeutics, Inc.	63,600	571,764
†Turnstone Biologics Corp.	5,300	13,489
†Twist Bioscience Corp.	48,000	1,769,280
†Tyra Biosciences, Inc.	11,700	162,045
†UroGen Pharma Ltd.	16,400	246,000
†Vanda Pharmaceuticals, Inc.	47,181	199,104
†Vaxcyte, Inc.	79,400	4,986,320
†Vaxxinity, Inc. Class A	37,900	32,215
†Vera Therapeutics, Inc.	28,200	433,716
†Veracyte, Inc.	62,300	1,713,873
†Vericel Corp.	40,800	1,452,888
†Verve Therapeutics, Inc.	44,100	614,754
†Vigil Neuroscience, Inc.	13,600	45,968
†Viking Therapeutics, Inc.	81,000	1,507,410
†Vir Biotechnology, Inc.	70,300	707,218
†Viridian Therapeutics, Inc.	35,700	777,546
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Vor BioPharma, Inc.	32,900	$74,025
†Voyager Therapeutics, Inc.	26,300	221,972
†X4 Pharmaceuticals, Inc.	103,700	86,952
†Xencor, Inc.	49,900	1,059,377
†XOMA Corp.	6,300	116,550
†Y-mAbs Therapeutics, Inc.	30,400	207,328
†Zentalis Pharmaceuticals, Inc.	49,500	749,925
†Zura Bio Ltd.	9,700	45,299
†Zymeworks, Inc.	44,300	460,277
		159,356,194
Building Products–2.01%
AAON, Inc.	57,375	4,238,291
†American Woodmark Corp.	13,875	1,288,294
Apogee Enterprises, Inc.	18,647	995,936
AZZ, Inc.	20,927	1,215,649
CSW Industrials, Inc.	13,000	2,696,330
†Gibraltar Industries, Inc.	26,191	2,068,565
Griffon Corp.	35,531	2,165,615
Insteel Industries, Inc.	15,839	606,475
†Janus International Group, Inc.	71,300	930,465
†JELD-WEN Holding, Inc.	72,000	1,359,360
†Masonite International Corp.	19,088	1,615,990
†Masterbrand, Inc.	109,800	1,630,530
†PGT Innovations, Inc.	47,995	1,953,397
Quanex Building Products Corp.	27,952	854,493
†Resideo Technologies, Inc.	125,400	2,360,028
Simpson Manufacturing Co., Inc.	36,389	7,204,294
UFP Industries, Inc.	50,910	6,391,751
Zurn Elkay Water Solutions Corp.	125,064	3,678,132
		43,253,595
Capital Markets–1.40%
†AlTi Global, Inc.	17,600	154,176
Artisan Partners Asset Management, Inc. Class A	52,600	2,323,868
†AssetMark Financial Holdings, Inc.	18,700	560,065
B Riley Financial, Inc.	16,123	338,422
†Bakkt Holdings, Inc.	57,700	128,671
BGC Group, Inc. Class A	303,900	2,194,158
Brightsphere Investment Group, Inc.	27,317	523,394
Cohen & Steers, Inc.	22,069	1,671,285
Diamond Hill Investment Group, Inc.	2,332	386,156
†Donnelley Financial Solutions, Inc.	21,200	1,322,244
†Forge Global Holdings, Inc.	93,300	320,019
GCM Grosvenor, Inc. Class A	36,300	325,248
LVIP SSGA Small-Cap Index Fund-9

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Hamilton Lane, Inc. Class A	30,900	$3,505,296
MarketWise, Inc.	25,600	69,888
Moelis & Co. Class A	56,500	3,171,345
†Open Lending Corp. Class A	83,700	712,287
P10, Inc. Class A	36,800	376,096
Patria Investments Ltd. Class A	45,800	710,358
Perella Weinberg Partners Class A	36,700	448,841
Piper Sandler Cos.	14,668	2,564,993
PJT Partners, Inc. Class A	20,100	2,047,587
Silvercrest Asset Management Group, Inc. Class A	8,500	144,500
StepStone Group, Inc. Class A	45,600	1,451,448
†StoneX Group, Inc.	22,686	1,674,907
Value Line, Inc.	700	34,125
Victory Capital Holdings, Inc. Class A	23,000	792,120
Virtus Investment Partners, Inc.	5,932	1,434,120
WisdomTree, Inc.	118,908	824,033
		30,209,650
Chemicals–1.90%
AdvanSix, Inc.	22,900	686,084
American Vanguard Corp.	24,095	264,322
†Aspen Aerogels, Inc.	43,000	678,540
Avient Corp.	76,471	3,178,899
Balchem Corp.	27,009	4,017,589
Cabot Corp.	46,800	3,907,800
†Core Molding Technologies, Inc.	7,000	129,710
†Danimer Scientific, Inc.	75,900	77,418
†Ecovyst, Inc.	79,900	780,623
Hawkins, Inc.	16,636	1,171,507
HB Fuller Co.	45,709	3,721,170
†Ingevity Corp.	31,353	1,480,489
Innospec, Inc.	21,304	2,625,505
†Intrepid Potash, Inc.	9,300	222,177
Koppers Holdings, Inc.	17,360	889,179
Kronos Worldwide, Inc.	17,689	175,829
†Livent Corp.	152,600	2,743,748
†LSB Industries, Inc.	46,400	431,984
Mativ Holdings, Inc.	47,079	720,780
Minerals Technologies, Inc.	27,864	1,986,982
†Origin Materials, Inc.	100,200	83,787
Orion SA	46,895	1,300,398
†Perimeter Solutions SA	130,000	598,000
†PureCycle Technologies, Inc.	101,400	410,670
Quaker Chemical Corp.	11,713	2,499,788
†Rayonier Advanced Materials, Inc.	55,500	224,775
Sensient Technologies Corp.	35,995	2,375,670
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Stepan Co.	18,270	$1,727,429
Trinseo PLC	29,400	246,078
Tronox Holdings PLC Class A	100,500	1,423,080
Valhi, Inc.	2,100	31,899
		40,811,909
Commercial Services & Supplies–1.55%
ABM Industries, Inc.	56,023	2,511,511
ACCO Brands Corp.	76,824	467,090
†ACV Auctions, Inc. Class A	107,500	1,628,625
Aris Water Solutions, Inc. Class A	26,200	219,818
†BrightView Holdings, Inc.	35,900	302,278
Brink's Co.	39,060	3,435,327
†Casella Waste Systems, Inc. Class A	47,834	4,087,894
†CECO Environmental Corp.	25,100	509,028
†Cimpress PLC	15,034	1,203,472
CompX International, Inc.	1,538	38,881
†CoreCivic, Inc.	96,200	1,397,786
Deluxe Corp.	37,040	794,508
Ennis, Inc.	22,162	485,569
†Enviri Corp.	65,600	590,400
†GEO Group, Inc.	101,826	1,102,776
†Healthcare Services Group, Inc.	62,281	645,854
HNI Corp.	39,135	1,637,017
Interface, Inc.	47,721	602,239
†LanzaTech Global, Inc.	16,500	82,995
†Li-Cycle Holdings Corp.	112,800	65,965
†Liquidity Services, Inc.	19,473	335,130
Matthews International Corp. Class A	25,210	923,947
MillerKnoll, Inc.	62,505	1,667,633
†Montrose Environmental Group, Inc.	23,800	764,694
NL Industries, Inc.	8,636	48,448
†OPENLANE, Inc.	92,500	1,369,925
†Performant Financial Corp.	57,000	178,125
Pitney Bowes, Inc.	147,700	649,880
†Quad/Graphics, Inc.	25,900	140,378
†SP Plus Corp.	16,797	860,846
Steelcase, Inc. Class A	78,398	1,059,941
UniFirst Corp.	12,667	2,316,921
†Viad Corp.	17,313	626,731
VSE Corp.	10,966	708,513
		33,460,145
Communications Equipment–0.58%
ADTRAN Holdings, Inc.	67,448	495,068
†Aviat Networks, Inc.	9,500	310,270
†Calix, Inc.	50,531	2,207,699
†Cambium Networks Corp.	9,400	56,400
†Clearfield, Inc.	11,400	331,512
LVIP SSGA Small-Cap Index Fund-10

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†CommScope Holding Co., Inc.	171,000	$482,220
Comtech Telecommunications Corp.	23,375	197,051
†Digi International, Inc.	29,743	773,318
†DZS, Inc.	18,200	35,854
†Extreme Networks, Inc.	106,945	1,886,510
†Harmonic, Inc.	93,288	1,216,476
†Infinera Corp.	169,023	802,859
†KVH Industries, Inc.	15,100	79,426
†NETGEAR, Inc.	24,134	351,874
†NetScout Systems, Inc.	57,756	1,267,744
†Ribbon Communications, Inc.	72,202	209,386
†Viavi Solutions, Inc.	187,200	1,885,104
		12,588,771
Construction & Engineering–1.68%
†Ameresco, Inc. Class A	27,221	862,089
†API Group Corp.	177,100	6,127,660
Arcosa, Inc.	41,000	3,388,240
Argan, Inc.	10,724	501,776
†Bowman Consulting Group Ltd.	8,600	305,472
Comfort Systems USA, Inc.	29,936	6,156,937
†Concrete Pumping Holdings, Inc.	22,000	180,400
†Construction Partners, Inc. Class A	34,000	1,479,680
†Dycom Industries, Inc.	24,229	2,788,516
†Fluor Corp.	120,800	4,731,736
Granite Construction, Inc.	37,779	1,921,440
†Great Lakes Dredge & Dock Corp.	55,634	427,269
†IES Holdings, Inc.	6,800	538,696
†INNOVATE Corp.	39,000	47,970
†Limbach Holdings, Inc.	7,800	354,666
†MYR Group, Inc.	14,094	2,038,415
†Northwest Pipe Co.	8,348	252,610
Primoris Services Corp.	45,538	1,512,317
†Southland Holdings, Inc.	2,700	13,932
†Sterling Infrastructure, Inc.	25,600	2,251,008
†Tutor Perini Corp.	36,906	335,845
		36,216,674
Construction Materials–0.35%
†Knife River Corp.	47,800	3,163,404
†Summit Materials, Inc. Class A	101,026	3,885,460
U.S. Lime & Minerals, Inc.	1,787	411,635
		7,460,499
Consumer Finance–0.78%
†Atlanticus Holdings Corp.	3,815	147,526
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance (continued)
Bread Financial Holdings, Inc.	42,700	$1,406,538
†Consumer Portfolio Services, Inc.	8,500	79,645
†Encore Capital Group, Inc.	19,563	992,822
†Enova International, Inc.	24,623	1,363,129
FirstCash Holdings, Inc.	32,124	3,481,920
†Green Dot Corp. Class A	39,202	388,100
†LendingClub Corp.	90,260	788,872
†LendingTree, Inc.	8,500	257,720
Navient Corp.	73,000	1,359,260
Nelnet, Inc. Class A	10,938	964,950
†NerdWallet, Inc. Class A	29,100	428,352
†OppFi, Inc.	9,400	48,128
†PRA Group, Inc.	32,723	857,343
†PROG Holdings, Inc.	37,505	1,159,280
Regional Management Corp.	6,743	169,115
†Upstart Holdings, Inc.	61,000	2,492,460
†World Acceptance Corp.	3,501	456,986
		16,842,146
Containers & Packaging–0.28%
Greif, Inc. Class A	25,517	1,675,599
Myers Industries, Inc.	30,497	596,217
†O-I Glass, Inc.	132,900	2,176,902
Pactiv Evergreen, Inc.	34,100	467,511
†Ranpak Holdings Corp.	35,300	205,446
TriMas Corp.	35,725	904,914
		6,026,589
Distributors–0.01%
Weyco Group, Inc.	5,000	156,800
		156,800
Diversified Consumer Services–1.24%
†2U, Inc.	65,900	81,057
†Adtalem Global Education, Inc.	33,717	1,987,617
Carriage Services, Inc.	10,935	273,485
†Chegg, Inc.	96,400	1,095,104
†Coursera, Inc.	111,500	2,159,755
†Duolingo, Inc.	24,500	5,557,825
†European Wax Center, Inc. Class A	29,200	396,828
†Frontdoor, Inc.	68,700	2,419,614
Graham Holdings Co. Class B	3,000	2,089,560
Laureate Education, Inc. Class A	112,400	1,541,004
†Lincoln Educational Services Corp.	20,400	204,816
†Nerdy, Inc.	48,600	166,698
†OneSpaWorld Holdings Ltd.	70,700	996,870
Perdoceo Education Corp.	56,768	996,846
†Rover Group, Inc.	80,000	870,400
Strategic Education, Inc.	19,435	1,795,211
LVIP SSGA Small-Cap Index Fund-11

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services (continued)
†Stride, Inc.	36,300	$2,155,131
†Udemy, Inc.	72,800	1,072,344
†Universal Technical Institute, Inc.	27,900	349,308
†WW International, Inc.	47,000	411,250
		26,620,723
Diversified Financial Services–2.40%
†Acacia Research Corp.	33,000	129,360
Alerus Financial Corp.	15,800	353,762
A-Mark Precious Metals, Inc.	15,900	480,975
†AvidXchange Holdings, Inc.	126,300	1,564,857
Banco Latinoamericano de Comercio Exterior SA	23,158	572,929
†Cannae Holdings, Inc.	58,300	1,137,433
†Cantaloupe, Inc.	48,600	360,126
Cass Information Systems, Inc.	11,415	514,246
Compass Diversified Holdings	53,600	1,203,320
Enact Holdings, Inc.	25,400	733,806
Essent Group Ltd.	88,909	4,689,061
EVERTEC, Inc.	55,900	2,288,546
Federal Agricultural Mortgage Corp. Class C	7,874	1,505,666
†Finance of America Cos., Inc. Class A	43,600	47,960
†Flywire Corp.	82,300	1,905,245
†I3 Verticals, Inc. Class A	19,091	404,156
†International Money Express, Inc.	27,800	614,102
Jackson Financial, Inc. Class A	70,000	3,584,000
†Marqeta, Inc. Class A	407,400	2,843,652
Merchants Bancorp	13,414	571,168
†Mr Cooper Group, Inc.	54,702	3,562,194
NewtekOne, Inc.	20,200	278,760
†NMI Holdings, Inc. Class A	68,500	2,033,080
†Ocwen Financial Corp.	5,200	159,952
†Pagseguro Digital Ltd. Class A	168,200	2,097,454
†Payoneer Global, Inc.	224,200	1,168,082
†Paysafe Ltd.	28,084	359,194
†Paysign, Inc.	25,700	71,960
PennyMac Financial Services, Inc.	21,600	1,908,792
†Priority Technology Holdings, Inc.	15,200	54,112
Radian Group, Inc.	133,054	3,798,692
†Remitly Global, Inc.	111,700	2,169,214
†Repay Holdings Corp.	68,700	586,698
†Security National Financial Corp. Class A	11,445	103,005
†StoneCo Ltd. Class A	246,500	4,444,395
†SWK Holdings Corp.	3,800	66,614
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
†Velocity Financial, Inc.	7,000	$120,540
Walker & Dunlop, Inc.	26,963	2,993,163
Waterstone Financial, Inc.	16,080	228,336
		51,708,607
Diversified Telecommunication Services–0.48%
†Anterix, Inc.	11,300	376,516
†AST SpaceMobile, Inc.	68,300	411,849
ATN International, Inc.	9,292	362,109
†Bandwidth, Inc. Class A	20,400	295,188
†Charge Enterprises, Inc.	115,700	13,201
Cogent Communications Holdings, Inc.	37,004	2,814,524
†Consolidated Communications Holdings, Inc.	62,155	270,374
†EchoStar Corp. Class A	29,500	488,815
†Globalstar, Inc.	585,100	1,135,094
†IDT Corp. Class B	13,300	453,397
†Liberty Latin America Ltd. Class A	147,071	1,078,583
†Lumen Technologies, Inc.	853,900	1,562,637
†Ooma, Inc.	20,694	222,047
Shenandoah Telecommunications Co.	40,950	885,339
		10,369,673
Electric Utilities–0.71%
ALLETE, Inc.	48,873	2,989,073
Genie Energy Ltd. Class B	16,600	466,958
MGE Energy, Inc.	31,215	2,257,157
Otter Tail Corp.	34,881	2,963,838
PNM Resources, Inc.	72,536	3,017,498
Portland General Electric Co.	83,000	3,597,220
		15,291,744
Electrical Equipment–1.36%
Allient, Inc.	11,100	335,331
†Amprius Technologies, Inc.	4,300	22,747
†Array Technologies, Inc.	129,800	2,180,640
†Atkore, Inc.	32,200	5,152,000
†Babcock & Wilcox Enterprises, Inc.	51,700	75,482
†Blink Charging Co.	50,100	169,839
†Bloom Energy Corp. Class A	162,900	2,410,920
†Dragonfly Energy Holdings Corp.	33,800	18,313
Encore Wire Corp.	12,726	2,718,273
†Energy Vault Holdings, Inc.	81,100	188,963
EnerSys	34,922	3,525,725
†Enovix Corp.	115,800	1,449,816
†Eos Energy Enterprises, Inc.	90,500	98,645
†ESS Tech, Inc.	77,200	88,008
†Fluence Energy, Inc.	49,700	1,185,345
LVIP SSGA Small-Cap Index Fund-12

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
†FTC Solar, Inc.	52,000	$36,026
†FuelCell Energy, Inc.	354,000	566,400
GrafTech International Ltd.	165,400	362,226
LSI Industries, Inc.	22,600	318,208
†NEXTracker, Inc. Class A	42,000	1,967,700
†NuScale Power Corp.	48,100	158,249
Powell Industries, Inc.	7,708	681,387
Preformed Line Products Co.	2,086	279,232
†SES AI Corp.	104,900	191,967
†Shoals Technologies Group, Inc. Class A	145,000	2,253,300
†SKYX Platforms Corp.	58,800	94,080
†Stem, Inc.	120,500	467,540
†SunPower Corp.	73,800	356,454
†Thermon Group Holdings, Inc.	28,160	917,171
†TPI Composites, Inc.	34,200	141,588
†Vicor Corp.	18,871	848,063
		29,259,638
Electronic Equipment, Instruments & Components–2.71%
†908 Devices, Inc.	18,100	203,082
Advanced Energy Industries, Inc.	31,879	3,472,261
†Aeva Technologies, Inc.	77,400	58,646
†Akoustis Technologies, Inc.	56,700	47,288
†Arlo Technologies, Inc.	74,215	706,527
Badger Meter, Inc.	24,922	3,847,209
Bel Fuse, Inc. Class B	8,800	587,576
Belden, Inc.	35,942	2,776,520
Benchmark Electronics, Inc.	29,766	822,732
Climb Global Solutions, Inc.	3,400	186,422
CTS Corp.	26,611	1,163,965
†Daktronics, Inc.	31,000	262,880
†ePlus, Inc.	22,516	1,797,677
†Evolv Technologies Holdings, Inc.	96,800	456,896
†Fabrinet	31,156	5,929,921
†FARO Technologies, Inc.	15,799	355,951
†Insight Enterprises, Inc.	24,303	4,306,249
†Iteris, Inc.	37,300	193,960
†Itron, Inc.	38,900	2,937,339
†Kimball Electronics, Inc.	20,275	546,411
†Knowles Corp.	77,206	1,382,759
†Lightwave Logic, Inc.	98,300	489,534
†Luna Innovations, Inc.	26,000	172,900
Methode Electronics, Inc.	30,066	683,400
†MicroVision, Inc.	153,100	407,246
†Mirion Technologies, Inc.	169,400	1,736,350
Napco Security Technologies, Inc.	26,800	917,900
†nLight, Inc.	37,300	503,550
†Novanta, Inc.	30,363	5,113,433
†OSI Systems, Inc.	13,568	1,750,950
†PAR Technology Corp.	22,500	979,650
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
PC Connection, Inc.	9,724	$653,550
†Plexus Corp.	23,463	2,537,054
†Presto Automation, Inc.	2,400	1,276
Richardson Electronics Ltd.	10,400	138,840
†Rogers Corp.	14,852	1,961,504
†Sanmina Corp.	47,995	2,465,503
†ScanSource, Inc.	20,837	825,354
†SmartRent, Inc.	157,600	502,744
†TTM Technologies, Inc.	86,550	1,368,356
Vishay Intertechnology, Inc.	110,221	2,641,997
†Vishay Precision Group, Inc.	10,472	356,781
†Vuzix Corp.	49,600	103,416
		58,353,559
Energy Equipment & Services–2.41%
Archrock, Inc.	119,002	1,832,631
Atlas Energy Solutions, Inc.	14,100	242,802
†Borr Drilling Ltd.	185,900	1,368,224
†Bristow Group, Inc.	20,173	570,291
Cactus, Inc. Class A	55,200	2,506,080
ChampionX Corp.	166,200	4,854,702
Core Laboratories, Inc.	39,500	697,570
†Diamond Offshore Drilling, Inc.	85,900	1,116,700
†DMC Global, Inc.	16,388	308,422
†Dril-Quip, Inc.	28,800	670,176
†Expro Group Holdings NV	74,566	1,187,091
†Forum Energy Technologies, Inc.	8,500	188,445
†Helix Energy Solutions Group, Inc.	123,456	1,269,127
Helmerich & Payne, Inc.	82,300	2,980,906
†KLX Energy Services Holdings, Inc.	10,700	120,482
Kodiak Gas Services, Inc.	13,300	267,064
Liberty Energy, Inc. Class A	139,100	2,523,274
†Mammoth Energy Services, Inc.	21,300	94,998
†Nabors Industries Ltd.	7,714	629,694
†Newpark Resources, Inc.	62,541	415,272
Noble Corp. PLC	94,400	4,546,304
†Oceaneering International, Inc.	86,000	1,830,080
†Oil States International, Inc.	53,700	364,623
Patterson-UTI Energy, Inc.	298,989	3,229,081
†ProFrac Holding Corp. Class A	23,100	195,888
†ProPetro Holding Corp.	83,200	697,216
Ranger Energy Services, Inc.	13,200	135,036
RPC, Inc.	72,100	524,888
†SEACOR Marine Holdings, Inc.	21,500	270,685
†Seadrill Ltd.	43,200	2,042,496
Select Water Solutions, Inc. Class A	69,600	528,264
LVIP SSGA Small-Cap Index Fund-13

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
Solaris Oilfield Infrastructure, Inc. Class A	28,200	$224,472
†TETRA Technologies, Inc.	105,400	476,408
†Tidewater, Inc.	39,411	2,841,927
†U.S. Silica Holdings, Inc.	63,683	720,255
†Valaris Ltd.	51,300	3,517,641
†Weatherford International PLC	60,300	5,899,149
		51,888,364
Entertainment–0.37%
†Atlanta Braves Holdings, Inc. Class A	48,100	1,932,918
†Cinemark Holdings, Inc.	93,000	1,310,370
†IMAX Corp.	38,000	570,760
†Lions Gate Entertainment Corp. Class A	152,600	1,590,920
†Loop Media, Inc.	30,700	30,700
†Madison Square Garden Entertainment Corp.	33,672	1,070,433
Marcus Corp.	20,434	297,928
†Playstudios, Inc.	74,500	201,895
†Reservoir Media, Inc.	16,300	116,219
†Sphere Entertainment Co.	22,072	749,565
†Vivid Seats, Inc. Class A	19,900	125,768
		7,997,476
Equity Real Estate Investment Trusts–0.61%
Alexander & Baldwin, Inc.	61,508	1,169,882
Alpine Income Property Trust, Inc.	10,800	182,628
American Assets Trust, Inc.	41,473	933,557
Armada Hoffler Properties, Inc.	56,600	700,142
Broadstone Net Lease, Inc.	159,500	2,746,590
CTO Realty Growth, Inc.	18,342	317,867
Empire State Realty Trust, Inc. Class A	111,200	1,077,528
Essential Properties Realty Trust, Inc.	131,835	3,369,703
Gladstone Commercial Corp.	34,105	451,550
Global Net Lease, Inc.	165,628	1,647,999
NexPoint Diversified Real Estate Trust	27,672	219,992
One Liberty Properties, Inc.	14,207	311,275
		13,128,713
Food & Staples Retailing–0.56%
Andersons, Inc.	27,263	1,568,713
†Chefs' Warehouse, Inc.	29,835	878,044
†HF Foods Group, Inc.	32,900	175,686
Ingles Markets, Inc. Class A	11,931	1,030,480
Natural Grocers by Vitamin Cottage, Inc.	8,189	131,024
PriceSmart, Inc.	21,332	1,616,539
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
SpartanNash Co.	29,358	$673,766
†Sprouts Farmers Market, Inc.	86,500	4,161,515
†United Natural Foods, Inc.	49,399	801,746
Village Super Market, Inc. Class A	7,113	186,574
Weis Markets, Inc.	14,000	895,440
		12,119,527
Food Products–0.96%
Alico, Inc.	6,100	177,388
B&G Foods, Inc.	60,114	631,197
†Benson Hill, Inc.	146,100	25,392
†Beyond Meat, Inc.	50,400	448,560
†BRC, Inc. Class A	30,200	109,626
Calavo Growers, Inc.	14,654	430,974
Cal-Maine Foods, Inc.	32,330	1,855,419
Dole PLC	60,400	742,316
†Forafric Global PLC	4,600	48,714
Fresh Del Monte Produce, Inc.	28,556	749,595
†Hain Celestial Group, Inc.	75,600	827,820
J & J Snack Foods Corp.	12,787	2,137,219
John B Sanfilippo & Son, Inc.	7,602	783,310
Lancaster Colony Corp.	16,654	2,771,059
Limoneira Co.	15,000	309,450
†Mission Produce, Inc.	41,700	420,753
†Seneca Foods Corp. Class A	4,488	235,351
†Simply Good Foods Co.	77,500	3,069,000
†Sovos Brands, Inc.	43,200	951,696
†SunOpta, Inc.	77,100	421,737
†TreeHouse Foods, Inc.	43,600	1,807,220
Utz Brands, Inc.	61,100	992,264
†Vital Farms, Inc.	26,100	409,509
†Westrock Coffee Co.	25,200	257,292
		20,612,861
Gas Utilities–0.91%
Brookfield Infrastructure Corp. Class A	101,378	3,576,616
Chesapeake Utilities Corp.	18,265	1,929,332
New Jersey Resources Corp.	82,197	3,664,342
Northwest Natural Holding Co.	30,319	1,180,622
ONE Gas, Inc.	46,646	2,972,283
RGC Resources, Inc.	7,300	148,482
Southwest Gas Holdings, Inc.	52,222	3,308,264
Spire, Inc.	44,020	2,744,207
		19,524,148
Health Care Equipment & Supplies–2.78%
†Accuray, Inc.	76,700	217,061
†Alphatec Holdings, Inc.	67,900	1,025,969
†AngioDynamics, Inc.	32,592	255,521
†Artivion, Inc.	33,210	593,795
†AtriCure, Inc.	40,003	1,427,707
LVIP SSGA Small-Cap Index Fund-14

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Atrion Corp.	1,167	$442,048
†Avanos Medical, Inc.	38,900	872,527
†Axogen, Inc.	33,300	227,439
†Axonics, Inc.	41,900	2,607,437
†Beyond Air, Inc.	22,100	43,316
†Butterfly Network, Inc.	115,800	125,064
†Cerus Corp.	154,683	334,115
†ClearPoint Neuro, Inc.	19,700	133,763
CONMED Corp.	25,922	2,838,718
†Cutera, Inc.	13,500	47,588
†CVRx, Inc.	9,300	292,392
Embecta Corp.	49,300	933,249
†Glaukos Corp.	40,045	3,183,177
†Haemonetics Corp.	42,400	3,625,624
†Inari Medical, Inc.	45,200	2,934,384
†Inmode Ltd.	65,600	1,458,944
†Inogen, Inc.	18,990	104,255
†Integer Holdings Corp.	28,325	2,806,441
iRadimed Corp.	6,300	299,061
†iRhythm Technologies, Inc.	25,950	2,777,688
†KORU Medical Systems, Inc.	30,100	73,896
†Lantheus Holdings, Inc.	57,506	3,565,372
LeMaitre Vascular, Inc.	16,698	947,778
†LivaNova PLC	46,396	2,400,529
†Merit Medical Systems, Inc.	48,041	3,649,194
†Nano-X Imaging Ltd.	40,800	259,896
†Neogen Corp.	184,450	3,709,289
†Nevro Corp.	30,000	645,600
=†OmniAb, Inc. Earnout Shares	4,688	0
=†OmniAb, Inc. Earnout Shares.	4,688	0
†Omnicell, Inc.	38,025	1,430,881
†OraSure Technologies, Inc.	60,806	498,609
†Orchestra BioMed Holdings, Inc.	13,100	119,603
†Orthofix Medical, Inc.	29,318	395,207
†OrthoPediatrics Corp.	13,405	435,797
†Outset Medical, Inc.	40,700	220,187
†Paragon 28, Inc.	37,000	459,910
†PROCEPT BioRobotics Corp.	30,600	1,282,446
†Pulmonx Corp.	30,200	385,050
†Pulse Biosciences, Inc.	13,600	166,464
†RxSight, Inc.	22,786	918,732
†Sanara Medtech, Inc.	3,100	127,410
†Semler Scientific, Inc.	4,100	181,589
†SI-BONE, Inc.	29,300	615,007
†Sight Sciences, Inc.	18,100	93,396
†Silk Road Medical, Inc.	33,300	408,591
†STAAR Surgical Co.	41,099	1,282,700
†Surmodics, Inc.	11,865	431,293
†Tactile Systems Technology, Inc.	20,100	287,430
†Tela Bio, Inc.	13,300	88,046
†TransMedics Group, Inc.	26,800	2,115,324
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Treace Medical Concepts, Inc.	39,400	$502,350
†UFP Technologies, Inc.	6,000	1,032,240
Utah Medical Products, Inc.	2,915	245,501
†Varex Imaging Corp.	32,500	666,250
†Vicarious Surgical, Inc.	60,300	22,112
†Zimvie, Inc.	21,400	379,850
†Zynex, Inc.	15,360	167,270
		59,818,082
Health Care Providers & Services–2.48%
†23andMe Holding Co. Class A	230,000	210,105
†Accolade, Inc.	57,300	688,173
†AdaptHealth Corp.	81,300	592,677
†Addus HomeCare Corp.	13,200	1,225,620
†Agiliti, Inc.	25,700	203,544
†AirSculpt Technologies, Inc.	10,100	75,649
†Alignment Healthcare, Inc.	72,700	625,947
†AMN Healthcare Services, Inc.	32,374	2,424,165
†Apollo Medical Holdings, Inc.	36,300	1,390,290
†Aveanna Healthcare Holdings, Inc.	42,300	113,364
†Brookdale Senior Living, Inc.	158,500	922,470
†Cano Health, Inc.	1,975	11,593
†CareMax, Inc.	61,900	30,839
†Castle Biosciences, Inc.	21,400	461,812
†Community Health Systems, Inc.	108,900	340,857
†CorVel Corp.	7,386	1,825,893
†Cross Country Healthcare, Inc.	29,217	661,473
†DocGo, Inc.	65,900	368,381
†Enhabit, Inc.	42,800	442,980
Ensign Group, Inc.	46,133	5,176,584
†Fulgent Genetics, Inc.	17,500	505,925
†Guardant Health, Inc.	96,500	2,610,325
†HealthEquity, Inc.	71,130	4,715,919
†Hims & Hers Health, Inc.	103,200	918,480
†InfuSystem Holdings, Inc.	15,900	167,586
†Innovage Holding Corp.	15,700	94,200
†Invitae Corp.	215,980	135,376
†Joint Corp.	11,700	112,437
†LifeStance Health Group, Inc.	90,100	705,483
†ModivCare, Inc.	10,833	476,544
National HealthCare Corp.	10,475	968,099
National Research Corp.	12,137	480,140
†NeoGenomics, Inc.	109,065	1,764,672
†OPKO Health, Inc.	341,400	515,514
†Option Care Health, Inc.	142,207	4,790,954
†Owens & Minor, Inc.	62,854	1,211,196
†P3 Health Partners, Inc.	33,000	46,530
Patterson Cos., Inc.	73,400	2,088,230
LVIP SSGA Small-Cap Index Fund-15

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Pediatrix Medical Group, Inc.	70,900	$659,370
†Pennant Group, Inc.	24,266	337,783
†PetIQ, Inc.	22,600	446,350
†Privia Health Group, Inc.	94,800	2,183,244
†Progyny, Inc.	67,200	2,498,496
†Quipt Home Medical Corp.	34,100	173,569
†RadNet, Inc.	51,000	1,773,270
Select Medical Holdings Corp.	88,867	2,088,374
†Surgery Partners, Inc.	57,200	1,829,828
U.S. Physical Therapy, Inc.	12,349	1,150,186
†Viemed Healthcare, Inc.	28,800	226,080
		53,466,576
Health Care REITs–0.60%
CareTrust REIT, Inc.	85,671	1,917,317
Community Healthcare Trust, Inc.	21,610	575,690
Diversified Healthcare Trust	200,000	748,000
Global Medical REIT, Inc.	51,300	569,430
LTC Properties, Inc.	34,673	1,113,697
National Health Investors, Inc.	35,734	1,995,744
Physicians Realty Trust	201,200	2,677,972
Sabra Health Care REIT, Inc.	197,777	2,822,278
Universal Health Realty Income Trust	10,673	461,607
		12,881,735
Health Care Technology–0.47%
†American Well Corp. Class A	206,200	307,238
†Computer Programs & Systems, Inc.	12,549	140,549
†Definitive Healthcare Corp.	39,100	388,654
†Evolent Health, Inc. Class A	93,100	3,075,093
†Health Catalyst, Inc.	47,100	436,146
HealthStream, Inc.	20,545	555,331
†Multiplan Corp.	329,000	473,760
†OptimizeRx Corp.	13,700	196,047
†Phreesia, Inc.	43,600	1,009,340
†Schrodinger, Inc.	46,100	1,650,380
†Sharecare, Inc.	256,000	276,480
Simulations Plus, Inc.	13,500	604,125
†Veradigm, Inc.	91,000	954,590
		10,067,733
Hotel & Resort REITs–0.87%
Apple Hospitality REIT, Inc.	182,300	3,028,003
Braemar Hotels & Resorts, Inc.	56,200	140,500
Chatham Lodging Trust	41,331	443,068
DiamondRock Hospitality Co.	177,874	1,670,237
Pebblebrook Hotel Trust	100,560	1,606,949
RLJ Lodging Trust	131,155	1,537,137
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotel & Resort REITs (continued)
Ryman Hospitality Properties, Inc.	49,306	$5,426,618
Service Properties Trust	139,600	1,192,184
Summit Hotel Properties, Inc.	88,773	596,555
Sunstone Hotel Investors, Inc.	178,592	1,916,292
Xenia Hotels & Resorts, Inc.	90,804	1,236,750
		18,794,293
Hotels, Restaurants & Leisure–2.19%
†Accel Entertainment, Inc. Class A	45,900	471,393
†Bally's Corp.	24,973	348,124
†Biglari Holdings, Inc. Class B	665	109,678
†BJ's Restaurants, Inc.	19,759	711,522
Bloomin' Brands, Inc.	75,152	2,115,529
Bluegreen Vacations Holding Corp.	9,100	683,592
†Bowlero Corp. Class A	14,300	202,488
†Brinker International, Inc.	37,100	1,601,978
Carrols Restaurant Group, Inc.	31,500	248,220
†Century Casinos, Inc.	23,100	112,728
Cheesecake Factory, Inc.	40,974	1,434,500
†Chuy's Holdings, Inc.	15,632	597,611
Cracker Barrel Old Country Store, Inc.	18,662	1,438,467
†Dave & Buster's Entertainment, Inc.	30,500	1,642,425
†Denny's Corp.	43,356	471,713
Dine Brands Global, Inc.	13,232	656,969
†El Pollo Loco Holdings, Inc.	25,200	222,264
†Everi Holdings, Inc.	71,400	804,678
†First Watch Restaurant Group, Inc.	18,700	375,870
†Full House Resorts, Inc.	27,800	149,286
†Global Business Travel Group I	26,100	168,345
Golden Entertainment, Inc.	17,100	682,803
†Hilton Grand Vacations, Inc.	68,200	2,740,276
†Inspired Entertainment, Inc.	17,600	173,888
International Game Technology PLC	92,800	2,543,648
Jack in the Box, Inc.	17,115	1,397,097
Krispy Kreme, Inc.	74,200	1,119,678
†Kura Sushi USA, Inc. Class A	5,000	380,000
†Life Time Group Holdings, Inc.	37,800	570,024
†Light & Wonder, Inc. Class A	77,352	6,351,373
†Lindblad Expeditions Holdings, Inc.	28,900	325,703
Monarch Casino & Resort, Inc.	11,284	780,289
†Mondee Holdings, Inc.	38,000	104,880
LVIP SSGA Small-Cap Index Fund-16

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Nathan's Famous, Inc.	2,600	$202,826
†Noodles & Co.	34,500	108,675
†ONE Group Hospitality, Inc.	17,000	104,040
Papa John's International, Inc.	28,122	2,143,740
†PlayAGS, Inc.	31,100	262,173
†Portillo's, Inc. Class A	38,700	616,491
†Potbelly Corp.	22,500	234,450
RCI Hospitality Holdings, Inc.	7,400	490,324
†Red Robin Gourmet Burgers, Inc.	12,800	159,616
Red Rock Resorts, Inc. Class A	40,400	2,154,532
†Rush Street Interactive, Inc.	53,500	240,215
†Sabre Corp.	280,300	1,233,320
†SeaWorld Entertainment, Inc.	30,762	1,625,156
†Shake Shack, Inc. Class A	32,300	2,394,076
†Six Flags Entertainment Corp.	61,100	1,532,388
†Super Group SGHC Ltd.	114,000	361,380
†Sweetgreen, Inc. Class A	81,800	924,340
†Target Hospitality Corp.	26,600	258,818
†Xponential Fitness, Inc. Class A	21,000	270,690
		47,054,289
Household Durables–2.38%
†Beazer Homes USA, Inc.	24,719	835,255
†Cavco Industries, Inc.	7,426	2,574,000
Century Communities, Inc.	24,338	2,218,165
Cricut, Inc. Class A	40,100	264,259
†Dream Finders Homes, Inc. Class A	20,500	728,365
Ethan Allen Interiors, Inc.	19,132	610,694
†GoPro, Inc. Class A	111,200	385,864
†Green Brick Partners, Inc.	22,082	1,146,939
†Helen of Troy Ltd.	20,098	2,428,039
Hooker Furnishings Corp.	9,100	237,328
†Hovnanian Enterprises, Inc. Class A	4,100	638,042
Installed Building Products, Inc.	20,118	3,677,973
†iRobot Corp.	23,122	894,821
KB Home	60,436	3,774,833
†Landsea Homes Corp.	11,401	149,809
La-Z-Boy, Inc.	36,633	1,352,490
†Legacy Housing Corp.	8,160	205,795
†LGI Homes, Inc.	17,800	2,370,248
†Lovesac Co.	12,200	311,710
†M/I Homes, Inc.	22,774	3,136,891
MDC Holdings, Inc.	50,231	2,775,263
Meritage Homes Corp.	30,884	5,379,993
Purple Innovation, Inc.	54,411	56,043
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†Skyline Champion Corp.	45,334	$3,366,503
†Snap One Holdings Corp.	15,400	137,214
†Sonos, Inc.	107,436	1,841,453
†Taylor Morrison Home Corp.	87,900	4,689,465
†Traeger, Inc.	28,800	78,624
†Tri Pointe Homes, Inc.	81,652	2,890,481
†United Homes Group, Inc.	4,700	39,621
†Vizio Holding Corp. Class A	64,200	494,340
†VOXX International Corp.	11,400	121,752
Worthington Enterprises, Inc.	26,408	1,519,780
		51,332,052
Household Products–0.32%
†Central Garden & Pet Co.	42,122	1,906,648
Energizer Holdings, Inc.	61,300	1,941,984
Oil-Dri Corp. of America	4,000	268,320
WD-40 Co.	11,438	2,734,483
		6,851,435
Independent Power and Renewable Electricity Producers–0.26%
†Altus Power, Inc.	54,500	372,235
†Montauk Renewables, Inc.	56,000	498,960
Ormat Technologies, Inc.	45,260	3,430,255
†Sunnova Energy International, Inc.	85,700	1,306,925
		5,608,375
Industrial Conglomerates–0.02%
Brookfield Business Corp. Class A	22,100	514,488
		514,488
Industrial REITs–0.47%
Innovative Industrial Properties, Inc.	23,700	2,389,434
LXP Industrial Trust	247,886	2,459,029
Plymouth Industrial REIT, Inc.	36,100	868,927
Terreno Realty Corp.	69,834	4,376,497
		10,093,887
Insurance–1.76%
†Ambac Financial Group, Inc.	37,493	617,885
†American Coastal Insurance Corp. Class C	16,400	155,144
†American Equity Investment Life Holding Co.	66,355	3,702,609
AMERISAFE, Inc.	16,099	753,111
†BRP Group, Inc. Class A	51,100	1,227,422
CNO Financial Group, Inc.	95,012	2,650,835
Crawford & Co. Class A	13,000	171,340
Donegal Group, Inc. Class A	13,346	186,711
†eHealth, Inc.	22,519	196,366
Employers Holdings, Inc.	21,727	856,044
LVIP SSGA Small-Cap Index Fund-17

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
†Enstar Group Ltd.	10,111	$2,976,173
F&G Annuities & Life, Inc.	15,900	731,400
†Fidelis Insurance Holdings Ltd.	12,400	157,108
†Genworth Financial, Inc. Class A	392,200	2,619,896
†GoHealth, Inc. Class A	3,300	44,022
†Goosehead Insurance, Inc. Class A	18,300	1,387,140
†Greenlight Capital Re Ltd. Class A	21,257	242,755
HCI Group, Inc.	5,507	481,312
†Hippo Holdings, Inc.	9,332	85,108
Horace Mann Educators Corp.	34,931	1,142,244
Investors Title Co.	1,053	170,733
James River Group Holdings Ltd.	31,600	291,984
†Kingsway Financial Services, Inc.	8,700	73,080
†Lemonade, Inc.	43,000	693,590
†Maiden Holdings Ltd.	75,900	173,811
†MBIA, Inc.	40,984	250,822
Mercury General Corp.	22,700	846,937
National Western Life Group, Inc. Class A	1,916	925,466
†NI Holdings, Inc.	7,400	96,126
†Oscar Health, Inc. Class A	131,000	1,198,650
†Palomar Holdings, Inc.	20,700	1,148,850
ProAssurance Corp.	45,600	628,824
Safety Insurance Group, Inc.	12,099	919,403
Selective Insurance Group, Inc.	51,007	5,074,176
†Selectquote, Inc.	113,300	155,221
†SiriusPoint Ltd.	59,300	687,880
†Skyward Specialty Insurance Group, Inc.	20,100	680,988
Stewart Information Services Corp.	22,639	1,330,041
Tiptree, Inc.	20,546	389,552
†Trupanion, Inc.	33,861	1,033,099
United Fire Group, Inc.	18,121	364,594
Universal Insurance Holdings, Inc.	21,703	346,814
		37,865,266
Interactive Media & Services–0.71%
†Bumble, Inc. Class A	85,600	1,261,744
†Cargurus, Inc.	83,800	2,024,608
†Cars.com, Inc.	56,300	1,068,011
†DHI Group, Inc.	34,900	90,391
†Eventbrite, Inc. Class A	64,900	542,564
†EverQuote, Inc. Class A	18,700	228,888
†fuboTV, Inc.	241,300	767,334
†Grindr, Inc.	34,100	299,398
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†MediaAlpha, Inc. Class A	19,860	$221,439
†Nextdoor Holdings, Inc.	121,000	228,690
†Outbrain, Inc.	33,800	148,044
†QuinStreet, Inc.	44,211	566,785
Shutterstock, Inc.	20,852	1,006,735
†System1, Inc.	22,200	49,284
†TrueCar, Inc.	74,300	257,078
†Vimeo, Inc.	128,600	504,112
†Yelp, Inc.	56,400	2,669,976
†Ziff Davis, Inc.	39,287	2,639,693
†ZipRecruiter, Inc. Class A	57,900	804,810
		15,379,584
IT Services–0.51%
†Applied Digital Corp.	57,109	384,915
†BigBear.ai Holdings, Inc.	21,700	46,438
†BigCommerce Holdings, Inc.	56,900	553,637
†Brightcove, Inc.	33,686	87,247
†Couchbase, Inc.	28,700	646,324
†DigitalOcean Holdings, Inc.	53,700	1,970,253
†Fastly, Inc. Class A	101,600	1,808,480
†Grid Dynamics Holdings, Inc.	47,000	626,510
Hackett Group, Inc.	21,276	484,455
Information Services Group, Inc.	30,600	144,126
†Perficient, Inc.	29,425	1,936,753
†Rackspace Technology, Inc.	65,400	130,800
†Squarespace, Inc. Class A	37,800	1,247,778
†Thoughtworks Holding, Inc.	80,100	385,281
†Tucows, Inc. Class A	8,700	234,900
†Unisys Corp.	57,554	323,453
		11,011,350
Leisure Products–0.41%
Acushnet Holdings Corp.	26,400	1,667,688
†AMMO, Inc.	77,100	161,910
Clarus Corp.	23,724	163,577
Escalade, Inc.	8,200	164,738
†Funko, Inc. Class A	29,800	230,354
†JAKKS Pacific, Inc.	5,900	209,745
Johnson Outdoors, Inc. Class A	4,386	234,300
†Latham Group, Inc.	36,800	96,784
†Malibu Boats, Inc. Class A	17,300	948,386
Marine Products Corp.	7,236	82,491
†MasterCraft Boat Holdings, Inc.	14,700	332,808
Smith & Wesson Brands, Inc.	38,332	519,782
†Solo Brands, Inc. Class A	17,700	109,032
Sturm Ruger & Co., Inc.	14,714	668,751
†Topgolf Callaway Brands Corp.	121,927	1,748,433
†Vista Outdoor, Inc.	48,900	1,445,973
		8,784,752
LVIP SSGA Small-Cap Index Fund-18

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–0.36%
†Adaptive Biotechnologies Corp.	98,100	$480,690
†Akoya Biosciences, Inc.	18,300	89,304
†BioLife Solutions, Inc.	29,600	481,000
†Codexis, Inc.	53,500	163,175
†CryoPort, Inc.	34,200	529,758
†Cytek Biosciences, Inc.	102,400	933,888
†Harvard Bioscience, Inc.	35,200	188,320
†MaxCyte, Inc.	75,200	353,440
Mesa Laboratories, Inc.	4,330	453,654
†NanoString Technologies, Inc.	38,200	28,589
†Nautilus Biotechnology, Inc.	41,900	125,281
†OmniAb, Inc.	79,289	489,213
†Pacific Biosciences of California, Inc.	215,798	2,116,978
†Quanterix Corp.	29,700	811,998
†Quantum-Si, Inc.	83,600	168,036
†Seer, Inc.	48,500	94,090
†SomaLogic, Inc.	129,900	328,647
		7,836,061
Machinery–3.49%
†374Water, Inc.	49,000	69,580
†3D Systems Corp.	108,822	691,020
Alamo Group, Inc.	8,535	1,793,972
Albany International Corp. Class A	26,743	2,626,698
Astec Industries, Inc.	19,169	713,087
Barnes Group, Inc.	41,354	1,349,381
†Blue Bird Corp.	14,992	404,184
†Chart Industries, Inc.	36,374	4,958,867
Columbus McKinnon Corp.	23,908	932,890
†Commercial Vehicle Group, Inc.	27,700	194,177
†Desktop Metal, Inc. Class A	229,838	172,608
Douglas Dynamics, Inc.	19,049	565,374
†Energy Recovery, Inc.	47,100	887,364
Enerpac Tool Group Corp.	46,214	1,436,793
Enpro, Inc.	17,709	2,775,709
ESCO Technologies, Inc.	21,638	2,532,295
Federal Signal Corp.	50,707	3,891,255
Franklin Electric Co., Inc.	39,040	3,773,216
†Gencor Industries, Inc.	8,700	140,418
Gorman-Rupp Co.	19,382	688,642
Greenbrier Cos., Inc.	25,901	1,144,306
Helios Technologies, Inc.	27,728	1,257,465
Hillenbrand, Inc.	59,132	2,829,466
†Hillman Solutions Corp.	165,500	1,524,255
†Hyliion Holdings Corp.	119,800	97,481
Hyster-Yale Materials Handling, Inc.	9,266	576,253
John Bean Technologies Corp.	27,192	2,704,244
Kadant, Inc.	9,899	2,774,789
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Kennametal, Inc.	69,100	$1,782,089
Lindsay Corp.	9,407	1,215,008
Luxfer Holdings PLC	22,600	202,044
†Manitowoc Co., Inc.	29,375	490,269
†Mayville Engineering Co., Inc.	9,800	141,316
†Microvast Holdings, Inc.	92,900	130,060
Miller Industries, Inc.	9,346	395,242
Mueller Industries, Inc.	94,880	4,473,592
Mueller Water Products, Inc. Class A	132,827	1,912,709
†Nikola Corp.	526,400	460,495
Omega Flex, Inc.	2,689	189,601
Park-Ohio Holdings Corp.	7,100	191,416
†Proto Labs, Inc.	22,243	866,587
REV Group, Inc.	27,900	506,943
Shyft Group, Inc.	29,116	355,798
†SPX Technologies, Inc.	37,300	3,767,673
Standex International Corp.	10,154	1,608,191
Tennant Co.	15,881	1,472,010
Terex Corp.	56,300	3,234,998
†Titan International, Inc.	44,500	662,160
Trinity Industries, Inc.	68,800	1,829,392
†Velo3D, Inc.	71,500	28,428
Wabash National Corp.	39,940	1,023,263
Watts Water Technologies, Inc. Class A	23,094	4,811,404
		75,256,477
Marine–0.29%
Costamare, Inc.	41,600	433,056
Eagle Bulk Shipping, Inc.	7,942	439,987
Genco Shipping & Trading Ltd.	35,800	593,922
Golden Ocean Group Ltd.	104,400	1,018,944
†Himalaya Shipping Ltd.	7,100	47,996
Matson, Inc.	29,300	3,211,280
Pangaea Logistics Solutions Ltd.	29,800	245,552
Safe Bulkers, Inc.	56,600	222,438
		6,213,175
Media–0.62%
†Advantage Solutions, Inc.	72,200	261,364
†AMC Networks, Inc. Class A	26,200	492,298
†Boston Omaha Corp. Class A	20,200	317,746
†Cardlytics, Inc.	27,800	256,038
†Clear Channel Outdoor Holdings, Inc.	319,200	580,944
†Daily Journal Corp.	1,150	391,943
†Emerald Holding, Inc.	14,000	83,720
Entravision Communications Corp. Class A	49,930	208,208
†EW Scripps Co. Class A	50,566	404,023
†Gambling.com Group Ltd.	8,700	84,825
LVIP SSGA Small-Cap Index Fund-19

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†Gannett Co., Inc.	119,324	$274,445
Gray Television, Inc.	70,518	631,841
†iHeartMedia, Inc. Class A	89,100	237,897
†Integral Ad Science Holding Corp.	41,100	591,429
John Wiley & Sons, Inc. Class A	30,900	980,766
†Magnite, Inc.	113,342	1,058,614
†PubMatic, Inc. Class A	36,800	600,208
Scholastic Corp.	23,091	870,531
Sinclair, Inc.	28,100	366,143
†Stagwell, Inc.	67,600	448,188
†TechTarget, Inc.	21,898	763,364
TEGNA, Inc.	172,494	2,639,158
†Thryv Holdings, Inc.	26,300	535,205
Townsquare Media, Inc. Class A	9,100	96,096
†Urban One, Inc.	18,400	69,002
†WideOpenWest, Inc.	43,794	177,366
		13,421,362
Metals & Mining–1.83%
†5E Advanced Materials, Inc.	32,400	45,684
Alpha Metallurgical Resources, Inc.	9,800	3,321,416
Arch Resources, Inc.	15,300	2,538,882
†ATI, Inc.	109,200	4,965,324
Caledonia Mining Corp. PLC	14,300	174,460
Carpenter Technology Corp.	41,200	2,916,960
†Century Aluminum Co.	43,458	527,580
†Coeur Mining, Inc.	279,386	910,798
Commercial Metals Co.	99,200	4,963,968
Compass Minerals International, Inc.	28,800	729,216
†Constellium SE	108,300	2,161,668
†Contango ORE, Inc.	2,900	52,519
†Dakota Gold Corp.	45,700	119,734
Haynes International, Inc.	10,581	603,646
Hecla Mining Co.	522,676	2,514,072
†i-80 Gold Corp.	161,200	283,712
†Ivanhoe Electric, Inc.	47,200	475,776
Kaiser Aluminum Corp.	13,522	962,631
Materion Corp.	17,584	2,288,206
†NioCorp Developments Ltd.	700	2,233
†Novagold Resources, Inc.	203,100	759,594
Olympic Steel, Inc.	8,306	554,010
†Perpetua Resources Corp.	30,800	97,636
†Piedmont Lithium, Inc.	15,100	426,273
Ramaco Resources, Inc. Class A	23,220	381,040
Ryerson Holding Corp.	20,525	711,807
Schnitzer Steel Industries, Inc. Class A	21,801	657,518
SunCoke Energy, Inc.	70,644	758,717
†TimkenSteel Corp.	36,600	858,270
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Tredegar Corp.	22,530	$121,887
Warrior Met Coal, Inc.	44,200	2,694,874
†Worthington Steel, Inc.	26,408	742,065
		39,322,176
Mortgage Real Estate Investment Trusts (REITs)–1.17%
AFC Gamma, Inc.	13,800	166,014
Angel Oak Mortgage REIT, Inc.	11,600	122,960
Apollo Commercial Real Estate Finance, Inc.	119,981	1,408,577
Arbor Realty Trust, Inc.	156,100	2,369,598
ARES Commercial Real Estate Corp.	43,789	453,654
ARMOUR Residential REIT, Inc.	38,770	749,036
Blackstone Mortgage Trust, Inc. Class A	145,717	3,099,401
BrightSpire Capital, Inc. Class A	109,200	812,448
Chicago Atlantic Real Estate Finance, Inc.	14,300	231,374
Chimera Investment Corp.	196,900	982,531
Claros Mortgage Trust, Inc.	77,300	1,053,599
Dynex Capital, Inc.	46,843	586,474
Ellington Financial, Inc.	55,100	700,321
Franklin BSP Realty Trust, Inc.	70,530	952,860
Granite Point Mortgage Trust, Inc.	44,900	266,706
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	88,600	2,443,588
Invesco Mortgage Capital, Inc.	34,553	306,140
KKR Real Estate Finance Trust, Inc.	50,200	664,146
Ladder Capital Corp.	95,789	1,102,531
MFA Financial, Inc.	86,250	972,038
New York Mortgage Trust, Inc.	76,645	653,782
Nexpoint Real Estate Finance, Inc.	7,800	122,850
Orchid Island Capital, Inc.	36,160	304,829
PennyMac Mortgage Investment Trust	75,121	1,123,059
Ready Capital Corp.	135,672	1,390,638
Redwood Trust, Inc.	95,725	709,322
TPG RE Finance Trust, Inc.	59,000	383,500
Two Harbors Investment Corp.	82,300	1,146,439
		25,278,415
Multiline Retail–0.09%
Big Lots, Inc.	22,700	176,833
LVIP SSGA Small-Cap Index Fund-20

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail (continued)
†ContextLogic, Inc. Class A	19,984	$118,905
Dillard's, Inc. Class A	3,000	1,210,950
†Qurate Retail, Inc. Class B	1,527	9,986
†Savers Value Village, Inc.	22,400	389,312
		1,905,986
Multi-Utilities–0.40%
Avista Corp.	64,526	2,306,159
Black Hills Corp.	56,973	3,073,693
Northwestern Energy Group, Inc.	51,406	2,616,051
Unitil Corp.	13,341	701,337
		8,697,240
Office REITs–0.75%
Brandywine Realty Trust	145,100	783,540
City Office REIT, Inc.	34,800	212,628
COPT Defense Properties	96,400	2,470,732
Douglas Emmett, Inc.	136,600	1,980,700
Easterly Government Properties, Inc.	79,700	1,071,168
Equity Commonwealth	86,600	1,662,720
Hudson Pacific Properties, Inc.	117,300	1,092,063
JBG SMITH Properties	86,100	1,464,561
Office Properties Income Trust	40,140	293,825
Orion Office REIT, Inc.	49,700	284,284
Paramount Group, Inc.	157,100	812,207
Peakstone Realty Trust	30,200	601,886
Piedmont Office Realty Trust, Inc. Class A	105,300	748,683
Postal Realty Trust, Inc. Class A	15,800	230,048
SL Green Realty Corp.	54,900	2,479,833
		16,188,878
Oil, Gas & Consumable Fuels–4.42%
†Amplify Energy Corp.	30,200	179,086
Ardmore Shipping Corp.	34,600	487,514
Berry Corp.	63,871	449,013
California Resources Corp.	59,100	3,231,588
†Callon Petroleum Co.	52,500	1,701,000
†Centrus Energy Corp. Class A	10,324	561,729
Chord Energy Corp.	35,402	5,884,874
Civitas Resources, Inc.	68,604	4,691,141
†Clean Energy Fuels Corp.	145,295	556,480
†CNX Resources Corp.	132,900	2,658,000
=†Cobalt International Energy, Inc.	1	0
Comstock Resources, Inc.	78,000	690,300
CONSOL Energy, Inc.	25,900	2,603,727
Crescent Energy Co. Class A	65,380	863,670
CVR Energy, Inc.	25,300	766,590
Delek U.S. Holdings, Inc.	55,162	1,423,180
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
DHT Holdings, Inc.	115,800	$1,135,998
Dorian LPG Ltd.	27,036	1,186,069
†Empire Petroleum Corp.	10,400	114,296
†Encore Energy Corp.	121,300	476,709
†Energy Fuels, Inc.	133,100	956,989
Enviva, Inc.	26,500	26,389
Equitrans Midstream Corp.	369,300	3,759,474
Evolution Petroleum Corp.	26,800	155,708
Excelerate Energy, Inc. Class A	15,100	233,446
FLEX LNG Ltd.	25,100	729,406
FutureFuel Corp.	22,108	134,417
†Gevo, Inc.	194,400	225,504
Golar LNG Ltd.	84,801	1,949,575
Granite Ridge Resources, Inc.	21,600	130,032
†Green Plains, Inc.	49,093	1,238,125
†Gulfport Energy Corp.	9,300	1,238,760
†Hallador Energy Co.	19,700	174,148
HighPeak Energy, Inc.	11,100	158,064
International Seaways, Inc.	34,836	1,584,341
Kinetik Holdings, Inc. Class A	14,742	492,383
†Kosmos Energy Ltd.	390,000	2,616,900
Magnolia Oil & Gas Corp. Class A	152,300	3,242,467
Matador Resources Co.	95,930	5,454,580
Murphy Oil Corp.	125,900	5,370,894
NACCO Industries, Inc. Class A	3,700	135,050
†NextDecade Corp.	66,200	315,774
Nordic American Tankers Ltd.	173,198	727,432
Northern Oil & Gas, Inc.	70,000	2,594,900
Overseas Shipholding Group, Inc. Class A	55,900	294,593
†Par Pacific Holdings, Inc.	47,335	1,721,574
PBF Energy, Inc. Class A	94,700	4,163,012
Peabody Energy Corp.	97,012	2,359,332
Permian Resources Corp.	300,051	4,080,693
†PrimeEnergy Resources Corp.	600	63,810
†REX American Resources Corp.	12,950	612,535
Riley Exploration Permian, Inc.	7,500	204,300
†Ring Energy, Inc.	98,200	143,372
SandRidge Energy, Inc.	27,200	371,824
Scorpio Tankers, Inc.	40,522	2,463,738
SFL Corp. Ltd.	98,842	1,114,938
†SilverBow Resources, Inc.	15,000	436,200
Sitio Royalties Corp. Class A	68,321	1,606,227
SM Energy Co.	100,300	3,883,616
†Talos Energy, Inc.	93,100	1,324,813
†Teekay Corp.	52,500	375,375
LVIP SSGA Small-Cap Index Fund-21

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Teekay Tankers Ltd. Class A	20,200	$1,009,394
†Tellurian, Inc.	438,600	331,406
†Uranium Energy Corp.	311,500	1,993,600
VAALCO Energy, Inc.	89,200	400,508
†Verde Clean Fuels, Inc.	3,600	8,496
†Vertex Energy, Inc.	54,100	183,399
†Vital Energy, Inc.	19,800	900,702
Vitesse Energy, Inc.	21,100	461,879
W&T Offshore, Inc.	84,436	275,261
World Kinect Corp.	50,600	1,152,668
		95,242,987
Paper & Forest Products–0.10%
†Clearwater Paper Corp.	14,251	514,746
†Glatfelter Corp.	37,373	72,504
Sylvamo Corp.	30,300	1,488,033
		2,075,283
Personal Products–0.96%
†Beauty Health Co.	69,200	215,212
†BellRing Brands, Inc.	112,000	6,208,160
Edgewell Personal Care Co.	43,300	1,586,079
†elf Beauty, Inc.	45,500	6,567,470
†Herbalife Ltd.	83,600	1,275,736
Inter Parfums, Inc.	15,593	2,245,548
Medifast, Inc.	9,087	610,828
†Nature's Sunshine Products, Inc.	11,840	204,714
Nu Skin Enterprises, Inc. Class A	42,100	817,582
†USANA Health Sciences, Inc.	9,905	530,908
†Waldencast PLC Class A	30,500	333,670
		20,595,907
Pharmaceuticals–1.73%
†Aclaris Therapeutics, Inc.	57,200	60,060
†Amneal Pharmaceuticals, Inc.	104,002	631,292
†Amphastar Pharmaceuticals, Inc.	32,500	2,010,125
†Amylyx Pharmaceuticals, Inc.	42,400	624,128
†ANI Pharmaceuticals, Inc.	12,300	678,222
†Arvinas, Inc.	41,500	1,708,140
†Assertio Holdings, Inc.	78,700	84,209
†Atea Pharmaceuticals, Inc.	63,300	193,065
†Axsome Therapeutics, Inc.	30,100	2,395,659
†Biote Corp. Class A	11,400	56,316
†Bright Green Corp.	53,100	17,528
†Cara Therapeutics, Inc.	39,200	29,126
†Cassava Sciences, Inc.	33,600	756,336
†Citius Pharmaceuticals, Inc.	102,400	77,466
†Collegium Pharmaceutical, Inc.	29,100	895,698
†Corcept Therapeutics, Inc.	68,702	2,231,441
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†CorMedix, Inc.	42,700	$160,552
†Cymabay Therapeutics, Inc.	96,000	2,267,520
†Edgewise Therapeutics, Inc.	35,400	387,276
=†Empire Resorts, Inc.	4,339	0
†Enliven Therapeutics, Inc.	19,500	269,880
†Evolus, Inc.	35,500	373,815
†Eyenovia, Inc.	23,300	48,464
†EyePoint Pharmaceuticals, Inc.	22,100	510,731
†Harmony Biosciences Holdings, Inc.	27,900	901,170
†Harrow, Inc.	25,300	283,360
†Ikena Oncology, Inc.	18,400	36,248
†Innoviva, Inc.	51,400	824,456
†Intra-Cellular Therapies, Inc.	79,300	5,679,466
†Ligand Pharmaceuticals, Inc.	14,365	1,025,948
†Liquidia Corp.	41,100	494,433
†Longboard Pharmaceuticals, Inc.	13,300	80,199
†Marinus Pharmaceuticals, Inc.	41,700	453,279
†NGM Biopharmaceuticals, Inc.	38,300	32,900
†Nuvation Bio, Inc.	125,200	189,052
†Ocular Therapeutix, Inc.	65,400	291,684
†Omeros Corp.	51,500	168,405
†Optinose, Inc.	63,700	82,173
†Pacira BioSciences, Inc.	38,375	1,294,772
†Phathom Pharmaceuticals, Inc.	26,100	238,293
Phibro Animal Health Corp. Class A	17,200	199,176
†Pliant Therapeutics, Inc.	47,300	856,603
†Prestige Consumer Healthcare, Inc.	42,555	2,605,217
†Rain Oncology, Inc.	15,000	18,000
†Revance Therapeutics, Inc.	71,100	624,969
†Scilex Holding Co.	43,799	89,349
†scPharmaceuticals, Inc.	24,000	150,480
SIGA Technologies, Inc.	38,188	213,853
†Supernus Pharmaceuticals, Inc.	42,190	1,220,979
†Taro Pharmaceutical Industries Ltd.	6,800	284,104
†Tarsus Pharmaceuticals, Inc.	19,900	402,975
†Terns Pharmaceuticals, Inc.	36,000	233,640
†Theravance Biopharma, Inc.	43,700	491,188
†Theseus Pharmaceuticals, Inc.	16,900	68,445
†Third Harmonic Bio, Inc.	17,400	190,878
†Trevi Therapeutics, Inc.	35,700	47,838
†Ventyx Biosciences, Inc.	38,900	96,083
†Verrica Pharmaceuticals, Inc.	17,600	128,832
†WaVe Life Sciences Ltd.	50,100	253,005
LVIP SSGA Small-Cap Index Fund-22

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Xeris Biopharma Holdings, Inc.	113,800	$267,430
†Zevra Therapeutics, Inc.	29,400	192,570
		37,178,501
Professional Services–2.50%
†Alight, Inc. Class A	340,300	2,902,759
†ASGN, Inc.	40,104	3,856,802
†Asure Software, Inc.	16,500	157,080
Barrett Business Services, Inc.	5,632	652,186
†Blacksky Technology, Inc.	100,600	140,840
†CBIZ, Inc.	40,946	2,562,810
†Conduent, Inc.	146,300	533,995
CRA International, Inc.	5,851	578,371
CSG Systems International, Inc.	27,188	1,446,673
†ExlService Holdings, Inc.	136,940	4,224,599
Exponent, Inc.	42,801	3,768,200
First Advantage Corp.	46,600	772,162
†FiscalNote Holdings, Inc.	52,800	60,192
†Forrester Research, Inc.	9,633	258,261
†Franklin Covey Co.	9,880	430,076
Heidrick & Struggles International, Inc.	16,764	495,041
HireQuest, Inc.	4,300	66,005
†HireRight Holdings Corp.	12,900	173,505
†Huron Consulting Group, Inc.	16,278	1,673,378
†IBEX Holdings Ltd.	9,259	176,014
ICF International, Inc.	16,051	2,152,279
†Innodata, Inc.	21,100	171,754
Insperity, Inc.	30,167	3,536,176
Kelly Services, Inc. Class A	26,977	583,243
Kforce, Inc.	16,438	1,110,551
Korn Ferry	44,145	2,620,006
†Legalzoom.com, Inc.	88,200	996,660
Maximus, Inc.	51,474	4,316,610
†Mistras Group, Inc.	18,800	137,616
†NV5 Global, Inc.	11,700	1,300,104
†Parsons Corp.	35,300	2,213,663
†Planet Labs PBC	143,700	354,939
Resources Connection, Inc.	27,389	388,102
†Skillsoft Corp.	3,495	61,442
†Sterling Check Corp.	26,400	367,488
†TriNet Group, Inc.	27,122	3,225,619
†TrueBlue, Inc.	26,600	408,044
TTEC Holdings, Inc.	16,560	358,855
†Upwork, Inc.	104,800	1,558,376
†Verra Mobility Corp.	119,300	2,747,479
†Willdan Group, Inc.	10,000	215,000
		53,752,955
Real Estate Management & Development–0.80%
†American Realty Investors, Inc.	1,300	22,633
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development (continued)
†Anywhere Real Estate, Inc.	93,297	$756,639
†Compass, Inc. Class A	241,000	906,160
†Cushman & Wakefield PLC	140,656	1,519,085
DigitalBridge Group, Inc.	138,450	2,428,413
Douglas Elliman, Inc.	67,507	199,146
eXp World Holdings, Inc.	60,900	945,168
†Forestar Group, Inc.	15,605	516,057
†FRP Holdings, Inc.	5,672	356,655
Kennedy-Wilson Holdings, Inc.	102,853	1,273,320
Marcus & Millichap, Inc.	19,900	869,232
†Maui Land & Pineapple Co., Inc.	6,400	101,696
Newmark Group, Inc. Class A	116,200	1,273,552
†Opendoor Technologies, Inc.	462,100	2,070,208
RE/MAX Holdings, Inc. Class A	14,198	189,259
†Redfin Corp.	91,100	940,152
RMR Group, Inc. Class A	12,968	366,087
St. Joe Co.	29,568	1,779,402
†Star Holdings	10,422	156,121
†Stratus Properties, Inc.	4,900	141,414
†Tejon Ranch Co.	17,418	299,590
†Transcontinental Realty Investors, Inc.	1,800	62,208
		17,172,197
Residential REITs–0.39%
†Apartment Investment & Management Co. Class A	125,300	981,099
BRT Apartments Corp.	10,000	185,900
Centerspace	12,746	741,817
Clipper Realty, Inc.	15,000	81,000
Elme Communities	75,575	1,103,395
Independence Realty Trust, Inc.	190,756	2,918,567
NexPoint Residential Trust, Inc.	19,200	661,056
UMH Properties, Inc.	47,067	721,066
Veris Residential, Inc.	66,600	1,047,618
		8,441,518
Retail REITs–1.18%
Acadia Realty Trust	80,215	1,362,853
Alexander's, Inc.	1,876	400,657
CBL & Associates Properties, Inc.	22,400	547,008
Getty Realty Corp.	37,864	1,106,386
InvenTrust Properties Corp.	57,500	1,457,050
Kite Realty Group Trust	184,069	4,207,817
Macerich Co.	182,700	2,819,061
NETSTREIT Corp.	57,400	1,024,590
Phillips Edison & Co., Inc.	99,800	3,640,704
Retail Opportunity Investments Corp.	105,667	1,482,508
LVIP SSGA Small-Cap Index Fund-23

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Retail REITs (continued)
Saul Centers, Inc.	9,966	$391,365
SITE Centers Corp.	163,000	2,221,690
Tanger, Inc.	87,400	2,422,728
Urban Edge Properties	98,400	1,800,720
Whitestone REIT	40,771	501,076
		25,386,213
Road & Rail–0.46%
ArcBest Corp.	20,175	2,425,237
Covenant Logistics Group, Inc.	7,200	331,488
†Daseke, Inc.	34,000	275,400
FTAI Infrastructure, Inc.	81,400	316,646
Heartland Express, Inc.	39,409	561,972
Marten Transport Ltd.	49,194	1,032,090
†PAM Transportation Services, Inc.	5,100	105,978
†RXO, Inc.	99,500	2,314,370
†TuSimple Holdings, Inc. Class A	136,700	119,995
Universal Logistics Holdings, Inc.	5,697	159,630
Werner Enterprises, Inc.	54,156	2,294,590
		9,937,396
Semiconductors & Semiconductor Equipment–3.09%
†ACM Research, Inc. Class A	40,700	795,278
†Aehr Test Systems	21,700	575,701
†Alpha & Omega Semiconductor Ltd.	19,671	512,626
†Ambarella, Inc.	32,492	1,991,435
Amkor Technology, Inc.	95,565	3,179,448
†Atomera, Inc.	17,300	121,273
†Axcelis Technologies, Inc.	27,533	3,570,755
†CEVA, Inc.	19,517	443,231
†Cohu, Inc.	39,413	1,394,826
†Credo Technology Group Holding Ltd.	97,300	1,894,431
†Diodes, Inc.	38,165	3,073,046
†FormFactor, Inc.	65,931	2,749,982
†Ichor Holdings Ltd.	24,200	813,846
†Impinj, Inc.	19,500	1,755,585
†indie Semiconductor, Inc. Class A	116,700	946,437
†inTEST Corp.	8,400	114,240
Kulicke & Soffa Industries, Inc.	46,900	2,566,368
†MACOM Technology Solutions Holdings, Inc.	46,042	4,279,604
†Maxeon Solar Technologies Ltd.	25,800	184,986
†MaxLinear, Inc.	63,234	1,503,072
†Navitas Semiconductor Corp.	92,200	744,054
NVE Corp.	3,900	305,877
†Onto Innovation, Inc.	41,424	6,333,730
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†PDF Solutions, Inc.	25,857	$831,044
†Photronics, Inc.	51,660	1,620,574
Power Integrations, Inc.	48,012	3,942,265
†Rambus, Inc.	92,386	6,305,345
†Semtech Corp.	53,984	1,182,789
†Silicon Laboratories, Inc.	26,886	3,556,211
†SiTime Corp.	14,700	1,794,576
†SkyWater Technology, Inc.	14,400	138,528
†SMART Global Holdings, Inc.	40,902	774,275
†Synaptics, Inc.	33,452	3,816,204
†Transphorm, Inc.	23,500	85,775
†Ultra Clean Holdings, Inc.	37,629	1,284,654
†Veeco Instruments, Inc.	43,035	1,335,376
		66,517,447
Software–5.85%
†8x8, Inc.	100,505	379,909
A10 Networks, Inc.	60,338	794,651
†ACI Worldwide, Inc.	91,751	2,807,581
Adeia, Inc.	90,716	1,123,971
†Agilysys, Inc.	17,004	1,442,279
†Alarm.com Holdings, Inc.	40,500	2,617,110
†Alkami Technology, Inc.	33,400	809,950
†Altair Engineering, Inc. Class A	45,900	3,862,485
American Software, Inc. Class A	26,488	299,314
†Amplitude, Inc. Class A	56,800	722,496
†Appfolio, Inc. Class A	16,400	2,841,136
†Appian Corp. Class A	34,700	1,306,802
†Asana, Inc. Class A	67,200	1,277,472
†Aurora Innovation, Inc.	284,400	1,242,828
†AvePoint, Inc.	125,500	1,030,355
†Bit Digital, Inc.	60,700	256,761
†Blackbaud, Inc.	36,771	3,188,046
†BlackLine, Inc.	48,183	3,008,547
†Box, Inc. Class A	119,200	3,052,712
†Braze, Inc. Class A	44,800	2,380,224
†C3.ai, Inc. Class A	69,000	1,980,990
†Cerence, Inc.	33,900	666,474
†Cipher Mining, Inc.	34,300	141,659
†Cleanspark, Inc.	127,000	1,400,810
Clear Secure, Inc. Class A	70,700	1,459,955
†CommVault Systems, Inc.	37,602	3,002,520
†Consensus Cloud Solutions, Inc.	16,595	434,955
†CoreCard Corp.	6,400	88,512
†CS Disco, Inc.	18,600	141,174
†CXApp, Inc.	1,500	1,935
†Digimarc Corp.	11,958	431,923
†Digital Turbine, Inc.	81,200	557,032
†Domo, Inc. Class B	26,600	273,714
†E2open Parent Holdings, Inc.	144,300	633,477
†eGain Corp.	17,700	147,441
†Enfusion, Inc. Class A	31,900	309,430
LVIP SSGA Small-Cap Index Fund-24

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†EngageSmart, Inc.	41,600	$952,640
†Envestnet, Inc.	42,959	2,127,330
†Everbridge, Inc.	34,400	836,264
†EverCommerce, Inc.	19,100	210,673
†Expensify, Inc. Class A	45,700	112,879
†Freshworks, Inc. Class A	137,000	3,218,130
†Instructure Holdings, Inc.	16,700	451,067
†Intapp, Inc.	18,600	707,172
InterDigital, Inc.	22,388	2,429,994
†Jamf Holding Corp.	59,200	1,069,152
†Kaltura, Inc.	69,600	135,720
†LivePerson, Inc.	62,918	238,459
†LiveRamp Holdings, Inc.	56,372	2,135,371
†Marathon Digital Holdings, Inc.	180,700	4,244,643
†Matterport, Inc.	212,300	571,087
†MeridianLink, Inc.	22,600	559,802
†MicroStrategy, Inc. Class A	10,284	6,495,580
†Mitek Systems, Inc.	36,100	470,744
†Model N, Inc.	31,700	853,681
†N-able, Inc.	59,200	784,400
†NextNav, Inc.	44,900	199,805
†Olo, Inc. Class A	87,100	498,212
ON24, Inc.	27,500	216,700
†OneSpan, Inc.	8,957	96,019
†PagerDuty, Inc.	76,100	1,761,715
†PowerSchool Holdings, Inc. Class A	47,500	1,119,100
Progress Software Corp.	37,200	2,019,960
†PROS Holdings, Inc.	37,837	1,467,697
†Q2 Holdings, Inc.	48,800	2,118,408
†Qualys, Inc.	31,525	6,187,727
†Rapid7, Inc.	51,300	2,929,230
†Red Violet, Inc.	9,900	197,703
†Rimini Street, Inc.	44,416	145,240
†Riot Platforms, Inc.	161,400	2,496,858
Sapiens International Corp. NV	25,700	743,758
†SEMrush Holdings, Inc. Class A	27,100	370,186
†SolarWinds Corp.	43,600	544,564
†SoundHound AI, Inc. Class A	118,100	250,372
†SoundThinking, Inc.	8,100	206,874
†Sprinklr, Inc. Class A	87,200	1,049,888
†Sprout Social, Inc. Class A	40,500	2,488,320
†SPS Commerce, Inc.	31,102	6,028,812
†Tenable Holdings, Inc.	96,700	4,454,002
†Terawulf, Inc.	118,100	283,440
†Varonis Systems, Inc.	92,021	4,166,711
†Verint Systems, Inc.	52,856	1,428,698
†Veritone, Inc.	26,800	48,508
†Viant Technology, Inc. Class A	11,600	79,924
†Weave Communications, Inc.	27,800	318,866
†Workiva, Inc.	41,700	4,233,801
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Xperi, Inc.	36,306	$400,092
†Yext, Inc.	89,900	529,511
†Zeta Global Holdings Corp. Class A	116,700	1,029,294
†Zuora, Inc. Class A	109,600	1,030,240
		125,861,653
Specialized REITs–0.46%
Farmland Partners, Inc.	37,800	471,744
Four Corners Property Trust, Inc.	74,200	1,877,260
Gladstone Land Corp.	28,400	410,380
Outfront Media, Inc.	124,900	1,743,604
PotlatchDeltic Corp.	66,891	3,284,348
Safehold, Inc.	37,034	866,596
Uniti Group, Inc.	202,200	1,168,716
		9,822,648
Specialty Retail–2.68%
†1-800-Flowers.com, Inc. Class A	22,564	243,240
Aaron's Co., Inc.	26,500	288,320
†Abercrombie & Fitch Co. Class A	41,300	3,643,486
Academy Sports & Outdoors, Inc.	61,400	4,052,400
American Eagle Outfitters, Inc.	154,518	3,269,601
†America's Car-Mart, Inc.	5,085	385,290
Arko Corp.	68,800	567,600
†Asbury Automotive Group, Inc.	17,544	3,946,874
†BARK, Inc.	109,300	88,041
†Beyond, Inc.	38,997	1,079,827
Big 5 Sporting Goods Corp.	17,600	111,584
†Boot Barn Holdings, Inc.	25,418	1,951,086
Buckle, Inc.	25,808	1,226,396
Build-A-Bear Workshop, Inc.	11,000	252,890
Caleres, Inc.	29,351	901,956
Camping World Holdings, Inc. Class A	36,100	947,986
†CarParts.com, Inc.	46,700	147,572
†Carvana Co.	81,200	4,298,728
Cato Corp. Class A	14,415	102,923
†Chico's FAS, Inc.	101,400	768,612
†Children's Place, Inc.	10,201	236,867
Designer Brands, Inc. Class A	36,500	323,025
†Destination XL Group, Inc.	49,300	216,920
†Duluth Holdings, Inc. Class B	12,800	68,864
†Envela Corp.	6,200	30,132
†EVgo, Inc.	86,400	309,312
Foot Locker, Inc.	70,300	2,189,845
†Genesco, Inc.	10,032	353,227
Group 1 Automotive, Inc.	11,635	3,545,650
LVIP SSGA Small-Cap Index Fund-25

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†GrowGeneration Corp.	46,500	$116,715
Guess?, Inc.	24,421	563,148
Haverty Furniture Cos., Inc.	12,114	430,047
Hibbett, Inc.	10,682	769,318
†J Jill, Inc.	4,500	116,010
†Lands' End, Inc.	12,200	116,632
†Lazydays Holdings, Inc.	6,409	45,183
†Leslie's, Inc.	150,400	1,039,264
†MarineMax, Inc.	18,140	705,646
Monro, Inc.	26,149	767,212
†National Vision Holdings, Inc.	65,700	1,375,101
†ODP Corp.	27,810	1,565,703
†OneWater Marine, Inc. Class A	9,700	327,763
PetMed Express, Inc.	16,209	122,540
†Rent the Runway, Inc. Class A	37,600	19,834
†Revolve Group, Inc.	34,700	575,326
†Sally Beauty Holdings, Inc.	90,700	1,204,496
Shoe Carnival, Inc.	15,642	472,545
Signet Jewelers Ltd.	37,776	4,051,854
†Sleep Number Corp.	17,546	260,207
Sonic Automotive, Inc. Class A	12,431	698,746
†Sportsman's Warehouse Holdings, Inc.	30,700	130,782
†Stitch Fix, Inc. Class A	71,900	256,683
†ThredUp, Inc. Class A	58,500	131,625
†Tile Shop Holdings, Inc.	24,700	181,792
†Tilly's, Inc. Class A	19,863	149,767
†Torrid Holdings, Inc.	10,100	58,277
Upbound Group, Inc.	46,610	1,583,342
†Urban Outfitters, Inc.	54,600	1,948,674
†Warby Parker, Inc. Class A	71,700	1,010,970
Winmark Corp.	2,387	996,692
†Zumiez, Inc.	13,523	275,058
		57,615,206
Technology Hardware, Storage & Peripherals–0.74%
†CompoSecure, Inc.	13,500	72,900
†Corsair Gaming, Inc.	31,200	439,920
†CPI Card Group, Inc.	3,200	61,408
†Eastman Kodak Co.	49,000	191,100
Immersion Corp.	28,300	199,798
†Intevac, Inc.	21,900	94,608
†IonQ, Inc.	136,100	1,686,279
†Super Micro Computer, Inc.	39,300	11,171,418
†Turtle Beach Corp.	12,600	137,970
Xerox Holdings Corp.	97,000	1,778,010
		15,833,411
Textiles, Apparel & Luxury Goods–0.54%
†Allbirds, Inc. Class A	78,600	96,285
†Figs, Inc. Class A	108,200	751,990
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Fossil Group, Inc.	37,000	$54,020
†G-III Apparel Group Ltd.	34,896	1,185,766
†Hanesbrands, Inc.	297,900	1,328,634
Kontoor Brands, Inc.	47,500	2,964,950
Movado Group, Inc.	12,680	382,302
Oxford Industries, Inc.	12,666	1,266,600
Rocky Brands, Inc.	5,700	172,026
Steven Madden Ltd.	63,601	2,671,242
†Vera Bradley, Inc.	21,500	165,550
Wolverine World Wide, Inc.	65,371	581,148
		11,620,513
Tobacco–0.15%
†Ispire Technology, Inc.	2,000	24,260
Turning Point Brands, Inc.	15,025	395,458
Universal Corp.	20,342	1,369,424
Vector Group Ltd.	124,786	1,407,586
		3,196,728
Trading Companies & Distributors–2.05%
Alta Equipment Group, Inc.	19,590	242,328
Applied Industrial Technologies, Inc.	32,730	5,652,144
†Beacon Roofing Supply, Inc.	49,190	4,280,514
†BlueLinx Holdings, Inc.	7,400	838,494
Boise Cascade Co.	33,646	4,352,446
†Custom Truck One Source, Inc.	50,300	310,854
†Distribution Solutions Group, Inc.	7,496	236,574
†DXP Enterprises, Inc.	11,943	402,479
EVI Industries, Inc.	4,300	102,039
FTAI Aviation Ltd.	84,200	3,906,880
GATX Corp.	30,000	3,606,600
Global Industrial Co.	11,158	433,377
†GMS, Inc.	34,700	2,860,321
H&E Equipment Services, Inc.	27,281	1,427,342
Herc Holdings, Inc.	24,000	3,573,360
†Hudson Technologies, Inc.	37,100	500,479
Karat Packaging, Inc.	4,700	116,795
McGrath RentCorp	20,840	2,492,881
†MRC Global, Inc.	70,900	780,609
†NOW, Inc.	90,256	1,021,698
Rush Enterprises, Inc. Class A	60,382	3,059,163
Textainer Group Holdings Ltd.	34,320	1,688,544
†Titan Machinery, Inc.	17,470	504,534
†Transcat, Inc.	6,200	677,846
†Willis Lease Finance Corp.	3,000	146,640
†Xometry, Inc. Class A	28,800	1,034,208
		44,249,149
LVIP SSGA Small-Cap Index Fund-26

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Water Utilities–0.44%
American States Water Co.	31,679	$2,547,625
Artesian Resources Corp. Class A	7,763	321,776
†Cadiz, Inc.	35,200	98,560
California Water Service Group	49,442	2,564,557
Consolidated Water Co. Ltd.	13,000	462,800
Global Water Resources, Inc.	11,783	154,122
Middlesex Water Co.	14,831	973,210
†Pure Cycle Corp.	18,000	188,460
SJW Group	27,015	1,765,430
York Water Co.	11,837	457,145
		9,533,685
Wireless Telecommunication Services–0.11%
†Gogo, Inc.	56,100	568,293
Spok Holdings, Inc.	15,300	236,844
Telephone & Data Systems, Inc.	83,800	1,537,730
=†Tingo Group, Inc.	99,600	68,724
		2,411,591
Total Common Stock (Cost $1,512,187,724)		2,140,368,077
RIGHTS–0.01%
=†Aduro Biotech, Inc.	15,060	29,668
=†Cartesian Therapeutics, Inc.	99,800	17,964
=†Chinook Therapeutics, Inc.	47,760	18,626
=†Gtx, Inc.	828	1,565
	Number of Shares	Value (U.S. $)
RIGHTS (continued)
=†Tobira Therapeutics, Inc.	7,700	$34,881
Total Rights (Cost $36,042)		102,704
WARRANTS–0.01%
=†Cassava Sciences, Inc. exp 11/15/24 exercise price USD 33.00	13,440	0
†Chord Energy Corp. exp 9/01/24 exercise price USD 116.37	5,399	162,078
†Chord Energy Corp. exp 9/01/25 exercise price USD 133.70	2,699	56,004
†Nabors Industries Ltd. exp 6/11/26 exercise price USD 166.67	2,445	25,673
Total Warrants (Cost $737,635)		243,755

MONEY MARKET FUND–0.51%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	11,073,104	11,073,104
Total Money Market Fund (Cost $11,073,104)		11,073,104

TOTAL INVESTMENTS–99.93% (Cost $1,524,034,505)	2,151,787,640
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	1,403,686
NET ASSETS APPLICABLE TO 69,251,686 SHARES OUTSTANDING–100.00%	$2,153,191,326
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND STANDARD CLASS ($1,664,374,820 / 53,506,979 Shares)	$31.106
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND SERVICE CLASS ($488,816,506 / 15,744,707 Shares)	$31.046
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,499,582,870
Distributable earnings/(accumulated loss)	653,608,456
TOTAL NET ASSETS	$2,153,191,326

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".

★Includes $890,500 cash collateral held at broker for futures contracts, $2,308,111 payable for fund shares redeemed, $71,417 other accrued expenses payable, $700,457 due to manager and affiliates, $216,509 variation margin due to broker on futures contracts, $25,560 payable for audit fee and $58,081 payable for fund accounting fee as of December 31, 2023.

LVIP SSGA Small-Cap Index Fund-27

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
137	E-mini Russell 2000 Index	$14,026,745	$13,036,002	3/15/24	$990,743	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
LNG–Liquefied Natural Gas
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund-28

LVIP SSGA Small-Cap Index Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$30,204,475
Foreign taxes withheld	(42,350)
30,162,125
EXPENSES:
Management fees	6,248,226
Distribution fees-Service Class	1,096,151
Shareholder servicing fees	566,246
Accounting and administration expenses	355,285
Index fees	208,678
Professional fees	85,273
Trustees’ fees and expenses	71,256
Reports and statements to shareholders	45,116
Pricing fees	27,458
Custodian fees	12,829
Consulting fees	3,603
Other	66,652
8,786,773
Less:
Management fees waived	(192,886)
Total operating expenses	8,593,887
NET INVESTMENT INCOME	21,568,238
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	58,200,996
Futures contracts	506,265
Net realized gain	58,707,261
Net change in unrealized appreciation (depreciation) of:
Investments	229,109,755
Foreign currencies	436
Futures contracts	2,074,090
Net change in unrealized appreciation (depreciation)	231,184,281
NET REALIZED AND UNREALIZED GAIN	289,891,542
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$311,459,780
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$21,568,238	$18,528,474
Net realized gain	58,707,261	26,788,682
Net change in unrealized appreciation (depreciation)	231,184,281	(570,938,508)
Net increase (decrease) in net assets resulting from operations	311,459,780	(525,621,352)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(36,093,106)	(186,956,905)
Service Class	(9,498,016)	(54,351,386)
	(45,591,122)	(241,308,291)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	223,823,465	207,396,799
Service Class	60,274,981	59,650,878
Reinvestment of dividends and distributions:
Standard Class	36,093,106	186,956,905
Service Class	9,498,016	54,351,386
	329,689,568	508,355,968
Cost of shares redeemed:
Standard Class	(250,753,446)	(342,366,776)
Service Class	(58,096,583)	(78,220,149)
	(308,850,029)	(420,586,925)
Increase in net assets derived from capital share transactions	20,839,539	87,769,043
NET INCREASE (DECREASE) IN NET ASSETS	286,708,197	(679,160,600)
NET ASSETS:
Beginning of year	1,866,483,129	2,545,643,729
End of year	$2,153,191,326	$1,866,483,129
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund-29

LVIP SSGA Small-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$27.338	$39.636	$35.910	$31.692	$26.880
Income (loss) from investment operations:
Net investment income[1]	0.332	0.303	0.252	0.218	0.270
Net realized and unrealized gain (loss)	4.124	(8.624)	4.931	5.573	6.358
Total from investment operations	4.456	(8.321)	5.183	5.791	6.628
Less dividends and distributions from:
Net investment income	(0.371)	(0.358)	(0.343)	(0.316)	(0.293)
Net realized gain	(0.317)	(3.619)	(1.114)	(1.257)	(1.523)
Total dividends and distributions	(0.688)	(3.977)	(1.457)	(1.573)	(1.816)
Net asset value, end of period	$31.106	$27.338	$39.636	$35.910	$31.692
Total return[2]	16.50%	(20.78% )	14.56%	19.20%	25.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,664,375	$1,449,348	$1,994,358	$1,829,548	$1,839,740
Ratio of expenses to average net assets	0.38%	0.38%	0.38%	0.39%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.39%	0.39%	0.39%	0.40%
Ratio of net investment income to average net assets	1.16%	0.94%	0.62%	0.77%	0.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.15%	0.93%	0.61%	0.77%	0.88%
Portfolio turnover	15%	16%	25%	23%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund-30

LVIP SSGA Small-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$27.292	$39.580	$35.858	$31.665	$26.866
Income (loss) from investment operations:
Net investment income[1]	0.260	0.221	0.150	0.147	0.193
Net realized and unrealized gain (loss)	4.112	(8.609)	4.927	5.547	6.350
Total from investment operations	4.372	(8.388)	5.077	5.694	6.543
Less dividends and distributions from:
Net investment income	(0.301)	(0.281)	(0.241)	(0.244)	(0.221)
Net realized gain	(0.317)	(3.619)	(1.114)	(1.257)	(1.523)
Total dividends and distributions	(0.618)	(3.900)	(1.355)	(1.501)	(1.744)
Net asset value, end of period	$31.046	$27.292	$39.580	$35.858	$31.665
Total return[2]	16.21%	(20.98% )	14.27%	18.90%	24.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$488,817	$417,135	$551,286	$507,602	$440,102
Ratio of expenses to average net assets	0.63%	0.63%	0.63%	0.64%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.64%	0.64%	0.64%	0.65%
Ratio of net investment income to average net assets	0.91%	0.69%	0.37%	0.52%	0.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.90%	0.68%	0.36%	0.52%	0.63%
Portfolio turnover	15%	16%	25%	23%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund-31

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Small-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP SSGA Small-Cap Index Fund-32

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.32% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.005% of the first $500 million of the Fund’s average daily net assets; 0.010% of the next $1 billion; and 0.015% of the Fund’s average daily net assets in excess of $1.5 billion.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$156,924
Legal	25,678
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
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LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $25,291 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$548,835
Distribution fees payable to LFD	100,245
Shareholder servicing fees payable to Lincoln Life	51,377
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$329,871,018
Sales	285,167,418
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,558,417,329
Aggregate unrealized appreciation of investments and derivatives	$883,961,004
Aggregate unrealized depreciation of investments and derivatives	(290,590,693)
Net unrealized appreciation of investments and derivatives	$593,370,311
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP SSGA Small-Cap Index Fund-34

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$18,556,168	$—	$—	$18,556,168
Air Freight & Logistics	4,881,904	—	—	4,881,904
Airlines	8,995,403	—	—	8,995,403
Auto Components	28,530,444	—	—	28,530,444
Automobiles	2,259,156	—	—	2,259,156
Banks	204,728,020	—	—	204,728,020
Beverages	9,070,322	—	—	9,070,322
Biotechnology	159,356,194	—	—	159,356,194
Building Products	43,253,595	—	—	43,253,595
Capital Markets	30,209,650	—	—	30,209,650
Chemicals	40,811,909	—	—	40,811,909
Commercial Services & Supplies	33,460,145	—	—	33,460,145
Communications Equipment	12,588,771	—	—	12,588,771
Construction & Engineering	36,216,674	—	—	36,216,674
Construction Materials	7,460,499	—	—	7,460,499
Consumer Finance	16,842,146	—	—	16,842,146
Containers & Packaging	6,026,589	—	—	6,026,589
Distributors	156,800	—	—	156,800
Diversified Consumer Services	26,620,723	—	—	26,620,723
Diversified Financial Services	51,708,607	—	—	51,708,607
Diversified Telecommunication Services	10,369,673	—	—	10,369,673
Electric Utilities	15,291,744	—	—	15,291,744
Electrical Equipment	29,259,638	—	—	29,259,638
Electronic Equipment, Instruments & Components	58,353,559	—	—	58,353,559
Energy Equipment & Services	51,888,364	—	—	51,888,364
Entertainment	7,997,476	—	—	7,997,476
Equity Real Estate Investment Trusts	13,128,713	—	—	13,128,713
Food & Staples Retailing	12,119,527	—	—	12,119,527
Food Products	20,612,861	—	—	20,612,861
Gas Utilities	19,524,148	—	—	19,524,148
Health Care Equipment & Supplies	59,818,082	—	— *	59,818,082
Health Care Providers & Services	53,466,576	—	—	53,466,576
Health Care REITs	12,881,735	—	—	12,881,735
Health Care Technology	10,067,733	—	—	10,067,733
Hotel & Resort REITs	18,794,293	—	—	18,794,293
Hotels, Restaurants & Leisure	47,054,289	—	—	47,054,289
Household Durables	51,332,052	—	—	51,332,052
Household Products	6,851,435	—	—	6,851,435
Independent Power and Renewable Electricity Producers	5,608,375	—	—	5,608,375
Industrial Conglomerates	514,488	—	—	514,488
Industrial REITs	10,093,887	—	—	10,093,887
Insurance	37,865,266	—	—	37,865,266
Interactive Media & Services	15,379,584	—	—	15,379,584
IT Services	11,011,350	—	—	11,011,350
Leisure Products	8,784,752	—	—	8,784,752
Life Sciences Tools & Services	7,836,061	—	—	7,836,061
Machinery	75,256,477	—	—	75,256,477
Marine	6,213,175	—	—	6,213,175
Media	13,421,362	—	—	13,421,362
Metals & Mining	39,322,176	—	—	39,322,176
Mortgage Real Estate Investment Trusts (REITs)	25,278,415	—	—	25,278,415
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LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Multiline Retail	$1,905,986	$—	$—	$1,905,986
Multi-Utilities	8,697,240	—	—	8,697,240
Office REITs	16,188,878	—	—	16,188,878
Oil, Gas & Consumable Fuels	95,242,987	—	— *	95,242,987
Paper & Forest Products	2,075,283	—	—	2,075,283
Personal Products	20,595,907	—	—	20,595,907
Pharmaceuticals	37,178,501	—	— *	37,178,501
Professional Services	53,752,955	—	—	53,752,955
Real Estate Management & Development	17,172,197	—	—	17,172,197
Residential REITs	8,441,518	—	—	8,441,518
Retail REITs	25,386,213	—	—	25,386,213
Road & Rail	9,937,396	—	—	9,937,396
Semiconductors & Semiconductor Equipment	66,517,447	—	—	66,517,447
Software	125,861,653	—	—	125,861,653
Specialized REITs	9,822,648	—	—	9,822,648
Specialty Retail	57,615,206	—	—	57,615,206
Technology Hardware, Storage & Peripherals	15,833,411	—	—	15,833,411
Textiles, Apparel & Luxury Goods	11,620,513	—	—	11,620,513
Tobacco	3,196,728	—	—	3,196,728
Trading Companies & Distributors	44,249,149	—	—	44,249,149
Water Utilities	9,533,685	—	—	9,533,685
Wireless Telecommunication Services	2,342,867	—	68,724	2,411,591
Rights	—	—	102,704	102,704
Warrants	243,755	—	— *	243,755
Money Market Fund	11,073,104	—	—	11,073,104
Total Investments	$2,151,616,212	$—	$171,428	$2,151,787,640
Derivatives:

Assets:
Futures Contract	$990,743	$—	$—	$990,743

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$24,435,539	$18,695,507
Long-term capital gains	21,155,583	222,612,784
Total	$45,591,122	$241,308,291
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$2,575,288
Undistributed long-term capital gains	57,662,857
Net unrealized appreciation	593,370,311
Distributable earnings/(accumulated loss)	$653,608,456
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LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(5)	$5
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	7,967,055	6,280,253
Service Class	2,133,926	1,815,234
Shares reinvested:
Standard Class	1,244,829	6,897,955
Service Class	329,545	2,014,389
	11,675,355	17,007,831
Shares redeemed:
Standard Class	(8,721,709)	(10,478,631)
Service Class	(2,002,817)	(2,473,928)
	(10,724,526)	(12,952,559)
Net increase	950,829	4,055,272
7. Line of Credit
During the year ended December 31, 2023, the Fund, along with other funds in the Trust (“Participants”), was a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, was subject to an up-front fee of 0.10% of the sum of commitments. The Participants were permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that was a fund of funds) under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under this agreement expired on  February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $75,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded.
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LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$990,743	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$506,265	$2,074,090
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$34,033,082	$—
9. Risk Factors
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable
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LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Small-Cap Index Fund-39

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Small-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Small-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA Small-Cap Index Fund–40

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024.  The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP SSGA Small-Cap Index Fund-41

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement.  The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance.  The Board reviewed the LVIP SSGA Small-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2000® Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods.  The Board noted LFI’s comments that the Fund has met its objective of closely tracking its benchmark index on a gross of fees basis and that LFI believes that the Fund has the ability to meet its objective going forward.  The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund.  The Board considered that LFI compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and SSGA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Small-Cap Index Fund-42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA Small-Cap Index Fund-43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA Small-Cap Index Fund-44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA Small-Cap Index Fund-45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Small-Cap Index Fund-46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Small-Cap Index Fund-47

LVIP SSGA SMID Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA SMID Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Schroder Investment Management
North America Inc
The Fund returned 13.69% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 2000® Index1, returned 16.93%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index5 returned 26.3% during 2023, while the Nasdaq® Composite Index6 returned 44.6% over that same period. As measured by the CBOE Volatility Index7 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index8, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
This Fund consists of allocations to small cap and mid cap index funds (roughly 80% and 20%, respectively). Due to the approximately 20% mid cap allocation, the Fund will have a larger size bias relative to the benchmark, which is a pure small cap index. During calendar year 2023, the Fund’s exposure to mid-cap securities did not have a material impact on benchmark relative returns as dispersion with small-cap securities remained low.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. Amid elevated volatility during the market downturns, the risk management overlay put on hedge positions and reduced volatility of the Fund. Due to the subsequent market recovery, it had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP SSGA SMID Cap Managed Volatility Fund-1

LVIP SSGA SMID Cap Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
LVIP SSGA SMID Cap Managed Volatility Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
Russell 2000® Index
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
12/31/13
12/31/23
$19,958
$15,102
$14,732

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA SMID Cap Managed Volatility Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,102 for the Standard Class shares and to $14,732 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $19,958. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.69%
Five Years	+ 6.98%
Ten Years	+ 4.21%
Service Class Shares
One Year	+ 13.41%
Five Years	+ 6.71%
Ten Years	+ 3.95%
1. The Russell 2000®Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000®Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The U.S. Treasury Index is a component of the U.S. Aggregate, U.S. Universal, Global Aggregate and Global Treasury Indices. The U.S. Treasury Index has history back to January 1, 1973.
4. The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
8. The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP SSGA SMID Cap Managed Volatility Fund-2

LVIP SSGA SMID Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,063.60	0.25%	$1.30
Service Class Shares	1,000.00	1,062.20	0.50%	2.60
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.60	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP SSGA SMID Cap Managed Volatility Fund-3

LVIP SSGA SMID Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	96.64%
Investment Companies	96.64%
Equity Funds	96.64%
Unaffiliated Investment	3.21%
Investment Company	3.21%
Money Market Fund	3.21%
Total Investments	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%
LVIP SSGA SMID Cap Managed Volatility Fund-4

LVIP SSGA SMID Cap Managed Volatility Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–96.64%
INVESTMENT COMPANIES–96.64%
Equity Funds–96.64%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	10,060,693	$123,565,429
LVIP SSGA Small-Cap Index Fund	16,289,978	506,716,063
Total Affiliated Investments (Cost $519,759,724)		630,281,492

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–3.21%
INVESTMENT COMPANY–3.21%
Money Market Fund–3.21%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	20,942,671	$20,942,671
Total Unaffiliated Investment (Cost $20,942,671)		20,942,671

TOTAL INVESTMENTS–99.85% (Cost $540,702,395)	651,224,163
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	977,974
NET ASSETS APPLICABLE TO 53,389,403 SHARES OUTSTANDING–100.00%	$652,202,137

✧✧Standard Class shares.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
179	E-mini Russell 2000 Index	$18,326,915	$18,299,373	3/15/24	$27,542	$—
16	E-mini S&P MidCap 400 Index	4,495,200	4,503,402	3/15/24	—	(8,202)
Total Futures Contracts					$27,542	$(8,202)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund-5

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Affiliated investments, at value	$630,281,492
Unaffiliated investments, at value	20,942,671
Cash collateral held at broker for futures contracts	1,545,610
Receivable for securities sold	962,366
Dividends and interest receivable	95,880
Receivable for fund shares sold	91,629
Expense reimbursement receivable from Lincoln Financial Investments Corporation	28,487
Prepaid expenses	2,712
TOTAL ASSETS	653,950,847
LIABILITIES:
Payable for fund shares redeemed	1,104,647
Variation margin due to broker on futures contracts	324,777
Due to manager and affiliates	272,808
Payable for audit fee	22,140
Payable for fund accounting fee	16,374
Other accrued expenses payable	7,964
TOTAL LIABILITIES	1,748,710
TOTAL NET ASSETS	$652,202,137
Affiliated investments, at cost	$519,759,724
Unaffiliated investments, at cost	20,942,671
Standard Class:
Net Assets	$75,826
Shares Outstanding	6,196
Net Asset Value Per Share	$12.238
Service Class:
Net Assets	$652,126,311
Shares Outstanding	53,383,207
Net Asset Value Per Share	$12.216
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$621,867,513
Distributable earnings/(accumulated loss)	30,334,624
TOTAL NET ASSETS	$652,202,137
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund-6

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from affiliated investments	$7,653,576
Dividends from unaffiliated investments	1,283,274
8,936,850
EXPENSES:
Distribution fees-Service Class	1,514,421
Management fees	1,393,420
Shareholder servicing fees	175,692
Accounting and administration expenses	106,613
Professional fees	47,753
Reports and statements to shareholders	25,671
Trustees’ fees and expenses	22,112
Custodian fees	6,160
Consulting fees	5,465
Pricing fees	146
Other	16,261
3,313,714
Less:
Management fees waived	(30,292)
Expenses reimbursed	(284,705)
Total operating expenses	2,998,717
NET INVESTMENT INCOME	5,938,133
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(2,971,256)
Sale of unaffiliated investments	198,178
Distributions from affiliated investment companies	11,728,775
Futures contracts	(9,943,994)
Net realized loss	(988,297)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	75,716,697
Futures contracts	(45,493)
Net change in unrealized appreciation (depreciation)	75,671,204
NET REALIZED AND UNREALIZED GAIN	74,682,907
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,621,040
See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,938,133	$3,457,928
Net realized gain (loss)	(988,297)	56,579,536
Net change in unrealized appreciation (depreciation)	75,671,204	(195,847,262)
Net increase (decrease) in net assets resulting from operations	80,621,040	(135,809,798)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(847)	(3,530)
Service Class	(5,826,715)	(31,212,852)
Return of capital:
Standard Class	—	(143)
Service Class	—	(1,405,341)
	(5,827,562)	(32,621,866)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,898	17,442
Service Class	52,586,060	50,560,624
Reinvestment of dividends and distributions:
Standard Class	847	3,673
Service Class	5,826,715	32,618,193
	58,426,520	83,199,932
Cost of shares redeemed:
Standard Class	(5,152)	(23,660)
Service Class	(63,971,804)	(56,921,828)
	(63,976,956)	(56,945,488)
Increase (decrease) in net assets derived from capital share transactions	(5,550,436)	26,254,444
NET INCREASE (DECREASE) IN NET ASSETS	69,243,042	(142,177,220)
NET ASSETS:
Beginning of year	582,959,095	725,136,315
End of year	$652,202,137	$582,959,095
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund-7

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$10.884	$14.150	$14.479	$13.009	$11.865
Income (loss) from investment operations:
Net investment income[2]	0.140	0.097	0.098	0.105	0.111
Net realized and unrealized gain (loss)	1.352	(2.703)	2.216	1.631	1.588
Total from investment operations	1.492	(2.606)	2.314	1.736	1.699
Less dividends and distributions from:
Net investment income	(0.138)	(0.094)	(0.379)	(0.266)	(0.103)
Net realized gain	—	(0.539)	(2.264)	—	(0.452)
Return of capital	—	(0.027)	—	—	—
Total dividends and distributions	(0.138)	(0.660)	(2.643)	(0.266)	(0.555)
Net asset value, end of period	$12.238	$10.884	$14.150	$14.479	$13.009
Total return[3]	13.69%	(18.36% )	16.24%	13.37%	14.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$76	$59	$79	$123	$110
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.30%	0.30%	0.30%	0.51%
Ratio of net investment income to average net assets	1.23%	0.79%	0.61%	0.88%	0.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	0.74%	0.56%	0.82%	0.62%
Portfolio turnover	9%	11%	13%	22%	9%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund-8

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$10.867	$14.127	$14.463	$13.000	$11.860
Income (loss) from investment operations:
Net investment income[2]	0.111	0.066	0.058	0.075	0.079
Net realized and unrealized gain (loss)	1.348	(2.696)	2.213	1.622	1.587
Total from investment operations	1.459	(2.630)	2.271	1.697	1.666
Less dividends and distributions from:
Net investment income	(0.110)	(0.064)	(0.343)	(0.234)	(0.074)
Net realized gain	—	(0.539)	(2.264)	—	(0.452)
Return of capital	—	(0.027)	—	—	—
Total dividends and distributions	(0.110)	(0.630)	(2.607)	(0.234)	(0.526)
Net asset value, end of period	$12.216	$10.867	$14.127	$14.463	$13.000
Total return[3]	13.41%	(18.57% )	15.95%	13.08%	14.28%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$652,126	$582,900	$725,057	$676,118	$604,909
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.55%	0.55%	0.55%	0.76%
Ratio of net investment income to average net assets	0.98%	0.54%	0.36%	0.63%	0.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.49%	0.31%	0.57%	0.37%
Portfolio turnover	9%	11%	13%	22%	9%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund-9

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)). The LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund, which are sub-advised by an unaffiliated adviser, invest primarily in stocks that make up the SSGA Small-Cap Index and SSGA Mid-Cap Index, respectively, and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial Statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP SSGA SMID Cap Managed Volatility Fund-10

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$283,234	$287,011	$284,705	$854,950
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$48,761
Legal	7,979
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,859 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP SSGA SMID Cap Managed Volatility Fund-11

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$28,487
Management fees payable to LFI	121,796
Distribution fees payable to LFD	135,314
Shareholder servicing fees payable to Lincoln Life	15,698
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-96.64%@
Equity Funds-96.64%@
✧✧LVIP SSGA Mid-Cap Index Fund	$111,095,841	$16,567,332	$13,658,438	$528,479	$9,032,215	$123,565,429	10,060,693	$1,631,524	$6,729,984
✧✧LVIP SSGA Small-Cap Index Fund	433,954,080	48,391,428	38,814,192	(3,499,735)	66,684,482	506,716,063	16,289,978	6,022,052	4,998,791
Total	$545,049,921	$64,958,760	$52,472,630	$(2,971,256)	$75,716,697	$630,281,492		$7,653,576	$11,728,775

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$64,958,760
Sales	52,472,630
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$573,440,663
Aggregate unrealized appreciation of investments and derivatives	$77,843,546
Aggregate unrealized depreciation of investments and derivatives	(60,048)
Net unrealized appreciation of investments and derivatives	$77,783,498
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP SSGA SMID Cap Managed Volatility Fund-12

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$630,281,492	$—	$—	$630,281,492
Unaffiliated Investment Company	20,942,671	—	—	20,942,671
Total Investments	$651,224,163	$—	$—	$651,224,163
Derivatives:
Assets:
Futures Contract	$27,542	$—	$—	$27,542
Liabilities:
Futures Contract	$(8,202)	$—	$—	$(8,202)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$5,827,562	$21,486,012
Long-term capital gains	—	9,730,370
Return of capital	—	1,405,484
Total	$5,827,562	$32,621,866
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$308,749
Undistributed long-term capital gains	7,030,151
Other temporary differences	(54,787,774)
Net unrealized appreciation	77,783,498
Distributable earnings/(accumulated loss)	$30,334,624
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications due to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$198,178	$(198,178)
In 2023, the Fund utilized $2,969,752 of capital loss carryforwards.
LVIP SSGA SMID Cap Managed Volatility Fund-13

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	1,185	1,534
Service Class	4,770,515	4,102,945
Shares reinvested:
Standard Class	68	338
Service Class	468,989	3,012,626
	5,240,757	7,117,443
Shares redeemed:
Standard Class	(442)	(2,105)
Service Class	(5,496,073)	(4,800,046)
	(5,496,515)	(4,802,151)
Net increase (decrease)	(255,758)	2,315,292
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$27,542	Variation margin due to broker on futures contracts	$(8,202)

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

LVIP SSGA SMID Cap Managed Volatility Fund-14

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(9,943,994)	$(45,493)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$19,521,726	$11,951,142
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund-15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA SMID Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP SSGA SMID Cap Managed Volatility Fund–16

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii)  the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and SIMNA provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”).  The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility.  The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.  The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
LVIP SSGA SMID Cap Managed Volatility Fund-17

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed performance of the LVIP SSGA SMID Cap Managed Volatility Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Small Blend funds category and the Russell 2000 Total Return USD Index.  The Board also referred to the information provided by LFI comparing the total return, standard deviation and Sharpe ratio of the Fund to a Small Blend funds category and the benchmark index.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement.  The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA.  The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund.  The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy.  The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.  The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for SIMNA.  The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA SMID Cap Managed Volatility Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP SSGA SMID Cap Managed Volatility Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP SSGA SMID Cap Managed Volatility Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP SSGA SMID Cap Managed Volatility Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA SMID Cap Managed Volatility Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA SMID Cap Managed Volatility Fund-23

LVIP T. Rowe Price Target Date Funds
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price 2060 Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP T. Rowe Price Target Date Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Target Date Funds
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: T. Rowe Price Associates, Inc.
The LVIP T. Rowe Price 2020 Fund returned 13.54% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the S&P Target Date 2020 Index1, returned 12.32%.
The LVIP T. Rowe Price 2030 Fund returned 16.14% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the S&P Target Date 2030 Index2, returned 14.80%.
The LVIP T. Rowe Price 2040 Fund returned 19.19% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the S&P Target Date 2040 Index3, returned 18.16%.
The LVIP T. Rowe Price 2050 Fund returned 20.30% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the S&P Target Date 2050 Index4, returned 19.58%.
The LVIP T. Rowe Price 2060 Fund returned 20.31% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the S&P Target Date 2060 Index5, returned 19.74%.
Major U.S. stock indexes produced strong gains in 2023. Equity markets rebounded from poor performance in 2022 thanks in part to generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market generated positive returns, despite regional banking turmoil in March following the failures of Silicon Valley Bank and Signature Bank, and an increase in volatility coinciding with Israel’s response to deadly Hamas attacks in early October. Arguably the most significant factor affecting the U.S. economy and the financial markets throughout the year was rising interest rates in response to elevated inflation. In the fourth quarter of the year, however, equities rallied, lifting several indexes to their highest levels in about two years. European stock markets advanced broadly in dollar terms, with shares in Italy, Spain, and Denmark leading the surge. Australian shares saw solid growth for the period, while developed Asian markets also advanced, although they generally trailed European markets. Japan’s highly stimulative monetary policy helped it to lead the region in gains. Hong Kong, on the other hand, had a double-digit decline, hindered in part by the decline in Chinese shares. China’s sluggish economic movement was hindered in part by ongoing distress in its real estate sector.
Within fixed income, most global markets produced gains. The U.S. Federal Reserve (Fed) raised short-term interest rates four times through the end of July, lifting the fed funds target rate to the 5.25% to 5.50% range, the highest level in 22 years. However, interest rates seem to have peaked, and inflation saw decreases in major markets towards the end of the year as Fed officials projected at their mid-December policy meeting that there would be three quarter-point interest rate cuts in 2024. U.S. fixed income securities saw gains at the close of the year. High yield bonds, which are less sensitive to interest rate movements and more sensitive to credit-related trends, strongly outperformed higher-quality bonds. Bonds in developed markets outside the U.S. also produced strong gains in 2023 in U.S. dollar terms, aided by a weaker dollar versus major European currencies. Emerging markets bonds produced strong returns in dollar terms in 2023 as most emerging markets currencies strengthened versus the greenback.
The Funds outperformed their respective benchmark indices for the one-year period ended December 31, 2023. The glide path’s design, which holds less cash and more equity across most of the series relative to the benchmarks, was a key contributor to relative results, particularly in the shorter-dated portfolios where these allocations are most pronounced. Structural composition also had a positive impact on portfolio performance. A larger exposure to domestic stocks relative to the Funds’ prospectus benchmarks was favorable during the period, as domestic stocks outperformed international equities over the period. A strategic allocation to real assets equities detracted, as real assets stocks lagged against a backdrop of significant strength in broader equity markets, especially for higher beta stocks. Tactical allocation decisions detracted, largely from an underweight allocation to stocks held through most of the year as well as an overweight to cash and U.S. Treasury inflation-protected securities (TIPS) within fixed income. Overall, security selection within the underlying strategies detracted, as some allocations trailed their style-specific benchmarks, including emerging markets stocks and U.S. mid-cap growth equities. Conversely, some allocations outpaced their respective benchmarks, including U.S. large-cap growth and mid-cap value equities.
Portfolio Managers:
T. Rowe Price Associates, Inc.:
 Wyatt A.Lee
Kimberly E. Dedominicis
Andrew Jacobs Van Merlen
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP T. Rowe Price Target Date Funds-1

LVIP T. Rowe Price Target Date Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2020 Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Service Class
S&P Target Date 2020 Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$16,726
$16,128
$15,732

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2020 Fund shares on December 31, 2013. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,128 for the Standard Class shares and to $15,732 for the Service Class shares. For comparison, look at how the S&P Target Date 2020 Index did over the same period. The same $10,000 investment would have increased to $16,726 for S&P Target Date 2020 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.54%
Five Years	+ 7.41%
Ten Years	+ 4.90%
Service Class Shares
One Year	+ 13.27%
Five Years	+ 7.15%
Ten Years	+ 4.64%
LVIP T. Rowe Price 2030 Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP T. Rowe Price 2030 Fund - Service Class
S&P Target Date 2030 Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$18,674
$17,024
$16,605

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2030 Fund shares on December 31, 2013. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,024 for the Standard Class shares and to $16,605 for the Service Class shares. For comparison, look at how the S&P Target Date 2030 Index did over the same period. The same $10,000 investment would have increased to $18,674 for S&P Target Date 2030 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 16.14%
Five Years	+ 9.08%
Ten Years	+ 5.46%
Service Class Shares
One Year	+ 15.84%
Five Years	+ 8.80%
Ten Years	+ 5.20%
LVIP T. Rowe Price Target Date Funds-2

LVIP T. Rowe Price Target Date Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2040 Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP T. Rowe Price 2040 Fund - Service Class
S&P Target Date 2040 Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$20,583
$18,097
$17,649

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2040 Fund shares on December 31, 2013. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,097 for the Standard Class shares and to $17,649 for the Service Class shares. For comparison, look at how the S&P Target Date 2040 Index did over the same period. The same $10,000 investment would have increased to $20,583 for S&P Target Date 2040 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 19.19%
Five Years	+ 10.72%
Ten Years	+ 6.11%
Service Class Shares
One Year	+ 18.89%
Five Years	+ 10.44%
Ten Years	+ 5.85%
LVIP T. Rowe Price 2050 Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP T. Rowe Price 2050 Fund - Standard Class
LVIP T. Rowe Price 2050 Fund - Service Class
S&P Target Date 2050 Index
$40,000
$30,000
$20,000
$10,000
$0
12/31/13
12/31/23
$21,439
$18,898
$18,423

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2050 Fund shares on December 31, 2013. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,898 for the Standard Class shares and to $18,423 for the Service Class shares. For comparison, look at how the S&P Target Date 2050 Index did over the same period. The same $10,000 investment would have increased to $21,439 for S&P Target Date 2050 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 20.30%
Five Years	+ 11.25%
Ten Years	+ 6.57%
Service Class Shares
One Year	+ 19.99%
Five Years	+ 10.96%
Ten Years	+ 6.30%
LVIP T. Rowe Price Target Date Funds-3

LVIP T. Rowe Price Target Date Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2060 Fund
Growth of $10,000 invested 5/1/20 through 12/31/23

LVIP T. Rowe Price 2060 Fund - Standard Class
LVIP T. Rowe Price 2060 Fund - Service Class
S&P Target Date 2060 Index
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
5/1/20
12/31/23
$15,723
$15,579
$15,511

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2060 Fund shares on 5/1/20 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,723 for the Standard Class shares and to $15,579 for the Service Class shares. For comparison, look at how the S&P Target Date 2060 Index did over the same period. The same $10,000 investment would have increased to $15,511. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 20.31%
Inception (5/1/20)	+ 13.12%
Service Class Shares
One Year	+ 20.00%
Inception (5/1/20)	+ 12.83%
1.The S&P Target Date 2020 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2020 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
2.The S&P Target Date 2030 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2030 Index comprises multi-asset class indices, each corresponding to a particular target retirement date.
The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable
3.The S&P Target Date 2040 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2040 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
4.The S&P Target Date 2050 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2050 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
5.The S&P Target Date 2060 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2060 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
LVIP T. Rowe Price Target Date Funds-4

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect expense reimbursements in effect.
LVIP T. Rowe Price 2020 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,053.00	0.24%	$1.24
Service Class Shares	1,000.00	1,051.70	0.49%	2.53
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.70	0.49%	2.50
LVIP T. Rowe Price 2030 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,058.70	0.25%	$1.30
Service Class Shares	1,000.00	1,057.40	0.50%	2.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55
LVIP T. Rowe Price 2040 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,066.00	0.26%	$1.35
Service Class Shares	1,000.00	1,064.60	0.51%	2.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP T. Rowe Price Target Date Funds-5

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP T. Rowe Price 2050 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,068.90	0.27%	$1.41
Service Class Shares	1,000.00	1,067.50	0.52%	2.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65
LVIP T. Rowe Price 2060 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,067.90	0.27%	$1.41
Service Class Shares	1,000.00	1,066.50	0.52%	2.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP T. Rowe Price Target Date Funds-6

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP T. Rowe Price 2020 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	45.98%
Investment Companies	45.98%
Equity Funds	18.89%
Fixed Income Fund	20.26%
International Equity Fund	6.83%
Unaffiliated Investments	55.48%
Investment Companies	55.48%
Equity Funds	22.95%
Fixed Income Funds	19.93%
International Equity Funds	5.24%
International Fixed Income Funds	6.49%
Money Market Fund	0.87%
Total Investments	101.46%
Liabilities Net of Receivables and Other Assets	(1.46%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2030 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	51.13%
Investment Companies	51.13%
Equity Funds	26.40%
Fixed Income Fund	15.11%
International Equity Fund	9.62%
Unaffiliated Investments	49.89%
Investment Companies	49.89%
Equity Funds	26.57%
Fixed Income Funds	10.09%
International Equity Funds	7.37%
International Fixed Income Funds	4.57%
Money Market Fund	1.29%
Total Investments	101.02%
Liabilities Net of Receivables and Other Assets	(1.02%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2040 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	54.09%
Investment Companies	54.09%
Equity Funds	35.96%
Fixed Income Fund	5.04%
International Equity Fund	13.09%
Unaffiliated Investments	47.20%
Investment Companies	47.20%
Equity Funds	32.28%
Fixed Income Funds	2.48%
International Equity Funds	9.69%
International Fixed Income Funds	1.21%
Money Market Fund	1.54%
Total Investments	101.29%
Liabilities Net of Receivables and Other Assets	(1.29%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2050 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	53.26%
Investment Companies	53.26%
Equity Funds	38.72%
Fixed Income Fund	0.71%
International Equity Fund	13.83%
Unaffiliated Investments	47.61%
Investment Companies	47.61%
Equity Funds	34.83%
Fixed Income Fund	0.28%
International Equity Funds	10.65%
International Fixed Income Fund	0.08%
Money Market Fund	1.77%
Total Investments	100.87%
Liabilities Net of Receivables and Other Assets	(0.87%)
Total Net Assets	100.00%
LVIP T. Rowe Price Target Date Funds-7

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited) (continued)
LVIP T. Rowe Price 2060 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	53.46%
Investment Companies	53.46%
Equity Funds	38.87%
Fixed Income Fund	0.56%
International Equity Fund	14.03%
Unaffiliated Investments	46.65%
Investment Companies	46.65%
Equity Funds	34.91%
Fixed Income Fund	0.24%
International Equity Funds	10.67%
International Fixed Income Fund	0.06%
Money Market Fund	0.77%
Total Investments	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%
LVIP T. Rowe Price Target Date Funds-8

LVIP T. Rowe Price 2020 Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–45.98%
INVESTMENT COMPANIES–45.98%
Equity Funds–18.89%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	144,789	$1,778,300
LVIP SSGA S&P 500 Index Fund	567,474	15,010,253
LVIP SSGA Small-Cap Index Fund	56,207	1,748,364
		18,536,917
Fixed Income Fund–20.26%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	1,987,397	19,885,901
		19,885,901
International Equity Fund–6.83%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	640,706	6,703,065
		6,703,065
Total Affiliated Investments (Cost $29,589,788)		45,125,883

UNAFFILIATED INVESTMENTS–55.48%
INVESTMENT COMPANIES–55.48%
Equity Funds–22.95%
**T. Rowe Price Emerging Markets Discovery Stock Fund	111,694	1,467,664
**T. Rowe Price Growth Stock Fund	52,187	4,532,433
**T. Rowe Price Hedged Equity Fund	469,156	5,010,585
**T. Rowe Price Mid-Cap Growth Fund	10,306	1,033,223
**T. Rowe Price Mid-Cap Value Fund	28,538	888,092
**T. Rowe Price New Horizons Fund	11,096	627,391
**T. Rowe Price Real Assets Fund	249,295	3,497,604
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	16,448	$853,156
**T. Rowe Price Value Fund	110,404	4,613,778
		22,523,926
Fixed Income Funds–19.93%
**T. Rowe Price Dynamic Credit Fund	130,072	1,148,538
**T. Rowe Price High Yield Fund	677,446	4,010,481
**T. Rowe Price U.S. Limited Duration TIPS Index Fund	1,209,565	10,970,751
**T. Rowe Price U.S. Treasury Long-Term Fund	434,646	3,429,354
		19,559,124
International Equity Funds–5.24%
**T. Rowe Price Emerging Markets Stock Fund	34,827	1,205,707
**T. Rowe Price International Stock Fund	101,760	1,930,393
**T. Rowe Price International Value Equity Fund	125,394	2,006,307
		5,142,407
International Fixed Income Funds–6.49%
**T. Rowe Price Emerging Markets Bond Fund	345,329	3,145,944
**T. Rowe Price International Bond Fund	381,433	3,230,740
		6,376,684
Money Market Fund–0.87%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	856,526	856,526
		856,526
Total Unaffiliated Investments (Cost $53,248,908)		54,458,667

TOTAL INVESTMENTS–101.46% (Cost $82,838,696)	99,584,550
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.46%)	(1,432,424)
NET ASSETS APPLICABLE TO 10,861,009 SHARES OUTSTANDING–100.00%	$98,152,126

✧✧Standard Class shares.
**Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-9

LVIP T. Rowe Price 2030 Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–51.13%
INVESTMENT COMPANIES–51.13%
Equity Funds–26.40%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	387,756	$4,762,413
LVIP SSGA S&P 500 Index Fund	1,505,742	39,828,391
LVIP SSGA Small-Cap Index Fund	144,381	4,491,129
		49,081,933
Fixed Income Fund–15.11%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	2,808,939	28,106,247
		28,106,247
International Equity Fund–9.62%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,709,516	17,884,954
		17,884,954
Total Affiliated Investments (Cost $57,134,471)		95,073,134

UNAFFILIATED INVESTMENTS–49.89%
INVESTMENT COMPANIES–49.89%
Equity Funds–26.57%
**T. Rowe Price Emerging Markets Discovery Stock Fund	286,735	3,767,694
**T. Rowe Price Growth Stock Fund	136,750	11,876,711
**T. Rowe Price Hedged Equity Fund	415,194	4,434,272
**T. Rowe Price Mid-Cap Growth Fund	25,319	2,538,181
**T. Rowe Price Mid-Cap Value Fund	65,430	2,036,192
**T. Rowe Price New Horizons Fund	30,392	1,718,340
**T. Rowe Price Real Assets Fund	608,446	8,536,501
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	43,253	$2,243,545
**T. Rowe Price Value Fund	293,336	12,258,533
		49,409,969
Fixed Income Funds–10.09%
**T. Rowe Price Dynamic Credit Fund	51,365	453,548
**T. Rowe Price High Yield Fund	910,567	5,390,558
**T. Rowe Price U.S. Limited Duration TIPS Index Fund	650,277	5,898,014
**T. Rowe Price U.S. Treasury Long-Term Fund	889,104	7,015,029
		18,757,149
International Equity Funds–7.37%
**T. Rowe Price Emerging Markets Stock Fund	93,143	3,224,596
**T. Rowe Price International Stock Fund	272,619	5,171,582
**T. Rowe Price International Value Equity Fund	332,122	5,313,961
		13,710,139
International Fixed Income Funds–4.57%
**T. Rowe Price Emerging Markets Bond Fund	453,064	4,127,411
**T. Rowe Price International Bond Fund	515,165	4,363,452
		8,490,863
Money Market Fund–1.29%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	2,406,084	2,406,084
		2,406,084
Total Unaffiliated Investments (Cost $90,619,537)		92,774,204

TOTAL INVESTMENTS–101.02% (Cost $147,754,008)	187,847,338
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.02%)	(1,895,828)
NET ASSETS APPLICABLE TO 17,071,933 SHARES OUTSTANDING–100.00%	$185,951,510

✧✧Standard Class shares.
**Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-10

LVIP T. Rowe Price 2040 Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–54.09%
INVESTMENT COMPANIES–54.09%
Equity Funds–35.96%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	418,883	$5,144,723
LVIP SSGA S&P 500 Index Fund	1,689,812	44,697,205
LVIP SSGA Small-Cap Index Fund	166,045	5,164,997
		55,006,925
Fixed Income Fund–5.04%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	769,920	7,703,816
		7,703,816
International Equity Fund–13.09%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,913,807	20,022,246
		20,022,246
Total Affiliated Investments (Cost $43,230,173)		82,732,987

UNAFFILIATED INVESTMENTS–47.20%
INVESTMENT COMPANIES–47.20%
Equity Funds–32.28%
**T. Rowe Price Emerging Markets Discovery Stock Fund	321,405	4,223,261
**T. Rowe Price Growth Stock Fund	153,184	13,304,028
**T. Rowe Price Mid-Cap Growth Fund	28,492	2,856,318
**T. Rowe Price Mid-Cap Value Fund	78,383	2,439,287
**T. Rowe Price New Horizons Fund	29,766	1,682,993
**T. Rowe Price Real Assets Fund	641,244	8,996,659
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	46,615	$2,417,895
**T. Rowe Price Value Fund	321,843	13,449,816
		49,370,257
Fixed Income Funds–2.48%
**T. Rowe Price High Yield Fund	189,862	1,123,984
**T. Rowe Price U.S. Treasury Long-Term Fund	339,420	2,678,022
		3,802,006
International Equity Funds–9.69%
**T. Rowe Price Emerging Markets Stock Fund	98,802	3,420,519
**T. Rowe Price International Stock Fund	296,871	5,631,640
**T. Rowe Price International Value Equity Fund	360,625	5,770,003
		14,822,162
International Fixed Income Funds–1.21%
**T. Rowe Price Emerging Markets Bond Fund	75,774	690,304
**T. Rowe Price International Bond Fund	137,125	1,161,448
		1,851,752
Money Market Fund–1.54%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	2,350,659	2,350,659
		2,350,659
Total Unaffiliated Investments (Cost $68,086,857)		72,196,836

TOTAL INVESTMENTS–101.29% (Cost $111,317,030)	154,929,823
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.29%)	(1,969,462)
NET ASSETS APPLICABLE TO 13,491,313 SHARES OUTSTANDING–100.00%	$152,960,361

✧✧Standard Class shares.
**Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-11

LVIP T. Rowe Price 2050 Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–53.26%
INVESTMENT COMPANIES–53.26%
Equity Funds–38.72%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	255,512	$3,138,202
LVIP SSGA S&P 500 Index Fund	1,015,477	26,860,388
LVIP SSGA Small-Cap Index Fund	101,950	3,171,240
		33,169,830
Fixed Income Fund–0.71%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	60,646	606,824
		606,824
International Equity Fund–13.83%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,132,069	11,843,710
		11,843,710
Total Affiliated Investments (Cost $29,074,156)		45,620,364

UNAFFILIATED INVESTMENTS–47.61%
INVESTMENT COMPANIES–47.61%
Equity Funds–34.83%
**T. Rowe Price Emerging Markets Discovery Stock Fund	191,852	2,520,935
**T. Rowe Price Growth Stock Fund	92,391	8,024,118
**T. Rowe Price Mid-Cap Growth Fund	16,878	1,691,999
**T. Rowe Price Mid-Cap Value Fund	45,194	1,406,437
**T. Rowe Price New Horizons Fund	19,592	1,107,702
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Real Assets Fund	388,977	$5,457,350
**T. Rowe Price Small-Cap Value Fund	28,438	1,475,101
**T. Rowe Price Value Fund	195,032	8,150,394
		29,834,036
Fixed Income Fund–0.28%
**T. Rowe Price U.S. Treasury Long-Term Fund	30,862	243,497
		243,497
International Equity Funds–10.65%
**T. Rowe Price Emerging Markets Stock Fund	62,662	2,169,371
**T. Rowe Price International Stock Fund	178,889	3,393,528
**T. Rowe Price International Value Equity Fund	222,764	3,564,220
		9,127,119
International Fixed Income Fund–0.08%
**T. Rowe Price International Bond Fund	8,257	69,941
		69,941
Money Market Fund–1.77%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	1,512,444	1,512,444
		1,512,444
Total Unaffiliated Investments (Cost $37,444,483)		40,787,037

TOTAL INVESTMENTS–100.87% (Cost $66,518,639)	86,407,401
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.87%)	(741,889)
NET ASSETS APPLICABLE TO 6,988,654 SHARES OUTSTANDING–100.00%	$85,665,512

✧✧Standard Class shares.
**Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-12

LVIP T. Rowe Price 2060 Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–53.46%
INVESTMENT COMPANIES–53.46%
Equity Funds–38.87%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	61,470	$754,978
LVIP SSGA S&P 500 Index Fund	249,721	6,605,375
LVIP SSGA Small-Cap Index Fund	23,726	738,008
		8,098,361
Fixed Income Fund–0.56%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	11,782	117,892
		117,892
International Equity Fund–14.03%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	279,414	2,923,228
		2,923,228
Total Affiliated Investments (Cost $10,354,887)		11,139,481

UNAFFILIATED INVESTMENTS–46.65%
INVESTMENT COMPANIES–46.65%
Equity Funds–34.91%
**T. Rowe Price Emerging Markets Discovery Stock Fund	45,867	602,689
**T. Rowe Price Growth Stock Fund	22,837	1,983,386
**T. Rowe Price Mid-Cap Growth Fund	4,161	417,104
**T. Rowe Price Mid-Cap Value Fund	11,124	346,194
**T. Rowe Price New Horizons Fund	4,487	253,712
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Real Assets Fund	95,529	$1,340,268
**T. Rowe Price Small-Cap Value Fund	6,727	348,929
**T. Rowe Price Value Fund	47,447	1,982,812
		7,275,094
Fixed Income Fund–0.24%
**T. Rowe Price U.S. Treasury Long-Term Fund	6,255	49,352
		49,352
International Equity Funds–10.67%
**T. Rowe Price Emerging Markets Stock Fund	15,155	524,663
**T. Rowe Price International Stock Fund	42,646	808,988
**T. Rowe Price International Value Equity Fund	55,559	888,952
		2,222,603
International Fixed Income Fund–0.06%
**T. Rowe Price International Bond Fund	1,577	13,355
		13,355
Money Market Fund–0.77%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	160,274	160,274
		160,274
Total Unaffiliated Investments (Cost $9,398,404)		9,720,678

TOTAL INVESTMENTS–100.11% (Cost $19,753,291)	20,860,159
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(23,651)
NET ASSETS APPLICABLE TO 1,534,574 SHARES OUTSTANDING–100.00%	$20,836,508

✧✧Standard Class shares.
**Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-13

LVIP T. Rowe Price Target Date Funds
Statements of Assets and Liabilities
December 31, 2023
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
ASSETS:
Unaffiliated investments, at value	$54,458,667	$92,774,204	$72,196,836	$40,787,037	$9,720,678
Affiliated investments, at value	45,125,883	95,073,134	82,732,987	45,620,364	11,139,481
Receivable for securities sold	375,000	—	—	—	65,000
Dividends and interest receivable	83,892	103,040	30,855	6,552	1,199
Expense reimbursement receivable from Lincoln Financial Investments Corporation	8,316	6,602	6,088	7,035	7,982
Receivable for fund shares sold	4,476	6,267,390	22,257	36,442	3,785
Prepaid expenses	448	824	679	388	81
TOTAL ASSETS	100,056,682	194,225,194	154,989,702	86,457,818	20,938,206
LIABILITIES:
Payable for fund shares redeemed	1,688,487	8,100,478	1,935,434	559,269	61,834
Payable for securities purchased	158,494	95,628	20,960	175,945	190
Payable for audit fee	22,140	22,140	22,140	22,140	22,140
Due to manager and affiliates	21,542	41,108	36,671	20,531	4,099
Payable for fund accounting fee	10,425	10,436	10,431	10,424	10,415
Other accrued expenses payable	3,468	3,894	3,705	3,997	3,020
TOTAL LIABILITIES	1,904,556	8,273,684	2,029,341	792,306	101,698
TOTAL NET ASSETS	$98,152,126	$185,951,510	$152,960,361	$85,665,512	$20,836,508
Unaffiliated investments, at cost	$53,248,908	$90,619,537	$68,086,857	$37,444,483	$9,398,404
Affiliated investments, at cost	29,589,788	57,134,471	43,230,173	29,074,156	10,354,887
Standard Class:
Net Assets	$82,716,033	$153,621,963	$112,467,300	$62,326,253	$19,232,894
Shares Outstanding	9,151,522	14,101,049	9,907,468	5,076,851	1,416,180
Net Asset Value Per Share	$9.039	$10.894	$11.352	$12.277	$13.581
Service Class:
Net Assets	$15,436,093	$32,329,547	$40,493,061	$23,339,259	$1,603,614
Shares Outstanding	1,709,487	2,970,884	3,583,845	1,911,803	118,394
Net Asset Value Per Share	$9.030	$10.882	$11.299	$12.208	$13.545
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$90,457,575	$156,251,954	$118,742,058	$68,554,738	$19,834,134
Distributable earnings/(accumulated loss)	7,694,551	29,699,556	34,218,303	17,110,774	1,002,374
TOTAL NET ASSETS	$98,152,126	$185,951,510	$152,960,361	$85,665,512	$20,836,508
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–14

LVIP T. Rowe Price Target Date Funds
Statements of Operations
Year Ended December 31, 2023
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$1,584,240	$2,121,433	$1,214,648	$607,216	$139,365
Dividends from affiliated investments	987,777	1,953,905	1,542,516	807,849	195,680
	2,572,017	4,075,338	2,757,164	1,415,065	335,045
EXPENSES:
Management fees	182,967	329,592	266,812	146,875	28,322
Accounting and administration expenses	40,110	47,354	44,199	38,207	32,258
Distribution fees-Service Class	37,860	77,353	94,969	54,240	2,957
Professional fees	37,114	38,871	38,171	36,805	35,408
Shareholder servicing fees	27,927	50,306	40,724	22,418	4,323
Reports and statements to shareholders	3,709	4,914	5,161	4,072	2,647
Trustees’ fees and expenses	3,530	6,291	5,080	2,786	507
Consulting fees	2,294	2,355	2,330	2,283	2,238
Custodian fees	1,091	1,338	1,204	1,597	883
Pricing fees	78	78	66	65	65
Other	4,133	4,274	4,385	3,431	2,709
	340,813	562,726	503,101	312,779	112,317
Less:
Expenses reimbursed	(71,837)	(51,699)	(43,020)	(49,822)	(69,113)
Total operating expenses	268,976	511,027	460,081	262,957	43,204
NET INVESTMENT INCOME	2,303,041	3,564,311	2,297,083	1,152,108	291,841
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	2,409,219	985,943	187,822	(135,656)	(60,538)
Sale of unaffiliated investments	(1,395,189)	(739,761)	(415,140)	(414,402)	(18,384)
Distributions from affiliated investment companies	534,492	1,315,169	1,377,703	822,387	176,719
Distributions from unaffiliated investment companies	355,749	922,779	1,020,041	608,130	148,041
Net realized gain	1,904,271	2,484,130	2,170,426	880,459	245,838
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	2,551,629	10,506,591	11,474,882	6,793,364	1,373,640
Unaffiliated investments	5,562,736	9,702,413	8,723,178	5,171,799	962,813
Net change in unrealized appreciation (depreciation)	8,114,365	20,209,004	20,198,060	11,965,163	2,336,453
NET REALIZED AND UNREALIZED GAIN	10,018,636	22,693,134	22,368,486	12,845,622	2,582,291
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,321,677	$26,257,445	$24,665,569	$13,997,730	$2,874,132
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–15

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets
	LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund		LVIP T. Rowe Price 2040 Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,303,041	$2,354,533	$3,564,311	$2,987,512	$2,297,083	$1,979,420
Net realized gain	1,904,271	3,590,354	2,484,130	7,412,593	2,170,426	5,432,244
Net change in unrealized appreciation (depreciation)	8,114,365	(23,743,631)	20,209,004	(43,529,816)	20,198,060	(35,441,099)
Net increase (decrease) in net assets resulting from operations	12,321,677	(17,798,744)	26,257,445	(33,129,711)	24,665,569	(28,029,435)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,113,023)	(9,661,352)	(9,428,676)	(10,842,968)	(5,985,355)	(5,751,740)
Service Class	(906,645)	(1,859,586)	(1,896,498)	(2,464,823)	(2,041,813)	(2,081,022)
	(6,019,668)	(11,520,938)	(11,325,174)	(13,307,791)	(8,027,168)	(7,832,762)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,237,207	16,418,087	45,289,016	42,922,640	24,161,733	15,608,286
Service Class	661,239	666,391	2,655,109	2,404,201	1,860,568	2,680,086
Reinvestment of dividends and distributions:
Standard Class	5,113,023	9,661,352	9,428,676	10,842,968	5,985,355	5,751,740
Service Class	906,645	1,859,586	1,896,498	2,464,823	2,041,813	2,081,022
	24,918,114	28,605,416	59,269,299	58,634,632	34,049,469	26,121,134
Cost of shares redeemed:
Standard Class	(21,583,845)	(26,540,693)	(40,164,273)	(48,047,517)	(20,704,987)	(17,889,041)
Service Class	(2,125,151)	(2,817,077)	(4,896,572)	(3,464,959)	(3,366,376)	(2,341,539)
	(23,708,996)	(29,357,770)	(45,060,845)	(51,512,476)	(24,071,363)	(20,230,580)
Increase (decrease) in net assets derived from capital share transactions	1,209,118	(752,354)	14,208,454	7,122,156	9,978,106	5,890,554
NET INCREASE (DECREASE) IN NET ASSETS	7,511,127	(30,072,036)	29,140,725	(39,315,346)	26,616,507	(29,971,643)
NET ASSETS:
Beginning of year	90,640,999	120,713,035	156,810,785	196,126,131	126,343,854	156,315,497
End of year	$98,152,126	$90,640,999	$185,951,510	$156,810,785	$152,960,361	$126,343,854
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–16

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets (continued)
	LVIP T. Rowe Price 2050 Fund		LVIP T. Rowe Price 2060 Fund
	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,152,108	$1,028,091	$291,841	$147,155
Net realized gain	880,459	2,976,130	245,838	299,849
Net change in unrealized appreciation (depreciation)	11,965,163	(18,732,335)	2,336,453	(1,630,883)
Net increase (decrease) in net assets resulting from operations	13,997,730	(14,728,114)	2,874,132	(1,183,879)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,094,374)	(2,783,765)	(545,006)	(512,703)
Service Class	(1,061,693)	(1,087,497)	(42,854)	(44,840)
	(4,156,067)	(3,871,262)	(587,860)	(557,543)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,343,314	12,392,069	8,910,694	6,428,155
Service Class	1,547,923	1,542,322	616,083	481,089
Reinvestment of dividends and distributions:
Standard Class	3,094,374	2,783,765	545,006	512,703
Service Class	1,061,693	1,087,497	42,854	44,840
	24,047,304	17,805,653	10,114,637	7,466,787
Cost of shares redeemed:
Standard Class	(13,839,810)	(12,021,324)	(1,483,110)	(1,322,446)
Service Class	(1,994,706)	(1,250,597)	(75,035)	(8,719)
	(15,834,516)	(13,271,921)	(1,558,145)	(1,331,165)
Increase (decrease) in net assets derived from capital share transactions	8,212,788	4,533,732	8,556,492	6,135,622
NET INCREASE (DECREASE) IN NET ASSETS	18,054,451	(14,065,644)	10,842,764	4,394,200
NET ASSETS:
Beginning of year	67,611,061	81,676,705	9,993,744	5,599,544
End of year	$85,665,512	$67,611,061	$20,836,508	$9,993,744
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–17

LVIP T. Rowe Price 2020 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.479	$11.391	$10.897	$10.050	$10.458
Income (loss) from investment operations:
Net investment income[1]	0.216	0.232	0.195	0.146	0.210
Net realized and unrealized gain (loss)	0.913	(1.987)	0.917	1.165	1.681
Total from investment operations	1.129	(1.755)	1.112	1.311	1.891
Less dividends and distributions from:
Net investment income	(0.220)	(0.275)	(0.339)	(0.246)	(0.293)
Net realized gain	(0.349)	(0.882)	(0.279)	(0.218)	(2.006)
Total dividends and distributions	(0.569)	(1.157)	(0.618)	(0.464)	(2.299)
Net asset value, end of period	$9.039	$8.479	$11.391	$10.897	$10.050
Total return[2]	13.54%	(15.18% )	10.23%	13.27%	18.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,716	$75,626	$100,543	$104,187	$99,074
Ratio of expenses to average net assets[3]	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.30%	0.31%	0.32%
Ratio of net investment income to average net assets	2.43%	2.36%	1.69%	1.46%	1.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.36%	2.29%	1.63%	1.39%	1.84%
Portfolio turnover	29%	15%	8%	24%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-18

LVIP T. Rowe Price 2020 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.472	$11.382	$10.889	$10.045	$10.456
Income (loss) from investment operations:
Net investment income[1]	0.194	0.208	0.166	0.121	0.182
Net realized and unrealized gain (loss)	0.911	(1.985)	0.916	1.162	1.680
Total from investment operations	1.105	(1.777)	1.082	1.283	1.862
Less dividends and distributions from:
Net investment income	(0.198)	(0.251)	(0.310)	(0.221)	(0.267)
Net realized gain	(0.349)	(0.882)	(0.279)	(0.218)	(2.006)
Total dividends and distributions	(0.547)	(1.133)	(0.589)	(0.439)	(2.273)
Net asset value, end of period	$9.030	$8.472	$11.382	$10.889	$10.045
Total return[2]	13.27%	(15.39% )	9.95%	12.99%	18.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,436	$15,015	$20,170	$21,256	$20,393
Ratio of expenses to average net assets[3]	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.56%	0.55%	0.56%	0.57%
Ratio of net investment income to average net assets	2.18%	2.11%	1.44%	1.21%	1.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	2.04%	1.38%	1.14%	1.59%
Portfolio turnover	29%	15%	8%	24%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-19

LVIP T. Rowe Price 2030 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.000	$13.145	$11.978	$10.788	$10.447
Income (loss) from investment operations:
Net investment income[1]	0.222	0.204	0.170	0.145	0.200
Net realized and unrealized gain (loss)	1.361	(2.447)	1.457	1.477	2.026
Total from investment operations	1.583	(2.243)	1.627	1.622	2.226
Less dividends and distributions from:
Net investment income	(0.220)	(0.240)	(0.299)	(0.241)	(0.263)
Net realized gain	(0.469)	(0.662)	(0.161)	(0.191)	(1.622)
Total dividends and distributions	(0.689)	(0.902)	(0.460)	(0.432)	(1.885)
Net asset value, end of period	$10.894	$10.000	$13.145	$11.978	$10.788
Total return[2]	16.14%	(16.87% )	13.60%	15.25%	22.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$153,622	$126,830	$158,690	$145,103	$133,104
Ratio of expenses to average net assets[3]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.28%	0.28%	0.27%	0.29%	0.30%
Ratio of net investment income to average net assets	2.10%	1.82%	1.32%	1.36%	1.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	1.79%	1.30%	1.32%	1.73%
Portfolio turnover	15%	14%	13%	22%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-20

LVIP T. Rowe Price 2030 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.992	$13.133	$11.969	$10.783	$10.447
Income (loss) from investment operations:
Net investment income[1]	0.196	0.176	0.138	0.119	0.172
Net realized and unrealized gain (loss)	1.357	(2.443)	1.454	1.472	2.023
Total from investment operations	1.553	(2.267)	1.592	1.591	2.195
Less dividends and distributions from:
Net investment income	(0.194)	(0.212)	(0.267)	(0.214)	(0.237)
Net realized gain	(0.469)	(0.662)	(0.161)	(0.191)	(1.622)
Total dividends and distributions	(0.663)	(0.874)	(0.428)	(0.405)	(1.859)
Net asset value, end of period	$10.882	$9.992	$13.133	$11.969	$10.783
Total return[2]	15.84%	(17.07% )	13.31%	14.97%	21.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,330	$29,981	$37,437	$34,060	$30,392
Ratio of expenses to average net assets[3]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.53%	0.53%	0.52%	0.54%	0.55%
Ratio of net investment income to average net assets	1.85%	1.57%	1.07%	1.11%	1.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	1.54%	1.05%	1.07%	1.48%
Portfolio turnover	15%	14%	13%	22%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-21

LVIP T. Rowe Price 2040 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.067	$13.056	$11.595	$10.290	$9.851
Income (loss) from investment operations:
Net investment income[1]	0.185	0.171	0.139	0.124	0.176
Net realized and unrealized gain (loss)	1.714	(2.510)	1.822	1.562	2.131
Total from investment operations	1.899	(2.339)	1.961	1.686	2.307
Less dividends and distributions from:
Net investment income	(0.184)	(0.194)	(0.337)	(0.217)	(0.227)
Net realized gain	(0.430)	(0.456)	(0.163)	(0.164)	(1.641)
Total dividends and distributions	(0.614)	(0.650)	(0.500)	(0.381)	(1.868)
Net asset value, end of period	$11.352	$10.067	$13.056	$11.595	$10.290
Total return[2]	19.19%	(17.74% )	16.93%	16.62%	24.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,467	$90,927	$113,550	$102,012	$92,296
Ratio of expenses to average net assets[3]	0.26%	0.26%	0.26%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.30%	0.28%	0.31%	0.32%
Ratio of net investment income to average net assets	1.70%	1.54%	1.09%	1.22%	1.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.67%	1.50%	1.07%	1.17%	1.59%
Portfolio turnover	9%	10%	13%	14%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-22

LVIP T. Rowe Price 2040 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.024	$13.004	$11.552	$10.256	$9.828
Income (loss) from investment operations:
Net investment income[1]	0.157	0.142	0.107	0.098	0.149
Net realized and unrealized gain (loss)	1.705	(2.499)	1.813	1.553	2.123
Total from investment operations	1.862	(2.357)	1.920	1.651	2.272
Less dividends and distributions from:
Net investment income	(0.157)	(0.167)	(0.305)	(0.191)	(0.203)
Net realized gain	(0.430)	(0.456)	(0.163)	(0.164)	(1.641)
Total dividends and distributions	(0.587)	(0.623)	(0.468)	(0.355)	(1.844)
Net asset value, end of period	$11.299	$10.024	$13.004	$11.552	$10.256
Total return[2]	18.89%	(17.95% )	16.64%	16.34%	24.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,493	$35,417	$42,766	$37,387	$31,866
Ratio of expenses to average net assets[3]	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.54%	0.55%	0.53%	0.56%	0.57%
Ratio of net investment income to average net assets	1.45%	1.29%	0.84%	0.97%	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	1.25%	0.82%	0.92%	1.34%
Portfolio turnover	9%	10%	13%	14%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-23

LVIP T. Rowe Price 2050 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.733	$13.894	$12.238	$10.838	$9.705
Income (loss) from investment operations:
Net investment income[1]	0.181	0.179	0.140	0.129	0.179
Net realized and unrealized gain (loss)	1.965	(2.697)	2.061	1.674	2.196
Total from investment operations	2.146	(2.518)	2.201	1.803	2.375
Less dividends and distributions from:
Net investment income	(0.181)	(0.201)	(0.361)	(0.223)	(0.218)
Net realized gain	(0.421)	(0.442)	(0.184)	(0.180)	(1.024)
Total dividends and distributions	(0.602)	(0.643)	(0.545)	(0.403)	(1.242)
Net asset value, end of period	$12.277	$10.733	$13.894	$12.238	$10.838
Total return[2]	20.30%	(17.95% )	18.01%	16.89%	25.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62,326	$47,789	$57,815	$49,732	$42,023
Ratio of expenses to average net assets[3]	0.27%	0.27%	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.33%	0.35%	0.33%	0.38%	0.40%
Ratio of net investment income to average net assets	1.56%	1.52%	1.03%	1.21%	1.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.50%	1.44%	0.97%	1.10%	1.53%
Portfolio turnover	12%	11%	12%	19%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-24

LVIP T. Rowe Price 2050 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.679	$13.827	$12.184	$10.796	$9.681
Income (loss) from investment operations:
Net investment income[1]	0.151	0.149	0.105	0.102	0.152
Net realized and unrealized gain (loss)	1.951	(2.682)	2.049	1.663	2.181
Total from investment operations	2.102	(2.533)	2.154	1.765	2.333
Less dividends and distributions from:
Net investment income	(0.152)	(0.173)	(0.327)	(0.197)	(0.194)
Net realized gain	(0.421)	(0.442)	(0.184)	(0.180)	(1.024)
Total dividends and distributions	(0.573)	(0.615)	(0.511)	(0.377)	(1.218)
Net asset value, end of period	$12.208	$10.679	$13.827	$12.184	$10.796
Total return[2]	19.99%	(18.15% )	17.70%	16.61%	24.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,339	$19,822	$23,862	$20,276	$16,671
Ratio of expenses to average net assets[3]	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.58%	0.60%	0.58%	0.63%	0.65%
Ratio of net investment income to average net assets	1.31%	1.27%	0.78%	0.96%	1.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.25%	1.19%	0.72%	0.85%	1.28%
Portfolio turnover	12%	11%	12%	19%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-25

LVIP T. Rowe Price 2060 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2060 Fund Standard Class
	Year Ended			5/1/20[1] to 12/31/20
	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$11.630	$15.026	$13.123	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.252	0.261	0.267	0.190
Net realized and unrealized gain (loss)	2.104	(2.958)	2.186	3.215
Total from investment operations	2.356	(2.697)	2.453	3.405
Less dividends and distributions from:
Net investment income	(0.206)	(0.229)	(0.338)	(0.236)
Net realized gain	(0.199)	(0.470)	(0.212)	(0.046)
Total dividends and distributions	(0.405)	(0.699)	(0.550)	(0.282)
Net asset value, end of period	$13.581	$11.630	$15.026	$13.123
Total return[3]	20.31%	(17.87% )	18.69%	34.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,233	$9,150	$5,127	$871
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.73%	1.35%	2.81%	12.80%
Ratio of net investment income (loss) to average net assets	1.98%	2.06%	1.80%	2.42%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.52%	0.98%	(0.74% )	(10.11% )
Portfolio turnover	3%	13%	25%	22%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-26

LVIP T. Rowe Price 2060 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2060 Fund Service Class
	Year Ended			5/1/20[1] to 12/31/20
	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$11.608	$15.010	$13.116	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.219	0.230	0.227	0.169
Net realized and unrealized gain (loss)	2.098	(2.954)	2.186	3.213
Total from investment operations	2.317	(2.724)	2.413	3.382
Less dividends and distributions from:
Net investment income	(0.181)	(0.208)	(0.307)	(0.220)
Net realized gain	(0.199)	(0.470)	(0.212)	(0.046)
Total dividends and distributions	(0.380)	(0.678)	(0.519)	(0.266)
Net asset value, end of period	$13.545	$11.608	$15.010	$13.116
Total return[3]	20.00%	(18.07% )	18.39%	33.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,604	$843	$473	$277
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.98%	1.60%	3.06%	13.05%
Ratio of net investment income (loss) to average net assets	1.73%	1.81%	1.55%	2.17%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.27%	0.73%	(0.99% )	(10.36% )
Portfolio turnover	3%	13%	25%	22%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds-27

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 Fund (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment companies, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Funds are T. Rowe Price target date funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.
Each Fund’s investment objective is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022)*, and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
* May 1, 2020, date of commencement of operations for T.Rowe Price 2060 Fund.
LVIP T. Rowe Price Target Date Funds-28

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LFI receives a management fee at an annual rate of 0.19% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LFI has contractually agreed to reimburse each Fund to the extent that each Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed the following percentages of average daily net assets for each Fund. The reimbursement is accrued daily and received monthly.   This agreement will continue at least through April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Standard Class	0.24%	0.25%	0.26%	0.27%	0.27%
Service Class	0.49%	0.50%	0.51%	0.52%	0.52%
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LVIP T. Rowe Price 2020 Fund	$68,308	$75,896	$71,837	$216,041
LVIP T. Rowe Price 2030 Fund	$43,934	$56,544	$51,699	$152,177
LVIP T. Rowe Price 2040 Fund	$36,937	$47,619	$43,020	$127,576
LVIP T. Rowe Price 2050 Fund	$49,806	$56,108	$49,822	$155,736
LVIP T. Rowe Price 2060 Fund	$76,917	$77,843	$69,113	$223,873
T. Rowe Price Associates, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Funds, pays T. Rowe Price Associates, Inc. a fee based on each Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Administrative	$7,767	$13,885	$11,219	$6,160	$1,135
Legal	1,272	2,275	1,839	1,010	187
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Printing and mailing	$439	$959	$1,509	$992	$125
LVIP T. Rowe Price Target Date Funds-29

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Expense reimbursement receivable due from LFI	$8,316	$6,602	$6,088	$7,035	$7,982
Management fees payable to LFI	15,869	29,820	24,513	13,588	3,271
Distribution fees payable to LFD	3,227	6,730	8,417	4,869	329
Printing and mailing fees payable to Lincoln Life	24	7	—	—	—
Shareholder servicing fees payable to Lincoln Life	2,422	4,551	3,741	2,074	499
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2023, were as follows:
LVIP T. Rowe Price 2020 Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-45.98%@
Equity Funds-18.89%@
✧✧LVIP SSGA Mid-Cap Index Fund	$1,817,823	$411,955	$610,000	$37,782	$120,740	$1,778,300	144,789	$23,888	$108,067
✧✧LVIP SSGA S&P 500 Index Fund	15,486,153	2,360,222	6,000,000	1,695,677	1,468,201	15,010,253	567,474	203,662	406,561
✧✧LVIP SSGA Small-Cap Index Fund	1,835,154	361,595	710,000	35,222	226,393	1,748,364	56,207	21,731	19,864
Fixed Income Fund-20.26%@
✧✧LVIP SSGA Bond Index Fund	17,774,101	1,663,930	—	—	447,870	19,885,901	1,987,397	538,930	—
International Equity Fund-6.83%@
✧✧LVIP SSGA International Index Fund	7,004,533	1,019,569	2,250,000	640,538	288,425	6,703,065	640,706	199,566	—
Total	$43,917,764	$5,817,271	$9,570,000	$2,409,219	$2,551,629	$45,125,883		$987,777	$534,492

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds-30

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2030 Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-51.13%@
Equity Funds-26.40%@
✧✧LVIP SSGA Mid-Cap Index Fund	$4,305,298	$878,236	$825,000	$(12,936)	$416,815	$4,762,413	387,756	$62,241	$265,995
✧✧LVIP SSGA S&P 500 Index Fund	36,104,324	5,391,420	9,299,998	800,149	6,832,496	39,828,391	1,505,742	540,398	1,001,022
✧✧LVIP SSGA Small-Cap Index Fund	4,164,404	604,545	900,000	(103,506)	725,686	4,491,129	144,381	56,393	48,152
Fixed Income Fund-15.11%@
✧✧LVIP SSGA Bond Index Fund	21,971,538	5,563,443	—	—	571,266	28,106,247	2,808,939	763,444	—
International Equity Fund-9.62%@
✧✧LVIP SSGA International Index Fund	16,690,961	1,831,429	2,900,000	302,236	1,960,328	17,884,954	1,709,516	531,429	—
Total	$83,236,525	$14,269,073	$13,924,998	$985,943	$10,506,591	$95,073,134		$1,953,905	$1,315,169

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
LVIP T. Rowe Price 2040 Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-54.09%@
Equity Funds-35.96%@
✧✧LVIP SSGA Mid-Cap Index Fund	$4,369,731	$899,501	$525,000	$(56,234)	$456,725	$5,144,723	418,883	$68,533	$280,969
✧✧LVIP SSGA S&P 500 Index Fund	38,064,079	5,976,203	7,405,001	384,556	7,677,368	44,697,205	1,689,812	606,459	1,044,744
✧✧LVIP SSGA Small-Cap Index Fund	4,269,810	716,240	500,000	(135,291)	814,238	5,164,997	166,045	64,250	51,990
Fixed Income Fund-5.04%@
✧✧LVIP SSGA Bond Index Fund	5,073,153	2,489,040	—	—	141,623	7,703,816	769,920	209,039	—
International Equity Fund-13.09%@
✧✧LVIP SSGA International Index Fund	17,023,293	2,219,235	1,600,001	(5,209)	2,384,928	20,022,246	1,913,807	594,235	—
Total	$68,800,066	$12,300,219	$10,030,002	$187,822	$11,474,882	$82,732,987		$1,542,516	$1,377,703

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
LVIP T. Rowe Price 2050 Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-53.26%@
Equity Funds-38.72%@
✧✧LVIP SSGA Mid-Cap Index Fund	$2,508,412	$629,274	$225,000	$(19,584)	$245,100	$3,138,202	255,512	$41,014	$168,259
✧✧LVIP SSGA S&P 500 Index Fund	21,985,580	4,960,320	4,775,000	49,968	4,639,520	26,860,388	1,015,477	361,731	623,589
✧✧LVIP SSGA Small-Cap Index Fund	2,456,610	782,852	450,000	(125,008)	506,786	3,171,240	101,950	37,314	30,539
Fixed Income Fund-0.71%@
✧✧LVIP SSGA Bond Index Fund	402,890	191,309	—	—	12,625	606,824	60,646	16,309	—
International Equity Fund-13.83%@
✧✧LVIP SSGA International Index Fund	9,588,927	2,456,482	1,550,000	(41,032)	1,389,333	11,843,710	1,132,069	351,481	—
Total	$36,942,419	$9,020,237	$7,000,000	$(135,656)	$6,793,364	$45,620,364		$807,849	$822,387

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds-31

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2060 Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-53.46%@
Equity Funds-38.87%@
✧✧LVIP SSGA Mid-Cap Index Fund	$369,402	$350,244	$15,000	$(3,540)	$53,872	$754,978	61,470	$10,061	$35,183
✧✧LVIP SSGA S&P 500 Index Fund	3,230,239	2,725,855	255,000	(32,842)	937,123	6,605,375	249,721	87,853	135,002
✧✧LVIP SSGA Small-Cap Index Fund	379,099	322,680	55,000	(18,004)	109,233	738,008	23,726	9,145	6,534
Fixed Income Fund-0.56%@
✧✧LVIP SSGA Bond Index Fund	57,119	58,166	—	—	2,607	117,892	11,782	3,166	—
International Equity Fund-14.03%@
✧✧LVIP SSGA International Index Fund	1,409,120	1,319,455	70,000	(6,152)	270,805	2,923,228	279,414	85,455	—
Total	$5,444,979	$4,776,400	$395,000	$(60,538)	$1,373,640	$11,139,481		$195,680	$176,719

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Purchases	$27,509,508	$36,592,498	$21,371,797	$16,751,877	$9,122,181
Sales	27,420,765	24,982,078	11,917,301	9,385,480	445,908
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Cost of investments	$84,029,017	$149,546,056	$112,706,062	$67,494,612	$19,979,894
Aggregate unrealized appreciation of investments	$19,545,420	$45,856,575	$45,335,674	$19,853,609	$1,307,683
Aggregate unrealized depreciation of investments	(3,989,887)	(7,555,292)	(3,111,913)	(940,823)	(427,418)
Net unrealized appreciation of investments	$15,555,533	$38,301,283	$42,223,761	$18,912,786	$880,265
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP T. Rowe Price Target Date Funds-32

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
Level 1	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Investments:
Assets:
Affiliated Investment Companies	$45,125,883	$95,073,134	$82,732,987	$45,620,364	$11,139,481
Unaffiliated Investment Companies	54,458,667	92,774,204	72,196,836	40,787,037	9,720,678
Total Investments	$99,584,550	$187,847,338	$154,929,823	$86,407,401	$20,860,159
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddles and other.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Year ended December 31, 2023
Ordinary income	$3,845,790	$5,780,215	$2,761,478	$1,265,433	$302,406
Long-term capital gains	2,173,878	5,544,959	5,265,690	2,890,634	285,454
Total	$6,019,668	$11,325,174	$8,027,168	$4,156,067	$587,860
Year ended December 31, 2022
Ordinary income	$6,837,420	$6,743,786	$2,161,564	$1,095,156	$156,006
Long-term capital gains	4,683,518	6,564,005	5,671,198	2,776,106	401,537
Total	$11,520,938	$13,307,791	$7,832,762	$3,871,262	$557,543
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Undistributed ordinary income	$15,594	$—	$—	$3,321	$—
Undistributed long-term capital gains	1,285,310	1,931,577	1,829,656	1,114,525	122,108
Other temporary differences	(9,161,886)	(10,533,304)	(9,835,114)	(2,919,858)	1
Net unrealized appreciation	15,555,533	38,301,283	42,223,761	18,912,786	880,265
Distributable earnings/(accumulated loss)	$7,694,551	$29,699,556	$34,218,303	$17,110,774	$1,002,374
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Funds had no capital loss carryforwards for federal income tax purposes.
LVIP T. Rowe Price Target Date Funds-33

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund		LVIP T. Rowe Price 2040 Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	2,076,370	1,656,800	4,288,234	3,643,444	2,244,207	1,411,672
Service Class	74,321	67,290	253,081	212,583	173,111	241,606
Shares reinvested:
Standard Class	575,943	1,136,079	889,952	1,095,715	547,076	583,746
Service Class	102,433	219,149	179,639	249,682	188,054	212,469
	2,829,067	3,079,318	5,610,906	5,201,424	3,152,448	2,449,493
Shares redeemed:
Standard Class	(2,419,846)	(2,700,443)	(3,759,505)	(4,129,305)	(1,916,402)	(1,660,097)
Service Class	(239,497)	(286,334)	(462,434)	(312,229)	(310,485)	(209,647)
	(2,659,343)	(2,986,777)	(4,221,939)	(4,441,534)	(2,226,887)	(1,869,744)
Net increase	169,724	92,541	1,388,967	759,890	925,561	579,749

	LVIP T. Rowe Price 2050 Fund		LVIP T. Rowe Price 2060 Fund
	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	1,569,275	1,049,146	702,600	503,785
Service Class	134,258	132,856	48,380	37,999
Shares reinvested:
Standard Class	263,080	265,638	40,450	44,555
Service Class	90,992	104,497	3,194	3,905
	2,057,605	1,552,137	794,624	590,244
Shares redeemed:
Standard Class	(1,208,031)	(1,023,389)	(113,661)	(102,748)
Service Class	(169,635)	(106,914)	(5,836)	(736)
	(1,377,666)	(1,130,303)	(119,497)	(103,484)
Net increase	679,939	421,834	675,127	486,760
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
LVIP T. Rowe Price Target Date Funds-34

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP T. Rowe Price Target Date Funds-35

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Lincoln Variable Insurance Products Trust	Statements of operations	Statements of changes in net assets	Financial highlights
LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
LVIP T. Rowe Price 2060 Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023 and the period from May 1, 2020 (commencement of operations) through December 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP T. Rowe Price Target Date Funds–36

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with T.Rowe Price Associates, Inc. (“T. Rowe”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreement and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadviser provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadviser provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters.  The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for each Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources and LFI’s criteria for review of the subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating each Fund’s performance.  These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds.  The Board considered that LFI actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to T. Rowe, which is responsible for investment performance.   The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund.  The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable.
LVIP T. Rowe Price Target Date Funds–37

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered  that LFI had implemented an expense limitation for each Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and T. Rowe on behalf of the Funds, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement.  The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Funds and the reputation, resources and investment approach of T. Rowe.  It also reviewed information provided regarding the structure of portfolio manager compensation, risk management and compliance matters.  The Board considered that each Fund had been restructured effective February 1, 2018 and that T. Rowe Price became the subadviser to each Fund on February 1, 2018.  The Board concluded that the services provided by T. Rowe were satisfactory.
Performance. The Board reviewed the LVIP T. Rowe Price 2020 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2020 funds category and the S&P Target Date 2020 Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods.
The Board reviewed the LVIP T. Rowe Price 2030 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2030 funds category and the S&P Target Date 2030 Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods.
The Board reviewed the LVIP T. Rowe Price 2040 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2040 funds category and the S&P Target Date 2040 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods.
The Board reviewed the LVIP T. Rowe Price 2050 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2050 funds category and the S&P Target Date 2050 Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, the same as the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period and above the return of the Morningstar peer group median and the benchmark index for the five-year period.
The Board reviewed the LVIP T. Rowe Price 2060 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2060 funds category and the S&P Target Date 2060 Total Return USD Index. The Board noted that the Fund’s total return was the same as the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period. The Board considered that the Fund commenced operations in May 2020.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule, which contains a breakpoint and noted T. Rowe’s statement that it does not manage comparable sub-advised funds using the same strategy as the Funds.  The Board considered that LFI compensates T. Rowe from its fees and that the subadvisory fee schedule was negotiated between LFI and T. Rowe, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  With respect to profitability, the Board considered that the subadvisory fee schedule for T. Rowe was negotiated between LFI and T. Rowe, an unaffiliated third party, and that LFI compensates T. Rowe from its fees.  The Board reviewed materials provided by T. Rowe as to any additional benefits it receives, and considered other benefits to T. Rowe, such as including the Funds’ assets in its assets under management.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP T. Rowe Price Target Date Funds–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP T. Rowe Price Target Date Funds-39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP T. Rowe Price Target Date Funds-40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP T. Rowe Price Target Date Funds-41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Target Date Funds-42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Target Date Funds-43

LVIP T. Rowe Price Growth Stock Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP T. Rowe Price Growth Stock Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned 46.32% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 1000® Growth Index1, returned 42.68%.
U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March, uncertainty about Congress and President Biden agreeing to raise the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (the Fed) raised short-term interest rates four times through the end of July, lifting the fed funds target rate to the 5.25% to 5.50% range. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be three quarter-point interest rate cuts in 2024.
Overall, stock selection drove relative Fund outperformance. Communication services was a notable contributor, due to an overweight allocation and stock selection. The Fund maintained an overweight to communication services, given attractive opportunities in companies with innovative business models that we believe can take advantage of transformational change. Shares of Meta Platforms bounced back significantly over the past year as the social media giant’s advertising revenue reaccelerated and engagement trends improved, while its aggressive pivot toward cost discipline also benefited margins. The stock received support from artificial intelligence (AI) tailwinds as well, as investors expect AI to significantly enhance the company’s advertising business.
An underweight allocation coupled with security selection in industrials and business services also boosted relative performance. The Fund’s position in FedEx, which was eliminated in August, contributed. Shares traded higher early in the year as investors responded positively to the company’s announcement of employee headcount reductions in an effort to focus on efficiency amid increasing macroeconomic uncertainty. The stock also benefited from the company’s quarterly earnings release in March, highlighted by improving margins and an upward revision to 2023 earnings guidance.
Consumer staples further contributed to relative returns due to an underweight allocation. The Fund maintained an underweight in consumer staples given the sector’s moderate growth trajectory. Many consumer staples firms operate well-entrenched, mature businesses that enjoy relatively stable demand; however, there are few companies in the sector that meet the Fund’s growth threshold.
In contrast, financials detracted from relative results due to an overweight allocation, which was partially offset by favorable stock selection. The Fund’s overweight exposure to financials is focused on financial services companies, specifically high-quality electronic payments names that are believed to possess unique and durable growth opportunities.
Health care also weighed on relative performance due to an overweight allocation, which was partially offset by stock selection. The Fund’s overweight allocation to health care emphasizes select managed care companies positioned to benefit from industry consolidation as well as an increasing focus on providing cost-effective solutions.
Portfolio Managers:
T. Rowe Price Associates Inc.:
 Joseph B. Fath
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP T. Rowe Price Growth Stock Fund - Standard Class
Russell 1000® Growth Index
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$39,972
$30,156

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $30,156. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $39,972. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP T. Rowe Price Growth Stock Fund-1

LVIP T. Rowe Price Growth Stock Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 46.32%
Five Years	+ 13.32%
Ten Years	+ 11.67%
Service Class Shares
One Year	+ 45.95%
Five Years	+ 13.04%
Ten Years	+ 11.39%
1. The Russell 1000®Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP T. Rowe Price Growth Stock Fund-2

LVIP T. Rowe Price Growth Stock Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,105.50	0.67%	$3.56
Service Class Shares	1,000.00	1,104.10	0.92%	4.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.67%	$3.41
Service Class Shares	1,000.00	1,020.50	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP T. Rowe Price Growth Stock Fund-3

LVIP T. Rowe Price Growth Stock Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.81%
Aerospace & Defense	0.49%
Automobiles	3.32%
Biotechnology	1.51%
Capital Markets	0.72%
Chemicals	0.95%
Commercial Services & Supplies	0.39%
Diversified Financial Services	6.64%
Diversified Telecommunication Services	0.00%
Electronic Equipment, Instruments & Components	1.09%
Energy Equipment & Services	0.75%
Entertainment	1.89%
Food & Staples Retailing	1.05%
Health Care Equipment & Supplies	2.04%
Health Care Providers & Services	3.67%
Hotels, Restaurants & Leisure	1.69%
Insurance	0.98%
Interactive Media & Services	12.07%
IT Services	1.62%
Life Sciences Tools & Services	1.57%
Media	0.25%
Metals & Mining	0.03%
Multiline Retail	8.57%
Pharmaceuticals	3.60%
Professional Services	0.52%
Road & Rail	0.86%
Semiconductors & Semiconductor Equipment	9.60%
Software	22.09%
Specialty Retail	0.60%
Technology Hardware, Storage & Peripherals	7.58%
Textiles, Apparel & Luxury Goods	0.63%
Wireless Telecommunication Services	1.04%
Convertible Preferred Stocks	1.25%
Preferred Stock	0.60%
Money Market Fund	0.39%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	13.63%
Amazon.com, Inc.	7.95%
Apple, Inc.	7.58%
NVIDIA Corp.	6.26%
Alphabet, Inc. Class A	4.94%
Meta Platforms, Inc. Class A	3.77%
Visa, Inc. Class A	3.14%
Eli Lilly & Co.	3.02%
Alphabet, Inc. Class C	2.70%
UnitedHealth Group, Inc.	2.64%
Total	55.63%

IT–Information Technology
LVIP T. Rowe Price Growth Stock Fund-4

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–97.81%
Aerospace & Defense–0.49%
Airbus SE	48,744	$7,521,694
		7,521,694
Automobiles–3.32%
Ferrari NV	24,151	8,173,423
†Rivian Automotive, Inc. Class A	911,933	21,393,948
†Tesla, Inc.	85,768	21,311,633
		50,879,004
Biotechnology–1.51%
†Argenx SE ADR	18,130	6,897,196
†Legend Biotech Corp. ADR	71,818	4,321,289
†Vertex Pharmaceuticals, Inc.	29,190	11,877,119
		23,095,604
Capital Markets–0.72%
Charles Schwab Corp.	161,145	11,086,776
		11,086,776
Chemicals–0.95%
Linde PLC	35,539	14,596,223
		14,596,223
Commercial Services & Supplies–0.39%
=†πANT Group Co. Ltd.	1,516,389	1,484,848
Cintas Corp.	7,534	4,540,440
		6,025,288
Diversified Financial Services–6.64%
†Fiserv, Inc.	126,697	16,830,430
Mastercard, Inc. Class A	86,361	36,833,830
Visa, Inc. Class A	185,332	48,251,186
		101,915,446
Diversified Telecommunication Services–0.00%
=†πMagic Leap, Inc. Class A	4,690	22,512
		22,512
Electronic Equipment, Instruments & Components–1.09%
Amphenol Corp. Class A	2,064	204,604
†Teledyne Technologies, Inc.	37,026	16,524,334
		16,728,938
Energy Equipment & Services–0.75%
Schlumberger NV	221,352	11,519,158
		11,519,158
Entertainment–1.89%
†Netflix, Inc.	40,919	19,922,643
†Spotify Technology SA	48,142	9,046,363
		28,969,006
Food & Staples Retailing–1.05%
Dollar General Corp.	107,613	14,629,987
†πMaplebear, Inc	40,715	955,581
†Maplebear, Inc.	19,561	459,097
		16,044,665
Health Care Equipment & Supplies–2.04%
†Intuitive Surgical, Inc.	70,115	23,653,997
Stryker Corp.	25,392	7,603,888
		31,257,885
Health Care Providers & Services–3.67%
Cigna Group	52,935	15,851,386
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	76,785	$40,424,999
		56,276,385
Hotels, Restaurants & Leisure–1.69%
†Booking Holdings, Inc.	1,708	6,058,652
†Chipotle Mexican Grill, Inc.	4,818	11,018,573
Las Vegas Sands Corp.	178,835	8,800,470
		25,877,695
Insurance–0.98%
Chubb Ltd.	66,593	15,050,018
		15,050,018
Interactive Media & Services–12.07%
†Alphabet, Inc. Class A	542,580	75,793,000
†Alphabet, Inc. Class C	293,895	41,418,622
†Meta Platforms, Inc. Class A	163,563	57,894,760
†Pinterest, Inc. Class A	271,877	10,070,324
		185,176,706
IT Services–1.62%
Accenture PLC Class A	34,184	11,995,507
†MongoDB, Inc.	7,787	3,183,715
†Shopify, Inc. Class A	124,425	9,692,708
		24,871,930
Life Sciences Tools & Services–1.57%
†Avantor, Inc.	204,731	4,674,009
Danaher Corp.	45,008	10,412,151
Thermo Fisher Scientific, Inc.	16,897	8,968,758
		24,054,918
Media–0.25%
†Trade Desk, Inc. Class A	52,852	3,803,230
		3,803,230
Metals & Mining–0.03%
=†πCelonis SE	2,137	476,722
		476,722
Multiline Retail–8.57%
†Amazon.com, Inc.	802,968	122,002,958
†Coupang, Inc.	587,500	9,511,625
		131,514,583
Pharmaceuticals–3.60%
Eli Lilly & Co.	79,492	46,337,477
Zoetis, Inc.	44,777	8,837,636
		55,175,113
Professional Services–0.52%
†Ceridian HCM Holding, Inc.	50,405	3,383,184
TransUnion	67,857	4,662,454
		8,045,638
Road & Rail–0.86%
Old Dominion Freight Line, Inc.	15,924	6,454,475
†Uber Technologies, Inc.	110,700	6,815,799
		13,270,274
Semiconductors & Semiconductor Equipment–9.60%
†Advanced Micro Devices, Inc.	99,547	14,674,223
ASML Holding NV	26,468	20,034,159
Intel Corp.	129,200	6,492,300
Lam Research Corp.	12,857	10,070,374
LVIP T. Rowe Price Growth Stock Fund-5

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	194,011	$96,078,127
		147,349,183
Software–22.09%
†Adobe, Inc.	32,679	19,496,291
†Atlassian Corp. Class A	46,599	11,084,038
†Aurora Innovation, Inc.	603,821	2,638,698
=†πCanva, Inc.	875	933,328
†Dynatrace, Inc.	167,788	9,176,326
=†πEpic Games, Inc.	6,539	4,009,388
Intuit, Inc.	39,054	24,409,922
Microsoft Corp.	556,290	209,187,292
Roper Technologies, Inc.	24,992	13,624,889
†Salesforce, Inc.	66,911	17,606,960
†ServiceNow, Inc.	36,605	25,861,066
=†πStripe, Inc. Class B	40,238	898,917
		338,927,115
Specialty Retail–0.60%
†Floor & Decor Holdings, Inc. Class A	28,024	3,126,358
Ross Stores, Inc.	44,411	6,146,038
		9,272,396
Technology Hardware, Storage & Peripherals–7.58%
Apple, Inc.	603,991	116,286,387
		116,286,387
Textiles, Apparel & Luxury Goods–0.63%
NIKE, Inc. Class B	88,358	9,593,028
		9,593,028
Wireless Telecommunication Services–1.04%
T-Mobile U.S., Inc.	99,305	15,921,570
		15,921,570
Total Common Stock (Cost $575,822,739)		1,500,605,090
CONVERTIBLE PREFERRED STOCKS–1.25%
=†πCanva, Inc. Series A	52	55,466
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCKS (continued)
=†πCanva, Inc. Series A-3	18	$19,200
=†πCanva, Inc. Series A-4	3	3,200
=†πCelonis SE Series D	6,459	1,440,874
=†πDatabricks, Inc. Series I	50,702	3,917,237
†Dr Ing hc F Porsche AG	53,552	4,723,587
=†πFormagrid, Inc. Series F	10,238	492,038
=†πGM Cruise Holdings LLC Class F	126,000	735,840
=†πGM Cruise Holdings LLC Class G	70,430	411,311
=†πNuro, Inc. Series C	189,324	774,335
=†πNuro, Inc. Series D	41,493	169,706
=†πRappi, Inc. Series E	36,866	837,596
=†πRedwood Materials, Inc. Series C	40,061	1,912,346
=†πRedwood Materials, Inc. Series D	41,085	1,961,228
=†πSila Nanotechnologies, Inc. Series F	35,141	712,660
=†πWaymo LLC Series A-2	17,257	984,512
Total Convertible Preferred Stocks (Cost $28,952,311)		19,151,136
PREFERRED STOCK–0.60%
Sartorius AG 0.43%	24,991	9,192,594
Total Preferred Stock (Cost $8,957,145)		9,192,594

MONEY MARKET FUND–0.39%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	6,005,426	6,005,426
Total Money Market Fund (Cost $6,005,426)		6,005,426

TOTAL INVESTMENTS–100.05% (Cost $619,737,621)	1,534,954,246
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(699,898)
NET ASSETS APPLICABLE TO 30,385,294 SHARES OUTSTANDING–100.00%	$1,534,254,348
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($1,163,390,076 / 22,768,523 Shares)	$51.096
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($370,864,272 / 7,616,771 Shares)	$48.690
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$624,773,579
Distributable earnings/(accumulated loss)	909,480,769
TOTAL NET ASSETS	$1,534,254,348

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
LVIP T. Rowe Price Growth Stock Fund-6

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
πRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2023, the aggregate value of restricted securities was $23,208,845, which represented 1.51% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances)
with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
ANT Group Co. Ltd.	8/14/2023	$1,516,389	$1,484,848
Canva, Inc.	12/17/2021	1,491,142	933,328
Canva, Inc. Series A	12/17/2021	88,616	55,466
Canva, Inc. Series A-3	12/17/2021	30,675	19,200
Canva, Inc. Series A-4	12/17/2021	5,113	3,200
Celonis SE	6/17/2021	790,241	476,722
Celonis SE Series D	6/17/2021	2,388,489	1,440,874
Databricks, Inc. Series I	9/14/2023	3,726,597	3,917,237
Epic Games, Inc.	6/18/2020	4,238,405	4,009,388
Formagrid, Inc. Series F	12/8/2021	1,917,419	492,038
GM Cruise Holdings LLC Class F	5/8/2019	2,299,500	735,840
GM Cruise Holdings LLC Class G	1/21/2021	1,855,831	411,311
Magic Leap, Inc. Class A	9/20/2021	2,280,091	22,512
Maplebear, Inc	9/19/2023	2,232,055	955,581
Nuro, Inc. Series C	10/30/2020	2,471,549	774,335
Nuro, Inc. Series D	10/29/2021	864,951	169,706
Rappi, Inc. Series E	9/8/2020	2,202,598	837,596
Redwood Materials, Inc. Series C	5/28/2021	1,899,030	1,912,346
Redwood Materials, Inc. Series D	3/6/2023	1,944,746	1,961,228
Sila Nanotechnologies, Inc. Series F	1/7/2021	1,450,368	712,660
Stripe, Inc. Class B	12/17/2019	631,334	898,917
Waymo LLC Series A-2	5/8/2020	1,481,810	984,512
Total		$37,806,949	$23,208,845

★Includes $2,143,451 payable for fund shares redeemed, $35,550 other accrued expenses payable, $901,532 due to manager and affiliates,
$29,476 payable for audit fee and $46,944 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund-7

LVIP T. Rowe Price Growth Stock Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$8,004,578
Foreign taxes withheld	(97,360)
7,907,218
EXPENSES:
Management fees	9,431,372
Distribution fees-Service Class	860,204
Shareholder servicing fees	434,100
Accounting and administration expenses	273,889
Professional fees	74,770
Trustees’ fees and expenses	54,389
Custodian fees	39,971
Reports and statements to shareholders	29,135
Pricing fees	4,767
Consulting fees	3,349
Other	62,283
11,268,229
Less:
Management fees waived	(339,156)
Total operating expenses	10,929,073
NET INVESTMENT LOSS	(3,021,855)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	100,017,938
Foreign currencies	6,037
Net realized gain	100,023,975
Net change in unrealized appreciation (depreciation) of:
Investments	461,990,923
Foreign currencies	26
Net change in unrealized appreciation (depreciation)	461,990,949
NET REALIZED AND UNREALIZED GAIN	562,014,924
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$558,993,069
See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,021,855)	$(4,687,388)
Net realized gain (loss)	100,023,975	(96,387,276)
Net change in unrealized appreciation (depreciation)	461,990,949	(706,999,936)
Net increase (decrease) in net assets resulting from operations	558,993,069	(808,074,600)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	—	(189,002,832)
Service Class	—	(58,730,121)
	—	(247,732,953)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	64,345,231	483,489,746
Service Class	43,418,266	52,044,788
Reinvestment of dividends and distributions:
Standard Class	—	189,002,832
Service Class	—	58,730,121
	107,763,497	783,267,487
Cost of shares redeemed:
Standard Class	(353,264,330)	(210,010,522)
Service Class	(87,450,915)	(55,975,893)
	(440,715,245)	(265,986,415)
Increase (decrease) in net assets derived from capital share transactions	(332,951,748)	517,281,072
NET INCREASE (DECREASE) IN NET ASSETS	226,041,321	(538,526,481)
NET ASSETS:
Beginning of year	1,308,213,027	1,846,739,508
End of year	$1,534,254,348	$1,308,213,027
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund-8

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$34.921	$72.325	$64.603	$49.150	$39.805
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.063)	(0.123)	(0.245)	(0.114)	0.046
Net realized and unrealized gain (loss)	16.238	(28.898)	13.460	17.835	12.109
Total from investment operations	16.175	(29.021)	13.215	17.721	12.155
Less dividends and distributions from:
Net investment income	—	—	—	—	(0.034)
Net realized gain	—	(8.383)	(5.493)	(2.268)	(2.776)
Total dividends and distributions	—	(8.383)	(5.493)	(2.268)	(2.810)
Net asset value, end of period	$51.096	$34.921	$72.325	$64.603	$49.150
Total return[2]	46.32%	(40.72% )	20.47%	36.47%	31.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,163,390	$1,020,107	$1,354,421	$1,398,314	$1,175,892
Ratio of expenses to average net assets	0.68%	0.67%	0.66%	0.67%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.69%	0.68%	0.69%	0.69%
Ratio of net investment income (loss) to average net assets	(0.14% )	(0.26% )	(0.34% )	(0.21% )	0.10%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.16% )	(0.28% )	(0.36% )	(0.23% )	0.08%
Portfolio turnover	31%	33%	21%	43%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund-9

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$33.360	$69.858	$62.709	$47.880	$38.905
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.165)	(0.237)	(0.411)	(0.242)	(0.069)
Net realized and unrealized gain (loss)	15.495	(27.878)	13.053	17.339	11.820
Total from investment operations	15.330	(28.115)	12.642	17.097	11.751
Less dividends and distributions from:
Net realized gain	—	(8.383)	(5.493)	(2.268)	(2.776)
Total dividends and distributions	—	(8.383)	(5.493)	(2.268)	(2.776)
Net asset value, end of period	$48.690	$33.360	$69.858	$62.709	$47.880
Total return[2]	45.95%	(40.87% )	20.18%	36.13%	30.73%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$370,864	$288,106	$492,319	$446,379	$386,048
Ratio of expenses to average net assets	0.93%	0.92%	0.91%	0.92%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.94%	0.93%	0.94%	0.94%
Ratio of net investment (loss) to average net assets	(0.39% )	(0.51% )	(0.59% )	(0.46% )	(0.15% )
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.41% )	(0.53% )	(0.61% )	(0.48% )	(0.17% )
Portfolio turnover	31%	33%	21%	43%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund-10

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP T. Rowe Price Growth Stock Fund-11

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP T. Rowe Price Growth Stock Fund is $357 and $322 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,932 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.80% of the first $50 million of the Fund's average daily net assets; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund's average daily net assets in excess of $500 million.   Effective July 1, 2023, LFI has contractually agreed to waive a portion of its advisory fee as follows: When Fund assets are less than $1 billion, the waiver amount is 0.00%. When Fund assets are greater than $1 billion, the waiver amount is 0.025% of the first $1 billion of average daily net assets and 0.0225% of the next $1 billion. When Fund assets are greater than $2 billion, the waiver amount is 0.035% of the first $1 billion of average daily net assets and 0.0225% of the next $2 billion. When Fund assets are greater than $3 billion, the waiver amount is 0.0375% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to July 1, 2023, When Fund assets are less than $1 billion, the waiver amount was 0.00%. When Fund assets are greater than $1 billion, the waiver amount was 0.025% of the first $1 billion of average daily net assets of the Fund and 0.0125% of the Fund’s average daily net assets in excess of $1 billion.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
LVIP T. Rowe Price Growth Stock Fund-12

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Administrative	$120,002
Legal	19,662
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,101 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$785,240
Distribution fees payable to LFD	78,673
Shareholder servicing fees payable to Lincoln Life	37,619
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities purchases of $1,110,139.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$465,172,932
Sales	746,799,292
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$633,374,400
Aggregate unrealized appreciation of investments	$920,688,041
Aggregate unrealized depreciation of investments	(19,108,127)
Net unrealized appreciation of investments	$901,579,914
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted
LVIP T. Rowe Price Growth Stock Fund-13

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$7,521,694	$—	$—	$7,521,694
Automobiles	50,879,004	—	—	50,879,004
Biotechnology	23,095,604	—	—	23,095,604
Capital Markets	11,086,776	—	—	11,086,776
Chemicals	14,596,223	—	—	14,596,223
Commercial Services & Supplies	4,540,440	—	1,484,848	6,025,288
Diversified Financial Services	101,915,446	—	—	101,915,446
Diversified Telecommunication Services	—	—	22,512	22,512
Electronic Equipment, Instruments & Components	16,728,938	—	—	16,728,938
Energy Equipment & Services	11,519,158	—	—	11,519,158
Entertainment	28,969,006	—	—	28,969,006
Food & Staples Retailing	15,089,084	955,581	—	16,044,665
Health Care Equipment & Supplies	31,257,885	—	—	31,257,885
Health Care Providers & Services	56,276,385	—	—	56,276,385
Hotels, Restaurants & Leisure	25,877,695	—	—	25,877,695
Insurance	15,050,018	—	—	15,050,018
Interactive Media & Services	185,176,706	—	—	185,176,706
IT Services	24,871,930	—	—	24,871,930
Life Sciences Tools & Services	24,054,918	—	—	24,054,918
Media	3,803,230	—	—	3,803,230
Metals & Mining	—	—	476,722	476,722
Multiline Retail	131,514,583	—	—	131,514,583
Pharmaceuticals	55,175,113	—	—	55,175,113
Professional Services	8,045,638	—	—	8,045,638
Road & Rail	13,270,274	—	—	13,270,274
Semiconductors & Semiconductor Equipment	147,349,183	—	—	147,349,183
Software	333,085,482	—	5,841,633	338,927,115
Specialty Retail	9,272,396	—	—	9,272,396
Technology Hardware, Storage & Peripherals	116,286,387	—	—	116,286,387
Textiles, Apparel & Luxury Goods	9,593,028	—	—	9,593,028
Wireless Telecommunication Services	15,921,570	—	—	15,921,570
Convertible Preferred Stocks	4,723,587	—	14,427,549	19,151,136
Preferred Stock	9,192,594	—	—	9,192,594
Money Market Fund	6,005,426	—	—	6,005,426
Total Investments	$1,511,745,401	$955,581	$22,253,264	$1,534,954,246
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
LVIP T. Rowe Price Growth Stock Fund-14

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2023.
Asset Type	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(c)
Common Stock	$7,825,715	Recent Transaction	#	#
		Market Comparable Companies	Enterprise Value to Sales Multiple (b)	5.3x-14.8x (N/A)
		Market Comparable Companies	Enterprise Value to Gross Profit Multiple (b)	11.6x-18.9x (N/A)
		Market Comparable Companies	Discount for Lack of Marketability (a)	10% (N/A)
			Discount Rate (a)	5.7%-75% (6.8%)
Convertible Preferred Stock	$14,427,549	Recent Transaction	#	#
		Market Comparable Companies	Enterprise Value to Gross Merchandise Value Multiple (b)	0.5x-0.6x (N/A)
		Market Comparable Companies	Enterprise Value to Sales Multiple (b)	1.4x-29.0x (N/A)
		Market Comparable Companies	Enterprise Value to Gross Profit Multiple (b)	5.0x-18.9x (N/A)
		Market Comparable Companies	Enterprise Value to EBITDA multiple (b)	14.5x-23.1x (N/A)
		Market Comparable Companies	Discount for Lack of Marketability (a)	10% (N/A)
		Market Comparable Companies	Projected future value discount rate (a)	30%-35% (33%)
		Market Comparable Companies	Projected future value discount rate term	5-7 years (6 years)
		Market Comparable Companies	Present Value Factor	0.122-0.269 (0.190)
		Market Comparable Companies	Haircut (a)	80% (N/A)
Total	$22,253,264
# The quantitative unobservable inputs within this category are based on recent transactions or valuation from a pricing service. There were no quantitative unobservable inputs significant to the valuation technique that were created by the fund’s management.

(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(c) Unobservable inputs were weighted by the relative fair value of the instruments, where applicable.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balances as of 12/31/2022	Reclassifications	Purchases	Sales	Transfer In	Transfer Out	Accretion/ (amortization)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Balance as of 12/31/23	Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/23
Common Stock	$9,645,945	$—	$1,520,879	$(2,948,675)	$—	$—	$—	$(2,089,378)	$1,696,944	$7,825,715	$(236,732)
Convertible Preferred Stocks	17,270,532	—	5,671,343	(1,674,148)	—	—	—	—	(6,840,178)	14,427,549	(7,124,212)
Convertible Bond	93,645	—	—	(93,645)	—	—	—	—	—	—	—
Total	$27,010,122	$—	$7,192,222	$(4,716,468)	$—	$—	$—	$(2,089,378)	$(5,143,234)	$22,253,264	$(7,360,944)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Long-term capital gains	$—	$247,732,953
LVIP T. Rowe Price Growth Stock Fund-15

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$7,900,856
Other temporary differences	(1)
Net unrealized appreciation	901,579,914
Distributable earnings/(accumulated loss)	$909,480,769
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to net operating loss:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$3,015,818	$(3,015,818)

At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2023, the Fund utilized $77,018,845 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	1,473,501	9,572,340
Service Class	1,036,599	1,090,309
Shares reinvested:
Standard Class	—	5,135,807
Service Class	—	1,669,418
	2,510,100	17,467,874
Shares redeemed:
Standard Class	(7,916,589)	(4,223,308)
Service Class	(2,056,042)	(1,170,978)
	(9,972,631)	(5,394,286)
Net increase (decrease)	(7,462,531)	12,073,588
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP T. Rowe Price Growth Stock Fund-16

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Effective April 5, 2024, the Fund will have a new sub-adviser. Alliance Bernstein L.P., and the Fund will have a new name: The name of the Fund will be LVIP AllianceBernstein Large Cap Growth Fund.
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Growth Stock Fund-17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Growth Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Growth Stock Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024.  The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP T. Rowe Price Growth Stock Fund-19

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the LVIP T. Rowe Price Growth Stock Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement.  The Board reviewed the services provided by T. Rowe and the reputation, resources and investment approach of T. Rowe.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.  The Board also considered that LFI was evaluating the Fund’s current structure in light of performance challenges.
Performance.  The Board reviewed the LVIP T. Rowe Price Growth Stock Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board noted LFI’s comments that negative security selection in the Information Technology and Consumer Discretionary sectors contributed to underperformance during the one-, three- and five-year periods and that LFI would continue to closely monitor performance.  The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee, which contains a breakpoint, and the fee rates charged to other subadvised registered funds managed by T. Rowe with similar investment strategies.  The Board considered that LFI compensates T. Rowe from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LFI and T. Rowe, an unaffiliated third party, and that LFI compensates T. Rowe from its fees.  The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered other benefits to T. Rowe, such as including the Fund’s assets in its assets under management.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP T. Rowe Price Growth Stock Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP T. Rowe Price Growth Stock Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP T. Rowe Price Growth Stock Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP T. Rowe Price Growth Stock Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Growth Stock Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Growth Stock Fund-25

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned 21.17% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell Midcap® Growth Index1, returned 25.87%.
U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March, uncertainty about Congress and President Biden agreeing to raise the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (the Fed) raised short-term interest rates four times through the end of July, lifting the fed funds target rate to the 5.25% to 5.50% range. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be three quarter-point interest rate cuts in 2024.
Broadly speaking, stock selection was the primary detractor from relative Fund performance. At the sector level, information technology, health care, and financials detracted from relative performance, while energy and utilities contributed to Fund performance.
Information technology had a negative impact on relative results, due to stock selection. Palantir Technologies is a provider of vertically integrated workflow software that enables companies to analyze structured and unstructured data. The Palantir software platform allows clients to combine disparate data sources into various analytic tools and ultimately drive operational insights. Shares surged after the company reported strong new customer revenue growth driven by U.S. commercial growth and interest in generative artificial intelligence. With essentially flat costs, accelerating growth has recently been flowing through to profitability. The Fund initiated a position during November, so did not harness the stock’s full-year gains driven by strong fundamental performance and improving returns.
Security selection in the health care sector further detracted from relative performance, but it was partially offset by an underweight allocation. Seagen2 is a fully integrated biotech company focused on antibody-drug conjugates for cancer. The Fund’s underweight position weighed on relative results as the acquisition of the company by Pfizer drove up the share price.
The financials sector also detracted from relative performance due to weak stock selection coupled with an underweight allocation. Arch Capital Group is a provider of insurance, reinsurance, and mortgage insurance around the world through its subsidiaries. In the recent quarter, shares fell and underperformed the financials sector in November, as the stock had already responded positively to favorable third-quarter financial results in late October.
Conversely, favorable stock selection in the energy sector contributed to relative performance. Avoiding select stocks that fell sharply was advantageous. Venture Global LNG2, which is a private placement that the Fund owned, is a low-cost provider of liquefied natural gas. Our investment outperformed a number of publicly traded energy sector securities, as improving fundamentals supported revaluing the shares slightly higher during the period.
Portfolio Managers:
T. Rowe Price Associates Inc.:
 Donald J. Peters
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
Russell Midcap® Growth Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$27,913
$27,313

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $27,913. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $27,313. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 21.17%
Five Years	+ 13.50%
Ten Years	+ 10.81%
Service Class Shares
One Year	+ 20.87%
Five Years	+ 13.22%
Ten Years	+ 10.54%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
2. Security not held at December 31, 2023.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,053.60	0.73%	$3.78
Service Class Shares	1,000.00	1,052.30	0.98%	5.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.73%	$3.72
Service Class Shares	1,000.00	1,020.40	0.98%	4.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.95%
Aerospace & Defense	2.12%
Airlines	0.08%
Banks	0.47%
Beverages	1.01%
Biotechnology	2.45%
Building Products	1.58%
Capital Markets	4.02%
Chemicals	0.68%
Commercial Services & Supplies	4.29%
Communications Equipment	0.34%
Construction & Engineering	0.80%
Construction Materials	0.24%
Containers & Packaging	0.10%
Distributors	0.53%
Diversified Consumer Services	0.37%
Diversified Financial Services	3.37%
Diversified Telecommunication Services	0.01%
Electrical Equipment	2.03%
Electronic Equipment, Instruments & Components	2.50%
Energy Equipment & Services	0.92%
Entertainment	1.96%
Food & Staples Retailing	0.68%
Food Products	0.13%
Health Care Equipment & Supplies	6.06%
Health Care Providers & Services	3.16%
Health Care Technology	0.92%
Hotels, Restaurants & Leisure	6.19%
Household Durables	0.52%
Household Products	0.10%
Independent Power and Renewable Electricity Producers	0.13%
Industrial REITs	0.11%
Insurance	2.63%
Interactive Media & Services	1.06%
IT Services	3.78%
Life Sciences Tools & Services	4.98%
Machinery	0.79%
Media	1.47%
Metals & Mining	0.13%
Multiline Retail	0.70%
Oil, Gas & Consumable Fuels	3.36%
Personal Products	0.37%
Professional Services	4.66%
Real Estate Management & Development	0.44%
Residential REITs	0.14%
Retail REITs	0.26%
Security Type/Sector	Percentage of Net Assets
Road & Rail	1.64%
Semiconductors & Semiconductor Equipment	4.20%
Software	12.68%
Specialized REITs	0.49%
Specialty Retail	4.68%
Technology Hardware, Storage & Peripherals	0.43%
Textiles, Apparel & Luxury Goods	0.18%
Trading Companies & Distributors	2.01%
Convertible Preferred Stocks	0.90%
Money Market Fund	0.30%
Total Investments	100.15%
Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apollo Global Management, Inc.	1.86%
Crowdstrike Holdings, Inc. Class A	1.76%
Cencora, Inc.	1.71%
Cintas Corp.	1.53%
Ross Stores, Inc.	1.49%
IDEXX Laboratories, Inc.	1.44%
Copart, Inc.	1.44%
Dexcom, Inc.	1.44%
Cheniere Energy, Inc.	1.42%
Old Dominion Freight Line, Inc.	1.38%
Total	15.47%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.95%
Aerospace & Defense–2.12%
†Axon Enterprise, Inc.	32,700	$8,447,391
BWX Technologies, Inc.	18,700	1,434,851
HEICO Corp.	24,800	4,435,976
Hexcel Corp.	18,900	1,393,875
Howmet Aerospace, Inc.	52,000	2,814,240
TransDigm Group, Inc.	5,900	5,968,440
		24,494,773
Airlines–0.08%
†United Airlines Holdings, Inc.	21,300	878,838
		878,838
Banks–0.47%
†NU Holdings Ltd. Class A	646,800	5,387,844
		5,387,844
Beverages–1.01%
Brown-Forman Corp. Class B	58,655	3,349,200
†Celsius Holdings, Inc.	114,200	6,226,184
Constellation Brands, Inc. Class A	8,600	2,079,050
		11,654,434
Biotechnology–2.45%
†Alnylam Pharmaceuticals, Inc.	31,795	6,085,881
†Apellis Pharmaceuticals, Inc.	41,600	2,490,176
†Argenx SE ADR	7,137	2,715,129
†Ascendis Pharma AS ADR	13,336	1,679,669
†BioNTech SE ADR	8,700	918,198
†Exact Sciences Corp.	44,554	3,296,105
†Genmab AS ADR	34,600	1,101,664
†Legend Biotech Corp. ADR	44,600	2,683,582
†Neurocrine Biosciences, Inc.	41,517	5,470,280
†Sarepta Therapeutics, Inc.	19,400	1,870,742
		28,311,426
Building Products–1.58%
Advanced Drainage Systems, Inc.	18,500	2,601,840
Allegion PLC	23,400	2,964,546
Carrier Global Corp.	22,800	1,309,860
Fortune Brands Innovations, Inc.	20,383	1,551,962
Trane Technologies PLC	25,511	6,222,133
†Trex Co., Inc.	42,500	3,518,575
		18,168,916
Capital Markets–4.02%
ARES Management Corp. Class A	86,000	10,227,120
Blue Owl Capital, Inc.	112,500	1,676,250
Cboe Global Markets, Inc.	7,667	1,369,020
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
FactSet Research Systems, Inc.	14,650	$6,988,782
LPL Financial Holdings, Inc.	33,600	7,648,032
MarketAxess Holdings, Inc.	14,563	4,264,775
Morningstar, Inc.	8,000	2,289,920
MSCI, Inc.	16,500	9,333,225
Tradeweb Markets, Inc. Class A	28,617	2,600,713
		46,397,837
Chemicals–0.68%
CF Industries Holdings, Inc.	14,800	1,176,600
PPG Industries, Inc.	34,200	5,114,610
RPM International, Inc.	13,800	1,540,494
		7,831,704
Commercial Services & Supplies–4.29%
Cintas Corp.	29,300	17,657,938
†Clean Harbors, Inc.	27,100	4,729,221
†Copart, Inc.	339,500	16,635,500
RB Global, Inc.	42,400	2,836,136
Republic Services, Inc.	21,955	3,620,599
Rollins, Inc.	37,330	1,630,201
Waste Connections, Inc.	16,193	2,417,129
		49,526,724
Communications Equipment–0.34%
Motorola Solutions, Inc.	12,668	3,966,224
		3,966,224
Construction & Engineering–0.80%
Quanta Services, Inc.	27,800	5,999,240
Valmont Industries, Inc.	4,300	1,004,093
†WillScot Mobile Mini Holdings Corp.	49,300	2,193,850
		9,197,183
Construction Materials–0.24%
Vulcan Materials Co.	12,118	2,750,907
		2,750,907
Containers & Packaging–0.10%
Avery Dennison Corp.	5,700	1,152,312
		1,152,312
Distributors–0.53%
Pool Corp.	15,200	6,060,392
		6,060,392
Diversified Consumer Services–0.37%
†Bright Horizons Family Solutions, Inc.	14,800	1,394,752
†Duolingo, Inc.	7,100	1,610,635
Service Corp. International	18,600	1,273,170
		4,278,557
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services–3.37%
Apollo Global Management, Inc.	229,800	$21,415,062
†Block, Inc.	68,900	5,329,415
†Euronet Worldwide, Inc.	17,000	1,725,330
†FleetCor Technologies, Inc.	30,200	8,534,822
†Toast, Inc. Class A	100,300	1,831,478
		38,836,107
Diversified Telecommunication Services–0.01%
=†πSocure, Inc.	14,128	88,300
		88,300
Electrical Equipment–2.03%
AMETEK, Inc.	24,225	3,994,460
Hubbell, Inc.	15,000	4,933,950
Rockwell Automation, Inc.	46,800	14,530,464
		23,458,874
Electronic Equipment, Instruments & Components–2.50%
Amphenol Corp. Class A	128,700	12,758,031
CDW Corp.	47,400	10,774,968
†Keysight Technologies, Inc.	8,062	1,282,584
Littelfuse, Inc.	5,800	1,551,848
TE Connectivity Ltd.	8,400	1,180,200
†Zebra Technologies Corp. Class A	4,700	1,284,651
		28,832,282
Energy Equipment & Services–0.92%
Halliburton Co.	208,250	7,528,238
Noble Corp. PLC	63,700	3,067,792
		10,596,030
Entertainment–1.96%
Electronic Arts, Inc.	10,600	1,450,186
Endeavor Group Holdings, Inc. Class A	62,100	1,473,633
†ROBLOX Corp. Class A	162,000	7,406,640
†Spotify Technology SA	57,800	10,861,198
†Take-Two Interactive Software, Inc.	8,700	1,400,265
		22,591,922
Food & Staples Retailing–0.68%
†BJ's Wholesale Club Holdings, Inc.	18,900	1,259,874
Casey's General Stores, Inc.	5,300	1,456,122
†Performance Food Group Co.	73,500	5,082,525
		7,798,521
Food Products–0.13%
Hershey Co.	8,200	1,528,808
		1,528,808
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies–6.06%
†Align Technology, Inc.	15,700	$4,301,800
†Dexcom, Inc.	134,000	16,628,060
†Globus Medical, Inc. Class A	43,200	2,302,128
†IDEXX Laboratories, Inc.	30,000	16,651,500
†Inspire Medical Systems, Inc.	8,000	1,627,440
†Insulet Corp.	28,713	6,230,147
†Lantheus Holdings, Inc.	18,400	1,140,800
†Masimo Corp.	15,700	1,840,197
†Novocure Ltd.	37,900	565,847
†Penumbra, Inc.	18,200	4,578,028
ResMed, Inc.	48,500	8,342,970
†Shockwave Medical, Inc.	15,500	2,953,680
STERIS PLC	12,250	2,693,162
		69,855,759
Health Care Providers & Services–3.16%
†Acadia Healthcare Co., Inc.	18,288	1,422,075
†Agilon Health, Inc.	59,800	750,490
Cardinal Health, Inc.	64,000	6,451,200
Cencora, Inc.	96,200	19,757,556
†Molina Healthcare, Inc.	17,200	6,214,532
†Tenet Healthcare Corp.	24,900	1,881,693
		36,477,546
Health Care Technology–0.92%
†Veeva Systems, Inc. Class A	54,904	10,570,118
		10,570,118
Hotels, Restaurants & Leisure–6.19%
†Caesars Entertainment, Inc.	30,473	1,428,574
Churchill Downs, Inc.	27,500	3,710,575
Darden Restaurants, Inc.	26,600	4,370,380
Domino's Pizza, Inc.	10,500	4,328,415
†DoorDash, Inc. Class A	91,700	9,068,213
†DraftKings, Inc. Class A	207,062	7,298,935
Hilton Worldwide Holdings, Inc.	69,400	12,637,046
Hyatt Hotels Corp. Class A	9,500	1,238,895
†MGM Resorts International	28,200	1,259,976
Restaurant Brands International, Inc.	22,404	1,750,425
†Royal Caribbean Cruises Ltd.	29,800	3,858,802
Vail Resorts, Inc.	4,100	875,227
Wingstop, Inc.	19,700	5,054,626
Wynn Resorts Ltd.	16,700	1,521,537
Yum! Brands, Inc.	99,300	12,974,538
		71,376,164
Household Durables–0.52%
†NVR, Inc.	862	6,034,388
		6,034,388
Household Products–0.10%
Church & Dwight Co., Inc.	11,700	1,106,352
		1,106,352
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Independent Power and Renewable Electricity Producers–0.13%
Vistra Corp.	40,200	$1,548,504
		1,548,504
Industrial REITs–0.11%
Rexford Industrial Realty, Inc.	22,300	1,251,030
		1,251,030
Insurance–2.63%
†Arch Capital Group Ltd.	100,100	7,434,427
Arthur J Gallagher & Co.	48,581	10,924,895
Globe Life, Inc.	13,000	1,582,360
Hartford Financial Services Group, Inc.	33,300	2,676,654
Kinsale Capital Group, Inc.	11,400	3,817,974
†Ryan Specialty Holdings, Inc.	90,400	3,889,008
		30,325,318
Interactive Media & Services–1.06%
†Match Group, Inc.	88,867	3,243,645
†Pinterest, Inc. Class A	243,600	9,022,944
		12,266,589
IT Services–3.78%
†Cloudflare, Inc. Class A	121,600	10,124,416
†EPAM Systems, Inc.	5,141	1,528,625
†Gartner, Inc.	26,700	12,044,637
†Globant SA	6,300	1,499,274
†GoDaddy, Inc. Class A	35,200	3,736,832
†MongoDB, Inc.	26,700	10,916,295
†VeriSign, Inc.	5,700	1,173,972
†WEX, Inc.	13,200	2,568,060
		43,592,111
Life Sciences Tools & Services–4.98%
Agilent Technologies, Inc.	70,700	9,829,421
†Bio-Rad Laboratories, Inc. Class A	4,100	1,323,849
Bio-Techne Corp.	55,200	4,259,232
Bruker Corp.	41,700	3,064,116
†Charles River Laboratories International, Inc.	5,300	1,252,920
†ICON PLC	5,400	1,528,578
†IQVIA Holdings, Inc.	62,520	14,465,878
†Mettler-Toledo International, Inc.	6,900	8,369,424
†Repligen Corp.	13,227	2,378,215
West Pharmaceutical Services, Inc.	31,220	10,993,186
		57,464,819
Machinery–0.79%
Graco, Inc.	15,200	1,318,752
IDEX Corp.	5,825	1,264,666
Otis Worldwide Corp.	17,700	1,583,619
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
†RBC Bearings, Inc.	5,400	$1,538,406
Toro Co.	19,400	1,862,206
Westinghouse Air Brake Technologies Corp.	12,100	1,535,490
		9,103,139
Media–1.47%
Omnicom Group, Inc.	41,100	3,555,561
†Trade Desk, Inc. Class A	185,836	13,372,759
		16,928,320
Metals & Mining–0.13%
Steel Dynamics, Inc.	12,700	1,499,870
		1,499,870
Multiline Retail–0.70%
†Coupang, Inc.	399,100	6,461,429
†Ollie's Bargain Outlet Holdings, Inc.	21,400	1,624,046
		8,085,475
Oil, Gas & Consumable Fuels–3.36%
APA Corp.	98,900	3,548,532
Cheniere Energy, Inc.	95,800	16,354,018
Chesapeake Energy Corp.	11,200	861,728
Coterra Energy, Inc.	46,400	1,184,128
Diamondback Energy, Inc.	17,700	2,744,916
Hess Corp.	60,308	8,694,001
Magnolia Oil & Gas Corp. Class A	66,100	1,407,269
Matador Resources Co.	24,200	1,376,012
Permian Resources Corp.	188,400	2,562,240
		38,732,844
Personal Products–0.37%
†elf Beauty, Inc.	20,000	2,886,800
Estee Lauder Cos., Inc. Class A	9,400	1,374,750
		4,261,550
Professional Services–4.66%
Booz Allen Hamilton Holding Corp.	57,320	7,331,801
Broadridge Financial Solutions, Inc.	37,300	7,674,475
†Ceridian HCM Holding, Inc.	14,921	1,001,497
Equifax, Inc.	7,600	1,879,404
†FTI Consulting, Inc.	8,300	1,652,945
KBR, Inc.	39,200	2,172,072
Paychex, Inc.	110,600	13,173,566
Paycom Software, Inc.	11,650	2,408,288
†Paylocity Holding Corp.	19,200	3,165,120
Verisk Analytics, Inc.	55,496	13,255,775
		53,714,943
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development–0.44%
†CoStar Group, Inc.	57,600	$5,033,664
		5,033,664
Residential REITs–0.14%
Equity LifeStyle Properties, Inc.	22,200	1,565,988
		1,565,988
Retail REITs–0.26%
Simon Property Group, Inc.	21,400	3,052,496
		3,052,496
Road & Rail–1.64%
Landstar System, Inc.	8,000	1,549,200
Old Dominion Freight Line, Inc.	39,200	15,888,936
†Saia, Inc.	3,400	1,489,948
		18,928,084
Semiconductors & Semiconductor Equipment–4.20%
†Enphase Energy, Inc.	13,200	1,744,248
Entegris, Inc.	35,000	4,193,700
†First Solar, Inc.	8,100	1,395,468
†Lattice Semiconductor Corp.	70,500	4,863,795
Microchip Technology, Inc.	153,564	13,848,402
MKS Instruments, Inc.	8,000	822,960
Monolithic Power Systems, Inc.	17,500	11,038,650
†ON Semiconductor Corp.	29,600	2,472,488
†Onto Innovation, Inc.	16,500	2,522,850
Skyworks Solutions, Inc.	13,700	1,540,154
Teradyne, Inc.	37,200	4,036,944
		48,479,659
Software–12.68%
†ANSYS, Inc.	22,300	8,092,224
†Appfolio, Inc. Class A	11,100	1,922,964
†AppLovin Corp. Class A	37,600	1,498,360
Bentley Systems, Inc. Class B	65,650	3,425,617
†Bill Holdings, Inc.	12,400	1,011,716
=†πCanva, Inc.	607	647,463
†Confluent, Inc. Class A	83,703	1,958,650
†Crowdstrike Holdings, Inc. Class A	79,295	20,245,599
=†πDatabricks, Inc.	29,136	2,251,047
†Datadog, Inc. Class A	111,018	13,475,365
†Descartes Systems Group, Inc.	29,700	2,496,582
†DoubleVerify Holdings, Inc.	43,382	1,595,590
†Dynatrace, Inc.	93,088	5,090,983
†Elastic NV	24,500	2,761,150
†Fair Isaac Corp.	10,100	11,756,501
†Fortinet, Inc.	19,200	1,123,776
†HubSpot, Inc.	18,759	10,890,350
†Manhattan Associates, Inc.	23,700	5,103,084
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Monday.com Ltd.	14,300	$2,685,683
†nCino, Inc.	44,667	1,502,151
†Nutanix, Inc. Class A	53,000	2,527,570
†Palantir Technologies, Inc. Class A	754,200	12,949,614
†Procore Technologies, Inc.	25,174	1,742,544
†PTC, Inc.	30,951	5,415,187
†Samsara, Inc. Class A	117,500	3,922,150
=†πSNYK Ltd.	62,548	635,488
=†πTanium, Inc. Class B	26,961	132,379
†Tyler Technologies, Inc.	14,200	5,937,304
†Workiva, Inc.	14,100	1,431,573
†Zscaler, Inc.	54,000	11,964,240
		146,192,904
Specialized REITs–0.49%
CubeSmart	37,100	1,719,585
Lamar Advertising Co. Class A	37,006	3,932,998
		5,652,583
Specialty Retail–4.68%
†AutoZone, Inc.	918	2,373,590
†Burlington Stores, Inc.	19,600	3,811,808
†Five Below, Inc.	23,800	5,073,208
†Floor & Decor Holdings, Inc. Class A	26,400	2,945,184
†Restoration Hardware, Inc.	4,200	1,224,216
Ross Stores, Inc.	124,300	17,201,877
Tractor Supply Co.	43,400	9,332,302
†Ulta Beauty, Inc.	21,353	10,462,756
Williams-Sonoma, Inc.	7,800	1,573,884
		53,998,825
Technology Hardware, Storage & Peripherals–0.43%
†Pure Storage, Inc. Class A	73,500	2,621,010
†Super Micro Computer, Inc.	8,300	2,359,358
		4,980,368
Textiles, Apparel & Luxury Goods–0.18%
†Skechers USA, Inc. Class A	34,000	2,119,560
		2,119,560
Trading Companies & Distributors–2.01%
Fastenal Co.	150,800	9,767,316
Ferguson PLC	15,800	3,050,506
†SiteOne Landscape Supply, Inc.	22,500	3,656,250
United Rentals, Inc.	7,250	4,157,295
Watsco, Inc.	6,000	2,570,820
		23,202,187
Total Common Stock (Cost $782,061,929)		1,141,190,072
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCKS–0.90%
=†πCanva, Inc. Series A	36	$38,400
=†πCanva, Inc. Series A-3	1	1,066
=†πCaris Life Sciences, Inc. Series D	107,248	390,383
=†πDatabricks, Inc. Series F	61,884	4,781,158
=†πDatabricks, Inc. Series G	6,699	517,565
=†πDatabricks, Inc. Series H	16,050	1,240,023
=†πDatarobot, Inc. Series G	43,773	214,050
=†πRappi, Inc. Series E	27,648	628,162
=†πSNYK Ltd. Series F	104,823	1,065,002
=†πSocure, Inc. Series A	17,170	107,312
=†πSocure, Inc. Series A-1	14,092	88,075
=†πSocure, Inc. Series B	255	1,594
=†πSocure, Inc. Series E	32,664	204,150
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCKS (continued)
=†πTanium, Inc. Series G	234,645	$1,152,107
Total Convertible Preferred Stocks (Cost $9,934,202)		10,429,047

MONEY MARKET FUND–0.30%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	3,421,716	3,421,716
Total Money Market Fund (Cost $3,421,716)		3,421,716

TOTAL INVESTMENTS–100.15% (Cost $795,417,847)	1,155,040,835
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.15%)	(1,756,069)
NET ASSETS APPLICABLE TO 41,040,740 SHARES OUTSTANDING–100.00%	$1,153,284,766
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($765,685,413 / 26,582,742 Shares)	$28.804
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($387,599,353 / 14,457,998 Shares)	$26.809
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$693,566,872
Distributable earnings/(accumulated loss)	459,717,894
TOTAL NET ASSETS	$1,153,284,766

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
πRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2023, the aggregate value of restricted securities was $14,183,724, which represented 1.23% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances)
with respect to these securities.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund-9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
Restricted Securities
Investment	Date of Acquisition	Cost	Value
Canva, Inc.	8/16/2021	$1,034,657	$647,463
Canva, Inc. Series A	11/4/2021	61,371	38,400
Canva, Inc. Series A-3	11/4/2021	1,705	1,066
Caris Life Sciences, Inc. Series D	5/11/2021	868,709	390,383
Databricks, Inc.	7/24/2020	466,419	2,251,047
Databricks, Inc. Series F	10/22/2019	885,940	4,781,158
Databricks, Inc. Series G	2/1/2021	396,063	517,565
Databricks, Inc. Series H	9/1/2021	1,179,420	1,240,023
Datarobot, Inc. Series G	6/11/2021	1,197,647	214,050
Rappi, Inc. Series E	9/8/2020	1,651,858	628,162
SNYK Ltd.	9/3/2021	897,220	635,488
SNYK Ltd. Series F	9/3/2021	1,495,342	1,065,002
Socure, Inc.	12/22/2021	227,017	88,300
Socure, Inc. Series A	12/22/2021	275,898	107,312
Socure, Inc. Series A-1	12/22/2021	226,439	88,075
Socure, Inc. Series B	12/22/2021	4,097	1,594
Socure, Inc. Series E	10/27/2021	524,865	204,150
Tanium, Inc. Class B	9/24/2020	307,226	132,379
Tanium, Inc. Series G	8/16/2015	1,164,848	1,152,107
Total		$12,866,741	$14,183,724

★Includes $1,710,547 payable for securities purchased, $814,189 payable for fund shares redeemed, $11,689 other accrued expenses payable,
$740,203 due to manager and affiliates, $29,476 payable for audit fee and $35,294 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$8,669,018
Foreign taxes withheld	(25,489)
8,643,529
EXPENSES:
Management fees	7,283,633
Distribution fees-Service Class	885,253
Shareholder servicing fees	311,577
Accounting and administration expenses	204,155
Professional fees	68,327
Trustees’ fees and expenses	39,246
Reports and statements to shareholders	32,073
Custodian fees	11,116
Pricing fees	3,864
Consulting fees	2,997
Other	40,890
8,883,131
Less:
Management fees waived	(162,202)
Total operating expenses	8,720,929
NET INVESTMENT LOSS	(77,400)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	124,865,963
Foreign currencies	561
Net realized gain	124,866,524
Net change in unrealized appreciation (depreciation) of investments	81,408,908
NET REALIZED AND UNREALIZED GAIN	206,275,432
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$206,198,032
See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(77,400)	$(24,890)
Net realized gain (loss)	124,866,524	(23,570,433)
Net change in unrealized appreciation (depreciation)	81,408,908	(290,197,460)
Net increase (decrease) in net assets resulting from operations	206,198,032	(313,792,783)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(234,102)	(87,807,310)
Service Class	—	(45,407,661)
Return of capital:
Standard Class	—	(74,969)
Service Class	—	(37,660)
	(234,102)	(133,327,600)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	57,046,811	179,216,524
Service Class	37,468,631	44,580,127
Reinvestment of dividends and distributions:
Standard Class	234,102	87,882,279
Service Class	—	45,445,321
	94,749,544	357,124,251
Cost of shares redeemed:
Standard Class	(110,728,661)	(133,701,948)
Service Class	(48,670,964)	(53,845,524)
	(159,399,625)	(187,547,472)
Increase (decrease) in net assets derived from capital share transactions	(64,650,081)	169,576,779
NET INCREASE (DECREASE) IN NET ASSETS	141,313,849	(277,543,604)
NET ASSETS:
Beginning of year	1,011,970,917	1,289,514,521
End of year	$1,153,284,766	$1,011,970,917
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$23.777	$36.260	$36.647	$29.717	$23.259
Income (loss) from investment operations:
Net investment income (loss)[1]	0.020	0.022	(0.135)	(0.012)	0.058
Net realized and unrealized gain (loss)	5.016	(9.040)	5.240	9.016	8.512
Total from investment operations	5.036	(9.018)	5.105	9.004	8.570
Less dividends and distributions from:
Net investment income	(0.009)	(0.001)	(0.005)	—	(0.047)
Net realized gain	—	(3.461)	(5.487)	(2.074)	(2.065)
Return of capital	—	(0.003)	—	—	—
Total dividends and distributions	(0.009)	(3.465)	(5.492)	(2.074)	(2.112)
Net asset value, end of period	$28.804	$23.777	$36.260	$36.647	$29.717
Total return[2]	21.17%	(24.52% )	13.84%	31.69%	37.40%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$765,685	$680,842	$837,074	$786,921	$688,038
Ratio of expenses to average net assets	0.72%	0.73%	0.71%	0.73%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.75%	0.73%	0.74%	0.75%
Ratio of net investment income (loss) to average net assets	0.08%	0.08%	(0.35% )	(0.04% )	0.21%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.06%	0.06%	(0.37% )	(0.05% )	0.20%
Portfolio turnover	46%	38%	36%	53%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$22.179	$34.219	$34.939	$28.489	$22.385
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.042)	(0.044)	(0.219)	(0.085)	(0.012)
Net realized and unrealized gain (loss)	4.672	(8.535)	4.991	8.609	8.181
Total from investment operations	4.630	(8.579)	4.772	8.524	8.169
Less dividends and distributions from:
Net investment income	—	0.003	(0.005)	—	—
Net realized gain	—	(3.461)	(5.487)	(2.074)	(2.065)
Return of capital	—	(0.003)	—	—	—
Total dividends and distributions	—	(3.461)	(5.492)	(2.074)	(2.065)
Net asset value, end of period	$26.809	$22.179	$34.219	$34.939	$28.489
Total return[2]	20.87%	(24.71% )	13.56%	31.37%	37.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$387,599	$331,129	$452,441	$409,360	$322,875
Ratio of expenses to average net assets	0.97%	0.98%	0.96%	0.98%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	1.00%	0.98%	0.99%	1.00%
Ratio of net investment (loss) to average net assets	(0.17% )	(0.17% )	(0.60% )	(0.29% )	(0.04% )
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.19% )	(0.19% )	(0.62% )	(0.30% )	(0.05% )
Portfolio turnover	46%	38%	36%	53%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize the value of your shares (capital appreciation).
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.70% of the next $200 million; and 0.65% of the Fund’s average daily net assets in excess of $400 million.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$86,412
Legal	14,147
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $20,027 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$632,248
Distribution fees payable to LFD	80,167
Shareholder servicing fees payable to Lincoln Life	27,788
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$497,154,612
Sales	561,605,230
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$800,810,609
Aggregate unrealized appreciation of investments	$386,558,758
Aggregate unrealized depreciation of investments	(32,328,532)
Net unrealized appreciation of investments	$354,230,226
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$24,494,773	$—	$—	$24,494,773
Airlines	878,838	—	—	878,838
Banks	5,387,844	—	—	5,387,844
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Beverages	$11,654,434	$—	$—	$11,654,434
Biotechnology	28,311,426	—	—	28,311,426
Building Products	18,168,916	—	—	18,168,916
Capital Markets	46,397,837	—	—	46,397,837
Chemicals	7,831,704	—	—	7,831,704
Commercial Services & Supplies	49,526,724	—	—	49,526,724
Communications Equipment	3,966,224	—	—	3,966,224
Construction & Engineering	9,197,183	—	—	9,197,183
Construction Materials	2,750,907	—	—	2,750,907
Containers & Packaging	1,152,312	—	—	1,152,312
Distributors	6,060,392	—	—	6,060,392
Diversified Consumer Services	4,278,557	—	—	4,278,557
Diversified Financial Services	38,836,107	—	—	38,836,107
Diversified Telecommunication Services	—	—	88,300	88,300
Electrical Equipment	23,458,874	—	—	23,458,874
Electronic Equipment, Instruments & Components	28,832,282	—	—	28,832,282
Energy Equipment & Services	10,596,030	—	—	10,596,030
Entertainment	22,591,922	—	—	22,591,922
Food & Staples Retailing	7,798,521	—	—	7,798,521
Food Products	1,528,808	—	—	1,528,808
Health Care Equipment & Supplies	69,855,759	—	—	69,855,759
Health Care Providers & Services	36,477,546	—	—	36,477,546
Health Care Technology	10,570,118	—	—	10,570,118
Hotels, Restaurants & Leisure	71,376,164	—	—	71,376,164
Household Durables	6,034,388	—	—	6,034,388
Household Products	1,106,352	—	—	1,106,352
Independent Power and Renewable Electricity Producers	1,548,504	—	—	1,548,504
Industrial REITs	1,251,030	—	—	1,251,030
Insurance	30,325,318	—	—	30,325,318
Interactive Media & Services	12,266,589	—	—	12,266,589
IT Services	43,592,111	—	—	43,592,111
Life Sciences Tools & Services	57,464,819	—	—	57,464,819
Machinery	9,103,139	—	—	9,103,139
Media	16,928,320	—	—	16,928,320
Metals & Mining	1,499,870	—	—	1,499,870
Multiline Retail	8,085,475	—	—	8,085,475
Oil, Gas & Consumable Fuels	38,732,844	—	—	38,732,844
Personal Products	4,261,550	—	—	4,261,550
Professional Services	53,714,943	—	—	53,714,943
Real Estate Management & Development	5,033,664	—	—	5,033,664
Residential REITs	1,565,988	—	—	1,565,988
Retail REITs	3,052,496	—	—	3,052,496
Road & Rail	18,928,084	—	—	18,928,084
Semiconductors & Semiconductor Equipment	48,479,659	—	—	48,479,659
Software	142,526,527	—	3,666,377	146,192,904
Specialized REITs	5,652,583	—	—	5,652,583
Specialty Retail	53,998,825	—	—	53,998,825
Technology Hardware, Storage & Peripherals	4,980,368	—	—	4,980,368
Textiles, Apparel & Luxury Goods	2,119,560	—	—	2,119,560
Trading Companies & Distributors	23,202,187	—	—	23,202,187
Convertible Preferred Stocks	—	—	10,429,047	10,429,047
Money Market Fund	3,421,716	—	—	3,421,716
Total Investments	$1,140,857,111	$—	$14,183,724	$1,155,040,835
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2023.
Asset Type	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (c)
Common Stock	$3,754,677	Recent Transaction	#	#
		Market Comparable Companies	Enterprise Value to Sales Multiple (b)	5.7x-29.0x (N/A)
		Market Comparable Companies	Enterprise Value to Gross Profit Multiple (b)	7.1x-35.1x (N/A)
		Market Comparable Companies	Discount for Lack of Marketability (a)	10% (N/A)
Convertible Preferred Stock	$10,429,047	Recent Transaction	#	#
		Market Comparable Companies	Enterprise Value to Sales Multiple (b)	4.3x-29.0x (N/A)
		Market Comparable Companies	Enterprise Value to Gross Profit Multiple (b)	5.0x-35.1x (N/A)
		Market Comparable Companies	Enterprise Value to Gross Merchandise Value Multiple (b)	0.5x-0.6x (N/A)
		Market Comparable Companies	Enterprise Value to EBITDA multiple (b)	14.5x-23.1x (N/A)
		Market Comparable Companies	Discount for Lack of Marketability (a)	10% (N/A)
		Market Comparable Companies	Projected future value discount rate (a)	15% (N/A)
		Market Comparable Companies	Projected future value discount rate term	3 years (N/A)
		Market Comparable Companies	Present Value Factor	0.658 (N/A)
Total	$14,183,724
# The quantitative unobservable inputs within this category are based on recent transactions or valuation from a pricing service. There were no quantitative unobservable inputs significant to the valuation technique that were created by the fund’s management.

(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(c) Unobservable inputs were weighted by the relative fair value of the investments, where applicable.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balances as of 12/31/2022	Reclassifications	Purchases	Sales	Transfer In	Transfer Out	Accretion/ (amortization)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Balance as of 12/31/23	Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/23
Common Stock	$10,033,594	$—	$—	$(8,909,616)	$—	$—	$—	$7,107,621	$(4,476,922)	$3,754,677	$985,548
Convertible Preferred Stocks	8,938,871	—	—	—	—	—	—	—	1,490,176	10,429,047	1,490,176
Total	$18,972,465	$—	$—	$(8,909,616)	$—	$—	$—	$7,107,621	$(2,986,746)	$14,183,724	$2,475,724
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$234,102	$—
Long-term capital gains	—	133,214,971
Return of capital	—	112,629
Total	$234,102	$133,327,600
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$27,547
Undistributed long-term capital gains	105,460,121
Net unrealized appreciation	354,230,226
Distributable earnings/(accumulated loss)	$459,717,894
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to real estate investment trusts (REITs):
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$60,393	$(60,393)
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2023, the Fund utilized $20,802,215 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	2,194,252	6,499,309
Service Class	1,532,146	1,652,620
Shares reinvested:
Standard Class	8,293	3,826,744
Service Class	—	2,120,541
	3,734,691	14,099,214
Shares redeemed:
Standard Class	(4,253,877)	(4,777,534)
Service Class	(2,004,156)	(2,065,113)
	(6,258,033)	(6,842,647)
Net increase (decrease)	(2,523,342)	7,256,567
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-19

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented a partial advisory fee waiver through April 30, 2024.  The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-22

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an advisory fee waiver on assets over $750 million for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement.  The Board reviewed the services provided by T. Rowe and the reputation, resources and investment approach of T. Rowe.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP T. Rowe Price Structured Mid-Cap Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and ten-year periods, below the return of the Morningstar peer group median and above the return of the benchmark index for the three-year period and the same as the return of the Morningstar peer group median and above the return of the benchmark index for the five-year period.  The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which contains breakpoints and the fees charged to other registered funds managed by T. Rowe with similar investment strategies.  The Board considered that LFI compensates T. Rowe from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and T. Rowe, an unaffiliated third party.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LFI and T. Rowe, an unaffiliated third party, and that LFI compensates T. Rowe from its fees.  The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered other benefits to T. Rowe, such as including the Fund’s assets in its assets under management.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP T. Rowe Price Structured Mid-Cap Growth Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Structured Mid-Cap Growth Fund-28

LVIP U.S. Growth Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP U.S. Growth Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 15.02% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the U.S. Growth Blended Composite1, returned 18.05% and its broad-based benchmark index, the Russell 1000® Index2, returned 26.53%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index3 and the Bloomberg U.S. Treasury Index4 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index5 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index6 returned 26.3% during 2023, while the Nasdaq® Composite Index7 returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX)8, stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index9, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The LVIP U.S. Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to domestic equities and fixed income securities by investing in a combination of actively managed, passive index and multi-factor funds.
The performance of the Fund and its underlying funds were impacted by varied market conditions during 2023, most notably the dispersion of returns between growth and value styles.  From a return standpoint, domestic equities broadly outperformed fixed income on a relative basis.  During 2023, equity allocations to growth-oriented funds generally contributed positively to performance.  Conversely, equity allocations to value-oriented large and small cap actively managed funds generally detracted as they underperformed their respective equity indexes within the composite benchmark.  Within fixed income, allocations to short duration bonds detracted from Fund returns, however high yield bonds contributed to returns as they outperformed the fixed income index component of the Fund’s composite benchmark.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility and provide capital protection. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay reduced Fund volatility but had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments Corporation:	Alex Zeng Jay Shearon Lu Fan
Milliman Financial Risk Management LLC:	Jeff Greco Adam Schenck Maria Schiopu Ruby Shi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/23

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
U.S. Growth Blended Composite
Russell 1000® Index
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
5/1/15
12/31/23
$26,345
$19,897
$14,851
$14,533

This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Growth Allocation Managed Risk Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,851 for the
LVIP U.S. Growth Allocation Managed Risk Fund-1

LVIP U.S. Growth Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited) (continued)
Standard Class shares and to $14,533 for the Service Class shares. For comparison, look at how the U.S. Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $19,897 and $26,345, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 15.02%
Five Years	+ 6.15%
Inception (5/1/15)	+ 4.67%
Service Class Shares
One Year	+ 14.72%
Five Years	+ 5.88%
Inception (5/1/15)	+ 4.41%
1. The U.S. Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
4. The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
5.The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
6. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
7. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
8. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
9. The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP U.S. Growth Allocation Managed Risk Fund-2

LVIP U.S. Growth Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,062.80	0.30%	$1.56
Service Class Shares	1,000.00	1,061.40	0.55%	2.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP U.S. Growth Allocation Managed Risk Fund-3

LVIP U.S. Growth Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	96.50%
Investment Companies	96.50%
Equity Funds	67.26%
Fixed Income Funds	28.48%
Global Equity Fund	0.76%
Unaffiliated Investment	3.39%
Investment Company	3.39%
Money Market Fund	3.39%
Total Investments	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%
LVIP U.S. Growth Allocation Managed Risk Fund-4

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–96.50%
INVESTMENT COMPANIES–96.50%
Equity Funds–67.26%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Baron Growth Opportunities Fund	572,270	$43,274,499
LVIP Channing Small Cap Value Fund	1,605,811	18,238,798
LVIP Delaware U.S. Growth Fund	812,186	8,579,936
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	3,380,453	38,902,249
LVIP MFS Value Fund	5,061,974	256,161,209
LVIP SSGA Mid-Cap Index Fund	3,775,279	46,367,973
LVIP SSGA Nasdaq-100 Index Fund	1,012,729	12,061,604
LVIP SSGA S&P 500 Index Fund	11,843,731	313,278,534
LVIP SSGA Small-Cap Index Fund	2,256,514	70,191,130
LVIP T. Rowe Price Growth Stock Fund	4,656,547	237,930,948
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,118,974	61,034,920
LVIP Wellington SMID Cap Value Fund	3,876,495	98,327,292
		1,204,349,092
Fixed Income Funds–28.48%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	905,559	8,276,812
LVIP Delaware Bond Fund	15,007,177	176,004,169
LVIP JPMorgan Core Bond Fund	14,959,486	147,724,929
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP JPMorgan High Yield Fund	3,492,495	$33,981,972
LVIP PIMCO Low Duration Bond Fund	532,195	4,939,836
LVIP SSGA Bond Index Fund	13,149,207	131,570,965
LVIP SSGA Short-Term Bond Index Fund	751,110	7,416,459
		509,915,142
Global Equity Fund–0.76%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Real Estate Fund	1,806,865	13,571,358
		13,571,358
Total Affiliated Investments (Cost $1,412,656,842)		1,727,835,592

UNAFFILIATED INVESTMENT–3.39%
INVESTMENT COMPANY–3.39%
Money Market Fund–3.39%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	60,616,558	60,616,558
Total Unaffiliated Investment (Cost $60,616,558)		60,616,558

TOTAL INVESTMENTS–99.89% (Cost $1,473,273,400)	1,788,452,150
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	1,950,263
NET ASSETS APPLICABLE TO 158,127,926 SHARES OUTSTANDING–100.00%	$1,790,402,413

✧✧Standard Class shares.
LVIP U.S. Growth Allocation Managed Risk Fund-5

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
68	E-mini Russell 2000 Index	$6,962,180	$6,467,341	3/15/24	$494,839	$—
155	E-mini S&P 500 Index	37,355,000	36,115,246	3/15/24	1,239,754	—
36	E-mini S&P MidCap 400 Index	10,114,200	9,578,332	3/15/24	535,868	—
Total Futures Contracts					$2,270,461	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund-6

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Affiliated investments, at value	$1,727,835,592
Unaffiliated investments, at value	60,616,558
Cash collateral held at broker for futures contracts	2,814,600
Receivable for securities sold	294,917
Dividends and interest receivable	266,713
Prepaid expenses	7,827
TOTAL ASSETS	1,791,836,207
LIABILITIES:
Due to manager and affiliates	771,080
Payable for fund shares redeemed	304,038
Variation margin due to broker on futures contracts	296,672
Other accrued expenses payable	22,975
Payable for audit fee	22,140
Payable for fund accounting fee	16,889
TOTAL LIABILITIES	1,433,794
TOTAL NET ASSETS	$1,790,402,413
Affiliated investments, at cost	$1,412,656,842
Unaffiliated investments, at cost	60,616,558
Standard Class:
Net Assets	$16,914,082
Shares Outstanding	1,491,840
Net Asset Value Per Share	$11.338
Service Class:
Net Assets	$1,773,488,331
Shares Outstanding	156,636,086
Net Asset Value Per Share	$11.322
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,647,827,481
Distributable earnings/(accumulated loss)	142,574,932
TOTAL NET ASSETS	$1,790,402,413
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund-7

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from affiliated investments	$25,729,805
Dividends from unaffiliated investments	2,981,621
28,711,426
EXPENSES:
Management fees	4,187,373
Distribution fees-Service Class	4,147,979
Shareholder servicing fees	485,735
Accounting and administration expenses	209,710
Professional fees	74,477
Trustees’ fees and expenses	61,144
Reports and statements to shareholders	27,754
Custodian fees	24,072
Consulting fees	6,267
Pricing fees	413
Other	42,856
9,267,780
Less:
Management fees waived	(167,495)
Total operating expenses	9,100,285
NET INVESTMENT INCOME	19,611,141
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(37,876,593)
Sale of unaffiliated investments	225,215
Distributions from affiliated investment companies	38,812,652
Futures contracts	(24,158,886)
Net realized loss	(22,997,612)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	241,374,898
Futures contracts	(4,991,482)
Net change in unrealized appreciation (depreciation)	236,383,416
NET REALIZED AND UNREALIZED GAIN	213,385,804
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$232,996,945
See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$19,611,141	$16,862,553
Net realized gain (loss)	(22,997,612)	40,133,200
Net change in unrealized appreciation (depreciation)	236,383,416	(469,354,203)
Net increase (decrease) in net assets resulting from operations	232,996,945	(412,358,450)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(256,205)	(933,379)
Service Class	(22,829,341)	(101,673,602)
Return of capital:
Standard Class	—	(19,679)
Service Class	—	(2,253,896)
	(23,085,546)	(104,880,556)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,416,847	2,520,697
Service Class	87,137,204	116,599,682
Reinvestment of dividends and distributions:
Standard Class	256,205	953,058
Service Class	22,829,341	103,927,498
	111,639,597	224,000,935
Cost of shares redeemed:
Standard Class	(1,638,281)	(1,707,378)
Service Class	(143,270,886)	(113,386,774)
	(144,909,167)	(115,094,152)
Increase (decrease) in net assets derived from capital share transactions	(33,269,570)	108,906,783
NET INCREASE (DECREASE) IN NET ASSETS	176,641,829	(408,332,223)
NET ASSETS:
Beginning of year	1,613,760,584	2,022,092,807
End of year	$1,790,402,413	$1,613,760,584
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund-8

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.008	$13.421	$12.092	$11.393	$10.250
Income (loss) from investment operations:
Net investment income[1]	0.150	0.138	0.137	0.140	0.172
Net realized and unrealized gain (loss)	1.354	(2.840)	1.717	0.822	1.570
Total from investment operations	1.504	(2.702)	1.854	0.962	1.742
Less dividends and distributions from:
Net investment income	(0.174)	(0.155)	(0.358)	(0.202)	(0.177)
Net realized gain	—	(0.541)	(0.167)	(0.061)	(0.422)
Total dividends and distributions	(0.174)	(0.711)	(0.525)	(0.263)	(0.599)
Net asset value, end of period	$11.338	$10.008	$13.421	$12.092	$11.393
Total return[2]	15.02%	(20.13% )	15.37%	8.50%	17.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,914	$14,915	$17,656	$14,053	$17,450
Ratio of expenses to average net assets[3]	0.30%	0.29%	0.29%	0.29%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.30%	0.30%	0.43%
Ratio of net investment income to average net assets	1.41%	1.23%	1.05%	1.25%	1.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.40%	1.22%	1.04%	1.24%	1.42%
Portfolio turnover	24%	22%	15%	30%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver/reimbursed by the manager. Performance would have been lower had the waiver/reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund-9

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.997	$13.406	$12.081	$11.385	$10.248
Income (loss) from investment operations:
Net investment income[1]	0.123	0.110	0.104	0.112	0.144
Net realized and unrealized gain (loss)	1.350	(2.835)	1.714	0.820	1.567
Total from investment operations	1.473	(2.725)	1.818	0.932	1.711
Less dividends and distributions from:
Net investment income	(0.148)	(0.128)	(0.326)	(0.175)	(0.152)
Net realized gain	—	(0.541)	(0.167)	(0.061)	(0.422)
Total dividends and distributions	(0.148)	(0.684)	(0.493)	(0.236)	(0.574)
Net asset value, end of period	$11.322	$9.997	$13.406	$12.081	$11.385
Total return[2]	14.72%	(20.33% )	15.08%	8.24%	16.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,773,488	$1,598,845	$2,004,437	$1,743,766	$1,498,376
Ratio of expenses to average net assets[3]	0.55%	0.54%	0.54%	0.54%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.55%	0.55%	0.68%
Ratio of net investment income to average net assets	1.16%	0.98%	0.80%	1.00%	1.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.15%	0.97%	0.79%	0.99%	1.17%
Portfolio turnover	24%	22%	15%	30%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver/reimbursed by the manager. Performance would have been lower had the waiver/reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund-10

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed  to be a shareholder  of any other series. These financial statements  and the related notes pertain to the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders.  The Trust is an open-end  investment company. The Fund is a diversified management investment company registered  under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln  Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign  stocks,  bonds and money market instruments. A significant  portion  of the Underlying Funds employ  a passive investment style (i.e. index funds). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded  futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP U.S. Growth Allocation Managed Risk Fund-11

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.    LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$134,829
Legal	22,079
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,171 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$358,196
Distribution fees payable to LFD	369,602
Shareholder servicing fees payable to Lincoln Life	43,282
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-96.50%@
Equity Funds-67.26%@
✧✧LVIP Baron Growth Opportunities Fund	$37,294,878	$3,649,639	$3,806,615	$115,813	$6,020,784	$—	$43,274,499	572,270	$—	$594,602
✧✧LVIP Channing Small Cap Value Fund	14,917,254	2,541,142	2,211,816	75,465	2,922,228	(5,475)	18,238,798	1,605,811	118,169	—
LVIP U.S. Growth Allocation Managed Risk Fund-12

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
✧✧‡LVIP Delaware U.S. Growth Fund	$—	$8,151,475	$61,391	$916	$488,936	$—	$8,579,936	812,186	$—	$—
✧✧LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	32,003,419	8,161,161	4,256,925	(290,382)	3,284,976	—	38,902,249	3,380,453	598,502	1,800,280
✧✧LVIP MFS Value Fund	231,076,604	42,610,781	17,182,563	(486,589)	142,976	—	256,161,209	5,061,974	4,406,286	14,973,102
✧✧LVIP SSGA Mid-Cap Index Fund	39,125,357	8,766,995	5,008,898	(42,715)	3,527,234	—	46,367,973	3,775,279	606,928	2,438,739
✧✧LVIP SSGA Nasdaq-100 Index Fund	10,167,628	369,922	3,376,125	(8,874)	4,909,053	—	12,061,604	1,012,729	51,167	—
✧✧LVIP SSGA S&P 500 Index Fund	279,934,328	20,192,251	43,527,455	3,054,540	53,624,870	—	313,278,534	11,843,731	4,257,449	7,608,605
✧✧LVIP SSGA Small-Cap Index Fund	56,424,248	11,923,892	6,682,804	(628,136)	9,153,930	—	70,191,130	2,256,514	827,138	668,749
✧✧LVIP T. Rowe Price Growth Stock Fund	205,522,909	6,406,987	60,655,596	(2,627,852)	89,284,500	—	237,930,948	4,656,547	—	—
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	55,124,527	3,407,432	8,470,238	(16,120)	10,988,465	854	61,034,920	2,118,974	18,589	—
✧✧LVIP Wellington SMID Cap Value Fund	79,435,206	29,540,437	14,096,579	486,416	2,961,812	—	98,327,292	3,876,495	885,617	10,728,575
Fixed Income Funds-28.48%@
×,✧✧LVIP Western Asset Core Bond Fund	134,040,417	7,576,148	139,646,425	(27,210,163)	25,240,023	—	—	—	62,438	—
✧✧LVIP BlackRock Inflation Protected Bond Fund	7,842,328	1,143,187	917,281	(160,778)	367,072	2,284	8,276,812	905,559	198,297	—
✧✧LVIP Delaware Bond Fund	134,814,262	48,006,268	11,010,644	(2,555,019)	6,733,643	15,659	176,004,169	15,007,177	5,462,437	—
✧✧‡LVIP JPMorgan Core Bond Fund	—	143,140,562	2,390,511	(2,592)	6,977,470	—	147,724,929	14,959,486	2,284,479	—
✧✧LVIP JPMorgan High Yield Fund	34,556,660	3,253,870	5,949,479	(852,520)	2,973,441	—	33,981,972	3,492,495	1,578,667	—
✧✧LVIP PIMCO Low Duration Bond Fund	34,038,644	682,670	30,358,731	(838,843)	1,266,106	149,990	4,939,836	532,195	169,640	—
✧✧LVIP SSGA Bond Index Fund	122,602,867	28,175,614	22,418,374	(3,963,796)	7,174,654	—	131,570,965	13,149,207	3,609,024	—
✧✧LVIP SSGA Short-Term Bond Index Fund	7,117,495	928,914	772,553	(41,692)	184,295	—	7,416,459	751,110	226,146	—
Global Equity Fund-0.76%@
✧✧LVIP BlackRock Real Estate Fund	15,507,123	2,546,640	5,754,764	(1,883,672)	3,148,430	7,601	13,571,358	1,806,865	368,832	—
Total	$1,531,546,154	$381,175,987	$388,555,767	$(37,876,593)	$241,374,898	$170,913	$1,727,835,592		$25,729,805	$38,812,652

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2022.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$381,175,988
Sales	388,555,771
LVIP U.S. Growth Allocation Managed Risk Fund-13

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,519,070,853
Aggregate unrealized appreciation of investments and derivatives	$302,307,642
Aggregate unrealized depreciation of investments and derivatives	(32,926,348)
Net unrealized appreciation of investments and derivatives	$269,381,294
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$1,727,835,592	$—	$—	$1,727,835,592
Unaffiliated Investment Company	60,616,558	—	—	60,616,558
Total Investments	$1,788,452,150	$—	$—	$1,788,452,150
Derivatives:
Assets:
Futures Contracts	$2,270,461	$—	$—	$2,270,461
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, straddle losses and Non-Real Estate Investment Trusts (REITs).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$23,085,546	$42,076,460
Long-term capital gains	—	60,530,521
Return of capital	—	2,273,575
Total	$23,085,546	$104,880,556
LVIP U.S. Growth Allocation Managed Risk Fund-14

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$266,203
Capital loss carryforward	(23,009,130)
Other temporary differences	(104,063,435)
Net unrealized appreciation	269,381,294
Distributable earnings/(accumulated loss)	$142,574,932
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$54,297	$(54,297)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$19,890,476	$3,118,654	$23,009,130
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	133,528	227,181
Service Class	8,237,073	10,354,540
Shares reinvested:
Standard Class	22,502	94,043
Service Class	2,007,681	10,270,898
	10,400,784	20,946,662
Shares redeemed:
Standard Class	(154,466)	(146,467)
Service Class	(13,546,246)	(10,209,200)
	(13,700,712)	(10,355,667)
Net increase (decrease)	(3,299,928)	10,590,995
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in
LVIP U.S. Growth Allocation Managed Risk Fund-15

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$2,270,461	Variation margin due to broker on futures contracts	$—

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(24,158,886)	$(4,991,482)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$31,823,602	$60,835,677
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP U.S. Growth Allocation Managed Risk Fund-16

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund-17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP U.S. Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP U.S. Growth Allocation Managed Risk Fund–18

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and Milliman provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of each Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP U.S. Growth Allocation Managed Risk Fund-19

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LFI had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Fund. In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the U.S. Growth Blended Composite. The Board concluded that the services provided by LFI were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024. The Board noted that the net investment management fee of the Fund was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LFI management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LFI compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP U.S. Growth Allocation Managed Risk Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP U.S. Growth Allocation Managed Risk Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP U.S. Growth Allocation Managed Risk Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP U.S. Growth Allocation Managed Risk Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP U.S. Growth Allocation Managed Risk Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP U.S. Growth Allocation Managed Risk Fund-25

LVIP Vanguard Allocation Funds
LVIP Vanguard Bond Allocation Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Vanguard Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Vanguard Allocation Funds
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
The LVIP Vanguard Bond Allocation Fund returned 6.00% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned 5.53%.
The LVIP Vanguard Domestic Equity ETF Fund returned 25.22% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 3000® Index2, returned 25.96%.
The LVIP Vanguard International Equity ETF Fund returned 15.36% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI All Country World ex USA Index (net dividends)3, returned 15.62%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be close or at the end of its rate hiking cycle. Fixed income returns finished positive in 2023 despite the unprecedented bear bond market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index4 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index5 returned 13.4%, as credit spreads narrowed and default rates remained relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index6 returned 26.3% during 2023, while the Nasdaq®Composite Index7 returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX)8, stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of
18.2% as measured by the MSCI EAFE® Net Total Return USD Index9, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The LVIP Vanguard Bond Allocation Fund operates under a fund of funds structure. The Fund, under normal circumstances, invests its assets in mutual funds and exchange-traded funds sponsored by The Vanguard Group, Inc. Currently approximately 30% of the Fund’s portfolio invests in the Vanguard Core Bond Fund and approximately 70% of the Fund’s portfolio invests in exchange-traded funds of the Vanguard ETFs series, which, in turn, invest in U.S. and foreign fixed income securities (debt obligations). During the calendar year 2023, the Fund outperformed the benchmark, in part due to its allocation to non-U.S. dollar denominated bonds which performed well in 2023. Additionally, an overweight to the corporate sector benefitted performance as corporate spreads narrowed significantly for the year.
The LVIP Vanguard Domestic Equity ETF Fund is a domestic all cap equity ETF fund. The Fund invests predominately in Vanguard equity exchange-traded funds across a broad range of domestic asset classes. The Fund maintained similar exposures to its benchmark in calendar year 2023 and achieved performance results in line with the benchmark.
The LVIP Vanguard International Equity ETF Fund operates under a fund of funds structure.  It currently consists of seven Vanguard equity exchange-traded funds and one money market fund. The Fund is rebalanced back to its target allocations on a quarterly basis and target allocations are reviewed annually. During the calendar year 2023, the Fund underperformed the benchmark mainly due to fees. A modest overweight to the Real Estate sector detracted from relative performance but was largely offset by an overweight to Japan.
Portfolio Managers:
Lincoln Financial Investments Corporation:
 Maria Ma
Michael Hoppe
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Vanguard Allocation Funds-1

LVIP Vanguard Allocation Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP Vanguard Bond Allocation Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Bond Allocation Fund - Service Class
MSCI ACWI ex USA Index (net dividends)
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
12/31/13
12/31/23
$11,965
$11,343
$11,063

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Bond Allocation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,343 for the Standard Class shares and to $11,063 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,965. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 6.00%
Five Years	+ 0.59%
Ten Years	+ 1.27%
Service Class Shares
One Year	+ 5.73%
Five Years	+ 0.33%
Ten Years	+ 1.02%
LVIP Vanguard Domestic Equity ETF Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Service Class
Russell 3000® Index
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
12/31/13
12/31/23
$29,641
$28,625
$27,919

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Domestic Equity ETF Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $28,625 for the Standard Class shares and to $27,919 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $29,641. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 25.22%
Five Years	+ 14.84%
Ten Years	+ 11.09%
Service Class Shares
One Year	+ 24.91%
Five Years	+ 14.55%
Ten Years	+ 10.81%
LVIP Vanguard Allocation Funds-2

LVIP Vanguard Allocation Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP Vanguard International Equity ETF Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Vanguard International Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Service Class
MSCI ACWI ex USA Index (net dividends)
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
12/31/13
12/31/23
$14,809
$14,561
$14,443

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard International Equity ETF Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,809 for the Standard Class shares and to $14,443 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,561. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 15.36%
Five Years	+ 7.11%
Ten Years	+ 4.00%
Service Class Shares
One Year	+ 15.07%
Five Years	+ 6.84%
Ten Years	+ 3.74%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
2. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investible U.S. equity market.
3.The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of stocks from 23 developed markets and emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.
4.The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
5. The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
6.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
7.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
8.The CBOE Volatility Index (VIX) is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
9. The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Vanguard Allocation Funds-3

LVIP Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP Vanguard Bond Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,034.60	0.31%	$1.59
Service Class Shares	1,000.00	1,033.30	0.56%	2.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,022.30	0.56%	2.85
LVIP Vanguard Domestic Equity ETF Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,081.70	0.26%	$1.36
Service Class Shares	1,000.00	1,080.30	0.51%	2.67
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP Vanguard International Equity ETF Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,054.80	0.27%	$1.40
Service Class Shares	1,000.00	1,053.40	0.52%	2.69
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.50	0.52%	2.65

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Vanguard Allocation Funds-4

LVIP Vanguard Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Vanguard Bond Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.65%
Fixed Income Funds	99.85%
Money Market Fund	0.80%
Total Investments	100.65%
Liabilities Net of Receivables and Other Assets	(0.65%)
Total Net Assets	100.00%
LVIP Vanguard Domestic Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.55%
Equity Funds	100.15%
Money Market Fund	0.40%
Total Investments	100.55%
Liabilities Net of Receivables and Other Assets	(0.55%)
Total Net Assets	100.00%
LVIP Vanguard International Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.17%
International Equity Funds	100.11%
Money Market Fund	0.06%
Total Investments	100.17%
Liabilities Net of Receivables and Other Assets	(0.17%)
Total Net Assets	100.00%
LVIP Vanguard Allocation Funds-5

LVIP Vanguard Bond Allocation Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.65%
Fixed Income Funds–99.85%
Vanguard Core Bond Fund	19,723,750	$358,577,783
Vanguard Intermediate-Term Bond ETF	1,740,152	132,912,810
Vanguard Long-Term Bond ETF	2,023,152	150,886,676
Vanguard Mortgage-Backed Securities ETF	3,028,974	140,423,235
Vanguard Short-Term Bond ETF	3,036,372	233,861,371
Vanguard Total International Bond ETF	3,603,891	177,906,079
		1,194,567,954
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–0.80%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	9,608,077	$9,608,077
		9,608,077
Total Investment Companies (Cost $1,345,572,583)		1,204,176,031

TOTAL INVESTMENTS–100.65% (Cost $1,345,572,583)	1,204,176,031
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.65%)	(7,748,027)
NET ASSETS APPLICABLE TO 129,825,522 SHARES OUTSTANDING–100.00%	$1,196,428,004
NET ASSET VALUE PER SHARE–LVIP VANGUARD BOND ALLOCATION FUND STANDARD CLASS ($237,906,277 / 25,801,468 Shares)	$9.221
NET ASSET VALUE PER SHARE–LVIP VANGUARD BOND ALLOCATION FUND SERVICE CLASS ($958,521,727 / 104,024,054 Shares)	$9.214
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,363,644,478
Distributable earnings/(accumulated loss)	(167,216,474)
TOTAL NET ASSETS	$1,196,428,004

★Includes $7,758,007 payable for securities purchased, $127,701 payable for fund shares redeemed, $8,888 other accrued expenses payable,
$477,369 due to manager and affiliates, $18,188 payable for audit fee and $11,578 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-6

LVIP Vanguard Domestic Equity ETF Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.55%
Equity Funds–100.15%
Vanguard Dividend Appreciation ETF	538,303	$91,726,831
Vanguard Mega Cap 300 Growth ETF	934,911	242,618,754
Vanguard Mega Cap 300 Value ETF	1,976,563	216,176,695
Vanguard Mid-Cap Growth ETF	181,401	39,830,218
Vanguard Mid-Cap Value ETF	271,052	39,305,250
Vanguard Real Estate ETF	122,901	10,859,532
Vanguard Small-Cap Growth ETF	157,145	37,992,947
Vanguard Small-Cap Value ETF	207,841	37,405,145
Vanguard Total Stock Market ETF	1,324,968	314,308,909
		1,030,224,281
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–0.40%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	4,104,598	$4,104,598
		4,104,598
Total Investment Companies (Cost $509,399,988)		1,034,328,879

TOTAL INVESTMENTS–100.55% (Cost $509,399,988)	1,034,328,879
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.55%)	(5,699,273)
NET ASSETS APPLICABLE TO 32,437,673 SHARES OUTSTANDING–100.00%	$1,028,629,606
NET ASSET VALUE PER SHARE–LVIP VANGUARD DOMESTIC EQUITY ETF FUND STANDARD CLASS ($516,503,519 / 16,273,937 Shares)	$31.738
NET ASSET VALUE PER SHARE–LVIP VANGUARD DOMESTIC EQUITY ETF FUND SERVICE CLASS ($512,126,087 / 16,163,736 Shares)	$31.684
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$509,354,854
Distributable earnings/(accumulated loss)	519,274,752
TOTAL NET ASSETS	$1,028,629,606

★Includes $4,653,123 payable for securities purchased, $1,271,649 payable for fund shares redeemed, $34,614 other accrued expenses payable, $303,165 due to manager and affiliates, $18,188 payable for audit fee and $10,537 payable for fund accounting fee as of December
31, 2023.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-7

LVIP Vanguard International Equity ETF Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.17%
International Equity Funds–100.11%
Vanguard FTSE All World ex-US Small-Cap ETF	268,227	$30,854,152
Vanguard FTSE All-World ex-US ETF	2,935,691	164,809,693
Vanguard FTSE Developed Markets ETF	3,090,679	148,043,524
Vanguard FTSE Emerging Markets ETF	1,885,973	77,513,490
Vanguard FTSE European ETF	1,246,310	80,362,069
Vanguard FTSE Pacific ETF	1,191,747	85,841,536
Vanguard Global ex-U.S. Real Estate ETF	586,825	24,992,877
		612,417,341
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–0.06%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	397,395	$397,395
		397,395
Total Investment Companies (Cost $536,259,501)		612,814,736

TOTAL INVESTMENTS–100.17% (Cost $536,259,501)	612,814,736
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.17%)	(1,051,012)
NET ASSETS APPLICABLE TO 52,268,948 SHARES OUTSTANDING–100.00%	$611,763,724
NET ASSET VALUE PER SHARE–LVIP VANGUARD INTERNATIONAL EQUITY ETF FUND STANDARD CLASS ($290,532,061 / 24,802,597 Shares)	$11.714
NET ASSET VALUE PER SHARE–LVIP VANGUARD INTERNATIONAL EQUITY ETF FUND SERVICE CLASS ($321,231,663 / 27,466,351 Shares)	$11.695
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$558,861,673
Distributable earnings/(accumulated loss)	52,902,051
TOTAL NET ASSETS	$611,763,724

★Includes $397,193 payable for securities purchased, $488,120 payable for fund shares redeemed, $20,207 other accrued expenses payable,
$181,435 due to manager and affiliates, $18,188 payable for audit fee and $10,486 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-8

LVIP Vanguard Allocation Funds
Statements of Operations
Year Ended December 31, 2023
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$41,110,440	$15,080,534	$19,251,184
EXPENSES:
Management fees	2,766,291	2,317,789	1,395,299
Distribution fees-Service Class	2,228,777	1,156,034	742,481
Shareholder servicing fees	320,890	268,864	161,855
Accounting and administration expenses	139,174	118,518	83,990
Professional fees	54,854	51,585	43,371
Trustees’ fees and expenses	40,270	33,513	20,274
Reports and statements to shareholders	24,239	16,240	20,124
Custodian fees	7,098	33,961	22,780
Consulting fees	3,053	2,929	2,640
Pricing fees	73	119	75
Other	20,879	22,078	14,651
	5,605,598	4,021,630	2,507,540
Less:
Management fees waived	—	(463,558)	(279,060)
Total operating expenses	5,605,598	3,558,072	2,228,480
NET INVESTMENT INCOME	35,504,842	11,522,462	17,022,704
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from investments	(9,051,126)	6,841,716	(5,996,889)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	54,895,558	—	—
Unaffiliated investments	(17,826,175)	189,832,391	69,076,621
Net change in unrealized appreciation (depreciation)	37,069,383	189,832,391	69,076,621
NET REALIZED AND UNREALIZED GAIN	28,018,257	196,674,107	63,079,732
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,523,099	$208,196,569	$80,102,436
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-9

LVIP Vanguard Allocation Funds
Statements of Changes in Net Assets
	LVIP Vanguard Bond Allocation Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$35,504,842	$20,021,283	$11,522,462	$10,061,961	$17,022,704	$13,294,138
Net realized gain (loss)	(9,051,126)	(15,307,557)	6,841,716	(757,843)	(5,996,889)	(7,149,098)
Net change in unrealized appreciation (depreciation)	37,069,383	(173,439,345)	189,832,391	(198,419,176)	69,076,621	(104,979,935)
Net increase (decrease) in net assets resulting from operations	63,523,099	(168,725,619)	208,196,569	(189,115,058)	80,102,436	(98,834,895)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,483,781)	(9,349,365)	(9,406,603)	(7,451,559)	(8,411,703)	(6,786,389)
Service Class	(28,025,035)	(38,399,890)	(8,207,851)	(6,575,405)	(8,599,308)	(7,110,418)
Return of capital:
Standard Class	(263)	—	—	—	—	(1,522)
Service Class	(1,088)	—	—	—	—	(1,844)
	(35,510,167)	(47,749,255)	(17,614,454)	(14,026,964)	(17,011,011)	(13,900,173)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	48,007,443	31,853,813	59,087,640	63,738,222	46,370,163	46,438,348
Service Class	139,722,224	86,141,029	69,805,535	63,356,319	44,498,007	45,494,621
Reinvestment of dividends and distributions:
Standard Class	7,484,044	9,349,365	9,406,603	7,451,559	8,411,703	6,787,911
Service Class	28,026,123	38,399,890	8,207,851	6,575,405	8,599,308	7,112,262
	223,239,834	165,744,097	146,507,629	141,121,505	107,879,181	105,833,142
Cost of shares redeemed:
Standard Class	(22,230,780)	(29,840,434)	(62,082,413)	(32,781,496)	(39,579,189)	(22,449,908)
Service Class	(83,657,865)	(126,934,103)	(83,767,951)	(72,309,928)	(47,998,402)	(37,547,867)
	(105,888,645)	(156,774,537)	(145,850,364)	(105,091,424)	(87,577,591)	(59,997,775)
Increase in net assets derived from capital share transactions	117,351,189	8,969,560	657,265	36,030,081	20,301,590	45,835,367
NET INCREASE (DECREASE) IN NET ASSETS	145,364,121	(207,505,314)	191,239,380	(167,111,941)	83,393,015	(66,899,701)
NET ASSETS:
Beginning of year	1,051,063,883	1,258,569,197	837,390,226	1,004,502,167	528,370,709	595,270,410
End of year	$1,196,428,004	$1,051,063,883	$1,028,629,606	$837,390,226	$611,763,724	$528,370,709
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-10

LVIP Vanguard Bond Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Bond Allocation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.981	$10.878	$11.206	$10.766	$10.268
Income (loss) from investment operations:
Net investment income[1]	0.312	0.195	0.160	0.168	0.267
Net realized and unrealized gain (loss)	0.228	(1.649)	(0.303)	0.444	0.501
Total from investment operations	0.540	(1.454)	(0.143)	0.612	0.768
Less dividends and distributions from:
Net investment income	(0.300)	(0.195)	(0.158)	(0.164)	(0.269)
Net realized gain	—	(0.248)	(0.027)	(0.008)	(0.001)
Total dividends and distributions	(0.300)	(0.443)	(0.185)	(0.172)	(0.270)
Net asset value, end of period	$9.221	$8.981	$10.878	$11.206	$10.766
Total return[2]	6.00%	(13.37% )	(1.29% )	5.68%	7.48%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$237,906	$199,220	$227,649	$188,656	$151,894
Ratio of expenses to average net assets[3]	0.31%	0.30%	0.28%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.30%	0.31%	0.31%
Ratio of net investment income to average net assets	3.41%	2.00%	1.45%	1.50%	2.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.41%	2.00%	1.43%	1.45%	2.44%
Portfolio turnover	4%	10%	88%	13%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-11

LVIP Vanguard Bond Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Bond Allocation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.976	$10.871	$11.201	$10.763	$10.268
Income (loss) from investment operations:
Net investment income[1]	0.288	0.171	0.132	0.140	0.240
Net realized and unrealized gain (loss)	0.228	(1.648)	(0.304)	0.443	0.500
Total from investment operations	0.516	(1.477)	(0.172)	0.583	0.740
Less dividends and distributions from:
Net investment income	(0.278)	(0.170)	(0.131)	(0.137)	(0.244)
Net realized gain	—	(0.248)	(0.027)	(0.008)	(0.001)
Total dividends and distributions	(0.278)	(0.418)	(0.158)	(0.145)	(0.245)
Net asset value, end of period	$9.214	$8.976	$10.871	$11.201	$10.763
Total return[2]	5.73%	(13.58% )	(1.54% )	5.42%	7.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$958,522	$851,844	$1,030,920	$923,509	$823,566
Ratio of expenses to average net assets[3]	0.56%	0.55%	0.53%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.55%	0.56%	0.56%
Ratio of net investment income to average net assets	3.16%	1.75%	1.20%	1.25%	2.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.16%	1.75%	1.18%	1.20%	2.19%
Portfolio turnover	4%	10%	88%	13%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-12

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$25.816	$32.366	$26.296	$22.284	$17.549
Income (loss) from investment operations:
Net investment income[1]	0.394	0.356	0.322	0.331	0.336
Net realized and unrealized gain (loss)	6.115	(6.431)	6.438	4.081	4.964
Total from investment operations	6.509	(6.075)	6.760	4.412	5.300
Less dividends and distributions from:
Net investment income	(0.400)	(0.352)	(0.379)	(0.329)	(0.334)
Net realized gain	(0.187)	(0.123)	(0.311)	(0.071)	(0.231)
Total dividends and distributions	(0.587)	(0.475)	(0.690)	(0.400)	(0.565)
Net asset value, end of period	$31.738	$25.816	$32.366	$26.296	$22.284
Total return[2]	25.22%	(18.74% )	25.74%	19.82%	30.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$516,504	$414,472	$473,107	$372,061	$283,135
Ratio of expenses to average net assets[3]	0.26%	0.26%	0.25%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.30%	0.31%	0.31%
Ratio of net investment income to average net assets	1.37%	1.28%	1.08%	1.47%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.32%	1.23%	1.03%	1.42%	1.59%
Portfolio turnover	10%	13%	13%	15%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-13

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$25.779	$32.314	$26.260	$22.262	$17.538
Income (loss) from investment operations:
Net investment income[1]	0.321	0.286	0.246	0.274	0.284
Net realized and unrealized gain (loss)	6.098	(6.416)	6.423	4.067	4.954
Total from investment operations	6.419	(6.130)	6.669	4.341	5.238
Less dividends and distributions from:
Net investment income	(0.327)	(0.282)	(0.304)	(0.272)	(0.283)
Net realized gain	(0.187)	(0.123)	(0.311)	(0.071)	(0.231)
Total dividends and distributions	(0.514)	(0.405)	(0.615)	(0.343)	(0.514)
Net asset value, end of period	$31.684	$25.779	$32.314	$26.260	$22.262
Total return[2]	24.91%	(18.95% )	25.42%	19.53%	29.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$512,126	$422,918	$531,395	$435,348	$375,597
Ratio of expenses to average net assets[3]	0.51%	0.51%	0.50%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.56%	0.55%	0.56%	0.56%
Ratio of net investment income to average net assets	1.12%	1.03%	0.83%	1.22%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.07%	0.98%	0.78%	1.17%	1.34%
Portfolio turnover	10%	13%	13%	15%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-14

LVIP Vanguard International Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.457	$12.901	$12.454	$11.453	$9.645
Income (loss) from investment operations:
Net investment income[1]	0.358	0.293	0.396	0.216	0.336
Net realized and unrealized gain (loss)	1.249	(2.441)	0.626	1.030	1.804
Total from investment operations	1.607	(2.148)	1.022	1.246	2.140
Less dividends and distributions from:
Net investment income	(0.350)	(0.284)	(0.364)	(0.245)	(0.332)
Net realized gain	—	(0.012)	(0.211)	—	—
Return of capital	—	(— )[2]	—	—	—
Total dividends and distributions	(0.350)	(0.296)	(0.575)	(0.245)	(0.332)
Net asset value, end of period	$11.714	$10.457	$12.901	$12.454	$11.453
Total return[3]	15.36%	(16.62% )	8.16%	10.89%	22.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$290,532	$245,817	$265,041	$213,262	$167,736
Ratio of expenses to average net assets[4]	0.27%	0.26%	0.26%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.31%	0.31%	0.32%	0.32%
Ratio of net investment income to average net assets	3.18%	2.66%	2.97%	2.02%	3.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.13%	2.61%	2.92%	1.97%	3.07%
Portfolio turnover	8%	6%	6%	19%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount rounds to less than $(0.001) per share.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-15

LVIP Vanguard International Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.443	$12.883	$12.440	$11.445	$9.641
Income (loss) from investment operations:
Net investment income[1]	0.329	0.265	0.361	0.189	0.309
Net realized and unrealized gain (loss)	1.245	(2.436)	0.626	1.024	1.801
Total from investment operations	1.574	(2.171)	0.987	1.213	2.110
Less dividends and distributions from:
Net investment income	(0.322)	(0.257)	(0.333)	(0.218)	(0.306)
Net realized gain	—	(0.012)	(0.211)	—	—
Return of capital	—	(— )[2]	—	—	—
Total dividends and distributions	(0.322)	(0.269)	(0.544)	(0.218)	(0.306)
Net asset value, end of period	$11.695	$10.443	$12.883	$12.440	$11.445
Total return[3]	15.07%	(16.83% )	7.89%	10.61%	21.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$321,232	$282,554	$330,229	$281,429	$255,198
Ratio of expenses to average net assets[4]	0.52%	0.51%	0.51%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.56%	0.56%	0.57%	0.57%
Ratio of net investment income to average net assets	2.93%	2.41%	2.72%	1.77%	2.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.88%	2.36%	2.67%	1.72%	2.82%
Portfolio turnover	8%	6%	6%	19%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount rounds to less than $(0.001) per share.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds-16

LVIP Vanguard Allocation Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Vanguard Bond Allocation Fund , LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP Vanguard Bond Allocation Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be those of The Vanguard Group, Inc. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments.
The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund operate under a fund of funds structure and invest a significant portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETFs investments, the Funds may invest in individual securities, such as money market instruments.
Financial statements for the Underlying Funds and the underlying ETFs can be found at www.sec.gov.
The investment objective of the LVIP Vanguard Bond Allocation Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.
The investment objective of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Vanguard Allocation Funds-17

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of each of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund's average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administrative	$88,869	$73,989	$44,827
Legal	14,559	12,125	7,341
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Printing and mailing	$11,931	$5,513	$12,723
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP Vanguard Allocation Funds-18

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, each Fund had liabilities payable to affiliates as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LFI	$248,933	$171,436	$100,626
Distribution fees payable to LFD	199,560	106,871	66,218
Shareholder servicing fees payable to Lincoln Life	28,876	24,858	14,591
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2023, were as follows:
LVIP Vanguard Bond Allocation Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-0.00%@
Fixed Income Fund-0.00%@
×Vanguard Core Bond Fund	$315,896,383	$—	$—	$—	$54,895,558	$—	—	$—	$—

@ As a percentage of Net Assets as of December 31, 2023.
× Issuer considered an unaffiliated investment of the Fund at December 31, 2023.
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$170,241,101	$93,755,798	$63,226,620
Sales	47,630,541	97,935,182	42,541,408
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$1,365,577,051	$517,284,100	$557,268,877
Aggregate unrealized appreciation of investments	$4,952,130	$517,117,735	$62,315,164
Aggregate unrealized depreciation of investments	(166,353,150)	(72,957)	(6,769,305)
Net Unrealized Appreciation (Depreciation) of investments	$(161,401,020)	$517,044,778	$55,545,859
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP Vanguard Allocation Funds-19

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
Level 1	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Investments:
Assets:
Investment Companies	$1,204,176,031	$1,034,328,879	$612,814,736
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and return of capital on investments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2023
Ordinary income	$35,508,816	$16,299,693	$17,011,011
Long-term capital gains	—	1,314,761	—
Return of capital	1,351	—	—
Total	$35,510,167	$17,614,454	$17,011,011
Year ended December 31, 2022
Ordinary income	$20,017,309	$10,141,059	$13,294,138
Long-term capital gains	27,731,946	3,885,905	602,669
Return of capital	—	—	3,366
Total	$47,749,255	$14,026,964	$13,900,173
LVIP Vanguard Allocation Funds-20

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Undistributed ordinary income	$—	$17,631	$11,693
Undistributed long-term capital gains	—	2,212,343	—
Capital loss carryforward	(5,815,457)	—	(2,655,501)
Other temporary differences	3	—	—
Net unrealized appreciation (depreciation)	(161,401,020)	517,044,778	55,545,859
Distributable earnings/(accumulated loss)	$(167,216,474)	$519,274,752	$52,902,051
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard International Equity ETF Fund
Short-Term	$1,777,222	$389,827
Long-Term	4,038,235	2,265,674
Total	$5,815,457	$2,655,501
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Vanguard Bond Allocation Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	5,251,961	3,275,039	2,043,966	2,335,933	4,109,477	4,359,115
Service Class	15,318,100	8,840,170	2,406,905	2,299,199	3,965,122	4,113,054
Shares reinvested:
Standard Class	807,778	1,030,050	296,902	292,973	718,826	654,582
Service Class	3,026,916	4,234,381	259,743	259,032	735,990	687,073
	24,404,755	17,379,640	5,007,516	5,187,137	9,529,415	9,813,824
Shares redeemed:
Standard Class	(2,441,812)	(3,049,975)	(2,121,567)	(1,191,857)	(3,532,481)	(2,051,694)
Service Class	(9,220,163)	(13,004,758)	(2,908,123)	(2,597,979)	(4,290,501)	(3,377,094)
	(11,661,975)	(16,054,733)	(5,029,690)	(3,789,836)	(7,822,982)	(5,428,788)
Net increase (decrease)	12,742,780	1,324,907	(22,174)	1,397,301	1,706,433	4,385,036
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
LVIP Vanguard Allocation Funds-21

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Vanguard Allocation Funds-22

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP Vanguard Bond Allocation Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust.
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP Vanguard Bond Allocation Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Vanguard Allocation Funds–23

LVIP Vanguard Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life and Morningstar provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters.  The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund.  In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating each Fund’s performance.  These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds.  The Board considered that LFI actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
LVIP Equity ETF Funds of Funds:  LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund
The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the three- and five-year periods, and below the return of the Morningstar peer group median and the benchmark index for the ten-year period.  The Board concluded that the services provided by LFI were satisfactory.
LVIP Vanguard Allocation Funds-24

LVIP Vanguard Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP Vanguard International Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was below the returns of the Morningstar peer group median and the benchmark index for the one- and five-year periods and below the return of the Morningstar peer group median and above the return of the benchmark index for the three- and ten-year periods.  The Board noted LFI’s belief that the Fund has the ability to meet its objective going forward.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund.  The Board considered that LFI had implemented an advisory fee waiver for each Fund through April 30, 2024.  The Board noted that the net investment management fee for each Fund was lower than the median net investment management fee of its respective Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee, was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an advisory fee waiver for each Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
LVIP Vanguard Bond Allocation Fund
The Board reviewed the LVIP Vanguard Bond Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg US Aggregate Bond Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, five- and ten-year periods and below the return of the Morningstar peer group median and above the return of the benchmark index for the three-year period.  The Board considered LFI’s view that the Fund’s portfolio construction prior to May 2021 had a shorter duration and higher quality bias relative to the peer group, which detracted from the Fund’s five-year performance.  The Board further noted that the Fund’s historical performance was in line with LFI’s expectations and consistent with market conditions and portfolio positioning.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds, for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP Vanguard Allocation Funds-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Vanguard Allocation Funds-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Vanguard Allocation Funds-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Vanguard Allocation Funds-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Vanguard Allocation Funds-29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Vanguard Allocation Funds-30

LVIP Wellington Capital Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Wellington Capital Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Capital Growth Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned 38.70% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 1000® Growth Index1, returned 42.68%.
U.S. equities rose in 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady gross domestic product (GDP) growth. The U.S. Federal Reserve (Fed) raised interest rates by 25 basis points four times through July, before holding rates steady through the remainder of the year, slowing its pace of policy tightening. U.S. equities advanced during the first quarter. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about reported earnings, future growth prospects and excitement surrounding the potential for generative artificial intelligence. U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond mega cap technology that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending Treasury yields lower and driving stocks higher.
The Fund underperformed its benchmark during the twelve-month period ended 31 December 2023. Security selection was the primary driver of relative underperformance, with weaker selection results coming from the health care, communication services, and consumer discretionary sectors. Sector allocation, a result of a bottom-up stock selection, also detracted from relative performance as the positive impact from the underweight to consumer staples was more than offset by the negative impact from the overweight to financials.
Top detractors from relative performance during the period included an overweight position in ZoomInfo Tech (communication services), an underweight position in electric vehicle (EV) manufacturer Tesla (consumer discretionary), and an off-benchmark allocation to oil-field services company Schlumberger (energy). The Fund maintained positions in ZoomInfo Tech and Tesla at the end of the period.
Top contributors to relative performance during the period included overweight positions in ride-sharing platform Uber Technologies and database management software company MongoDB, as well as not owning AbbVie, a large benchmark constituent that under performed in the period. The Fund maintained positions in Uber Technologies and MongoDB at year end.
At the end of the period, the Fund’s largest overweight allocations were to the financials and real estate sectors, while the largest underweights were to the consumer staples and consumer discretionary sectors.
The Fund did not utilize derivatives during the period.
Portfolio Manager:
Wellington Management Company LLP:
 Andrew J. Shilling
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Wellington Capital Growth Fund - Standard Class
Russell 1000® Growth Index
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
12/31/13
12/31/23
$39,972
$36,791

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Capital Growth Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $36,791. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $39,972. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 38.70%
Five Years	+ 16.98%
Ten Years	+ 13.91%
Service Class Shares
One Year	+ 38.35%
Five Years	+ 16.68%
Ten Years	+ 13.63%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Wellington Capital Growth Fund-1

LVIP Wellington Capital Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,092.60	0.70%	$3.69
Service Class Shares	1,000.00	1,091.20	0.95%	5.01
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.70%	$3.57
Service Class Shares	1,000.00	1,020.40	0.95%	4.84

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Wellington Capital Growth Fund-2

LVIP Wellington Capital Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.59%
Aerospace & Defense	1.56%
Automobiles	0.54%
Biotechnology	1.00%
Capital Markets	5.94%
Commercial Services & Supplies	1.54%
Consumer Finance	0.35%
Diversified Financial Services	7.85%
Entertainment	1.37%
Health Care Equipment & Supplies	1.10%
Health Care Providers & Services	2.92%
Health Care REITs	1.05%
Hotels, Restaurants & Leisure	2.73%
Industrial REITs	0.53%
Insurance	2.66%
Interactive Media & Services	10.90%
IT Services	2.73%
Life Sciences Tools & Services	1.76%
Machinery	0.26%
Multiline Retail	4.64%
Pharmaceuticals	4.06%
Professional Services	1.28%
Road & Rail	1.46%
Semiconductors & Semiconductor Equipment	9.99%
Software	19.34%
Specialized REITs	2.69%
Specialty Retail	1.51%
Technology Hardware, Storage & Peripherals	7.23%
Textiles, Apparel & Luxury Goods	0.60%
Money Market Fund	0.86%
Total Investments	100.45%
Liabilities Net of Receivables and Other Assets	(0.45%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	10.41%
Apple, Inc.	7.23%
Alphabet, Inc. Class C	5.94%
Amazon.com, Inc.	4.63%
NVIDIA Corp.	4.63%
Mastercard, Inc. Class A	4.30%
Meta Platforms, Inc. Class A	4.00%
UnitedHealth Group, Inc.	2.92%
Eli Lilly & Co.	2.44%
S&P Global, Inc.	1.80%
Total	48.30%

IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
LVIP Wellington Capital Growth Fund-3

LVIP Wellington Capital Growth Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.59%
Aerospace & Defense–1.56%
Airbus SE ADR	133,058	$5,132,047
General Dynamics Corp.	24,913	6,469,159
		11,601,206
Automobiles–0.54%
†Tesla, Inc.	16,037	3,984,874
		3,984,874
Biotechnology–1.00%
†Vertex Pharmaceuticals, Inc.	18,288	7,441,204
		7,441,204
Capital Markets–5.94%
ARES Management Corp. Class A	57,040	6,783,197
Blackstone, Inc.	25,842	3,383,235
KKR & Co., Inc.	69,695	5,774,231
Morgan Stanley	66,094	6,163,265
MSCI, Inc.	15,363	8,690,081
S&P Global, Inc.	30,268	13,333,659
		44,127,668
Commercial Services & Supplies–1.54%
†Copart, Inc.	151,655	7,431,095
Waste Connections, Inc.	26,844	4,007,004
		11,438,099
Consumer Finance–0.35%
American Express Co.	14,000	2,622,760
		2,622,760
Diversified Financial Services–7.85%
†FleetCor Technologies, Inc.	43,532	12,302,579
Global Payments, Inc.	37,926	4,816,602
Mastercard, Inc. Class A	74,904	31,947,305
Visa, Inc. Class A	35,407	9,218,212
		58,284,698
Entertainment–1.37%
†Netflix, Inc.	20,957	10,203,544
		10,203,544
Health Care Equipment & Supplies–1.10%
†Boston Scientific Corp.	77,849	4,500,451
Stryker Corp.	12,334	3,693,539
		8,193,990
Health Care Providers & Services–2.92%
UnitedHealth Group, Inc.	41,183	21,681,614
		21,681,614
Health Care REITs–1.05%
Welltower, Inc.	86,399	7,790,598
		7,790,598
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure–2.73%
†Airbnb, Inc. Class A	77,074	$10,492,854
Hilton Worldwide Holdings, Inc.	53,661	9,771,132
		20,263,986
Industrial REITs–0.53%
Prologis, Inc.	29,736	3,963,809
		3,963,809
Insurance–2.66%
Marsh & McLennan Cos., Inc.	37,032	7,016,453
Progressive Corp.	79,853	12,718,986
		19,735,439
Interactive Media & Services–10.90%
†Alphabet, Inc. Class C	313,120	44,128,001
†Meta Platforms, Inc. Class A	84,031	29,743,613
†ZoomInfo Technologies, Inc.	383,994	7,100,049
		80,971,663
IT Services–2.73%
†Gartner, Inc.	9,274	4,183,594
†MongoDB, Inc.	23,634	9,662,761
†Shopify, Inc. Class A	78,769	6,136,105
†VeriSign, Inc.	1,349	277,840
		20,260,300
Life Sciences Tools & Services–1.76%
Danaher Corp.	45,981	10,637,245
†Mettler-Toledo International, Inc.	2,022	2,452,605
		13,089,850
Machinery–0.26%
IDEX Corp.	8,892	1,930,542
		1,930,542
Multiline Retail–4.64%
†Amazon.com, Inc.	226,584	34,427,173
		34,427,173
Pharmaceuticals–4.06%
Eli Lilly & Co.	31,142	18,153,294
Zoetis, Inc.	60,918	12,023,386
		30,176,680
Professional Services–1.28%
TransUnion	138,813	9,537,841
		9,537,841
Road & Rail–1.46%
†Uber Technologies, Inc.	176,535	10,869,260
		10,869,260
Semiconductors & Semiconductor Equipment–9.99%
†Advanced Micro Devices, Inc.	69,177	10,197,382
LVIP Wellington Capital Growth Fund-4

LVIP Wellington Capital Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†ARM Holdings PLC	18,360	$1,379,662
ASML Holding NV	11,624	8,798,438
Microchip Technology, Inc.	77,424	6,982,096
Monolithic Power Systems, Inc.	19,740	12,451,597
NVIDIA Corp.	69,393	34,364,802
		74,173,977
Software–19.34%
†ANSYS, Inc.	20,408	7,405,655
†Atlassian Corp. Class A	42,986	10,224,650
†Cadence Design Systems, Inc.	23,080	6,286,300
†HubSpot, Inc.	14,032	8,146,137
Intuit, Inc.	21,200	13,250,636
Microsoft Corp.	205,726	77,361,205
†Salesforce, Inc.	36,464	9,595,137
†ServiceNow, Inc.	16,106	11,378,728
		143,648,448
Specialized REITs–2.69%
American Tower Corp.	56,684	12,236,942
Equinix, Inc.	9,563	7,701,944
		19,938,886
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–1.51%
TJX Cos., Inc.	119,318	$11,193,222
		11,193,222
Technology Hardware, Storage & Peripherals–7.23%
Apple, Inc.	279,079	53,731,080
		53,731,080
Textiles, Apparel & Luxury Goods–0.60%
†Lululemon Athletica, Inc.	8,748	4,472,765
		4,472,765
Total Common Stock (Cost $376,436,536)		739,755,176

MONEY MARKET FUND–0.86%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	6,383,000	6,383,000
Total Money Market Fund (Cost $6,383,000)		6,383,000

TOTAL INVESTMENTS–100.45% (Cost $382,819,536)	746,138,176
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.45%)	(3,325,071)
NET ASSETS APPLICABLE TO 13,363,382 SHARES OUTSTANDING–100.00%	$742,813,105
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND STANDARD CLASS ($335,902,976 / 5,837,368 Shares)	$57.544
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND SERVICE CLASS ($406,910,129 / 7,526,014 Shares)	$54.067
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$349,691,057
Distributable earnings/(accumulated loss)	393,122,048
TOTAL NET ASSETS	$742,813,105

†Non-income producing.

★Includes $2,625,108 payable for securities purchased, $602,360 payable for fund shares redeemed, $8,977 other accrued expenses payable,
$491,172 due to manager and affiliates, $22,140 payable for audit fee and $25,517 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund-5

LVIP Wellington Capital Growth Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$4,835,315
Foreign taxes withheld	(19,354)
4,815,961
EXPENSES:
Management fees	4,620,846
Distribution fees-Service Class	956,627
Shareholder servicing fees	198,353
Accounting and administration expenses	137,116
Professional fees	50,663
Reports and statements to shareholders	29,877
Trustees’ fees and expenses	24,792
Custodian fees	7,687
Consulting fees	2,738
Pricing fees	2,067
Other	31,779
6,062,545
Less:
Management fees waived	(328,783)
Total operating expenses	5,733,762
NET INVESTMENT LOSS	(917,801)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	35,355,066
Foreign currencies	(5,288)
Net realized gain	35,349,778
Net change in unrealized appreciation (depreciation) of investments	187,054,429
NET REALIZED AND UNREALIZED GAIN	222,404,207
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$221,486,406
See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(917,801)	$(1,694,318)
Net realized gain	35,349,778	7,120,723
Net change in unrealized appreciation (depreciation)	187,054,429	(312,052,808)
Net increase (decrease) in net assets resulting from operations	221,486,406	(306,626,403)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,655,757)	(53,520,154)
Service Class	(6,151,001)	(75,356,996)
	(10,806,758)	(128,877,150)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	26,056,027	40,150,775
Service Class	25,389,543	54,262,715
Reinvestment of dividends and distributions:
Standard Class	4,655,757	53,520,154
Service Class	6,151,001	75,356,996
	62,252,328	223,290,640
Cost of shares redeemed:
Standard Class	(48,313,293)	(32,309,550)
Service Class	(90,275,322)	(64,250,086)
	(138,588,615)	(96,559,636)
Increase (decrease) in net assets derived from capital share transactions	(76,336,287)	126,731,004
NET INCREASE (DECREASE) IN NET ASSETS	134,343,361	(308,772,549)
NET ASSETS:
Beginning of year	608,469,744	917,242,293
End of year	$742,813,105	$608,469,744
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund-6

LVIP Wellington Capital Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$42.127	$79.347	$74.780	$56.741	$43.556
Income (loss) from investment operations:
Net investment income (loss)[1]	0.003	(0.055)	(0.237)	(0.103)	(0.006)
Net realized and unrealized gain (loss)	16.216	(26.286)	13.140	23.994	17.676
Total from investment operations	16.219	(26.341)	12.903	23.891	17.670
Less dividends and distributions from:
Net realized gain	(0.802)	(10.879)	(8.336)	(5.852)	(4.485)
Total dividends and distributions	(0.802)	(10.879)	(8.336)	(5.852)	(4.485)
Net asset value, end of period	$57.544	$42.127	$79.347	$74.780	$56.741
Total return[2]	38.70%	(33.33% )	17.12%	43.03%	41.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$335,903	$260,526	$380,982	$333,154	$235,426
Ratio of expenses to average net assets	0.70%	0.71%	0.70%	0.71%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.74%	0.73%	0.74%	0.76%
Ratio of net investment (loss) to average net assets	—	(0.10% )	(0.29% )	(0.16% )	(0.01% )
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.05% )	(0.13% )	(0.32% )	(0.19% )	(0.04% )
Portfolio turnover	40%	38%	32%	27%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund-7

LVIP Wellington Capital Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$39.719	$75.915	$72.024	$54.949	$42.392
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.115)	(0.187)	(0.420)	(0.256)	(0.135)
Net realized and unrealized gain (loss)	15.265	(25.130)	12.647	23.183	17.177
Total from investment operations	15.150	(25.317)	12.227	22.927	17.042
Less dividends and distributions from:
Net realized gain	(0.802)	(10.879)	(8.336)	(5.852)	(4.485)
Total dividends and distributions	(0.802)	(10.879)	(8.336)	(5.852)	(4.485)
Net asset value, end of period	$54.067	$39.719	$75.915	$72.024	$54.949
Total return[2]	38.35%	(33.49% )	16.82%	42.67%	41.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$406,910	$347,944	$536,260	$529,852	$419,005
Ratio of expenses to average net assets	0.95%	0.96%	0.95%	0.96%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	0.99%	0.98%	0.99%	1.01%
Ratio of net investment (loss) to average net assets	(0.25% )	(0.35% )	(0.54% )	(0.41% )	(0.26% )
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.30% )	(0.38% )	(0.57% )	(0.44% )	(0.29% )
Portfolio turnover	40%	38%	32%	27%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund-8

LVIP Wellington Capital Growth Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Capital Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Wellington Capital Growth Fund-9

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,001 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the first $100 million of the Fund's average daily net assets; 0.70% of the next $150 million; 0.65% of the next $750 million; and 0.60% of the Fund's average daily net assets in excess of $1 billion.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.04% on the first $500 million of the Fund’s average daily net assets and 0.07% of the Fund’s average daily net assets in excess of $500 million.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$54,651
Legal	8,953
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Wellington Capital Growth Fund-10

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,339 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$387,803
Distribution fees payable to LFD	85,359
Shareholder servicing fees payable to Lincoln Life	18,010
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities purchases of $928,648.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$271,669,839
Sales	343,177,135
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$385,520,850
Aggregate unrealized appreciation of investments	$367,103,348
Aggregate unrealized depreciation of investments	(6,486,022)
Net unrealized appreciation of investments	$360,617,326
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Wellington Capital Growth Fund-11

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$739,755,176	$—	$—	$739,755,176
Money Market Fund	6,383,000	—	—	6,383,000
Total Investments	$746,138,176	$—	$—	$746,138,176
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$507,814	$419,348
Long-term capital gains	10,298,944	128,457,802
Total	$10,806,758	$128,877,150
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$426,188
Undistributed long-term capital gains	32,078,535
Other temporary differences	(1)
Net unrealized appreciation	360,617,326
Distributable earnings/(accumulated loss)	$393,122,048
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	526,260	705,767
Service Class	535,254	995,137
Shares reinvested:
Standard Class	89,306	1,258,409
Service Class	125,497	1,878,009
	1,276,317	4,837,322
Shares redeemed:
Standard Class	(962,544)	(581,280)
Service Class	(1,894,884)	(1,176,962)
	(2,857,428)	(1,758,242)
Net increase (decrease)	(1,581,111)	3,079,080
LVIP Wellington Capital Growth Fund-12

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington Capital Growth Fund-13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington Capital Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington Capital Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Wellington Capital Growth Fund–14

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024.  The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Wellington Capital Growth Fund-15

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreements between LFI and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Capital Growth Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement.  The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Wellington Capital Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods and above the return of the Morningstar peer group median and below return of the benchmark index for the five- and ten-year periods.  The Board noted LFI’s comments that underperformance over the one- and three- year periods relative to the benchmark was primarily due to negative security selection in the Information Technology and Consumer Discretionary sectors.  The Board also considered that LFI would continue to closely monitor performance. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the LVIP Wellington Capital Growth Fund’s subadvisory fee schedule, which contains breakpoints, and the fees charged to other registered funds subadvised by Wellington.  The Board considered that LFI compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LFI and Wellington, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LFI and Wellington, an unaffiliated third party, and that LFI compensates Wellington from its fees.  The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Wellington Capital Growth Fund-16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Wellington Capital Growth Fund-17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Wellington Capital Growth Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Wellington Capital Growth Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Wellington Capital Growth Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington Capital Growth Fund-21

LVIP Wellington SMID Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Wellington SMID Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington SMID Cap Value Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned 17.24% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 2500™ Value Index1, returned 15.98%.
U.S. equities rose during the twelve-month period ended 31 December 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady gross domestic product (GDP) growth. U.S. equities advanced during the first quarter. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the U.S. Federal Reserve (the Fed) would keep interest rates elevated for a prolonged period. U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year.
Returns varied during the period by market-cap. Large-cap stocks, as measured by the S&P 500® Index2, outperformed small-cap and mid-cap stocks as measured by the Russell 2000® Index4 and the S&P MidCap 400® Index3, respectively.
The Fund outperformed the benchmark during the twelve-month period ended 31 December 2023. Relative outperformance was driven by sector allocation, a residual of a bottom-up stock selection process, particularly, overweight allocations to financials, industrials, and information technology contributed to relative results. Security selection detracted from relative returns. Weak selection within financials, materials, and consumer discretionary was partially offset by stronger selection in industrials, information technology, and consumer staples.
Top contributors to relative performance during the period included overweight positions in Builders FirstSource (industrials), a supplier of building materials; Meritage Homes (consumer discretionary), a homebuilding company; and an out-of-benchmark position in PGT Innovations (industrials), a manufacturer and supplier of windows and doors. The Fund maintained its positions in Builders FirstSource and Meritage Homes but eliminated its position in PGT Innovations at the end of the period.
Top relative detractors during the period included out-of-benchmark positions in FMC (materials), an agricultural sciences company; and Ingevity (materials), a manufacturer of specialty chemicals and carbon materials; as well as an overweight position in James River Group (financials), a multi-line insurance company. The Fund maintained a position in all three names at the end of the period.
At the end of the period, the Fund’s largest overweight allocations were to the information technology, financials, and materials sectors, while the largest underweights were to the industrials, real estate, and consumer staples sectors.
The Fund did not utilize derivatives during the period.
Portfolio Manager:
Wellington Management Company LLP:
 Greg J. Garabedian
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Wellington Mid-Cap Value Fund - Standard Class
Russell 2500TM Value Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$21,017
$20,462

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington SMID Cap Value Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,017. For comparison, look at how the Russell 2500™ Value Index did over the same period. The same $10,000 investment would have increased to $20,462. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 17.24%
Five Years	+ 12.45%
Ten Years	+ 7.71%
Service Class Shares
One Year	+ 16.95%
Five Years	+ 12.17%
Ten Years	+ 7.44%
LVIP Wellington SMID Cap Value Fund-1

LVIP Wellington SMID Cap Value Fund
2023 Annual Report Commentary (unaudited) (continued)
1. The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The S&P MidCap 400®Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.
4. The Russell 2000®Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000®Index is a subset of the Russell 3000®Index, representing approximately 10% of the total market capitalization of the index.
LVIP Wellington SMID Cap Value Fund-2

LVIP Wellington SMID Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,079.10	0.79%	$4.14
Service Class Shares	1,000.00	1,077.70	1.04%	5.45
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.79%	$4.02
Service Class Shares	1,000.00	1,020.00	1.04%	5.30

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Wellington SMID Cap Value Fund-3

LVIP Wellington SMID Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.79%
Aerospace & Defense	1.09%
Auto Components	3.90%
Banks	12.33%
Building Products	3.74%
Chemicals	5.78%
Communications Equipment	3.18%
Construction & Engineering	0.95%
Consumer Finance	1.95%
Diversified Financial Services	1.71%
Electric Utilities	1.20%
Electronic Equipment, Instruments & Components	1.62%
Energy Equipment & Services	0.76%
Equity Real Estate Investment Trusts	1.52%
Food & Staples Retailing	1.69%
Gas Utilities	2.14%
Health Care Equipment & Supplies	5.42%
Health Care Providers & Services	1.30%
Hotels, Restaurants & Leisure	4.43%
Household Durables	2.09%
Industrial REITs	1.48%
Insurance	7.63%
Interactive Media & Services	2.74%
Machinery	3.96%
Metals & Mining	1.60%
Oil, Gas & Consumable Fuels	4.92%
Professional Services	1.17%
Retail REITs	3.00%
Road & Rail	2.11%
Semiconductors & Semiconductor Equipment	5.68%
Software	0.85%
Specialized REITs	1.53%
Specialty Retail	0.89%
Textiles, Apparel & Luxury Goods	1.83%
Trading Companies & Distributors	2.60%
Money Market Fund	1.24%
Total Investments	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Kemper Corp.	2.21%
Knight-Swift Transportation Holdings, Inc.	2.11%
Middleby Corp.	1.92%
Fortune Brands Innovations, Inc.	1.91%
Brixmor Property Group, Inc.	1.89%
MKS Instruments, Inc.	1.88%
Steven Madden Ltd.	1.83%
Builders FirstSource, Inc.	1.82%
Aegon Ltd.	1.80%
Gentex Corp.	1.78%
Total	19.15%

REIT–Real Estate Investment Trust
LVIP Wellington SMID Cap Value Fund-4

LVIP Wellington SMID Cap Value Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.79%
Aerospace & Defense–1.09%
Curtiss-Wright Corp.	17,316	$3,857,832
		3,857,832
Auto Components–3.90%
Gentex Corp.	193,151	6,308,312
†Goodyear Tire & Rubber Co.	304,045	4,353,924
†Visteon Corp.	25,219	3,149,853
		13,812,089
Banks–12.33%
Ameris Bancorp	94,145	4,994,392
Cadence Bank	195,998	5,799,581
Columbia Banking System, Inc.	199,902	5,333,385
First Citizens BancShares, Inc. Class A	1,590	2,256,162
New York Community Bancorp, Inc.	603,532	6,174,132
SouthState Corp.	63,132	5,331,498
Synovus Financial Corp.	141,487	5,326,986
†Triumph Financial, Inc.	34,723	2,784,090
Webster Financial Corp.	111,755	5,672,684
		43,672,910
Building Products–3.74%
†Builders FirstSource, Inc.	38,718	6,463,583
Fortune Brands Innovations, Inc.	88,883	6,767,552
		13,231,135
Chemicals–5.78%
Celanese Corp.	35,981	5,590,368
FMC Corp.	83,027	5,234,852
Huntsman Corp.	217,513	5,466,102
†Ingevity Corp.	88,788	4,192,569
		20,483,891
Communications Equipment–3.18%
†F5, Inc.	33,566	6,007,643
†Lumentum Holdings, Inc.	100,198	5,252,379
		11,260,022
Construction & Engineering–0.95%
†Fluor Corp.	86,162	3,374,966
		3,374,966
Consumer Finance–1.95%
Bread Financial Holdings, Inc.	102,634	3,380,764
†PRA Group, Inc.	134,348	3,519,918
		6,900,682
Diversified Financial Services–1.71%
Voya Financial, Inc.	83,203	6,070,491
		6,070,491
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities–1.20%
IDACORP, Inc.	43,287	$4,255,978
		4,255,978
Electronic Equipment, Instruments & Components–1.62%
†Flex Ltd.	187,942	5,724,713
		5,724,713
Energy Equipment & Services–0.76%
†Seadrill Ltd.	57,317	2,709,948
		2,709,948
Equity Real Estate Investment Trusts–1.52%
Essential Properties Realty Trust, Inc.	211,200	5,398,272
		5,398,272
Food & Staples Retailing–1.69%
†U.S. Foods Holding Corp.	131,444	5,968,872
		5,968,872
Gas Utilities–2.14%
ONE Gas, Inc.	57,076	3,636,883
Spire, Inc.	63,352	3,949,363
		7,586,246
Health Care Equipment & Supplies–5.42%
DENTSPLY SIRONA, Inc.	167,210	5,951,004
†ICU Medical, Inc.	36,568	3,647,292
†Integra LifeSciences Holdings Corp.	127,007	5,531,155
Teleflex, Inc.	16,257	4,053,520
		19,182,971
Health Care Providers & Services–1.30%
Encompass Health Corp.	69,090	4,609,685
		4,609,685
Hotels, Restaurants & Leisure–4.43%
†Denny's Corp.	266,312	2,897,474
International Game Technology PLC	143,444	3,931,800
†Planet Fitness, Inc. Class A	40,492	2,955,916
Wyndham Hotels & Resorts, Inc.	73,575	5,916,166
		15,701,356
Household Durables–2.09%
Century Communities, Inc.	39,563	3,605,772
Meritage Homes Corp.	21,784	3,794,773
		7,400,545
Industrial REITs–1.48%
First Industrial Realty Trust, Inc.	99,361	5,233,344
		5,233,344
LVIP Wellington SMID Cap Value Fund-5

LVIP Wellington SMID Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–7.63%
Aegon Ltd.	1,107,147	$6,377,167
Everest Group Ltd.	15,173	5,364,869
Hanover Insurance Group, Inc.	44,596	5,414,846
James River Group Holdings Ltd.	218,688	2,020,677
Kemper Corp.	161,177	7,844,485
		27,022,044
Interactive Media & Services–2.74%
†Cargurus, Inc.	170,200	4,112,032
†Taboola.com Ltd.	706,430	3,058,842
†ZoomInfo Technologies, Inc.	136,526	2,524,366
		9,695,240
Machinery–3.96%
Flowserve Corp.	90,133	3,715,282
John Bean Technologies Corp.	35,380	3,518,541
†Middleby Corp.	46,246	6,806,024
		14,039,847
Metals & Mining–1.60%
Reliance Steel & Aluminum Co.	20,244	5,661,842
		5,661,842
Oil, Gas & Consumable Fuels–4.92%
Chord Energy Corp.	26,375	4,384,316
Coterra Energy, Inc.	78,611	2,006,153
Diamondback Energy, Inc.	20,038	3,107,493
Marathon Oil Corp.	153,052	3,697,736
Ovintiv, Inc.	96,286	4,228,881
		17,424,579
Professional Services–1.17%
Leidos Holdings, Inc.	38,268	4,142,128
		4,142,128
Retail REITs–3.00%
Brixmor Property Group, Inc.	287,398	6,687,751
NETSTREIT Corp.	220,702	3,939,531
		10,627,282
Road & Rail–2.11%
Knight-Swift Transportation Holdings, Inc.	129,783	7,481,990
		7,481,990
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–5.68%
†Cirrus Logic, Inc.	54,858	$4,563,637
MKS Instruments, Inc.	64,829	6,668,959
Silicon Motion Technology Corp. ADR	67,663	4,145,712
†Synaptics, Inc.	41,686	4,755,539
		20,133,847
Software–0.85%
Progress Software Corp.	55,605	3,019,352
		3,019,352
Specialized REITs–1.53%
Gaming & Leisure Properties, Inc.	109,640	5,410,734
		5,410,734
Specialty Retail–0.89%
†Burlington Stores, Inc.	16,277	3,165,551
		3,165,551
Textiles, Apparel & Luxury Goods–1.83%
Steven Madden Ltd.	154,477	6,488,034
		6,488,034
Trading Companies & Distributors–2.60%
†AerCap Holdings NV	76,561	5,690,013
Air Lease Corp.	83,686	3,509,791
		9,199,804
Total Common Stock (Cost $287,601,209)		349,948,222

MONEY MARKET FUND–1.24%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	4,398,669	4,398,669
Total Money Market Fund (Cost $4,398,669)		4,398,669

TOTAL INVESTMENTS–100.03% (Cost $291,999,878)	354,346,891
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(122,616)
NET ASSETS APPLICABLE TO 14,006,608 SHARES OUTSTANDING–100.00%	$354,224,275
LVIP Wellington SMID Cap Value Fund-6

LVIP Wellington SMID Cap Value Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP WELLINGTON SMID CAP VALUE FUND STANDARD CLASS ($204,881,580 / 8,077,246 Shares)	$25.365
NET ASSET VALUE PER SHARE–LVIP WELLINGTON SMID CAP VALUE FUND SERVICE CLASS ($149,342,695 / 5,929,362 Shares)	$25.187
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$291,244,249
Distributable earnings/(accumulated loss)	62,980,026
TOTAL NET ASSETS	$354,224,275

†Non-income producing.

★Includes $231,154 payable for fund shares redeemed, $6,833 other accrued expenses payable, $244,431 due to manager and affiliates,
$22,140 payable for audit fee and $15,914 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund-7

LVIP Wellington SMID Cap Value Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$5,630,170
Foreign taxes withheld	(50,181)
5,579,989
EXPENSES:
Management fees	2,545,147
Distribution fees-Service Class	347,056
Shareholder servicing fees	93,013
Accounting and administration expenses	77,099
Professional fees	42,677
Reports and statements to shareholders	13,280
Trustees’ fees and expenses	11,633
Custodian fees	5,457
Consulting fees	2,455
Pricing fees	1,172
Other	14,540
3,153,529
Less:
Management fees waived	(280,551)
Total operating expenses	2,872,978
NET INVESTMENT INCOME	2,707,011
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	26,745,929
Foreign currencies	(1,273)
Net realized gain	26,744,656
Net change in unrealized appreciation (depreciation) of:
Investments	23,589,411
Foreign currencies	1,029
Net change in unrealized appreciation (depreciation)	23,590,440
NET REALIZED AND UNREALIZED GAIN	50,335,096
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,042,107
See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington SMID Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,707,011	$1,703,707
Net realized gain	26,744,656	25,527,506
Net change in unrealized appreciation (depreciation)	23,590,440	(62,585,772)
Net increase (decrease) in net assets resulting from operations	53,042,107	(35,354,559)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(24,406,112)	(20,889,980)
Service Class	(18,117,368)	(16,122,908)
	(42,523,480)	(37,012,888)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	35,779,525	18,127,965
Service Class	21,886,430	22,666,584
Reinvestment of dividends and distributions:
Standard Class	24,406,112	20,889,980
Service Class	18,117,368	16,122,908
	100,189,435	77,807,437
Cost of shares redeemed:
Standard Class	(30,583,916)	(42,347,146)
Service Class	(26,795,524)	(33,971,371)
	(57,379,440)	(76,318,517)
Increase in net assets derived from capital share transactions	42,809,995	1,488,920
NET INCREASE (DECREASE) IN NET ASSETS	53,328,622	(70,878,527)
NET ASSETS:
Beginning of year	300,895,653	371,774,180
End of year	$354,224,275	$300,895,653
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund-8

LVIP Wellington SMID Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington SMID Cap Value Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$24.760	$31.474	$25.906	$27.575	$22.929
Income (loss) from investment operations:
Net investment income[1]	0.244	0.180	0.139	0.190	0.265
Net realized and unrealized gain (loss)	3.760	(3.536)	7.094	(0.121)	6.599
Total from investment operations	4.004	(3.356)	7.233	0.069	6.864
Less dividends and distributions from:
Net investment income	(0.240)	(0.200)	(0.152)	(0.182)	(0.259)
Net realized gain	(3.159)	(3.158)	(1.513)	(1.533)	(1.959)
Return of capital	—	—	—	(0.023)	—
Total dividends and distributions	(3.399)	(3.358)	(1.665)	(1.738)	(2.218)
Net asset value, end of period	$25.365	$24.760	$31.474	$25.906	$27.575
Total return[2]	17.24%	(10.00% )	28.20%	1.77%	30.59%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$204,882	$168,753	$212,471	$153,274	$134,735
Ratio of expenses to average net assets	0.79%	0.79%	0.78%	0.83%	0.83%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.88%	0.88%	0.87%	0.92%	0.92%
Ratio of net investment income to average net assets	0.95%	0.64%	0.46%	0.85%	1.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.86%	0.55%	0.37%	0.76%	0.92%
Portfolio turnover	93%	85%	58%	77%	54%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund-9

LVIP Wellington SMID Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington SMID Cap Value Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$24.614	$31.316	$25.785	$27.469	$22.856
Income (loss) from investment operations:
Net investment income[1]	0.179	0.109	0.062	0.134	0.199
Net realized and unrealized gain (loss)	3.732	(3.519)	7.057	(0.134)	6.570
Total from investment operations	3.911	(3.410)	7.119	—	6.769
Less dividends and distributions from:
Net investment income	(0.179)	(0.134)	(0.075)	(0.134)	(0.197)
Net realized gain	(3.159)	(3.158)	(1.513)	(1.533)	(1.959)
Return of capital	—	—	—	(0.017)	—
Total dividends and distributions	(3.338)	(3.292)	(1.588)	(1.684)	(2.156)
Net asset value, end of period	$25.187	$24.614	$31.316	$25.785	$27.469
Total return[2]	16.95%	(10.23% )	27.88%	1.52%	30.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$149,343	$132,142	$159,303	$134,098	$125,178
Ratio of expenses to average net assets	1.04%	1.04%	1.03%	1.08%	1.08%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.13%	1.13%	1.12%	1.17%	1.17%
Ratio of net investment income to average net assets	0.70%	0.39%	0.21%	0.60%	0.76%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.61%	0.30%	0.12%	0.51%	0.67%
Portfolio turnover	93%	85%	58%	77%	54%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund-10

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington SMID Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
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LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2023, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,633 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 1.05% of the first $25 million of the Fund's average daily net assets; 0.95% of the next $25 million; 0.85% of the next $50 million; 0.75% of the next $150 million; and 0.70% of the Fund's average daily net assets in excess of $250 million.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.115% on the first $100 million of the Fund’s average daily net assets and 0.075% of the Fund’s average daily net assets in excess of $100 million.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$25,706
Legal	4,208
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
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LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,015 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$204,987
Distribution fees payable to LFD	30,957
Shareholder servicing fees payable to Lincoln Life	8,487
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2023, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$297,335,513
Sales	297,462,320
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$306,792,527
Aggregate unrealized appreciation of investments	$59,005,348
Aggregate unrealized depreciation of investments	(11,450,984)
Net unrealized appreciation of investments	$47,554,364
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
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LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$349,948,222	$—	$—	$349,948,222
Money Market Fund	4,398,669	—	—	4,398,669
Total Investments	$354,346,891	$—	$—	$354,346,891
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$16,215,287	$6,647,014
Long-term capital gains	26,308,193	30,365,874
Total	$42,523,480	$37,012,888
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$2,377,225
Undistributed long-term capital gains	13,048,438
Other temporary differences	(1)
Net unrealized appreciation	47,554,364
Distributable earnings/(accumulated loss)	$62,980,026
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	1,421,059	645,161
Service Class	856,671	794,120
Shares reinvested:
Standard Class	1,004,362	878,550
Service Class	751,788	683,886
	4,033,880	3,001,717
Shares redeemed:
Standard Class	(1,163,766)	(1,458,883)
Service Class	(1,047,601)	(1,196,495)
	(2,211,367)	(2,655,378)
Net increase	1,822,513	346,339
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LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
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LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington SMID Cap Value Fund-16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington SMID Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington SMID Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Wellington SMID Cap Value Fund–17

LVIP Wellington SMID Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group and the net expense ratio was lower than the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
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LVIP Wellington SMID Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington SMID Cap Value Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington SMID Cap Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell 2500® Value Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods, below the return of the Morningstar peer group median and above the return of the benchmark index for the three-year period and the same as the return of the Morningstar peer group median and above the return of the benchmark index for the ten-year period. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains a breakpoint, and the fees charged to other registered investment companies subadvised by Wellington. The Board considered that LFI compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LFI and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LFI and Wellington, an unaffiliated third party, and that LFI compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Wellington SMID Cap Value Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Wellington SMID Cap Value Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Wellington SMID Cap Value Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Wellington SMID Cap Value Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Wellington SMID Cap Value Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington SMID Cap Value Fund-24

LVIP Western Asset Core Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Western Asset Core Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Western Asset Core Bond Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Western Asset Management Company
The Fund returned 5.93% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned 5.53%.
In 2023, the LVIP Western Asset Core Bond Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Index, net of fees.
2023 was marked by market volatility, including a significant rise – and subsequent sharp fall – in U.S. Treasury yields as well as spread-tightening across spread sectors. The market digested shifting fundamental cross-currents including continued U.S. economic resilience, moderating inflation and a data-dependent U.S. Federal Reserve (Fed) outlook. During 1Q, developments in the regional banking sector came to the forefront when Silicon Valley Bank and Signature Bank were shut down after the banks failed to stem deposit outflows, but contagion risks were mitigated when the Federal Deposit Insurance Corporation guaranteed uninsured deposits. Midway through the year, strong economic momentum, continued signs of labor market tightness and higher federal funds rate expectations from Federal Open Market Committee (FOMC) members revived a “higher-for-longer” fed funds narrative. Concerns over U.S. Treasury (UST) supply also put upward pressure on long-term yields with the 30- and 10-year yields surpassing the 5% mark for the first time since the global financial crisis. However, softer inflation readings ultimately set the stage for the Fed to slow the pace of rate hikes and ultimately hold the federal funds target rate range steady at 5.25% to 5.50% during the last three meetings of the year. The Fed’s December “dot plot” showed the median FOMC member was expecting 75 basis points in rate cuts during 2024. During 4Q, optimism that the Fed might have succeeded in controlling inflation while averting an economic “hard landing”—coupled with the possibility of less restrictive policy rates next year—spurred UST yields to change course and plummet with the yield on the 10-year UST ultimately ending the year at 3.88%, close to where it began 2023.
The most significant contributor to the Fund’s performance was its overweight to investment-grade corporate credit as corporate bond spreads tightened. The Fund’s emerging markets exposure also significantly contributed as U.S. dollar-denominated emerging market bond spreads tightened over the period. The Fund’s exposure to structured products, including non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, was a net contributor to performance as structured product spreads generally tightened. Finally, the Fund’s tactical positioning in agency mortgage-backed securities and Treasury Inflation-Protected Securities slight contributed to performance.
In terms of detractors, interest rate positioning was the main detractor. The Fund was generally overweight duration relative to the benchmark, which detracted from performance as yields rose, particularly during the second and third quarters of the year. Its yield-curve positioning provided partial offset as yield curve segments fluctuated but the full yield curve (3-month to 30-year) ultimately flattened.
Interest rate derivatives, including futures, options and swaps, were used to tactically adjust the Fund’s duration and yield curve positioning. Credit index derivatives were used to adjust the Fund’s exposure to credit index spread levels.
Portfolio Managers:
Western Asset Management Company:	John Bellows S. Kenneth Leech Mark S. Lindbloom Frederick R. Marki Julien Scholnick
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/14/16 through 12/31/23

LVIP Western Asset Core Bond Fund - Standard Class
LVIP Western Asset Core Bond Fund - Service Class
Bloomberg U.S. Aggregate Bond Index
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
7/14/16
12/31/23
$10,604
$10,481
$10,339

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Western Asset Core Bond Fund shares on 7/14/16 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,481 for the Standard Class shares and to $10,339 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did from 7/14/16 through 12/31/23. The same $10,000 investment would have increased to $10,604. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Western Asset Core Bond Fund-1

LVIP Western Asset Core Bond Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 5.93%
Five Years	+ 0.94%
Inception (7/14/16)	+ 0.63%
Service Class Shares
One Year	+ 6.19%
Five Years	+ 0.79%
Inception (7/14/16)	+ 0.45%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP Western Asset Core Bond Fund-2

LVIP Western Asset Core Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,028.20	0.53%	$2.71
Service Class Shares	1,000.00	1,032.20	0.78%	4.00
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.53%	$2.70
Service Class Shares	1,000.00	1,021.30	0.78%	3.97

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Western Asset Core Bond Fund-3

LVIP Western Asset Core Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.71%
Agency Commercial Mortgage-Backed Securities	0.48%
Agency Mortgage-Backed Securities	29.87%
Corporate Bonds	33.65%
Aerospace & Defense	1.58%
Agriculture	0.62%
Airlines	0.15%
Apparel	0.11%
Auto Manufacturers	0.11%
Banks	10.63%
Beverages	0.56%
Biotechnology	0.03%
Building Materials	0.00%
Chemicals	0.44%
Commercial Services	0.34%
Cosmetics & Personal Care	0.18%
Diversified Financial Services	1.05%
Electric	0.67%
Electrical Components & Equipment	0.05%
Entertainment	0.17%
Food	0.21%
Forest Products & Paper	0.33%
Health Care Products	0.04%
Health Care Services	0.69%
Household Products Ware	0.01%
Housewares	0.02%
Insurance	0.22%
Internet	0.86%
Iron & Steel	0.34%
Lodging	0.25%
Machinery Diversified	0.07%
Media	1.66%
Mining	0.67%
Miscellaneous Manufacturing	0.17%
Oil & Gas	3.54%
Oil & Gas Services	0.03%
Pharmaceuticals	1.80%
Pipelines	2.54%
Retail	0.67%
Semiconductors	0.76%
Software	0.34%
Telecommunications	1.61%
Transportation	0.13%
Non-Agency Asset-Backed Securities	7.66%
Non-Agency Collateralized Mortgage Obligations	4.31%
Security Type/Sector	Percentage of Net Assets
Non-Agency Commercial Mortgage-Backed Securities	4.12%
Regional Bonds	0.15%
Sovereign Bonds	1.70%
U.S. Treasury Obligations	12.19%
Options Purchased	0.03%
Money Market Fund	2.16%
Short-Term Investment	1.21%
Total Investments	100.24%
Options Written	(0.04%)
Liabilities Net of Receivables and Other Assets	(0.20%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	47.39%
AAA	13.43%
AA	6.56%
A	15.45%
BBB	16.29%
BB	0.31%
B	0.08%
Non-Rated	0.49%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Western Asset Core Bond Fund-4

LVIP Western Asset Core Bond Fund
Schedule of Investments
December 31, 2023

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.71%
•Fannie Mae Connecticut Avenue Securities
Series 2021-R01 1M2 6.89% (SOFR30A + 1.55%) 10/25/41	310,000	$310,061
Series 2022-R03 1M2 8.84% (SOFR30A + 3.50%) 3/25/42	240,000	250,887
Fannie Mae REMICs
*•Series 2010-100 SV 1.18% (6.52% minus SOFR30A) 9/25/40	244,545	25,792
*Series 2012-101 BI 4.00% 9/25/27	2,854	50
Series 2012-118 VZ 3.00% 11/25/42	258,091	232,962
*•Series 2013-124 SB 0.50% (5.84% minus SOFR30A) 12/25/43	40,359	3,673
*•Series 2013-54 BS 0.70% (6.04% minus SOFR30A) 6/25/43	16,877	1,897
Series 2015-65 CZ 3.50% 9/25/45	267,618	224,183
*•Series 2016-61 BS 0.65% (5.99% minus SOFR30A) 9/25/46	308,953	20,610
*•Series 2017-76 SB 0.65% (5.99% minus SOFR30A) 10/25/57	257,561	28,441
*•Series 2017-85 SC 0.75% (6.09% minus SOFR30A) 11/25/47	55,124	5,156
Series 2020-47 GZ 2.00% 7/25/50	214,489	127,698
Series 2020-56 AQ 2.00% 8/25/50	600,000	464,831
*Series 2020-56 DI 2.50% 8/25/50	151,719	24,463
Series 2020-57 TA 2.00% 4/25/50	442,525	379,755
*Series 2020-73 KI 3.00% 10/25/50	135,453	23,023
*Series 2021-1 IG 2.50% 2/25/51	417,109	69,396
Series 2021-28 LB 2.00% 4/25/51	375,571	310,783
*Series 2021-3 QI 2.50% 2/25/51	537,617	81,252
*Series 2021-43 IO 2.50% 6/25/51	897,862	141,457
*Series 2021-44 MI 2.50% 7/25/51	181,157	30,962
*Series 2021-61 KI 2.50% 4/25/49	789,042	116,046
Series 2021-65 JA 2.00% 1/25/46	145,821	123,563
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
Series 2022-29 KZ 1.50% 6/25/42	409,608	$286,597
*Series 2022-86 IO 2.50% 5/25/50	564,910	78,660
*Series 2023-2 CI 2.00% 10/25/50	1,885,708	227,930
*Fannie Mae Strips
Series 427 C21 2.00% 3/25/50	830,321	99,729
Series 427 C73 3.00% 12/25/48	534,458	87,272
Freddie Mac REMICs
* 2.00% 3/25/51	797,992	118,277
*•Series 3973 SA 1.04% (6.38% minus SOFR30A) 12/15/41	122,933	13,539
Series 4793 CB 3.00% 5/15/48	147,693	132,158
Series 4793 CD 3.00% 6/15/48	99,956	89,368
Series 4813 CJ 3.00% 8/15/48	82,822	71,677
Series 4991 QV 2.00% 9/25/45	92,755	74,381
*Series 5010 IK 2.50% 9/25/50	131,358	19,501
*Series 5010 JI 2.50% 9/25/50	311,442	50,383
*Series 5013 IN 2.50% 9/25/50	79,608	12,925
*Series 5018 MI 2.00% 10/25/50	244,728	31,791
*Series 5059 IB 2.50% 1/25/51	493,388	80,630
Series 5092 AP 2.00% 4/25/41	156,051	136,689
*Series 5140 NI 2.50% 5/25/49	434,769	61,733
*Series 5148 BI 2.50% 1/25/49	899,995	129,361
*Series 5148 CI 2.00% 6/25/49	452,810	53,279
*Series 5202 IN 3.00% 1/25/47	326,392	42,014
Series 5224 HL 4.00% 4/25/52	400,000	367,909
•Freddie Mac STACR REMIC Trust
Series 2020-DNA3 B1 10.55% (SOFR30A + 5.21%) 6/25/50	236,489	259,202
Series 2021-DNA6 M2 6.84% (SOFR30A + 1.50%) 10/25/41	780,000	774,465
Series 2022-DNA2 M1A 6.64% (SOFR30A + 1.30%) 2/25/42	615,651	615,922
LVIP Western Asset Core Bond Fund-5

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac STACR REMIC Trust (continued)
Series 2022-DNA3 M1B 8.24% (SOFR30A + 2.90%) 4/25/42	830,000	$852,179
Series 2022-DNA4 M1B 8.69% (SOFR30A + 3.35%) 5/25/42	220,000	228,574
Series 2022-DNA5 M1B 9.84% (SOFR30A + 4.50%) 6/25/42	240,000	258,633
*•Freddie Mac Strips
Series 334 S7 0.65% (5.99% minus SOFR30A) 8/15/44	191,582	20,327
Series 353 S1 0.55% (5.89% minus SOFR30A) 12/15/46	93,410	8,953
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2021-DNA2 M2 7.64% (SOFR30A + 2.30%) 8/25/33	246,637	250,165
GNMA
*•Series 2007-51 SG 1.11% (6.47% minus TSFR01M) 8/20/37	30,329	3,233
•Series 2013-107 AD 2.84% 11/16/47	110,185	100,671
*•Series 2013-50 IO 0.06% 10/16/48	1,067,973	2,837
*Series 2013-53 OI 3.50% 4/20/43	136,626	15,061
*•Series 2013-74 IO 0.45% 12/16/53	1,360,781	16,543
*•Series 2016-128 IO 0.74% 9/16/56	802,880	35,469
*•Series 2016-135 SB 0.63% (5.99% minus TSFR01M) 10/16/46	144,315	19,745
*•Series 2016-21 ST 0.68% (6.04% minus TSFR01M) 2/20/46	259,974	29,167
*Series 2016-84 IG 4.50% 11/16/45	406,479	76,715
*•Series 2017-145 IO 0.51% 4/16/57	381,423	11,608
*•Series 2017-157 IO 0.50% 12/16/59	228,251	7,711
*•Series 2017-8 IO 0.45% 8/16/58	285,016	7,044
•Series 2017-H14 FK 5.61% (H15T1Y + 0.20%) 5/20/67	39,433	39,208
*‡•Series 2017-H22 IC 0.00% 11/20/67	264,000	7,694
•Series 2018-H13 FC 5.74% (TSFR01M + 0.41%) 7/20/68	86,111	85,130
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
•Series 2019-H13 FT 5.86% (H15T1Y + 0.45%) 8/20/69	39,433	$39,322
Series 2020-103 AD 1.45% 1/16/63	581,442	430,163
*•Series 2020-109 AI 0.84% 5/16/60	520,082	30,536
*Series 2020-123 IL 2.50% 8/20/50	69,958	9,122
*Series 2020-123 NI 2.50% 8/20/50	295,625	39,052
*Series 2020-127 IN 2.50% 8/20/50	144,557	18,950
*Series 2020-129 IE 2.50% 9/20/50	75,334	9,822
*Series 2020-160 IH 2.50% 10/20/50	78,309	10,579
*Series 2020-160 VI 2.50% 10/20/50	75,481	10,217
*Series 2020-160 YI 2.50% 10/20/50	381,904	51,212
*Series 2020-173 MI 2.50% 11/20/50	1,685,449	225,657
*Series 2020-181 WI 2.00% 12/20/50	866,162	92,748
*•Series 2020-184 IO 0.91% 11/16/60	653,006	42,324
*Series 2020-47 MI 3.50% 4/20/50	242,617	41,325
*Series 2020-47 NI 3.50% 4/20/50	68,779	11,888
•Series 2020-H13 FA 5.89% (TSFR01M + 0.56%) 7/20/70	62,423	61,206
*•Series 2021-110 IO 0.87% 11/16/63	1,130,229	75,635
*•Series 2021-133 IO 0.88% 7/16/63	1,236,471	82,156
*Series 2021-191 NI 3.00% 10/20/51	181,224	30,271
Series 2021-223 P 2.00% 6/20/51	337,239	292,986
*Series 2021-29 TI 2.50% 2/20/51	451,988	75,841
*•Series 2021-37 IO 0.80% 1/16/61	662,555	38,513
*•Series 2021-60 IO 0.83% 5/16/63	540,138	32,740
*•Series 2021-68 IO 0.87% 10/16/62	629,074	39,705
Series 2022-139 AL 4.00% 7/20/51	500,000	451,128
Series 2022-189 PT 2.50% 10/20/51	280,028	234,546
•Series 2022-196 BE 3.00% 10/16/64	300,000	212,300
LVIP Western Asset Core Bond Fund-6

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*•Series 2022-210 IO 0.70% 7/16/64	395,498	$26,052
*•Series 2022-216 IO 0.75% 7/16/65	397,039	24,995
•Series 2022-220 E 3.00% 10/16/64	200,000	153,311
*•Series 2022-3 IO 0.64% 2/16/61	1,543,330	73,846
*•Series 2022-59 IO 0.57% 2/16/62	775,631	35,719
Series 2022-99 JW 2.50% 1/20/52	100,000	80,772
Series 92 AH 2.00% 6/16/64	1,299,866	1,031,094
*•Series 92 IA 0.61% 6/16/64	1,399,856	83,176
Total Agency Collateralized Mortgage Obligations (Cost $14,281,250)		13,187,909
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.48%
Fannie Mae-Aces
Series 2016-M11 AL 2.94% 7/25/39	33,859	31,907
Series 2018-M15 1A2 3.70% 1/25/36	300,000	278,798
•Series 2019-M23 3A3 2.72% 10/25/31	91,652	80,199
Series 2019-M5 A2 3.27% 2/25/29	136,475	128,700
Series 2019-M6 A2 3.45% 1/1/29	94,340	90,245
*♦•Freddie Mac Multifamily Structured Pass Through Certificates
Series K058 X1 0.91% 8/25/26	6,161,437	121,505
Series K094 X1 0.88% 6/25/29	692,981	27,162
Series K094 XAM 1.15% 6/25/29	1,150,000	62,042
Series K095 XAM 1.24% 6/25/29	300,000	17,229
Series K101 X1 0.83% 10/25/29	296,661	11,611
Series K104 XAM 1.39% 1/25/30	600,000	42,037
Series K105 X1 1.52% 1/25/30	1,692,556	123,420
Series K110 X1 1.70% 4/25/30	1,489,954	120,380
Series K115 X1 1.32% 6/25/30	497,316	33,438
Series K116 X1 1.42% 7/25/30	1,190,650	84,397
Series K124 X1 0.72% 12/25/30	597,270	23,712
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
*♦•Freddie Mac Multifamily Structured Pass Through Certificates (continued)
Series K128 X1 0.52% 3/25/31	1,988,712	$57,546
Series K130 X1 1.04% 6/25/31	2,894,279	174,104
Series K131 X1 0.73% 7/25/31	2,198,109	96,600
Series K133 X1 0.35% 9/25/31	3,782,974	83,956
Series K142 X1 0.30% 3/25/32	1,598,870	33,266
Series K143 X1 0.34% 4/25/55	1,697,786	41,399
Series K145 X1 0.32% 6/25/55	1,796,579	41,906
Series K147 X1 0.36% 6/25/32	2,395,851	64,771
Series K148 X1 0.25% 7/25/32	4,596,160	93,080
Series K149 X1 0.26% 8/25/32	2,594,663	55,707
Series K-151 X1 0.18% 10/25/32	4,798,372	77,781
Series K-1511 X1 0.78% 3/25/34	591,388	31,307
Series K-1520 X1 0.47% 2/25/36	1,195,250	44,668
Series K-157 X1 0.25% 5/25/33	2,199,933	50,442
Series K737 X1 0.63% 10/25/26	1,924,419	26,031
Series K741 X1 0.57% 12/25/27	695,904	13,071
Series K742 X1 0.78% 3/25/28	1,493,568	31,726
Series K743 X1 0.92% 5/25/28	995,516	33,767
Series KC05 X1 1.22% 6/25/27	347,347	7,975
Total Agency Commercial Mortgage-Backed Securities (Cost $2,449,779)		2,335,885
AGENCY MORTGAGE-BACKED SECURITIES–29.87%
Fannie Mae S.F. 10 yr
•2.15% 2/1/32	477,176	401,438
2.93% 7/1/28	406,237	383,250
2.93% 6/1/30	167,749	154,211
4.49% 6/1/28	200,000	201,120
4.72% 5/1/33	100,000	101,760
4.88% 9/1/28	100,000	102,091
5.10% 12/1/33	100,000	104,712
5.17% 12/1/33	200,000	210,605
5.34% 9/1/28	100,000	104,031
LVIP Western Asset Core Bond Fund-7

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr
2.95% 7/1/27	351,795	$333,843
3.50% 4/1/32	370,513	360,352
3.85% 8/1/32	100,000	94,036
3.89% 7/1/32	300,000	283,187
4.06% 7/1/32	100,000	95,562
Fannie Mae S.F. 20 yr
2.00% 6/1/41	80,045	68,610
2.00% 9/1/41	327,314	280,042
2.00% 10/1/41	250,784	214,507
2.00% 11/1/41	251,592	216,333
2.00% 12/1/41	429,512	367,045
2.00% 1/1/42	1,050,633	897,770
2.00% 2/1/42	259,685	221,776
2.00% 3/1/42	87,708	74,877
2.50% 9/1/36	94,576	85,937
2.50% 3/1/38	268,249	243,657
2.50% 11/1/40	174,139	155,055
2.50% 3/1/41	150,982	134,425
2.50% 4/1/41	311,527	277,363
2.50% 5/1/41	319,714	285,251
2.50% 11/1/41	82,489	73,390
2.50% 2/1/42	252,198	224,324
2.50% 3/1/42	172,846	153,688
2.50% 4/1/42	265,909	234,622
2.50% 9/1/42	94,689	84,251
3.00% 7/1/35	68,917	64,593
3.00% 2/1/36	166,876	155,951
3.00% 4/1/36	122,745	114,764
3.00% 7/1/36	280,276	261,376
3.00% 8/1/36	462,818	431,402
3.00% 10/1/36	312,614	290,994
3.00% 4/1/38	113,328	107,128
3.00% 6/1/38	142,201	132,742
3.00% 9/1/40	42,291	38,971
3.00% 1/1/41	68,691	63,596
3.00% 3/1/42	83,712	77,042
3.00% 5/1/42	179,157	163,759
3.00% 6/1/42	270,235	246,637
3.50% 12/1/34	89,538	85,791
3.50% 1/1/35	52,660	50,456
3.50% 2/1/37	40,587	38,742
3.50% 12/1/37	37,148	35,335
3.50% 8/1/39	48,279	46,139
3.50% 2/1/40	131,057	125,551
Fannie Mae S.F. 30 yr
1.50% 1/1/51	163,474	127,843
1.50% 3/1/51	624,207	486,963
2.00% 8/1/50	359,566	296,799
2.00% 9/1/50	602,987	496,581
2.00% 10/1/50	1,074,949	884,733
2.00% 1/1/51	80,456	66,238
2.00% 2/1/51	1,346,126	1,114,795
2.00% 3/1/51	1,414,586	1,167,896
2.00% 4/1/51	791,531	651,472
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
2.00% 5/1/51	329,354	$270,134
2.00% 8/1/51	428,455	353,129
2.00% 10/1/51	475,795	395,695
2.00% 11/1/51	171,785	140,622
2.00% 1/1/52	635,618	524,060
2.00% 2/1/52	1,359,178	1,113,477
2.00% 3/1/52	568,700	469,506
2.50% 6/1/50	60,531	52,124
2.50% 10/1/50	558,590	481,865
2.50% 11/1/50	163,204	140,941
2.50% 12/1/50	69,538	59,948
2.50% 1/1/51	368,337	317,578
2.50% 2/1/51	203,077	174,768
2.50% 3/1/51	73,777	63,756
2.50% 5/1/51	304,661	262,962
2.50% 6/1/51	924,577	793,388
2.50% 7/1/51	406,821	351,704
2.50% 8/1/51	1,468,693	1,259,267
2.50% 9/1/51	246,204	212,639
2.50% 10/1/51	1,413,887	1,213,886
2.50% 11/1/51	77,718	66,983
2.50% 1/1/52	684,698	590,007
2.50% 2/1/52	1,329,574	1,142,667
2.50% 3/1/52	1,105,420	947,892
2.50% 7/1/61	1,104,819	914,903
2.50% 9/1/61	351,832	291,352
3.00% 6/1/43	17,641	16,214
3.00% 7/1/43	58,370	53,646
3.00% 10/1/43	48,606	44,676
3.00% 1/1/45	81,513	74,924
3.00% 10/1/46	188,620	171,445
3.00% 12/1/46	109,790	99,879
3.00% 1/1/47	1,506,262	1,371,218
3.00% 2/1/47	588,940	538,451
3.00% 11/1/48	83,840	77,062
3.00% 4/1/50	359,504	323,367
3.00% 10/1/50	144,001	129,627
3.00% 11/1/50	369,032	328,984
3.00% 6/1/51	71,740	64,872
3.00% 8/1/51	375,288	339,023
3.00% 10/1/51	76,338	68,535
3.00% 11/1/51	822,698	737,761
3.00% 12/1/51	167,571	151,125
3.00% 1/1/52	1,732,251	1,539,191
3.00% 2/1/52	175,307	156,751
3.00% 3/1/52	1,633,661	1,465,037
3.00% 4/1/52	356,644	317,230
3.50% 12/1/42	30,080	28,384
3.50% 3/1/43	202,737	191,986
3.50% 11/1/44	1,898,393	1,776,924
3.50% 12/1/46	241,081	227,685
3.50% 12/1/47	522,170	487,010
3.50% 11/1/48	2,336,570	2,181,629
3.50% 12/1/51	82,269	76,112
LVIP Western Asset Core Bond Fund-8

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 1/1/52	170,638	$158,687
3.50% 3/1/52	88,067	80,816
3.50% 4/1/52	714,841	655,937
3.50% 5/1/52	1,060,249	981,338
3.50% 6/1/52	553,694	508,054
4.00% 11/1/42	160,389	156,014
4.00% 4/1/44	320,736	311,450
4.00% 10/1/44	1,763,419	1,700,035
4.00% 12/1/44	92,259	89,633
4.00% 2/1/47	45,998	44,348
4.00% 5/1/47	228,722	220,174
4.00% 10/1/48	142,303	136,631
4.00% 1/1/49	168,133	161,800
4.00% 4/1/52	614,855	586,918
4.00% 7/1/52	493,309	466,654
4.00% 8/1/56	1,129,588	1,070,059
4.00% 6/1/57	247,668	236,614
4.27% 10/1/32	98,317	96,833
4.50% 6/1/39	141,791	141,462
4.50% 10/1/43	173,008	172,784
4.50% 3/1/46	220,663	219,107
4.50% 6/1/48	74,182	73,424
4.50% 7/1/48	110,728	109,206
4.50% 8/1/48	174,296	171,864
4.50% 11/1/48	100,952	99,533
4.50% 7/1/49	59,412	58,473
4.50% 9/1/49	543,531	535,954
4.50% 1/1/50	859,350	857,623
4.50% 3/1/50	89,895	89,224
4.50% 5/1/50	111,486	109,415
4.50% 9/1/51	69,687	68,055
4.50% 9/1/52	276,372	269,209
4.50% 11/1/52	188,993	183,259
4.50% 1/1/53	186,315	180,661
4.50% 3/1/53	191,175	185,375
4.50% 9/1/57	312,929	304,784
4.50% 8/1/58	315,613	307,400
4.50% 1/1/59	42,659	41,549
5.00% 9/1/48	190,071	193,182
5.00% 9/1/49	253,730	254,950
5.00% 6/1/52	174,772	174,584
5.00% 7/1/52	438,350	441,949
5.00% 10/1/52	187,291	185,651
5.00% 11/1/52	274,600	271,857
5.00% 1/1/53	95,231	94,336
5.00% 2/1/53	191,482	189,681
5.00% 4/1/53	92,460	91,507
5.50% 5/1/34	56,445	58,126
5.50% 9/1/36	75,207	77,445
5.50% 1/1/38	223,879	230,540
5.50% 1/1/39	90,632	93,332
5.50% 3/1/40	150,890	155,383
5.50% 3/1/41	70,552	72,652
5.50% 6/1/41	55,056	56,700
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 7/1/41	156,183	$160,837
5.50% 2/1/53	97,514	98,111
5.50% 4/1/53	380,944	383,345
5.50% 5/1/53	385,947	389,612
5.50% 8/1/53	299,367	302,064
5.50% 9/1/53	2,054,111	2,063,817
6.00% 10/1/39	94,264	97,986
6.00% 7/1/41	176,763	184,649
6.00% 1/1/53	88,929	90,692
6.00% 5/1/53	284,502	290,400
6.00% 6/1/53	1,830,208	1,877,016
6.00% 7/1/53	576,756	588,753
6.50% 11/1/52	89,489	92,701
6.50% 1/1/53	541,737	561,182
6.50% 2/1/53	90,986	93,351
Fannie Mae S.F. 30 yr TBA
2.00% 1/1/54	300,000	245,156
3.00% 1/1/54	300,000	265,348
4.00% 1/1/54	200,000	189,148
4.50% 1/1/54	200,000	193,859
5.00% 1/1/54	1,600,000	1,582,875
5.50% 1/1/54	500,000	502,109
6.00% 1/1/54	200,000	203,063
•Freddie Mac ARM
2.87% (RFUCCT1Y + 1.62%) 11/1/47	272,633	261,523
3.01% (RFUCCT1Y + 1.63%) 11/1/48	722,130	684,727
3.10% (RFUCCT1Y + 1.62%) 2/1/50	411,918	390,398
Freddie Mac S.F. 15 yr
3.00% 9/1/32	36,381	34,795
3.00% 10/1/32	19,026	18,177
3.00% 10/1/33	14,532	13,856
Freddie Mac S.F. 20 yr
1.50% 11/1/40	731,103	610,747
1.50% 5/1/41	810,344	672,755
1.50% 7/1/41	578,468	479,349
1.50% 10/1/41	815,380	675,658
1.50% 11/1/41	85,732	71,041
2.00% 10/1/40	351,901	302,885
2.00% 7/1/41	312,757	268,315
2.00% 9/1/41	901,819	771,758
2.00% 10/1/41	417,145	356,831
2.00% 11/1/41	249,505	214,665
2.00% 12/1/41	428,829	366,506
2.00% 1/1/42	1,343,059	1,148,343
2.00% 2/1/42	348,181	297,347
2.00% 4/1/42	751,882	643,863
2.50% 3/1/42	174,543	155,197
3.00% 7/1/42	179,872	164,092
3.00% 9/1/42	277,594	253,328
3.50% 1/1/38	282,007	268,228
Freddie Mac S.F. 30 yr
1.50% 2/1/51	165,268	129,228
LVIP Western Asset Core Bond Fund-9

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
1.50% 3/1/52	184,743	$143,880
2.00% 9/1/50	1,015,483	835,110
2.00% 11/1/50	376,935	312,166
2.00% 1/1/51	2,198,573	1,807,821
2.00% 2/1/51	947,017	787,643
2.00% 3/1/51	453,501	376,854
2.00% 4/1/51	139,184	116,450
2.00% 5/1/51	2,019,765	1,662,771
2.00% 6/1/51	249,821	206,215
2.00% 8/1/51	252,153	206,499
2.00% 11/1/51	91,426	75,416
2.00% 2/1/52	199,353	164,229
2.50% 7/1/50	486,925	421,313
2.50% 10/1/50	340,139	294,701
2.50% 11/1/50	991,914	858,674
2.50% 12/1/50	1,062,326	917,395
2.50% 2/1/51	424,118	367,555
2.50% 7/1/51	83,016	71,604
2.50% 8/1/51	832,186	717,355
2.50% 9/1/51	86,401	74,412
2.50% 10/1/51	940,017	805,363
2.50% 11/1/51	1,945,548	1,678,119
2.50% 12/1/51	81,494	69,796
2.50% 1/1/52	3,657,101	3,145,334
2.50% 2/1/52	351,046	302,576
2.50% 4/1/52	2,212,392	1,906,578
3.00% 1/1/47	537,715	489,444
3.00% 9/1/49	90,858	81,892
3.00% 11/1/49	90,295	81,292
3.00% 6/1/50	326,191	290,684
3.00% 8/1/50	1,640,556	1,468,533
3.00% 6/1/51	147,407	132,184
3.00% 10/1/51	89,117	79,890
3.00% 11/1/51	48,113	42,802
3.00% 1/1/52	87,331	78,147
3.00% 2/1/52	90,890	80,569
3.00% 3/1/52	177,779	157,297
3.00% 4/1/52	361,027	320,419
3.50% 12/1/50	285,408	264,688
3.50% 1/1/52	83,854	77,315
3.50% 6/1/52	342,873	314,568
4.00% 9/1/32	100,000	96,165
4.00% 7/1/49	1,675,734	1,614,669
4.00% 7/1/50	93,564	90,200
4.00% 4/1/52	1,239,112	1,179,317
4.00% 2/1/53	469,778	450,009
4.50% 10/1/35	34,685	34,803
4.50% 3/1/47	91,840	91,448
4.50% 1/1/51	166,873	164,407
4.50% 7/1/52	278,467	271,020
4.50% 9/1/52	91,473	88,698
4.50% 10/1/52	19,226	18,642
4.50% 11/1/52	656,418	637,807
4.50% 12/1/52	187,385	181,699
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.00% 7/1/52	686,865	$680,410
5.00% 11/1/52	93,789	93,242
5.00% 12/1/52	93,579	92,656
5.00% 1/1/53	274,648	272,067
5.00% 3/1/53	282,357	280,803
5.00% 4/1/53	1,156,174	1,150,063
5.50% 12/1/52	95,664	96,231
5.50% 1/1/53	91,383	91,990
5.50% 3/1/53	189,249	190,774
5.50% 4/1/53	288,618	290,049
5.50% 5/1/53	377,979	381,131
5.50% 6/1/53	285,011	286,494
5.50% 7/1/53	196,341	198,454
5.50% 8/1/53	383,803	385,681
5.50% 9/1/53	198,794	200,014
6.00% 12/1/52	443,446	453,366
6.50% 1/1/53	167,104	171,385
6.50% 2/1/53	275,303	282,773
6.50% 4/1/53	184,889	189,872
6.50% 5/1/53	375,523	388,791
GNMA I S.F. 30 yr
3.00% 9/15/42	104,360	95,219
3.00% 10/15/42	13,982	12,757
3.50% 5/15/50	80,001	74,963
GNMA II S.F. 30 yr
2.00% 8/20/50	122,249	103,514
2.00% 12/20/50	299,478	250,419
2.00% 1/20/51	1,329,332	1,126,093
2.00% 3/20/51	684,222	566,450
2.50% 10/20/49	219,364	193,015
2.50% 12/20/50	218,694	188,702
2.50% 1/20/51	120,585	105,417
2.50% 2/20/51	1,076,284	941,604
2.50% 5/20/51	72,602	62,402
2.50% 6/20/51	81,928	70,869
2.50% 7/20/51	240,133	207,498
2.50% 8/20/51	161,139	139,381
2.50% 10/20/51	751,209	649,760
2.50% 11/20/51	86,054	74,430
2.50% 12/20/51	677,488	584,165
3.00% 1/20/46	14,901	13,713
3.00% 8/20/46	96,562	88,724
3.00% 11/20/46	52,610	48,287
3.00% 2/20/47	20,060	18,415
3.00% 9/20/47	67,621	61,964
3.00% 2/20/48	4,377	4,006
3.00% 1/20/50	238,330	216,067
3.00% 3/20/50	182,372	160,717
3.00% 2/20/51	2,207,085	2,013,863
3.00% 9/20/51	68,441	61,987
3.00% 11/20/51	258,673	235,067
3.00% 2/20/52	694,321	630,311
3.00% 3/20/52	1,352,793	1,215,204
3.00% 4/20/52	681,479	602,694
LVIP Western Asset Core Bond Fund-10

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.50% 4/20/45	56,629	$53,534
3.50% 11/20/45	63,189	59,585
3.50% 1/20/46	37,742	35,671
3.50% 3/20/46	176,098	166,044
3.50% 4/20/46	107,400	101,262
3.50% 5/20/46	40,753	38,424
3.50% 6/20/46	69,455	65,475
3.50% 7/20/46	42,085	39,671
3.50% 9/20/46	15,358	14,451
3.50% 9/20/47	606,661	571,301
3.50% 10/20/47	100,852	94,550
3.50% 9/20/48	1,665,228	1,567,672
3.50% 10/20/48	27,841	26,201
3.50% 11/20/48	348,431	327,857
3.50% 10/20/49	27,628	25,878
3.50% 2/20/50	27,855	25,927
3.50% 3/20/52	92,352	85,042
3.50% 4/20/52	361,808	336,723
3.50% 6/20/52	91,305	83,846
4.00% 10/20/44	8,165	7,991
4.00% 8/20/46	147,533	142,508
4.00% 2/20/47	46,419	44,822
4.00% 6/20/47	357,230	344,371
4.00% 9/20/47	225,515	217,718
4.00% 11/20/47	109,854	106,045
4.00% 12/20/47	54,606	52,622
4.00% 2/20/48	153,875	148,459
4.00% 3/20/48	490,545	473,893
4.00% 4/20/48	30,387	29,353
4.00% 5/20/48	54,315	52,448
4.00% 8/20/48	141,652	136,280
4.00% 9/20/48	35,469	34,097
4.00% 2/20/49	270,279	261,410
4.00% 3/20/49	82,692	79,724
4.00% 4/20/49	69,381	66,889
4.00% 10/20/49	29,060	28,141
4.00% 11/20/49	205,965	197,075
4.00% 1/20/50	35,894	35,114
4.00% 2/20/50	160,876	155,469
4.00% 4/20/50	90,622	87,056
4.00% 6/20/52	184,120	176,388
4.50% 7/20/32	326	320
4.50% 6/20/34	699	700
4.50% 2/20/40	2,340	2,342
4.50% 8/20/45	3,144	3,149
4.50% 8/20/47	64,698	64,113
4.50% 4/20/48	104,636	103,479
4.50% 5/20/48	9,153	9,047
4.50% 6/20/48	134,298	132,731
4.50% 8/20/48	484,200	478,476
4.50% 10/20/48	95,105	93,971
4.50% 12/20/48	174,391	172,295
4.50% 1/20/49	193,605	191,267
4.50% 2/20/49	170,225	168,161
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
4.50% 3/20/49	350,834	$346,602
4.50% 2/20/50	268,058	264,820
4.50% 3/20/50	35,142	34,709
4.50% 5/20/50	391,257	385,700
4.50% 11/20/50	187,823	183,399
4.50% 12/20/50	34,814	34,396
4.50% 8/20/52	280,121	273,432
4.50% 9/20/52	370,276	363,039
5.00% 5/20/48	36,953	37,228
5.00% 6/20/48	28,415	28,600
5.00% 9/20/48	46,487	46,732
5.00% 10/20/48	191,107	192,383
5.00% 11/20/48	89,417	90,127
5.00% 12/20/48	121,545	122,226
5.00% 1/20/49	136,187	136,782
5.00% 4/20/49	82,241	82,597
5.00% 9/20/49	77,037	77,587
5.00% 11/20/49	48,900	49,256
5.00% 1/20/50	72,004	72,471
5.00% 9/20/52	188,402	189,409
5.00% 10/20/52	280,529	278,864
5.00% 11/20/52	472,678	469,346
5.00% 12/20/52	761,948	757,102
5.00% 1/20/53	287,569	287,567
5.00% 5/20/53	194,618	193,487
5.00% 8/20/53	396,464	394,971
5.50% 11/20/52	189,421	190,939
5.50% 2/20/53	192,523	194,704
5.50% 3/20/53	777,657	785,208
5.50% 5/20/53	687,912	694,865
5.50% 7/20/53	197,734	200,404
5.50% 8/20/53	797,196	805,747
6.00% 7/20/53	2,175,330	2,212,859
6.50% 9/20/53	197,971	204,477
6.50% 11/20/53	99,896	103,681
GNMA II S.F. 30 yr TBA
2.00% 1/20/54	1,000,000	846,602
2.50% 1/20/54	1,000,000	874,690
3.00% 1/20/54	900,000	814,779
3.50% 1/20/54	800,000	745,000
4.00% 1/20/54	600,000	572,814
5.00% 1/20/54	1,600,000	1,588,752
5.50% 1/20/54	800,000	805,752
6.00% 1/20/54	800,000	813,406
6.50% 3/20/54	200,000	204,227
Total Agency Mortgage-Backed Securities (Cost $151,150,500)		145,150,464
CORPORATE BONDS–33.65%
Aerospace & Defense–1.58%
Boeing Co.
2.70% 2/1/27	50,000	47,144
2.80% 3/1/27	80,000	75,264
3.10% 5/1/26	60,000	57,662
3.20% 3/1/29	260,000	243,151
LVIP Western Asset Core Bond Fund-11

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Boeing Co. (continued)
3.25% 2/1/35	960,000	$809,632
3.75% 2/1/50	100,000	77,601
4.88% 5/1/25	790,000	786,041
5.15% 5/1/30	620,000	631,167
5.71% 5/1/40	310,000	320,520
5.81% 5/1/50	620,000	642,042
5.93% 5/1/60	180,000	186,388
General Dynamics Corp.
4.25% 4/1/40	10,000	9,332
4.25% 4/1/50	160,000	148,405
L3Harris Technologies, Inc. 4.85% 4/27/35	140,000	138,153
Lockheed Martin Corp.
4.15% 6/15/53	500,000	446,914
4.50% 5/15/36	200,000	197,872
Northrop Grumman Corp.
2.93% 1/15/25	380,000	371,290
3.25% 1/15/28	160,000	152,893
5.25% 5/1/50	1,060,000	1,091,068
RTX Corp.
2.25% 7/1/30	180,000	155,508
3.13% 7/1/50	480,000	338,031
3.95% 8/16/25	230,000	226,660
4.13% 11/16/28	310,000	302,862
6.00% 3/15/31	220,000	234,364
		7,689,964
Agriculture–0.62%
Altria Group, Inc.
2.35% 5/6/25	50,000	48,220
2.45% 2/4/32	410,000	334,342
3.40% 2/4/41	190,000	139,122
4.80% 2/14/29	27,000	26,914
5.80% 2/14/39	130,000	132,417
5.95% 2/14/49	160,000	162,962
6.20% 2/14/59	158,000	166,874
6.88% 11/1/33	650,000	715,450
BAT Capital Corp.
3.56% 8/15/27	185,000	176,548
3.73% 9/25/40	180,000	132,319
4.54% 8/15/47	270,000	207,287
Philip Morris International, Inc.
2.10% 5/1/30	250,000	214,454
4.50% 3/20/42	560,000	501,979
Reynolds American, Inc. 5.85% 8/15/45	50,000	46,803
		3,005,691
Airlines–0.15%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50% 10/20/25	246,672	242,924
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
Delta Air Lines, Inc./SkyMiles IP Ltd. (continued)
4.75% 10/20/28	500,000	$491,744
		734,668
Apparel–0.11%
NIKE, Inc.
2.75% 3/27/27	100,000	95,230
2.85% 3/27/30	380,000	349,375
3.25% 3/27/40	100,000	83,991
		528,596
Auto Manufacturers–0.11%
BMW U.S. Capital LLC 2.80% 4/11/26	154,000	147,876
Ford Motor Co. 6.10% 8/19/32	270,000	272,168
General Motors Co.
5.60% 10/15/32	70,000	71,572
6.75% 4/1/46	41,000	44,096
		535,712
Banks–10.63%
Banco Santander SA 2.75% 5/28/25	1,000,000	964,806
Bank of America Corp.
μ1.32% 6/19/26	560,000	527,033
μ1.90% 7/23/31	410,000	335,406
μ2.57% 10/20/32	670,000	555,478
μ2.59% 4/29/31	240,000	206,830
μ2.97% 2/4/33	1,070,000	910,378
μ3.59% 7/21/28	890,000	844,163
μ3.97% 3/5/29	480,000	458,454
μ3.97% 2/7/30	280,000	265,019
μ4.08% 3/20/51	1,160,000	976,054
4.25% 10/22/26	810,000	795,271
μ4.33% 3/15/50	230,000	202,441
4.45% 3/3/26	1,221,000	1,207,555
5.00% 1/21/44	520,000	509,926
Bank of Montreal
1.85% 5/1/25	400,000	383,502
μ3.80% 12/15/32	70,000	64,394
Bank of New York Mellon Corp. 1.60% 4/24/25	120,000	115,168
Bank of Nova Scotia
1.30% 6/11/25	210,000	198,983
3.45% 4/11/25	510,000	498,971
μ4.59% 5/4/37	180,000	161,004
μBarclays PLC
4.97% 5/16/29	450,000	441,751
5.09% 6/20/30	200,000	193,635
BNP Paribas SA
μ2.22% 6/9/26	260,000	248,182
3.38% 1/9/25	200,000	195,792
4.40% 8/14/28	430,000	418,799
μ4.71% 1/10/25	760,000	759,933
LVIP Western Asset Core Bond Fund-12

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
BNP Paribas SA (continued)
μ5.13% 1/13/29	850,000	$855,958
μ5.20% 1/10/30	300,000	300,270
μ5.89% 12/5/34	590,000	616,351
BPCE SA 5.15% 7/21/24	200,000	198,259
Citigroup, Inc.
μ2.52% 11/3/32	240,000	197,836
μ2.57% 6/3/31	1,010,000	862,759
μ3.11% 4/8/26	160,000	155,506
3.30% 4/27/25	970,000	947,253
μ3.79% 3/17/33	390,000	350,745
4.45% 9/29/27	2,380,000	2,325,281
4.65% 7/23/48	490,000	451,288
μ4.66% 5/24/28	90,000	89,282
4.75% 5/18/46	150,000	134,148
μ4.91% 5/24/33	620,000	607,021
8.13% 7/15/39	10,000	12,876
Cooperatieve Rabobank UA
μ3.65% 4/6/28	250,000	238,265
μ3.76% 4/6/33	250,000	224,389
4.38% 8/4/25	860,000	844,445
μCredit Agricole SA 1.91% 6/16/26	250,000	237,145
Credit Suisse AG
2.95% 4/9/25	250,000	242,279
4.75% 8/9/24	250,000	248,451
5.00% 7/9/27	490,000	490,104
7.50% 2/15/28	820,000	898,069
7.95% 1/9/25	660,000	674,534
Danske Bank AS
μ0.98% 9/10/25	320,000	309,465
5.38% 1/12/24	470,000	469,893
Goldman Sachs Group, Inc.
μ2.65% 10/21/32	350,000	291,659
μ2.91% 7/21/42	180,000	131,305
μ3.21% 4/22/42	80,000	61,260
3.50% 4/1/25	150,000	146,588
3.50% 11/16/26	840,000	808,830
μ3.62% 3/15/28	90,000	86,322
3.63% 2/20/24	170,000	169,469
μ3.69% 6/5/28	720,000	687,915
μ4.22% 5/1/29	560,000	541,703
4.25% 10/21/25	500,000	490,770
4.75% 10/21/45	260,000	246,354
5.15% 5/22/45	190,000	183,676
6.25% 2/1/41	400,000	446,120
6.75% 10/1/37	180,000	198,132
HSBC Holdings PLC
μ3.97% 5/22/30	540,000	504,355
μ4.04% 3/13/28	630,000	606,886
4.30% 3/8/26	200,000	196,641
JPMorgan Chase & Co.
μ2.08% 4/22/26	380,000	363,983
μ2.52% 4/22/31	970,000	838,795
μ2.55% 11/8/32	740,000	617,440
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
μ3.11% 4/22/51	240,000	$172,453
3.63% 12/1/27	130,000	124,746
μ4.20% 7/23/29	290,000	281,799
4.25% 10/1/27	1,148,000	1,135,474
μ4.45% 12/5/29	460,000	450,796
Lloyds Banking Group PLC 4.65% 3/24/26	340,000	333,371
μMitsubishi UFJ Financial Group, Inc.
3.84% 4/17/26	200,000	196,121
4.08% 4/19/28	200,000	194,470
μMorgan Stanley
2.19% 4/28/26	530,000	509,147
2.70% 1/22/31	540,000	472,055
3.62% 4/1/31	1,110,000	1,022,561
3.77% 1/24/29	390,000	371,936
4.43% 1/23/30	20,000	19,480
National Securities Clearing Corp. 1.50% 4/23/25	250,000	239,608
μNatWest Group PLC
4.27% 3/22/25	260,000	259,078
4.89% 5/18/29	200,000	196,336
PNC Bank NA 3.88% 4/10/25	250,000	244,747
μPNC Financial Services Group, Inc.
5.58% 6/12/29	370,000	377,893
5.81% 6/12/26	130,000	130,780
Royal Bank of Canada
1.15% 6/10/25	200,000	189,535
3.88% 5/4/32	600,000	566,179
Toronto-Dominion Bank
1.15% 6/12/25	200,000	189,314
4.46% 6/8/32	370,000	359,509
μTruist Financial Corp. 6.05% 6/8/27	250,000	254,403
U.S. Bancorp
1.45% 5/12/25	460,000	437,785
μ2.22% 1/27/28	40,000	36,758
μ5.78% 6/12/29	270,000	277,386
μ5.84% 6/12/34	100,000	103,152
UBS Group AG
μ3.09% 5/14/32	270,000	229,950
4.13% 4/15/26	286,000	279,286
μ4.19% 4/1/31	400,000	372,417
4.25% 3/23/28	890,000	858,907
μ4.49% 5/12/26	200,000	196,957
4.55% 4/17/26	271,000	267,459
μ4.75% 5/12/28	410,000	403,764
μ9.02% 11/15/33	250,000	307,309
Wells Fargo & Co.
μ2.19% 4/30/26	680,000	651,689
μ2.39% 6/2/28	230,000	210,663
μ2.88% 10/30/30	430,000	382,254
LVIP Western Asset Core Bond Fund-13

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo & Co. (continued)
3.00% 10/23/26	330,000	$313,293
μ3.35% 3/2/33	340,000	296,962
3.75% 1/24/24	100,000	99,865
4.15% 1/24/29	410,000	398,508
4.30% 7/22/27	204,000	199,665
4.40% 6/14/46	660,000	554,350
μ4.48% 4/4/31	390,000	376,758
4.65% 11/4/44	10,000	8,780
4.75% 12/7/46	630,000	554,844
4.90% 11/17/45	390,000	354,467
μ5.01% 4/4/51	2,290,000	2,178,218
		51,682,240
Beverages–0.56%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.90% 2/1/46	810,000	793,996
Anheuser-Busch InBev Worldwide, Inc.
3.50% 6/1/30	680,000	646,942
4.35% 6/1/40	260,000	242,988
4.75% 1/23/29	120,000	121,865
5.55% 1/23/49	510,000	548,051
Constellation Brands, Inc.
2.25% 8/1/31	30,000	25,208
3.60% 5/9/24	110,000	109,180
4.35% 5/9/27	160,000	158,624
PepsiCo, Inc.
1.63% 5/1/30	50,000	42,593
2.63% 3/19/27	20,000	18,966
		2,708,413
Biotechnology–0.03%
Gilead Sciences, Inc. 4.75% 3/1/46	160,000	152,461
		152,461
Building Materials–0.00%
Carrier Global Corp. 3.58% 4/5/50	20,000	15,645
		15,645
Chemicals–0.44%
MEGlobal BV
2.63% 4/28/28	770,000	691,960
4.25% 11/3/26	510,000	492,154
OCP SA 4.50% 10/22/25	297,000	289,229
Orbia Advance Corp. SAB de CV
1.88% 5/11/26	390,000	358,038
2.88% 5/11/31	370,000	306,174
		2,137,555
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services–0.34%
Cintas Corp. No. 2
3.70% 4/1/27	160,000	$156,614
4.00% 5/1/32	100,000	96,640
DP World Ltd.
4.70% 9/30/49	330,000	278,527
5.63% 9/25/48	970,000	928,230
PayPal Holdings, Inc.
2.30% 6/1/30	120,000	104,888
4.40% 6/1/32	70,000	69,548
		1,634,447
Cosmetics & Personal Care–0.18%
Haleon U.S. Capital LLC
3.38% 3/24/27	250,000	240,539
3.63% 3/24/32	250,000	230,599
Kenvue, Inc. 4.90% 3/22/33	290,000	298,929
Procter & Gamble Co. 3.00% 3/25/30	120,000	112,372
		882,439
Diversified Financial Services–1.05%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45% 10/29/26	370,000	342,591
3.00% 10/29/28	770,000	703,001
3.30% 1/30/32	420,000	365,538
Air Lease Corp.
3.38% 7/1/25	130,000	125,827
5.30% 2/1/28	230,000	232,533
American Express Co.
2.50% 7/30/24	980,000	962,719
3.38% 5/3/24	140,000	138,926
4.05% 5/3/29	250,000	247,444
Charles Schwab Corp.
5.88% 8/24/26	540,000	553,849
μ6.14% 8/24/34	110,000	115,948
Intercontinental Exchange, Inc.
4.60% 3/15/33	80,000	79,560
4.95% 6/15/52	70,000	69,628
Mastercard, Inc. 3.85% 3/26/50	660,000	575,650
Visa, Inc. 4.30% 12/14/45	610,000	568,324
		5,081,538
Electric–0.67%
American Transmission Systems, Inc. 2.65% 1/15/32	80,000	67,683
Cleveland Electric Illuminating Co. 3.50% 4/1/28	70,000	65,527
Comision Federal de Electricidad 3.88% 7/26/33	220,000	178,182
LVIP Western Asset Core Bond Fund-14

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Consolidated Edison Co. of New York, Inc.
3.35% 4/1/30	80,000	$74,592
3.95% 4/1/50	60,000	50,070
Duke Energy Corp. 3.15% 8/15/27	80,000	75,604
FirstEnergy Corp.
1.60% 1/15/26	80,000	74,404
4.15% 7/15/27	510,000	490,520
MidAmerican Energy Co. 3.65% 4/15/29	260,000	248,406
Mid-Atlantic Interstate Transmission LLC 4.10% 5/15/28	200,000	193,102
Pacific Gas & Electric Co.
2.10% 8/1/27	50,000	45,062
2.50% 2/1/31	110,000	90,738
3.30% 8/1/40	230,000	168,306
3.50% 8/1/50	50,000	34,519
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13% 5/15/27	310,000	301,475
5.45% 5/21/28	200,000	203,250
6.15% 5/21/48	890,000	913,051
		3,274,491
Electrical Components & Equipment–0.05%
Emerson Electric Co. 2.80% 12/21/51	350,000	240,465
		240,465
Entertainment–0.17%
Warnermedia Holdings, Inc.
3.76% 3/15/27	100,000	95,818
4.05% 3/15/29	130,000	123,343
4.28% 3/15/32	290,000	265,409
5.05% 3/15/42	50,000	44,079
5.14% 3/15/52	90,000	77,252
6.41% 3/15/26	210,000	210,143
		816,044
Food–0.21%
Kraft Heinz Foods Co. 3.00% 6/1/26	262,000	251,698
Mars, Inc.
2.38% 7/16/40	300,000	215,204
2.70% 4/1/25	80,000	77,839
3.20% 4/1/30	250,000	230,835
Mondelez International, Inc. 1.50% 5/4/25	270,000	257,370
		1,032,946
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Forest Products & Paper–0.33%
Suzano Austria GmbH 6.00% 1/15/29	1,580,000	$1,614,133
		1,614,133
Health Care Products–0.04%
Abbott Laboratories 4.75% 11/30/36	160,000	163,883
Medtronic, Inc. 4.63% 3/15/45	34,000	33,037
		196,920
Health Care Services–0.69%
Aetna, Inc. 3.88% 8/15/47	110,000	86,003
Elevance Health, Inc.
3.35% 12/1/24	100,000	98,133
3.65% 12/1/27	100,000	96,998
4.10% 5/15/32	190,000	181,447
4.55% 5/15/52	160,000	145,975
Humana, Inc.
3.13% 8/15/29	260,000	240,674
3.70% 3/23/29	420,000	403,455
3.95% 3/15/27	290,000	283,498
4.50% 4/1/25	40,000	39,667
4.80% 3/15/47	10,000	9,296
Roche Holdings, Inc. 2.61% 12/13/51	300,000	201,683
UnitedHealth Group, Inc.
1.25% 1/15/26	70,000	65,543
2.00% 5/15/30	230,000	198,788
2.30% 5/15/31	40,000	34,661
2.90% 5/15/50	120,000	83,969
3.13% 5/15/60	20,000	14,211
3.70% 8/15/49	560,000	455,579
3.88% 12/15/28	70,000	68,516
3.88% 8/15/59	160,000	130,255
4.00% 5/15/29	200,000	197,059
4.20% 5/15/32	240,000	234,846
4.25% 6/15/48	50,000	44,670
4.45% 12/15/48	40,000	36,607
		3,351,533
Household Products Ware–0.01%
Kimberly-Clark Corp. 3.10% 3/26/30	60,000	55,969
		55,969
Housewares–0.02%
Newell Brands, Inc. 5.20% 4/1/26	110,000	108,483
		108,483
Insurance–0.22%
Berkshire Hathaway Finance Corp. 4.25% 1/15/49	280,000	260,913
Chubb INA Holdings, Inc. 3.35% 5/3/26	140,000	136,199
LVIP Western Asset Core Bond Fund-15

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Guardian Life Global Funding 1.10% 6/23/25	80,000	$75,491
MetLife, Inc. 6.40% 12/15/66	380,000	391,883
New York Life Global Funding 0.95% 6/24/25	140,000	132,192
Principal Life Global Funding II 1.25% 6/23/25	70,000	66,250
		1,062,928
Internet–0.86%
Alphabet, Inc.
1.10% 8/15/30	360,000	298,190
1.90% 8/15/40	150,000	103,969
Amazon.com, Inc.
1.50% 6/3/30	340,000	287,970
2.10% 5/12/31	230,000	198,331
2.50% 6/3/50	1,750,000	1,164,132
3.15% 8/22/27	330,000	316,723
3.30% 4/13/27	70,000	67,949
3.45% 4/13/29	140,000	135,589
3.60% 4/13/32	590,000	562,016
3.88% 8/22/37	120,000	111,352
4.25% 8/22/57	50,000	45,954
4.95% 12/5/44	150,000	154,234
Prosus NV
3.68% 1/21/30	200,000	175,053
4.03% 8/3/50	850,000	557,677
		4,179,139
Iron & Steel–0.34%
Vale Overseas Ltd.
6.25% 8/10/26	1,100,000	1,124,997
6.88% 11/21/36	480,000	523,794
		1,648,791
Lodging–0.25%
Las Vegas Sands Corp. 3.20% 8/8/24	410,000	402,041
Sands China Ltd.
4.63% 6/18/30	600,000	545,995
5.38% 8/8/25	270,000	266,264
		1,214,300
Machinery Diversified–0.07%
Deere & Co.
3.10% 4/15/30	150,000	139,154
3.75% 4/15/50	100,000	87,427
Otis Worldwide Corp. 2.06% 4/5/25	100,000	96,131
		322,712
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media–1.66%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50% 3/1/42	90,000	$62,603
4.20% 3/15/28	420,000	403,422
4.40% 4/1/33	540,000	498,357
4.80% 3/1/50	230,000	178,037
4.91% 7/23/25	751,000	743,861
5.05% 3/30/29	410,000	405,653
5.13% 7/1/49	370,000	300,495
5.38% 4/1/38	400,000	360,710
5.38% 5/1/47	200,000	169,965
5.50% 4/1/63	150,000	125,171
6.48% 10/23/45	290,000	284,958
Comcast Corp.
2.80% 1/15/51	290,000	193,255
2.89% 11/1/51	320,000	216,464
2.94% 11/1/56	54,000	35,517
3.15% 3/1/26	266,000	258,223
3.25% 11/1/39	30,000	24,300
3.40% 4/1/30	180,000	168,481
3.40% 7/15/46	20,000	15,492
3.45% 2/1/50	120,000	92,107
3.75% 4/1/40	100,000	86,018
3.97% 11/1/47	350,000	293,708
4.00% 8/15/47	40,000	33,695
4.00% 3/1/48	30,000	25,174
4.00% 11/1/49	30,000	25,035
4.05% 11/1/52	590,000	497,520
4.15% 10/15/28	730,000	719,832
4.25% 10/15/30	570,000	561,782
4.95% 10/15/58	30,000	29,378
Fox Corp.
5.48% 1/25/39	710,000	690,316
6.50% 10/13/33	220,000	238,138
Time Warner Cable LLC
6.55% 5/1/37	60,000	59,116
7.30% 7/1/38	120,000	123,741
Walt Disney Co. 6.65% 11/15/37	110,000	129,197
		8,049,721
Mining–0.67%
Anglo American Capital PLC
3.63% 9/11/24	260,000	255,794
4.00% 9/11/27	220,000	211,318
Barrick North America Finance LLC 5.70% 5/30/41	330,000	347,860
BHP Billiton Finance USA Ltd. 5.00% 9/30/43	220,000	221,651
Freeport-McMoRan, Inc.
5.40% 11/14/34	80,000	80,526
5.45% 3/15/43	70,000	68,099
LVIP Western Asset Core Bond Fund-16

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Glencore Funding LLC
3.88% 10/27/27	30,000	$28,836
4.00% 3/27/27	130,000	126,239
4.13% 3/12/24	260,000	259,049
4.63% 4/29/24	330,000	328,571
Southern Copper Corp. 5.25% 11/8/42	1,390,000	1,346,203
		3,274,146
Miscellaneous Manufacturing–0.17%
3M Co.
2.38% 8/26/29	600,000	530,989
3.70% 4/15/50	70,000	55,329
Eaton Corp. 4.15% 11/2/42	250,000	229,085
		815,403
Oil & Gas–3.54%
Apache Corp.
4.75% 4/15/43	880,000	692,588
6.00% 1/15/37	533,000	522,383
BP Capital Markets America, Inc.
2.77% 11/10/50	70,000	46,816
2.94% 6/4/51	50,000	34,634
3.00% 2/24/50	440,000	311,192
3.41% 2/11/26	50,000	48,821
3.63% 4/6/30	140,000	134,064
Chevron Corp.
2.00% 5/11/27	60,000	55,683
3.08% 5/11/50	150,000	113,227
Chevron USA, Inc.
3.25% 10/15/29	490,000	465,277
3.85% 1/15/28	160,000	157,795
Continental Resources, Inc.
3.80% 6/1/24	150,000	148,834
4.38% 1/15/28	480,000	464,747
4.90% 6/1/44	70,000	56,569
5.75% 1/15/31	10,000	9,955
Coterra Energy, Inc.
3.90% 5/15/27	300,000	290,247
4.38% 3/15/29	850,000	824,796
Devon Energy Corp.
4.50% 1/15/30	195,000	187,224
4.75% 5/15/42	50,000	43,678
5.00% 6/15/45	875,000	772,430
5.60% 7/15/41	297,000	287,043
5.85% 12/15/25	180,000	181,942
Diamondback Energy, Inc.
3.13% 3/24/31	360,000	319,977
3.25% 12/1/26	110,000	106,533
3.50% 12/1/29	440,000	408,637
Ecopetrol SA 5.88% 5/28/45	970,000	766,159
EOG Resources, Inc.
3.90% 4/1/35	510,000	469,249
4.38% 4/15/30	290,000	288,826
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
EOG Resources, Inc. (continued)
4.95% 4/15/50	430,000	$422,394
EQT Corp. 7.00% 2/1/30	220,000	236,113
Exxon Mobil Corp.
2.44% 8/16/29	290,000	263,793
3.45% 4/15/51	180,000	141,203
3.48% 3/19/30	220,000	209,146
4.11% 3/1/46	180,000	160,436
4.33% 3/19/50	30,000	27,292
KazMunayGas National Co. JSC
5.38% 4/24/30	250,000	247,626
5.75% 4/19/47	650,000	568,183
Occidental Petroleum Corp.
3.00% 2/15/27	200,000	185,540
3.50% 8/15/29	120,000	106,392
4.10% 2/15/47	180,000	129,760
4.20% 3/15/48	50,000	39,289
4.40% 4/15/46	90,000	73,269
4.50% 7/15/44	680,000	528,700
4.63% 6/15/45	280,000	220,377
5.55% 3/15/26	50,000	50,362
6.60% 3/15/46	600,000	649,644
Pertamina Persero PT 6.00% 5/3/42	430,000	451,714
Petroleos del Peru SA
4.75% 6/19/32	670,000	478,536
5.63% 6/19/47	360,000	220,500
Petroleos Mexicanos
5.50% 6/27/44	190,000	117,371
5.63% 1/23/46	650,000	393,589
6.38% 1/23/45	220,000	143,347
6.63% 6/15/35	416,000	319,050
6.88% 8/4/26	85,000	82,537
Pioneer Natural Resources Co.
1.13% 1/15/26	50,000	46,411
1.90% 8/15/30	200,000	169,802
2.15% 1/15/31	440,000	373,801
Reliance Industries Ltd.
2.88% 1/12/32	360,000	308,370
3.63% 1/12/52	630,000	461,536
Shell International Finance BV
2.38% 11/7/29	50,000	44,988
2.75% 4/6/30	100,000	91,342
3.25% 4/6/50	600,000	450,745
4.00% 5/10/46	660,000	572,729
		17,195,213
Oil & Gas Services–0.03%
Halliburton Co. 5.00% 11/15/45	70,000	67,935
LVIP Western Asset Core Bond Fund-17

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Schlumberger Holdings Corp. 3.90% 5/17/28	75,000	$72,813
		140,748
Pharmaceuticals–1.80%
AbbVie, Inc.
2.60% 11/21/24	720,000	703,367
2.95% 11/21/26	160,000	153,424
3.20% 11/21/29	1,200,000	1,121,747
3.60% 5/14/25	150,000	147,284
3.80% 3/15/25	190,000	187,407
4.25% 11/21/49	380,000	338,638
4.55% 3/15/35	20,000	19,613
4.88% 11/14/48	30,000	29,245
Becton Dickinson & Co.
3.36% 6/6/24	53,000	52,488
3.73% 12/15/24	16,000	15,748
4.69% 12/15/44	113,000	105,595
Bristol-Myers Squibb Co.
3.40% 7/26/29	81,000	76,825
4.55% 2/20/48	202,000	182,911
Cigna Group
4.13% 11/15/25	130,000	128,355
4.38% 10/15/28	600,000	595,166
4.80% 8/15/38	240,000	232,045
4.90% 12/15/48	220,000	209,163
CVS Health Corp.
1.88% 2/28/31	50,000	41,148
2.13% 9/15/31	180,000	149,018
3.63% 4/1/27	70,000	67,829
3.75% 4/1/30	230,000	216,362
3.88% 7/20/25	480,000	471,689
4.13% 4/1/40	70,000	60,107
4.25% 4/1/50	220,000	183,743
4.30% 3/25/28	392,000	385,355
5.05% 3/25/48	570,000	533,126
5.13% 7/20/45	270,000	255,443
Johnson & Johnson 2.10% 9/1/40	440,000	313,003
Merck & Co., Inc.
1.45% 6/24/30	600,000	501,410
2.75% 12/10/51	50,000	34,368
Pfizer, Inc.
1.70% 5/28/30	1,030,000	877,060
2.63% 4/1/30	220,000	198,430
2.70% 5/28/50	240,000	167,107
		8,754,219
Pipelines–2.54%
Cameron LNG LLC 3.30% 1/15/35	760,000	647,117
Columbia Pipelines Holding Co. LLC 6.04% 8/15/28	1,240,000	1,279,808
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Columbia Pipelines Operating Co. LLC
6.04% 11/15/33	250,000	$261,817
6.54% 11/15/53	330,000	363,333
Energy Transfer LP
2.90% 5/15/25	130,000	125,963
3.75% 5/15/30	1,240,000	1,151,498
4.95% 6/15/28	80,000	79,687
5.25% 4/15/29	250,000	251,870
5.30% 4/1/44	20,000	18,402
5.40% 10/1/47	210,000	195,674
5.50% 6/1/27	170,000	172,071
6.25% 4/15/49	110,000	113,751
Enterprise Products Operating LLC
2.80% 1/31/30	470,000	425,050
3.13% 7/31/29	50,000	46,766
3.70% 1/31/51	320,000	254,607
3.95% 2/15/27	303,000	298,052
3.95% 1/31/60	90,000	72,935
4.15% 10/16/28	260,000	256,703
4.45% 2/15/43	50,000	45,629
4.80% 2/1/49	60,000	56,754
4.85% 3/15/44	40,000	38,430
5.10% 2/15/45	180,000	176,629
μ5.38% 2/15/78	70,000	62,737
6.65% 10/15/34	110,000	125,891
7.55% 4/15/38	40,000	48,933
Kinder Morgan Energy Partners LP
4.25% 9/1/24	260,000	257,585
5.50% 3/1/44	140,000	132,409
Kinder Morgan, Inc.
4.30% 6/1/25	150,000	148,096
4.30% 3/1/28	220,000	216,915
5.20% 3/1/48	20,000	18,254
5.55% 6/1/45	170,000	163,516
MPLX LP
4.50% 4/15/38	230,000	204,669
4.70% 4/15/48	170,000	146,508
4.80% 2/15/29	310,000	307,787
5.20% 3/1/47	100,000	92,748
5.20% 12/1/47	130,000	118,889
5.50% 2/15/49	190,000	183,747
ONEOK, Inc.
5.55% 11/1/26	100,000	101,760
5.80% 11/1/30	160,000	166,343
6.05% 9/1/33	270,000	286,070
6.63% 9/1/53	420,000	470,038
Targa Resources Corp. 4.95% 4/15/52	70,000	61,411
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	560,000	493,228
LVIP Western Asset Core Bond Fund-18

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Transcontinental Gas Pipe Line Co. LLC
3.25% 5/15/30	180,000	$163,158
7.85% 2/1/26	1,020,000	1,068,055
Western Midstream Operating LP
3.10% 2/1/25	340,000	330,875
4.05% 2/1/30	40,000	37,406
Williams Cos., Inc.
4.85% 3/1/48	50,000	45,416
4.90% 1/15/45	270,000	245,067
5.10% 9/15/45	190,000	178,943
8.75% 3/15/32	120,000	145,368
		12,354,368
Retail–0.67%
Costco Wholesale Corp.
1.38% 6/20/27	290,000	263,125
1.60% 4/20/30	30,000	25,699
1.75% 4/20/32	120,000	100,242
Home Depot, Inc.
2.50% 4/15/27	100,000	94,198
2.70% 4/15/30	150,000	136,998
3.25% 4/15/32	530,000	489,405
3.30% 4/15/40	160,000	132,171
3.35% 4/15/50	210,000	163,223
3.90% 6/15/47	30,000	25,800
Lowe's Cos., Inc.
1.70% 9/15/28	250,000	221,114
4.50% 4/15/30	240,000	238,606
McDonald's Corp.
1.45% 9/1/25	250,000	236,611
2.13% 3/1/30	220,000	192,254
3.50% 3/1/27	50,000	48,666
3.50% 7/1/27	40,000	38,853
3.60% 7/1/30	140,000	132,797
3.63% 9/1/49	30,000	24,044
3.70% 1/30/26	90,000	88,479
4.20% 4/1/50	160,000	141,508
4.88% 12/9/45	330,000	324,064
Walmart, Inc.
1.50% 9/22/28	80,000	71,466
1.80% 9/22/31	50,000	42,367
2.38% 9/24/29	30,000	27,318
		3,259,008
Semiconductors–0.76%
Applied Materials, Inc. 1.75% 6/1/30	90,000	76,545
Broadcom, Inc.
3.14% 11/15/35	380,000	311,974
3.19% 11/15/36	8,000	6,483
4.15% 11/15/30	72,000	68,773
4.93% 5/15/37	199,000	192,578
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Intel Corp.
1.60% 8/12/28	120,000	$106,155
3.05% 8/12/51	60,000	42,250
4.75% 3/25/50	200,000	188,957
5.13% 2/10/30	170,000	176,304
5.20% 2/10/33	120,000	125,361
KLA Corp. 4.65% 7/15/32	160,000	163,437
Micron Technology, Inc.
5.88% 2/9/33	190,000	197,483
5.88% 9/15/33	20,000	20,802
NVIDIA Corp. 3.70% 4/1/60	210,000	175,861
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70% 5/1/25	60,000	57,830
Texas Instruments, Inc.
1.75% 5/4/30	130,000	112,098
3.88% 3/15/39	70,000	64,578
4.15% 5/15/48	370,000	335,501
TSMC Arizona Corp.
1.75% 10/25/26	210,000	193,551
2.50% 10/25/31	1,250,000	1,076,033
		3,692,554
Software–0.34%
Adobe, Inc. 2.30% 2/1/30	260,000	232,908
Oracle Corp.
1.65% 3/25/26	630,000	587,712
2.88% 3/25/31	510,000	451,785
2.95% 4/1/30	40,000	36,102
4.65% 5/6/30	170,000	169,332
Salesforce, Inc. 3.70% 4/11/28	190,000	186,172
		1,664,011
Telecommunications–1.61%
AT&T, Inc.
2.25% 2/1/32	330,000	272,889
2.55% 12/1/33	340,000	277,107
3.55% 9/15/55	28,000	20,131
3.65% 9/15/59	50,000	35,835
3.80% 2/15/27	320,000	312,302
3.80% 12/1/57	60,000	44,601
4.35% 3/1/29	1,300,000	1,282,981
4.35% 6/15/45	58,000	50,072
Telefonica Emisiones SA 5.21% 3/8/47	150,000	138,983
T-Mobile USA, Inc.
2.25% 11/15/31	220,000	183,172
2.55% 2/15/31	130,000	111,971
3.00% 2/15/41	250,000	187,089
3.30% 2/15/51	60,000	43,346
3.50% 4/15/25	210,000	205,561
3.75% 4/15/27	40,000	38,797
3.88% 4/15/30	1,520,000	1,441,419
Verizon Communications, Inc.
1.75% 1/20/31	840,000	690,883
LVIP Western Asset Core Bond Fund-19

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc. (continued)
2.10% 3/22/28	200,000	$180,921
2.55% 3/21/31	398,000	343,175
2.65% 11/20/40	100,000	72,052
3.15% 3/22/30	170,000	155,382
3.40% 3/22/41	60,000	47,762
3.85% 11/1/42	210,000	175,773
4.00% 3/22/50	210,000	174,517
4.13% 3/16/27	110,000	108,383
4.40% 11/1/34	220,000	211,658
4.50% 8/10/33	840,000	819,389
4.86% 8/21/46	20,000	19,081
5.25% 3/16/37	130,000	135,279
5.50% 3/16/47	30,000	31,271
		7,811,782
Transportation–0.13%
Union Pacific Corp.
2.15% 2/5/27	170,000	158,639
2.40% 2/5/30	160,000	142,500
3.75% 7/15/25	90,000	88,633
3.75% 2/5/70	220,000	169,633
3.84% 3/20/60	90,000	73,417
		632,822
Total Corporate Bonds (Cost $175,786,056)		163,552,218
NON-AGENCY ASSET-BACKED SECURITIES–7.66%
•522 Funding CLO Ltd. Series 2020-6A A1R 6.82% (TSFR03M + 1.41%) 10/23/34	480,000	479,985
•AB BSL CLO 4 Ltd. Series 2023-4A A 7.42% (TSFR03M + 2.00%) 4/20/36	250,000	250,864
•AGL CLO 13 Ltd. Series 2021-13A A1 6.84% (TSFR03M + 1.42%) 10/20/34	260,000	259,974
•Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL1 A 6.79% (SOFR30A + 1.45%) 1/15/37	526,000	522,726
•ARES Loan Funding IV Ltd. Series 2023-ALF4A A1 7.10% (TSFR03M + 1.75%) 10/15/36	710,000	710,381
•ARES XLIV CLO Ltd. Series 2017-44A A1R 6.74% (TSFR03M + 1.34%) 4/15/34	680,000	678,204
Avis Budget Rental Car Funding AESOP LLC Series 2022-3A A 4.62% 2/20/27	240,000	236,462
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Balboa Bay Loan Funding Ltd. Series 2021-2A A1 6.84% (TSFR03M + 1.43%) 1/20/35	380,000	$379,990
•Birch Grove CLO 7 Ltd. Series 2023-7A A1 7.18% (TSFR03M + 1.80%) 10/20/36	1,760,000	1,758,604
Blackbird Capital II Aircraft Lease Ltd. Series 2021-1A A 2.44% 7/15/46	222,115	191,514
•BlueMountain CLO XXXI Ltd. Series 2021-31A A1 6.81% (TSFR03M + 1.41%) 4/19/34	440,000	438,383
•Carlyle Global Market Strategies CLO Ltd. Series 2015-4A A1R 7.02% (TSFR03M + 1.60%) 7/20/32	420,000	419,719
•Catskill Park CLO Ltd. Series 2017-1A A2 7.38% (TSFR03M + 1.96%) 4/20/29	360,000	359,985
•Cayuga Park CLO Ltd. Series 2020-1A AR 6.78% (TSFR03M + 1.38%) 7/17/34	620,000	619,571
•CBAM Ltd. Series 2017-1A A1 6.93% (TSFR03M + 1.51%) 7/20/30	724,783	724,841
•CIFC Funding Ltd.
Series 2015-4A A1A2 6.75% (TSFR03M + 1.33%) 4/20/34	440,000	438,972
Series 2021-1A A1 6.75% (TSFR03M + 1.37%) 4/25/33	910,000	909,986
•CWHEQ Revolving Home Equity Loan Trust Series 2006-I 2A 5.62% (TSFR01M + 0.25%) 1/15/37	150,495	137,026
•EFS Volunteer No. 2 LLC Series 2012-1 A2 6.80% (SOFR30A + 1.46%) 3/25/36	335,853	335,591
ELFI Graduate Loan Program LLC Series 2023-A A 6.37% 2/4/48	790,291	809,007
•Golub Capital Partners CLO 25M Ltd. Series 2015-25A AR 7.03% (TSFR03M + 1.64%) 5/5/30	276,665	276,282
•Golub Capital Partners CLO 57M Ltd. Series 2021-57A A1 7.13% (TSFR03M + 1.75%) 10/25/34	950,000	935,741
•Golub Capital Partners CLO 66B Ltd. Series 2023-66A A 7.33% (TSFR03M + 1.95%) 4/25/36	250,000	250,301
GoodLeap Sustainable Home Solutions Trust Series 2022-1GS A 2.70% 1/20/49	408,985	323,284
LVIP Western Asset Core Bond Fund-20

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Halsey Point CLO I Ltd. Series 2019-1A A1A1 7.03% (TSFR03M + 1.61%) 1/20/33	250,000	$249,698
•HalseyPoint CLO 3 Ltd. Series 2020-3A A1A 7.10% (TSFR03M + 1.71%) 11/30/32	250,000	250,098
Hardee's Funding LLC Series 2021-1A A2 2.87% 6/20/51	702,000	579,765
Hertz Vehicle Financing III LP Series 2021-2A C 2.52% 12/27/27	580,000	519,724
•HGI CRE CLO Ltd. Series 2021-FL1 A 6.52% (TSFR01M + 1.16%) 6/16/36	479,445	475,730
Hildene Community Funding CDO Ltd. Series 2015-1A ARR 2.60% 11/1/35	577,870	491,682
•HPS Loan Management Ltd. Series 2021-16A A1 6.81% (TSFR03M + 1.40%) 1/23/35	360,000	359,461
•Kings Park CLO Ltd. Series 2021-1A A 6.80% (TSFR03M + 1.39%) 1/21/35	880,000	878,619
•KKR CLO 32 Ltd. Series 32A A1 6.98% (TSFR03M + 1.58%) 1/15/32	260,000	259,757
LAD Auto Receivables Trust Series 2023-2A A2 5.93% 6/15/27	1,263,684	1,264,575
•Madison Park Funding XXXVII Ltd. Series 2019-37A AR 6.73% (TSFR03M + 1.33%) 7/15/33	590,000	589,707
•Magnetite XIV-R Ltd.
Series 2015-14RA A1 6.78% (TSFR03M + 1.38%) 10/18/31	500,000	500,034
Series 2015-14RA A2 6.78% (TSFR03M + 1.38%) 10/18/31	760,000	760,052
•Midocean Credit CLO VII Series 2017-7A BR 7.26% (TSFR03M + 1.86%) 7/15/29	420,000	418,898
•Myers Park CLO Ltd. Series 2018-1A B1 7.28% (TSFR03M + 1.86%) 10/20/30	250,000	249,395
•Navient Student Loan Trust Series 2016-3A A3 6.80% (SOFR30A + 1.46%) 6/25/65	388,261	391,109
NP SPE X LP Series 2021-1A A1 2.23% 3/19/51	537,149	480,886
•Ocean Trails CLO XIV Ltd. Series 2023-14A A1 7.42% (TSFR03M + 2.00%) 1/20/35	390,000	391,225
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Octagon Investment Partners XXI Ltd. Series 2014-1A AAR3 6.64% (TSFR03M + 1.26%) 2/14/31	380,000	$378,995
•OHA Credit Funding 7 Ltd. Series 2020-7A AR 6.70% (TSFR03M + 1.30%) 2/24/37	590,000	588,521
•OHA Credit Partners XVI Series 2021-16A A 6.81% (TSFR03M + 1.41%) 10/18/34	440,000	440,199
•OHA Loan Funding Ltd. Series 2013-2A AR 6.68% (TSFR03M + 1.30%) 5/23/31	484,294	484,346
•Owl Rock CLO III Ltd. Series 2020-3A A1L 7.48% (TSFR03M + 2.06%) 4/20/32	480,000	478,718
•Palmer Square CLO Ltd.
Series 2019-1A A1R 6.79% (TSFR03M + 1.41%) 11/14/34	440,000	439,980
Series 2022-5A A 7.42% (TSFR03M + 2.00%) 10/20/35	880,000	881,902
•Point Au Roche Park CLO Ltd. Series 2021-1A A 6.76% (TSFR03M + 1.34%) 7/20/34	900,000	899,042
•Rad CLO Ltd. Series 2023-22A A1 7.20% (TSFR03M + 1.83%) 1/20/37	1,500,000	1,503,859
•Recette CLO Ltd. Series 2015-1A ARR 6.76% (TSFR03M + 1.34%) 4/20/34	250,000	249,235
•REESE PARK CLO Ltd. Series 2020-1A AR 6.79% (TSFR03M + 1.39%) 10/15/34	790,000	789,976
•SLC Student Loan Trust Series 2008-1 A4A 7.21% (SOFR90A + 1.86%) 12/15/32	359,277	362,097
•SLM Private Credit Student Loan Trust
Series 2005-B A4 5.98% (TSFR03M + 0.59%) 6/15/39	194,170	188,086
Series 2006-A A5 5.94% (TSFR03M + 0.55%) 6/15/39	177,490	170,834
SMB Private Education Loan Trust
Series 2020-A A2A 2.23% 9/15/37	171,508	159,229
Series 2021-C APT1 1.39% 1/15/53	569,128	501,745
Series 2021-C B 2.30% 1/15/53	290,000	266,547
Series 2022-C A1A 4.48% 5/16/50	1,068,054	1,036,277
LVIP Western Asset Core Bond Fund-21

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Symphony CLO Ltd. Series 2023-40A A1 6.98% (TSFR03M + 1.64%) 1/14/34	1,610,000	$1,610,233
Triumph Rail Holdings LLC Series 2021-2 A 2.15% 6/19/51	463,049	413,119
U.S. Bank NA Series 2023-1 B 6.79% 8/25/32	480,000	481,776
U.S. Small Business Administration
Series 2019-20D 1 2.98% 4/1/39	76,908	70,535
Series 2019-25G 1 2.69% 7/1/44	117,431	103,545
•Voya CLO Ltd.
Series 2017-3A A1R 6.72% (TSFR03M + 1.30%) 4/20/34	370,000	368,887
Series 2018-4A A1AR 6.70% (TSFR03M + 1.30%) 1/15/32	740,000	738,576
Wendy's Funding LLC Series 2021-1A A2I 2.37% 6/15/51	555,698	479,117
•Whitebox CLO II Ltd. Series 2020-2A A1R 6.88% (TSFR03M + 1.48%) 10/24/34	500,000	499,816
•Whitebox CLO III Ltd. Series 2021-3A A1 6.88% (TSFR03M + 1.48%) 10/15/34	1,070,000	1,067,882
Total Non-Agency Asset-Backed Securities (Cost $37,876,513)		37,210,882
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–4.31%
Angel Oak Mortgage Trust
•Series 2021-7 A3 2.34% 10/25/66	205,181	170,121
Series 2022-3 A1 4.00% 1/25/67	430,827	403,833
•BRAVO Residential Funding Trust Series 2022-NQM3 A1 5.11% 7/25/62	812,366	809,442
•CENT Trust Series 2023-CITY A 7.98% (TSFR01M + 2.62%) 9/15/38	870,000	874,353
•CIM Trust Series 2021-R6 A1 1.43% 7/25/61	267,036	228,063
•CRSO Trust 7.12% 7/12/40	1,280,000	1,312,845
CSMC Trust
•Series 2018-J1 A2 3.50% 2/25/48	888,803	790,040
φSeries 2019-NQM1 A3 4.06% 10/25/59	343,834	333,302
•Series 2020-RPL4 A1 2.00% 1/25/60	272,489	237,239
•Series 2021-AFC1 A1 0.83% 3/25/56	239,994	181,574
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
CSMC Trust (continued)
•Series 2021-AFC1 A3 1.17% 3/25/56	321,810	$243,244
•Series 2021-NQM3 A3 1.63% 4/25/66	566,453	468,771
•Series 2021-NQM7 A1 1.76% 10/25/66	188,912	155,852
•Series 2021-NQM8 A1 1.84% 10/25/66	911,642	780,617
Series 2021-RPL2 A1 2.00% 1/25/60	163,955	141,002
•Series 2021-RPL6 A1 2.00% 10/25/60	331,772	290,865
•Series 2022-NQM1 A1 2.27% 11/25/66	894,096	777,971
•Deephaven Residential Mortgage Trust Series 2022-1 A1 2.21% 1/25/67	652,271	571,704
•Ellington Financial Mortgage Trust Series 2021-2 A1 0.93% 6/25/66	248,474	200,596
φGCAT Trust Series 2020-NQM1 A3 2.55% 1/25/60	738,508	695,470
•Impac CMB Trust Series 2007-A A 5.97% (TSFR01M + 0.61%) 5/25/37	312,156	297,172
•JP Morgan Mortgage Trust Series 2017-5 A2 3.68% 10/26/48	929,955	900,468
•MFA Trust Series 2020-NQM1 A3 2.30% 8/25/49	180,580	165,834
•New Residential Mortgage Loan Trust
Series 2014-2A A3 3.75% 5/25/54	172,443	161,210
Series 2015-2A A1 3.75% 8/25/55	600,688	569,126
Series 2015-2A A2 3.75% 8/25/55	341,915	323,950
Series 2016-3A A1B 3.25% 9/25/56	187,401	173,188
Series 2016-3A B1 4.00% 9/25/56	769,793	730,708
Series 2016-4A B2 4.75% 11/25/56	412,633	394,202
Series 2017-1A A1 4.00% 2/25/57	481,696	459,086
Series 2017-2A B2 4.75% 3/25/57	421,143	405,583
Series 2017-4A A1 4.00% 5/25/57	442,132	420,153
Series 2017-6A A1 4.00% 8/27/57	967,430	921,177
Series 2022-NQM2 A1 3.08% 3/27/62	909,072	825,226
LVIP Western Asset Core Bond Fund-22

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•OBX Trust
Series 2021-NQM2 A1 1.10% 5/25/61	170,118	$130,027
Series 2021-NQM3 A1 1.05% 7/25/61	272,933	207,451
Series 2022-NQM1 A1 2.31% 11/25/61	885,007	760,989
•Onslow Bay Mortgage Loan Trust Series 2021-NQM4 A1 1.96% 10/25/61	563,566	460,047
•PRKCM Trust Series 2021-AFC2 A1 2.07% 11/25/56	245,995	202,905
•SG Residential Mortgage Trust Series 2022-1 A1 3.17% 3/27/62	866,170	781,479
Towd Point Mortgage Trust
•Series 2016-3 B1 4.13% 4/25/56	270,000	257,539
•Series 2017-6 M1 3.25% 10/25/57	500,000	448,082
•Series 2019-HY2 M2 7.37% (TSFR01M + 2.01%) 5/25/58	300,000	306,578
Series 2022-4 A1 3.75% 9/25/62	819,617	763,167
♦•WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR13 A1A1 6.05% (TSFR01M + 0.69%) 10/25/45	228,507	215,551
Total Non-Agency Collateralized Mortgage Obligations (Cost $23,084,131)		20,947,802
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–4.12%
•AREIT Trust Series 2022-CRE6 A 6.59% (SOFR30A + 1.25%) 1/20/37	518,563	514,854
•BANK Series 2018-BN14 C 4.61% 9/15/60	520,000	394,166
•BX Commercial Mortgage Trust
Series 2021-SOAR A 6.15% (TSFR01M + 0.78%) 6/15/38	371,362	365,093
Series 2021-XL2 A 6.17% (TSFR01M + 0.80%) 10/15/38	1,125,979	1,104,157
Series 2023-VLT2 A 7.64% (TSFR01M + 2.28%) 6/15/40	1,170,000	1,167,463
Series 2023-XL3 A 7.12% (TSFR01M + 1.76%) 12/9/40	470,000	470,147
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Trust
Series 2019-OC11 A 3.20% 12/9/41	270,000	$238,855
•Series 2021-BXMF A 6.11% (TSFR01M + 0.75%) 10/15/26	591,233	579,405
•Series 2022-LBA6 A 6.36% (TSFR01M + 1.00%) 1/15/39	530,000	520,722
•CAMB Commercial Mortgage Trust Series 2019-LIFE A 6.73% (TSFR01M + 1.12%) 12/15/37	420,000	417,112
CD Mortgage Trust Series 2016-CD1 A4 2.72% 8/10/49	610,000	561,719
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	209,000	202,776
Series 2016-P3 A4 3.33% 4/15/49	178,000	169,246
Series 2016-P6 A4 3.46% 12/10/49	88,681	84,013
COMM Mortgage Trust
Series 2014-CR16 A4 4.05% 4/10/47	184,000	182,718
Series 2014-CR20 A4 3.59% 11/10/47	92,000	89,974
Series 2014-CR20 AM 3.94% 11/10/47	380,000	362,642
Series 2015-CR23 A4 3.50% 5/10/48	98,000	95,000
CSMC Trust Series 2014-USA B 4.18% 9/15/37	540,000	440,366
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	225,000	213,689
•GS Mortgage Securities Corp. Trust Series 2013-PEMB A 3.55% 3/5/33	1,190,000	911,029
GS Mortgage Securities Trust
•Series 2010-C1 C 5.64% 8/10/43	437,000	403,847
Series 2015-GC32 A4 3.76% 7/10/48	122,000	117,847
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1 A5 3.91% 1/15/49	308,000	297,284
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	425,000	409,629
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	404,000	377,393
LVIP Western Asset Core Bond Fund-23

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•KNDL Mortgage Trust Series 2019-KNSQ A 6.36% (TSFR01M + 1.00%) 5/15/36	1,060,000	$1,056,025
•MHC Commercial Mortgage Trust Series 2021-MHC A 6.28% (TSFR01M + 0.92%) 4/15/38	322,872	319,440
•MHC Trust Series 2021-MHC2 A 6.33% (TSFR01M + 0.96%) 5/15/38	176,911	174,477
Morgan Stanley Bank of America Merrill Lynch Trust
•Series 2013-C7 C 4.06% 2/15/46	409,796	391,869
Series 2014-C17 A5 3.74% 8/15/47	158,407	154,619
Series 2015-C23 A4 3.72% 7/15/50	388,000	375,158
Series 2015-C26 A5 3.53% 10/15/48	301,800	291,151
Series 2016-C29 A4 3.33% 5/15/49	170,000	160,948
•Morgan Stanley Capital I Trust Series 2019-BPR A 7.34% (TSFR01M + 1.99%) 5/15/36	629,053	616,600
•MSWF Commercial Mortgage Trust Series 2023-2 A5 6.01% 12/15/56	540,000	582,974
•MTN Commercial Mortgage Trust Series 2022-LPFL A 6.77% (TSFR01M + 1.40%) 3/15/39	320,000	310,534
Natixis Commercial Mortgage Securities Trust Series 2019-FAME A 3.05% 8/15/36	1,710,000	1,485,532
•NJ Trust Series 2023-GSP A 6.70% 1/6/29	420,000	430,796
•OPG Trust Series 2021-PORT A 5.96% (TSFR01M + 0.60%) 10/15/36	763,690	744,591
•SMRT Series 2022-MINI A 6.36% (TSFR01M + 1.00%) 1/15/39	540,000	528,522
VLS Commercial Mortgage Trust Series 2020-LAB A 2.13% 10/10/42	480,000	390,234
VNDO Trust Series 2016-350P A 3.81% 1/10/35	1,080,000	1,015,225
*•Wells Fargo Commercial Mortgage Trust
Series 2016-BNK1 XA 1.71% 8/15/49	3,870,477	125,838
Series 2016-C36 XA 1.16% 11/15/59	7,870,303	195,351
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $21,760,880)		20,041,030
	Principal Amount°	Value (U.S. $)
ΔREGIONAL BONDS–0.15%
Canada—0.15%
Province of British Columbia Canada 2.25% 6/2/26	345,000	$328,688
Province of Manitoba Canada 2.13% 6/22/26	212,000	201,033
Province of Quebec Canada 2.50% 4/20/26	229,000	219,772
		749,493
Total Regional Bonds (Cost $790,952)		749,493
ΔSOVEREIGN BONDS–1.70%
Chile—0.04%
Chile Government International Bonds 3.10% 1/22/61	290,000	194,361
		194,361
Colombia—0.40%
Colombia Government International Bonds
3.13% 4/15/31	280,000	227,679
3.88% 4/25/27	420,000	400,119
5.00% 6/15/45	650,000	503,743
5.20% 5/15/49	210,000	163,951
5.63% 2/26/44	760,000	638,031
		1,933,523
India—0.06%
Export-Import Bank of India 3.38% 8/5/26	310,000	297,581
		297,581
Israel—0.25%
Israel Government International Bonds 2.75% 7/3/30	870,000	767,775
State of Israel
3.38% 1/15/50	220,000	155,925
3.80% 5/13/60	380,000	271,875
		1,195,575
Kazakhstan—0.15%
Kazakhstan Government International Bonds 4.88% 10/14/44	770,000	743,647
		743,647
Mexico—0.69%
Mexico Government International Bonds
3.50% 2/12/34	1,510,000	1,277,493
4.40% 2/12/52	1,000,000	790,789
4.75% 3/8/44	1,490,000	1,279,207
		3,347,489
LVIP Western Asset Core Bond Fund-24

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Peru—0.09%
Peruvian Government International Bonds
3.55% 3/10/51	160,000	$121,096
3.60% 1/15/72	430,000	302,544
		423,640
Uruguay—0.02%
Uruguay Government International Bonds 7.63% 3/21/36	80,000	99,454
		99,454
Total Sovereign Bonds (Cost $9,736,913)		8,235,270
U.S. TREASURY OBLIGATIONS–12.19%
U.S. Treasury Bonds
1.25% 5/15/50	8,490,000	4,574,982
1.38% 8/15/50	6,980,000	3,889,441
1.63% 11/15/50	3,540,000	2,109,066
1.88% 2/15/51	7,100,000	4,502,121
1.88% 11/15/51	916,000	579,084
2.00% 2/15/50	1,370,000	901,471
2.00% 8/15/51	590,000	385,275
2.25% 2/15/52	7,654,000	5,305,777
2.38% 5/15/51	4,790,000	3,418,114
2.88% 5/15/49	400,000	317,844
3.00% 2/15/49	1,690,000	1,375,172
3.25% 5/15/42	40,000	35,094
3.38% 11/15/48	940,000	819,048
3.63% 2/15/53	3,130,000	2,890,359
3.63% 5/15/53	3,810,000	3,522,464
3.88% 2/15/43	160,000	152,550
3.88% 5/15/43	2,740,000	2,611,991
4.00% 11/15/52	590,000	582,118
4.13% 8/15/53	2,880,000	2,911,050
4.38% 8/15/43	2,130,000	2,174,264
4.75% 11/15/43	1,340,000	1,437,359
4.75% 11/15/53	5,130,000	5,752,814
U.S. Treasury Inflation Indexed Notes 1.13% 1/15/33	4,451,799	4,210,947
U.S. Treasury Notes
3.38% 5/15/33	1,655,000	1,588,283
4.00% 2/29/28	10,000	10,033
4.38% 11/30/30	2,610,000	2,683,814
4.50% 11/15/33	340,000	356,947
4.63% 3/15/26	100,000	100,867
4.63% 9/30/30	10,000	10,424
4.88% 10/31/28	50,000	52,191
Total U.S. Treasury Obligations (Cost $69,649,521)		59,260,964

	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED–0.03%
Centrally Cleared–0.03%
Put Options–0.02%
3 Month SOFR Strike price $94.50, expiration date 3/15/24, notional amount $44,415,000	188	$2,350
3 Month SOFR Strike price $94.75, expiration date 4/12/24, notional amount $22,029,375	93	4,650
3 Month SOFR Strike price $96.00, expiration date 12/13/24, notional amount $27,360,000	114	111,150
		118,150
Call Options–0.01%
U.S. Treasury 5 yr Notes Strike price $109.00, expiration date 1/26/24, notional amount $6,431,000	59	32,266
		32,266
Total Options Purchased (Cost $208,942)		150,416

	Number of Shares
MONEY MARKET FUND–2.16%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	10,496,448	10,496,448
Total Money Market Fund (Cost $10,496,448)		10,496,448

	Principal Amount°
SHORT-TERM INVESTMENT—1.21%
U.S. Treasury Obligation–1.21%
≠U.S. Treasury Bills 5.49% 5/16/24	6,010,000	5,894,766
Total Short-Term Investment (Cost $5,890,348)		5,894,766

LVIP Western Asset Core Bond Fund-25

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
TOTAL INVESTMENTS–100.24% (Cost $523,162,233)	$487,213,547

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN –(0.04)%
Centrally Cleared–(0.04)%
Call Options–(0.03)%
U.S. Treasury 10 yr Notes Strike price $114.00, expiration date 1/26/24, notional amount $(4,446,000)	(39)	$(18,891)
U.S. Treasury 10 yr Notes Strike price $114.50, expiration date 1/26/24, notional amount $(4,465,500)	(39)	(14,016)
U.S. Treasury 5 yr Notes Strike price $110.25, expiration date 1/26/24, notional amount $(6,504,750)	(59)	(11,523)
3 Month SOFR Strike price $97.13, expiration date 12/13/24, notional amount $(27,680,625)	(114)	(70,537)
U.S. Treasury Long Bonds Strike price $126.00, expiration date 1/26/24, notional amount $(1,134,000)	(9)	(11,953)
(126,920)
Put Option Written–(0.01)%
3 Month SOFR Strike price $95.50, expiration date 12/13/24, notional amount $(27,217,500)	(114)	(57,000)
Total Options Written (Premium received $(189,826))		(183,920)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.20%)	(997,121)
NET ASSETS APPLICABLE TO 61,888,061 SHARES OUTSTANDING–100.00%	$486,032,506

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

*Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
‡Rate is less than 0.01%.
♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
φStep coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2023.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at the time of purchase.
LVIP Western Asset Core Bond Fund-26

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)

The following futures contracts and swap contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(292)	3 Month SOFR	$(69,089,025)	$(69,089,312)	3/19/24	$287	$—
(36)	3 Month SOFR	(8,551,350)	(8,511,611)	6/18/24	—	(39,739)
237	3 Month SOFR	57,039,975	56,847,567	3/18/25	192,408	—
370	3 Month SOFR	89,664,875	88,807,389	3/17/26	857,486	—
826	U.S. Treasury 10 yr Notes	93,247,656	90,270,461	3/19/24	2,977,195	—
(133)	U.S. Treasury 10 yr Ultra Notes	(15,696,078)	(14,986,590)	3/19/24	—	(709,488)
202	U.S. Treasury 2 yr Notes	41,594,640	41,167,130	3/28/24	427,510	—
(657)	U.S. Treasury 5 yr Notes	(71,464,148)	(69,816,176)	3/28/24	—	(1,647,972)
(14)	U.S. Treasury Long Bonds	(1,749,125)	(1,693,983)	3/19/24	—	(55,142)
120	U.S. Treasury Ultra Bonds	16,031,250	14,579,297	3/19/24	1,451,953	—
Total Futures Contracts					$5,906,839	$(2,452,341)
Swap Contract1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared/
Protection Sold
CDX.NA.IG.41- Quarterly[4]	58,084,100	(1.00%)	12/20/28	$1,145,815	$664,554	$481,261	$—
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Payment Frequency (Fixed Rate/Floating Rate)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared
2,965,000	1.52	(5.40)[5]	Annual	2/15/47	$996,883	$(95,579)	$1,092,462	$—
5,145,000	2.60	(5.40)[5]	Annual	10/14/27	217,108	62,868	154,240	—
12,415,000	(2.77)	5.40[5]	Annual	10/14/24	(279,597)	(26,908)	—	(252,689)
14,508,000	(3.50)	5.40[5]	Annual	9/30/24	(231,107)	3,095	—	(234,202)
4,596,000	2.60	(5.40)[5]	Annual	2/15/48	718,634	299,856	418,778	—
6,564,000	3.15	(5.40)[5]	Annual	5/15/48	378,196	(1,256,819)	1,635,015	—
6,514,000	3.05	(5.40)[5]	Annual	2/15/48	515,995	259,240	256,755	—
109,929,000	5.41	(5.33)[6]	At Maturity	1/31/24	(10,619)	—	—	(10,619)
4,308,000	(3.95)	0.00[5,7]	Annual	5/31/28	77,510	11,836	65,674	—
Total IRS Contracts						$(742,411)	$3,622,924	$(497,510)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.

[5] Rate resets based on SOFR12M-Secured Overnight Financing Rate
LVIP Western Asset Core Bond Fund-27

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
[6] Rate resets based on FEDL12M.
[7] Effective March 01, 2024.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
CDX.NA.IG–Credit Default Swap Index North American Investment Grade
CLO–Collateralized Loan Obligation
DB-JPM–Deutsche Bank JPMorgan
FEDL12M–Federal Funds Rate 12 Month
GNMA–Government National Mortgage Association
GS–Goldman Sachs
H15T1Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 Year
HSBC–Hong Kong and Shanghai Banking Corporation
IRS–Interest Rate Swap
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LNG–Liquefied Natural Gas
REMIC–Real Estate Mortgage Investment Conduits
RFUCCT1Y–Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
STACR–Structured Agency Credit Risk
TBA–To be announced
TSFR01M–1 Month Term Secured Overnight Financing Rate
TSFR03M–3 Month Term Secured Overnight Financing Rate
SOFR30A–Secured Overnight Financing Rate 30 Days Average
SOFR90A–Secured Overnight Financing Rate 90 Days Average
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund-28

LVIP Western Asset Core Bond Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Investments, at value	$487,213,547
Receivable for securities sold	32,166,995
Dividends and interest receivable	3,501,423
Cash collateral held at brokers for swap contracts	2,078,722
Cash collateral held at broker for futures contracts	902,391
Receivable for fund shares sold	181,349
Due from custodian	129,208
Variation margin due from broker on centrally cleared swap contracts	107,393
Prepaid expenses	7,483
Cash	5,497
TOTAL ASSETS	526,294,008
LIABILITIES:
Payable for securities purchased	39,490,771
Due to manager and affiliates	288,891
Options written, at value	183,920
Other accrued expenses payable	109,530
Payable for fund shares redeemed	61,679
Payable for fund accounting fee	55,611
Payable for audit fee	39,748
Variation margin due to broker on futures contracts	31,352
TOTAL LIABILITIES	40,261,502
TOTAL NET ASSETS	$486,032,506
Investments, at cost	$523,162,233
Options written, premiums received	(189,826)
Standard Class:
Net Assets	$21,724,753
Shares Outstanding	2,775,714
Net Asset Value Per Share	$7.827
Service Class:
Net Assets	$464,307,753
Shares Outstanding	59,112,347
Net Asset Value Per Share	$7.855
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$709,888,417
Distributable earnings/(accumulated loss)	(223,855,911)
TOTAL NET ASSETS	$486,032,506
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund-29

LVIP Western Asset Core Bond Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$64,604,433
EXPENSES:
Management fees	7,023,794
Distribution fees-Service Class	1,062,284
Shareholder servicing fees	452,645
Accounting and administration expenses	334,686
Custodian fees	127,296
Pricing fees	100,921
Professional fees	92,824
Trustees’ fees and expenses	66,343
Reports and statements to shareholders	26,127
Consulting fees	2,558
Other	36,067
Total operating expenses	9,325,545
NET INVESTMENT INCOME	55,278,888
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(291,949,778)
Futures contracts	(18,838,514)
Options purchased	(145,076)
Options written	(1,166,317)
Swap contracts	41,326,938
Net realized loss	(270,772,747)
Net change in unrealized appreciation (depreciation) of:
Investments	248,299,540
Futures contracts	3,059,111
Options purchased	241,644
Options written	5,906
Swap contracts	(29,994,964)
Net change in unrealized appreciation (depreciation)	221,611,237
NET REALIZED AND UNREALIZED LOSS	(49,161,510)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,117,378
See accompanying notes, which are an integral part of the financial statements.

LVIP Western Asset Core Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$55,278,888	$50,813,534
Net realized loss	(270,772,747)	(154,592,840)
Net change in unrealized appreciation (depreciation)	221,611,237	(287,216,652)
Net increase (decrease) in net assets resulting from operations	6,117,378	(390,995,958)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,930,979)	(47,658,428)
Service Class	(46,809,185)	(11,515,669)
	(49,740,164)	(59,174,097)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	127,426,886	140,442,906
Service Class	89,466,117	53,517,522
Reinvestment of dividends and distributions:
Standard Class	2,930,979	47,658,428
Service Class	46,809,185	11,515,669
	266,633,167	253,134,525
Cost of shares redeemed:
Standard Class	(1,580,183,769)	(308,276,052)
Service Class	(48,099,208)	(73,695,684)
	(1,628,282,977)	(381,971,736)
Decrease in net assets derived from capital share transactions	(1,361,649,810)	(128,837,211)
NET DECREASE IN NET ASSETS	(1,405,272,596)	(579,007,266)
NET ASSETS:
Beginning of year	1,891,305,102	2,470,312,368
End of year	$486,032,506	$1,891,305,102
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund-30

LVIP Western Asset Core Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.261	$10.197	$10.782	$10.116	$9.415
Income (loss) from investment operations:
Net investment income[1]	0.307	0.228	0.169	0.217	0.276
Net realized and unrealized gain (loss)	0.172	(1.893)	(0.352)	0.692	0.710
Total from investment operations	0.479	(1.665)	(0.183)	0.909	0.986
Less dividends and distributions from:
Net investment income	(0.913)	(0.271)	(0.235)	(0.243)	(0.283)
Net realized gain	—	—	(0.159)	—	—
Return of capital	—	—	(0.008)	—	(0.002)
Total dividends and distributions	(0.913)	(0.271)	(0.402)	(0.243)	(0.285)
Net asset value, end of period	$7.827	$8.261	$10.197	$10.782	$10.116
Total return[2]	5.93%	(16.42% )	(1.72% )	9.00%	10.48%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,725	$1,494,224	$1,971,350	$1,868,293	$1,748,824
Ratio of expenses to average net assets	0.53%	0.52%	0.50%	0.51%	0.51%
Ratio of net investment income to average net assets	3.61%	2.53%	1.61%	2.06%	2.75%
Portfolio turnover	207% [3]	128%	129%	225%	159%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

[3]	Portfolio turnover rate excludes in-kind transactions.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund-31

LVIP Western Asset Core Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.249	$10.181	$10.768	$10.107	$9.413
Income (loss) from investment operations:
Net investment income[1]	0.280	0.205	0.143	0.190	0.251
Net realized and unrealized gain (loss)	0.218	(1.889)	(0.352)	0.691	0.709
Total from investment operations	0.498	(1.684)	(0.209)	0.881	0.960
Less dividends and distributions from:
Net investment income	(0.892)	(0.248)	(0.212)	(0.220)	(0.264)
Net realized gain	—	—	(0.159)	—	—
Return of capital	—	—	(0.007)	—	(0.002)
Total dividends and distributions	(0.892)	(0.248)	(0.378)	(0.220)	(0.266)
Net asset value, end of period	$7.855	$8.249	$10.181	$10.768	$10.107
Total return[2]	6.19%	(16.62% )	(1.97% )	8.73%	10.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$464,308	$397,081	$498,962	$404,800	$272,881
Ratio of expenses to average net assets	0.78%	0.77%	0.75%	0.76%	0.76%
Ratio of net investment income to average net assets	3.36%	2.28%	1.36%	1.81%	2.50%
Portfolio turnover	207% [3]	128%	129%	225%	159%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

[3]	Portfolio turnover rate excludes in-kind transactions.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund-32

LVIP Western Asset Core Bond Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Western Asset Core Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP Western Asset Core Bond Fund-33

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.45% of the first $2 billion of the Fund’s average daily net assets; and 0.35% of the Fund’s average daily net assets in excess of $2 billion.   The management fee is calculated daily and paid monthly.
Western Asset Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$136,664
Legal	22,142
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,503 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$181,086
Distribution fees payable to LFD	96,135
Shareholder servicing fees payable to Lincoln Life	11,670
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Western Asset Core Bond Fund-34

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
On September 26, 2023,  the Fund transferred securities to shareholders in connection with in-kind redemption transactions. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the year ended December 31, 2023, the Fund had in-kind redemptions of $1,424,348,294. For tax purposes, no gains or losses were recognized. Net losses resulting from such in-kind redemptions, which are included in the Statement of Operations were $245,669,897.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments and in-kind transactions as follows:
Purchases other than U.S. government securities	$125,026,733
Purchases of U.S. government securities	2,991,239,401
Sales other than U.S. government securities	207,700,363
Sales of U.S. government securities	2,933,341,421
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$523,730,011
Aggregate unrealized appreciation of investments and derivatives	$9,105,884
Aggregate unrealized depreciation of investments and derivatives	(42,849,111)
Net unrealized depreciation of investments and derivatives	$(33,743,227)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Western Asset Core Bond Fund-35

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$13,187,909	$—	$13,187,909
Agency Commercial Mortgage-Backed Securities	—	2,335,885	—	2,335,885
Agency Mortgage-Backed Securities	—	145,150,464	—	145,150,464
Corporate Bonds	—	163,552,218	—	163,552,218
Non-Agency Asset-Backed Securities	—	37,210,882	—	37,210,882
Non-Agency Collateralized Mortgage Obligations	—	20,947,802	—	20,947,802
Non-Agency Commercial Mortgage-Backed Securities	—	20,041,030	—	20,041,030
Regional Bonds	—	749,493	—	749,493
Sovereign Bonds	—	8,235,270	—	8,235,270
U.S. Treasury Obligations	—	59,260,964	—	59,260,964
Money Market Fund	10,496,448	—	—	10,496,448
Options Purchased	150,416	—	—	150,416
Short-Term Investments	—	5,894,766	—	5,894,766
Total Investments	$10,646,864	$476,566,683	$—	$487,213,547
Derivatives:

Assets:
Futures Contracts	$5,906,839	$—	$—	$5,906,839
Swap Contracts	$—	$4,104,185	$—	$4,104,185
Liabilities:
Futures Contracts	$(2,452,341)	$—	$—	$(2,452,341)
Swap Contracts	$—	$(497,510)	$—	$(497,510)
Options Written	$(183,920)	$—	$—	$(183,920)
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures, options and swap contracts, straddle losses, Passive Foreign Investment Companies ("PFICs") and callable bond premium and premium amortization adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$49,740,164	$59,174,097
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$12,424,442
Capital loss carryforward	(201,457,643)
Other temporary differences	(1,079,483)
Net unrealized depreciation	(33,743,227)
Distributable earnings/(accumulated loss)	$(223,855,911)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to adjustments related to redemption in kind transactions:
LVIP Western Asset Core Bond Fund-36

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$246,435,053	$(246,435,053)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$95,367,517	$106,090,126	$201,457,643
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	15,019,213	15,717,311
Service Class	10,719,279	5,946,153
Shares reinvested:
Standard Class	372,995	5,587,810
Service Class	6,040,566	1,352,080
	32,152,053	28,603,354
Shares redeemed:
Standard Class	(193,487,169)	(33,752,728)
Service Class	(5,786,101)	(8,168,031)
	(199,273,270)	(41,920,759)
Net decrease	(167,121,217)	(13,317,405)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP Western Asset Core Bond Fund-37

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities and to reduce transaction costs.
Options Contracts–During the year ended December 31, 2023, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2023, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions; to adjust the Fund's overall exposure to certain markets; to protect the value of portfolio securities and to facilitate investments in portfolio securities.
Swap Contracts–The Fund enters into inflation swap contracts, interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2023, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2023, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
LVIP Western Asset Core Bond Fund-38

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
As disclosed in the footnotes to the Schedule of Investments, at December 31, 2023, the notional value of the protection sold was USD 58,084,100, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2023, net unrealized appreciation of the protection sold was $481,261.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2023, the Fund used CDS contracts to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$5,906,839	Variation margin due to broker on futures contracts	$(2,452,341)
Options purchased (Equity contracts)	Investments, at value	118,150	Investments, at value	—
Options purchased (Interest rate contracts)	Investments, at value	32,266	Investments, at value	—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(127,537)
Options written (Interest rate contracts)	Options written, at value	—	Options written, at value	(56,383)
Swap contracts (Credit contracts)**	Variation margin due from broker on centrally cleared swap contracts	481,261	Variation margin due from broker on centrally cleared swap contracts	—
Swap contracts (Interest rate contracts)**	Variation margin due from brokers on centrally cleared interest rate swap contracts	3,622,924	Variation margin due from brokers on centrally cleared interest rate swap contracts	(497,510)
Total		$10,161,440		$(3,133,771)

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

**
Includes cumulative appreciation (depreciation) of centrally cleared interest rate swap contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

LVIP Western Asset Core Bond Fund-39

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(68)	$—
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(18,838,446)	3,059,111
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	1,665,703	158,337
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(1,810,779)	83,307
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(2,751,035)	1,096
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	1,584,718	4,810
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	6,824,180	(2,375,807)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	34,502,758	(27,619,157)
Total		$21,177,031	$(26,688,303)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$626,241,873	$622,811,389
Options contracts (average value)	1,257,567	1,134,233
CDS contracts (average notional value)**	218,502,477	(9,714,477)
Interest rate swap contracts (average notional value)***	266,445,615	145,963,154

**Long represents buying protection and short represents selling protection.
***Long represents paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
At December 31, 2023, the Fund had no assets and liabilities subject to offsetting provisions.
LVIP Western Asset Core Bond Fund-40

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Western Asset Core Bond Fund-41

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Western Asset Core Bond Fund-42

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Western Asset Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Western Asset Core Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Western Asset Core Bond Fund–43

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Western Asset Core Bond Fund-44

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Western Asset Management Company (“Western”) on behalf of the LVIP Western Asset Core Bond Fund, the Board considered the nature, extent and quality of services provided by Western under the subadvisory agreement. The Board considered the services provided by Western, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Western. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Western Asset Core Bond Fund’s total return compared to the total return of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods and below the return of the Morningstar peer group median and above the return of the benchmark index for the three-year period. The Board considered LFI’s comments that underperformance over the one-year period was mainly due to the Fund’s longer duration position versus the peer group and benchmark and that underperformance over the five-year period was driven by the Fund’s longer duration position and exposure to USD denominated emerging market debt. The Board concluded that the services provided by Western were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains a breakpoint and considered the contractual fee rates charged to other funds and accounts advised by Western with an investment strategy similar to the Fund. The Board considered that LFI compensates Western from its fees and that the subadvisory fee schedule was negotiated between LFI and Western, which is an unaffiliated third party of LFI. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information provided by Western regarding Western’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Western as to any additional benefits it receives and noted Western’s statement that it may receive research from trading activity but that it does not maintain arrangements or agreements to receive any research or services in exchange for trading activity allocation.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Western Asset Core Bond Fund-45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Western Asset Core Bond Fund-46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Western Asset Core Bond Fund-47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Western Asset Core Bond Fund-48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Western Asset Core Bond Fund-49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Western Asset Core Bond Fund-50

(b) Not Applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Brian W. Wixted is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

In reorganization transactions that occurred on May 1, 2021, the LVIP Delaware Diversified Income Fund, LVIP Delaware High Yield Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, and LVIP Delaware Value Fund (each a “Delaware Reorganized Fund,” together the “Delaware Reorganized Funds”) acquired and assumed the performance, financial and other historical information of the Delaware VIP® Diversified Income Series, Delaware VIP® High Yield Series, Delaware VIP® Limited-Term Diversified Income Series, Delaware VIP® REIT Series, Delaware VIP® Smid Cap Core Series, Delaware VIP® U.S. Growth Series, and Delaware VIP® Value Series, respectively, each formerly a series of Delaware VIP® Trust.

The Board of Trustees engaged Tait, Weller and Baker LLP to serve as the Delaware Reorganized Funds’ independent registered public accounting firm for the fiscal year 2021 in order to maintain auditor independence in light of the reorganization transactions.

In reorganization transactions that occurred on May 1, 2023, the LVIP JPMorgan Core Bond Fund, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund, and LVIP JPMorgan U.S. Equity Fund (each a “JPM Reorganized Fund,” together the “JPM Reorganized Funds”) acquired and assumed the performance, financial and other historical information of the JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, JPMorgan Insurance Trust Small Cap Core Portfolio, and JPMorgan Insurance Trust U.S. Equity Portfolio, respectively, each formerly a series of JPMorgan Insurance Trust.

The Board of Trustees engaged Tait, Weller and Baker LLP to serve as the JPM Reorganized Funds’ independent registered public accounting firm for the fiscal year 2023 in order to maintain auditor independence in light of the reorganization transactions.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“E&Y”), principal accountant for all funds except the Delaware Reorganized Funds in fiscal year 2021, the JPM Reorganized Funds in fiscal year 2023, and for all funds in fiscal year 2022, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $3,463,760 for 2023 and $3,276,795 for 2022. The aggregate fees billed by Tait, Weller and Baker LLP, principal accountant for the Delaware Reorganized Funds in fiscal year 2021, for the audit of the Delaware Reorganized Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $0 for 2023 and $157,000 for 2022. The aggregate fees billed by Tait, Weller and Baker LLP, principal accountant for the JPM Reorganized Funds in fiscal year 2023, for the audit of the JPM Reorganized Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $0 for 2023 and $0 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y, the principal accountant for all funds except the Delaware Reorganized Funds in fiscal year 2021, the JPM Reorganized Funds in fiscal year 2023, and for all funds in fiscal year 2022, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $31,855 for 2023 and $139,565 for 2022. The aggregate fees billed for assurance and related services by Tait, Weller and Baker LLP, principal accountant for the Delaware Reorganized Funds in fiscal year 2021, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022. The aggregate fees billed for assurance and related services by Tait, Weller and Baker LLP, principal accountant for the JPM Reorganized Funds in fiscal year 2023, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders and consents for the registration statements relating to Fund mergers.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y, the principal accountant for all funds except the Delaware Reorganized Funds in fiscal year 2021, the JPM Reorganized Funds in fiscal year 2023, and for all funds in fiscal year 2022, for tax compliance, tax advice, and tax planning are $349,077 for 2023 and $609,044 for 2022. The aggregate fees billed for professional services rendered by Tait, Weller and Baker LLP, principal accountant for the Delaware Reorganized Funds in fiscal year 2021, for tax compliance, tax advice, and tax planning are $0 for 2023 and $21,000 for 2022. The aggregate fees billed for professional services rendered by Tait, Weller and Baker LLP, principal accountant for the JPM Reorganized Funds in fiscal year 2023, for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2022. These tax services were comprised of U.S. and international tax compliance services and tax advisory services related to tax reclaims and investment security analysis.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, the principal accountant for all funds except the Delaware Reorganized Funds in fiscal year 2021, the JPM Reorganized Funds in fiscal yar 2023, and for all funds in fiscal year 2022, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021. The aggregate fees billed for products and services provided by Tait, Weller and Baker LLP, principal accountant for the Delaware Reorganized Funds in fiscal year 2021, for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2022. The aggregate fees billed for products and services provided by Tait, Weller and Baker LLP, principal accountant for the JPM Reorganized Funds in fiscal year 2023, for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2022.

(c)(1)

Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees

Audit Services

Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund

Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)   No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by E&Y, the principal accountant for all funds except the Delaware Reorganized Funds in fiscal year 2021, the JPM Reorganized Funds in 2023, and for all funds in fiscal year 2022, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,426,647 for 2023 and $1,794,324 for 2022. The aggregate non-audit fees billed by Tait, Weller and Baker LLP, principal accountant for the Delaware Reorganized Funds in fiscal year 2021, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant are $0 for 2023 and $0 for 2022. The aggregate non-audit fees billed by Tait, Weller and Baker LLP, principal accountant for the JPM Reorganized Funds in fiscal year 2023, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant are $0 for 2023 and $0 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Lincoln Variable Insurance Products Trust

By (Signature and Title) /s/ Jayson Bronchetti

Jayson Bronchetti, President

(principal executive officer)

Date: February 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jayson Bronchetti

Jayson Bronchetti, President

(principal executive officer)

Date: February 14, 2024

By (Signature and Title) /s/ William P. Flory, Jr.

William P. Flory, Jr., Chief Accounting Officer

(principal financial officer)

Date: February 27, 2024